UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: Last day of February

Date of reporting period: March 1, 2022 through February 28, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Reports. Not Applicable. Notices do not incorporate disclosures from the shareholder report.

Annual Report
J.P. Morgan Municipal Bond Funds
February 28, 2023
JPMorgan California Tax Free Bond Fund
JPMorgan High Yield Municipal Fund
JPMorgan National Municipal Income Fund (formerly known as JPMorgan Intermediate Tax Free Bond Fund)
JPMorgan New York Tax Free Bond Fund
JPMorgan Short-Intermediate Municipal Bond Fund
JPMorgan Sustainable Municipal Income Fund
JPMorgan Tax Free Bond Fund
JPMorgan Ultra-Short Municipal Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
April 11, 2023 (Unaudited)
Dear Shareholder,
Financial markets have shown some resiliency in recent months after sharply rising interest rates and the outbreak of war in Ukraine in 2022 fueled dislocations in both equity and bond markets. While asset prices have yet to fully rebound from last year, overall financial market volatility has receded and asset valuations may have grown more attractive to investors.

“As investors assess the potential
risks to financial market returns, we
believe it is important to recognize
both the potential benefits of
portfolio diversification and the
potential investment opportunities
uncovered by changes in relative
asset valuations.”
— Brian S. Shlissel

Certainly, the factors that weighed on markets in 2022 largely remain in place in early 2023. Additionally, the failures of two U.S. regional banks and the takeover of troubled Credit Suisse Group AG by UBS Group AG have rattled the financial services sector, though regulators moved quickly to attempt to contain the risk of contagion and overall US. bank capitalization rates remain healthy and much improved since the 2008 financial crisis.
The International Monetary Fund (the “IMF”) recently trimmed its forecast for global economic growth in 2023 and warned that any further turmoil in the financial system could further impede economic activity. The IMF also indicated that infla tionary pressures had yet to peak in many countries, despite moderation in prices for energy and food.  Notably, the IMF slightly raised its growth forecast for the U.S., while lowering its forecast for Germany and Japan.
Above average wage inflation, contracting profit margins and slower economic activity may put pressure on U.S. equities in the months ahead, though companies positioned to weather a secular slowdown may stand out. Lower valuations compared with the U.S. and a weakening dollar could provide support for international equities. Core fixed income assets may also prove attractive to investors if interest rates decline in the year ahead.
As investors assess the potential risks to financial market returns, we believe it is important to recognize both the potential benefits of portfolio diversification and the investment potential opportunities uncovered by changes in relative asset valuations. Our lineup of investment solutions seeks to provide investors with ability to build durable portfolios that can meet their financial goals.
Sincerely,

Brian S. Shlissel
President - J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

February 28, 2023	J.P. Morgan Municipal Bond Funds	1

J.P. Morgan Municipal Bond Funds
MARKET OVERVIEW
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)
Global financial markets posted negative performances for the period amid inflationary pressures, rapidly rising interest rates, war across Ukraine and weaker economic conditions in China. However, developed markets stabilized somewhat in the second half of the period as domestic economic data improved.
While prices for both equities and bonds were down for the period, overall fixed income assets experienced a historically poor performance. For the twelve-month period, the Bloomberg U.S. Aggregate Index returned -9.72% and the Bloomberg U.S. Municipal Index returned -5.10%.
Investor demand for bonds was crushed by the highest inflation levels in four decades and the subsequent policy response by leading central banks. Russia’s invasion of Ukraine at the end of February 2022, followed by the U.S. Federal Reserve’s decision to initiate its current monetary tightening cycle in mid-March 2022 drove global financial markets sharply lower. Stocks and bonds fell in tandem and volatility spiked higher. By the end of  February 2023, the Fed had raised interest rates eight times to a range of 4.50%-4.75%, the highest levels since the 2007-08 financial crisis.
In the second half of the period, financial markets appeared to stabilize and even rebounded somewhat The U.S. economy proved to be resilient and data showed price inflation receding, while Europe largely avoided a prolonged energy crisis through coordinated efforts to obtain alternatives to Russian supplies of petroleum and natural gas. Additionally, China dropped many of the strict anti-pandemic measures that had severely constrained spending and demand in the first half of the period. Financial market.
While both bond and equity markets had negative returns for the twelve month period, U.S. high yield bonds (also known as junk bonds) and emerging markets debt posted a moderate positive performance for the final six months of the period.

2	J.P. Morgan Municipal Bond Funds	February 28, 2023

JPMorgan California Tax Free Bond Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(3.01)%
Bloomberg LB California 1–17 Year Muni Index	(2.67)%
Net Assets as of 2/28/2023 (In Thousands)	$280,096
Duration as of 2/28/2023	5.7 Years
INVESTMENT OBJECTIVE**
The JPMorgan California Tax Free Bond Fund (the “Fund”) seeks to provide high after-tax total return for California residents consistent with moderate risk of capital.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended February 28, 2023, the Fund’s Class I Shares underperformed the Bloomberg LB California 1-17 Year Muni Index (the “Benchmark”).
Relative to the Benchmark, the Fund’s overweight allocations to the general obligation, electricity, transportation and leasing sectors, and its allocation to bonds rated AA, all of which had longer durations, detracted from performance. Generally, bonds with longer duration will experience a larger decrease in price relative to shorter duration bonds when interest rates rise.
The Fund’s allocations to shorter duration bonds in the pre-refunded, housing and industrial development revenue/pollution control revenue and hospitals sectors were leading contributors to relative performance. The Fund’s allocation to bonds rated BBB also contributed to relative performance.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers preferred to invest in issuances from large, highly rated state and local municipalities. Among revenue bond sectors, the portfolio managers preferred essential service sectors, including water & sewer. Fund positioning is generally a result of security structure, duration, credit quality and the unique characteristics of the California municipal bond market.
CREDIT QUALITY ALLOCATIONS AS OF February 28, 2023	PERCENT OF TOTAL INVESTMENTS
AAA	17.0%
AA	64.7
A	14.1
BBB	2.2
NR	2.0

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 28, 2023	J.P. Morgan Municipal Bond Funds	3

JPMorgan California Tax Free Bond Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 28, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge *		(6.71)%	0.23%	0.94%
Without Sales Charge		(3.04)	0.99	1.32
CLASS C SHARES	February 19, 2005
With CDSC **		(4.56)	0.49	0.93
Without CDSC		(3.56)	0.49	0.93
CLASS I SHARES	December 23, 1996	(3.01)	1.08	1.41
CLASS R6 SHARES	October 1, 2018	(2.92)	1.18	1.46

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (2/28/13 TO 2/28/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan California Tax Free Bond Fund and the Bloomberg LB California 1-17 Year Muni Index from February 28, 2013 to February 28, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg LB California 1-17 Year Muni Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg LB California 1-17 Year Muni Index represents the performance of California municipal bonds with maturities from 1 to 17 years.
Capital gain distributions are subject to Federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. Morgan Municipal Bond Funds	February 28, 2023

JPMorgan High Yield Municipal Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(11.71)%
Bloomberg U.S. Municipal Index	(5.10)%
Bloomberg High Yield Municipal Bond Index	(9.35)%
Net Assets as of 2/28/2023 (In Thousands)	$305,382
Duration as of 2/28/2023	9.0 Years
INVESTMENT OBJECTIVE**
The JPMorgan High Yield Municipal Fund (the “Fund”) seeks a high level of current income exempt from federal income taxes.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended February 28, 2023, the Fund’s Class I Shares underperformed both the Bloomberg US Municipal Index (the “Benchmark”) and the Bloomberg High Yield Municipal Bond Index.
Relative to the Benchmark, the Fund’s overweight allocations to bonds rated BBB and BB, and the Fund’s longer duration were leading detractors from performance. Generally, bonds of longer duration will experience a larger decrease in price relative to shorter duration bonds when interest rates rise. The Fund’s overweight allocation to the education sector, its underweight allocation to state general obligation bonds and its out-of-Benchmark allocation to the retirement care sector also detracted from relative performance.
The Fund’s underweight allocations to the transportation and industrial development revenue/pollution control revenue sectors, and its underweight allocation to New York state bonds were leading contributors to performance relative to the Benchmark.
HOW WAS THE FUND POSITIONED?
During the period, the Fund’s assets were invested in municipal bonds, with a small allocation to loan assignments. At the end of the reporting period, the Fund’s largest allocations were to unrated bonds and bonds rated BBB, while its smallest allocations were to bonds rated single-B and CCC and lower. The duration was 9.0 years compared with 6.2 years for the Benchmark.
CREDIT QUALITY ALLOCATIONS AS OF February 28, 2023	PERCENT OF TOTAL INVESTMENTS
AAA	0.4%
AA	4.5
A	3.8
BBB	24.8
BB	18.7
B	0.4
CCC	1.4
NR	46.0

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 28, 2023	J.P. Morgan Municipal Bond Funds	5

JPMorgan High Yield Municipal Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 28, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 17, 2007
With Sales Charge *		(15.09)%	0.13%	1.09%
Without Sales Charge		(11.79)	0.90	1.48
CLASS C SHARES	September 17, 2007
With CDSC **		(13.19)	0.39	1.08
Without CDSC		(12.19)	0.39	1.08
CLASS I SHARES	September 17, 2007	(11.71)	1.00	1.59
CLASS R6 SHARES	November 1, 2018	(11.62)	1.09	1.63

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (2/28/13 TO 2/28/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan High Yield Municipal Fund, the Bloomberg U.S. Municipal Index and the Bloomberg High Yield Municipal Bond Index from February 28, 2013 to February 28, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg U.S. Municipal Index and the Bloomberg High Yield Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The
Bloomberg U.S. Municipal Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. The Bloomberg High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. Morgan Municipal Bond Funds	February 28, 2023

JPMorgan National Municipal Income Fund
(formerly known as JPMorgan Intermediate Tax Free Bond Fund)
FUND COMMENTARY
TWELVE MONTHS ENDED  February 28, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(4.32)%
Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index	(2.98)%
Net Assets as of 2/28/2023 (In Thousands)	$3,556,229
Duration as of 2/28/2023	5.6 Years
INVESTMENT OBJECTIVE**
The JPMorgan National Municipal Income Fund1 (the “Fund”) seeks to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations. For purposes of the Fund’s investment objective, “gross income” means gross income for federal tax purposes.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve  months ended February 28, 2023, the Fund’s Class I Shares underperformed the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”).
Relative to the Benchmark, the Fund’s longer overall duration was a leading detractor from performance. Generally, bonds of longer duration will experience a larger decrease in price relative to shorter duration bonds when interest rates rise. The Fund’s underweight allocations to bonds rated AAA and overweight allocation to bonds rated single-A and lower also detracted from performance as lower quality bonds generally underperformed higher quality bonds. The Fund’s overweight allocation to the hospitals sector also detracted from relative performance.
The Fund’s allocations to shorter duration bonds in the pre-refunded sector, its underweight allocations to the housing and transportation sectors and its underweight allocation to Texas state bonds were leading contributors to relative performance.
HOW WAS THE FUND POSITIONED?
During the period, the Fund’s portfolio managers employed a bottom-up, security selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk.
1 The Fund was renamed September 1, 2022, to reflect an increase in eligible securities under the strategy to an average weighted maturity (AWM) of three to twelve years from the previous AWM of three to ten years.
CREDIT QUALITY ALLOCATIONS AS OF February 28, 2023	PERCENT OF TOTAL INVESTMENTS
AAA	9.9%
AA	40.5
A	31.8
BBB	8.6
BB	1.3
B	0.7
CCC	0.8
NR	6.4

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 28, 2023	J.P. Morgan Municipal Bond Funds	7

JPMorgan National Municipal Income Fund
(formerly known as JPMorgan Intermediate Tax Free Bond Fund)
FUND COMMENTARY
TWELVE MONTHS ENDED  February 28, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 28, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 31, 2003
With Sales Charge *		(8.28)%	0.31%	0.80%
Without Sales Charge		(4.66)	1.08	1.18
CLASS C SHARES	December 31, 2003
With CDSC **		(6.12)	0.55	0.70
Without CDSC		(5.12)	0.55	0.70
CLASS I SHARES	September 10, 2001	(4.32)	1.34	1.46
CLASS R6 SHARES	November 6, 2017	(4.23)	1.46	1.51

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (2/28/13 TO 2/28/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan National Municipal Income Fund (formerly known as JPMorgan Intermediate Tax Free Bond Fund) and the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index from February 28, 2013 to February 28, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years.
Capital gain distributions are subject to Federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. Morgan Municipal Bond Funds	February 28, 2023

JPMorgan New York Tax Free Bond Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	(3.04)%
Bloomberg New York Intermediate (1–17 Year) Maturities Index	(2.63)%
Net Assets as of 2/28/2023 (In Thousands)	$361,450
Duration as of 2/28/2023	4.8 Years
INVESTMENT OBJECTIVE**
The JPMorgan New York Tax Free Bond Fund (the “Fund”) seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from New York State and New York City personal income taxes. It also seeks to protect the value of your investment.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended February 28, 2023, the Fund’s Class A Shares underperformed the Bloomberg New York Intermediate (1-17 year) Maturities Index (the “Benchmark”).
Relative to the Benchmark, the Fund’s allocations to the electricity, transportation and leasing sectors and its allocation to bonds rated BBB, all of which had longer durations, were leading detractors from performance. Generally, bonds of longer duration will experience a larger decrease in price compared with shorter duration bonds when interest rates rise.
The Fund’s allocations to shorter duration bonds in the local general obligation, education, water & sewer and housing sectors, and to bonds rated AAA and AA, were leading contributors to relative performance.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers preferred to invest in issuances from large, highly rated state and local municipalities. Among revenue bond sectors, the Fund preferred essential service sectors. Fund positioning is generally a result of security structure, duration, credit quality and the unique characteristics of the New York State municipal bond market.
CREDIT QUALITY ALLOCATIONS AS OF February 28, 2023	PERCENT OF TOTAL INVESTMENTS
AAA	16.6%
AA	65.8
A	9.1
BBB	7.3
NR	1.2

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 28, 2023	J.P. Morgan Municipal Bond Funds	9

JPMorgan New York Tax Free Bond Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 28, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 16, 2001
With Sales Charge *		(6.66)%	0.26%	0.74%
Without Sales Charge		(3.04)	1.03	1.12
CLASS C SHARES	January 31, 2003
With CDSC **		(4.53)	0.54	0.64
Without CDSC		(3.53)	0.54	0.64
CLASS I SHARES	September 10, 2001	(2.97)	1.26	1.36
CLASS R6 SHARES	October 1, 2018	(2.73)	1.35	1.40

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (2/28/13 TO 2/28/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan New York Tax Free Bond Fund and the Bloomberg New York Intermediate (1–17 Year) Maturities Index from February 28, 2013 to February 28, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg New York Intermediate (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg New York Intermediate (1–17 Year)
Maturities Index represents the performance of New York municipal bonds with maturities from 1 to 17 years.
Capital gain distributions are subject to Federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.
Class A Shares have a $10,000 minimum initial investment and carry a 3.75% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. Morgan Municipal Bond Funds	February 28, 2023

JPMorgan Short-Intermediate Municipal Bond Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	(2.86)%
Bloomberg U.S. 1-5 Year Blend (1-6) Municipal Bond Index	(1.68)%
Net Assets as of 2/28/2023 (In Thousands)	$1,078,748
Duration as of 2/28/2023	3.4 Years
INVESTMENT OBJECTIVE**
The JPMorgan Short-Intermediate Municipal Bond Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For twelve months ended February 28, 2023, the Fund underperformed the Bloomberg U.S. 1-5 Year Blend (1-6) Municipal Bond Index (the “Benchmark”).
Relative to the Benchmark, the Fund’s overall longer duration was a leading detractor from performance as interest rates rose during the period. Generally, bonds of longer duration will experience a larger decrease in price relative to shorter duration bonds when interest rates rise.
The Fund’s overweight allocation to bonds rated single-A and BBB, its underweight position in bonds rated AA and higher as well as its overweight position in the special tax sector and its underweight allocation to state general obligation bonds also detracted from performance.
The Fund’s underweight position in the industrial development revenue/pollution control revenue sector, its shorter duration in the pre-refunded sector and its underweight allocation to Texas bonds were leading contributors to relative performance.
HOW WAS THE FUND POSITIONED?
During the period, the Fund employed a bottom-up, security selection-based investment approach. The Fund’s portfolio managers sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk while maintaining the Fund’s bias toward higher quality issuances.
CREDIT QUALITY ALLOCATIONS AS OF February 28, 2023	PERCENT OF TOTAL INVESTMENTS
AAA	11.6%
AA	49.7
A	30.9
BBB	6.6
BB	0.3
B	0.2
NR	0.7

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 28, 2023	J.P. Morgan Municipal Bond Funds	11

JPMorgan Short-Intermediate Municipal Bond Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 28, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 4, 1998
With Sales Charge *		(5.04)%	0.16%	0.30%
Without Sales Charge		(2.86)	0.61	0.52
CLASS C SHARES	November 1, 2001
With CDSC **		(4.34)	0.11	0.12
Without CDSC		(3.34)	0.11	0.12
CLASS I SHARES	June 19, 2009	(2.41)	1.08	1.00
CLASS R6 SHARES	October 1, 2018	(2.36)	1.12	1.02

*	Sales Charge for Class A Shares is 2.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (2/28/13 TO 2/28/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Short-Intermediate Municipal Bond Fund and the Bloomberg U.S. 1-5 Year Blend (1-6) Municipal Bond Index from February 28, 2013 to February 28, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg U.S. 1-5 Year Blend (1-6) Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg U.S. 1-5 Year Blend (1-6) Municipal Bond Index is an unmanaged index of investment grade tax-exempt municipal bonds with maturities of 1–5.999 years. Investors cannot invest directly in an index.
Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.
Class A Shares have a $1,000 minimum initial investment and carry a 2.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. Morgan Municipal Bond Funds	February 28, 2023

JPMorgan Sustainable Municipal Income Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(5.35)%
Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index	(2.98)%
Net Assets as of 2/28/2023 (In Thousands)	$261,654
Duration as of 2/28/2023	5.8 Years
INVESTMENT OBJECTIVE**
The JPMorgan Sustainable Municipal Income Fund (the “Fund”) seeks current income exempt from federal income taxes.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended February 28, 2023, the Fund’s Class I Shares underperformed the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”).
Relative to the Benchmark, the Fund’s longer overall duration was a leading detractor from performance as interest rates rose during the periods. Generally, bonds of longer duration will experience a greater decline in price than shorter duration bonds when interest rates rise. The Fund’s overweight positions in the hospitals and leasing sectors also detracted from relative performance. The Fund’s overweight allocations in bonds rated BBB, its underweight to bonds rated AA and higher and its exposure to bonds rated BB also detracted from relative performance.
The Fund’s shorter duration positions in state general obligation bonds and in the housing sector were leading contributors to performance relative to the Benchmark. The Fund’s underweight allocation to the industrial development revenue/pollution control revenue sector and the transportation sector also contributed to relative performance.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers continued to emphasize higher yielding sectors, particularly the housing sector. At the end of the period, the Fund’s duration was 5.8 years and the Benchmark’s duration was 4.6 years.
CREDIT QUALITY ALLOCATIONS AS OF February 28, 2023	PERCENT OF TOTAL INVESTMENTS
AAA	13.4%
AA	28.4
A	17.5
BBB	23.5
BB	5.0
NR	12.2

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 28, 2023	J.P. Morgan Municipal Bond Funds	13

JPMorgan Sustainable Municipal Income Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 28, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 23, 1993
With Sales Charge *		(9.21)%	0.04%	0.86%
Without Sales Charge		(5.65)	0.81	1.25
CLASS C SHARES	November 4, 1997
With CDSC **		(7.14)	0.25	0.80
Without CDSC		(6.14)	0.25	0.80
CLASS I SHARES	February 9, 1993	(5.35)	1.07	1.51
CLASS R6 SHARES	November 6, 2017	(5.36)	1.15	1.55

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (2/28/13 TO 2/28/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Sustainable Municipal Income Fund and the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index from February 28, 2013 to February 28, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg U.S. 1-15 Year Blend
(1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. Investors cannot invest directly in an index.
Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. Morgan Municipal Bond Funds	February 28, 2023

JPMorgan Tax Free Bond Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without sales charge) *	(9.24)%
Bloomberg U.S. Municipal Index	(5.10)%
Net Assets as of 2/28/2023 (In Thousands)	$548,407
Duration as of 2/28/2023	9.1 Years
INVESTMENT OBJECTIVE**
The JPMorgan Tax Free Bond Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended February 28, 2023, the Fund underperformed the Bloomberg US Municipal Index (the “Benchmark”).
Relative to the Benchmark, the Fund’s longer overall duration was a leading detractor from performance as interest rates rose during the period. Generally, bonds of longer duration will experience a greater decline in price relative to shorter duration bonds when interest rates rise. The Fund’s overweight allocation to bonds rated single-A and lower and its out-of-Benchmark allocation to below-investment-grade bonds also detracted from relative performance as lower quality bonds underperformed higher quality bonds during the period. The Fund’s overweight allocations to the hospitals and education sectors also detracted from relative performance.
The Fund’s underweight allocations to the transportation and housing sectors, and its underweight allocation to New York and Texas state bonds, were leading contributors to relative performance.
HOW WAS THE FUND POSITIONED?
The Fund continued to employ a bottom-up, security selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk.
CREDIT QUALITY ALLOCATIONS AS OF February 28, 2023	PERCENT OF TOTAL INVESTMENTS
AAA	8.9%
AA	34.4
A	28.6
BBB	18.6
BB	1.8
B	0.8
CCC	0.4
NR	6.5

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 28, 2023	J.P. Morgan Municipal Bond Funds	15

JPMorgan Tax Free Bond Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 28, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 1, 1988
With Sales Charge *		(12.62)%	(0.09)%	1.23%
Without Sales Charge		(9.24)	0.68	1.62
CLASS C SHARES	July 1, 2008
With CDSC **		(10.78)	0.09	1.10
Without CDSC		(9.78)	0.09	1.10
CLASS I SHARES	February 1, 1995	(9.00)	0.90	1.83
CLASS R6 SHARES	October 1, 2018	(9.04)	0.93	1.84

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (2/28/13 TO 2/28/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Tax Free Bond Fund and the Bloomberg U.S. Municipal Index from February 28, 2013 to February 28, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Bloomberg U.S. Municipal Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg U.S. Municipal Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. Investors cannot invest directly in an index.
Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.
Class A Shares have a $1,000 minimum initial investment and carry a 3.75% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. Morgan Municipal Bond Funds	February 28, 2023

JPMorgan Ultra-Short Municipal Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	0.27%
Bloomberg 1 Year Municipal Bond Index	(0.36)%
Net Assets as of 2/28/2023 (In Thousands)	$2,336,761
Duration as of 2/28/2023	0.7 Years
INVESTMENT OBJECTIVE**
The JPMorgan Ultra-Short Municipal Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended February 28, 2023, the Fund outperformed the Bloomberg 1 Year Municipal Bond Index (the “Benchmark").
Relative to the Benchmark, the Fund’s shorter overall duration was a leading contributor to performance as interest rates rose during the period. Generally, bonds of shorter duration will experience a smaller decrease in price relative to longer duration bonds when interest rates rise. The Fund’s overweight position in bonds rated single-A and its underweight position in bonds rated AA also contributed to relative performance. The Fund’s out-of-Benchmark allocation to variable rate demand notes also contributed to relative performance.
The Fund’s overweight allocation in the electric sector and its overweight allocation to bonds rated BBB detracted from relative performance.
HOW WAS THE FUND POSITIONED?
During the period, the Fund sought to maintain an average weighted maturity of two years or less, and the Fund’s investment adviser used a risk/reward analysis to identify investments that it believed would perform well over market cycles.
CREDIT QUALITY ALLOCATIONS AS OF February 28, 2023	PERCENT OF TOTAL INVESTMENTS
AAA	19.2%
AA	38.5
A	31.8
BBB	7.7
BB	0.1
B	0.1
NR	2.6

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 28, 2023	J.P. Morgan Municipal Bond Funds	17

JPMorgan Ultra-Short Municipal Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 28, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES *	May 31, 2016	0.18%	0.55%	0.55%
CLASS I SHARES	May 31, 2016	0.27	0.76	0.75

*
Performance of Class A Shares reflects no initial sales charge. Prior to September 15, 2020, the maximum initial sales charge applicable to
Class A Shares was 2.25%, which is not reflected in the performance shown in the table above.

LIFE OF FUND PERFORMANCE (5/31/16 TO 2/28/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on May 31, 2016.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Ultra-Short Municipal Fund and the Bloomberg 1 Year Municipal Bond Index from May 31, 2016 to February 28, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg 1 Year Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The Bloomberg 1 Year Municipal Bond Index is an unmanaged index that includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, and have maturities of 1 to 2 years. Investors cannot invest directly in an index.
Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.
Class I Shares have a $1,000,000 minimum initial investment.
Subsequent to the inception of the Fund on May 31, 2016 until August 31, 2016, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. Morgan Municipal Bond Funds	February 28, 2023

JPMorgan California Tax Free Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS	Principal Amount ($000)	Value ($000)
Municipal Bonds—97.5% (a)
California—97.5%
Education—4.6%
California Educational Facilities Authority, Art Centre College of Design
Series 2022A, Rev., 5.00%, 12/1/2028	210	222
Series 2022A, Rev., 5.00%, 12/1/2031	450	481
Series 2022A, Rev., 5.00%, 12/1/2032	275	294
California Educational Facilities Authority, Stanford University
Series U-2, Rev., 5.00%, 10/1/2032	1,500	1,814
Series T-1, Rev., 5.00%, 3/15/2039	1,535	1,784
California Enterprise Development Authority, Riverside County, Rocketship Public Schools-Obligated Group No. 2
Series 2022A, Rev., 4.00%, 6/1/2027 (b)	565	539
Series 2022A, Rev., 4.00%, 6/1/2031 (b)	1,250	1,135
California School Finance Authority, Green Dot Public Schools Project, Series 2022-A, Rev., 5.00%, 8/1/2032 (b)	350	365
California Statewide Communities Development Authority, San Francisco Campus for Jewish Living Project, Rev., 4.00%, 11/1/2029	140	148
University of California
Series 2014AM, Rev., 5.00%, 5/15/2028	1,500	1,538
Series 2020BE, Rev., 5.00%, 5/15/2034	1,065	1,219
Series 2016AR, Rev., 5.00%, 5/15/2035	1,500	1,599
University of California, Limited Project, Series O, Rev., 5.00%, 5/15/2034	1,500	1,657
		12,795
General Obligation—27.7%
Allan Hancock Joint Community College District, GO, 5.00%, 8/1/2030	1,250	1,278
Chaffey Joint Union High School District
Series F, GO, Zero Coupon, 2/1/2033	230	164
Series F, GO, Zero Coupon, 2/1/2034	545	371
City of San Jose, Disaster Preparedness, Public Safety and Infrastructure
Series 2019A-1, GO, 5.00%, 9/1/2036	1,500	1,663
Series 2019A-1, GO, 5.00%, 9/1/2038	2,710	2,971
Coast Community College District, Election of 2002, Series 2006B, GO, AGM, Zero Coupon, 8/1/2030	2,000	1,588
County of Los Angeles, Beverly Hills Unified School District, Election of 2008, Capital Appreciation, GO, Zero Coupon, 8/1/2023	1,500	1,480
East Side Union High School District, Series B, GO, NATL - RE, 5.25%, 2/1/2026	2,000	2,094
INVESTMENTS	Principal Amount ($000)	Value ($000)

General Obligation — continued
Escondido Union High School District, Capital Appreciation, Election of 2008
Series A, GO, AGC, Zero Coupon, 8/1/2025	1,500	1,390
Series A, GO, AGC, Zero Coupon, 8/1/2029	1,000	817
Evergreen School District, Series B, GO, AGC, Zero Coupon, 8/1/2024	1,915	1,831
Los Angeles Unified School District, Dedicated Unlimited Ad Valorem Property Tax, Series 2019A, GO, 5.00%, 7/1/2032	1,500	1,703
Menlo Park City School District, Capital Appreciation
GO, Zero Coupon, 7/1/2031	500	368
GO, Zero Coupon, 7/1/2032	880	620
Mount San Antonio Community College District, Election of 2008, Series 2013A, GO, Zero Coupon, 8/1/2023	3,205	2,094
Murrieta Valley Unified School District, GO, AGM, Zero Coupon, 9/1/2024	1,000	951
Napa Valley Unified School District, Election of 2006, Series 2010A, GO, Zero Coupon, 8/1/2027	2,000	1,725
Palo Alto Unified School District, Election of 2008
Series 2008-2, GO, Zero Coupon, 8/1/2025	1,015	944
Series 2008-2, GO, Zero Coupon, 8/1/2026	1,790	1,618
San Diego Community College District, Election of 2002, GO, Zero Coupon, 8/1/2035	1,500	948
San Diego Unified School District, Election of 1998
Series 1998C-2, GO, AGM, 5.50%, 7/1/2024	2,010	2,078
Series G-1, GO, AGM, 5.25%, 7/1/2028	2,115	2,388
San Diego Unified School District, Election of 1998, Series G-1, GO, AGM, 5.25%, 7/1/2028 (c)	385	433
San Francisco Bay Area Rapid Transit District, Election of 2004, Series D, GO, 5.00%, 8/1/2032	2,000	2,115
San Francisco Unified School District, GO, 5.00%, 6/15/2031	2,000	2,326
San Jose Unified School District, Election of 2002
Series C, GO, NATL - RE, Zero Coupon, 8/1/2029	1,500	1,226
Series C, GO, NATL - RE, Zero Coupon, 6/1/2031	3,035	2,318
San Mateo County Community College District, Election of 2001, Series 2005B, GO, NATL - RE, Zero Coupon, 9/1/2027	1,130	989
San Mateo County Community College District, Election of 2005
Series 2006-A, GO, NATL - RE, Zero Coupon, 9/1/2026	1,100	991
Series A, GO, NATL - RE, Zero Coupon, 9/1/2029	2,000	1,645
Series B, GO, NATL - RE, Zero Coupon, 9/1/2034	1,000	671
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	19

JPMorgan California Tax Free Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	Principal Amount ($000)	Value ($000)
Municipal Bonds — continued
General Obligation — continued
San Mateo County Community College District, Election of 2014, Series B, GO, 5.00%, 9/1/2033	1,000	1,123
San Rafael City Elementary School District, Election of 2002, Series 2004B, GO, NATL - RE, Zero Coupon, 8/1/2029	2,000	1,611
Santa Monica Community College District, Election of 2004, Series 2009C, GO, Zero Coupon, 8/1/2027	1,000	868
South San Francisco Unified School District, Measure J, Dedicated Unlimited Ad Valorem Property Tax, Series C, GO, Zero Coupon, 9/1/2028	1,800	1,505
State of California, School Facilities, GO, 4.00%, 9/1/2032	2,000	2,069
State of California, Various Purpose
GO, 5.00%, 8/1/2027	2,000	2,185
GO, 5.00%, 12/1/2029	2,000	2,029
GO, 5.00%, 8/1/2030	2,000	2,195
GO, 5.00%, 8/1/2031	1,500	1,563
GO, 5.00%, 10/1/2032	3,000	3,078
GO, 5.00%, 8/1/2033	1,000	1,065
GO, 4.00%, 10/1/2035	2,520	2,626
GO, 4.00%, 3/1/2036	2,000	2,052
GO, 5.00%, 4/1/2036	1,000	1,105
GO, 5.00%, 8/1/2036	2,650	2,895
GO, 5.00%, 8/1/2037	1,430	1,553
GO, 5.00%, 11/1/2037	2,000	2,285
William S Hart Union High School District, Capital Appreciation Election 2001, Series 2005-B, GO, AGM, Zero Coupon, 9/1/2029	2,500	1,999
		77,604
Hospital—8.0%
Abag Finance Authority for Nonprofit Corp., Sharp Healthcare, Series 2014A, Rev., 5.00%, 8/1/2031	1,000	1,003
California Health Facilities Financing Authority, Adventist Health System
Series 2013A, Rev., 5.00%, 3/1/2026	1,400	1,401
Series 2016A, Rev., 4.00%, 3/1/2029	2,165	2,202
California Health Facilities Financing Authority, Cedars-Sinai Medical Center
Rev., 5.00%, 11/15/2030	250	265
Rev., 5.00%, 11/15/2032	400	423
Series 2016A, Rev., 5.00%, 8/15/2033	3,500	3,748
Series 2016B, Rev., 5.00%, 8/15/2035	1,500	1,595
California Health Facilities Financing Authority, Kaiser Permanente, Subseries A-1-G, Rev., 5.00%, 11/1/2027	1,995	2,196
INVESTMENTS	Principal Amount ($000)	Value ($000)

Hospital — continued
California Health Facilities Financing Authority, Lucile Salter Packard Children's Hospital at Stanford
Series 2014A, Rev., 5.00%, 8/15/2027	580	595
Series 2014A, Rev., 5.00%, 8/15/2028	850	874
Series 2014A, Rev., 5.00%, 8/15/2030	655	674
Series A, Rev., 5.00%, 8/15/2030	1,000	1,061
California Health Facilities Financing Authority, Stanford Health Clinic, Series 2017A, Rev., 5.00%, 11/15/2034	1,200	1,310
California Health Facilities Financing Authority, Sutter Health
Series 2018A, Rev., 5.00%, 11/15/2025	500	524
Series 2017A, Rev., 5.00%, 11/15/2034	1,500	1,615
California Municipal Finance Authority, Community Health System, Series 2021A, Rev., 5.00%, 2/1/2032	500	553
Regents of the University of California Medical Center Pooled, Series 2022-P, Rev., 5.00%, 5/15/2037	2,105	2,372
		22,411
Housing—0.8%
California Municipal Finance Authority, Linxs Apartments Project, Senior Lien, Series 2018A, Rev., AMT, 5.00%, 12/31/2028	1,750	1,850
City of San Bernardino, Single Family Mortgage, Series A, Rev., GNMA COLL, 7.50%, 5/1/2023 (c)	50	50
CSCDA Community Improvement Authority, Essential Housing, Towne at Glendale Apartments, Series 2022B, Rev., 5.00%, 9/1/2037 (b)	400	380
		2,280
Industrial Development Revenue/Pollution Control Revenue—0.5%
California Pollution Control Financing Authority, Solid Waste Disposal, Waste Management, Inc., Project, Series 2015B-1, Rev., AMT, 3.00%, 11/1/2025	1,500	1,469
Other Revenue—8.1%
California Community Choice Financing Authority
Series A-1, Rev., 4.00%, 8/1/2025	500	500
Series A-1, Rev., 4.00%, 8/1/2026	1,000	999
California County Tobacco Securitization Agency, Los Angeles County Securitization Corp., Series 2020A, Rev., 5.00%, 6/1/2031	1,110	1,195
California State Public Works Board
Series F, Rev., 5.00%, 5/1/2028	1,500	1,570
Series F, Rev., 5.00%, 5/1/2030	1,000	1,048
SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	Principal Amount ($000)	Value ($000)
Municipal Bonds — continued
Other Revenue — continued
Contra Costa County Transportation Authority, Sales Tax, Series A, Rev., 5.00%, 3/1/2032	2,000	2,093
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement, Series 2017A-1, Rev., 5.00%, 6/1/2024 (c)	2,500	2,563
Los Angeles County Metropolitan Transportation Authority, Measure R Junior Subordinate Sales Tax, Series 2020-A, Rev., 4.00%, 6/1/2035	1,500	1,577
Los Angeles County Metropolitan Transportation Authority, Proposition C Senior Sales Tax, Series 2019-B, Rev., 5.00%, 7/1/2035	2,000	2,210
Los Angeles County Public Works Financing Authority, Series G, Rev., 5.00%, 12/1/2037	1,500	1,725
Midpeninsula Regional Open Space District, Promissory Notes, 2004 Project Lease
Series NTS2015, Rev., 5.00%, 9/1/2030	500	531
Series NTS2015, Rev., 5.00%, 9/1/2031	270	286
Pasadena Public Financing Authority, Rose Bowl Renovation Project, Series 2010A, Rev., Zero Coupon, 3/1/2030	1,000	782
Riverside Public Financing Authority, Main Library Project, Series 2019A, Rev., 5.00%, 11/1/2034	450	498
San Diego Regional Building Authority, County Operations Center, Series 2016A, Rev., 5.00%, 10/15/2033	2,370	2,515
Santa Ana Financing Authority, Police Administration and Holding Facility Lease, Series A, Rev., NATL - RE, 6.25%, 7/1/2024 (c)	330	338
Santa Ana Financing Authority, Police Administration and Holding Facility Lease, Series A, Rev., NATL - RE, 6.25%, 7/1/2024	332	341
Santa Clara County Financing Authority, County Facilities, Series 2019A, Rev., 5.00%, 5/1/2029	1,625	1,850
		22,621
Prerefunded—7.8%
California Health Facilities Financing Authority, St. Joseph Health System, Series 2013A, Rev., 5.00%, 7/1/2023 (c)	1,000	1,006
California Health Facilities Financing Authority, Sutter HealthSeries 2016A, Rev., 5.00%, 11/15/2025 (c)	2,650	2,791
California Infrastructure and Economic Development Bank, Infrastructure State Revolving Fund, Series 2014A, Rev., 5.00%, 10/1/2023 (c)	1,000	1,011
Campbell Union High School District, GO, 5.00%, 8/1/2024 (c)	1,700	1,747
Campbell Union High School District, Election of 2016Series B, GO, 5.00%, 8/1/2026 (c)	2,370	2,538
INVESTMENTS	Principal Amount ($000)	Value ($000)

Prerefunded — continued
Los Angeles Community College District, Series 2015A, GO, 5.00%, 8/1/2024 (c)	1,500	1,542
San Diego County Regional Airport Authority, Senior Airport, Series B, Rev., AMT, 5.00%, 7/1/2023 (c)	1,000	1,005
San Jose Unified School District, Election of 2012, Tax-ExemptSeries C, GO, 5.00%, 8/1/2024 (c)	2,460	2,531
San Juan Unified School District, Election of 2002, GO, 5.00%, 8/1/2023 (c)	1,000	1,008
San Mateo Union High School District, Election of 2006
Series 2013A, GO, 5.00%, 9/1/2023 (c)	1,005	1,015
Series A, GO, 5.00%, 9/1/2023 (c)	1,030	1,040
Silicon Valley Clean Water, Wastewater, Rev., 5.00%, 2/1/2024 (c)	790	803
Sonoma County Junior College District, GO, 5.00%, 8/1/2023 (c)	1,000	1,008
State of California Department of Water Resources, Central Valley Project, Water System, Series AW, Rev., 5.00%, 12/1/2026 (c)	2,600	2,805
		21,850
Transportation—15.4%
City of Long Beach Harbor
Series 2014B, Rev., 5.00%, 5/15/2024	250	256
Series 2014B, Rev., 5.00%, 5/15/2026	250	255
Series B, Rev., 5.00%, 5/15/2027	225	229
Series C, Rev., AMT, 5.00%, 5/15/2030	2,000	2,093
Series 2017A, Rev., AMT, 5.00%, 5/15/2033	500	531
Series 2019A, Rev., 5.00%, 5/15/2036	750	833
City of Long Beach, Harbor, Series A, Rev., 5.00%, 5/15/2039	1,425	1,552
City of Los Angeles Department of Airports
Series 2022C, Rev., AMT, 5.00%, 5/15/2031	500	552
Series 2022C, Rev., AMT, 5.00%, 5/15/2032	500	556
Series 2020-A, Rev., 5.00%, 5/15/2039	2,000	2,191
Series 2022-B, Rev., 4.00%, 5/15/2041	1,755	1,711
City of Los Angeles Department of Airports, International Airport Senior
Series B, Rev., AMT, 5.00%, 5/15/2027	2,000	2,113
Series D, Rev., AMT, 5.00%, 5/15/2030	2,000	2,064
Series 2020A, Rev., 5.00%, 5/15/2038	1,000	1,099
City of Los Angeles Department of Airports, International Airport Subordinate
Series A, Rev., AMT, 5.00%, 5/15/2030	1,475	1,578
Series C, Rev., 5.00%, 5/15/2031	1,250	1,306
Series 2018C, Rev., AMT, 5.00%, 5/15/2034	1,250	1,320
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	21

JPMorgan California Tax Free Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	Principal Amount ($000)	Value ($000)
Municipal Bonds — continued
Transportation — continued
Foothill Eastern Transportation Corridor Agency, Capital Appreciation, Senior Lien, Series 1995A, Rev., Zero Coupon, 1/1/2026 (c)	1,795	1,646
Norman Y Mineta San Jose International Airport SJC, Series 2021A, Rev., AMT, 5.00%, 3/1/2032	2,000	2,181
Port of Los Angeles, Harbor Department
Series 2019-B, Rev., 5.00%, 8/1/2026	3,420	3,668
Series 2014A, Rev., AMT, 5.00%, 8/1/2027	1,625	1,666
Series 2014A, Rev., AMT, 5.00%, 8/1/2031	1,500	1,538
Riverside County Transportation Commission, Senior Lien, Series 2021B-1, Rev., 4.00%, 6/1/2037	1,250	1,228
San Diego County Regional Airport Authority, Subordinate Airport
Series B, Rev., AMT, 5.00%, 7/1/2034	755	790
Series A, Rev., 5.00%, 7/1/2035	1,000	1,073
San Francisco City and County Airport Commission, San Francisco International Airport
Series 2017D, Rev., AMT, 5.00%, 5/1/2025	2,000	2,047
Series 2019A, Rev., AMT, 5.00%, 5/1/2034	2,000	2,135
Series 2019A, Rev., AMT, 5.00%, 5/1/2035	1,000	1,061
Series 2019-A, Rev., AMT, 5.00%, 5/1/2037	1,500	1,571
Series 2020A, Rev., AMT, 5.00%, 5/1/2037	545	577
San Francisco City and County Airport Commission, San Francisco International Airport, Special Facilities, SFO Fuel Company LLC, Series 2019A, Rev., AMT, 5.00%, 1/1/2025	1,790	1,826
		43,246
Utility—6.0%
Los Angeles Department of Water and Power System
Series C, Rev., 5.00%, 7/1/2027	1,500	1,543
Series 2018D, Rev., 5.00%, 7/1/2031	1,100	1,229
Series 2019A, Rev., 5.00%, 7/1/2036	1,825	2,017
Series C, Rev., 5.00%, 7/1/2036	2,715	3,022
Series C, Rev., 5.00%, 7/1/2038	2,410	2,721
Series 2020-B, Rev., 5.00%, 7/1/2039	2,000	2,211
Northern California Power Agency, Hydroelectric Project
Series 2022A, Rev., 5.00%, 7/1/2028	1,500	1,675
Series 2022A, Rev., 5.00%, 7/1/2032	1,250	1,497
Southern California Public Power Authority, Apex Power Project, Series 2014A, Rev., 5.00%, 7/1/2030	1,000	1,023
		16,938
INVESTMENTS	Principal Amount ($000)	Value ($000)

Water & Sewer—18.6%
Alameda County Water District Financing Authority, California Water System, Rev., 5.00%, 6/1/2033	1,565	1,875
California Infrastructure and Economic Development Bank, Clean Water State Revolving Fund, Rev., 4.00%, 10/1/2040	3,000	3,037
California Pollution Control Financing Authority, Poseidon Resources Channelside LP Desalination Project, Rev., AMT, 5.00%, 7/1/2035 (b) (d)	2,105	2,228
City of Bakersfield, Wastewater, Series 2015A, Rev., 5.00%, 9/15/2031	2,000	2,117
City of Los Angeles, Wastewater System
Series A, Rev., 5.00%, 6/1/2028	1,825	1,920
Series 2022C, Rev., 5.00%, 6/1/2032	2,000	2,392
Series B, Rev., 5.00%, 6/1/2033	1,500	1,570
Series 2018A, Rev., 5.00%, 6/1/2034	1,000	1,112
Series 2018A, Rev., 5.00%, 6/1/2035	1,500	1,654
City of San Francisco, Public Utilities Commission Water, Series D, Rev., 5.00%, 11/1/2034	2,710	2,975
City of Santa Rosa, Wastewater, Series B, Rev., AGM-CR, AMBAC, Zero Coupon, 9/1/2023	1,500	1,477
East Bay Municipal Utility District, Water System
Series B-1, Rev., 5.00%, 6/1/2034	1,500	1,790
Series 2019A, Rev., 5.00%, 6/1/2038	1,595	1,761
Eastern Municipal Water District Financing Authority, Water and Wastewater System
Series 2016B, Rev., 5.00%, 7/1/2033	2,885	3,095
Series 2020A, Rev., 5.00%, 7/1/2036	1,850	2,093
Metropolitan Water District of Southern California, Waterworks
Series A, Rev., 5.00%, 10/1/2029	1,250	1,442
Series 2019A, Rev., 5.00%, 7/1/2038	2,500	2,750
Series B, Rev., 5.00%, 7/1/2039	1,250	1,429
San Francisco City and County Public Utilities Commission Wastewater
Series 2018-B, Rev., 5.00%, 10/1/2026	1,075	1,158
Series 2018B, Rev., 5.00%, 10/1/2036	1,675	1,824
Santa Clara Valley Water District, Water System, Series 2016A, Rev., 5.00%, 6/1/2030	1,600	1,698
Southern California Water Replenishment District
Rev., 5.00%, 8/1/2030	1,050	1,111
Rev., 5.00%, 8/1/2031	1,420	1,500
Rev., 5.00%, 8/1/2032	2,410	2,544
Rev., 5.00%, 8/1/2038	1,250	1,360
SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	Principal Amount ($000)	Value ($000)
Municipal Bonds — continued
Water & Sewer — continued
State of California Department of Water Resources, Central Valley Project, Series BF, Rev., 5.00%, 12/1/2035	2,000	2,378
State of California Department of Water Resources, Central Valley Project, Water System, Series 2019BA, Rev., 5.00%, 12/1/2033	1,500	1,704
		51,994
Total California		273,208
Total Municipal Bonds (Cost $277,135)		273,208
	Shares (000)
Short-Term Investments—2.4%
Investment Companies—2.4%
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 2.93% (e) (f)(Cost $6,651)	6,650	6,651
Total Investments—99.9% (Cost $283,786)		279,859
Assets in Excess of Other Liabilities—0.1%		237
Net Assets—100.0%		280,096

Percentages indicated are based on net assets.

Abbreviations
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
COLL	Collateral
CR	Custodial Receipts
GNMA	Government National Mortgage Association
GO	General Obligation
NATL	Insured by National Public Finance Guarantee Corp.
RE	Reinsured
Rev.	Revenue

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Security is prerefunded or escrowed to maturity.
(d)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(e)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(f)	The rate shown is the current yield as of February 28, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	23

JPMorgan High Yield Municipal Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 98.4% (a)
Alaska — 0.6%
Alaska Industrial Development and Export Authority, Tanana Chiefs Conference Project Series 2019A, Rev., 4.00%, 10/1/2036	2,000	1,972
Arizona — 5.7%
Arizona Industrial Development Authority, Academics of Math and Science Projects
Rev., 4.00%, 7/1/2029 (b)	400	384
Rev., 5.00%, 7/1/2039 (b)	1,000	970
Arizona Industrial Development Authority, Aliante and Skye Canyon Campus Project Series 2021A, Rev., 4.00%, 12/15/2051 (b)	350	256
Arizona Industrial Development Authority, Cadence Campus Project
Series 2020A, Rev., 4.00%, 7/15/2030 (b)	480	453
Series 2020A, Rev., 4.00%, 7/15/2040 (b)	800	672
Arizona Industrial Development Authority, Doral Academy of Northern Nevada Project
Series 2021A, Rev., 4.00%, 7/15/2041 (b)	130	106
Series 2021A, Rev., 4.00%, 7/15/2051 (b)	250	186
Arizona Industrial Development Authority, Fire MESA and Red Rock Campus Projects Series 2019A, Rev., 3.55%, 7/15/2029 (b)	1,155	1,054
Arizona Industrial Development Authority, Great Lakes Senior Living Communities LLC Project
Series 2019A, Rev., 5.00%, 1/1/2029	1,500	1,231
Series 2019A, Rev., 5.00%, 1/1/2037	1,000	689
Series 2019A, Rev., 5.00%, 1/1/2038	1,000	688
Series 2019A, Rev., 4.25%, 1/1/2039	1,000	619
Series 2019A, Rev., 4.50%, 1/1/2049	2,000	1,131
Arizona Industrial Development Authority, Pebble Campus Project Series 2020A, Rev., 5.00%, 7/15/2040 (b)	415	389
Arizona Industrial Development Authority, Pinecrest Academy of Northern Nevada Project Series 2022A, Rev., 4.50%, 7/15/2029 (b)	250	239
Arizona Industrial Development Authority, Pinecrest Academy, Canyon Campus Project Series 2020A1, Rev., 5.00%, 7/15/2040 (b)	2,515	2,449
Arizona Industrial Development Authority, Pinecrest Academy, Horizon, Inspirada and St. Rose Campus Projects
Series 2018A, Rev., 5.00%, 7/15/2028 (b)	865	872
Series 2018A, Rev., 5.75%, 7/15/2038 (b)	1,000	1,028
City of Mesa, Utility System Rev., AGM, 5.25%, 7/1/2029	40	46
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Arizona — continued
Glendale Industrial Development Authority, Terraces of Phoenix Project
Series 2018A, Rev., 4.00%, 7/1/2028	450	412
Series 2018A, Rev., 5.00%, 7/1/2038	300	260
Industrial Development Authority of The City of Phoenix, Downtown Phoenix Student Housing LLC - Arizona State University Project
Series 2018A, Rev., 5.00%, 7/1/2032	350	359
Series 2018A, Rev., 5.00%, 7/1/2033	150	153
Series 2018A, Rev., 5.00%, 7/1/2037	200	201
La Paz County Industrial Development Authority, Charter School Solutions, Harmony Public Schools Project Series 2018A, Rev., 5.00%, 2/15/2028	100	103
Maricopa County Industrial Development Authority, Arizona Autism Charter School Project
Series 2020A, Rev., 4.00%, 7/1/2030 (b)	320	294
Series 2020A, Rev., 5.00%, 7/1/2040 (b)	620	583
Series 2021A, Rev., 4.00%, 7/1/2041 (b)	165	133
Series 2020A, Rev., 5.00%, 7/1/2050 (b)	780	701
Series 2021A, Rev., 4.00%, 7/1/2051 (b)	540	396
Maricopa County Industrial Development Authority, Ottawa University
Rev., 5.00%, 10/1/2026 (b)	125	125
Rev., 5.13%, 10/1/2030 (b)	210	212
Total Arizona		17,394
California — 5.2%
California Community College Financing Authority, Orange Coast Properties LLC - Orange Coast College Project
Rev., 5.00%, 5/1/2037	750	766
Rev., 5.00%, 5/1/2038	400	408
California Community Housing Agency, Fountains at Emerald Park Series 2021A-2, Rev., 4.00%, 8/1/2046 (b)	500	405
California Community Housing Agency, Glendale Properties Series 2021A-2, Rev., 4.00%, 8/1/2047 (b)	1,500	1,194
California Municipal Finance Authority, Community Health Centers of The Central Coast, Inc.
Series 2021A, Rev., 5.00%, 12/1/2036 (b)	175	177
Series 2021A, Rev., 5.00%, 12/1/2046 (b)	1,000	958
California Municipal Finance Authority, Eisenhower Medical Center Series 2017B, Rev., 5.00%, 7/1/2047	200	202
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
California — continued
California Municipal Finance Authority, John Adams Academies Lincoln Project
Series 2019A, Rev., 4.00%, 10/1/2029 (b)	410	387
Series 2019A, Rev., 5.00%, 10/1/2039 (b)	900	863
California Municipal Finance Authority, Linxs Apartments Project, Senior Lien
Series 2018A, Rev., AMT, AGM, 3.25%, 12/31/2032	245	228
Series 2018A, Rev., AMT, AGM, 3.50%, 12/31/2035	240	217
California Pollution Control Financing Authority, Poseidon Resources Channelside LP Desalination Project Rev., AMT, 5.00%, 7/1/2038 (b) (c)	500	515
California Public Finance Authority, Enso Village Project
Series 2021A, Rev., 5.00%, 11/15/2046 (b)	700	599
Series 2021A, Rev., 5.00%, 11/15/2056 (b)	500	410
California Public Finance Authority, Henry Mayo Newhall Hospital Rev., 5.00%, 10/15/2029	200	209
California Public Finance Authority, Laverne Elementary Preparatory Academy
Series 2019A, Rev., 4.25%, 6/15/2029 (b)	720	684
Series 2019A, Rev., 5.00%, 6/15/2039 (b)	785	736
California School Facilities Financing Authority, Capital Appreciation, Azusa Unified School District Series 2018A, Rev., AGM, Zero Coupon, 8/1/2030	200	157
California School Finance Authority, Kipp Projects School Facility Series 2015A, Rev., 5.00%, 7/1/2035 (b)	100	102
CMFA Special Finance Agency VIII Junior, Elan Hunting Beach Series 2021A-2, Rev., 4.00%, 8/1/2047 (b)	1,000	785
CSCDA Community Improvement Authority, Essential Housing, Mezzanine Lien Series 2021B, Rev., 4.00%, 2/1/2057 (b)	1,500	1,077
CSCDA Community Improvement Authority, Essential Housing, Oceanaire-Long Beach Series 2021A-2, Rev., 4.00%, 9/1/2056 (b)	2,115	1,624
CSCDA Community Improvement Authority, Essential Housing, Orange Portfolio Series 2021A-1, Rev., 2.80%, 3/1/2047 (b)	500	363
CSCDA Community Improvement Authority, Essential Housing, Parallel-Anaheim Series 2021A, Rev., 4.00%, 8/1/2056 (b)	1,500	1,216
CSCDA Community Improvement Authority, Essential Housing, Towne at Glendale Apartments Series 2022B, Rev., 5.00%, 9/1/2037 (b)	225	214
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued
Orange County Community Facilities District No. 2021-1, Rienda Series A, Rev., 5.00%, 8/15/2042	600	611
Palomar Health Rev., 5.00%, 11/1/2039	500	505
Pomona Unified School District Series C, GO, 6.00%, 8/1/2029 (d)	160	191
Total California		15,803
Colorado — 14.2%
Aviation Station North Metropolitan District No. 2, Limited Tax Series 2019A, GO, 5.00%, 12/1/2039	750	700
Bradburn Metropolitan District No. 2, Limited Tax
Series 2018A, GO, 5.00%, 12/1/2038	500	479
Series 2018B, GO, 7.25%, 12/15/2047	500	476
Broadway Park North Metropolitan District No. 2, Limited Tax
GO, 5.00%, 12/1/2040 (b)	550	518
GO, 5.00%, 12/1/2049 (b)	650	588
Canyon Pines Metropolitan District Special Improvement District No. 1 Series 2021A-2, 3.75%, 12/1/2040	1,325	1,012
Colorado Crossing Metropolitan District No. 2, Limited Tax
Series 2020A-2, GO, 4.00%, 12/1/2030	1,065	952
Series 2020A-1, GO, 5.00%, 12/1/2047	2,000	1,740
Series 2020A-2, GO, 5.00%, 12/1/2050	2,000	1,710
Colorado Educational and Cultural Facilities Authority, Aspen View Academy Project Rev., 4.00%, 5/1/2051	175	139
Colorado Educational and Cultural Facilities Authority, Global Village Academy Northglenn Project
Rev., 5.00%, 12/1/2040 (b)	555	507
Rev., 5.00%, 12/1/2050 (b)	735	633
Colorado Educational and Cultural Facilities Authority, Stargate Charter School Project Series 2018A, Rev., 4.00%, 12/1/2048	500	426
Colorado Educational and Cultural Facilities Authority, Vega Collegiate Academy Project Series 2021A, Rev., 5.00%, 2/1/2051 (b)	750	644
Colorado Health Facilities Authority, Frasier Meadows Retirement Community Project Series 2017A, Rev., 5.25%, 5/15/2028	1,000	999
Colorado Health Facilities Authority, Parkview Medical Center, Inc., Project Series 2020A, Rev., 4.00%, 9/1/2050	675	551
Copper Ridge Metropolitan District, Tax Increment and Sales Tax Rev., 4.00%, 12/1/2029	500	457
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	25

JPMorgan High Yield Municipal Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Colorado — continued
Copperleaf Metropolitan District No. 4, Limited Tax
Series 2020A, GO, 5.00%, 12/1/2039	775	736
Series 2020A, GO, 5.00%, 12/1/2049	1,000	894
Cross Creek Metropolitan District No. 2, Unlimited Tax GO, AGM, 4.00%, 12/1/2045	1,000	926
DIATC Metropolitan District, Limited Tax and Improvement
GO, 3.25%, 12/1/2029 (b)	590	519
GO, 5.00%, 12/1/2039 (b)	1,240	1,141
Dominion Water and Sanitation District Rev., 5.25%, 12/1/2032	515	508
Jefferson Center Metropolitan District No. 1 Series 2020A-2, Rev., 4.13%, 12/1/2040	285	236
Lanterns Metropolitan District No. 1, Limited Tax Series 2019A, GO, 5.00%, 12/1/2039	1,375	1,299
Mirabelle Metropolitan District No. 2
Series 2020A, GO, 5.00%, 12/1/2039	700	656
Series 2020A, GO, 5.00%, 12/1/2049	1,250	1,097
Painted Prairie Metropolitan District No. 2 Series 25, GO, 5.25%, 12/1/2048	2,000	1,831
Painted Prairie Public Improvement Authority
Rev., 4.00%, 12/1/2029	1,000	934
Rev., 5.00%, 12/1/2039	2,500	2,362
Peak Metropolitan District No. 1 Series A, GO, 5.00%, 12/1/2051 (b)	600	511
Public Authority for Colorado Energy, Natural Gas Purchase Series 2008, Rev., 6.13%, 11/15/2023	25	25
Raindance Metropolitan District No. 1, Non-Potable Water System Rev., 5.00%, 12/1/2040	750	687
Regional Transportation District, Denver Transit Partners Series A, Rev., 4.00%, 7/15/2036	190	184
Reunion Metropolitan District Series 2021A, Rev., 3.63%, 12/1/2044	491	354
Rocky Mountain Rail Park Metropolitan District, Limited Tax Series 2021A, GO, 5.00%, 12/1/2041 (b)	1,250	1,066
Sky Ranch Community Authority Board, Metropolitan District No. 3 Series A, Rev., 5.75%, 12/1/2052	500	461
STC Metropolitan District No. 2, Limited Tax Improvement
Series 2019A, GO, 3.00%, 12/1/2025	555	524
Series 2019A, GO, 4.00%, 12/1/2029	1,000	925
Series 2019A, GO, 5.00%, 12/1/2038	1,700	1,576
Sterling Ranch Community Authority Board, Limited Tax Supported District No. 2
Series 2020A, Rev., 3.38%, 12/1/2030	500	435
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Colorado — continued
Series 2020A, Rev., 3.75%, 12/1/2040	500	396
Third Creek Metropolitan District No. 1, Limited Tax
Series 2022A-1, GO, 4.50%, 12/1/2037	825	697
Series 2022A-1, GO, 4.75%, 12/1/2051	760	573
Thompson Crossing Metropolitan District No. 4, Unlimited Tax
GO, 5.00%, 12/1/2039	1,400	1,316
GO, 5.00%, 12/1/2049	1,500	1,311
Trails at Crowfoot Metropolitan District No. 3, Limited Tax
Series 2019A, GO, 4.38%, 12/1/2030	620	574
Series 2019A, GO, 5.00%, 12/1/2039	1,000	942
Transport Metropolitan District No. 3, Limited Tax
Series 2021A-1, GO, 4.13%, 12/1/2031	500	449
Series 2021A-1, GO, 5.00%, 12/1/2041	1,000	881
Verve Metropolitan District No. 1
GO, 5.00%, 12/1/2036	525	510
GO, 5.00%, 12/1/2041	1,125	1,056
Westerly Metropolitan District No. 4, Limited Tax Series 2021A, GO, 5.00%, 12/1/2040	700	637
Windler Public Improvement Authority, Limited Tax Series 2021A-1, Rev., 4.00%, 12/1/2036	1,865	1,496
Total Colorado		43,256
Connecticut — 1.0%
Connecticut State Health and Educational Facilities Authority, McLean
Series 2020A, Rev., 5.00%, 1/1/2030 (b)	250	250
Series 2020A, Rev., 5.00%, 1/1/2045 (b)	500	453
Connecticut State Health and Educational Facilities Authority, The Griffin Hospital Series G-1, Rev., 5.00%, 7/1/2034 (b)	225	223
Stamford Housing Authority, The Dogwoods Project Rev., BAN, 11.00%, 12/1/2027 (b)	1,500	1,522
Steel Point Infrastructure Improvement District, Steelpointe Harbor Project Rev., 4.00%, 4/1/2051 (b)	700	518
Total Connecticut		2,966
Delaware — 0.1%
Delaware State Economic Development Authority, Aspria of Delaware Charter Operations inc. Projects Series 2022A, Rev., 4.00%, 6/1/2042	250	204
District of Columbia — 0.8%
District of Columbia, Kipp DC Project Rev., 4.00%, 7/1/2039	200	177
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
District of Columbia — continued
District of Columbia, Latin American Montessori Bilingual Public Charter School
Rev., 4.00%, 6/1/2030	1,000	953
Rev., 5.00%, 6/1/2040	1,000	956
District of Columbia, Rocketship Obligated Group Series 2020A, Rev., 5.00%, 6/1/2051 (b)	400	361
Total District of Columbia		2,447
Florida — 7.0%
Capital Trust Agency, Inc., Advantage Academy of Hillsborough Project
Series 2019A, Rev., 5.00%, 12/15/2029	405	415
Series 2019A, Rev., 5.00%, 12/15/2039	1,775	1,785
Capital Trust Agency, Inc., Franklin Academy Project
Rev., 4.00%, 12/15/2025 (b)	300	292
Rev., 5.00%, 12/15/2026 (b)	300	300
Rev., 5.00%, 12/15/2027 (b)	330	330
Rev., 5.00%, 12/15/2028 (b)	345	344
Rev., 5.00%, 12/15/2029 (b)	365	364
Rev., 5.00%, 12/15/2030 (b)	510	507
Capital Trust Agency, Inc., Imagine School at Land O'Lakes Project
Series 2020A, Rev., 3.00%, 12/15/2029 (b)	420	380
Series 2020A, Rev., 5.00%, 12/15/2039 (b)	640	607
Capital Trust Agency, Inc., Legends Academy Project Series 2021A, Rev., 5.00%, 12/1/2045 (b)	1,625	1,315
Capital Trust Agency, Inc., Liza Jackson Preparatory School, Inc., Project
Series 2020A, Rev., 4.00%, 8/1/2030	200	198
Series 2020A, Rev., 5.00%, 8/1/2040	300	302
Capital Trust Agency, Inc., Sustainability Bonds -The Marie Rev., 4.00%, 6/15/2031 (b)	200	181
Charlotte County Industrial Development Authority, Town and Country Utilities Project Series 2021A, Rev., AMT, 4.00%, 10/1/2041 (b)	400	323
City of Tampa, H. Lee Moffitt Cancer Center Project Series 2020B, Rev., 4.00%, 7/1/2038	190	186
County of Lake, Imagine South Lake Charter School Project Series A, Rev., 5.00%, 1/15/2029 (b)	500	504
County of Palm Beach, Palm Beach Atlantic University
Series 2019A, Rev., 5.00%, 4/1/2029 (b)	400	401
Series 2019A, Rev., 5.00%, 4/1/2039 (b)	900	849
Florida Development Finance Corp., Cornerstone Charter Academy Project Series 2022, Rev., 5.00%, 10/1/2042 (b)	400	378
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Florida — continued
Florida Development Finance Corp., Educational Facilities, Renaissance Charter School, Inc. Project
Series 2020C, Rev., 4.00%, 9/15/2030 (b)	235	210
Series 2020C, Rev., 5.00%, 9/15/2040 (b)	525	453
Florida Development Finance Corp., Educational Facilities, River City Science Academy Projects
Series 2021A, Rev., 4.00%, 7/1/2045	600	498
Series 2022A-1, Rev., 5.00%, 7/1/2051	195	189
Series 2022B, Rev., 5.00%, 7/1/2051	325	315
Florida Development Finance Corp., Educational Facilities, UCP Charter Schools Project
Series 2020A, Rev., 4.00%, 6/1/2030	500	460
Series 2020A, Rev., 5.00%, 6/1/2040	830	756
Florida Development Finance Corp., IDEA Florida, Inc., Jacksonville IV Project Rev., 5.25%, 6/15/2029 (b)	650	643
Florida Development Finance Corp., Imagine School at Broward Project
Series A, Rev., 4.00%, 12/15/2029 (b)	260	257
Series 2019A, Rev., 5.00%, 12/15/2034 (b)	525	547
Series A, Rev., 5.00%, 12/15/2039 (b)	305	310
Florida Development Finance Corp., Mater Academy Project Series 2020A, Rev., 5.00%, 6/15/2040	590	566
Florida Development Finance Corp., Pepin Academics of Pasco County, Inc. Project Series 2020A, Rev., 5.00%, 1/1/2040 (b)	2,430	2,267
Florida Higher Educational Facilities Financial Authority, St. Leo University Project Rev., 5.00%, 3/1/2039	750	690
Middleton Community Development District A, City of Wildwood, Florida Special Assessment Series 2022, 6.10%, 5/1/2042	1,000	1,010
Palm Beach County Health Facilities Authority, Jupiter Medical Center Series A, Rev., 5.00%, 11/1/2052	1,000	1,000
Pinellas County Educational Facilities Authority, Pinellas Academy of Math and Science Project Series 2018A, Rev., 4.13%, 12/15/2028 (b)	785	784
Seminole County Industrial Development Authority, Galileo Schools for Gifted Learning Series 2021A, Rev., 4.00%, 6/15/2051 (b)	830	620
Total Florida		21,536
Georgia — 0.5%
George L Smith II Congress Center Authority, Convention Center Hotel First Series 2021A, Rev., 4.00%, 1/1/2054	500	395
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	27

JPMorgan High Yield Municipal Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Georgia — continued
George L Smith II Congress Center Authority, Convention Center Hotel Second
Series 2021B, Rev., 5.00%, 1/1/2036 (b)	500	452
Series 2021B, Rev., 5.00%, 1/1/2054 (b)	855	668
Total Georgia		1,515
Idaho — 0.0% ^
Idaho Housing and Finance Association, Compass Public Charter School, Inc., Project Series 2018A, Rev., 4.63%, 7/1/2029 (b)	165	166
Illinois — 2.1%
City of Chicago, Waterworks, Second Lien Series 1, Rev., AMBAC, BHAC - CR, 5.75%, 11/1/2030	145	160
County of Du Page, The Morton Abroretum Project Series G, Rev., 3.00%, 5/15/2047	1,265	914
Illinois Finance Authority, Clark-Lindsey Village Series A, Rev., 5.25%, 6/1/2037	175	163
Illinois Finance Authority, Lake Forest College
Series A, Rev., 5.50%, 10/1/2039	400	400
Series A, Rev., 5.50%, 10/1/2042	1,200	1,193
Illinois Finance Authority, Plymouth Place, Inc. Series 2022B-1, Rev., 6.00%, 11/15/2027	200	201
Illinois Finance Authority, Social Bonds-Learn Chapter School Project Rev., 4.00%, 11/1/2051	500	413
Illinois Finance Authority, University of Illinois at Urbana-Champaign Project Series 2019A, Rev., 5.00%, 10/1/2039	350	364
Metropolitan Water Reclamation District of Greater Chicago Series 2007C, GO, 5.25%, 12/1/2027	50	55
State of Illinois GO, 4.13%, 3/1/2028	170	170
Upper Illinois River Valley Development Authority, Morris Hospital
Rev., 5.00%, 12/1/2028	1,050	1,108
Rev., 5.00%, 12/1/2029	875	924
Rev., 5.00%, 12/1/2033	250	263
Rev., 5.00%, 12/1/2034	20	21
Total Illinois		6,349
Indiana — 2.2%
City of Franklin, Otterbeit Homes
Series B, Rev., 4.00%, 7/1/2039	750	674
Series B, Rev., 4.00%, 7/1/2040	500	447
City of Goshen, Multi-Family, Green Oaks of Goshen Project Series 2021A, Rev., 5.00%, 8/1/2041 (b)	1,000	762
City of Valparaiso Rev., 5.38%, 12/1/2041 (b)	1,550	1,203
Indiana Finance Authority, DePauw University Series 2022-A, Rev., 5.00%, 7/1/2032	500	538
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Indiana — continued
Indiana Finance Authority, Educational Facilities, Kipp Indianapolis, Inc., Project
Series 2020A, Rev., 4.00%, 7/1/2030	105	99
Series 2020A, Rev., 5.00%, 7/1/2040	170	163
Series 2020A, Rev., 5.00%, 7/1/2055	455	411
Indiana Finance Authority, Goshen Health
Series 2019A, Rev., 4.00%, 11/1/2036	235	231
Series 2019A, Rev., 4.00%, 11/1/2037	330	320
Indiana Finance Authority, Marian University Project Series A, Rev., 4.00%, 9/15/2044	1,090	939
Indiana Housing and Community Development Authority, Vita of Marion Project Series 2021A, Rev., 5.25%, 4/1/2041 (b)	1,250	994
Total Indiana		6,781
Iowa — 0.6%
Iowa Finance Authority, Northcrest Inc., Project
Series 2018A, Rev., 5.00%, 3/1/2028	590	582
Series 2018A, Rev., 5.00%, 3/1/2038	250	231
Iowa Finance Authority, PHS Council Bluffs, Inc., Project
Series 2018, Rev., 3.95%, 8/1/2023	50	50
Series 2018, Rev., 4.45%, 8/1/2028	250	230
Series 2018, Rev., 5.00%, 8/1/2033	485	432
Series 2018, Rev., 5.00%, 8/1/2038	370	305
Total Iowa		1,830
Kansas — 0.5%
City of Lenexa, Kansas Health Care Facility, Lakeview Village, Inc. Series 2018A, Rev., 5.00%, 5/15/2032	500	492
City of Topeka, Kansas Health Care Facilities Series 2022-A, Rev., 5.75%, 12/1/2033	250	247
City of Wichita, Health Care Facilities, Presbyterian Manors, Inc.
Series 2018 I, Rev., 5.00%, 5/15/2033	500	468
Series I, Rev., 5.00%, 5/15/2038	500	444
Total Kansas		1,651
Kentucky — 0.6%
City of Ashland, Kings Daughters Medical Center
Series 2016A, Rev., 4.00%, 2/1/2036	1,000	938
Series 2016A, Rev., 5.00%, 2/1/2040	500	504
City of Henderson, Pratt Paper LLC Project Series 2022A, Rev., AMT, 4.45%, 1/1/2042 (b)	400	380
Total Kentucky		1,822
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Louisiana — 1.9%
Louisiana Public Facilities Authority, Lincoln Preparatory School Project Series 2021A, Rev., 5.25%, 6/1/2051 (b)	1,145	957
Louisiana Public Facilities Authority, Materra Campus Project Series 2021C, Rev., 4.00%, 6/1/2041 (b)	440	360
Louisiana Public Facilities Authority, Mentorship Steam Academy Project
Series 2021A, Rev., 5.00%, 6/1/2051 (b)	700	551
Series 2021A, Rev., 5.00%, 6/1/2056 (b)	740	566
Louisiana Public Facilities Authority, School Master Project Series 2021A, Rev., 4.00%, 6/1/2031 (b)	290	265
Louisiana Public Facilities Authority, Young Audiences Charter School Project
Series A, Rev., 5.00%, 4/1/2030 (b)	525	517
Series A, Rev., 5.00%, 4/1/2039 (b)	1,425	1,304
Series A, Rev., 5.00%, 4/1/2049 (b)	1,135	968
New Orleans Aviation Board, General Airport, North Terminal Project Series B, Rev., AMT, 5.00%, 1/1/2048	250	252
Total Louisiana		5,740
Maryland — 2.3%
County of Frederick, Educational Facilities, Mount St. Mary's University Series 2017A, Rev., 5.00%, 9/1/2037 (b)	1,500	1,423
Maryland Economic Development Corp., Annapolis Mobility and Resilience Project Series 2022-A, Rev., 5.00%, 12/31/2037	1,000	1,044
Maryland Economic Development Corp., Bowie State University Project Rev., 4.00%, 7/1/2040	300	276
Maryland Economic Development Corp., Morgan State University Project
Series 2022-A, Rev., 5.25%, 7/1/2032	500	547
Series 2022-A, Rev., 5.25%, 7/1/2033	545	593
Series 2022-A, Rev., 5.38%, 7/1/2038	1,220	1,294
Maryland Economic Development Corp., Port Covington Project Rev., 4.00%, 9/1/2040	875	758
Maryland Health and Higher Educational Facilities Authority, Frederick Health System Issue
Rev., 3.25%, 7/1/2039	175	140
Rev., 4.00%, 7/1/2040	215	198
Maryland Health and Higher Educational Facilities Authority, Stevenson University Project
Series 2021A, Rev., 4.00%, 6/1/2046	250	220
Series 2021A, Rev., 4.00%, 6/1/2051	500	427
Total Maryland		6,920
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Massachusetts — 2.8%
Massachusetts Development Finance Agency, Boston Medical Center Issue Series 2023G, Rev., 5.25%, 7/1/2048	500	523
Massachusetts Development Finance Agency, Boston Medical Center Issue Series 2023G, Rev., 4.38%, 7/1/2052	700	653
Massachusetts Development Finance Agency, Emerson College
Rev., 5.00%, 1/1/2037	500	513
Rev., 5.00%, 1/1/2038	405	414
Rev., 5.00%, 1/1/2043	500	505
Massachusetts Development Finance Agency, Emmanuel College Series 2016A, Rev., 5.00%, 10/1/2043	500	502
Massachusetts Development Finance Agency, Newbridge On the Charles, Inc. Series 2017, Rev., 4.13%, 10/1/2042 (b)	2,000	1,795
Massachusetts Development Finance Agency, Orchid Cove, Inc.
Rev., 4.00%, 10/1/2029	925	897
Rev., 4.00%, 10/1/2039	500	441
Rev., 5.00%, 10/1/2039	250	250
Massachusetts Development Finance Agency, Suffolk University Issue
Rev., 5.00%, 7/1/2036	450	470
Rev., 5.00%, 7/1/2037	605	629
Massachusetts Development Finance Agency, Wellforce Issue Series 2020C, Rev., AGM, 3.00%, 10/1/2045	1,280	967
Total Massachusetts		8,559
Michigan — 3.7%
City of Detroit, Unlimited Tax
Series 2021A, GO, 5.00%, 4/1/2031	210	218
GO, 5.00%, 4/1/2035	500	508
GO, 5.00%, 4/1/2036	500	504
GO, 5.00%, 4/1/2037	500	501
Series 2021A, GO, 4.00%, 4/1/2041	800	674
Series 2021A, GO, 4.00%, 4/1/2042	750	623
Flint Hospital Building Authority, Hurley Medical Center Rev., 4.00%, 7/1/2038	1,800	1,586
Kalamazoo Economic Development Corp., Heritage Community of Kalamazoo Project
Rev., 5.00%, 5/15/2037	1,230	1,097
Series 2020A, Rev., 5.00%, 5/15/2055	3,000	2,389
Michigan Finance Authority, Aqunias College Project Rev., 4.00%, 5/1/2031	540	475
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	29

JPMorgan High Yield Municipal Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Michigan — continued
Michigan Finance Authority, Lawrence Technological University Rev., 4.00%, 2/1/2042	370	298
Michigan Finance Authority, Universal Learning Academy Rev., 6.00%, 11/1/2032	750	773
Michigan Strategic Fund, United Methodist Retirement Communities Obligated Group, Porter Hills Presbyterian Village Project
Rev., 5.00%, 5/15/2037	670	636
Rev., 5.00%, 5/15/2044	1,000	890
Total Michigan		11,172
Minnesota — 1.1%
City of Minneapolis, Health Care System, Fairview Health Services Series 2018A, Rev., 4.00%, 11/15/2038	750	711
City of Wayzata, Folkestone Senior Living Community
Rev., 5.00%, 8/1/2032	100	100
Rev., 5.00%, 8/1/2033	200	200
Rev., 5.00%, 8/1/2035	200	197
Series 2019, Rev., 3.75%, 8/1/2036	250	212
Series 2019, Rev., 3.75%, 8/1/2037	500	418
Rev., 4.00%, 8/1/2038	350	299
Rev., 4.00%, 8/1/2039	250	211
City of Woodbury, Charter School Lease
Series 2020A, Rev., 3.00%, 12/1/2030	225	205
Series 2020A, Rev., 4.00%, 12/1/2040	200	177
Series A, Rev., 4.00%, 12/1/2050	250	207
Series 2021A, Rev., 4.00%, 7/1/2051	660	481
Minneapolis-St. Paul Housing Finance Board, Single Family Mortgage, City Living Home Programs Series 2007A-2, Rev., GNMA / FNMA / FHLMC, 5.52%, 3/1/2041	25	25
Total Minnesota		3,443
Mississippi — 0.8%
Mississippi Development Bank, Harrison County, Coliseum and Convention Center
Series A, Rev., GTD, 5.25%, 1/1/2030	160	180
Series 2010A, Rev., GTD, 5.25%, 1/1/2034	100	116
Mississippi Hospital Equipment and Facilities Authority, Forrest County General Hospital Refunding Project
Series A, Rev., 4.00%, 1/1/2039	1,250	1,210
Series A, Rev., 4.00%, 1/1/2040	1,000	960
Total Mississippi		2,466
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Missouri — 2.5%
Health and Educational Facilities Authority of the State of Missouri, Lutheran Senior Services Projects
Series 2019A, Rev., 5.00%, 2/1/2029	550	554
Series 2019A, Rev., 5.00%, 2/1/2034	1,010	994
Series 2016A, Rev., 5.00%, 2/1/2036	1,500	1,454
Series 2019A, Rev., 5.00%, 2/1/2042	1,000	934
Industrial Development Authority of the City of St. Louis Missouri (The), Innovation District Rev., 5.00%, 5/15/2041	575	561
Joplin Industrial Development Authority, 32nd Street Place Community Improvement District Project
Series 2021-1, Rev., 3.50%, 11/1/2040	655	551
Series 2021-1, Rev., 4.25%, 11/1/2050	1,250	1,001
Plaza at Noah's Ark Community Improvement District
Rev., 3.00%, 5/1/2024	200	196
Rev., 3.00%, 5/1/2025	225	217
Rev., 3.00%, 5/1/2026	275	261
Series 2021, Rev., 3.13%, 5/1/2035	500	413
St. Louis County Industrial Development Authority, Friendship Village Series 2018A, Rev., 5.00%, 9/1/2028	630	632
Total Missouri		7,768
Montana — 0.4%
Cascade County Elementary School District No. 1 Great Falls, School Building Series 2018, GO, 3.63%, 7/1/2038	335	317
County of Gallatin, Bozeman Fiber Project Series 2021A, Rev., 4.00%, 10/15/2032 (b)	1,000	917
Montana Board of Housing, Single Family Homeownership Series A-2, Rev., AMT, 4.00%, 12/1/2038	25	25
Total Montana		1,259
Nevada — 0.6%
City of Las Vegas, Special Improvement District No. 611, Local Improvement
Series 2020, 3.50%, 6/1/2030	200	179
Series 2020, 3.50%, 6/1/2031	160	141
Series 2020, 3.75%, 6/1/2032	260	232
4.00%, 6/1/2033	180	166
4.00%, 6/1/2034	185	168
4.00%, 6/1/2035	185	167
4.00%, 6/1/2040	450	390
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Nevada — continued
City of Sparks, Senior Sales Tax Series 2019A, Rev., 2.50%, 6/15/2024 (b)	65	63
County of Clark, Passenger Facility Charge, Las Vegas-McCarran International Airport Passenger Facility Series 2019E, Rev., 5.00%, 7/1/2033	200	223
Total Nevada		1,729
New Hampshire — 0.4%
City of Manchester, School Facilities Rev., NATL - RE, 5.50%, 6/1/2027	100	110
New Hampshire Business Finance Authority, The Vista Project
Series 2019A, Rev., 5.25%, 7/1/2039 (b)	200	182
Series 2019A, Rev., 5.63%, 7/1/2046 (b)	1,000	912
Total New Hampshire		1,204
New Jersey — 2.0%
New Jersey Economic Development Authority, Black Horse EHT Urban Renewal LLC Project Series 2019A, Rev., 5.00%, 10/1/2039 (b)	2,000	1,488
New Jersey Economic Development Authority, Golden Door Charter School Project
Series 2018A, Rev., 5.13%, 11/1/2029 (b)	210	208
Series 2018-A, Rev., 6.25%, 11/1/2038 (b)	525	547
New Jersey Economic Development Authority, Marion P. Thomas Charter School, Inc., Project Series 2018-A, Rev., 5.00%, 10/1/2033 (b)	1,000	953
New Jersey Economic Development Authority, White Horse HMT Urban Renewal LLC Project Rev., 5.00%, 1/1/2040 (b)	3,000	2,222
New Jersey Higher Education Student Assistance Authority, Senior Student Loan
Series 2018A, Rev., AMT, 4.00%, 12/1/2032	195	194
Series 2018A, Rev., AMT, 4.00%, 12/1/2033	240	239
Series 2018A, Rev., AMT, 4.00%, 12/1/2034	140	139
Series 2018A, Rev., AMT, 4.00%, 12/1/2035	95	95
Total New Jersey		6,085
New Mexico — 0.2%
New Mexico Hospital Equipment Loan Council, Haverland Carter Lifestyle Group - La Vida Llena Expansion Project
Series A, Rev., 5.00%, 7/1/2033	360	332
Series A, Rev., 5.00%, 7/1/2034	375	342
Total New Mexico		674
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — 3.7%
Buffalo and Erie County Industrial Land Development Corp., D'youville College Project
Series 2020A, Rev., 4.00%, 11/1/2035	510	497
Series 2020A, Rev., 4.00%, 11/1/2040	1,035	957
Build NYC Resource Corp., Inwood Academy for Leadership Charter School Project
Series 2018A, Rev., 4.88%, 5/1/2031 (b)	500	494
Series 2018A, Rev., 5.13%, 5/1/2038 (b)	250	244
Build NYC Resource Corp., New World Preparatory Charter School Project
Series 2021A, Rev., 4.00%, 6/15/2051	170	127
Series 2021A, Rev., 4.00%, 6/15/2056	225	163
Build NYC Resource Corp., Richmond Preparatory Charter School Project Series 2021A, Rev., 5.00%, 6/1/2041 (b)	550	517
Jefferson County Civic Facility Development Corp., Samaritan Medical Center Project Series 2017A, Rev., 4.00%, 11/1/2042	1,000	802
Monroe County Industrial Development Corp., True North Rochester Preparatory Charter School Project
Series 2020A, Rev., 5.00%, 6/1/2040 (b)	630	631
Series 2020A, Rev., 5.00%, 6/1/2059 (b)	540	520
New York State Dormitory Authority, Montefiore Obligated Group Series 2020A, Rev., AGM, 3.00%, 9/1/2050	950	700
New York Transportation Development Corp., Delta Air Lines, Inc., LaGuardia Airport Terminals C&D Redevelopment Project
Rev., AMT, 5.00%, 1/1/2028	500	518
Rev., AMT, 5.00%, 1/1/2034	375	385
Rev., AMT, 4.00%, 1/1/2036	500	464
Rev., AMT, 5.00%, 10/1/2040	1,000	995
Onondaga Civic Development Corp., Le Moyne College Project
Rev., 5.00%, 1/1/2037	300	308
Rev., 5.00%, 1/1/2038	200	204
Rev., 5.00%, 1/1/2043	500	505
Suffolk County Economic Development Corp., Peconic Landing at Southold Project, Inc. Series 2019B, Rev., 5.00%, 12/1/2029	750	764
Suffolk County Economic Development Corp., St. Johnland Assisted Living Inc., Project Series 2021, Rev., 5.38%, 11/1/2054 (b)	750	546
Westchester County Local Development Corp., Miriam Osborn Memorial Home Association Project Rev., 5.00%, 7/1/2042	365	377
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	31

JPMorgan High Yield Municipal Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
Yonkers Economic Development Corp., Charter School of Educational Excellence Project
Series 2019A, Rev., 4.00%, 10/15/2029	200	187
Series 2019A, Rev., 5.00%, 10/15/2039	315	292
Total New York		11,197
North Carolina — 0.1%
North Carolina Medical Care Commission, Retirement Facilities, Pennybyrn at Maryfield Project Series 2020A, Rev., 5.00%, 10/1/2040	355	334
Ohio — 4.0%
Buckeye Tobacco Settlement Financing Authority Series 2020B-2, Class 2, Rev., 5.00%, 6/1/2055	4,000	3,632
Cleveland-Cuyahoga County, Port Authority Cultural Facility, Playhouse Square Foundation Project
Rev., 5.00%, 12/1/2033	1,000	1,007
Series 2018, Rev., 5.25%, 12/1/2038	500	506
County of Cuyahoga, Eliza Jennings Senior Care Network Series 2022-A, Rev., 5.00%, 5/15/2032	500	483
County of Greene, Various Purpose Series 2007A, GO, AMBAC, 5.25%, 12/1/2028	45	49
County of Hardin, Economic Development Facilities Improvement, Ohio Northern University Rev., 5.00%, 5/1/2030	250	235
Northeast Ohio Medical University
Series 2021A, Rev., 3.00%, 12/1/2040	125	96
Series 2021A, Rev., 4.00%, 12/1/2045	120	105
Ohio Higher Educational Facility Commission, Capital University 2022 Project
Rev., 5.00%, 9/1/2032	415	427
Rev., 5.75%, 9/1/2037	605	629
Ohio Higher Educational Facility Commission, Cleveland Institute of Music 2 Rev., 5.38%, 12/1/2052	1,500	1,517
Ohio Higher Educational Facility Commission, The Cleveland Institute of Art 2018 Project
Rev., 5.00%, 12/1/2028	500	501
Rev., 5.00%, 12/1/2033	270	260
Rev., 5.00%, 12/1/2038	685	644
Ohio Higher Educational Facility Commission, University of Findlay 2019 Project Rev., 5.00%, 3/1/2034	2,000	2,031
Total Ohio		12,122
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oklahoma — 0.3%
Oklahoma Development Finance Authority, Health System, OU Medicine Project Series B, Rev., 5.00%, 8/15/2038	1,000	896
Oregon — 1.5%
Clackamas County Hospital Facility Authority, Mary's Woods at Marylhurst Project Series 2018A, Rev., 5.00%, 5/15/2038	220	203
Linn County Community School District No. 9 Lebanon Series 2005, GO, NATL - RE, 5.50%, 6/15/2030	20	23
Oregon State Facilities Authority, Samaritan Health Services Project, Tax-Exempt Series 2020A, Rev., 5.00%, 10/1/2035	135	142
Salem Hospital Facility Authority, Capital Manor Project
Rev., 5.00%, 5/15/2038	1,000	969
Rev., 4.00%, 5/15/2047	100	75
Union County Hospital Facility Authority, Grande Ronde Hospital, Inc.
Series 2022, Rev., 5.00%, 7/1/2036	1,430	1,487
Series 2022, Rev., 5.00%, 7/1/2037	1,505	1,555
Total Oregon		4,454
Pennsylvania — 6.4%
Aliquippa School District, Limited Tax
GO, 3.75%, 12/1/2033	2,000	2,021
GO, 3.88%, 12/1/2037	1,250	1,234
Allegheny County Higher Education Building Authority, Chatham University Rev., 5.00%, 9/1/2032	475	483
Allentown Neighborhood Improvement Zone Development Authority, City Center Project
Rev., 5.00%, 5/1/2033 (b)	250	253
Rev., 5.00%, 5/1/2042 (b)	250	242
Berks County Industrial Development Authority, The Highlands at Wyomissing
Series 2017A, Rev., 5.00%, 5/15/2037	250	241
Rev., 5.00%, 5/15/2038	500	479
Berks County Industrial Development Authority, Tower Health Project Rev., 5.00%, 11/1/2037	1,000	724
Bucks County Industrial Development Authority, Grand View Hospital Project Rev., 4.00%, 7/1/2046	890	684
City of Erie, Higher Education Building Authority, Gannon University Project - AICUP Financing Program Series 2021TT1, Rev., 4.00%, 5/1/2041	175	146
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Pennsylvania — continued
Dallas Area Municipal Authority, Misericordia University Project
Series 2019, Rev., 3.25%, 5/1/2023	50	50
Rev., 5.00%, 5/1/2029	650	652
Rev., 5.00%, 5/1/2039	1,100	1,044
Franklin County Industrial Development Authority, Menno-Haven, Inc., Project Rev., 5.00%, 12/1/2049	500	399
Lancaster County Hospital Authority, Health Care Facilities, Moravian Manors, Inc., Project
Series 2019A, Rev., 5.00%, 6/15/2032	545	528
Series 2019A, Rev., 5.00%, 6/15/2033	570	549
Mercer County Industrial Development Authority, Thiel College Project Series 2020, Rev., 6.13%, 10/1/2050 (b)	2,635	2,053
Montgomery County Higher Education and Health Authority, Arcadia University
Rev., 5.00%, 4/1/2034	275	288
Rev., 4.00%, 4/1/2036	520	486
Rev., 4.00%, 4/1/2037	545	500
Rev., 4.00%, 4/1/2039	725	648
Pennsylvania Economic Development Financing Authority, The Penndot Major Bridges Rev., AMT, AGM, 5.00%, 12/31/2057	705	712
Philadelphia Authority for Industrial Development, Holy Family University Project Series 2023, Rev., 5.00%, 9/1/2028 (c)	640	678
Philadelphia Authority for Industrial Development, Independence Charter School West Project Rev., 4.00%, 6/15/2029	360	342
Philadelphia Authority for Industrial Development, International Education and Community Initiatives Project Series 2018-A, Rev., 4.50%, 6/1/2029 (b)	700	691
Philadelphia Authority for Industrial Development, MAST Community Charter School II Project
Series 2020A, Rev., 5.00%, 8/1/2030	175	181
Series 2020A, Rev., 5.00%, 8/1/2040	315	316
Philadelphia Authority for Industrial Development, Philadelphia Electrical and Technology Charter School Project Series 2021A, Rev., 4.00%, 6/1/2041	200	163
School District of Philadelphia (The) Series B, GO, AGM, 4.00%, 9/1/2043	1,250	1,192
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pennsylvania — continued
West Cornwall Township Municipal Authority, Pleasant View Retirement Community Project Rev., 5.00%, 12/15/2038	750	705
Wilkes-Barre Area School District GO, 3.75%, 4/15/2044	1,000	897
Total Pennsylvania		19,581
Rhode Island — 0.0% ^
Rhode Island Student Loan Authority Series 2017A, Rev., AMT, 5.00%, 12/1/2024	100	102
South Carolina — 1.2%
South Carolina Jobs-Economic Development Authority, Kiawah Life Plan Village, Inc., Project Series 2021A, Rev., 8.75%, 7/1/2025 (b)	300	318
South Carolina Jobs-Economic Development Authority, Lowcountry Leadership Charter School Project
Series 2019A, Rev., 5.00%, 12/1/2034 (b)	1,405	1,428
Series 2019A, Rev., 5.00%, 12/1/2039 (b)	1,795	1,750
South Carolina Jobs-Economic Development Authority, Woodlands at Furman Project Series 2020A, Rev., 5.00%, 11/15/2029	110	109
Total South Carolina		3,605
Tennessee — 1.7%
Nashville Metropolitan Development and Housing Agency, Tax Increment, Fifth Broadway Development Project
Series 2018, Rev., 4.50%, 6/1/2028 (b)	400	400
Series 2018, Rev., 5.13%, 6/1/2036 (b)	425	429
Shelby County Health Educational and Housing Facilities Board, The Farms at Bailey Station Project
Series 2019A, Rev., 5.75%, 10/1/2049	1,000	785
Series 2019A, Rev., 5.75%, 10/1/2054	1,500	1,152
Series 2019A, Rev., 5.75%, 10/1/2059	3,350	2,517
Total Tennessee		5,283
Texas — 6.4%
Arlington Higher Education Finance Corp., Basis Texas Charter Schools, Inc. Series 2020A, Rev., 4.00%, 6/15/2040 (b)	1,810	1,485
Arlington Higher Education Finance Corp., Newman International Academy
Series 2021A, Rev., 5.00%, 8/15/2041	300	275
Series 2021A, Rev., 5.00%, 8/15/2051	850	734
Arlington Higher Education Finance Corp., TGP Public Schools, Gathering Place Series 2022A, Rev., 5.25%, 8/15/2032	410	389
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	33

JPMorgan High Yield Municipal Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Texas — continued
Arlington Higher Education Finance Corp., Winfree Academy Charter Schools
Series 2019A, Rev., 5.15%, 8/15/2029	405	402
Series 2019A, Rev., 5.75%, 8/15/2043	1,000	980
Baytown Municipal Development District, Baytown Convention Center Hotel, First Lien Series 2021A, Rev., 4.00%, 10/1/2050	875	699
Bexar County Health Facilities Development Corp., Army Retirement Residence Foundation Project Rev., 4.00%, 7/15/2045	940	702
City of Houston, Airport System, United Airlines, Inc., Terminal Improvements Projects Series 2021B-1, Rev., AMT, 4.00%, 7/15/2041	550	472
City of Houston, Combined Utility System, Junior Lien Series A, Rev., AGM, Zero Coupon, 12/1/2027 (d)	30	26
Conroe Local Government Corp., Conroe Convention Center Hotel Series 2021A, Rev., 4.00%, 10/1/2050	550	434
New Hope Cultural Education Facilities Finance Corp., Beta Academy
Series A, Rev., 3.38%, 8/15/2029 (b)	300	270
Series A, Rev., 5.00%, 8/15/2039 (b)	425	407
Series A, Rev., 5.00%, 8/15/2049 (b)	670	602
New Hope Cultural Education Facilities Finance Corp., Cityscape Schools, Inc.
Series 2019A, Rev., 4.00%, 8/15/2029 (b)	330	312
Series 2019A, Rev., 5.00%, 8/15/2039 (b)	610	590
New Hope Cultural Education Facilities Finance Corp., Legacy Midtown Park Project Series 2018A, Rev., 5.50%, 7/1/2054	1,000	770
New Hope Cultural Education Facilities Finance Corp., Morningside Ministries Project
Series 2020A, Rev., 5.00%, 1/1/2035	865	791
Rev., 4.00%, 1/1/2037	625	494
Series 2020A, Rev., 5.00%, 1/1/2040	790	695
Series 2020A, Rev., 5.00%, 1/1/2055	2,000	1,612
New Hope Cultural Education Facilities Finance Corp., Presbyterian Village North Project Rev., 5.00%, 10/1/2039	1,000	861
New Hope Cultural Education Facilities Finance Corp., Quality Senior Housing Foundation Series 2019A-1, Rev., 5.00%, 12/1/2039	1,420	1,316
New Hope Cultural Education Facilities Finance Corp., Wesleyan Homes, Inc., Project
Rev., 4.00%, 1/1/2029	300	265
Rev., 5.00%, 1/1/2039	205	167
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued
Newark Higher Education Finance Corp., The Hughen Center, Inc.
Series 2022-A, Rev., PSF-GTD, 5.00%, 8/15/2047	250	264
Series 2022-A, Rev., PSF-GTD, 5.00%, 8/15/2052	250	263
Series 2022-A, Rev., PSF-GTD, 5.00%, 8/15/2057	600	625
San Antonio Education Facilities Corp., Hallmark University Project Series 2021A, Rev., 5.00%, 10/1/2051	500	405
San Antonio Education Facilities Corp., University of the Incarnate Word Series 2021A, Rev., 4.00%, 4/1/2051	1,000	805
Tarrant County Cultural Education Facilities Finance Corp., CHRISTUS Health Series A, Rev., 4.00%, 7/1/2053	1,000	892
Tarrant County Cultural Education Facilities Finance Corp., Cook Children's Medical Center Series A, Rev., 5.25%, 12/1/2039	170	171
Tarrant County Cultural Education Facilities Finance Corp., Retirement Facility, MRC Stevenson Oaks Project Series 2020A, Rev., 6.25%, 11/15/2031	500	484
Total Texas		19,659
Utah — 4.2%
Mida Golf and Equestrian Center Public Infrastructure District, Limited Tax
Series 2021, GO, 4.13%, 6/1/2036 (b)	895	738
GO, 4.25%, 6/1/2041 (b)	1,100	871
Mida Mountain Village Public Infrastructure District, Mountain Village Assessment Area
Series 2020B, Rev., 6.25%, 8/1/2030 (b)	1,000	910
Series 2020A, Rev., 4.50%, 8/1/2040 (b)	1,000	896
Mida Mountain Village Public Infrastructure District, Mountain Village Assessment Area #2 Rev., 4.00%, 8/1/2050 (b)	1,750	1,219
Military Installation Development Authority
Series 2021A-1, Rev., 4.00%, 6/1/2036	500	415
Series 2021A-1, Rev., 4.00%, 6/1/2041	500	390
UIPA Crossroads Public Infrastructure District, Tax Differential Rev., 4.13%, 6/1/2041 (b)	1,000	853
Utah Charter School Finance Authority, Mountain West Montessori Academy Project
Series 2020A, Rev., 3.13%, 6/15/2029 (b)	570	517
Series 2020A, Rev., 5.00%, 6/15/2039 (b)	475	456
Series 2020A, Rev., 5.00%, 6/15/2049 (b)	825	748
Utah Charter School Finance Authority, Summit Academy Incorporated Series A, Rev., 4.00%, 4/15/2033	260	260
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Utah — continued
Utah Charter School Finance Authority, The Freedom Academy Foundation, St. George Campus Project
Series 2021A, Rev., 5.00%, 6/15/2041 (b)	870	798
Series 2021A, Rev., 5.00%, 6/15/2052 (b)	1,295	1,119
Utah Charter School Finance Authority, Wallace Stegner Academy
Series 2022-A, Rev., 5.25%, 6/15/2032 (b)	250	245
Series 2022-A, Rev., 5.63%, 6/15/2042 (b)	400	389
Utah Infrastructure Agency, Tax-Exempt Telecommunications
Rev., 4.00%, 10/15/2033	500	455
Rev., 4.00%, 10/15/2036	500	431
Rev., 4.00%, 10/15/2039	700	576
Rev., 4.00%, 10/15/2041	250	201
Rev., 4.00%, 10/15/2042	475	379
Utah Transit Authority, Sales Tax Series C, Rev., AGM, 5.25%, 6/15/2025	40	41
Total Utah		12,907
Vermont — 0.1%
Vermont Student Assistance Corp., Education Loan
Series 2018A, Rev., AMT, 4.00%, 6/15/2032	80	79
Series 2018A, Rev., AMT, 4.00%, 6/15/2033	100	99
Series 2018A, Rev., AMT, 4.00%, 6/15/2034	80	79
Total Vermont		257
Virgin Islands — 0.2%
Matching Fund Special Purpose Securitization Corp. Series 2022A, Rev., 5.00%, 10/1/2025	500	511
Virginia — 2.9%
Danville Industrial Development Authority, Averett University Series 2017A, Rev., 4.75%, 10/1/2032	760	682
Fredericksburg Economic Development Authority, Stadium Project
Series 2021A-1, Rev., 7.00%, 11/15/2026 (b)	580	580
Series B, Rev., 6.13%, 9/1/2029 (b)	1,695	1,561
Series B, Rev., 7.00%, 9/1/2044 (b)	1,000	837
Norfolk Redevelopment and Housing Authority, Fort Norfolk Retirement Community, Harbors Edge Project Series 2019A, Rev., 4.38%, 1/1/2039	1,400	1,118
Roanoke County Economic Development Authority, Residential Care Facility, Richfield Living
Series 2019A, Rev., 4.75%, 9/1/2029	1,000	787
Series 2020, Rev., 4.30%, 9/1/2030	770	584
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Virginia — continued
Series 2019A, Rev., 5.00%, 9/1/2034	2,000	1,477
Series 2020, Rev., 5.00%, 9/1/2040	1,640	1,112
Total Virginia		8,738
Washington — 0.5%
Washington Higher Education Facilities Authority, Seattle University Project
Rev., 3.50%, 5/1/2039	300	253
Rev., 3.63%, 5/1/2040	800	676
Washington State Housing Finance Commission, Judson Park Project
Rev., 4.00%, 7/1/2028 (b)	535	492
Rev., 5.00%, 7/1/2038 (b)	300	263
Total Washington		1,684
West Virginia — 0.9%
West Virginia Hospital Finance Authority, Charleston Area Medical Center, Inc.
Series 2019A, Rev., 5.00%, 9/1/2038	1,250	1,281
Series 2019A, Rev., 5.00%, 9/1/2039	1,400	1,437
Total West Virginia		2,718
Wisconsin — 4.5%
Public Finance Authority Rev., 5.38%, 6/15/2057	775	750
Public Finance Authority, Blue Ridge Healthcare Facilities Series 2020A, Rev., 3.00%, 1/1/2050	750	528
Public Finance Authority, Carson Valley Medical Center Series 2021A, Rev., 4.00%, 12/1/2041	500	408
Public Finance Authority, Cedars Obligated Group Series 4, Rev., 4.25%, 5/1/2029 (b)	910	807
Public Finance Authority, Community School of Davidson Project Series 2018, Rev., 3.75%, 10/1/2023	80	80
Public Finance Authority, Eastern Michigan University Student Housing Project
Series 2022-A, Rev., 5.25%, 7/1/2033	500	568
Series 2022-A, Rev., 5.25%, 7/1/2034	500	564
Public Finance Authority, ENO River Academy Project
Series 2020A, Rev., 4.00%, 6/15/2030 (b)	235	222
Series 2020A, Rev., 5.00%, 6/15/2040 (b)	410	390
Public Finance Authority, First Mortgage Southminster, Inc. Series 2018, Rev., 4.25%, 10/1/2038 (b)	1,050	855
Public Finance Authority, Minnesota College of Osteopathic Medicine
Series 2019A-1, Rev., 5.50%, 12/1/2048 (b) (e)	17	5
Series 2019A-2, Rev., 7.25%, 12/1/2048 (b) (e)	46	14
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	35

JPMorgan High Yield Municipal Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Wisconsin — continued
Public Finance Authority, Piedmont Community Charter School
Rev., 5.00%, 6/15/2027	160	164
Rev., 5.00%, 6/15/2028	505	522
Rev., 5.00%, 6/15/2034	215	223
Rev., 5.00%, 6/15/2039	390	394
Public Finance Authority, Presbyterian Villages of Michigan Obligated Group Series 2020A, Rev., 4.00%, 11/15/2042 (b)	3,955	2,806
Public Finance Authority, Ripple Ranch, LLC Obligate Series 2021A, Rev., 5.25%, 12/1/2051 (b)	800	551
Public Finance Authority, Roseman University of Health Sciences Project Rev., 4.00%, 4/1/2042 (b)	500	401
Public Finance Authority, Senior Lien, Grand Hyatt Series 2022A, Rev., 3.75%, 2/1/2032	300	273
Public Finance Authority, the Franklin School of Innovation Rev., 5.00%, 1/1/2042 (b)	250	228
Public Finance Authority, Ultimate Medical Academy Project Series 2019A, Rev., 5.00%, 10/1/2034 (b)	500	484
Public Finance Authority, Viticus Group Project
Series 2022B, Rev., 5.00%, 12/1/2024 (b)	215	208
Series 2022A, Rev., 4.00%, 12/1/2031 (b)	400	360
Public Finance Authority, Wilson Preparatory Academy
Series 2019A, Rev., 4.13%, 6/15/2029 (b)	440	416
Series 2019A, Rev., 5.00%, 6/15/2039 (b)	500	477
Series 2019A, Rev., 5.00%, 6/15/2049 (b)	1,100	985
Total Wisconsin		13,683
Total Municipal Bonds (Cost $344,377)		300,442
Total Investments — 98.4% (Cost $344,377)		300,442
Other Assets Less Liabilities — 1.6%		4,940
NET ASSETS — 100.0%		305,382

Percentages indicated are based on net assets.

Abbreviations
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
BHAC	Insured by Berkshire Hathaway Assurance Corp.
CR	Custodial Receipts
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
GTD	Guaranteed
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
RE	Reinsured
Rev.	Revenue

^	Amount rounds to less than 0.1% of net assets.
(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(d)	Security is prerefunded or escrowed to maturity.
(e)	Defaulted security.
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan Municipal Bond Funds	February 28, 2023

Centrally Cleared Credit default swap contracts outstanding - buy protection(*) as of February 28, 2023 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.HY.39-V1	5.00	Quarterly	12/20/2027	4.61	USD 13,050	467	(787)	(320)

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
CDX	Credit Default Swap Index
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	37

JPMorgan National Municipal Income Fund (formerly known as JPMorgan Intermediate Tax Free Bond Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 95.1% (a)
Alabama — 4.0%
Alabama Community College System, Special Fee, Board of Trustees Rev., AGM, 4.00%, 9/1/2031	345	358
Alabama Federal Aid Highway Finance Authority Series B, Rev., 5.00%, 9/1/2023 (b)	30	30
Alabama Special Care Facilities Financing Authority-Birmingham, Children's Hospital Health Care Facility Rev., 5.00%, 6/1/2023	115	115
Birmingham Airport Authority
Rev., 5.00%, 7/1/2031	175	197
Rev., 5.00%, 7/1/2032	150	169
Black Belt Energy Gas District, Gas Project
Series 2022B-1, Rev., 4.00%, 10/1/2027 (c)	8,455	8,375
Series E, Rev., 5.00%, 6/1/2028 (c)	13,050	13,694
Series 2022C-1, Rev., 5.25%, 6/1/2029 (c)	5,000	5,276
Series 2022C-1, Rev., 5.25%, 6/1/2029	2,760	2,921
Black Belt Energy Gas District, Gas Project No. 8 Series 2022A, Rev., 4.00%, 12/1/2029 (c)	18,140	17,633
City of Birmingham, Warrant
Series 2018B, GO, 4.00%, 12/1/2032	570	593
Series 2018B, GO, 4.00%, 12/1/2033	375	388
Series 2018B, GO, 4.00%, 12/1/2034	510	524
Series 2018B, GO, 4.00%, 12/1/2035	500	508
City of Huntsville, Warrants Series 2018-A, GO, 5.00%, 5/1/2033	70	77
County of Mobile, Warrants GO, 5.00%, 2/1/2033	25	28
Infirmary Health System Special Care Facilities Financing Authority of Mobile, Infirmary Health System, Inc. Series 2016A, Rev., 5.00%, 2/1/2025	320	326
Montgomery County Public Building Authority, Facilities Project
Rev., 5.00%, 3/1/2024 (b)	3,910	3,976
Rev., 5.00%, 3/1/2026	1,735	1,767
Shelby County Board of Education, Special Tax 5.00%, 2/1/2025	50	52
Southeast Alabama Gas Supply District (The), Project No. 1
Series 2018A, Rev., 4.00%, 4/1/2024 (c)	34,000	33,984
Series 2018A, Rev., 5.00%, 4/1/2024	20,845	21,077
Southeast Energy Authority A Cooperative District, Project No. 1 Series 2021A, Rev., 4.00%, 10/1/2028 (c)	1,000	984
Southeast Energy Authority A Cooperative District, Project No. 2 Series 2021B, Rev., 4.00%, 12/1/2031 (c)	15,430	15,028
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Alabama — continued
Southeast Energy Authority A Cooperative District, Project No. 4 Series 2022B-1, Rev., 5.00%, 8/1/2028 (c)	14,065	14,495
UAB Medicine Finance Authority Series 2019B, Rev., 5.00%, 9/1/2035	55	59
Total Alabama		142,634
Alaska — 0.2%
Alaska Housing Finance Corp., State Capital Project Series 2019B, Rev., 5.00%, 6/1/2026	20	21
Alaska Industrial Development and Export Authority, Tanana Chiefs Conference Project
Series 2019A, Rev., 5.00%, 10/1/2024	800	815
Series 2019A, Rev., 5.00%, 10/1/2025	1,325	1,365
Series 2019A, Rev., 5.00%, 10/1/2026	1,385	1,447
Series 2019A, Rev., 5.00%, 10/1/2027	1,455	1,543
Series 2019A, Rev., 5.00%, 10/1/2028	1,530	1,647
Municipality of Anchorage Series C, GO, 5.00%, 9/1/2028	1,675	1,868
Total Alaska		8,706
Arizona — 1.8%
Arizona Department of Transportation State Highway Fund Rev., 5.00%, 7/1/2031	25	27
Arizona Industrial Development Authority, Children's National Medical Center
Series 2020A, Rev., 4.00%, 9/1/2035	200	201
Series 2020A, Rev., 4.00%, 9/1/2036	355	354
Series 2020A, Rev., 4.00%, 9/1/2037	820	814
Series 2020A, Rev., 4.00%, 9/1/2039	810	788
Series 2020A, Rev., 4.00%, 9/1/2046	2,750	2,592
Arizona Industrial Development Authority, Doral Academy of Northern Nevada Project
Series 2021A, Rev., 4.00%, 7/15/2026 (d)	115	112
Series 2021A, Rev., 4.00%, 7/15/2027 (d)	120	116
Series 2021A, Rev., 4.00%, 7/15/2028 (d)	200	191
Series 2021A, Rev., 4.00%, 7/15/2029 (d)	200	190
Series 2021A, Rev., 4.00%, 7/15/2030 (d)	200	188
Series 2021A, Rev., 4.00%, 7/15/2031 (d)	215	199
Series 2021A, Rev., 4.00%, 7/15/2032 (d)	225	206
Series 2021A, Rev., 4.00%, 7/15/2033 (d)	180	162
Series 2021A, Rev., 4.00%, 7/15/2034 (d)	200	178
Series 2021A, Rev., 4.00%, 7/15/2035 (d)	250	220
Series 2021A, Rev., 4.00%, 7/15/2037 (d)	270	233
Series 2021A, Rev., 4.00%, 7/15/2041 (d)	135	110
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Arizona — continued
Arizona Industrial Development Authority, Equitable School Revolving Fund LLC
Series A, Rev., 5.00%, 11/1/2033	1,435	1,557
Series A, Rev., 5.00%, 11/1/2034	1,550	1,665
Series A, Rev., 5.00%, 11/1/2035	1,875	1,993
Series A, Rev., 5.00%, 11/1/2036	1,775	1,870
Arizona Industrial Development Authority, Great Lakes Senior Living Communities LLC Project
Series 2019A, Rev., 5.00%, 1/1/2024	1,475	1,383
Series 2019A, Rev., 5.00%, 1/1/2025	1,800	1,646
Series 2019A, Rev., 5.00%, 1/1/2026	1,875	1,684
Series 2019A, Rev., 5.00%, 1/1/2027	1,850	1,600
Series 2019A, Rev., 5.00%, 1/1/2028	1,500	1,266
Series 2019A, Rev., 5.00%, 1/1/2029	660	542
Series 2019A, Rev., 5.00%, 1/1/2030	3,670	2,931
Series 2019A, Rev., 4.00%, 1/1/2031	4,100	2,987
Series 2019A, Rev., 4.00%, 1/1/2032	4,265	2,974
Series 2019A, Rev., 4.00%, 1/1/2033	4,440	3,044
Series 2019A, Rev., 5.00%, 1/1/2034	1,770	1,296
Series 2019A, Rev., 5.00%, 1/1/2035	2,285	1,647
Series 2019A, Rev., 5.00%, 1/1/2036	1,835	1,294
Series 2019A, Rev., 5.00%, 1/1/2037	500	345
Series 2019A, Rev., 5.00%, 1/1/2038	500	344
Series 2019A, Rev., 4.25%, 1/1/2039	545	337
Series 2019A, Rev., 4.25%, 1/1/2040	1,320	803
Series 2019A, Rev., 5.00%, 1/1/2043	1,750	1,146
Arizona Industrial Development Authority, Macombs Facility Project
Series 2021A, Rev., 5.00%, 7/1/2033	320	341
Series 2021A, Rev., 4.00%, 7/1/2035	360	345
Series 2021A, Rev., 4.00%, 7/1/2036	155	146
Series 2021A, Rev., 4.00%, 7/1/2041	365	326
Arizona Industrial Development Authority, Pebble Campus Project
Series 2020A, Rev., 4.00%, 7/15/2030 (d)	250	232
Series 2020A, Rev., 5.00%, 7/15/2040 (d)	415	389
Arizona Industrial Development Authority, Pinecrest Academy of Northern Nevada Project Series 2022A, Rev., 4.50%, 7/15/2029 (d)	1,100	1,052
Arizona Industrial Development Authority, Somerset Academy, Aliante and Skye Canyon Campus Project
Series 2021A, Rev., 3.00%, 12/15/2031 (d)	265	227
Series 2021A, Rev., 4.00%, 12/15/2041 (d)	250	199
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Arizona — continued
Arizona State University
Series 2017B, Rev., 5.00%, 7/1/2034	920	992
Series 2017B, Rev., 5.00%, 7/1/2035	1,000	1,073
Series 2016B, Rev., 5.00%, 7/1/2042	30	31
City of Mesa, Utility System
Series 2019A, Rev., 5.00%, 7/1/2029	40	45
Rev., 4.00%, 7/1/2031	50	51
Series 2019A, Rev., 5.00%, 7/1/2031	25	28
Series 2019A, Rev., 5.00%, 7/1/2033	25	28
City of Phoenix Civic Improvement Corp. Series 2020B, Rev., 5.00%, 7/1/2040	70	77
City of Phoenix Civic Improvement Corp., Junior Lien, Airport System Series 2017D, Rev., 5.00%, 7/1/2029	190	206
City of Phoenix Civic Improvement Corp., Senior Lien, Airport System Rev., AMT, 5.00%, 7/1/2037	1,000	1,042
City of Scottsdale, Water and Sewer System Rev., 5.25%, 7/1/2023	1,875	1,888
City of Yuma, Water and Sewer Revenue Rev., 4.00%, 7/1/2038	85	85
County of Pinal Rev., 4.00%, 8/1/2037	75	76
Industrial Development Authority of The City of Phoenix, Downtown Phoenix Student Housing LLC - Arizona State University Project
Series 2018A, Rev., 5.00%, 7/1/2028	700	721
Series 2018A, Rev., 5.00%, 7/1/2029	1,300	1,340
Industrial Development Authority of the County of Pima (The), La Posada at Pusch Ridge Project Series 2022B-3, Rev., 5.13%, 11/15/2029 (d)	4,000	3,974
Industrial Development Authority of the County of Yavapai (The), Regional Medical Center Series 2013A, Rev., 5.25%, 8/1/2033	1,000	1,005
Maricopa County Industrial Development Authority, Banner Health Series A, Rev., 4.00%, 1/1/2041	1,650	1,570
Maricopa County Industrial Development Authority, HonorHealth
Series 2021A, Rev., 5.00%, 9/1/2024	90	92
Series 2019A, Rev., 5.00%, 9/1/2033	500	540
Series 2019A, Rev., 5.00%, 9/1/2034	1,000	1,074
Series 2019A, Rev., 5.00%, 9/1/2035	1,000	1,065
Maricopa County Industrial Development Authority, Ottawa University
Rev., 5.00%, 10/1/2026 (d)	125	125
Rev., 5.13%, 10/1/2030 (d)	215	217
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	39

JPMorgan National Municipal Income Fund (formerly known as JPMorgan Intermediate Tax Free Bond Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Arizona — continued
Maricopa County Special Health Care District, Integrated Health Services
Series 2018C, GO, 5.00%, 7/1/2031	25	28
Series 2018C, GO, 5.00%, 7/1/2033	25	28
Maricopa County Unified School District No. 48 Scottsdale, School Improvement, Project of 2016 Series 2017B, GO, 5.00%, 7/1/2031	25	27
Maricopa County Unified School District No. 95, Queen Creek, School Improvement
GO, 5.00%, 7/1/2028	225	239
GO, 5.00%, 7/1/2029	500	531
Maricopa County Union High School District No. 216 Agua Fria, School Improvement GO, 4.00%, 7/1/2034	50	52
Mohave County Unified School District No. 1 Lake Havasu, School Improvement, Project of 2016 Series 2017A, GO, 4.00%, 7/1/2030	30	31
Pima County Community College District
Rev., 5.00%, 7/1/2030	60	67
Rev., 5.00%, 7/1/2034	50	55
Regional Public Transportation Authority, Transportation Excise Tax, Maricopa County Public Transportation Fund Rev., 5.25%, 7/1/2025	1,000	1,027
Scottsdale Municipal Property Corp., Excise Tax Rev., 5.00%, 7/1/2026	1,570	1,673
University of Arizona (The) Rev., 5.00%, 6/1/2026	10	10
University of Arizona (The), Stimulus Plan for Economic and Educational Development Series 2020A, Rev., 5.00%, 8/1/2036	85	94
Total Arizona		65,699
Arkansas — 0.0% ^
State of Arkansas, Federal Highway GO, 5.00%, 10/1/2025	10	10
University of Arkansas, Various Facility Fayetteville Campus Series 2014A, Rev., 4.50%, 11/1/2024 (b)	45	46
Total Arkansas		56
California — 9.4%
Alameda County Joint Powers Authority, Multiple Capital Projects
Series 2013A, Rev., 5.25%, 12/1/2025	75	76
Series 2013A, Rev., 5.25%, 12/1/2027	50	51
Anaheim Public Financing Authority, Public Improvement Project Series 1997C, Rev., AGM, Zero Coupon, 3/1/2037 (b)	30	18
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued
Arcadia Unified School District GO, 4.00%, 8/1/2038	9,385	9,474
Bay Area Toll Authority, Toll Bridge
Series 2019S-H, Rev., 5.00%, 4/1/2029 (b)	50	57
Series 2017S-7, Rev., 4.00%, 4/1/2033	35	36
Bay Area Water Supply and Conservation Agency Series 2013A, Rev., 5.00%, 4/1/2023	60	60
Beverly Hills Unified School District, Election of 2008 GO, 5.00%, 8/1/2026	30	32
Brentwood Union School District, Election of 2016 GO, 5.00%, 8/1/2031	20	22
California Community Choice Financing Authority, Clean Energy Project Series 2021B-1, Rev., 4.00%, 8/1/2031 (c)	39,435	39,200
California Community Choice Financing Authority, Green Bond Series 2022-A-1, Rev., 4.00%, 8/1/2028 (c)	2,935	2,931
California Community College Financing Authority, West Valley Mission Community College District Series 2016C, Rev., 5.00%, 6/1/2025 (b)	55	57
California Community Housing Agency, Fountains at Emerald Park Series 2021A-2, Rev., 4.00%, 8/1/2046 (d)	2,965	2,400
California County Tobacco Securitization Agency, Los Angeles County Securitization Corp.
Series 2020A, Rev., 5.00%, 6/1/2024	350	356
Series 2020A, Rev., 5.00%, 6/1/2027	400	421
Series 2020A, Rev., 5.00%, 6/1/2031	75	81
Series 2020A, Rev., 5.00%, 6/1/2032	250	269
Series 2020A, Rev., 5.00%, 6/1/2033	300	321
Series 2020A, Rev., 4.00%, 6/1/2034	200	201
California Educational Facilities Authority, Claremont McKenna College
Series 2015A, Rev., 4.00%, 1/1/2026 (b)	3,000	3,088
Series 2015A, Rev., 5.00%, 1/1/2026 (b)	6,515	6,883
California Educational Facilities Authority, Santa Clara University Series 2017B, Rev., 5.00%, 4/1/2035	80	86
California Enterprise Development Authority, Riverside County, Rocketship Public Schools-Obligated Group No. 2
Series 2022A, Rev., 4.00%, 6/1/2031 (d)	1,000	908
Series 2022A, Rev., 4.00%, 6/1/2042 (d)	5,450	4,326
California Health Facilities Financing Authority, Cedars-Sinai Medical Center Series A, Rev., 5.00%, 8/15/2026	45	48
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
California — continued
California Health Facilities Financing Authority, Children's Hospital Series 2019A, Rev., 5.00%, 11/1/2024	30	31
California Health Facilities Financing Authority, Kaiser Permanente Series 2017A, Subseries 2017A-2, Rev., 4.00%, 11/1/2038	4,000	3,936
California Health Facilities Financing Authority, On Lok Senior Health Service
Rev., 3.00%, 8/1/2025	50	49
Rev., 3.00%, 8/1/2028	130	125
Rev., 3.00%, 8/1/2029	150	144
Rev., 5.00%, 8/1/2040	600	624
California Health Facilities Financing Authority, Sutter Health
Series 2016A, Rev., 3.25%, 11/15/2025 (b)	1,425	1,435
Series 2017A, Rev., 5.00%, 11/15/2032	25	27
Series 2017A, Rev., 5.00%, 11/15/2033	50	54
Series 2018A, Rev., 5.00%, 11/15/2035	25	27
Series 2018A, Rev., 5.00%, 11/15/2036	35	37
California Infrastructure and Economic Development Bank, Clean Water State Revolving Fund Rev., 5.00%, 10/1/2032	25	27
California Infrastructure and Economic Development Bank, Infrastructure State Revolving Fund Series 2015A, Rev., 5.00%, 10/1/2025 (b)	40	42
California Municipal Finance Authority, California Lutheran University
Rev., 5.00%, 10/1/2026	150	154
Rev., 5.00%, 10/1/2027	150	155
Rev., 5.00%, 10/1/2028	150	157
California Municipal Finance Authority, Civic Center Infrastructure Improvement Program
Series 2018A, Rev., 5.00%, 6/1/2023	30	30
Series 2017A, Rev., 5.00%, 6/1/2027	75	81
California Municipal Finance Authority, Community Medical Center
Series 2017A, Rev., 5.00%, 2/1/2024	45	46
Series 2017A, Rev., 5.00%, 2/1/2028	900	951
Series 2017A, Rev., 5.00%, 2/1/2029	1,250	1,323
California Municipal Finance Authority, Linxs Apartments Project, Senior Lien
Series 2018A, Rev., AMT, AGM, 3.25%, 12/31/2032	6,680	6,229
Series 2018A, Rev., AMT, AGM, 3.50%, 12/31/2035	4,555	4,126
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued
California Municipal Finance Authority, San Antonio Gardens Project
Series 2022B2, Rev., 2.13%, 11/15/2026	410	373
Series 2022B1, Rev., 2.75%, 11/15/2027	160	145
California Pollution Control Financing Authority, Poseidon Resources Channelside LP Desalination Project
Rev., AMT, 5.00%, 7/1/2036 (d) (e)	1,095	1,143
Rev., AMT, 5.00%, 7/1/2037 (d) (e)	1,100	1,138
Rev., AMT, 5.00%, 7/1/2038 (d) (e)	1,000	1,030
Rev., AMT, 5.00%, 11/21/2045 (d) (e)	1,000	1,010
California Public Finance Authority, Enso Village Project
Series 2021B-3, Rev., 2.13%, 11/15/2027 (d)	6,240	5,822
Series 2021B-2, Rev., 2.38%, 11/15/2028 (d)	1,800	1,664
Series 2021B-1, Rev., 3.13%, 5/15/2029 (d)	400	352
Series 2021A, Rev., 5.00%, 11/15/2036 (d)	400	374
Series 2021A, Rev., 5.00%, 11/15/2046 (d)	525	449
California Public Finance Authority, Henry Mayo Newhall Hospital
Series 2021A, Rev., 4.00%, 10/15/2026	415	417
Series 2021A, Rev., 4.00%, 10/15/2028	360	363
Rev., 5.00%, 10/15/2029	700	732
Rev., 5.00%, 10/15/2030	500	522
Series 2021B, Rev., 4.00%, 10/15/2031 (c)	345	335
Rev., 5.00%, 10/15/2031	535	558
California School Finance Authority, Kipp Social Projects Series 2020A, Rev., 4.00%, 7/1/2040 (d)	505	459
California State Public Works Board
Series F, Rev., 5.00%, 5/1/2027	5,000	5,222
Series C, Rev., 5.00%, 3/1/2032	3,025	3,292
California State Public Works Board, California State University, Various University Projects Series 2013H, Rev., 5.00%, 9/1/2023 (b)	13,405	13,534
California State University, Systemwide
Series 2017A, Rev., 5.00%, 11/1/2034	2,875	3,119
Series 2016A, Rev., 5.00%, 11/1/2045	30	31
Calleguas Municipal Water District Series 2016A, Rev., 5.00%, 7/1/2023	35	35
Capistrano Unified School District Community Facilities District No. 90-2, Special Tax Rev., AGM, 4.00%, 9/1/2023	35	35
Castaic Lake Water Agency, Capital Appreciation, Water System Improvement Project Series 1999A, COP, AMBAC, Zero Coupon, 8/1/2025	10,445	9,630
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	41

JPMorgan National Municipal Income Fund (formerly known as JPMorgan Intermediate Tax Free Bond Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
California — continued
Central Unified School District GO, 5.00%, 8/1/2025	110	115
Cerritos Community College District Series A, GO, 5.00%, 8/1/2029	45	46
Citrus Community College District Series A, GO, 5.00%, 8/1/2023	20	20
City of Alameda GO, 4.00%, 8/1/2033	10	10
City of Brea, Water Utility Rev., 5.00%, 7/1/2028	90	100
City of Livermore Series 2020B, COP, 4.00%, 10/1/2029	235	251
City of Los Angeles Department of Airports
Series 2019C, Rev., 5.00%, 5/15/2029 (b)	25	28
Series 2019C, Rev., 5.00%, 5/15/2033	20	23
City of Los Angeles, Wastewater System
Subseries B, Rev., 5.00%, 6/1/2023	120	121
Series 2013A, Rev., 5.00%, 6/1/2026	12,500	12,558
City of Oceanside Series 2020A, Rev., 4.00%, 5/1/2040	375	377
City of Pasadena Series 2016A, Rev., 5.00%, 6/1/2031	25	27
City of Richmond, Wastewater Series 2019B, Rev., 5.00%, 8/1/2023	40	40
City of San Francisco, Public Utilities Commission Subseries A, Rev., 5.00%, 11/1/2035	1,500	1,607
City of San Jose, Disaster Preparedness, Public Safety and Infrastructure Series 2019A-1, GO, 5.00%, 9/1/2036	25	28
City of San Jose, Libraries, Parks and Public Safety Projects
Series 2019C, GO, 5.00%, 9/1/2028	50	56
Series 2019C, GO, 5.00%, 9/1/2032	100	114
City of Santa Rosa, Wastewater Series B, Rev., AGM-CR, AMBAC, Zero Coupon, 9/1/2023	5,000	4,922
City of Ukiah, Water System Rev., AGM, 5.00%, 9/1/2023	50	50
Contra Costa County Transportation Authority, Sales Tax Series 2012B, Rev., 5.00%, 3/1/2023 (b)	50	50
County of San Benito, Jail Facility Project COP, 5.00%, 10/1/2025	45	47
County of Santa Clara, Election of 2008 Series 2017C, GO, 5.00%, 8/1/2033	25	28
CSCDA Community Improvement Authority, Essential Housing, Altana-Glendale Series 2021A-1, Rev., 3.50%, 10/1/2046 (d)	6,000	4,529
CSCDA Community Improvement Authority, Essential Housing, Orange Portfolio Series 2021A-1, Rev., 2.80%, 3/1/2047 (d)	13,400	9,729
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued
CSCDA Community Improvement Authority, Essential Housing, Pasadena Portfolio Series 2021A-1, Rev., 2.65%, 12/1/2046 (d)	4,060	3,044
CSCDA Community Improvement Authority, Essential Housing, Senior Lien Series 2021A-1, Rev., 2.45%, 2/1/2047 (d)	3,000	2,209
Desert Sands Unified School District COP, 5.00%, 3/1/2023	70	70
Desert Sands Unified School District, Election of 2014 GO, 4.00%, 8/1/2038	1,000	1,014
East Bay Municipal Utility District, Water System Series 2015B, Rev., 5.00%, 6/1/2024	45	46
East Side Union High School District Series 2016B, GO, 5.00%, 8/1/2027	50	54
Escondido Union School District, Election of 2014 Series A, GO, 5.00%, 8/1/2027	100	105
Etiwanda School District Community Facilities District No. 9, Special Tax Rev., 4.00%, 9/1/2028	305	311
Fremont Public Financing Authority Rev., 5.00%, 10/1/2028	325	364
Fremont Union High School District Series 2019A, GO, 5.00%, 8/1/2030	75	83
Garden Grove Unified School District, Election of 2010 Series C, GO, 5.00%, 8/1/2023 (b)	1,390	1,401
Glendale Unified School District Series 2015A, GO, 5.00%, 9/1/2023	25	25
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Series 2015A, Rev., 5.00%, 6/1/2025 (b)	4,000	4,172
Grossmont-Cuyamaca Community College District, Election of 2002 Series 2008C, GO, AGC, Zero Coupon, 8/1/2026	19,585	17,482
Hollister Joint Powers Financing Authority Rev., AGM, 5.00%, 6/1/2031	65	70
La Canada Unified School District, Election of 2017 Series 2018A, GO, 5.00%, 8/1/2031	50	56
Lincoln Public Financing Authority Series A, Rev., 4.00%, 10/1/2023	25	25
Long Beach Community College District, Election of 2016 Series 2019C, GO, 4.00%, 8/1/2045	40	39
Los Angeles Community College District Series 2015A, GO, 4.00%, 8/1/2024 (b)	2,300	2,333
Los Angeles County Facilities, Inc., Vermont Corridor County Administration Building Series 2018A, Rev., 5.00%, 12/1/2023	25	25
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
California — continued
Los Angeles County Metropolitan Transportation Authority, Measure R Senior Sales Tax Series 2016A, Rev., 5.00%, 6/1/2023	35	35
Los Angeles Department of Water and Power, Power System
Series 2019B, Rev., 5.00%, 7/1/2024	275	282
Series 2014D, Rev., 5.00%, 7/1/2027	50	51
Series 2017-B, Rev., 5.00%, 7/1/2029	10,000	10,860
Series 2015A, Rev., 5.00%, 7/1/2030	105	109
Series 2016A, Rev., 5.00%, 7/1/2030	60	64
Series 2018A, Rev., 5.00%, 7/1/2030	35	39
Series 2017A, Rev., 5.00%, 7/1/2031	2,055	2,233
Series 2018B, Rev., 5.00%, 7/1/2031	60	67
Series 2019C, Rev., 5.00%, 7/1/2031	85	97
Series B, Rev., 5.00%, 7/1/2031	3,400	3,451
Series 2017-A, Rev., 5.00%, 7/1/2032	2,550	2,767
Series B, Rev., 5.00%, 7/1/2032	3,075	3,121
Series 2017A, Rev., 5.00%, 7/1/2033	5,000	5,411
Series D, Rev., 5.00%, 7/1/2033	390	399
Series 2018D, Rev., 5.00%, 7/1/2034	30	33
Series D, Rev., 5.00%, 7/1/2034	4,750	4,859
Series D, Rev., 5.00%, 7/1/2035	250	255
Series 2019A, Rev., 5.00%, 7/1/2039	35	38
Series 2019D, Rev., 5.00%, 7/1/2044	30	32
Los Angeles Unified School District, Election of 2005 Series M-1, GO, 5.00%, 7/1/2033	4,305	4,756
Madera Irrigation District Rev., AGM, 5.00%, 9/1/2025	150	157
Marin Community College District GO, 5.00%, 8/1/2023	35	35
Menlo Park City School District, Capital Appreciation
GO, Zero Coupon, 7/1/2033	1,000	673
GO, Zero Coupon, 7/1/2035	725	443
GO, Zero Coupon, 7/1/2036	1,150	666
GO, Zero Coupon, 7/1/2037	1,950	1,075
GO, Zero Coupon, 7/1/2041	1,250	571
Merced City School District, Election of 2014 GO, 4.00%, 8/1/2025	50	51
Metropolitan Water District of Southern California, Waterworks Series 2016A, Rev., 5.00%, 1/1/2026 (b)	30	32
Morgan Hill Financing Authority Series 2015A, Rev., 5.00%, 11/1/2024	55	57
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued
Mountain View-Los Altos Union High School District, Election of 2010 Series C, GO, Zero Coupon, 8/1/2027	1,000	871
Murrieta Valley Unified School District, Election of 2014 Series 2014A, GO, AGM, 4.00%, 3/1/2025 (b)	25	26
Nevada Irrigation District, Joint Powers Authority Series 2016A, Rev., 5.00%, 3/1/2024	95	97
Novato Unified School District, Election of 2019 Series 2019B, GO, 5.00%, 8/1/2026	25	27
Oakland Joint Powers Financing Authority Rev., 5.00%, 11/1/2025	100	105
Orange County Community Facilities District No. 2021-1, Rienda
Series A, Rev., 5.00%, 8/15/2037	400	416
Series A, Rev., 5.00%, 8/15/2042	800	815
Orange County Sanitation District, Wastewater Series 2016A, Rev., 5.00%, 2/1/2027	45	48
Orange County Water District Series 2017A, Rev., 5.00%, 8/15/2034	350	380
Orange Redevelopment Agency, Orange Merged and Amended Redevelopment Project Series 2014A, Rev., AGM, 5.00%, 9/1/2023	110	111
Orange Unified School District, Election of 2016 GO, 5.00%, 8/1/2031	85	95
Pittsburg Unified School District GO, 5.00%, 8/1/2023	55	55
Pleasanton Unified School District, Election of 2016 GO, 5.00%, 8/1/2027	20	22
Plumas Unified School District, Election of 2016 Series B, GO, 5.00%, 8/1/2024	50	51
Pomona Unified School District GO, AGM, 5.00%, 8/1/2027	50	53
Rancho Water District Financing Authority Series 2019A, Rev., 5.00%, 8/1/2023	25	25
Regents of the University of California Medical Center Pooled Series 2016L, Rev., 5.00%, 5/15/2041	155	161
River Islands Public Financing Authority, Facilities District No. 2003
Series 2022A-1, Rev., AGM, 5.00%, 9/1/2033	400	460
Series 2022A-1, Rev., AGM, 4.00%, 9/1/2037	250	252
Series 2022A-1, Rev., AGM, 5.00%, 9/1/2042	1,000	1,104
Riverside County Infrastructure Financing Authority Series 2016A, Rev., 4.00%, 11/1/2023	25	25
Riverside County Infrastructure Financing Authority, Capital Projects Series 2017C, Rev., 5.00%, 5/1/2025	25	26
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	43

JPMorgan National Municipal Income Fund (formerly known as JPMorgan Intermediate Tax Free Bond Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
California — continued
Riverside County Public Financing Authority, Capital Facilities Project Rev., 4.25%, 11/1/2025 (b)	35	36
Riverside County Public Financing Authority, Desert Communities and Interstate 215 Corridor Projects Series 2017A, Rev., 5.00%, 10/1/2026	75	80
Riverside County Redevelopment Successor Agency, Desert Communities Redevelopment Project Series 2014D, Rev., AGM, 5.00%, 10/1/2026	115	119
Riverside County Transportation Commission, Sales Tax
Series 2013A, Rev., 5.00%, 6/1/2023	55	55
Series 2013A, Rev., 5.25%, 6/1/2023 (b)	4,525	4,549
Series 2017B, Rev., 5.00%, 6/1/2032	60	66
Series 2017B, Rev., 5.00%, 6/1/2035	45	49
Riverside Public Financing Authority Series 2012A, Rev., 5.00%, 11/1/2023	50	50
Riverside Unified School District, Election of 2016 Series B, GO, 4.00%, 8/1/2042	50	49
Rowland Unified School District, Election of 2012 Series A, GO, 5.25%, 8/1/2023 (b)	2,750	2,775
Sacramento Area Flood Control Agency, Consolidated Capital Assessment District No. 2 Series 2016A, 5.00%, 10/1/2023	125	126
Sacramento City Financing Authority, Master Lease Program Facilities Series 2015A, Rev., 5.00%, 12/1/2023	135	137
Sacramento County Sanitation Districts Financing Authority Series 2014A, Rev., 5.00%, 12/1/2027	60	62
San Bruno Park School District, Election of 2018 Series 2022C, GO, 4.00%, 8/1/2039	245	243
San Diego Community College District GO, 5.00%, 8/1/2025	25	26
San Diego County Regional Airport Authority Series 2021B, Rev., AMT, 5.00%, 7/1/2056	4,105	4,198
San Diego County Regional Airport Authority, Subordinate Airport Series 2019A, Rev., 5.00%, 7/1/2031	25	28
San Diego Public Facilities Financing Authority, Fire and Life Safety Facilities Series 2012B, Rev., 4.00%, 4/15/2027	70	70
San Dieguito School Facilities Financing Authority, Special Tax
Rev., 5.00%, 3/1/2024	30	31
Rev., 5.00%, 3/1/2025	125	129
San Francisco Bay Area Rapid Transit District, Election of 2004
Series 2019F-1, GO, 5.00%, 8/1/2031	85	98
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued
Series D, GO, 5.00%, 8/1/2032	55	58
San Francisco City and County Airport Commission, San Francisco International Airport Series A, Rev., AMT, 5.00%, 5/1/2032	5,065	5,563
San Francisco Municipal Transportation Agency Series 2018B, Rev., 5.00%, 3/1/2028	60	65
San Joaquin County Transportation Authority, Measure K Sales Tax
Rev., 5.00%, 3/1/2032	2,000	2,184
Rev., 5.00%, 3/1/2033	750	818
San Juan Unified School District, Election of 2002 GO, 5.00%, 8/1/2023 (b)	7,540	7,600
San Luis Coastal Unified School District, Election of 2014 Series C, GO, 4.00%, 8/1/2025	25	26
San Luis Obispo Public Financing Authority, Los Osos Valley Road Interchange Project Rev., 4.00%, 11/1/2023	75	75
San Marcos Unified School District
GO, 5.00%, 8/1/2031	60	66
GO, 4.00%, 8/1/2033	25	26
San Marcos Unified School, District No. 4, Community Facilities, Special Tax Rev., 4.00%, 9/1/2025	55	56
San Mateo Joint Powers Financing Authority, Maple Street Correctional Center Series 2014A, Rev., 5.00%, 6/15/2027	75	77
San Mateo Joint Powers Financing Authority, Youth Services Campus Series 2016A, Rev., 5.00%, 7/15/2027	25	27
San Mateo Union High School District, Election of 2006 Series 2013A, GO, 5.00%, 9/1/2023 (b)	80	81
Santa Clara County Financing Authority, County Facilities
Series 2019A, Rev., 5.00%, 5/1/2028	25	28
Series 2019A, Rev., 4.00%, 5/1/2034	55	58
Santa Clara County Financing Authority, Multiple Facilities Projects Series 2015P, Rev., 5.00%, 5/15/2029	8,400	8,844
Santa Clara Unified School District GO, 5.00%, 7/1/2025	25	26
Santa Clara Unified School District, Election of 2014 GO, 5.00%, 7/1/2027	25	27
Santa Clara Valley Water District, Water System Series 2017A, Rev., 5.00%, 6/1/2035	3,115	3,368
Santa Clarita Public Finance Authority, Open Space and Parkland Acquisition Program Series 2016B, Rev., 4.00%, 10/1/2026	75	78
SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
California — continued
Santa Cruz County Redevelopment Successor Agency Series 2015A, Rev., AGM, 5.00%, 9/1/2028	50	53
Santa Cruz Libraries Facilities Financing Authority, Special Tax Rev., 5.00%, 9/1/2026	150	160
Santa Margarita-Dana Point Authority, Water District Improvement District No. 2, 3
Series A, Rev., 5.00%, 8/1/2031	950	1,045
Series A, Rev., 5.00%, 8/1/2032	1,030	1,132
Series A, Rev., 5.00%, 8/1/2033	1,455	1,585
Santa Monica Community College District, Election of 2016 Series 2018A, GO, 4.00%, 8/1/2035	25	26
Santa Monica Public Financing Authority, City Yards Projects Series 2021, Rev., 4.00%, 7/1/2034	100	106
Santa Monica-Malibu Unified School District Series 2016C, GO, 4.00%, 7/1/2024	30	30
Santa Rosa Regional Resources Authority, Facilities Acquisition and Improvement Projects Series 2017A, Rev., 5.00%, 8/1/2031	100	110
Schools Infrastructure Financing Agency, Special Tax Rev., AGM, 4.00%, 9/1/2034	105	106
Scotts Valley Unified School District GO, 5.00%, 8/1/2023	30	30
Sierra View Local Health Care District
Rev., 5.00%, 7/1/2027	155	164
Rev., 5.00%, 7/1/2028	165	177
Rev., 5.00%, 7/1/2029	160	173
Rev., 5.00%, 7/1/2030	155	169
Sonoma Valley Unified School District, Election of 2016 GO, 4.00%, 8/1/2042	25	24
South Orange County Public Financing Authority Rev., 5.00%, 4/1/2027	50	53
Southern California Water Replenishment District
Rev., 5.00%, 8/1/2023	25	25
Rev., 5.00%, 8/1/2026	75	79
Southwestern Community College District Series 2016B, GO, 4.00%, 8/1/2023	35	35
Southwestern Community College District, Election of 2016 Series A, GO, 4.00%, 8/1/2038	1,000	1,014
State of California Department of Water Resources, Central Valley Project, Water System Series BA, Rev., 5.00%, 12/1/2031	65	74
State of California, Various Purpose
GO, 5.13%, 4/1/2023	5	5
GO, AMBAC, 5.00%, 2/1/2027	565	611
Series 2018 A, GO, 5.00%, 8/1/2030	24,000	25,017
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued
Union Elementary School District Series C, GO, 5.00%, 9/1/2027	50	55
University of California
Series 2017AY, Rev., 5.00%, 5/15/2028	55	60
Series 2018AZ, Rev., 5.00%, 5/15/2031	35	39
University of California, Limited Project Series 2017M, Rev., 5.00%, 5/15/2036	25	27
Ventura County Public Financing Authority Series 2016A, Rev., 5.00%, 11/1/2027	55	59
West Hills Community College District
GO, AGM, 5.00%, 8/1/2029	65	72
GO, AGM, 5.00%, 8/1/2030	60	67
GO, AGM, 5.00%, 8/1/2031	25	28
GO, AGM, 5.00%, 8/1/2032	25	28
GO, AGM, 5.00%, 8/1/2033	50	56
GO, AGM, 4.00%, 8/1/2034	420	435
GO, AGM, 4.00%, 8/1/2037	1,650	1,651
West Hills Community College District, School Facilities Improvement District No. 2, 2008 Election Series 2012B, GO, AGM, 4.00%, 8/1/2038	25	25
West Valley-Mission Community College District, Election of 2012, Tax Exempt Series 2015B, GO, 5.00%, 8/1/2027	40	42
Total California		335,518
Colorado — 4.6%
Adams 12 Five Star Schools, The City and County of Broomfield
GO, 5.50%, 12/15/2030	1,400	1,610
GO, 5.50%, 12/15/2032	625	718
Adams County School District No. 1, Mapleton Public Schools GO, 4.00%, 12/1/2030	25	26
Board of Governors of Colorado State University System Series 2019A, Rev., 4.00%, 3/1/2037	50	50
Broadway Park North Metropolitan District No. 2, Limited Tax GO, 5.00%, 12/1/2040 (d)	550	518
Canyon Pines Metropolitan District Special Improvement District No. 1 Series 2021A-2, 3.75%, 12/1/2040	1,325	1,012
City and County of Denver, Airport System
Series 2017B, Rev., 5.00%, 11/15/2033	25	27
Series A, Rev., AMT, 5.00%, 11/15/2034	4,565	5,023
Series A, Rev., AMT, 5.50%, 11/15/2035	12,500	14,215
Series A, Rev., AMT, 5.00%, 12/1/2035	18,390	19,227
Series 2018A, Rev., AMT, 5.00%, 12/1/2036	2,500	2,733
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	45

JPMorgan National Municipal Income Fund (formerly known as JPMorgan Intermediate Tax Free Bond Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Colorado — continued
Series 2022-A, Rev., AMT, 5.00%, 11/15/2037	8,750	9,387
Series A, Rev., AMT, 5.50%, 11/15/2038	15,000	16,793
Series B, Rev., 5.00%, 11/15/2040	1,000	1,106
Series 2022-A, Rev., AMT, 5.50%, 11/15/2040	8,750	9,696
Series B, Rev., 5.00%, 11/15/2041	1,220	1,343
Series A, Rev., AMT, 5.50%, 11/15/2042	3,340	3,667
City of Aurora, First Lien Water Rev., 5.00%, 8/1/2024	15	15
City of Commerce City COP, AGM, 4.00%, 12/15/2037	150	151
City of Englewood GO, 5.00%, 12/1/2029	15	16
Clear Creek Transit Metropolitan District No. 2, Limited Tax
Series 2021A, GO, 5.00%, 12/1/2041	575	517
Series 2021A, GO, 5.00%, 12/1/2050	500	424
Colorado Crossing Metropolitan District No. 2, Limited Tax
Series 2020A-2, GO, 4.00%, 12/1/2030	1,065	952
Series 2020A-1, GO, 5.00%, 12/1/2047	2,000	1,740
Colorado Educational and Cultural Facilities Authority, Aspen View Academy Project
Rev., 4.00%, 5/1/2029	35	34
Rev., 4.00%, 5/1/2031	30	29
Rev., 4.00%, 5/1/2041	85	72
Colorado Educational and Cultural Facilities Authority, Global Village Academy Northglenn Project
Rev., 4.00%, 12/1/2030 (d)	595	548
Rev., 5.00%, 12/1/2040 (d)	555	507
Colorado Educational and Cultural Facilities Authority, University Denver Project Rev., NATL - RE, 5.00%, 3/1/2035	5,055	5,811
Colorado Health Facilities Authority
Series 2019-A, Rev., 4.00%, 1/1/2037	2,605	2,633
Series 2019A-2, Rev., 5.00%, 8/1/2039	1,225	1,261
Colorado Health Facilities Authority, Adventist Health System/Sunbelt Obligated Group Series B, Rev., 5.00%, 11/15/2028	30	32
Colorado Health Facilities Authority, Boulder Community Health Project
Rev., 4.00%, 10/1/2035	725	727
Rev., 4.00%, 10/1/2037	400	390
Rev., 4.00%, 10/1/2038	300	290
Rev., 4.00%, 10/1/2039	270	260
Rev., 4.00%, 10/1/2040	300	283
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Colorado — continued
Colorado Health Facilities Authority, CommonSpirit Health
Series 2019A-1, Rev., 5.00%, 8/1/2031	2,500	2,695
Series 2019A-2, Rev., 5.00%, 8/1/2031	1,000	1,078
Series 2019A-2, Rev., 5.00%, 8/1/2032	2,000	2,150
Series 2019A-2, Rev., 5.00%, 8/1/2034	2,000	2,129
Series 2019A-1, Rev., 5.00%, 8/1/2035	2,500	2,638
Colorado Health Facilities Authority, Parkview Medical Center, Inc., Project
Series 2015A, Rev., 3.00%, 9/1/2024	235	231
Series 2020A, Rev., 4.00%, 9/1/2045	1,000	870
Colorado Health Facilities Authority, School Health System Series 2013A, Rev., 5.50%, 1/1/2024 (b)	4,500	4,580
Colorado Health Facilities Authority, Tax Exempt Series 2021B-3, Rev., 2.13%, 5/15/2028	1,155	1,050
Colorado Mountain College Project COP, 5.00%, 8/1/2031	30	32
Colorado State Board for Community Colleges and Occupational Educational System Series 2019A, Rev., 5.00%, 11/1/2025	40	42
County of Adams
COP, 5.00%, 12/1/2031	1,100	1,148
COP, 5.00%, 12/1/2034	500	519
County of Eagle COP, 5.00%, 12/1/2028	25	26
County of Gunnison COP, 4.00%, 12/1/2033	50	52
Denver Health and Hospital Authority
Series 2019A, Rev., 5.00%, 12/1/2030	1,000	1,066
Series 2019A, Rev., 5.00%, 12/1/2031	1,425	1,517
Series 2019A, Rev., 5.00%, 12/1/2032	1,330	1,409
Series 2019A, Rev., 5.00%, 12/1/2033	1,310	1,380
Series 2019A, Rev., 4.00%, 12/1/2037	2,540	2,284
Dominion Water and Sanitation District
Rev., 5.00%, 12/1/2027	1,095	1,082
Rev., 5.25%, 12/1/2032	1,905	1,878
Ebert Metropolitan District Series 2018A-2, GO, 5.00%, 12/1/2034	170	187
El Paso County School District No. 49 Falcon Series 2017B, COP, 5.00%, 12/15/2028	25	27
Jefferson Center Metropolitan District No. 1 Series 2020A-2, Rev., 4.13%, 12/1/2040	290	240
Jefferson County School District R-1 COP, 5.00%, 12/15/2028	5	5
Larimer County School District No. R-1 Poudre GO, 5.00%, 12/15/2037	2,450	2,655
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Colorado — continued
Montrose County School District RE-1J GO, 5.00%, 12/1/2036	200	211
Peak Metropolitan District No. 1
Series 2021A, GO, 4.00%, 12/1/2035 (d)	500	420
Series A, GO, 5.00%, 12/1/2041 (d)	500	452
Series A, GO, 5.00%, 12/1/2051 (d)	550	469
Raindance Metropolitan District No. 1, Non-Potable Water System Rev., 5.00%, 12/1/2040	750	687
Regional Transportation District, Denver Transit Partners Series 2020A, Rev., 4.00%, 7/15/2035	2,000	1,964
Reunion Metropolitan District Series 2021A, Rev., 3.63%, 12/1/2044	490	354
Rocky Mountain Rail Park Metropolitan District, Limited Tax
Series 2021A, GO, 5.00%, 12/1/2031 (d)	750	708
Series 2021A, GO, 5.00%, 12/1/2041 (d)	750	640
State of Colorado Series 2018A, COP, 4.00%, 12/15/2034	75	77
State of Colorado Department of Transportation Headquarters Facilities, Headquarters Facilities Lease Purchase Agreement COP, 5.00%, 6/15/2041	1,500	1,554
State of Colorado, Building Excellent Schools Today Series 2018N, COP, 5.00%, 3/15/2028	75	82
Third Creek Metropolitan District No. 1, Limited Tax Series 2022A-1, GO, 4.75%, 12/1/2051	1,515	1,143
University of Colorado, Enterprise System
Series 2014A, Rev., 5.00%, 6/1/2024 (b)	60	62
Series 2017A-1, Rev., 4.00%, 6/1/2032	25	26
University of Northern Colorado, Institutional Enterprise Series 2018B, Rev., 4.00%, 6/1/2035	250	256
Verve Metropolitan District No. 1
GO, 5.75%, 12/1/2033	2,000	1,876
GO, 5.00%, 12/1/2036	500	486
GO, 5.00%, 12/1/2041	1,125	1,056
Waterview II Metropolitan District Series 2022A, GO, 5.00%, 12/1/2041	1,250	1,124
Weld County School District No. RE-2 Eaton GO, 5.00%, 12/1/2035	40	45
Windler Public Improvement Authority, Limited Tax
Series 2021 A-1, Rev., 4.00%, 12/1/2031	535	465
Series 2021A-1, Rev., 4.00%, 12/1/2036	7,500	6,017
Series 2021A-1, Rev., 4.00%, 12/1/2041	6,750	4,995
Total Colorado		161,982
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Connecticut — 1.3%
City of Stamford, Water Pollution Control System and Facility
Series 2013A, Rev., 5.50%, 8/15/2023	100	101
Series 2013A, Rev., 5.00%, 8/15/2024	100	101
Series 2013A, Rev., 5.00%, 8/15/2025	350	353
Series 2013A, Rev., 5.00%, 8/15/2026	150	151
Series 2013A, Rev., 5.00%, 8/15/2027	250	252
Series 2013A, Rev., 5.00%, 8/15/2029	300	302
Connecticut Municipal Electric Energy Cooperative Series A, Rev., 5.00%, 1/1/2035	545	602
Connecticut State Health and Educational Facilities Authority Series I-1, Rev., 5.00%, 7/1/2042	1,725	1,773
Connecticut State Health and Educational Facilities Authority, Connecticut State University System Series N, Rev., 5.00%, 11/1/2025	4,165	4,206
Connecticut State Health and Educational Facilities Authority, McLean
Series 2020A, Rev., 5.00%, 1/1/2030 (d)	250	250
Series 2020A, Rev., 5.00%, 1/1/2045 (d)	500	453
Connecticut State Health and Educational Facilities Authority, Nuvance Health Series 2019A, Rev., 5.00%, 7/1/2033	2,630	2,735
Connecticut State Health and Educational Facilities Authority, Sacred Heart University
Series K, Rev., 5.00%, 7/1/2034	725	793
Series K, Rev., 5.00%, 7/1/2035	525	570
Series K, Rev., 5.00%, 7/1/2036	1,000	1,075
Series K, Rev., 5.00%, 7/1/2037	1,750	1,868
Series K, Rev., 5.00%, 7/1/2038	2,750	2,923
Connecticut State Health and Educational Facilities Authority, Trinity College Series R, Rev., 4.00%, 6/1/2045	2,250	2,034
Stamford Housing Authority, The Dogwoods Project Rev., BAN, 11.00%, 12/1/2027 (d)	7,150	7,256
State of Connecticut
Series 2014A, GO, 4.00%, 3/1/2034	40	40
Series 2019A, GO, 5.00%, 4/15/2034	3,450	3,807
Series 2019A, GO, 5.00%, 4/15/2035	2,900	3,180
Series 2016A, GO, 4.00%, 3/15/2036	60	60
Series 2019A, GO, 5.00%, 4/15/2036	2,300	2,503
Series 2017A, GO, 4.00%, 4/15/2037	460	462
Series 2019A, GO, 4.00%, 4/15/2038	3,625	3,636
State of Connecticut Clean Water Fund, State Revolving Fund
Series 2017A, Rev., 4.00%, 5/1/2023	20	20
Series 2015A, Rev., 5.00%, 3/1/2024	70	71
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	47

JPMorgan National Municipal Income Fund (formerly known as JPMorgan Intermediate Tax Free Bond Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Connecticut — continued
State of Connecticut, Special Tax Transportation Infrastructure Purposes
Series 2013A, Rev., 5.00%, 10/1/2029	25	25
Series A, Rev., 5.00%, 9/1/2030	2,000	2,052
Series 2016A, Rev., 5.00%, 9/1/2031	25	27
Series 2015A, Rev., 5.00%, 8/1/2032	15	16
Steel Point Infrastructure Improvement District, Steelpointe Harbor Project
Rev., 4.00%, 4/1/2031 (d)	300	276
Rev., 4.00%, 4/1/2036 (d)	485	418
Rev., 4.00%, 4/1/2041 (d)	550	443
Town of Trumbull Series B, GO, 5.00%, 9/1/2025	50	52
Total Connecticut		44,886
Delaware — 0.1%
Delaware State Economic Development Authority, Newark Charter School, Inc., Project
Rev., 4.00%, 9/1/2025	385	383
Rev., 4.00%, 9/1/2030	530	528
Rev., 5.00%, 9/1/2040	1,550	1,584
Rev., 5.00%, 9/1/2050	600	603
Delaware Transportation Authority, Transportation System Rev., 5.00%, 7/1/2025	25	26
Total Delaware		3,124
District of Columbia — 1.0%
District of Columbia
Series 2016A, GO, 5.00%, 6/1/2029	25	27
Series D, GO, 5.00%, 6/1/2030	3,750	4,020
Series D, GO, 5.00%, 6/1/2031	50	54
Series 2015A, GO, 5.00%, 6/1/2035	7,175	7,411
Series 2015A, GO, 5.00%, 6/1/2036	4,200	4,330
District of Columbia, Income Tax
Series 2019C, Rev., 5.00%, 10/1/2031	35	40
Series 2020A, Rev., 5.00%, 3/1/2038	70	77
Series 2020A, Rev., 5.00%, 3/1/2040	210	229
District of Columbia, Kipp DC Project
Rev., 5.00%, 7/1/2024	100	101
Series 2017A, Rev., 5.00%, 7/1/2025	100	102
Rev., 5.00%, 7/1/2026	185	189
Rev., 5.00%, 7/1/2027	115	119
Rev., 5.00%, 7/1/2028	250	260
Rev., 5.00%, 7/1/2029	255	268
District of Columbia, Water and Sewer Authority, Public Utility, Subordinate Lien Series B, Rev., 5.00%, 10/1/2037	100	104
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

District of Columbia — continued
Metropolitan Washington Airports Authority Aviation
Series 2019B, Rev., 5.00%, 10/1/2027	75	82
Series 2017A, Rev., AMT, 5.00%, 10/1/2029	180	190
Series 2021A, Rev., AMT, 5.00%, 10/1/2032	650	716
Metropolitan Washington Airports Authority Dulles Toll Road, Metrorail and Capital Improvement Projects Series 2019B, Rev., AGM, 4.00%, 10/1/2053	500	453
Washington Convention and Sports Authority, Senior Lien Dedicated Tax
Series 2018A, Rev., 5.00%, 10/1/2027	4,620	5,028
Series 2018A, Rev., 5.00%, 10/1/2028	4,035	4,391
Series 2018A, Rev., 5.00%, 10/1/2029	2,690	2,922
Washington Metropolitan Area Transit Authority
Series 2017B, Rev., 5.00%, 7/1/2030	50	54
Series A-1, Rev., 5.00%, 7/1/2030	5,185	5,611
Rev., 5.00%, 7/1/2034	5	5
Series 2017B, Rev., 5.00%, 7/1/2034	75	81
Total District of Columbia		36,864
Florida — 3.3%
Alachua County Health Facilities Authority, Shands Teaching Hospital and Clinic Series 2019B-1, Rev., 5.00%, 12/1/2035	1,000	1,051
Brevard County Health Facilities Authority, Health First, Inc., Project Rev., 5.00%, 4/1/2024	1,400	1,418
Capital Projects Finance Authority, Capital Projects Loan Program - Florida Universities
Series 2020A-1, Rev., 5.00%, 10/1/2024	550	548
Series 2020A-1, Rev., 5.00%, 10/1/2025	1,000	997
Series 2020A-1, Rev., 5.00%, 10/1/2026	1,000	997
Series 2020A-1, Rev., 5.00%, 10/1/2027	1,000	999
Series 2020A-1, Rev., 5.00%, 10/1/2028	1,000	1,001
Capital Trust Agency, Inc., Legends Academy Project Series 2021A, Rev., 5.00%, 12/1/2045 (d)	1,445	1,169
Capital Trust Agency, Inc., Sustainability Bonds -The Marie Rev., 4.00%, 6/15/2031 (d)	250	226
Charlotte County Industrial Development Authority, Town and Country Utilities Project Series 2021A, Rev., AMT, 4.00%, 10/1/2041 (d)	500	403
City of Gainesville, Utilities System Series 2017A, Rev., 5.00%, 10/1/2037	120	127
City of Jacksonville Series 2016A, Rev., 5.00%, 10/1/2027	100	106
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Florida — continued
City of Jacksonville, Health Care Facilities, Brooks Rehabilitation Project
Rev., 4.00%, 11/1/2036	500	495
Rev., 4.00%, 11/1/2045	6,500	5,794
City of Lakeland, Department of Electric Utilities Rev., 5.00%, 10/1/2032	250	292
City of Pompano Beach Series 2021A, Rev., 4.00%, 9/1/2041	385	306
City of Pompano Beach, John Knox Village Project
Rev., 3.50%, 9/1/2030	1,900	1,699
Series 2020, Rev., 3.50%, 9/1/2035	2,250	1,856
Series 2021A, Rev., 4.00%, 9/1/2036	550	472
City of Tampa, H. Lee Moffitt Cancer Center Project
Series 2020B, Rev., 5.00%, 7/1/2028	230	247
Series 2020B, Rev., 5.00%, 7/1/2029	225	244
Series 2020B, Rev., 5.00%, 7/1/2030	250	273
Series 2020B, Rev., 5.00%, 7/1/2031	325	355
Series 2020B, Rev., 5.00%, 7/1/2032	250	273
Series 2020B, Rev., 5.00%, 7/1/2033	250	272
Series 2020B, Rev., 5.00%, 7/1/2034	375	406
Series 2020B, Rev., 5.00%, 7/1/2035	335	360
Series 2020B, Rev., 4.00%, 7/1/2038	185	181
Series 2020B, Rev., 4.00%, 7/1/2039	1,600	1,556
Series 2020B, Rev., 5.00%, 7/1/2040	2,390	2,463
Series 2020B, Rev., 4.00%, 7/1/2045	7,400	6,786
City of West Palm Beach, Special Obligation Series C, Rev., 5.00%, 10/1/2028	25	27
County of Broward, Airport System Series 2019A, Rev., AMT, 5.00%, 10/1/2027	1,850	1,946
County of Broward, Professional Sports Facilities, Civic Arena Project Rev., 5.00%, 9/1/2024	40	40
County of Escambia, Sales Tax Rev., 5.00%, 10/1/2025	15	16
County of Lee, Airport Series 2021A, Rev., AMT, 5.00%, 10/1/2031	11,550	12,646
County of Lee, Transportation Facilities Rev., AGM, 5.00%, 10/1/2035	190	193
County of Manatee, Public Utilities Rev., 5.00%, 10/1/2031	815	896
County of Miami-Dade, Aviation System Rev., AMT, 5.00%, 10/1/2028	1,500	1,522
County of Miami-Dade, Building Better Communities Program
Series 2016A, GO, 5.00%, 7/1/2033	2,835	2,998
Series 2016A, GO, 5.00%, 7/1/2034	5,355	5,646
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Florida — continued
County of Miami-Dade, Capital Asset Acquisition Series 2019B, Rev., 5.00%, 4/1/2040	45	48
County of Miami-Dade, Subordinate Special Obligation
Rev., 5.00%, 10/1/2025	100	104
Rev., 5.00%, 10/1/2028	120	127
County of Miami-Dade, Transit System, Sales Surtax Rev., 4.00%, 7/1/2034	35	36
County of Miami-Dade, Water and Sewer System
Rev., 5.00%, 10/1/2033	25	28
Series 2017A, Rev., 4.00%, 10/1/2037	40	40
Series 2017A, Rev., 4.00%, 10/1/2039	50	49
Series 2019B, Rev., 5.00%, 10/1/2044	40	43
County of Palm Beach, Airport System Rev., AMT, 5.00%, 10/1/2036	500	513
County of Palm Beach, Public Improvement Rev., 5.00%, 5/1/2038	1,545	1,615
County of Sarasota, Guaranteed Entitlement Rev., 4.50%, 10/1/2023 (b)	25	25
County of Sarasota, Utility System Series 2019A, Rev., 5.00%, 10/1/2038	35	38
Escambia County Health Facilities Authority, Baptist Health Care Corp. Obligated Group Series 2020A, Rev., 5.00%, 8/15/2040	3,600	3,643
Florida Atlantic University Finance Corp., Student Housing Project
Series 2019A, Rev., 5.00%, 7/1/2025	100	104
Series 2019A, Rev., 5.00%, 7/1/2027	785	844
Series 2019B, Rev., 5.00%, 7/1/2032	1,715	1,897
Series 2019B, Rev., 5.00%, 7/1/2033	1,475	1,627
Florida Department of Environmental Protection Series 2017A, Rev., 5.00%, 7/1/2028	40	44
Florida Department of Management Services Series 2018A, COP, 5.00%, 11/1/2026	20	21
Florida Development Finance Corp., Central Charter School Project
Series 2022, Rev., 5.00%, 8/15/2032 (d)	230	218
Series 2022, Rev., 5.25%, 8/15/2037 (d)	350	323
Florida Development Finance Corp., Cornerstone Charter Academy Project
Series 2022, Rev., 5.00%, 10/1/2032 (d)	465	470
Series 2022, Rev., 5.00%, 10/1/2042 (d)	1,430	1,353
Florida Development Finance Corp., Educational Facilities, Renaissance Charter School, Inc. Project
Series 2020C, Rev., 4.00%, 9/15/2030 (d)	235	210
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	49

JPMorgan National Municipal Income Fund (formerly known as JPMorgan Intermediate Tax Free Bond Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Florida — continued
Series 2020C, Rev., 5.00%, 9/15/2040 (d)	525	453
Florida Development Finance Corp., Educational Facilities, River City Science Academy Projects
Series 2022A-1, Rev., 4.00%, 7/1/2031	170	165
Series 2022A-1, Rev., 5.00%, 7/1/2042	220	220
Series 2022B, Rev., 5.00%, 7/1/2042	230	230
Florida Development Finance Corp., IDEA Florida, Inc., Jacksonville IV Project Rev., 5.25%, 6/15/2029 (d)	1,000	989
Florida Development Finance Corp., Imagine School at Broward Project
Series A, Rev., 4.00%, 12/15/2029 (d)	265	262
Series A, Rev., 5.00%, 12/15/2039 (d)	305	310
Florida Development Finance Corp., Mater Academy Project
Series 2022A, Rev., 5.00%, 6/15/2025	110	110
Series 2020A, Rev., 5.00%, 6/15/2026	370	373
Series 2022A, Rev., 5.00%, 6/15/2026	135	136
Series 2020A, Rev., 5.00%, 6/15/2027	390	395
Series 2022A, Rev., 5.00%, 6/15/2027	145	147
Series 2020A, Rev., 5.00%, 6/15/2028	410	416
Series 2020A, Rev., 5.00%, 6/15/2029	400	407
Series 2022A, Rev., 5.00%, 6/15/2029	235	239
Series 2020A, Rev., 5.00%, 6/15/2030	375	381
Series 2022A, Rev., 5.00%, 6/15/2030	245	249
Series 2022A, Rev., 5.00%, 6/15/2032	275	278
Series 2022A, Rev., 5.00%, 6/15/2033	380	384
Series 2022A, Rev., 5.00%, 6/15/2034	400	403
Series 2020A, Rev., 5.00%, 6/15/2035	1,000	1,002
Series 2022A, Rev., 5.00%, 6/15/2035	1,260	1,262
Florida Development Finance Corp., Mayflower Retirement Community Project
Series 2021B2, Rev., 1.75%, 6/1/2026 (d)	925	832
Series 2021B-1, Rev., 2.38%, 6/1/2027 (d)	730	651
Florida Gulf Coast University Financing Corp., Housing Project Series 2019A, Rev., 5.00%, 2/1/2026	125	130
Florida Higher Educational Facilities Financial Authority, Florida Institute of Technology Rev., 5.00%, 10/1/2023	125	126
Greater Orlando Aviation Authority, Airport Facilities Series 2019A, Rev., AMT, 5.00%, 10/1/2038	1,810	1,903
Hillsborough County, Aviation Authority, Tampa International Airport Series 2018F, Rev., 5.00%, 10/1/2043	150	158
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Florida — continued
JEA Electric System Series D, Rev., 5.00%, 4/1/2023 (b)	10	10
Key West Utility Board, Electric System Rev., 5.00%, 10/1/2027	45	49
Lee County School Board (The) Series 2016A, COP, 5.00%, 8/1/2035	25	26
Lee Memorial Health System Series 2019A-1, Rev., 5.00%, 4/1/2029	2,500	2,740
Manatee County School District, Sales Tax Rev., AGM, 5.00%, 10/1/2023	50	51
Miami-Dade County Health Facilities Authority, Niklaus Children's Hospital Series 2021A, Rev., 4.00%, 8/1/2046	2,140	1,957
Middleton Community Development District A, City of Wildwood, Florida Special Assessment
5.45%, 5/1/2032	250	254
5.85%, 5/1/2037	750	762
Orange County Health Facilities Authority, Orlando Health Obligated Group Series 2023A, Rev., 5.00%, 10/1/2037	930	1,017
Orange County School Board Series 2016C, COP, 5.00%, 8/1/2033	40	42
Orlando Utilities Commission, Utility System Series 2012A, Rev., 5.00%, 10/1/2023	25	25
Palm Beach County Health Facilities Authority, Acts Retirement Life Communities, Inc., Obligated Group
Series 2020B, Rev., 4.00%, 11/15/2041	250	209
Series 2020B, Rev., 5.00%, 11/15/2042	500	479
Palm Beach County Health Facilities Authority, Jupiter Medical Center
Series A, Rev., 5.00%, 11/1/2031	100	108
Series A, Rev., 5.00%, 11/1/2032	100	108
Palm Beach County Health Facilities Authority, Toby and Leon Cooperman Sinai Residences of Boca Raton Expansion
Rev., 4.00%, 6/1/2026	300	291
Rev., 4.00%, 6/1/2031	1,250	1,150
Rev., 4.00%, 6/1/2041	1,600	1,275
Palm Beach County School District Series C, COP, 5.00%, 8/1/2029	16,000	17,720
Pinellas County Educational Facilities Authority, Discovery Academy of Science Project Series 2022A, Rev., 4.00%, 6/1/2036 (d)	1,660	1,412
School Board of Miami-Dade County (The) Series 2015A, COP, 5.00%, 5/1/2030	70	72
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Florida — continued
School District of Broward County Series 2019A, COP, 5.00%, 7/1/2029	35	39
Seminole County Industrial Development Authority, Galileo Schools for Gifted Learning
Series 2021A, Rev., 4.00%, 6/15/2036 (d)	155	133
Series 2021A, Rev., 4.00%, 6/15/2041 (d)	215	175
South Florida Water Management District COP, 5.00%, 10/1/2036	125	130
St. Johns County Industrial Development Authority, Vicar's Landing Project
Series 2021A, Rev., 4.00%, 12/15/2026	185	177
Series 2021A, Rev., 4.00%, 12/15/2027	215	203
Series 2021A, Rev., 4.00%, 12/15/2028	200	187
Series 2021A, Rev., 4.00%, 12/15/2030	200	183
Series 2021A, Rev., 4.00%, 12/15/2031	205	185
Series 2021A, Rev., 4.00%, 12/15/2036	500	420
Series 2021A, Rev., 4.00%, 12/15/2041	375	292
State of Florida Board of Education, Public Education Capital Outlay Series 2015F, GO, 5.00%, 6/1/2026	25	26
State of Florida Department of Transportation Turnpike System Series 2013A, Rev., 5.00%, 7/1/2023	30	30
Tohopekaliga Water Authority, Utility System Rev., 4.00%, 10/1/2034	30	31
Volusia County Educational Facility Authority, Embry-Riddle Aeronautical University, Inc., Project
Series 2020A, Rev., 4.00%, 10/15/2035	300	300
Series 2020A, Rev., 4.00%, 10/15/2036	500	495
Total Florida		118,096
Georgia — 2.6%
Albany-Dougherty Inner City Authority, State University Projects
Rev., 5.00%, 7/1/2030	1,155	1,303
Rev., 5.00%, 7/1/2031	425	479
Brookhaven Urban Redevelopment Agency Series 2023A, Rev., 5.00%, 7/1/2039 (e)	1,415	1,600
Cherokee County Board of Education, School System
GO, 5.00%, 8/1/2031	475	508
GO, 5.00%, 8/1/2033	690	737
City of Atlanta, Water and Wastewater
Rev., 5.00%, 11/1/2029	2,110	2,205
Rev., 5.00%, 11/1/2030	4,250	4,438
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Georgia — continued
City of Columbus, Water and Sewerage
Series 2014A, Rev., 5.00%, 5/1/2027	445	456
Series 2014A, Rev., 5.00%, 5/1/2028	595	610
Clayton County Development Authority, Clayton State University Rev., 5.00%, 7/1/2035	270	299
Cobb County, Kennestone Hospital Authority, Wellstar Health System, Inc., Project
Series 2020A, Rev., 4.00%, 4/1/2034	350	355
Series 2020A, Rev., 4.00%, 4/1/2036	505	503
Series 2020A, Rev., 3.00%, 4/1/2037	700	597
Series 2020A, Rev., 4.00%, 4/1/2039	475	460
Series 2020A, Rev., 3.00%, 4/1/2045	1,785	1,328
County of DeKalb, Water and Sewerage
Series B, Rev., 5.25%, 10/1/2023	8,660	8,770
Series 2006B, Rev., 5.25%, 10/1/2026	5,500	5,934
DeKalb Private Hospital Authority, Children's Healthcare of Atlanta, Inc. Series 2019B, Rev., 5.00%, 7/1/2032	50	56
Gainesville and Hall County Hospital Authority, Northeast Georgia Health System, Inc., Project Series 2017A, Rev., 5.00%, 2/15/2028	115	122
George L Smith II Congress Center Authority, Convention Center Hotel First
Series 2021A, Rev., 2.38%, 1/1/2031	500	433
Series 2021A, Rev., 4.00%, 1/1/2036	500	458
George L Smith II Congress Center Authority, Convention Center Hotel Second
Series 2021B, Rev., 3.63%, 1/1/2031 (d)	1,170	1,011
Series 2021B, Rev., 5.00%, 1/1/2036 (d)	1,000	904
Georgia Higher Education Facilities Authority, USG Real Estate Foundation II LLC Projects
Rev., 5.00%, 6/15/2025	650	675
Rev., 5.00%, 6/15/2026	500	528
Rev., 5.00%, 6/15/2027	500	538
Rev., 5.00%, 6/15/2028	500	547
Rev., 5.00%, 6/15/2029	500	556
Rev., 5.00%, 6/15/2030	500	556
Rev., 5.00%, 6/15/2031	800	888
Rev., 3.00%, 6/15/2032	1,175	1,118
Rev., 5.00%, 6/15/2033	1,660	1,830
Rev., 5.00%, 6/15/2034	1,125	1,229
Rev., 5.00%, 6/15/2035	1,250	1,356
Rev., 4.00%, 6/15/2036	1,000	988
Rev., 4.00%, 6/15/2037	1,500	1,470
Rev., 4.00%, 6/15/2039	1,785	1,730
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	51

JPMorgan National Municipal Income Fund (formerly known as JPMorgan Intermediate Tax Free Bond Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Georgia — continued
Georgia Ports Authority
Series 2022, Rev., 4.00%, 7/1/2040	4,000	3,938
Rev., 4.00%, 7/1/2052	4,030	3,769
Glynn-Brunswick Memorial Hospital Authority, Southeast Georgia Health System Project
Rev., 4.00%, 8/1/2035	500	472
Rev., 4.00%, 8/1/2036	375	351
Rev., 4.00%, 8/1/2037	495	456
Henry County, Water and Sewerage Authority
Rev., AGM - CR, BHAC - CR, NATL - RE, 5.25%, 2/1/2028	5,000	5,565
Rev., AGM - CR, BHAC - CR, NATL - RE, 5.25%, 2/1/2029	25	28
Main Street Natural Gas, Inc., Gas Supply
Series 2021A, Rev., 4.00%, 9/1/2027 (c)	9,430	9,425
Series 2021-C, Rev., 4.00%, 12/1/2028 (c)	2,500	2,467
Series B, Rev., 5.00%, 6/1/2029 (c)	13,780	14,315
Milledgeville and Baldwin County Development Authority, Georgia College and State University Projects Rev., 5.00%, 6/15/2032	670	761
Private Colleges and Universities Authority, Emory University
Series 2019A, Rev., 5.00%, 9/1/2028	40	45
Series 2013A, Rev., 5.00%, 10/1/2043	2,005	2,013
State of Georgia Series E, GO, 5.00%, 12/1/2023	20	20
Total Georgia		91,200
Hawaii — 0.0% ^
City and County of Honolulu Series 2017D, GO, 5.00%, 9/1/2023	20	20
Idaho — 0.2%
Idaho Housing and Finance Association, Federal Highway Trust
Series A, Rev., 5.00%, 7/15/2025	2,550	2,658
Series A, Rev., 5.00%, 7/15/2026	4,800	5,102
Total Idaho		7,760
Illinois — 7.3%
Champaign County Community Unit School District No. 4 Champaign, School Building GO, 5.00%, 1/1/2031	305	320
City of Chicago, Waterworks, Second Lien
Rev., 5.00%, 11/1/2027	1,000	1,019
Rev., 5.00%, 11/1/2030	500	510
City of Decatur GO, AGM, 5.00%, 3/1/2028	15	15
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — continued
City of Rockford, Sales Tax
GO, 4.00%, 12/15/2029	515	542
GO, 4.00%, 12/15/2030	360	378
City of Springfield, Electric System, Senior Lien
Rev., 5.00%, 3/1/2027	4,500	4,598
Rev., 5.00%, 3/1/2028	4,000	4,089
Rev., AGM, 3.50%, 3/1/2030	3,500	3,516
Cook County Community Consolidated School District No. 15 Palatine
GO, 5.00%, 12/1/2037	500	555
GO, 5.00%, 12/1/2039	650	710
GO, 5.00%, 12/1/2040	690	752
GO, 4.00%, 12/1/2041	750	713
Cook County School District No. 111 Burbank GO, AGM, 4.00%, 12/1/2035	50	51
Cook County Township High School District No. 225, Glenbrook Series 2016A, GO, 5.00%, 12/1/2024	15	15
County of Cook, Sales Tax Rev., 5.00%, 11/15/2031	3,600	3,848
County of Du Page, Courthouse Project
GO, 5.00%, 1/1/2028	255	268
GO, 5.00%, 1/1/2029	730	767
County of Will GO, 4.00%, 11/15/2036	60	60
DuPage and Cook Counties Community Consolidated School District No. 181 Hinsdale
Rev., 5.00%, 12/1/2025	25	26
Series 2018A, GO, 4.00%, 1/15/2032	25	26
DuPage County Community Unit School District No. 200 Wheaton-Warrenville GO, 5.00%, 10/1/2025	30	31
DuPage County High School District No. 87 Glenbard GO, 5.00%, 1/1/2028	25	26
Illinois Finance Authority, Advocate Health and Hospital Corp. Obligated Group
Rev., 4.13%, 5/1/2025 (b)	5	5
Rev., 4.13%, 5/1/2045	30	28
Illinois Finance Authority, Clark-Lindsey Village
Series A, Rev., 4.60%, 6/1/2027	200	195
Series A, Rev., 5.13%, 6/1/2032	190	180
Series A, Rev., 5.25%, 6/1/2037	175	163
Illinois Finance Authority, Clean Water Initiative Revolving Fund Rev., 5.00%, 7/1/2039	80	87
Illinois Finance Authority, Depaul College Prep Project Series 2023A, Rev., 5.25%, 8/1/2038 (d)	650	637
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Illinois — continued
Illinois Finance Authority, Memorial Health System Series 2019, Rev., 5.00%, 4/1/2032	320	344
Illinois Finance Authority, Mercy Health System Rev., 5.00%, 12/1/2025	20	21
Illinois Finance Authority, Plymouth Place, Inc.
Series 2022B-3, Rev., 4.75%, 11/15/2027	1,000	1,000
Series 2022B-2, Rev., 5.25%, 11/15/2027	1,000	1,000
Series 2022B-1, Rev., 6.00%, 11/15/2027	500	501
Series 2021A, Rev., 5.00%, 5/15/2032	140	133
Series 2021A, Rev., 5.00%, 5/15/2033	145	137
Series 2021A, Rev., 5.00%, 5/15/2034	300	281
Series 2021A, Rev., 5.00%, 5/15/2035	315	290
Series 2021A, Rev., 5.00%, 5/15/2036	325	295
Illinois Finance Authority, Riverside Health System Rev., 4.00%, 11/15/2030	45	46
Illinois Finance Authority, Smith Crossing
Rev., 4.00%, 10/15/2026	465	448
Rev., 4.00%, 10/15/2027	485	462
Rev., 4.00%, 10/15/2028	320	300
Rev., 4.00%, 10/15/2029	900	832
Rev., 4.00%, 10/15/2030	625	569
Rev., 4.00%, 10/15/2031	1,000	899
Illinois Finance Authority, Social Bonds-Learn Chapter School Project
Rev., 4.00%, 11/1/2028	120	120
Rev., 4.00%, 11/1/2029	120	120
Rev., 4.00%, 11/1/2030	130	129
Rev., 4.00%, 11/1/2031	130	129
Rev., 4.00%, 11/1/2041	375	332
Illinois Finance Authority, Southern Illinois Healthcare Enterprises, Inc. Series C, Rev., 5.00%, 3/1/2025	400	411
Illinois Finance Authority, Township High School District Rev., 4.00%, 12/1/2035	40	41
Illinois Finance Authority,Depaul College Prep Project Series 2023A, Rev., 5.50%, 8/1/2043 (d)	1,360	1,335
Illinois Sports Facilities Authority (The), State Tax
Rev., 5.00%, 6/15/2029	2,500	2,638
Rev., 5.00%, 6/15/2030	1,500	1,585
Illinois State Toll Highway Authority
Series 2019C, Rev., 5.00%, 1/1/2028	25	27
Series 2015B, Rev., 5.00%, 1/1/2029	35	37
Series 2016B, Rev., 5.00%, 1/1/2030	30	32
Series 2016A, Rev., 5.00%, 12/1/2031	30	32
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — continued
Series 2021A, Rev., 4.00%, 1/1/2040	160	157
Kane Cook and DuPage Counties School District No. U-46 Elgin
Series D, GO, 5.00%, 1/1/2024 (b)	195	198
Series D, GO, 5.00%, 1/1/2034	1,505	1,515
Kane County Community Unit School District No. 304 Geneva GO, 5.00%, 1/1/2029	20	21
Kane County School District No. 131 Aurora East Side
Series 2020A, GO, AGM, 4.00%, 12/1/2029	65	69
Series 2020B, GO, AGM, 4.00%, 12/1/2029	40	42
Series 2020A, GO, AGM, 4.00%, 12/1/2030	75	79
Series 2020A, GO, AGM, 4.00%, 12/1/2031	100	106
Series 2020A, GO, AGM, 4.00%, 12/1/2032	115	121
Series 2020A, GO, AGM, 4.00%, 12/1/2033	130	136
Series 2020A, GO, AGM, 4.00%, 12/1/2034	230	238
Series 2020A, GO, AGM, 4.00%, 12/1/2035	280	288
Series 2020A, GO, AGM, 4.00%, 12/1/2036	250	254
Lake County Community Consolidated School District No. 3 Beach Park
GO, AGM, 4.00%, 2/1/2030	730	769
GO, AGM, 4.00%, 2/1/2031	830	874
GO, AGM, 4.00%, 2/1/2032	535	563
GO, AGM, 4.00%, 2/1/2033	500	523
McHenry County Community Consolidated School District No. 47 Crystal Lake GO, 4.00%, 2/1/2028	25	25
Northern Illinois University, Auxiliary Facilities System
Series 2020-B, Rev., 5.00%, 4/1/2025	425	436
Series 2021A, Rev., 5.00%, 10/1/2027	350	370
Rev., 5.00%, 10/1/2028	325	348
Series 2020B, Rev., 5.00%, 4/1/2029	425	456
Series 2020B, Rev., 5.00%, 4/1/2030	250	270
Series 2020B, Rev., 5.00%, 4/1/2032	650	698
Series 2020B, Rev., 5.00%, 4/1/2033	675	724
Series 2020B, Rev., 5.00%, 4/1/2034	475	508
Peoria County Community Unit School District No. 323 GO, 4.00%, 4/1/2027	100	103
Regional Transportation Authority Series 2002A, Rev., NATL - RE, 6.00%, 7/1/2029	55	65
Sales Tax Securitization Corp.
Series 2017A, Rev., 5.00%, 1/1/2027	60	64
Series C, Rev., 5.50%, 1/1/2030	18,250	20,204
Series C, Rev., 5.50%, 1/1/2031	3,540	3,918
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	53

JPMorgan National Municipal Income Fund (formerly known as JPMorgan Intermediate Tax Free Bond Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Illinois — continued
Series 2018-C, Rev., 5.50%, 1/1/2032	22,820	25,229
Series C, Rev., 5.25%, 1/1/2034	13,520	14,718
Series 2018-C, Rev., 5.25%, 1/1/2035	9,000	9,750
State of Illinois
GO, 5.00%, 5/1/2023	120	120
Series 2018A, GO, 4.00%, 5/1/2024	50	50
Series D, GO, 5.00%, 11/1/2024	15,715	15,992
GO, 5.00%, 1/1/2025	700	714
GO, 5.00%, 11/1/2025	1,750	1,799
Series 2017D, GO, 5.00%, 11/1/2025	5,000	5,140
GO, 5.00%, 2/1/2026	4,900	5,050
Series 2017D, GO, 5.00%, 11/1/2026	5,175	5,372
GO, 5.00%, 6/1/2027	25	26
GO, 5.00%, 1/1/2028	150	154
GO, 4.13%, 3/1/2028	30	30
GO, 4.50%, 2/1/2029	450	453
Series 2018A, GO, 5.00%, 5/1/2030	35	37
GO, 4.13%, 11/1/2031	40	40
Series 2022B, GO, 5.00%, 3/1/2032	10,000	10,703
GO, 4.00%, 6/1/2032	100	99
Series B, GO, 4.00%, 10/1/2032	2,300	2,283
Series 2022-B, GO, 5.00%, 10/1/2032	18,000	19,279
Series 2022B, GO, 5.00%, 3/1/2033	12,500	13,320
Series 2022A, GO, 5.00%, 3/1/2034	10,765	11,420
Series 2022A, GO, 5.00%, 3/1/2035	12,000	12,672
Series 2021A, GO, 5.00%, 3/1/2036	5,940	6,213
Series B, GO, 4.00%, 12/1/2037	5,000	4,688
Series 2021A, GO, 4.00%, 3/1/2038	1,705	1,595
GO, 5.00%, 2/1/2039	2,255	2,265
Series 2021A, GO, 4.00%, 3/1/2039	2,975	2,755
Series 2021A, GO, 4.00%, 3/1/2040	1,300	1,192
Series C, GO, 4.00%, 11/1/2042	5,880	5,243
State of Illinois, Sales Tax
Rev., 5.00%, 6/15/2023	40	40
Series D, Rev., 5.00%, 6/15/2024	40	41
Series A, Rev., 4.00%, 6/15/2029	150	153
Series 2018-A, Rev., 4.00%, 6/15/2035	975	983
Village of Bolingbrook Series 2014A, GO, AGM, 5.00%, 1/1/2032	150	154
Village of Bolingbrook, Will and Dupage Counties, Special Service Areas Numbers 2001-1, 2001-2, 2001-3, and 2002-1
Rev., AGM, 4.00%, 3/1/2026	620	633
Rev., AGM, 4.00%, 3/1/2027	375	384
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — continued
Rev., AGM, 4.00%, 3/1/2028	1,000	1,023
Village of Westmont GO, 4.00%, 1/1/2027	45	47
Will County Community Unit School District No. 365-U Valley View
GO, 4.00%, 1/1/2030	975	1,001
GO, 4.00%, 1/1/2033	1,000	1,025
GO, 3.00%, 7/1/2036	1,700	1,545
Will County Forest Preservation District, Limited Tax
GO, 5.00%, 12/15/2032	500	574
GO, 5.00%, 12/15/2033	710	812
GO, 5.00%, 12/15/2034	915	1,041
Will Grundy Etc Counties Community College District No. 525, Joliet Junior College GO, 5.00%, 1/1/2026	40	42
Total Illinois		260,697
Indiana — 1.5%
Brownsburg 1999 School Building Corp., Ad Valorem Property Tax First Mortgage Rev., 5.00%, 1/15/2028	10	11
Carmel Redevelopment Authority, Option Income Tax Lease Rental Series 2014B, Rev., 5.00%, 7/1/2023	25	25
City of Franklin, Otterbeit Homes
Series B, Rev., 5.00%, 7/1/2027	400	415
Series B, Rev., 5.00%, 7/1/2030	670	703
Series B, Rev., 5.00%, 7/1/2032	735	769
Series B, Rev., 4.00%, 7/1/2034	705	686
Series B, Rev., 4.00%, 7/1/2035	685	655
City of Goshen, Multi-Family, Green Oaks of Goshen Project Series 2021A, Rev., 5.00%, 8/1/2041 (d)	750	572
City of Jeffersonville, Vivera Senior Living of Jeffersonville Project Series 2020A, Rev., 5.25%, 11/1/2040 (d)	4,560	3,621
City of Rockport, Indiana Michigan Power Co. Project Series 2009A, Rev., 3.05%, 6/1/2025	11,600	11,462
City of Valparaiso Rev., 5.38%, 12/1/2041 (d)	1,550	1,203
East Allen Multi School Building Corp., Indiana Ad Valorem Property Tax, First Mortgage Rev., 5.00%, 1/15/2038	25	27
Fort Wayne Redevelopment Authority Lease Rental, Harrison Square Project
Rev., 5.00%, 8/1/2024	1,095	1,113
Rev., 5.00%, 2/1/2025	500	508
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Indiana — continued
Greenfield Middle School Building Corp., Ad Valorem Property Tax First Mortgage
Rev., 4.00%, 7/15/2033	245	254
Rev., 4.00%, 1/15/2035	550	565
Hobart Building Corp., Ad Valorem Property Tax First Mortgage Rev., 5.00%, 1/15/2029	65	69
Huntington Countywide School Building Corp., Ad Valorem Property Tax First Mortgage Rev., 5.00%, 1/15/2035	35	39
Indiana Bond Bank, Hamilton County Projects
Series 2019B, Rev., Zero Coupon, 1/15/2028	350	296
Series 2019B, Rev., Zero Coupon, 7/15/2028	50	42
Series 2019B, Rev., Zero Coupon, 1/15/2029	560	459
Series 2019B, Rev., Zero Coupon, 7/15/2029	735	592
Series 2019B, Rev., Zero Coupon, 1/15/2030	750	593
Series 2019B, Rev., Zero Coupon, 7/15/2030	740	574
Indiana Finance Authority, DePauw University
Series A, Rev., 5.00%, 7/1/2026	365	377
Series 2022-A, Rev., 5.00%, 7/1/2027	520	543
Series A, Rev., 5.00%, 7/1/2028	760	801
Series 2022-A, Rev., 5.00%, 7/1/2029	1,395	1,483
Series 2022-A, Rev., 5.00%, 7/1/2030	1,400	1,495
Series 2022-A, Rev., 5.00%, 7/1/2031	1,530	1,641
Series 2022-A, Rev., 5.00%, 7/1/2032	1,625	1,749
Indiana Finance Authority, Educational Facilities, Kipp Indianapolis, Inc., Project Series 2020A, Rev., 4.00%, 7/1/2030	110	103
Indiana Finance Authority, Educational Facilities, Valparaiso University Project Rev., 4.00%, 10/1/2034	170	164
Indiana Finance Authority, First Lien Wastewater, CWA Authority Project Series 2016A, Rev., 5.00%, 10/1/2036	70	73
Indiana Finance Authority, Franciscan Alliance, Inc., Obligated Group
Series 2016B, Rev., 5.00%, 11/1/2026	10	10
Series 2017B, Rev., 5.00%, 11/1/2032	25	27
Indiana Finance Authority, Goshen Health
Series 2019A, Rev., 5.00%, 11/1/2030	500	535
Series 2019A, Rev., 5.00%, 11/1/2031	1,020	1,091
Series 2019A, Rev., 5.00%, 11/1/2032	530	567
Series 2019A, Rev., 5.00%, 11/1/2033	1,110	1,184
Series 2019A, Rev., 5.00%, 11/1/2034	760	808
Series 2019A, Rev., 5.00%, 11/1/2035	665	699
Series 2019A, Rev., 4.00%, 11/1/2036	230	226
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Indiana — continued
Series 2019A, Rev., 4.00%, 11/1/2037	335	324
Series 2019A, Rev., 4.00%, 11/1/2038	340	321
Series 2019A, Rev., 4.00%, 11/1/2039	355	329
Indiana Finance Authority, State Revolving Fund Program
Series 2017B, Rev., 5.00%, 2/1/2026	20	21
Series 2019A, Rev., 5.00%, 2/1/2033	30	34
Series 2018A, Rev., 5.00%, 2/1/2035	100	109
Indiana Housing and Community Development Authority, Vita of Marion Project
Series 2021B, Rev., 4.00%, 4/1/2024	500	486
Series 2021A, Rev., 5.00%, 4/1/2031 (d)	665	580
Series 2021A, Rev., 5.25%, 4/1/2041 (d)	1,875	1,491
Indiana Housing and Community Development Authority, Vita of New Whiteland Project Rev., 6.75%, 1/1/2043	5,000	4,946
Indianapolis Local Public Improvement Bond Bank, Courthouse and Jail Project Series 2019A, Rev., 5.00%, 2/1/2032	225	252
Indianapolis Local Public Improvement Bond Bank, Pilot Infrastructure Project Series 2017C, Rev., 5.00%, 1/1/2035	195	211
Indianapolis Local Public Improvement Bond Bank, Stormwater Project Series 2013D, Rev., 5.00%, 1/1/2024	1,250	1,252
Metropolitan School District of Warren Township Vision 2005 School Building Corp., First Mortgage, Ad Valorem Property Tax Rev., 4.00%, 7/10/2032	25	26
North Adams Community Schools Renovation Building Corp., First Mortgage, Ad Valorem Property Tax Rev., 5.00%, 7/15/2032	25	28
Northern Wells Multi-School Building Corp., Ad Valorem Property Tax, First Mortgage Rev., 4.00%, 7/15/2035	50	51
Plainfield High School Building Corp., Ad Valorem Property Tax, First Mortgage Series 2019A, Rev., 5.00%, 7/15/2028	30	33
Whitley County Multi School Building Corp. Rev., 5.00%, 7/15/2038	3,200	3,430
Yorktown Redevelopment Authority, Ad Valorem Property Tax Lease Rev., 4.00%, 1/15/2026	35	36
Total Indiana		52,789
Iowa — 0.1%
City of Cedar Rapids, Sewer Series 2019C, Rev., 4.00%, 6/1/2031	25	26
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	55

JPMorgan National Municipal Income Fund (formerly known as JPMorgan Intermediate Tax Free Bond Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Iowa — continued
County of Linn
COP, 4.00%, 6/1/2030	490	509
COP, 4.00%, 6/1/2034	600	620
COP, 4.00%, 6/1/2035	575	591
Iowa Finance Authority, Senior Living Facility, Sunrise Retirement Community Project
Rev., 4.00%, 9/1/2025	115	110
Rev., 5.00%, 9/1/2026	85	83
Rev., 5.00%, 9/1/2028	200	191
Rev., 5.00%, 9/1/2030	110	103
Rev., 5.00%, 9/1/2031	100	93
Rev., 5.00%, 9/1/2036	440	385
Iowa Finance Authority, State Revolving Fund Series 2019A, Rev., 5.00%, 8/1/2031	30	33
Total Iowa		2,744
Kansas — 0.3%
Butler County, Unified School District No. 385 Andover, School Building GO, 5.00%, 9/1/2027 (b)	790	859
City of Manhattan, Meadowlark Hills
Series 2021A, Rev., 4.00%, 6/1/2026	315	302
Series 2021A, Rev., 4.00%, 6/1/2027	330	312
Series 2021A, Rev., 4.00%, 6/1/2028	300	280
Series 2021A, Rev., 4.00%, 6/1/2036	500	411
Series 2021A, Rev., 4.00%, 6/1/2046	500	365
City of Topeka, Kansas Health Care Facilities
Series 2022-B, Rev., 5.13%, 12/1/2026	250	249
Series 2022-A, Rev., 5.75%, 12/1/2033	500	495
City of Wichita, Airport Bonds Series 2015A, GO, 4.00%, 12/1/2040	25	24
Johnson and Miami Counties Unified School District No. 230 Spring Hills Series 2018-A, GO, 4.00%, 9/1/2033	2,965	3,038
Riley County Unified School District No. 383, Manhattan-Ogden Series 2018A, GO, 5.00%, 9/1/2027 (b)	100	109
State of Kansas Department of Transportation Series B, Rev., 5.00%, 9/1/2035	4,375	4,542
Wyandotte County Unified School District No. 203 Piper
Series 2018A, GO, 5.00%, 9/1/2041	1,000	1,069
Series 2018A, GO, 5.00%, 9/1/2042	30	32
Total Kansas		12,087
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Kentucky — 1.6%
City of Henderson, Pratt Paper LLC Project
Series 2022B, Rev., AMT, 3.70%, 1/1/2032 (d)	3,955	3,841
Series 2022B, Rev., AMT, 4.45%, 1/1/2042 (d)	500	475
County of Boone, Duke Energy Kentucky, Inc. Series 2008A, Rev., 3.70%, 8/1/2027	5,220	5,128
County of Carroll, Kentucky Environmental Facilities
Series 2008A, Rev., AMT, 2.00%, 2/1/2032	11,025	8,943
Series B, Rev., AMT, 2.13%, 10/1/2034	7,440	5,742
Kentucky Economic Development Finance Authority, Baptist Healthcare System Obligated Group Series B, Rev., 5.00%, 8/15/2028	2,885	3,076
Kentucky Economic Development Finance Authority, Commonspirit Health
Series 2019A-1, Rev., 5.00%, 8/1/2031	1,250	1,348
Series 2019A-1, Rev., 5.00%, 8/1/2032	1,000	1,075
Series 2019A-1, Rev., 5.00%, 8/1/2035	500	528
Kentucky Economic Development Finance Authority, Owensboro Health, Inc.
Series 2017A, Rev., AGM, 4.00%, 6/1/2037	1,750	1,640
Series 2017A, Rev., 5.00%, 6/1/2037	2,795	2,853
Kentucky Municipal Power Agency Series A, Rev., NATL - RE, 5.00%, 9/1/2024	50	51
Kentucky Public Energy Authority, Gas Supply
Series 2019C, Rev., 4.00%, 2/1/2028 (c)	10,300	10,260
Series 2022A-1, Rev., 4.00%, 8/1/2030 (c)	12,815	12,538
Louisville and Jefferson County Metropolitan Government, Norton Healthcare, Inc. Series 2016A, Rev., 5.00%, 10/1/2024	40	41
Warren County School District Finance Corp. Rev., 5.00%, 6/1/2025	100	104
Total Kentucky		57,643
Louisiana — 0.3%
City of Alexandria Series 2013A, Rev., 5.00%, 5/1/2023 (b)	1,400	1,404
City of Shreveport, Water and Sewer Series 2016B, Rev., 5.00%, 12/1/2031	75	80
City of Shreveport, Water and Sewer, Junior Lien
Series 2018C, Rev., 5.00%, 12/1/2026	500	527
Series 2018C, Rev., 5.00%, 12/1/2028	400	432
Series 2019B, Rev., AGM, 5.00%, 12/1/2029	300	331
Series C, Rev., 5.00%, 12/1/2029	1,500	1,620
Series 2019B, Rev., AGM, 5.00%, 12/1/2030	500	552
Series 2019B, Rev., AGM, 5.00%, 12/1/2031	500	552
Series 2019B, Rev., AGM, 5.00%, 12/1/2032	445	490
Series 2019B, Rev., AGM, 4.00%, 12/1/2033	325	327
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Louisiana — continued
Louisiana Public Facilities Authority, Lincoln Preparatory School Project
Series 2021A, Rev., 5.00%, 6/1/2031 (d)	450	430
Series 2021A, Rev., 5.00%, 6/1/2041 (d)	525	448
Louisiana Public Facilities Authority, Materra Campus Project
Series 2021C, Rev., 4.00%, 6/1/2031 (d)	245	224
Series 2021A, Rev., 4.00%, 6/1/2041 (d)	1,330	1,089
Series 2021C, Rev., 4.00%, 6/1/2041 (d)	440	360
Louisiana Public Facilities Authority, Mentorship Steam Academy Project
Series 2021A, Rev., 5.00%, 6/1/2036 (d)	385	339
Series 2021A, Rev., 5.00%, 6/1/2042 (d)	440	366
Series 2021A, Rev., 5.00%, 6/1/2051 (d)	705	555
Louisiana Public Facilities Authority, Tulane University Project Series 2016A, Rev., 5.00%, 12/15/2027	160	171
Louisiana State University, Agricultural and Mechanical College, Auxiliary Facilities System Rev., 3.75%, 7/1/2024 (b)	75	76
Total Louisiana		10,373
Maine — 0.0% ^
City of Portland GO, 5.00%, 4/1/2024	25	25
Maine Health and Higher Educational Facilities Authority, John F Murphy Homes, Inc. Series 2019B, Rev., 4.00%, 7/1/2036	25	25
Maine Health and Higher Educational Facilities Authority, Mainehealth Series 2020A, Rev., 4.00%, 7/1/2036	950	948
Maine Municipal Bond Bank Series C, Rev., 5.00%, 11/1/2034	660	724
Total Maine		1,722
Maryland — 2.0%
City of Baltimore, Consolidated Public Improvement Series 2017B, GO, 5.00%, 10/15/2027	2,000	2,195
City of Baltimore, Wastewater Projects Series 2017A, Rev., 5.00%, 7/1/2041	13,845	14,408
County of Anne Arundel, Consolidated General Improvements
GO, 5.00%, 10/1/2034	3,360	3,604
GO, 5.00%, 10/1/2035	2,395	2,556
GO, 5.00%, 10/1/2037	3,400	3,599
County of Anne Arundel, Consolidated Water and Sewer
GO, 5.00%, 10/1/2034	1,875	2,011
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Maryland — continued
GO, 5.00%, 10/1/2035	1,925	2,054
County of Baltimore, Metropolitan District, 2019 Crossover GO, 5.00%, 11/1/2024	25	26
County of Prince George's, Consolidated Public Improvement Series 2018A, GO, 5.00%, 7/15/2029	10	11
Maryland Economic Development Corp., Port Covington Project Rev., 4.00%, 9/1/2040	875	758
Maryland Health and Higher Educational Facilities Authority, Frederick Health System Issue
Rev., 3.25%, 7/1/2039	175	140
Rev., 4.00%, 7/1/2040	215	198
Rev., 4.00%, 7/1/2045	800	718
Rev., 4.00%, 7/1/2050	1,295	1,131
Maryland Health and Higher Educational Facilities Authority, Lifebridge Health Issue
Rev., 4.00%, 7/1/2035	1,000	1,005
Rev., 4.00%, 7/1/2036	1,000	1,001
Maryland Health and Higher Educational Facilities Authority, Medstar Health Issue Series 2017A, Rev., 5.00%, 5/15/2045	1,205	1,228
Maryland Health and Higher Educational Facilities Authority, Stevenson University Project
Series 2021A, Rev., 5.00%, 6/1/2029	150	161
Series 2021A, Rev., 5.00%, 6/1/2031	175	190
Series 2021A, Rev., 5.00%, 6/1/2033	200	216
Series 2021A, Rev., 4.00%, 6/1/2034	350	347
Series 2021A, Rev., 4.00%, 6/1/2035	475	465
Series 2021A, Rev., 4.00%, 6/1/2037	445	424
Series 2021A, Rev., 4.00%, 6/1/2039	465	436
Series 2021A, Rev., 4.00%, 6/1/2040	250	231
State of Maryland, State and Local Facilities Loan of 2017
Series 2017A, GO, 5.00%, 3/15/2024	40	41
Series A, GO, 4.00%, 3/15/2030	7,260	7,567
Washington Suburban Sanitary Commission
Rev., 4.00%, 6/1/2045	13,035	12,719
Rev., 4.00%, 6/1/2048	10,870	10,505
Washington Suburban Sanitary Commission, Consolidated Public Improvement Rev., GTD, 5.00%, 6/1/2030	25	28
Total Maryland		69,973
Massachusetts — 2.8%
City of Lawrence, State Qualified Municipal Purpose Loan of 2022 Bonds GO, 4.00%, 6/1/2036	1,215	1,239
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	57

JPMorgan National Municipal Income Fund (formerly known as JPMorgan Intermediate Tax Free Bond Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Massachusetts — continued
Commonwealth of Massachusetts
Series B, GO, 5.25%, 8/1/2023	10,000	10,090
Series A, GO, 5.00%, 7/1/2036	3,535	3,649
Commonwealth of Massachusetts, Consolidated Loan Series E, GO, AMBAC, 5.00%, 11/1/2025	5,000	5,266
Commonwealth of Massachusetts, Consolidated Loan of 2015 Series 2015D, GO, 4.00%, 9/1/2029	9,460	9,722
Commonwealth of Massachusetts, Consolidated Loan of 2016 Series J, GO, 4.00%, 12/1/2039	13,125	13,118
Commonwealth of Massachusetts, Consolidated Loan of 2017
Series A, GO, 5.00%, 4/1/2032	9,145	9,916
Series 2017A, GO, 5.00%, 4/1/2033	10,000	10,836
Series 2017D, GO, 5.00%, 2/1/2036	40	43
Commonwealth of Massachusetts, Consolidated Loan of 2018 Series 2018A, GO, 5.00%, 1/1/2040	35	37
Essex North Shore Agricultural and Technical School District, State Qualified School Bonds GO, 4.00%, 6/1/2043	35	34
Massachusetts Bay Transportation Authority Assessment Series 2006A, Rev., 5.25%, 7/1/2025	2,250	2,365
Massachusetts Bay Transportation Authority, Sales Tax
Series 2017A-2, Rev., 5.00%, 7/1/2027	25	27
Series 2006A, Rev., 5.25%, 7/1/2029	5,000	5,752
Series 2005A, Rev., 5.00%, 7/1/2031	1,255	1,468
Series A-1, Rev., 5.25%, 7/1/2033	5,000	6,146
Massachusetts Development Finance Agency, Boston Medical Center Issue Series 2023G, Rev., 4.38%, 7/1/2052	1,200	1,119
Massachusetts Development Finance Agency, Mass General Brigham Issue Series 2020A-2, Rev., 5.00%, 7/1/2029	75	84
Massachusetts Development Finance Agency, Milford Regional Medical Center
Series G, Rev., 5.00%, 7/15/2023 (d)	120	120
Series G, Rev., 5.00%, 7/15/2024 (d)	130	131
Series G, Rev., 5.00%, 7/15/2025 (d)	120	121
Series G, Rev., 5.00%, 7/15/2027 (d)	320	327
Series G, Rev., 5.00%, 7/15/2029 (d)	600	620
Series G, Rev., 5.00%, 7/15/2031 (d)	675	683
Series G, Rev., 5.00%, 7/15/2032 (d)	400	402
Massachusetts Development Finance Agency, Salem Community Corp. Rev., 5.13%, 1/1/2040	410	371
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Massachusetts — continued
Massachusetts Development Finance Agency, Suffolk University Issue
Rev., 5.00%, 7/1/2029	440	473
Rev., 5.00%, 7/1/2030	720	774
Rev., 5.00%, 7/1/2031	620	665
Rev., 5.00%, 7/1/2032	770	824
Rev., 5.00%, 7/1/2033	800	852
Rev., 5.00%, 7/1/2034	550	583
Massachusetts Development Finance Agency, Wellforce Issue
Series 2020C, Rev., AGM, 5.00%, 10/1/2031	635	701
Series 2020C, Rev., AGM, 5.00%, 10/1/2033	1,290	1,414
Series 2020C, Rev., AGM, 5.00%, 10/1/2034	1,175	1,281
Series 2020C, Rev., AGM, 3.00%, 10/1/2045	1,770	1,337
Massachusetts Health and Educational Facilities Authority, Massachusetts Institute of Technology Series M, Rev., 5.25%, 7/1/2025	4,070	4,283
Massachusetts Transportation Trust Fund Metropolitan Highway System, Commonwealth Contract Assistance Secured, Subordinated Series 2019C, Rev., 5.00%, 1/1/2035	40	44
Massachusetts Water Resources Authority
Series B, Rev., AGM, 5.25%, 8/1/2024	3,110	3,202
Series C, Rev., 5.00%, 8/1/2030	55	60
Series B, Rev., AGM, 5.25%, 8/1/2036	20	25
Town of Stoughton, Municipal Purpose Loan GO, 4.00%, 10/15/2038	50	50
University of Massachusetts Building Authority Series 2019-1, Rev., 5.00%, 5/1/2035	105	116
Total Massachusetts		100,370
Michigan — 1.1%
Bendle Public School District, Unlimited Tax GO, Q-SBLF, 4.00%, 5/1/2035	40	41
Cadillac Area Public Schools, Unlimited Tax GO, Q-SBLF, 5.00%, 5/1/2041	45	49
Caledonia Community Schools, Unlimited Tax GO, Q-SBLF, 4.00%, 5/1/2044	70	68
City of Detroit, Unlimited Tax
Series 2021-A, GO, 5.00%, 4/1/2035	555	563
Series 2021-A, GO, 5.00%, 4/1/2037	475	472
City of Grand Rapids, Sanitary Sewer System
Rev., 5.00%, 1/1/2029	350	367
Rev., 5.00%, 1/1/2033	1,400	1,465
Rev., 5.00%, 1/1/2036	25	27
Rev., 5.00%, 1/1/2036	160	178
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Michigan — continued
Rev., 5.00%, 1/1/2038	35	37
County of Genesee, Water Supply System GO, 5.00%, 2/1/2024	90	91
Dansville Schools, Unlimited Tax GO, Q-SBLF, 4.00%, 5/1/2039	25	25
Grand Rapids Charter Township Economic Development Corp., Porter Hills Presbyterian Village Project
Rev., 4.00%, 5/15/2027	2,505	2,418
Rev., 5.00%, 5/15/2037	4,575	4,343
Grand Rapids Public Schools, Unlimited Tax
GO, AGM, 5.00%, 11/1/2032	1,500	1,664
GO, AGM, 5.00%, 11/1/2034	1,045	1,150
GO, AGM, 5.00%, 11/1/2037	1,750	1,892
Grosse Pointe Public School System GO, 5.00%, 5/1/2035	45	50
Hartford Public Schools, School Building and Site, Unlimited Tax GO, Q-SBLF, 4.00%, 5/1/2037	35	35
Holland School District GO, AGM, 4.00%, 5/1/2035	25	25
Holt Public Schools, Unlimited Tax GO, Q-SBLF, 5.00%, 5/1/2028	45	49
Hudsonville Public Schools, Unlimited Tax Series 2020-I, GO, Q-SBLF, 5.00%, 5/1/2031	25	29
Huron School District, Unlimited Tax GO, Q-SBLF, 5.00%, 5/1/2044	35	37
Kalamazoo Economic Development Corp., Heritage Community of Kalamazoo Project
Series 2020B-2, Rev., 2.63%, 5/15/2025	115	110
Series 2020B-1, Rev., 2.88%, 5/15/2026	1,545	1,449
Lansing Community College, Building and Site, Limited Tax
GO, 5.00%, 5/1/2030	600	656
GO, 5.00%, 5/1/2032	635	694
Lawrence Public Schools, Unlimited Tax GO, Q-SBLF, 4.00%, 5/1/2026	30	30
Macomb Interceptor Drain Drainage District, Limited Tax GTD, 5.00%, 5/1/2028	85	94
Michigan Finance Authority, Aqunias College Project Rev., 4.00%, 5/1/2031	540	475
Michigan Finance Authority, Clean Water Revolving Fund Series 2016B, Rev., 5.00%, 10/1/2024	15	15
Michigan Finance Authority, Henry Ford Health System Rev., 4.00%, 11/15/2035	1,900	1,907
Michigan Finance Authority, Kettering University Project Rev., 4.00%, 9/1/2045	500	443
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Michigan — continued
Michigan Finance Authority, Lawrence Technological University
Rev., 4.00%, 2/1/2027	50	48
Rev., 4.00%, 2/1/2032	95	89
Michigan Finance Authority, Local Government Loan Program, Detroit Water and Sewerage Department Water Supply System Local Project Series 2014D-4, Rev., 5.00%, 7/1/2034	50	51
Michigan Finance Authority, Trinity Health Credit Group
Series 2019MI-1, Rev., 5.00%, 12/1/2024	30	31
Series 2017MI, Rev., 5.00%, 12/1/2027	50	54
Series 2017A-MI, Rev., 5.00%, 12/1/2029	125	136
Series 2016MI, Rev., 5.00%, 12/1/2035	4,600	4,836
Series 2017A-MI, Rev., 5.00%, 12/1/2035	130	139
Series 2013MI-4, Rev., 4.00%, 12/1/2038	1,000	971
Michigan State Hospital Finance Authority, Ascension Health Credit Group Series B-4, Rev., 5.00%, 11/15/2027	50	52
Michigan Strategic Fund, Graphic Packaging International, LLC Coated Recycled Board Machine Project Rev., AMT, 4.00%, 10/1/2026 (c)	1,125	1,109
Michigan Strategic Fund, Holland Home Obligated Group
Rev., 4.00%, 11/15/2023	185	184
Rev., 5.00%, 11/15/2029	1,700	1,728
Michigan Strategic Fund, United Methodist Retirement Communities Obligated Group, Porter Hills Presbyterian Village Project Rev., 5.00%, 5/15/2037	2,360	2,240
Novi Community School District, School Building and Site, Unlimited Tax Series 2020-I, GO, 5.00%, 5/1/2030	30	34
Plymouth-Canton Community School District Series 2015B, GO, AGM, 4.00%, 5/1/2035	50	51
Roseville Community Schools, School Building and Site, Unlimited Tax GO, Q-SBLF, 5.00%, 5/1/2028	25	28
South Lyon Community Schools, School Building and Site GO, 4.00%, 5/1/2038	25	25
State of Michigan, Environmental Program Series 2014A, GO, 5.00%, 12/1/2028	4,300	4,434
University of Michigan
Series 2019A, Rev., 5.00%, 4/1/2029	25	28
Rev., 5.00%, 4/1/2031	15	16
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	59

JPMorgan National Municipal Income Fund (formerly known as JPMorgan Intermediate Tax Free Bond Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Michigan — continued
Utica Community Schools, School Building and Site, Unlimited Tax GO, Q-SBLF, 5.00%, 5/1/2028	25	28
Warren Consolidated Schools, School Building and Site, Unlimited Tax GO, Q-SBLF, 5.00%, 5/1/2034	25	26
Waterford School District GO, Q-SBLF, 4.00%, 5/1/2032	40	41
West Ottawa Public Schools, Unlimited Tax
GO, AGM, 4.00%, 11/1/2039	1,055	1,054
GO, AGM, 4.00%, 11/1/2040	700	690
Total Michigan		39,071
Minnesota — 0.6%
Chisholm Independent School District No. 695
Series 2023A, GO, Zero Coupon, 2/1/2035	950	589
Series 2023A, GO, Zero Coupon, 2/1/2036	845	492
Series 2023A, GO, Zero Coupon, 2/1/2037	615	337
Series 2023A, GO, Zero Coupon, 2/1/2038	825	428
City of Brainerd Series 2016A, GO, 5.00%, 10/1/2024	10	10
City of Minneapolis, Health Care System, Fairview Health Services
Series 2018A, Rev., 4.00%, 11/15/2037	6,230	5,980
Series 2018A, Rev., 4.00%, 11/15/2038	750	711
Series 2018A, Rev., 4.00%, 11/15/2048	2,000	1,755
Series 2018A, Rev., 5.00%, 11/15/2049	1,000	1,015
City of Savage Series 2019A, GO, 4.00%, 2/1/2029	25	26
City of Woodbury, Charter School Lease
Series 2020A, Rev., 3.00%, 12/1/2030	230	210
Series 2020A, Rev., 4.00%, 12/1/2040	200	177
City of Woodbury, Charter School Lease, Woodbury Leadership Academy Project
Series 2021A, Rev., 4.00%, 7/1/2031	355	325
Series 2021A, Rev., 4.00%, 7/1/2041	445	357
Duluth Economic Development Authority, Benedictine Health System
Series 2021A, Rev., 4.00%, 7/1/2031	800	734
Series 2021A, Rev., 4.00%, 7/1/2036	1,500	1,260
Series 2021A, Rev., 4.00%, 7/1/2041	930	736
Duluth Independent School District No. 709
Series 2019B, COP, 5.00%, 2/1/2024	215	218
Series 2019B, COP, 5.00%, 2/1/2025	190	196
Series 2019B, COP, 5.00%, 2/1/2026	200	209
Series 2019B, COP, 5.00%, 2/1/2027	185	197
Series 2019B, COP, 5.00%, 2/1/2028	175	189
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Minnesota — continued
Itasca County Independent School District No. 318, School Building, Minnesota School District Credit Enhancement Program Series 2018A, GO, 5.00%, 2/1/2030	1,400	1,523
Lakeville Independent School District No. 194 Series 2020B, COP, 4.00%, 4/1/2026	140	143
Minneapolis-St. Paul Metropolitan Airports Commission
Series 2019C, Rev., 5.00%, 1/1/2026	100	105
Series A, Rev., 5.00%, 1/1/2026	25	26
Series A, Rev., 5.00%, 1/1/2027	85	91
Series A, Rev., 5.00%, 1/1/2032	35	37
Series 2019A, Rev., 5.00%, 1/1/2034	50	55
Minnesota Municipal Gas Agency
Series 2022A, Rev., LIQ : Royal Bank of Canada, 4.00%, 12/1/2026	1,000	1,004
Series 2022A, Rev., LIQ : Royal Bank of Canada, 4.00%, 6/1/2027	535	538
Total Minnesota		19,673
Mississippi — 1.2%
City of Tupelo GO, 4.00%, 12/1/2030	45	48
Mississippi Development Bank, Community College Improvement Project Rev., 4.00%, 3/1/2034	230	239
Mississippi Development Bank, Department of Corrections Walnut Grove Correctional Facility Refunding Bonds Project Series A, Rev., 5.00%, 8/1/2025	35	36
Mississippi Development Bank, Department of Transportation, Industrial Development Authority Series 2015A, Rev., 5.00%, 1/1/2026	35	36
Mississippi Development Bank, Public Improvement Rev., 4.00%, 3/1/2025	100	101
Mississippi Development Bank, Rankin County Bond Project Rev., 5.00%, 3/1/2023	30	30
State of Mississippi
Series 2018A, GO, 4.00%, 11/1/2026 (b)	5,030	5,231
Series 2018A, GO, 5.00%, 11/1/2026 (b)	11,595	12,459
Series 2019B, GO, 5.00%, 10/1/2033	30	34
Series 2018A, GO, 4.00%, 11/1/2038	21,155	21,197
State of Mississippi, Gaming Tax
Series 2019A, Rev., 5.00%, 10/15/2025	1,005	1,042
Series 2019A, Rev., 5.00%, 10/15/2026	1,500	1,581
Total Mississippi		42,034
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Missouri — 1.0%
City of Bridgeton Series 2021A, Rev., 4.00%, 12/1/2031	115	120
City of Gladstone Series A, COP, 3.00%, 12/1/2025	5	5
City of Kansas Series 2023A, Rev., 4.00%, 12/1/2047	1,750	1,643
County of Jackson, Special Obligation Rev., 4.00%, 12/1/2023	25	25
Health and Educational Facilities Authority of the State of Missouri, City Art Institute Rev., 5.00%, 9/1/2030	210	228
Health and Educational Facilities Authority of the State of Missouri, Coxhealth and Obligated Group Series 2019A, Rev., 5.00%, 11/15/2032	135	145
Health and Educational Facilities Authority of the State of Missouri, Lutheran Senior Services Projects
Series 2019A, Rev., 5.00%, 2/1/2029	550	554
Series 2019C, Rev., 4.00%, 2/1/2030	1,500	1,407
Series 2016B, Rev., 5.00%, 2/1/2035	1,000	979
Series 2019A, Rev., 5.00%, 2/1/2042	1,000	934
Health and Educational Facilities Authority of the State of Missouri, Mercy Health Series 2018A, Rev., 5.00%, 6/1/2027	100	107
Health and Educational Facilities Authority of the State of Missouri, SSM Health System Series 2014A, Rev., 4.00%, 6/1/2023	100	100
Health and Educational Facilities Authority of the State of Missouri, Wright Memorial Hospital
Rev., 5.00%, 9/1/2024	300	302
Rev., 5.00%, 9/1/2025	315	319
Rev., 5.00%, 9/1/2026	620	632
Rev., 5.00%, 9/1/2029	1,420	1,460
Rev., 5.00%, 9/1/2031	100	102
Industrial Development Authority of the City of St. Louis Missouri (The), Innovation District Rev., 5.00%, 5/15/2041	2,815	2,749
Jefferson City School District, Missouri Direct Deposit Program GO, 5.00%, 3/1/2025	35	36
Kansas City Industrial Development Authority, City International Airport Terminal Modernization Project
Series 2019B, Rev., AMT, 5.00%, 3/1/2032	1,250	1,330
Series 2019B, Rev., AMT, 5.00%, 3/1/2033	2,250	2,392
Series 2019-B, Rev., AMT, 5.00%, 3/1/2034	1,800	1,908
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Missouri — continued
Metropolitan St. Louis Sewer District, Wastewater System Improvement
Series 2017A, Rev., 5.00%, 5/1/2029	6,765	7,352
Series 2015B, Rev., 5.00%, 5/1/2031	530	547
Series B, Rev., 5.00%, 5/1/2032	1,900	1,961
Series B, Rev., 5.00%, 5/1/2033	3,185	3,288
Series B, Rev., 5.00%, 5/1/2034	1,670	1,724
Series B, Rev., 5.00%, 5/1/2035	2,125	2,194
Pattonville-Bridgeton Terrace Fire Protection District GO, 4.00%, 11/1/2025	25	26
Total Missouri		34,569
Montana — 0.5%
City of Missoula, Water System
Series 2019A, Rev., 5.00%, 7/1/2026	300	319
Series 2019A, Rev., 5.00%, 7/1/2027	535	580
Series 2019A, Rev., 5.00%, 7/1/2028	480	531
Series 2019A, Rev., 5.00%, 7/1/2029	1,000	1,111
Series 2019A, Rev., 5.00%, 7/1/2030	690	767
Series 2019A, Rev., 5.00%, 7/1/2031	870	967
Series 2019A, Rev., 5.00%, 7/1/2032	720	800
Series 2019A, Rev., 5.00%, 7/1/2033	565	625
Series 2019A, Rev., 5.00%, 7/1/2034	545	601
Series 2019A, Rev., 5.00%, 7/1/2035	550	601
Series 2019A, Rev., 5.00%, 7/1/2036	800	869
Series 2019A, Rev., 5.00%, 7/1/2038	850	915
Series 2019A, Rev., 5.00%, 7/1/2039	840	903
Series 2019A, Rev., 4.00%, 7/1/2044	3,500	3,332
County of Gallatin, Bozeman Fiber Project Series 2021A, Rev., 4.00%, 10/15/2032 (d)	2,000	1,833
Gallatin County School District No. 44 Belgrade, School Building
GO, 5.00%, 6/1/2028	250	275
GO, 4.00%, 6/1/2029	290	306
GO, 4.00%, 6/1/2030	230	242
GO, 4.00%, 6/1/2031	220	232
GO, 4.00%, 6/1/2032	255	268
GO, 4.00%, 6/1/2033	155	162
GO, 4.00%, 6/1/2034	175	183
GO, 4.00%, 6/1/2035	270	280
GO, 4.00%, 6/1/2037	410	419
GO, 4.00%, 6/1/2038	375	376
GO, 4.00%, 6/1/2039	385	385
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	61

JPMorgan National Municipal Income Fund (formerly known as JPMorgan Intermediate Tax Free Bond Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Montana — continued
Montana Facility Finance Authority, School Health System Series 2019A, Rev., 4.00%, 1/1/2038	465	468
Montana State Board of Regents, Montana State University Series 2019B, Rev., 5.00%, 11/15/2028	55	61
Total Montana		18,411
Nebraska — 1.5%
Central Plains Energy Project, Gas Project No. 3 Series 2017A, Rev., 5.00%, 9/1/2042	1,500	1,495
Central Plains Energy Project, Gas Project No. 4 Series 2018A, Rev., 5.00%, 1/1/2024 (c)	9,000	9,056
Central Plains Energy Project, Gas Project No. 5 Series 1, Rev., 5.00%, 10/1/2029 (c)	2,300	2,369
City of Columbus, Combined Utilities System Rev., 5.00%, 6/15/2027	145	157
City of Lincoln, Electric System
Series 2020A, Rev., 5.00%, 9/1/2025	40	42
Series 2020A, Rev., 5.00%, 9/1/2033	30	34
City of Lincoln, Water Rev., 5.00%, 8/15/2028	105	117
City of Omaha, Sanitary Sewerage System Rev., 5.00%, 11/15/2031	1,825	1,875
City of Omaha, Various Purpose GO, 4.00%, 4/15/2034	75	78
County of Cherry, Limited Tax GO, 3.00%, 12/15/2023	15	15
Douglas County Hospital Authority No. 2, Children's Hospital Obligated Group
Series 2020A, Rev., 5.00%, 11/15/2026	400	423
Series 2020A, Rev., 5.00%, 11/15/2029	285	315
Series 2020A, Rev., 5.00%, 11/15/2030	225	252
Series 2020A, Rev., 5.00%, 11/15/2031	275	306
Series 2020A, Rev., 5.00%, 11/15/2033	625	693
Series 2020A, Rev., 5.00%, 11/15/2034	600	661
Series 2020A, Rev., 4.00%, 11/15/2035	550	553
Series 2020A, Rev., 4.00%, 11/15/2036	425	425
Series 2020A, Rev., 4.00%, 11/15/2037	525	518
Series 2020A, Rev., 4.00%, 11/15/2038	600	587
Series 2020A, Rev., 4.00%, 11/15/2039	600	583
Douglas County Hospital Authority No. 2, Health Facilities, Nebraska Medicine
Rev., 5.00%, 5/15/2023	75	75
Rev., 5.00%, 5/15/2031	25	27
Douglas County School District No. 001, Omaha Public
GO, 4.00%, 12/15/2041	10,000	9,644
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Nebraska — continued
GO, 4.00%, 12/15/2042	10,000	9,611
Douglas County School District No. 010, Elkhorn Public Schools
GO, 5.00%, 12/15/2026	400	431
GO, 5.00%, 12/15/2027	175	192
GO, 5.00%, 12/15/2028	180	202
GO, 5.00%, 12/15/2029	250	285
GO, 5.00%, 12/15/2030	450	514
GO, 5.00%, 12/15/2031	325	371
GO, 4.00%, 12/15/2032	165	173
GO, 4.00%, 12/15/2033	185	193
GO, 4.00%, 12/15/2034	350	363
GO, 4.00%, 12/15/2035	350	359
Municipal Energy Agency of Nebraska, Power Supply System Series 2022A, Rev., 5.00%, 4/1/2030	180	204
Nebraska Educational Health Cultural and Social Services Finance Authority, Immanuel Retirement Communities Obligated Group
Series 2019A, Rev., 4.00%, 1/1/2033	150	153
Series 2019A, Rev., 4.00%, 1/1/2035	1,000	1,016
Series 2019A, Rev., 4.00%, 1/1/2036	1,250	1,260
Series 2019A, Rev., 4.00%, 1/1/2038	1,300	1,280
Omaha Public Power District, Electric System
Series 2019A, Rev., 5.00%, 2/1/2031	35	39
Series 2017A, Rev., 5.00%, 2/1/2035	1,250	1,363
Series 2017A, Rev., 5.00%, 2/1/2036	1,750	1,896
Series 2017A, Rev., 5.00%, 2/1/2037	2,000	2,155
Public Power Generation Agency, Whelan Energy Center Unit 2 Series A, Rev., 5.00%, 1/1/2034	500	523
Total Nebraska		52,883
Nevada — 0.2%
Clark County School District Series 2020A, GO, AGM, 4.00%, 6/15/2039	1,215	1,191
Clark County School District, Limited Tax Series 2017A, GO, 5.00%, 6/15/2026	2,080	2,209
County of Clark, Department of Aviation, Nevada Airport System, Subordinate Lien, McCarran International Airport Series 2019A, Rev., 5.00%, 7/1/2026	110	117
County of Clark, Las Vegas Convention and Visitors Authority, Limited Tax Series 2015A, GO, 4.00%, 7/1/2033	75	76
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Nevada — continued
County of Clark, Passenger Facility Charge, Las Vegas-McCarran International Airport Passenger Facility
Series 2017B, Rev., AMT, 5.00%, 7/1/2024	200	203
Series 2015C, Rev., 5.00%, 7/1/2027	195	211
County of Clark, Southern California Edison Co. Series 2008-A, Rev., 2.10%, 6/1/2031	1,215	1,000
County of Clark, Stadium Improvement, Limited Tax Series 2018A, GO, 5.00%, 6/1/2028	1,165	1,289
County of Washoe, Fuel Tax
Rev., 5.00%, 2/1/2036	80	87
Rev., 5.00%, 2/1/2042	150	159
Las Vegas Valley Water District, Limited Tax Series 2019A, GO, 5.00%, 6/1/2030	40	45
State of Nevada Highway Improvement, Motor Vehicle Fuel Tax Rev., 5.00%, 12/1/2031	25	27
Washoe County School District, Limited Tax, School Improvement Series 2020A, GO, 4.00%, 10/1/2035	45	46
Total Nevada		6,660
New Jersey — 4.1%
Atlantic County Improvement Authority (The), Atlantic City Campus Phase II Project Series 2021A, Rev., AGM, 5.00%, 7/1/2034	60	67
Bergen County Improvement Authority (The), Guaranteed Governmental Loan Rev., GTD, 5.00%, 8/15/2034	50	56
Burlington County Bridge Commission, Governmental Leasing Program Rev., 5.00%, 4/15/2030	950	1,051
Freehold Township Board of Education GO, 4.00%, 7/15/2025	85	87
New Jersey Economic Development Authority, Motor Vehicle Surcharges Series 2017A, Rev., 4.00%, 7/1/2034	200	201
New Jersey Economic Development Authority, School Facilities Construction
Series 2018EEE, Rev., 5.00%, 12/15/2028 (b)	745	835
Series LLL, Rev., 5.00%, 6/15/2029	1,970	2,158
Series 2021QQQ, Rev., 4.00%, 6/15/2034	500	509
Series 2019-LLL, Rev., 5.00%, 6/15/2034	1,000	1,082
Series 2021QQQ, Rev., 4.00%, 6/15/2035	400	404
Series 2021QQQ, Rev., 4.00%, 6/15/2036	575	575
Series 2018EEE, Rev., 5.00%, 6/15/2043	1,255	1,291
New Jersey Economic Development Authority, State Police Barracks Project Rev., 5.00%, 6/15/2023	75	75
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New Jersey — continued
New Jersey Economic Development Authority, Transit Transportation Project
Series 2020A, Rev., 4.00%, 11/1/2037	1,500	1,469
Series 2020A, Rev., 4.00%, 11/1/2038	3,250	3,165
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement
Series A, Rev., 5.00%, 6/15/2024	10,880	11,106
Series 2018A, Rev., 5.00%, 6/15/2030	9,585	10,081
Series A, Rev., 5.00%, 6/15/2031	11,500	12,073
New Jersey Transportation Trust Fund Authority, Transportation Program
Series 2019BB, Rev., 5.00%, 6/15/2032	2,000	2,167
Series 2020AA, Rev., 4.00%, 6/15/2035	870	878
Series 2013AA, Rev., 5.00%, 6/15/2036	5,000	5,012
Series 2020AA, Rev., 4.00%, 6/15/2037	3,000	2,946
Series 2020AA, Rev., 4.00%, 6/15/2038	1,000	974
Series A, Rev., 4.00%, 6/15/2041	2,000	1,880
Series A, Rev., 4.00%, 6/15/2042	3,000	2,810
Rutgers the State University of New Jersey Series 2016M, Rev., 5.00%, 5/1/2030	100	105
State of New Jersey, COVID-19 Emergency Bonds
GO, 4.00%, 6/1/2031	28,340	30,592
GO, 4.00%, 6/1/2032	28,260	30,457
Tobacco Settlement Financing Corp.
Series 2018A, Rev., 5.00%, 6/1/2024	3,645	3,703
Series 2018A, Rev., 5.00%, 6/1/2025	3,500	3,604
Series 2018A, Rev., 5.00%, 6/1/2026	3,500	3,659
Series 2018A, Rev., 5.00%, 6/1/2028	3,000	3,222
Series 2018A, Rev., 5.00%, 6/1/2029	4,500	4,837
Series 2018A, Rev., 4.00%, 6/1/2037	1,000	992
Township of Harrison GO, 4.00%, 8/1/2023	25	25
Township of Hazlet GO, 4.00%, 8/1/2023	25	25
Township of Montclair, General Improvement Series 2017A, GO, 4.00%, 3/1/2024	35	35
Township of Mount Laurel GO, 4.00%, 4/15/2023	25	25
Township of North Brunswick, General Improvement GO, 4.00%, 7/1/2039	1,540	1,550
Washington Borough Board of Education Series 2021, GO, AGM, 4.00%, 7/15/2031	25	27
Watchung School District
GO, 4.00%, 3/1/2039 (e)	420	422
GO, 4.00%, 3/1/2041 (e)	960	960
Total New Jersey		147,192
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	63

JPMorgan National Municipal Income Fund (formerly known as JPMorgan Intermediate Tax Free Bond Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New Mexico — 0.2%
Albuquerque Municipal School District No. 12, School Building
GO, 5.00%, 8/1/2030	800	887
GO, 5.00%, 8/1/2031	850	944
GO, 5.00%, 8/1/2032	1,050	1,165
GO, 5.00%, 8/1/2033	1,385	1,534
GO, 5.00%, 8/1/2035	1,980	2,166
City of Santa Fe, Water Utility System Rev., 4.00%, 6/1/2031	50	52
County of Bernalillo Series B, Rev., NATL - RE - IBC, 5.70%, 4/1/2027	820	868
New Mexico Finance Authority, Subordinate Lien Public Project Revolving Fund, Tax-Exempt Series 2019C-1, Rev., 4.00%, 6/15/2035	25	26
State of New Mexico, Severance Tax Permanent Fund Series 2017A, Rev., 5.00%, 7/1/2024	180	184
Total New Mexico		7,826
New York — 12.8%
Bedford Central School District, Boces Project GO, 4.00%, 7/1/2032	45	49
Broome County Local Development Corp., Good Shepherd Village at Endwell, Inc.
Rev., 4.00%, 7/1/2031	685	612
Rev., 4.00%, 7/1/2036	1,440	1,194
Buffalo and Erie County Industrial Land Development Corp., D'youville College Project
Series 2020A, Rev., 4.00%, 11/1/2035	515	502
Series 2020A, Rev., 4.00%, 11/1/2040	1,035	957
Build NYC Resource Corp., Global Community Charter School
Series 2022A, Rev., 4.00%, 6/15/2032	135	127
Series 2022A, Rev., 5.00%, 6/15/2042	365	348
Build NYC Resource Corp., Grand Concourse Academy Charter School
Series 2022A, Rev., 5.00%, 7/1/2032	100	106
Series 2022A, Rev., 5.00%, 7/1/2042	300	302
Series 2022A, Rev., 5.00%, 7/1/2052	350	346
Build NYC Resource Corp., New World Preparatory Charter School Project
Series 2021A, Rev., 4.00%, 6/15/2041	240	196
Series 2021A, Rev., 4.00%, 6/15/2051	320	238
City of Buffalo Series 2021-A, GO, 5.00%, 4/1/2026	50	53
City of New York, Fiscal Year 2013 Series 2013J, GO, 5.00%, 8/1/2023	55	55
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued
City of New York, Fiscal Year 2014 Series G, GO, 5.00%, 8/1/2025	9,520	9,680
City of New York, Fiscal Year 2018
Series A, GO, 4.00%, 8/1/2023	50	50
Series 2018B-1, GO, 4.00%, 10/1/2041	6,450	6,255
City of New York, Fiscal Year 2020
Series B, Subseries B-1, GO, 5.00%, 10/1/2033	25	28
Series B, Subseries B-1, GO, 5.00%, 10/1/2039	90	97
City of Yonkers Series 2022C, GO, AGM, 5.00%, 3/15/2038	35	38
County of Suffolk
Series 2015-B, GO, AGM, 5.00%, 10/1/2023	30	30
Series 2017D, GO, 5.00%, 10/15/2026	105	113
County of Suffolk, Public Improvement Series 2021A, GO, 4.00%, 6/15/2031	880	914
Erie County Fiscal Stability Authority, Sales Tax and State Aid Secured Series 2017D, Rev., 5.00%, 9/1/2038	25	27
Erie County Industrial Development Agency (The), City School District of the City of Buffalo Project Series 2013A, Rev., 5.00%, 5/1/2027	65	65
Hudson Yards Infrastructure Corp., Second Indenture
Series 2017A, Rev., 5.00%, 2/15/2030	20	22
Series 2017A, Rev., 5.00%, 2/15/2037	50	53
Huntington Local Development Corp., Fountaingate Garden Project Series 2021C, Rev., 3.00%, 7/1/2025	90	87
Hyde Park Central School District GO, 4.00%, 6/15/2034	125	129
Long Island Power Authority, Electric System
Rev., 5.00%, 9/1/2034	5,000	5,511
Rev., 5.00%, 9/1/2035	3,000	3,277
Metropolitan Transportation Authority
Subseries C-1, Rev., 5.25%, 11/15/2029	6,000	6,128
Series 2017C-1, Rev., 5.00%, 11/15/2030	4,885	5,058
Subseries C-1, Rev., 5.00%, 11/15/2035	3,000	3,027
Metropolitan Transportation Authority, Dedicated Tax Fund
Series 2016A, Rev., 5.00%, 11/15/2025	45	47
Series 2016B-1, Rev., 5.00%, 11/15/2025	150	157
Monroe County Industrial Development Corp., Academy of Health Sciences Charter School Project
Series 2022-A, Rev., 5.00%, 7/1/2032 (d)	250	244
Series 2022-A, Rev., 5.63%, 7/1/2042 (d)	1,385	1,342
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
Monroe County Industrial Development Corp., Rochester Schools Modernization Project Rev., 5.00%, 5/1/2033	810	876
Monroe County Industrial Development Corp., True North Rochester Preparatory Charter School Project Series 2020A, Rev., 5.00%, 6/1/2040 (d)	630	631
New York City Municipal Water Finance Authority Fiscal Year 2022 Series BB, Subseries BB-1, Rev., 4.00%, 6/15/2045	17,765	17,134
New York City Municipal Water Finance Authority, Water and Sewer System Subseries CC-2, Rev., 4.00%, 6/15/2042	5,000	4,889
New York City Transitional Finance Authority Future Tax Secured Series 2022B, Subseries B-1, Rev., 4.00%, 8/1/2045	3,700	3,542
New York City Transitional Finance Authority, Building Aid, Fiscal Year 2015
Series 2015S-2, Rev., 5.00%, 7/15/2040	50	51
Series S-1, Rev., 5.00%, 7/15/2040	45	46
New York City Transitional Finance Authority, Building Aid, Fiscal Year 2016
Series 2016S-1, Rev., 5.00%, 7/15/2029	30	32
Series 2016 S-1, Rev., 5.00%, 7/15/2033	70	73
Series 2016S-1, Rev., 4.00%, 7/15/2036	45	45
Series 2016S-1, Rev., 5.00%, 7/15/2043	45	46
New York City Transitional Finance Authority, Building Aid, Fiscal Year 2018
Series 2018S-2, Rev., 5.00%, 7/15/2030	25	27
Series 2018S-2, Rev., 5.00%, 7/15/2031	45	49
Series 2018S-4, Rev., 5.00%, 7/15/2032	25	28
New York City Transitional Finance Authority, Building Aid, Fiscal Year 2019
Series S-3, Subseries S-3A, Rev., 5.00%, 7/15/2029	25	28
Series S-2A, Rev., 4.00%, 7/15/2037	5,000	4,999
Series S-3, Subseries S-3A, Rev., 5.00%, 7/15/2037	180	194
New York City Transitional Finance Authority, Future Tax Secured
Series 2021-A, Rev., 4.00%, 11/1/2038	10,575	10,525
Series C, Subseries C-1, Rev., 4.00%, 2/1/2047	7,750	7,363
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2014 Series 2014B-1, Rev., 5.00%, 11/1/2026	40	41
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2015
Series B, Subseries B-1, Rev., 5.00%, 8/1/2029	55	56
Series 2015A-1, Rev., 5.00%, 8/1/2037	100	102
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2016
Series 202, Rev., 5.00%, 2/1/2031	30	32
Series E-1, Rev., 5.00%, 2/1/2035	7,295	7,626
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2017
Series C, Rev., 5.00%, 11/1/2030	5,685	6,131
Series E, Subseries E-1, Rev., 5.00%, 2/1/2031	1,410	1,512
Series E, Subseries E-1, Rev., 5.00%, 2/1/2032	7,000	7,507
Series 2017F-1, Rev., 5.00%, 5/1/2032	25	27
Series E, Subseries E-1, Rev., 5.00%, 2/1/2033	10,000	10,683
Series 2017A-1, Rev., 4.00%, 5/1/2036	40	40
Subseries E-1, Rev., 5.00%, 2/1/2039	2,525	2,653
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2018 Series 1, Rev., 5.00%, 11/1/2028	20	22
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2019
Series 2019C-1, Rev., 5.00%, 11/1/2034	45	50
Series 2019C-1, Rev., 5.00%, 11/1/2035	65	72
Series 2019A-1, Rev., 5.00%, 8/1/2038	30	32
New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt, Fiscal Year 2018
Series 2018-A-2, Rev., 5.00%, 8/1/2033	30	32
Series 2018-A-2, Rev., 5.00%, 8/1/2038	25	27
Series C-3, Rev., 5.00%, 5/1/2039	70	75
Series C-3, Rev., 5.00%, 5/1/2041	2,100	2,223
New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt, Fiscal Year 2020
Series A, Subseries A-2, Rev., 5.00%, 5/1/2035	125	139
Series 2020B-1, Rev., 5.00%, 11/1/2035	35	39
New York City Water and Sewer System, Second General Resolution, Fiscal Year 2015
Series FF, Rev., 5.00%, 6/15/2031	5,000	5,224
Series 2015AA, Rev., 4.00%, 6/15/2044	25	24
New York City Water and Sewer System, Second General Resolution, Fiscal Year 2017 Series EE, Rev., 5.00%, 6/15/2036	5,000	5,335
New York City Water and Sewer System, Second General Resolution, Fiscal Year 2018
Series 2018EE, Rev., 5.00%, 6/15/2035	35	37
Series 2018FF, Rev., 5.00%, 6/15/2040	50	53
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	65

JPMorgan National Municipal Income Fund (formerly known as JPMorgan Intermediate Tax Free Bond Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
New York City Water and Sewer System, Second General Resolution, Fiscal Year 2019 Subseries 2019EE-2, Rev., 5.00%, 6/15/2040	35	38
New York City Water and Sewer System, Second General Resolution, Fiscal Year 2020
Series 2020CC-1, Rev., 4.00%, 6/15/2038	14,705	14,620
Series 2020AA, Rev., 5.00%, 6/15/2040	25	27
Subseries 202DD-3, Rev., 5.00%, 6/15/2041	140	152
Subseries 202DD-3, Rev., 4.00%, 6/15/2042	1,880	1,838
New York Convention Center Development Corp., Subordinate Lien, Hotel Unit Fee Secured
Series B, Rev., Zero Coupon, 11/15/2025	805	726
Series B, Rev., Zero Coupon, 11/15/2026	1,250	1,087
Series B, Rev., Zero Coupon, 11/15/2027	1,500	1,257
Series 2016B, Rev., Zero Coupon, 11/15/2028	1,960	1,581
Series B, Rev., Zero Coupon, 11/15/2030	3,400	2,521
Series B, Rev., Zero Coupon, 11/15/2031	1,835	1,299
Series B, Rev., Zero Coupon, 11/15/2032	2,000	1,348
Series 2016B, Rev., AGM - CR, Zero Coupon, 11/15/2052	10,625	2,420
New York Liberty Development Corp. Series 1WTC-2021, Rev., 2.25%, 2/15/2041	4,500	3,137
New York Liberty Development Corp., Secured by Port Authority
Series 2021-1WTC, Rev., AGM - CR, 3.00%, 2/15/2042	3,345	2,671
Series 2021-1WTC, Rev., 2.75%, 2/15/2044	2,000	1,441
New York State Dormitory Authority, Barnard College Series 2020A, Rev., 4.00%, 7/1/2045	725	647
New York State Dormitory Authority, Cornell University Series 2019A, Rev., 5.00%, 7/1/2025	65	68
New York State Dormitory Authority, Municipal Health Facilities Improvement Program Series 2018 1, Rev., 5.00%, 1/15/2031	3,445	3,763
New York State Dormitory Authority, New York University
Series 2016A, Rev., 5.00%, 7/1/2024	50	51
Series 2017A, Rev., 4.00%, 7/1/2035	25	25
Series 2017A, Rev., 4.00%, 7/1/2036	75	75
Series 2019A, Rev., 5.00%, 7/1/2036	45	50
Series 2017A, Rev., 4.00%, 7/1/2037	45	45
Series 2016A, Rev., 5.00%, 7/1/2039	140	147
Series 2019A, Rev., 5.00%, 7/1/2039	25	27
Series 2016A, Rev., 4.00%, 7/1/2043	3,500	3,375
Series 2019A, Rev., 4.00%, 7/1/2045	13,000	12,411
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued
New York State Dormitory Authority, Rockefeller University Series 2020-A, Rev., 5.00%, 7/1/2053	2,500	2,648
New York State Dormitory Authority, School Districts Financing Program
Series 2019A, Rev., 5.00%, 4/1/2028	80	87
Series 2018A, Rev., 5.00%, 10/1/2030	25	27
Series 2018A, Rev., 5.00%, 10/1/2031	75	80
New York State Dormitory Authority, State Personal Income Tax, General Purpose
Series 2014A, Rev., 5.00%, 2/15/2024 (b)	20,015	20,382
Series 2012A, Rev., 5.00%, 2/15/2028	10,000	10,167
Series 2014A, Rev., 5.00%, 2/15/2029	4,985	5,068
Series 2015E, Rev., 5.00%, 3/15/2030	30	31
Series 2021A, Rev., 5.00%, 3/15/2030	7,570	8,672
Series 2014C, Rev., 5.00%, 3/15/2033	20,000	20,354
Series 2019A, Rev., 5.00%, 3/15/2033	95	106
Series 2015B, Rev., 5.00%, 2/15/2039	50	51
Series 2017B, Rev., 5.00%, 2/15/2042	30	32
Series 2019A, Rev., 5.00%, 3/15/2042	25	27
Series 2019A, Rev., 5.00%, 3/15/2043	95	101
New York State Dormitory Authority, State Sales Tax
Series 2014A, Rev., 5.00%, 3/15/2028	25	25
Series 2015B, Rev., 5.00%, 3/15/2029	45	47
Series 2018C, Rev., 5.00%, 3/15/2029	40	44
Series 2016A, Rev., 5.00%, 3/15/2032	35	37
Series 2016A, Rev., 5.00%, 3/15/2033	70	75
Series 2018-C, Rev., 5.00%, 3/15/2036	8,020	8,666
Series 2015B, Rev., 5.00%, 3/15/2038	80	83
Series 2018E, Rev., 5.00%, 3/15/2038	2,000	2,154
Series B, Rev., 5.00%, 3/15/2039	2,505	2,594
Series 2018E, Rev., 5.00%, 3/15/2041	225	240
Series 2018A, Rev., 5.00%, 3/15/2044	30	32
New York State Dormitory Authority, State University Dormitory Facilities
Series 2018A, Rev., 5.00%, 7/1/2029	1,000	1,115
Series 2017A, Rev., 5.00%, 7/1/2030	750	819
Series 2018A, Rev., 5.00%, 7/1/2030	2,190	2,441
Series 2018A, Rev., 5.00%, 7/1/2031	4,430	4,929
Series 2018A, Rev., 5.00%, 7/1/2032	3,130	3,477
Series 2017A, Rev., 5.00%, 7/1/2037	230	245
New York State Dormitory Authority, State University of New York Dormitory Facilities
Series 2017A, Rev., 5.00%, 7/1/2027 (b)	5	5
Series 2017A, Rev., 5.00%, 7/1/2042	20	21
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds, Municipal Water Finance Authority Projects - Second Resolution
Series 2013A, Rev., 4.00%, 6/15/2028	10,000	10,032
Series 2017E, Rev., 4.00%, 6/15/2037	40	40
Series 2019B, Rev., 5.00%, 6/15/2039	150	164
Series 2018B, Rev., 5.00%, 6/15/2043	50	53
New York State Environmental Facilities Corp., State Revolving Fund Series 2021A, Rev., 4.00%, 6/15/2038	7,515	7,520
New York State Thruway Authority
Series L, Rev., 5.00%, 1/1/2027	1,250	1,347
Series 2019B, Rev., 4.00%, 1/1/2039	5,000	4,843
Series 2019B, Rev., 4.00%, 1/1/2045	3,900	3,627
New York State Thruway Authority, Personal Income Tax Series 2022-A, Rev., 5.00%, 3/15/2041	12,000	13,186
New York State Urban Development Corp., State Personal Income Tax, General Purpose
Series 2013A-1, Rev., 4.00%, 3/15/2023	25	25
Series 2016A, Rev., 5.00%, 3/15/2024	10	10
Series 2013C, Rev., 5.00%, 3/15/2032	30	30
Series 2015A, Rev., 5.00%, 3/15/2033	60	63
Series 2019A, Rev., 5.00%, 3/15/2035	25	27
Series 2019A, Rev., 5.00%, 3/15/2037	35	38
Series 2019A, Rev., 5.00%, 3/15/2038	45	48
Series 2019A, Rev., 5.00%, 3/15/2041	70	75
New York State Urban Development Corp., State Sales Tax
Series 2019-A, Rev., 5.00%, 3/15/2039	13,555	14,681
Series 2021-A, Rev., 4.00%, 3/15/2046	2,000	1,900
New York Transportation Development Corp., Delta Air Lines, Inc., LaGuardia Airport Terminals C&D Redevelopment Project
Rev., AMT, 5.00%, 1/1/2025	5,000	5,052
Rev., AMT, 5.00%, 1/1/2029	1,400	1,449
Rev., AMT, 5.00%, 1/1/2031	3,500	3,610
Rev., AMT, 5.00%, 1/1/2034	9,885	10,155
Rev., AMT, 5.00%, 10/1/2035	3,920	4,017
Rev., AMT, 5.00%, 10/1/2040	5,350	5,325
Orange County Funding Corp., Mount Saint Mary College Project Series 2012B, Rev., 4.00%, 7/1/2023	160	160
Port Authority of New York and New Jersey, Consolidated
Series 179, Rev., 5.00%, 12/1/2025	50	51
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued
Series 207, Rev., AMT, 5.00%, 9/15/2033	800	846
Series 209, Rev., 5.00%, 7/15/2035	125	137
Series 224, Rev., 4.00%, 7/15/2041	220	212
Series 214, Rev., AMT, 4.00%, 9/1/2043	3,000	2,771
Series 93, Rev., 6.13%, 6/1/2094	12,000	12,288
Port Washington Union Free School District GO, 3.00%, 8/1/2027	70	70
Sales Tax Asset Receivable Corp., Fiscal Year 2015 Series 2015A, Rev., 5.00%, 10/15/2024 (b)	80	83
Triborough Bridge and Tunnel Authority Series D, Rev., 4.00%, 11/15/2038	4,000	3,963
Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels
Series B, Rev., 5.00%, 3/16/2023	2,500	2,502
Series 2016A, Rev., 5.00%, 11/15/2023	20	20
Series 2017C-1, Rev., 5.00%, 11/15/2025	150	157
Series 2012B, Rev., Zero Coupon, 11/15/2032	8,860	6,192
Utility Debt Securitization Authority
Rev., 5.00%, 12/15/2037	5,250	5,458
Series 2013TE, Rev., 5.00%, 12/15/2041	4,250	4,294
Utility Debt Securitization Authority, Federally Tax-Exempt Series TE, Rev., 5.00%, 12/15/2032	3,500	3,545
Westchester County Local Development Corp., Kendal on Hudson Project
Series 2022B, Rev., 5.00%, 1/1/2037	260	256
Series 2022B, Rev., 5.00%, 1/1/2041	250	241
Westchester County Local Development Corp., Purchase Senior Learning Community, Inc. Project
Series 2021D, Rev., 2.88%, 7/1/2026 (d)	3,765	3,591
Series 2021C, Rev., 3.20%, 7/1/2028 (d)	13,350	12,429
Westchester County Local Development Corp., Purchase Senior Learning Community, Inc., Project Series 2021-A, Rev., 5.00%, 7/1/2041 (d)	10,450	8,467
Westchester County Local Development Corp., The Bethel Methodist Home D/B/A, The Knolls Project Series 2020A, Rev., 5.00%, 7/1/2040	1,000	833
Total New York		455,448
North Carolina — 0.8%
City of Charlotte Series 2016A, GO, 5.00%, 7/1/2029	1,050	1,129
City of Charlotte, Airport Special Facilities, Charlotte Douglas International Airport
Series 2019A, Rev., 5.00%, 7/1/2031	25	28
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	67

JPMorgan National Municipal Income Fund (formerly known as JPMorgan Intermediate Tax Free Bond Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
North Carolina — continued
Series A, Rev., 5.00%, 7/1/2034	25	27
City of High Point, Combined Water and Sewer System Rev., 5.00%, 11/1/2028	25	27
City of Wilmington Series 2014A, Rev., 5.00%, 6/1/2028	400	411
County of Buncombe, Limited Obligation Series 2020A, Rev., 5.00%, 6/1/2033	25	28
County of Duplin Rev., 5.00%, 6/1/2032	25	29
County of Onslow, Public Facilities Company Ltd., Limited Obligation Rev., 5.00%, 10/1/2026	25	27
North Carolina Capital Facilities Finance Agency, High Point University Rev., 4.00%, 5/1/2033	2,210	2,259
North Carolina Medical Care Commission, Retirement Facilities, Friends Homes, Inc.
Series 2020B-2, Rev., 2.30%, 9/1/2025	1,250	1,172
Series 2020B-1, Rev., 2.55%, 9/1/2026	1,575	1,449
North Carolina Medical Care Commission, Retirement Facilities, Pennybyrn at Maryfield Project Series 2020A, Rev., 5.00%, 10/1/2040	695	655
North Carolina Medical Care Commission, The Forest at Duke Project Rev., 4.00%, 9/1/2041	415	348
North Carolina Medical Care Commission, The Presbyterian Homes Obligated Group
Series 2020A, Rev., 4.00%, 10/1/2035	650	589
Series 2020A, Rev., 4.00%, 10/1/2040	600	514
Raleigh Durham Airport Authority
Series 2020B, Rev., 5.00%, 5/1/2026	30	32
Series 2020B, Rev., 5.00%, 5/1/2029	25	28
Series 2020B, Rev., 5.00%, 5/1/2031	75	87
State of North Carolina Rev., 5.00%, 3/1/2033	15,345	17,176
University of North Carolina at Charlotte (The) Rev., 5.00%, 10/1/2029	45	49
University of North Carolina, School of the Arts
Rev., 5.00%, 2/1/2034	1,240	1,372
Rev., 4.00%, 2/1/2040	500	471
Rev., 4.00%, 2/1/2045	1,750	1,614
Total North Carolina		29,521
North Dakota — 0.0% ^
City of Fargo Series 2014E, GO, 5.00%, 5/1/2025	290	296
Ohio — 1.7%
Akron Bath Copley Joint Township Hospital District, Summa Health Obligated Group
Rev., 5.00%, 11/15/2028	130	138
Rev., 5.00%, 11/15/2029	275	294
Rev., 5.00%, 11/15/2030	350	378
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ohio — continued
Rev., 5.00%, 11/15/2031	300	324
Rev., 5.00%, 11/15/2032	350	376
American Municipal Power, Inc., Solar Electricity Prepayment Project
Series 2019A, Rev., 5.00%, 2/15/2024	225	229
Series 2019A, Rev., 5.00%, 2/15/2025	160	165
Series 2019A, Rev., 5.00%, 2/15/2026	200	209
Series 2019A, Rev., 5.00%, 2/15/2027	250	267
Series 2019A, Rev., 5.00%, 2/15/2028	125	135
Buckeye Tobacco Settlement Financing Authority
Series 2020A-2, Rev., 4.00%, 6/1/2037	2,000	1,949
Series 2020A-2, Rev., 4.00%, 6/1/2039	2,000	1,901
City of Cincinnati, Water System Series B, Rev., 5.00%, 12/1/2023	30	30
City of Huber Heights, Limited Tax, Various Purpose GO, 5.00%, 12/1/2032	25	27
City of Middleburg Heights, Southwest General Health Center Project, Tax-Exempt
Series 2020A, Rev., 5.00%, 8/1/2033	325	352
Series 2020A, Rev., 5.00%, 8/1/2034	355	384
Series 2020A, Rev., 4.00%, 8/1/2041	905	823
Cleveland-Cuyahoga County Port Authority, The Cleveland Museum of Natural History Project
Rev., 5.00%, 7/1/2031	200	227
Rev., 5.00%, 7/1/2032	225	255
Rev., 5.00%, 7/1/2033	250	283
Rev., 5.00%, 7/1/2034	200	225
Rev., 5.00%, 7/1/2035	200	223
Rev., 5.00%, 7/1/2036	300	332
Rev., 4.00%, 7/1/2037	200	201
Rev., 4.00%, 7/1/2038	250	250
Rev., 4.00%, 7/1/2039	280	275
Rev., 4.00%, 7/1/2040	200	194
Rev., 4.00%, 7/1/2046	750	657
Columbus City School District, Ohio School Facilities Construction and Improvement, Unlimited Tax Series 2016-A, GO, 5.00%, 12/1/2031	3,000	3,173
County of Cuyahoga, Eliza Jennings Senior Care Network Series 2022-A, Rev., 5.00%, 5/15/2032	1,200	1,159
County of Franklin, Health Care Facilities, Ohio Living Communities
Series 2020B, Rev., 4.00%, 7/1/2028	225	221
Series 2020B, Rev., 4.00%, 7/1/2029	265	258
Series 2020B, Rev., 4.00%, 7/1/2030	875	838
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Ohio — continued
Series 2020B, Rev., 4.00%, 7/1/2031	925	873
Series 2020B, Rev., 4.00%, 7/1/2032	1,440	1,342
Series 2020B, Rev., 4.00%, 7/1/2033	385	352
Series 2020B, Rev., 4.00%, 7/1/2034	475	430
Series 2020B, Rev., 4.00%, 7/1/2035	365	328
Series 2020B, Rev., 5.00%, 7/1/2040	5,290	5,182
County of Hamilton, Sales Tax Series 2016A, Rev., 5.00%, 12/1/2025	50	52
County of Hardin, Economic Development Facilities Improvement, Ohio Northern University
Rev., 4.00%, 5/1/2026	225	213
Rev., 5.00%, 5/1/2030	500	471
County of Montgomery, Dayton Children's Hospital Rev., 4.00%, 8/1/2046	950	870
County of Warren, Healthcare Facilities, Otterbein Homes Obligated Group
Series 2019A, Rev., 5.00%, 7/1/2027	740	768
Series 2013A, Rev., 5.00%, 7/1/2028	1,200	1,207
Series 2013A, Rev., 5.75%, 7/1/2028	750	756
Series 2019A, Rev., 5.00%, 7/1/2031	250	262
Series 2019A, Rev., 4.00%, 7/1/2033	920	904
Series 2013A, Rev., 5.75%, 7/1/2033	1,400	1,412
Ohio Air Quality Development Authority, American Electric Power Co. Project Series 2014A, Rev., 2.40%, 10/1/2029 (c)	1,820	1,584
Ohio Higher Educational Facility Commission, Capital University 2022 Project
Rev., 5.00%, 9/1/2027	325	330
Rev., 5.00%, 9/1/2028	340	347
Rev., 5.00%, 9/1/2029	360	369
Rev., 5.00%, 9/1/2031	395	406
Rev., 5.00%, 9/1/2032	420	432
Rev., 5.75%, 9/1/2037	1,400	1,455
Ohio Higher Educational Facility Commission, Cleveland Institute of Music 2
Rev., 5.00%, 12/1/2027	500	512
Rev., 5.00%, 12/1/2032	395	418
Ohio Higher Educational Facility Commission, Tiffin University 2019 Project
Rev., 3.00%, 11/1/2024	100	96
Rev., 3.00%, 11/1/2025	605	570
Rev., 3.00%, 11/1/2026	585	542
Rev., 3.00%, 11/1/2027	645	588
Rev., 3.00%, 11/1/2028	655	588
Rev., 5.00%, 11/1/2034	1,520	1,496
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ohio — continued
Ohio Higher Educational Facility Commission, University of Dayton 2018 Project Series B, Rev., 5.00%, 12/1/2029	1,105	1,196
Ohio Higher Educational Facility Commission, University of Findlay 2019 Project
Rev., 5.00%, 3/1/2029	720	741
Rev., 5.00%, 3/1/2034	3,000	3,046
Ohio Higher Educational Facility Commission, Xavier University 2020 Project
Rev., 5.00%, 5/1/2035	440	480
Rev., 5.00%, 5/1/2036	460	498
Rev., 4.00%, 5/1/2037	695	674
Ohio State University (The), General Receipts Series 2010D, Rev., 5.00%, 12/1/2028	20	22
Ohio Turnpike and Infrastructure Commission, Junior Lien Series 2018A, Rev., 5.00%, 2/15/2030	50	55
Ohio Water Development Authority, Fresh Water Series 2016A, Rev., 5.00%, 12/1/2030	55	59
Ohio Water Development Authority, Water Pollution Control Loan Fund
Series 2017A, Rev., 5.00%, 12/1/2029	25	27
Series 2019B, Rev., 5.00%, 12/1/2035	55	62
Port of Greater Cincinnati Development Authority, FC Cincinnati Public Improvements Project Rev., 3.75%, 12/1/2031 (d)	245	210
State of Ohio, Capital Facilities Lease Appropriation Administrative Building Fund Projects Series 2017A, Rev., 5.00%, 4/1/2027 (b)	760	824
State of Ohio, Capital Facilities Lease Appropriation Park and Recreation Improvement Fund Projects Series 2017A, Rev., 5.00%, 12/1/2032	35	38
State of Ohio, Cleveland Clinic Health System Obligated Group Series 2017A, Rev., 5.00%, 1/1/2032	170	186
State of Ohio, Higher Education Series 2018-A, GO, 5.00%, 2/1/2024	25	25
State of Ohio, Major New Infrastructure Project Series 1, Rev., 5.00%, 12/15/2029	7,000	7,426
State of Ohio, University Hospitals Health System, Inc. Series 2021E, Rev., 4.00%, 1/15/2037	1,700	1,623
Total Ohio		59,099
Oklahoma — 0.3%
Grand River Dam Authority Series 2016A, Rev., 5.00%, 6/1/2031	60	64
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	69

JPMorgan National Municipal Income Fund (formerly known as JPMorgan Intermediate Tax Free Bond Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Oklahoma — continued
McClain County Economic Development Authority, Educational Facilities, Blanchard Public Schools Project Rev., 4.00%, 9/1/2028	675	698
Oklahoma Capitol Improvement Authority Series 2014C, Rev., 5.00%, 7/1/2024	25	25
Oklahoma County Finance Authority, Educational Facilities, Lease Midwest City-Del City Public Schools Project
Rev., 5.00%, 10/1/2025	510	531
Rev., 5.00%, 10/1/2026	500	529
Oklahoma Development Finance Authority, Health System, OU Medicine Project Series 2018B, Rev., 5.00%, 8/15/2033	6,030	5,797
Oklahoma Turnpike Authority, Second Senior
Series 2017C, Rev., 5.00%, 1/1/2036	25	27
Series 2017A, Rev., 5.00%, 1/1/2038	2,000	2,074
Oklahoma Water Resources Board, Master Trust, Drinking Water Program Rev., 4.00%, 4/1/2032	30	31
University of Oklahoma (The) Series 2014C, Rev., 5.00%, 7/1/2031	50	50
Total Oklahoma		9,826
Oregon — 0.8%
City of Medford, Limited Tax GO, 5.00%, 7/15/2023 (b)	25	25
City of Portland, 4th and Montgomery and Streetcar Projects Series A, GO, 5.00%, 2/1/2035	650	724
City of Portland, Sewer System, Second Lien Series 2019A, Rev., 5.00%, 3/1/2031	85	97
City of Portland, Water System, Second Lien Series 2020A, Rev., 5.00%, 5/1/2031	45	51
City of Tualatin GO, 5.00%, 6/15/2028	15	17
Oregon State Facilities Authority, Samaritan Health Services Project, Tax-Exempt
Series 2020A, Rev., 5.00%, 10/1/2024	200	204
Series 2020A, Rev., 5.00%, 10/1/2025	200	206
Series 2020A, Rev., 5.00%, 10/1/2026	125	131
Series 2020A, Rev., 5.00%, 10/1/2027	150	158
Series 2020A, Rev., 5.00%, 10/1/2028	175	186
Series 2020A, Rev., 5.00%, 10/1/2029	300	322
Series 2020A, Rev., 5.00%, 10/1/2030	300	325
Series 2020A, Rev., 5.00%, 10/1/2035	140	148
Series 2020A, Rev., 5.00%, 10/1/2040	1,165	1,183
Oregon State Lottery
Series 2014C, Rev., 5.00%, 4/1/2024	25	25
Series 2015C, Rev., 5.00%, 4/1/2026	200	208
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oregon — continued
Series 2014A, Rev., 5.00%, 4/1/2027	100	102
Series A, Rev., 5.00%, 4/1/2031	1,950	2,099
Series A, Rev., 5.00%, 4/1/2032	1,750	1,880
Series A, Rev., 5.00%, 4/1/2033	3,500	3,756
Series A, Rev., 5.00%, 4/1/2035	2,470	2,627
Port of Portland, International Airport Series 27A, Rev., AMT, 4.00%, 7/1/2039	2,500	2,400
Salem Hospital Facility Authority, Capital Manor Project Rev., 4.00%, 5/15/2040	375	303
State of Oregon, Article XI-G State Projects
Series L, GO, 5.00%, 8/1/2035	1,930	2,069
Series L, GO, 5.00%, 8/1/2036	1,975	2,104
State of Oregon, Article XI-Q State Projects Series 2016F, GO, 5.00%, 5/1/2032	2,885	3,062
State of Oregon, Department of Transportation Highway User Subordinate Lien, Tax-Exempt Series 2019A, Rev., 5.00%, 11/15/2038	40	44
Union County Hospital Facility Authority, Grande Ronde Hospital, Inc. Series 2022, Rev., 5.00%, 7/1/2047	1,000	1,002
Washington and Multnomah Counties School District No. 48J Beaverton Series 2014B, GO, 5.00%, 6/15/2024 (b)	105	107
Yamhill County Hospital Authority, Friendsview, Tax Exempt
Series 2021B-3, Rev., 1.75%, 11/15/2026	280	257
Series 2021B-1, Rev., 2.50%, 11/15/2028	1,650	1,447
Series 2021A, Rev., 5.00%, 11/15/2036	610	531
Series 2021A, Rev., 5.00%, 11/15/2046	770	596
Series 2021A, Rev., 5.00%, 11/15/2051	550	412
Yamhill County School District No. 40 McMinnville
GO, 4.00%, 6/15/2029	5	5
GO, 4.00%, 6/15/2035	75	77
Total Oregon		28,890
Pennsylvania — 4.5%
Abington School District, Limited Tax Series 2017A, GO, 4.00%, 10/1/2037	40	40
Allegheny County Higher Education Building Authority, Chatham University
Rev., 5.00%, 9/1/2026	130	132
Rev., 5.00%, 9/1/2027	250	256
Series 2016A, Rev., 5.00%, 9/1/2028	655	674
Rev., 5.00%, 9/1/2029	740	761
Rev., 5.00%, 9/1/2030	770	792
Rev., 5.00%, 9/1/2031	360	369
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Pennsylvania — continued
Rev., 5.00%, 9/1/2032	380	386
Allegheny County Hospital Development Authority, Allegheny Health Network Obligated Group
Series 2018A, Rev., 5.00%, 4/1/2028	7,000	7,498
Series 2018A, Rev., 5.00%, 4/1/2029	8,785	9,386
Series 2018A, Rev., 5.00%, 4/1/2030	5,000	5,345
Series 2018A, Rev., 5.00%, 4/1/2031	3,800	4,063
Allegheny County Sanitary Authority, Sewer Rev., AGM, 4.00%, 12/1/2035	5	5
Allentown City School District, Limited Tax
Series B, GO, 5.00%, 2/1/2029	3,110	3,437
Series B, GO, 5.00%, 2/1/2030	4,300	4,786
Berks County Industrial Development Authority, Tower Health Project
Rev., 5.00%, 11/1/2025	500	467
Series 2021C, Rev., 5.00%, 11/1/2027	1,150	1,015
Rev., 5.00%, 11/1/2028	1,535	1,326
Rev., 5.00%, 11/1/2029	350	296
Rev., 5.00%, 11/1/2030	600	495
Berks County Municipal Authority (The), Tower Health Project
Series 2020B-1, Rev., 5.00%, 2/1/2025 (c)	8,000	7,547
Series 2020B-2, Rev., 5.00%, 2/1/2027 (c)	2,985	2,674
Series 2020A, Rev., 5.00%, 2/1/2028	1,050	921
Series 2020A, Rev., 5.00%, 2/1/2029	740	636
Series 2020A, Rev., 5.00%, 2/1/2030	800	672
Series 2020B-3, Rev., 5.00%, 2/1/2030 (c)	2,015	1,674
Series 2020A, Rev., 5.00%, 2/1/2031	700	575
Series 2020A, Rev., 5.00%, 2/1/2032	750	603
Bucks County Industrial Development Authority, Grand View Hospital Project
Rev., 5.00%, 7/1/2025	370	374
Rev., 5.00%, 7/1/2026	450	459
Rev., 5.00%, 7/1/2027	475	487
Rev., 5.00%, 7/1/2028	500	514
Rev., 5.00%, 7/1/2029	500	515
Rev., 5.00%, 7/1/2030	675	694
Rev., 5.00%, 7/1/2031	1,150	1,179
Rev., 5.00%, 7/1/2032	500	507
Rev., 5.00%, 7/1/2033	1,170	1,181
Rev., 5.00%, 7/1/2034	1,300	1,294
Rev., 5.00%, 7/1/2035	1,055	1,040
Cambria County General Financing Authority, Mount Aloysius Project Series 2021TT4, Rev., 4.00%, 11/1/2036	535	489
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pennsylvania — continued
Chester County Industrial Development Authority, Longwood Gardens Project
Rev., 5.00%, 12/1/2034	400	449
Rev., 5.00%, 12/1/2035	175	195
Rev., 5.00%, 12/1/2036	305	337
Rev., 5.00%, 12/1/2037	450	495
Rev., 5.00%, 12/1/2038	950	1,035
City of Erie, Higher Education Building Authority, Gannon University Project - AICUP Financing Program
Series 2021TT1, Rev., 4.00%, 5/1/2036	100	90
Series 2021TT1, Rev., 4.00%, 5/1/2041	100	84
City of Philadelphia, Airport System Series 2017B, Rev., AMT, 5.00%, 7/1/2032	250	262
Commonwealth Financing Authority, Tobacco Master Settlement Payment
Rev., 5.00%, 6/1/2024	1,275	1,297
Rev., 5.00%, 6/1/2025	1,875	1,932
Rev., 5.00%, 6/1/2026	1,120	1,173
Rev., 5.00%, 6/1/2027	1,500	1,596
Rev., 5.00%, 6/1/2028	2,620	2,834
Rev., 5.00%, 6/1/2029	1,120	1,214
Commonwealth of Pennsylvania
Series 1, GO, 5.00%, 6/15/2024 (b)	50	51
Series 2018A, COP, 5.00%, 7/1/2028	400	437
Series 2018A, COP, 5.00%, 7/1/2029	300	328
Series 2018A, COP, 5.00%, 7/1/2030	375	411
Series 2018A, COP, 5.00%, 7/1/2031	425	467
Series 1, GO, 4.00%, 4/1/2033	5,000	5,004
Series 2018A, COP, 5.00%, 7/1/2034	450	491
County of Allegheny Series C-77, GO, 5.00%, 11/1/2043	50	53
County of Berks GO, 5.00%, 11/15/2023	20	20
County of Cambria
Series 2020B, GO, AGM, 4.00%, 8/1/2032	500	518
Series 2020B, GO, AGM, 4.00%, 8/1/2033	500	517
Series 2020B, GO, AGM, 4.00%, 8/1/2034	700	722
County of Chester GO, 4.00%, 7/15/2036	20	21
Delaware County Authority, Haverford College
Series 2017A, Rev., 5.00%, 10/1/2026	30	32
Series 2017A, Rev., 5.00%, 10/1/2030	40	43
Series 2017A, Rev., 5.00%, 10/1/2042	45	47
Delaware Valley Regional Finance Authority, Local Government Series D, Rev., 4.00%, 3/1/2029	2,000	2,088
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	71

JPMorgan National Municipal Income Fund (formerly known as JPMorgan Intermediate Tax Free Bond Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Pennsylvania — continued
DuBois Hospital Authority, Penn Highlands Healthcare
Rev., 5.00%, 7/15/2029	1,700	1,800
Rev., 5.00%, 7/15/2030	2,000	2,114
Rev., 5.00%, 7/15/2031	1,450	1,530
Rev., 5.00%, 7/15/2032	1,525	1,608
Rev., 5.00%, 7/15/2034	1,675	1,758
Rev., 4.00%, 7/15/2043	5,670	5,075
Easton Area School District Series 2020B, GO, 5.00%, 2/1/2031	50	55
Erie City Water Authority
Series B, Rev., AGM, 5.00%, 12/1/2032	1,235	1,396
Series B, Rev., AGM, 5.00%, 12/1/2033	800	902
Series 2018D, Rev., 4.00%, 12/1/2036	35	36
Kiski Valley Water Pollution Control Authority Series 2020A, Rev., AGM, 4.00%, 9/1/2035	305	314
Lancaster County Hospital Authority, Health Center, Masonic Villages Project Series 2015, Rev., 5.00%, 11/1/2028	1,215	1,242
Lehigh County Industrial Development Authority, Seven Generation Charter School
Series 2021A, Rev., 4.00%, 5/1/2031	340	309
Series 2021A, Rev., 4.00%, 5/1/2041	890	697
Montgomery County Higher Education and Health Authority, Arcadia University
Rev., 5.00%, 4/1/2027	815	843
Rev., 5.00%, 4/1/2028	600	626
Rev., 5.00%, 4/1/2029	815	859
Rev., 5.00%, 4/1/2030	760	806
Rev., 5.00%, 4/1/2031	705	746
Rev., 5.00%, 4/1/2032	945	999
Rev., 5.00%, 4/1/2033	920	971
Rev., 5.00%, 4/1/2034	520	545
Rev., 4.00%, 4/1/2036	515	481
Rev., 4.00%, 4/1/2037	545	500
Rev., 4.00%, 4/1/2038	695	629
Rev., 4.00%, 4/1/2039	305	273
Montgomery County Higher Education and Health Authority, Thomas Jefferson University
Series 2018A, Rev., 5.00%, 9/1/2030	3,125	3,367
Series 2018A, Rev., 4.00%, 9/1/2038	2,950	2,821
Montgomery County Industrial Development Authority, Acts Retirement-Life Communities, Inc., Obligated Group Series 2020C, Rev., 4.00%, 11/15/2043	300	246
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pennsylvania — continued
Montgomery County Industrial Development Authority, Waverly Heights Ltd., Project
Rev., 4.00%, 12/1/2024	155	155
Rev., 4.00%, 12/1/2025	150	150
Rev., 4.00%, 12/1/2026	150	151
Rev., 4.00%, 12/1/2027	200	201
Rev., 4.00%, 12/1/2028	205	207
Rev., 4.00%, 12/1/2029	250	253
Rev., 4.00%, 12/1/2030	300	303
Rev., 4.00%, 12/1/2031	300	303
Rev., 4.00%, 12/1/2032	435	439
Rev., 4.00%, 12/1/2033	400	402
Rev., 4.00%, 12/1/2034	165	165
Rev., 4.00%, 12/1/2035	175	173
Rev., 4.00%, 12/1/2036	175	171
Rev., 4.00%, 12/1/2037	100	97
Rev., 4.00%, 12/1/2038	100	95
Nazareth Area School District
Series D, GO, 5.00%, 11/15/2025 (b)	1,800	1,892
Series E, GO, 5.00%, 11/15/2025 (b)	810	852
North Allegheny School District GO, 4.00%, 5/1/2038	40	40
Pennsylvania Economic Development Financing Authority, Presbyterian Senior Living Project Rev., 4.00%, 7/1/2033	1,750	1,617
Pennsylvania Economic Development Financing Authority, The Penndot Major Bridges Rev., AMT, AGM, 5.00%, 12/31/2057	5,645	5,697
Pennsylvania Higher Educational Facilities Authority, Trustees of the University Series 2015A, Rev., 5.00%, 10/1/2023	30	30
Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System
Rev., 5.00%, 8/15/2031	50	55
Rev., 5.00%, 8/15/2040	100	102
Pennsylvania Turnpike Commission
Series B, Rev., 4.00%, 12/1/2038	1,500	1,486
Series B, Rev., 4.00%, 12/1/2039	2,250	2,211
Series 2021B, Rev., 4.00%, 12/1/2042	1,500	1,433
Philadelphia Authority for Industrial Development, Electrical and Charter School Project Series 2021A, Rev., 4.00%, 6/1/2031	340	319
Philadelphia Authority for Industrial Development, Holy Family University Project
Series 2023, Rev., 5.00%, 9/1/2030 (e)	835	899
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Pennsylvania — continued
Series 2023, Rev., 5.50%, 9/1/2037 (e)	2,135	2,301
Philadelphia Authority for Industrial Development, MAST Community Charter School II Project Series 2020A, Rev., 5.00%, 8/1/2030	260	268
Philadelphia Authority for Industrial Development, Philadelphia Electrical and Technology Charter School Project
Series 2021A, Rev., 4.00%, 6/1/2041	375	306
Series 2021A, Rev., 4.00%, 6/1/2051	400	295
Pittsburgh Water and Sewer Authority Series B, Rev., AGM, 5.00%, 9/1/2033	1,300	1,534
School District of the City of Erie (The)
Series 2019C, GO, AGM, 5.00%, 4/1/2027	1,275	1,362
Series 2019C, GO, AGM, 5.00%, 4/1/2029	1,000	1,095
Series 2019C, GO, AGM, 5.00%, 4/1/2030	500	548
School District of the City of Erie (The), Limited Tax
Series 2019A, GO, AGM, 5.00%, 4/1/2027	525	561
Series 2019A, GO, AGM, 5.00%, 4/1/2028	550	598
Series 2019A, GO, AGM, 5.00%, 4/1/2029	310	343
Series 2019A, GO, AGM, 5.00%, 4/1/2030	425	468
Series 2019A, GO, AGM, 5.00%, 4/1/2031	525	575
Series 2019A, GO, AGM, 4.00%, 4/1/2033	1,150	1,196
Series 2019A, GO, AGM, 5.00%, 4/1/2034	825	905
Spring-Ford Area School District GO, 5.00%, 6/1/2023	50	50
St. Mary Hospital Authority, Trinity Health Credit Group Series 2019PA, Rev., 5.00%, 12/1/2031	25	27
Swarthmore Borough Authority, Swarthmore College Series 2016B, Rev., 4.00%, 9/15/2041	50	50
Township of Hampton GO, 4.00%, 1/1/2039	45	45
Township of Lower Paxton GO, 4.00%, 4/1/2033	35	37
Township of Spring GO, 5.00%, 11/15/2028	25	28
Upper Merion Area School District GO, 5.00%, 1/15/2026 (b)	675	713
West Chester Area School District GO, 4.00%, 5/15/2039	40	40
Wilkes-Barre Area School District
GO, 5.00%, 4/15/2023	110	110
GO, 3.50%, 4/15/2038	370	345
GO, 3.50%, 4/15/2039	235	221
GO, 3.75%, 4/15/2044	1,500	1,345
Total Pennsylvania		158,619
Puerto Rico — 0.3%
Puerto Rico Public Finance Corp. Series E, Rev., AGC - ICC, AGM - CR, 6.00%, 8/1/2026 (b)	10,000	10,896
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Rhode Island — 0.0% ^
Rhode Island Infrastructure Bank, Municipal Road and Bridge Series 2018A, Rev., 5.00%, 10/1/2024	25	26
Rhode Island Turnpike and Bridge Authority, Motor Fuel Tax Series 2019A, Rev., 4.00%, 10/1/2044	480	441
Total Rhode Island		467
South Carolina — 0.2%
Berkeley County School District Rev., 5.00%, 12/1/2023	1,505	1,526
Charleston County Airport District Rev., 5.00%, 7/1/2026	100	106
City of Columbia
Rev., 5.00%, 2/1/2035	125	146
Rev., 5.00%, 2/1/2036	100	115
Rev., 5.00%, 2/1/2038	160	181
City of Spartanburg, Water System Series B, Rev., 5.00%, 6/1/2031	480	521
Lexington County Health Services District, Inc., LexMed Obligated Group
Rev., 5.00%, 11/1/2025	140	145
Rev., 5.00%, 11/1/2029	575	615
Rev., 4.00%, 11/1/2030	750	770
Rev., 4.00%, 11/1/2031	500	512
Rev., 4.00%, 11/1/2032	535	545
Rev., 4.00%, 11/1/2033	200	203
South Carolina Jobs-Economic Development Authority, Kiawah Life Plan Village, Inc., Project Series 2021A, Rev., 8.75%, 7/1/2025 (d)	625	662
Total South Carolina		6,047
South Dakota — 0.0% ^
Brookings School District No. 005-1 GO, 4.00%, 7/1/2026	25	26
Tennessee — 7.5%
Chattanooga Health Educational and Housing Facility Board, Commonspirit Health
Series 2019A-1, Rev., 5.00%, 8/1/2031	1,000	1,078
Series 2019A-1, Rev., 5.00%, 8/1/2032	1,000	1,075
Series 2019A-1, Rev., 5.00%, 8/1/2034	750	799
Series 2019A-1, Rev., 5.00%, 8/1/2035	510	538
City of Johnson City Series 2019B, GO, 5.00%, 6/1/2028	45	50
City of Kingsport Series B, GO, 5.00%, 3/1/2025	110	114
City of Knoxville, Electric System Series 2017-II, Rev., 5.00%, 7/1/2023	25	25
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	73

JPMorgan National Municipal Income Fund (formerly known as JPMorgan Intermediate Tax Free Bond Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Tennessee — continued
County of Shelby, Public Improvement Series 2019A, GO, 4.00%, 4/1/2034	9,470	9,921
County of Sullivan GO, 4.00%, 5/1/2045	40	38
Franklin Special School District, School Improvement, Limited Tax GO, 5.00%, 6/1/2028	100	111
Greeneville Health and Educational Facilities Board, Ballad Health Obligated Group
Series 2018A, Rev., 5.00%, 7/1/2032	8,860	8,881
Series 2018-A, Rev., 5.00%, 7/1/2034	4,840	4,848
Knox County Health Educational and Housing Facility Board, East Tennessee Children's Hospital
Rev., 5.00%, 11/15/2025	855	891
Rev., 5.00%, 11/15/2027	800	854
Rev., 4.00%, 11/15/2043	6,145	5,700
Memphis-Shelby County Airport Authority Series 2021A, Rev., AMT, 5.00%, 7/1/2030	545	590
Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Trevecca Nazarene University Project Series 2021B, Rev., 4.00%, 10/1/2041	2,590	2,199
Metropolitan Government of Nashville and Davidson County
GO, 5.00%, 7/1/2024	15	15
Series C, GO, 5.00%, 7/1/2025 (b)	5,500	5,744
GO, 5.00%, 7/1/2029	27,295	30,328
GO, 5.00%, 1/1/2031	15	16
GO, 4.00%, 7/1/2031	17,400	18,041
GO, 5.00%, 7/1/2031	10,000	11,064
GO, 4.00%, 7/1/2036	24,290	24,613
GO, 4.00%, 7/1/2037	16,205	16,313
Metropolitan Nashville Airport Authority (The)
Series 2022-B, Rev., AMT, 5.50%, 7/1/2036	600	671
Series 2022-B, Rev., AMT, 5.50%, 7/1/2037	1,500	1,668
Series 2022-B, Rev., AMT, 5.50%, 7/1/2039	2,300	2,537
Series 2022-B, Rev., AMT, 5.50%, 7/1/2040	2,000	2,195
Series 2022-B, Rev., AMT, 5.50%, 7/1/2041	1,875	2,048
Series 2022-B, Rev., AMT, 5.50%, 7/1/2042	2,000	2,175
Series 2022-B, Rev., AMT, 5.25%, 7/1/2047	9,470	9,919
Metropolitan Nashville Airport Authority (The), Subordinate Airport
Series 2019A, Rev., 5.00%, 7/1/2033	825	922
Series 2019A, Rev., 5.00%, 7/1/2034	275	305
Series 2019A, Rev., 5.00%, 7/1/2035	545	600
Series 2019B, Rev., AMT, 5.00%, 7/1/2035	300	319
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Tennessee — continued
Series 2019A, Rev., 5.00%, 7/1/2039	1,800	1,921
Series 2019B, Rev., AMT, 5.00%, 7/1/2039	625	652
Series 2019A, Rev., 5.00%, 7/1/2044	2,440	2,563
Series 2019A, Rev., 5.00%, 7/1/2049	180	188
Series 2019B, Rev., AMT, 4.00%, 7/1/2054	1,550	1,350
Series 2019-B, Rev., AMT, 5.00%, 7/1/2054	5,000	5,077
Shelby County Health Educational and Housing Facilities Board, The Farms at Bailey Station Project
Series 2019A, Rev., 5.75%, 10/1/2049	2,420	1,901
Series 2019A, Rev., 5.75%, 10/1/2054	4,280	3,287
Series 2019A, Rev., 5.75%, 10/1/2059	1,240	932
Tennessee Energy Acquisition Corp., Commodity Project Series 2021A, Rev., 5.00%, 11/1/2031 (c)	18,045	18,891
Tennessee Energy Acquisition Corp., Gas Project
Series 2018, Rev., 4.00%, 11/1/2025 (c)	56,650	56,603
Series 2006B, Rev., 5.63%, 9/1/2026	5,000	5,161
Tennessee State School Bond Authority, Higher Educational Facilities Second Program Series B, Rev., 5.00%, 11/1/2031	75	82
Total Tennessee		265,813
Texas — 3.5%
Alto Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2030	25	28
Arlington Higher Education Finance Corp.
Series 2021A, Rev., 5.00%, 8/15/2024	195	194
Series 2021A, Rev., 5.00%, 8/15/2025	205	204
Series 2021A, Rev., 5.00%, 8/15/2026	190	189
Series 2021A, Rev., 5.00%, 8/15/2027	105	104
Series 2021A, Rev., 5.00%, 8/15/2028	35	35
Series 2021A, Rev., 4.00%, 8/15/2029	40	38
Series 2021A, Rev., 4.00%, 8/15/2030	45	42
Series 2021A, Rev., 4.00%, 8/15/2031	45	41
Series 2021A, Rev., 4.00%, 8/15/2036	170	146
Arlington Higher Education Finance Corp., Trinity Basin Preparatory, Inc.
Rev., PSF-GTD, 5.00%, 8/15/2033	125	140
Rev., PSF-GTD, 5.00%, 8/15/2034	150	167
Rev., PSF-GTD, 5.00%, 8/15/2035	200	220
Arlington Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2031	40	45
Baytown Municipal Development District, Baytown Convention Center Hotel, First Lien
Series 2021A, Rev., 2.50%, 10/1/2031	270	228
SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Texas — continued
Series 2021A, Rev., 4.00%, 10/1/2050	875	699
Belton Independent School District, Unlimited Tax GO, PSF-GTD, 4.00%, 2/15/2032	25	26
Bexar County Hospital District, Limited Tax GO, 4.00%, 2/15/2036	25	25
Central Texas Regional Mobility Authority, Senior Lien
Series 2021B, Rev., 4.00%, 1/1/2040	1,000	969
Series 2021B, Rev., 4.00%, 1/1/2041	1,000	958
City of Austin, Airport System
Rev., AMT, 5.00%, 11/15/2033	500	506
Series 2019B, Rev., AMT, 5.00%, 11/15/2036	1,000	1,052
Series 2017B, Rev., AMT, 5.00%, 11/15/2046	5,000	5,053
City of Carrollton GO, 5.00%, 8/15/2024	10	10
City of College Station GO, 5.00%, 2/15/2024	25	25
City of Copperas Cove, Combination Tax GO, 5.00%, 8/15/2027	20	22
City of Dallas GO, 5.00%, 2/15/2029	2,505	2,606
City of Denton GO, 5.00%, 2/15/2025	25	26
City of El Paso GO, 4.00%, 8/15/2031	75	77
City of Fort Worth, General Purpose, Tarrant Denton Parker Johnson, General Purpose GO, 5.00%, 3/1/2028	30	33
City of Houston, Airport System, Subordinate Lien
Series 2018C, Rev., AMT, 5.00%, 7/1/2027	175	183
Series 2018B, Rev., 5.00%, 7/1/2030	85	94
Series 2018A, Rev., AMT, 5.00%, 7/1/2031	250	265
Series 2021A, Rev., AMT, 5.00%, 7/1/2033	750	818
Series 2018D, Rev., 5.00%, 7/1/2038	65	69
City of Houston, Airport System, United Airlines, Inc., Terminal Improvements Projects Series 2021B-1, Rev., AMT, 4.00%, 7/15/2041	3,600	3,092
City of Houston, Combined Utility System, First Lien
Series 2014C, Rev., 5.00%, 5/15/2023	20	20
Series 2016B, Rev., 4.00%, 11/15/2031	25	26
Series 2016B, Rev., 4.00%, 11/15/2037	40	40
City of Houston, Combined Utility System, Junior Lien Series 2002A, Rev., AGM, 5.75%, 12/1/2032 (b)	2,000	2,518
City of Houston, Public Improvement Series 2014A, GO, 5.00%, 3/1/2024 (b)	2,600	2,646
City of Irving, Hotel Occupancy, Occupancy Tax GO, 5.00%, 8/15/2028	40	43
City of Irving, Waterworks and Sewer System, New Lien Rev., 5.00%, 8/15/2029	20	22
City of Killeen GO, 4.00%, 8/1/2033	50	52
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued
City of Laredo, Waterworks and Sewer System
Rev., 4.00%, 3/1/2035	30	30
Rev., 4.00%, 3/1/2040	100	98
City of McAllen GO, 5.00%, 2/15/2029	355	390
City of Midland, Certificates of Obligation GO, 5.00%, 3/1/2024	55	56
City of Pflugerville, Combination Tax, Certificates of Obligation GO, 5.00%, 8/1/2033	30	33
City of Pflugerville, Limited Tax GO, 5.00%, 8/1/2026	25	27
City of Plano GO, 5.00%, 9/1/2029	1,855	2,014
City of San Antonio, Electric and Gas Systems
Rev., 5.00%, 2/1/2028	310	340
Rev., 5.00%, 2/1/2029	100	108
Series 2020, Rev., 5.00%, 2/1/2036	30	33
City of San Antonio, General Improvement GO, 5.00%, 8/1/2027	20	22
City of Victoria, Utility System Rev., 5.00%, 12/1/2023 (b)	1,740	1,764
City of Waco, Combination Tax, Certificates of Obligation GO, 5.00%, 2/1/2028	35	38
Cleveland Independent School District, Unlimited Tax School Building Series 2018A, GO, PSF-GTD, 5.00%, 2/15/2031	80	88
Coastal Water Authority, City of Houston Projects Rev., 5.00%, 12/15/2025	5,115	5,122
Conroe Local Government Corp., Conroe Convention Center Hotel Series 2021A, Rev., 2.50%, 10/1/2031	125	104
County of Denton, Permanent Improvement GO, 5.00%, 7/15/2027	50	53
County of Harris, Toll Road, Senior Lien
Series 2016A, Rev., 5.00%, 8/15/2028	4,500	4,773
Series 2016A, Rev., 5.00%, 8/15/2036	60	63
County of Hays, Unlimited Tax GO, 5.00%, 2/15/2031	45	49
County of Hidalgo Series 2018B, GO, 5.00%, 8/15/2028	25	28
Cypress-Fairbanks Independent School District, Unlimited Tax Series 2019A, GO, PSF-GTD, 5.00%, 2/15/2031	25	28
Dallas Area Rapid Transit, Sales Tax, Senior Lien
Series 2016A, Rev., 5.00%, 12/1/2025 (b)	9,905	10,387
Series 2020A, Rev., 5.00%, 12/1/2030	45	51
Rev., 5.00%, 12/1/2031	45	51
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	75

JPMorgan National Municipal Income Fund (formerly known as JPMorgan Intermediate Tax Free Bond Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Texas — continued
Dallas Fort Worth International Airport Series F, Rev., 5.00%, 11/1/2024	5,000	5,058
Fort Bend County Municipal Utility District No. 25, Unlimited Tax GO, 4.00%, 10/1/2024	25	25
Garland Independent School District, Unlimited Tax, School Building Series 2015 A, GO, 5.00%, 2/15/2026	10	10
Georgetown Independent School District, Unlimited Tax Series 2019-D, GO, 4.00%, 8/15/2033	30	31
Grand Parkway Transportation Corp., System Toll Series 2018A, Rev., 5.00%, 10/1/2034	45	49
Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System
Series 2014A, Rev., 5.00%, 12/1/2024	30	31
Series 2014A, Rev., 5.00%, 12/1/2028	185	191
Harris County Toll Road Authority (The), Senior Lien Series 2018A, Rev., 5.00%, 8/15/2023	35	35
Harris County-Houston Sports Authority, Taxable Senior Lien Series A, Rev., AGM, 5.00%, 11/15/2024	30	31
Haskell Consolidated Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2029	10	10
Houston Community College System, Combined Fee Rev., 4.00%, 4/15/2031	25	26
Houston Higher Education Finance Corp., Houston Baptist University Rev., 3.38%, 10/1/2037	250	206
Houston Independent School District, Maintenance Tax Notes GO, 5.00%, 7/15/2031	9,700	10,775
Killeen Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2035	25	28
La Porte Independent School District, Unlimited Tax GO, 4.00%, 2/15/2030	20	20
Lewisville Independent School District, Unlimited Tax Series 2016A, GO, PSF-GTD, 4.00%, 8/15/2026	505	515
Longview Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2025	80	83
Matagorda County Navigation District No.1, Pollution Control, Central Power and Light Co. Project Series 2001A, Rev., 2.60%, 11/1/2029	4,625	4,085
Metropolitan Transit Authority of Harris County, Sales and Use Tax, Contractual Obligations Rev., 5.00%, 11/1/2023	25	25
New Hope Cultural Education Facilities Finance Corp, Outlook at Windhaven Forefront Living Series 2022B-3, Rev., 4.25%, 10/1/2026	2,225	2,200
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued
New Hope Cultural Education Facilities Finance Corp., Morningside Ministries Project
Rev., 4.00%, 1/1/2032	420	359
Rev., 4.00%, 1/1/2037	525	415
New Hope Cultural Education Facilities Finance Corp., Westminster Project Rev., 4.00%, 11/1/2055	600	424
North Texas Municipal Water District Water System Rev., 5.00%, 9/1/2035	20	21
North Texas Municipal Water District, Upper East Fork Wastewater Interceptor System Rev., 5.00%, 6/1/2027	15	16
North Texas Municipal Water District, Wastewater System Rev., 5.00%, 6/1/2027	15	16
North Texas Tollway Authority, First Tier Series 2020-A, Rev., 4.00%, 1/2/2038	5,000	4,967
North Texas Tollway Authority, Second Tier
Series B, Rev., 5.00%, 1/1/2026	25	25
Series B, Rev., 5.00%, 1/1/2030	1,100	1,156
Pearland Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2024	25	25
Permanent University Fund - Texas A&M University System Series 2009A, Rev., 5.25%, 7/1/2028	2,015	2,117
Plano Independent School District, Unlimited Tax GO, 5.00%, 2/15/2041	3,900	4,335
San Antonio Education Facilities Corp., Hallmark University Project
Series 2021A, Rev., 5.00%, 10/1/2031	260	249
Series 2021A, Rev., 5.00%, 10/1/2041	200	172
San Antonio Education Facilities Corp., University of the Incarnate Word Project Series 2021A, Rev., 4.00%, 4/1/2041	900	786
San Antonio Water System, Junior Lien Series C, Rev., 5.00%, 5/15/2031	1,125	1,206
San Jacinto Community College District, Limited Tax Series 2016A, GO, 5.00%, 2/15/2024	75	76
Southwest Houston Redevelopment Authority, Tax Increment
Rev., AGM, 4.00%, 9/1/2031	225	238
Rev., AGM, 4.00%, 9/1/2032	250	263
Rev., AGM, 4.00%, 9/1/2033	225	233
Rev., AGM, 4.00%, 9/1/2034	225	231
Rev., AGM, 4.00%, 9/1/2035	225	228
Rev., AGM, 4.00%, 9/1/2036	350	352
Rev., AGM, 4.00%, 9/1/2037	390	392
SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Texas — continued
Tarrant County Cultural Education Facilities Finance Corp., Christus Health
Series 2018A, Rev., 5.00%, 7/1/2025	150	155
Series 2018A, Rev., 5.00%, 7/1/2028	40	44
Series 2018B, Rev., 5.00%, 7/1/2033	100	108
Tarrant County Cultural Education Facilities Finance Corp., Health Resources System Series 2016A, Rev., 5.00%, 2/15/2026	50	52
Tarrant County Cultural Education Facilities Finance Corp., Hospital, Cook Children's Medical Center
Rev., 5.00%, 12/1/2027	50	55
Rev., 5.00%, 12/1/2029	25	28
Tarrant County Cultural Education Facilities Finance Corp., Retirement Facility, MRC Stevenson Oaks Project
Series 2020A, Rev., 6.25%, 11/15/2031	500	484
Series 2020A, Rev., 6.63%, 11/15/2041	2,545	2,405
Tarrant County Cultural Education Facilities Finance Corp., Retirement Facility, MRC Stevenson Oaks Project, Tax Exempt
Series 2020B-2, Rev., 3.00%, 11/15/2026	750	716
Series 2020B-1, Rev., 4.00%, 11/15/2027	18,900	17,850
Tarrant Regional, Water Control and Improvement District, Water System Rev., 4.00%, 3/1/2031	25	26
Texas Municipal Gas Acquisition and Supply Corp., I Gas Supply Senior Lien Series D, Rev., 6.25%, 12/15/2026	2,890	3,016
Texas Water Development Board Series 2018-B, Rev., 5.00%, 4/15/2031	7,000	7,799
Texas Water Development Board, State Revolving Fund Rev., 5.00%, 8/1/2038	45	49
University of Houston Series 2017A, Rev., 5.00%, 2/15/2037	30	31
University of North Texas System Series 2015A, Rev., 5.00%, 4/15/2040	50	51
Waxahachie Independent School District, Unlimited Tax GO, PSF-GTD, 4.00%, 8/15/2041	25	24
Weslaco Independent School District, Limited Maintenance Tax Notes GO, AGM, 5.00%, 2/15/2028	25	27
Total Texas		124,202
Utah — 0.5%
City of Salt Lake, International Airport Series 2018B, Rev., 5.00%, 7/1/2048	25	26
City of Salt Lake, Public Utilities Rev., 5.00%, 2/1/2032	10	11
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Utah — continued
County of Davis, Sales Tax Series 2019B, Rev., 5.00%, 4/1/2026	30	32
County of Utah, IHC Health Services, Inc.
Series 2018A, Rev., 5.00%, 5/15/2032	25	27
Series 2018A, Rev., 5.00%, 5/15/2034	70	76
Series 2018A, Rev., 5.00%, 5/15/2038	30	32
Davis School District, School District Bond Guaranty Program Series 2019A, GO, 5.00%, 6/1/2031	35	39
Local Building Authority of Alpine School District Rev., 5.00%, 3/15/2025	75	78
Mida Golf and Equestrian Center Public Infrastructure District, Limited Tax GO, 4.25%, 6/1/2041 (d)	1,105	875
Mida Mountain Village Public Infrastructure District, Mountain Village Assessment Area #2
Rev., 4.00%, 8/1/2024 (d)	1,120	1,107
Rev., 4.00%, 8/1/2026 (d)	1,290	1,250
Rev., 4.00%, 8/1/2028 (d)	1,230	1,168
Rev., 4.00%, 8/1/2031 (d)	1,000	904
Military Installation Development Authority
Series 2021A-1, Rev., 4.00%, 6/1/2036	650	539
Series 2021A-2, Rev., 4.00%, 6/1/2036	1,150	953
Series 2021A-1, Rev., 4.00%, 6/1/2041	525	409
University of Utah (The)
Series 2015B, Rev., 5.00%, 8/1/2023	40	40
Series 2017A, Rev., 5.00%, 8/1/2032	40	44
Utah Charter School Finance Authority, Beehive Science and Technology Academy Project Series 2021A, Rev., 4.00%, 10/15/2031 (d)	1,250	1,143
Utah Infrastructure Agency
Rev., 5.00%, 10/15/2027	160	161
Rev., 5.00%, 10/15/2032	515	522
Rev., 4.00%, 10/15/2038	1,560	1,562
Utah Infrastructure Agency, Clearfield City Project Rev., 4.00%, 10/15/2040	915	844
Utah Infrastructure Agency, Tax-Exempt Telecommunications
Series 2018A, Rev., 5.00%, 10/15/2023	620	619
Series 2018A, Rev., 5.00%, 10/15/2025	1,450	1,448
Series 2018A, Rev., 5.00%, 10/15/2028	1,000	1,008
Series 2018A, Rev., 5.25%, 10/15/2033	965	981
Utah Transit Authority, Subordinate Sales Tax Rev., 4.00%, 12/15/2031	40	41
Utah Water Finance Agency, Loan Financing Program
Series 2019A, Rev., 5.00%, 3/1/2028	50	55
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	77

JPMorgan National Municipal Income Fund (formerly known as JPMorgan Intermediate Tax Free Bond Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Utah — continued
Series 2017C, Rev., 5.00%, 3/1/2034	350	374
West Jordan Municipal Building Authority Rev., 5.00%, 10/1/2023	5	5
West Valley City Municipal Building Authority Rev., AGM, 5.00%, 2/1/2039	30	31
Total Utah		16,404
Vermont — 0.0% ^
City of Burlington, Public Improvement Series 2019-A, GO, 4.00%, 11/1/2034	125	131
University of Vermont and State Agricultural College
Rev., 5.00%, 10/1/2024	25	26
Series 2019-A, Rev., 5.00%, 10/1/2039	15	16
Vermont Educational and Health Buildings Financing Agency, University of Vermont Medical Center Series 2016A, Rev., 5.00%, 12/1/2025	30	31
Vermont Municipal Bond Bank Series 4, Rev., 5.00%, 12/1/2028	400	440
Total Vermont		644
Virginia — 1.2%
City of Newport News Rev., 5.00%, 7/15/2024	10	10
County of Fairfax, Sewer Series 2016A, Rev., 4.00%, 7/15/2038	50	50
Fairfax County Water Authority Subseries B, Rev., 5.25%, 4/1/2025	3,500	3,658
Hampton Roads Transportation Accountability Commission, Transportation Fund, Senior Lien Series 2018A, Rev., 5.00%, 7/1/2027	45	49
Lynchburg Economic Development Authority, Centra Health Obligated Group Rev., 4.00%, 1/1/2037	1,590	1,509
Lynchburg Economic Development Authority, Central Health, Inc. Rev., 4.00%, 1/1/2038	550	522
Northern Virginia Transportation Authority, Special Tax
Rev., 5.00%, 6/1/2033	2,035	2,075
Rev., 5.00%, 6/1/2034	2,285	2,327
Powhatan County Economic Development Authority Rev., 5.00%, 10/15/2025	25	26
Virginia Beach Development Authority, Public Facility Series B, Rev., 5.00%, 7/15/2025	2,635	2,756
Virginia College Building Authority, Education Facilities, Regent University Project
Rev., 5.00%, 6/1/2029	350	362
Rev., 5.00%, 6/1/2030	220	228
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Virginia — continued
Virginia College Building Authority, Educational Facilities, Washington and Lee University Project
Rev., NATL - RE, 5.25%, 1/1/2026	3,175	3,261
Rev., NATL - RE, 5.25%, 1/1/2031	30	33
Virginia Commonwealth Transportation Board, Capital Projects Series 2017A, Rev., 5.00%, 5/15/2032	35	38
Virginia Commonwealth Transportation Board, Federal Transportation
Series 2013A, Rev., GAN, 5.00%, 3/15/2023 (b)	30	30
Rev., GAN, 5.00%, 9/15/2025	45	47
Series 2017, Rev., GAN, 5.00%, 9/15/2025	20	21
Virginia Public School Authority, School Financing 1997 Resolution Series 2015A, Rev., 5.00%, 8/1/2028	30	31
Virginia Resources Authority, Infrastructure Moral Obligation, Pooled Financing Program Series 2019C, Rev., 5.00%, 11/1/2029	25	28
Virginia Small Business Financing Authority Rev., AMT, 4.00%, 1/1/2036	5,000	4,780
Virginia Small Business Financing Authority, Senior Lien
Rev., AMT, 4.00%, 1/1/2029	775	770
Rev., AMT, 4.00%, 7/1/2029	3,875	3,853
Rev., AMT, 4.00%, 1/1/2031	5,250	5,216
Rev., AMT, 4.00%, 1/1/2032	5,000	4,958
Virginia Small Business Financing Authority, The Obligated Group of National Senior Campuses, Inc.
Series 2020A, Rev., 5.00%, 1/1/2028	1,200	1,261
Series 2020A, Rev., 5.00%, 1/1/2029	1,400	1,489
Series 2020A, Rev., 5.00%, 1/1/2030	1,650	1,774
Series 2020A, Rev., 5.00%, 1/1/2031	1,500	1,613
Series 2020A, Rev., 5.00%, 1/1/2032	1,500	1,609
Total Virginia		44,384
Washington — 4.2%
Benton County School District No. 17 Kennewick, Unlimited Tax GO, 5.00%, 12/1/2027	50	52
Central Puget Sound Regional Transit Authority, Sales and Motor Vehicle Excise Tax
Series 2016 S-1, Rev., 5.00%, 11/1/2027	25	27
Series 2016 S-1, Rev., 5.00%, 11/1/2028	40	43
Chelan County Public Utility District No. 1 Series 2020-A, Rev., 4.00%, 7/1/2038	1,670	1,685
SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Washington — continued
Chelan County School District No. 228 Cascade, Unlimited Tax GO, 5.00%, 12/1/2027	90	96
City of Everett, Limited Tax GO, 5.00%, 12/1/2026	60	64
City of Seattle, Municipal Light and Power Improvement Series 2018A, Rev., 4.00%, 1/1/2048	2,000	1,886
City of Tacoma Rev., 5.00%, 12/1/2031	40	45
City of Tacoma, Electric System Rev., 5.00%, 1/1/2028	35	38
City of Wenatchee, Limited Tax GO, 4.00%, 12/1/2034	70	73
Clark County, Vancouver School District No. 37, Unlimited Tax GO, 5.00%, 12/1/2027	25	27
Clark Regional Wastewater District
Rev., 5.00%, 12/1/2032	125	141
Rev., 5.00%, 12/1/2034	180	202
Rev., 5.00%, 12/1/2035	160	178
Rev., 5.00%, 12/1/2037	310	341
County of King, Sewer Rev., 5.00%, 7/1/2031	30	33
County of Kitsap, Sewer Rev., 4.00%, 12/1/2032	25	26
County of Snohomish GO, 4.00%, 12/1/2039	1,470	1,478
County of Spokane, Limited Tax Series 2019A, GO, 5.00%, 12/1/2040	25	27
Energy Northwest, Columbia Generating Station
Series 2015-A, Rev., 5.00%, 7/1/2031	30	31
Series 2018C, Rev., 5.00%, 7/1/2031	35	39
Series 2017-A, Rev., 5.00%, 7/1/2034	5,025	5,403
Series 2018A, Rev., 5.00%, 7/1/2034	25	28
Series 2019A, Rev., 5.00%, 7/1/2036	40	44
FYI Properties, State of Washington District Project
Rev., 5.00%, 6/1/2030	35	39
Rev., 5.00%, 6/1/2031	5,650	6,246
Rev., 5.00%, 6/1/2032	235	260
Rev., 5.00%, 6/1/2033	5,345	5,891
Rev., 5.00%, 6/1/2034	5,990	6,579
Rev., 5.00%, 6/1/2035	7,200	7,837
Rev., 5.00%, 6/1/2036	4,915	5,299
King County Fire Protection District No. 2, Unlimited Tax GO, 4.00%, 12/1/2025	125	128
King County School District No. 403 Renton, Unlimited Tax GO, 4.00%, 12/1/2036	35	36
King County School District No. 405 Bellevue, Unlimited Tax GO, 5.00%, 12/1/2023	25	25
King County School District No. 411 Issaquah, Unlimited Tax GO, 5.00%, 12/1/2027	30	33
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Washington — continued
King County School District No. 412 Shoreline GO, 5.00%, 12/1/2025	60	61
King County School District No. 415 Kent, Unlimited Tax GO, 4.00%, 12/1/2037	40	40
Kitsap County School District No. 401 Central Kitsap, Unlimited Tax GO, 4.00%, 12/1/2031	45	47
Port of Seattle, Intermediate Lien
Series B, Rev., 5.00%, 3/1/2032	4,000	4,078
Series 2015B, Rev., 5.00%, 3/1/2034	1,000	1,018
Port of Tacoma, Limited Tax Series 2016A, GO, 5.00%, 12/1/2030	15	16
Shoreline Fire Department, Limited Tax GO, 5.00%, 12/1/2027	25	27
State of Washington, Motor Vehicle Fuel Tax Series R-2016C, GO, 5.00%, 7/1/2030	30	32
State of Washington, State Agency Real Property Series 2018B, COP, 5.00%, 7/1/2041	40	42
State of Washington, State and Local Agency Real and Personal Property
Series 2017A, COP, 5.00%, 7/1/2029	35	38
Series 2018C, COP, 5.00%, 7/1/2034	1,050	1,147
Series 2019A, COP, 5.00%, 1/1/2035	45	49
Series 2015C, COP, 4.00%, 1/1/2038	50	50
State of Washington, Various Purpose
Series R-2015A, GO, 4.00%, 7/1/2026	4,465	4,527
Series 2016C, GO, 5.00%, 2/1/2028	30	32
Series 2017A, GO, 5.00%, 8/1/2030	50	53
Series C, GO, 5.00%, 2/1/2037	14,430	15,547
Series 2017D, GO, 5.00%, 2/1/2040	40	42
Series B, GO, 5.00%, 2/1/2040	20,965	21,413
Series 2018A, GO, 5.00%, 8/1/2040	10,000	10,541
Series 2023A, GO, 5.00%, 8/1/2040	13,330	14,769
Series 2020C, GO, 5.00%, 2/1/2041	75	81
Tacoma Metropolitan Park District, Unlimited Tax
GO, 5.00%, 12/1/2036	600	616
GO, 5.00%, 12/1/2037	1,750	1,794
Thurston and Pierce Counties Community Schools, Unlimited Tax
GO, 5.00%, 12/1/2027	30	33
GO, 4.00%, 12/1/2034	35	36
University of Washington
Series 2015C, Rev., 5.00%, 12/1/2023	25	25
Rev., 5.00%, 4/1/2029	1,860	2,018
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	79

JPMorgan National Municipal Income Fund (formerly known as JPMorgan Intermediate Tax Free Bond Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Washington — continued
Washington Health Care Facilities Authority, Commonspirit Health
Series 2019A-1, Rev., 5.00%, 8/1/2031	780	841
Series 2019A-2, Rev., 5.00%, 8/1/2031	1,000	1,078
Series 2019A-1, Rev., 5.00%, 8/1/2032	1,000	1,075
Series 2019A-2, Rev., 5.00%, 8/1/2032	1,000	1,075
Series 2019A-1, Rev., 5.00%, 8/1/2034	1,250	1,331
Series 2019A-2, Rev., 5.00%, 8/1/2034	1,000	1,065
Series 2019A-1, Rev., 5.00%, 8/1/2035	750	792
Series 2019A-2, Rev., 5.00%, 8/1/2035	1,000	1,055
Washington Health Care Facilities Authority, Multi-care Health System
Series 2017B, Rev., 5.00%, 8/15/2031	30	32
Series 2017B, Rev., 5.00%, 8/15/2034	35	37
Washington Health Care Facilities Authority, Providence St. Joseph Health Series 2018B, Rev., 5.00%, 10/1/2025	50	52
Washington Health Care Facilities Authority, Seattle Cancer Care Alliance
Rev., 5.00%, 12/1/2031 (d)	200	217
Rev., 5.00%, 9/1/2039	100	104
Washington Higher Education Facilities Authority, Seattle University Project
Rev., 3.50%, 5/1/2039	460	389
Rev., 3.63%, 5/1/2040	985	832
Rev., 4.00%, 5/1/2045	500	460
Washington State Housing Finance Commission, Rockwood Retirement Communities Project
Series 2020B-2, Rev., 3.00%, 7/1/2027 (d)	7,050	6,180
Series 2020B-1, Rev., 3.38%, 7/1/2028 (d)	7,200	6,214
Series 2020A, Rev., 5.00%, 1/1/2032 (d)	1,920	1,687
Series 2020A, Rev., 5.00%, 1/1/2041 (d)	2,000	1,565
Washington State University Rev., 5.00%, 4/1/2030	40	41
Whitman County Reorganized School District No. 300, Colfax Unlimited Tax GO, 5.00%, 12/1/2032	40	44
Yakima County School District No. 208 West Valley GO, 4.00%, 12/1/2034	30	31
Total Washington		148,749
West Virginia — 0.0% ^
State of West Virginia Series 2018A, GO, 5.00%, 6/1/2028	25	28
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wisconsin — 1.4%
City of Mequon, Water System Series 2017A, Rev., 4.00%, 5/1/2027	25	26
County of Milwaukee, Airport Series 2019A, Rev., 5.00%, 12/1/2026	175	187
DeForest Area School District GO, 4.00%, 4/1/2031	25	26
Milwaukee Area Technical College District, Promissory Notes Series 2018-19C, GO, 4.00%, 6/1/2023	40	40
Public Finance Authority, Acts Retirement Life Communities, Inc., Obligated Group
Series 2020A, Rev., 4.00%, 11/15/2037	300	264
Series 2020A, Rev., 5.00%, 11/15/2041	1,445	1,394
Public Finance Authority, Appalachian Regional Healthcare System Obligated Group
Series 2021A, Rev., 5.00%, 7/1/2035	300	317
Series 2021A, Rev., 5.00%, 7/1/2036	350	366
Series 2021A, Rev., 5.00%, 7/1/2037	300	311
Series 2021A, Rev., 5.00%, 7/1/2038	375	387
Series 2021A, Rev., 5.00%, 7/1/2039	350	359
Public Finance Authority, Ascend Leadership Academy Project Series 2021A, Rev., 5.00%, 6/15/2041 (d)	1,035	870
Public Finance Authority, Blue Ridge Healthcare Facilities
Series 2020A, Rev., 5.00%, 1/1/2031	650	701
Series 2020A, Rev., 5.00%, 1/1/2032	680	731
Series 2020A, Rev., 5.00%, 1/1/2033	500	536
Series 2020A, Rev., 5.00%, 1/1/2034	500	534
Series 2020A, Rev., 5.00%, 1/1/2035	500	530
Series 2020A, Rev., 5.00%, 1/1/2036	500	524
Series 2020A, Rev., 5.00%, 1/1/2037	600	624
Series 2020A, Rev., 5.00%, 1/1/2038	735	760
Series 2020A, Rev., 5.00%, 1/1/2039	700	720
Series 2020A, Rev., 5.00%, 1/1/2040	500	511
Series 2020A, Rev., 4.00%, 1/1/2045	750	667
Public Finance Authority, Carson Valley Medical Center
Series 2021A, Rev., 3.00%, 12/1/2026	250	236
Series 2021A, Rev., 4.00%, 12/1/2031	350	333
Series 2021A, Rev., 4.00%, 12/1/2041	750	613
Public Finance Authority, ENO River Academy Project
Series 2020A, Rev., 4.00%, 6/15/2030 (d)	235	222
Series 2020A, Rev., 5.00%, 6/15/2040 (d)	405	385
SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Wisconsin — continued
Public Finance Authority, Entrance Fee Principal Redemption, Searstone CCRC Project Series 2021B2, Rev., 2.25%, 6/1/2027 (d)	1,755	1,575
Public Finance Authority, Lenoir-Rhyne University
Series 2022, Rev., 5.00%, 4/1/2032	670	693
Series 2022, Rev., 5.00%, 4/1/2033	1,405	1,448
Public Finance Authority, Piedmont Community Charter School
Rev., 5.00%, 6/15/2024	205	206
Rev., 5.00%, 6/15/2026	225	229
Rev., 5.00%, 6/15/2034	215	223
Rev., 5.00%, 6/15/2039	390	394
Public Finance Authority, Renown Regional Medical Center Project Series 2020A, Rev., 5.00%, 6/1/2032	1,650	1,773
Public Finance Authority, Roseman University of Health Sciences Project
Rev., 4.00%, 4/1/2032 (d)	360	331
Rev., 4.00%, 4/1/2042 (d)	1,400	1,124
Public Finance Authority, the Carmelite System, Inc., Obligated Group Rev., 3.25%, 1/1/2028	835	783
Public Finance Authority, the Franklin School of Innovation Rev., 5.00%, 1/1/2042 (d)	500	456
Public Finance Authority, Triad Educational Services, Inc.
Series 2021A, Rev., 4.00%, 6/15/2025	355	350
Series 2021A, Rev., 4.00%, 6/15/2027	385	377
Series 2021A, Rev., 4.00%, 6/15/2029	415	403
Series 2021A, Rev., 4.00%, 6/15/2031	450	432
Series 2021A, Rev., 4.00%, 6/15/2041	1,000	831
Public Finance Authority, Viticus Group Project
Series 2022A, Rev., 4.00%, 12/1/2031 (d)	540	486
Series 2022A, Rev., 4.00%, 12/1/2041 (d)	2,320	1,867
Public Finance Authority, Wakemed Hospital Series 2019A, Rev., 5.00%, 10/1/2044	12,500	12,682
State of Wisconsin
Series 2017-1, GO, 5.00%, 11/1/2023	30	30
Series 3, GO, 5.00%, 11/1/2030	4,190	4,590
State of Wisconsin, Annual Appropriation Federally Tax-Exempt Series 2017B, Rev., 5.00%, 5/1/2026 (b)	25	27
Wisconsin Department of Transportation
Series 2015-1, Rev., 5.00%, 7/1/2023	35	35
Series 2017-1, Rev., 5.00%, 7/1/2023	35	35
Series 2017-2, Rev., 5.00%, 7/1/2030	30	33
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wisconsin — continued
Wisconsin Health and Educational Facilities Authority, Agnesian Healthcare, Inc. Rev., 5.00%, 7/1/2027	95	101
Wisconsin Health and Educational Facilities Authority, Aspirus, Inc., Obligated Group
Rev., 5.00%, 8/15/2025	35	36
Rev., 5.00%, 8/15/2027	25	25
Wisconsin Health and Educational Facilities Authority, Hope Christian Schools Rev., 3.00%, 12/1/2031	560	480
Wisconsin Health and Educational Facilities Authority, Marshfield Clinic Health, Inc. Series 2020B-2, Rev., 5.00%, 2/15/2027 (c)	1,500	1,547
Wisconsin Health and Educational Facilities Authority, Oakwood Lutheran Senior Ministries
Rev., 4.00%, 1/1/2026	175	170
Rev., 4.00%, 1/1/2027	180	173
Rev., 4.00%, 1/1/2028	375	353
Rev., 4.00%, 1/1/2029	385	357
Rev., 4.00%, 1/1/2030	405	371
Rev., 4.00%, 1/1/2037	1,125	925
Wisconsin Health and Educational Facilities Authority, Three Pillars Senior Living Communities Series 2021A, Rev., 4.00%, 8/15/2041	825	684
Total Wisconsin		49,809
Wyoming — 0.6%
Casper Community College District Rev., 4.00%, 4/15/2035	440	457
County of Campbell, Solid Waste Facilities, Basin Electric Power Co-operative, Dry Fork Station Facilities Series 2019A, Rev., 3.63%, 7/15/2039	23,570	20,331
Total Wyoming		20,788
Total Municipal Bonds (Cost $3,486,999)		3,383,218
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	81

JPMorgan National Municipal Income Fund (formerly known as JPMorgan Intermediate Tax Free Bond Fund)
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 3.8%
Investment Companies — 3.8%
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 2.93% (f) (g) (Cost $134,822)	134,812	134,839
Total Investments — 98.9% (Cost $3,621,821)		3,518,057
Other Assets Less Liabilities — 1.1%		38,172
NET ASSETS — 100.0%		3,556,229

Percentages indicated are based on net assets.

Abbreviations
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
BHAC	Insured by Berkshire Hathaway Assurance Corp.
CCRC	Congregate Care Retirement Center
COP	Certificate of Participation
CR	Custodial Receipts
GAN	Grant Anticipation Notes
GO	General Obligation
GTD	Guaranteed
IBC	Insured Bond Certificates
ICC	Insured Custody Certificates
LIQ	Liquidity Agreement
MTA	Metropolitan Transportation Authority
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RE	Reinsured
Rev.	Revenue

^	Amount rounds to less than 0.1% of net assets.
(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Security is prerefunded or escrowed to maturity.
(c)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 28, 2023.

(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(e)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(f)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(g)	The rate shown is the current yield as of February 28, 2023.
Futures contracts outstanding as of February 28, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
U.S. Treasury 10 Year Ultra Note	(419)	06/21/2023	USD	(49,154)	19

Abbreviations
USD	United States Dollar
Centrally Cleared Credit default swap contracts outstanding - buy protection(*) as of February 28, 2023 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.HY.39-V1	5.00	Quarterly	12/20/2027	4.61	USD 151,300	5,719	(9,422)	(3,703)

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. Morgan Municipal Bond Funds	February 28, 2023

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
CDX	Credit Default Swap Index
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	83

JPMorgan New York Tax Free Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS	Principal Amount ($000)	Value ($000)
Municipal Bonds—95.5% (a)
New York—95.5%
Education—4.5%
Build NYC Resource Corp., Global Community Charter School, Series 2022A, Rev., 4.00%, 6/15/2032	130	122
New York State Dormitory Authority, Court Facilities Lease, Series A, Rev., AMBAC, 5.50%, 5/15/2026	5,000	5,384
New York State Dormitory Authority, New York University
Series 1, Rev., AMBAC, 5.50%, 7/1/2023	2,900	2,923
Series 1, Rev., AMBAC, 5.50%, 7/1/2024	1,570	1,619
Series 1, Rev., AMBAC, 5.50%, 7/1/2025	2,280	2,400
New York State Dormitory Authority, Non Stop Supported Debt, New School University
Series 2022A, Rev., 5.00%, 7/1/2031	250	283
Series 2022A, Rev., 5.00%, 7/1/2033	250	283
New York State Dormitory Authority, Rochester Institute of Technology, Series 2019A, Rev., 5.00%, 7/1/2036	900	981
New York State Dormitory Authority, School Districts Financing Program
Series 2009A, Rev., AGC, 5.00%, 10/1/2024	20	20
Series 2018A, Rev., 5.00%, 10/1/2027	2,000	2,135
		16,150
General Obligation—17.2%
City of New York
Series C, Subseries C-1, GO, 5.00%, 8/1/2029	1,250	1,406
Series B, Subseries B-1, GO, 5.00%, 10/1/2031	1,500	1,689
Series E-1, GO, 5.25%, 3/1/2035	1,300	1,429
Series A, Subseries A-1, GO, 5.00%, 9/1/2037	1,400	1,572
Series D, Subseries D-1, GO, 5.25%, 5/1/2039	1,500	1,694
Series 2022A-1, GO, 4.00%, 8/1/2041	2,065	2,002
City of New York, Fiscal Year 2014, Subseries D-1, GO, 5.00%, 8/1/2028	2,000	2,013
City of New York, Fiscal Year 2018, Series F, Subseries F-1, GO, 5.00%, 4/1/2034	2,500	2,730
City of New York, Fiscal Year 2020, Series 2020C-1, GO, 5.00%, 8/1/2033	2,000	2,274
City of Rochester, Series II, GO, 5.00%, 8/1/2029	2,000	2,251
City of Syracuse, Public Improvement, Series 2019A, GO, 4.00%, 5/15/2024	1,000	1,010
City of White Plains, Public Improvement
GO, 4.00%, 9/15/2028	705	735
GO, 4.00%, 9/15/2029	1,100	1,149
County of Albany, Series A, GO, 4.00%, 6/1/2036	1,080	1,103
County of Monroe, GO, 5.00%, 6/1/2025	1,330	1,388
INVESTMENTS	Principal Amount ($000)	Value ($000)

General Obligation — continued
County of Nassau, General Improvement
Series 2016A, GO, 5.00%, 1/1/2025	1,000	1,033
Series 2019B, GO, 5.00%, 4/1/2026	1,270	1,345
Series A, GO, 5.00%, 4/1/2037	1,000	1,109
County of Onondaga
GO, 4.00%, 4/15/2029	2,760	2,830
GO, 4.00%, 6/15/2037	2,000	2,027
County of Suffolk, Series 2017-D, GO, 4.00%, 10/15/2028	3,375	3,498
County of Westchester
Series 2018-A, GO, 5.00%, 12/1/2025	1,500	1,579
Series 2018-A, GO, 4.00%, 12/1/2028	1,000	1,053
Series 2022B, GO, 4.00%, 12/15/2035	2,600	2,780
Greece Central School District, Series 2012B, GO, 5.00%, 12/15/2023	500	501
Haverstraw-Stony Point Central School District, GO, 3.00%, 10/15/2026	1,105	1,097
Mamaroneck Union Free School District, GO, 4.00%, 8/15/2031	2,120	2,293
Orchard Park Central School District, GO, 4.00%, 4/1/2029	1,685	1,746
Port Washington Union Free School District, GO, 4.00%, 8/1/2037	2,765	2,808
Town of Babylon, GO, 4.00%, 12/15/2041	1,295	1,313
Town of Brookhaven, GO, 5.00%, 5/1/2027	2,000	2,082
Town of Huntington, Public Improvement, Series A, GO, 4.00%, 6/15/2037	1,385	1,402
Town of Islip, Public Improvement, Series A, GO, 5.00%, 7/15/2027	430	472
Town of Oyster Bay, Public Improvement
GO, AGM, 5.00%, 8/1/2029	500	567
GO, AGM, 5.00%, 8/1/2031	650	759
Uniondale Union Free School District
GO, 4.00%, 1/15/2038	2,000	2,009
GO, 4.00%, 1/15/2041	2,000	1,971
Village of Mamaroneck, Public Improvement, GO, 3.00%, 8/15/2030	1,540	1,548
		62,267
Hospital—1.6%
New York City Health and Hospitals Corp., Series A, Rev., 4.00%, 2/15/2028	1,700	1,783
SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	Principal Amount ($000)	Value ($000)
Municipal Bonds — continued
Hospital — continued
New York State Dormitory Authority, Hospitals Center, Langone Hospitals Obligated Group, Rev., 5.00%, 7/1/2026	3,360	3,435
New York State Dormitory Authority, Memorial Sloan-Kettering Cancer Center, Rev., NATL - RE, 5.50%, 7/1/2023	355	358
		5,576
Housing—0.1%
State of New York Mortgage Agency, Homeowner Mortgage, Series 197, Rev., 3.50%, 10/1/2044	385	380
Industrial Development Revenue/Pollution Control Revenue—0.7%
New York City Industrial Development Agency, New York Stock Exchange Project, Fiscal Year 2019, Series 2019A, Rev., 5.00%, 5/1/2027	1,150	1,240
New York City Industrial Development Agency, Queens Baseball Stadium Project, Series 2021A, Rev., AGM, 4.00%, 1/1/2032	1,250	1,295
		2,535
Other Revenue—23.5%
Hudson Yards Infrastructure Corp., Series 2022-A 27, Rev., 4.00%, 2/15/2040	1,730	1,716
Hudson Yards Infrastructure Corp., Second Indenture
Series 2017A, Rev., 5.00%, 2/15/2029	3,500	3,770
Series 2017A, Rev., 5.00%, 2/15/2030	1,600	1,722
Series 2017-A, Rev., 5.00%, 2/15/2034	1,115	1,194
Series 2017A, Rev., 5.00%, 2/15/2035	4,000	4,258
Series 2017A, Rev., 5.00%, 2/15/2036	3,500	3,706
New York City Transitional Finance Authority, Building Aid, Fiscal Year 2015
Series S-1, Rev., 5.00%, 7/15/2028	3,000	3,098
Series 2015S-1, Rev., 5.00%, 7/15/2030	2,000	2,064
New York City Transitional Finance Authority, Building Aid, Fiscal Year 2018, Series S-4, Rev., 5.25%, 7/15/2035	4,000	4,419
New York City Transitional Finance Authority, Building Aid, Fiscal Year 2019
Series S-2A, Rev., 5.00%, 7/15/2034	2,000	2,199
Series S-3A, Rev., 5.00%, 7/15/2034	4,000	4,399
New York City Transitional Finance Authority, Future Tax Secured
Series F, Subseries F-1, Rev., 4.00%, 2/1/2038	2,000	1,991
Series 2022B-1, Rev., 4.00%, 8/1/2039	4,475	4,425
INVESTMENTS	Principal Amount ($000)	Value ($000)

Other Revenue — continued
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2017, Series E, Subseries E-1, Rev., 5.00%, 2/1/2032	2,000	2,145
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2019
Series A, Subseries A-1, Rev., 5.00%, 8/1/2034	1,500	1,650
Series A, Subseries A-1, Rev., 5.00%, 8/1/2035	1,000	1,091
New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt, Fiscal Year 2017, Series E, Subseries E-1, Rev., 5.00%, 2/1/2034	2,260	2,406
New York Convention Center Development Corp., Hotel Unit Fee Secured, Rev., 5.00%, 11/15/2030	2,000	2,079
New York Convention Center Development Corp., Subordinate Lien, Hotel Unit Fee Secured
Series B, Rev., Zero Coupon, 11/15/2031	2,090	1,479
Series B, Rev., Zero Coupon, 11/15/2033	2,000	1,281
New York State Dormitory Authority, State Sales Tax
Series 2014A, Rev., 5.00%, 3/15/2029	2,500	2,543
Series 2016A, Rev., 5.00%, 3/15/2031	2,000	2,134
Series A, Rev., 5.00%, 3/15/2031	3,100	3,152
Series 2014A, Rev., 5.00%, 3/15/2032	2,000	2,033
Series B, Rev., 5.00%, 3/15/2032	2,500	2,615
Series 2018E, Rev., 5.00%, 3/15/2033	2,000	2,221
Series B, Rev., 5.00%, 3/15/2033	2,500	2,614
Series 2017A, Rev., 5.00%, 3/15/2034	2,000	2,150
New York State Environmental Facilities Corp., State Revolving Fund
Series 2019B, Rev., 5.00%, 6/15/2035	1,000	1,120
Series 2021-B, Rev., 4.00%, 8/15/2039	1,380	1,374
New York State Thruway Authority, Series 2021A-1, Rev., 4.00%, 3/15/2042	2,500	2,410
New York State Urban Development Corp., State Sales Tax, Series 2019A, Rev., 5.00%, 3/15/2036	4,500	4,971
Trust for Cultural Resources of City of New York (The), Carnegie Hall, Rev., 5.00%, 12/1/2031	275	311
Westchester County Local Development Corp., Kendal on Hudson Project
Series 2022B, Rev., 5.00%, 1/1/2027	135	138
Series 2022B, Rev., 5.00%, 1/1/2032	240	242
Westchester Tobacco Asset Securitization Corp., Tobacco Settlement
Series B, Rev., 5.00%, 6/1/2033	1,775	1,849
Series B, Rev., 5.00%, 6/1/2034	2,000	2,078
		85,047
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	85

JPMorgan New York Tax Free Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	Principal Amount ($000)	Value ($000)
Municipal Bonds — continued
Prerefunded—2.1%
Sales Tax Asset Receivable Corp., Fiscal Year 2015Series 2015A, Rev., 5.00%, 10/15/2024 (b)	7,500	7,729
Special Tax—10.0%
New York State Dormitory Authority, State Personal Income Tax, General Purpose
Series 2019A, Rev., 5.00%, 3/15/2033	1,500	1,669
Series 2019A, Rev., 5.00%, 3/15/2035	1,500	1,654
Series 2019A, Rev., 5.00%, 3/15/2036	1,825	1,994
Series 2021-A, Rev., 5.00%, 3/15/2036	1,800	2,007
New York State Thruway Authority, Personal Income Tax
Series 2022-A, Rev., 5.00%, 3/15/2036	2,000	2,278
Series 2022A, Rev., 5.00%, 3/15/2037	1,500	1,689
Series 2021A-1, Rev., 4.00%, 3/15/2038	1,500	1,488
Series 2022-A, Rev., 5.00%, 3/15/2039	4,650	5,170
New York State Urban Development Corp., State Personal Income Tax, General Purpose, Series A, Rev., 5.00%, 3/15/2024 (b)	1,500	1,529
New York State Urban Development Corp., State Personal Income Tax, General Purpose
Series A, Rev., 5.00%, 3/15/2031	3,000	3,050
Series 2015A, Rev., 5.00%, 3/15/2032	2,500	2,610
Series 2019A, Rev., 5.00%, 3/15/2033	2,575	2,838
Series 2020C, Rev., 4.00%, 3/15/2037	1,000	1,001
New York State Urban Development Corp., State Personal Income Tax, State Facilities and Equipment
Series A-2, Rev., NATL - RE, 5.50%, 3/15/2023	2,000	2,002
Series A-2, Rev., NATL - RE, 5.50%, 3/15/2025	5,000	5,230
		36,209
Transportation—21.5%
Metropolitan Transportation Authority
Series 2015C, Rev., 5.25%, 11/15/2030	1,500	1,530
Series 2016A-1, Rev., 5.00%, 11/15/2031	2,500	2,548
Series B, Rev., 5.00%, 11/15/2031	2,000	2,017
Subseries D-1, Rev., 5.00%, 11/15/2031	2,000	2,025
Series A-1, Rev., 5.00%, 11/15/2032	2,000	2,036
Series A-1, Rev., 4.00%, 11/15/2033	2,000	1,961
Metropolitan Transportation Authority, Dedicated Tax Fund
Series 2012A, Rev., Zero Coupon, 11/15/2030	4,000	2,991
Series 2017B-2, Rev., 5.25%, 11/15/2033	1,000	1,093
Series 2016A, Rev., 5.25%, 11/15/2034	1,020	1,087
INVESTMENTS	Principal Amount ($000)	Value ($000)

Transportation — continued
New York State Thruway Authority
Series K, Rev., 5.00%, 1/1/2028	1,000	1,031
Series K, Rev., 5.00%, 1/1/2030	2,500	2,576
Series L, Rev., 5.00%, 1/1/2032	2,250	2,468
Series N, Rev., 4.00%, 1/1/2041	2,500	2,420
New York State Thruway Authority, Junior Lien, Series 2016A, Rev., 5.00%, 1/1/2035	1,000	1,037
New York Transportation Development Corp., Delta Air Lines, Inc., LaGuardia Airport Terminals C&D Redevelopment Project
Rev., AMT, 5.00%, 1/1/2025	2,075	2,097
Rev., AMT, 5.00%, 1/1/2026	2,000	2,037
Rev., AMT, 5.00%, 1/1/2027	2,000	2,055
Rev., AMT, 5.00%, 1/1/2031	2,155	2,223
Rev., AMT, 4.00%, 1/1/2036	2,000	1,855
Port Authority of New York and New Jersey, Series 221, Rev., AMT, 4.00%, 7/15/2039	1,355	1,302
Port Authority of New York and New Jersey, Consolidated
Series 186, Rev., AMT, 5.00%, 10/15/2027	2,000	2,040
Series 185, Rev., AMT, 5.00%, 9/1/2028	1,000	1,017
Series 184, Rev., 5.00%, 9/1/2030	2,020	2,069
Series 185, Rev., AMT, 5.00%, 9/1/2030	2,000	2,028
Series 207, Rev., AMT, 5.00%, 9/15/2031	2,335	2,480
Series 185, Rev., AMT, 5.00%, 9/1/2032	1,750	1,774
Series 207, Rev., AMT, 5.00%, 9/15/2032	3,000	3,181
Series 205, Rev., 5.00%, 11/15/2032	1,000	1,094
Series 214, Rev., AMT, 5.00%, 9/1/2036	2,950	3,137
Triborough Bridge and Tunnel Authority, Series 2023A, Rev., 4.00%, 11/15/2037	1,600	1,632
Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels
Series 2017B, Rev., 5.00%, 11/15/2029	2,500	2,695
Series B, Rev., 5.00%, 11/15/2029	1,600	1,815
Series B, Rev., 5.00%, 11/15/2030	5,355	6,015
Series B, Rev., 5.00%, 11/15/2031	1,100	1,186
Series 2013A, Rev., Zero Coupon, 11/15/2032	3,000	2,063
Series B, Rev., 5.00%, 11/15/2033	1,500	1,614
Series 2022A, Rev., 4.00%, 5/15/2041	2,040	1,947
Series 2019C, Rev., 4.00%, 11/15/2042	1,500	1,445
		77,621
SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	Principal Amount ($000)	Value ($000)
Municipal Bonds — continued
Utility—7.4%
Long Island Power Authority, Electric System
Rev., 5.00%, 9/1/2034	1,500	1,653
Rev., 5.00%, 9/1/2035	2,000	2,185
Rev., 5.00%, 9/1/2036	1,225	1,327
Long Island Power Authority, Electrical System, Series 2021A, Rev., 4.00%, 9/1/2041	2,030	2,017
New York Power Authority, Green Transmission Project
Series 2022-A, Rev., AGM, 5.00%, 11/15/2028	1,300	1,465
Series 2022-A, Rev., AGM, 5.00%, 11/15/2035	840	969
Series 2022A, Rev., AGM, 4.00%, 11/15/2038	2,000	1,961
Utility Debt Securitization Authority
Rev., 5.00%, 12/15/2032	2,500	2,617
Series 2016A, Rev., 5.00%, 12/15/2033	3,000	3,169
Series 2016A, Rev., 5.00%, 12/15/2034	4,595	4,839
Series B, Rev., 5.00%, 12/15/2034	2,450	2,580
Series 2022TE-1, Rev., 5.00%, 12/15/2035	800	941
Utility Debt Securitization Authority, Federally Tax-Exempt, Series TE, Rev., 5.00%, 12/15/2030	1,000	1,013
		26,736
Water & Sewer—6.9%
New York City Municipal Water Finance Authority, Second General Resolution
Subseries DD-2, Rev., 5.00%, 6/15/2027	1,285	1,353
Series 2020-EE, Rev., 5.00%, 6/15/2030	1,155	1,332
Series 2018CC-1, Rev., 4.00%, 6/15/2037	1,150	1,152
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution, Series 2020CC-1, Rev., 4.00%, 6/15/2041	2,000	1,962
New York City Water and Sewer System, Second General Resolution, Fiscal Year 2015
Series 2015EE, Rev., 5.00%, 6/15/2028	2,000	2,048
Series DD, Rev., 5.00%, 6/15/2029	2,000	2,048
New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds, Municipal Water Finance Authority Projects - Second Resolution
Series A, Rev., 5.00%, 6/15/2027	1,500	1,536
Series 2021A, Rev., 5.00%, 6/15/2030	1,070	1,242
Series A, Rev., 5.00%, 6/15/2031	2,150	2,290
Series A, Rev., 5.00%, 6/15/2032	2,000	2,128
Series 2015A, Rev., 5.00%, 6/15/2033	2,000	2,078
INVESTMENTS	Principal Amount ($000)	Value ($000)

Water & Sewer — continued
Series 2017-E, Rev., 5.00%, 6/15/2038	1,240	1,332
New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds, Pooled Financing Program, Series 2005B, Rev., 5.50%, 10/15/2025 (b)	4,175	4,408
		24,909
Total New York		345,159
Total Municipal Bonds (Cost $349,130)		345,159
	Shares (000)
Short-Term Investments—3.3%
Investment Companies—3.3%
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 2.93% (c) (d)(Cost $11,948)	11,946	11,948
Total Investments—98.8% (Cost $361,078)		357,107
Assets in Excess of Other Liabilities—1.2%		4,343
Net Assets—100.0%		361,450

Percentages indicated are based on net assets.

Abbreviations
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
GO	General Obligation
MTA	Metropolitan Transportation Authority
NATL	Insured by National Public Finance Guarantee Corp.
RE	Reinsured
Rev.	Revenue

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Security is prerefunded or escrowed to maturity.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of February 28, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	87

JPMorgan Short-Intermediate Municipal Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 92.5% (a)
Alabama — 3.4%
Birmingham Airport Authority
Rev., 5.00%, 7/1/2027	250	268
Rev., 5.00%, 7/1/2028	350	383
Rev., 5.00%, 7/1/2029	375	417
Rev., 5.00%, 7/1/2030	250	281
Rev., 5.00%, 7/1/2031	175	197
Rev., 5.00%, 7/1/2032	150	169
Rev., 5.00%, 7/1/2033	325	364
Rev., 5.00%, 7/1/2034	375	418
Black Belt Energy Gas District, Gas Prepay Series 2018B-2, Rev., (SIFMA Municipal Swap Index Yield + 0.62%), 3.42%, 3/9/2023 (b)	7,500	7,494
Black Belt Energy Gas District, Gas Prepay Project No. 4 Series 2019A-1, Rev., 4.00%, 12/1/2025 (c)	10,160	10,167
Black Belt Energy Gas District, Gas Project
Series 2022C-1, Rev., 5.25%, 6/1/2027	1,300	1,351
Series 2022C-1, Rev., 5.25%, 12/1/2027	1,165	1,217
Black Belt Energy Gas District, Gas Project No. 6 Series 2021B, Rev., 4.00%, 12/1/2026 (c)	10,000	9,947
Montgomery County Public Building Authority, Facilities Project Rev., 5.00%, 3/1/2023	500	500
Selma Industrial Development Board, International Paper Co. Project Series 2019A, Rev., 2.00%, 10/1/2024 (c)	3,625	3,475
Total Alabama		36,648
Alaska — 0.6%
Alaska Municipal Bond Bank Authority
Series 1, Rev., 5.00%, 12/1/2028	1,230	1,351
Series 1, Rev., 5.00%, 12/1/2029	1,275	1,422
Series 1, Rev., 5.00%, 12/1/2030	875	990
Borough of North Slope, General Purpose Series 2021C, GO, 4.00%, 6/30/2025	2,500	2,550
City of Anchorage, Electric Utilities, Senior Lien Series 2014A, Rev., 5.00%, 12/1/2023 (d)	500	506
Total Alaska		6,819
Arizona — 3.3%
Arizona Health Facilities Authority, Scottsdale Lincoln Hospitals Series 2014A, Rev., 5.00%, 12/1/2025	3,540	3,635
Arizona Industrial Development Authority, Phoenix Children's Hospital Series 2020A, Rev., 5.00%, 2/1/2027	125	134
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Arizona — continued
Maricopa County Elementary School District No. 6 Washington, School Improvement, Project of 2016 Series 2019B, GO, 5.00%, 7/1/2029	3,950	4,368
Maricopa County Industrial Development Authority, Banner Health
Series C, Rev., 5.00%, 10/18/2024 (c)	9,000	9,223
Series 2019D, Rev., 5.00%, 5/15/2026 (c)	3,000	3,156
Maricopa County Pollution Control Corp., Palo Verde Project
Series 2010A, Rev., 0.88%, 10/1/2026 (c)	4,500	3,935
Series 2010B, Rev., 0.88%, 10/1/2026 (c)	2,150	1,880
Salt River Project Agricultural Improvement & Power District Series 2022A, Rev., 5.00%, 1/1/2031	5,000	5,784
Tempe Industrial Development Authority, Friendship Village of Tempe Project
Series 2021C-2, Rev., 1.13%, 12/1/2026	1,470	1,271
Series 2021C-1, Rev., 1.50%, 12/1/2027	1,965	1,662
Total Arizona		35,048
Arkansas — 0.9%
Arkansas Development Finance Authority Public Safety Charges, Division of Emergency Management Project
Rev., 4.00%, 6/1/2028	1,000	1,034
Rev., 4.00%, 6/1/2030	1,195	1,230
Arkansas Development Finance Authority, Department of Community Correction Project Rev., 5.00%, 11/1/2026	325	347
City of Rogers, Sales Tax Series B, Rev., 5.00%, 11/1/2027	3,855	4,090
County of Sharp, Sales and Use Tax
Rev., 5.00%, 3/1/2024	595	603
Rev., 5.00%, 3/1/2026	685	714
University of Arkansas, Various Facility UAMS Campus
Rev., 5.00%, 3/1/2025	500	517
Rev., 5.00%, 3/1/2026	1,000	1,033
University of Central Arkansas, Student Housing System
Series 2019C, Rev., AGM, 4.00%, 11/1/2025	110	112
Series 2019C, Rev., AGM, 4.00%, 11/1/2026	240	245
Series 2019C, Rev., AGM, 4.00%, 11/1/2027	180	184
Total Arkansas		10,109
SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
California — 11.9%
Bay Area Toll Authority, Toll Bridge Series S-7, Rev., 4.00%, 4/1/2029	20,000	20,965
California Community Choice Financing Authority, Clean Energy Project Series 2023B-1, Rev., 5.00%, 8/1/2029 (c)	2,500	2,629
California Health Facilities Financing Authority, Adventist Health System Series 2011A, Rev., 3.00%, 3/1/2024 (c)	7,690	7,655
California Health Facilities Financing Authority, Cedars-Sinai Medical Center Rev., 5.00%, 11/15/2025	1,850	1,949
California Infrastructure and Economic Development Bank, The Broad Sustainability Bonds Series 2021A, Rev., 5.00%, 6/1/2028	5,750	6,438
California Municipal Finance Authority, California Lutheran University
Rev., 5.00%, 10/1/2025	275	280
Rev., 5.00%, 10/1/2026	150	154
Rev., 5.00%, 10/1/2027	150	155
California Municipal Finance Authority, North Bay Healthcare Group
Series 2017A, Rev., 5.00%, 11/1/2023	500	503
Series 2017A, Rev., 5.00%, 11/1/2024	800	811
California Public Finance Authority, Enso Village Project Series 2021B-3, Rev., 2.13%, 11/15/2027 (e)	1,500	1,399
California Statewide Communities Development Authority, Marin General Hospital Project Series 2018A, Rev., 5.00%, 8/1/2028	250	264
City of Chula Vista, Police Facility Project COP, 5.00%, 10/1/2023	1,000	1,011
City of Los Angeles Department of Airports Series D, Rev., AMT, 5.00%, 5/15/2028	1,950	2,013
City of Los Angeles Department of Airports, International Airport Senior
Series B, Rev., 4.00%, 5/15/2024	365	369
Series D, Rev., AMT, 5.00%, 5/15/2027	2,700	2,783
Series D, Rev., AMT, 5.00%, 5/15/2029	2,550	2,633
City of Vernon, Electric System
Series 2021A, Rev., 5.00%, 4/1/2025	1,500	1,532
Series 2021A, Rev., 5.00%, 10/1/2025	1,915	1,969
Series 2021A, Rev., 5.00%, 4/1/2026	1,000	1,035
Grossmont Healthcare District
Series 2015C, GO, 5.00%, 7/15/2026	1,000	1,047
Series D, GO, 5.00%, 7/15/2026	1,225	1,283
Los Angeles Community College District Series C, GO, 5.00%, 6/1/2026	5,000	5,350
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued
Los Angeles Community College District, Election of 2016 Series C-1, GO, 5.00%, 8/1/2026	250	268
Los Angeles Department of Water and Power System Revenue Series 2018A, Rev., 5.00%, 7/1/2025	100	105
Novato Unified School District
Series A, GO, 5.00%, 8/1/2025	1,500	1,542
Series A, GO, 5.00%, 8/1/2026	1,800	1,850
Oak Grove School District GO, 5.00%, 8/1/2023	1,200	1,209
Placentia-Yorba Linda Unified School District GO, 5.00%, 8/1/2025	1,770	1,856
Port of Oakland, Intermediate Lien
Series 2021H, Rev., AMT, 5.00%, 5/1/2024 (d)	210	214
Series 2021H, Rev., AMT, 5.00%, 5/1/2024	2,725	2,768
Sacramento Municipal Utility District, Electric Series E, Rev., 5.00%, 8/15/2027	105	115
San Diego Public Facilities Financing Authority Series 2020A, Rev., 5.00%, 8/1/2027	250	274
San Francisco Bay Area Rapid Transit District, Election of 2004 Series 2015D, GO, 5.00%, 8/1/2028	1,685	1,784
Santa Barbara Unified School District Series B, GO, 5.00%, 8/1/2026	50	54
Sonoma County Transportation Authority, Limited Tax Rev., 5.00%, 12/1/2024	1,000	1,032
State of California, Various Purpose
Series B, GO, 5.00%, 9/1/2023	2,810	2,836
GO, 5.00%, 3/1/2026	13,210	13,722
GO, 4.00%, 8/1/2028	4,000	4,144
GO, 4.00%, 8/1/2029	4,180	4,323
GO, 5.00%, 8/1/2029	7,830	8,347
GO, 4.00%, 8/1/2030	10,000	10,344
Stockton Public Financing Authority
Rev., 5.00%, 3/1/2027	630	639
Rev., 5.00%, 3/1/2029	465	477
University of California Series 2023BN, Rev., 5.00%, 5/15/2033	5,000	6,017
Total California		128,147
Colorado — 1.5%
City of Longmon Series A, COP, 5.00%, 12/1/2023 (d)	100	101
Colorado Bridge Enterprise, Tax-Exempt Series 2019A, Rev., 4.00%, 12/1/2027	5,000	5,199
Colorado Health Facilities Authority, CommonSpirit Health Series B-2, Rev., 5.00%, 8/1/2026 (c)	6,300	6,515
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	89

JPMorgan Short-Intermediate Municipal Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Colorado — continued
Colorado School of Mines Series 2022D, Rev., (SIFMA Municipal Swap Index Yield + 0.87%), 3.67%, 3/9/2023 (b)	1,500	1,500
Gunnison Watershed School District No. 1J Series 2014A, GO, 5.00%, 12/1/2024 (d)	500	517
Regional Transportation District, Denver Transit Partners
Rev., 5.00%, 1/15/2027	500	519
Rev., 5.00%, 7/15/2027	500	522
Rev., 5.00%, 1/15/2028	250	262
Rev., 5.00%, 7/15/2028	175	185
Rev., 5.00%, 1/15/2029	300	318
Rev., 5.00%, 7/15/2029	135	144
Rev., 5.00%, 1/15/2030	165	177
Rev., 5.00%, 7/15/2030	115	124
Total Colorado		16,083
Connecticut — 1.8%
City of New Haven
Series 2021A, GO, 5.00%, 8/1/2023	400	403
Series 2021A, GO, 5.00%, 8/1/2024	400	408
Series 2021A, GO, 5.00%, 8/1/2025	425	439
Connecticut State Health and Educational Facilities Authority, Hartford Healthcare Series 2020B-2, Rev., 5.00%, 1/1/2027 (c)	7,750	8,147
State of Connecticut
Series 2022G, GO, 5.00%, 11/15/2031	5,000	5,785
Series 2020C, GO, 4.00%, 6/1/2032	1,000	1,068
State of Connecticut, Special Tax Transportation Infrastructure Purposes
Series 2021D, Rev., 5.00%, 11/1/2029	1,230	1,397
Series 2021D, Rev., 5.00%, 11/1/2030	1,825	2,100
Total Connecticut		19,747
District of Columbia — 0.1%
Washington Metropolitan Area Transit Authority Series B, Rev., 5.00%, 7/1/2029	1,120	1,211
Florida — 0.9%
County of Miami-Dade, Aviation System Series 2020A, Rev., 5.00%, 10/1/2032	2,000	2,247
Florida Higher Educational Facilities Financial Authority, Florida Institute of Technology Rev., 5.00%, 10/1/2023	125	126
Fort Pierce Utilities Authority
Series 2022A, Rev., AGM, 5.00%, 10/1/2028	350	385
Series 2022A, Rev., AGM, 5.00%, 10/1/2029	350	390
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Florida — continued
Hillsborough County Industrial Development Authority, Tampa General Hospital Project Series 2012-A, Rev., 4.00%, 10/1/2023 (d)	1,000	1,004
JEA Water and Sewer System Series 2017A, Rev., 5.00%, 10/1/2025	250	262
Orange County Health Facilities Authority, Orlando Health Obligated Group Series 2023A, Rev., 5.00%, 10/1/2032	1,500	1,711
Volusia County School Board
Series 2021A, COP, 5.00%, 8/1/2025	1,685	1,759
Series 2021A, COP, 5.00%, 8/1/2027	1,965	2,136
Total Florida		10,020
Georgia — 2.2%
Atlanta Development Authority (The), New Downtown Atlanta Stadium Project, Senior Lien
Series 2015A-1, Rev., 5.00%, 7/1/2027	1,000	1,042
Series 2015A-1, Rev., 5.00%, 7/1/2028	1,000	1,043
Dahlonega Downtown Development Authority, North Georgia MAC, LLC Project
Rev., 5.00%, 7/1/2023	325	327
Rev., 5.00%, 7/1/2025	250	258
Rev., 5.00%, 7/1/2026	275	289
Rev., 5.00%, 7/1/2028	375	399
Rev., 4.00%, 7/1/2032	1,000	1,005
Gordon County School District GO, 5.00%, 9/1/2027	1,000	1,092
Main Street Natural Gas, Inc., Gas Supply Series 2021A, Rev., 4.00%, 9/1/2027 (c)	3,250	3,248
Private Colleges and Universities Authority, Emory University Series 2020B, Rev., 5.00%, 9/1/2030	10,755	12,408
State of Georgia Series F, GO, 5.00%, 7/1/2028	2,000	2,170
Total Georgia		23,281
Guam — 0.3%
Territory of Guam (Guam)
Series F, Rev., 5.00%, 1/1/2028	250	261
Series F, Rev., 5.00%, 1/1/2029	750	789
Series F, Rev., 5.00%, 1/1/2030	750	791
Series F, Rev., 5.00%, 1/1/2031	750	795
Total Guam		2,636
Hawaii — 0.1%
City and County of Honolulu Series A, GO, 5.00%, 10/1/2029	675	708
SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Illinois — 8.6%
Carol Stream Park District Series 2020C, GO, 4.00%, 11/1/2027	200	209
Carol Stream Park District, Limited Tax Series 2020A, GO, 4.00%, 11/1/2028	145	152
Champaign County Community Unit School District No. 4 Champaign
GO, 4.00%, 6/1/2028	1,255	1,315
GO, 4.00%, 6/1/2029	1,000	1,060
GO, 4.00%, 6/1/2030	1,285	1,359
Champaign County Community Unit School District No. 4 Champaign, Capital Appreciation
Series 2020A, GO, Zero Coupon, 1/1/2027	385	335
Series 2020A, GO, Zero Coupon, 1/1/2028	570	479
Chicago O'Hare International Airport, General Airport, Senior Lien
Series 2020B, Rev., 5.00%, 1/1/2028	1,000	1,090
Series 2020A, Rev., 5.00%, 1/1/2029	4,390	4,878
Series 2020A, Rev., 5.00%, 1/1/2030	4,605	5,189
Series 2020E, Rev., 5.00%, 1/1/2031	4,620	5,193
Chicago Transit Authority Capital Grant Receipts Rev., 5.00%, 6/1/2029	1,875	2,016
City of Waukegan
Series B, GO, AGM, 5.00%, 12/30/2025	1,075	1,129
Series B, GO, AGM, 5.00%, 12/30/2026	1,125	1,202
Series B, GO, AGM, 5.00%, 12/30/2027	1,185	1,267
City of Waukegan, First Lien, Water and Sewer System
Series C, Rev., AGM, 5.00%, 12/30/2023	535	542
Series C, Rev., AGM, 5.00%, 12/30/2026	680	727
Series C, Rev., AGM, 5.00%, 12/30/2027	710	759
Cook County Community Consolidated School District No. 65, Evanston, Limited Tax GO, 4.00%, 12/1/2030	1,225	1,286
Cook County Community School District No. 97, Oak Park
GO, 4.00%, 1/1/2028	500	515
GO, 4.00%, 1/1/2029	375	391
GO, 4.00%, 1/1/2030	285	297
Cook County School District No. 69, Skokie, Limited Tax
GO, 4.00%, 12/1/2026	470	484
GO, 4.00%, 12/1/2027	490	510
GO, 4.00%, 12/1/2028	545	572
GO, 4.00%, 12/1/2029	515	541
GO, 4.00%, 12/1/2030	200	210
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — continued
GO, 4.00%, 12/1/2031	820	859
Cook County School District No. 99 Cicero, Limited Tax
Series 2019B, GO, 5.00%, 12/1/2024	505	519
Series 2019B, GO, 5.00%, 12/1/2025	515	538
Cook County Township High School District No. 225, Glenbrook Series 2016A, GO, 5.00%, 12/1/2023	5	5
Cook County, Proviso Township High School District No. 209, Limited Tax GO, 5.00%, 12/1/2023	2,350	2,377
County of Cook Series 2021B, GO, 4.00%, 11/15/2027	2,425	2,506
County of Du Page, Courthouse Project GO, 5.00%, 1/1/2024	335	339
DeKalb County Community Unit School District No. 428 DeKalb
GO, 4.00%, 1/1/2028	1,265	1,320
GO, 4.00%, 1/1/2029	650	683
GO, 4.00%, 1/1/2030	600	630
GO, 4.00%, 1/1/2031	1,000	1,048
Effingham Community Unit School District No. 40 Series 2019A, GO, 4.00%, 12/1/2028	565	593
Glenview Park District
GO, 5.00%, 12/1/2026	300	323
GO, 5.00%, 12/1/2029	350	375
Grundy and Kendall Counties Consolidated Grade School District No. 60-C GO, 4.00%, 2/1/2030	1,145	1,211
Illinois Finance Authority, DePaul University
Rev., 5.00%, 10/1/2023	200	202
Rev., 5.00%, 10/1/2025	300	312
Rev., 5.00%, 10/1/2028	250	265
Illinois Finance Authority, Lake Zurich Community Unit School District No. 95 Project
Rev., 4.00%, 1/15/2030	1,960	2,048
Rev., 4.00%, 1/15/2032	2,120	2,212
Illinois Finance Authority, The University of Chicago Medical Center Rev., VRDO, LOC : Sumitomo Mitsui Banking Corp., 3.40%, 3/7/2023 (c)	1,000	1,000
Kane and DeKalb Counties Community Unit School District No 301 Burlington GO, 5.00%, 1/1/2027	355	380
Kane County School District No. 131 Aurora East Side
Series 2020A, GO, AGM, 5.00%, 12/1/2026	115	122
Series 2020B, GO, AGM, 5.00%, 12/1/2026	210	223
Series 2020A, GO, AGM, 4.00%, 12/1/2027	105	109
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	91

JPMorgan Short-Intermediate Municipal Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Illinois — continued
Series 2020A, GO, AGM, 4.00%, 12/1/2028	65	68
Series 2020B, GO, AGM, 4.00%, 12/1/2028	135	142
Series 2020A, GO, AGM, 4.00%, 12/1/2029	65	69
Series 2020B, GO, AGM, 4.00%, 12/1/2029	40	42
Series 2020A, GO, AGM, 4.00%, 12/1/2030	80	85
Madison-Macoupin Etc. Counties Community College District No. 536, Lewis and Clark Community
GO, AGM, 4.00%, 5/1/2025	400	406
GO, AGM, 4.00%, 5/1/2026	200	205
GO, AGM, 4.00%, 5/1/2028	350	363
GO, AGM, 4.00%, 5/1/2029	2,000	2,076
Maine Township High School District No. 207
Series 2019A, GO, 5.00%, 12/1/2027	1,915	2,098
Series 2019A, GO, 5.00%, 12/1/2028	1,930	2,156
Series 2019A, GO, 4.00%, 12/1/2029	1,945	2,066
Peoria County Community Unit School District No. 309 Brimfield
GO, AGM, 4.00%, 4/1/2026	750	769
GO, AGM, 4.00%, 4/1/2027	780	807
GO, AGM, 4.00%, 4/1/2028	410	429
GO, AGM, 4.00%, 4/1/2029	240	254
GO, AGM, 4.00%, 4/1/2030	375	397
Peoria Public Building Commission
Series 2019A, Rev., AGM, 4.00%, 12/1/2025	700	713
Series 2019A, Rev., AGM, 4.00%, 12/1/2026	1,000	1,023
Series 2019A, Rev., AGM, 4.00%, 12/1/2027	1,270	1,305
Series 2019A, Rev., AGM, 5.00%, 12/1/2028	1,200	1,306
Series 2019A, Rev., AGM, 5.00%, 12/1/2029	2,400	2,604
Sales Tax Securitization Corp.
Series C, Rev., 5.00%, 1/1/2024	3,000	3,039
Series C, Rev., 5.00%, 1/1/2025	4,250	4,377
Southwestern Illinois Development Authority, Hospital Sisters Services, Inc., Obligated Group Series A, Rev., 5.00%, 2/15/2027	2,000	2,098
State of Illinois Series D, GO, 5.00%, 11/1/2023	5,000	5,036
University of Illinois, Auxiliary Facilities System Series 2013A, Rev., 5.00%, 4/1/2024	2,500	2,503
Village of Skokie GO, 5.00%, 12/1/2028	1,550	1,721
Will County Forest Preservation District, Limited Tax GO, 5.00%, 12/15/2027	805	887
Will County Township High School District No. 204 Joliet, Limited Tax GO, 4.00%, 1/1/2029	250	263
Total Illinois		93,213
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Indiana — 2.4%
City of Evansville, Sewage Works Rev., 4.00%, 7/1/2027	985	1,019
City of Rockport, Indiana Michigan Power Co. Project Series 2009B, Rev., 3.05%, 6/1/2025	5,000	4,941
Fort Wayne Redevelopment Authority Lease Rental, Harrison Square Project Rev., 5.00%, 8/1/2023	1,000	1,007
Indiana Finance Authority, Indiana University Health Obligated Group Series B, Rev., 2.25%, 7/1/2025 (c)	5,000	4,881
Indiana Finance Authority, Indianapolis Power and Light Co. Project
Rev., 0.75%, 4/1/2026 (c)	3,000	2,616
Rev., AMT, 0.95%, 4/1/2026 (c)	4,525	3,984
Series 2021A, Rev., 1.40%, 8/1/2029	7,000	6,016
Purdue University, Student Fee
Series DD, Rev., 5.00%, 7/1/2025	870	908
Series DD, Rev., 5.00%, 7/1/2027	10	11
Total Indiana		25,383
Iowa — 1.0%
Iowa Finance Authority, Health System Rev., (SIFMA Municipal Swap Index Yield + 0.58%), 3.38%, 3/9/2023 (b) (e)	10,835	10,814
Kansas — 1.2%
City of Wichita, Sales Tax, River District Stadium Star Bond Project
Rev., 5.00%, 9/1/2025	300	312
Rev., 5.00%, 9/1/2026	465	494
Kansas Development Finance Authority, State of Kansas Project Series F, Rev., 4.00%, 11/1/2029	6,820	7,099
Overland Park Development Corp., Overland Park Convention Center Hotel Rev., 5.00%, 3/1/2023	1,520	1,520
Seward County Unified School District No. 480 Liberal Series 2017-B, GO, 5.00%, 9/1/2025	1,750	1,831
University of Kansas Hospital Authority
Series 2017A, Rev., 5.00%, 3/1/2024 (d)	70	71
Series 2017A, Rev., 5.00%, 3/1/2024	205	209
Wyandotte County Unified School District No. 202 Turner
Series 2019A, GO, AGM, 5.00%, 9/1/2025	400	416
Series 2019A, GO, AGM, 5.00%, 9/1/2026	220	233
Series 2019A, GO, AGM, 5.00%, 9/1/2027	325	351
Series 2019A, GO, AGM, 5.00%, 9/1/2028	400	440
Series 2019A, GO, AGM, 5.00%, 9/1/2029	375	413
Total Kansas		13,389
SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Kentucky — 1.4%
Kentucky Municipal Power Agency, Prairie State Project Series 2015A, Rev., NATL - RE, 5.00%, 9/1/2023	240	242
Kentucky Public Energy Authority, Gas Supply Series 2018A, Rev., 4.00%, 4/1/2024 (c)	2,500	2,501
Louisville and Jefferson County Metropolitan Government, Norton Healthcare, Inc. Series 2020D, Rev., 5.00%, 10/1/2029 (c)	10,500	11,259
Northern Kentucky University Series 2014A, Rev., 5.00%, 9/1/2024	1,310	1,332
Total Kentucky		15,334
Louisiana — 2.1%
City of Shreveport, Water and Sewer, Junior Lien
Series 2018C, Rev., 5.00%, 12/1/2023	365	369
Series 2019B, Rev., AGM, 4.00%, 12/1/2025	400	409
Series 2018C, Rev., 5.00%, 12/1/2025	915	949
Series 2018C, Rev., 5.00%, 12/1/2026	500	527
Series 2019B, Rev., AGM, 5.00%, 12/1/2026	360	380
Series 2019B, Rev., AGM, 5.00%, 12/1/2027	600	644
Series 2019B, Rev., AGM, 5.00%, 12/1/2028	500	543
Series 2019B, Rev., AGM, 5.00%, 12/1/2029	300	331
Jefferson Sales Tax District Series 2019B, Rev., AGM, 4.00%, 12/1/2032	5,815	6,096
Louisiana Public Facilities Authority, Louisiana Children's Medical Center Project Rev., (SIFMA Municipal Swap Index Yield + 0.65%), 3.45%, 3/9/2023 (b)	10,000	10,001
Louisiana Public Facilities Authority, Tulane University of Louisiana Project
Series 2023A, Rev., 5.00%, 10/15/2028	175	194
Series 2023A, Rev., 5.00%, 10/15/2029	175	197
Series 2023A, Rev., 5.00%, 10/15/2030	175	200
Series 2023A, Rev., 5.00%, 10/15/2031	175	203
Series 2023A, Rev., 5.00%, 10/15/2032	225	263
Louisiana Public Facilities Authority, Tulane University Project
Rev., 5.00%, 12/15/2025	250	263
Series 2020A, Rev., 5.00%, 4/1/2027	150	162
Series 2020A, Rev., 5.00%, 4/1/2028	165	181
Series 2020A, Rev., 5.00%, 4/1/2029	220	246
Series 2020A, Rev., 5.00%, 4/1/2030	130	147
Series 2020A, Rev., 5.00%, 4/1/2031	150	169
Total Louisiana		22,474
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Maryland — 0.1%
County of Prince George's Series 2020A, GO, 5.00%, 7/15/2032	1,000	1,115
Massachusetts — 1.5%
Commonwealth of Massachusetts, Consolidated Loan of 2015 Series D, GO, 4.00%, 9/1/2030	8,290	8,502
Massachusetts Bay Transportation Authority, Sales Tax Series 2021A-1, Rev., 5.00%, 7/1/2028	785	872
Massachusetts Development Finance Agency, Northeastern University Issue
Series 2020A, Rev., 5.00%, 10/1/2027	1,000	1,092
Series 2020A, Rev., 5.00%, 10/1/2030	660	762
Series 2020A, Rev., 5.00%, 10/1/2031	585	673
Series 2020A, Rev., 5.00%, 10/1/2032	425	488
Series 2020A, Rev., 5.00%, 10/1/2033	450	516
Series 2020A, Rev., 5.00%, 10/1/2034	500	570
Series 2020A, Rev., 5.00%, 10/1/2035	1,000	1,129
Massachusetts Development Finance Agency, Suffolk University Issue
Rev., 5.00%, 7/1/2025	525	540
Rev., 5.00%, 7/1/2026	435	452
Rev., 5.00%, 7/1/2027	420	442
Rev., 5.00%, 7/1/2028	525	558
Total Massachusetts		16,596
Michigan — 1.1%
Avondale School District, Unlimited Tax Series 2020A, GO, Q-SBLF, 5.00%, 5/1/2029	1,835	2,060
City of Royal Oak, Limited Tax, Capital Improvement
GO, 5.00%, 4/1/2027	625	673
GO, 5.00%, 4/1/2028	245	268
Gerald R Ford International Airport Authority, Limited Tax Rev., GTD, 5.00%, 1/1/2024	1,400	1,421
Grosse Pointe Public School System GO, 4.00%, 5/1/2027	765	792
Jackson Public Schools, Unlimited Tax
GO, Q-SBLF, 4.00%, 5/1/2025	570	580
GO, Q-SBLF, 4.00%, 5/1/2026	885	910
GO, Q-SBLF, 4.00%, 5/1/2027	1,090	1,135
Michigan State Hospital Finance Authority, Ascension Health Credit Group Series B-4, Rev., 5.00%, 11/15/2027	2,250	2,349
Northville Public Schools, School Building and Site
Series II, GO, 5.00%, 5/1/2027	375	405
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	93

JPMorgan Short-Intermediate Municipal Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Michigan — continued
Series II, GO, 5.00%, 5/1/2028	600	660
Series II, GO, 5.00%, 5/1/2029	250	280
Total Michigan		11,533
Minnesota — 0.4%
Duluth Independent School District No. 709
Series 2019B, COP, 5.00%, 2/1/2024	210	213
Series 2019C, COP, 5.00%, 2/1/2024	295	299
Series 2019B, COP, 5.00%, 2/1/2025	185	191
Series 2019C, COP, 5.00%, 2/1/2025	310	319
Series 2019B, COP, 5.00%, 2/1/2026	195	204
Series 2019C, COP, 5.00%, 2/1/2026	320	335
Series 2019B, COP, 5.00%, 2/1/2027	185	197
Series 2019B, COP, 5.00%, 2/1/2028	175	189
Series 2019C, COP, 5.00%, 2/1/2028	350	378
Minnesota Higher Education Facilities Authority, College of St. Scholastica, Inc.
Rev., 4.00%, 12/1/2024	100	99
Rev., 4.00%, 12/1/2025	185	183
Rev., 4.00%, 12/1/2026	185	182
Rev., 4.00%, 12/1/2027	195	192
Rev., 4.00%, 12/1/2028	240	236
Western Minnesota Municipal Power Agency, Power Supply Series 2014A, Rev., 5.00%, 1/1/2024	1,000	1,014
Total Minnesota		4,231
Mississippi — 0.9%
County of Harrison, Tax-Exempt
Series 2019A, GO, 5.00%, 10/1/2027	800	870
Series 2019A, GO, 5.00%, 10/1/2028	345	381
Medical Center Educational Building Corp., Capital Improvements and Refinancing Project Rev., 5.00%, 6/1/2031	3,105	3,437
Mississippi Business Finance Corp., Pollution Control, Power Co. Project Rev., 3.20%, 9/1/2028	4,000	3,930
State of Mississippi, Gaming Tax Series 2019A, Rev., 5.00%, 10/15/2028	1,400	1,515
Total Mississippi		10,133
Missouri — 0.5%
City of St. Louis, St. Louis Lambert International Airport Rev., 5.00%, 7/1/2023	1,080	1,086
City of St. Peters
COP, 4.00%, 5/1/2026	705	722
COP, 4.00%, 5/1/2027	730	756
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Missouri — continued
COP, 4.00%, 5/1/2028	760	797
COP, 4.00%, 5/1/2029	760	803
COP, 4.00%, 5/1/2030	545	582
County of Greene, Special Obligation
Rev., 4.00%, 12/1/2028	300	316
Rev., 4.00%, 12/1/2029	200	212
Total Missouri		5,274
Montana — 0.1%
Gallatin County High School District No. 7 Bozeman Series 2017A, GO, 5.00%, 12/1/2023	515	522
Nebraska — 2.5%
Central Plains Energy Project, Gas Project No. 5 Series 1, Rev., 5.00%, 10/1/2029 (c)	10,000	10,300
Douglas County School District No. 001, Omaha Public
GO, 5.00%, 12/15/2029	6,665	7,562
GO, 5.00%, 12/15/2030	6,800	7,841
Southeast Community College Area, Tax Supported
COP, 5.00%, 12/15/2026	275	296
COP, 5.00%, 12/15/2027	495	543
COP, 5.00%, 12/15/2028	540	600
Total Nebraska		27,142
Nevada — 0.3%
Nevada Housing Division, Woodcreek Apartments Rev., FHA, 5.00%, 12/1/2024 (c)	2,775	2,819
New Hampshire — 0.5%
New Hampshire Municipal Bond Bank Series 2020A, Rev., 5.00%, 2/15/2029	1,870	2,111
State of New Hampshire Series 2014A, GO, 5.00%, 3/1/2026	2,880	2,986
Total New Hampshire		5,097
New Jersey — 5.0%
City of Newark
Series 2020A, GO, AGM, 5.00%, 10/1/2027	1,000	1,077
Series 2020A, GO, AGM, 5.00%, 10/1/2028	750	821
New Jersey Economic Development Authority, School Facilities Construction
Series DDD, Rev., 5.00%, 6/15/2025	1,500	1,546
Series DDD, Rev., 5.00%, 6/15/2026	1,840	1,930
Series 2021QQQ, Rev., 5.00%, 6/15/2027	435	463
Series 2021QQQ, Rev., 5.00%, 6/15/2028	400	433
Series 2021QQQ, Rev., 5.00%, 6/15/2029	500	548
Series 2021QQQ, Rev., 5.00%, 6/15/2030	275	304
SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New Jersey — continued
Series 2021QQQ, Rev., 5.00%, 6/15/2031	500	556
New Jersey Institute of Technology, Tax-Exempt
Series 2020A, Rev., 5.00%, 7/1/2027	175	188
Series 2020A, Rev., 5.00%, 7/1/2028	200	220
Series 2020A, Rev., 5.00%, 7/1/2029	270	302
Series 2020A, Rev., 5.00%, 7/1/2030	415	463
Series 2020A, Rev., 5.00%, 7/1/2032	725	806
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement
Series A, Rev., 5.00%, 6/15/2028	3,000	3,155
Series A, Rev., 5.00%, 6/15/2029	5,350	5,630
Series A, Rev., 5.00%, 6/15/2031	4,750	4,987
Passaic Valley Sewerage Commission, Sewer System
Series J, Rev., AGM, 3.00%, 12/1/2027	6,370	6,340
Series J, Rev., AGM, 3.00%, 12/1/2028	6,465	6,441
Series J, Rev., AGM, 3.00%, 12/1/2030	6,665	6,598
State of New Jersey, COVID-19 Emergency Bonds GO, 5.00%, 6/1/2025	7,330	7,629
State of New Jersey, Various Purpose GO, 4.00%, 6/1/2026	3,870	3,878
Total New Jersey		54,315
New Mexico — 0.5%
City of Farmington, San Juan Project Series 2010A, Rev., 0.88%, 10/1/2026 (c)	4,000	3,497
County of Sandoval
GO, 5.00%, 8/1/2024	1,100	1,128
GO, 5.00%, 8/1/2025	500	522
GO, 5.00%, 8/1/2026	650	693
Total New Mexico		5,840
New York — 9.3%
City of Jamestown, Public Improvement GO, 5.00%, 6/1/2025	540	561
City of New York Subseries B-1, GO, 5.00%, 10/1/2032	1,375	1,545
City of New York, Fiscal Year 2020 Series 2020-1, GO, 4.00%, 8/1/2027	2,450	2,558
County of Monroe
GO, 5.00%, 6/1/2028	350	389
GO, 5.00%, 6/1/2029	400	454
Floral Park-Bellerose Union Free School District
GO, 5.00%, 12/1/2028	640	720
GO, 4.00%, 12/1/2029	670	714
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued
Long Island Power Authority, Electric System
Rev., 5.00%, 9/1/2025	500	524
Rev., 5.00%, 9/1/2027	500	547
Rev., 5.00%, 9/1/2028	750	818
Longwood Central School District, Suffolk County GO, 5.00%, 6/15/2026	365	390
Metropolitan Transportation Authority Subseries C-1, Rev., 5.00%, 11/15/2024	3,000	3,071
Metropolitan Transportation Authority, Dedicated Tax Fund Subseries 2017B-2, Rev., 4.00%, 11/15/2032	4,000	4,073
Nassau County Local Economic Assistance Corp., Catholic Health Services, Long Island Obligated Group Project Series 2014B, Rev., 5.00%, 7/1/2023	800	803
New York City Industrial Development Agency, Queens Baseball Stadium Project Series 2021A, Rev., AGM, 4.00%, 1/1/2032	1,000	1,036
New York City Industrial Development Agency, Yankee Stadium Project
Rev., AGM, 5.00%, 3/1/2028	1,000	1,079
Rev., AGM, 5.00%, 3/1/2029	2,000	2,192
Rev., AGM, 4.00%, 3/1/2031	2,500	2,572
Rev., AGM, 4.00%, 3/1/2032	1,500	1,539
New York Convention Center Development Corp., Hotel Unit Fee Secured Rev., 5.00%, 11/15/2026	5,000	5,215
New York State Dormitory Authority, Memorial Sloan-Kettering Cancer Center
Series 2017-1, Rev., 5.00%, 7/1/2026	1,000	1,065
Series 1, Rev., 4.00%, 7/1/2031	4,255	4,458
New York State Dormitory Authority, Montefiore Obligated Group Series 2018A, Rev., 5.00%, 8/1/2027	3,225	3,303
New York State Dormitory Authority, Non Stop Supported Debt, New School University
Series 2015A, Rev., 5.00%, 7/1/2024 (d)	75	77
Series 2015A, Rev., 5.00%, 7/1/2024	1,025	1,042
New York State Dormitory Authority, Peronal Income Tax Series 2017B, Rev., 5.00%, 2/15/2030	1,750	1,907
New York State Dormitory Authority, School Districts Bond Financing Series 2020A, Rev., AGM, 5.00%, 10/1/2031	5,065	5,629
New York State Dormitory Authority, St. John's University
Series 2021A, Rev., 4.00%, 7/1/2029	475	498
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	95

JPMorgan Short-Intermediate Municipal Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
Series 2021A, Rev., 4.00%, 7/1/2030	550	581
Series 2021A, Rev., 4.00%, 7/1/2031	1,300	1,382
Series 2021A, Rev., 4.00%, 7/1/2032	1,100	1,168
Series 2021A, Rev., 4.00%, 7/1/2033	1,000	1,059
New York State Dormitory Authority, State Personal Income Tax, General Purpose Series 2021A, Rev., 5.00%, 3/15/2034	5,965	6,839
New York State Urban Development Corp., Personal Income Tax
Series 2017A, Rev., 5.00%, 3/15/2030	1,450	1,572
Series 2022A, Rev., 5.00%, 9/15/2032	5,000	5,913
New York Transportation Development Corp., Terminal 4 John F. Kennedy International Airport Project, Tax-Exempt
Rev., 5.00%, 12/1/2027	800	850
Rev., 5.00%, 12/1/2028	500	539
Niagara Frontier Transportation Authority, Buffalo Niagara International Airport
Series 2019A, Rev., AMT, 5.00%, 4/1/2028	265	280
Series 2019A, Rev., AMT, 5.00%, 4/1/2029	265	283
Schenectady County Capital Resource Corp., Union College Project Rev., 5.00%, 1/1/2025	400	412
State of New York Series 2019A, GO, 5.00%, 3/1/2026	3,250	3,452
Syracuse Industrial Development Agency, School District Project
Series 2020A, Rev., 5.00%, 5/1/2030	555	615
Series 2018A, Rev., 5.00%, 5/1/2033	1,245	1,314
Town of Oyster Bay, Public Improvement
GO, 4.00%, 11/1/2026	800	831
GO, 4.00%, 11/1/2027	675	710
Triborough Bridge and Tunnel Authority Series 2013A, Rev., 5.00%, 11/15/2024	3,290	3,303
Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels
Series 2021A, Rev., BAN, 5.00%, 11/1/2025	5,000	5,255
Series 2021A-2, Rev., 2.00%, 5/15/2028 (c)	10,000	8,939
Trust for Cultural Resources of The City of New York, The Museum of Modern Art Series 2020A, Rev., 5.00%, 12/1/2031	3,800	4,263
White Plains City School District GO, 5.00%, 5/15/2024	1,550	1,585
Total New York		99,924
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

North Carolina — 1.3%
North Carolina Medical Care Commission, Wake Forest Baptist Obligated Group Series 2019C, Rev., 2.55%, 6/1/2026 (c)	13,805	13,392
Winston-Salem State University Foundation LLC, The Board of Governors of The University of North Carolina Rev., AGM, 5.00%, 10/1/2023	445	449
Total North Carolina		13,841
Ohio — 0.7%
City of Cleveland, Income Tax, Subordinate Lien, Public Facilities Improvements
Series 2018A, Rev., 5.00%, 10/1/2025	150	157
Series 2018A, Rev., 5.00%, 10/1/2027	250	273
Series 2018A, Rev., 5.00%, 10/1/2028	250	276
Series 2017B-1, Rev., 5.00%, 10/1/2030	2,510	2,772
City of Dublin, Various Purpose GO, 4.00%, 12/1/2028	200	206
Cuyahoga Community College District, Facilities Construction Improvement, Unlimited Tax GO, 5.00%, 12/1/2028	2,300	2,445
Franklin County Convention Facilities Authority, Greater Columbus Convention Center Hotel Expansion Project
Rev., 5.00%, 12/1/2025	250	251
Rev., 5.00%, 12/1/2026	625	629
Rev., 5.00%, 12/1/2029	800	812
Total Ohio		7,821
Oklahoma — 3.0%
Bryan County School Finance Authority, Durant Public Schools Project
Rev., 4.00%, 12/1/2028	385	403
Rev., 4.00%, 12/1/2029	415	436
Rev., 4.00%, 12/1/2030	435	458
Carter County Public Facilities Authority, Educational Facilities Lease, Ardmore City Schools Project
Rev., 5.00%, 9/1/2025	365	375
Rev., 5.00%, 9/1/2026	820	851
Rev., 5.00%, 9/1/2027	1,250	1,310
Cleveland County Educational Facilities Authority, Moore Public Schools Project Rev., 4.00%, 6/1/2027	9,000	9,278
Cleveland County Educational Facilities Authority, Norman Public Schools Project Rev., 5.00%, 6/1/2025	3,050	3,163
SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Oklahoma — continued
Custer County Economic Development Authority, Thomas Fay Public Schools Rev., 4.00%, 12/1/2025	700	710
Grady County School Finance Authority, Educational Facilities Lease, Minco Public Schools Project
Rev., 5.00%, 9/1/2028	375	405
Rev., 5.00%, 9/1/2029	1,175	1,271
Grady County School Finance Authority, Educational Facilities Lease, Tuttle Public Schools Project Rev., 4.00%, 9/1/2029	300	313
Muskogee Industrial Trust, Muskogee Public Schools Project
Rev., 5.00%, 9/1/2024	890	907
Rev., 5.00%, 9/1/2025	850	878
Rev., 5.00%, 9/1/2026	1,800	1,886
Rev., 5.00%, 9/1/2027	480	511
Rev., 4.00%, 9/1/2028	2,500	2,508
Oklahoma County Finance Authority, Educational Facilities, Lease Midwest City-Del City Public Schools Project
Rev., 5.00%, 10/1/2023	355	359
Rev., 5.00%, 10/1/2025	1,000	1,041
Pittsburg County Educational Facilities Authority, McAlester Public Schools Project
Rev., 4.00%, 12/1/2027	125	129
Rev., 4.00%, 12/1/2028	175	181
University of Oklahoma (The), Tax Exempt
Series 2020B, Rev., 5.00%, 7/1/2026	810	857
Series 2020B, Rev., 5.00%, 7/1/2027	430	463
Series 2020B, Rev., 5.00%, 7/1/2028	455	499
Series 2020B, Rev., 5.00%, 7/1/2029	480	534
Series 2020B, Rev., 5.00%, 7/1/2032	1,105	1,232
Wagoner County School Development Authority, Wagoner Public Schools Project
Rev., 4.00%, 9/1/2025	625	634
Rev., 4.00%, 9/1/2027	725	742
Rev., 4.00%, 9/1/2028	300	310
Total Oklahoma		32,644
Oregon — 0.3%
City of Portland, Sewer System, First Lien Series 2014A, Rev., 5.00%, 10/1/2023	40	40
Port of Portland, International Airport
Series 23, Rev., 5.00%, 7/1/2023	1,000	1,006
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oregon — continued
Series 23, Rev., 5.00%, 7/1/2024	1,595	1,633
Yamhill County Hospital Authority, Friendsview, Tax Exempt Series 2021B-1, Rev., 2.50%, 11/15/2028	500	438
Total Oregon		3,117
Pennsylvania — 6.4%
Berks County Industrial Development Authority, Tower Health Project
Rev., 5.00%, 11/1/2023	1,000	972
Rev., 5.00%, 11/1/2024	1,000	958
Charleroi Borough Authority Water System
Rev., AGM, 4.00%, 12/1/2024	175	177
Rev., AGM, 4.00%, 12/1/2025	150	153
Rev., AGM, 4.00%, 12/1/2026	100	103
Rev., AGM, 4.00%, 12/1/2027	125	130
Chester County Health and Education Facilities Authority, Main Line Health System
Series 2020A, Rev., 5.00%, 9/1/2026	250	265
Series 2020A, Rev., 5.00%, 9/1/2027	200	216
Series 2020A, Rev., 5.00%, 9/1/2028	175	193
Series 2020A, Rev., 5.00%, 9/1/2029	175	196
City of Pittsburgh Series 2020A, GO, 5.00%, 9/1/2027	350	380
County of Lackawanna
Series 2020B, GO, 4.00%, 9/1/2027	1,480	1,542
Series 2020B, GO, 4.00%, 9/1/2028	1,495	1,571
Series 2020B, GO, 4.00%, 9/1/2029	1,525	1,598
County of Northampton
Series 2019A, GO, 4.00%, 10/1/2026	750	769
Series 2019A, GO, 4.00%, 10/1/2027	1,565	1,614
Series 2019A, GO, 4.00%, 10/1/2028	920	952
County of Westmoreland Series 2019A, GO, 5.00%, 8/15/2028	3,000	3,299
General Authority of Southcentral Pennsylvania, Hanover Hospital, Inc. Rev., 5.00%, 12/1/2026	1,400	1,455
General Authority of Southcentral Pennsylvania, Wellspan Health Obligated Group Series 2014A, Rev., 5.00%, 6/1/2024	380	388
Montgomery County Higher Education and Health Authority, Thomas Jefferson University Series 2018A, Rev., 5.00%, 9/1/2024	1,000	1,019
Panther Valley School District
GO, 2.00%, 10/15/2026	750	694
GO, 2.00%, 10/15/2027	680	619
GO, 2.00%, 10/15/2028	300	269
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	97

JPMorgan Short-Intermediate Municipal Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Pennsylvania — continued
GO, 2.00%, 10/15/2029	300	265
Penn Hills School District
GO, 5.00%, 10/1/2027	3,585	3,870
GO, 5.00%, 10/1/2028	3,585	3,942
GO, 5.00%, 10/1/2029	3,815	4,265
Pennsylvania Turnpike Commission Series 2018A-1, Rev., (SIFMA Municipal Swap Index Yield + 0.60%), 3.40%, 3/9/2023 (b)	13,000	13,008
Pennsylvania Turnpike Commission, Motor License Fund, Enhanced, Subordinate Series 2017-3, Rev., 5.00%, 12/1/2028	1,000	1,078
Pittsburgh Water and Sewer Authority, First Lien Series 2019A, Rev., 5.00%, 9/1/2023	270	272
Quaker Valley School District
GO, 5.00%, 10/1/2028	350	390
GO, 5.00%, 10/1/2029	425	483
GO, 5.00%, 10/1/2030	250	287
School District of Philadelphia (The)
Series 2021A, GO, 5.00%, 9/1/2023	1,190	1,199
Series 2021A, GO, 5.00%, 9/1/2024	1,265	1,294
Southeastern Pennsylvania Transportation Authority
Rev., 5.00%, 6/1/2027	635	687
Rev., 5.00%, 6/1/2029	3,115	3,493
Southeastern Pennsylvania Transportation Authority, Asset Improvement Program Rev., 5.00%, 6/1/2032	100	117
Sports and Exhibition Authority of Pittsburgh and Allegheny County, Sales Tax
Rev., AGM, 5.00%, 2/1/2029	2,750	2,999
Rev., AGM, 5.00%, 2/1/2030	2,925	3,217
Rev., AGM, 5.00%, 2/1/2031	4,750	5,225
State Public School Building Authority, Community College of Philadelphia Project Rev., 5.00%, 6/15/2024	2,625	2,677
Upper St. Clair Township School District
Series 2019B, GO, 4.00%, 10/1/2028	575	595
Series 2019B, GO, 4.00%, 10/1/2029	420	435
Total Pennsylvania		69,330
Rhode Island — 0.5%
Rhode Island Health and Educational Building Corp., Public School Financing Program
Series 2021F, Rev., 4.00%, 5/15/2027	1,200	1,243
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Rhode Island — continued
Series 2021F, Rev., 4.00%, 5/15/2028	1,650	1,730
Series 2021F, Rev., 4.00%, 5/15/2029	2,000	2,110
Total Rhode Island		5,083
Tennessee — 3.4%
County of Hamilton Series 2020B, GO, 5.00%, 3/1/2027	2,685	2,911
County of Rutherford Series 2015A, GO, 5.00%, 4/1/2026	1,165	1,215
Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Chippington Towers Project Rev., 0.45%, 10/1/2024 (c)	10,000	9,359
State of Tennessee Series 2021A, GO, 5.00%, 11/1/2033	3,980	4,688
Tennergy Corp., Gas Supply Series 2021A, Rev., 4.00%, 9/1/2028 (c)	6,500	6,468
Tennessee Energy Acquisition Corp., Gas project Series 2023A-1, Rev., 5.00%, 5/1/2028 (c)	10,000	10,326
Tennessee Energy Acquisition Corp., Gas Project Series 2017A, Rev., 4.00%, 5/1/2023 (d)	1,400	1,402
Total Tennessee		36,369
Texas — 4.0%
Abilene Independent School District, Unlimited Tax School Building GO, PSF-GTD, 4.00%, 2/15/2029	2,000	2,102
Arlington Higher Education Finance Corp., Uplift Education Series 2017A, Rev., PSF-GTD, 4.00%, 12/1/2029	1,000	1,029
Austin Community College District Public Facility Corp., Lease, Highland Campus Parking Garage Project
Series 2018C, Rev., 5.00%, 8/1/2026	250	266
Series 2018C, Rev., 5.00%, 8/1/2027	200	217
Series 2018C, Rev., 5.00%, 8/1/2029	325	354
Bridge City Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2033	520	603
City of Austin, Airport System
Series 2017B, Rev., AMT, 5.00%, 11/15/2026	1,095	1,140
Series 2017B, Rev., AMT, 5.00%, 11/15/2027	585	609
Series 2017B, Rev., AMT, 5.00%, 11/15/2028	630	658
City of Galveston GO, 4.00%, 5/1/2024	635	640
City of Garland, Water and Sewer System Series 2018A, Rev., 5.00%, 3/1/2026	1,030	1,086
City of Houston, Public Improvement Series 2017A, GO, 5.00%, 3/1/2025	1,195	1,238
SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Texas — continued
Cypress-Fairbanks Independent School District GO, PSF-GTD, 5.00%, 2/15/2033	2,040	2,384
Elgin Independent School District Series 2022, GO, PSF-GTD, 5.00%, 8/1/2032	1,025	1,208
Forney Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 8/15/2024	1,310	1,344
Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System Series 2014A, Rev., 5.00%, 12/1/2026	1,910	1,968
Harris County Fresh Water Supply District No. 61, Unlimited Tax GO, AGM, 3.00%, 9/1/2025	530	520
Hereford Independent School District, School Building, Unlimited Tax
GO, PSF-GTD, 4.00%, 2/15/2028	1,420	1,466
GO, PSF-GTD, 4.00%, 2/15/2029	1,480	1,532
Humble Independent School District, Unlimited Tax School Building GO, PSF-GTD, 5.00%, 2/15/2033	1,655	1,936
Huntsville Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2034	1,340	1,542
Irving Hospital Authority, Baylor Scott and White Medical Center
Series 2017B, Rev., VRDO, 3.90%, 3/9/2023 (c)	1,490	1,490
Series 2017A, Rev., 5.00%, 10/15/2028	250	262
Series 2017A, Rev., 5.00%, 10/15/2029	500	523
Katy Independent School District, School Building GO, PSF-GTD, 4.00%, 2/15/2027	290	290
Klein Independent School District, Unlimited Tax Series B, GO, 5.00%, 8/1/2029	525	546
Lewisville Independent School District, Unlimited Tax
GO, PSF-GTD, 5.00%, 8/15/2025	750	756
GO, PSF-GTD, 5.00%, 8/15/2026	750	756
GO, PSF-GTD, 5.00%, 8/15/2027	650	655
North Texas Tollway Authority, First Tier Series A, Rev., 4.00%, 1/1/2033	2,500	2,549
Odessa Junior College District, Consolidated Fund
Rev., AGM, 4.00%, 7/1/2023	50	50
Rev., AGM, 4.00%, 7/1/2025	440	448
Rev., AGM, 4.00%, 7/1/2026	300	308
Rev., AGM, 4.00%, 7/1/2027	430	446
Pasadena Independent School District, School Building, Unlimited Tax Series 2015A, GO, PSF-GTD, 5.00%, 2/15/2028	1,000	1,016
Richardson Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2029	3,165	3,503
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued
S&S Consolidated Independent School District GO, PSF-GTD, 4.00%, 2/15/2028	580	602
Southwest Higher Education Authority, Inc., Southern Methodist University Project Rev., 5.00%, 10/1/2023	400	404
Texas Municipal Gas Acquisition and Supply Corp., I Gas Supply Senior Lien Series D, Rev., 6.25%, 12/15/2026	1,100	1,148
West Travis County Public Utility Agency
Rev., 5.00%, 8/15/2023	325	328
Rev., 5.00%, 8/15/2027	350	378
Wichita Falls Independent School District, Unlimited Tax
GO, PSF-GTD, 4.00%, 2/1/2028	1,100	1,148
GO, PSF-GTD, 4.00%, 2/1/2030	800	851
GO, PSF-GTD, 4.00%, 2/1/2031	1,000	1,063
Total Texas		43,362
Utah — 0.9%
Utah Infrastructure Agency, Tax-Exempt Telecommunications Series 2017A, Rev., 5.00%, 10/15/2025	6,880	6,872
West Valley City Municipal Building Authority
Rev., AGM, 4.00%, 2/1/2024	500	503
Rev., AGM, 5.00%, 2/1/2025	250	258
Rev., AGM, 5.00%, 2/1/2027	720	768
Rev., AGM, 5.00%, 2/1/2029	1,070	1,132
Total Utah		9,533
Virginia — 1.0%
Chesapeake Bay Bridge and Tunnel District General Resolution Series 2019, Rev., BAN, 5.00%, 11/1/2023	8,355	8,434
Virginia College Building Authority, Educational Facilities, 21st Century College and Equipment Programs Series 2017C, Rev., 5.00%, 2/1/2028	1,000	1,076
Virginia Resources Authority, Infrastructure Pooled Financing Program Series C, Rev., 5.00%, 11/1/2027	1,235	1,318
Total Virginia		10,828
Washington — 2.4%
Snohomish County Public Utility District No. 1, Electric System Rev., 5.00%, 12/1/2025	500	526
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	99

JPMorgan Short-Intermediate Municipal Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Washington — continued
University of Washington Series 2022C, Rev., 4.00%, 8/1/2027 (c)	7,900	8,131
Washington Health Care Facilities Authority, Commonspirit Health Series B-3, Rev., 5.00%, 8/1/2026 (c)	17,000	17,581
Total Washington		26,238
Wisconsin — 2.2%
Pewaukee School District Series 2019B, GO, 5.00%, 9/1/2027	200	218
State of Wisconsin Series 2016A, GO, 5.00%, 5/1/2026	5,050	5,249
Sun Prairie Area School District GO, 4.00%, 3/1/2028	2,500	2,583
Wauwatosa School District, School Building and Improvement Series 2019A, GO, 5.00%, 3/1/2029	6,025	6,521
Wisconsin Department of Transportation
Series 2021A, Rev., 5.00%, 7/1/2027	1,650	1,799
Series 2021A, Rev., 5.00%, 7/1/2028	1,200	1,337
Series 2021A, Rev., 5.00%, 7/1/2029	1,970	2,240
Wisconsin Health & Educational Facilities Authority Series 2018B-2, Rev., 5.00%, 6/24/2026 (c)	3,500	3,682
Wisconsin Health and Educational Facilities Authority, Aspirus, Inc., Obligated Group Rev., 5.00%, 8/15/2025	325	338
Total Wisconsin		23,967
Total Municipal Bonds (Cost $1,048,216)		997,738
Collateralized Mortgage Obligations — 0.0% ^
FNMA, REMIC Series 2002-36, Class FS, 5.12%, 6/25/2032 (c)(Cost $32)	32	32
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 6.5%
Investment Companies — 6.5%
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 2.93% (f) (g) (Cost $70,371)	70,359	70,373
Total Investments — 99.0% (Cost $1,118,619)		1,068,143
Other Assets Less Liabilities — 1.0%		10,605
NET ASSETS — 100.0%		1,078,748

Percentages indicated are based on net assets.

Abbreviations
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
COP	Certificate of Participation
FHA	Federal Housing Administration
FNMA	Federal National Mortgage Association
GO	General Obligation
GTD	Guaranteed
LOC	Letter of Credit
MTA	Metropolitan Transportation Authority
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RE	Reinsured
REMIC	Real Estate Mortgage Investment Conduit
Rev.	Revenue
SIFMA	The Securities Industry and Financial Markets Association
VRDO	Variable Rate Demand Obligation

^	Amount rounds to less than 0.1% of net assets.
(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2023.
(c)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 28, 2023.

(d)	Security is prerefunded or escrowed to maturity.
(e)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. Morgan Municipal Bond Funds	February 28, 2023

(f)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(g)	The rate shown is the current yield as of February 28, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	101

JPMorgan Sustainable Municipal Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 96.1% (a)
Alabama — 1.1%
Black Belt Energy Gas District, Gas Project No. 8 Series 2022A, Rev., 4.00%, 12/1/2029 (b)	645	627
Lower Alabama Gas District (The), Gas Project Series 2016A, Rev., 5.00%, 9/1/2031	1,000	1,052
Southeast Energy Authority A Cooperative District, Project No. 2 Series 2021B, Rev., 4.00%, 12/1/2031 (b)	1,175	1,144
Total Alabama		2,823
Alaska — 0.1%
Alaska Housing Finance Corp., General Mortgage Series 2016A, Rev., 3.50%, 6/1/2046	300	297
Arizona — 4.6%
Arizona Industrial Development Authority, Academies of Math and Science Projects Rev., 5.00%, 7/1/2032 (c)	300	304
Arizona Industrial Development Authority, Equitable School Revolving Fund LLC
Series A, Rev., 5.00%, 11/1/2033	1,000	1,085
Series A, Rev., 5.00%, 11/1/2037	900	943
Arizona Industrial Development Authority, KIPP Nashville Project
Series A, Rev., 5.00%, 7/1/2030	245	258
Series A, Rev., 5.00%, 7/1/2031	260	274
Series A, Rev., 5.00%, 7/1/2032	270	283
Arizona Industrial Development Authority, Macombs Facility Project
Series 2021A, Rev., 5.00%, 7/1/2033	310	331
Series 2021A, Rev., 4.00%, 7/1/2035	370	355
Series 2021A, Rev., 4.00%, 7/1/2036	155	146
Series 2021A, Rev., 4.00%, 7/1/2041	500	447
Arizona Industrial Development Authority, Pebble Campus Project Series 2020A, Rev., 4.00%, 7/15/2030 (c)	250	232
Arizona Industrial Development Authority, Pinecrest Academy of Northern Nevada Project Series 2022A, Rev., 4.50%, 7/15/2029 (c)	750	718
Arizona Industrial Development Authority, Somerset Academy, Aliante and Skye Canyon Campus Project
Series 2021A, Rev., 3.00%, 12/15/2031 (c)	260	222
Series 2021A, Rev., 4.00%, 12/15/2041 (c)	250	199
Arizona State University Series 2015A, Rev., 5.00%, 7/1/2028	75	78
Industrial Development Authority of the County of Pima (The), La Posada at Pusch Ridge Project Series 2022B-3, Rev., 5.13%, 11/15/2029 (c)	750	745
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Arizona — continued
La Paz County Industrial Development Authority, Harmony Public School Project
Rev., 4.00%, 2/15/2041	420	356
Rev., 4.00%, 2/15/2046	335	269
Maricopa County Industrial Development Authority, Arizona Autism Charter School Project Series 2021A, Rev., 4.00%, 7/1/2041 (c)	200	161
Maricopa County Industrial Development Authority, Arizona Autism Charter Schools Project Series 2021A, Rev., 4.00%, 7/1/2031 (c)	250	227
Maricopa County Industrial Development Authority, Banner Health Series A, Rev., 4.00%, 1/1/2041	4,450	4,233
Maricopa County Industrial Development Authority, HonorHealth Series 2019A, Rev., 5.00%, 9/1/2032	200	217
Total Arizona		12,083
California — 6.0%
California Community Housing Agency, Fountains at Emerald Park Series 2021A-2, Rev., 4.00%, 8/1/2046 (c)	300	243
California Community Housing Agency, Glendale Properties Series 2021A-2, Rev., 4.00%, 8/1/2047 (c)	500	398
California Enterprise Development Authority, Riverside County, Rocketship Public Schools- Obligated Group No. 2 Series 2022A, Rev., 4.00%, 6/1/2027 (c)	300	286
California Health Facilities Financing Authority, On Lok Senior Health Service Rev., 3.00%, 8/1/2025	50	49
California Infrastructure and Economic Development Bank, Equitable School Revolving Fund LLC Series B, Rev., 5.00%, 11/1/2034	210	227
California Municipal Finance Authority, Community Health Centers of The Central Coast, Inc.
Series 2021A, Rev., 4.00%, 12/1/2026 (c)	100	98
Series 2021A, Rev., 5.00%, 12/1/2027 (c)	50	51
Series 2021A, Rev., 5.00%, 12/1/2028 (c)	60	62
Series 2021A, Rev., 5.00%, 12/1/2029 (c)	100	104
Series 2021A, Rev., 5.00%, 12/1/2031 (c)	65	68
California Municipal Finance Authority, Eisenhower Medical Center Series 2017B, Rev., 5.00%, 7/1/2026	410	425
California Municipal Finance Authority, San Antonio Gardens Project Series 2022B2, Rev., 2.13%, 11/15/2026	410	373
SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
California — continued
California Pollution Control Financing Authority, Poseidon Resources Channelside LP Desalination Project
Rev., AMT, 5.00%, 7/1/2036 (c) (d)	250	261
Rev., AMT, 5.00%, 7/1/2037 (c) (d)	1,100	1,138
Rev., AMT, 5.00%, 7/1/2038 (c) (d)	500	515
California Public Finance Authority, Enso Village Project
Series 2021B-1, Rev., 3.13%, 5/15/2029 (c)	300	264
Series 2021A, Rev., 5.00%, 11/15/2036 (c)	300	280
California School Finance Authority, Classical Academies Oceanside Project
Series 2022A, Rev., 4.00%, 10/1/2027 (c)	500	500
Series 2022A, Rev., 5.00%, 10/1/2032 (c)	700	748
California School Finance Authority, Green Dot Public Schools Project Series 2022-A, Rev., 5.00%, 8/1/2032 (c)	350	365
California School Finance Authority, John Adams Academies Series 2022A, Rev., 4.50%, 7/1/2032 (c)	850	800
California School Finance Authority, Kipp SoCal Public Schools Series A, Rev., 5.00%, 7/1/2039 (c)	500	512
California School Finance Authority, Kipp Social Projects
Series 2020A, Rev., 5.00%, 7/1/2027 (c)	80	83
Series 2020A, Rev., 5.00%, 7/1/2028 (c)	110	116
Series 2020A, Rev., 5.00%, 7/1/2029 (c)	140	149
Series 2020A, Rev., 5.00%, 7/1/2030 (c)	100	107
Series 2020A, Rev., 4.00%, 7/1/2040 (c)	295	268
California Statewide Communities Development Authority, Emanate Health, Tax-Exempt Series 2020A, Rev., 3.00%, 4/1/2050	2,645	1,913
California Statewide Communities Development Authority, Front Porch Communities Series 2021A, Rev., 4.00%, 4/1/2039	1,000	957
CSCDA Community Improvement Authority, Essential Housing, Parallel-Anaheim Series 2021A, Rev., 4.00%, 8/1/2056 (c)	500	405
CSCDA Community Improvement Authority, Essential Housing, Towne at Glendale Apartments Series 2022B, Rev., 5.00%, 9/1/2037 (c)	175	166
East Bay Municipal Utility District, Water System Series 2022A, Rev., 5.00%, 6/1/2033	2,500	3,007
Orange County Community Facilities District No. 2021-1, Rienda Series A, Rev., 5.00%, 8/15/2042	400	407
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued
River Islands Public Financing Authority, Facilities District No. 2003 Series 2022A-1, Rev., AGM, 5.00%, 9/1/2028	230	255
State of California, Department of Veterans Affairs, Farm and Home Purchase Program Series B, Rev., 3.50%, 12/1/2045	230	227
Total California		15,827
Colorado — 3.2%
Aspen Fire Protection District
COP, 4.00%, 12/1/2034	200	206
COP, 4.00%, 12/1/2035	225	230
COP, 4.00%, 12/1/2036	350	354
Colorado Educational and Cultural Facilities Authority, Aspen View Academy Project
Rev., 4.00%, 5/1/2029	35	34
Rev., 4.00%, 5/1/2030	30	29
Rev., 4.00%, 5/1/2031	30	29
Rev., 4.00%, 5/1/2041	90	77
Colorado Educational and Cultural Facilities Authority, Global Village Academy Northglenn Project Rev., 4.00%, 12/1/2030 (c)	595	548
Colorado Educational and Cultural Facilities Authority, Golden View Classical Academy Projects
Rev., 4.00%, 1/1/2026	200	196
Rev., 4.00%, 1/1/2032	475	459
Colorado Educational and Cultural Facilities Authority, Vega Collegiate Academy Project Rev., 5.00%, 2/1/2034 (c)	300	291
Colorado Health Facilities Authority, Tax Exempt Series 2021B-3, Rev., 2.13%, 5/15/2028	300	273
Colorado Housing and Finance Authority, Single Family Mortgage
Series 2019F, Rev., GNMA COLL, 4.25%, 11/1/2049	190	190
Series 2020H, Rev., GNMA COLL, 3.00%, 5/1/2050	785	762
Series 2020B, Rev., 3.75%, 5/1/2050	1,450	1,434
Dominion Water and Sanitation District
Rev., 5.00%, 12/1/2027	590	583
Rev., 5.25%, 12/1/2032	500	493
State of Colorado
COP, 4.00%, 6/15/2039	1,000	987
COP, 4.00%, 6/15/2040	1,320	1,291
Total Colorado		8,466
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	103

JPMorgan Sustainable Municipal Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Connecticut — 1.3%
Connecticut Housing Finance Authority, Housing Mortgage Finance Program
Series A-1, Rev., 4.00%, 11/15/2045	70	70
Series D, Subseries D-1, Rev., GNMA / FNMA / FHLMC, 4.00%, 11/15/2047	470	467
Subseries A-1, Rev., 4.00%, 11/15/2047	145	144
Connecticut State Health and Educational Facilities Authority, Yale New Haven Health Series B, Rev., 1.80%, 7/1/2024 (b)	225	217
Connecticut State Higher Education Supplemental Loan Authority, CHESLA Loan Program Series 2019B, Rev., AMT, 5.00%, 11/15/2027	250	266
Stamford Housing Authority, The Dogwoods Project Rev., BAN, 11.00%, 12/1/2027 (c)	1,000	1,015
University of Connecticut Series 2019A, Rev., 5.00%, 11/1/2035	1,250	1,359
Total Connecticut		3,538
Delaware — 1.0%
Delaware State Economic Development Authority, Aspria of Delaware Charter Operations inc. Projects Series 2022A, Rev., 4.00%, 6/1/2042	250	203
Delaware State Economic Development Authority, Newark Charter School, Inc. Project Rev., 4.00%, 9/1/2028	225	225
Delaware State Health Facilities Authority, Beebe Medical Center Project Rev., 5.00%, 6/1/2034	2,200	2,330
Total Delaware		2,758
District of Columbia — 2.0%
District of Columbia, Gallaudet University Project
Rev., 5.00%, 4/1/2027	150	158
Rev., 5.00%, 4/1/2028	160	171
Series 2021A, Rev., 4.00%, 4/1/2033	165	168
Series 2021A, Rev., 4.00%, 4/1/2034	160	162
Series 2021A, Rev., 4.00%, 4/1/2035	200	200
Series 2021A, Rev., 4.00%, 4/1/2036	200	196
District of Columbia, Rocketship Obligated Group Series 2021A, Rev., 5.00%, 6/1/2031 (c)	400	407
District of Columbia, Two Rivers Public Charter School, Inc.
Rev., 3.00%, 6/1/2030	1,000	914
Rev., 5.00%, 6/1/2050	1,500	1,422
District of Columbia, Water and Sewer Authority, Public Utility, Subordinate Lien Series A, Rev., 5.00%, 10/1/2045	1,500	1,536
Total District of Columbia		5,334
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Florida — 9.6%
Capital Trust Agency, Inc., Sustainability Bonds -The Marie Rev., 4.00%, 6/15/2031 (c)	150	136
City of Pompano Beach Series 2021A, Rev., 4.00%, 9/1/2041	1,000	794
City of Pompano Beach, John Knox Village Project Series 2020, Rev., 3.50%, 9/1/2035	1,375	1,134
City of Port St. Lucie, Utility System Rev., NATL - RE, 5.25%, 9/1/2024	5,000	5,154
Florida Development Finance Corp., Central Charter School Project
Series 2022, Rev., 5.00%, 8/15/2032 (c)	225	213
Series 2022, Rev., 5.25%, 8/15/2037 (c)	350	323
Series 2022, Rev., 5.63%, 8/15/2042 (c)	1,515	1,400
Florida Development Finance Corp., Cornerstone Charter Academy Project
Series 2022, Rev., 5.00%, 10/1/2032 (c)	460	465
Series 2022, Rev., 5.00%, 10/1/2042 (c)	275	260
Florida Development Finance Corp., Educational Facilities, River City Science Academy Projects
Rev., 4.00%, 7/1/2027	290	286
Rev., 4.00%, 7/1/2028	150	148
Rev., 4.00%, 7/1/2029	155	152
Rev., 4.00%, 7/1/2030	215	210
Series 2022B, Rev., 5.00%, 7/1/2031	165	171
Series 2022B, Rev., 5.00%, 7/1/2042	230	230
Florida Development Finance Corp., IDEA Florida, Inc., Jacksonville IV Project Rev., 5.25%, 6/15/2029 (c)	300	297
Florida Development Finance Corp., Mater Academy Project
Series 2022A, Rev., 5.00%, 6/15/2032	270	273
Series 2022A, Rev., 5.00%, 6/15/2033	380	384
Series 2022A, Rev., 5.00%, 6/15/2034	400	403
Series 2022A, Rev., 5.00%, 6/15/2036	1,325	1,314
Series 2020A, Rev., 5.00%, 6/15/2040	500	480
Florida Development Finance Corp., The Glenridge on Palmer Ranch Project Rev., 4.00%, 6/1/2026	110	105
Lee County Industrial Development Authority, Health Care Facilities Series 2022B2, Rev., 3.25%, 10/1/2026	500	478
Lee Memorial Health System Series 2019A-1, Rev., 5.00%, 4/1/2036	1,000	1,064
Miami Beach Redevelopment Agency, City Center, Historic Convention Village Series A, Rev., 5.00%, 2/1/2027	2,000	2,028
SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Florida — continued
Middleton Community Development District A, City of Wildwood, Florida Special Assessment
5.20%, 5/1/2027	225	226
5.85%, 5/1/2037	500	508
Palm Beach County Health Facilities Authority, Jupiter Medical Center
Series A, Rev., 5.00%, 11/1/2031	100	108
Series A, Rev., 5.00%, 11/1/2032	100	108
Series A, Rev., 5.00%, 11/1/2047	500	503
School Board of Miami-Dade County (The) Series 2015D, COP, 5.00%, 2/1/2027	3,000	3,150
Seminole County Industrial Development Authority, Galileo Schools for Gifted Learning Series 2021A, Rev., 4.00%, 6/15/2041 (c)	210	171
South Florida Water Management District COP, 5.00%, 10/1/2032	2,250	2,366
Total Florida		25,042
Georgia — 1.3%
Columbus Medical Center Hospital Authority, Piedmont Healthcare Inc., Project Series 2019B, Rev., 5.00%, 7/1/2029 (b)	500	543
Gainesville and Hall County Hospital Authority, Northeast Georgia Health System, Inc., Project Series A, Rev., 5.00%, 2/15/2026	860	893
George L Smith II Congress Center Authority, Convention Center Hotel First Series 2021A, Rev., 2.38%, 1/1/2031	500	433
George L Smith II Congress Center Authority, Convention Center Hotel Second
Series 2021B, Rev., 3.63%, 1/1/2031 (c)	415	359
Series 2021B, Rev., 5.00%, 1/1/2036 (c)	500	452
Georgia Housing and Finance Authority, Single Family Mortgage
Series 2017A, Rev., 4.00%, 12/1/2047	220	219
Series B, Rev., 4.00%, 12/1/2047	440	438
Total Georgia		3,337
Illinois — 5.5%
City of Aurora, Single Family Mortgage
Series B, Rev., GNMA / FNMA / FHLMC, 5.45%, 12/1/2039	46	46
Series 2007-A, Rev., AMT, GNMA / FNMA / FHLMC, 5.50%, 12/1/2039	53	53
Illinois Finance Authority, Clark-Lindsey Village Series A, Rev., 4.60%, 6/1/2027	200	195
Illinois Finance Authority, Clean Water Initiative Revolving Fund Rev., 4.00%, 7/1/2037	2,540	2,595
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — continued
Illinois Finance Authority, Lake Forest College
Series A, Rev., 5.00%, 10/1/2032	215	219
Series A, Rev., 5.00%, 10/1/2035	475	469
Series A, Rev., 5.50%, 10/1/2039	380	380
Illinois Finance Authority, Plymouth Place, Inc.
Series 2022B-3, Rev., 4.75%, 11/15/2027	100	100
Series 2022B-2, Rev., 5.25%, 11/15/2027	100	100
Series 2022B-1, Rev., 6.00%, 11/15/2027	100	100
Series 2021A, Rev., 5.00%, 5/15/2032	135	128
Series 2021A, Rev., 5.00%, 5/15/2033	145	137
Illinois Finance Authority, Social Bonds-Learn Chapter School Project
Rev., 4.00%, 11/1/2030	130	129
Rev., 4.00%, 11/1/2031	135	134
Rev., 4.00%, 11/1/2041	375	332
Illinois Finance Authority, Southern Illinois Healthcare Enterprises, Inc. Series C, Rev., 5.00%, 3/1/2033	365	382
Illinois Housing Development Authority, Homeowner Mortgage Series C, Rev., 3.50%, 8/1/2046	465	458
Peoria City School District No. 150 Series 2020A, GO, AGM, 4.00%, 12/1/2027	505	522
Southern Illinois University, Housing and Auxiliary Facilities System Series 2021A, Rev., 5.00%, 4/1/2033	300	323
Southwestern Illinois Development Authority, Flood Prevention District Council Project
Rev., 5.00%, 4/15/2026	250	264
Rev., 5.00%, 4/15/2028	390	427
Rev., 5.00%, 4/15/2029	290	323
State of Illinois
Series 2017D, GO, 5.00%, 11/1/2025	1,945	1,999
Series 2022B, GO, 5.00%, 3/1/2031	665	710
Will County Forest Preservation District, Limited Tax
GO, 5.00%, 12/15/2035	1,170	1,320
GO, 5.00%, 12/15/2036	1,460	1,634
GO, 4.00%, 12/15/2037	1,000	1,025
Total Illinois		14,504
Indiana — 2.6%
City of Goshen, Multi-Family, Green Oaks of Goshen Project Series 2021A, Rev., 5.00%, 8/1/2041 (c)	500	381
City of Jeffersonville, Vivera Senior Living of Jeffersonville Project Series 2020A, Rev., 4.75%, 11/1/2030 (c)	570	496
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	105

JPMorgan Sustainable Municipal Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Indiana — continued
County of St. Joseph, Economic Development, St. Mary's College Project Series 2017A, Rev., 5.00%, 4/1/2026	1,880	1,957
Indiana Finance Authority, DePauw University Series 2022-A, Rev., 5.00%, 7/1/2032	350	377
Indiana Finance Authority, Educational Facilities, Valparaiso University Project
Rev., 4.00%, 10/1/2034	165	159
Rev., 4.00%, 10/1/2035	220	209
Indiana Finance Authority, Rose-Hulman Institute of Technology Project
Series 2021, Rev., 5.00%, 6/1/2031	100	110
Rev., 4.00%, 6/1/2033	110	113
Indiana Health Facility Financing Authority, Ascension Health Credit Group Series A-1, Rev., 5.00%, 11/15/2034	1,670	1,736
Indiana Housing and Community Development Authority, Single Family Mortgage Series 2020A, Rev., 3.75%, 1/1/2049	755	746
Indiana Housing and Community Development Authority, Vita of Marion Project Series 2021B, Rev., 4.00%, 4/1/2024	500	486
Total Indiana		6,770
Iowa — 0.7%
Iowa Finance Authority, Senior Living Facility, Sunrise Retirement Community Project
Rev., 5.00%, 9/1/2028	195	186
Rev., 5.00%, 9/1/2030	110	103
Rev., 5.00%, 9/1/2031	105	98
Rev., 5.00%, 9/1/2036	445	389
Iowa Student Loan Liquidity Corp., Student Loan Series 2015A, Rev., AMT, 5.00%, 12/1/2025	1,000	1,031
Total Iowa		1,807
Kansas — 0.3%
City of Manhattan, Meadowlark Hills
Series 2022B-2, Rev., 2.38%, 6/1/2027	225	203
Series 2021A, Rev., 4.00%, 6/1/2036	300	247
City of Topeka, Kansas Health Care Facilities Series 2022-B, Rev., 5.13%, 12/1/2026	250	249
Total Kansas		699
Kentucky — 0.2%
City of Henderson, Pratt Paper LLC Project Series 2022B, Rev., AMT, 3.70%, 1/1/2032 (c)	600	583
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Louisiana — 0.9%
Louisiana Local Government Environmental Facilities and Community Development Authority, LCTCS Act 391 Project Rev., 5.00%, 10/1/2028	670	733
Louisiana Public Facilities Authority, Lincoln Preparatory School Project
Series 2021A, Rev., 5.00%, 6/1/2031 (c)	450	430
Series 2021A, Rev., 5.00%, 6/1/2041 (c)	525	448
Louisiana Public Facilities Authority, Mentorship Steam Academy Project
Series 2021A, Rev., 5.00%, 6/1/2036 (c)	385	339
Series 2021A, Rev., 5.00%, 6/1/2042 (c)	440	366
Total Louisiana		2,316
Maine — 0.4%
City of Portland, General Airport Rev., 5.00%, 1/1/2031	370	406
Maine Health and Higher Educational Facilities Authority
Series 2020A, Rev., 4.00%, 7/1/2024 (e)	140	141
Series 2020A, Rev., 4.00%, 7/1/2024	110	111
Series 2020A, Rev., 4.00%, 7/1/2028 (e)	210	222
Maine State Housing Authority, Mortgage Purchase Series A, Rev., 4.00%, 11/15/2045	150	150
Total Maine		1,030
Maryland — 1.1%
County of Baltimore, Riderwood Village, Inc., Project
Rev., 4.00%, 1/1/2032	475	471
Rev., 4.00%, 1/1/2033	600	592
Maryland Economic Development Corp., Annapolis Mobility and Resilience Project Series 2022-A, Rev., 5.00%, 12/31/2037	795	830
Maryland Health and Higher Educational Facilities Authority, Stevenson University Project
Series 2021A, Rev., 5.00%, 6/1/2029	150	161
Series 2021A, Rev., 5.00%, 6/1/2031	175	190
Montgomery County Housing Opportunities Commission, Single Family Mortgage Series 2017A, Rev., 4.00%, 7/1/2048	555	552
Total Maryland		2,796
Massachusetts — 4.4%
Massachusetts Clean Water Trust (The), Poll Program Rev., 5.25%, 8/1/2024	3,000	3,090
Massachusetts Development Finance Agency, Boston Medical Center Issue Series 2023G, Rev., 5.25%, 7/1/2048	1,000	1,046
SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Massachusetts — continued
Massachusetts Development Finance Agency, Boston Medical Center Issue Series 2023G, Rev., 4.38%, 7/1/2052	700	653
Massachusetts Development Finance Agency, Salem Community Corp.
Rev., 5.00%, 1/1/2026	285	283
Rev., 5.00%, 1/1/2027	305	301
Rev., 5.00%, 1/1/2028	265	260
Rev., 5.00%, 1/1/2029	500	486
Rev., 5.00%, 1/1/2031	240	229
Rev., 5.13%, 1/1/2040	510	462
Massachusetts Development Finance Agency, Southcoast Health System Obligated Group Issue
Series 2021G, Rev., 5.00%, 7/1/2029	150	163
Series 2021G, Rev., 5.00%, 7/1/2030	150	165
Massachusetts Health and Educational Facilities Authority, Massachusetts Institute of Technology Series L, Rev., 5.25%, 7/1/2033	820	1,016
Massachusetts Housing Finance Agency, Single Family Housing
Series 169, Rev., 4.00%, 12/1/2044	35	35
Series 183, Rev., 3.50%, 12/1/2046	85	84
Series 214, Rev., GNMA / FNMA / FHLMC, 3.75%, 12/1/2049	960	948
Massachusetts Water Resources Authority Series B, Rev., AGM, 5.25%, 8/1/2029	2,000	2,306
Total Massachusetts		11,527
Michigan — 1.4%
City of Detroit, Unlimited Tax
Series 2021A, GO, 5.00%, 4/1/2030	475	492
Series 2021A, GO, 5.00%, 4/1/2031	215	224
Series 2021-A, GO, 5.00%, 4/1/2033	770	793
Eastern Michigan University Series 2017A, Rev., 5.00%, 3/1/2030	575	615
Michigan Finance Authority, Trinity Health Credit Group Series 2013MI-4, Rev., 4.00%, 12/1/2038	1,000	971
Michigan State Housing Development Authority, Single Family Mortgage Series B, Rev., AMT, 3.50%, 6/1/2047	390	385
Western Michigan University, Tax Exempt Series 2021A, Rev., AGM, 5.00%, 11/15/2029	100	112
Total Michigan		3,592
Minnesota — 2.3%
City of Ramsey Series 2022-A, Rev., 5.00%, 6/1/2032	535	522
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Minnesota — continued
City of Woodbury, Charter School Lease, Woodbury Leadership Academy Project
Series 2021A, Rev., 4.00%, 7/1/2031	175	160
Series 2021A, Rev., 4.00%, 7/1/2041	445	357
Minneapolis-St. Paul Housing Finance Board, Single Family Mortgage, City Living Home Programs Series 2007A-2, Rev., GNMA / FNMA / FHLMC, 5.52%, 3/1/2041	120	120
Minnesota Housing Finance Agency Series 2022-M, Rev., GNMA / FNMA / FHLMC COLL, 6.00%, 1/1/2053	1,275	1,385
Minnesota Housing Finance Agency, Non Profit Housing, State Appropriation
Rev., 5.25%, 8/1/2024	1,015	1,017
Rev., 5.25%, 8/1/2025	1,070	1,072
Rev., 5.25%, 8/1/2026	825	827
Minnesota Housing Finance Agency, Residential Housing Finance Series B, Rev., AMT, GNMA / FNMA / FHLMC COLL, 4.00%, 7/1/2047	275	273
Minnesota Office of Higher Education, Supplemental Student Loan Program Rev., AMT, 5.00%, 11/1/2027	300	315
Total Minnesota		6,048
Mississippi — 0.4%
Mississippi Home Corp., Single Family Mortgage Series 2019A, Rev., GNMA / FNMA / FHLMC, 4.00%, 12/1/2048	935	929
Missouri — 0.6%
Health and Educational Facilities Authority of the State of Missouri, Mercy Health Series 2018A, Rev., 5.00%, 6/1/2031	1,000	1,093
Industrial Development Authority of the City of St. Louis Missouri (The), Innovation District Rev., 5.00%, 5/15/2041	425	415
Total Missouri		1,508
Nebraska — 0.7%
Madison County Hospital Authority No. 1, Faith Regional Health Services Project
Rev., 5.00%, 7/1/2030	1,020	1,046
Rev., 5.00%, 7/1/2031	720	739
Total Nebraska		1,785
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	107

JPMorgan Sustainable Municipal Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Nevada — 0.5%
Carson City Nevada Hospital
Rev., 5.00%, 9/1/2026	555	577
Rev., 5.00%, 9/1/2029	620	654
Total Nevada		1,231
New Hampshire — 2.4%
City of Manchester, School Facilities
Rev., NATL - RE, 5.50%, 6/1/2024	3,545	3,642
Rev., NATL - RE, 5.50%, 6/1/2027	900	987
New Hampshire Business Finance Authority, Springpoint Senior Living Project
Rev., 4.00%, 1/1/2026	265	260
Rev., 4.00%, 1/1/2027	250	244
Rev., 4.00%, 1/1/2029	300	286
Rev., 4.00%, 1/1/2031	290	271
Rev., 4.00%, 1/1/2041	750	622
Total New Hampshire		6,312
New Jersey — 3.1%
Atlantic County Improvement Authority (The), Atlantic City Campus Phase II Project
Series 2021A, Rev., AGM, 5.00%, 7/1/2029	100	110
Series 2021A, Rev., AGM, 5.00%, 7/1/2030	100	111
Series 2021A, Rev., AGM, 5.00%, 7/1/2031	100	112
Series 2021A, Rev., AGM, 5.00%, 7/1/2034	60	67
Series 2021A, Rev., AGM, 5.00%, 7/1/2035	75	83
Series 2021A, Rev., AGM, 4.00%, 7/1/2036	100	99
Series 2021A, Rev., AGM, 4.00%, 7/1/2037	75	73
Camden County Improvement Authority (The), Camden Prep High School Project
Rev., 4.00%, 7/15/2027 (c)	215	211
Rev., 5.00%, 7/15/2032 (c)	285	299
Rev., 5.00%, 7/15/2042 (c)	590	591
Egg Harbor Township School District GO, AGM, 5.75%, 7/15/2024	1,215	1,257
Essex County Improvement Authority, CHF-Newark, LLC, NJIT Student Housing Project Series 2021A, Rev., 5.00%, 8/1/2033	170	189
Essex County Improvement Authority, North Star Academy Charter School of Newark, Inc., 2020 Project
Rev., 4.00%, 7/15/2023 (c)	115	115
Rev., 4.00%, 7/15/2025 (c)	370	368
Rev., 4.00%, 7/15/2027 (c)	400	397
Rev., 4.00%, 7/15/2029 (c)	430	427
Rev., 4.00%, 7/15/2030 (c)	200	198
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New Jersey — continued
New Jersey Economic Development Authority, School Facilities Construction
Series 2021QQQ, Rev., 5.00%, 6/15/2030	270	299
Series 2021QQQ, Rev., 5.00%, 6/15/2033	300	330
New Jersey Educational Facilities Authority, Stevens Institute of Technology
Series 2020A, Rev., 5.00%, 7/1/2033	350	375
Series 2020A, Rev., 5.00%, 7/1/2034	280	299
New Jersey Health Care Facilities Financing Authority, University Hospital Issue Series 2015A, Rev., AGM, 5.00%, 7/1/2023	820	825
New Jersey Housing and Mortgage Finance Agency, Single Family Housing Series 2018A, Rev., 4.50%, 10/1/2048	655	659
Passaic County Improvement Authority (The), City of Paterson Project Rev., 5.25%, 7/1/2043 (d)	670	677
Total New Jersey		8,171
New Mexico — 0.3%
New Mexico Mortgage Finance Authority, Single Family Mortgage Program Series 2019C, Class I, Rev., GNMA / FNMA / FHLMC, 4.00%, 1/1/2050	795	790
New York — 5.2%
Broome County Local Development Corp., Good Shepherd Village at Endwell, Inc.
Rev., 3.50%, 7/1/2026	500	474
Rev., 4.00%, 7/1/2031	780	697
Build NYC Resource Corp., Global Community Charter School
Series 2022A, Rev., 4.00%, 6/15/2032	135	127
Series 2022A, Rev., 5.00%, 6/15/2042	360	343
Series 2022A, Rev., 5.00%, 6/15/2052	640	590
Build NYC Resource Corp., Grand Concourse Academy Charter School
Series 2022A, Rev., 3.40%, 7/1/2027	300	293
Series 2022A, Rev., 5.00%, 7/1/2032	100	106
Series 2022A, Rev., 5.00%, 7/1/2042	300	302
Build NYC Resource Corp., Kipp NYC Public School Facilities - Canal West Project
Rev., 5.00%, 7/1/2029	460	490
Rev., 5.00%, 7/1/2031	535	575
Rev., 5.00%, 7/1/2032	550	592
Rev., 5.00%, 7/1/2035	530	559
Build NYC Resource Corp., New World Preparatory Charter School Project
Series 2021A, Rev., 4.00%, 6/15/2031	150	140
SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
Series 2021A, Rev., 4.00%, 6/15/2041	135	110
Huntington Local Development Corp., Fountaingate Garden Project Series 2021C, Rev., 3.00%, 7/1/2025	90	87
Monroe County Industrial Development Corp., Academy of Health Sciences Charter School Project Series 2022-A, Rev., 5.00%, 7/1/2032 (c)	250	244
New York City Water and Sewer System, Second General Resolution, Fiscal Year 2015 Series FF, Rev., 5.00%, 6/15/2031	1,000	1,045
New York Transportation Development Corp., Delta Air Lines, Inc., LaGuardia Airport Terminals C&D Redevelopment Project Rev., AMT, 5.00%, 1/1/2025	1,750	1,768
Port Authority of New York and New Jersey, Consolidated Series 194, Rev., 5.00%, 10/15/2030	2,000	2,092
State of New York Mortgage Agency, Homeowner Mortgage
Series 197, Rev., 3.50%, 10/1/2044	480	474
Series 195, Rev., 4.00%, 10/1/2046	440	438
Suffolk County Economic Development Corp., St. Johnland Assisted Living Inc., Project Rev., 4.63%, 11/1/2031 (c)	1,250	1,057
Westchester County Local Development Corp., Kendal on Hudson Project
Series 2022B, Rev., 5.00%, 1/1/2027	140	143
Series 2022B, Rev., 5.00%, 1/1/2037	265	261
Series 2022B, Rev., 5.00%, 1/1/2041	250	241
Yonkers Economic Development Corp., Charter School of Educational Excellence Project Rev., 4.00%, 10/15/2030	355	327
Total New York		13,575
North Carolina — 0.5%
North Carolina Housing Finance Agency, Homeownership Series 43, Rev., GNMA / FNMA / FHLMC, 4.00%, 7/1/2050	495	492
North Carolina Medical Care Commission, Lutheran Services for The Aging Series 2021A, Rev., 4.00%, 3/1/2031	290	261
North Carolina Medical Care Commission, The Forest at Duke Project
Rev., 4.00%, 9/1/2033	180	169
Rev., 4.00%, 9/1/2041	415	349
Total North Carolina		1,271
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

North Dakota — 0.6%
North Dakota Housing Finance Agency, Home Mortgage Finance Program
Series 2016D, Rev., 3.50%, 7/1/2046	185	182
Series D, Rev., 4.00%, 7/1/2046	395	393
Series 2017D, Rev., FHA, 4.00%, 1/1/2048	595	591
University of North Dakota, Housing Infrastructure Project Series 2021A, COP, AGM, 4.00%, 6/1/2051	500	445
Total North Dakota		1,611
Ohio — 4.1%
American Municipal Power, Inc., Solar Electricity Prepayment Project Series 2019A, Rev., 5.00%, 2/15/2035	825	893
Butler County Port Authority, Community First Solutions
Rev., 4.00%, 5/15/2037	210	205
Series 2021A, Rev., 4.00%, 5/15/2038	110	107
Series 2021A, Rev., 4.00%, 5/15/2039	115	110
Series 2021A, Rev., 4.00%, 5/15/2040	115	110
Series 2021A, Rev., 4.00%, 5/15/2041	125	118
County of Cuyahoga, Eliza Jennings Senior Care Network Series 2022-A, Rev., 5.00%, 5/15/2032	500	483
County of Hardin, Economic Development Facilities Improvement, Ohio Northern University
Rev., 4.00%, 5/1/2026	215	203
Rev., 5.00%, 5/1/2030	250	235
Lakota Local School District Series A, GO, NATL - RE, 5.25%, 12/1/2025	1,500	1,589
Northeast Ohio Medical University
Series 2021A, Rev., 5.00%, 12/1/2028	125	133
Series 2021A, Rev., 5.00%, 12/1/2030	65	70
Series 2022, Rev., 5.00%, 12/1/2034	950	1,045
Series 2021A, Rev., 4.00%, 12/1/2035	150	145
Series 2022, Rev., 5.00%, 12/1/2037	1,100	1,167
Ohio Higher Educational Facility Commission, Capital University 2022 Project
Rev., 5.00%, 9/1/2027	325	330
Rev., 5.00%, 9/1/2028	340	347
Rev., 5.00%, 9/1/2029	355	364
Rev., 5.00%, 9/1/2030	275	283
Rev., 5.75%, 9/1/2037	500	520
Ohio Higher Educational Facility Commission, Cleveland Institute of Music 2
Rev., 5.00%, 12/1/2027	275	282
Rev., 5.00%, 12/1/2032	100	106
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	109

JPMorgan Sustainable Municipal Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Ohio — continued
Ohio Higher Educational Facility Commission, Kenyon College Rev., 4.00%, 7/1/2044	1,340	1,235
Ohio Housing Finance Agency, Mortgage-Backed Securities Program Series 2016D, Rev., GNMA / FNMA / FHLMC, 4.00%, 3/1/2047	335	333
Port of Greater Cincinnati Development Authority, FC Cincinnati Public Improvements Project Rev., 3.75%, 12/1/2031 (c)	245	210
Total Ohio		10,623
Oklahoma — 0.8%
IDK PARTNERS III Trust, Mortgage Pass-Through Certificates Series 1999A, Rev., 5.10%, 8/1/2023 ‡	—	—
Oklahoma Water Resources Board, State Loan Program Series 2021D, Rev., 4.00%, 10/1/2046	2,035	1,985
Total Oklahoma		1,985
Oregon — 1.1%
Salem Hospital Facility Authority, Capital Manor Project
Rev., 5.00%, 5/15/2028	155	154
Rev., 4.00%, 5/15/2029	130	121
Rev., 4.00%, 5/15/2047	400	300
Union County Hospital Facility Authority, Grande Ronde Hospital, Inc. Series 2022, Rev., 5.00%, 7/1/2035	1,360	1,428
Yamhill County Hospital Authority, Friendsview, Tax Exempt
Series 2021B-3, Rev., 1.75%, 11/15/2026	120	110
Series 2021A, Rev., 5.00%, 11/15/2036	305	265
Series 2021A, Rev., 5.00%, 11/15/2046	500	387
Total Oregon		2,765
Other — 0.3%
Multi-Family Housing, Bond Pass-Through Certificates, Grand Reserve Apartments Series 8, Rev., 5.95%, 4/3/2023 (b)	865	865
Pennsylvania — 6.1%
Allegheny County Higher Education Building Authority, Chatham University Rev., 5.00%, 9/1/2031	465	477
Allegheny County Hospital Development Authority, Pittsburgh Medical Center Series 2019A, Rev., 5.00%, 7/15/2033	600	658
Bucks County Industrial Development Authority, Grand View Hospital Project Rev., 5.00%, 7/1/2032	500	507
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pennsylvania — continued
Bucks County Water and Sewer Authority
Series 2022A, Rev., AGM, 5.00%, 12/1/2037	360	401
Series 2022A, Rev., AGM, 5.00%, 12/1/2038	525	582
Series 2022A, Rev., AGM, 5.00%, 12/1/2039	425	469
Cambria County General Financing Authority, Mount Aloysius Project Series 2021TT4, Rev., 4.00%, 11/1/2036	535	489
Chester County Industrial Development Authority, Longwood Gardens Project
Rev., 5.00%, 12/1/2035	175	195
Rev., 5.00%, 12/1/2036	185	205
Rev., 5.00%, 12/1/2037	200	220
City of Erie, Higher Education Building Authority, Gannon University Project - AICUP Financing Program
Series 2021TT1, Rev., 4.00%, 5/1/2036	100	90
Series 2021TT1, Rev., 4.00%, 5/1/2041	100	84
Delaware County Authority, Neumann University Rev., 5.00%, 10/1/2023	240	241
Delaware Valley Regional Finance Authority Series 2023A, Rev., 4.00%, 3/1/2035	1,000	1,037
Lancaster Industrial Development Authority, Landis Homes Retirement Community Project
Rev., 4.00%, 7/1/2031	430	392
Rev., 4.00%, 7/1/2037	170	144
Lehigh County Industrial Development Authority, Seven Generation Charter School
Series 2021A, Rev., 4.00%, 5/1/2031	340	309
Series 2021A, Rev., 4.00%, 5/1/2041	885	693
Pennsylvania Economic Development Financing Authority, Presbyterian Senior Living Project Rev., 4.00%, 7/1/2041	750	634
Pennsylvania Economic Development Financing Authority, The Penndot Major Bridges Rev., AMT, AGM, 5.00%, 12/31/2057	705	712
Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System Rev., 4.00%, 8/15/2034	175	179
Pennsylvania Housing Finance Agency, Single Family Mortgage
Series 121, Rev., 3.50%, 10/1/2046	420	416
Series 122, Rev., AMT, 4.00%, 10/1/2046	155	154
Philadelphia Authority for Industrial Development, City Service Agreement, Affordable Housing Preservation Programs Project
Rev., AGM, 5.00%, 12/1/2026	1,550	1,657
Rev., AGM, 5.00%, 12/1/2027	680	732
SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Pennsylvania — continued
Philadelphia Authority for Industrial Development, Electrical and Charter School Project Series 2021A, Rev., 4.00%, 6/1/2031	335	314
Philadelphia Authority for Industrial Development, Holy Family University Project Rev., 5.00%, 9/1/2026 (d)	775	802
Philadelphia Authority for Industrial Development, Philadelphia Electrical and Technology Charter School Project Series 2021A, Rev., 4.00%, 6/1/2041	175	143
Philadelphia Authority for Industrial Development, Russell Byers Charter School Project Rev., 5.00%, 5/1/2030	1,130	1,136
Township of Hampton GO, 4.00%, 1/1/2047	800	731
West Cornwall Township Municipal Authority, Lebanon Valley Brethren Home Project
Series 2021A, Rev., 4.00%, 11/15/2029	135	128
Series 2021A, Rev., 4.00%, 11/15/2030	190	178
Series 2021A, Rev., 4.00%, 11/15/2031	195	180
Series 2021A, Rev., 4.00%, 11/15/2036	365	321
Series 2021A, Rev., 4.00%, 11/15/2041	370	311
Total Pennsylvania		15,921
South Carolina — 0.3%
South Carolina Jobs-Economic Development Authority, Kiawah Life Plan Village, Inc., Project Series 2021A, Rev., 8.75%, 7/1/2025 (c)	200	212
South Carolina State Housing Finance and Development Authority
Series 2017A, Rev., 4.00%, 1/1/2047	130	129
Series 2017B, Rev., FHA, GNMA / FNMA / FHLMC, 4.00%, 7/1/2047	345	343
Total South Carolina		684
South Dakota — 0.6%
South Dakota Housing Development Authority, Homeownership Mortgage
Series 2015D, Rev., 4.00%, 11/1/2045	440	438
Series 2019A, Rev., 4.00%, 5/1/2049	1,170	1,163
Total South Dakota		1,601
Tennessee — 1.6%
Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Green Hills Series 2020A, Rev., 4.00%, 11/1/2038	1,305	1,105
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Tennessee — continued
Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Trevecca Nazarene University Project
Series 2021B, Rev., 4.00%, 10/1/2030	105	101
Series 2021B, Rev., 4.00%, 10/1/2031	220	210
Series 2021B, Rev., 4.00%, 10/1/2041	850	722
Metropolitan Nashville Airport Authority (The) Series 2022-B, Rev., AMT, 5.00%, 7/1/2052	500	511
Shelby County Health Educational and Housing Facilities Board, The Farms at Bailey Station Project Series 2019A, Rev., 5.75%, 10/1/2049	1,000	785
Tennessee Housing Development Agency, Residential Finance Program
Series 2B, Rev., AMT, 4.00%, 7/1/2043	20	20
Rev., 3.50%, 1/1/2048	705	694
Total Tennessee		4,148
Texas — 4.5%
Arlington Higher Education Finance Corp.
Series 2021A, Rev., 5.00%, 8/15/2027	100	99
Series 2021A, Rev., 5.00%, 8/15/2028	40	40
Series 2021A, Rev., 4.00%, 8/15/2029	40	38
Series 2021A, Rev., 4.00%, 8/15/2030	40	37
Series 2021A, Rev., 4.00%, 8/15/2031	45	41
Arlington Higher Education Finance Corp., Newman International Academy
Series 2021A, Rev., 4.00%, 8/15/2031	200	182
Series 2021A, Rev., 5.00%, 8/15/2041	300	275
Baytown Municipal Development District, Baytown Convention Center Hotel, First Lien Series 2021A, Rev., 2.50%, 10/1/2031	275	232
Conroe Local Government Corp., Conroe Convention Center Hotel Series 2021A, Rev., 2.50%, 10/1/2031	225	188
Houston Higher Education Finance Corp., Houston Baptist University Rev., 3.38%, 10/1/2037	250	206
Irving Hospital Authority, Baylor Scott and White Medical Center
Series 2017A, Rev., 5.00%, 10/15/2026	250	262
Series 2017A, Rev., 5.00%, 10/15/2027	500	524
Midtown Redevelopment Authority, Tax Increment Contract
Rev., 4.00%, 1/1/2031	365	381
Rev., 4.00%, 1/1/2032	500	519
New Hope Cultural Education Facilities Finance Corp, Outlook at Windhaven Forefront Living Series 2022B-3, Rev., 4.25%, 10/1/2026	1,750	1,731
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	111

JPMorgan Sustainable Municipal Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Texas — continued
New Hope Cultural Education Facilities Finance Corp., Morningside Ministries Project Rev., 4.00%, 1/1/2032	420	359
New Hope Cultural Education Facilities Finance Corp., Westminster Project Rev., 4.00%, 11/1/2055	550	388
Newark Higher Education Finance Corp., The Hughen Center, Inc.
Series 2021A, Rev., PSF-GTD, 5.00%, 8/15/2030	180	204
Series 2021A, Rev., PSF-GTD, 5.00%, 8/15/2031	200	230
Series 2022-A, Rev., PSF-GTD, 5.00%, 8/15/2037	250	273
Series 2022-A, Rev., PSF-GTD, 5.00%, 8/15/2042	345	369
San Antonio Education Facilities Corp., University of the Incarnate Word Series 2021A, Rev., 4.00%, 4/1/2051	500	402
State of Texas, Water Financial Assistance Series 2015D, GO, 5.00%, 5/15/2033	450	470
Tarrant County Cultural Education Facilities Finance Corp., CHRISTUS Health Series A, Rev., 4.00%, 7/1/2053	750	669
Texas State Affordable Housing Corp., Single Family Mortgage, Heroes Home Loan Program Series 2019A, Rev., GNMA COLL, 4.25%, 3/1/2049	390	390
Texas Water Development Board, Water Implementation, Master Trust Rev., 4.00%, 10/15/2045	3,000	2,880
Uptown Development Authority, Tax Increment Contract Rev., 4.00%, 9/1/2033	400	383
Total Texas		11,772
Utah — 3.0%
Mida Mountain Village Public Infrastructure District, Mountain Village Assessment Area #2 Rev., 4.00%, 8/1/2030 (c)	1,000	923
Military Installation Development Authority Series 2021A-1, Rev., 4.00%, 6/1/2036	250	207
Utah Associated Municipal Power System, Horse Butte Wind Project Series 2017B, Rev., 5.00%, 9/1/2033	1,700	1,833
Utah Board of Higher Education, Student Fee and Housing System Rev., NATL - RE, 5.25%, 4/1/2023	1,670	1,673
Utah Charter School Finance Authority, The Freedom Academy Foundation, St. George Campus Project Series 2021A, Rev., 3.25%, 6/15/2031 (c)	535	475
Utah Charter School Finance Authority, Wallace Stegner Academy
Series 2022-A, Rev., 5.25%, 6/15/2032 (c)	250	245
Series 2022-A, Rev., 5.63%, 6/15/2042 (c)	400	389
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Utah — continued
Utah Housing Corp., Single Family Mortgage Series D-2, Class III, Rev., FHA, 4.00%, 1/1/2045	520	517
Utah Infrastructure Agency
Rev., 5.00%, 10/15/2027	130	131
Rev., 5.00%, 10/15/2032	310	314
Utah Transit Authority, Sales Tax Series C, Rev., AGM, 5.25%, 6/15/2029	970	1,097
Total Utah		7,804
Vermont — 1.5%
Vermont Housing Finance Agency, Multiple Purpose Series B, Rev., AMT, 3.75%, 11/1/2045	300	298
Vermont Student Assistance Corp., Education Loan
Series 2016A, Rev., AMT, 5.00%, 6/15/2024	1,400	1,417
Series 2016A, Rev., AMT, 5.00%, 6/15/2025	2,150	2,203
Total Vermont		3,918
Virginia — 0.4%
Henrico County Economic Development Authority, Westminster Canterbury Richmond
Rev., 3.00%, 10/1/2029	500	480
Rev., 3.00%, 10/1/2030	500	476
Virginia College Building Authority, Education Facilities, Regent University Project Rev., 5.00%, 6/1/2031	160	166
Total Virginia		1,122
Washington — 3.9%
FYI Properties, State of Washington District Project Rev., 5.00%, 6/1/2039	5,000	5,321
King County Housing Authority, Highland Village Project
Rev., 5.00%, 1/1/2027	125	133
Rev., 5.00%, 1/1/2028	125	135
Rev., 5.00%, 1/1/2029	125	137
Rev., 4.00%, 1/1/2031	330	336
Rev., 4.00%, 1/1/2034	500	502
North Thurston Public Schools GO, 4.00%, 12/1/2036	1,000	1,031
Washington Health Care Facilities Authority, Multi-care Health System Series B, Rev., 5.00%, 8/15/2035	1,850	1,914
SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Washington — continued
Washington Higher Education Facilities Authority, Seattle Pacific University Project Series 2020A, Rev., 5.00%, 10/1/2035	710	737
Washington State Housing Finance Commission, Single Family Program Series 2A-R, Rev., AMT, 3.50%, 12/1/2046	90	89
Total Washington		10,335
Wisconsin — 3.5%
Public Finance Authority, Carson Valley Medical Center Series 2021A, Rev., 4.00%, 12/1/2041	250	204
Public Finance Authority, College Achieve Central Charter School Project
Series 2021A, Rev., 5.00%, 6/15/2027 (c)	260	261
Series 2021A, Rev., 5.00%, 6/15/2029 (c)	285	283
Series 2021A, Rev., 5.00%, 6/15/2031 (c)	315	309
Public Finance Authority, Coral Academy of Science Series 2021A, Rev., 4.00%, 7/1/2041	500	427
Public Finance Authority, Ripple Ranch, LLC Obligate Series 2021A, Rev., 5.25%, 12/1/2051 (c)	200	138
Public Finance Authority, Roseman University of Health Sciences Project Rev., 4.00%, 4/1/2032 (c)	230	211
Public Finance Authority, Senior Lien, Grand Hyatt Series 2022A, Rev., 3.75%, 2/1/2032	200	182
Public Finance Authority, the Carmelite System, Inc., Obligated Group Rev., 3.25%, 1/1/2026	1,545	1,492
Public Finance Authority, the Franklin School of Innovation Rev., 5.00%, 1/1/2042 (c)	145	132
Public Finance Authority, Viticus Group Project Series 2022A, Rev., 4.00%, 12/1/2031 (c)	240	216
Wisconsin Health and Educational Facilities Authority, Agnesian Healthcare, Inc.
Rev., 5.00%, 7/1/2024	250	255
Rev., 5.00%, 7/1/2025	250	258
Wisconsin Health and Educational Facilities Authority, Franciscan Sisters of Christian Charity Sponsored Ministries, Inc.
Series 2017A, Rev., 5.00%, 9/1/2024 (e)	580	594
Series 2017A, Rev., 5.00%, 9/1/2025 (e)	235	245
Series 2017A, Rev., 5.00%, 9/1/2026 (e)	385	409
Series 2017A, Rev., 5.00%, 9/1/2027 (e)	785	850
Wisconsin Health and Educational Facilities Authority, Marshfield Clinic Health System, Inc.
Series C, Rev., 5.00%, 2/15/2027	400	417
Series C, Rev., 5.00%, 2/15/2029	375	389
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wisconsin — continued
Wisconsin Health and Educational Facilities Authority, Milwaukee Regional Medical Center Thermal Service Rev., 5.00%, 4/1/2035	1,165	1,261
Wisconsin Health and Educational Facilities Authority, Three Pillars Senior Living Communities Series 2021A, Rev., 4.00%, 8/15/2041	825	684
Total Wisconsin		9,217
Wyoming — 0.1%
Wyoming Community Development Authority Series 5, Rev., 4.00%, 12/1/2046	360	358
Total Municipal Bonds (Cost $266,800)		251,478
	SHARES (000)
Short-Term Investments — 3.9%
Investment Companies — 3.9%
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 2.93% (f) (g) (Cost $10,265)	10,263	10,265
Total Investments — 100.0% (Cost $277,065)		261,743
Liabilities in Excess of Other Assets — (0.0)% ^		(89)
NET ASSETS — 100.0%		261,654

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
CHESLA	Connecticut Higher Education Supplemental Loan Authority
COLL	Collateral
COP	Certificate of Participation
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	113

JPMorgan Sustainable Municipal Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
RE	Reinsured
Rev.	Revenue

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 28, 2023.

(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(e)	Security is prerefunded or escrowed to maturity.
(f)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(g)	The rate shown is the current yield as of February 28, 2023.
Futures contracts outstanding as of February 28, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
U.S. Treasury 10 Year Ultra Note	(12)	06/21/2023	USD	(1,408)	1

Abbreviations
USD	United States Dollar
Centrally Cleared Credit default swap contracts outstanding - buy protection(*) as of February 28, 2023 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.HY.39-V1	5.00	Quarterly	12/20/2027	4.61	USD 10,550	405	(663)	(258)

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
CDX	Credit Default Swap Index
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. Morgan Municipal Bond Funds	February 28, 2023

JPMorgan Tax Free Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 96.0% (a)
Alabama — 1.0%
Black Belt Energy Gas District, Gas Project No. 8 Series 2022A, Rev., 4.00%, 12/1/2029 (b)	1,300	1,264
Montgomery County Public Building Authority, Facilities Project Rev., 5.00%, 3/1/2024 (c)	1,000	1,017
Montgomery Water Works and Sanitary Sewer Board Series 2019A, Rev., 4.00%, 9/1/2038	730	734
Southeast Alabama Gas Supply District (The), Project No. 1 Series 2018A, Rev., 4.00%, 4/1/2024 (b)	300	300
Southeast Energy Authority A Cooperative District, Project No. 2 Series 2021B, Rev., 4.00%, 12/1/2031 (b)	2,000	1,948
UAB Medicine Finance Authority
Series B-2, Rev., 3.50%, 9/1/2035	160	153
Series B-2, Rev., 5.00%, 9/1/2037	30	31
Total Alabama		5,447
Alaska — 0.3%
Alaska Industrial Development and Export Authority, Tanana Chiefs Conference Project Series 2019A, Rev., 4.00%, 10/1/2044	1,500	1,368
Arizona — 1.8%
Arizona Industrial Development Authority, Aliante and Skye Canyon Campus Project Series 2021A, Rev., 4.00%, 12/15/2051 (d)	350	256
Arizona Industrial Development Authority, Doral Academy of Northern Nevada Project Series 2021A, Rev., 4.00%, 7/15/2051 (d)	250	186
Arizona Industrial Development Authority, Equitable School Revolving Fund LLC
Rev., 4.00%, 11/1/2051	1,300	1,107
Series A, Rev., 4.25%, 11/1/2052	800	708
Arizona Industrial Development Authority, Great Lakes Senior Living Communities LLC Project Series 2019A, Rev., 4.50%, 1/1/2049	4,000	2,263
Arizona Industrial Development Authority, Macombs Facility Project Series 2021A, Rev., 4.00%, 7/1/2051	1,125	930
Arizona Industrial Development Authority, Phoenix Children's Hospital Series 2020A, Rev., 3.00%, 2/1/2045	1,000	772
Arizona Industrial Development Authority, Pinecrest Academy, Canyon Campus Project Series 2020A1, Rev., 5.00%, 7/15/2040 (d)	2,515	2,449
City of Phoenix Civic Improvement Corp., Civic Plaza Expansion Series 2005B, Rev., BHAC - CR, FGIC, 5.50%, 7/1/2036	125	152
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Arizona — continued
City of Phoenix Civic Improvement Corp., Junior Lien, Airport System Series 2019A, Rev., 4.00%, 7/1/2049	50	46
County of Pinal Rev., 4.00%, 8/1/2036	50	51
Industrial Development Authority of The City of Phoenix, Downtown Phoenix Student Housing LLC - Arizona State University Project
Series 2018A, Rev., 5.00%, 7/1/2032	350	359
Series 2018A, Rev., 5.00%, 7/1/2033	150	153
Series 2018A, Rev., 5.00%, 7/1/2037	200	201
Maricopa County Special Health Care District, Integrated Health Services Series 2018C, GO, 5.00%, 7/1/2033	10	11
Salt River Project Agricultural Improvement & Power District, Electric System Series A, Rev., 5.00%, 1/1/2028	35	38
University of Arizona (The) Rev., 5.00%, 6/1/2033	40	42
Total Arizona		9,724
Arkansas — 0.1%
County of Pulaski, Arkansas Children's Hospital Rev., 5.00%, 3/1/2029	350	371
University of Arkansas, Student Fee, UALR Campus Rev., 5.00%, 10/1/2029	100	104
University of Arkansas, Various Facility Fayetteville Campus Series 2016A, Rev., 5.00%, 11/1/2037	185	194
University of Arkansas, Various Facility Monticello Campus Series 2017A, Rev., 5.00%, 12/1/2027	100	108
Total Arkansas		777
California — 5.3%
Alta Loma School District, Election of 2016 Series 2017A, GO, 5.00%, 8/1/2032	60	66
Bay Area Toll Authority, Toll Bridge Series S-7, Rev., 4.00%, 4/1/2032	35	37
Calexico Unified School District Series 2022, GO, 4.00%, 8/1/2043	2,065	2,006
California County Tobacco Securitization Agency, Los Angeles County Securitization Corp.
Series 2020A, Rev., 5.00%, 6/1/2029	110	118
Series 2020A, Rev., 4.00%, 6/1/2034	510	512
California Educational Facilities Authority, Claremont McKenna College Series 2015A, Rev., 4.00%, 1/1/2026 (c)	500	515
California Health Facilities Financing Authority, On Lok Senior Health Service Rev., 5.00%, 8/1/2050	1,000	1,020
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	115

JPMorgan Tax Free Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
California — continued
California Health Facilities Financing Authority, Sutter Health Series 2016A, Rev., 5.00%, 11/15/2025 (c)	250	263
California Municipal Finance Authority, Community Health System Series 2021A, Rev., 4.00%, 2/1/2051	365	337
California Public Finance Authority, Enso Village Project Series 2021A, Rev., 5.00%, 11/15/2046 (d)	500	428
California Public Finance Authority, Henry Mayo Newhall Hospital
Rev., 5.00%, 10/15/2037	500	509
Rev., 5.00%, 10/15/2047	1,000	985
California School Finance Authority, Green Dot Public School Projects
Series 2018A, Rev., 5.00%, 8/1/2023 (d)	175	175
Series 2018A, Rev., 5.00%, 8/1/2024 (d)	160	161
Series 2018A, Rev., 5.00%, 8/1/2025 (d)	150	153
Series 2018A, Rev., 5.00%, 8/1/2026 (d)	150	154
Series 2018A, Rev., 5.00%, 8/1/2027 (d)	150	155
Series 2018A, Rev., 5.00%, 8/1/2028 (d)	190	198
California State University, Systemwide
Series 2019A, Rev., 5.00%, 11/1/2036	30	33
Series 2017A, Rev., 5.00%, 11/1/2042	30	32
Series 2016A, Rev., 5.00%, 11/1/2045	25	26
California Statewide Communities Development Authority, Marin General Hospital Project
Series 2018A, Rev., 5.00%, 8/1/2024	45	46
Series 2018A, Rev., 4.00%, 8/1/2045	1,500	1,286
Campbell Union High School District GO, 3.00%, 8/1/2031	30	30
City of Irvine 5.00%, 9/2/2027	15	16
City of Los Angeles Department of Airports, International Airport Subordinate
Series A, Rev., AMT, 5.00%, 5/15/2038	1,250	1,252
Series 2019E, Rev., AMT, 5.00%, 5/15/2039	155	168
Clovis Unified School District COP, 4.00%, 6/1/2028	150	158
CSCDA Community Improvement Authority, Essential Housing, Oceanaire-Long Beach Series 2021A-2, Rev., 4.00%, 9/1/2056 (d)	2,115	1,624
CSCDA Community Improvement Authority, Essential Housing, Parallel-Anaheim Series 2021A, Rev., 4.00%, 8/1/2056 (d)	1,500	1,216
CSCDA Community Improvement Authority, Essential Housing, Pasadena Portfolio Series 2021A-1, Rev., 2.65%, 12/1/2046 (d)	365	274
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued
Dixon Unified School District COP, 5.00%, 9/1/2027	10	11
East Bay Municipal Utility District, Wastewater System Series 2015A-1, Rev., 5.00%, 6/1/2036	1,850	1,939
East Bay Municipal Utility District, Water System Series B, Rev., 5.00%, 6/1/2033	515	540
Fontana Redevelopment Agency, Successor Agency, Tax Allocation Series 2017A, Rev., 5.00%, 10/1/2025	50	52
Franklin-Mckinley School District, Election of 2020 Series A, GO, 4.00%, 8/1/2049	1,340	1,270
Fresno Joint Powers Financing Authority, Master Lease Project Series 2017A, Rev., AGM, 5.00%, 4/1/2026	100	106
Hartnell Community College District, Election of 2016 Series B, GO, 4.00%, 8/1/2036	430	435
Los Angeles Department of Water and Power System Revenue Series 2019D, Rev., 5.00%, 7/1/2038	35	38
Los Angeles Unified School District, Election of 2008 Series 2018B-1, GO, 5.00%, 7/1/2037	30	32
Moulton-Niguel Water District Public Facilities Corp. Rev., 5.00%, 9/1/2038	35	38
Mount San Antonio Community College District, Election of 2008 Series A, GO, Zero Coupon, 8/1/2043	7,150	6,396
Mountain View Shoreline Regional Park Community Series 2018A, Rev., AGM, 5.00%, 8/1/2034	25	27
Ontario Public Financing Authority, Civic Center Improvements Series 2022A, Rev., AGM, 5.00%, 11/1/2037	200	227
Rim of the World Unified School District Series 2010B, GO, AGM, Zero Coupon, 8/1/2039	25	12
Riverside Public Financing Authority, Riverside Pavement Rehabilitation Project COP, AGM, 5.00%, 6/1/2033	1,500	1,505
San Francisco City and County Airport Comm-San Francisco International Airport Series 2019A, Rev., AMT, 4.00%, 5/1/2049	1,325	1,216
Santa Clara Valley Transportation Authority, Sales Tax Series 2018A, Rev., 5.00%, 6/1/2024	30	31
State of California, Various Purpose GO, 5.00%, 11/1/2029	1,020	1,125
Total California		28,953
Colorado — 4.2%
Brighton Crossing Metropolitan District No. 6, Limited Tax Series 2020A, GO, 5.00%, 12/1/2050	670	562
Broadway Park North Metropolitan District No. 2, Limited Tax GO, 5.00%, 12/1/2049 (d)	650	588
SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Colorado — continued
City and County of Denver, Airport System Series A, Rev., AMT, 5.50%, 11/15/2053	3,465	3,735
City of Colorado Springs, Utilities System Improvement Series 2020A, Rev., 4.00%, 11/15/2050	350	326
Colorado Crossing Metropolitan District No. 2, Limited Tax Series 2020A-2, GO, 5.00%, 12/1/2050	2,000	1,710
Colorado Educational and Cultural Facilities Authority, Aspen View Academy Project Rev., 4.00%, 5/1/2051	175	139
Colorado Educational and Cultural Facilities Authority, Global Village Academy Northglenn Project Rev., 5.00%, 12/1/2050 (d)	740	637
Colorado Educational and Cultural Facilities Authority, James Irwin Educational Foundation
Series 2022, Rev., 5.00%, 9/1/2052	750	736
Series 2022, Rev., 5.00%, 9/1/2057	1,750	1,686
Colorado Health Facilities Authority, Children's Hospital Colorado Project Series C, Rev., 5.00%, 12/1/2027	160	168
Colorado Health Facilities Authority, CommonSpirit Health Series A, Rev., 4.00%, 8/1/2044	2,565	2,305
Colorado Health Facilities Authority, Parkview Medical Center, Inc., Project Rev., 5.00%, 9/1/2026	200	207
Colorado Health Facilities Authority, Vail Valley Medical Centre Project Rev., 4.00%, 1/15/2045	1,095	987
County of Adams COP, 4.00%, 12/1/2040	2,815	2,752
County of El Paso, The Colorado College Project Series 2020A, Rev., 5.00%, 6/1/2031	100	113
Denver Health and Hospital Authority Series A, Rev., 5.25%, 12/1/2045	1,000	1,004
Raindance Metropolitan District No. 1, Non-Potable Water System Rev., 5.25%, 12/1/2050	1,000	885
Sky Ranch Community Authority Board, Metropolitan District No. 3 Series A, Rev., 5.75%, 12/1/2052	500	461
State of Colorado
Series 2018A, COP, 5.00%, 9/1/2031	20	22
Series 2020-A, COP, 4.00%, 12/15/2034	30	31
State of Colorado Department of Transportation Headquarters Facilities, Headquarters Facilities Lease Purchase Agreement COP, 5.00%, 6/15/2041	1,000	1,036
Transport Metropolitan District No. 3, Limited Tax Series 2021A-1, GO, 5.00%, 12/1/2041	1,700	1,498
Verve Metropolitan District No. 1 GO, 6.75%, 12/1/2052	1,500	1,357
Total Colorado		22,945
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Connecticut — 0.9%
Connecticut Housing Finance Authority, Housing Mortgage Finance Program
Series A-1, Rev., 4.00%, 11/15/2045	25	25
Subseries A-1, Rev., 4.00%, 11/15/2047	155	154
Connecticut State Health and Educational Facilities Authority, Covenant Home, Inc.
Series B, Rev., 5.00%, 12/1/2025	1,000	1,013
Series 2020A, Rev., 5.00%, 7/1/2028	50	54
Connecticut State Health and Educational Facilities Authority, Sacred Heart University Series K, Rev., 4.00%, 7/1/2045	2,475	2,258
Stamford Housing Authority, The Dogwoods Project Rev., BAN, 11.00%, 12/1/2027 (d)	1,000	1,015
State of Connecticut
Series 2016D, GO, 5.00%, 8/15/2026	25	27
Series A, GO, 5.00%, 4/15/2029	150	162
State of Connecticut, Special Tax Transportation Infrastructure Purposes
Series 2016A, Rev., 5.00%, 9/1/2027	25	27
Series 2018B, Rev., 5.00%, 10/1/2033	55	61
Town of Stratford GO, 5.00%, 5/15/2028	245	268
University of Connecticut Series 2015A, Rev., 5.00%, 2/15/2028	15	15
Total Connecticut		5,079
Delaware — 1.0%
County of New Castle GO, 5.00%, 4/1/2027	25	27
Delaware State Economic Development Authority, Acts Retirement-Life Communities, Inc., Obligated Group Series 2018-B, Rev., 5.00%, 11/15/2048	1,000	942
Delaware State Economic Development Authority, Newark Charter School, Inc., Project
Series A, Rev., 5.00%, 9/1/2036	500	512
Series A, Rev., 5.00%, 9/1/2046	500	502
Rev., 5.00%, 9/1/2050	1,500	1,508
Delaware State Health Facilities Authority, Bayhealth Medical Center Project Series 2017A, Rev., 4.00%, 7/1/2043	1,275	1,180
University of Delaware Series 2019A, Rev., 5.00%, 11/1/2045	500	574
Total Delaware		5,245
District of Columbia — 2.1%
District of Columbia, Georgetown University Issue Rev., 5.00%, 4/1/2030	15	16
District of Columbia, Kipp DC Project
Series 2017B, Rev., 5.00%, 7/1/2027	30	31
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	117

JPMorgan Tax Free Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
District of Columbia — continued
Series 2017B, Rev., 5.00%, 7/1/2037	25	25
Rev., 4.00%, 7/1/2039	1,925	1,707
District of Columbia, National Public Radio, Inc. Rev., 5.00%, 4/1/2024 (c)	25	26
District of Columbia, Rocketship Obligated Group
Series 2021A, Rev., 5.00%, 6/1/2041 (d)	250	239
Series 2020A, Rev., 5.00%, 6/1/2051 (d)	1,000	902
Metropolitan Washington Airports Authority Aviation
Series A, Rev., AMT, 5.00%, 10/1/2030	50	52
Series 2021-A, Rev., AMT, 4.00%, 10/1/2040	3,250	3,105
Washington Metropolitan Area Transit Authority Series B, Rev., 5.00%, 7/1/2042	5,010	5,242
Total District of Columbia		11,345
Florida — 3.6%
City of Lakeland, Capital Improvement
Series 2021A, Rev., 5.00%, 10/1/2038	200	230
Series 2021A, Rev., 5.00%, 10/1/2039	275	314
Series 2021A, Rev., 5.00%, 10/1/2040	290	330
Series 2021A, Rev., 5.00%, 10/1/2041	200	227
City of Leesburg, Electric System Rev., 5.00%, 10/1/2031	15	16
City of Miami Beach, Stormwater Rev., 4.00%, 9/1/2045	25	24
City of Pompano Beach, John Knox Village of Florida, Inc. Series A, Rev., 4.00%, 9/1/2056	3,400	2,423
City of Port St. Lucie, Utility System Rev., 5.00%, 9/1/2028	25	27
City of South Miami Health Facilities Authority, Inc., Baptist Health South Florida Obligated Group Rev., 4.00%, 8/15/2042	20	19
City of Tampa, The University of Tampa Project Series 2020A, Rev., 4.00%, 4/1/2050	2,000	1,774
County of Hillsborough, Parks and Recreation Program GO, NATL - RE, 5.25%, 7/1/2025	2,415	2,474
County of Miami-Dade, Subordinate Special Obligation Rev., 4.00%, 10/1/2040	105	101
County of Sarasota, Utility System
Series 2019A, Rev., 5.00%, 10/1/2038	25	27
Series 2016A, Rev., 4.00%, 10/1/2043	65	64
Florida Department of Management Services Series 2021A, COP, 5.00%, 11/1/2033	1,250	1,437
Florida Development Finance Corp., Educational Facilities, River City Science Academy Projects
Series 2022A-1, Rev., 5.00%, 7/1/2051	195	189
Series 2022B, Rev., 5.00%, 7/1/2051	325	315
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Florida — continued
Florida Development Finance Corp., Mater Academy Project Series 2022A, Rev., 4.00%, 6/15/2042	1,500	1,238
Florida Development Finance Corp., Mayflower Retirement Community
Series 2021A, Rev., 4.00%, 6/1/2041 (d)	1,320	997
Series 2021A, Rev., 4.00%, 6/1/2046 (d)	1,005	713
Florida Governmental Utility Authority, North Fort Myers Utility System
Rev., AGM, 4.00%, 10/1/2034	400	414
Rev., AGM, 4.00%, 10/1/2035	1,000	1,027
Florida Gulf Coast University Financing Corp., Housing Project
Series 2020A, Rev., 4.00%, 2/1/2037	225	221
Series 2020A, Rev., 4.00%, 2/1/2038	70	68
Florida Municipal Power Agency, All-Requirements Power Supply Project Series 2016A, Rev., 5.00%, 10/1/2026	25	27
Florida State Board of Governors, Florida International University Dormitory Series 2021A, Rev., 4.00%, 7/1/2032	65	68
Miami-Dade County Health Facilities Authority, Niklaus Children's Hospital Series 2021A, Rev., 4.00%, 8/1/2046	860	786
Middleton Community Development District A, City of Wildwood, Florida Special Assessment Series 2022, 6.10%, 5/1/2042	1,000	1,010
Monroe County School District
Series 2018A, COP, 5.00%, 6/1/2030	150	164
Series 2018A, COP, 5.00%, 6/1/2032	100	109
Series 2018A, COP, 5.00%, 6/1/2034	40	44
Orange County Convention Center, Tourist Development Tax Series 2016A, Rev., 4.00%, 10/1/2036	40	39
Orange County Health Facilities Authority, Orlando Health Obligated Group Series B, Rev., 4.00%, 10/1/2045	215	201
Palm Beach County Health Facilities Authority, Acts Retirement Life Communities, Inc., Obligated Group Series 2020B, Rev., 4.00%, 11/15/2041	400	335
State of Florida Department of Transportation Turnpike System Series 2018A, Rev., 5.00%, 7/1/2033	90	100
Volusia County Educational Facility Authority, Embry Riddle Aeronautical University, Inc., Project
Series 2020A, Rev., 4.00%, 10/15/2037	725	710
SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Florida — continued
Series 2020A, Rev., 4.00%, 10/15/2038	750	728
Series 2020A, Rev., 4.00%, 10/15/2039	1,020	983
Total Florida		19,973
Georgia — 1.6%
Carroll City-County Hospital Authority Rev., GTD, 4.00%, 7/1/2045	1,250	1,162
Dalton Whitfield County Joint Development Authority, Hamilton Health Care System Rev., 4.00%, 8/15/2041	1,000	977
Downtown Development Authority of The City of Dalton, Hamilton Health Care System Rev., NATL - RE, 5.50%, 8/15/2026	1,520	1,569
George L Smith II Congress Center Authority, Convention Center Hotel First Series 2021A, Rev., 4.00%, 1/1/2054	500	395
George L Smith II Congress Center Authority, Convention Center Hotel Second Series 2021B, Rev., 5.00%, 1/1/2054 (d)	1,145	895
Georgia Higher Education Facilities Authority, USG Real Estate Foundation II LLC Projects Rev., 4.00%, 6/15/2038	2,000	1,957
Georgia Housing and Finance Authority, Single Family Mortgage Subseries A-1, Rev., AMT, 4.00%, 6/1/2044	15	15
Georgia Ports Authority Rev., 4.00%, 7/1/2052	2,000	1,871
Total Georgia		8,841
Hawaii — 0.4%
City and County of Honolulu Series A, GO, 5.00%, 10/1/2037	1,970	2,037
Idaho — 0.0% ^
Idaho Health Facilities Authority, Trinity Health Credit Group Series 2016ID, Rev., 5.00%, 12/1/2045	75	76
Illinois — 6.2%
Chicago O'Hare International Airport, General Airport, Senior Lien Series C, Rev., 5.00%, 1/1/2025	105	108
City of Evanston, Corporate Purpose Series 2018B, GO, 5.00%, 12/1/2024	25	26
City of Fairview Park GO, 4.00%, 12/1/2024	25	25
City of St Charles Series B, GO, 4.00%, 12/1/2030	440	459
City of Sterling Series B, GO, 4.00%, 11/1/2037	570	572
Cook County School District No. 99 Cicero, Limited Tax Series 2019B, GO, 5.00%, 12/1/2024	185	190
County of Cook
Series 2021A, GO, 5.00%, 11/15/2028	35	38
GO, 5.00%, 11/15/2034	700	730
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — continued
County of Du Page, The Morton Abroretum Project Series G, Rev., 3.00%, 5/15/2047	3,335	2,409
DuPage and Cook Counties Township High School District No. 86 Hinsdale, School Building GO, 4.00%, 1/15/2039	700	706
Hoffman Estates Park District GO, 4.00%, 12/1/2044	25	24
Illinois Finance Authority, Clean Water Initiative Revolving Fund
Rev., 5.00%, 1/1/2025	100	103
Rev., 5.00%, 7/1/2040	105	114
Illinois Finance Authority, Memorial Health System Series 2019, Rev., 5.00%, 4/1/2035	380	402
Illinois Finance Authority, Mercy Health System Rev., 5.00%, 12/1/2046	305	306
Illinois Finance Authority, Northwest community Hospital Series 2016A, Rev., 5.00%, 7/1/2025 (c)	250	261
Illinois Finance Authority, OSF Healthcare System Series 2018A, Rev., 5.00%, 5/15/2024	50	51
Illinois Finance Authority, Presbyterian Homes Obligated Group Series 2016A, Rev., 5.00%, 11/1/2031	10	10
Illinois Finance Authority, Presence Health Network Series 2016C, Rev., 4.00%, 2/15/2041	930	888
Illinois Finance Authority, Social Bonds-Learn Chapter School Project Rev., 4.00%, 11/1/2051	500	413
Illinois Finance Authority, Southern Illinois Healthcare Enterprises, Inc.
Series C, Rev., 5.00%, 3/1/2033	305	319
Series 2017C, Rev., 5.00%, 3/1/2034	205	214
Illinois State Toll Highway Authority Series 2019A, Rev., 4.00%, 1/1/2044	65	62
Kendall and Kane Counties Community Unit School District No. 115 Series 2021, GO, 4.00%, 1/1/2026	65	66
Lake County Community Consolidated School District No. 3 Beach Park GO, AGM, 4.00%, 2/1/2034	130	136
Metropolitan Pier and Exposition Authority, McCormick Place Expansion Project Series 2002A, Rev., AGM - CR, NATL - RE, Zero Coupon, 12/15/2040	5,000	2,164
Northern Illinois University, Board of Trustees, Auxiliary Facilities System Rev., 4.00%, 10/1/2043	275	254
Sales Tax Securitization Corp.
Series C, Rev., 5.00%, 1/1/2026	3,500	3,649
Series C, Rev., 5.25%, 1/1/2043	1,500	1,578
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	119

JPMorgan Tax Free Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Illinois — continued
State of Illinois
GO, 5.00%, 5/1/2024	205	208
Series D, GO, 5.00%, 11/1/2024	325	331
GO, 4.00%, 8/1/2025	25	25
GO, 5.00%, 5/1/2027	175	177
GO, 5.00%, 6/1/2027	25	26
GO, 5.00%, 11/1/2028	20	21
Series 2012A, GO, 4.00%, 1/1/2029	45	45
Series 2012A, GO, 4.00%, 1/1/2030	225	225
GO, 5.50%, 1/1/2030	20	22
GO, 5.50%, 5/1/2030	2,000	2,192
GO, 4.13%, 11/1/2031	20	20
Series 2022B, GO, 5.00%, 3/1/2033	6,000	6,394
GO, 4.00%, 6/1/2033	15	15
Series 2021A, GO, 5.00%, 3/1/2036	3,250	3,399
GO, 4.00%, 6/1/2036	25	24
GO, 4.00%, 6/1/2037	45	42
GO, 5.50%, 7/1/2038	3,000	3,012
State of Illinois, Sales Tax
Series D, Rev., 5.00%, 6/15/2027	15	16
Rev., 5.00%, 6/15/2032	20	21
Series 2021-C, Rev., 5.00%, 6/15/2032	45	50
Village of Arlington Heights GO, 4.00%, 12/1/2034	130	132
Village of Bolingbrook Series 2018A, GO, AGM, 5.00%, 1/1/2033	1,000	1,087
Will County Forest Preserve District GO, 5.00%, 12/15/2024	35	36
Will County School District No. 86 Joliet, Limited Tax Series A, GO, 4.00%, 3/1/2024	220	221
Winnebago and Boone Counties School District No. 205 Rockford Series B, GO, 3.75%, 2/1/2033	35	35
Total Illinois		34,053
Indiana — 0.8%
City of Goshen, Multi-Family, Green Oaks of Goshen Project Series 2021A, Rev., 5.00%, 8/1/2041 (d)	500	381
City of Lafayette, Local Income Tax Rev., 4.00%, 6/30/2028	180	187
Greencastle Community School Building Corp., Ad Valorem Property Tax First Mortgage Rev., 4.00%, 7/15/2031	25	26
Greenfield Middle School Building Corp., Ad Valorem Property Tax First Mortgage
Rev., 4.00%, 7/15/2031	240	249
Rev., 4.00%, 7/15/2032	350	363
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Indiana — continued
Indiana Finance Authority, Butler University Project Rev., 4.00%, 2/1/2040	25	23
Indiana Finance Authority, Educational Facilities, Kipp Indianapolis, Inc., Project
Series 2020A, Rev., 5.00%, 7/1/2040	170	162
Series 2020A, Rev., 5.00%, 7/1/2055	460	415
Indiana Finance Authority, Goshen Health Series 2019A, Rev., 4.00%, 11/1/2043	1,125	997
Indiana Finance Authority, Marian University Project Series A, Rev., 5.00%, 9/15/2034	1,100	1,154
Indiana Finance Authority, Parkview Health System, Inc. Series 2018A, Rev., 4.00%, 11/1/2048	50	45
Indiana Health and Educational Facilities Financing Authority, Ascension Senior Credit Group Series 2006 B-1, Rev., 4.00%, 11/15/2046	15	14
Indiana Municipal Power Agency, Power Supply System Series 2016A, Rev., 5.00%, 1/1/2042	30	31
Indiana State University, Housing and Dining System Rev., 5.00%, 4/1/2029	30	33
Indianapolis Local Public Improvement Bond Bank Series 2022B, Rev., 5.00%, 2/1/2031	160	185
Merrillville Building Corp. Rev., 4.00%, 7/15/2034	35	36
Total Indiana		4,301
Iowa — 0.0% ^
Waukee Community School District Infrastructure Sales Services & Use Tax Series 2021A, Rev., 5.00%, 6/1/2028	60	66
Kansas — 0.0% ^
Kansas Power Pool, Electric Utility Series 2021A, Rev., 5.00%, 12/1/2029	15	17
Kentucky — 1.1%
City of Ashland, Kings Daughters Medical Center Series 2016A, Rev., 4.00%, 2/1/2036	1,750	1,641
City of Henderson, Pratt Paper LLC Project Series 2022A, Rev., AMT, 4.45%, 1/1/2042 (d)	560	532
Commonwealth of Kentucky, State Office Building Project COP, 4.00%, 6/15/2032	30	31
Kentucky Public Energy Authority, Gas Supply Series 2022A-1, Rev., 4.00%, 8/1/2030 (b)	4,000	3,913
Pike County School District Finance Corp., School Building Rev., 4.00%, 2/1/2028	20	20
Total Kentucky		6,137
Louisiana — 1.1%
Lafourche Parish School Board, Parish Wide GO, 4.00%, 3/1/2033	125	132
SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Louisiana — continued
Louisiana Public Facilities Authority, Lincoln Preparatory School Project Series 2021A, Rev., 5.25%, 6/1/2051 (d)	1,140	953
Louisiana Public Facilities Authority, Louisiana Children's Medical Center Project Series 2015A1, Rev., 5.00%, 6/1/2039	25	26
Louisiana Public Facilities Authority, Mentorship Steam Academy Project Series 2021A, Rev., 5.00%, 6/1/2056 (d)	740	566
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project Series 2015, Rev., 5.00%, 5/15/2047	1,055	1,062
St. Tammany Parish Hospital Service District No. 1, St. Tammany Parish Hospital Project Series A, Rev., 4.00%, 7/1/2043	50	45
State of Louisiana Series 2019A, GO, 5.00%, 3/1/2035	2,000	2,212
Tobacco Settlement Financing Corp. Series 2013A, Rev., 5.25%, 5/15/2035	1,000	1,003
Total Louisiana		5,999
Maine — 0.5%
Maine Health and Higher Educational Facilities Authority Series 2021A, Rev., AGM, 4.00%, 7/1/2038	350	340
Maine Health and Higher Educational Facilities Authority, MaineHealth Series A, Rev., 4.00%, 7/1/2045	2,355	2,181
Maine Municipal Bond Bank Series 2018A, Rev., GAN, 5.00%, 9/1/2026	80	85
Maine State Housing Authority, Mortgage Purchase Series A, Rev., 4.00%, 11/15/2045	95	95
Total Maine		2,701
Maryland — 1.5%
City of Baltimore, Water Projects Series B, Rev., 4.00%, 7/1/2033	270	284
Maryland Economic Development Corp., Port Covington Project Rev., 4.00%, 9/1/2050	1,280	1,026
Maryland Health and Higher Educational Facilities Authority, Medstar Health Issue Series 2017-A, Rev., 5.00%, 5/15/2042	5,000	5,126
Maryland Health and Higher Educational Facilities Authority, Stevenson University Project
Series 2021A, Rev., 4.00%, 6/1/2046	1,250	1,099
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Maryland — continued
Series 2021A, Rev., 4.00%, 6/1/2051	500	427
Montgomery County Housing Opportunities Commission, Single Family Mortgage Series 2013A, Rev., 4.00%, 1/1/2031	65	65
Total Maryland		8,027
Massachusetts — 1.9%
City of Methuen GO, 5.00%, 9/1/2030	685	792
Commonwealth of Massachusetts Transportation Fund, Rail Enhancement and Accelerated Bridge Programs Series B, Rev., 4.00%, 6/1/2046	2,480	2,395
Commonwealth of Massachusetts, Consolidated Loan of 2016 Series J, GO, 4.00%, 12/1/2039	3,690	3,688
Massachusetts Development Finance Agency, Berklee College Music Rev., 5.00%, 10/1/2026	15	16
Massachusetts Development Finance Agency, Boston College Issue Series 2017T, Rev., 4.00%, 7/1/2042	35	34
Massachusetts Development Finance Agency, Emerson College
Rev., 5.00%, 1/1/2036	825	851
Rev., 5.00%, 1/1/2037	315	323
Massachusetts Development Finance Agency, Wellforce Issue Series 2020C, Rev., AGM, 3.00%, 10/1/2045	1,000	755
Massachusetts Housing Finance Agency, Single Family Housing
Series 177, Rev., AMT, 4.00%, 6/1/2039	155	154
Series 167, Rev., 4.00%, 12/1/2043	25	25
Series 169, Rev., 4.00%, 12/1/2044	135	135
Town of Bellingham, Municipal Purpose Loan GO, 4.00%, 6/15/2032	10	10
Town of Westwood, Unlimited Tax GO, 5.00%, 8/15/2037	1,040	1,187
University of Massachusetts Building Authority Series 2017-1, Rev., 5.25%, 11/1/2042	50	54
Total Massachusetts		10,419
Michigan — 2.2%
Berkley School District, Michigan 2015 School Building and Site Bonds, Unlimited Tax GO, Q-SBLF, 4.00%, 5/1/2040	30	29
City of Detroit, Unlimited Tax
Series 2021A, GO, 4.00%, 4/1/2041	300	253
Series 2021A, GO, 4.00%, 4/1/2042	350	291
Dundee Community Schools, Limited Tax GO, AGM, 5.00%, 5/1/2026	70	74
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	121

JPMorgan Tax Free Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Michigan — continued
Grand Rapids Charter Township Economic Development Corp., Porter Hills Presbyterian Village Project Rev., 5.00%, 5/15/2044	2,000	1,779
Grand Rapids Public Schools, Unlimited Tax GO, AGM, 5.00%, 11/1/2043	1,000	1,054
Grand Traverse County Hospital Finance Authority, Munson Healthcare Obligated Group Rev., 5.00%, 7/1/2034	25	28
Hanover Horton School District, Unlimited tax GO, AGM, 4.00%, 5/1/2028	45	47
Kentwood Economic Development Corp., Holland Home Obligated Group Rev., 4.00%, 11/15/2045	375	293
Michigan Finance Authority, Bronson Healthcare Group, Inc. Series A, Rev., 5.00%, 5/15/2054	1,525	1,508
Michigan Finance Authority, Henry Ford Health System
Rev., 4.00%, 11/15/2046	480	436
Series 2019-A, Rev., 4.00%, 11/15/2050	4,890	4,325
Michigan Finance Authority, Lawrence Technological University Rev., 4.00%, 2/1/2042	375	302
Michigan State Building Authority, Facilities Program
Series 2016 I, Rev., 4.00%, 10/15/2036	50	51
Series 2015I, Rev., 4.00%, 4/15/2040	120	119
Michigan State Housing Development Authority, Single Family Mortgage Series 2015A, Rev., AMT, 4.00%, 6/1/2046	35	35
Michigan Strategic Fund, Holland Home Obligated Group Rev., 5.00%, 11/15/2043	750	711
Michigan Strategic Fund, United Methodist Retirement Communities Obligated Group, Porter Hills Presbyterian Village Project Rev., 5.00%, 5/15/2044	1,000	890
Niles Community Schools, Unlimited Tax GO, Q-SBLF, 4.00%, 5/1/2041	25	24
West Ottawa Public Schools, School Building and Site, Unlimited Tax Series 2014-1, GO, 4.00%, 5/1/2024 (c)	25	25
Whitehall District Schools, Unlimited Tax GO, AGM, 5.00%, 5/1/2033	25	27
Total Michigan		12,301
Minnesota — 1.4%
Aurora Independent School District No. 2711, School Building, Capital Appreciation
Series 2017B, GO, Zero Coupon, 2/1/2026	150	134
Series 2017B, GO, Zero Coupon, 2/1/2027	400	342
Series 2017B, GO, Zero Coupon, 2/1/2028	225	185
Series 2017B, GO, Zero Coupon, 2/1/2030	880	662
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Minnesota — continued
City of Minneapolis, Health Care System, Fairview Health Services Series 2018A, Rev., 4.00%, 11/15/2048	3,000	2,633
City of Rochester, Health Care Facilities, Mayo Clinic Series 2016B, Rev., 5.00%, 11/15/2036	30	35
City of Woodbury, Charter School Lease Series A, Rev., 4.00%, 12/1/2050	250	207
Greenway Independent School District No. 316, Capital Appreciation
Series 2019F, GO, Zero Coupon, 2/1/2030	700	560
Series 2019F, GO, Zero Coupon, 2/1/2031	545	420
Minneapolis Special School District No. 1 Series 2020A, COP, 4.00%, 4/1/2032	125	133
Minneapolis-St. Paul Housing Finance Board, Single Family Mortgage, City Living Home Programs Series 2007A-2, Rev., GNMA / FNMA / FHLMC, 5.52%, 3/1/2041	30	30
Minnesota Higher Education Facilities Authority, Carleton College
Rev., 4.00%, 3/1/2032	1,000	1,037
Rev., 4.00%, 3/1/2033	500	516
Minnesota Housing Finance Agency, Residential Housing Finance
Series 2014A, Rev., AMT, 4.00%, 7/1/2038	50	50
Series C, Rev., AMT, GNMA / FNMA / FHLMC, 4.00%, 1/1/2045	220	218
Series B, Rev., AMT, GNMA / FNMA / FHLMC COLL, 4.00%, 7/1/2047	140	139
Nashwauk Keewatin Independent School District No. 319 Series A, GO, 4.00%, 2/1/2035	500	525
Total Minnesota		7,826
Mississippi — 0.6%
Mississippi Development Bank, Community College Improvement Project Rev., 4.00%, 3/1/2050	2,335	2,119
Mississippi Development Bank, Special Obligation, Water and Sewer System Project Rev., AGM, 6.88%, 12/1/2040	1,000	1,019
Total Mississippi		3,138
Missouri — 0.9%
City of Excelsior Springs Series 2020B, COP, 4.00%, 3/1/2028	100	104
City of Sedalia COP, 4.00%, 7/15/2035	205	208
County of Pulaski COP, 4.00%, 12/1/2030	50	51
Health and Educational Facilities Authority of the State of Missouri, Coxhealth and Obligated Group Series 2019A, Rev., 5.00%, 11/15/2028	25	27
SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Missouri — continued
Health and Educational Facilities Authority of the State of Missouri, Lutheran Senior Services Projects
Series 2019A, Rev., 5.00%, 2/1/2034	1,000	984
Series 2019A, Rev., 5.00%, 2/1/2042	1,000	934
Series 2019C, Rev., 4.00%, 2/1/2048	265	203
Health and Educational Facilities Authority of the State of Missouri, SSM Health System Series 2018A, Rev., 4.00%, 6/1/2048	2,160	2,036
Health and Educational Facilities Authority of the State of Missouri, St. Luke's Episcopal-Presbyterian Hospitals Rev., 5.00%, 12/1/2030	260	280
Health and Educational Facilities Authority of the State of Missouri, St. Luke's Health System, Inc. Rev., 5.00%, 11/15/2026	50	53
Missouri Housing Development Commission, Single Family Mortgage, First Place Homeownership Loan Program Series 2015B-2, Rev., GNMA / FNMA / FHLMC, 4.00%, 11/1/2045	150	149
Total Missouri		5,029
Montana — 0.0% ^
Gallatin County School District No. 72 Ophir, Big Sky GO, 4.00%, 7/1/2027	100	103
Montana Board of Housing, Single Family Homeownership Series A-2, Rev., AMT, 4.00%, 12/1/2038	20	20
Total Montana		123
Nebraska — 0.8%
Central Plains Energy Project Series A, Rev., 5.00%, 9/1/2035	1,500	1,568
Central Plains Energy Project, Gas Project No. 3
Series 2017A, Rev., 5.00%, 9/1/2034	1,000	1,055
Series 2017A, Rev., 5.00%, 9/1/2042	750	747
Douglas County Hospital Authority No. 2, Children's Hospital Obligated Group
Series 2020A, Rev., 4.00%, 11/15/2040	575	555
Series 2020A, Rev., 4.00%, 11/15/2041	300	289
Public Power Generation Agency, Whelan Energy Center Unit 2
Series 2015A, Rev., 5.00%, 1/1/2026	100	103
Series A, Rev., 5.00%, 1/1/2034	185	193
Series 2016A, Rev., 5.00%, 1/1/2035	25	26
Total Nebraska		4,536
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Nevada — 1.4%
City of Reno, Sales Tax, Senior Lien, ReTrac-Reno Transportation Rail Access Corridor Project Series B, Rev., AGM, 4.00%, 6/1/2048	375	336
County of Clark, Southern California Edison Co. Series 2008-A, Rev., 2.10%, 6/1/2031	5,000	4,116
Las Vegas Convention and Visitors Authority, Convention Center Expansion Series B, Rev., 4.00%, 7/1/2049	2,500	2,206
Las Vegas Valley Water District Series 2022A, GO, 4.00%, 6/1/2046	1,000	947
Truckee Meadows Water Authority Rev., 5.00%, 7/1/2031	15	16
Total Nevada		7,621
New Hampshire — 0.2%
New Hampshire Business Finance Authority, Springpoint Senior Living Project Rev., 4.00%, 1/1/2041	1,000	830
New Jersey — 5.2%
Borough of Dumont, County of Bergen GO, 4.00%, 5/1/2040	515	501
Monmouth County Improvement Authority (The), Governmental Pooled Loan Series B, Rev., GTD, 4.00%, 12/1/2035	25	26
New Jersey Economic Development Authority, Biomedical Research Facilities Series 2016A, Rev., 5.00%, 7/15/2027	240	252
New Jersey Economic Development Authority, School Facilities Construction
Series NN, Rev., 5.00%, 3/1/2024	150	150
Series 2021QQQ, Rev., 4.00%, 6/15/2050	2,375	2,149
New Jersey Economic Development Authority, State House Project Series 2017B, Rev., 4.13%, 6/15/2039	2,800	2,794
New Jersey Educational Facilities Authority, Capital Improvement Series 2016B, Rev., 5.00%, 9/1/2036	105	109
New Jersey Housing and Mortgage Finance Agency, Single Family Housing Series 2018A, Rev., 4.50%, 10/1/2048	515	518
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement
Series A-1, Rev., 5.00%, 6/15/2027	2,670	2,801
Series 2016A-1, Rev., 4.10%, 6/15/2031	115	117
Series A, Rev., 5.00%, 6/15/2031	3,000	3,150
New Jersey Transportation Trust Fund Authority, Transportation Program
Series BB, Rev., 4.00%, 6/15/2038	1,500	1,461
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	123

JPMorgan Tax Free Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New Jersey — continued
Series 2020AA, Rev., 4.00%, 6/15/2050	1,375	1,244
New Jersey Transportation Trust Fund Authority, Transportation System Series A, Rev., Zero Coupon, 12/15/2036	10,355	5,541
New Jersey Turnpike Authority Series 2017G, Rev., 4.00%, 1/1/2043	1,000	967
State of New Jersey, COVID-19 Emergency Bonds GO, 4.00%, 6/1/2031	3,000	3,238
Tobacco Settlement Financing Corp.
Series 2018A, Rev., 4.00%, 6/1/2037	1,000	992
Series 2018A, Rev., 5.00%, 6/1/2046	1,000	1,020
Series 2018A, Rev., 5.25%, 6/1/2046	1,500	1,550
Total New Jersey		28,580
New Mexico — 0.1%
New Mexico Mortgage Finance Authority, Single Family Mortgage Program Series B-1, Class I, Rev., AMT, GNMA / FNMA / FHLMC, 3.75%, 3/1/2048	285	282
New York — 13.2%
Buffalo and Erie County Industrial Land Development Corp., D'youville College Project Rev., 4.00%, 11/1/2045	2,300	2,077
Build NYC Resource Corp., Global Community Charter School Series 2022A, Rev., 5.00%, 6/15/2052	635	585
Build NYC Resource Corp., Grand Concourse Academy Charter School Series 2022A, Rev., 5.00%, 7/1/2052	350	345
City of New York, Fiscal Year 2020 Series D, Subseries D-1, GO, 4.00%, 3/1/2050	650	609
County of Suffolk, Public Improvement Series 2021A, GO, 4.00%, 6/15/2031	1,000	1,038
Dutchess County Local Development Corp., Millbrook School Series 2021, Rev., 4.00%, 9/1/2051	1,030	921
Metropolitan Transportation Authority
Series A-1, Rev., 5.00%, 11/15/2023	20	20
Series D, Rev., 5.00%, 11/15/2031	400	410
Metropolitan Transportation Authority, Dedicated Tax Fund
Subseries B-3B, Rev., 5.00%, 11/15/2028	25	27
Series 2016B-1, Rev., 5.00%, 11/15/2029	25	27
Series 2017B-1, Rev., 5.00%, 11/15/2035	95	102
Monroe County Industrial Development Corp., True North Rochester Preparatory Charter School Project Series 2020A, Rev., 5.00%, 6/1/2059 (d)	540	520
Monroe County Industrial Development Corp., University of Rochester Project
Series 2017C, Rev., 4.00%, 7/1/2032	90	92
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued
Series 2017C, Rev., 4.00%, 7/1/2033	60	61
New York City Municipal Water Finance Authority Fiscal Year 2022 Series BB, Subseries BB-1, Rev., 4.00%, 6/15/2045	2,180	2,103
New York City Transitional Finance Authority Building Aid, Subordinate Series 2016S-1, Rev., 4.00%, 7/15/2040	410	399
New York City Transitional Finance Authority Future Tax Secured Series 2022B, Subseries B-1, Rev., 4.00%, 8/1/2045	2,450	2,346
New York City Transitional Finance Authority, Building Aid, Fiscal Year 2019 Series S-3, Subseries S-3A, Rev., 5.00%, 7/15/2032	235	260
New York City Transitional Finance Authority, Future Tax Secured Series B-1, Rev., 4.00%, 8/1/2038	470	468
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2017 Series 2017F-1, Rev., 4.00%, 5/1/2044	375	361
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2019 Series 2019C-1, Rev., 5.00%, 11/1/2034	100	112
New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt, Fiscal Year 2018
Series C-3, Rev., 5.00%, 5/1/2039	25	27
Series C-3, Rev., 5.00%, 5/1/2041	5,000	5,294
New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt, Fiscal Year 2020 Series A, Subseries A-2, Rev., 5.00%, 5/1/2035	50	56
New York City Water and Sewer System, Second General Resolution, Fiscal Year 2019 Subseries 2019FF-2, Rev., 5.00%, 6/15/2038	30	33
New York City Water and Sewer System, Second General Resolution, Fiscal Year 2020
Series 2020AA, Rev., 5.00%, 6/15/2040	55	60
Series 2022FF, Rev., 4.00%, 6/15/2041	2,500	2,453
New York Liberty Development Corp., Secured by Port Authority Series 2021-1WTC, Rev., 2.75%, 2/15/2044	1,900	1,369
New York State Dormitory Authority Series 2020-A, Rev., 4.00%, 7/1/2053	2,500	2,249
New York State Dormitory Authority, Barnard College Series 2020A, Rev., 4.00%, 7/1/2045	1,000	892
New York State Dormitory Authority, New York University Series 2019A, Rev., 4.00%, 7/1/2045	2,000	1,909
New York State Dormitory Authority, Rockefeller University Series 2020-A, Rev., 5.00%, 7/1/2053	2,500	2,648
SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
New York State Dormitory Authority, School Districts Financing Program
Series 2018A, Rev., 5.00%, 10/1/2031	50	53
Series 2016A, Rev., 5.00%, 10/1/2032	35	37
New York State Dormitory Authority, St. John's University Series 2021A, Rev., 4.00%, 7/1/2035	125	129
New York State Dormitory Authority, State Personal Income Tax, General Purpose
Series 2021A, Rev., 5.00%, 3/15/2030	1,000	1,146
Series 2020 A, Rev., 4.00%, 3/15/2044	2,000	1,912
New York State Dormitory Authority, State Sales Tax
Series 2017A, Rev., 5.00%, 3/15/2036	100	106
Series 2018A, Rev., 5.00%, 3/15/2037	40	43
New York State Dormitory Authority, State University Dormitory Facilities Series 2015B, Rev., 5.00%, 7/1/2026	15	16
New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds, Municipal Water Finance Authority Projects - Second Resolution Series 2017A, Rev., 5.00%, 6/15/2037	1,750	1,883
New York State Urban Development Corp., Personal Income Tax Series 2020C, Rev., 4.00%, 3/15/2041	110	107
New York State Urban Development Corp., State Personal Income Tax, General Purpose
Series 2019A, Rev., 5.00%, 3/15/2039	25	27
Series 2019A, Rev., 5.00%, 3/15/2042	3,500	3,715
New York State Urban Development Corp., State Sales Tax Series 2021-A, Rev., 4.00%, 3/15/2046	2,000	1,900
New York Transportation Development Corp., Delta Air Lines, Inc., LaGuardia Airport Terminals C&D Redevelopment Project
Rev., AMT, 4.00%, 10/1/2030	4,255	4,139
Rev., AMT, 5.00%, 1/1/2031	2,000	2,063
Rev., AMT, 5.00%, 1/1/2034	1,125	1,156
Rev., AMT, 4.00%, 1/1/2036	1,500	1,391
Rev., AMT, 4.38%, 10/1/2045	1,200	1,087
Onondaga Civic Development Corp., Le Moyne College Project Rev., 5.00%, 1/1/2028	25	26
Port Authority of New York and New Jersey, Consolidated
Rev., 4.00%, 6/15/2044	50	47
Series 93, Rev., 6.13%, 6/1/2094	7,320	7,495
Suffolk County Economic Development Corp., St. Johnland Assisted Living Inc., Project
Rev., 5.13%, 11/1/2041 (d)	850	654
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued
Series 2021, Rev., 5.38%, 11/1/2054 (d)	750	546
Tompkins County Development Corp., Tax Exempt Ithaca College Project Rev., 5.00%, 7/1/2032	80	85
Town of Clarence GO, 4.00%, 7/15/2037	600	612
Town of Harrison, Public Improvement
GO, 4.00%, 7/1/2037	715	751
GO, 4.00%, 7/1/2038	320	332
Town of Orangetown, Rockland County, Sparkill- Palisades Fire District
GO, AGM, 4.00%, 11/15/2040	220	220
GO, AGM, 4.00%, 11/15/2041	205	204
GO, AGM, 4.00%, 11/15/2042	315	311
GO, AGM, 4.00%, 11/15/2043	325	319
Triborough Bridge & Tunnel Authority Series 2021A-1, Rev., 4.00%, 5/15/2046	1,000	928
Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels
Series 2018B, Rev., 5.00%, 11/15/2031	75	87
Series 2018C, Rev., 5.00%, 11/15/2038	35	38
Series 2022A, Rev., 4.00%, 5/15/2041	2,150	2,051
Series 2018A, Rev., 5.00%, 11/15/2045	140	148
United Nations Development Corp. Series 2019A, Rev., 5.00%, 7/1/2025	200	209
Utility Debt Securitization Authority Series 2013TE, Rev., 5.00%, 12/15/2041	4,250	4,294
Village of Tuxedo Park, Public Improvement GO, 4.00%, 8/1/2031	45	47
Westchester County Local Development Corp., Purchase Senior Learning Community, Inc. Project Series 2021C, Rev., 3.20%, 7/1/2028 (d)	1,375	1,280
Westchester County Local Development Corp., The Bethel Methodist Home D/B/A, The Knolls Project Rev., 5.13%, 7/1/2055	1,100	852
Westchester Tobacco Asset Securitization Corp., Tobacco Settlement Series 2016B, Rev., 5.00%, 6/1/2025	130	134
Total New York		72,453
North Carolina — 2.0%
County of Burke, Limited Obligation Rev., 5.00%, 4/1/2031	25	27
North Carolina Capital Facilities Finance Agency, Meredith College
Rev., 5.00%, 6/1/2027	105	110
Rev., 5.00%, 6/1/2028	805	843
Rev., 5.00%, 6/1/2030	400	419
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	125

JPMorgan Tax Free Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
North Carolina — continued
North Carolina Housing Finance Agency, Homeownership Series A, Rev., AMT, 3.50%, 7/1/2039	95	94
Raleigh Durham Airport Authority Series 2020A, Rev., AMT, 5.00%, 5/1/2033	1,645	1,787
State of North Carolina
Series 2019, Rev., 5.00%, 3/1/2032	3,000	3,364
Rev., 5.00%, 3/1/2034	4,000	4,454
Total North Carolina		11,098
North Dakota — 0.6%
City of Grand Forks, Altru Health System Rev., 4.00%, 12/1/2040	3,800	3,226
Ohio — 4.4%
Athens City School District, School Facilities Construction and Improvement Series 2019A, GO, 4.00%, 12/1/2040	290	287
Buckeye Tobacco Settlement Financing Authority
Series 2020A-2, Rev., 4.00%, 6/1/2048	3,210	2,807
Series 2020B-2, Rev., 5.00%, 6/1/2055	3,300	2,997
Butler County Port Authority, Community First Solutions Rev., 4.00%, 5/15/2046	250	231
Cleveland-Cuyahoga County Port Authority, The Cleveland Museum of Natural History Project Rev., 4.00%, 7/1/2051	1,000	858
County of Allen, Hospital Facilities, Bon Secours Mercy Health, Inc. Series A, Rev., 4.25%, 11/1/2045	2,000	1,916
County of Franklin, Health Care Facilities, Ohio Living Communities Series 2020B, Rev., 5.00%, 7/1/2045	5,565	5,326
County of Hardin, Economic Development Facilities Improvement, Ohio Northern University Rev., 5.25%, 5/1/2040	1,425	1,262
County of Union, Memorial Hospital GO, 4.00%, 12/1/2041	1,825	1,789
County of Warren, Healthcare Facilities, Otterbein Homes Obligated Group
Series 2016A, Rev., 5.00%, 7/1/2031	115	118
Series 2016A, Rev., 5.00%, 7/1/2032	35	36
Series 2013A, Rev., 5.50%, 7/1/2039	1,000	1,007
Delaware City School District, School Facilities Construction and Improvement, Unlimited Tax GO, 4.00%, 12/1/2039	160	160
Hillsdale Local School District, Ohio School Facilities Project COP, 4.00%, 12/1/2023	245	246
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ohio — continued
Licking Heights Local School District, School Facilities Construction and Improvement, Unlimited Tax Series A, GO, 4.00%, 10/1/2034	10	10
Miami University, General Receipts Rev., 5.00%, 9/1/2029	25	26
Northeast Ohio Medical University
Series 2021A, Rev., 3.00%, 12/1/2040	250	193
Series 2021A, Rev., 4.00%, 12/1/2045	115	101
Ohio Higher Educational Facility Commission, University of Dayton 2018 Project
Series 2018A, Rev., 5.00%, 12/1/2024	10	10
Series 2018B, Rev., 5.00%, 12/1/2031	75	81
Ohio Water Development Authority
Series 2022-A, Rev., 5.00%, 12/1/2037	600	683
Series 2022-A, Rev., 5.00%, 12/1/2039	560	633
Series 2022-A, Rev., 5.00%, 12/1/2040	1,250	1,400
Series 2022-A, Rev., 5.00%, 12/1/2042	1,000	1,109
Olmsted Falls City School District Series 2017-A, GO, 4.00%, 12/1/2051	1,000	895
Total Ohio		24,181
Oklahoma — 0.4%
Oklahoma Development Finance Authority, Health System, OU Medicine Project Series 2018B, Rev., AGM, 4.00%, 8/15/2048	700	653
Oklahoma Turnpike Authority, Second Senior Series 2017A, Rev., 5.00%, 1/1/2037	1,665	1,728
Total Oklahoma		2,381
Oregon — 0.2%
City of Eugene, Electric Utility System Series 2016A, Rev., 4.00%, 8/1/2031	325	337
Deschutes County Hospital Facilities Authority, St. Charles Health System Series 2020A, Rev., 4.00%, 1/1/2037	210	207
Lane Community College Series 2020A, GO, 4.00%, 6/15/2038	200	202
Medford Hospital Facilities Authority, Asante Project Series 2020A, Rev., 5.00%, 8/15/2027	100	107
Salem Hospital Facility Authority, Capital Manor Project Rev., 4.00%, 5/15/2047	500	375
State of Oregon, Department of Transportation Highway User Subordinate Lien, Tax-Exempt Series 2019A, Rev., 5.00%, 11/15/2042	35	38
Yamhill County School District No. 40 McMinnville GO, 4.00%, 6/15/2037	30	30
Total Oregon		1,296
SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Pennsylvania — 10.0%
Abington School District, Limited Tax Series 2017A, GO, 4.00%, 10/1/2037	15	15
Allegheny County Hospital Development Authority, Allegheny Health Network Obligated Group Series 2018A, Rev., 4.00%, 4/1/2044	2,000	1,826
Berks County Industrial Development Authority, Tower Health Project
Rev., 5.00%, 11/1/2036	50	37
Rev., 5.00%, 11/1/2037	430	311
Berks County Municipal Authority (The), Tower Health Project Series 2020B-3, Rev., 5.00%, 2/1/2030 (b)	2,000	1,662
Bucks County Industrial Development Authority, Grand View Hospital Project Rev., 4.00%, 7/1/2046	1,110	853
Chester County Health and Education Facilities Authority, Main Line Health System Series 2017A, Rev., 4.00%, 10/1/2036	25	25
Chester County Industrial Development Authority, Longwood Gardens Project Rev., 4.00%, 12/1/2049	3,345	2,988
City of Pittsburgh GO, 4.00%, 9/1/2031	1,155	1,203
Commonwealth Financing Authority, Tobacco Master Settlement Payment
Rev., 5.00%, 6/1/2029	110	119
Rev., AGM, 4.00%, 6/1/2039	9,975	9,703
Commonwealth of Pennsylvania Series 2018A, COP, 4.00%, 7/1/2046	1,200	1,093
County of Cambria Series 2020B, GO, AGM, 4.00%, 8/1/2035	700	718
DuBois Hospital Authority, Penn Highlands Healthcare Rev., 4.00%, 7/15/2048	1,200	1,035
Erie City Water Authority Series 2018A, Rev., AGM, 5.00%, 12/1/2043	1,500	1,584
Lancaster County Hospital Authority, Health Center, Masonic Villages Project
Rev., 5.00%, 11/1/2034	35	36
Rev., 5.00%, 11/1/2036	510	522
Rev., 5.00%, 11/1/2037	250	255
Lancaster Industrial Development Authority, Landis Homes Retirement Community Project
Rev., 4.00%, 7/1/2037	175	149
Rev., 4.00%, 7/1/2046	675	521
Mifflinburg Area School District Series 2020A, GO, 4.00%, 6/15/2039	235	233
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pennsylvania — continued
Montgomery County Higher Education and Health Authority, Thomas Jefferson University
Series 2018A, Rev., 4.00%, 9/1/2038	3,725	3,563
Series 2018A, Rev., 4.00%, 9/1/2043	3,740	3,452
Montgomery County Industrial Development Authority, Acts Retirement-Life Communities, Inc., Obligated Group Series 2020C, Rev., 5.00%, 11/15/2045	1,770	1,678
Montgomery County Industrial Development Authority, Waverly Heights Ltd. Project
Rev., 5.00%, 12/1/2044	350	355
Rev., 5.00%, 12/1/2049	500	506
Northampton County General Purpose Authority, Moravian College Project
Rev., 5.00%, 10/1/2027	135	139
Rev., 5.00%, 10/1/2036	100	101
Pennsylvania Economic Development Financing Authority, The Penndot Major Bridges Rev., AMT, AGM, 5.00%, 12/31/2057	2,825	2,851
Pennsylvania Housing Finance Agency, Single Family Mortgage
Series 118A, Rev., AMT, 3.50%, 4/1/2040	70	70
Series 122, Rev., AMT, 4.00%, 10/1/2046	165	164
Pennsylvania Turnpike Commission
Series 2016-A, Rev., AGM - CR, 4.00%, 12/1/2034	10	10
Series B, Rev., 4.00%, 12/1/2038	2,000	1,981
Pennsylvania Turnpike Commission Oil Franchise Tax Series 2021-B, Rev., 4.00%, 12/1/2051	10,000	9,029
Philadelphia Authority for Industrial Development, MAST Community Charter School II Project Series 2020A, Rev., 5.00%, 8/1/2040	315	316
Pittsburgh Water and Sewer Authority Series B, Rev., AGM, 5.00%, 9/1/2032	1,000	1,170
School District of Philadelphia (The) Series B, GO, AGM, 4.00%, 9/1/2043	1,250	1,192
Swarthmore Borough Authority, Swarthmore College Series 2016B, Rev., 4.00%, 9/15/2041	15	15
Upper Merion Area School District GO, 5.00%, 1/15/2026 (c)	250	264
West Cornwall Township Municipal Authority, Pleasant View Retirement Community Project
Rev., 3.00%, 12/15/2023	115	113
Rev., 4.00%, 12/15/2028	1,000	934
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	127

JPMorgan Tax Free Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Pennsylvania — continued
Rev., 5.00%, 12/15/2038	750	705
West Mifflin School District, Limited Tax GO, 3.00%, 4/1/2038	1,400	1,179
Total Pennsylvania		54,675
Rhode Island — 0.0% ^
Rhode Island Health and Educational Building Corp., Public School Financing Program Series A, Rev., AGM, 5.00%, 5/15/2032	25	28
South Carolina — 0.2%
Lexington County Health Services District, Inc., LexMed Obligated Group Rev., 4.00%, 11/1/2030	15	15
South Carolina Ports Authority Rev., AMT, 4.00%, 7/1/2040	1,095	1,031
South Carolina State Housing Finance and Development Authority Series 2017A, Rev., 4.00%, 1/1/2047	115	115
Total South Carolina		1,161
South Dakota — 0.0% ^
South Dakota Board of Regents Housing and Auxiliary Facilities System
Rev., 4.00%, 4/1/2030	60	64
Series 2019A, Rev., 4.00%, 4/1/2036	65	66
South Dakota Housing Development Authority, Homeownership Mortgage Series 2015D, Rev., 4.00%, 11/1/2045	130	129
Total South Dakota		259
Tennessee — 4.7%
City of Cleveland
Series 2018B, GO, 5.00%, 6/1/2027	245	265
Series 2018B, GO, 5.00%, 6/1/2028	260	287
Series 2018B, GO, 5.00%, 6/1/2030	285	315
Series 2018B, GO, 4.00%, 6/1/2031	300	315
Series 2018B, GO, 4.00%, 6/1/2032	310	323
Series 2018B, GO, 4.00%, 6/1/2038	395	394
Series 2018B, GO, 4.00%, 6/1/2039	410	407
City of Oak Ridge
GO, 4.00%, 6/1/2037	695	698
GO, 4.00%, 6/1/2038	720	721
GO, 4.00%, 6/1/2039	750	745
County of Hamilton Series 2018A, GO, 5.00%, 4/1/2028	25	28
County of Wilson Series 2017A, GO, 4.00%, 4/1/2039	25	25
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Tennessee — continued
Greeneville Health and Educational Facilities Board, Ballad Health Obligated Group Series 2018A, Rev., 4.00%, 7/1/2040	4,000	3,680
Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Belmon University Rev., 5.00%, 5/1/2026	500	522
Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Green Hills Series 2020A, Rev., 4.00%, 11/1/2038	1,305	1,105
Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Trevecca Nazarene University Project Series 2021B, Rev., 4.00%, 10/1/2051	2,000	1,580
Metropolitan Government of Nashville and Davidson County, Water and Sewer Series 2021A, Rev., 5.00%, 7/1/2031	110	128
Metropolitan Nashville Airport Authority (The)
Series 2015A, Rev., 5.00%, 7/1/2035	20	21
Series 2022-B, Rev., AMT, 5.00%, 7/1/2052	1,975	2,019
Series 2022-B, Rev., AMT, 5.50%, 7/1/2052	4,165	4,455
Metropolitan Nashville Airport Authority (The), Subordinate Airport
Series 2019A, Rev., 5.00%, 7/1/2044	3,690	3,876
Series 2019A, Rev., 5.00%, 7/1/2049	2,000	2,086
Shelby County Health Educational and Housing Facilities Board, The Farms at Bailey Station Project
Series 2019A, Rev., 5.75%, 10/1/2054	1,000	768
Series 2019A, Rev., 5.75%, 10/1/2059	1,500	1,127
Tennessee State School Bond Authority, Higher Educational Facilities Second Program Series B, Rev., 5.00%, 11/1/2025 (c)	35	37
Total Tennessee		25,927
Texas — 4.8%
Calallen Independent School District, School Building GO, PSF-GTD, 5.00%, 2/15/2028	10	11
Central Texas Regional Mobility Authority, Senior Lien Series 2021D, Rev., 5.00%, 1/1/2030	10	11
City of Bryan, Electric System Rev., AGM, 4.00%, 7/1/2031	50	51
City of Conroe Series 2018A, GO, 5.00%, 3/1/2032	10	11
City of Dallas Series 2019-A, GO, 4.00%, 2/15/2034	15	15
City of EI Paso, Combination Tax GO, 4.00%, 8/15/2040	475	470
City of El Paso GO, 4.00%, 8/15/2042	145	139
City of Houston, Airport System, Subordinate Lien Series 2021A, Rev., AMT, 4.00%, 7/1/2046	1,000	908
SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Texas — continued
City of Houston, Airport System, United Airlines, Inc., Terminal E Project Rev., AMT, 5.00%, 7/1/2029	2,500	2,460
City of Houston, Combined Utility System, Junior Lien Series 2002A, Rev., AGM, 5.75%, 12/1/2032 (c)	2,500	3,148
City of Laredo GO, 5.00%, 2/15/2032	40	44
City of Mission, Combination Tax, Certificates of Obligation GO, AGM, 5.00%, 2/15/2031	575	621
City of Pearland, Certificates of Obligation GO, 4.00%, 3/1/2032	35	36
City of Plano Series 2017-A, GO, 4.00%, 9/1/2028	45	47
City of San Antonio, Electric and Gas Systems
Rev., 5.00%, 2/1/2031	230	245
Rev., 5.00%, 2/1/2032	35	37
City of San Marcos
GO, 5.00%, 8/15/2031	25	27
GO, 4.00%, 8/15/2037	400	400
Clifton Higher Education Finance Corp., Idea Public Schools
Series B, Rev., 5.00%, 8/15/2024	345	351
Series 2016B, Rev., 5.00%, 8/15/2025	460	472
Rev., 6.00%, 8/15/2033	1,250	1,265
Conroe Local Government Corp., Conroe Convention Center Hotel Series 2021A, Rev., 4.00%, 10/1/2050	550	434
County of Galveston, Unlimited Tax GO, 4.00%, 2/1/2039	10	10
County of Hidalgo
GO, 5.00%, 8/15/2028	10	11
GO, 4.00%, 8/15/2035	85	86
Series B, GO, 4.00%, 8/15/2038	40	39
Harris County Cultural Education Facilities Finance Corp., Baylor College of Medicine Project Rev., 5.00%, 11/15/2023	25	25
Harris County Municipal Utility District No. 433, Unlimited Tax Series 2019-A, GO, 4.00%, 9/1/2025	75	77
Midlothian Independent School District, Unlimited Tax Series 2017A, GO, PSF-GTD, 4.00%, 2/15/2037	25	25
New Hope Cultural Education Facilities Finance Corp., Westminster Project Rev., 4.00%, 11/1/2055	850	600
Newark Higher Education Finance Corp., The Hughen Center, Inc.
Series 2022-A, Rev., PSF-GTD, 5.00%, 8/15/2047	250	264
Series 2022-A, Rev., PSF-GTD, 5.00%, 8/15/2052	250	263
Series 2022-A, Rev., PSF-GTD, 5.00%, 8/15/2057	600	625
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued
North Texas Municipal Water District, Upper East Fork Wastewater Interceptor System Rev., 5.00%, 6/1/2031	10	11
North Texas Tollway Authority, Second Tier Rev., 4.00%, 1/1/2038	200	198
Permanent University Fund - University of Texas System Series 2016A, Rev., 5.00%, 7/1/2031	210	219
San Antonio Education Facilities Corp., Hallmark University Project Series 2021A, Rev., 5.00%, 10/1/2051	500	405
San Antonio Education Facilities Corp., University of the Incarnate Word Series 2021A, Rev., 4.00%, 4/1/2051	1,750	1,408
San Antonio Water System, Junior Lien Series 2017A, Rev., 4.00%, 5/15/2034	60	62
Stafford Municipal School District, School Building, Unlimited Tax GO, PSF-GTD, 5.00%, 8/15/2029	35	39
Tarrant County Cultural Education Facilities Finance Corp., CHRISTUS Health Series A, Rev., 4.00%, 7/1/2053	1,750	1,561
Tarrant County Cultural Education Facilities Finance Corp., Hendrick Medical Center Rev., 5.50%, 9/1/2023 (c)	2,300	2,327
Tarrant County Cultural Education Facilities Finance Corp., Retirement Facility, MRC Stevenson Oaks Project Series 2020A, Rev., 6.75%, 11/15/2051	3,000	2,746
Texas Public Finance Authority Rev., 4.00%, 2/1/2035	1,240	1,270
Texas Water Development Board, Water Implementation Fund Series 2019A, Rev., 4.00%, 10/15/2044	2,100	2,029
Texas Woman's University, Financing System Rev., 4.00%, 7/1/2030	10	10
West Harris County Regional Water Authority Rev., 4.00%, 12/15/2045	1,000	909
Total Texas		26,422
Utah — 0.5%
City of Lehi, Sales Tax Rev., 4.00%, 6/1/2039	480	480
City of Provo GO, 5.00%, 1/1/2032	10	11
City of Salt Lake, International Airport Series 2017B, Rev., 5.00%, 7/1/2042	235	243
City of South Jordan, Sales Tax Rev., 5.00%, 8/15/2038	25	27
City of St George Rev., 4.00%, 6/1/2028	35	37
Tooele County Municipal Building Authority, Cross-Over Lease Rev., 4.00%, 12/15/2042	25	24
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	129

JPMorgan Tax Free Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Utah — continued
University of Utah (The) Series 2018A, Rev., 5.00%, 8/1/2044	60	64
Utah Infrastructure Agency, Tax-Exempt Telecommunications
Rev., 4.00%, 10/15/2035	400	352
Rev., 4.00%, 10/15/2036	400	345
Rev., 4.00%, 10/15/2038	500	416
Rev., 4.00%, 10/15/2041	350	281
Utah Infrastructure Agency, Telecommunications and Franchise Rev., 4.00%, 10/15/2030	360	371
Utah Transit Authority Rev., 4.00%, 12/15/2030	40	41
Total Utah		2,692
Vermont — 0.3%
Vermont Housing Finance Agency, Multiple Purpose Series A, Rev., AMT, 4.00%, 11/1/2046	105	104
Vermont Student Assistance Corp., Education Loan
Series 2018A, Rev., AMT, 3.63%, 6/15/2029	395	389
Series 2018A, Rev., AMT, 3.75%, 6/15/2030	550	542
Series 2018A, Rev., AMT, 4.00%, 6/15/2031	190	187
Series 2018A, Rev., AMT, 4.00%, 6/15/2032	75	74
Series 2018A, Rev., AMT, 4.00%, 6/15/2033	100	99
Series 2018A, Rev., AMT, 4.00%, 6/15/2034	80	79
Total Vermont		1,474
Virginia — 1.2%
Capital Region Airport Commission, Richmond International Airport
Series 2016A, Rev., 4.00%, 7/1/2035	350	352
Series 2016A, Rev., 4.00%, 7/1/2036	320	320
City of Richmond, Public Improvement Series 2018A, GO, 5.00%, 3/1/2029	5	6
Norfolk Economic Development Authority, Sentara Healthcare Series B, Rev., 4.00%, 11/1/2048	4,375	4,128
Virginia Commonwealth Transportation Board Series 2022, Rev., 4.00%, 5/15/2037	500	510
Virginia Resources Authority, Infrastructure Moral Obligation, Pooled Financing Program Series B, Rev., 5.00%, 11/1/2026	5	5
Virginia Small Business Financing Authority, Senior Lien Rev., AMT, 3.00%, 1/1/2041	2,000	1,505
Total Virginia		6,826
Washington — 1.1%
City of Lynnwood, Utility System Rev., 5.00%, 12/1/2028	25	28
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Washington — continued
County of King, Sewer Series 2018B, Rev., 5.00%, 7/1/2031	10	11
Pierce County School District No. 416 White River, Unlimited Tax GO, 4.00%, 12/1/2030	10	10
Port of Seattle, Intermediate Lien Series 2022B, Rev., AMT, 4.00%, 8/1/2047	1,200	1,057
Washington Health Care Facilities Authority Rev., 4.00%, 12/1/2045 (d)	880	818
Washington Health Care Facilities Authority, Commonspirit Health Series 2019A-2, Rev., 5.00%, 8/1/2028	115	124
Washington Health Care Facilities Authority, Seattle Cancer Care Alliance
Series 2021, Rev., 5.00%, 12/1/2028 (d)	25	27
Rev., 5.00%, 12/1/2029 (d)	250	272
Rev., 4.00%, 12/1/2040 (d)	860	819
Rev., 4.00%, 12/1/2048 (d)	1,190	1,092
Washington State Housing Finance Commission, Rockwood Retirement Communities Project Series 2020A, Rev., 5.00%, 1/1/2041 (d)	2,000	1,565
Washington State Housing Finance Commission, Single Family Program Series 2A-R, Rev., AMT, 3.50%, 12/1/2046	90	89
Total Washington		5,912
West Virginia — 0.2%
West Virginia Hospital Finance Authority, United Health System Series A, Rev., 4.00%, 6/1/2051	1,000	895
Wisconsin — 3.9%
Public Finance Authority
Rev., 5.00%, 6/15/2042	380	369
Rev., 5.25%, 6/15/2052	1,610	1,557
Rev., 5.38%, 6/15/2057	775	750
Public Finance Authority, Blue Ridge Healthcare Facilities Series 2020A, Rev., 3.00%, 1/1/2050	1,000	704
Public Finance Authority, Coral Academy of Science Series 2021A, Rev., 4.00%, 7/1/2051	1,000	797
Public Finance Authority, ENO River Academy Project Series 2020A, Rev., 5.00%, 6/15/2054 (d)	690	609
Public Finance Authority, KU Campus Development Corp. - Central District Development Project Rev., 5.00%, 3/1/2027	280	295
Public Finance Authority, Presbyterian Villages of Michigan Obligated Group Rev., 4.75%, 11/15/2053 (d)	2,740	2,028
SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Wisconsin — continued
Public Finance Authority, Renown Regional Medical Center Project
Series 2020A, Rev., 5.00%, 6/1/2032	230	247
Series 2016A, Rev., 4.00%, 6/1/2035	105	105
Public Finance Authority, Roseman University of Health Sciences Project Rev., 4.00%, 4/1/2042 (d)	100	80
Public Finance Authority, the Carmelite System, Inc., Obligated Group Rev., 5.00%, 1/1/2040	3,000	2,926
Public Finance Authority, the Franklin School of Innovation Rev., 5.00%, 1/1/2057 (d)	1,500	1,269
Public Finance Authority, Triad Educational Services, Inc. Series 2021A, Rev., 4.00%, 6/15/2051	2,285	1,742
Wisconsin Health and Educational Facilities Authority, Beloit Health System, Inc. Rev., 4.00%, 7/1/2046	15	14
Wisconsin Health and Educational Facilities Authority, Children's Hospital of Wisconsin, Inc. Rev., 4.00%, 8/15/2047	4,800	4,375
Wisconsin Health and Educational Facilities Authority, Oakwood Lutheran Senior Ministries Rev., 4.00%, 1/1/2047	2,000	1,460
Wisconsin Health and Educational Facilities Authority, Thedacare, Inc. Rev., 4.00%, 12/15/2039	500	486
Wisconsin Health and Educational Facilities Authority, Three Pillars Senior Living Communities Rev., 4.00%, 8/15/2046	1,350	1,068
Wisconsin Housing and Economic Development Authority, Home Ownership Series B, Rev., 4.00%, 3/1/2048	390	388
Total Wisconsin		21,269
Wyoming — 0.1%
University of Wyoming Series 2021-C, Rev., AGM, 4.00%, 6/1/2041	600	582
Total Municipal Bonds (Cost $560,315)		526,553
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.6%
Investment Companies — 2.6%
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 2.93% (e) (f) (Cost $13,909)	13,909	13,912
Total Investments — 98.6% (Cost $574,224)		540,465
Other Assets Less Liabilities — 1.4%		7,942
NET ASSETS — 100.0%		548,407

Percentages indicated are based on net assets.

Abbreviations
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
BHAC	Insured by Berkshire Hathaway Assurance Corp.
COLL	Collateral
COP	Certificate of Participation
CR	Custodial Receipts
FGIC	Insured by Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes
GNMA	Government National Mortgage Association
GO	General Obligation
GTD	Guaranteed
MTA	Metropolitan Transportation Authority
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RE	Reinsured
Rev.	Revenue

^	Amount rounds to less than 0.1% of net assets.
(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 28, 2023.

(c)	Security is prerefunded or escrowed to maturity.
(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	131

JPMorgan Tax Free Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
(e)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(f)	The rate shown is the current yield as of February 28, 2023.
Futures contracts outstanding as of February 28, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
U.S. Treasury 10 Year Note	(36)	06/21/2023	USD	(4,021)	2
U.S. Treasury 10 Year Ultra Note	(66)	06/21/2023	USD	(7,743)	3
					5

Abbreviations
USD	United States Dollar
Centrally Cleared Credit default swap contracts outstanding - buy protection(*) as of February 28, 2023 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.HY.39-V1	5.00	Quarterly	12/20/2027	4.61	USD 21,400	807	(1,331)	(524)

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
CDX	Credit Default Swap Index
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. Morgan Municipal Bond Funds	February 28, 2023

JPMorgan Ultra-Short Municipal Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 91.1% (a)
Alabama — 5.3%
Birmingham Airport Authority
Rev., 5.00%, 7/1/2023	125	126
Rev., 5.00%, 7/1/2024	150	153
Rev., 5.00%, 7/1/2025	250	260
Rev., 5.00%, 7/1/2026	225	238
Black Belt Energy Gas District, Gas Prepay
Series 2018B-2, Rev., (SIFMA Municipal Swap Index Yield + 0.62%), 3.42%, 3/9/2023 (b)	30,000	29,974
Series 2018A, Rev., 4.00%, 12/1/2023 (c)	19,865	19,883
Black Belt Energy Gas District, Gas Project No. 7 Series 2021C-2, Rev., (SIFMA Municipal Swap Index Yield + 0.35%), 3.15%, 3/9/2023 (b)	27,000	25,979
Black Belt Energy Gas District, Gas Supply Subseries 2022D-2, Rev., LIQ : Royal Bank of Canada, (SOFR + 1.40%), 4.45%, 3/4/2023 (b)	25,450	25,320
City of Centre, Warrant GO, 4.00%, 9/1/2023	215	216
City of Hamilton, Warrants GO, 5.00%, 8/1/2023	240	241
Industrial Development Board of The City of Mobile, Alabama Power Control, Barry Plant Project Series 2007A, Rev., 1.00%, 6/26/2025 (c)	4,750	4,482
Prattville Industrial Development Board, International Paper Co. Project
Series 2019B, Rev., 2.00%, 10/1/2024 (c)	450	431
Series 2019C, Rev., 2.00%, 10/1/2024 (c)	430	412
Selma Industrial Development Board, International Paper Co. Project Series 2020A, Rev., 1.37%, 6/16/2025 (c)	2,670	2,477
Southeast Energy Authority A Cooperative District, Project No. 2 Series 2021B, Rev., 4.00%, 6/1/2027	2,415	2,411
Southeast Energy Authority A Cooperative District, Project No. 4 Series 2022B-2, Rev., (SOFR + 1.79%), 4.84%, 3/4/2023 (b)	10,000	9,989
State of Alabama Series 2013A, GO, 4.00%, 8/1/2023	1,250	1,255
University of West Alabama, General Fee
Rev., AGM, 4.00%, 1/1/2024	125	126
Rev., AGM, 4.00%, 1/1/2025	150	151
Total Alabama		124,124
Alaska — 2.0%
Alaska Municipal Bond Bank Authority
Series 1, Rev., 5.00%, 12/1/2023	960	971
Series 1, Rev., 5.00%, 12/1/2024	870	896
Series 1, Rev., 5.00%, 12/1/2025	750	783
Series 1, Rev., 5.00%, 12/1/2026	675	717
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Alaska — continued
Borough of North Slope, General Purpose Series 2021A, GO, 5.00%, 6/30/2024	2,000	2,046
City of Valdez, Exxon Pipeline Co. Project Series 1993-B, Rev., VRDO, 2.55%, 3/1/2023 (c)	6,840	6,840
City of Valdez, Phillips Trans Alaska Project
Series 1994A, Rev., VRDO, 3.15%, 3/9/2023 (c)	23,100	23,100
Series 2002, Rev., VRDO, 3.15%, 3/9/2023 (c)	12,200	12,200
Total Alaska		47,553
Arizona — 0.2%
Arizona Industrial Development Authority, Phoenix Children's Hospital Series 2020A, Rev., 5.00%, 2/1/2026	130	137
City of Tucson Series 2018-A, GO, 5.00%, 7/1/2026	325	347
Industrial Development Authority of The City of Phoenix, Downtown Phoenix Student Housing LLC - Arizona State University Project
Series 2018A, Rev., 5.00%, 7/1/2023	140	140
Series 2018A, Rev., 5.00%, 7/1/2024	200	202
Industrial Development Authority of the County of Yavapai (The), Regional Medical Center Rev., 5.00%, 8/1/2023	325	327
Maricopa County Industrial Development Authority, HonorHealth
Series 2021A, Rev., 5.00%, 9/1/2024	175	179
Series 2021A, Rev., 5.00%, 9/1/2025	725	753
Series 2021A, Rev., 5.00%, 9/1/2026	700	739
Maricopa County School District No. 24 Gila Bend GO, AGM, 5.00%, 7/1/2023	700	704
Maricopa County Unified School District No. 95, Queen Creek, School Improvement GO, 3.00%, 7/1/2024	525	524
Total Arizona		4,052
Arkansas — 0.1%
City of Heber Springs, Water and Sewer Rev., 3.00%, 11/1/2023	100	100
County of Sharp, Sales and Use Tax Rev., 5.00%, 3/1/2023	540	540
University of Central Arkansas, Student Fee
Series 2020A, Rev., 5.00%, 11/1/2023	205	207
Series 2020A, Rev., 5.00%, 11/1/2024	160	164
Series 2020A, Rev., 5.00%, 11/1/2025	230	239
Series 2020A, Rev., 5.00%, 11/1/2026	220	232
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	133

JPMorgan Ultra-Short Municipal Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Arkansas — continued
Series 2020A, Rev., 5.00%, 11/1/2027	200	215
University of Central Arkansas, Student Housing System Series 2019C, Rev., AGM, 3.00%, 11/1/2023	135	135
Total Arkansas		1,832
California — 4.7%
California Community Choice Financing Authority, Green Bond Series A-2, Rev., (SOFR + 1.70%), 4.75%, 3/6/2023 (b)	5,000	5,044
California Educational Facilities Authority, University of Southern California Series 2015A, Rev., 5.00%, 10/1/2025 (d)	250	263
California Enterprise Development Authority, Riverside County, Library Facility Project Rev., 4.00%, 11/1/2023	200	201
California Health Facilities Financing Authority, Adventist Health System Series 2011A, Rev., 3.00%, 3/1/2024 (c)	1,540	1,533
California Health Facilities Financing Authority, Stanford Health Clinic Series 2021A, Rev., 3.00%, 8/15/2025 (c)	20,000	19,954
California Infrastructure and Economic Development Bank, The Broad Sustainability Bonds Series 2018C, Rev., (SIFMA Municipal Swap Index Yield + 0.35%), 3.15%, 3/9/2023 (b)	19,250	19,015
California Municipal Finance Authority, San Antonio Gardens Project Rev., 4.00%, 11/15/2023	290	289
California Municipal Finance Authority, UCR North District, Phase 1 Student Housing Project
Rev., 5.00%, 5/15/2023	360	361
Rev., 5.00%, 5/15/2024	300	305
Rev., 5.00%, 5/15/2025	425	437
Rev., 5.00%, 5/15/2026	500	522
Rev., 5.00%, 5/15/2027	725	767
California Pollution Control Financing Authority, American Water Capital Corp. Project Rev., 0.60%, 9/1/2023 (c)	1,850	1,820
California School Finance Authority, Kipp Social Projects Series 2019A, Rev., 5.00%, 7/1/2023 (e)	100	100
Chula Vista Elementary School District Rev., BAN, Zero Coupon, 8/1/2023	5,500	5,423
City of Vernon, Electric System
Series 2021A, Rev., 5.00%, 4/1/2023	1,500	1,501
Series 2021A, Rev., 5.00%, 10/1/2023	1,250	1,257
Series 2021A, Rev., 5.00%, 4/1/2024	1,220	1,233
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued
Series 2021A, Rev., 5.00%, 10/1/2024	1,250	1,269
Port of Oakland, Intermediate Lien
Series 2021H, Rev., AMT, 5.00%, 5/1/2023 (d)	255	256
Series 2021H, Rev., AMT, 5.00%, 5/1/2023	3,245	3,253
Silicon Valley Clean Water, WIFIA Rescue Project Series 2021A, Rev., 0.25%, 3/1/2024	40,000	37,794
State of California, Various Purpose GO, 5.00%, 12/1/2027	2,205	2,426
Stockton Public Financing Authority
Rev., 5.00%, 3/1/2023	360	360
Rev., 5.00%, 3/1/2025	570	573
Tender Option Bond Trust Receipts/Certificates Series 2018-XF2615, Rev., VRDO, LOC : Barclays Bank plc, 2.92%, 3/9/2023 (c) (e)	2,730	2,730
Total California		108,686
Colorado — 2.9%
City of Aurora, First Lien Water Rev., 5.00%, 8/1/2023	2,355	2,373
City of Colorado Springs COP, 5.00%, 12/1/2023	100	101
Colorado Health Facilities Authority Series 2017-B, Rev., 5.00%, 5/15/2023	7,255	7,278
E-470 Public Highway Authority Series 2021B, Rev., (SOFR + 0.35%), 3.40%, 3/6/2023 (b)	5,000	4,963
Regional Transportation District, Denver Transit Partners
Series A, Rev., 3.00%, 7/15/2023	50	50
Series A, Rev., 5.00%, 1/15/2024	200	201
Series A, Rev., 5.00%, 7/15/2024	150	152
Series A, Rev., 5.00%, 1/15/2025	165	168
Series A, Rev., 5.00%, 7/15/2025	200	204
Series A, Rev., 3.00%, 1/15/2026	110	107
Series A, Rev., 5.00%, 7/15/2026	225	232
State of Colorado
Series 2020A, COP, 5.00%, 12/15/2023	2,500	2,536
Series 2020A, COP, 5.00%, 12/15/2024	2,085	2,154
University of Colorado, Hospital Authority Series 2018 B, Rev., VRDO, LIQ : TD Bank NA, 3.45%, 3/7/2023 (c)	48,085	48,085
Total Colorado		68,604
Connecticut — 1.1%
City of Derby
Series 2019A, GO, 5.00%, 8/1/2023	150	151
Series 2019A, GO, 5.00%, 8/1/2024	85	87
City of New Britain GO, 5.00%, 9/1/2023 (d)	110	111
SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Connecticut — continued
Connecticut State Health and Educational Facilities Authority, Hartford Healthcare Series 2020B-1, Rev., 5.00%, 1/1/2025 (c)	8,500	8,724
Connecticut State Health and Educational Facilities Authority, Stamford Hospital
Series L-1, Rev., 4.00%, 7/1/2023	275	275
Series L-1, Rev., 4.00%, 7/1/2024	300	299
Series L-1, Rev., 4.00%, 7/1/2025	300	299
Series L-1, Rev., 4.00%, 7/1/2026	350	349
Series L-1, Rev., 4.00%, 7/1/2027	350	350
New Canaan Housing Authority, Multi-Family Housing, Parish Project Rev., VRDO, 0.44%, 3/1/2023 (c)	12,475	12,475
State of Connecticut
Series 2020C, GO, 3.00%, 6/1/2023	600	600
Series 2020C, GO, 4.00%, 6/1/2023	400	401
Series 2020C, GO, 3.00%, 6/1/2024	1,065	1,064
Series 2020C, GO, 4.00%, 6/1/2024	500	505
Series 2020C, GO, 4.00%, 6/1/2025	850	865
Total Connecticut		26,555
Delaware — 0.3%
Delaware Municipal Electric Corp. (The), Middletown and Seaford Project Series 2019A, Rev., 5.00%, 10/1/2023	220	222
Delaware State Economic Development Authority, Delmarva Power and Light Co. Project Series 2020A, Rev., 1.05%, 7/1/2025 (c)	6,000	5,652
Total Delaware		5,874
District of Columbia — 2.2%
District of Columbia, Carnegie Endowment for International Peace Rev., VRDO, LOC : Wells Fargo Bank NA, 2.74%, 3/9/2023 (c)	375	375
District of Columbia, Gallaudet University Project Series A, Rev., 5.00%, 4/1/2026	100	104
District of Columbia, Georgetown University Issue Series 2017 B-1, Rev., VRDO, LOC : Bank of America NA, 2.78%, 3/9/2023 (c)	1,190	1,190
District of Columbia, Income Tax Series C, Rev., 5.00%, 12/1/2023	37,655	38,201
District of Columbia, Kipp DC Project Rev., 5.00%, 7/1/2023	100	100
District of Columbia, Medlantic/Helix Issue, Tranche II Series 1998A, Rev., VRDO, LOC : TD Bank NA, 3.45%, 3/7/2023 (c)	2,535	2,535
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

District of Columbia — continued
Metropolitan Washington Airports Authority Aviation
Series 2021A, Rev., AMT, 5.00%, 10/1/2023	3,500	3,525
Series 2021A, Rev., AMT, 5.00%, 10/1/2024	6,000	6,122
Total District of Columbia		52,152
Florida — 1.7%
City of Fort Myers, Subordinate Utility System
Series 2020B, Rev., AGM, 5.00%, 10/1/2023	2,125	2,145
Series 2020B, Rev., AGM, 5.00%, 10/1/2024	2,355	2,419
City of Tallahassee, Utility System Rev., 5.00%, 10/1/2024	2,550	2,621
County of Escambia, International Paper Co. Project, Environmental Improvement Series 2019B, Rev., 2.00%, 10/1/2024 (c)	775	743
County of Miami-Dade, Aviation System
Series 2020A, Rev., 5.00%, 10/1/2023	2,500	2,525
Series 2020A, Rev., 5.00%, 10/1/2024	2,400	2,466
Series 2020A, Rev., 5.00%, 10/1/2025	1,375	1,435
County of Miami-Dade, Juvenile Courthouse Series B, Rev., VRDO, AMBAC, LOC : TD Bank NA, 3.45%, 3/7/2023 (c)	5,545	5,545
County of Okeechobee, Solid Waste Disposal, Waste Management, Inc., Okeechobee Landfill Project Series 2004A, Rev., 0.55%, 7/1/2024 (c)	2,250	2,149
Florida Governmental Utility Authority, North Fort Myers Utility System Rev., AGM, 5.00%, 7/1/2025 (d)	200	209
Florida Higher Educational Facilities Financial Authority, Ringling College Project
Rev., 5.00%, 3/1/2023	185	185
Rev., 5.00%, 3/1/2024	110	111
Florida Higher Educational Facilities Financial Authority, St. Leo University Project Rev., 5.00%, 3/1/2023	410	410
Hillsborough County Industrial Development Authority, Tampa General Hospital Project Series 2012-A, Rev., 4.00%, 10/1/2023 (d)	830	833
Lee Memorial Health System
Series 2019A-1, Rev., 5.00%, 4/1/2023	400	400
Series 2019A-1, Rev., 5.00%, 4/1/2024	575	583
Miami-Dade County Industrial Development Authority, Solid Waste Disposal, Waste Management, Inc. of Florida Project
Series 2018B, Rev., AMT, (SIFMA Municipal Swap Index Yield + 0.38%), 3.18%, 3/9/2023 (b)	10,500	10,222
Series 2008, Rev., AMT, 0.40%, 8/1/2023	2,600	2,552
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	135

JPMorgan Ultra-Short Municipal Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Florida — continued
Village Community Development District No. 13 Special Assessment Series 2019-4, Rev., 2.63%, 5/1/2024	255	250
West Palm Beach Community Redevelopment Agency, City Center Community Redevelopment Area
Rev., 5.00%, 3/1/2023	1,335	1,335
Rev., 5.00%, 3/1/2024	1,160	1,178
Total Florida		40,316
Georgia — 1.3%
Bartow County Development Authority, Georgia Power Co. Plant Series 2013FIRST, Rev., 2.87%, 8/19/2025 (c)	13,500	13,021
City of Atlanta, Department of Aviation
Series 2020A, Rev., 5.00%, 7/1/2024	2,000	2,048
Series 2020B, Rev., AMT, 5.00%, 7/1/2024	1,170	1,188
Series 2020B, Rev., AMT, 5.00%, 7/1/2025	1,800	1,848
Georgia State Road and Tollway Authority, Federal Highway Reimbursement Rev., 5.00%, 6/1/2023	4,000	4,018
Main Street Natural Gas, Inc., Gas Supply
Series 2021C, Rev., 4.00%, 12/1/2023	750	750
Series 2021C, Rev., 4.00%, 12/1/2024	750	747
Municipal Electric Authority of Georgia, Project One Series 2008-B, Rev., VRDO, LOC : PNC Bank NA, 2.95%, 3/9/2023 (c)	4,255	4,255
Savannah Economic Development Authority, International Paper Co. Project Series 2019A, Rev., 2.00%, 10/1/2024 (c)	1,675	1,606
Total Georgia		29,481
Hawaii — 0.2%
State of Hawaii, Airports System Series 2022B, Rev., AMT, 5.00%, 7/1/2024	4,500	4,580
Idaho — 0.0% ^
University of Idaho
Series 2020A, Rev., 5.00%, 4/1/2023	355	355
Series 2020A, Rev., 5.00%, 4/1/2024	315	321
Series 2020A, Rev., 5.00%, 4/1/2025	330	342
Total Idaho		1,018
Illinois — 2.5%
Carol Stream Park District
Series 2020C, GO, 4.00%, 11/1/2024	210	212
Series 2020C, GO, 4.00%, 11/1/2025	405	413
Series 2020C, GO, 4.00%, 11/1/2026	535	551
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — continued
Champaign County Community Unit School District No. 4 Champaign, Capital Appreciation Series 2020A, GO, Zero Coupon, 1/1/2024	385	373
Chicago O'Hare International Airport, General Airport, Senior Lien Series 2020B, Rev., 5.00%, 1/1/2024	500	507
Chicago Transit Authority Capital Grant Receipts
Rev., 5.00%, 6/1/2023	700	702
Rev., 5.00%, 6/1/2024	600	609
Rev., 5.00%, 6/1/2027	3,500	3,702
City of Aurora
Series 2019A, GO, 4.00%, 12/30/2023	1,595	1,605
Series 2019A, GO, 4.00%, 12/30/2024	1,655	1,676
City of Danville GO, 4.00%, 12/1/2023	145	145
City of Elgin Series 2020A, GO, 3.00%, 12/15/2023	1,025	1,021
City of Rockford, Sales Tax Alternative Revenue Source Series 2019A, GO, AGM, 4.00%, 12/15/2023	140	141
City of Waukegan Series 2018A, GO, AGM, 4.00%, 12/30/2023	525	528
Clay Wayne and Marion Counties Community Unit School District No. 35 GO, AGM, 5.00%, 12/1/2023	175	177
Cook County Community College District No. 508, Unlimited Tax Series 2013, GO, 5.25%, 12/1/2029	250	254
Cook County Community Consolidated School District No. 34, Glenview, Limited Tax GO, 4.00%, 12/1/2023	150	151
Cook County Community School District No. 97, Oak Park GO, 4.00%, 1/1/2024	275	277
Cook County School District No. 100, South Berwyn
Series 2019A, GO, 5.00%, 12/1/2023	345	349
Series 2019C, GO, 5.00%, 12/1/2023	660	668
Cook County School District No. 102, La Grange, Limited Tax
GO, AGM, 4.00%, 12/15/2023	825	829
GO, AGM, 4.00%, 12/15/2024	930	941
GO, AGM, 4.00%, 12/15/2025	985	1,006
Cook County School District No. 109, Indian Springs, Limited Tax
Series 2020A, GO, 4.00%, 12/1/2023	125	126
Series 2020A, GO, 4.00%, 12/1/2024	400	404
Cook County School District No. 145, Arbor Park Series 2019D, GO, 4.00%, 12/1/2023	110	110
SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Illinois — continued
Cook County School District No. 160, Country Club Hills
Series 2020A, GO, 4.00%, 12/1/2023	285	286
Series 2020A, GO, 4.00%, 12/1/2024	255	258
Cook County School District No. 160, Country Club Hills, Limited Tax
Series 2020B, GO, 4.00%, 12/1/2023	100	100
Series 2020B, GO, 4.00%, 12/1/2024	100	101
Cook County School District No. 69, Skokie, Limited Tax
GO, 4.00%, 12/1/2024	315	318
GO, 4.00%, 12/1/2025	460	470
Cook County School District No. 89, Maywood, Maywood-Melrose Park-Broadview, Limited Tax
Series 2020, GO, AGM, 4.00%, 12/15/2023	555	557
Series 2020, GO, AGM, 4.00%, 12/15/2024	580	587
Cook County School District No. 99 Cicero, Limited Tax Series 2019B, GO, 5.00%, 12/1/2023	575	581
County of Will GO, 5.00%, 11/15/2023	525	532
Du Page Cook and Will Counties Community College District No. 502 GO, 5.00%, 6/1/2025	2,355	2,446
DuPage County Community High School District No. 94 West Chicago GO, 4.00%, 1/1/2033	10	10
DuPage County School District No. 10 Itasca GO, 5.00%, 1/1/2024	1,090	1,106
Flagg-Rochelle Community Park District Series 2019A, GO, AGM, 4.00%, 1/1/2024	225	226
Hoffman Estates Park District Series 2019B, GO, 4.00%, 12/1/2023	245	246
Illinois Finance Authority, Advocate Health Care Network Series 2008C-3A, Rev., VRDO, LIQ : Northern Trust Co. (The), 2.84%, 3/9/2023 (c)	2,650	2,650
Illinois Finance Authority, Northshore University Health System
Series 2020A, Rev., 5.00%, 8/15/2023	500	504
Series 2020A, Rev., 5.00%, 8/15/2024	1,000	1,025
Illinois Finance Authority, OSF Healthcare System Series 1, Rev., 5.00%, 11/15/2024 (c)	3,000	3,044
Illinois Finance Authority, Presbyterian Homes Obligated Group Series 2021B, Rev., (SIFMA Municipal Swap Index Yield + 0.70%), 3.50%, 3/9/2023 (b)	1,125	1,094
Illinois Finance Authority, Water Facilities, American Water Capital Corp. Project Rev., 0.70%, 9/1/2023 (c)	2,800	2,756
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — continued
Kane County School District No. 131 Aurora East Side
Series 2020A, GO, AGM, 5.00%, 12/1/2023	145	146
Series 2020B, GO, AGM, 5.00%, 12/1/2023	235	237
Series 2020A, GO, AGM, 5.00%, 12/1/2024	240	247
Series 2020A, GO, AGM, 5.00%, 12/1/2025	55	57
Series 2020B, GO, AGM, 5.00%, 12/1/2025	115	120
Madison-Macoupin Etc. Counties Community College District No. 536, Lewis and Clark Community GO, AGM, 4.00%, 5/1/2023	700	700
Peoria Public Building Commission Series 2019A, Rev., AGM, 4.00%, 12/1/2024	655	663
Sangamon Menard Etc Counties Community School District No. 8 Pleasant Plains Series 2019C, GO, 4.00%, 1/1/2024	370	372
State of Illinois
GO, 5.00%, 2/1/2024	3,370	3,403
GO, 5.50%, 5/1/2025	2,500	2,583
GO, 5.50%, 5/1/2026	5,000	5,239
State of Illinois, Sales Tax Rev., 5.00%, 6/15/2023	990	994
University of Illinois, Auxiliary Facilities System Series 2013A, Rev., 5.00%, 4/1/2024	2,500	2,503
Village of Arlington Heights
GO, 4.00%, 12/1/2023	1,130	1,135
GO, 4.00%, 12/1/2024	1,175	1,185
GO, 4.00%, 12/1/2025	695	708
Village of Bartlett GO, 5.00%, 12/1/2023	1,130	1,143
Village of Midlothian Series 2019A, GO, 4.00%, 1/1/2024	120	121
Village of Villa Park Series B, GO, 4.00%, 12/15/2023	205	206
Village of Villa Park, Sales Tax Series 2019A, GO, 4.00%, 12/15/2023	125	126
Total Illinois		58,262
Indiana — 0.8%
City of Evansville, Sewage Works Rev., 4.00%, 7/1/2026	3,710	3,805
City of Rockport, Indiana Michigan Power Co. Project Series 2009B, Rev., 3.05%, 6/1/2025	6,500	6,423
Gary Community School Building Corp., Ad Valorem Property Tax First Mortgage
Series 2020B, Rev., 4.00%, 7/15/2023	185	185
Series 2020B, Rev., 4.00%, 7/15/2025	215	218
Series 2020B, Rev., 4.00%, 1/15/2026	220	224
Series 2020B, Rev., 4.00%, 7/15/2026	235	240
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	137

JPMorgan Ultra-Short Municipal Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Indiana — continued
Indiana Finance Authority, Goshen Health Series B, Rev., 2.10%, 11/1/2026 (c)	2,700	2,584
Indiana Finance Authority, Indianapolis Power and Light Co. Project Series 2021B, Rev., 0.65%, 8/1/2025	4,500	4,087
Indiana Finance Authority, Marian University Project
Series A, Rev., 5.00%, 9/15/2023	75	75
Series A, Rev., 5.00%, 9/15/2024	155	157
Metropolitan School District of Southwest Allen County
Series 2019B, GO, 4.00%, 7/15/2023	485	486
Series 2019B, GO, 4.00%, 1/15/2024	575	579
Tippecanoe County School Building Corp., Ad Valorem Property Tax First Mortgage Rev., 4.00%, 7/15/2023	380	381
Town of Schererville, Sewage Works
Rev., 4.00%, 3/1/2023	75	75
Rev., 4.00%, 3/1/2024	110	111
Total Indiana		19,630
Iowa — 1.1%
City of Altoona Series 2020A, COP, 4.00%, 6/1/2023	275	275
City of Coralville Series 2016E, COP, 4.00%, 6/1/2023	325	325
City of Iowa Falls, Capital Lien GO, 3.00%, 6/1/2023	230	230
Iowa Finance Authority, Health System Rev., (SIFMA Municipal Swap Index Yield + 0.50%), 3.38%, 3/9/2023 (b) (e)	16,125	16,093
Iowa Finance Authority, Single Family Mortgage-Backed Securities Program Series 2020E, Rev., VRDO, GNMA / FNMA / FHLMC, LIQ : TD Bank NA, 3.40%, 3/7/2023 (c)	8,500	8,500
Total Iowa		25,423
Kansas — 0.3%
Johnson County Park and Recreation District
Series 2019B, COP, 3.00%, 9/1/2023	200	199
Series 2019A, COP, 5.00%, 9/1/2023	125	126
Kansas City, Kansas Community College
Series 2020A, COP, 4.00%, 4/1/2023	800	800
Series 2020A, COP, 4.00%, 4/1/2024	500	503
Kansas Development Finance Authority, State of Kansas Project Series 2020R, Rev., 5.00%, 11/1/2024	2,255	2,322
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Kansas — continued
Sedgwick County Unified School District No. 265 Goddard
Series 2020A, GO, 3.00%, 10/1/2023	350	349
Series 2020A, GO, 3.00%, 10/1/2024	1,050	1,042
Sedgwick County Unified School District No. 267 Renwick Series 2019A, GO, 3.00%, 11/1/2023	100	100
Wyandotte County Unified School District No. 202 Turner
Series 2019A, GO, AGM, 3.00%, 9/1/2023	400	399
Series 2019A, GO, AGM, 3.00%, 9/1/2024	400	396
Total Kansas		6,236
Kentucky — 1.4%
City of Ashland, Ashland Hospital Corp. DBA King's Daughters Medical Center Rev., 5.00%, 2/1/2024	575	581
City of Hazard, Appalachian Regional Healthcare Project Rev., 5.00%, 7/1/2027	600	635
County of Owen, Water Facilities, Kentucky- American Water Co. Project Rev., 0.70%, 9/1/2023 (c)	2,500	2,461
Kentucky Asset Liability Commission
Series 2021A, Rev., 5.00%, 11/1/2023	2,500	2,527
Series 2021A, Rev., 5.00%, 11/1/2024	2,500	2,570
Series 2021A, Rev., 5.00%, 11/1/2025	3,000	3,142
Kentucky Public Energy Authority, Gas Supply Series 2018A, Rev., 4.00%, 4/1/2024 (c)	13,685	13,694
Kentucky State Property and Building Commission, Project No. 110 Rev., 5.00%, 8/1/2024	85	87
Louisville and Jefferson County Metropolitan Government, Louisville Gas and Electric Co. Project Series 2020A, Rev., 0.90%, 9/1/2026	5,000	4,494
Paducah Electric Plant Board Rev., 5.00%, 10/1/2023	2,000	2,017
Total Kentucky		32,208
Louisiana — 6.7%
Calcasieu Parish School District No. 23, Public School Improvement
GO, 5.00%, 9/1/2023	180	182
GO, 5.00%, 9/1/2024	250	256
City of Shreveport, Water and Sewer, Junior Lien
Series 2019B, Rev., AGM, 4.00%, 12/1/2023	310	311
Series 2019B, Rev., AGM, 5.00%, 12/1/2024	225	231
Lake Charles Harbor and Terminal District, Big Lake Full LLC Projects Rev., AMT, 1.00%, 12/1/2024 (c)	5,000	4,671
SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Louisiana — continued
Louisiana Housing Corp., England Apartment Projects Rev., 1.25%, 2/1/2024 (c)	7,890	7,679
Louisiana Local Government Environmental Facilities and Community Development Authority, East Ascension Consolidated Gravity Drainage District No. 1 Rev., 5.00%, 12/1/2025	715	749
Louisiana Public Facilities Authority, Louisiana Children's Medical Center Project Rev., (SIFMA Municipal Swap Index Yield + 0.65%), 3.45%, 3/9/2023 (b)	40,000	40,006
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project Series 2020B, Rev., 5.00%, 5/15/2025 (c)	8,410	8,641
Louisiana Public Facilities Authority, Tulane University Project
Series 2020A, Rev., 5.00%, 4/1/2025 (d)	60	62
Series 2020A, Rev., 5.00%, 4/1/2026 (d)	20	21
Series 2020A, Rev., 5.00%, 4/1/2026	80	85
Louisiana Stadium and Exposition District Rev., BAN, 4.00%, 7/3/2023	3,325	3,326
Parish of St. John the Baptist, Marathon Oil Corp., Project
Subseries 2017B-1, Rev., 2.13%, 7/1/2024 (c)	18,000	17,494
Subseries 2017B-2, Rev., 2.37%, 7/1/2026 (c)	12,800	11,978
State of Louisiana Gasoline and Fuels Tax, Second Lien Series 2017A, Rev., 0.60%, 4/3/2023 (c)	60,000	59,617
Zachary Community School District No. 1 GO, 3.00%, 3/1/2023	715	715
Total Louisiana		156,024
Maine — 0.1%
Maine Health and Higher Educational Facilities Authority, Mainehealth Series 2020A, Rev., 5.00%, 7/1/2026	250	262
Maine State Housing Authority Series C-1, Rev., AMT, 3.00%, 11/15/2023	1,000	991
Total Maine		1,253
Maryland — 0.2%
County of Calvert, Consolidated Public Improvement
GO, 4.00%, 7/1/2023	2,070	2,076
GO, 4.00%, 7/1/2024	2,010	2,033
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Maryland — continued
County of Montgomery, Public Improvement Series 2020B, GO, 4.00%, 11/1/2024	1,000	1,015
Maryland Health and Higher Educational Facilities Authority, Pooled Loan Program Series 1985A, Rev., VRDO, LOC : TD Bank NA, 3.13%, 3/7/2023 (c)	25	25
Total Maryland		5,149
Massachusetts — 0.9%
City of Boston Series 2020D, GO, 5.00%, 3/1/2024	2,335	2,378
Massachusetts Development Finance Agency, Northeastern University Issue
Series 2020A, Rev., 5.00%, 10/1/2023	2,900	2,930
Series 2020A, Rev., 5.00%, 10/1/2024	1,580	1,626
Series 2020A, Rev., 5.00%, 10/1/2025	975	1,023
Series 2020A, Rev., 5.00%, 10/1/2026	895	957
Massachusetts Development Finance Agency, Suffolk University Issue Rev., 5.00%, 7/1/2024	350	355
Massachusetts Development Finance Agency, Wellforce Issue
Series 2020C, Rev., AGM, 5.00%, 10/1/2023	100	101
Series 2020C, Rev., AGM, 5.00%, 10/1/2024	115	117
Series 2020C, Rev., AGM, 5.00%, 10/1/2025	175	181
Series 2020C, Rev., AGM, 5.00%, 10/1/2026	175	184
University of Massachusetts Building Authority
Rev., 5.00%, 11/1/2024 (d)	9,485	9,784
Series 2015-1, Rev., 5.00%, 11/1/2025 (d)	250	262
Total Massachusetts		19,898
Michigan — 3.1%
City of Charlevoix, Building Authority, Limited Tax Rev., 4.00%, 10/1/2023	110	110
City of Gladstone, Capital Improvement, Limited Tax
GO, AGM, 3.00%, 3/1/2023	260	260
GO, AGM, 3.00%, 3/1/2024	265	264
GO, AGM, 3.00%, 3/1/2025	275	274
Frankenmuth School District, School Building and Site, Unlimited Tax GO, Q-SBLF, 4.00%, 5/1/2023	200	200
Fulton School District, Unlimited Tax
GO, AGM, 4.00%, 5/1/2025	215	218
GO, AGM, 4.00%, 5/1/2026	220	225
GO, AGM, 4.00%, 5/1/2027	210	217
Hopkins Public Schools, Unlimited Tax Series 2019A, GO, Q-SBLF, 4.00%, 5/1/2023	365	365
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	139

JPMorgan Ultra-Short Municipal Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Michigan — continued
Huron Valley School District, Unlimited Tax GO, Q-SBLF, 2.00%, 5/1/2024	5,825	5,689
Jackson Public Schools, Unlimited Tax
GO, Q-SBLF, 4.00%, 5/1/2023	605	606
GO, Q-SBLF, 4.00%, 5/1/2024	690	694
Kent Hospital Finance Authority, Spectrum Health System Series 2008B-3, Rev., VRDO, LIQ : Wells Fargo Bank NA, 2.95%, 3/9/2023 (c)	34,040	34,040
Lakeview School District, School Building and Site, Unlimited Tax Series B, GO, VRDO, LOC : TD Bank NA, 2.78%, 3/9/2023 (c)	7,735	7,735
Leland Public School District Series 2019 01, GO, AGM, 4.00%, 5/1/2023	785	786
Michigan State Hospital Finance Authority, Ascension Health Credit Group Series 2010F-3, Rev., 4.00%, 7/1/2024 (c)	1,000	994
Michigan State Housing Development Authority, Single Family Mortgage Series D, Rev., VRDO, LIQ : TD Bank NA, 3.45%, 3/7/2023 (c)	4,895	4,895
Michigan Strategic Fund, Holland Home Obligated Group Rev., 4.00%, 11/15/2023	190	189
Michigan Strategic Fund, Waste Management, Inc. Project Rev., 0.58%, 8/1/2024 (c)	3,000	2,848
South Haven Township and Casco Township, Water and Sewage Treatment Authority, Limited Tax
Rev., 4.00%, 5/1/2023	480	481
Rev., 4.00%, 5/1/2024	720	725
University of Michigan Series A, Rev., VRDO, 2.72%, 3/9/2023 (c)	6,255	6,255
Waterford School District, Unlimited Tax
GO, Q-SBLF, 4.00%, 5/1/2023	1,340	1,342
GO, Q-SBLF, 4.00%, 5/1/2024	1,360	1,372
Wayne County Airport Authority Series G, Rev., 5.00%, 12/1/2024	1,000	1,030
Total Michigan		71,814
Minnesota — 0.4%
City of Minneapolis and St. Paul Housing and Redevelopment Authority, Health Care, Allina Health System Series 2007C-2, Rev., VRDO, LOC : Wells Fargo Bank NA, 2.80%, 3/9/2023 (c)	6,360	6,360
City of Minneapolis, Allina Health Series CC-1, Rev., VRDO, LOC : Wells Fargo Bank NA, 2.75%, 3/9/2023 (c)	1,625	1,625
City of Wayzata, Folkestone Senior Living Community
Rev., 3.00%, 8/1/2023	100	99
Rev., 3.00%, 8/1/2024	100	98
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Minnesota — continued
Duluth Economic Development Authority, Benedictine Health System
Series 2021A, Rev., 3.00%, 7/1/2023	210	209
Series 2021A, Rev., 3.00%, 7/1/2024	100	98
Series 2021A, Rev., 3.00%, 7/1/2025	100	96
Series 2021A, Rev., 3.00%, 7/1/2026	180	171
Duluth Housing and Redevelopment Authority, Duluth Public Schools Academy Project Series 2018-A, Rev., 3.88%, 11/1/2023	325	324
Minnesota Higher Education Facilities Authority, College of St. Scholastica, Inc. Rev., 3.00%, 12/1/2023	100	99
Total Minnesota		9,179
Mississippi — 1.3%
City of Tupelo GO, 4.00%, 12/1/2023	315	317
County of Jackson, Port Facility, Chevron USA, Inc., Project Rev., VRDO, 2.55%, 3/1/2023 (c)	20,000	20,000
County of Warren, Gulf Opportunity Zone, International Paper Co. Project
Series 2020A, Rev., 1.37%, 6/16/2025 (c)	1,750	1,623
Series 2020C, Rev., 1.37%, 6/16/2025 (c)	1,500	1,391
Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc., Project Series B, Rev., VRDO, 3.35%, 3/7/2023 (c)	7,000	7,000
Mississippi Hospital Equipment and Facilities Authority, Forrest County General Hospital Refunding Project Series B, Rev., 5.00%, 1/1/2024	370	374
Total Mississippi		30,705
Missouri — 0.6%
City of St. Peters
COP, 4.00%, 5/1/2023	625	626
COP, 4.00%, 5/1/2024	650	655
COP, 4.00%, 5/1/2025	425	431
County of Greene, Special Obligation
Rev., 4.00%, 12/1/2023	520	523
Rev., 4.00%, 12/1/2024	540	547
Greene County Reorganized School District No. R-8 Series 2019B, GO, 3.00%, 3/1/2023	595	595
Health and Educational Facilities Authority of the State of Missouri, BJC Health System Series C, Rev., VRDO, LIQ : BJC Health System, 3.40%, 3/7/2023 (c)	1,185	1,185
Nixa Public Schools Series 2019B, GO, 5.00%, 3/1/2023	200	200
SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Missouri — continued
St. Louis County Special School District
COP, 4.00%, 4/1/2023	410	410
COP, 4.00%, 4/1/2024	605	609
Tender Option Bond Trust Receipts/Certificates Series 2018-XG0176, Rev., VRDO, LIQ : Royal Bank of Canada, 2.93%, 3/9/2023 (c) (e)	8,200	8,200
Total Missouri		13,981
Montana — 0.1%
Montana State Board of Regents, Montana State University Series F, Rev., (SIFMA Municipal Swap Index Yield + 0.45%), 3.25%, 3/9/2023 (b)	2,760	2,760
Nebraska — 0.3%
County of Saunders
GO, 3.00%, 11/1/2023	325	324
GO, 3.00%, 11/1/2024	415	413
County of Washington, Wastewater and Solid Waste Disposal Facilities, Cargill Incorporated Projects Rev., AMT, 0.90%, 9/1/2025 (c)	6,800	6,391
Total Nebraska		7,128
Nevada — 0.1%
Carson City Nevada Hospital Rev., 5.00%, 9/1/2027	610	642
City of Sparks, Senior Sales Tax Series 2019A, Rev., 2.50%, 6/15/2024 (e)	270	263
Clark County School District, Limited Tax Series C, GO, 5.00%, 6/15/2023	2,000	2,010
Total Nevada		2,915
New Hampshire — 1.0%
New Hampshire Business Finance Authority, Waste Management, Inc., Project Series 2018A, Rev., AMT, (SIFMA Municipal Swap Index Yield + 0.38%), 3.18%, 3/9/2023 (b)	24,500	23,851
New Jersey — 4.6%
Atlantic County Improvement Authority (The), Atlantic City Campus Phase II Project
Series 2021A, Rev., AGM, 5.00%, 7/1/2024	75	76
Series 2021A, Rev., AGM, 5.00%, 7/1/2025	100	103
Series 2021A, Rev., AGM, 5.00%, 7/1/2026	100	105
City of Newark
Series 2020A, GO, AGM, 5.00%, 10/1/2023	1,000	1,010
Series 2020B, GO, AGM, 5.00%, 10/1/2023	525	530
Series 2020A, GO, AGM, 5.00%, 10/1/2024	1,000	1,026
Series 2020B, GO, AGM, 5.00%, 10/1/2024	650	667
Series 2020A, GO, AGM, 5.00%, 10/1/2025	850	886
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New Jersey — continued
Series 2020B, GO, AGM, 5.00%, 10/1/2025	595	620
Series 2020A, GO, AGM, 5.00%, 10/1/2026	750	795
New Brunswick Parking Authority, Tax-Exempt
Series 2020B, Rev., GTD, 5.00%, 9/1/2023	335	338
Series 2020B, Rev., GTD, 5.00%, 9/1/2024	425	436
Series 2020B, Rev., GTD, 5.00%, 9/1/2025	425	443
Series 2020A, Rev., GTD, 5.00%, 9/1/2026	500	531
New Jersey Economic Development Authority, School Facilities Construction
Series 2021QQQ, Rev., 5.00%, 6/15/2023	110	111
Series 2021QQQ, Rev., 5.00%, 6/15/2024	300	305
Series 2021QQQ, Rev., 5.00%, 6/15/2025	550	567
Series 2021QQQ, Rev., 5.00%, 6/15/2026	555	582
New Jersey Health Care Facilities Financing Authority, Barnabas Health Obligated Group Series 2021A, Rev., 5.00%, 7/1/2023	6,810	6,848
New Jersey Health Care Facilities Financing Authority, Virtual Health, Inc. Series D, Rev., VRDO, LOC : TD Bank NA, 2.20%, 3/9/2023 (c)	5,000	5,000
New Jersey Transportation Trust Fund Authority, Transportation System Series 2021A, Rev., 5.00%, 6/15/2025	2,750	2,834
New Jersey Turnpike Authority Series D, Rev., 5.00%, 1/1/2028	7,000	7,435
Passaic County Improvement Authority (The), City of Paterson Project Rev., GTD, 5.00%, 8/15/2026	350	374
Passaic Valley Sewerage Commission, Sewer System Series J, Rev., AGM, 3.00%, 12/1/2025	1,825	1,818
State of New Jersey, COVID-19 Emergency Bonds
GO, 4.00%, 6/1/2023	21,380	21,419
GO, 5.00%, 6/1/2024	37,550	38,360
GO, 5.00%, 6/1/2025	12,670	13,187
Total New Jersey		106,406
New Mexico — 0.0% ^
New Mexico Hospital Equipment Loan Council, Haverland Carter Lifestyle Group - La Vida Llena Expansion Project Series C, Rev., 2.25%, 7/1/2023	1,125	1,113
New York — 9.9%
Battery Park City Authority
Series 2019D-1, Rev., VRDO, LIQ : TD Bank NA, 3.40%, 3/7/2023 (c)	14,560	14,560
Series 2019D-2, Rev., VRDO, LIQ : TD Bank NA, 3.40%, 3/7/2023 (c)	3,645	3,645
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	141

JPMorgan Ultra-Short Municipal Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
Broome County Local Development Corp., United Health Services Hospitals, Inc., Project
Rev., AGM, 5.00%, 4/1/2024	500	508
Rev., AGM, 5.00%, 4/1/2025	500	512
Rev., AGM, 5.00%, 4/1/2026	500	520
City of Jamestown, Public Improvement
GO, 5.00%, 6/1/2023	525	527
GO, 5.00%, 6/1/2024	545	557
City of New York, Fiscal Year 2012 Series A, Subseries A-4, GO, VRDO, LOC : Bank of Tokyo-Mitsubishi UFJ Ltd., 2.75%, 3/9/2023 (c)	2,300	2,300
City of New York, Fiscal Year 2018 Series B, Subseries B-5, GO, VRDO, LIQ : Barclays Bank plc, 2.60%, 3/1/2023 (c)	40,280	40,280
City of New York, Fiscal Year 2019 Series 2019A, GO, 5.00%, 8/1/2024	10,000	10,263
City of New York, Fiscal Year 2021 Series A, Subseries A-1, GO, 5.00%, 8/1/2024	15,000	15,395
Floral Park-Bellerose Union Free School District
GO, 5.00%, 12/1/2023	495	502
GO, 5.00%, 12/1/2024	525	542
GO, 5.00%, 12/1/2025	550	580
Hempstead Town Local Development Corp., Adelphi University Project Rev., 4.00%, 2/1/2024	200	201
Long Island Power Authority, Electric System
Rev., 1.00%, 9/1/2025	25,000	23,082
Series 2020A, Rev., 5.00%, 9/1/2026	680	728
Metropolitan Transportation Authority Series 2002G-1F, Rev., (SOFR + 0.43%), 3.48%, 11/1/2026 (b)	1,330	1,319
New York City Industrial Development Agency, Queens Baseball Stadium Project
Series 2021A, Rev., AGM, 5.00%, 1/1/2024	1,000	1,012
Series 2021A, Rev., AGM, 5.00%, 1/1/2025	2,000	2,053
Series 2021A, Rev., AGM, 5.00%, 1/1/2026	1,000	1,044
Series 2021A, Rev., AGM, 5.00%, 1/1/2027	1,000	1,061
New York City Municipal Water Finance Authority, Second General Resolution
Series DD-1, Rev., VRDO, LIQ : TD Bank NA, 2.45%, 3/1/2023 (c)	11,200	11,200
Series BB-1A, Rev., VRDO, LIQ : State Street Bank & Trust Co., 2.05%, 3/3/2023 (c)	14,600	14,600
New York City Municipal Water Finance Authority, Second General Resolution, Fiscal Year 2019 Series BB, Rev., VRDO, LIQ : TD Bank NA, 3.40%, 3/7/2023 (c)	23,200	23,200
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued
New York City Water and Sewer System, Fiscal Year 2003 Subseries F1B, Rev., VRDO, LIQ : US Bank NA, 2.80%, 3/9/2023 (c)	150	150
New York City Water and Sewer System, Second General Resolution, Fiscal Year 2015 Series 2015BB-3, Rev., VRDO, LIQ : Sumitomo Mitsui Banking Corp., 2.79%, 3/9/2023 (c)	5,680	5,680
New York State Dormitory Authority, Fordham University Rev., 5.00%, 7/1/2023	920	925
New York State Dormitory Authority, St. John's University Series 2021A, Rev., 5.00%, 7/1/2025	750	777
New York State Dormitory Authority, State Sales Tax Series 2018C, Rev., 5.00%, 3/15/2025 (d)	400	416
New York Transportation Development Corp., Terminal 4 John F. Kennedy International Airport Project, Tax-Exempt
Series 2020C, Rev., 5.00%, 12/1/2023	800	809
Series 2020C, Rev., 5.00%, 12/1/2024	800	820
Series 2020C, Rev., 5.00%, 12/1/2025	500	520
Series 2020C, Rev., 5.00%, 12/1/2026	750	786
Sales Tax Asset Receivable Corp., Fiscal Year 2015 Series A, Rev., 4.00%, 10/15/2024 (d)	19,035	19,317
Town of Oyster Bay, Public Improvement
GO, 4.00%, 11/1/2023	1,000	1,006
GO, 4.00%, 11/1/2024	950	962
GO, 4.00%, 11/1/2025	495	508
Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels
Series 2021A, Rev., BAN, 5.00%, 11/1/2025	10,000	10,511
Series 2021A-2, Rev., 2.00%, 5/15/2026 (c)	16,000	15,186
West Genesee Central School District Series 2022B, GO, BAN, 4.00%, 7/21/2023	3,904	3,908
Total New York		232,472
North Carolina — 3.2%
City of Raleigh, Downtown Improvement Projects Series 2005-B-1, COP, VRDO, LIQ : PNC Bank NA, 3.51%, 3/7/2023 (c)	19,500	19,500
City of Raleigh, Limited Obligation Series 2016A, Rev., VRDO, LIQ : PNC Bank NA, 2.97%, 3/9/2023 (c)	7,315	7,315
Columbus County Industrial Facilities and Pollution Control Financing Authority, International Paper Co. Project
Series 2019A, Rev., 2.00%, 10/1/2024 (c)	825	791
Series 2019B, Rev., 2.00%, 10/1/2024 (c)	825	791
SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
North Carolina — continued
Series 2020A, Rev., 1.37%, 6/16/2025 (c)	1,780	1,651
County of Harnett, Limited Obligation
Rev., 4.00%, 12/1/2023	1,650	1,659
Rev., 4.00%, 12/1/2024	1,000	1,014
Rev., 5.00%, 12/1/2025	1,000	1,051
County of Orange, Limited Obligation
Series 2021A, Rev., 5.00%, 11/15/2023	630	638
Series 2021A, Rev., 5.00%, 11/15/2024	350	361
Series 2021A, Rev., 5.00%, 11/15/2025	250	263
North Carolina Turnpike Authority, Triangle Expressway System Series NTS2020, Rev., BAN, 5.00%, 2/1/2024 (d)	39,700	40,263
Total North Carolina		75,297
Ohio — 4.5%
City of Akron, Various Purpose Series 2020, GO, 2.00%, 12/1/2023	485	478
City of Lorain, Limited Tax
Series 2020A, GO, 4.00%, 12/1/2023	300	301
Series 2020A, GO, 4.00%, 12/1/2024	250	253
Cleveland-Cuyahoga County Port Authority, The Cleveland Museum of Natural History Project
Rev., 5.00%, 7/1/2025	100	104
Rev., 5.00%, 7/1/2026	125	132
County of Franklin, Hospital Facilities, OhioHealth Corp. Series 2011C, Rev., VRDO, 2.70%, 3/9/2023 (c)	175	175
County of Franklin, Ohio Hospital Facilities Series 2009A, Rev., VRDO, LIQ : Barclays Bank plc, 3.35%, 3/7/2023 (c)	20,000	20,000
County of Ross, Adena Health System Obligated Group Project Rev., 5.00%, 12/1/2023	490	495
Euclid City School District
COP, 4.00%, 12/1/2023	70	70
COP, 4.00%, 12/1/2024	180	182
Ohio Water Development Authority, Water Pollution Control Loan Fund Series 2016A, Rev., VRDO, LIQ : TD Bank NA, 2.68%, 3/9/2023 (c)	73,645	73,645
State of Ohio, University Hospitals Health System, Inc. Series A, Rev., VRDO, 3.02%, 3/9/2023 (c)	8,250	8,250
Total Ohio		104,085
Oklahoma — 0.3%
Bryan County School Finance Authority, Durant Public Schools Project
Rev., 4.00%, 12/1/2023	155	156
Rev., 4.00%, 12/1/2024	165	167
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oklahoma — continued
Canadian County Educational Facilities Authority, Mustang Public Schools Project Rev., 3.00%, 9/1/2023	1,000	998
Cleveland County Educational Facilities Authority, Lexington Public Schools Project Rev., 4.00%, 9/1/2023	270	271
Custer County Economic Development Authority, Thomas Fay Public Schools Rev., 4.00%, 12/1/2023	450	451
Elk City Industrial Authority, Sales Tax Rev., 2.00%, 5/1/2023	105	105
Ellis County Educational Facilities Authority, Fargo-Gage Public Schools Project Rev., 3.00%, 3/1/2023	730	730
Garvin County Educational Facilities Authority, Pernell Public Schools Project
Rev., 4.00%, 9/1/2023	110	110
Rev., 4.00%, 9/1/2024	160	161
Grady County School Finance Authority, Educational Facilities Lease, Tuttle Public Schools Project
Rev., 4.00%, 9/1/2023	300	301
Rev., 4.00%, 9/1/2024	245	246
Kingfisher County Educational Facilities Authority, Lomega Public Schools Project
Rev., 3.00%, 3/1/2023	385	385
Rev., 3.00%, 3/1/2024	270	269
Muskogee Industrial Trust, Muskogee Public Schools Project Rev., 5.00%, 9/1/2023	900	905
Pittsburg County Educational Facilities Authority, McAlester Public Schools Project
Rev., 4.00%, 12/1/2024	250	252
Rev., 4.00%, 12/1/2026	250	256
Tulsa County Industrial Authority, Sand Springs Public Schools Project
Rev., 4.00%, 9/1/2023	175	176
Rev., 4.00%, 9/1/2024	435	438
Wagoner County School Development Authority, Wagoner Public Schools Project Rev., 4.00%, 9/1/2023	525	527
Total Oklahoma		6,904
Oregon — 0.7%
County of Yamhill, Linfield University Project
Series A, Rev., 4.00%, 10/1/2023	435	435
Series A, Rev., 4.00%, 10/1/2024	425	425
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	143

JPMorgan Ultra-Short Municipal Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Oregon — continued
Oregon State Facilities Authority, Linfield College Project Series 2015A, Rev., 5.00%, 10/1/2025 (d)	1,000	1,042
Port of Portland, International Airport Series 28, Rev., AMT, 5.00%, 7/1/2026	5,240	5,431
State of Oregon, Housing and Community Services Department Series 2021BB, Rev., 0.47%, 12/1/2023 (c)	8,500	8,197
Yamhill County Hospital Authority, Friendsview, Tax Exempt
Series 2021B-3, Rev., 1.75%, 11/15/2026	285	262
Series 2021B-2, Rev., 2.13%, 11/15/2027	500	443
Total Oregon		16,235
Pennsylvania — 8.9%
Allegheny County Sanitary Authority, Sewer
Series 2020A, Rev., 4.00%, 6/1/2024	300	303
Series 2020A, Rev., 4.00%, 6/1/2025	150	153
Series 2020B, Rev., 4.00%, 6/1/2025	210	214
Series 2020A, Rev., 5.00%, 6/1/2026	425	452
Allentown Neighborhood Improvement Zone Development Authority, City Center Project Rev., 5.00%, 5/1/2023 (e)	100	100
Ambridge Borough Water Authority Rev., 4.00%, 11/15/2023	175	176
Apollo-Ridge School District
Series 2019A, GO, 4.00%, 9/1/2023	385	386
Series 2019A, GO, 4.00%, 9/1/2024	450	454
Armstrong School District
Series 2019A, GO, 3.00%, 3/15/2023	240	240
Series B, GO, 3.00%, 3/15/2023	400	400
Berks County Municipal Authority (The), Tower Health Project
Series 2020A, Rev., 5.00%, 2/1/2024	425	413
Series 2020A, Rev., 5.00%, 2/1/2025	600	571
Series 2020A, Rev., 5.00%, 2/1/2026	1,015	941
Big Beaver Falls Area School District, Unlimited Tax GO, 5.00%, 3/15/2023	1,200	1,201
Burgettstown Area School District Series 2019A, GO, 4.00%, 3/15/2023	200	200
Carmichaels Area School District, Limited Tax GO, 4.00%, 9/1/2023	150	151
Charleroi Borough Authority Water System Rev., AGM, 4.00%, 12/1/2023	225	226
Chester County Health and Education Facilities Authority, Main Line Health System
Series 2020A, Rev., 3.00%, 9/1/2023	230	230
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pennsylvania — continued
Series 2020A, Rev., 3.00%, 9/1/2024	215	214
Series 2020A, Rev., 5.00%, 9/1/2025	250	260
City of Altoona, Guaranteed Sewer GO, AGM, 5.00%, 12/1/2023	300	304
City of Lebanon Authority Rev., 4.00%, 12/15/2023	360	362
City of Philadelphia, Airport System
Series 2020A, Rev., 5.00%, 7/1/2024	1,480	1,511
Series 2020A, Rev., 5.00%, 7/1/2025	1,550	1,612
City of Philadelphia, Water and Wastewater Series A, Rev., 5.00%, 7/1/2024 (d)	48,780	49,991
City of Pittsburgh Series 2020A, GO, 5.00%, 9/1/2026	300	320
Connellsville Area School District Series 2019A, GO, AGM, 2.00%, 5/15/2023	70	70
County of Armstrong
GO, AGM, 4.00%, 6/1/2023	225	225
Series 2019A, GO, 5.00%, 6/1/2023	225	226
GO, AGM, 4.00%, 6/1/2024	230	232
GO, AGM, 4.00%, 6/1/2025	240	244
County of Indiana
GO, 2.00%, 12/15/2023	260	256
GO, 3.00%, 12/15/2024	430	427
GO, 3.00%, 12/15/2025	250	248
GO, 3.00%, 12/15/2026	435	432
County of Lackawanna
Series 2020A, GO, 4.00%, 3/15/2023	200	200
Series 2020B, GO, 4.00%, 9/1/2023	305	306
Series 2020A, GO, 4.00%, 3/15/2024	300	302
Series 2020B, GO, 4.00%, 9/1/2024	680	686
Series 2020A, GO, 4.00%, 3/15/2025	300	304
Series 2020B, GO, 4.00%, 9/1/2025	685	698
Series 2020B, GO, 4.00%, 9/1/2026	1,445	1,487
County of Somerset
GO, 2.00%, 10/1/2023	335	331
GO, 2.00%, 10/1/2024	300	291
Dallas School District
GO, AGM, 5.00%, 10/15/2023	175	177
GO, AGM, 5.00%, 10/15/2024	325	333
General Authority of Southcentral Pennsylvania, Wellspan Health Obligated Group Series 2014A, Rev., 5.00%, 6/1/2024 (d)	19,000	19,405
Iroquois School District GO, 4.00%, 10/1/2023	200	201
Lycoming County Water and Sewer Authority Rev., AGM, 4.00%, 11/15/2023	150	151
SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Pennsylvania — continued
Mars Area School District Series 2019B, GO, AGM, 5.00%, 9/1/2023	115	116
Middletown Township Sewer Authority Series 2019 16, Rev., GTD, 4.00%, 10/1/2023	210	211
Montgomery County Higher Education and Health Authority, Arcadia University
Rev., 5.00%, 4/1/2023	300	300
Rev., 5.00%, 4/1/2024	300	302
Rev., 5.00%, 4/1/2025	250	254
Rev., 5.00%, 4/1/2026	165	169
Montour School District GO, 3.00%, 10/1/2023	200	200
Muncy School District GO, 4.00%, 5/15/2023	345	346
Municipality of Penn Hills Series 2019A, GO, 3.00%, 12/1/2023	305	304
Neshannock Township School District Series 2019AA, GO, 4.00%, 9/1/2023	200	201
New Castle Area School District
GO, 3.00%, 3/1/2023	1,000	1,000
GO, 4.00%, 3/1/2024	240	241
Northeast Bradford School District GO, AGM, 3.00%, 6/1/2023	330	330
Penn Hills School District
GO, 4.00%, 10/1/2023	1,790	1,796
GO, 4.00%, 10/1/2024	1,855	1,869
Pennsylvania Economic Development Financing Authority, Waste Management, Inc., Project Series 2017A, Rev., AMT, 0.58%, 8/1/2024 (c)	5,500	5,222
Pennsylvania Turnpike Commission
Series 2018A-1, Rev., (SIFMA Municipal Swap Index Yield + 0.60%), 3.40%, 3/9/2023 (b)	18,000	18,011
Series 2019A, Rev., 5.00%, 12/1/2023	1,000	1,012
Series 2020B, Rev., 5.00%, 12/1/2023	425	430
Series 2020B, Rev., 5.00%, 12/1/2024	450	463
Series 2020B, Rev., 5.00%, 12/1/2025	325	342
Series 2020B, Rev., 5.00%, 12/1/2026	400	429
Philadelphia Gas Works Co., 1998 General Ordinance Series A-2, Rev., VRDO, LOC : TD Bank NA, 3.40%, 3/7/2023 (c)	20,300	20,300
Pittsburgh School District GO, 5.00%, 9/1/2023	1,810	1,826
Punxsutawney Area School District
Series 2020A, GO, AGM, 5.00%, 10/15/2023	250	253
Series 2020A, GO, AGM, 5.00%, 10/15/2024	150	154
School District of Philadelphia (The) Series 2019A, GO, 5.00%, 9/1/2023	1,050	1,058
School District of the City of Erie (The), Limited Tax Series 2019B, GO, AGM, 5.00%, 4/1/2023	315	315
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pennsylvania — continued
Selinsgrove Area School District
Series 2019A, GO, 2.00%, 3/1/2023	5	5
Series B, GO, 3.00%, 3/1/2023	95	95
Series 2019A, GO, 2.00%, 9/1/2023	585	579
Southeastern Pennsylvania Transportation Authority
Rev., 5.00%, 6/1/2023	750	753
Rev., 5.00%, 6/1/2024	755	771
Rev., 5.00%, 6/1/2025	1,250	1,300
Rev., 5.00%, 6/1/2026	750	796
Spring-Benner-Walker Joint Authority Series 2020A, Rev., 4.00%, 9/1/2024	440	444
Steel Valley School District, Allegheny County, Pennsylvania Unlimited Tax Series 2019B, GO, 4.00%, 11/1/2023	250	251
Steelton-Highspire School District, Limited Tax GO, 4.00%, 11/15/2023	85	85
Township of Butler
GO, 5.00%, 10/1/2023	260	262
GO, 5.00%, 10/1/2024	275	282
Township of East Coventry
GO, 3.00%, 12/1/2025	345	340
GO, 3.00%, 12/1/2026	275	270
Township of Radnor GO, 3.00%, 6/15/2024	145	144
Uniontown Area School District
GO, 2.00%, 10/1/2023	530	524
GO, 3.00%, 10/1/2024	900	894
University of Pittsburgh of the Commonwealth System of Higher Education Series 2019, Rev., (SIFMA Municipal Swap Index Yield + 0.36%), 3.16%, 3/9/2023 (b)	52,000	51,937
Upper Allegheny Joint Sanitary Authority Series 2019A, Rev., AGM, 4.00%, 9/1/2023	215	216
Waynesboro Area School District, Franklin County GO, 5.00%, 10/1/2023	320	323
Wilkes-Barre Area School District GO, 5.00%, 4/15/2023	115	115
Wyalusing Area School District
GO, 3.00%, 4/1/2023	200	200
GO, AGM, 4.00%, 4/1/2023	400	400
GO, 3.00%, 4/1/2024	185	185
GO, 3.00%, 4/1/2025	200	197
GO, 3.00%, 4/1/2026	300	295
Total Pennsylvania		207,734
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	145

JPMorgan Ultra-Short Municipal Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Rhode Island — 0.7%
City of Pawtucket
Series 2019D, GO, AGM, 3.00%, 7/15/2023	70	70
Series 2019C, GO, AGM, 4.00%, 7/15/2023	380	381
Rhode Island Health and Educational Building Corp., Lifespan Obligated Group Rev., 5.00%, 5/15/2023	2,250	2,253
Rhode Island Health and Educational Building Corp., Public School Financing Program Series 2021F, Rev., 4.00%, 5/15/2024	1,790	1,807
Rhode Island Industrial Facilities Corp., Marine Terminal, ExxonMobil Project Rev., VRDO, 2.55%, 3/1/2023 (c)	12,105	12,105
Rhode Island Turnpike and Bridge Authority, Motor Fuel Tax Series 2019A, Rev., 5.00%, 10/1/2023	125	126
Total Rhode Island		16,742
South Carolina — 0.2%
Charleston County School District GO, SCSDE, 5.00%, 3/1/2024	3,000	3,055
Chester Sewer District, Wastewater System Improvement Rev., 4.00%, 6/1/2023	75	75
South Carolina Jobs-Economic Development Authority, Lowcountry Leadership Charter School Project Series 2019A, Rev., 2.38%, 12/1/2024 (e)	405	387
South Carolina Jobs-Economic Development Authority, Woodlands at Furman Project Series 2020A, Rev., 4.00%, 11/15/2023	130	129
Total South Carolina		3,646
Tennessee — 2.2%
Chattanooga Health Educational and Housing Facility Board, Battery Heights Apartment, MultiFamily Housing Rev., 0.20%, 8/1/2023 (c)	2,000	1,963
City of Memphis, General Improvement Series 2020A, GO, 5.00%, 12/1/2024	2,245	2,319
County of Hamilton Series 2020B, GO, 5.00%, 3/1/2024	3,355	3,417
Knox County Health Educational and Housing Facility Board, University Health System, Inc. Rev., 5.00%, 4/1/2025	1,000	1,020
Knoxville's Community Development Corp., Austin Homes 1B Apartments Project Rev., 0.22%, 10/1/2023 (c)	4,500	4,378
Memphis-Shelby County Airport Authority
Series 2021C, Rev., AMT, 5.00%, 7/1/2023	645	647
Series 2021C, Rev., AMT, 5.00%, 7/1/2024	850	861
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Tennessee — continued
Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Trevecca Nazarene University Project Rev., 3.00%, 10/1/2024	220	214
Metropolitan Government Nashville and Davidson County Industrial Development Board, Waste Management, Inc. of Tennessee Project Rev., 0.58%, 8/1/2024 (c)	1,150	1,092
Metropolitan Government Nashville and Davidson County, Health and Educational Facilities Board, Shelby House Apartments Project Series 2021B, Rev., 1.25%, 12/1/2024 (c)	5,655	5,378
Metropolitan Government of Nashville and Davidson County Series 2021A, GO, 5.00%, 7/1/2026	600	639
Shelby County Health Educational and Housing Facilities Board, The Farms at Bailey Station Project Series 2019B-1, Rev., 4.00%, 12/1/2026	10,000	9,331
Tennessee Energy Acquisition Corp., Commodity Project
Series 2021A, Rev., 5.00%, 11/1/2023	250	251
Series 2021A, Rev., 5.00%, 11/1/2024	250	253
Series 2021A, Rev., 5.00%, 11/1/2025	290	296
Series 2021A, Rev., 5.00%, 11/1/2026	350	361
Series 2021A, Rev., 5.00%, 11/1/2027	1,000	1,040
Tennessee Energy Acquisition Corp., Gas Project Series 2017A, Rev., 4.00%, 5/1/2023 (c)	17,045	17,065
Total Tennessee		50,525
Texas — 8.1%
Arlington Higher Education Finance Corp., Trinity Basin Preparatory, Inc. Rev., PSF-GTD, 3.00%, 8/15/2023	655	654
Austin Community College District Public Facility Corp., Lease, Highland Campus Parking Garage Project
Series 2018C, Rev., 5.00%, 8/1/2024	200	205
Series 2018C, Rev., 5.00%, 8/1/2025	200	209
Avery Ranch Road District No. 1, Unlimited Tax GO, 3.00%, 8/15/2023	810	809
Big Oaks Municipal Utility District, Waterworks and Sewer System, Unlimited Tax GO, AGM, 3.00%, 3/1/2023	905	905
Bridgestone Municipal Utility District, Unlimited Tax Series 2019A, GO, AGM, 3.00%, 5/1/2023	85	85
Brushy Creek Municipal Utility District, Unlimited Tax GO, 3.00%, 6/1/2023	250	250
SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Texas — continued
Capital Area Housing Finance Corp., Multi-Family Housing, Grand Avenue Flats Ltd. Rev., 0.29%, 8/1/2024 (c)	11,100	10,435
Capital Area Housing Finance Corp., Variable Lockhart Farms Apartments Rev., 0.70%, 6/1/2024 (c)	3,000	2,855
Central Texas Regional Mobility Authority, Subordinated Lien Series 2020F, Rev., BAN, 5.00%, 1/1/2025	6,430	6,533
City of EI Paso, Combination Tax
GO, 5.00%, 8/15/2023	515	519
GO, 5.00%, 8/15/2024	700	718
City of El Paso Series 2020A, GO, 5.00%, 8/15/2024	275	282
City of Fort Worth, General Purpose, Tarrant Denton Parker Johnson, General Purpose GO, 5.00%, 3/1/2023	2,550	2,550
City of Houston Series 2004B-4, Rev., VRDO, LOC : PNC Bank NA, 2.82%, 3/9/2023 (c)	11,500	11,500
City of Houston, Airport System, Subordinate Lien
Series 2021A, Rev., AMT, 5.00%, 7/1/2023	850	854
Series 2021A, Rev., AMT, 5.00%, 7/1/2024	500	509
Series 2021A, Rev., AMT, 5.00%, 7/1/2025	500	511
City of Houston, Combined Utility System, First Lien Series 2004B-6, Rev., VRDO, LOC : Sumitomo Mitsui Banking Corp., 3.15%, 3/7/2023 (c)	9,000	9,000
City of Irving, Hotel Occupancy, Occupancy Tax Rev., 5.00%, 8/15/2023	50	50
City of Kenedy, Combination Tax GO, 4.00%, 5/1/2023	125	125
City of Port Arthur, Combination Tax, Certificates of Obligation
Series 2020A, GO, AGM, 5.00%, 2/15/2024	380	386
Series 2020A, GO, AGM, 5.00%, 2/15/2025	400	413
City of Universal City, Improvement Bonds GO, 2.00%, 8/15/2023	230	228
County of Bexar, Tax Exempt Venue Project Rev., 5.00%, 8/15/2023	275	276
County of Kaufman, Limited Tax
Series 2020A, GO, 5.00%, 2/15/2024	125	127
Series 2020A, GO, 5.00%, 2/15/2025	130	134
County of Kaufman, Unlimited Tax
GO, 5.00%, 2/15/2024	210	213
GO, 5.00%, 2/15/2025	255	264
Cypress Hill Municipal Utility District No. 1, Unlimited Tax GO, 3.00%, 9/1/2023	270	269
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued
Florence Independent School District, Unlimited Tax
GO, PSF-GTD, 3.00%, 8/15/2026	230	226
GO, PSF-GTD, 3.00%, 8/15/2027	115	113
Fort Bend County Levee Improvement District No. 11, Unlimited Tax GO, AGM, 3.00%, 9/1/2023	400	399
Fort Bend County Municipal Utility District No. 116, Unlimited Tax GO, 3.00%, 9/1/2023	450	449
Galveston Public Facility Corp., The Oleanders at Broadway Rev., 0.47%, 8/1/2024 (c)	11,255	10,661
Grand Parkway Transportation Corp., System Toll Series 2013B, Rev., 5.00%, 10/1/2023 (d)	21,060	21,283
Greenhawe Water Control and Improvement District No. 2, Unlimited Tax GO, AGM, 3.00%, 9/1/2023	200	199
Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System
Series 2019C-2, Rev., (SIFMA Municipal Swap Index Yield + 0.57%), 3.37%, 3/9/2023 (b)	9,000	8,946
Series 2019A, Rev., 5.00%, 12/1/2023	2,230	2,254
Series 2020C-3, Rev., 5.00%, 12/1/2026 (c)	8,700	9,216
Harris County Fresh Water Supply District No. 61, Unlimited Tax
GO, AGM, 4.00%, 9/1/2023	445	446
GO, AGM, 3.00%, 9/1/2024	695	690
Harris County Municipal Utility District No. 096, Unlimited Tax GO, 2.00%, 9/1/2023	195	193
Harris County Municipal Utility District No. 152, Unlimited Tax GO, AGM, 3.00%, 8/1/2023	400	399
Harris County Municipal Utility District No. 157, Unlimited Tax GO, AGM, 3.00%, 3/1/2023	425	425
Harris County Municipal Utility District No. 276, Unlimited Tax GO, 3.00%, 9/1/2023	745	743
Harris County Municipal Utility District No. 281, Unlimited Tax GO, 2.00%, 9/1/2023	305	302
Harris County Municipal Utility District No. 374, Unlimited Tax GO, 3.00%, 9/1/2023	115	115
Harris County Municipal Utility District No. 391, Unlimited Tax GO, 3.00%, 9/1/2023	400	399
Harris County Municipal Utility District No. 419, Unlimited Tax GO, 3.00%, 9/1/2023	455	454
Harris County Water Control and Improvement District No. 119, Unlimited Tax GO, AGM, 3.00%, 10/1/2023	375	374
Hunters Glen Municipal Utility District, Waterworks and Sewer System Series 2019A, GO, AGM, 2.00%, 4/1/2023	595	594
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	147

JPMorgan Ultra-Short Municipal Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Texas — continued
Lytle Independent School District, Unlimited Tax GO, PSF-GTD, 4.00%, 2/15/2028	255	268
Matagorda County Navigation District No.1, Pollution Control, Central Power and Light Co. Project Rev., AMT, 0.90%, 9/1/2023 (c)	3,750	3,673
Mission Economic Development Corp., Waste Management, Inc., Project Rev., AMT, (SIFMA Municipal Swap Index Yield + 0.38%), 3.18%, 3/9/2023 (b)	10,000	9,735
Montgomery County Municipal Utility District No. 94, Unlimited Tax GO, 2.00%, 10/1/2023	185	183
New Hope Cultural Education Facilities Finance Corp., Morningside Ministries Project
Series 2020A, Rev., 2.20%, 1/1/2024	180	175
Series 2020A, Rev., 2.25%, 1/1/2025	315	298
North Texas Tollway Authority, First Tier Series A, Rev., 5.00%, 1/1/2025	530	531
Northwest Harris County Municipal Utility District No. 19, Unlimited Tax GO, AGM, 2.00%, 10/1/2023	105	104
Pecan Grove Municipal Utility District, Unlimited Tax
GO, AGM, 3.00%, 9/1/2023	345	344
GO, 4.00%, 9/1/2023	740	742
GO, AGM, 3.00%, 9/1/2024	600	596
Permanent University Fund - University of Texas System Series 2008-A, Rev., VRDO, 2.70%, 3/9/2023 (c)	5,000	5,000
Plano Public Facility Corp., K Avenue Lofts Rev., VRDO, 0.65%, 12/1/2024 (c)	9,500	9,500
Robstown Independent School District, Unlimited Tax GO, PSF-GTD, 3.00%, 2/15/2024	360	359
Sienna Municipal Utility District No. 3, Unlimited Tax GO, 2.00%, 3/1/2023	185	185
Socorro Independent School District, Unlimited Tax Series 2014A, GO, PSF-GTD, 5.00%, 8/15/2024 (d)	2,385	2,440
State of Texas, Veterans
Series 2011A, GO, VRDO, LIQ : State Street Bank & Trust Co., 3.50%, 3/7/2023 (c)	10,530	10,530
GO, VRDO, LIQ : Sumitomo Mitsui Banking Corp., 2.90%, 3/9/2023 (c)	14,185	14,185
State of Texas, Veterans Housing Assistance Program Series 2008 B, GO, VRDO, LIQ : State Street Bank & Trust Co., 3.50%, 3/7/2023 (c)	5,250	5,250
Town of Horizon City, Combination Tax GO, AGM, 4.00%, 8/15/2023	230	231
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued
Travis County Housing Finance Corp., Multi-Family Housing, Enclave on Ross Apartments Rev., 0.23%, 2/1/2024 (c)	10,000	9,591
Travis County Municipal Utility District No. 4, Unlimited Contract Tax Series 2019A, GO, AGM, 3.00%, 9/1/2023	650	648
Travis County Water Control and Improvement District No. 17, Texas Steiner Ranch Defined Area Unlimited Tax
GO, 3.00%, 5/1/2024	400	397
GO, 4.00%, 5/1/2025	300	305
GO, 4.00%, 5/1/2026	280	287
Upper Trinity Regional Water District, Regional Treated Water Supply System Rev., 4.00%, 8/1/2027	900	922
Wichita Falls Independent School District, Unlimited Tax GO, PSF-GTD, 4.00%, 2/1/2024	1,000	1,007
Total Texas		188,234
Utah — 0.1%
City of Salt Lake, International Airport
Series 2021A, Rev., AMT, 5.00%, 7/1/2023	300	301
Series 2021A, Rev., AMT, 5.00%, 7/1/2024	1,000	1,016
Series 2021A, Rev., AMT, 5.00%, 7/1/2025	1,325	1,357
Utah Charter School Finance Authority, Summit Academy Incorporated Series A, Rev., 5.00%, 4/15/2023	85	85
Utah Infrastructure Agency, Tax-Exempt Telecommunications
Rev., 3.00%, 10/15/2023	60	59
Rev., 3.00%, 10/15/2025	125	119
Total Utah		2,937
Virginia — 2.9%
Chesapeake Economic Development Authority, Virginia Electric and Power Co. Project Series 2008A, Rev., 1.90%, 6/1/2023 (c)	4,250	4,225
Chesapeake Hospital Authority, Regional Medical Center
Rev., 5.00%, 7/1/2023	925	929
Rev., 5.00%, 7/1/2024	885	900
County of Fairfax, Public Improvement Series 2021A, GO, 4.00%, 10/1/2023	2,740	2,754
Fairfax County Industrial Development Authority, Virginia Health Care, Inova Health System Project Series 2018C, Rev., VRDO, 2.78%, 3/9/2023 (c)	30,000	30,000
SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. Morgan Municipal Bond Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Virginia — continued
Loudoun County Economic Development Authority, Howard Hughes Medical Institute Series B, Rev., VRDO, 2.93%, 3/9/2023 (c)	1,100	1,100
Rockingham County Economic Development Authority, Sunnyside Presbyterian Home Series 2020A, Rev., 4.00%, 12/1/2023	100	100
Wise County Industrial Development Authority, Electric and Power Co. Project Series 2009A, Rev., 0.75%, 9/2/2025 (c)	22,765	20,676
York County Economic Development Authority, Electric and Power Co. Project Series 2009A, Rev., 1.90%, 6/1/2023 (c)	8,000	7,954
Total Virginia		68,638
Washington — 1.0%
Chelan County Public Utility District No.1 Series 2008B, Rev., VRDO, LIQ : Barclays Bank plc, 2.75%, 3/9/2023 (c)	2,350	2,350
King County Housing Authority, Highland Village Project Rev., 5.00%, 1/1/2024	120	122
King County School District No. 407 Riverview, Unlimited Tax GO, 4.00%, 12/1/2023	500	503
Washington Health Care Facilities Authority, Catholic Health Initiatives Series 2013B, Rev., (SIFMA Municipal Swap Index Yield + 1.40%), 4.20%, 3/9/2023 (b)	10,000	10,029
Washington Health Care Facilities Authority, Commonspirit Health Series B-1, Rev., 5.00%, 8/1/2024 (c)	11,000	11,156
Total Washington		24,160
West Virginia — 0.2%
Berkeley County Board of Education GO, 5.00%, 5/1/2025	360	374
West Virginia Economic Development Authority, Solid Waste Disposal Facilities, Appalachian Power Co. Amos Project Series 2011A, Rev., AMT, 1.00%, 9/1/2025 (c)	5,650	5,190
Total West Virginia		5,564
Wisconsin — 0.7%
Big Foot Union High School District GO, 4.00%, 3/1/2023	115	115
City of Milwaukee, Promissory Notes
Series 2015N2, GO, 4.00%, 3/15/2024	1,955	1,961
Series 2017N4, GO, 5.00%, 4/1/2024	3,045	3,087
City of Oak Creek GO, 3.00%, 4/1/2023	180	180
City of Racine Series 2019B, GO, 5.00%, 12/1/2023	125	127
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wisconsin — continued
City of Shawano, Promissory Notes GO, 3.00%, 4/1/2023	150	150
City of Watertown, Promissory Notes
GO, 3.00%, 6/1/2023	125	125
GO, 3.00%, 6/1/2024	425	423
City of Waukesha, Promissory Notes Series 2019C, GO, 3.00%, 10/1/2023	350	349
County of Manitowoc GO, AGM, 3.00%, 11/1/2023	150	149
County of Manitowoc, Promissory Notes
GO, AGM, 3.00%, 4/1/2023	895	895
GO, AGM, 4.00%, 4/1/2024	680	685
County of Rusk, Promissory Notes
GO, 3.00%, 3/1/2023	260	260
GO, 3.00%, 3/1/2024	270	269
Gale-Ettrick-Trempealeau School District GO, 2.00%, 4/1/2023	130	130
Lakeshore Technical College District
Series 2019A, GO, 3.00%, 3/1/2023	110	110
Series 2019A, GO, 3.00%, 3/1/2024	405	402
Pewaukee School District Series 2019A, GO, 5.00%, 3/1/2024	375	381
Poynette School District GO, 3.00%, 4/1/2023	265	265
Village of DeForest Series C, Rev., 3.00%, 5/1/2023	4,865	4,862
Village of Mount Pleasant, Promissory Notes Series 2019A, GO, 5.00%, 3/1/2023	380	380
Wisconsin Department of Transportation Series 2021A, Rev., 5.00%, 7/1/2024	1,250	1,281
Wisconsin Health and Educational Facilities Authority, Hmong American Peace Academy
Rev., 4.00%, 3/15/2023	120	120
Rev., 4.00%, 3/15/2024	120	119
Rev., 4.00%, 3/15/2025	125	123
Wittenberg Birnamwood School District GO, AGM, 4.00%, 3/1/2023	280	280
Total Wisconsin		17,228
Total Municipal Bonds (Cost $2,174,646)		2,129,163
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	149

JPMorgan Ultra-Short Municipal Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 6.6%
Investment Companies — 6.6%
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 2.93% (f) (g) (Cost $154,090)	154,071	154,102
Total Investments — 97.7% (Cost $2,328,736)		2,283,265
Other Assets Less Liabilities — 2.3%		53,496
NET ASSETS — 100.0%		2,336,761

Percentages indicated are based on net assets.

Abbreviations
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
COP	Certificate of Participation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
GTD	Guaranteed
LIQ	Liquidity Agreement
LOC	Letter of Credit
MTA	Metropolitan Transportation Authority
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
Rev.	Revenue
SCSDE	South Carolina School District Enhancement
SIFMA	The Securities Industry and Financial Markets Association
SOFR	Secured Overnight Financing Rate
VRDO	Variable Rate Demand Obligation

^	Amount rounds to less than 0.1% of net assets.
(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2023.
(c)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 28, 2023.

(d)	Security is prerefunded or escrowed to maturity.
(e)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(f)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(g)	The rate shown is the current yield as of February 28, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

150	J.P. Morgan Municipal Bond Funds	February 28, 2023

STATEMENTS OF ASSETS AND LIABILITIES
AS OF February 28, 2023
(Amounts in thousands, except per share amounts)

	JPMorgan California Tax Free Bond Fund	JPMorgan High Yield Municipal Fund	JPMorgan National Municipal Income Fund (formerly known as JPMorgan Intermediate Tax Free Bond Fund)
ASSETS:
Investments in non-affiliates, at value	$273,208	$300,442	$3,383,218
Investments in affiliates, at value	6,651	—	134,839
Cash	—	1,332	467
Deposits at broker for futures contracts	—	—	2,493
Deposits at broker for centrally cleared swaps	—	830	8,661
Receivables:
Investment securities sold	—	—	2,225
Investment securities sold — delayed delivery securities	—	105	—
Fund shares sold	38	211	1,599
Interest from non-affiliates	2,624	4,231	38,133
Dividends from affiliates	17	9	218
Total Assets	282,538	307,160	3,571,853
LIABILITIES:
Payables:
Investment securities purchased — delayed delivery securities	2,246	1,199	10,502
Fund shares redeemed	81	305	3,688
Variation margin on futures contracts	—	—	145
Variation margin on centrally cleared swaps	—	28	323
Accrued liabilities:
Investment advisory fees	37	65	601
Administration fees	2	10	64
Distribution fees	31	36	74
Service fees	3	12	79
Custodian and accounting fees	10	19	82
Trustees’ and Chief Compliance Officer’s fees	—	—	1
Other	32	104	65
Total Liabilities	2,442	1,778	15,624
Net Assets	$280,096	$305,382	$3,556,229
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	151

STATEMENTS OF ASSETS AND LIABILITIES
AS OF February 28, 2023 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan California Tax Free Bond Fund	JPMorgan High Yield Municipal Fund	JPMorgan National Municipal Income Fund (formerly known as JPMorgan Intermediate Tax Free Bond Fund)
NET ASSETS:
Paid-in-Capital	$298,856	$367,435	$3,733,501
Total distributable earnings (loss)	(18,760)	(62,053)	(177,272)
Total Net Assets	$280,096	$305,382	$3,556,229
Net Assets:
Class A	$104,073	$137,035	$350,327
Class C	17,015	16,029	10,327
Class I	47,695	138,881	678,857
Class R6	111,313	13,437	2,516,718
Total	$280,096	$305,382	$3,556,229
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	10,258	14,230	34,572
Class C	1,692	1,669	1,047
Class I	4,816	14,424	68,392
Class R6	11,242	1,396	253,545
Net Asset Value (a):
Class A — Redemption price per share	$10.15	$9.63	$10.13
Class C — Offering price per share (b)	10.06	9.61	9.86
Class I — Offering and redemption price per share	9.90	9.63	9.93
Class R6 — Offering and redemption price per share	9.90	9.63	9.93
Class A maximum sales charge	3.75%	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$10.55	$10.01	$10.52
Cost of investments in non-affiliates	$277,135	$344,377	$3,486,999
Cost of investments in affiliates	6,651	—	134,822
Net upfront payments on centrally cleared swaps	—	467	5,719

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

152	J.P. Morgan Municipal Bond Funds	February 28, 2023

	JPMorgan New York Tax Free Bond Fund	JPMorgan Short- Intermediate Municipal Bond Fund	JPMorgan Sustainable Municipal Income Fund
ASSETS:
Investments in non-affiliates, at value	$345,159	$997,770	$251,478
Investments in affiliates, at value	11,948	70,373	10,265
Cash	2,248	—	—
Deposits at broker for futures contracts	—	—	46
Deposits at broker for centrally cleared swaps	—	—	675
Receivables:
Investment securities sold	—	339	—
Investment securities sold — delayed delivery securities	—	190	380
Fund shares sold	6	583	21
Interest from non-affiliates	4,502	10,795	3,015
Dividends from affiliates	29	168	27
Variation margin on centrally cleared swaps	—	—	10
Total Assets	363,892	1,080,218	265,917
LIABILITIES:
Payables:
Due to custodian	—	338	—
Investment securities purchased	2,248	—	—
Investment securities purchased — delayed delivery securities	—	—	3,409
Fund shares redeemed	41	876	756
Variation margin on futures contracts	—	—	2
Accrued liabilities:
Investment advisory fees	58	104	32
Administration fees	10	1	1
Distribution fees	35	20	18
Service fees	6	37	14
Custodian and accounting fees	8	19	14
Other	36	75	17
Total Liabilities	2,442	1,470	4,263
Net Assets	$361,450	$1,078,748	$261,654
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	153

STATEMENTS OF ASSETS AND LIABILITIES
AS OF February 28, 2023 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan New York Tax Free Bond Fund	JPMorgan Short- Intermediate Municipal Bond Fund	JPMorgan Sustainable Municipal Income Fund
NET ASSETS:
Paid-in-Capital	$373,091	$1,150,670	$284,778
Total distributable earnings (loss)	(11,641)	(71,922)	(23,124)
Total Net Assets	$361,450	$1,078,748	$261,654
Net Assets:
Class A	$123,246	$95,647	$79,327
Class C	19,364	2,590	4,458
Class I	89,832	472,108	112,317
Class R6	129,008	508,403	65,552
Total	$361,450	$1,078,748	$261,654
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	19,363	9,544	8,906
Class C	3,042	256	506
Class I	14,040	46,834	12,712
Class R6	20,170	50,452	7,422
Net Asset Value (a):
Class A — Redemption price per share	$6.37	$10.02	$8.91
Class C — Offering price per share (b)	6.37	10.12	8.81
Class I — Offering and redemption price per share	6.40	10.08	8.84
Class R6 — Offering and redemption price per share	6.40	10.08	8.83
Class A maximum sales charge	3.75%	2.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$6.62	$10.25	$9.26
Cost of investments in non-affiliates	$349,130	$1,048,248	$266,800
Cost of investments in affiliates	11,948	70,371	10,265
Net upfront payments on centrally cleared swaps	—	—	405

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

154	J.P. Morgan Municipal Bond Funds	February 28, 2023

	JPMorgan Tax Free Bond Fund	JPMorgan Ultra-Short Municipal Fund
ASSETS:
Investments in non-affiliates, at value	$526,553	$2,129,163
Investments in affiliates, at value	13,912	154,102
Deposits at broker for futures contracts	454	—
Deposits at broker for centrally cleared swaps	1,349	—
Receivables:
Investment securities sold	124	46,485
Investment securities sold — delayed delivery securities	200	250
Fund shares sold	822	470
Interest from non-affiliates	6,366	13,794
Dividends from affiliates	29	259
Due from adviser	—	13
Total Assets	549,809	2,344,536
LIABILITIES:
Payables:
Due to custodian	58	—
Fund shares redeemed	993	6,595
Variation margin on futures contracts	17	—
Variation margin on centrally cleared swaps	46	—
Accrued liabilities:
Investment advisory fees	115	—
Administration fees	24	1
Distribution fees	54	51
Service fees	7	367
Custodian and accounting fees	19	42
Trustees’ and Chief Compliance Officer’s fees	—	—(a)
Other	69	719
Total Liabilities	1,402	7,775
Net Assets	$548,407	$2,336,761

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	155

STATEMENTS OF ASSETS AND LIABILITIES
AS OF February 28, 2023 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Tax Free Bond Fund	JPMorgan Ultra-Short Municipal Fund
NET ASSETS:
Paid-in-Capital	$618,889	$2,398,399
Total distributable earnings (loss)	(70,482)	(61,638)
Total Net Assets	$548,407	$2,336,761
Net Assets:
Class A	$254,468	$263,135
Class C	8,546	—
Class I	128,202	2,073,626
Class R6	157,191	—
Total	$548,407	$2,336,761
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	23,792	26,583
Class C	806	—
Class I	12,041	209,621
Class R6	14,770	—
Net Asset Value (a):
Class A — Redemption price per share	$10.70	$9.90
Class C — Offering price per share (b)	10.60	—
Class I — Offering and redemption price per share	10.65	9.89
Class R6 — Offering and redemption price per share	10.64	—
Class A maximum sales charge	3.75%	—%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$11.12	$—
Cost of investments in non-affiliates	$560,315	$2,174,646
Cost of investments in affiliates	13,909	154,090
Net upfront payments on centrally cleared swaps	807	—

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

156	J.P. Morgan Municipal Bond Funds	February 28, 2023

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED February 28, 2023
(Amounts in thousands)

	JPMorgan California Tax Free Bond Fund	JPMorgan High Yield Municipal Fund	JPMorgan National Municipal Income Fund (formerly known as JPMorgan Intermediate Tax Free Bond Fund)
INVESTMENT INCOME:
Interest income from non-affiliates	$8,254	$15,935	$124,581
Interest income from affiliates	—	1	—(a)
Dividend income from affiliates	79	97	1,166
Total investment income	8,333	16,033	125,747
EXPENSES:
Investment advisory fees	973	1,316	11,706
Administration fees	243	282	2,927
Distribution fees:
Class A	293	390	813
Class C	146	150	93
Service fees:
Class A	293	390	813
Class C	48	50	31
Class I	165	462	1,647
Custodian and accounting fees	73	153	674
Interest expense to affiliates	—	—	11
Professional fees	59	106	92
Trustees’ and Chief Compliance Officer’s fees	26	26	40
Printing and mailing costs	22	29	89
Registration and filing fees	54	13	156
Transfer agency fees (See Note 2.H.)	6	7	42
Other	17	21	98
Total expenses	2,418	3,395	19,232
Less fees waived	(663)	(979)	(5,660)
Less expense reimbursements	(74)	(92)	(2)
Net expenses	1,681	2,324	13,570
Net investment income (loss)	6,652	13,709	112,177

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	157

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED February 28, 2023 (continued)
(Amounts in thousands)
	JPMorgan California Tax Free Bond Fund	JPMorgan High Yield Municipal Fund	JPMorgan National Municipal Income Fund (formerly known as JPMorgan Intermediate Tax Free Bond Fund)
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(12,584)	$(16,546)	$(84,345)
Investments in affiliates	3	1	14
Futures contracts	1,492	—	19,571
Swaps	—	(142)	(1,427)
Net realized gain (loss)	(11,089)	(16,687)	(66,187)
Distribution of capital gains received from investment company affiliates	—(a)	—(a)	2
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(8,131)	(49,152)	(249,445)
Investments in affiliates	(2)	(1)	6
Futures contracts	—	—	1,647
Swaps	—	(787)	(9,422)
Change in net unrealized appreciation/depreciation	(8,133)	(49,940)	(257,214)
Net realized/unrealized gains (losses)	(19,222)	(66,627)	(323,399)
Change in net assets resulting from operations	$(12,570)	$(52,918)	$(211,222)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

158	J.P. Morgan Municipal Bond Funds	February 28, 2023

	JPMorgan New York Tax Free Bond Fund	JPMorgan Short- Intermediate Municipal Bond Fund	JPMorgan Sustainable Municipal Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$9,469	$24,427	$8,315
Interest income from affiliates	—	1	—(a)
Dividend income from non-affiliates	—	—	10
Dividend income from affiliates	174	847	198
Total investment income	9,643	25,275	8,523
EXPENSES:
Investment advisory fees	1,036	3,098	837
Administration fees	259	929	209
Distribution fees:
Class A	316	229	227
Class C	161	21	41
Service fees:
Class A	317	229	227
Class C	54	7	14
Class I	197	1,438	281
Custodian and accounting fees	57	165	112
Interest expense to affiliates	—	—(a)	—(a)
Professional fees	63	67	61
Trustees’ and Chief Compliance Officer’s fees	26	29	26
Printing and mailing costs	24	33	34
Registration and filing fees	51	157	64
Transfer agency fees (See Note 2.H.)	11	11	5
Other	18	35	19
Total expenses	2,590	6,448	2,157
Less fees waived	(613)	(3,238)	(711)
Less expense reimbursements	(28)	(3)	(2)
Net expenses	1,949	3,207	1,444
Net investment income (loss)	7,694	22,068	7,079

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	159

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED February 28, 2023 (continued)
(Amounts in thousands)
	JPMorgan New York Tax Free Bond Fund	JPMorgan Short- Intermediate Municipal Bond Fund	JPMorgan Sustainable Municipal Income Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(5,238)	$(10,739)	$(7,033)
Investments in affiliates	1	(24)	(1)
Futures contracts	270	—	250
Swaps	—	—	(99)
Net realized gain (loss)	(4,967)	(10,763)	(6,883)
Distribution of capital gains received from investment company affiliates	1	6	1
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(14,040)	(53,460)	(17,768)
Investments in affiliates	—(a)	(4)	(1)
Futures contracts	35	—	17
Swaps	—	—	(663)
Change in net unrealized appreciation/depreciation	(14,005)	(53,464)	(18,415)
Net realized/unrealized gains (losses)	(18,971)	(64,221)	(25,297)
Change in net assets resulting from operations	$(11,277)	$(42,153)	$(18,218)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

160	J.P. Morgan Municipal Bond Funds	February 28, 2023

	JPMorgan Tax Free Bond Fund	JPMorgan Ultra-Short Municipal Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$20,513	$36,163
Interest income from affiliates	—	1
Dividend income from affiliates	204	3,726
Total investment income	20,717	39,890
EXPENSES:
Investment advisory fees	1,698	4,602
Administration fees	425	2,301
Distribution fees:
Class A	668	418
Class C	73	—
Service fees:
Class A	668	418
Class C	24	—
Class I	371	7,253
Custodian and accounting fees	167	294
Interest expense to affiliates	—(a)	30
Professional fees	71	81
Trustees’ and Chief Compliance Officer’s fees	27	37
Printing and mailing costs	43	43
Registration and filing fees	76	458
Transfer agency fees (See Note 2.H.)	14	21
Other	28	48
Total expenses	4,353	16,004
Less fees waived	(1,220)	(8,338)
Less expense reimbursements	(2)	(2)
Net expenses	3,131	7,664
Net investment income (loss)	17,586	32,226

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	161

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED February 28, 2023 (continued)
(Amounts in thousands)
	JPMorgan Tax Free Bond Fund	JPMorgan Ultra-Short Municipal Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(28,431)	$(7,858)
Investments in affiliates	—(a)	(25)
Futures contracts	3,522	—
Swaps	(199)	—
Net realized gain (loss)	(25,108)	(7,883)
Distribution of capital gains received from investment company affiliates	1	8
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(52,581)	(24,994)
Investments in affiliates	(1)	14
Futures contracts	255	—
Swaps	(1,331)	—
Change in net unrealized appreciation/depreciation	(53,658)	(24,980)
Net realized/unrealized gains (losses)	(78,765)	(32,855)
Change in net assets resulting from operations	$(61,179)	$(629)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

162	J.P. Morgan Municipal Bond Funds	February 28, 2023

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan California Tax Free Bond Fund		JPMorgan High Yield Municipal Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,652	$6,228	$13,709	$14,959
Net realized gain (loss)	(11,089)	(895)	(16,687)	2,570
Distributions of capital gains received from investment company affiliates	—(a)	—(a)	—(a)	—(a)
Change in net unrealized appreciation/depreciation	(8,133)	(12,969)	(49,940)	(10,591)
Change in net assets resulting from operations	(12,570)	(7,636)	(52,918)	6,938
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(2,292)	(2,180)	(5,637)	(5,624)
Class C	(284)	(271)	(612)	(749)
Class I	(1,370)	(1,374)	(6,755)	(7,942)
Class R6	(2,704)	(2,437)	(583)	(638)
Total distributions to shareholders	(6,650)	(6,262)	(13,587)	(14,953)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(87,038)	(24,610)	(120,749)	10,900
NET ASSETS:
Change in net assets	(106,258)	(38,508)	(187,254)	2,885
Beginning of period	386,354	424,862	492,636	489,751
End of period	$280,096	$386,354	$305,382	$492,636

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	163

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan National Municipal Income Fund (formerly known as JPMorgan Intermediate Tax Free Bond Fund)		JPMorgan New York Tax Free Bond Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$112,177	$109,110	$7,694	$6,995
Net realized gain (loss)	(66,187)	9,836	(4,967)	(323)
Distributions of capital gains received from investment company affiliates	2	1	1	—(a)
Change in net unrealized appreciation/depreciation	(257,214)	(160,383)	(14,005)	(11,768)
Change in net assets resulting from operations	(211,222)	(41,436)	(11,277)	(5,096)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(8,588)	(9,878)	(2,647)	(2,674)
Class C	(263)	(386)	(338)	(329)
Class I	(19,414)	(19,779)	(1,858)	(1,607)
Class R6	(86,669)	(117,266)	(2,837)	(2,597)
Total distributions to shareholders	(114,934)	(147,309)	(7,680)	(7,207)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(632,503)	72,300	6,925	(22,376)
NET ASSETS:
Change in net assets	(958,659)	(116,445)	(12,032)	(34,679)
Beginning of period	4,514,888	4,631,333	373,482	408,161
End of period	$3,556,229	$4,514,888	$361,450	$373,482

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

164	J.P. Morgan Municipal Bond Funds	February 28, 2023

	JPMorgan Short-Intermediate Municipal Bond Fund		JPMorgan Sustainable Municipal Income Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$22,068	$24,426	$7,079	$6,289
Net realized gain (loss)	(10,763)	(724)	(6,883)	221
Distributions of capital gains received from investment company affiliates	6	1	1	—(a)
Change in net unrealized appreciation/depreciation	(53,464)	(47,128)	(18,415)	(10,183)
Change in net assets resulting from operations	(42,153)	(23,425)	(18,218)	(3,673)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,279)	(953)	(2,104)	(2,205)
Class C	(24)	(21)	(96)	(103)
Class I	(10,185)	(13,083)	(2,960)	(2,437)
Class R6	(10,521)	(10,440)	(1,869)	(1,560)
Total distributions to shareholders	(22,009)	(24,497)	(7,029)	(6,305)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(410,934)	(2,483)	(26,018)	13,825
NET ASSETS:
Change in net assets	(475,096)	(50,405)	(51,265)	3,847
Beginning of period	1,553,844	1,604,249	312,919	309,072
End of period	$1,078,748	$1,553,844	$261,654	$312,919

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	165

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Tax Free Bond Fund		JPMorgan Ultra-Short Municipal Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$17,586	$15,039	$32,226	$13,660
Net realized gain (loss)	(25,108)	(56)	(7,883)	(1,315)
Distributions of capital gains received from investment company affiliates	1	—(a)	8	3
Change in net unrealized appreciation/depreciation	(53,658)	(18,564)	(24,980)	(34,872)
Change in net assets resulting from operations	(61,179)	(3,581)	(629)	(22,524)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(7,865)	(6,998)	(2,278)	(64)
Class C	(230)	(229)	—	—
Class I	(4,747)	(4,177)	(29,968)	(13,905)
Class R6	(4,630)	(3,665)	—	—
Total distributions to shareholders	(17,472)	(15,069)	(32,246)	(13,969)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(42,894)	59,422	(1,687,065)	(2,717,428)
NET ASSETS:
Change in net assets	(121,545)	40,772	(1,719,940)	(2,753,921)
Beginning of period	669,952	629,180	4,056,701	6,810,622
End of period	$548,407	$669,952	$2,336,761	$4,056,701

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

166	J.P. Morgan Municipal Bond Funds	February 28, 2023

	JPMorgan California Tax Free Bond Fund		JPMorgan High Yield Municipal Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$21,303	$24,762	$44,304	$54,636
Distributions reinvested	2,252	2,148	5,574	5,553
Cost of shares redeemed	(49,568)	(38,942)	(80,867)	(40,631)
Change in net assets resulting from Class A capital transactions	(26,013)	(12,032)	(30,989)	19,558
Class C
Proceeds from shares issued	2,507	1,702	6,149	3,297
Distributions reinvested	281	267	611	746
Cost of shares redeemed	(9,030)	(9,898)	(15,721)	(7,347)
Change in net assets resulting from Class C capital transactions	(6,242)	(7,929)	(8,961)	(3,304)
Class I
Proceeds from shares issued	38,656	30,276	149,484	82,232
Distributions reinvested	1,364	1,368	6,718	7,865
Cost of shares redeemed	(68,766)	(48,690)	(233,011)	(94,925)
Change in net assets resulting from Class I capital transactions	(28,746)	(17,046)	(76,809)	(4,828)
Class R6
Proceeds from shares issued	68,051	53,693	3,723	3,103
Distributions reinvested	2,700	2,436	582	638
Cost of shares redeemed	(96,788)	(43,732)	(8,295)	(4,267)
Change in net assets resulting from Class R6 capital transactions	(26,037)	12,397	(3,990)	(526)
Total change in net assets resulting from capital transactions	$(87,038)	$(24,610)	$(120,749)	$10,900
SHARE TRANSACTIONS:
Class A
Issued	2,091	2,229	4,429	4,641
Reinvested	222	194	561	473
Redeemed	(4,874)	(3,537)	(8,024)	(3,458)
Change in Class A Shares	(2,561)	(1,114)	(3,034)	1,656
Class C
Issued	249	155	628	281
Reinvested	28	24	61	64
Redeemed	(893)	(902)	(1,572)	(626)
Change in Class C Shares	(616)	(723)	(883)	(281)
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	167

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan California Tax Free Bond Fund		JPMorgan High Yield Municipal Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
SHARE TRANSACTIONS: (continued)
Class I
Issued	3,892	2,832	15,019	6,990
Reinvested	138	127	674	671
Redeemed	(6,937)	(4,506)	(23,156)	(8,096)
Change in Class I Shares	(2,907)	(1,547)	(7,463)	(435)
Class R6
Issued	6,864	4,946	371	264
Reinvested	273	226	58	54
Redeemed	(9,739)	(4,042)	(826)	(366)
Change in Class R6 Shares	(2,602)	1,130	(397)	(48)
SEE NOTES TO FINANCIAL STATEMENTS.

168	J.P. Morgan Municipal Bond Funds	February 28, 2023

	JPMorgan National Municipal Income Fund (formerly known as JPMorgan Intermediate Tax Free Bond Fund)		JPMorgan New York Tax Free Bond Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$171,717	$126,415	$22,952	$21,907
Distributions reinvested	8,492	9,738	2,592	2,618
Cost of shares redeemed	(146,657)	(88,317)	(39,012)	(42,275)
Change in net assets resulting from Class A capital transactions	33,552	47,836	(13,468)	(17,750)
Class C
Proceeds from shares issued	6,916	1,491	1,605	2,209
Distributions reinvested	261	383	335	327
Cost of shares redeemed	(10,262)	(5,911)	(6,102)	(8,137)
Change in net assets resulting from Class C capital transactions	(3,085)	(4,037)	(4,162)	(5,601)
Class I
Proceeds from shares issued	737,481	230,054	68,065	13,849
Distributions reinvested	18,738	19,112	1,831	1,573
Cost of shares redeemed	(682,129)	(189,772)	(53,136)	(23,971)
Change in net assets resulting from Class I capital transactions	74,090	59,394	16,760	(8,549)
Class R6
Proceeds from shares issued	632,437	574,261	52,101	30,636
Distributions reinvested	85,904	115,780	2,834	2,595
Cost of shares redeemed	(1,455,401)	(720,934)	(47,140)	(23,707)
Change in net assets resulting from Class R6 capital transactions	(737,060)	(30,893)	7,795	9,524
Total change in net assets resulting from capital transactions	$(632,503)	$72,300	$6,925	$(22,376)
SHARE TRANSACTIONS:
Class A
Issued	16,759	11,069	3,613	3,141
Reinvested	834	859	406	377
Redeemed	(14,310)	(7,800)	(6,102)	(6,097)
Change in Class A Shares	3,283	4,128	(2,083)	(2,579)
Class C
Issued	698	133	252	317
Reinvested	26	35	52	47
Redeemed	(1,035)	(532)	(953)	(1,173)
Change in Class C Shares	(311)	(364)	(649)	(809)
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	169

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan National Municipal Income Fund (formerly known as JPMorgan Intermediate Tax Free Bond Fund)		JPMorgan New York Tax Free Bond Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
SHARE TRANSACTIONS: (continued)
Class I
Issued	73,343	20,829	10,637	1,982
Reinvested	1,876	1,718	286	226
Redeemed	(68,094)	(17,071)	(8,267)	(3,453)
Change in Class I Shares	7,125	5,476	2,656	(1,245)
Class R6
Issued	62,866	51,442	8,102	4,380
Reinvested	8,601	10,409	442	373
Redeemed	(145,612)	(64,411)	(7,347)	(3,397)
Change in Class R6 Shares	(74,145)	(2,560)	1,197	1,356
SEE NOTES TO FINANCIAL STATEMENTS.

170	J.P. Morgan Municipal Bond Funds	February 28, 2023

	JPMorgan Short-Intermediate Municipal Bond Fund		JPMorgan Sustainable Municipal Income Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$58,420	$49,893	$15,363	$14,958
Distributions reinvested	1,267	942	2,072	2,172
Cost of shares redeemed	(54,204)	(34,859)	(38,052)	(31,411)
Change in net assets resulting from Class A capital transactions	5,483	15,976	(20,617)	(14,281)
Class C
Proceeds from shares issued	736	577	314	532
Distributions reinvested	23	20	94	101
Cost of shares redeemed	(1,510)	(1,649)	(2,583)	(2,443)
Change in net assets resulting from Class C capital transactions	(751)	(1,052)	(2,175)	(1,810)
Class I
Proceeds from shares issued	393,609	459,768	151,500	34,663
Distributions reinvested	10,130	13,022	2,928	2,407
Cost of shares redeemed	(721,531)	(452,970)	(148,831)	(28,719)
Change in net assets resulting from Class I capital transactions	(317,792)	19,820	5,597	8,351
Class R6
Proceeds from shares issued	376,224	389,321	67,592	35,661
Distributions reinvested	10,335	10,198	1,868	1,550
Cost of shares redeemed	(484,433)	(436,746)	(78,283)	(15,646)
Change in net assets resulting from Class R6 capital transactions	(97,874)	(37,227)	(8,823)	21,565
Total change in net assets resulting from capital transactions	$(410,934)	$(2,483)	$(26,018)	$13,825
SHARE TRANSACTIONS:
Class A
Issued	5,811	4,629	1,704	1,490
Reinvested	126	88	230	217
Redeemed	(5,378)	(3,244)	(4,199)	(3,162)
Change in Class A Shares	559	1,473	(2,265)	(1,455)
Class C
Issued	73	52	35	54
Reinvested	2	2	11	10
Redeemed	(148)	(151)	(288)	(247)
Change in Class C Shares	(73)	(97)	(242)	(183)
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	171

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Short-Intermediate Municipal Bond Fund		JPMorgan Sustainable Municipal Income Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
SHARE TRANSACTIONS: (continued)
Class I
Issued	38,844	42,430	16,822	3,493
Reinvested	1,003	1,204	328	243
Redeemed	(71,310)	(41,914)	(16,576)	(2,901)
Change in Class I Shares	(31,463)	1,720	574	835
Class R6
Issued	37,238	35,890	7,508	3,594
Reinvested	1,023	943	209	157
Redeemed	(47,984)	(40,244)	(8,786)	(1,577)
Change in Class R6 Shares	(9,723)	(3,411)	(1,069)	2,174
SEE NOTES TO FINANCIAL STATEMENTS.

172	J.P. Morgan Municipal Bond Funds	February 28, 2023

	JPMorgan Tax Free Bond Fund		JPMorgan Ultra-Short Municipal Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$74,500	$97,266	$254,635	$36,947
Distributions reinvested	7,735	6,877	2,278	64
Cost of shares redeemed	(120,540)	(66,093)	(64,685)	(107,817)
Change in net assets resulting from Class A capital transactions	(38,305)	38,050	192,228	(70,806)
Class C
Proceeds from shares issued	1,482	1,345	—	—
Distributions reinvested	228	229	—	—
Cost of shares redeemed	(4,258)	(5,264)	—	—
Change in net assets resulting from Class C capital transactions	(2,548)	(3,690)	—	—
Class I
Proceeds from shares issued	87,677	40,245	1,054,856	2,457,859
Distributions reinvested	4,069	3,658	29,905	13,901
Cost of shares redeemed	(114,867)	(42,617)	(2,964,054)	(5,118,382)
Change in net assets resulting from Class I capital transactions	(23,121)	1,286	(1,879,293)	(2,646,622)
Class R6
Proceeds from shares issued	70,910	48,969	—	—
Distributions reinvested	4,626	3,664	—	—
Cost of shares redeemed	(54,456)	(28,857)	—	—
Change in net assets resulting from Class R6 capital transactions	21,080	23,776	—	—
Total change in net assets resulting from capital transactions	$(42,894)	$59,422	$(1,687,065)	$(2,717,428)
SHARE TRANSACTIONS:
Class A
Issued	6,784	7,686	25,616	3,671
Reinvested	712	546	230	6
Redeemed	(10,919)	(5,256)	(6,525)	(10,709)
Change in Class A Shares	(3,423)	2,976	19,321	(7,032)
Class C
Issued	137	107	—	—
Reinvested	21	18	—	—
Redeemed	(393)	(422)	—	—
Change in Class C Shares	(235)	(297)	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	173

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Tax Free Bond Fund		JPMorgan Ultra-Short Municipal Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
SHARE TRANSACTIONS: (continued)
Class I
Issued	8,020	3,214	106,500	244,227
Reinvested	376	292	3,025	1,383
Redeemed	(10,661)	(3,388)	(299,231)	(508,812)
Change in Class I Shares	(2,265)	118	(189,706)	(263,202)
Class R6
Issued	6,619	3,895	—	—
Reinvested	429	293	—	—
Redeemed	(4,995)	(2,308)	—	—
Change in Class R6 Shares	2,053	1,880	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

174	J.P. Morgan Municipal Bond Funds	February 28, 2023

THIS PAGE IS INTENTIONALLY LEFT BLANK

175

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan California Tax Free Bond Fund
Class A
Year Ended February 28, 2023	$10.68	$0.20	$(0.53)	$(0.33)	$(0.20)	$10.15
Year Ended February 28, 2022	11.06	0.16	(0.38)	(0.22)	(0.16)	10.68
Year Ended February 28, 2021	11.25	0.17	(0.19)	(0.02)	(0.17)	11.06
Year Ended February 29, 2020	10.71	0.23	0.54	0.77	(0.23)	11.25
Year Ended February 28, 2019	10.64	0.28	0.07	0.35	(0.28)	10.71
Class C
Year Ended February 28, 2023	10.59	0.15	(0.53)	(0.38)	(0.15)	10.06
Year Ended February 28, 2022	10.96	0.10	(0.37)	(0.27)	(0.10)	10.59
Year Ended February 28, 2021	11.15	0.12	(0.20)	(0.08)	(0.11)	10.96
Year Ended February 29, 2020	10.62	0.18	0.53	0.71	(0.18)	11.15
Year Ended February 28, 2019	10.55	0.22	0.07	0.29	(0.22)	10.62
Class I
Year Ended February 28, 2023	10.43	0.21	(0.53)	(0.32)	(0.21)	9.90
Year Ended February 28, 2022	10.80	0.17	(0.37)	(0.20)	(0.17)	10.43
Year Ended February 28, 2021	10.99	0.18	(0.19)	(0.01)	(0.18)	10.80
Year Ended February 29, 2020	10.47	0.24	0.52	0.76	(0.24)	10.99
Year Ended February 28, 2019	10.41	0.28	0.07	0.35	(0.29)	10.47
Class R6
Year Ended February 28, 2023	10.43	0.22	(0.53)	(0.31)	(0.22)	9.90
Year Ended February 28, 2022	10.80	0.18	(0.37)	(0.19)	(0.18)	10.43
Year Ended February 28, 2021	10.99	0.19	(0.19)	—(f)	(0.19)	10.80
Year Ended February 29, 2020	10.47	0.25	0.52	0.77	(0.25)	10.99
October 1, 2018 (g) through February 28, 2019	10.33	0.13	0.13	0.26	(0.12)	10.47

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

176	J.P. Morgan Municipal Bond Funds	February 28, 2023

Ratios/Supplemental data
		Ratios to average net assets(a)
Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

(3.04)%	$104,073	0.58%	2.00%	0.96%	25%
(2.05)	136,939	0.60	1.43	0.94	11
(0.19)	154,108	0.59	1.54	0.93	6
7.29	126,253	0.60	2.13	0.96	8
3.31	67,275	0.60	2.63	0.97	17

(3.56)	17,015	1.08	1.49	1.46	25
(2.47)	24,442	1.10	0.93	1.43	11
(0.70)	33,234	1.09	1.07	1.43	6
6.72	52,168	1.10	1.66	1.47	8
2.82	46,950	1.10	2.13	1.48	17

(3.01)	47,695	0.49	2.06	0.70	25
(1.90)	80,566	0.50	1.53	0.68	11
(0.09)	100,163	0.49	1.62	0.68	6
7.37	60,122	0.50	2.26	0.71	8
3.39	62,069	0.50	2.72	0.72	17

(2.92)	111,313	0.38	2.19	0.45	25
(1.80)	144,407	0.40	1.63	0.43	11
0.01	137,357	0.39	1.74	0.43	6
7.48	127,070	0.40	2.35	0.46	8
2.58	80,424	0.35	2.95	0.48	17
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	177

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan High Yield Municipal Fund
Class A
Year Ended February 28, 2023	$11.33	$0.37	$(1.70)	$(1.33)	$(0.37)	$—	$(0.37)
Year Ended February 28, 2022	11.50	0.34	(0.17)	0.17	(0.34)	—	(0.34)
Year Ended February 28, 2021	11.93	0.33	(0.42)	(0.09)	(0.33)	(0.01)	(0.34)
Year Ended February 29, 2020	10.88	0.32	1.05	1.37	(0.31)	(0.01)	(0.32)
Year Ended February 28, 2019	10.78	0.36	0.09	0.45	(0.35)	—	(0.35)
Class C
Year Ended February 28, 2023	11.30	0.31	(1.68)	(1.37)	(0.32)	—	(0.32)
Year Ended February 28, 2022	11.47	0.28	(0.17)	0.11	(0.28)	—	(0.28)
Year Ended February 28, 2021	11.90	0.28	(0.43)	(0.15)	(0.27)	(0.01)	(0.28)
Year Ended February 29, 2020	10.85	0.27	1.05	1.32	(0.26)	(0.01)	(0.27)
Year Ended February 28, 2019	10.76	0.30	0.09	0.39	(0.30)	—	(0.30)
Class I
Year Ended February 28, 2023	11.33	0.37	(1.69)	(1.32)	(0.38)	—	(0.38)
Year Ended February 28, 2022	11.50	0.35	(0.17)	0.18	(0.35)	—	(0.35)
Year Ended February 28, 2021	11.93	0.34	(0.42)	(0.08)	(0.34)	(0.01)	(0.35)
Year Ended February 29, 2020	10.87	0.34	1.06	1.40	(0.33)	(0.01)	(0.34)
Year Ended February 28, 2019	10.78	0.37	0.08	0.45	(0.36)	—	(0.36)
Class R6
Year Ended February 28, 2023	11.33	0.39	(1.70)	(1.31)	(0.39)	—	(0.39)
Year Ended February 28, 2022	11.50	0.36	(0.17)	0.19	(0.36)	—	(0.36)
Year Ended February 28, 2021	11.93	0.36	(0.43)	(0.07)	(0.35)	(0.01)	(0.36)
Year Ended February 29, 2020	10.87	0.35	1.06	1.41	(0.34)	(0.01)	(0.35)
November 1, 2018 (f) through February 28, 2019	10.53	0.14	0.33	0.47	(0.13)	—	(0.13)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

178	J.P. Morgan Municipal Bond Funds	February 28, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$9.63	(11.79)%	$137,035	0.65%	3.63%	1.02%	21%
11.33	1.39	195,574	0.65	2.87	1.01	24
11.50	(0.61)	179,459	0.65	2.99	1.02	39
11.93	12.81	194,623	0.64	2.80	1.06	18
10.88	4.28	43,565	0.64	3.32	1.22	130

9.61	(12.19)	16,029	1.15	3.10	1.52	21
11.30	0.89	28,844	1.15	2.37	1.51	24
11.47	(1.11)	32,499	1.14	2.50	1.51	39
11.90	12.29	37,623	1.14	2.34	1.57	18
10.85	3.67	17,929	1.14	2.82	1.71	130

9.63	(11.71)	138,881	0.55	3.71	0.77	21
11.33	1.50	247,902	0.55	2.97	0.76	24
11.50	(0.51)	256,624	0.55	3.09	0.76	39
11.93	13.02	296,450	0.54	2.92	0.81	18
10.87	4.29	95,662	0.54	3.45	0.97	130

9.63	(11.62)	13,437	0.45	3.82	0.52	21
11.33	1.60	20,316	0.45	3.07	0.51	24
11.50	(0.41)	21,169	0.45	3.16	0.51	39
11.93	13.12	6,060	0.44	3.01	0.56	18
10.87	4.46	1,338	0.39	4.09	1.23	130
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	179

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan National Municipal Income Fund (formerly known as JPMorgan Intermediate Tax Free Bond Fund)
Class A
Year Ended February 28, 2023	$10.91	$0.27	$(0.78)	$(0.51)	$(0.26)	$(0.01)	$(0.27)
Year Ended February 28, 2022	11.37	0.23	(0.37)	(0.14)	(0.23)	(0.09)	(0.32)
Year Ended February 28, 2021	11.52	0.22	(0.16)	0.06	(0.21)	—	(0.21)
Year Ended February 29, 2020	10.91	0.24	0.61	0.85	(0.24)	—	(0.24)
Year Ended February 28, 2019	10.80	0.25	0.11	0.36	(0.25)	—	(0.25)
Class C
Year Ended February 28, 2023	10.62	0.20	(0.75)	(0.55)	(0.20)	(0.01)	(0.21)
Year Ended February 28, 2022	11.07	0.17	(0.36)	(0.19)	(0.17)	(0.09)	(0.26)
Year Ended February 28, 2021	11.23	0.15	(0.16)	(0.01)	(0.15)	—	(0.15)
Year Ended February 29, 2020	10.63	0.18	0.60	0.78	(0.18)	—	(0.18)
Year Ended February 28, 2019	10.53	0.18	0.11	0.29	(0.19)	—	(0.19)
Class I
Year Ended February 28, 2023	10.69	0.29	(0.75)	(0.46)	(0.29)	(0.01)	(0.30)
Year Ended February 28, 2022	11.15	0.26	(0.37)	(0.11)	(0.26)	(0.09)	(0.35)
Year Ended February 28, 2021	11.31	0.24	(0.16)	0.08	(0.24)	—	(0.24)
Year Ended February 29, 2020	10.71	0.27	0.60	0.87	(0.27)	—	(0.27)
Year Ended February 28, 2019	10.61	0.27	0.10	0.37	(0.27)	—	(0.27)
Class R6
Year Ended February 28, 2023	10.69	0.29	(0.74)	(0.45)	(0.30)	(0.01)	(0.31)
Year Ended February 28, 2022	11.15	0.27	(0.37)	(0.10)	(0.27)	(0.09)	(0.36)
Year Ended February 28, 2021	11.31	0.25	(0.16)	0.09	(0.25)	—	(0.25)
Year Ended February 29, 2020	10.71	0.28	0.60	0.88	(0.28)	—	(0.28)
Year Ended February 28, 2019	10.60	0.28	0.11	0.39	(0.28)	—	(0.28)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

180	J.P. Morgan Municipal Bond Funds	February 28, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$10.13	(4.66)%	$350,327	0.65%	2.60%	0.91%	36%
10.91	(1.29)	341,321	0.65	2.06	0.90	12
11.37	0.57	308,709	0.64	1.93	0.90	34
11.52	7.86	250,087	0.65	2.17	0.90	20
10.91	3.34	222,295	0.64	2.32	0.90	48

9.86	(5.12)	10,327	1.20	2.03	1.41	36
10.62	(1.77)	14,423	1.20	1.51	1.40	12
11.07	(0.07)	19,061	1.19	1.38	1.40	34
11.23	7.38	29,173	1.20	1.63	1.40	20
10.63	2.76	37,603	1.19	1.76	1.40	48

9.93	(4.32)	678,857	0.40	2.84	0.66	36
10.69	(1.06)	655,190	0.40	2.31	0.65	12
11.15	0.75	622,009	0.39	2.17	0.65	34
11.31	8.19	660,041	0.40	2.42	0.64	20
10.71	3.57	523,544	0.39	2.57	0.65	48

9.93	(4.23)	2,516,718	0.30	2.92	0.41	36
10.69	(0.96)	3,503,954	0.30	2.41	0.40	12
11.15	0.85	3,681,554	0.29	2.27	0.40	34
11.31	8.30	4,329,545	0.30	2.52	0.39	20
10.71	3.77	3,911,573	0.29	2.66	0.40	48
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	181

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan New York Tax Free Bond Fund
Class A
Year Ended February 28, 2023	$6.71	$0.13	$(0.34)	$(0.21)	$(0.13)	$6.37
Year Ended February 28, 2022	6.93	0.11	(0.21)	(0.10)	(0.12)	6.71
Year Ended February 28, 2021	7.06	0.12	(0.13)	(0.01)	(0.12)	6.93
Year Ended February 29, 2020	6.71	0.14	0.35	0.49	(0.14)	7.06
Year Ended February 28, 2019	6.70	0.18	0.01	0.19	(0.18)	6.71
Class C
Year Ended February 28, 2023	6.71	0.10	(0.34)	(0.24)	(0.10)	6.37
Year Ended February 28, 2022	6.93	0.08	(0.22)	(0.14)	(0.08)	6.71
Year Ended February 28, 2021	7.05	0.09	(0.13)	(0.04)	(0.08)	6.93
Year Ended February 29, 2020	6.71	0.10	0.34	0.44	(0.10)	7.05
Year Ended February 28, 2019	6.69	0.14	0.02	0.16	(0.14)	6.71
Class I
Year Ended February 28, 2023	6.75	0.15	(0.35)	(0.20)	(0.15)	6.40
Year Ended February 28, 2022	6.96	0.13	(0.21)	(0.08)	(0.13)	6.75
Year Ended February 28, 2021	7.09	0.14	(0.13)	0.01	(0.14)	6.96
Year Ended February 29, 2020	6.75	0.15	0.34	0.49	(0.15)	7.09
Year Ended February 28, 2019	6.73	0.20	0.01	0.21	(0.19)	6.75
Class R6
Year Ended February 28, 2023	6.74	0.16	(0.35)	(0.19)	(0.15)	6.40
Year Ended February 28, 2022	6.96	0.14	(0.22)	(0.08)	(0.14)	6.74
Year Ended February 28, 2021	7.09	0.15	(0.14)	0.01	(0.14)	6.96
Year Ended February 29, 2020	6.75	0.16	0.34	0.50	(0.16)	7.09
October 1, 2018 (f) through February 28, 2019	6.64	0.08	0.11	0.19	(0.08)	6.75

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

182	J.P. Morgan Municipal Bond Funds	February 28, 2023

Ratios/Supplemental data
		Ratios to average net assets(a)
Total return(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

(3.04)%	$123,246	0.68%	2.10%	0.95%	30%
(1.55)	143,940	0.75	1.60	0.94	10
(0.13)	166,435	0.74	1.77	0.93	5
7.31	164,358	0.75	1.96	0.95	13
2.86	120,371	0.75	2.66	0.96	21

(3.53)	19,364	1.19	1.59	1.45	30
(2.05)	24,776	1.25	1.10	1.44	10
(0.51)	31,173	1.24	1.26	1.43	5
6.62	57,781	1.25	1.49	1.45	13
2.50	67,242	1.25	2.16	1.45	21

(2.97)	89,832	0.48	2.33	0.70	30
(1.16)	76,802	0.50	1.85	0.69	10
0.12	87,928	0.49	2.02	0.68	5
7.38	105,497	0.50	2.22	0.70	13
3.26	87,158	0.50	2.92	0.70	21

(2.73)	129,008	0.38	2.41	0.44	30
(1.20)	127,964	0.40	1.95	0.43	10
0.22	122,625	0.39	2.11	0.43	5
7.49	119,722	0.40	2.32	0.44	13
2.89	91,813	0.40	2.93	0.45	21
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	183

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan Short-Intermediate Municipal Bond Fund
Class A
Year Ended February 28, 2023	$10.46	$0.14	$(0.44)	$(0.30)	$(0.14)	$10.02
Year Ended February 28, 2022	10.78	0.11	(0.32)	(0.21)	(0.11)	10.46
Year Ended February 28, 2021	10.86	0.13	(0.08)	0.05	(0.13)	10.78
Year Ended February 29, 2020	10.49	0.16	0.37	0.53	(0.16)	10.86
Year Ended February 28, 2019	10.39	0.16	0.10	0.26	(0.16)	10.49
Class C
Year Ended February 28, 2023	10.56	0.09	(0.44)	(0.35)	(0.09)	10.12
Year Ended February 28, 2022	10.88	0.06	(0.32)	(0.26)	(0.06)	10.56
Year Ended February 28, 2021	10.96	0.08	(0.09)	(0.01)	(0.07)	10.88
Year Ended February 29, 2020	10.59	0.11	0.37	0.48	(0.11)	10.96
Year Ended February 28, 2019	10.48	0.11	0.11	0.22	(0.11)	10.59
Class I
Year Ended February 28, 2023	10.52	0.18	(0.43)	(0.25)	(0.19)	10.08
Year Ended February 28, 2022	10.84	0.16	(0.32)	(0.16)	(0.16)	10.52
Year Ended February 28, 2021	10.92	0.18	(0.09)	0.09	(0.17)	10.84
Year Ended February 29, 2020	10.55	0.21	0.37	0.58	(0.21)	10.92
Year Ended February 28, 2019	10.44	0.21	0.11	0.32	(0.21)	10.55
Class R6
Year Ended February 28, 2023	10.52	0.19	(0.44)	(0.25)	(0.19)	10.08
Year Ended February 28, 2022	10.83	0.16	(0.31)	(0.15)	(0.16)	10.52
Year Ended February 28, 2021	10.91	0.19	(0.09)	0.10	(0.18)	10.83
Year Ended February 29, 2020	10.54	0.21	0.38	0.59	(0.22)	10.91
October 1, 2018 (f) through February 28, 2019	10.39	0.09	0.15	0.24	(0.09)	10.54

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

184	J.P. Morgan Municipal Bond Funds	February 28, 2023

Ratios/Supplemental data
		Ratios to average net assets(a)
Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

(2.86)%	$95,647	0.70%	1.36%	0.87%	8%
(1.96)	93,976	0.70	1.02	0.85	21
0.43	80,956	0.69	1.20	0.86	21
5.12	53,408	0.70	1.48	0.86	24
2.55	33,554	0.70	1.54	0.86	42

(3.34)	2,590	1.20	0.85	1.37	8
(2.45)	3,473	1.20	0.52	1.36	21
(0.09)	4,626	1.19	0.72	1.36	21
4.52	4,303	1.20	0.99	1.36	24
2.10	4,590	1.20	1.03	1.38	42

(2.41)	472,108	0.25	1.79	0.61	8
(1.51)	823,600	0.25	1.47	0.60	21
0.87	829,847	0.24	1.66	0.60	21
5.56	641,836	0.24	1.94	0.61	24
3.09	573,350	0.25	1.97	0.61	42

(2.36)	508,403	0.20	1.85	0.37	8
(1.37)	632,795	0.20	1.52	0.35	21
0.92	688,820	0.19	1.72	0.35	21
5.61	961,820	0.19	1.99	0.36	24
2.31	866,630	0.19	2.19	0.37	42
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	185

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Sustainable Municipal Income Fund
Class A
Year Ended February 28, 2023	$9.67	$0.21	$(0.76)	$(0.55)	$(0.21)	$—	$(0.21)
Year Ended February 28, 2022	9.96	0.18	(0.29)	(0.11)	(0.18)	—	(0.18)
Year Ended February 28, 2021	10.02	0.17	(0.06)	0.11	(0.17)	—	(0.17)
Year Ended February 29, 2020	9.55	0.20	0.47	0.67	(0.20)	—	(0.20)
Year Ended February 28, 2019	9.52	0.21	0.08	0.29	(0.21)	(0.05)	(0.26)
Class C
Year Ended February 28, 2023	9.56	0.16	(0.75)	(0.59)	(0.16)	—	(0.16)
Year Ended February 28, 2022	9.86	0.12	(0.30)	(0.18)	(0.12)	—	(0.12)
Year Ended February 28, 2021	9.92	0.11	(0.06)	0.05	(0.11)	—	(0.11)
Year Ended February 29, 2020	9.45	0.14	0.47	0.61	(0.14)	—	(0.14)
Year Ended February 28, 2019	9.42	0.16	0.08	0.24	(0.16)	(0.05)	(0.21)
Class I
Year Ended February 28, 2023	9.59	0.24	(0.75)	(0.51)	(0.24)	—	(0.24)
Year Ended February 28, 2022	9.88	0.20	(0.29)	(0.09)	(0.20)	—	(0.20)
Year Ended February 28, 2021	9.95	0.19	(0.07)	0.12	(0.19)	—	(0.19)
Year Ended February 29, 2020	9.48	0.22	0.47	0.69	(0.22)	—	(0.22)
Year Ended February 28, 2019	9.45	0.24	0.08	0.32	(0.24)	(0.05)	(0.29)
Class R6
Year Ended February 28, 2023	9.59	0.24	(0.75)	(0.51)	(0.25)	—	(0.25)
Year Ended February 28, 2022	9.88	0.21	(0.29)	(0.08)	(0.21)	—	(0.21)
Year Ended February 28, 2021	9.94	0.20	(0.06)	0.14	(0.20)	—	(0.20)
Year Ended February 29, 2020	9.48	0.23	0.46	0.69	(0.23)	—	(0.23)
Year Ended February 28, 2019	9.45	0.25	0.08	0.33	(0.25)	(0.05)	(0.30)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

186	J.P. Morgan Municipal Bond Funds	February 28, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$8.91	(5.65)%	$79,327	0.70%	2.36%	0.99%	37%
9.67	(1.16)	107,969	0.70	1.79	0.96	18
9.96	1.09	125,754	0.69	1.71	0.96	22
10.02	7.04	96,844	0.70	2.02	0.99	7
9.55	3.15	60,078	0.70	2.26	1.01	13

8.81	(6.14)	4,458	1.25	1.79	1.49	37
9.56	(1.82)	7,156	1.25	1.24	1.46	18
9.86	0.54	9,178	1.24	1.16	1.46	22
9.92	6.52	12,868	1.25	1.49	1.51	7
9.45	2.61	12,833	1.25	1.71	1.51	13

8.84	(5.35)	112,317	0.45	2.63	0.74	37
9.59	(0.92)	116,395	0.45	2.04	0.71	18
9.88	1.25	111,724	0.44	1.96	0.71	22
9.95	7.36	114,772	0.44	2.28	0.74	7
9.48	3.43	74,386	0.45	2.51	0.76	13

8.83	(5.36)	65,552	0.35	2.69	0.49	37
9.59	(0.82)	81,399	0.35	2.14	0.46	18
9.88	1.46	62,416	0.34	2.06	0.46	22
9.94	7.36	60,936	0.34	2.38	0.49	7
9.48	3.54	51,261	0.35	2.61	0.50	13
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	187

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan Tax Free Bond Fund
Class A
Year Ended February 28, 2023	$12.15	$0.33	$(1.45)	$(1.12)	$(0.33)	$10.70
Year Ended February 28, 2022	12.46	0.27	(0.31)	(0.04)	(0.27)	12.15
Year Ended February 28, 2021	12.66	0.28	(0.20)	0.08	(0.28)	12.46
Year Ended February 29, 2020	11.77	0.32	0.89	1.21	(0.32)	12.66
Year Ended February 28, 2019	11.82	0.40	(0.05)	0.35	(0.40)	11.77
Class C
Year Ended February 28, 2023	12.04	0.26	(1.44)	(1.18)	(0.26)	10.60
Year Ended February 28, 2022	12.35	0.19	(0.31)	(0.12)	(0.19)	12.04
Year Ended February 28, 2021	12.55	0.21	(0.21)	—(f)	(0.20)	12.35
Year Ended February 29, 2020	11.67	0.25	0.87	1.12	(0.24)	12.55
Year Ended February 28, 2019	11.72	0.33	(0.05)	0.28	(0.33)	11.67
Class I
Year Ended February 28, 2023	12.09	0.35	(1.44)	(1.09)	(0.35)	10.65
Year Ended February 28, 2022	12.41	0.29	(0.32)	(0.03)	(0.29)	12.09
Year Ended February 28, 2021	12.61	0.31	(0.21)	0.10	(0.30)	12.41
Year Ended February 29, 2020	11.72	0.34	0.89	1.23	(0.34)	12.61
Year Ended February 28, 2019	11.77	0.42	(0.05)	0.37	(0.42)	11.72
Class R6
Year Ended February 28, 2023	12.09	0.36	(1.45)	(1.09)	(0.36)	10.64
Year Ended February 28, 2022	12.41	0.30	(0.32)	(0.02)	(0.30)	12.09
Year Ended February 28, 2021	12.60	0.31	(0.19)	0.12	(0.31)	12.41
Year Ended February 29, 2020	11.72	0.35	0.88	1.23	(0.35)	12.60
October 1, 2018 (g) through February 28, 2019	11.61	0.17	0.11	0.28	(0.17)	11.72

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

188	J.P. Morgan Municipal Bond Funds	February 28, 2023

Ratios/Supplemental data
		Ratios to average net assets(a)
Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

(9.24)%	$254,468	0.67%	2.99%	0.95%	42%
(0.40)	330,640	0.67	2.12	0.94	16
0.66	302,134	0.66	2.28	0.95	23
10.37	231,815	0.67	2.58	0.97	31
3.00	132,813	0.67	3.40	1.00	53

(9.78)	8,546	1.25	2.39	1.45	42
(0.99)	12,535	1.25	1.54	1.44	16
0.07	16,524	1.24	1.70	1.45	23
9.73	26,965	1.25	2.05	1.48	31
2.43	27,701	1.25	2.81	1.49	53

(9.00)	128,202	0.45	3.20	0.70	42
(0.27)	173,023	0.45	2.34	0.69	16
0.88	176,073	0.45	2.50	0.70	23
10.66	177,584	0.45	2.82	0.72	31
3.24	135,295	0.45	3.61	0.74	53

(9.04)	157,191	0.40	3.29	0.45	42
(0.22)	153,754	0.40	2.39	0.44	16
1.01	134,449	0.40	2.55	0.45	23
10.63	115,414	0.40	2.87	0.47	31
2.44	86,790	0.40	3.61	0.51	53
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	189

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan Ultra-Short Municipal Fund
Class A
Year Ended February 28, 2023	$9.98	$0.13	$(0.11)	$0.02	$(0.10)	$9.90
Year Ended February 28, 2022	10.07	0.01	(0.09)	(0.08)	(0.01)	9.98
Year Ended February 28, 2021	10.08	0.03	—(d)	0.03	(0.04)	10.07
Year Ended February 29, 2020	10.03	0.12	0.06	0.18	(0.13)	10.08
Year Ended February 28, 2019	10.01	0.13	—(d)	0.13	(0.11)	10.03
Class I
Year Ended February 28, 2023	9.98	0.10	(0.07)	0.03	(0.12)	9.89
Year Ended February 28, 2022	10.06	0.03	(0.08)	(0.05)	(0.03)	9.98
Year Ended February 28, 2021	10.07	0.05	—(d)	0.05	(0.06)	10.06
Year Ended February 29, 2020	10.02	0.14	0.05	0.19	(0.14)	10.07
Year Ended February 28, 2019	10.00	0.14	0.02	0.16	(0.14)	10.02

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

190	J.P. Morgan Municipal Bond Funds	February 28, 2023

Ratios/Supplemental data
		Ratios to average net assets
Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

0.18%	$263,135	0.44%	1.27%	0.76%	16%
(0.83)	72,506	0.45	0.06	0.75	33
0.30	143,944	0.44	0.35	0.75	71
1.76	106,625	0.45	1.23	0.76	48
1.33	67,256	0.44	1.32	0.77	50

0.27	2,073,626	0.24	1.04	0.51	16
(0.53)	3,984,195	0.25	0.26	0.50	33
0.51	6,666,678	0.24	0.53	0.50	71
1.96	4,050,886	0.25	1.43	0.50	48
1.60	3,021,190	0.24	1.42	0.52	50
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Municipal Bond Funds	191

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 for JPM I and JPM II and November 11, 2015 for JPM IV, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.
The following are 8 separate funds of the Trusts (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan California Tax Free Bond Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan High Yield Municipal Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan National Municipal Income Fund (formerly known as JPMorgan Intermediate Tax Free Bond Fund)(1)	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan New York Tax Free Bond Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan Short-Intermediate Municipal Bond Fund	Class A, Class C, Class I and Class R6	JPM II	Diversified
JPMorgan Sustainable Municipal Income Fund	Class A, Class C, Class I and Class R6	JPM II	Diversified
JPMorgan Tax Free Bond Fund	Class A, Class C, Class I and Class R6	JPM II	Diversified
JPMorgan Ultra-Short Municipal Fund	Class A and Class I	JPM IV	Diversified

(1)	Effective September 1, 2022, JPMorgan Interrmediate Tax Free Bond Fund changed its name to JPMorgan National Municipal Income Fund.
Effective March 1, 2023, shares of JPMorgan High Yield Municipal Income Fund and JPMorgan Sustainable Municipal Income Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares High Yield Municipal Income Fund and Sustainable Municipal Income Fund unless they meet certain requirements as described High Yield Municipal Income Fund’s and Sustainable Municipal Income Fund’s prospectuses.
At a meeting held on February 7-9, 2023, the Board approved the reorganization (each, a “Reorganization”) of each of the following mutual funds (each an “Acquired Fund” and collectively the “Acquired Funds”) into a newly created exchange-traded fund (each, an “Acquiring Fund” and collectively the “Acquiring Funds”) which are expected to occur as of the close of business on July 14, 2023 (“Closing Date”).
Acquired Fund	Acquiring Fund
JPMorgan High Yield Municipal Income Fund	JPMorgan High Yield Municipal Income ETF, a series of J.P. Morgan Exchange-Traded Trust
JPMorgan Sustainable Municipal Income Fund	JPMorgan Sustainable Municipal Income ETF, a series of J.P. Morgan Exchange-Traded Trust
Following each Reorganization, each Acquired Fund’s performance and financial history will be adopted by its corresponding Acquiring Fund.  In connection with each Reorganization, shareholders of an Acquired Fund (except as noted below) will receive shares of the corresponding Acquiring Fund equal in value to the number of shares of the Acquired Fund they own on the Closing Date, including a cash payment in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable. Shareholders of an Acquired Fund who do not hold their shares through a brokerage account that can accept shares of an Acquiring Fund on the Closing Date will have their Fund shares liquidated, and such shareholders will receive cash equal in value to their shares, which cash payment may be taxable. Shareholders of an Acquired Fund who hold their shares through a fund direct individual retirement account and do not take action prior to the Reorganization will have their Fund shares exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to their Acquired Fund shares. The Acquiring Funds each will have the same investment adviser, investment objective and fundamental investment policies and substantially similar investment strategies as the respective Acquired Fund. It is anticipated that effective as of the closing date, the Acquired Funds will both cease operations in connection with the consummation of the Reorganization.
The investment objective of JPMorgan California Tax Free Bond Fund (“California Tax Free Bond Fund”) is to seek to provide high after-tax total return for California residents consistent with moderate risk of capital.
The investment objective of JPMorgan High Yield Municipal Fund (“High Yield Municipal Fund”) is to seek a high level of current income exempt from federal income taxes.

192	J.P. Morgan Municipal Bond Funds	February 28, 2023

The investment objective of JPMorgan National Municipal Income Fund ("National Municipal Income Fund") is to seek to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations. For purposes of the Fund’s investment objective, “gross income” means gross income for federal tax purposes.
The investment objective of JPMorgan New York Tax Free Bond Fund (“New York Tax Free Bond Fund”) is to seek to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from New York State and New York City personal income taxes. It also seeks to protect the value of your investment.
The investment objective of JPMorgan Short-Intermediate Municipal Bond Fund (“Short-Intermediate Bond Fund”), JPMorgan Tax Free Bond Fund (“Tax Free Bond Fund”) and JPMorgan Ultra-Short Municipal Fund (“Ultra-Short Municipal Fund”) is to seek as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.
The investment objective of JPMorgan Sustainable Municipal Income Fund (“Sustainable Municipal Income Fund”) is to seek current income exempt from federal income taxes.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Class C Shares automatically convert to Class A Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the "Boards"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.
Under Section 2(a)(41) of the 1940 Act, the Boards are required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Boards may designate the performance of these fair valuation determinations to a valuation designee. The Boards have designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Boards subject to appropriate oversight by the Boards. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

February 28, 2023	J.P. Morgan Municipal Bond Funds	193

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
(Dollar values in thousands)
Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s net asset value ("NAV") per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations. Swap contracts are valued utilizing market quotations from approved Pricing Services.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
California Tax Free Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Municipal Bonds	$—	$273,208	$—	$273,208
Short-Term Investments
Investment Companies	6,651	—	—	6,651
Total Investments in Securities	$6,651	$273,208	$—	$279,859
There were no significant transfers into or out of level 3 for the year ended February 28, 2023.
High Yield Municipal Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$300,442	$—	$300,442
Depreciation in Other Financial Instruments
Swaps (a)	$—	$(787)	$—	$(787)

(a)	Please refer to the SOI for specifics of portfolio holdings.

National Municipal Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Municipal Bonds	$—	$3,383,218	$—	$3,383,218

194	J.P. Morgan Municipal Bond Funds	February 28, 2023

National Municipal Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investments
Investment Companies	$134,839	$—	$—	$134,839
Total Investments in Securities	$134,839	$3,383,218	$—	$3,518,057
Appreciation in Other Financial Instruments
Futures Contracts	$19	$—	$—	$19
Depreciation in Other Financial Instruments
Swaps	—	(9,422)	—	(9,422)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$19	$(9,422)	$—	$(9,403)

New York Tax Free Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Municipal Bonds	$—	$345,159	$—	$345,159
Short-Term Investments
Investment Companies	11,948	—	—	11,948
Total Investments in Securities	$11,948	$345,159	$—	$357,107

Short-Intermediate Municipal Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Collateralized Mortgage Obligations	$—	$32	$—	$32
Municipal Bonds	—	997,738	—	997,738
Short-Term Investments
Investment Companies	70,373	—	—	70,373
Total Investments in Securities	$70,373	$997,770	$—	$1,068,143

Sustainable Municipal Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant observable inputs	Total
Investments in Securities
Municipal Bonds
Alabama	$—	$2,823	$—	$2,823
Alaska	—	297	—	297
Arizona	—	12,083	—	12,083
California	—	15,827	—	15,827
Colorado	—	8,466	—	8,466
Connecticut	—	3,538	—	3,538
Delaware	—	2,758	—	2,758
District of Columbia	—	5,334	—	5,334
Florida	—	25,042	—	25,042
Georgia	—	3,337	—	3,337

February 28, 2023	J.P. Morgan Municipal Bond Funds	195

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
(Dollar values in thousands)
Sustainable Municipal Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant observable inputs	Total
Illinois	$—	$14,504	$—	$14,504
Indiana	—	6,770	—	6,770
Iowa	—	1,807	—	1,807
Kansas	—	699	—	699
Kentucky	—	583	—	583
Louisiana	—	2,316	—	2,316
Maine	—	1,030	—	1,030
Maryland	—	2,796	—	2,796
Massachusetts	—	11,527	—	11,527
Michigan	—	3,592	—	3,592
Minnesota	—	6,048	—	6,048
Mississippi	—	929	—	929
Missouri	—	1,508	—	1,508
Nebraska	—	1,785	—	1,785
Nevada	—	1,231	—	1,231
New Hampshire	—	6,312	—	6,312
New Jersey	—	8,171	—	8,171
New Mexico	—	790	—	790
New York	—	13,575	—	13,575
North Carolina	—	1,271	—	1,271
North Dakota	—	1,611	—	1,611
Ohio	—	10,623	—	10,623
Oklahoma	—	1,985	—(a)	1,985
Oregon	—	2,765	—	2,765
Other	—	865	—	865
Pennsylvania	—	15,921	—	15,921
South Carolina	—	684	—	684
South Dakota	—	1,601	—	1,601
Tennessee	—	4,148	—	4,148
Texas	—	11,772	—	11,772
Utah	—	7,804	—	7,804
Vermont	—	3,918	—	3,918
Virginia	—	1,122	—	1,122
Washington	—	10,335	—	10,335
Wisconsin	—	9,217	—	9,217
Wyoming	—	358	—	358
Total Municipal Bonds	—	251,478	—(a)	251,478
Short-Term Investments
Investment Companies	10,265	—	—	10,265
Total Investments in Securities	$10,265	$251,478	$—(a)	$261,743
Appreciation in Other Financial Instruments
Futures Contracts	$1	$—	$—	$1

196	J.P. Morgan Municipal Bond Funds	February 28, 2023

Sustainable Municipal Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant observable inputs	Total
Depreciation in Other Financial Instruments
Swaps	$—	$(663)	$—	$(663)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$1	$(663)	$—	$(662)

(a)	Amount rounds to less than one thousand.

Tax Free Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Municipal Bonds	$—	$526,553	$—	$526,553
Short-Term Investments
Investment Companies	13,912	—	—	13,912
Total Investments in Securities	$13,912	$526,553	$—	$540,465
Appreciation in Other Financial Instruments
Futures Contracts	$5	$—	$—	$5
Depreciation in Other Financial Instruments
Swaps	—	(1,331)	—	(1,331)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$5	$(1,331)	$—	$(1,326)

Ultra-Short Municipal Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Municipal Bonds	$—	$2,129,163	$—	$2,129,163
Short-Term Investments
Investment Companies	154,102	—	—	154,102
Total Investments in Securities	$154,102	$2,129,163	$—	$2,283,265
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of February 28, 2023, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

February 28, 2023	J.P. Morgan Municipal Bond Funds	197

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
(Dollar values in thousands)
C. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — California Tax Free Bond Fund, High Yield Municipal Fund, National Municipal Income Fund, New York Tax Free Bond Fund, Short-Intermediate Municipal Bond Fund, Sustainable Municipal Income Fund, Tax Free Bond Fund and Ultra-Short Municipal Bond Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.
California Tax Free Bond Fund, High Yield Municipal Fund, National Municipal Income Fund, Short-Intermediate Municipal Bond Fund, Sustainable Municipal Income Fund, Tax Free Bond Fund and Ultra-Short Municipal Bond Fund had when-issued securities, delayed delivery securities or forward commitments outstanding as of February 28, 2023, which are shown as a Receivable for Investment securities sold —  delayed delivery securities and a Payable for Investment securities purchased — delayed delivery securities, respectively,  on the Statements of Assets and Liabilities. The values of these securities held at February 28, 2023 are detailed on the SOIs, if any.
D. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
The Funds did not lend out any securities during the year ended February 28, 2023.

198	J.P. Morgan Municipal Bond Funds	February 28, 2023

E. Investment Transactions with Affiliates — The Funds invested in Underlying Funds, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
California Tax Free Bond Fund
For the year ended February 28, 2023
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2023	Shares at February 28, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 2.93% (a) (b)	$9,234	$169,004	$171,588	$3	$(2)	$6,651	6,650	$79	$—(c)

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2023.
(c)	Amount rounds to less than one thousand.

High Yield Municipal Fund
For the year ended February 28, 2023
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2023	Shares at February 28, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 2.93% (a) (b)	$2,497	$209,497	$211,994	$1	$(1)	$—	—	$97	$—(c)

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2023.
(c)	Amount rounds to less than one thousand.

National Municipal Income Fund
For the year ended February 28, 2023
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2023	Shares at February 28, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 2.93% (a) (b)	$81,485	$1,759,429	$1,706,095	$14	$6	$134,839	134,812	$1,166	$2

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2023.

February 28, 2023	J.P. Morgan Municipal Bond Funds	199

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
(Dollar values in thousands)
New York Tax Free Bond Fund
For the year ended February 28, 2023
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2023	Shares at February 28, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 2.93% (a) (b)	$3,522	$144,396	$135,971	$1	$—(c)	$11,948	11,946	$174	$1

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2023.
(c)	Amount rounds to less than one thousand.

Short-Intermediate Municipal Bond Fund
For the year ended February 28, 2023
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2023	Shares at February 28, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 2.93% (a) (b)	$68,570	$933,554	$931,723	$(24)	$(4)	$70,373	70,359	$847	$6

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2023.

Sustainable Municipal Income Fund
For the year ended February 28, 2023
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2023	Shares at February 28, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 2.93% (a) (b)	$4,996	$188,475	$183,204	$(1)	$(1)	$10,265	10,263	$198	$1

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2023.

Tax Free Bond Fund
For the year ended February 28, 2023
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2023	Shares at February 28, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 2.93% (a) (b)	$24,536	$192,426	$203,049	$—(c)	$(1)	$13,912	13,909	$204	$1

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2023.
(c)	Amount rounds to less than one thousand.

200	J.P. Morgan Municipal Bond Funds	February 28, 2023

Ultra-Short Municipal Fund
For the year ended February 28, 2023
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2023	Shares at February 28, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 2.93% (a) (b)	$175,698	$2,419,837	$2,441,422	$(25)	$14	$154,102	154,071	$3,726	$8

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2023.
F. Derivatives —California Tax Free Bond Fund, JPMorgan High Yield Municipal Fund, JPMorgan National Municipal Income Fund, JPMorgan New York Tax Free Bond Fund, JPMorgan Sustainable Municipal Income Fund and JPMorgan Tax Free Bond Fund used derivative instruments including futures contracts and swaps, in connection with their investment strategy. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.
The Funds may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing the Funds to close out their position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds' risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.
The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds' ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds' net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.
Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark-to-market gains to the Funds.
Notes F(1) — F(2) below describe the various derivatives used by the Funds.
(1) Futures Contracts — California Tax Free Bond Fund, National Municipal Income Fund, New York Tax Free Bond Fund, Sustainable Municipal Income Fund and Tax Free Bond Fund used interest rate and treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to interest rate risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade.

February 28, 2023	J.P. Morgan Municipal Bond Funds	201

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
(Dollar values in thousands)
Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
(2) Swaps —  JPMorgan High Yield Municipal Fund, JPMorgan National Municipal Income Fund, JPMorgan Sustainable Municipal Income Fund and JPMorgan Tax Free Bond Fund engaged in various swap transactions, including total return basket swaps, to manage total return risks within its portfolio. The Funds also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between a fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.
Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Portfolio Investments, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on swaps on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.
The Funds’ OTC swap contracts are subject to master netting arrangements.
Credit Default Swaps
JPMorgan High Yield Municipal Fund, JPMorgan National Municipal Income Fund, JPMorgan Sustainable Municipal Income Fund and JPMorgan Tax Free Bond Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.
The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.
Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.
If a credit event occurs, the Funds, as protection sellers, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.
(3) Summary of Derivatives Information —The following tables present the value of derivatives held as of February 28, 2023, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:
	High Yield Municipal Fund	National Municipal Income Fund	Sustainable Municipal Income Fund	Tax Free Bond Fund
Interest Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts *	$—	$19	$1	$5
Credit Risk Exposure:
Swaps at Value (Liabilities) **	(320)	(3,703)	(258)	(524)

202	J.P. Morgan Municipal Bond Funds	February 28, 2023

	High Yield Municipal Fund	National Municipal Income Fund	Sustainable Municipal Income Fund	Tax Free Bond Fund
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts *	$—	$19	$1	$5
Swaps at Value **	(320)	(3,703)	(258)	(524)

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
**	Includes the fair value of centrally cleared swap contracts as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
The following tables present the effect of derivatives on the Statements of Operations for the year ended February 28, 2023, by primary underlying risk exposure:
	California Tax Free Bond Fund	High Yield Municipal Fund	National Municipal Income Fund	New York Tax Free Bond Fund	Sustainable Municipal Income Fund	Tax Free Bond Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Interest Rate Risk Exposure:
Futures Contracts	$1,492	$—	$19,571	$270	$250	$3,522
Credit Exposure Risk:
Swap Contracts	—	(142)	(1,427)	—	(99)	(199)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Interest Rate Risk Exposure:
Futures Contracts	—	—	1,647	35	17	255
Credit Exposure Risk:
Swap Contracts	—	(787)	(9,422)	—	(663)	(1,331)
Derivatives Volume
The table below discloses the volume of the Funds' futures contracts and swaps activity during the year ended February 28, 2023. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:
	California Tax Free Bond Fund	High Yield Municipal Fund	National Municipal Income Fund	New York Tax Free Bond Fund	Sustainable Municipal Income Fund	Tax Free Bond Fund
Futures Contracts:
Average Notional Balance Short	$(6,711)	$—	$(104,266)	$(673)	$(1,504)	$(19,674)
Ending Notional Balance Short	—	—	(49,154)	—	(1,408)	(11,764)
Credit Default Swaps:
Average Notional Balance - Buy Protection	—	5,773	66,992	—	4,688	9,469
Ending Notional Balance - Buy Protection	—	13,050	151,300	—	10,550	21,400
G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.

February 28, 2023	J.P. Morgan Municipal Bond Funds	203

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
(Dollar values in thousands)
H. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended February 28, 2023 are as follows:
	Class A	Class C	Class I	Class R6	Total
California Tax Free Bond Fund
Transfer agency fees	$4	$—(a)	$1	$1	$6
High Yield Municipal Fund
Transfer agency fees	3	1	3	—(a)	7
National Municipal Income Fund
Transfer agency fees	9	1	8	24	42
New York Tax Free Bond Fund
Transfer agency fees	8	—(a)	2	1	11
Short-Intermediate Municipal Bond Fund
Transfer agency fees	1	—(a)	5	5	11
Sustainable Municipal Income Fund
Transfer agency fees	2	—(a)	2	1	5
Tax Free Bond Fund
Transfer agency fees	10	—(a)	3	1	14
Ultra-Short Municipal Fund
Transfer agency fees	3	n/a	18	n/a	21

(a)	Amount rounds to less than one thousand.
I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of February 28, 2023, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

204	J.P. Morgan Municipal Bond Funds	February 28, 2023

J. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared  and paid at least monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital  accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
California Tax Free Bond Fund	$—	$(8)	$8
High Yield Municipal Fund	—	(58)	58
National Municipal Income Fund	—	(176)	176
Short-Intermediate Municipal Bond Fund	—	(114)	114
Sustainable Municipal Income Fund	—	(21)	21
Tax Free Bond Fund	—	(22)	22
The reclassifications for the Funds relate primarily to tax adjustments on certain investments.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund's respective average daily net assets. The annual rate for each Fund is as follows:

California Tax Free Bond Fund	0.30%
High Yield Municipal Fund	0.35
National Municipal Income Fund	0.30
New York Tax Free Bond Fund	0.30
Short-Intermediate Municipal Bond Fund	0.25
Sustainable Municipal Income Fund	0.30
Tax Free Bond Fund	0.30
Ultra-Short Municipal Fund	0.15
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund's respective average daily net assets, plus 0.050% of each Fund's respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund's respective average daily net assets between $20 billion and $25 billion, plus 0.010% of each Fund's respective average daily net assets in excess of $25 billion. For the year ended February 28, 2023, the effective rate was 0.075% of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to JPMIM.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each

February 28, 2023	J.P. Morgan Municipal Bond Funds	205

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
(Dollar values in thousands)
Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
Class A	Class C
0.25%	0.75%
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares, except for Ultra-Short Municipal Fund which has no sales charge, and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended February 28, 2023, JPMDS retained the following:
	Front-End Sales Charge	CDSC
California Tax Free Bond Fund	$2	$—
High Yield Municipal Fund	3	1
National Municipal Income Fund	16	2
New York Tax Free Bond Fund	2	—
Short-Intermediate Municipal Bond Fund	6	2
Sustainable Municipal Income Fund	1	1
Tax Free Bond Fund	5	2
Effective March 1, 2023 front-end sales charges and CDSC fees on the applicable share classes of High Yield Municipal Fund and Sustainable Municipal Income Fund were no longer imposed.
D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I
California Tax Free Bond Fund	0.25%	0.25%	0.25%
High Yield Municipal Fund	0.25	0.25	0.25
National Municipal Income Fund	0.25	0.25	0.25
New York Tax Free Bond Fund	0.25	0.25	0.25
Short-Intermediate Municipal Bond Fund	0.25	0.25	0.25
Sustainable Municipal Income Fund	0.25	0.25	0.25
Tax Free Bond Fund	0.25	0.25	0.25
Ultra-Short Municipal Fund	0.25	n/a	0.25
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

206	J.P. Morgan Municipal Bond Funds	February 28, 2023

F. Waivers and Reimbursements —The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class R6
California Tax Free Bond Fund	0.55% (1)	1.05% (1)	0.45% (1)	0.35%(1)
High Yield Municipal Fund	0.65	1.15	0.55	0.45
National Municipal Income Fund	0.65	1.20	0.40	0.30
New York Tax Free Bond Fund	0.55(2)	1.05(2)	0.45(2)	0.35(2)
Short-Intermediate Municipal Bond Fund	0.70	1.20	0.25	0.20
Sustainable Municipal Income Fund	0.70	1.25	0.45	0.35
Tax Free Bond Fund	0.67	1.25	0.45	0.40
Ultra-Short Municipal Fund	0.45	n/a	0.25	n/a

(1)	Prior to November 1, 2022, the contractual expense limitation was 0.60%, 1.10%, 0.50%, and 0.40% for Class A, Class C, Class I, and Class R6, respectively.
(2)	Prior to November 1, 2022, the contractual expense limitation was 0.75%, 1.25%, 0.50%, and 0.40% for Class A, Class C, Class I, and Class R6, respectively.
The expense limitation agreements were in effect for the year ended February 28, 2023 and the contractual expense limitation percentages in the table above are in place until at least June 30, 2023.
For the year ended February 28, 2023, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
California Tax Free Bond Fund	$129	$86	$441	$656	$72
High Yield Municipal Fund	152	101	717	970	90
National Municipal Income Fund	2,435	1,623	1,498	5,556	—
New York Tax Free Bond Fund	125	83	394	602	26
Short-Intermediate Municipal Bond Fund	1,220	811	1,152	3,183	1
Sustainable Municipal Income Fund	232	151	313	696	—
Tax Free Bond Fund	159	106	936	1,201	—
Ultra-Short Municipal Fund	4,601	2,300	1,065	7,966	—
Effective March 1, 2023, distribution fees on the applicable share classes of High Yield Municipal Fund and Sustainable Municipal Income Fund are being voluntarily waived by JPMDS.
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/ or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the year ended February 28, 2023 were as follows:

California Tax Free Bond Fund	$7
High Yield Municipal Fund	9
National Municipal Income Fund	104
New York Tax Free Bond Fund	11
Short-Intermediate Municipal Bond Fund	55

February 28, 2023	J.P. Morgan Municipal Bond Funds	207

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
(Dollar values in thousands)

Sustainable Municipal Income Fund	$15
Tax Free Bond Fund	19
Ultra-Short Municipal Fund	372
JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the year ended February 28, 2023 the amount of these reimbursements were as follows:

California Tax Free Bond Fund	$2
High Yield Municipal Fund	2
National Municipal Income Fund	2
New York Tax Free Bond Fund	2
Short-Intermediate Municipal Bond Fund	2
Sustainable Municipal Income Fund	2
Tax Free Bond Fund	2
Ultra-Short Municipal Fund	2
G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the year ended February 28, 2023, High Yield Municipal Fund, National Municipal Income Fund, Short-Intermediate Municipal Bond Fund, Sustainable Municipal Income Fund and Tax Free Bond Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended February 28, 2023, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
California Tax Free Bond Fund	$79,945	$157,176
High Yield Municipal Fund	75,737	195,518
National Municipal Income Fund	1,375,336	2,013,402
New York Tax Free Bond Fund	104,554	100,555
Short-Intermediate Municipal Bond Fund	92,224	486,504
Sustainable Municipal Income Fund	98,165	124,555
Tax Free Bond Fund	229,057	259,876
Ultra-Short Municipal Fund	427,412	1,666,578
During the year ended February 28, 2023, there were no purchases or sales of U.S. Government securities.

208	J.P. Morgan Municipal Bond Funds	February 28, 2023

5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 28, 2023 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
California Tax Free Bond Fund	$283,787	$1,982	$5,910	$(3,928)
High Yield Municipal Fund	344,608	706	45,192	(44,486)
National Municipal Income Fund	3,631,197	27,239	144,063	(116,824)
New York Tax Free Bond Fund	361,077	1,713	5,683	(3,970)
Short-Intermediate Municipal Bond Fund	1,118,408	416	50,681	(50,265)
Sustainable Municipal Income Fund	277,459	900	16,873	(15,973)
Tax Free Bond Fund	574,952	5,924	40,930	(35,006)
Ultra-Short Municipal Fund	2,328,650	485	45,870	(45,385)
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax adjustments on certain investments and wash sale loss deferrals.
The tax character of distributions paid during the year ended February 28, 2023 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
California Tax Free Bond Fund	$7	$—	$6,643	$6,650
High Yield Municipal Fund	282	—	13,305	13,587
National Municipal Income Fund	660	3,524	110,750	114,934
New York Tax Free Bond Fund	11	—	7,669	7,680
Short-Intermediate Municipal Bond Fund	44	—	21,965	22,009
Sustainable Municipal Income Fund	23	—	7,006	7,029
Tax Free Bond Fund	131	—	17,341	17,472
Ultra-Short Municipal Fund	126	—	32,120	32,246

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended February 28, 2022 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
California Tax Free Bond Fund	$87	$—	$6,175	$6,262
High Yield Municipal Fund	239	—	14,714	14,953
National Municipal Income Fund	1,999	35,970	109,340	147,309
New York Tax Free Bond Fund	2	—	7,205	7,207
Short-Intermediate Municipal Bond Fund	1	—	24,496	24,497
Sustainable Municipal Income Fund	121	—	6,184	6,305
Tax Free Bond Fund	1	—	15,068	15,069
Ultra-Short Municipal Fund	113	—	13,856	13,969

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

February 28, 2023	J.P. Morgan Municipal Bond Funds	209

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
(Dollar values in thousands)
As of February 28, 2023, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Tax exempt income	Unrealized Appreciation (Depreciation)
California Tax Free Bond Fund	$(10,131)	$21	$(3,928)
High Yield Municipal Fund	(14,778)	80	(44,486)
National Municipal Income Fund	(40,001)	925	(116,824)
New York Tax Free Bond Fund	(5,630)	32	(3,970)
Short-Intermediate Municipal Bond Fund	(20,467)	72	(50,265)
Sustainable Municipal Income Fund	(6,343)	59	(15,973)
Tax Free Bond Fund	(26,349)	116	(35,006)
Ultra-Short Municipal Fund	(15,106)	8	(45,385)
The cumulative timing differences primarily consist of post-October capital loss deferrals, trustee deferred compensation, tax adjustments on certain investments and wash sale loss deferrals.
At February 28, 2023, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
California Tax Free Bond Fund	$3,488	$6,643
High Yield Municipal Fund	2,498	12,280
National Municipal Income Fund	20,219	19,782
New York Tax Free Bond Fund	3,595	2,035
Short-Intermediate Municipal Bond Fund	14,524	5,943
Sustainable Municipal Income Fund	1,267	5,076
Tax Free Bond Fund	15,480	10,869
Ultra-Short Municipal Fund	7,988	7,118
Net capital losses (gains)  incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended February 28, 2023, the Funds deferred to March 1, 2023 the following net capital losses (gains) of:
	Net Capital Losses (Gains)
	Short-Term	Long-Term
California Tax Free Bond Fund	$380	$4,301
High Yield Municipal Fund	218	2,607
National Municipal Income Fund	8,961	12,273
New York Tax Free Bond Fund	79	1,932
Short-Intermediate Municipal Bond Fund	10	1,174
Sustainable Municipal Income Fund	227	586
Tax Free Bond Fund	1,735	7,442
Ultra-Short Municipal Fund	2	1,081
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current

210	J.P. Morgan Municipal Bond Funds	February 28, 2023

bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund at  February 28, 2023. Average borrowings from the Facility during the year ended February 28, 2023 were as follows:
	Average Borrowings	Average Interest Rate paid	Number of Days Outstanding	Interest Paid
Short-Intermediate Municipal Bond Fund	$4,547	2.29%	1	$—(a)

(a)	Amount rounds to less than one thousand.
The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended February 28, 2023.
The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 9, 2022, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a change in the interest associated with any borrowing to the higher, on the day of the borrowing, of (a) the federal funds effective rate, or (b) the one-month Adjusted SOFR Rate plus Applicable Margin.
The Funds did not utilize the Credit Facility during the year ended February 28, 2023.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

February 28, 2023	J.P. Morgan Municipal Bond Funds	211

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
(Dollar values in thousands)
As of February 28, 2023, the following Funds had  individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund's outstanding shares  as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
California Tax Free Bond Fund	1	65.5%	1	12.3%
High Yield Municipal Fund	1	12.7	3	55.2
National Municipal Income Fund	1	75.3	—	—
New York Tax Free Bond Fund	1	73.7	—	—
Short-Intermediate Municipal Bond Fund	1	74.2	1	10.3
Sustainable Municipal Income Fund	1	41.5	2	31.7
Tax Free Bond Fund	1	49.5	1	26.6
Ultra-Short Municipal Fund	1	73.6	1	14.9
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
The Funds are subject to interest rate risk. Investments in bonds and other debt securities will change in value based on changes in interest rates.  If rates increase, the value of these investments generally declines.  Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.  The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may increase interest rates or the timing, frequency, or magnitude of such increases. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
The Funds are subject to credit risk. The Funds' investments are subject to the risk that an issuer and/or a counterparty will fail to make payments when due or default completely. Prices of the Funds' investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Funds' securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e. the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
High Yield Municipal Fund invests in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Funds are intended for investors who are able and willing to assume a high degree of risk.
The Funds invest primarily in a portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. California Tax Free Bond Fund and New York Tax Free Bond Fund primarily invest in issuers in the states of California and New York, respectively. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Funds’ ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.
Sustainable Municipal Income Fund’s investment in securities whose use of proceeds, in the Adviser’s opinion, provide positive social or environmental benefits could cause it to perform differently compared to funds that do not have such a policy. Investing in securities whose use of proceeds, in the Adviser’s opinion, provide positive social or environmental benefits may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the municipal bonds identified by the Adviser’s use of proceeds determination do not operate as expected when addressing positive social or environmental benefits. The Adviser’s assessment of the positive social or environmental impact of a municipal bond’s proceeds is made at the time of purchase and the actual use of proceeds by the issuer could vary over time, which could cause the Fund to be invested in bonds that do not comply with the Fund’s approach towards considering social or environmental characteristics. The factors that the Adviser considers in evaluating whether a security has positive social or environmental benefits may change over time. There are significant differences in interpretations of what it means to promote positive social or environmental benefits. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other’s views.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication

212	J.P. Morgan Municipal Bond Funds	February 28, 2023

of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

February 28, 2023	J.P. Morgan Municipal Bond Funds	213

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Boards of Trustees of JPMorgan Trust I, JPMorgan Trust II and JPMorgan Trust IV and Shareholders of JPMorgan California Tax Free Bond Fund, JPMorgan High Yield Municipal Fund, JPMorgan National Municipal Income Fund, JPMorgan New York Tax Free Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Sustainable Municipal Income Fund, JPMorgan Tax Free Bond Fund and JPMorgan Ultra–Short Municipal Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan California Tax Free Bond Fund, JPMorgan High Yield Municipal Fund, JPMorgan National Municipal Income Fund (formerly known as JPMorgan Intermediate Tax Free Bond Fund) and JPMorgan New York Tax Free Bond Fund (four of the funds constituting JPMorgan Trust I), JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Sustainable Municipal Income Fund and JPMorgan Tax Free Bond Fund (three of the funds constituting JPMorgan Trust II) and JPMorgan Ultra-Short Municipal Fund (one of the funds constituting JPMorgan Trust IV) (hereafter collectively referred to as the "Funds") as of February 28, 2023, the related statements of operations for the year ended February 28, 2023, the statements of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
April 26, 2023
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

214	J.P. Morgan Municipal Bond Funds	February 28, 2023

TRUSTEES
(Unaudited)
The Funds' Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	178	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	178	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	178	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	178
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	178	None

February 28, 2023	J.P. Morgan Municipal Bond Funds	215

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	178	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	178
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	178
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	178	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	178	None
Marilyn McCoy (1948); Trustee since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	178	None

216	J.P. Morgan Municipal Bond Funds	February 28, 2023

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Dr. Robert A. Oden, Jr. (1946); Trustee since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	178
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	178	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2014.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	178
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	178	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	178	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (178 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.

February 28, 2023	J.P. Morgan Municipal Bond Funds	217

TRUSTEES
(Unaudited) (continued)
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

218	J.P. Morgan Municipal Bond Funds	February 28, 2023

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962) Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Vonnegut-Gabovitch has been with JPMorgan Chase & Co. since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2023)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase & Co. since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Executive Director, J.P. Morgan Investment Management Inc. Mr. Fleytekh has been with J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Gaines has been with J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.

February 28, 2023	J.P. Morgan Municipal Bond Funds	219

OFFICERS
(Unaudited) (continued)
Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

220	J.P. Morgan Municipal Bond Funds	February 28, 2023

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, September 1, 2022, and continued to hold your shares at the end of the reporting period, February 28, 2023.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan California Tax Free Bond Fund
Class A
Actual	$1,000.00	$1,009.30	$2.84	0.57%
Hypothetical	1,000.00	1,021.97	2.86	0.57
Class C
Actual	1,000.00	1,006.80	5.32	1.07
Hypothetical	1,000.00	1,019.49	5.36	1.07
Class I
Actual	1,000.00	1,009.00	2.34	0.47
Hypothetical	1,000.00	1,022.46	2.36	0.47
Class R6
Actual	1,000.00	1,009.50	1.84	0.37
Hypothetical	1,000.00	1,022.96	1.86	0.37
JPMorgan High Yield Municipal Fund
Class A
Actual	1,000.00	973.40	3.18	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Class C
Actual	1,000.00	970.90	5.62	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15
Class I
Actual	1,000.00	973.90	2.69	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55
Class R6
Actual	1,000.00	974.40	2.20	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45

February 28, 2023	J.P. Morgan Municipal Bond Funds	221

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan National Municipal Income Fund (formerly known as JPMorgan Intermediate Tax Free Bond Fund)
Class A
Actual	$1,000.00	$1,004.90	$3.23	0.65%
Hypothetical	1,000.00	1,021.57	3.26	0.65
Class C
Actual	1,000.00	1,002.30	5.96	1.20
Hypothetical	1,000.00	1,018.84	6.01	1.20
Class I
Actual	1,000.00	1,006.30	1.99	0.40
Hypothetical	1,000.00	1,022.81	2.01	0.40
Class R6
Actual	1,000.00	1,006.80	1.49	0.30
Hypothetical	1,000.00	1,023.31	1.51	0.30
JPMorgan New York Tax Free Bond Fund
Class A
Actual	1,000.00	1,008.60	3.04	0.61
Hypothetical	1,000.00	1,021.77	3.06	0.61
Class C
Actual	1,000.00	1,006.00	5.57	1.12
Hypothetical	1,000.00	1,019.24	5.61	1.12
Class I
Actual	1,000.00	1,007.70	2.29	0.46
Hypothetical	1,000.00	1,022.51	2.31	0.46
Class R6
Actual	1,000.00	1,009.80	1.79	0.36
Hypothetical	1,000.00	1,023.01	1.81	0.36
JPMorgan Short-Intermediate Municipal Bond Fund
Class A
Actual	1,000.00	1,001.60	3.42	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class C
Actual	1,000.00	1,000.00	5.90	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class I
Actual	1,000.00	1,004.80	1.19	0.24
Hypothetical	1,000.00	1,023.60	1.20	0.24
Class R6
Actual	1,000.00	1,005.00	0.94	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19
JPMorgan Sustainable Municipal Income Fund
Class A
Actual	1,000.00	996.70	3.42	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class C
Actual	1,000.00	992.80	6.13	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class I
Actual	1,000.00	997.90	2.18	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44

222	J.P. Morgan Municipal Bond Funds	February 28, 2023

	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Sustainable Municipal Income Fund (continued)
Class R6
Actual	$1,000.00	$997.30	$1.68	0.34%
Hypothetical	1,000.00	1,023.11	1.71	0.34
JPMorgan Tax Free Bond Fund
Class A
Actual	1,000.00	995.10	3.31	0.67
Hypothetical	1,000.00	1,021.47	3.36	0.67
Class C
Actual	1,000.00	992.20	6.17	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class I
Actual	1,000.00	997.10	2.23	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class R6
Actual	1,000.00	996.50	1.98	0.40
Hypothetical	1,000.00	1,022.81	2.01	0.40
JPMorgan Ultra-Short Municipal Fund
Class A
Actual	1,000.00	1,007.50	2.19	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
Class I
Actual	1,000.00	1,008.50	1.20	0.24
Hypothetical	1,000.00	1,023.60	1.20	0.24

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

February 28, 2023	J.P. Morgan Municipal Bond Funds	223

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Pursuant to an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission, the Program permits the Funds use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 7, 2023, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the Exemptive Order and whether all applicable Funds were in compliance with the terms of the Exemptive Order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

224	J.P. Morgan Municipal Bond Funds	February 28, 2023

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended February 28, 2023. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2023. The information necessary to complete your income tax returns for the calendar year ending December 31, 2023 will be provided under separate cover.
Long Term Capital Gain
Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended February 28, 2023:
Long-Term Capital Gain Distribution
JPMorgan National Municipal Income Fund (formerly known as JPMorgan Intermediate Tax Free Bond Fund)	$3,524
Tax Exempt Income
Each Fund listed below had the following amount, or maximum allowable amount, of dividends paid from investment income that are exempt from federal income tax for the fiscal year ended February 28, 2023:
Exempt Distributions Paid
JPMorgan California Tax Free Bond Fund	$6,643
JPMorgan High Yield Municipal Fund	13,305
JPMorgan National Municipal Income Fund (formerly known as JPMorgan Intermediate Tax Free Bond Fund)	110,750
JPMorgan New York Tax Free Bond Fund	7,669
JPMorgan Short-Intermediate Municipal Bond Fund	21,965
JPMorgan Sustainable Municipal Income Fund	7,006
JPMorgan Tax Free Bond Fund	17,341
JPMorgan Ultra-Short Municipal Fund	32,120

February 28, 2023	J.P. Morgan Municipal Bond Funds	225

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
○Social Security number and account balances
○transaction history and account transactions
○checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions? Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds collect my personal information?	We collect your personal information, for example, when you:
○open an account or provide contact information
○give us your account information or pay us by check
○make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:
○sharing for affiliates’ everyday business purposes – information about your creditworthiness
○affiliates from using your information to market to you
○sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
○J.P. Morgan Funds doesn’t jointly market.

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of the Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. February 2023.
AN-MUNIBOND-223

Annual Report
J.P. Morgan Money Market Funds
February 28, 2023
JPMorgan Prime Money Market Fund
JPMorgan Institutional Tax Free Money Market Fund
JPMorgan Securities Lending Money Market Fund
JPMorgan Liquid Assets Money Market Fund
JPMorgan U.S. Government Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund
JPMorgan Federal Money Market Fund
JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan Tax Free Money Market Fund
JPMorgan Municipal Money Market Fund
JPMorgan California Municipal Money Market Fund
JPMorgan New York Municipal Money Market Fund

The following disclosure applies to the JPMorgan Liquid Assets Money Market Fund, JPMorgan Tax Free Money Market Fund, JPMorgan Municipal Money Market Fund, JPMorgan California Municipal Money Market Fund and JPMorgan New York Municipal Money Market Fund.
You could lose money by investing in a Fund. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. A Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.
The following disclosure applies to the JPMorgan Prime Money Market Fund, JPMorgan Institutional Tax Free Money Market Fund and JPMorgan Securities Lending Money Market Fund.
You could lose money by investing in a Fund. Because the share price of each Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. A Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.
Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.
The following disclosure applies to the JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund, JPMorgan Federal Money Market Fund and the JPMorgan 100% U.S. Treasury Securities Money Market Fund.
You could lose money by investing in a Fund. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
April 11, 2023 (Unaudited)
Dear Shareholder,
Financial markets have been more resilient in recent months following challenges from sharply rising interest rates and the outbreak of war in Ukraine in 2022. Overall, asset prices have yet to fully rebound from last year’s selloff but financial market volatility has generally receded and investors may find that certain asset valuations have become more attractive.
“In the wake of the financial market dislocations that marked 2022, we believe some investors may find potential opportunities revealed by changes in relative asset valuations.” — John T. Donohue
However, the elements that pressured financial markets last year continued to present challenges in early 2023. Additionally, this year’s collapse of two U.S. regional banks and the takeover of troubled Credit Suisse Group AG by UBS Group AG emerged as a new factor that jolted the broader financial services sector. Notably, regulators rapidly attempted to contain the risk of contagion and overall U.S. bank capitalization rates generally remained healthy.
Throughout 2022 and early 2023, investor demand for short-term U.S. debt securities surged as investors sought assets of lower perceived risk and greater liquidity. Estimated net inflows to all U.S. mutual funds reached more than half of a trillion dollars by mid-April 2023.1
In its most recent global economic forecast, the International Monetary Fund (the “IMF”) trimmed its outlook for economic growth in 2023 and warned that potential stress in the financial system could further slow economic activity. The IMF noted that it believes many countries have yet to reach peak inflationary pressure, despite recent moderation in energy and food prices. Notably, the IMF slightly increased its forecast for U.S. economic growth and lowered its economic growth forecast for both Germany and Japan.
In the wake of the financial market dislocations that marked 2022, we believe some investors may find potential opportunities revealed by changes in relative asset valuations. Regardless of the market environment, JPMorgan Global Liquidity will strive to continue to provide investors with quality short-term fixed income solutions, supported by our global expertise and resources. On behalf of JPMorgan Global Liquidity, we thank you for your continued partnership and trust in our company and our product.
1 Bloomberg L.P., April 12, 2023.
Sincerely yours,

John T. Donohue
CEO Asset Management Americas & Head of Global Liquidity
J.P. Morgan Asset Management

February 28, 2023	J.P. Morgan Money Market Funds	1

JPMorgan Prime Money Market Fund
FUND FACTS
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

Objective†	Seeks current income while seeking to maintain liquidity and a low volatility of principal
Primary Investments	High quality, short-term, U.S. dollar-denominated money market instruments
Suggested investment time frame	Short-term
Share classes offered	Academy, Agency, Capital, Empower, IM, Institutional Class, Morgan, Premier and Reserve
Net Assets as of February 28, 2023	$69.9 Billion
Weighted Average Maturity(a)	25 calendar days
Weighted Average Life(b)	51 calendar days

MATURITY SCHEDULE(a) (c)
1 calendar day	69.8%
2–7 calendar days	8.6
8–30 calendar days	6.7
31–60 calendar days	1.7
61–90 calendar days	4.1
91–180 calendar days	4.1
181+ calendar days	5.0

7-DAY SEC YIELD AS OF February 28, 2023(d)
Academy Shares	4.79%
Agency Shares	4.71
Capital Shares	4.79
Empower Shares	4.79
IM Shares	4.83
Institutional Class Shares	4.76
Morgan Shares	4.44
Premier Shares	4.51
Reserve Shares	4.25
The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).
An investment in a money market fund is not insured by the FDIC or any other government agency.
†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
(a)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

(b)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

(c)	Percentages indicated are based upon total investments as of February 28, 2023.
(d)
The yields for Academy Shares, Agency Shares, Capital Shares, Empower Shares, IM Shares, Institutional Class Shares, Morgan Shares, Premier
Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 4.78%, 4.67%, 4.78%, 4.76%, 4.83%, 4.72%, 4.44%, 4.51% and 3.75% for Academy Shares, Agency Shares, Capital
Shares, Empower Shares, IM Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Prime Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

2	J.P. Morgan Money Market Funds	February 28, 2023

JPMorgan Institutional Tax Free Money Market Fund
FUND FACTS
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

Objective†	Aims to provide current income, while seeking to maintain liquidity and a low volatility of principal(a)
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, IM and Institutional Class
Net Assets as of February 28, 2023	$1.5 Billion
Weighted Average Maturity(b)	17 calendar days
Weighted Average Life(c)	17 calendar days

MATURITY SCHEDULE(b) (d)
1 calendar day	19.3%
2–7 calendar days	55.4
8–30 calendar days	10.2
31–60 calendar days	3.4
61–90 calendar days	7.5
91–180 calendar days	4.2

7-DAY SEC YIELD AS OF February 28, 2023(e)
Agency Shares	2.96%
Capital Shares	3.05
IM Shares	3.07
Institutional Class Shares	3.02
The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).
An investment in a money market fund is not insured by the FDIC or any other government agency.
†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
(a)	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
(b)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

(c)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

(d)	Percentages indicated are based upon total investments as of February 28, 2023.
(e)
The yields for Agency Shares, Capital Shares, IM Shares and Institutional Class Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 2.91%, 3.02%, 3.05% and 2.97% for Agency Shares,
Capital Shares, IM Shares and Institutional Class Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Institutional Tax Free Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

February 28, 2023	J.P. Morgan Money Market Funds	3

JPMorgan Securities Lending Money Market Fund
FUND FACTS
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

Objective†	Seeks current income while seeking to maintain liquidity and a low volatility of principal
Primary Investments	High quality, short-term, U.S. dollar-denominated money market instruments
Suggested investment time frame	Short-term
Share classes offered	Agency SL
Net Assets as of February 28, 2023	$2.1 Billion
Weighted Average Maturity(a)	7 calendar days
Weighted Average Life(b)	55 calendar days

MATURITY SCHEDULE(a) (c)
1 calendar day	81.3%
2–7 calendar days	9.8
8–30 calendar days	7.0
91–180 calendar days	1.0
181+ calendar days	0.9

7-DAY SEC YIELD AS OF February 28, 2023(d)
Agency SL Shares	4.91%
The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).
An investment in a money market fund is not insured by the FDIC or any other government agency.
†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
(a)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

(b)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

(c)	Percentages indicated are based upon total investments as of February 28, 2023.
(d)	The yield for Agency SL Shares reflects the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yield would have been 4.83% for Agency SL Shares.
An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Securities Lending Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

4	J.P. Morgan Money Market Funds	February 28, 2023

JPMorgan Liquid Assets Money Market Fund
FUND FACTS
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

Objective†	Seeks current income with liquidity and stability of principal
Primary Investments
High quality, short-term instruments including corporate notes,
U.S.government securities, asset-backed securities, repurchase agreements, commercial paper, funding agreements, certificates of deposit, municipal obligations and bank obligations

Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, E*Trade(a), Institutional Class, Investor, Morgan, Premier and Reserve
Net Assets as of February 28, 2023	$35.5 Billion
Weighted Average Maturity(b)	21 calendar days
Weighted Average Life(c)	41 calendar days

MATURITY SCHEDULE(b) (d)
1 calendar day	71.7%
2–7 calendar days	7.7
8–30 calendar days	8.2
31–60 calendar days	1.8
61–90 calendar days	3.1
91–180 calendar days	3.6
181+ calendar days	3.9

7-DAY SEC YIELD AS OF February 28, 2023(e)
Agency Shares	4.64%
Capital Shares	4.72
Institutional Class Shares	4.69
Investor Shares	4.39
Morgan Shares	4.29
Premier Shares	4.44
Reserve Shares	4.18
The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).
An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.
†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
(a)	E*Trade Shares had no assets from the close of business on October 19, 2016.
(b)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

(c)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

(d)	Percentages indicated are based upon total investments as of February 28, 2023.
(e)
The yields for Agency Shares, Capital Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares and Reserve Shares
reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been
4.60%, 4.70%, 4.65%, 4.39%, 4.28%, 4.44% and 4.18% for Agency Shares, Capital Shares, Institutional Class Shares, Investor Shares, Morgan
Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Liquid Assets Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

February 28, 2023	J.P. Morgan Money Market Funds	5

JPMorgan U.S. Government Money Market Fund
FUND FACTS
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

Objective†	Seeks high current income with liquidity and stability of principal
Primary Investments	High quality, short-term securities issued or guaranteed by the U.S. government or by U.S. government agencies or instrumentalities and repurchase agreements collateralized by such obligations
Suggested investment time frame	Short-term
Share classes offered	Academy, Agency, Capital, E*Trade, Empower, IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service
Net Assets as of February 28, 2023	$195.6 Billion
Weighted Average Maturity(a)	9 calendar days
Weighted Average Life(b)	67 calendar days

MATURITY SCHEDULE(a) (c)
1 calendar day	84.7%
2–7 calendar days	7.2
8–30 calendar days	3.3
31–60 calendar days	0.2
61–90 calendar days	2.4
91–180 calendar days	0.8
181+ calendar days	1.4

7-DAY SEC YIELD AS OF February 28, 2023(d)
Academy Shares	4.48%
Agency Shares	4.40
Capital Shares	4.48
E*Trade Shares	3.63
Empower Shares	4.48
IM Shares	4.51
Institutional Class Shares	4.45
Investor Shares	4.15
Morgan Shares	4.05
Premier Shares	4.20
Reserve Shares	3.94
Service Shares	3.58
The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).
An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.
†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
(a)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

(b)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

(c)	Percentages indicated are based upon total investments as of February 28, 2023.
(d)
The yields for Academy Shares, Agency Shares, Capital Shares, E*Trade Shares, Empower Shares, IM Shares, Institutional Class Shares, Investor
Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses.
Without these reimbursements and/or waivers, the yields would have been 4.46%, 4.36%, 4.46%, 3.58%, 4.46%, 4.51%, 4.41%, 4.15%, 4.04%,
4.20%, 3.94% and 3.58% for Academy Shares, Agency Shares, Capital Shares, E*Trade Shares, Empower Shares, IM Shares, Institutional
Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan U.S. Government Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

6	J.P. Morgan Money Market Funds	February 28, 2023

JPMorgan U.S. Treasury Plus Money Market Fund
FUND FACTS
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

Objective†	Seeks current income with liquidity and stability of principal
Primary Investments
Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes and other obligations issued or guaranteed by the
U.S.Treasury and repurchase agreements collateralized by
U.S. Treasury securities

Suggested investment time frame	Short-term
Share classes offered	Academy, Agency, Capital, Empower, IM, Institutional Class, Investor, Morgan, Premier and Reserve
Net Assets as of February 28, 2023	$27.7 Billion
Weighted Average Maturity(a)	2 calendar days
Weighted Average Life(b)	27 calendar days

MATURITY SCHEDULE(a) (c)
1 calendar day	96.6%
8–30 calendar days	3.2
31–60 calendar days	0.2

7-DAY SEC YIELD AS OF February 28, 2023(d)
Academy Shares	4.51%
Agency Shares	4.43
Capital Shares	4.51
Empower Shares	4.51
IM Shares	4.55
Institutional Class Shares	4.48
Investor Shares	4.18
Morgan Shares	4.09
Premier Shares	4.23
Reserve Shares	3.97
The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).
An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.
†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
(a)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

(b)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

(c)	Percentages indicated are based upon total investments as of February 28, 2023.
(d)
The yields for Academy Shares, Agency Shares, Capital Shares, Empower Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan
Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 4.49%, 4.39%, 4.49%, 4.49%, 4.55%, 4.44%, 4.18%, 4.08%, 4.23% and 3.96% for Academy Shares,
Agency Shares, Capital Shares, Empower Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares and
Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan U.S. Treasury Plus Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

February 28, 2023	J.P. Morgan Money Market Funds	7

JPMorgan Federal Money Market Fund
FUND FACTS
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

Objective†	Aims to provide current income while still preserving capital and maintaining liquidity
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes as well as debt obligations issued or guaranteed by U.S. government agencies or instrumentalities
Suggested investment time frame	Short-term
Share classes offered	Agency, Institutional Class, Morgan and Premier
Net Assets as of February 28, 2023	$4.6 Billion
Weighted Average Maturity(a)	16 calendar days
Weighted Average Life(b)	67 calendar days

MATURITY SCHEDULE(a) (c)
1 calendar day	53.3%
2–7 calendar days	8.6
8–30 calendar days	14.8
31–60 calendar days	18.7
61–90 calendar days	2.1
91–180 calendar days	2.1
181+ calendar days	0.4

7-DAY SEC YIELD AS OF February 28, 2023(d)
Agency Shares	4.48%
Institutional Class Shares	4.53
Morgan Shares	4.13
Premier Shares	4.28
The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).
An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.
†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
(a)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

(b)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

(c)	Percentages indicated are based upon total investments as of February 28, 2023.
(d)
The yields for Agency Shares, Institutional Class Shares, Morgan Shares and Premier Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 4.44%, 4.49%, 4.09% and 4.28% for Agency
Shares, Institutional Class Shares, Morgan Shares and Premier Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Federal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

8	J.P. Morgan Money Market Funds	February 28, 2023

JPMorgan 100% U.S. Treasury Securities Money Market Fund
FUND FACTS
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

Objective†	Aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes
Suggested investment time frame	Short-term
Share classes offered	Academy, Agency, Capital, Empower, IM, Institutional Class, Morgan, Premier and Reserve
Net Assets as of February 28, 2023	$92 Billion
Weighted Average Maturity(a)	37 calendar days
Weighted Average Life(b)	78 calendar days

MATURITY SCHEDULE(a) (c)
1 calendar day	10.3%
2–7 calendar days	7.6
8–30 calendar days	33.8
31–60 calendar days	28.7
61–90 calendar days	14.6
91–180 calendar days	5.0

7-DAY SEC YIELD AS OF February 28, 2023(d)
Academy Shares	4.51%
Agency Shares	4.42
Capital Shares	4.51
Empower Shares	4.51
IM Shares	4.54
Institutional Class Shares	4.47
Morgan Shares	4.08
Premier Shares	4.23
Reserve Shares	3.97
The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).
An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.
†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
(a)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

(b)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

(c)	Percentages indicated are based upon total investments as of February 28, 2023.
(d)
The yields for Academy Shares, Agency Shares, Capital Shares, Empower Shares, IM Shares, Institutional Class Shares, Morgan Shares, Premier
Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 4.48%, 4.38%, 4.50%, 4.50%, 4.54%, 4.43%, 4.07%, 4.23% and 3.97% for Academy Shares, Agency Shares, Capital
Shares, Empower Shares, IM Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan 100% U.S. Treasury Securities Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

February 28, 2023	J.P. Morgan Money Market Funds	9

JPMorgan Tax Free Money Market Fund
FUND FACTS
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

Objective†	Aims to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity(a)
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, Institutional Class, Morgan, Premier and Reserve
Net Assets as of February 28, 2023	$10.4 Billion
Weighted Average Maturity(b)	14 calendar days
Weighted Average Life(c)	14 calendar days

MATURITY SCHEDULE(b) (d)
1 calendar day	16.1%
2–7 calendar days	64.7
8–30 calendar days	8.3
31–60 calendar days	4.0
61–90 calendar days	3.4
91–180 calendar days	3.5

7-DAY SEC YIELD AS OF February 28, 2023(e)
Agency Shares	3.12%
Institutional Class Shares	3.17
Morgan Shares	2.78
Premier Shares	2.93
Reserve Shares	2.67
The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).
An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.
†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
(a)	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
(b)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

(c)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

(d)	Percentages indicated are based upon total investments as of February 28, 2023.
(e)
The yields for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 3.08%, 3.13%, 2.74%, 2.93% and 2.67%
for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Tax Free Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

10	J.P. Morgan Money Market Funds	February 28, 2023

JPMorgan Municipal Money Market Fund
FUND FACTS
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

Objective†	Seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal(a)
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, E*Trade(b), Institutional Class, Morgan, Premier and Service
Net Assets as of February 28, 2023	$1.2 Billion
Weighted Average Maturity(c)	11 calendar days
Weighted Average Life(d)	11 calendar days

MATURITY SCHEDULE(c) (e)
1 calendar day	28.7%
2–7 calendar days	58.3
8–30 calendar days	5.0
31–60 calendar days	4.0
61–90 calendar days	1.9
91–180 calendar days	2.1

7-DAY SEC YIELD AS OF February 28, 2023(f)
Agency Shares	3.16%
Institutional Class Shares	3.21
Morgan Shares	2.82
Premier Shares	2.96
Service Shares	2.35
The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).
An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.
†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
(a)	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
(b)	E*Trade Shares had no assets from the close of business on September 21, 2016.
(c)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

(d)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

(e)	Percentages indicated are based upon total investments as of February 28, 2023.
(f)
The yields for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 3.06%, 3.12%, 2.76%, 2.91% and 2.30%
for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

February 28, 2023	J.P. Morgan Money Market Funds	11

JPMorgan California Municipal Money Market Fund
FUND FACTS
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

Objective†	Aims to provide the highest possible level of current income which is exempt from federal and California personal income taxes, while still preserving capital and maintaining liquidity(a)
Primary Investments
California short-term municipal obligations, the interest on which is excluded from gross income for federal income tax purposes, exempt from California personal income taxes and is not subject to the federal alternative minimum tax on individuals.

Suggested investment time frame	Short-term
Share classes offered	Agency, E*Trade(b), Institutional Class, Morgan, Premier and Service
Net Assets as of February 28, 2023	$0.5 Billion
Weighted Average Maturity(c)	14 calendar days
Weighted Average Life(d)	15 calendar days

MATURITY SCHEDULE(c) (e)
1 calendar day	12.1%
2–7 calendar days	64.4
8–30 calendar days	8.8
31–60 calendar days	6.1
61–90 calendar days	8.5
91–180 calendar days	0.1

7-DAY SEC YIELD AS OF February 28, 2023(f)
Agency Shares	2.81%
Institutional Class Shares	2.86
Morgan Shares	2.47
Premier Shares	2.61
Service Shares	2.00
The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).
An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.
†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
(a)	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
(b)	E*Trade Shares had no assets from the close of business on September 21, 2016.
(c)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

(d)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

(e)	Percentages indicated are based upon total investments as of February 28, 2023.
(f)
The yields for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 2.73%, 2.80%, 2.44%, 2.59% and 1.98%
for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan California Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

12	J.P. Morgan Money Market Funds	February 28, 2023

JPMorgan New York Municipal Money Market Fund
FUND FACTS
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

Objective†
Aims to provide the highest possible level of current income which is excluded from gross income and exempt from New York State and
New York City personal income taxes, while still preserving capital and maintaining liquidity(a)

Primary Investments
New York short-term municipal obligations, the interest on which is excluded from gross income for federal income tax purposes, exempt from New York personal income taxes and is not subject to the federal alternative minimum tax on individuals.

Suggested investment time frame	Short-term
Share classes offered	Agency, E*Trade(b), Institutional Class, Morgan, Premier, Reserve and Service
Net Assets as of February 28, 2023	$2.6 Billion
Weighted Average Maturity(c)	8 calendar days
Weighted Average Life(d)	9 calendar days

MATURITY SCHEDULE(c) (e)
1 calendar day	36.3%
2–7 calendar days	58.2
8–30 calendar days	2.4
31–60 calendar days	0.3
61–90 calendar days	0.2
91–180 calendar days	2.6

7-DAY SEC YIELD AS OF February 28, 2023(f)
Agency Shares	3.04%
Institutional Class Shares	3.09
Morgan Shares	2.70
Premier Shares	2.85
Reserve Shares	2.59
Service Shares	2.23
The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).
An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.
†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
(a)	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
(b)	E*Trade Shares had no assets from the close of business on September 21, 2016.
(c)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

(d)
The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

(e)	Percentages indicated are based upon total investments as of February 28, 2023.
(f)
The yields for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 2.98%, 3.03%,
2.68%, 2.84%, 2.58% and 2.22% for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service
Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan New York Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

February 28, 2023	J.P. Morgan Money Market Funds	13

JPMorgan Prime Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 31.8%
Barclays Capital, Inc., 4.82%, dated 2/28/2023, due 4/4/2023, repurchase price $401,874, collateralized by Collateralized Mortgage Obligations, 0.00% - 12.06%, due 11/15/2027 - 12/25/2066 and FNMA, 6.97% - 15.81%, due 8/25/2033 - 1/25/2051, with a value of $432,000.	400,000	400,000
Barclays Capital, Inc., 4.87%, dated 2/28/2023, due 4/4/2023, repurchase price $150,710, collateralized by Collateralized Mortgage Obligations, 0.00% - 7.39%, due 12/15/2031 - 4/25/2066 and FNMA, 8.62%, due 5/27/2025, with a value of $162,000.	150,000	150,000
BMO Capital Markets Corp., 4.67%, dated 2/28/2023, due 3/3/2023, repurchase price $80,031, collateralized by Asset-Backed Securities, 2.03% - 13.06%, due 7/25/2026 - 11/25/2062, Collateralized Mortgage Obligations, 0.00% - 7.35%, due 11/25/2032 - 4/25/2052, Corporate Notes and Bonds, 1.05% - 11.13%, due 4/1/2023 - 6/1/2033, FNMA, 9.83% - 12.98%, due 2/25/2042 - 8/25/2042 and Sovereign Government Securities, 0.50% - 4.13%, due 9/16/2024 - 1/22/2025, with a value of $86,518.	80,000	80,000
BMO Capital Markets Corp., 4.67%, dated 2/28/2023, due 3/3/2023, repurchase price $80,031, collateralized by Asset-Backed Securities, 0.70% - 7.47%, due 2/20/2025 - 8/19/2038, Collateralized Mortgage Obligations, 4.15% - 5.89%, due 7/25/2049 - 8/25/2067, Corporate Notes and Bonds, 3.50% - 11.13%, due 4/1/2023 - 5/13/2040, FNMA, 8.98% - 9.83%, due 1/27/2042 - 8/25/2042, GNMA, 2.00%, due 2/16/2064 and Sovereign Government Securities, 0.88% - 3.00%, due 6/13/2024 - 9/9/2026, with a value of $84,758.	80,000	80,000
BMO Capital Markets Corp., 4.65%, dated 2/28/2023, due 3/7/2023, repurchase price $100,090, collateralized by Asset-Backed Securities, 0.00% - 11.67%, due 7/25/2026 - 11/25/2062, Collateralized Mortgage Obligations, 0.00% - 7.35%, due 4/25/2032 - 5/11/2063, Corporate Notes and Bonds, 1.88% - 11.13%, due 4/1/2023 - 6/15/2032, FNMA, 12.22% - 15.31%, due 3/25/2042 - 3/25/2050 and Sovereign Government Securities, 1.63%, due 1/22/2025, with a value of $109,220.	100,000	100,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

BNP Paribas SA, 4.65%, dated 2/28/2023, due 3/2/2023, repurchase price $400,103, collateralized by Asset-Backed Securities, 5.80% - 8.04%, due 4/10/2026 - 10/20/2034, Corporate Notes and Bonds, 0.96% - 7.40%, due 4/1/2023 - 2/10/2063 and Sovereign Government Securities, 0.40% - 7.63%, due 3/9/2024 - 1/17/2053, with a value of $420,596.	400,000	400,000
BNP Paribas SA, 4.72%, dated 2/28/2023, due 3/2/2023, repurchase price $355,093, collateralized by Asset-Backed Securities, 4.94% - 13.48%, due 12/10/2027 - 1/25/2046, Collateralized Mortgage Obligations, 1.26% - 5.89%, due 9/25/2035 - 8/25/2067, Corporate Notes and Bonds, 0.00% - 11.75%, due 10/1/2024 - 2/27/2063^^, FNMA, 8.03%, due 8/25/2042 and Sovereign Government Securities, 0.75% - 6.70%, due 4/6/2023 - 2/16/2032, with a value of $378,141.	355,000	355,000
BNP Paribas SA, 4.85%, dated 2/28/2023, due 3/14/2023, repurchase price $250,472, collateralized by Asset-Backed Securities, 3.48% - 13.79%, due 5/30/2025 - 12/27/2066 and Corporate Notes and Bonds, 0.00% - 13.50%, due 6/15/2026 - 6/15/2076^^, with a value of $280,464.	250,000	250,000
BNP Paribas SA, 4.84%, dated 2/28/2023, due 4/4/2023, repurchase price $165,776, collateralized by Asset-Backed Securities, 3.70% - 12.32%, due 7/15/2026 - 11/1/2055, Collateralized Mortgage Obligations, 6.91%, due 2/25/2068, Corporate Notes and Bonds, 0.00% - 13.50%, due 9/15/2023 - 12/31/2079^^, FNMA, 9.48%, due 9/25/2042 and Sovereign Government Securities, 3.50%, due 7/9/2041, with a value of $184,150.	165,000	165,000
BofA Securities, Inc., 4.60%, dated 2/28/2023, due 3/1/2023, repurchase price $300,038, collateralized by Certificates of Deposit, 4.80%, due 2/23/2024 and Commercial Paper, 0.00%, due 3/1/2023 - 11/28/2023, with a value of $315,000.	300,000	300,000
BofA Securities, Inc., 4.64%, dated 2/28/2023, due 3/1/2023, repurchase price $150,019, collateralized by Collateralized Mortgage Obligations, 3.64% - 9.59%, due 4/17/2034 - 11/26/2055 and Corporate Notes and Bonds, 0.70% - 7.50%, due 6/15/2023 - 5/15/2058, with a value of $158,508.	150,000	150,000
SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. Morgan Money Market Funds	February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued
BofA Securities, Inc., 4.62%, dated 2/28/2023, due 3/2/2023, repurchase price $150,039, collateralized by Corporate Notes and Bonds, 0.50% - 6.40%, due 3/1/2023 - 12/31/2079, with a value of $157,500.	150,000	150,000
BofA Securities, Inc., 4.62%, dated 2/28/2023, due 3/3/2023, repurchase price $100,039, collateralized by Corporate Notes and Bonds, 0.60% - 6.50%, due 1/15/2024 - 4/15/2058, with a value of $105,000.	100,000	100,000
BofA Securities, Inc., 4.64%, dated 2/28/2023, due 3/3/2023, repurchase price $100,039, collateralized by Corporate Notes and Bonds, 0.00% - 8.50%, due 10/15/2024 - 9/15/2037^^, with a value of $108,001.	100,000	100,000
BofA Securities, Inc., 4.62%, dated 2/28/2023, due 3/7/2023, repurchase price $100,090, collateralized by Corporate Notes and Bonds, 1.65% - 6.63%, due 3/15/2025 - 12/31/2079, with a value of $105,000.	100,000	100,000
BofA Securities, Inc., 4.64%, dated 2/28/2023, due 3/7/2023, repurchase price $100,090, collateralized by Corporate Notes and Bonds, 0.00% - 9.25%, due 4/15/2023 - 1/31/2032, with a value of $108,001.	100,000	100,000
BofA Securities, Inc., 4.93%, dated 2/28/2023, due 4/4/2023, repurchase price $346,654, collateralized by Collateralized Mortgage Obligations, 0.76% - 9.26%, due 12/16/2030 - 8/25/2067 and Sovereign Government Securities, 0.50% - 9.50%, due 6/24/2024 - 7/15/2052, with a value of $372,600.	345,000	345,000
Credit Agricole Corporate and Investment Bank, 4.82%, dated 2/28/2023, due 5/2/2023, repurchase price $126,054, collateralized by Asset-Backed Securities, 3.93% - 8.73%, due 5/25/2027 - 1/15/2071, Collateralized Mortgage Obligations, 3.95% - 7.74%, due 9/15/2033 - 3/12/2049, Corporate Notes and Bonds, 0.86% - 13.00%, due 6/9/2023 - 4/1/2050^^ and Sovereign Government Securities, 0.88%, due 5/6/2024, with a value of $133,256.	125,000	125,000
Federal Reserve Bank of New York, 4.55%, dated 2/28/2023, due 3/1/2023, repurchase price $13,001,643, collateralized by U.S. Treasury Securities, 1.25% - 3.13%, due 4/30/2023 - 5/15/2032, with a value of $13,001,643.	13,000,000	13,000,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

HSBC Securities USA, Inc., 4.67%, dated 2/28/2023, due 3/1/2023, repurchase price $20,003, collateralized by Asset-Backed Securities, 1.78% - 3.59%, due 12/20/2025 - 1/25/2048, with a value of $21,203.	20,000	20,000
HSBC Securities USA, Inc., 4.67%, dated 2/28/2023, due 3/1/2023, repurchase price $375,049, collateralized by Corporate Notes and Bonds, 0.99% - 9.02%, due 7/3/2023 - 12/31/2079^^ and Sovereign Government Securities, 1.00% - 6.13%, due 11/7/2023 - 7/7/2052, with a value of $393,837.	375,000	375,000
ING Financial Markets LLC, 4.65%, dated 2/28/2023, due 3/1/2023, repurchase price $86,011, collateralized by Corporate Notes and Bonds, 0.25% - 5.25%, due 7/10/2023 - 2/8/2061, with a value of $90,312.	86,000	86,000
ING Financial Markets LLC, 4.67%, dated 2/28/2023, due 3/1/2023, repurchase price $97,013, collateralized by Corporate Notes and Bonds, 0.25% - 13.25%, due 4/24/2023 - 12/31/2079, with a value of $102,024.	97,000	97,000
ING Financial Markets LLC, 4.80%, dated 2/28/2023, due 4/3/2023, repurchase price $60,272, collateralized by Common Stocks, with a value of $65,310.	60,000	60,000
ING Financial Markets LLC, 4.85%, dated 2/28/2023, due 4/10/2023, repurchase price $482,651, collateralized by Common Stocks, with a value of $522,590.	480,000	480,000
Mitsubishi UFJ Trust & Banking Corp., 4.70%, dated 2/28/2023, due 3/2/2023, repurchase price $1,000,261, collateralized by Corporate Notes and Bonds, 0.00% - 4.15%, due 3/15/2023 - 2/25/2032, with a value of $1,050,823.	1,000,000	1,000,000
RBC Capital Markets LLC, 4.67%, dated 2/28/2023, due 3/2/2023, repurchase price $150,039, collateralized by Certificates of Deposit, 0.75% - 5.21%, due 3/1/2023 - 1/24/2024, Commercial Paper, 0.00%, due 3/2/2023 and Corporate Notes and Bonds, 1.88% - 8.13%, due 3/26/2025 - 10/31/2082, with a value of $157,500.	150,000	150,000
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	15

JPMorgan Prime Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued
Societe Generale SA, 4.64%, dated 2/28/2023, due 3/1/2023, repurchase price $345,045, collateralized by Asset-Backed Securities, 2.70% - 5.67%, due 4/15/2026 - 8/25/2035, Collateralized Mortgage Obligations, 0.88% - 4.50%, due 1/15/2049 - 6/25/2058, Corporate Notes and Bonds, 0.00% - 8.25%, due 5/1/2023 - 11/15/2079^^, FNMA, 7.81% - 9.48%, due 3/25/2042 - 9/25/2042, Sovereign Government Securities, 2.75% - 7.88%, due 1/22/2024 - 3/21/2036^^ and U.S. Treasury Securities, 0.00%, due 8/15/2034 - 2/15/2052, with a value of $362,516.	345,000	345,000
Societe Generale SA, 4.71%, dated 2/28/2023, due 3/1/2023, repurchase price $140,018, collateralized by Asset-Backed Securities, 3.95% - 7.13%, due 4/22/2025 - 1/25/2037, Collateralized Mortgage Obligations, 3.57% - 4.50%, due 12/25/2046 - 6/25/2058, Corporate Notes and Bonds, 0.00% - 11.13%, due 4/1/2023 - 12/31/2079^^, FNMA, 8.23% - 9.56%, due 2/25/2042 - 9/25/2048 and Sovereign Government Securities, 2.63% - 7.63%, due 3/15/2023 - 2/12/2048, with a value of $151,085.	140,000	140,000
Societe Generale SA, 4.73%, dated 2/28/2023, due 3/1/2023, repurchase price $475,062, collateralized by Asset-Backed Securities, 3.95% - 8.73%, due 4/22/2025 - 2/28/2041, Collateralized Mortgage Obligations, 4.21% - 8.29%, due 11/25/2025 - 1/18/2039, Corporate Notes and Bonds, 0.00% - 11.75%, due 6/27/2023 - 9/24/2073^^, FNMA, 8.18% - 10.23%, due 2/25/2042 - 9/25/2048 and Sovereign Government Securities, 3.23% - 7.63%, due 12/23/2023 - 1/28/2060^^, with a value of $510,293.	475,000	475,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Societe Generale SA, 4.60%, dated 2/28/2023, due 3/2/2023, repurchase price $140,036, collateralized by Asset-Backed Securities, 2.70% - 4.72%, due 4/15/2026 - 11/1/2033, Collateralized Mortgage Obligations, 2.90% - 4.50%, due 10/17/2050 - 6/25/2058, Corporate Notes and Bonds, 0.63% - 9.00%, due 6/27/2023 - 6/3/2060^^, FNMA, 7.81% - 9.48%, due 3/25/2042 - 9/25/2042, Sovereign Government Securities, 2.38% - 7.88%, due 8/22/2023 - 6/10/2044^^ and U.S. Treasury Securities, 0.00%, due 8/15/2034, with a value of $147,579.	140,000	140,000
Societe Generale SA, 4.70%, dated 2/28/2023, due 3/17/2023, repurchase price $75,166, collateralized by Collateralized Mortgage Obligations, 2.90%, due 10/17/2050, Corporate Notes and Bonds, 0.00% - 7.88%, due 6/27/2023 - 3/20/2060^^, FNMA, 7.81% - 7.83%, due 3/25/2042 - 5/27/2042, Sovereign Government Securities, 3.23% - 7.63%, due 3/21/2036 - 3/10/2051^^ and U.S. Treasury Securities, 0.00% - 2.50%, due 5/18/2023 - 8/15/2051, with a value of $78,852.	75,000	75,000
Societe Generale SA, 4.82%, dated 2/28/2023, due 3/31/2023, repurchase price $321,328, collateralized by Asset-Backed Securities, 4.92% - 8.73%, due 5/25/2027 - 7/25/2036, Collateralized Mortgage Obligations, 3.52% - 8.67%, due 5/11/2035 - 12/25/2046, Corporate Notes and Bonds, 1.57% - 11.25%, due 4/1/2023 - 3/17/2062^^, FNMA, 7.81% - 10.23%, due 2/25/2042 - 9/25/2042 and Sovereign Government Securities, 2.63% - 8.75%, due 3/15/2023 - 3/21/2036^^, with a value of $348,119.	320,000	320,000
Societe Generale SA, 4.71%, dated 2/28/2023, due 4/10/2023, repurchase price $60,322, collateralized by Corporate Notes and Bonds, 3.80% - 4.05%, due 3/11/2025 - 11/21/2039 and Sovereign Government Securities, 0.75%, due 10/26/2024, with a value of $63,346.	60,000	60,000
Societe Generale SA, 4.71%, dated 2/28/2023, due 4/10/2023, repurchase price $75,402, collateralized by Corporate Notes and Bonds, 1.95% - 5.63%, due 5/1/2025 - 12/31/2079^^ and U.S. Treasury Securities, 0.00%, due 4/11/2023, with a value of $76,922.	75,000	75,000
SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. Morgan Money Market Funds	February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued
Societe Generale SA, 4.91%, dated 2/28/2023, due 4/28/2023, repurchase price $201,609, collateralized by Asset-Backed Securities, 3.95% - 8.73%, due 5/15/2027 - 1/25/2037, Collateralized Mortgage Obligations, 4.21% - 8.09%, due 11/25/2025 - 11/15/2038, Corporate Notes and Bonds, 0.00% - 11.13%, due 4/1/2023 - 12/31/2079^^, FHLB, 4.44%, due 5/26/2032, FNMA, 7.98% - 9.56%, due 2/25/2042 - 9/25/2048, Sovereign Government Securities, 2.88% - 7.88%, due 6/6/2025 - 9/21/2047 and U.S. Treasury Securities, 0.00%, due 5/15/2026 - 8/15/2051, with a value of $216,365.	200,000	200,000
TD Securities (USA) LLC, 4.68%, dated 2/28/2023, due 3/1/2023, repurchase price $35,005, collateralized by Corporate Notes and Bonds, 2.94% - 6.00%, due 12/3/2025 - 11/1/2056, with a value of $36,755.	35,000	35,000
TD Securities (USA) LLC, 4.65%, dated 2/28/2023, due 3/2/2023, repurchase price $390,101, collateralized by Asset-Backed Securities, 0.50% - 6.20%, due 12/20/2024 - 8/15/2035, Corporate Notes and Bonds, 4.10%, due 4/15/2050 and Municipal Debt Securities, 2.09% - 7.55%, due 5/15/2027 - 4/1/2057, with a value of $412,097.	390,000	390,000
TD Securities (USA) LLC, 4.68%, dated 2/28/2023, due 3/2/2023, repurchase price $390,101, collateralized by Corporate Notes and Bonds, 1.60% - 11.75%, due 3/15/2024 - 2/1/2050, with a value of $421,584.	390,000	390,000
TD Securities (USA) LLC, 4.92%, dated 2/28/2023, due 4/11/2023, repurchase price $528,014, collateralized by Asset-Backed Securities, 0.50% - 5.75%, due 4/15/2027 - 4/15/2033 and Corporate Notes and Bonds, 0.80% - 9.70%, due 3/15/2023 - 6/1/2077, with a value of $561,938.	525,000	525,000
UBS Securities LLC, 4.74%, dated 2/28/2023, due 3/7/2023, repurchase price $300,277, collateralized by Commercial Paper, 0.00%, due 4/20/2023 and Corporate Notes and Bonds, 0.38% - 10.75%, due 5/5/2023 - 9/24/2080^^, with a value of $315,910.	300,000	300,000
Total Repurchase Agreements (Cost $22,188,000)		22,188,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Notes — 0.6%
Banks — 0.6%
Bank of America NA (SOFR + 0.34%), 4.89%, 3/1/2023 (a)	50,000	50,036
Bank of America NA 5.25%, 5/8/2023	60,000	60,015
Barclays Bank plc (OBFR + 0.20%), 4.77%, 3/1/2023 (a) (b)	225,000	225,000
Barclays Bank plc (OBFR + 0.20%), 4.77%, 3/1/2023 (a) (b)	120,000	120,000
Total Corporate Notes (Cost $455,000)		455,051
U.S. Government Agency Securities — 0.4%
FHLB, DN, 4.59%, 3/23/2023 (c)(Cost $299,160)	300,000	299,176
Municipal Bonds — 0.2%
Alaska — 0.1%
Alaska Housing Finance Corp., State Capital Project Series 2022A, Rev., VRDO, LOC : Barclays Bank plc, 4.57%, 3/7/2023 (d)	73,000	73,000
Georgia — 0.1%
Macon-Bibb County Industrial Authority, Kumho Tire Georgia Inc. Project, Rev., VRDO, LOC : Korea Development Bank, 4.62%, 3/7/2023 (b) (d)	55,000	55,000
Total Municipal Bonds (Cost $128,000)		128,000
Short Term Investments — 66.5%
Certificates of Deposits — 26.0%
Bank of China Ltd. (China)
4.70%, 3/22/2023	220,000	219,999
4.70%, 3/23/2023	298,000	297,998
Bank of Montreal (Canada)
(SOFR + 0.65%), 5.20%, 3/1/2023 (a)	150,000	150,250
(SOFR + 0.70%), 5.25%, 3/1/2023 (a)	223,000	223,228
(SOFR + 0.75%), 5.30%, 3/1/2023 (a)	118,000	118,445
(US Federal Funds Effective Rate (continuous series) + 0.73%), 5.31%, 3/1/2023 (a)	50,000	50,117
Bank of Nova Scotia (The) (Canada)
(SOFR + 0.35%), 4.90%, 3/1/2023 (a)	140,000	140,031
(SOFR + 0.58%), 5.13%, 3/1/2023 (a)	25,000	25,036
(SOFR + 0.70%), 5.25%, 3/1/2023 (a)	160,000	160,202
(SOFR + 0.72%), 5.27%, 3/1/2023 (a)	224,000	224,307
Barclays Bank plc (United Kingdom)
(SOFR + 0.40%), 4.95%, 3/1/2023 (a)	125,000	125,082
(SOFR + 0.78%), 5.33%, 3/1/2023 (a)	242,000	242,252
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	17

JPMorgan Prime Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short Term Investments — continued
Certificates of Deposits — continued
5.35%, 5/23/2023	280,000	280,309
5.17%, 7/5/2023	156,000	156,082
BNP Paribas SA (France)
(SOFR + 0.38%), 4.93%, 3/1/2023 (a)	152,000	152,127
(SOFR + 0.69%), 5.24%, 3/1/2023 (a)	164,000	164,249
(SOFR + 0.70%), 5.25%, 3/1/2023 (a)	189,000	189,208
Canadian Imperial Bank of Commerce (Canada)
(SOFR + 0.65%), 5.20%, 3/1/2023 (a)	110,000	110,212
(SOFR + 0.81%), 5.36%, 3/1/2023 (a)	120,000	120,569
Citibank NA
(SOFR + 0.38%), 4.93%, 3/1/2023 (a)	75,000	75,013
(SOFR + 0.42%), 4.97%, 3/1/2023 (a)	785,000	785,321
(SOFR + 0.73%), 5.28%, 3/1/2023 (a)	135,000	135,138
5.15%, 6/16/2023	70,000	70,020
Cooperatieve Rabobank UA (Netherlands)
5.40%, 12/18/2023 (c)	320,000	306,551
5.26%, 12/18/2023	90,000	89,886
5.30%, 2/13/2024	90,000	89,895
Credit Agricole Corporate and Investment Bank (France)
(SOFR + 0.59%), 5.14%, 3/1/2023 (a)	100,000	100,009
(SOFR + 0.68%), 5.23%, 3/1/2023 (a)	170,000	170,164
Credit Industriel et Commercial (France)
(SOFR + 0.35%), 4.90%, 3/1/2023 (a)	104,000	104,023
(SOFR + 0.39%), 4.94%, 3/1/2023 (a)	100,000	100,092
(SOFR + 0.42%), 4.97%, 3/1/2023 (a)	136,000	136,130
(SOFR + 0.55%), 5.10%, 3/1/2023 (a)	150,000	150,169
(SOFR + 0.65%), 5.20%, 3/1/2023 (a)	100,000	100,095
5.08%, 7/18/2023	150,000	150,071
5.22%, 8/9/2023 (c)	282,000	275,619
5.20%, 10/17/2023 (c)	385,000	372,318
5.23%, 10/19/2023 (c)	362,000	349,967
5.20%, 11/1/2023 (c)	309,000	298,126
5.25%, 2/6/2024 (c)	212,000	201,419
DZ Bank AG (United Kingdom) , 5.04%, 7/24/2023 (c)	400,000	392,040
ING Bank NV
5.23%, 8/7/2023	355,000	355,109
5.35%, 9/19/2023	162,000	162,055
5.32%, 1/17/2024	449,000	448,629
KBC Bank NV (Belgium) , 4.57%, 3/23/2023	302,000	301,996
Keb Hana Bank (South Korea) (SOFR + 0.50%), 5.05%, 3/1/2023 (a)	80,000	80,001
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposits — continued
Korea Development Bank (South Korea) (SOFR + 0.70%), 5.25%, 3/1/2023 (a)	50,000	50,054
Mitsubishi UFJ Trust & Banking Corp. (Japan)
(SOFR + 0.24%), 4.79%, 3/1/2023 (a)	89,000	89,018
(SOFR + 0.26%), 4.81%, 3/1/2023 (a)	150,000	150,042
(SOFR + 0.49%), 5.04%, 3/1/2023 (a)	150,000	150,001
5.20%, 5/16/2023	162,000	162,107
Mizuho Bank Ltd. (Japan)
4.80%, 3/13/2023	160,000	160,009
4.81%, 5/4/2023	540,000	540,063
MUFG Bank Ltd. (Japan)
(SOFR + 0.18%), 4.73%, 3/1/2023 (a)	267,000	266,962
(SOFR + 0.35%), 4.90%, 3/1/2023 (a)	156,000	156,083
(SOFR + 0.43%), 4.98%, 3/1/2023 (a)	160,000	160,003
(SOFR + 0.60%), 5.15%, 3/1/2023 (a)	100,000	100,107
National Australia Bank Ltd. (United Kingdom) , 5.30%, 2/13/2024 (c)	60,000	56,994
Natixis SA (France)
(SOFR + 0.45%), 5.00%, 3/1/2023 (a)	75,000	75,049
(SOFR + 0.60%), 5.15%, 3/1/2023 (a)	105,000	105,005
(SOFR + 0.67%), 5.22%, 3/1/2023 (a)	164,000	164,161
(SOFR + 0.70%), 5.25%, 3/1/2023 (a)	64,000	64,095
5.35%, 9/15/2023	145,000	145,038
5.22%, 10/13/2023	105,000	104,913
5.32%, 11/7/2023	209,000	208,878
Nordea Bank Abp (Finland)
(SOFR + 0.24%), 4.79%, 3/1/2023 (a)	88,000	88,023
(SOFR + 0.30%), 4.85%, 3/1/2023 (a)	169,000	169,109
(SOFR + 0.58%), 5.13%, 3/1/2023 (a)	100,000	100,214
Norinchukin Bank (The) (Japan)
4.57%, 3/6/2023	150,000	150,000
4.55%, 3/13/2023	149,000	148,998
4.55%, 3/14/2023	323,000	322,996
4.55%, 3/16/2023	50,000	49,999
4.57%, 3/22/2023	350,000	349,991
4.57%, 3/23/2023	155,000	154,995
Oversea-Chinese Banking Corp., Ltd. (Singapore)
(SOFR + 0.31%), 4.86%, 3/1/2023 (a)	55,000	55,024
(SOFR + 0.32%), 4.87%, 3/1/2023 (a)	85,000	85,040
(SOFR + 0.40%), 4.95%, 3/1/2023 (a)	70,000	70,018
Royal Bank of Canada (Canada) (SOFR + 0.57%), 5.12%, 3/1/2023 (a)	65,000	65,118
Standard Chartered Bank (United Kingdom)
(SOFR + 0.38%), 4.93%, 3/1/2023 (a)	80,000	80,070
SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. Morgan Money Market Funds	February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short Term Investments — continued
Certificates of Deposits — continued
(SOFR + 0.44%), 4.99%, 3/1/2023 (a)	90,000	90,089
5.29%, 5/4/2023	164,000	164,162
5.29%, 6/7/2023	190,000	190,241
5.11%, 6/22/2023	50,000	50,045
State Street Bank and Trust Co.
(SOFR + 0.55%), 5.10%, 3/1/2023 (a)	92,000	92,071
(SOFR + 0.64%), 5.19%, 3/1/2023 (a)	10,000	10,006
Sumitomo Mitsui Banking Corp. (Japan)
(SOFR + 0.18%), 1.00%, 3/1/2023 (a)	122,000	121,988
(SOFR + 0.29%), 4.84%, 3/1/2023 (a)	165,000	165,068
(SOFR + 0.30%), 4.85%, 3/1/2023 (a)	117,000	117,051
(SOFR + 0.32%), 4.87%, 3/1/2023 (a)	60,000	60,030
(SOFR + 0.40%), 4.95%, 3/1/2023 (a)	100,000	100,006
(SOFR + 0.43%), 4.98%, 3/1/2023 (a)	80,000	80,004
(SOFR + 0.72%), 5.27%, 3/1/2023 (a)	242,000	242,214
(SOFR + 0.75%), 5.30%, 3/1/2023 (a)	162,000	162,135
(SOFR + 0.78%), 5.33%, 3/1/2023 (a)	175,000	175,162
(SOFR + 0.80%), 5.35%, 3/1/2023 (a)	150,000	150,164
Sumitomo Mitsui Trust Bank Ltd. (Japan)
(SOFR + 0.28%), 4.83%, 3/1/2023 (a)	315,000	315,137
4.55%, 3/7/2023	250,000	250,000
4.80%, 3/9/2023	200,000	200,008
4.85%, 3/22/2023	190,000	190,024
Svenska Handelsbanken AB (Sweden)
(SOFR + 0.67%), 5.22%, 3/1/2023 (a)	115,000	115,095
5.05%, 7/11/2023	7,000	7,003
Toronto-Dominion Bank (The) (Canada)
4.40%, 3/1/2023 (d)	107,000	107,245
(SOFR + 0.63%), 5.18%, 3/1/2023 (a)	65,000	65,073
(SOFR + 0.65%), 5.20%, 3/1/2023 (a)	203,000	203,268
(SOFR + 0.70%), 5.25%, 3/1/2023 (a)	165,000	165,300
(SOFR + 0.72%), 5.27%, 3/1/2023 (a)	138,000	138,198
(SOFR + 0.75%), 5.30%, 3/1/2023 (a)	65,000	65,160
4.02%, 8/21/2023	165,000	164,009
4.02%, 8/22/2023	100,000	99,392
5.13%, 11/7/2023 (c)	150,000	144,561
5.23%, 11/8/2023 (c)	100,000	96,358
Wells Fargo Bank NA (SOFR + 0.35%), 4.90%, 3/1/2023 (a)	70,000	70,011
Westpac Banking Corp. (Australia)
5.30%, 2/9/2024	43,000	42,901
5.30%, 2/13/2024	50,000	49,883
Total Certificates of Deposit (Cost $18,201,772)		18,206,798
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — 25.3%
Antalis SA (France)
4.60%, 3/23/2023	175,000	174,483
ANZ New Zealand Int'l Ltd. (New Zealand)
4.56%, 3/14/2023	100,000	99,823
ASB Bank Ltd. (New Zealand)
(SOFR + 0.35%), 4.90%, 3/1/2023 (a) (b)	41,000	41,005
Australia & New Zealand Banking Group Ltd. (Australia)
(SOFR + 0.35%), 4.90%, 3/1/2023 (a) (b)	64,000	64,006
(SOFR + 0.37%), 4.92%, 3/1/2023 (a) (b)	200,000	200,000
(SOFR + 0.58%), 5.13%, 3/1/2023 (a) (b)	77,000	77,036
(SOFR + 0.66%), 5.21%, 3/1/2023 (a) (b)	50,000	50,072
(SOFR + 0.67%), 5.22%, 3/1/2023 (a) (b)	175,000	175,158
Bank of China Ltd. (China)
4.73%, 3/22/2023	95,000	94,731
Bank of Montreal (Canada)
(SOFR + 0.57%), 5.12%, 3/1/2023 (a)	97,000	97,200
(SOFR + 0.65%), 5.20%, 3/1/2023 (a)	50,000	50,084
(SOFR + 0.72%), 5.27%, 3/1/2023 (a)	80,000	80,113
(SOFR + 0.75%), 5.30%, 3/1/2023 (a)	25,000	25,094
Bank of Nova Scotia (The) (Canada)
(SOFR + 0.35%), 4.90%, 3/1/2023 (a) (b)	90,000	89,974
(SOFR + 0.42%), 4.97%, 3/1/2023 (a) (b)	43,000	43,017
(SOFR + 0.42%), 4.97%, 3/1/2023 (a) (b)	65,000	65,026
(SOFR + 0.50%), 5.05%, 3/1/2023 (a) (b)	70,000	70,080
(SOFR + 0.52%), 5.07%, 3/1/2023 (a) (b)	35,000	35,046
(SOFR + 0.59%), 5.14%, 3/1/2023 (a) (b)	130,000	130,007
(SOFR + 0.81%), 5.36%, 3/1/2023 (a) (b)	20,000	20,070
Barclays Bank plc (United Kingdom)
4.61%, 3/1/2023	635,879	635,799
(SOFR + 0.25%), 4.80%, 3/1/2023 (a) (b)	50,000	50,006
Bedford Row Funding Corp.
(SOFR + 0.50%), 5.05%, 3/1/2023 (a) (b)	155,000	155,132
BNG Bank NV (Netherlands)
4.58%, 3/24/2023	160,000	159,511
BNZ International Funding Ltd. (New Zealand)
(SOFR + 0.21%), 4.76%, 3/1/2023 (a) (b)	25,000	25,002
(SOFR + 0.46%), 5.01%, 3/1/2023 (a) (b)	80,000	80,030
BPCE SA (France)
(SOFR + 0.45%), 5.00%, 3/1/2023 (a) (b)	75,000	75,051
(SOFR + 0.58%), 5.13%, 3/1/2023 (a) (b)	215,000	215,091
(SOFR + 0.59%), 5.14%, 3/1/2023 (a) (b)	200,000	200,003
5.18%, 6/1/2023	148,000	146,154
5.15%, 7/5/2023	87,000	85,489
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	19

JPMorgan Prime Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short Term Investments — continued
Commercial Paper — continued
Canadian Imperial Bank of Commerce (Canada)
(SOFR + 0.65%), 5.20%, 3/1/2023 (a) (b)	65,000	65,132
5.12%, 10/12/2023	120,000	116,168
Cancara Asset Securitization LLC
4.63%, 3/14/2023 (b)	145,000	144,741
Chesham Finance Ltd. (Cayman Islands)
Series 2, 4.64%, 3/6/2023 (b)	125,000	124,905
Concord Minutemen Capital Co. LLC
Series A, 4.56%, 3/1/2023 (b)	155,000	154,980
Cooperatieve Rabobank UA (Netherlands)
4.55%, 3/1/2023	1,176,800	1,176,652
Credit Agricole Corporate and Investment Bank (France)
4.84%, 5/3/2023	305,000	302,466
DBS Bank Ltd. (Singapore)
4.61%, 3/14/2023	162,000	161,713
Dexia Credit Local SA (France)
4.76%, 4/20/2023 (b)	67,650	67,205
DNB Bank ASA (Norway)
(SOFR + 0.48%), 5.03%, 3/1/2023 (a) (b)	72,000	72,069
(SOFR + 0.50%), 5.05%, 3/1/2023 (a) (b)	20,000	20,000
DZ Bank AG (Germany)
4.54%, 3/1/2023	320,000	319,960
4.55%, 3/3/2023	200,000	199,926
Fairway Finance Corp.
(SOFR + 0.55%), 5.10%, 3/1/2023 (a) (b)	70,000	70,070
Federation des caisses Desjardins du Quebec (The) (Canada)
(SOFR + 0.35%), 4.90%, 3/1/2023 (a) (b)	65,000	65,008
(SOFR + 0.40%), 4.95%, 3/1/2023 (a) (b)	209,000	209,000
4.58%, 3/13/2023	100,000	99,835
First Abu Dhabi Bank PJSC (United Arab Emirates)
4.61%, 3/23/2023	284,000	283,171
4.80%, 4/27/2023	435,000	431,682
4.80%, 5/1/2023	292,000	289,606
5.25%, 11/6/2023	140,000	134,877
ING US Funding LLC (Netherlands)
(SOFR + 0.60%), 5.15%, 3/1/2023 (a) (b)	220,000	220,307
(SOFR + 0.70%), 5.25%, 3/1/2023 (a) (b)	37,000	37,094
5.05%, 8/22/2023	55,000	53,649
Lexington Parker Capital Co LLC
Series A, 4.58%, 3/1/2023	99,850	99,837
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued
Liberty Street Funding LLC
4.90%, 5/18/2023	15,000	14,843
LMA-Americas LLC
4.97%, 4/27/2023	50,000	49,616
Macquarie Bank Ltd (Australia)
(SOFR + 0.75%), 5.30%, 3/1/2023 (a) (b)	85,000	85,076
Macquarie Bank Ltd. (Australia)
(SOFR + 0.37%), 4.92%, 3/1/2023 (a) (b)	88,000	88,012
(SOFR + 0.38%), 4.93%, 3/1/2023 (a) (b)	75,000	75,016
(SOFR + 0.41%), 4.96%, 3/1/2023 (a) (b)	100,000	100,043
(SOFR + 0.70%), 5.25%, 3/1/2023 (a) (b)	117,000	117,135
5.22%, 6/5/2023	340,000	335,591
Matchpoint Finance plc (Ireland)
Series A, (SOFR + 0.38%), 4.93%, 3/1/2023 (a) (b)	100,000	100,007
Series A, (SOFR + 0.42%), 4.97%, 3/1/2023 (a) (b)	100,000	100,002
Series A, (SOFR + 0.71%), 5.26%, 3/1/2023 (a) (b)	80,000	80,061
Series A, (SOFR + 0.75%), 5.30%, 3/1/2023 (a) (b)	85,000	85,072
National Australia Bank Ltd. (Australia)
(SOFR + 0.37%), 4.92%, 3/1/2023 (a) (b)	162,000	162,050
(SOFR + 0.50%), 5.05%, 3/1/2023 (a) (b)	100,000	100,013
3.78%, 6/16/2023	100,000	98,544
National Bank of Canada (Canada)
5.18%, 5/25/2023	109,000	107,766
Nationwide Building Society (United Kingdom)
4.56%, 3/22/2023 (b)	381,000	379,931
Natixis SA (France)
(SOFR + 0.58%), 5.13%, 3/1/2023 (a)	150,000	150,171
5.30%, 9/1/2023	33,069	32,209
Nederlandse Waterschapsbank NV (Netherlands)
4.80%, 5/3/2023	414,000	410,537
Nordea Bank Abp (Finland)
(SOFR + 0.37%), 4.92%, 3/1/2023 (a) (b)	242,000	242,239
(SOFR + 0.45%), 5.00%, 3/1/2023 (a) (b)	30,000	30,057
NRW Bank (Germany)
4.55%, 3/21/2023 (c)	150,000	149,603
Old Line Funding Corp.
(SOFR + 0.26%), 4.81%, 3/1/2023 (a) (b)	110,000	110,003
(SOFR + 0.35%), 4.90%, 3/1/2023 (a) (b)	230,000	230,069
(SOFR + 0.35%), 4.90%, 3/1/2023 (a) (b)	125,000	125,037
(SOFR + 0.35%), 4.90%, 3/1/2023 (a) (b)	200,000	200,114
SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. Morgan Money Market Funds	February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short Term Investments — continued
Commercial Paper — continued
(SOFR + 0.40%), 4.95%, 3/1/2023 (a) (b)	72,000	72,026
5.21%, 8/14/2023	100,000	97,657
Podium Funding Trust (Canada)
5.16%, 7/14/2023	25,000	24,536
Royal Bank of Canada (Canada)
(SOFR + 0.65%), 5.20%, 3/1/2023 (a) (b)	138,000	138,227
(SOFR + 0.65%), 5.20%, 3/1/2023 (a) (b)	120,000	120,281
(SOFR + 0.65%), 5.20%, 3/1/2023 (a) (b)	94,000	94,090
(SOFR + 0.65%), 5.20%, 3/1/2023 (a) (b)	195,000	195,188
(SOFR + 0.70%), 5.25%, 3/1/2023 (a) (b)	62,000	62,156
(SOFR + 0.70%), 5.25%, 3/1/2023 (a) (b)	155,000	155,308
(SOFR + 0.71%), 5.26%, 3/1/2023 (a) (b)	60,000	60,166
(SOFR + 0.81%), 5.36%, 3/1/2023 (a) (b)	32,000	32,133
Sheffield Receivables Co. LLC (United Kingdom)
(SOFR + 0.39%), 4.94%, 3/1/2023 (a) (b)	50,000	50,006
Skandinaviska Enskilda Banken AB (Sweden)
(SOFR + 0.66%), 5.21%, 3/1/2023 (a) (b)	109,000	109,168
(SOFR + 0.67%), 5.22%, 3/1/2023 (a) (b)	75,000	75,065
5.05%, 8/18/2023	30,000	29,284
Societe Generale SA (France)
4.56%, 3/1/2023 (c)	500,000	499,937
4.71%, 3/31/2023	66,000	65,740
5.20%, 5/31/2023	76,000	75,067
Starbird Funding Corp.
(SOFR + 0.42%), 4.97%, 3/1/2023 (a) (b)	75,000	75,002
(SOFR + 0.42%), 4.97%, 3/1/2023 (a) (b)	50,000	50,002
(SOFR + 0.70%), 5.25%, 3/1/2023 (a) (b)	145,000	145,156
(SOFR + 0.75%), 5.30%, 3/1/2023 (a) (b)	100,000	100,093
Sumitomo Mitsui Trust Bank Ltd. (Japan)
4.57%, 3/23/2023	185,000	184,461
4.79%, 5/2/2023	285,000	282,642
Svenska Handelsbanken AB (Sweden)
(SOFR + 0.40%), 4.95%, 3/1/2023 (a) (b)	142,000	142,034
(SOFR + 0.40%), 4.95%, 3/1/2023 (a) (b)	55,000	55,061
(SOFR + 0.58%), 5.13%, 3/1/2023 (a) (b)	240,000	240,254
(SOFR + 0.59%), 5.14%, 3/1/2023 (a) (b)	160,000	160,000
(SOFR + 0.70%), 5.25%, 3/1/2023 (a) (b)	40,000	40,082
Thunder Bay Funding LLC
(SOFR + 0.40%), 4.95%, 3/1/2023 (a) (b)	35,000	35,015
Toronto-Dominion Bank (The) (Canada)
(SOFR + 0.70%), 5.25%, 3/1/2023 (a)	222,000	222,206
(SOFR + 0.71%), 5.26%, 3/1/2023 (a)	156,000	156,253
(SOFR + 0.72%), 5.27%, 3/1/2023 (a)	120,000	120,391
5.43%, 2/13/2024	50,000	47,461
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued
UBS AG (Switzerland)
(SOFR + 0.20%), 4.75%, 3/1/2023 (a) (b)	111,000	111,006
(SOFR + 0.23%), 4.78%, 3/1/2023 (a) (b)	125,000	124,999
(SOFR + 0.28%), 4.83%, 3/1/2023 (a) (b)	194,000	194,024
(SOFR + 0.36%), 4.91%, 3/1/2023 (a) (b)	50,000	50,022
(SOFR + 0.37%), 4.92%, 3/1/2023 (a) (b)	117,000	117,055
United Overseas Bank Ltd. (Singapore)
(SOFR + 0.40%), 4.95%, 3/1/2023 (a) (b)	85,000	85,025
(SOFR + 0.40%), 4.95%, 3/1/2023 (a) (b)	145,000	145,041
(SOFR + 0.40%), 4.95%, 3/1/2023 (a) (b)	250,000	250,082
Versailles Commercial Paper LLC
(SOFR + 0.28%), 4.83%, 3/1/2023 (a) (b)	100,000	100,028
5.09%, 5/1/2023 (b)	150,000	148,773
Westpac Banking Corp. (Australia)
(SOFR + 0.45%), 5.00%, 3/1/2023 (a) (b)	64,000	64,056
(SOFR + 0.54%), 5.09%, 3/1/2023 (a) (b)	65,000	65,127
Total Commercial Paper (Cost $17,649,471)		17,655,549
Time Deposits — 15.2%
Agricultural Bank of China Ltd.
4.60%, 3/1/2023	500,000	500,000
4.63%, 3/2/2023	175,000	175,000
4.63%, 3/3/2023	170,000	170,000
4.63%, 3/7/2023	200,000	200,000
Australia & New Zealand Banking Group Ltd. 4.57%, 3/3/2023	300,000	300,000
China Construction Bank Corp. 4.60%, 3/1/2023	300,000	300,000
Credit Agricole Corporate and Investment Bank 4.55%, 3/1/2023	229,686	229,686
DBS Bank Ltd. 4.57%, 3/6/2023	180,000	180,000
Erste Group Bank AG 4.57%, 3/1/2023	2,000,000	2,000,000
First Abu Dhabi Bank USA NV
4.57%, 3/1/2023	800,000	800,000
4.57%, 3/1/2023	500,000	500,000
4.57%, 3/1/2023	370,000	370,000
ING Bank NV
4.57%, 3/2/2023	300,000	300,000
4.57%, 3/7/2023	165,000	165,000
Mizuho Bank Ltd.
4.57%, 3/1/2023	1,315,000	1,315,000
4.58%, 3/1/2023	400,000	400,000
National Bank of Canada (Canada) 4.67%, 3/1/2023 (d)	500,000	500,000
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	21

JPMorgan Prime Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short Term Investments — continued
Time Deposits — continued
Nordea Bank Abp 4.55%, 3/1/2023	1,000,000	1,000,000
Skandinaviska Enskilda Banken AB 4.57%, 3/1/2023	1,200,000	1,200,000
Total Time Deposits (Cost $10,604,686)		10,604,686
Total Short Term Investments (Cost $46,455,929)		46,467,033
Total Investments — 99.5% (Cost $69,526,089)		69,537,260
Other Assets Less Liabilities — 0.5%		335,178
NET ASSETS — 100.0%		69,872,438

Percentages indicated are based on net assets.

Abbreviations
DN	Discount Notes
FHLB	Federal Home Loan Bank
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LOC	Letter of Credit
OBFR	Overnight Bank Funding Rate
PJSC	Public Joint Stock Company
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
VRDO	Variable Rate Demand Obligation

††	The date shown represents the earliest of the next put date, next demand date or final maturity date.
^^
Certain securities are perpetual and thus, do not have
predetermined maturity dates. The coupon rates for
these securities are fixed for a period of time and may
be structured to adjust thereafter. The coupon rates
shown are the rates in effect as of February 28,
2023.

(a)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2023.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	The rate shown is the effective yield as of February 28, 2023.
(d)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 28, 2023.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. Morgan Money Market Funds	February 28, 2023

JPMorgan Institutional Tax Free Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 65.0%
Alaska — 0.7%
Alaska Housing Finance Corp., Home Mortgage Series 2007A, Rev., VRDO, LIQ : FHLB, 3.40%, 3/7/2023 (a)	5,300	5,300
City of Valdez, Exxon Pipeline Co. Project
Series 1993-B, Rev., VRDO, 2.55%, 3/1/2023 (a)	4,965	4,965
Rev., VRDO, 2.60%, 3/1/2023 (a)	600	600
		10,865
Arizona — 0.2%
Tender Option Bond Trust Receipts/Certificates Series 2019-XG0231, Rev., VRDO, LOC : Bank of America NA, 3.50%, 3/7/2023 (a) (b)	2,760	2,760
California — 5.1%
Bay Area Toll Authority
Series 2019C, Rev., VRDO, LOC : Bank of America NA, 2.20%, 3/7/2023 (a)	9,680	9,680
Series 2007D-2, Rev., VRDO, LOC : Bank of America NA, 2.59%, 3/7/2023 (a)	22,230	22,230
Southern California Public Power Authority, Canyon Power Project Series 2022B, Rev., VRDO, LOC : Sumitomo Mitsui Banking Corp., 2.22%, 3/7/2023 (a)	5,000	5,000
Tender Option Bond Trust Receipts/Certificates Series 2022-XM1064, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.45%, 3/7/2023 (a) (b)	7,305	7,305
University of California
Series 2013AL-3, Rev., VRDO, 1.55%, 3/1/2023 (a)	9,850	9,850
Series 2013AL-4, Rev., VRDO, 1.55%, 3/1/2023 (a)	18,115	18,115
Series 2023BP-1, Rev., VRDO, 1.60%, 3/1/2023 (a)	3,950	3,950
		76,130
Colorado — 1.7%
City of Colorado Springs, Utilities System Improvement Series 2009C, Rev., VRDO, LIQ : Sumitomo Mitsui Banking Corp., 3.40%, 3/7/2023 (a)	9,265	9,265
Rib Floater Trust Various States Series 2022-038, COP, VRDO, LIQ : Barclays Bank plc, 2.62%, 3/1/2023 (a) (b)	2,395	2,395
Tender Option Bond Trust Receipts/Certificates
Series 2022-XG0420, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.45%, 3/7/2023 (a) (b)	4,000	4,000
Series 2022-XF3040, Rev., VRDO, LOC : Barclays Bank plc, 3.46%, 3/7/2023 (a) (b)	3,100	3,100
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Colorado — continued
Series 2015-XF0239, Rev., VRDO, LIQ : TD Bank NA, 3.50%, 3/7/2023 (a) (b)	3,175	3,175
Series 2018-XG0195, COP, VRDO, LIQ : Bank of America NA, 3.51%, 3/7/2023 (a) (b)	3,615	3,615
		25,550
Connecticut — 5.0%
Connecticut Housing Finance Authority, Housing Mortgage
Subseries E-2, Rev., VRDO, GNMA / FNMA / FHLMC COLL, LOC : Sumitomo Mitsui Banking Corp., 3.40%, 3/7/2023 (a)	6,050	6,050
Subseries 2020A-3, Rev., VRDO, LIQ : UBS AG, 3.42%, 3/7/2023 (a)	12,900	12,900
Connecticut Innovations, Inc., ISO New England Inc., Project, Rev., VRDO, LOC : TD Bank NA, 3.40%, 3/7/2023 (a)	13,860	13,860
Connecticut State Health and Educational Facilities Authority, Yale New Haven Health Issue
Series 2001V-1, Rev., VRDO, 1.65%, 3/1/2023 (a)	10,025	10,025
Series C, Rev., VRDO, 3.41%, 3/7/2023 (a)	6,885	6,885
RBC Municipal Products, Inc. Trust, Floater Certificates Series G110, Rev., VRDO, LOC : Royal Bank of Canada, 3.60%, 4/3/2023 (a) (b)	5,300	5,300
State of Connecticut Series 2013B, GO, 4.00%, 3/1/2023	5,000	5,000
Tender Option Bond Trust Receipts/Certificates
Series 2017-XX1047, GO, VRDO, LIQ : Barclays Bank plc, 3.45%, 3/7/2023 (a) (b)	12,005	12,005
Series 2022-YX1255, Rev., VRDO, LIQ : Barclays Bank plc, 3.45%, 3/7/2023 (a) (b)	3,010	3,010
		75,035
District of Columbia — 0.8%
Tender Option Bond Trust Receipts/Certificates
Series 2022-YX1195, Rev., VRDO, LIQ : Barclays Bank plc, 3.45%, 3/7/2023 (a) (b)	1,790	1,790
Series 2022-ZL0319, Rev., VRDO, LIQ : Royal Bank of Canada, 3.45%, 3/7/2023 (a) (b)	10,000	10,000
		11,790
Florida — 4.8%
County of Escambia, Gulf Power Co., Project
Series 2, Rev., VRDO, 2.58%, 3/1/2023 (a)	500	500
Series R, Rev., VRDO, 2.75%, 3/1/2023 (a)	8,500	8,500
County of St. Lucie, Power and Light Co. Project, Rev., VRDO, 2.70%, 3/1/2023 (a)	9,900	9,900
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	23

JPMorgan Institutional Tax Free Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Florida — continued
Highlands County Health Facilities Authority, Adventist Health System
Series 2012I, Rev., VRDO, 3.40%, 3/7/2023 (a)	5,775	5,775
Series 2007A, Rev., VRDO, 3.44%, 3/7/2023 (a)	4,805	4,805
JEA Water and Sewer System Series 2008A-1, Rev., VRDO, LIQ : US Bank NA, 2.62%, 3/1/2023 (a)	2,050	2,050
Orange County Health Facilities Authority, The Nemours Foundation Project Series 2009C-1, Rev., VRDO, LOC : TD Bank NA, 3.35%, 3/7/2023 (a)	175	175
Orange County Housing Finance Authority, Multi-Family, Post Fountains, Rev., VRDO, FNMA, LIQ : FNMA, 3.55%, 3/7/2023 (a)	9,330	9,330
RBC Municipal Products, Inc. Trust, Floater Certificates
Series 2018-G-41, Rev., VRDO, LOC : Royal Bank of Canada, 3.62%, 3/1/2023 (a) (b)	2,985	2,985
Series 2019-G113, Rev., VRDO, LOC : Royal Bank of Canada, 3.62%, 7/3/2023 (a) (b)	9,200	9,200
Tender Option Bond Trust Receipts/Certificates
Series 2019-XF2808, Rev., VRDO, LIQ : Barclays Bank plc, 3.45%, 3/7/2023 (a) (b)	7,500	7,500
Series 2021-XG0345, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.45%, 3/7/2023 (a) (b)	355	355
Series 2023-XF3080, Rev., VRDO, LIQ : Barclays Bank plc, 3.45%, 3/7/2023 (a) (b)	5,995	5,995
Series 2020-XX1136, Rev., VRDO, LOC : Barclays Bank plc, 3.46%, 3/7/2023 (a) (b)	4,745	4,745
		71,815
Georgia — 0.5%
Athens-Clarke County Unified Government Development Authority Series 2005B, Rev., VRDO, LOC : Wells Fargo Bank NA, 2.65%, 3/1/2023 (a)	1,150	1,150
Tender Option Bond Trust Receipts/Certificates
Series 2021-XM0961, Rev., VRDO, GTD, LIQ : Wells Fargo Bank NA, 3.45%, 3/7/2023 (a) (b)	1,810	1,810
Series 2022-ZL0308, Rev., VRDO, LOC : Royal Bank of Canada, 3.47%, 3/7/2023 (a) (b)	1,875	1,875
Series 2022-ZL0309, Rev., VRDO, LOC : Royal Bank of Canada, 3.47%, 3/7/2023 (a) (b)	2,380	2,380
		7,215
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Idaho — 0.1%
Tender Option Bond Trust Receipts/Certificates Series 2022-XG0374, Rev., VRDO, LOC : Bank of America NA, 3.46%, 3/7/2023 (a) (b)	2,180	2,180
Illinois — 4.8%
Chicago Midway International Airport, Second Lien Series 2004D, Rev., VRDO, LOC : Bank of Montreal, 3.39%, 3/7/2023 (a)	8,555	8,555
Illinois Finance Authority, Mccormick Theological Series 2001B, Rev., VRDO, LOC : Northern Trust Co. (The), 3.52%, 3/7/2023 (a)	3,000	3,000
Illinois Finance Authority, Northwestern Memorial Healthcare Series 2021B, Rev., VRDO, LIQ : Royal Bank of Canada, 2.58%, 3/1/2023 (a)	2,000	2,000
Illinois Finance Authority, The University of Chicago Medical Center Series 2009E-1, Rev., VRDO, LOC : Sumitomo Mitsui Banking Corp., 3.43%, 3/7/2023 (a)	8,000	8,000
Illinois Housing Development Authority, Rev., VRDO, LOC : BMO Harris Bank NA, 3.42%, 3/7/2023 (a)	3,000	3,000
Tender Option Bond Trust Receipts/Certificates
Series 2022-XL0311, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.45%, 3/7/2023 (a) (b)	13,835	13,835
Series 2022-XX1251, Rev., VRDO, LIQ : Barclays Bank plc, 3.45%, 3/7/2023 (a) (b)	5,695	5,695
Series 2015-XF1009, Rev., VRDO, AGM, LOC : Barclays Bank plc, 3.46%, 3/7/2023 (a) (b)	7,390	7,390
Series 2020-XL0145, Rev., VRDO, LOC : Barclays Bank plc, 3.46%, 3/7/2023 (a) (b)	2,320	2,320
Series 2022-XF3045, GO, VRDO, LOC : Barclays Bank plc, 3.46%, 3/7/2023 (a) (b)	7,500	7,500
Series 2022-YX1226, Rev., VRDO, LOC : Barclays Bank plc, 3.46%, 3/7/2023 (a) (b)	4,575	4,575
Series 2022-XM1049, GO, VRDO, LOC : Bank of America NA, 3.47%, 3/7/2023 (a) (b)	6,750	6,750
		72,620
Indiana — 1.2%
Indiana Finance Authority, Parkview Health System, Inc. Series 2009D, Rev., VRDO, LOC : Wells Fargo Bank NA, 2.65%, 3/1/2023 (a)	2,200	2,200
Indiana Housing and Community Development Authority
Series 2017B-3, Rev., VRDO, LIQ : TD Bank NA, 2.50%, 3/1/2023 (a)	700	700
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Money Market Funds	February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Indiana — continued
Series 2017C-3, Rev., VRDO, LIQ : TD Bank NA, 2.50%, 3/1/2023 (a)	5,320	5,320
Purdue University, Student Facilities Project Series 2004A, Rev., VRDO, 3.30%, 3/7/2023 (a)	10,275	10,275
		18,495
Iowa — 1.2%
Iowa Finance Authority, Holy Family Catholic Schools, Rev., VRDO, LOC : US Bank NA, 2.47%, 3/1/2023 (a)	4,685	4,685
Iowa Finance Authority, Single Family Mortgage-Backed Securities Program
Series 2019E, Rev., VRDO, GNMA / FNMA / FHLMC, LIQ : TD Bank NA, 3.40%, 3/7/2023 (a)	5,875	5,875
Series 2020B, Rev., VRDO, GNMA / FNMA / FHLMC, LIQ : TD Bank NA, 3.40%, 3/7/2023 (a)	3,000	3,000
Series 2020E, Rev., VRDO, GNMA / FNMA / FHLMC, LIQ : TD Bank NA, 3.40%, 3/7/2023 (a)	700	700
Series 2019B, Rev., VRDO, GNMA / FNMA / FHLMC, LIQ : US Bank NA, 3.48%, 3/7/2023 (a)	4,000	4,000
		18,260
Kentucky — 0.1%
City of Berea, Berea College Project Series 2002A, Rev., VRDO, 2.70%, 3/1/2023 (a)	2,000	2,000
Maryland — 0.4%
RBC Municipal Products, Inc. Trust, Floater Certificates Series 2018-G-28, Rev., VRDO, LOC : Royal Bank of Canada, 3.62%, 7/3/2023 (a) (b)	5,310	5,310
Massachusetts — 1.9%
Massachusetts Development Finance Agency, Boston University Series 2008-U6E-R, Rev., VRDO, LOC : TD Bank NA, 2.40%, 3/1/2023 (a)	4,700	4,700
Massachusetts Health and Educational Facilities Authority, Museum of Fine Arts Issue Series 2007A1, Rev., VRDO, LIQ : Bank of America NA, 2.61%, 3/1/2023 (a)	4,400	4,400
RBC Municipal Products, Inc. Trust, Floater Certificates Series E-144, GO, RAN, VRDO, LOC : Royal Bank of Canada, 3.45%, 3/2/2023 (a) (b)	5,475	5,475
Tender Option Bond Trust Receipts/Certificates
Series 2022-XL0365, Rev., VRDO, LIQ : UBS AG, 3.45%, 3/7/2023 (a) (b)	4,340	4,340
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Massachusetts — continued
Series 2022-XL0370, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.45%, 3/7/2023 (a) (b)	5,625	5,625
Series 2022-ZL0339, GO, VRDO, LIQ : Morgan Stanley Bank NA, 3.45%, 3/7/2023 (a) (b)	4,500	4,500
		29,040
Michigan — 1.2%
Tender Option Bond Trust Receipts/Certificates
Series 2022-XX1259, Rev., VRDO, LIQ : Barclays Bank plc, 3.45%, 3/7/2023 (a) (b)	3,605	3,605
Series 2022-YZ1194, Rev., VRDO, LIQ : Barclays Bank plc, 3.45%, 3/7/2023 (a) (b)	2,900	2,900
Series 2022-ZL0379, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.45%, 3/7/2023 (a) (b)	2,020	2,020
University of Michigan Series 2012D-1, Rev., VRDO, 2.55%, 3/1/2023 (a)	10,235	10,235
		18,760
Minnesota — 0.9%
City of Rochester, Health Care Facilities, Mayo Clinic Series 2008A, Rev., VRDO, 3.50%, 3/7/2023 (a)	8,375	8,375
Midwest Consortium of Municipal Utilities Series 2005B, Rev., VRDO, LOC : US Bank NA, 3.48%, 3/7/2023 (a)	5,675	5,675
		14,050
Mississippi — 4.8%
County of Jackson, Pollution Control, Chevron USA, Inc., Project Series 1993, Rev., VRDO, 2.55%, 3/1/2023 (a)	775	775
Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc., Project
Series 2007B, Rev., VRDO, 2.55%, 3/1/2023 (a)	7,500	7,500
Series 2007E, Rev., VRDO, 2.55%, 3/1/2023 (a)	5,100	5,100
Series 2009A, Rev., VRDO, 2.55%, 3/1/2023 (a)	6,395	6,395
Series 2009B, Rev., VRDO, 2.55%, 3/1/2023 (a)	18	18
Series 2009C, Rev., VRDO, 2.55%, 3/1/2023 (a)	1,500	1,500
Series 2009E, Rev., VRDO, 2.55%, 3/1/2023 (a)	1,625	1,625
Series 2009F, Rev., VRDO, 2.55%, 3/1/2023 (a)	3,450	3,450
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	25

JPMorgan Institutional Tax Free Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Mississippi — continued
Series 2009G, Rev., VRDO, 2.55%, 3/1/2023 (a)	6,550	6,550
Series 2010G, Rev., VRDO, 2.55%, 3/1/2023 (a)	1,105	1,105
Series 2010H, Rev., VRDO, 2.55%, 3/1/2023 (a)	900	900
Series 2010I, Rev., VRDO, 2.55%, 3/1/2023 (a)	3,935	3,935
Series 2010K, Rev., VRDO, 2.55%, 3/1/2023 (a)	9,650	9,650
Series 2010L, Rev., VRDO, 2.55%, 3/1/2023 (a)	200	200
Series 2011B, Rev., VRDO, 2.55%, 3/1/2023 (a)	280	280
Series 2011C, Rev., VRDO, 2.55%, 3/1/2023 (a)	900	900
Series 2011D, Rev., VRDO, 2.55%, 3/1/2023 (a)	1,500	1,500
Series 2011G, Rev., VRDO, 2.55%, 3/1/2023 (a)	9,335	9,335
Series 2011F, Rev., VRDO, 2.60%, 3/1/2023 (a)	4,300	4,300
Series 2010E, Rev., VRDO, 3.34%, 3/7/2023 (a)	300	300
Series 2010F, Rev., VRDO, 3.35%, 3/7/2023 (a)	400	400
Series B, Rev., VRDO, 3.35%, 3/7/2023 (a)	3,740	3,740
Mississippi Development Bank, Jackson County Industrial Water System Project, Rev., VRDO, 2.55%, 3/1/2023 (a)	2,100	2,100
		71,558
Missouri — 2.5%
Health and Educational Facilities Authority of the State of Missouri, BJC Health System Series C, Rev., VRDO, LIQ : BJC Health System, 3.40%, 3/7/2023 (a)	8,885	8,885
Health and Educational Facilities Authority of the State of Missouri, Ranken Technical College Series 2011-B, Rev., VRDO, LOC : Northern Trust Co. (The), 2.45%, 3/1/2023 (a)	1,055	1,055
Health and Educational Facilities Authority of the State of Missouri, SSM Healthcare Series F, Rev., VRDO, 2.60%, 3/1/2023 (a)	2,950	2,950
Industrial Development Authority of the City of St. Louis Missouri (The), Mid-America Transplant Services Project, Rev., VRDO, LOC : BMO Harris Bank NA, 2.60%, 3/1/2023 (a)	6,570	6,570
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Missouri — continued
RBC Municipal Products, Inc. Trust, Floater Certificates
Series C-16, Rev., VRDO, LOC : Royal Bank of Canada, 3.44%, 3/7/2023 (a) (b)	9,950	9,950
Series G-121, Rev., VRDO, LOC : Royal Bank of Canada, 3.62%, 6/1/2023 (a) (b)	8,220	8,220
		37,630
Nevada — 0.5%
County of Clark Department of Aviation, Subordinate Lien Series 2008D-2B, Rev., VRDO, LOC : Barclays Bank plc, 3.50%, 3/7/2023 (a)	7,100	7,100
Tender Option Bond Trust Receipts/Certificates Series 2020-XM0866, Rev., VRDO, LOC : Royal Bank of Canada, 3.46%, 3/7/2023 (a) (b)	1,000	1,000
		8,100
New Jersey — 0.2%
New Jersey Educational Facilities Authority Series 2006B, Rev., VRDO, LIQ : TD Bank NA, 3.40%, 3/7/2023 (a)	1,210	1,210
Tender Option Bond Trust Receipts/Certificates Series 2022-ZL0342, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.45%, 3/7/2023 (a) (b)	2,025	2,025
		3,235
New York — 2.5%
City of New York, Fiscal Year 2006
Subseries I-4, GO, VRDO, LOC : TD Bank NA, 2.45%, 3/1/2023 (a)	1,040	1,040
Series 2006E-2, GO, VRDO, LOC : Bank of America NA, 2.60%, 3/1/2023 (a)	3,365	3,365
City of New York, Fiscal Year 2012 Series 2012D-3A, GO, VRDO, LIQ : Bank of New York Mellon (The), 2.47%, 3/1/2023 (a)	2,040	2,040
City of New York, Fiscal Year 2013 Series 2013A-3, GO, VRDO, LOC : Mizuho Bank Ltd., 2.47%, 3/1/2023 (a)	1,000	1,000
City of New York, Fiscal Year 2015 Series 2015F-5, GO, VRDO, LIQ : Barclays Bank plc, 2.60%, 3/1/2023 (a)	3,500	3,500
Metropolitan Transportation Authority Subseries G-4, Rev., VRDO, LOC : Bank of Montreal, 2.65%, 3/1/2023 (a)	1,285	1,285
New York City Municipal Water Finance Authority, Second General Resolution Series 2015BB-4, Rev., VRDO, LIQ : Barclays Bank plc, 2.60%, 3/1/2023 (a)	3,000	3,000
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Money Market Funds	February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
New York City Municipal Water Finance Authority, Second General Resolution, Fiscal Year 2016 Series 2016AA-1, Rev., VRDO, LIQ : Bank of America NA, 2.60%, 3/1/2023 (a)	3,860	3,860
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal year 2014 Series AA-5, Rev., VRDO, LIQ : Mizuho Bank Ltd., 2.45%, 3/1/2023 (a)	1,500	1,500
New York City Municipal Water Finance Authority, Water and Sewer System, Second Resolution Subseries CC-2, Rev., VRDO, LIQ : State Street Bank & Trust Co., 2.50%, 3/1/2023 (a)	400	400
New York City Transitional Finance Authority, Future Tax Secured Subseries A2, Rev., VRDO, LIQ : UBS AG, 2.55%, 3/1/2023 (a)	700	700
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2011 Subseries A-4, Rev., VRDO, LIQ : Barclays Bank plc, 2.60%, 3/1/2023 (a)	650	650
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2015 Series 2015A-3, Rev., VRDO, LIQ : Mizuho Bank Ltd., 2.48%, 3/1/2023 (a)	1,880	1,880
Tender Option Bond Trust Receipts/Certificates
Series 2022-XL0385, Rev., VRDO, LIQ : Citibank NA, 3.44%, 3/7/2023 (a) (b)	1,370	1,370
Series 2022-XL0381, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.45%, 3/7/2023 (a) (b)	1,875	1,875
Series 2022-XX1231, GO, VRDO, LIQ : Barclays Bank plc, 3.45%, 3/7/2023 (a) (b)	2,700	2,700
Series 2022-ZL0250, GO, VRDO, LIQ : Barclays Bank plc, 3.45%, 3/7/2023 (a) (b)	3,795	3,795
Series 2022-ZL0393, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.45%, 3/7/2023 (a) (b)	2,050	2,050
Series 2017-XF2419, Rev., VRDO, LOC : Barclays Bank plc, 3.46%, 3/7/2023 (a) (b)	1,215	1,215
		37,225
North Carolina — 0.8%
Charlotte-Mecklenburg Hospital Authority (The), Atrium Health Variable Rate, Health Care Series 2021E, Rev., VRDO, LOC : Royal Bank of Canada, 2.30%, 3/1/2023 (a)	1,300	1,300
North Carolina Medical Care Commission, Moses Cone Health System Series 2001B, Rev., VRDO, LIQ : Bank of Montreal, 2.63%, 3/1/2023 (a)	1,210	1,210
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

North Carolina — continued
Person County Industrial Facilities and Pollution Control Financing Authority, Recovery Zone Facility, Certainteed Gypsum, Inc., Rev., VRDO, LOC : Credit Industriel et Commercial, 3.45%, 3/7/2023 (a)	5,750	5,750
University of North Carolina, Hospital at Chapel Hill Series 2003B, Rev., VRDO, LIQ : TD Bank NA, 3.40%, 3/7/2023 (a)	4,500	4,500
		12,760
North Dakota — 0.5%
North Dakota Housing Finance Agency, Home Mortgage Finance Program Series 2015C, Rev., VRDO, LIQ : TD Bank NA, 3.40%, 3/7/2023 (a)	7,150	7,150
Ohio — 1.2%
County of Franklin, Ohio Hospital Facilities Series 2009A, Rev., VRDO, LIQ : Barclays Bank plc, 3.35%, 3/7/2023 (a)	1,025	1,025
RBC Municipal Products, Inc. Trust, Floater Certificates
Series E132, Rev., VRDO, LOC : Royal Bank of Canada, 3.45%, 3/7/2023 (a) (b)	2,065	2,065
Series C-18, Rev., VRDO, LOC : Royal Bank of Canada, 3.46%, 3/7/2023 (a) (b)	9,000	9,000
Tender Option Bond Trust Receipts/Certificates
Series 2022-ZL0355, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.45%, 3/7/2023 (a) (b)	3,815	3,815
Series 2022-XL0321, Rev., VRDO, LIQ : Bank of America NA, 3.46%, 3/7/2023 (a) (b)	2,100	2,100
		18,005
Oklahoma — 0.1%
Tender Option Bond Trust Receipts/Certificates Series 2020-XF2884, Rev., VRDO, LOC : Barclays Bank plc, 3.46%, 3/7/2023 (a) (b)	1,370	1,370
Oregon — 1.0%
Oregon State Facilities Authority, Peacehealth, Rev., VRDO, LOC : US Bank NA, 2.62%, 3/1/2023 (a)	5,700	5,700
State of Oregon, Veterans Welfare Series 2015P-9, GO, VRDO, LIQ : US Bank NA, 3.58%, 3/7/2023 (a)	4,150	4,150
Tender Option Bond Trust Receipts/Certificates Series 2022-XL0411, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.47%, 3/7/2023 (a) (b)	4,900	4,900
		14,750
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	27

JPMorgan Institutional Tax Free Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Pennsylvania — 1.8%
Delaware County Industrial Development Authority, United Parcel Service Project, Rev., VRDO, 2.80%, 3/1/2023 (a)	1,000	1,000
Pennsylvania Housing Finance Agency, Single Family Mortgage Series 2020-132B, Rev., VRDO, LIQ : TD Bank NA, 3.45%, 3/7/2023 (a)	2,075	2,075
Philadelphia Gas Works Co.
Series C, Rev., VRDO, LOC : TD Bank NA, 3.40%, 3/7/2023 (a)	10,625	10,625
Series E, Rev., VRDO, LOC : TD Bank NA, 3.40%, 3/7/2023 (a)	1,600	1,600
Philadelphia Gas Works Co., 1998 General Ordinance Series A-2, Rev., VRDO, LOC : TD Bank NA, 3.40%, 3/7/2023 (a)	3,400	3,400
Rib Floater Trust Various States Series 2022-030, GO, VRDO, LOC : Barclays Bank plc, 2.61%, 3/1/2023 (a) (b)	3,740	3,740
Tender Option Bond Trust Receipts/Certificates Series 2018-XM0692, Rev., VRDO, 3.46%, 3/7/2023 (a) (b)	4,420	4,420
		26,860
South Carolina — 0.3%
City of Columbia, Waterworks and Sewer System, Rev., VRDO, LOC : Sumitomo Mitsui Banking Corp., 3.42%, 3/7/2023 (a)	560	560
RBC Municipal Products, Inc. Trust, Floater Certificates Series G109, Rev., VRDO, LOC : Royal Bank of Canada, 3.62%, 4/3/2023 (a) (b)	2,600	2,600
South Carolina Public Service Authority Series 2019A, Rev., VRDO, LOC : Bank of America NA, 3.52%, 3/7/2023 (a)	1,145	1,145
		4,305
South Dakota — 0.5%
South Dakota Housing Development Authority, Homeownership Mortgage Series 2022D, Rev., VRDO, LIQ : FHLB, 3.45%, 3/7/2023 (a)	7,400	7,400
Tennessee — 2.0%
Tender Option Bond Trust Receipts/Certificates
Series 2023-BAML5024, Rev., VRDO, LOC : Bank of America NA, 2.95%, 3/1/2023 (a) (b)	17,000	17,000
Series 2022-XF1421, Rev., VRDO, LIQ : Bank of America NA, 3.45%, 3/7/2023 (a) (b)	6,600	6,600
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Tennessee — continued
Series 2022-XL0369, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.45%, 3/7/2023 (a) (b)	5,000	5,000
Series 2018-XF2576, Rev., VRDO, LOC : Barclays Bank plc, 3.46%, 3/7/2023 (a) (b)	2,000	2,000
		30,600
Texas — 6.5%
City of Houston, Combined Utility System, First Lien Series 2004B-6, Rev., VRDO, LOC : Sumitomo Mitsui Banking Corp., 3.15%, 3/7/2023 (a)	2,000	2,000
Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System
Series 2014D, Rev., VRDO, 3.51%, 3/7/2023 (a)	255	255
Series 2016D, Rev., VRDO, 3.51%, 3/7/2023 (a)	4,000	4,000
Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project
Rev., VRDO, 2.48%, 3/1/2023 (a)	2,200	2,200
Series 2012, Rev., VRDO, 2.48%, 3/1/2023 (a)	300	300
Series 2019, Rev., VRDO, 2.48%, 3/1/2023 (a)	600	600
RBC Municipal Products, Inc. Trust, Floater Certificates
Series E141, Rev., VRDO, LOC : Royal Bank of Canada, 3.45%, 3/2/2023 (a) (b)	3,000	3,000
Series E-149, Rev., VRDO, LOC : Royal Bank of Canada, 3.45%, 3/7/2023 (a) (b)	5,500	5,500
Series 2019-G112, Rev., VRDO, LOC : Royal Bank of Canada, 3.62%, 7/3/2023 (a) (b)	4,800	4,800
State of Texas, Veterans
Series 2010C, GO, VRDO, LIQ : State Street Bank & Trust Co., 3.50%, 3/7/2023 (a)	5,860	5,860
Series 2011A, GO, VRDO, LIQ : State Street Bank & Trust Co., 3.50%, 3/7/2023 (a)	3,395	3,395
Series 2013B, GO, VRDO, LIQ : State Street Bank & Trust Co., 3.50%, 3/7/2023 (a)	11,705	11,705
Series 2015 A, GO, VRDO, LIQ : State Street Bank & Trust Co., 3.50%, 3/7/2023 (a)	15,525	15,525
Tarrant County Cultural Education Facilities Finance Corp., Methodist Hospitals of Dallas Project Series 2008-A, Rev., VRDO, LOC : TD Bank NA, 2.50%, 3/1/2023 (a)	1,000	1,000
Tender Option Bond Trust Receipts/Certificates
Series 2022-XM1066, Rev., VRDO, LIQ : Citibank NA, 3.44%, 3/7/2023 (a) (b)	4,685	4,685
Series 2018-ZF2662, GO, VRDO, PSF-GTD, LIQ : Morgan Stanley Bank NA, 3.45%, 3/7/2023 (a) (b)	3,840	3,840
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Money Market Funds	February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Texas — continued
Series 2018-ZF2721, GO, VRDO, LIQ : Morgan Stanley Bank NA, 3.45%, 3/7/2023 (a) (b)	3,335	3,335
Series 2022-XG0399, Rev., VRDO, LOC : Royal Bank of Canada, 3.45%, 3/7/2023 (a) (b)	1,500	1,500
Series 2022-XL0282, GO, VRDO, LIQ : Bank of America NA, 3.45%, 3/7/2023 (a) (b)	3,440	3,440
Series 2022-XL0334, GO, VRDO, PSF-GTD, LIQ : Bank of America NA, 3.45%, 3/7/2023 (a) (b)	2,915	2,915
Series 2022-XL0335, Rev., VRDO, LIQ : Bank of America NA, 3.45%, 3/7/2023 (a) (b)	1,875	1,875
Series 2022-XL0360, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.45%, 3/7/2023 (a) (b)	2,760	2,760
Series 2022-XL0362, GO, VRDO, PSF-GTD, LIQ : Bank of America NA, 3.45%, 3/7/2023 (a) (b)	3,110	3,110
Series 2022-XM1050, Rev., VRDO, LIQ : Citibank NA, 3.45%, 3/7/2023 (a) (b)	2,675	2,675
Texas Transportation Commission State Highway Fund Series 2014-B, Rev., VRDO, LIQ : Sumitomo Mitsui Banking Corp., 3.42%, 3/7/2023 (a)	8,000	8,000
		98,275
Utah — 4.7%
City of Murray, IHC Health Services, Inc. Series 2005D, Rev., VRDO, LIQ : Wells Fargo Bank NA, 2.55%, 3/1/2023 (a)	1,400	1,400
County of Utah, IHC Health Services, Inc.
Series 2018C, Rev., VRDO, LIQ : TD Bank NA, 2.55%, 3/1/2023 (a)	20,175	20,175
Series 2016C, Rev., VRDO, LIQ : BMO Harris Bank NA, 3.55%, 3/7/2023 (a)	28,180	28,180
Series 2014C, Rev., VRDO, LIQ : US Bank NA, 3.58%, 3/7/2023 (a)	17,975	17,975
Tender Option Bond Trust Receipts/Certificates Series 2018-XG0171, Rev., VRDO, LIQ : Royal Bank of Canada, 3.46%, 3/7/2023 (a) (b)	3,000	3,000
		70,730
Vermont — 0.1%
Vermont Educational and Health Buildings Financing Agency, Landmark College Project Series A, Rev., VRDO, LOC : TD Bank NA, 2.66%, 3/1/2023 (a)	1,800	1,800
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Virginia — 1.4%
Albemarle County Economic Development Authority, Sentara Martha Jeffers Series 2018B, Rev., VRDO, LIQ : TD Bank NA, 2.50%, 3/1/2023 (a)	2,000	2,000
Fairfax County Economic Development Authority, Smithsonian Institution Series A, Rev., VRDO, LIQ : Northern Trust Co. (The), 3.30%, 3/7/2023 (a)	5,625	5,625
Lynchburg Economic Development Authority, Centra Health Obligated Group Series 2017B, Rev., VRDO, LOC : Truist Bank, 2.60%, 3/1/2023 (a)	1,800	1,800
RBC Municipal Products, Inc. Trust, Floater Certificates Series C-19, Rev., VRDO, LOC : Royal Bank of Canada, 3.46%, 3/7/2023 (a) (b)	5,000	5,000
Roanoke Economic Development Authority, Carilion Health System Obligated Group Series 2005A, Rev., VRDO, LIQ : PNC Bank NA, 3.43%, 3/7/2023 (a)	4,000	4,000
Tender Option Bond Trust Receipts/Certificates Series 2022-ZL0267, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.45%, 3/7/2023 (a) (b)	2,250	2,250
		20,675
Washington — 1.1%
RBC Municipal Products, Inc. Trust, Floater Certificates Series E-153, Rev., VRDO, LOC : Royal Bank of Canada, 3.45%, 3/7/2023 (a) (b)	11,875	11,875
Tender Option Bond Trust Receipts/Certificates
Series 2015-XF1017, Rev., VRDO, LOC : Barclays Bank plc, 3.46%, 3/7/2023 (a) (b)	2,800	2,800
Series 2022-XG0380, Rev., VRDO, LOC : Bank of America NA, 3.46%, 3/7/2023 (a) (b)	1,230	1,230
		15,905
West Virginia — 0.3%
West Virginia Hospital Finance Authority, University Health System Series 2018C, Rev., VRDO, LOC : TD Bank NA, 3.40%, 3/7/2023 (a)	4,945	4,945
Wisconsin — 1.3%
Public Finance Authority, Health Care Systems Project Series 2023C, Rev., VRDO, LOC : TD Bank NA, 2.60%, 3/1/2023 (a)	3,000	3,000
Tender Option Bond Trust Receipts/Certificates
Series 2022-XL0296, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.45%, 3/7/2023 (a) (b)	5,530	5,530
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	29

JPMorgan Institutional Tax Free Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Wisconsin — continued
Series 2023-XF3076, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.45%, 3/7/2023 (a) (b)	3,895	3,895
Wisconsin Housing and Economic Development Authority, Home Ownership Series 2022B, Rev., VRDO, FNMA COLL, LIQ : FHLB, 3.42%, 3/7/2023 (a)	7,500	7,500
		19,925
Wyoming — 0.3%
Wyoming Community Development Authority Series 2022-2, Rev., VRDO, GNMA / FNMA / FHLMC COLL, LIQ : Barclays Bank plc, 3.35%, 3/7/2023 (a)	5,000	5,000
Total Municipal Bonds (Cost $980,078)		980,078
	SHARES (000)
Variable Rate Demand Preferred Shares — 6.9%
California — 0.4%
Nuveen California AMT - Free Quality Municipal Income Fund Series 6, LIQ : Sumitomo Mitsui Banking Corp., 3.45%, 3/7/2023# (b)	7,000	7,000
New York — 0.9%
Nuveen New York AMT - Free Quality Municipal Income Fund Series 2, LIQ : Royal Bank of Canada, 3.47%, 3/7/2023# (b)	13,600	13,600
Other — 5.6%
Nuveen AMT - Free Municipal Credit Income Fund
Series 6, LIQ : Sumitomo Mitsui Banking Corp., 3.47%, 3/7/2023# (b)	21,700	21,700
Series 5, LIQ : Societe Generale, 3.47%, 3/7/2023# (b)	17,400	17,400
Nuveen AMT - Free Quality Municipal Income Fund
Series 5-1000, LOC : Sumitomo Mitsui Banking Corp., 3.47%, 3/7/2023# (b)	5,000	5,000
Series 4-4895, LIQ : Barclays Bank plc, 3.47%, 3/7/2023# (b)	30,000	30,000
Series 3-PFD, LIQ : TD Bank NA, 3.47%, 3/7/2023# (b)	10,000	10,000
		84,100
Total Variable Rate Demand Preferred Shares (Cost $104,700)		104,700
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short Term Investments — 27.9%
Commercial Paper — 27.9%
Board of Regents of the University of Texas System
Series A, 2.90%, 3/7/2023	10,500	10,500
Series A, 2.82%, 3/9/2023	10,000	9,999
Series A, 2.03%, 3/16/2023	14,000	13,994
Series A, 2.48%, 3/21/2023	5,000	4,997
Series A, 2.68%, 4/4/2023	5,000	4,998
Series A, 2.60%, 5/10/2023	25,000	24,966
Series A, 2.60%, 5/10/2023	18,840	18,815
Series A, 2.56%, 5/11/2023	13,000	12,982
Series A, 2.56%, 5/11/2023	25,000	24,966
Board of Trustees Michigan State University
Series G, 3.00%, 3/9/2023	16,285	16,283
Boston Water and Sewer Commission
Series A, 2.70%, 3/6/2023	5,500	5,499
California Statewide Communities Development Authority
Series 08-C, 2.93%, 3/15/2023	10,000	9,997
Series 09-D, 2.82%, 3/16/2023	2,000	2,000
Series 08-B, 2.55%, 4/3/2023	2,000	1,999
Series 08-B, 3.05%, 5/4/2023	7,000	6,997
Series 9B-4, 2.68%, 5/10/2023	5,000	4,996
Series D, 2.61%, 5/17/2023	1,500	1,498
Series 09-D, 3.20%, 6/6/2023	5,000	4,995
City of Atlanta, Water and Wastewater
2.56%, 4/18/2023	6,847	6,840
City of Garland
Series 2015, 3.40%, 5/31/2023	15,000	15,005
Series 2021, 3.40%, 5/31/2023	5,000	5,001
City of Houston
Series E-1, 2.70%, 3/9/2023	10,000	9,999
Series H-2, 2.85%, 3/9/2023	10,000	9,999
Series G-2, 2.75%, 3/14/2023	5,000	4,999
City of Jacksonville
Series 2016, 3.35%, 6/8/2023	10,000	9,992
City of Philadelphia, Water and Wastewater
Series B, 3.05%, 3/6/2023	8,420	8,420
Series A, 2.55%, 3/23/2023	10,110	10,106
City of Rochester, Health Care
Series 2011, 2.83%, 3/7/2023	8,000	7,999
City of San Antonio, Electric and Gas Systems
Series C, 3.45%, 4/24/2023	20,000	20,004
County of Harris
Series B, 3.25%, 3/2/2023	4,239	4,239
Series C, 3.90%, 3/2/2023	5,000	5,000
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan Money Market Funds	February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short Term Investments — continued
Commercial Paper — continued
Series A-1, 3.10%, 3/7/2023	5,400	5,400
Series B, 2.95%, 3/8/2023	100	100
Series J-1, 3.51%, 4/18/2023	10,000	10,002
County of Harris, Toll Road
Series K, 2.55%, 3/14/2023	700	700
Series K, 3.25%, 3/14/2023	1,890	1,890
County of King
Series A, 2.07%, 3/14/2023	5,000	4,998
Series A, 3.25%, 5/3/2023	5,000	4,997
County of Montgomery
Series 10-A, 2.81%, 3/8/2023	7,500	7,499
East Bay Municipal Utility District
Series A-1, 2.80%, 3/7/2023	11,900	11,899
El Paso Water and Sewer
Series A, 2.08%, 3/13/2023	5,000	4,998
Jacksonville Aviation Authority
Series 92, 3.40%, 3/6/2023	8,300	8,300
Lower Colorado River Authority
Series B, 3.05%, 3/30/2023	3,000	2,999
Series B, 3.25%, 3/30/2023	2,055	2,055
Metropolitan Government Nashville
3.42%, 5/10/2023	5,000	5,000
Omaha Public Power District
Series A, 2.83%, 3/9/2023	7,000	6,999
Series A, 3.40%, 3/13/2023	5,000	4,999
Salt River Project Agricultural Improvement and Power District
Series C, 3.80%, 3/1/2023	5,000	5,000
State of Oregon Department of Transportation
Series A-1, 2.36%, 3/1/2023	2,857	2,857
Texas Public Finance Authority
Series 19, 3.50%, 5/11/2023	7,000	7,002
University of Minnesota
Series 07-B, 3.00%, 3/9/2023	4,000	4,000
Series 07-C, 3.00%, 3/9/2023	15,500	15,498
University of Pittsburgh-of the Commonwealth System of Higher Education
Series B-2, 2.48%, 3/21/2023	5,000	4,997
Total Commercial Paper (Cost $420,442)		420,273
Total Short Term Investments (Cost $420,442)		420,273
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Total Investments — 99.8% (Cost $1,505,220)		1,505,051
Other Assets Less Liabilities — 0.2%		2,572
NET ASSETS — 100.0%		1,507,623

Percentages indicated are based on net assets.

Abbreviations
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
COLL	Collateral
COP	Certificate of Participation
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
GTD	Guaranteed
LIQ	Liquidity Agreement
LOC	Letter of Credit
PSF-GTD	Permanent School Fund Guaranteed
RAN	Revenue Anticipation Note
Rev.	Revenue
VRDO	Variable Rate Demand Obligation

††	The date shown represents the earliest of the next put date, next demand date or final maturity date.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of February 28, 2023.
(a)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 28, 2023.

(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	31

JPMorgan Securities Lending Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 7.7%
Agency Joint Trading Account II, J.P. Morgan Investment Management Inc., as agent, 4.55%, dated 2/28/2023, due 3/1/2023, repurchase price $75,009. (a)	75,000	75,000
Fixed Income Clearing Corp., 4.54%, dated 2/28/2023, due 3/1/2023, repurchase price $75,010, collateralized by U.S. Treasury Securities, 2.00%, due 2/15/2050, with a value of $76,500.	75,000	75,000
Societe Generale SA, 4.73%, dated 2/28/2023, due 3/1/2023, repurchase price $10,001, collateralized by Asset-Backed Securities, 5.25% - 6.66%, due 5/30/2025 - 2/28/2041, Corporate Notes and Bonds, 2.20% - 11.00%, due 6/27/2023 - 1/31/2060^^, FNMA, 8.23% - 10.23%, due 2/25/2042 - 9/25/2042 and Sovereign Government Securities, 4.88% - 7.63%, due 1/22/2024 - 2/12/2048, with a value of $10,749.	10,000	10,000
Total Repurchase Agreements (Cost $160,000)		160,000
Municipal Bonds — 2.9%
Alaska — 1.7%
Alaska Housing Finance Corp., State Capital Project
Series 2017B, Rev., VRDO, 4.60%, 3/7/2023 (b)	13,985	13,985
Series 2018A, Rev., VRDO, 4.61%, 3/7/2023 (b)	20,000	20,000
		33,985
Colorado — 0.2%
Colorado Housing and Finance Authority, Single Family Mortgage Series 2022L2, Class II, Rev., VRDO, GNMA COLL, LIQ : FHLB, 4.56%, 3/7/2023 (b)	3,530	3,530
Georgia — 0.7%
Macon-Bibb County Industrial Authority, Kumho Tire Georgia Inc. Project, Rev., VRDO, LOC : Korea Development Bank, 4.62%, 3/7/2023 (b) (c)	15,000	15,000
New York — 0.3%
Triborough Bridge and Tunnel Authority Series 2018E, Rev., VRDO, LOC : UBS AG, 4.60%, 3/7/2023 (b)	7,000	7,000
Total Municipal Bonds (Cost $59,515)		59,515
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Notes — 0.5%
Banks — 0.5%
Bank of America NA (SOFR + 0.34%), 4.89%, 3/1/2023 (d)(Cost $10,000)	10,000	10,007
Short Term Investments — 89.1%
Commercial Paper — 57.8%
Antalis SA (France)
4.61%, 3/22/2023	15,000	14,958
ASB Bank Ltd. (New Zealand)
(SOFR + 0.12%), 4.67%, 3/1/2023 (c) (d)	10,000	10,000
Australia & New Zealand Banking Group Ltd. (Australia)
(SOFR + 0.35%), 4.90%, 3/1/2023 (c) (d)	10,000	10,001
Bank of Montreal (Canada)
(SOFR + 0.70%), 5.25%, 3/1/2023 (d)	7,000	7,007
(SOFR + 0.72%), 5.27%, 3/1/2023 (d)	8,000	8,011
(SOFR + 0.75%), 5.30%, 3/1/2023 (d)	25,000	25,093
Bank of Nova Scotia (The) (Canada)
(SOFR + 0.42%), 4.97%, 3/1/2023 (c) (d)	2,000	2,001
(SOFR + 0.42%), 4.97%, 3/1/2023 (c) (d)	2,000	2,001
(SOFR + 0.45%), 5.00%, 3/1/2023 (c) (d)	5,000	5,003
(SOFR + 0.52%), 5.07%, 3/1/2023 (c) (d)	10,000	10,013
(SOFR + 0.55%), 5.10%, 3/1/2023 (c) (d)	15,000	15,015
(SOFR + 0.60%), 5.15%, 3/1/2023 (c) (d)	25,000	25,045
(SOFR + 0.72%), 5.27%, 3/1/2023 (c) (d)	5,000	5,007
Barclays Bank plc (United Kingdom)
4.61%, 3/1/2023	75,000	74,991
(SOFR + 0.25%), 4.80%, 3/1/2023 (c) (d)	5,000	5,001
Bedford Row Funding Corp.
(SOFR + 0.44%), 4.99%, 3/1/2023 (c) (d)	2,500	2,502
(SOFR + 0.75%), 5.30%, 3/1/2023 (c) (d)	10,000	10,024
BNG Bank NV (Netherlands)
4.56%, 3/2/2023	15,000	14,996
4.55%, 3/3/2023	33,350	33,337
4.58%, 3/6/2023	6,500	6,495
BNP Paribas SA (France)
(SOFR + 0.70%), 5.25%, 3/1/2023 (d)	7,000	7,008
BNZ International Funding Ltd. (New Zealand)
(SOFR + 0.21%), 4.76%, 3/1/2023 (c) (d)	5,000	5,000
BPCE SA (France)
(SOFR + 0.58%), 5.13%, 3/1/2023 (c) (d)	25,000	25,031
Canadian Imperial Bank of Commerce (Canada)
(SOFR + 0.54%), 5.09%, 3/1/2023 (c) (d)	7,000	7,023
CDP Financial, Inc. (Canada)
(SOFR + 0.47%), 5.02%, 3/1/2023 (c) (d)	10,000	10,012
(SOFR + 0.80%), 5.35%, 3/1/2023 (c) (d)	15,000	15,052
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Money Market Funds	February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short Term Investments — continued
Commercial Paper — continued
5.21%, 10/17/2023 (c)	10,000	9,676
Chesham Finance Ltd. (Cayman Islands)
Series 2, 4.64%, 3/6/2023 (c)	5,000	4,996
China Construction Bank Corp. (China)
4.59%, 3/1/2023	90,000	89,989
Commonwealth Bank of Australia (Australia)
(SOFR + 0.64%), 5.19%, 3/1/2023 (c) (d)	30,000	30,030
Cooperatieve Rabobank UA (Netherlands)
4.55%, 3/1/2023	80,000	79,990
DBS Bank Ltd. (Singapore)
4.55%, 3/1/2023	2,531	2,531
DCAT LLC
4.57%, 3/3/2023	39,000	38,985
DNB Bank ASA (Norway)
(SOFR + 0.48%), 5.03%, 3/1/2023 (c) (d)	25,000	25,024
DZ Bank AG (Germany)
4.54%, 3/1/2023	50,000	49,994
4.57%, 3/23/2023	5,791	5,774
Erste Abwicklungsanstalt (Germany)
4.58%, 3/22/2023 (c)	10,000	9,972
Fairway Finance Corp.
(SOFR + 0.26%), 4.81%, 3/1/2023 (c) (d)	10,000	10,002
Federation des caisses Desjardins du Quebec (The) (Canada)
4.65%, 3/15/2023	5,000	4,990
4.57%, 3/22/2023	10,000	9,972
First Abu Dhabi Bank PJSC (United Arab Emirates)
4.57%, 3/6/2023	10,000	9,992
4.61%, 3/23/2023	10,000	9,971
Industrial & Commercial Bank of China Ltd. (China)
4.59%, 3/1/2023	85,000	84,989
ING US Funding LLC (Netherlands)
(SOFR + 0.60%), 5.15%, 3/1/2023 (c) (d)	15,000	15,019
5.05%, 8/22/2023	10,000	9,754
Landesbank Baden-Wurttemberg (Germany)
4.55%, 3/1/2023	50,000	49,994
LMA-Americas LLC
4.58%, 3/1/2023	6,395	6,394
Macquarie Bank Ltd. (Australia)
(SOFR + 0.70%), 5.25%, 3/1/2023 (c) (d)	10,000	10,012
Matchpoint Finance plc (Ireland)
Series A, (SOFR + 0.37%), 4.92%, 3/1/2023 (c) (d)	15,000	15,006
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued
National Australia Bank Ltd. (Australia)
(SOFR + 0.64%), 5.19%, 3/1/2023 (c) (d)	25,000	25,022
National Bank of Canada (Canada)
(SOFR + 0.40%), 4.95%, 3/1/2023 (c) (d)	35,000	35,005
(SOFR + 0.40%), 4.95%, 3/1/2023 (c) (d)	5,000	5,001
Nationwide Building Society (United Kingdom)
4.56%, 3/22/2023 (c)	10,000	9,972
Natixis SA (France)
(SOFR + 0.67%), 5.22%, 3/1/2023 (d)	10,000	10,010
Nordea Bank Abp (Finland)
(SOFR + 0.37%), 4.92%, 3/1/2023 (c) (d)	8,000	8,008
NRW Bank (Germany)
4.54%, 3/6/2023	10,000	9,993
4.53%, 3/7/2023	25,000	24,978
Old Line Funding Corp.
(SOFR + 0.35%), 4.90%, 3/1/2023 (c) (d)	5,000	5,002
Royal Bank of Canada (Canada)
(SOFR + 0.63%), 5.18%, 3/1/2023 (c) (d)	10,000	10,010
Svenska Handelsbanken AB (Sweden)
(SOFR + 0.40%), 4.95%, 3/1/2023 (c) (d)	5,000	5,006
(SOFR + 0.69%), 5.24%, 3/1/2023 (c) (d)	15,000	15,039
Thunder Bay Funding LLC
(SOFR + 0.40%), 4.95%, 3/1/2023 (c) (d)	15,000	15,006
Toronto-Dominion Bank (The) (Canada)
(SOFR + 0.70%), 5.25%, 3/1/2023 (d)	8,000	8,007
(SOFR + 0.73%), 5.28%, 3/1/2023 (c) (d)	3,000	3,008
(US Federal Funds Effective Rate (continuous series) + 0.74%), 5.32%, 3/1/2023 (c) (d)	10,000	10,037
Toyota Credit de Puerto Rico Corp.
(SOFR + 0.25%), 4.80%, 3/1/2023 (d)	25,000	24,999
UBS AG (Switzerland)
(SOFR + 0.23%), 4.78%, 3/1/2023 (c) (d)	10,000	10,000
(SOFR + 0.36%), 4.91%, 3/1/2023 (c) (d)	10,000	10,004
(SOFR + 0.37%), 4.92%, 3/1/2023 (c) (d)	5,000	5,002
Versailles Commercial Paper LLC
(SOFR + 0.28%), 4.83%, 3/1/2023 (c) (d)	10,000	10,001
Total Commercial Paper (Cost $1,197,276)		1,197,793
Time Deposits — 15.1%
Canadian Imperial Bank of Commerce 4.56%, 3/1/2023	12,651	12,651
Credit Agricole Corporate and Investment Bank 4.55%, 3/1/2023	39,553	39,553
Erste Group Bank AG 4.57%, 3/1/2023	60,000	60,000
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	33

JPMorgan Securities Lending Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short Term Investments — continued
Time Deposits — continued
First Abu Dhabi Bank USA NV 4.57%, 3/1/2023	60,000	60,000
National Australia Bank Ltd. 4.55%, 3/1/2023	25,000	25,000
Royal Bank of Canada 4.57%, 3/1/2023	40,000	40,000
Skandinaviska Enskilda Banken AB 4.57%, 3/1/2023	75,000	75,000
Total Time Deposits (Cost $312,204)		312,204
Certificates of Deposits — 13.8%
Bank of China Ltd. (China) , 4.70%, 3/22/2023	5,000	5,000
Bank of Nova Scotia (The) (Canada)
(SOFR + 0.50%), 5.05%, 3/1/2023 (d)	2,000	2,001
(SOFR + 0.66%), 5.21%, 3/1/2023 (d)	15,000	15,032
Barclays Bank plc (United Kingdom) (SOFR + 0.78%), 5.33%, 3/1/2023 (d)	10,000	10,010
BNP Paribas SA (France)
(SOFR + 0.38%), 4.93%, 3/1/2023 (d)	15,000	15,013
(SOFR + 0.59%), 5.14%, 3/1/2023 (d)	10,000	10,010
(SOFR + 0.67%), 5.22%, 3/1/2023 (d)	15,000	15,021
Canadian Imperial Bank of Commerce (Canada) (SOFR + 0.81%), 5.36%, 3/1/2023 (d)	5,000	5,024
Cooperatieve Rabobank UA (Netherlands) , 5.30%, 2/13/2024	2,000	1,998
Credit Agricole Corporate and Investment Bank (France) (SOFR + 0.68%), 5.23%, 3/1/2023 (d)	5,000	5,005
Credit Industriel et Commercial (France) (SOFR + 0.62%), 5.17%, 3/1/2023 (d)	15,000	15,015
KBC Bank NV (Belgium) , 4.57%, 3/23/2023	8,000	8,000
Mitsubishi UFJ Trust & Banking Corp. (Japan)
(SOFR + 0.24%), 4.79%, 3/1/2023 (d)	2,000	2,000
(SOFR + 0.25%), 4.80%, 3/1/2023 (d)	10,000	10,003
(SOFR + 0.26%), 4.81%, 3/1/2023 (d)	5,000	5,001
(SOFR + 0.30%), 4.85%, 3/1/2023 (d)	10,000	10,005
(SOFR + 0.80%), 5.35%, 3/1/2023 (d)	7,000	7,008
MUFG Bank Ltd. (Japan)
(SOFR + 0.30%), 4.85%, 3/1/2023 (d)	1,000	1,000
(SOFR + 0.43%), 4.98%, 3/1/2023 (d)	10,000	10,000
National Australia Bank Ltd. (United Kingdom) , 5.30%, 2/13/2024 (e)	2,000	1,900
Natixis SA (France)
(SOFR + 0.59%), 5.14%, 3/1/2023 (d)	10,000	10,010
5.32%, 11/7/2023	5,000	4,997
Norinchukin Bank (The) (Japan)
4.55%, 3/13/2023	3,000	3,000
4.55%, 3/16/2023	10,000	10,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposits — continued
Oversea-Chinese Banking Corp., Ltd. (Singapore)
(SOFR + 0.31%), 4.86%, 3/1/2023 (d)	15,000	15,006
(SOFR + 0.42%), 4.97%, 3/1/2023 (d)	5,000	5,004
(SOFR + 0.51%), 5.06%, 3/1/2023 (d)	2,000	2,000
Standard Chartered Bank (United Kingdom) , 1.98%, 3/17/2023	700	699
Sumitomo Mitsui Banking Corp. (Japan)
(SOFR + 0.28%), 4.83%, 3/1/2023 (d)	10,000	10,000
(SOFR + 0.29%), 4.84%, 3/1/2023 (d)	10,000	10,004
(SOFR + 0.75%), 5.30%, 3/1/2023 (d)	8,000	8,007
(SOFR + 0.80%), 5.35%, 3/1/2023 (d)	5,000	5,005
Svenska Handelsbanken AB (Sweden)
(SOFR + 0.67%), 5.22%, 3/1/2023 (d)	7,000	7,006
3.39%, 3/27/2023	3,000	2,997
4.03%, 8/22/2023	10,000	9,941
Toronto-Dominion Bank (The)(SOFR + 0.72%), 5.27%, 3/1/2023 (d)	28,000	28,041
Total Certificates of Deposit (Cost $285,600)		285,763
U.S. Treasury Obligations — 2.4%
U.S. Treasury Bills, 4.54%, 3/28/2023 (e)(Cost $49,830)	50,000	49,831
Total Short Term Investments (Cost $1,844,910)		1,845,591
Total Investments — 100.2% (Cost $2,074,425)		2,075,113
Liabilities in Excess of Other Assets — (0.2)%		(3,390)
NET ASSETS — 100.0%		2,071,723

Percentages indicated are based on net assets.

Abbreviations
COLL	Collateral
FHLB	Federal Home Loan Bank
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIQ	Liquidity Agreement
LOC	Letter of Credit
PJSC	Public Joint Stock Company
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
VRDO	Variable Rate Demand Obligation

††	The date shown represents the earliest of the next put date, next demand date or final maturity date.
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Money Market Funds	February 28, 2023

^^
Certain securities are perpetual and thus, do not have
predetermined maturity dates. The coupon rates for
these securities are fixed for a period of time and may
be structured to adjust thereafter. The coupon rates
shown are the rates in effect as of February 28,
2023.

(a)
Agency Joint Trading Account II - At February 28,
2023, certain Funds had undivided interests in the
Agency Joint Trading Account II with a maturity date
of March 1, 2023, as follows for JPMorgan Securities
Lending Money Market Fund (amounts in thousands):

	Principal Amount	Repurchase Price	Collateral Value Allocation
Agency Joint Trading Account II	$75,000	$75,009	$76,500

Repurchase Agreements - At February 28, 2023, the Principal Amounts of certain Funds' interests in the Agency Joint Trading Account II were as follows (amounts in thousands):

Counterparty	Interest Rate	Securities Lending Money Market Fund
Agency Joint Trading Account II
BofA Securities, Inc.	4.55%	$50,000
Citigroup Global Markets Holdings, Inc.	4.55%	25,000
Total		75,000

At February 28, 2023, the Agency Joint Trading Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Agency Joint Trading Account II
FHLMC	0.25%-6.75%	4/20/2023-3/1/2053

(b)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and
prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2023.

(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2023.
(e)	The rate shown is the effective yield as of February 28, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	35

JPMorgan Liquid Assets Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 34.1%
Barclays Capital, Inc., 4.82%, dated 2/28/2023, due 4/4/2023, repurchase price $30,141, collateralized by Collateralized Mortgage Obligations, 5.22%, due 10/15/2038, with a value of $32,400.	30,000	30,000
Barclays Capital, Inc., 4.87%, dated 2/28/2023, due 4/4/2023, repurchase price $50,237, collateralized by Collateralized Mortgage Obligations, 0.22% - 5.29%, due 10/15/2038 - 2/17/2056, with a value of $54,000.	50,000	50,000
BMO Capital Markets Corp., 4.67%, dated 2/28/2023, due 3/3/2023, repurchase price $20,008, collateralized by Asset-Backed Securities, 0.21% - 13.06%, due 8/15/2030 - 11/25/2062, Collateralized Mortgage Obligations, 0.00% - 3.70%, due 4/25/2035 - 11/17/2051, Corporate Notes and Bonds, 1.05% - 11.13%, due 4/1/2023 - 6/15/2039, FNMA, 7.13% - 15.31%, due 3/25/2042 - 3/25/2050, GNMA, 4.88%, due 9/20/2052 and Sovereign Government Securities, 0.38% - 1.63%, due 9/16/2024 - 7/29/2025, with a value of $21,507.	20,000	20,000
BMO Capital Markets Corp., 4.67%, dated 2/28/2023, due 3/3/2023, repurchase price $20,008, collateralized by Asset-Backed Securities, 0.70%, due 2/20/2025, Collateralized Mortgage Obligations, 3.45% - 4.40%, due 4/25/2035 - 8/17/2055, Corporate Notes and Bonds, 1.50% - 6.05%, due 2/11/2025 - 2/15/2032, FNMA, 1.58% - 2.50%, due 4/25/2033 - 3/1/2052, GNMA, 4.00%, due 8/16/2063 and Sovereign Government Securities, 1.00%, due 6/29/2026, with a value of $21,103.	20,000	20,000
BNP Paribas SA, 4.65%, dated 2/28/2023, due 3/2/2023, repurchase price $110,028, collateralized by Collateralized Mortgage Obligations, 5.41% - 8.24%, due 2/27/2026 - 1/25/2045 and Corporate Notes and Bonds, 0.80% - 7.37%, due 10/30/2024 - 5/1/2060, with a value of $117,804.	110,000	110,000
BNP Paribas SA, 4.85%, dated 2/28/2023, due 3/14/2023, repurchase price $20,038, collateralized by Asset-Backed Securities, 4.82% - 6.21%, due 6/25/2037 - 2/15/2040 and Corporate Notes and Bonds, 3.15% - 8.00%, due 3/1/2024 - 2/28/2033, with a value of $22,058.	20,000	20,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

BNP Paribas SA, 4.84%, dated 2/28/2023, due 4/4/2023, repurchase price $35,165, collateralized by Asset-Backed Securities, 3.70% - 7.70%, due 9/15/2026 - 1/1/2030, Corporate Notes and Bonds, 0.00% - 11.00%, due 1/16/2024 - 4/15/2031 and Sovereign Government Securities, 3.50% - 3.88%, due 1/9/2038 - 7/9/2041, with a value of $38,714.	35,000	35,000
BofA Securities, Inc., 4.60%, dated 2/28/2023, due 3/1/2023, repurchase price $100,013, collateralized by Commercial Paper, 0.00%, due 3/1/2023, with a value of $105,000.	100,000	100,000
BofA Securities, Inc., 4.62%, dated 2/28/2023, due 3/2/2023, repurchase price $50,013, collateralized by Corporate Notes and Bonds, 3.80% - 9.25%, due 3/13/2024 - 11/15/2052, with a value of $52,501.	50,000	50,000
BofA Securities, Inc., 4.93%, dated 2/28/2023, due 4/4/2023, repurchase price $100,479, collateralized by FNMA, 4.75% - 16.37%, due 11/26/2029 - 8/26/2058, with a value of $108,000.	100,000	100,000
Credit Agricole Corporate and Investment Bank, 4.82%, dated 2/28/2023, due 5/2/2023, repurchase price $126,054, collateralized by Asset-Backed Securities, 2.54% - 11.61%, due 5/25/2027 - 12/15/2062, Collateralized Mortgage Obligations, 3.19% - 6.11%, due 3/17/2036 - 3/12/2049, Corporate Notes and Bonds, 1.65% - 11.75%, due 5/22/2023 - 2/1/2049^^ and Sovereign Government Securities, 0.88% - 4.50%, due 5/6/2024 - 1/17/2033, with a value of $132,802.	125,000	125,000
Federal Reserve Bank of New York, 4.55%, dated 2/28/2023, due 3/1/2023, repurchase price $10,101,276, collateralized by U.S. Treasury Securities, 0.13% - 2.13%, due 5/15/2023 - 5/31/2024, with a value of $10,101,277.	10,100,000	10,100,000
ING Financial Markets LLC, 4.80%, dated 2/28/2023, due 4/3/2023, repurchase price $140,635, collateralized by Common Stocks, with a value of $152,389.	140,000	140,000
ING Financial Markets LLC, 4.85%, dated 2/28/2023, due 4/10/2023, repurchase price $201,105, collateralized by Common Stocks, with a value of $217,746.	200,000	200,000
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan Money Market Funds	February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued
Societe Generale SA, 4.64%, dated 2/28/2023, due 3/1/2023, repurchase price $25,003, collateralized by Asset-Backed Securities, 2.70% - 4.72%, due 4/15/2026 - 5/15/2034, Collateralized Mortgage Obligations, 0.88% - 4.23%, due 1/15/2049 - 12/15/2051, Corporate Notes and Bonds, 1.38% - 6.15%, due 6/27/2023 - 4/15/2051, FNMA, 7.83% - 7.98%, due 3/25/2042 - 5/27/2042 and Sovereign Government Securities, 4.38% - 4.50%, due 8/22/2023 - 1/31/2050, with a value of $26,308.	25,000	25,000
Societe Generale SA, 4.71%, dated 2/28/2023, due 3/1/2023, repurchase price $60,008, collateralized by Collateralized Mortgage Obligations, 4.50%, due 6/25/2058, Corporate Notes and Bonds, 1.90% - 14.00%, due 4/1/2023 - 12/31/2079^^, FNMA, 7.98% - 10.23%, due 3/25/2042 - 9/25/2042 and Sovereign Government Securities, 1.00% - 7.63%, due 3/23/2023 - 2/12/2048^^, with a value of $63,980.	60,000	60,000
Societe Generale SA, 4.73%, dated 2/28/2023, due 3/1/2023, repurchase price $65,009, collateralized by Asset-Backed Securities, 3.95% - 8.73%, due 5/30/2025 - 5/25/2046, Collateralized Mortgage Obligations, 4.98% - 8.20%, due 9/15/2034 - 3/12/2047, Corporate Notes and Bonds, 2.95% - 11.13%, due 4/1/2023 - 5/15/2097^^, FNMA, 9.73% - 10.23%, due 5/27/2042 - 9/25/2042 and Sovereign Government Securities, 3.23% - 7.63%, due 1/22/2024 - 4/26/2029^^, with a value of $69,906.	65,000	65,000
Societe Generale SA, 4.60%, dated 2/28/2023, due 3/2/2023, repurchase price $60,015, collateralized by Corporate Notes and Bonds, 0.00% - 7.57%, due 2/15/2026 - 9/14/2077, FNMA, 8.18%, due 9/25/2042, Sovereign Government Securities, 0.75%, due 10/26/2024 and U.S. Treasury Securities, 0.00% - 0.38%, due 8/17/2023 - 5/15/2051, with a value of $63,175.	60,000	60,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Societe Generale SA, 4.70%, dated 2/28/2023, due 3/17/2023, repurchase price $50,111, collateralized by Collateralized Mortgage Obligations, 2.90%, due 10/17/2050, Corporate Notes and Bonds, 0.00% - 7.88%, due 6/27/2023 - 5/1/2052^^, FNMA, 7.81% - 7.83%, due 3/25/2042 - 5/27/2042, Sovereign Government Securities, 3.23% - 7.88%, due 1/15/2033^^ and U.S. Treasury Securities, 0.00%, due 11/15/2023 - 2/15/2036, with a value of $52,524.	50,000	50,000
Societe Generale SA, 4.82%, dated 2/28/2023, due 3/31/2023, repurchase price $50,207, collateralized by Asset-Backed Securities, 4.86% - 8.73%, due 5/25/2027 - 1/25/2037, Collateralized Mortgage Obligations, 4.21% - 7.93%, due 11/25/2025 - 10/15/2036, Corporate Notes and Bonds, 0.00% - 11.75%, due 6/27/2023 - 12/31/2079^^, FNMA, 8.23% - 10.23%, due 2/25/2042 - 9/25/2048, Sovereign Government Securities, 2.63% - 7.63%, due 3/15/2023 - 5/11/2047^^ and U.S. Treasury Securities, 0.00%, due 5/18/2023 - 8/15/2051, with a value of $54,313.	50,000	50,000
Societe Generale SA, 4.71%, dated 2/28/2023, due 4/10/2023, repurchase price $30,161, collateralized by Corporate Notes and Bonds, 5.15% - 5.38%, due 3/15/2028 - 7/15/2040 and Sovereign Government Securities, 5.54%, due 6/1/2023, with a value of $31,676.	30,000	30,000
Societe Generale SA, 4.71%, dated 2/28/2023, due 4/10/2023, repurchase price $40,215, collateralized by Corporate Notes and Bonds, 2.82% - 8.63%, due 5/20/2030 - 10/27/2082 and U.S. Treasury Securities, 0.00%, due 4/11/2023, with a value of $41,025.	40,000	40,000
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	37

JPMorgan Liquid Assets Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued
Societe Generale SA, 4.91%, dated 2/28/2023, due 4/28/2023, repurchase price $50,402, collateralized by Asset-Backed Securities, 3.95% - 4.92%, due 5/15/2027 - 5/25/2046, Collateralized Mortgage Obligations, 4.21% - 6.73%, due 11/25/2025 - 12/15/2037, Corporate Notes and Bonds, 0.00% - 11.00%, due 2/28/2024 - 11/15/2095, FNMA, 7.98% - 8.52%, due 3/25/2042 - 9/25/2048 and Sovereign Government Securities, 3.23% - 7.88%, due 8/10/2024 - 1/28/2060^^, with a value of $54,405.	50,000	50,000
TD Securities (USA) LLC, 4.68%, dated 2/28/2023, due 3/1/2023, repurchase price $65,008, collateralized by Corporate Notes and Bonds, 2.89% - 5.71%, due 6/15/2024 - 11/1/2051, with a value of $68,259.	65,000	65,000
TD Securities (USA) LLC, 4.65%, dated 2/28/2023, due 3/2/2023, repurchase price $110,028, collateralized by Corporate Notes and Bonds, 3.63% - 7.00%, due 2/22/2029 - 5/15/2050, with a value of $115,605.	110,000	110,000
TD Securities (USA) LLC, 4.68%, dated 2/28/2023, due 3/2/2023, repurchase price $110,029, collateralized by Corporate Notes and Bonds, 3.04% - 8.50%, due 5/20/2024 - 3/17/2062, with a value of $116,247.	110,000	110,000
TD Securities (USA) LLC, 4.92%, dated 2/28/2023, due 4/11/2023, repurchase price $176,004, collateralized by Asset-Backed Securities, 0.99% - 5.75%, due 4/15/2027 - 4/20/2028 and Corporate Notes and Bonds, 0.88% - 9.00%, due 3/15/2023 - 8/15/2053, with a value of $187,020.	175,000	175,000
Wells Fargo Securities LLC, 4.70%, dated 2/28/2023, due 3/2/2023, repurchase price $85,022, collateralized by Certificates of Deposit, 3.78% - 5.13%, due 5/25/2023 - 9/1/2023, with a value of $89,332.	85,000	85,000
Total Repurchase Agreements (Cost $12,075,000)		12,075,000
Corporate Notes — 0.4%
Banks — 0.4%
Bank of America NA (SOFR + 0.34%), 4.89%, 3/1/2023 (a)	40,000	40,000
Bank of America NA 5.25%, 5/8/2023	15,000	15,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
Barclays Bank plc (OBFR + 0.20%), 4.77%, 3/1/2023 (a) (b)	25,000	25,000
Barclays Bank plc (OBFR + 0.20%), 4.77%, 3/1/2023 (a) (b)	50,000	50,000
Total Corporate Notes (Cost $130,000)		130,000
Municipal Bonds — 0.0% ^
Georgia — 0.0% ^
Macon-Bibb County Industrial Authority, Kumho Tire Georgia Inc. Project, Rev., VRDO, LOC : Korea Development Bank, 4.62%, 3/7/2023 (b) (c)(Cost $10,000)	10,000	10,000
Short Term Investments — 64.5%
Commercial Paper — 24.6%
ABN AMRO Funding USA LLC (Netherlands)
4.64%, 3/20/2023	25,000	24,939
Antalis SA (France)
4.61%, 3/22/2023	152,700	152,290
4.60%, 3/23/2023	75,000	74,790
ANZ New Zealand Int'l Ltd. (New Zealand)
4.56%, 3/14/2023	37,000	36,939
ASB Bank Ltd. (New Zealand)
(SOFR + 0.12%), 4.67%, 3/1/2023 (a) (b)	190,000	190,000
(SOFR + 0.35%), 4.90%, 3/1/2023 (a) (b)	9,000	9,000
Australia & New Zealand Banking Group Ltd. (Australia)
(SOFR + 0.35%), 4.90%, 3/1/2023 (a) (b)	14,000	14,000
(SOFR + 0.40%), 4.95%, 3/1/2023 (a) (b)	40,000	40,000
(SOFR + 0.58%), 5.13%, 3/1/2023 (a) (b)	82,000	82,000
(SOFR + 0.67%), 5.22%, 3/1/2023 (a) (b)	25,000	25,000
Bank of China Ltd. (China)
4.73%, 3/22/2023	30,000	29,917
Bank of Montreal (Canada)
(SOFR + 0.57%), 5.12%, 3/1/2023 (a)	20,000	20,000
(SOFR + 0.72%), 5.27%, 3/1/2023 (a)	23,000	23,000
(SOFR + 0.75%), 5.30%, 3/1/2023 (a)	10,000	10,000
(US Federal Funds Effective Rate (continuous series) + 0.73%), 5.31%, 3/1/2023 (a)	25,000	25,000
Bank of Nova Scotia (The) (Canada)
(SOFR + 0.35%), 4.90%, 3/1/2023 (a) (b)	43,000	43,000
(SOFR + 0.42%), 4.97%, 3/1/2023 (a) (b)	25,000	25,000
(SOFR + 0.42%), 4.97%, 3/1/2023 (a) (b)	20,000	20,000
(SOFR + 0.50%), 5.05%, 3/1/2023 (a) (b)	20,000	20,000
(SOFR + 0.52%), 5.07%, 3/1/2023 (a) (b)	25,000	25,000
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Money Market Funds	February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short Term Investments — continued
Commercial Paper — continued
(SOFR + 0.59%), 5.14%, 3/1/2023 (a) (b)	25,000	25,000
(SOFR + 0.81%), 5.36%, 3/1/2023 (a) (b)	20,000	20,000
Barclays Bank plc (United Kingdom)
4.61%, 3/1/2023	400,000	400,000
(SOFR + 0.25%), 4.80%, 3/1/2023 (a) (b)	15,000	15,000
4.64%, 3/23/2023 (b)	50,000	49,859
5.14%, 7/5/2023 (b)	100,000	98,233
5.10%, 8/1/2023 (b)	75,000	73,409
Barton Capital SA (France)
4.60%, 3/13/2023	75,000	74,885
5.07%, 7/21/2023	50,000	49,020
Bedford Row Funding Corp.
(SOFR + 0.50%), 5.05%, 3/1/2023 (a) (b)	25,000	25,000
BNG Bank NV (Netherlands)
4.56%, 3/2/2023	385,000	384,951
4.57%, 3/10/2023	75,000	74,915
4.57%, 3/13/2023	100,000	99,848
4.58%, 3/24/2023	50,000	49,854
BNZ International Funding Ltd. (New Zealand)
(SOFR + 0.21%), 4.76%, 3/1/2023 (a) (b)	50,000	50,000
(SOFR + 0.46%), 5.01%, 3/1/2023 (a) (b)	50,000	50,000
BPCE SA (France)
(SOFR + 0.45%), 5.00%, 3/1/2023 (a) (b)	25,000	25,000
(SOFR + 0.58%), 5.13%, 3/1/2023 (a) (b)	35,000	35,000
(SOFR + 0.59%), 5.14%, 3/1/2023 (a) (b)	50,000	50,000
5.18%, 6/1/2023	50,000	49,347
5.15%, 7/5/2023	36,000	35,362
Cabot Trail Funding LLC
4.61%, 3/23/2023	60,000	59,831
Caisse des Depots et Consignations (France)
4.57%, 3/1/2023 (b)	81,760	81,760
Canadian Imperial Bank of Commerce (Canada)
(SOFR + 0.54%), 5.09%, 3/1/2023 (a) (b)	10,000	10,000
(SOFR + 0.65%), 5.20%, 3/1/2023 (a) (b)	10,000	10,000
(SOFR + 0.80%), 5.35%, 3/1/2023 (a) (b)	5,000	5,000
5.12%, 10/12/2023	25,000	24,226
Cancara Asset Securitization LLC
4.54%, 3/20/2023 (b)	40,000	39,904
CDP Financial, Inc. (Canada)
(SOFR + 0.40%), 4.95%, 3/1/2023 (a) (b)	25,000	25,000
(SOFR + 0.47%), 5.02%, 3/1/2023 (a) (b)	10,000	10,000
Chesham Finance Ltd. (Cayman Islands)
Series 2, 4.64%, 3/6/2023 (b)	25,000	24,984
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued
Cooperatieve Rabobank UA (Netherlands)
4.55%, 3/1/2023	500,000	500,000
Credit Agricole Corporate and Investment Bank (France)
4.84%, 5/3/2023	120,000	118,992
DBS Bank Ltd. (Singapore)
4.61%, 3/14/2023	62,000	61,897
Dexia Credit Local SA (France)
4.76%, 4/20/2023 (b)	25,000	24,836
DNB Bank ASA (Norway)
(SOFR + 0.48%), 5.03%, 3/1/2023 (a) (b)	15,000	15,000
(SOFR + 0.50%), 5.05%, 3/1/2023 (a) (b)	25,000	25,000
Erste Abwicklungsanstalt (Germany)
4.58%, 3/22/2023 (b)	100,000	99,733
Erste Finance Delaware LLC (Austria)
4.57%, 3/1/2023	800,000	800,000
Fairway Finance Corp.
(SOFR + 0.26%), 4.81%, 3/1/2023 (a) (b)	50,000	50,000
(SOFR + 0.55%), 5.10%, 3/1/2023 (a) (b)	30,000	30,000
Federation des caisses Desjardins du Quebec (The) (Canada)
(SOFR + 0.35%), 4.90%, 3/1/2023 (a) (b)	15,000	15,000
(SOFR + 0.37%), 4.92%, 3/1/2023 (a) (b)	50,000	50,000
(SOFR + 0.40%), 4.95%, 3/1/2023 (a) (b)	18,000	18,000
4.57%, 3/22/2023	65,000	64,827
First Abu Dhabi Bank PJSC (United Arab Emirates)
4.61%, 3/23/2023	138,000	137,613
4.80%, 4/27/2023	155,000	153,832
4.80%, 5/1/2023	130,000	128,952
5.25%, 11/6/2023	63,000	60,786
GTA Funding LLC
4.76%, 3/20/2023	41,000	40,897
4.66%, 3/22/2023	11,980	11,948
ING US Funding LLC (Netherlands)
(SOFR + 0.60%), 5.15%, 3/1/2023 (a) (b)	73,000	73,000
(SOFR + 0.70%), 5.25%, 3/1/2023 (a) (b)	13,000	13,000
5.05%, 8/22/2023	74,000	72,237
Liberty Street Funding LLC
4.98%, 6/20/2023	50,000	49,245
5.05%, 7/21/2023	50,000	49,024
LMA-Americas LLC
(SOFR + 0.70%), 5.25%, 3/1/2023 (a) (b)	50,000	50,000
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	39

JPMorgan Liquid Assets Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short Term Investments — continued
Commercial Paper — continued
Macquarie Bank Ltd (Australia)
(SOFR + 0.75%), 5.30%, 3/1/2023 (a) (b)	25,000	25,000
Macquarie Bank Ltd. (Australia)
(SOFR + 0.37%), 4.92%, 3/1/2023 (a) (b)	40,000	40,000
(SOFR + 0.41%), 4.96%, 3/1/2023 (a) (b)	10,000	10,000
(SOFR + 0.70%), 5.25%, 3/1/2023 (a) (b)	35,000	35,000
5.22%, 6/5/2023	50,000	49,313
Manhattan Asset Funding Co. LLC
4.80%, 3/20/2023	20,000	19,949
5.13%, 7/10/2023	50,000	49,083
Matchpoint Finance plc (Ireland)
Series A, (SOFR + 0.37%), 4.92%, 3/1/2023 (a) (b)	35,000	35,001
Series A, (SOFR + 0.71%), 5.26%, 3/1/2023 (a) (b)	20,000	20,000
Series A, (SOFR + 0.75%), 5.30%, 3/1/2023 (a) (b)	15,000	15,000
National Australia Bank Ltd. (Australia)
(SOFR + 0.37%), 4.92%, 3/1/2023 (a) (b)	34,000	34,000
(SOFR + 0.67%), 5.22%, 3/1/2023 (a) (b)	15,000	15,000
3.78%, 6/16/2023	12,000	11,867
National Bank of Canada (Canada)
5.18%, 5/25/2023	35,000	34,577
Nationwide Building Society (United Kingdom)
4.56%, 3/22/2023 (b)	180,000	179,522
Natixis SA (France)
(SOFR + 0.58%), 5.13%, 3/1/2023 (a)	50,000	50,000
5.30%, 9/1/2023	59,000	57,444
Nederlandse Waterschapsbank NV (Netherlands)
4.80%, 5/3/2023	168,000	166,601
Nieuw Amsterdam Receivables Corp.
4.83%, 4/27/2023	100,000	99,242
Nordea Bank Abp (Finland)
(SOFR + 0.37%), 4.92%, 3/1/2023 (a) (b)	100,000	100,000
(SOFR + 0.45%), 5.00%, 3/1/2023 (a) (b)	13,000	13,000
NRW Bank (Germany)
4.55%, 3/21/2023 (d)	100,000	99,748
Old Line Funding Corp.
4.54%, 3/1/2023	119,000	119,000
(SOFR + 0.26%), 4.81%, 3/1/2023 (a) (b)	50,000	50,000
(SOFR + 0.35%), 4.90%, 3/1/2023 (a) (b)	50,000	50,000
(SOFR + 0.40%), 4.95%, 3/1/2023 (a) (b)	25,000	25,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued
Oversea-Chinese Banking Corp., Ltd. (Singapore)
(SOFR + 0.38%), 4.93%, 3/1/2023 (a) (b)	25,000	25,000
Royal Bank of Canada (Canada)
(SOFR + 0.65%), 5.20%, 3/1/2023 (a) (b)	10,000	10,000
(SOFR + 0.65%), 5.20%, 3/1/2023 (a) (b)	17,000	17,000
(SOFR + 0.65%), 5.20%, 3/1/2023 (a) (b)	28,000	28,000
(SOFR + 0.65%), 5.20%, 3/1/2023 (a) (b)	30,000	30,000
(SOFR + 0.66%), 5.21%, 3/1/2023 (a) (b)	25,000	25,000
(SOFR + 0.70%), 5.25%, 3/1/2023 (a) (b)	10,000	10,000
(SOFR + 0.70%), 5.25%, 3/1/2023 (a) (b)	20,000	20,000
(SOFR + 0.71%), 5.26%, 3/1/2023 (a) (b)	20,000	20,000
(SOFR + 0.81%), 5.36%, 3/1/2023 (a) (b)	5,000	5,000
Sheffield Receivables Co. LLC (United Kingdom)
(SOFR + 0.21%), 4.76%, 3/1/2023 (a) (b)	100,000	100,000
(SOFR + 0.39%), 4.94%, 3/1/2023 (a) (b)	30,000	30,000
Skandinaviska Enskilda Banken AB (Sweden)
(SOFR + 0.58%), 5.13%, 3/1/2023 (a) (b)	25,000	25,000
(SOFR + 0.66%), 5.21%, 3/1/2023 (a) (b)	33,000	33,000
(SOFR + 0.67%), 5.22%, 3/1/2023 (a) (b)	22,000	22,000
5.05%, 8/18/2023	15,000	14,651
Societe Generale SA (France)
4.71%, 3/31/2023	27,000	26,894
5.20%, 5/31/2023	25,000	24,676
Starbird Funding Corp.
(SOFR + 0.45%), 5.00%, 3/1/2023 (a) (b)	65,000	64,999
(SOFR + 0.70%), 5.25%, 3/1/2023 (a) (b)	30,000	30,000
(SOFR + 0.75%), 5.30%, 3/1/2023 (a) (b)	90,000	90,000
Sumitomo Mitsui Trust Bank Ltd. (Japan)
4.57%, 3/23/2023	86,000	85,760
4.79%, 5/2/2023	127,000	125,962
Svenska Handelsbanken AB (Sweden)
(SOFR + 0.40%), 4.95%, 3/1/2023 (a) (b)	25,000	25,000
(SOFR + 0.40%), 4.95%, 3/1/2023 (a) (b)	28,000	28,000
(SOFR + 0.58%), 5.13%, 3/1/2023 (a) (b)	76,000	76,000
(SOFR + 0.59%), 5.14%, 3/1/2023 (a) (b)	25,000	25,000
(SOFR + 0.70%), 5.25%, 3/1/2023 (a) (b)	7,000	7,000
3.97%, 8/21/2023	11,500	11,286
Toronto-Dominion Bank (The) (Canada)
(SOFR + 0.70%), 5.25%, 3/1/2023 (a)	63,000	63,000
(SOFR + 0.71%), 5.26%, 3/1/2023 (a)	46,000	46,000
(SOFR + 0.72%), 5.27%, 3/1/2023 (a)	40,000	40,000
5.43%, 2/13/2024	15,000	14,250
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan Money Market Funds	February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short Term Investments — continued
Commercial Paper — continued
Toyota Motor Credit Corp.
5.07%, 8/15/2023	40,000	39,082
UBS AG (Switzerland)
(SOFR + 0.20%), 4.75%, 3/1/2023 (a) (b)	54,000	54,000
(SOFR + 0.23%), 4.78%, 3/1/2023 (a) (b)	70,000	70,000
(SOFR + 0.28%), 4.83%, 3/1/2023 (a) (b)	95,000	95,000
(SOFR + 0.36%), 4.91%, 3/1/2023 (a) (b)	20,000	20,000
(SOFR + 0.37%), 4.92%, 3/1/2023 (a) (b)	56,000	56,000
United Overseas Bank Ltd. (Singapore)
(SOFR + 0.40%), 4.95%, 3/1/2023 (a) (b)	15,000	15,000
(SOFR + 0.40%), 4.95%, 3/1/2023 (a) (b)	50,000	50,000
Versailles Commercial Paper LLC
(SOFR + 0.28%), 4.83%, 3/1/2023 (a) (b)	50,000	50,000
Westpac Banking Corp. (Australia)
(SOFR + 0.45%), 5.00%, 3/1/2023 (a) (b)	12,000	12,000
(SOFR + 0.54%), 5.09%, 3/1/2023 (a) (b)	25,000	25,000
Total Commercial Paper (Cost $8,716,989)		8,716,989
Certificates of Deposits — 22.3%
Bank of China Ltd. (China)
4.70%, 3/22/2023	109,000	109,000
4.70%, 3/23/2023	150,000	150,000
Bank of Montreal (Canada)
(SOFR + 0.65%), 5.20%, 3/1/2023 (a)	10,000	10,000
(SOFR + 0.70%), 5.25%, 3/1/2023 (a)	67,000	67,000
(SOFR + 0.75%), 5.30%, 3/1/2023 (a)	40,000	40,000
Bank of Nova Scotia (The) (Canada)
(SOFR + 0.35%), 4.90%, 3/1/2023 (a)	32,000	32,000
(SOFR + 0.42%), 4.97%, 3/1/2023 (a)	100,000	100,000
(SOFR + 0.58%), 5.13%, 3/1/2023 (a)	25,000	25,000
(SOFR + 0.70%), 5.25%, 3/1/2023 (a)	47,000	47,000
(SOFR + 0.72%), 5.27%, 3/1/2023 (a)	63,000	63,000
(SOFR + 0.75%), 5.30%, 3/1/2023 (a)	15,000	15,000
Barclays Bank plc (United Kingdom)
(SOFR + 0.40%), 4.95%, 3/1/2023 (a)	101,000	101,000
(SOFR + 0.78%), 5.33%, 3/1/2023 (a)	71,000	71,000
5.35%, 5/23/2023	75,000	75,000
BNP Paribas SA (France)
(SOFR + 0.38%), 4.93%, 3/1/2023 (a)	62,000	62,000
(SOFR + 0.69%), 5.24%, 3/1/2023 (a)	49,000	49,000
(SOFR + 0.70%), 5.25%, 3/1/2023 (a)	56,000	56,000
Canadian Imperial Bank of Commerce (Canada)
(SOFR + 0.65%), 5.20%, 3/1/2023 (a)	10,000	10,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposits — continued
(SOFR + 0.81%), 5.36%, 3/1/2023 (a)	33,000	33,000
Citibank NA
(SOFR + 0.38%), 4.93%, 3/1/2023 (a)	10,000	10,000
(SOFR + 0.42%), 4.97%, 3/1/2023 (a)	100,000	100,000
(SOFR + 0.73%), 5.28%, 3/1/2023 (a)	40,000	40,000
5.15%, 6/16/2023	15,000	15,000
Cooperatieve Rabobank UA (Netherlands)
(SOFR + 0.58%), 5.13%, 3/1/2023 (a)	25,000	25,000
4.00%, 8/23/2023	10,000	10,000
5.40%, 12/18/2023 (d)	120,000	114,964
5.26%, 12/18/2023	10,000	10,000
5.30%, 2/13/2024	43,000	43,000
Credit Agricole Corporate and Investment Bank (France) (SOFR + 0.68%), 5.23%, 3/1/2023 (a)	25,000	25,000
Credit Industriel et Commercial (France)
(SOFR + 0.35%), 4.90%, 3/1/2023 (a)	24,000	24,000
(SOFR + 0.39%), 4.94%, 3/1/2023 (a)	100,000	100,000
(SOFR + 0.42%), 4.97%, 3/1/2023 (a)	52,000	52,000
(SOFR + 0.55%), 5.10%, 3/1/2023 (a)	50,000	50,000
(SOFR + 0.57%), 5.12%, 3/1/2023 (a)	50,000	50,000
5.08%, 7/18/2023	64,000	64,000
5.22%, 8/9/2023 (d)	118,000	115,308
5.20%, 10/17/2023 (d)	160,000	154,858
5.23%, 10/19/2023 (d)	154,000	148,980
5.20%, 11/1/2023 (d)	138,000	133,284
5.25%, 2/6/2024 (d)	99,000	94,311
DZ Bank AG (United Kingdom) , 5.04%, 7/24/2023 (d)	100,000	98,009
First Republic Bank , 4.63%, 3/1/2023 (b)	165,000	165,000
ING Bank NV
5.23%, 8/7/2023	145,000	145,000
5.35%, 9/19/2023	62,000	62,000
5.32%, 1/17/2024	187,000	187,000
KBC Bank NV (Belgium) , 4.57%, 3/23/2023	140,000	140,000
Keb Hana Bank (South Korea)
(SOFR + 0.35%), 1.00%, 3/1/2023 (a)	25,000	25,000
(SOFR + 0.50%), 5.05%, 3/1/2023 (a)	30,000	30,000
Kookmin Bank (South Korea) (SOFR + 0.75%), 5.30%, 3/1/2023 (a)	10,000	10,000
Landesbank Baden-Wurttemberg (Germany) , 4.58%, 3/2/2023	300,000	300,000
Mitsubishi UFJ Trust & Banking Corp. (Japan)
(SOFR + 0.24%), 4.79%, 3/1/2023 (a)	42,000	42,000
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	41

JPMorgan Liquid Assets Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short Term Investments — continued
Certificates of Deposits — continued
(SOFR + 0.25%), 4.80%, 3/1/2023 (a)	62,000	62,000
(SOFR + 0.26%), 4.81%, 3/1/2023 (a)	70,000	70,000
(SOFR + 0.30%), 4.85%, 3/1/2023 (a)	20,000	20,000
(SOFR + 0.49%), 5.04%, 3/1/2023 (a)	50,000	50,000
(SOFR + 0.80%), 5.35%, 3/1/2023 (a)	20,000	20,000
4.57%, 3/3/2023	300,000	300,000
4.57%, 3/14/2023	100,000	100,000
5.20%, 5/16/2023	49,000	49,000
Mizuho Bank Ltd. (Japan)
4.80%, 3/13/2023	50,000	50,000
4.81%, 5/4/2023	150,000	150,000
MUFG Bank Ltd. (Japan)
(SOFR + 0.18%), 4.73%, 3/1/2023 (a)	130,000	130,000
(SOFR + 0.35%), 4.90%, 3/1/2023 (a)	65,000	65,000
(SOFR + 0.38%), 4.93%, 3/1/2023 (a)	50,000	50,000
(SOFR + 0.43%), 4.98%, 3/1/2023 (a)	30,000	30,000
(SOFR + 0.46%), 5.01%, 3/1/2023 (a)	100,000	100,000
(SOFR + 0.60%), 5.15%, 3/1/2023 (a)	45,000	45,000
National Australia Bank Ltd. (United Kingdom) , 5.30%, 2/13/2024 (d)	28,000	26,632
Natixis SA (France)
(SOFR + 0.60%), 5.15%, 3/1/2023 (a)	30,000	30,000
(SOFR + 0.67%), 5.22%, 3/1/2023 (a)	49,000	49,000
(SOFR + 0.70%), 5.25%, 3/1/2023 (a)	20,000	20,000
5.22%, 10/13/2023	44,000	44,000
5.32%, 11/7/2023	100,000	100,000
Nordea Bank Abp (Finland)
(SOFR + 0.24%), 4.79%, 3/1/2023 (a)	37,000	37,000
(SOFR + 0.30%), 4.85%, 3/1/2023 (a)	72,000	72,000
(SOFR + 0.58%), 5.13%, 3/1/2023 (a)	20,000	20,000
Norinchukin Bank (The) (Japan)
4.57%, 3/6/2023	70,000	70,000
4.55%, 3/10/2023	150,000	150,000
4.55%, 3/13/2023	71,000	71,000
4.55%, 3/14/2023	177,000	177,000
4.57%, 3/22/2023	100,000	100,000
4.57%, 3/23/2023	68,000	68,000
Oversea-Chinese Banking Corp., Ltd. (Singapore)
(SOFR + 0.31%), 4.86%, 3/1/2023 (a)	15,000	15,001
(SOFR + 0.32%), 4.87%, 3/1/2023 (a)	15,000	15,000
(SOFR + 0.40%), 4.95%, 3/1/2023 (a)	13,000	13,000
Royal Bank of Canada (Canada)
(SOFR + 0.57%), 5.12%, 3/1/2023 (a)	14,000	14,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposits — continued
4.07%, 8/18/2023	7,000	7,000
Skandinaviska Enskilda Banken AB (Sweden) (SOFR + 0.56%), 5.11%, 3/1/2023 (a)	75,000	75,000
Standard Chartered Bank (United Kingdom)
(SOFR + 0.38%), 4.93%, 3/1/2023 (a)	20,000	20,001
(SOFR + 0.44%), 4.99%, 3/1/2023 (a)	35,000	35,000
5.29%, 5/4/2023	49,000	49,000
5.29%, 6/7/2023	63,000	63,000
5.11%, 6/22/2023	20,000	20,000
State Street Bank and Trust Co.
(SOFR + 0.55%), 5.10%, 3/1/2023 (a)	31,000	31,000
(SOFR + 0.64%), 5.19%, 3/1/2023 (a)	50,000	50,000
Sumitomo Mitsui Banking Corp. (Japan)
(SOFR + 0.18%), 1.00%, 3/1/2023 (a)	57,000	57,000
(SOFR + 0.29%), 4.84%, 3/1/2023 (a)	25,000	25,000
(SOFR + 0.30%), 4.85%, 3/1/2023 (a)	50,000	50,000
(SOFR + 0.32%), 4.87%, 3/1/2023 (a)	25,000	25,000
(SOFR + 0.40%), 4.95%, 3/1/2023 (a)	100,000	100,000
(SOFR + 0.43%), 4.98%, 3/1/2023 (a)	15,000	15,000
(SOFR + 0.72%), 5.27%, 3/1/2023 (a)	70,000	70,000
(SOFR + 0.75%), 5.30%, 3/1/2023 (a)	50,000	50,000
(SOFR + 0.78%), 5.33%, 3/1/2023 (a)	25,000	25,000
(SOFR + 0.80%), 5.35%, 3/1/2023 (a)	65,000	65,000
Sumitomo Mitsui Trust Bank Ltd. (Japan)
(SOFR + 0.28%), 4.83%, 3/1/2023 (a)	50,000	50,000
4.55%, 3/2/2023	200,000	200,000
4.80%, 3/8/2023	70,000	70,000
4.80%, 3/17/2023	42,000	42,000
4.85%, 3/22/2023	62,000	62,000
4.58%, 3/23/2023	25,000	25,000
4.75%, 5/8/2023	30,000	30,000
Svenska Handelsbanken AB (Sweden)
(SOFR + 0.56%), 5.11%, 3/1/2023 (a)	65,000	65,000
(SOFR + 0.67%), 5.22%, 3/1/2023 (a)	33,000	33,000
5.05%, 7/11/2023	3,000	3,000
4.05%, 8/15/2023	10,000	10,000
Toronto-Dominion Bank (The) (Canada)
4.40%, 3/1/2023 (c)	21,000	21,000
(SOFR + 0.59%), 5.14%, 3/1/2023 (a)	25,000	25,000
(SOFR + 0.63%), 5.18%, 3/1/2023 (a)	20,000	20,000
(SOFR + 0.65%), 5.20%, 3/1/2023 (a)	60,000	60,000
(SOFR + 0.70%), 5.25%, 3/1/2023 (a)	60,000	60,000
(SOFR + 0.72%), 5.27%, 3/1/2023 (a)	40,000	40,000
(SOFR + 0.75%), 5.30%, 3/1/2023 (a)	10,000	10,000
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan Money Market Funds	February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short Term Investments — continued
Certificates of Deposits — continued
4.02%, 8/21/2023	30,000	30,000
4.02%, 8/22/2023	18,000	18,000
5.13%, 11/7/2023 (d)	70,000	67,585
5.23%, 11/8/2023 (d)	25,000	24,118
Wells Fargo Bank NA (SOFR + 0.35%), 4.90%, 3/1/2023 (a)	16,000	16,000
Westpac Banking Corp. (Australia) , 5.30%, 2/9/2024	5,000	5,000
Woori Bank (South Korea) (SOFR + 0.18%), 4.73%, 3/1/2023 (a)	20,000	20,000
Total Certificates of Deposit (Cost $7,920,051)		7,920,051
Time Deposits — 17.6%
Agricultural Bank of China Ltd.
4.60%, 3/1/2023	500,000	500,000
4.63%, 3/2/2023	100,000	100,000
4.63%, 3/3/2023	30,000	30,000
Credit Agricole Corporate and Investment Bank 4.55%, 3/1/2023	292,937	292,937
DBS Bank Ltd.
4.57%, 3/3/2023	100,000	100,000
4.57%, 3/6/2023	100,000	100,000
Erste Group Bank AG 4.57%, 3/1/2023	500,000	500,000
First Abu Dhabi Bank USA NV
4.57%, 3/1/2023	700,000	700,000
4.57%, 3/1/2023	525,000	525,000
ING Bank NV
4.57%, 3/2/2023	100,000	100,000
4.57%, 3/7/2023	150,000	150,000
Landesbank Hessen Thueringen Girozentrale 4.58%, 3/7/2023	250,000	250,000
Mizuho Bank Ltd.
4.57%, 3/1/2023	1,000,000	1,000,000
4.57%, 3/1/2023	430,000	430,000
Nordea Bank Abp 4.55%, 3/1/2023	265,000	265,000
Skandinaviska Enskilda Banken AB
4.57%, 3/1/2023	705,000	705,000
4.57%, 3/1/2023	510,000	510,000
Total Time Deposits (Cost $6,257,937)		6,257,937
Total Short Term Investments (Cost $22,894,977)		22,894,977
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Total Investments — 99.0% (Cost $35,109,977) *		35,109,977
Other Assets Less Liabilities — 1.0%		368,804
NET ASSETS — 100.0%		35,478,781

Percentages indicated are based on net assets.

Abbreviations
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LOC	Letter of Credit
OBFR	Overnight Bank Funding Rate
PJSC	Public Joint Stock Company
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
VRDO	Variable Rate Demand Obligation

^	Amount rounds to less than 0.1% of net assets.
††	The date shown represents the earliest of the next put date, next demand date or final maturity date.
*	The cost of securities is substantially the same for federal income tax purposes.
^^
Certain securities are perpetual and thus, do not have
predetermined maturity dates. The coupon rates for
these securities are fixed for a period of time and may
be structured to adjust thereafter. The coupon rates
shown are the rates in effect as of February 28,
2023.

(a)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2023.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 28, 2023.

(d)	The rate shown is the effective yield as of February 28, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	43

JPMorgan U.S. Government Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 69.1%
Agency Joint Trading Account I, J.P. Morgan Investment Management Inc., as agent, 4.55%, dated 2/28/2023, due 3/1/2023, repurchase price $550,070. (a)	550,000	550,000
Agency Joint Trading Account II, J.P. Morgan Investment Management Inc., as agent, 4.55%, dated 2/28/2023, due 3/1/2023, repurchase price $688,682. (a)	688,595	688,595
Agency Joint Trading Account III, J.P. Morgan Investment Management Inc., as agent, 4.55%, dated 2/28/2023, due 3/1/2023, repurchase price $71,223. (a)	71,214	71,214
Bank of America NA, 4.55%, dated 2/28/2023, due 3/1/2023, repurchase price $1,000,126, collateralized by U.S. Treasury Securities, 1.50%, due 1/31/2027, with a value of $1,020,000.	1,000,000	1,000,000
Bank of Montreal, 4.55%, dated 2/28/2023, due 3/1/2023, repurchase price $1,050,133, collateralized by FHLMC, 2.25% - 4.00%, due 6/15/2027 - 5/25/2052, FNMA, 1.25% - 6.00%, due 4/25/2025 - 5/25/2052 and GNMA, 1.00% - 5.88%, due 2/16/2041 - 11/20/2072, with a value of $1,081,637.	1,050,000	1,050,000
BMO Capital Markets Corp., 4.56%, dated 2/28/2023, due 3/23/2023, repurchase price $501,457, collateralized by FFCB, 3.07% - 3.25%, due 11/28/2033 - 12/4/2035, FHLB, 0.63%, due 12/22/2023, FHLMC, 1.50% - 5.27%, due 5/25/2024 - 1/25/2055, FNMA, 1.00% - 3.94%, due 11/25/2029 - 12/25/2037 and GNMA, 0.00% - 6.50%, due 1/20/2036 - 7/20/2072, with a value of $517,661.	500,000	500,000
BNP Paribas SA, 4.52%, dated 2/28/2023, due 3/1/2023, repurchase price $2,050,257, collateralized by U.S. Treasury Securities, 0.00% - 6.50%, due 4/6/2023 - 8/15/2052, with a value of $2,091,263.	2,050,000	2,050,000
BofA Securities, Inc., 4.00%, dated 2/28/2023, due 3/1/2023, repurchase price $500,055, collateralized by U.S. Treasury Securities, 0.13% - 0.88%, due 7/15/2027 - 1/15/2031, with a value of $510,000.	500,000	500,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Canadian Imperial Bank of Commerce, 4.55%, dated 2/28/2023, due 3/1/2023, repurchase price $550,069, collateralized by FFCB, 2.29% - 4.98%, due 6/28/2034 - 8/3/2046, FHLB, 2.00% - 5.00%, due 11/29/2032 - 3/23/2040, FHLMC, 2.00% - 7.50%, due 1/1/2024 - 11/1/2052, FNMA, 1.50% - 6.50%, due 11/1/2025 - 2/1/2053, GNMA, 2.50% - 6.00%, due 9/20/2034 - 8/20/2069 and U.S. Treasury Securities, 1.88% - 3.88%, due 2/28/2027 - 11/30/2027, with a value of $561,071.	550,000	550,000
Citigroup Global Markets Holdings, Inc., 4.52%, dated 2/28/2023, due 3/1/2023, repurchase price $506,656, collateralized by U.S. Treasury Securities, 0.63% - 4.38%, due 5/15/2041 - 8/15/2043, with a value of $517,405.	506,592	506,592
Citigroup Global Markets Holdings, Inc., 4.54%, dated 2/28/2023, due 3/2/2023, repurchase price $4,751,198, collateralized by U.S. Treasury Securities, 0.00% - 4.63%, due 3/16/2023 - 2/15/2053, with a value of $4,845,007.	4,750,000	4,750,000
Daiwa Capital Markets America, Inc., 4.52%, dated 2/28/2023, due 3/1/2023, repurchase price $175,022, collateralized by U.S. Treasury Securities, 0.00% - 4.25%, due 3/15/2023 - 11/15/2051, with a value of $178,522.	175,000	175,000
Daiwa Capital Markets America, Inc., 4.55%, dated 2/28/2023, due 3/1/2023, repurchase price $2,500,316, collateralized by FHLMC, 1.00% - 7.00%, due 3/1/2026 - 2/1/2053, FNMA, 0.88% - 7.00%, due 5/1/2025 - 2/1/2053, GNMA, 1.50% - 7.00%, due 9/20/2028 - 1/20/2053 and U.S. Treasury Securities, 0.00% - 7.63%, due 4/18/2023 - 2/15/2053, with a value of $2,550,322.	2,500,000	2,500,000
Deutsche Bank Securities Inc., 4.55%, dated 2/28/2023, due 3/1/2023, repurchase price $3,500,442, collateralized by FHLMC, 3.25%, due 3/15/2050, FNMA, 1.50% - 6.50%, due 4/1/2036 - 2/1/2053, GNMA, 1.25% - 3.98%, due 2/16/2048 - 1/16/2054 and Tennessee Valley Authority, 0.00% - 7.13%, due 9/15/2024 - 12/15/2042, with a value of $3,570,940.	3,500,000	3,500,000
SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan Money Market Funds	February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued
Federal Reserve Bank of New York, 4.55%, dated 2/28/2023, due 3/1/2023, repurchase price $84,010,617, collateralized by U.S. Treasury Securities, 1.75% - 4.75%, due 11/15/2029 - 2/15/2041, with a value of $84,010,617.	84,000,000	84,000,000
Fixed Income Clearing Corp., 4.55%, dated 2/28/2023, due 3/1/2023, repurchase price $4,000,506, collateralized by U.S. Treasury Securities, 0.00% - 4.84%, due 4/30/2023 - 5/15/2052, with a value of $4,080,000.	4,000,000	4,000,000
Goldman Sachs & Co. LLC, 4.56%, dated 2/28/2023, due 3/1/2023, repurchase price $525,066, collateralized by FHLMC, 2.00% - 5.50%, due 6/1/2043 - 1/1/2053, FNMA, 2.00% - 6.00%, due 2/1/2031 - 1/1/2053 and GNMA, 4.50%, due 7/20/2047, with a value of $535,524.	525,000	525,000
Goldman Sachs & Co. LLC, 4.56%, dated 2/28/2023, due 3/1/2023, repurchase price $3,750,475, collateralized by FHLMC, 3.00% - 5.50%, due 5/1/2032 - 1/1/2053, FNMA, 1.50% - 6.50%, due 3/1/2026 - 1/1/2053, GNMA, 2.50% - 6.00%, due 9/15/2025 - 5/15/2057 and U.S. Treasury Securities, 0.00% - 7.50%, due 5/25/2023 - 2/15/2053, with a value of $3,825,000.	3,750,000	3,750,000
Goldman Sachs & Co. LLC, 4.56%, dated 2/28/2023, due 3/3/2023, repurchase price $2,000,760, collateralized by FHLMC, 3.00% - 7.00%, due 2/1/2025 - 2/1/2053, FNMA, 2.50% - 6.00%, due 12/1/2025 - 2/1/2053, GNMA, 2.00% - 6.00%, due 2/15/2025 - 7/15/2064 and U.S. Treasury Securities, 0.50% - 4.13%, due 8/15/2023 - 9/30/2027, with a value of $2,040,000.	2,000,000	2,000,000
Goldman Sachs & Co. LLC, 4.56%, dated 2/28/2023, due 3/3/2023, repurchase price $3,001,140, collateralized by FFCB, 4.99%, due 12/8/2023, FHLMC, 1.50% - 7.50%, due 3/1/2024 - 2/1/2053, FNMA, 1.50% - 7.50%, due 8/1/2025 - 7/1/2060, GNMA, 2.00% - 7.00%, due 5/20/2027 - 6/15/2064 and U.S. Treasury Securities, 2.38% - 4.13%, due 9/30/2027 - 5/15/2051, with a value of $3,060,000.	3,000,000	3,000,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Goldman Sachs & Co. LLC, 4.56%, dated 2/28/2023, due 3/7/2023, repurchase price $1,000,887, collateralized by FHLMC, 2.00% - 6.50%, due 4/1/2024 - 3/1/2053, FNMA, 3.00% - 7.50%, due 5/1/2026 - 2/1/2053, GNMA, 3.00% - 6.00%, due 8/15/2035 - 1/15/2058 and U.S. Treasury Securities, 0.00%, due 11/15/2025 - 2/15/2049, with a value of $1,020,000.	1,000,000	1,000,000
ING Financial Markets LLC, 4.55%, dated 2/28/2023, due 3/1/2023, repurchase price $150,019, collateralized by FHLMC, 3.00% - 5.50%, due 7/1/2036 - 2/1/2053 and FNMA, 2.00% - 5.00%, due 8/1/2034 - 8/1/2052, with a value of $153,019.	150,000	150,000
ING Financial Markets LLC, 4.56%, dated 2/28/2023, due 3/23/2023, repurchase price $200,583, collateralized by FHLMC, 2.00% - 6.50%, due 5/1/2035 - 2/1/2053, FNMA, 2.00% - 6.50%, due 5/1/2029 - 5/1/2058 and GNMA, 2.50% - 3.50%, due 6/20/2051 - 12/20/2051, with a value of $205,111.	200,000	200,000
ING Financial Markets LLC, 4.56%, dated 2/28/2023, due 3/23/2023, repurchase price $501,457, collateralized by FHLMC, 2.00% - 8.00%, due 12/1/2025 - 2/1/2053, FNMA, 2.00% - 6.00%, due 1/1/2033 - 5/1/2058 and GNMA, 3.50% - 5.50%, due 3/20/2049 - 10/20/2052, with a value of $513,165.	500,000	500,000
ING Financial Markets LLC, 4.56%, dated 2/28/2023, due 3/23/2023, repurchase price $551,602, collateralized by FHLMC, 2.00% - 7.00%, due 11/1/2029 - 2/1/2053, FNMA, 2.00% - 6.50%, due 12/1/2025 - 5/1/2058 and GNMA, 2.50% - 4.50%, due 6/20/2051 - 8/20/2052, with a value of $564,482.	550,000	550,000
Metropolitan Life Insurance Co., 4.56%, dated 2/28/2023, due 3/1/2023, repurchase price $1,000,127, collateralized by U.S. Treasury Securities, 0.00% - 2.25%, due 8/15/2027 - 2/15/2051, with a value of $1,020,129.	1,000,000	1,000,000
Mitsubishi UFJ Trust & Banking Corp., 4.56%, dated 2/28/2023, due 3/7/2023, repurchase price $1,000,887, collateralized by FNMA, 2.00% - 5.00%, due 5/20/2045 - 6/20/2052, with a value of $1,020,129.	1,000,000	1,000,000
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	45

JPMorgan U.S. Government Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued
Natixis SA, 4.53%, dated 2/28/2023, due 3/1/2023, repurchase price $250,031, collateralized by U.S. Treasury Securities, 0.00% - 6.63%, due 4/25/2023 - 11/15/2052, with a value of $255,032.	250,000	250,000
Natixis SA, 4.55%, dated 2/28/2023, due 3/1/2023, repurchase price $1,000,126, collateralized by FFCB, 2.15% - 2.93%, due 3/7/2036 - 2/3/2042, FHLMC, 2.77% - 6.50%, due 2/15/2032 - 8/1/2052, FNMA, 3.52% - 5.50%, due 2/1/2029 - 3/1/2053, GNMA, 2.50% - 5.50%, due 1/20/2034 - 10/16/2064, Other Instrument, Tennessee Valley Authority, 0.00%, due 4/1/2056 and U.S. Treasury Securities, 0.00% - 4.63%, due 6/6/2023 - 2/15/2053, with a value of $1,016,925.	1,000,000	1,000,000
Natixis SA, 4.56%, dated 2/28/2023, due 3/23/2023, repurchase price $1,353,933, collateralized by FFCB, 2.15% - 5.25%, due 3/7/2036 - 7/28/2042, FHLB, 2.84% - 3.00%, due 2/24/2037 - 1/27/2042, FHLMC, 2.00% - 6.50%, due 5/15/2027 - 2/1/2053, FNMA, 0.00% - 6.00%, due 12/1/2027 - 12/25/2058, GNMA, 1.50% - 6.00%, due 5/20/2032 - 9/16/2064 and Tennessee Valley Authority, 0.00% - 5.38%, due 1/15/2038 - 9/15/2065, with a value of $1,393,424.	1,350,000	1,350,000
Nomura Securities Co. Ltd., 4.52%, dated 2/28/2023, due 3/1/2023, repurchase price $100,012, collateralized by U.S. Treasury Securities, 0.25% - 4.50%, due 4/15/2023 - 5/15/2031, with a value of $102,013.	100,000	100,000
Nomura Securities Co. Ltd., 4.55%, dated 2/28/2023, due 3/1/2023, repurchase price $1,850,234, collateralized by FHLMC, 1.50% - 5.50%, due 3/1/2037 - 2/1/2053, FNMA, 1.72% - 5.50%, due 6/1/2025 - 9/1/2061, GNMA, 3.50% - 7.00%, due 10/20/2037 - 4/15/2060 and U.S. Treasury Securities, 0.00% - 0.38%, due 5/11/2023 - 8/15/2029, with a value of $1,887,238.	1,850,000	1,850,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

RBC Capital Markets LLC, 4.55%, dated 2/28/2023, due 3/1/2023, repurchase price $750,095, collateralized by FFCB, 0.67% - 4.75%, due 2/21/2025 - 12/23/2030, FHLB, 0.50% - 5.40%, due 6/30/2023 - 1/28/2030, FHLMC, 0.38% - 8.50%, due 3/15/2023 - 3/1/2053, FNMA, 1.00% - 7.00%, due 3/25/2023 - 1/25/2052, GNMA, 1.25% - 8.50%, due 11/20/2023 - 3/20/2064, Tennessee Valley Authority, 2.88% - 5.25%, due 9/15/2024 - 9/15/2039 and U.S. Treasury Securities, 0.13% - 2.13%, due 1/15/2028 - 2/15/2052, with a value of $770,392.	750,000	750,000
Royal Bank of Canada, 4.52%, dated 2/28/2023, due 3/1/2023, repurchase price $400,050, collateralized by U.S. Treasury Securities, 0.00% - 3.88%, due 1/15/2026 - 2/15/2045, with a value of $408,051.	400,000	400,000
Societe Generale SA, 4.51%, dated 2/28/2023, due 3/1/2023, repurchase price $1,100,138, collateralized by U.S. Treasury Securities, 1.88% - 4.00%, due 2/15/2032 - 8/15/2052, with a value of $1,122,000.	1,100,000	1,100,000
Societe Generale SA, 4.55%, dated 2/28/2023, due 3/1/2023, repurchase price $1,200,152, collateralized by FNMA, 2.00% - 6.00%, due 2/1/2042 - 2/1/2053, with a value of $1,224,000.	1,200,000	1,200,000
Societe Generale SA, 4.56%, dated 2/28/2023, due 3/13/2023, repurchase price $751,235, collateralized by U.S. Treasury Securities, 0.63% - 3.25%, due 10/31/2026 - 8/15/2032, with a value of $765,000.	750,000	750,000
Societe Generale SA, 4.56%, dated 2/28/2023, due 3/22/2023, repurchase price $501,393, collateralized by U.S. Treasury Securities, 3.50% - 4.00%, due 2/29/2028 - 1/31/2030, with a value of $510,000.	500,000	500,000
Societe Generale SA, 4.56%, dated 2/28/2023, due 3/23/2023, repurchase price $752,185, collateralized by U.S. Treasury Securities, 0.25% - 3.50%, due 5/15/2025 - 12/31/2027, with a value of $765,000.	750,000	750,000
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan Money Market Funds	February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued
Societe Generale SA, 4.56%, dated 2/28/2023, due 3/23/2023, repurchase price $1,253,642, collateralized by U.S. Treasury Securities, 0.00% - 4.84%, due 5/30/2023 - 2/15/2042, with a value of $1,275,000.	1,250,000	1,250,000
The Northwestern Mutual Life Insurance Company, 4.56%, dated 2/28/2023, due 3/1/2023, repurchase price $1,000,127, collateralized by FNMA, 2.00% - 4.50%, due 12/1/2039 - 10/1/2052, with a value of $1,020,129.	1,000,000	1,000,000
Treasury Joint Trading Account I, J.P. Morgan Investment Management Inc., as agent, 4.52%, dated 2/28/2023, due 3/1/2023, repurchase price $1,134,283. (a)	1,134,141	1,134,141
Wells Fargo Securities LLC, 4.56%, dated 2/28/2023, due 3/1/2023, repurchase price $1,700,215, collateralized by FHLMC, 1.50% - 7.00%, due 7/1/2023 - 3/1/2053, with a value of $1,734,220.	1,700,000	1,700,000
Total Repurchase Agreements (Cost $135,150,542)		135,150,542
U.S. Treasury Obligations — 15.5%
U.S. Treasury Floating Rate Notes
(US Treasury 3 Month Bill Money Market Yield + (0.08)%), 4.73%, 3/1/2023 (b)	5,480,460	5,475,774
(US Treasury 3 Month Bill Money Market Yield + (0.02)%), 4.79%, 3/1/2023 (b)	15,656,000	15,659,679
(US Treasury 3 Month Bill Money Market Yield + 0.03%), 4.84%, 3/1/2023 (b)	800,000	800,061
(US Treasury 3 Month Bill Money Market Yield + 0.04%), 4.84%, 3/1/2023 (b)	3,313,725	3,314,912
(US Treasury 3 Month Bill Money Market Yield + 0.14%), 4.95%, 3/1/2023 (b)	1,652,900	1,650,204
U.S. Treasury Notes
1.50%, 3/31/2023	250,000	249,962
2.50%, 3/31/2023	93,000	93,061
0.25%, 4/15/2023	100,000	99,773
0.13%, 4/30/2023	900,000	897,046
1.63%, 4/30/2023	100,000	99,896
2.75%, 4/30/2023	100,000	100,080
0.13%, 5/15/2023	594,750	592,213
1.75%, 5/15/2023	850,242	849,279
0.13%, 5/31/2023	344,750	342,951
2.75%, 5/31/2023	150,000	150,151
Total U.S. Treasury Obligations (Cost $30,375,042)		30,375,042
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Government Agency Securities — 13.0%
FFCB Funding Corp.
(Federal Reserve Bank Prime Loan Rate US + (3.15)%), 4.61%, 3/1/2023 (b)	200,000	199,993
(Federal Reserve Bank Prime Loan Rate US + (3.15)%), 4.61%, 3/1/2023 (b)	100,000	99,996
(Federal Reserve Bank Prime Loan Rate US + (3.14)%), 4.61%, 3/1/2023 (b)	150,000	150,000
(Federal Reserve Bank Prime Loan Rate US + (3.13)%), 4.62%, 3/1/2023 (b)	100,000	99,995
(Federal Reserve Bank Prime Loan Rate US + (3.10)%), 4.65%, 3/1/2023 (b)	325,000	325,000
(SOFR + 0.20%), 4.75%, 3/1/2023 (b)	255,000	255,000
(US Treasury 3 Month Bill Money Market Yield + (0.04)%), 4.77%, 3/1/2023 (b)	450,000	449,982
2.58%, 6/13/2023	500,000	499,986
FHLB
DN, 4.40%, 3/1/2023 (c)	90,000	90,000
(SOFR + 0.01%), 4.56%, 3/1/2023 (b)	1,000,000	1,000,000
(SOFR + 0.02%), 4.57%, 3/1/2023 (b)	958,500	958,500
(SOFR + 0.04%), 4.59%, 3/1/2023 (b)	1,500,000	1,500,000
(SOFR + 0.04%), 4.59%, 3/1/2023 (b)	475,000	475,000
(SOFR + 0.05%), 4.60%, 3/1/2023 (b)	1,475,000	1,475,000
(SOFR + 0.06%), 4.61%, 3/1/2023 (b)	1,400,000	1,400,000
(SOFR + 0.06%), 4.61%, 3/1/2023 (b)	500,000	500,000
(SOFR + 0.06%), 4.61%, 3/1/2023 (b)	1,000,000	1,000,000
(SOFR + 0.06%), 4.61%, 3/1/2023 (b)	1,000,000	1,000,000
(SOFR + 0.06%), 4.61%, 3/1/2023 (b)	2,900,000	2,900,000
(SOFR + 0.06%), 4.61%, 3/1/2023 (b)	950,000	950,000
(SOFR + 0.06%), 4.61%, 3/1/2023 (b)	750,000	750,000
(SOFR + 0.06%), 4.61%, 3/1/2023 (b)	2,175,000	2,175,000
DN, 4.38%, 3/3/2023 (c)	2,000,000	1,999,514
DN, 2.26%, 5/4/2023 (c)	250,000	249,004
DN, 2.10%, 5/11/2023 (c)	1,750,000	1,742,821
2.28%, 6/23/2023	500,000	499,999
DN, 5.03%, 1/12/2024 (c)	500,000	478,823
DN, 5.02%, 2/9/2024 (c)	1,390,000	1,326,326
5.00%, 2/16/2024	475,000	475,000
FNMA, 4.99%, 2/16/2024	475,000	475,000
Total U.S. Government Agency Securities (Cost $25,499,939)		25,499,939
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	47

JPMorgan U.S. Government Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Total Investments — 97.6% (Cost $191,025,523) *		191,025,523
Other Assets Less Liabilities — 2.4%		4,606,775
NET ASSETS — 100.0%		195,632,298

Percentages indicated are based on net assets.

Abbreviations
DN	Discount Notes
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
SOFR	Secured Overnight Financing Rate

††	The date shown represents the earliest of the next put date, next demand date or final maturity date.
*	The cost of securities is substantially the same for federal income tax purposes.
(a)
Agency Joint Trading Account I, II, III and Treasury
Joint Account I - At February 28, 2023, certain Funds
had undivided interests in the Agency Joint Trading
Account I, II, III and Treasury Joint Account I with a
maturity date of March 1, 2023, as follows for
JPMorgan U.S. Government Money Market Fund
(amounts in thousands):

	Principal Amount	Repurchase Price	Collateral Value Allocation
Agency Joint Trading Account I	$550,000	$550,070	$561,096
Agency Joint Trading Account II	688,595	688,682	702,367
Agency Joint Trading Account III	71,214	71,223	72,764
Treasury Joint Trading Account I	1,134,141	1,134,283	1,156,962

Repurchase Agreements - At February 28, 2023, the Principal Amounts of
certain Funds' interests in the Agency Joint Trading Account I, II, III and
Treasury Joint Account I were as follows (amounts in thousands):

Counterparty	Interest Rate	U.S. Government Money Market Fund
Agency Joint Trading Account I
TD Securities (USA) LLC	4.55%	$550,000
Agency Joint Trading Account II
BofA Securities, Inc.	4.55%	459,063
Citigroup Global Markets Holdings, Inc.	4.55%	229,532
Total		688,595
Agency Joint Trading Account III
BNP Paribas SA	4.55%	71,214
Treasury Joint Trading Account I
BNP Paribas SA	4.52%	1,077,995
Citibank NA	4.52%	56,146
Total		1,134,141

At February 28, 2023, the Agency Joint Trading Account I, II, III and Treasury Joint Account I was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Agency Joint Trading Account I
FHLMC	1.50%-6.50%	4/1/2023-2/1/2053
FNMA	2.50%	1/1/2052
GNMA	3.00%	5/20/2045
Agency Joint Trading Account II
FFCB	4.58%-4.90%	10/27/2023-12/29/2025
FHLB	0.00%-4.75%	3/29/2023-3/13/2043
FHLMC	0.25%-6.75%	4/20/2023-3/1/2053
FNMA	0.31%-7.25%	7/1/2023-3/1/2053
Tennessee Valley Authority	0.00%-5.88%	5/15/2025-9/15/2065
U.S. Treasury Securities	0.00%-3.50%	5/15/2023-11/15/2052
Agency Joint Trading Account III
FHLMC	2.00%-7.00%	1/25/2030-3/25/2053
FNMA	1.49%-7.00%	5/1/2025-11/25/2058
Treasury Joint Trading Account I
U.S. Treasury Securities	0.00%-7.50%	3/14/2023-2/15/2053

(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2023.
(c)	The rate shown is the effective yield as of February 28, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan Money Market Funds	February 28, 2023

JPMorgan U.S. Treasury Plus Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 89.6%
Federal Reserve Bank of New York, 4.55%, dated 2/28/2023, due 3/1/2023, repurchase price $21,902,768, collateralized by U.S. Treasury Securities, 0.25% - 2.75%, due 5/15/2023 - 8/15/2031, with a value of $21,902,768.	21,900,000	21,900,000
Societe Generale SA, 4.56%, dated 2/28/2023, due 3/13/2023, repurchase price $250,412, collateralized by U.S. Treasury Securities, 4.00%, due 2/28/2030, with a value of $255,000.	250,000	250,000
Societe Generale SA, 4.56%, dated 2/28/2023, due 3/23/2023, repurchase price $250,728, collateralized by U.S. Treasury Securities, 0.00% - 4.95%, due 4/13/2023 - 2/28/2030, with a value of $255,000.	250,000	250,000
Societe Generale SA, 4.56%, dated 2/28/2023, due 3/23/2023, repurchase price $250,728, collateralized by U.S. Treasury Securities, 4.00%, due 2/28/2030, with a value of $255,000.	250,000	250,000
Treasury Joint Trading Account I, J.P. Morgan Investment Management Inc., as agent, 4.52%, dated 2/28/2023, due 3/1/2023, repurchase price $2,177,386. (a)	2,177,113	2,177,113
Total Repurchase Agreements (Cost $24,827,113)		24,827,113
U.S. Treasury Obligations — 8.0%
U.S. Treasury Floating Rate Notes
(US Treasury 3 Month Bill Money Market Yield + (0.08)%), 4.73%, 3/1/2023 (b)	347,000	346,707
(US Treasury 3 Month Bill Money Market Yield + (0.02)%), 4.79%, 3/1/2023 (b)	668,000	668,222
(US Treasury 3 Month Bill Money Market Yield + 0.03%), 4.84%, 3/1/2023 (b)	85,000	85,048
(US Treasury 3 Month Bill Money Market Yield + 0.04%), 4.84%, 3/1/2023 (b)	910,800	911,529
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

(US Treasury 3 Month Bill Money Market Yield + 0.14%), 4.95%, 3/1/2023 (b)	163,000	162,734
U.S. Treasury Notes, 0.25%, 4/15/2023	50,000	49,928
Total U.S. Treasury Obligations (Cost $2,224,168)		2,224,168
Short Term Investments — 0.5%
U.S. Treasury Obligations — 0.5%
U.S. Treasury Bills, 1.59%, 3/23/2023 (c)(Cost $119,884)	120,000	119,884
Total Short Term Investments (Cost $119,884)		119,884
Total Investments — 98.1% (Cost $27,171,165) *		27,171,165
Other Assets Less Liabilities — 1.9%		536,773
NET ASSETS — 100.0%		27,707,938

Percentages indicated are based on net assets.

††	The date shown represents the earliest of the next put date, next demand date or final maturity date.
*	The cost of securities is substantially the same for federal income tax purposes.
(a)
Treasury Joint Trading Account I - At February 28,
2023, certain Funds had undivided interests in the
Treasury Joint Trading Account I with a maturity date
of March 1, 2023, as follows for JPMorgan
U.S. Treasury Plus Money Market Fund (amounts in
thousands):

	Principal Amount	Repurchase Price	Collateral Value Allocation
Treasury Joint Trading Account I	$2,177,113	$2,177,386	$2,220,920

Repurchase Agreements - At February 28, 2023, the Principal Amounts of certain Funds' interests in the Treasury Joint Trading Account I were as follows (amounts in thousands):

Counterparty	Interest Rate	U.S. Treasury Plus Money Market Fund
Treasury Joint Trading Account I
BNP Paribas SA	4.52%	$2,069,335
Citibank NA	4.52%	107,778
Total		2,177,113

SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	49

JPMorgan U.S. Treasury Plus Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
At February 28, 2023, the Treasury Joint Trading Account I was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Treasury Joint Trading Account I
U.S. Treasury Securities	0.00%-7.50%	3/14/2023-2/15/2053

(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2023.
(c)	The rate shown is the effective yield as of February 28, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan Money Market Funds	February 28, 2023

JPMorgan Federal Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Government Agency Securities — 71.1%
FFCB Funding Corp.
(US Federal Funds Effective Rate (continuous series) + (0.02)%), 4.55%, 3/1/2023 (a)	50,000	50,000
(US Treasury 3 Month Bill Money Market Yield + 0.04%), 4.84%, 3/1/2023 (a)	2,000	2,000
DN, 4.53%, 3/14/2023 (b)	80,000	79,869
FHLB
DN, 4.40%, 3/1/2023 (b)	9,165	9,165
(SOFR + 0.02%), 4.57%, 3/1/2023 (a)	200,000	200,000
(SOFR + 0.03%), 4.57%, 3/1/2023 (a)	200,000	200,000
(SOFR + 0.02%), 4.57%, 3/1/2023 (a)	300,000	300,000
(SOFR + 0.03%), 4.57%, 3/1/2023 (a)	200,000	200,000
(SOFR + 0.02%), 4.57%, 3/1/2023 (a)	250,000	250,000
(SOFR + 0.02%), 4.57%, 3/1/2023 (a)	200,000	200,000
(SOFR + 0.03%), 4.58%, 3/1/2023 (a)	100,000	100,000
(SOFR + 0.03%), 4.58%, 3/1/2023 (a)	100,000	100,000
(SOFR + 0.04%), 4.59%, 3/1/2023 (a)	100,000	100,000
(SOFR + 0.04%), 4.59%, 3/1/2023 (a)	50,000	50,000
(SOFR + 0.04%), 4.59%, 3/1/2023 (a)	100,000	100,000
(SOFR + 0.05%), 4.60%, 3/1/2023 (a)	150,000	150,000
DN, 4.48%, 3/15/2023 (b)	50,000	49,913
DN, 4.59%, 3/23/2023 (b)	100,000	99,720
DN, 4.59%, 3/29/2023 (b)	100,000	99,645
DN, 4.65%, 4/3/2023 (b)	200,000	199,151
DN, 4.66%, 4/5/2023 (b)	100,000	99,550
DN, 4.68%, 4/11/2023 (b)	100,000	99,470
DN, 4.68%, 4/13/2023 (b)	150,000	149,167
DN, 4.68%, 4/21/2023 (b)	84,758	84,200
DN, 4.69%, 4/24/2023 (b)	100,000	99,301
DN, 4.69%, 5/3/2023 (b)	100,000	99,186
DN, 4.85%, 5/31/2023 (b)	100,000	98,788
DN, 5.03%, 1/12/2024 (b)	10,000	9,577
DN, 5.02%, 2/9/2024 (b)	10,000	9,542
Total U.S. Government Agency Securities (Cost $3,288,244)		3,288,244
U.S. Treasury Obligations — 10.5%
U.S. Treasury Floating Rate Notes
(US Treasury 3 Month Bill Money Market Yield + (0.08)%), 4.73%, 3/1/2023 (a)	50,000	49,929
(US Treasury 3 Month Bill Money Market Yield + (0.02)%), 4.79%, 3/1/2023 (a)	25,000	25,006
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

(US Treasury 3 Month Bill Money Market Yield + 0.03%), 4.84%, 3/1/2023 (a)	100,000	100,062
(US Treasury 3 Month Bill Money Market Yield + 0.04%), 4.84%, 3/1/2023 (a)	72,000	72,047
(US Treasury 3 Month Bill Money Market Yield + 0.03%), 4.84%, 3/1/2023 (a)	225,000	225,084
U.S. Treasury Notes, 2.50%, 3/31/2023	16,000	16,010
Total U.S. Treasury Obligations (Cost $488,138)		488,138
Short Term Investments — 19.1%
U.S. Treasury Obligations — 19.1%
U.S. Treasury Bills
4.46%, 3/7/2023 (b)	400,000	399,703
4.51%, 3/14/2023 (b)	360,000	359,415
4.59%, 4/4/2023 (b)	100,000	99,568
4.59%, 4/11/2023 (b)	25,000	24,870
Total U.S. Treasury Obligations (Cost $883,556)		883,556
Total Short Term Investments (Cost $883,556)		883,556
Total Investments — 100.7% (Cost $4,659,938) *		4,659,938
Liabilities in Excess of Other Assets — (0.7)%		(33,318)
NET ASSETS — 100.0%		4,626,620

Percentages indicated are based on net assets.

Abbreviations
DN	Discount Notes
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
SOFR	Secured Overnight Financing Rate

††	The date shown represents the earliest of the next put date, next demand date or final maturity date.
*	The cost of securities is substantially the same for federal income tax purposes.
(a)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2023.
(b)	The rate shown is the effective yield as of February 28, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	51

JPMorgan 100% U.S. Treasury Securities Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 10.4%
U.S. Treasury Floating Rate Notes
(US Treasury 3 Month Bill Money Market Yield + (0.08)%), 4.73%, 3/1/2023 (a)	1,545,000	1,543,677
(US Treasury 3 Month Bill Money Market Yield + (0.02)%), 4.79%, 3/1/2023 (a)	4,621,000	4,622,262
(US Treasury 3 Month Bill Money Market Yield + 0.03%), 4.84%, 3/1/2023 (a)	155,000	155,010
(US Treasury 3 Month Bill Money Market Yield + 0.04%), 4.84%, 3/1/2023 (a)	1,461,000	1,461,977
(US Treasury 3 Month Bill Money Market Yield + 0.14%), 4.95%, 3/1/2023 (a)	1,023,000	1,021,331
U.S. Treasury Notes, (US Treasury 3 Month Bill Money Market Yield + 0.20%), 5.01%, 3/1/2023 (a)	782,200	782,756
Total U.S. Treasury Obligations (Cost $9,587,013)		9,587,013
Short Term Investments — 90.8%
U.S. Treasury Obligations — 90.8%
U.S. Treasury Bills
3.89%, 3/2/2023 (b)	1,500,000	1,499,838
4.45%, 3/7/2023 (b)	5,550,000	5,545,885
4.09%, 3/9/2023 (b)	3,150,000	3,147,138
4.45%, 3/14/2023 (b)	7,200,000	7,188,443
4.26%, 3/16/2023 (b)	1,100,000	1,098,049
4.49%, 3/21/2023 (b)	8,250,000	8,229,493
4.29%, 3/23/2023 (b)	1,550,000	1,545,945
4.46%, 3/28/2023 (b)	8,470,000	8,441,290
4.69%, 3/30/2023 (b)	1,850,000	1,843,564
4.51%, 4/4/2023 (b)	5,900,000	5,875,007
4.43%, 4/6/2023 (b)	1,500,000	1,493,385
4.55%, 4/11/2023 (b)	5,100,000	5,073,701
4.58%, 4/13/2023 (b)	1,800,000	1,790,196
4.55%, 4/18/2023 (b)	2,500,000	2,484,920
4.59%, 4/20/2023 (b)	2,000,000	1,987,326
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

U.S. Treasury Obligations — continued
4.64%, 4/25/2023 (b)	6,345,200	6,300,522
4.61%, 4/27/2023 (b)	1,750,000	1,737,315
4.58%, 5/2/2023 (b)	1,500,000	1,488,255
4.63%, 5/4/2023 (b)	1,700,000	1,686,127
4.61%, 5/9/2023 (b)	1,500,000	1,486,861
4.65%, 5/11/2023 (b)	3,050,000	3,022,271
4.73%, 5/18/2023 (b)	2,750,000	2,722,115
4.65%, 5/23/2023 (b)	500,000	494,699
4.78%, 5/25/2023 (b)	2,700,000	2,669,910
4.69%, 5/30/2023 (b)	1,250,000	1,235,522
4.80%, 6/1/2023 (b)	2,750,000	2,717,003
4.73%, 7/13/2023 (b)	750,000	737,019
Total U.S. Treasury Obligations (Cost $83,541,799)		83,541,799
Total Short Term Investments (Cost $83,541,799)		83,541,799
Total Investments — 101.2% (Cost $93,128,812) *		93,128,812
Liabilities in Excess of Other Assets — (1.2)%		(1,138,423)
NET ASSETS — 100.0%		91,990,389

Percentages indicated are based on net assets.

††	The date shown represents the earliest of the next put date, next demand date or final maturity date.
*	The cost of securities is substantially the same for federal income tax purposes.
(a)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2023.
(b)	The rate shown is the effective yield as of February 28, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan Money Market Funds	February 28, 2023

JPMorgan Tax Free Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 66.7%
Alabama — 0.1%
Mobile County Industrial Development Authority, Pollution Control, Exxon Mobil Corp. Project, Rev., VRDO, 2.55%, 3/1/2023 (a)	1,325	1,325
Mobile Downtown Redevelopment Authority, Gulf Opportunity Zone, Austal USA LLC Project Series 2011A, Rev., VRDO, LOC : Bank of America NA, 3.39%, 3/7/2023 (a) (b)	6,970	6,970
		8,295
Alaska — 1.4%
Alaska Housing Finance Corp., Home Mortgage
Series 2002A, Rev., AMT, VRDO, LIQ : FHLB, 2.70%, 3/1/2023 (a)	8,825	8,825
Series 2007A, Rev., VRDO, LIQ : FHLB, 3.40%, 3/7/2023 (a)	24,590	24,590
Series 2007B, Rev., VRDO, LIQ : FHLB, 3.40%, 3/7/2023 (a)	10,000	10,000
Series 2009B, Rev., LIQ : Wells Fargo Bank NA, 3.40%, 3/7/2023 (a)	57,815	57,815
City of Valdez, Exxon Pipeline Co. Project
Series 1993A, Rev., VRDO, 2.55%, 3/1/2023 (a)	13,720	13,720
Series 1993-B, Rev., VRDO, 2.55%, 3/1/2023 (a)	14,940	14,940
Series 1993C, Rev., VRDO, 2.55%, 3/1/2023 (a)	12,840	12,840
Rev., VRDO, 2.60%, 3/1/2023 (a)	575	575
		143,305
Arizona — 0.7%
Arizona Health Facilities Authority Series 2015-XF2050, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.45%, 3/7/2023 (a) (b)	21,000	21,000
Arizona State University Series 2008B, Rev., VRDO, 3.42%, 3/7/2023 (a)	14,310	14,310
RBC Municipal Products, Inc. Trust, Floater Certificates Series E-147, Rev., VRDO, LOC : Royal Bank of Canada, 3.45%, 3/7/2023 (a) (b)	21,000	21,000
Salt River Pima-Maricopa Indian Community, Rev., VRDO, LOC : Bank of America NA, 3.51%, 3/7/2023 (a)	16,205	16,205
		72,515
California — 3.2%
Alameda County Industrial Development Authority, Plyproperties Project Series 1997A, Rev., VRDO, LOC : Wells Fargo Bank NA, 3.48%, 3/7/2023 (a)	2,850	2,850
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued
Bay Area Toll Authority
Series 2019D, Rev., VRDO, LOC : Sumitomo Mitsui Banking Corp., 2.05%, 3/7/2023 (a)	4,500	4,500
Series 2019C, Rev., VRDO, LOC : Bank of America NA, 2.20%, 3/7/2023 (a)	17,160	17,160
Series 2019A, Rev., VRDO, LOC : Bank of America NA, 2.59%, 3/7/2023 (a)	4,600	4,600
California Economic Development Financing Authority, Killion Industries Project, Rev., VRDO, LOC : Union Bank of California, 3.45%, 3/7/2023 (a)	1,210	1,210
City of San Jose, Multi-Family Housing, Almaden Lake Village Apartments Series 1997A, Rev., VRDO, LOC : FNMA, 3.55%, 3/7/2023 (a)	8,500	8,500
Irvine Ranch Water District Series 2009B, VRDO, LOC : Bank of America NA, 1.55%, 3/1/2023 (a)	9,775	9,775
LMA-Americas LLC Series 2002A-5, Rev., VRDO, LIQ : Bank of America NA, 1.53%, 3/1/2023 (a)	1,000	1,000
Los Angeles Department of Water and Power, Power System
Series 2001B, Subseries B-5, Rev., VRDO, LIQ : Barclays Bank plc, 2.15%, 3/7/2023 (a)	15,500	15,500
Series 2001B, Subseries B-7, Rev., VRDO, LIQ : Barclays Bank plc, 2.25%, 3/7/2023 (a)	9,000	9,000
Los Angeles Department of Water and Power, Water System
Series A, Subseries A-2, Rev., VRDO, LIQ : Barclays Bank plc, 1.55%, 3/1/2023 (a)	1,225	1,225
Subseries B-2, Rev., VRDO, LIQ : Barclays Bank plc, 2.15%, 3/7/2023 (a)	9,000	9,000
Regents of the University of California Medical Center Pooled Series 2020-O2, Rev., VRDO, 1.55%, 3/1/2023 (a)	49,600	49,600
San Francisco City and County Airport Commission International Airport Series 2010A, Rev., AMT, VRDO, LOC : Bank of America NA, 2.40%, 3/7/2023 (a)	42,970	42,970
Southern California Public Power Authority, Canyon Power Project Series 2022B, Rev., VRDO, LOC : Sumitomo Mitsui Banking Corp., 2.22%, 3/7/2023 (a)	11,750	11,750
Tender Option Bond Trust Receipts/Certificates
Series 2022-BAML5025, Rev., VRDO, LIQ : Bank of America NA, 2.55%, 3/1/2023 (a) (b)	25,500	25,500
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	53

JPMorgan Tax Free Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
California — continued
Series 2017-XF2429, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.44%, 3/7/2023 (a) (b)	4,000	4,000
Series 2017-XX1045, Rev., VRDO, LIQ : Barclays Bank plc, 3.45%, 3/7/2023 (a) (b)	7,000	7,000
Series 2021-XF2962, Rev., VRDO, LIQ : Barclays Bank plc, 3.45%, 3/7/2023 (a) (b)	940	940
Series 2022-XM0991, Rev., VRDO, LIQ : Barclays Bank plc, 3.45%, 3/7/2023 (a) (b)	28,000	28,000
Series 2022-YX1200, Rev., VRDO, LIQ : Barclays Bank plc, 3.45%, 3/7/2023 (a) (b)	19,870	19,870
Series 2022-ZL0284, Rev., VRDO, LIQ : Royal Bank of Canada, 3.45%, 3/7/2023 (a) (b)	10,000	10,000
University of California
Series 2013AL-3, Rev., VRDO, 1.55%, 3/1/2023 (a)	35,200	35,200
Series 2023BP-1, Rev., VRDO, 1.60%, 3/1/2023 (a)	16,050	16,050
		335,200
Colorado — 1.5%
City of Colorado Springs, Utilities System Improvement Series 2009C, Rev., VRDO, LIQ : Sumitomo Mitsui Banking Corp., 3.40%, 3/7/2023 (a)	24,240	24,240
City of Colorado Springs, Utilities System Improvement, Subordinate Lien Series 2005A, Rev., VRDO, LIQ : Bank of America NA, 3.39%, 3/7/2023 (a)	620	620
Colorado Housing and Finance Authority, Multi-Family, Greentree Village Apartments Project, Rev., VRDO, LOC : US Bank NA, 3.48%, 3/7/2023 (a)	4,250	4,250
Colorado Housing and Finance Authority, Single Family Mortgage Series 2019D, Class I-S, Rev., AMT, VRDO, LIQ : Royal Bank of Canada, 3.55%, 3/7/2023 (a)	44,835	44,835
County of Arapahoe, Multi-Family Rental Housing, Hunter's Run Holdings LP, Rev., VRDO, LOC : FHLMC, 3.47%, 3/7/2023 (a)	12,495	12,495
Tender Option Bond Trust Receipts/Certificates
Series 2022-YX1254, Rev., VRDO, LOC : Barclays Bank plc, 3.46%, 3/7/2023 (a) (b)	3,905	3,905
Series 2016-ZF0467, Rev., VRDO, LOC : Royal Bank of Canada, 3.49%, 3/7/2023 (a) (b)	3,675	3,675
Series 2015-XF0239, Rev., VRDO, LIQ : TD Bank NA, 3.50%, 3/7/2023 (a) (b)	4,000	4,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Colorado — continued
University of Colorado, Hospital Authority
Series 2018 B, Rev., VRDO, LIQ : TD Bank NA, 3.45%, 3/7/2023 (a)	16,260	16,260
Series 2018C, Rev., VRDO, LIQ : TD Bank NA, 3.45%, 3/7/2023 (a)	39,065	39,065
		153,345
Connecticut — 1.3%
Connecticut Housing Finance Authority, Housing Mortgage
Series 2016B-4, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.40%, 3/7/2023 (a)	18,110	18,110
Series A, Subseries A-3, Rev., VRDO, LIQ : TD Bank NA, 3.40%, 3/7/2023 (a)	10,000	10,000
Subseries 2020A-3, Rev., VRDO, LIQ : UBS AG, 3.42%, 3/7/2023 (a)	17,000	17,000
Connecticut State Health and Educational Facilities Authority Series 2017A-1, Rev., VRDO, 2.85%, 3/7/2023 (a)	37,790	37,790
State of Connecticut Series 2013B, GO, 4.00%, 3/1/2023	13,655	13,655
State of Connecticut, Health and Educational Facility Authority, The Hotchkiss School Series 2000A, Rev., VRDO, LIQ : TD Bank NA, 3.30%, 3/7/2023 (a)	23,170	23,170
Tender Option Bond Trust Receipts/Certificates Series 2017-YX1077, Rev., VRDO, LIQ : Barclays Bank plc, 3.45%, 3/7/2023 (a) (b)	10,510	10,510
		130,235
Delaware — 0.0% ^
Delaware State Economic Development Authority, YMCA Delaware Project, Rev., VRDO, LOC : PNC Bank NA, 3.42%, 3/7/2023 (a)	3,375	3,375
District of Columbia — 1.0%
District of Columbia, Medlantic/Helix Issue, Tranche II Series 1998A, Rev., VRDO, LOC : TD Bank NA, 3.45%, 3/7/2023 (a)	19,060	19,060
Metropolitan Washington Airports Authority Aviation
Series 2010D, Rev., VRDO, LOC : TD Bank NA, 3.40%, 3/7/2023 (a)	10,000	10,000
Subseries A-3, Rev., AMT, VRDO, LOC : TD Bank NA, 3.43%, 3/7/2023 (a)	3,200	3,200
RBC Municipal Products, Inc. Trust, Floater Certificates Series E-108, GO, VRDO, LOC : Royal Bank of Canada, 3.45%, 3/7/2023 (a) (b)	50,000	50,000
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan Money Market Funds	February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
District of Columbia — continued
Tender Option Bond Trust Receipts/Certificates
Series 2020-YX1120, Rev., VRDO, LIQ : Barclays Bank plc, 3.44%, 3/7/2023 (a) (b)	8,390	8,390
Series 2019-XF0853, Rev., VRDO, LOC : TD Bank NA, 3.47%, 3/7/2023 (a) (b)	5,970	5,970
Series 2019-XG0267, Rev., VRDO, LOC : Bank of America NA, 3.47%, 3/7/2023 (a) (b)	12,095	12,095
		108,715
Florida — 4.9%
Alachua County Housing Finance Authority, Multi-Family, Santa Fe Apartments Project
Series 2008, Rev., VRDO, LOC : FNMA, 3.42%, 3/7/2023 (a)	1,350	1,350
Rev., VRDO, LOC : Citibank NA, 3.54%, 3/7/2023 (a)	2,730	2,730
Brevard County Housing Finance Authority, Manatee Cove Apartments Project, Rev., VRDO, LOC : Citibank NA, 3.54%, 3/7/2023 (a)	2,500	2,500
City of Jacksonville, Health Care Facilities, Baptist Health
Series 2019B, Rev., VRDO, 3.45%, 3/7/2023 (a)	29,175	29,175
Series 2019C, Rev., VRDO, 3.45%, 3/7/2023 (a)	42,570	42,570
Collier County Industrial Development Authority, Allete Inc., Project, Rev., VRDO, LOC : Wells Fargo Bank NA, 3.48%, 3/7/2023 (a)	12,800	12,800
County of Escambia, Gulf Power Co., Project
Series 2, Rev., VRDO, 2.58%, 3/1/2023 (a)	7,100	7,100
Series R, Rev., VRDO, 2.75%, 3/1/2023 (a)	9,300	9,300
County of Martin, Florida Power and Light Co. Project, Rev., VRDO, 3.50%, 3/7/2023 (a)	43,900	43,900
County of Miami-Dade, Juvenile Courthouse Series B, Rev., VRDO, AMBAC, LOC : TD Bank NA, 3.45%, 3/7/2023 (a)	9,600	9,600
County of St. Lucie, Power and Light Co. Project
Rev., VRDO, 2.70%, 3/1/2023 (a)	9,000	9,000
Rev., VRDO, 2.75%, 3/1/2023 (a)	41,000	41,000
Florida Housing Finance Agency, Sun Pointe Cove Apartments Series 85XX, Rev., VRDO, FNMA, LIQ : FNMA, 3.99%, 3/7/2023 (a)	8,500	8,500
Florida Housing Finance Corp., Multi-Family Mortgage, Kings Terrace LLC Series 2013B, Rev., VRDO, LIQ : FHLMC, 3.44%, 3/7/2023 (a)	12,000	12,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Florida — continued
Highlands County Health Facilities Authority, Adventist Health System
Series 2012I, Rev., VRDO, 3.40%, 3/7/2023 (a)	11,645	11,645
Series 2012I-2, Rev., VRDO, 3.40%, 3/7/2023 (a)	49,100	49,100
Series 2007A, Rev., VRDO, 3.44%, 3/7/2023 (a)	11,450	11,450
Series 2012I-4, Rev., VRDO, 3.44%, 3/7/2023 (a)	22,650	22,650
Hillsborough County Industrial Development Authority, Baycare Health System
Series 2020B, Rev., VRDO, LOC : TD Bank NA, 2.50%, 3/1/2023 (a)	4,500	4,500
Series 2020D, Rev., VRDO, LOC : TD Bank NA, 2.65%, 3/1/2023 (a)	5,170	5,170
Series 2020C, Rev., VRDO, LOC : TD Bank NA, 3.45%, 3/7/2023 (a)	33,515	33,515
Hillsborough County, Housing Finance Authority, Multi-Family Housing, Brandywine Apartments, Rev., VRDO, LOC : Citibank NA, 3.54%, 3/7/2023 (a)	5,480	5,480
JEA Water and Sewer System
Series 2008A-1, Rev., VRDO, LIQ : US Bank NA, 2.62%, 3/1/2023 (a)	13,985	13,985
Series 2008A-2, Rev., VRDO, LOC : Sumitomo Mitsui Banking Corp., 3.48%, 3/7/2023 (a)	18,350	18,350
Orlando Utilities Commission, Utility System Series 2015B, Rev., VRDO, LIQ : TD Bank NA, 3.15%, 3/7/2023 (a)	54,795	54,795
Pinellas County Housing Finance Authority, Booker Creek Apartments, Rev., VRDO, LOC : FHLMC, 3.42%, 3/7/2023 (a)	3,970	3,970
Sumter County Industrial Development Authority, Solid Waste Disposal, American Cement Co., LLC Project Series A, Rev., VRDO, LOC : Bank of America NA, 3.54%, 3/7/2023 (a)	6,350	6,350
Tender Option Bond Trust Receipts/Certificates
Series 2021-XG0345, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.45%, 3/7/2023 (a) (b)	1,775	1,775
Series 2022-XX1279, Rev., VRDO, LIQ : Barclays Bank plc, 3.46%, 3/7/2023 (a) (b)	8,845	8,845
Series 2019-XG0252, Rev., VRDO, AMBAC, LOC : Bank of America NA, 3.47%, 3/7/2023 (a) (b)	9,600	9,600
Series 2022-YX1182, Rev., VRDO, LIQ : Barclays Bank plc, 3.47%, 3/7/2023 (a) (b)	22,105	22,105
		514,810
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	55

JPMorgan Tax Free Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Georgia — 0.5%
Cobb County Hospital Authority, Rev., VRDO, LOC : Royal Bank of Canada, 3.42%, 3/7/2023 (a)	19,100	19,100
Development Authority of Monroe County (The), Florida Power and Light Co. Project
Rev., AMT, VRDO, 2.85%, 3/1/2023 (a)	14,580	14,580
Rev., AMT, VRDO, 2.85%, 3/1/2023 (a)	11,125	11,125
Development Authority of Monroe County (The), Gulf Power Co. Project, Rev., AMT, VRDO, 2.85%, 3/1/2023 (a)	8,675	8,675
Griffin-Spalding County Development Authority, Industrial Development, Norcom, Inc. Project, Rev., VRDO, LOC : Bank of America NA, 3.54%, 3/7/2023 (a)	530	530
		54,010
Hawaii — 0.1%
RBC Municipal Products, Inc. Trust, Floater Certificates Series G-13, GO, VRDO, LOC : Royal Bank of Canada, 3.45%, 3/7/2023 (a) (b)	9,100	9,100
Idaho — 0.2%
Idaho Health Facilities Authority, St. Luke's Health System Project Series 2018C, Rev., VRDO, LOC : US Bank NA, 2.62%, 3/1/2023 (a)	10,360	10,360
Idaho Housing and Finance Association, Single Family Mortgage Series 2016A-3, Class I, Rev., AMT, VRDO, LIQ : FHLB, 3.35%, 3/7/2023 (a)	7,980	7,980
		18,340
Illinois — 3.3%
County of Kane, Glenwood School for Boys, Rev., VRDO, LOC : Northern Trust Co. (The), 3.50%, 3/7/2023 (a)	3,450	3,450
County of Lake, A L Hansen Manufacturing Co. Project, Rev., VRDO, LOC : BMO Harris Bank NA, 3.48%, 3/7/2023 (a)	395	395
County of Lake, Multi-Family Housing, Whispering Oaks Apartments Project, Rev., VRDO, LIQ : FHLMC, 3.40%, 3/7/2023 (a)	21,500	21,500
County of Will, ExxonMobil Project, Rev., VRDO, 2.65%, 3/1/2023 (a)	2,140	2,140
Illinois Development Finance Authority, Wheaton Academy, Rev., VRDO, LOC : BMO Harris Bank NA, 3.50%, 3/7/2023 (a)	6,500	6,500
Illinois Educational Facilities Authority, University of Chicago
Series 2009D-2, Rev., VRDO, LOC : PNC Bank NA, 2.65%, 3/1/2023 (a)	3,000	3,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — continued
Series 2003B, Rev., VRDO, 3.42%, 3/7/2023 (a)	2,250	2,250
Illinois Finance Authority, American Youth Hostels Project, Rev., VRDO, LOC : BMO Harris Bank NA, 3.42%, 3/7/2023 (a)	2,620	2,620
Illinois Finance Authority, Carle Foundation
Series D, Rev., VRDO, LIQ : Northern Trust Co. (The), 3.15%, 3/7/2023 (a)	30,000	30,000
Series C, Rev., VRDO, LOC : Barclays Bank plc, 3.33%, 3/7/2023 (a)	25,900	25,900
Illinois Finance Authority, Hospital Sisters Services, Inc., Obligated Group Series 2012G, Rev., VRDO, LOC : Bank of Montreal, 3.42%, 3/7/2023 (a)	16,235	16,235
Illinois Finance Authority, Northwestern Memorial Healthcare Series 2021D, Rev., VRDO, 3.43%, 3/7/2023 (a)	33,100	33,100
Illinois Finance Authority, Northwestern University
Series 2008-B, Rev., VRDO, 3.40%, 3/7/2023 (a)	15,540	15,540
Series C, Rev., VRDO, 3.47%, 3/7/2023 (a)	145	145
Illinois Finance Authority, The University of Chicago Medical Center
Rev., VRDO, LOC : Sumitomo Mitsui Banking Corp., 3.40%, 3/7/2023 (a)	30,760	30,760
Series 2009E-1, Rev., VRDO, LOC : Sumitomo Mitsui Banking Corp., 3.43%, 3/7/2023 (a)	33,950	33,950
Illinois Finance Authority, The Wbez Alliance, Inc., Project, Rev., VRDO, LOC : BMO Harris Bank NA, 3.40%, 3/7/2023 (a)	2,825	2,825
Illinois Finance Authority, University of Chicago
Rev., VRDO, 3.12%, 3/7/2023 (a)	17,855	17,855
Series 2004C, Rev., VRDO, 3.42%, 3/7/2023 (a)	12,010	12,010
Illinois Housing Development Authority
Rev., VRDO, LOC : BMO Harris Bank NA, 3.42%, 3/7/2023 (a)	2,000	2,000
Series 2019B, Rev., VRDO, LIQ : FHLB, 3.50%, 3/7/2023 (a)	500	500
Illinois Housing Development Authority, Homeowner Mortgage Series C-3, Rev., AMT, VRDO, LIQ : FHLB, 3.50%, 3/7/2023 (a)	4,200	4,200
Tender Option Bond Trust Receipts/Certificates
Series 2015-XF1009, Rev., VRDO, AGM, LOC : Barclays Bank plc, 3.46%, 3/7/2023 (a) (b)	10,000	10,000
Series 2020-XL0145, Rev., VRDO, LOC : Barclays Bank plc, 3.46%, 3/7/2023 (a) (b)	2,700	2,700
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan Money Market Funds	February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Illinois — continued
Series 2022-XF3042, GO, VRDO, LIQ : Barclays Bank plc, 3.46%, 3/7/2023 (a) (b)	21,150	21,150
Series 2022-XF3045, GO, VRDO, LOC : Barclays Bank plc, 3.46%, 3/7/2023 (a) (b)	35,075	35,075
Series 2022-XM1048, GO, VRDO, LOC : Bank of America NA, 3.47%, 3/7/2023 (a) (b)	11,240	11,240
		347,040
Indiana — 1.6%
Gary Chicago International Airport Authority, Special Purpose Facilities, Jet Center Project, Rev., VRDO, LOC : BMO Harris Bank NA, 3.48%, 3/7/2023 (a)	2,300	2,300
Indiana Finance Authority, Ascension Health SR. Credit Group Series 2008E-5, Rev., VRDO, 3.45%, 3/7/2023 (a)	23,425	23,425
Indiana Finance Authority, Duke Energy Indiana, Inc., Project Series 2009A-5, Rev., VRDO, LOC : Sumitomo Mitsui Banking Corp., 2.65%, 3/1/2023 (a)	2,885	2,885
Indiana Finance Authority, Parkview Health System, Inc.
Series 2009B, Rev., VRDO, LOC : Wells Fargo Bank NA, 2.65%, 3/1/2023 (a)	12,810	12,810
Series 2009-C, Rev., VRDO, LOC : Sumitomo Mitsui Banking Corp., 3.50%, 3/7/2023 (a)	1,875	1,875
Indiana Finance Authority, Sister's St. Francis Series 2008-I, Rev., VRDO, LOC : Barclays Bank plc, 2.60%, 3/1/2023 (a)	10,700	10,700
Indiana Finance Authority, Trinity Health Corporation Series 2008D-1, Rev., VRDO, 3.20%, 3/7/2023 (a)	58,215	58,215
Indiana Health Facility Financing Authority, Ascension Health Group
Series 2003E-6, Rev., VRDO, 3.45%, 3/7/2023 (a)	18,180	18,180
Series 2005A-2, Rev., VRDO, 3.45%, 3/7/2023 (a)	6,225	6,225
Indiana Housing and Community Development Authority
Series 2017B-3, Rev., VRDO, LIQ : TD Bank NA, 2.50%, 3/1/2023 (a)	10,250	10,250
Series 2017C-3, Rev., VRDO, LIQ : TD Bank NA, 2.50%, 3/1/2023 (a)	7,630	7,630
Tender Option Bond Trust Receipts/Certificates Series 2022-XX1220, Rev., VRDO, LIQ : Barclays Bank plc, 3.46%, 3/7/2023 (a) (b)	9,750	9,750
		164,245
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Iowa — 4.7%
County of Louisa, Pollution Control, Midwest Power System, Inc., Rev., VRDO, 3.45%, 3/7/2023 (a)	34,700	34,700
Iowa Finance Authority Series 2016B, Rev., AMT, VRDO, GNMA / FNMA / FHLMC, LIQ : FHLB, 3.42%, 3/7/2023 (a)	20,000	20,000
Iowa Finance Authority, CJ Bio America, Inc., Project, Rev., VRDO, LOC : Korea Development Bank, 3.49%, 3/7/2023 (a) (b)	152,800	152,800
Iowa Finance Authority, Holy Family Catholic Schools, Rev., VRDO, LOC : US Bank NA, 2.47%, 3/1/2023 (a)	1,945	1,945
Iowa Finance Authority, Midwestern Disaster Area, Archer-Daniels-Midland Co. Project
Rev., VRDO, 3.50%, 3/7/2023 (a)	80,395	80,395
Rev., VRDO, 3.52%, 3/7/2023 (a)	41,820	41,820
Iowa Finance Authority, Midwestern Disaster Area, Cargill, Inc. Project Series 2011A, Rev., VRDO, 3.45%, 3/7/2023 (a)	29,100	29,100
Iowa Finance Authority, Multi-Family Housing
Series A, Rev., AMT, VRDO, LIQ : Wells Fargo Bank NA, 3.45%, 3/7/2023 (a)	11,030	11,030
Series B, Rev., AMT, VRDO, LIQ : Wells Fargo Bank NA, 3.45%, 3/7/2023 (a)	7,875	7,875
Iowa Finance Authority, Single Family Mortgage Series 2022B, Rev., VRDO, GNMA / FNMA / FHLMC, LIQ : Royal Bank of Canada, 3.42%, 3/7/2023 (a)	10,000	10,000
Iowa Finance Authority, Single Family Mortgage-Backed Securities Program
Series 2015B, Rev., VRDO, GNMA / FNMA / FHLMC, LIQ : FHLB, 3.38%, 3/7/2023 (a)	16,555	16,555
Series 2018B, Rev., VRDO, GNMA / FNMA / FHLMC, LIQ : TD Bank NA, 3.40%, 3/7/2023 (a)	19,750	19,750
Series 2019E, Rev., VRDO, GNMA / FNMA / FHLMC, LIQ : TD Bank NA, 3.40%, 3/7/2023 (a)	7,760	7,760
Series 2020B, Rev., VRDO, GNMA / FNMA / FHLMC, LIQ : TD Bank NA, 3.40%, 3/7/2023 (a)	15,500	15,500
Series 2020E, Rev., VRDO, GNMA / FNMA / FHLMC, LIQ : TD Bank NA, 3.40%, 3/7/2023 (a)	4,100	4,100
Iowa Finance Authority, Solid Waste Facilities, Midamerican Energy Co. Project, Rev., AMT, VRDO, 3.70%, 3/7/2023 (a)	18,650	18,650
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	57

JPMorgan Tax Free Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Iowa — continued
Iowa Finance Authority, Trinity Health Corp. Series 2000D, Rev., VRDO, 3.39%, 3/7/2023 (a)	230	230
Iowa Finance Authority, Unitypoint Health Series 2013B-2, Rev., VRDO, LOC : TD Bank NA, 2.50%, 3/1/2023 (a)	2,665	2,665
Tender Option Bond Trust Receipts/Certificates Series 2022-YX1196, Rev., VRDO, FNMA COLL, LIQ : Barclays Bank plc, 3.45%, 3/7/2023 (a) (b)	15,000	15,000
		489,875
Kansas — 0.2%
Kansas Development Finance Authority, Health System Series 2011J, Rev., VRDO, LOC : US Bank NA, 2.47%, 3/1/2023 (a)	6,060	6,060
RBC Municipal Products, Inc. Trust, Floater Certificates Series G-23, GO, VRDO, LOC : Royal Bank of Canada, 3.25%, 3/7/2023 (a) (b)	12,500	12,500
		18,560
Kentucky — 1.0%
City of Berea, Berea College Project Series 2003B, Rev., VRDO, 2.70%, 3/1/2023 (a)	1,000	1,000
County of Daviess, Scott Paper Co., Project Series 1993-A, Rev., VRDO, 3.70%, 3/1/2023 (a)	23,900	23,900
Kentucky Economic Development Finance Authority Series 2009B, Rev., VRDO, LOC : TD Bank NA, 3.45%, 3/7/2023 (a)	8,020	8,020
Louisville Regional Airport Authority Series 1999B, Rev., VRDO, 2.70%, 3/1/2023 (a)	10,200	10,200
Louisville Regional Airport Authority, UPS Worldwide Forwarding, Inc.
Series 1999C, Rev., VRDO, 2.70%, 3/1/2023 (a)	32,500	32,500
Series 1999A, Rev., VRDO, 2.80%, 3/1/2023 (a)	28,500	28,500
		104,120
Louisiana — 0.7%
East Baton Rouge Parish Industrial Development Board, Inc., ExxonMobil Project, Gulf Opportunity Zone Series 2010B, Rev., VRDO, 2.60%, 3/1/2023 (a)	39,700	39,700
Louisiana Public Facilities Authority, Coca-Cola Bottling Company Project, Rev., VRDO, LOC : US Bank NA, 3.48%, 3/2/2023 (a)	18,910	18,910
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Louisiana — continued
Parish of St. Bernard, Mobil Oil Corp., Rev., VRDO, 2.65%, 3/1/2023 (a)	15,500	15,500
Tender Option Bond Trust Receipts/Certificates Series 2019-XM0738, Rev., VRDO, 3.46%, 3/2/2023 (a) (b)	2,060	2,060
		76,170
Maryland — 2.0%
Maryland Community Development Administration Series 2006J, Rev., AMT, VRDO, LIQ : Wells Fargo Bank NA, 3.48%, 3/7/2023 (a)	23,800	23,800
Maryland Community Development Administration, Multi-Family, Shakespeare Park Apartments Series 2008B, Rev., VRDO, LIQ : FHLMC, 3.45%, 3/7/2023 (a)	7,200	7,200
Maryland Economic Development Corp., Howard Hughes Medical Institute Series 2008A, Rev., VRDO, 3.40%, 3/7/2023 (a)	49,965	49,965
Maryland Health and Higher Educational Facilities Authority, Johns Hopkins University Series 2005A, Rev., VRDO, 3.12%, 3/7/2023 (a)	25,210	25,210
Maryland Health and Higher Educational Facilities Authority, Pooled Loan Program
Series 1985A, Rev., VRDO, LOC : TD Bank NA, 3.13%, 3/7/2023 (a)	41,500	41,500
Series B, Rev., VRDO, LOC : TD Bank NA, 3.45%, 3/7/2023 (a)	9,550	9,550
Maryland Stadium Authority, Sports Facilities, Football Stadium, Rev., VRDO, LIQ : Sumitomo Mitsui Banking Corp., 3.13%, 3/7/2023 (a)	13,095	13,095
Maryland State Transportation Authority Passenger Facility Charge Series 2012C, Rev., AMT, VRDO, LOC : Wells Fargo Bank NA, 3.47%, 3/7/2023 (a)	2,200	2,200
Montgomery County Housing Opportunities Commission, Single Family Mortgage Series 2018B, Rev., AMT, VRDO, LOC : PNC Bank NA, 3.47%, 3/7/2023 (a)	7,600	7,600
RBC Municipal Products, Inc. Trust, Floater Certificates Series 2018G-42, Rev., VRDO, LOC : Royal Bank of Canada, 3.62%, 7/3/2023 (a) (b)	2,700	2,700
Tender Option Bond Trust Receipts/Certificates
Series 2018-XF2581, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.45%, 3/7/2023 (a) (b)	19,460	19,460
Series 2023-ZF3082, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.45%, 3/7/2023 (a) (b)	3,750	3,750
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan Money Market Funds	February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Maryland — continued
Series 2018-XG0177, Rev., VRDO, LOC : Barclays Bank plc, 3.46%, 3/7/2023 (a) (b)	3,750	3,750
Series 2018-XF0605, Rev., VRDO, LIQ : Bank of America NA, 3.47%, 3/7/2023 (a) (b)	3,300	3,300
		213,080
Massachusetts — 1.5%
Massachusetts Development Finance Agency, Boston University Series 2008-U6E-R, Rev., VRDO, LOC : TD Bank NA, 2.40%, 3/1/2023 (a)	800	800
Massachusetts Development Finance Agency, Partners Healthcare System Series 2011K-2, Rev., VRDO, LOC : Sumitomo Mitsui Banking Corp., 3.32%, 3/7/2023 (a)	48,800	48,800
Massachusetts Health and Educational Facilities Authority, Baystate Medical Centre Series 2009K-1, Rev., VRDO, LOC : TD Bank NA, 2.40%, 3/1/2023 (a)	5,250	5,250
Massachusetts Health and Educational Facilities Authority, Capital Asset Program
Series M-2, Rev., VRDO, LOC : Bank of America NA, 3.48%, 3/7/2023 (a)	550	550
Series 2004M-4A, Rev., VRDO, LOC : Bank of America NA, 3.52%, 3/7/2023 (a)	760	760
Massachusetts Housing Finance Agency, Single Family Housing
Series 196, Rev., VRDO, LIQ : UBS AG, 3.39%, 3/7/2023 (a)	11,800	11,800
Series 208, Rev., VRDO, LIQ : Royal Bank of Canada, 3.42%, 3/7/2023 (a)	3,400	3,400
Massachusetts Transportation Trust Fund Metropolitan Highway System
Series 2022A-1, Rev., VRDO, LIQ : TD Bank NA, 3.41%, 3/7/2023 (a)	30,500	30,500
Series 2022A-1, Rev., VRDO, LIQ : US Bank NA, 3.43%, 3/7/2023 (a)	10,500	10,500
Series 2022A-3, Rev., VRDO, LIQ : US Bank NA, 3.48%, 3/7/2023 (a)	12,450	12,450
RBC Municipal Products, Inc. Trust, Floater Certificates
Series E-144, GO, RAN, VRDO, LOC : Royal Bank of Canada, 3.45%, 3/2/2023 (a) (b)	18,800	18,800
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Massachusetts — continued
Series E-148, GO, VRDO, LOC : Royal Bank of Canada, 3.45%, 3/7/2023 (a) (b)	10,000	10,000
Tender Option Bond Trust Receipts/Certificates Series 2018-XF2692, Rev., VRDO, 3.43%, 3/7/2023 (a) (b)	4,190	4,190
		157,800
Michigan — 1.9%
Grand Traverse County Hospital Finance Authority, Munson Healthcare Obligated Group Series 2019C, Rev., VRDO, LOC : PNC Bank NA, 2.60%, 3/1/2023 (a)	1,500	1,500
Michigan State Housing Development Authority, Rental Housing
Series 2022B, Rev., VRDO, LOC : Bank of America NA, 3.42%, 3/7/2023 (a)	10,000	10,000
Series 2016D, Rev., AMT, VRDO, LOC : Bank of America NA, 3.47%, 3/7/2023 (a)	5,750	5,750
Series 2016E, Rev., AMT, VRDO, LIQ : UBS AG, 3.47%, 3/7/2023 (a)	4,150	4,150
Series 2018C, Rev., AMT, VRDO, LOC : Bank of America NA, 3.47%, 3/7/2023 (a)	15,890	15,890
Series 2016C, Rev., AMT, VRDO, LIQ : TD Bank NA, 3.50%, 3/7/2023 (a)	34,935	34,935
Michigan State Housing Development Authority, Single Family Mortgage
Series 2008A, Rev., AMT, VRDO, LOC : Barclays Bank plc, 3.40%, 3/7/2023 (a)	10,600	10,600
Series D, Rev., VRDO, LIQ : TD Bank NA, 3.45%, 3/7/2023 (a)	9,025	9,025
Series 2006C, Rev., VRDO, LIQ : US Bank NA, 3.48%, 3/7/2023 (a)	22,695	22,695
Series 2007E, Rev., AMT, VRDO, LIQ : Royal Bank of Canada, 3.53%, 3/7/2023 (a)	18,010	18,010
Rib Floater Trust Various States Series 46, Rev., VRDO, LOC : Barclays Bank plc, 3.46%, 3/7/2023 (a) (b)	42,950	42,950
Tender Option Bond Trust Receipts/Certificates Series 2018-XG0186, Rev., VRDO, LIQ : Bank of America NA, 3.45%, 3/7/2023 (a) (b)	21,540	21,540
University of Michigan Series 2012B, Rev., VRDO, 2.59%, 3/1/2023 (a)	10	10
		197,055
Minnesota — 1.1%
City of Minneapolis, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.45%, 3/7/2023 (a)	2,305	2,305
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	59

JPMorgan Tax Free Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Minnesota — continued
City of Oakdale, Housing Cottage Homesteads, Rev., VRDO, LOC : FHLMC, 3.45%, 3/7/2023 (a)	4,785	4,785
City of Rochester, Health Care Facilities, Mayo Clinic
Rev., VRDO, 3.46%, 3/7/2023 (a)	1,300	1,300
Series 2008A, Rev., VRDO, 3.50%, 3/7/2023 (a)	16,625	16,625
Minnesota Higher Education Facilities Authority, Concordia University, St. Paul Series 6Q, Rev., VRDO, LOC : US Bank NA, 2.64%, 3/1/2023 (a)	5,420	5,420
Minnesota Housing Finance Agency, Residential Housing Finance
Series 2015G, Rev., AMT, VRDO, GNMA / FNMA / FHLMC, LIQ : Royal Bank of Canada, 3.42%, 3/7/2023 (a)	3,535	3,535
Series 2017F, Rev., AMT, VRDO, GNMA / FNMA / FHLMC, LIQ : Royal Bank of Canada, 3.42%, 3/7/2023 (a)	25,930	25,930
Series 2019D, Rev., VRDO, GNMA / FNMA / FHLMC, LIQ : Royal Bank of Canada, 3.42%, 3/7/2023 (a)	22,000	22,000
Series 2015D, Rev., AMT, VRDO, GNMA / FNMA / FHLMC, LIQ : Royal Bank of Canada, 3.45%, 3/7/2023 (a)	3,760	3,760
Series 2016F, Rev., AMT, VRDO, GNMA / FNMA / FHLMC COLL, LIQ : FHLB, 3.45%, 3/7/2023 (a)	29,035	29,035
Series 2017C, Rev., AMT, VRDO, GNMA / FNMA / FHLMC COLL, LIQ : FHLB, 3.45%, 3/7/2023 (a)	3,800	3,800
		118,495
Mississippi — 2.8%
County of Jackson, Pollution Control, Chevron USA, Inc., Project Series 1993, Rev., VRDO, 2.55%, 3/1/2023 (a)	3,400	3,400
County of Jackson, Port Facility, Chevron USA, Inc., Project, Rev., VRDO, 2.55%, 3/1/2023 (a)	8,110	8,110
Mississippi Business Finance Corp., Chevron USA, Inc. Project Series 2007D, Rev., VRDO, 2.60%, 3/1/2023 (a)	5,000	5,000
Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc., Project
Series 2007B, Rev., VRDO, 2.55%, 3/1/2023 (a)	3,200	3,200
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Mississippi — continued
Series 2007C, Rev., VRDO, 2.55%, 3/1/2023 (a)	3,930	3,930
Series 2007E, Rev., VRDO, 2.55%, 3/1/2023 (a)	10,160	10,160
Series 2009A, Rev., VRDO, 2.55%, 3/1/2023 (a)	8,415	8,415
Series 2009B, Rev., VRDO, 2.55%, 3/1/2023 (a)	2,730	2,730
Series 2009E, Rev., VRDO, 2.55%, 3/1/2023 (a)	5,075	5,075
Series 2009F, Rev., VRDO, 2.55%, 3/1/2023 (a)	4,120	4,120
Series 2009G, Rev., VRDO, 2.55%, 3/1/2023 (a)	2,500	2,500
Series 2010H, Rev., VRDO, 2.55%, 3/1/2023 (a)	14,155	14,155
Series 2010I, Rev., VRDO, 2.55%, 3/1/2023 (a)	5,555	5,555
Series 2010K, Rev., VRDO, 2.55%, 3/1/2023 (a)	11,375	11,375
Series 2010L, Rev., VRDO, 2.55%, 3/1/2023 (a)	10,860	10,860
Series 2011A, Rev., VRDO, 2.55%, 3/1/2023 (a)	8,555	8,555
Series 2011B, Rev., VRDO, 2.55%, 3/1/2023 (a)	5,740	5,740
Series 2011C, Rev., VRDO, 2.55%, 3/1/2023 (a)	9,365	9,365
Series 2011D, Rev., VRDO, 2.55%, 3/1/2023 (a)	3,175	3,175
Series 2007A, Rev., VRDO, 2.60%, 3/1/2023 (a)	200	200
Series 2009D, Rev., VRDO, 2.60%, 3/1/2023 (a)	400	400
Series 2010J, Rev., VRDO, 2.60%, 3/1/2023 (a)	11,205	11,205
Series 2011F, Rev., VRDO, 2.60%, 3/1/2023 (a)	7,465	7,465
Series 2010C, Rev., VRDO, 3.34%, 3/7/2023 (a)	21,015	21,015
Series 2010D, Rev., VRDO, 3.34%, 3/7/2023 (a)	650	650
Series 2010E, Rev., VRDO, 3.34%, 3/7/2023 (a)	2,000	2,000
Series 2010A, Rev., VRDO, 3.35%, 3/7/2023 (a)	79,435	79,435
Series 2010F, Rev., VRDO, 3.35%, 3/7/2023 (a)	24,115	24,115
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan Money Market Funds	February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Mississippi — continued
Series B, Rev., VRDO, 3.35%, 3/7/2023 (a)	15,255	15,255
Mississippi Development Bank, Jackson County Industrial Water System Project, Rev., VRDO, 2.55%, 3/1/2023 (a)	6,220	6,220
		293,380
Missouri — 1.9%
Health and Educational Facilities Authority of the State of Missouri Series 2003B, Rev., VRDO, LIQ : US Bank NA, 2.62%, 3/1/2023 (a)	300	300
Health and Educational Facilities Authority of the State of Missouri, BJC Health System
Series C, Rev., VRDO, LIQ : BJC Health System, 3.40%, 3/7/2023 (a)	34,875	34,875
Series 2008A, Rev., VRDO, LIQ : US Bank NA, 3.42%, 3/7/2023 (a)	30,680	30,680
Health and Educational Facilities Authority of the State of Missouri, Ranken Technical College Series 2011-B, Rev., VRDO, LOC : Northern Trust Co. (The), 2.45%, 3/1/2023 (a)	400	400
Health and Educational Facilities Authority of the State of Missouri, SSM Healthcare Series F, Rev., VRDO, 2.60%, 3/1/2023 (a)	205	205
Health and Educational Facilities Authority of the State of Missouri, St. Louis University Series 2008B, Rev., VRDO, LOC : Wells Fargo Bank NA, 2.60%, 3/1/2023 (a)	4,500	4,500
Industrial Development Authority of the City of St. Louis Missouri (The), Parkview Health System Obligated Group, Rev., VRDO, LOC : FHLMC, 3.42%, 3/7/2023 (a)	1,550	1,550
Missouri Development Finance Board, Cultural Facilities, Kauffman Center for The Performing Arts Project Series 2007A, Rev., VRDO, LIQ : PNC Bank NA, 2.69%, 3/1/2023 (a)	22,100	22,100
Missouri Development Finance Board, The Nelson Gallery Foundation Series 2008A, Rev., VRDO, LIQ : US Bank NA, 2.62%, 3/1/2023 (a)	24,085	24,085
RBC Municipal Products, Inc. Trust, Floater Certificates
Series C-16, Rev., VRDO, LOC : Royal Bank of Canada, 3.44%, 3/7/2023 (a) (b)	43,250	43,250
Series C17, Rev., VRDO, 3.46%, 3/7/2023 (a) (b)	14,000	14,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Missouri — continued
Tender Option Bond Trust Receipts/Certificates
Series 2022-XG0382, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.45%, 3/7/2023 (a) (b)	10,640	10,640
Series 2022-YX1193, Rev., VRDO, LOC : Barclays Bank plc, 3.46%, 3/7/2023 (a) (b)	6,605	6,605
		193,190
Nebraska — 0.3%
County of Washington, Cargill, Inc., Recovery Zone Facility Project Series 2010B, Rev., VRDO, 3.45%, 3/7/2023 (a)	9,800	9,800
Douglas County Hospital Authority No. 2, Health Facilities Series 2008-A, Rev., VRDO, LOC : US Bank NA, 2.47%, 3/1/2023 (a)	200	200
Tender Option Bond Trust Receipts/Certificates
Series 2022-XX1253, Rev., VRDO, LIQ : Barclays Bank plc, 3.45%, 3/7/2023 (a) (b)	4,670	4,670
Series 2023-XL0415, Rev., VRDO, LIQ : Barclays Bank plc, 3.45%, 3/7/2023 (a) (b)	9,180	9,180
Series 2018-XF2558, Rev., VRDO, 3.47%, 3/7/2023 (a) (b)	8,000	8,000
Series 2021-XL0174, Rev., VRDO, LIQ : Bank of America NA, 3.47%, 3/7/2023 (a) (b)	4,165	4,165
		36,015
Nevada — 0.2%
County of Clark, Industrial Development, Southwest Gas Corp., Project Series 2008A, Rev., AMT, VRDO, LOC : MUFG Union Bank NA, 3.50%, 3/7/2023 (a)	16,425	16,425
RBC Municipal Products, Inc. Trust, Floater Certificates Series 2019-G98, GO, VRDO, LOC : Royal Bank of Canada, 3.45%, 3/7/2023 (a) (b)	2,500	2,500
Tender Option Bond Trust Receipts/Certificates Series 2020-XM0866, Rev., VRDO, 3.46%, 3/7/2023 (a) (b)	5,000	5,000
		23,925
New Hampshire — 0.2%
Tender Option Bond Trust Receipts/Certificates Series 2022-YX1190, Rev., VRDO, LIQ : Barclays Bank plc, 3.45%, 3/7/2023 (a) (b)	21,715	21,715
New Jersey — 0.6%
Rib Floater Trust Various States
Series 43, Rev., VRDO, LIQ : Barclays Bank plc, 2.61%, 3/1/2023 (a) (b)	2,660	2,660
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	61

JPMorgan Tax Free Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New Jersey — continued
Series 20, Rev., VRDO, LIQ : Barclays Bank plc, 3.47%, 3/7/2023 (a) (b)	41,360	41,360
Tender Option Bond Trust Receipts/Certificates
Series 2018-XX1093, Rev., VRDO, LOC : Barclays Bank plc, 3.46%, 3/7/2023 (a) (b)	9,300	9,300
Series 2022-YX1256, Rev., VRDO, LOC : Barclays Bank plc, 3.46%, 3/7/2023 (a) (b)	6,060	6,060
		59,380
New Mexico — 0.2%
New Mexico Mortgage Finance Authority, Multi-Family Housing Series 2008B, Rev., VRDO, LOC : FHLMC, 3.42%, 3/7/2023 (a)	2,675	2,675
University of New Mexico (The), Subordinate Lien System
Rev., VRDO, LIQ : US Bank NA, 3.58%, 3/7/2023 (a)	2,465	2,465
Series 2002C, Rev., VRDO, LIQ : US Bank NA, 3.58%, 3/7/2023 (a)	12,230	12,230
		17,370
New York — 6.5%
City of Kingston Series 2022B, GO, BAN, 2.50%, 8/17/2023	23,385	23,385
City of New York, Fiscal Year 2006 Subseries I-4, GO, VRDO, LOC : TD Bank NA, 2.45%, 3/1/2023 (a)	10,795	10,795
City of New York, Fiscal Year 2013
Series 2013A-3, GO, VRDO, LOC : Mizuho Bank Ltd., 2.47%, 3/1/2023 (a)	9,780	9,780
Subseries A-2, GO, VRDO, LOC : Mizuho Bank Ltd., 2.47%, 3/1/2023 (a)	7,050	7,050
Series 2013F3, GO, VRDO, LIQ : Bank of America NA, 2.60%, 3/1/2023 (a)	3,000	3,000
City of New York, Fiscal Year 2017
Subseries A-7, GO, VRDO, LOC : Bank of the West, 2.48%, 3/1/2023 (a)	6,295	6,295
Series 2017A, Subseries A-4, GO, VRDO, LOC : Citibank NA, 3.41%, 3/7/2023 (a)	24,605	24,605
City of New York, Fiscal Year 2018
Series 2018E, GO, VRDO, LOC : TD Bank NA, 2.45%, 3/1/2023 (a)	17,585	17,585
Series B, Subseries B-5, GO, VRDO, LIQ : Barclays Bank plc, 2.60%, 3/1/2023 (a)	11,235	11,235
City of New York, Fiscal Year 2022 Subseries D-4, GO, VRDO, LIQ : State Street Bank & Trust Co., 2.55%, 3/1/2023 (a)	5,000	5,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued
City of New York, Fiscal Year 2023
Series 2023A, Subseries A-3, GO, VRDO, LIQ : Bank of Montreal, 2.45%, 3/1/2023 (a)	6,470	6,470
Series 2023A, Subseries A-4, GO, VRDO, LIQ : TD Bank NA, 2.45%, 3/1/2023 (a)	42,525	42,525
Metropolitan Transportation Authority
Series 2012G-1, Rev., VRDO, LOC : Barclays Bank plc, 2.60%, 3/1/2023 (a)	4,210	4,210
Series 2005-E1, Rev., VRDO, LOC : Barclays Bank plc, 3.35%, 3/7/2023 (a)	2,000	2,000
Subseries 2012G-2, Rev., VRDO, LOC : TD Bank NA, 3.40%, 3/7/2023 (a)	31,610	31,610
Minisink Valley Central School District Series 2022A, GO, BAN, 3.00%, 6/23/2023	28,103	28,201
New York City Housing Development Corp., Multi-Family Mortgage, 89 Murray Street Series 2005A, Rev., VRDO, LOC : FNMA, 3.14%, 3/7/2023 (a)	2,600	2,600
New York City Municipal Water Finance Authority, Second General Resolution
Series 2010CC, Rev., VRDO, LIQ : State Street Bank & Trust Co., 2.45%, 3/1/2023 (a)	43,760	43,760
Series DD-1, Rev., VRDO, LIQ : TD Bank NA, 2.45%, 3/1/2023 (a)	17,495	17,495
Series 2009BB-1, Rev., VRDO, LIQ : UBS AG, 2.55%, 3/1/2023 (a)	13,810	13,810
New York City Municipal Water Finance Authority, Second General Resolution, Fiscal Year 2008
Series 2008BB-5, Rev., VRDO, LIQ : Bank of America NA, 2.55%, 3/1/2023 (a)	2,610	2,610
Series 2008BB-2, Rev., VRDO, LIQ : Bank of America NA, 2.60%, 3/1/2023 (a)	365	365
New York City Municipal Water Finance Authority, Second General Resolution, Fiscal Year 2011 Series DD-3B, Rev., VRDO, LIQ : State Street Bank & Trust Co., 2.60%, 3/1/2023 (a)	1,050	1,050
New York City Municipal Water Finance Authority, Second General Resolution, Fiscal Year 2013 Series 2013AA, Rev., VRDO, LIQ : PNC Bank NA, 3.43%, 3/7/2023 (a)	1,165	1,165
New York City Municipal Water Finance Authority, Second General Resolution, Fiscal Year 2019 Series BB, Rev., VRDO, LIQ : TD Bank NA, 3.40%, 3/7/2023 (a)	48,100	48,100
New York City Municipal Water Finance Authority, Second General Resolution, Fiscal year 2023
Subseries BB-2, Rev., VRDO, LIQ : Mizuho Bank Ltd., 2.55%, 3/1/2023 (a)	34,950	34,950
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan Money Market Funds	February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
Subseries B-1, Rev., VRDO, LIQ : Mizuho Bank Ltd., 2.60%, 3/1/2023 (a)	800	800
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution Series 2009BB-2, Rev., VRDO, LIQ : UBS AG, 2.55%, 3/1/2023 (a)	1,865	1,865
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal year 2014
Series 2014AA-3, Rev., VRDO, LIQ : TD Bank NA, 2.45%, 3/1/2023 (a)	9,905	9,905
Series AA-5, Rev., VRDO, LIQ : Mizuho Bank Ltd., 2.45%, 3/1/2023 (a)	6,460	6,460
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal year 2021 Subseries SUBEE2, Rev., VRDO, LIQ : State Street Bank & Trust Co., 2.60%, 3/1/2023 (a)	8,580	8,580
New York City Transitional Finance Authority, Future Tax Secured, Rev., VRDO, LIQ : US Bank NA, 2.60%, 3/1/2023 (a)	2,000	2,000
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2011 Subseries A-4, Rev., VRDO, LIQ : Barclays Bank plc, 2.60%, 3/1/2023 (a)	2,200	2,200
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013 Series 2013C-5, Rev., VRDO, LOC : Sumitomo Mitsui Banking Corp., 3.40%, 3/7/2023 (a)	6,290	6,290
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2015 Series 2015A-3, Rev., VRDO, LIQ : Mizuho Bank Ltd., 2.48%, 3/1/2023 (a)	4,000	4,000
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2019 Series 2019C-4, Rev., VRDO, LIQ : Barclays Bank plc, 2.60%, 3/1/2023 (a)	3,055	3,055
New York City Water and Sewer System, Fiscal Year 2003 Series 2003F-1, Rev., VRDO, LIQ : Barclays Bank plc, 3.40%, 3/7/2023 (a)	14,595	14,595
New York State Housing Finance Agency, 600 West 42nd Street Housing Series A, Rev., VRDO, LOC : FNMA, 3.55%, 3/7/2023 (a)	3,130	3,130
RBC Municipal Products, Inc. Trust, Floater Certificates
Series E-124, Rev., VRDO, LOC : Royal Bank of Canada, 2.68%, 3/1/2023 (a) (b)	17,605	17,605
Series 2018-E129, Rev., VRDO, LOC : Royal Bank of Canada, 3.45%, 3/1/2023 (a) (b)	35,000	35,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued
Series 2018-E126, Rev., VRDO, LOC : Royal Bank of Canada, 3.44%, 3/2/2023 (a) (b)	15,900	15,900
Series E-146, Rev., VRDO, LOC : Royal Bank of Canada, 3.45%, 3/7/2023 (a) (b)	46,325	46,325
Series E-86, GO, VRDO, LOC : Royal Bank of Canada, 3.45%, 3/7/2023 (a) (b)	19,165	19,165
Series E-87, GO, VRDO, LOC : Royal Bank of Canada, 3.45%, 3/7/2023 (a) (b)	14,600	14,600
Series E-88, GO, VRDO, LOC : Royal Bank of Canada, 3.45%, 3/7/2023 (a) (b)	25,835	25,835
Series 2022-E154, Rev., VRDO, LOC : Royal Bank of Canada, 3.52%, 3/7/2023 (a) (b)	31,825	31,825
Tender Option Bond Trust Receipts/Certificates
Series 2022-XF1420, Rev., VRDO, LIQ : Bank of America NA, 3.45%, 3/7/2023 (a) (b)	4,800	4,800
Series 2022-XM1009, Rev., VRDO, LIQ : Bank of America NA, 3.45%, 3/7/2023 (a) (b)	4,445	4,445
		678,031
North Carolina — 1.4%
Charlotte-Mecklenburg Hospital Authority (The) Series 2007E, Rev., VRDO, AGM, LOC : TD Bank NA, 2.50%, 3/1/2023 (a)	100	100
City of Charlotte, 2003 Governmental Facilities Projects Series 2013G, COP, VRDO, LIQ : Wells Fargo Bank NA, 3.40%, 3/7/2023 (a)	4,055	4,055
City of Raleigh, Downtown Improvement Projects
Series 2005-B-1, COP, VRDO, LIQ : PNC Bank NA, 3.51%, 3/7/2023 (a)	36,685	36,685
Series 2005B-2, COP, VRDO, LIQ : PNC Bank NA, 3.51%, 3/7/2023 (a)	23,575	23,575
Durham County Industrial Facilities and Pollution Control Financing Authority, Research Triangle, Rev., VRDO, LOC : TD Bank NA, 3.41%, 3/7/2023 (a)	5,730	5,730
Lower Cape Fear Water and Sewer Authority, Bladen Bluffs Project, Rev., VRDO, LOC : Cooperatieve Rabobank, 3.40%, 3/7/2023 (a)	13,445	13,445
North Carolina Medical Care Commission, Catholic Health, Rev., VRDO, 3.39%, 3/7/2023 (a)	2,000	2,000
North Carolina Medical Care Commission, Moses Cone Health System Series 2001B, Rev., VRDO, LIQ : Bank of Montreal, 2.63%, 3/1/2023 (a)	11,270	11,270
Person County Industrial Facilities and Pollution Control Financing Authority, Recovery Zone Facility, Certainteed Gypsum, Inc., Rev., VRDO, LOC : Credit Industriel et Commercial, 3.45%, 3/7/2023 (a)	23,985	23,985
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	63

JPMorgan Tax Free Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
North Carolina — continued
Raleigh Durham Airport Authority Series 2008C, Rev., VRDO, LOC : TD Bank NA, 3.39%, 3/7/2023 (a)	16,705	16,705
University of North Carolina, Hospital at Chapel Hill
Series A, Rev., VRDO, LIQ : TD Bank NA, 2.50%, 3/1/2023 (a)	8,020	8,020
Series 2003B, Rev., VRDO, LIQ : TD Bank NA, 3.40%, 3/7/2023 (a)	1,970	1,970
		147,540
North Dakota — 0.2%
North Dakota Housing Finance Agency, Home Mortgage Finance Program Series 2017H, Rev., VRDO, LIQ : Royal Bank of Canada, 3.42%, 3/7/2023 (a)	18,930	18,930
Ohio — 2.2%
City of Blue Ash, Economic Development, Ursuline Academy of Cincinnati Project, Rev., VRDO, LOC : PNC Bank NA, 3.42%, 3/7/2023 (a)	4,710	4,710
County of Franklin, Ohio Hospital Facilities Series 2009A, Rev., VRDO, LIQ : Barclays Bank plc, 3.35%, 3/7/2023 (a)	22,900	22,900
County of Hamilton, Rev., VRDO, 3.12%, 3/7/2023 (a)	33,135	33,135
Northeast Ohio Regional Sewer District Series 2016-XF2328, Rev., VRDO, LIQ : TD Bank NA, 3.50%, 3/7/2023 (a) (b)	6,800	6,800
Ohio Higher Educational Facility Commission, Cleveland Clinic Health System Series 2008B-4, Rev., VRDO, LIQ : Barclays Bank plc, 2.60%, 3/1/2023 (a)	10,000	10,000
Ohio State University (The)
Series 2014B-2, Rev., VRDO, 3.40%, 3/7/2023 (a)	18,155	18,155
Series 2014B-2, Rev., VRDO, 3.40%, 3/7/2023 (a)	11,700	11,700
RBC Municipal Products, Inc. Trust, Floater Certificates
Series 2019-E134, Rev., VRDO, LOC : Royal Bank of Canada, 3.45%, 3/2/2023 (a) (b)	22,270	22,270
Series G-30, GO, VRDO, LOC : Royal Bank of Canada, 3.45%, 3/2/2023 (a) (b)	2,070	2,070
Series E132, Rev., VRDO, LOC : Royal Bank of Canada, 3.45%, 3/7/2023 (a) (b)	42,350	42,350
Series C-18, Rev., VRDO, LOC : Royal Bank of Canada, 3.46%, 3/7/2023 (a) (b)	8,000	8,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ohio — continued
State of Ohio, Capital Facilities, Parks and Recreation Improvement Fund Projects Series 2022B, Rev., VRDO, 3.40%, 3/7/2023 (a)	23,100	23,100
State of Ohio, University Hospitals Health System, Inc.
Series 2018A, Rev., VRDO, LOC : PNC Bank NA, 2.60%, 3/1/2023 (a)	2,480	2,480
Series 2018B, Rev., VRDO, LOC : PNC Bank NA, 3.41%, 3/7/2023 (a)	5,470	5,470
Tender Option Bond Trust Receipts/Certificates Series 2022-XX1247, Rev., VRDO, LOC : Barclays Bank plc, 3.45%, 3/7/2023 (a) (b)	11,250	11,250
		224,390
Oklahoma — 0.2%
RBC Municipal Products, Inc. Trust, Floater Certificates Series E-140, Rev., VRDO, LOC : Royal Bank of Canada, 3.45%, 3/7/2023 (a) (b)	24,710	24,710
Oregon — 0.0% ^
Oregon State Facilities Authority, Peacehealth
Series 2018B, Rev., VRDO, LOC : TD Bank NA, 2.50%, 3/1/2023 (a)	270	270
Rev., VRDO, LOC : US Bank NA, 2.62%, 3/1/2023 (a)	850	850
State of Oregon Housing and Community Services Department Series 2020B, Rev., VRDO, LOC : Sumitomo Mitsui Banking Corp., 3.42%, 3/7/2023 (a)	700	700
State of Oregon, Veterans Welfare Series 2020M, GO, VRDO, LIQ : US Bank NA, 2.62%, 3/1/2023 (a)	2,500	2,500
		4,320
Other — 2.1%
FHLMC, Multi-Family VRD Certificates
Series M017, Rev., VRDO, LIQ : FHLMC, 3.45%, 3/7/2023 (a) (b)	165,117	165,117
Series M019, Rev., VRDO, LIQ : FHLMC, 3.45%, 3/7/2023 (a) (b)	10,104	10,104
Series M028, Rev., VRDO, LIQ : FHLMC, 3.49%, 3/7/2023 (a) (b)	15,615	15,615
Series M025, Rev., VRDO, LIQ : FHLMC, 3.52%, 3/7/2023 (a) (b)	5,800	5,800
Series M026, Rev., VRDO, LIQ : FHLMC, 3.52%, 3/7/2023 (a) (b)	18,265	18,265
		214,901
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan Money Market Funds	February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Pennsylvania — 2.5%
County of Allegheny
Series 2000C-50, GO, VRDO, LOC : PNC Bank NA, 3.42%, 3/7/2023 (a)	17,105	17,105
Series C-51, GO, VRDO, LOC : PNC Bank NA, 3.42%, 3/7/2023 (a)	12,000	12,000
Delaware Valley Regional Finance Authority, Local Government
Series 2020D, Rev., VRDO, LOC : TD Bank NA, 3.45%, 3/7/2023 (a)	26,510	26,510
Series 2022E, Rev., VRDO, LOC : TD Bank NA, 3.45%, 3/7/2023 (a)	12,500	12,500
Montgomery County Redevelopment Authority, Multi-Family Housing, Brookside Manors Apartments Project Series 2001A, Rev., VRDO, LOC : FNMA, 3.44%, 3/7/2023 (a)	15,910	15,910
Montgomery County Redevelopment Authority, Multi-Family Housing, Kingswood Apartments Project Series 2001A, Rev., VRDO, LOC : FNMA, 3.50%, 3/7/2023 (a)	15,820	15,820
Pennsylvania Higher Educational Facilities Authority, Susquehanna University Project Series 2001H9, Rev., VRDO, LOC : PNC Bank NA, 3.42%, 3/7/2023 (a)	2,900	2,900
Pennsylvania Housing Finance Agency, Single Family Mortgage Series 2020-132B, Rev., VRDO, LIQ : TD Bank NA, 3.45%, 3/7/2023 (a)	12,075	12,075
Pennsylvania Turnpike Commission
Rev., VRDO, LOC : TD Bank NA, 3.40%, 3/7/2023 (a)	5,000	5,000
Series 2019-2, Rev., VRDO, LOC : TD Bank NA, 3.40%, 3/7/2023 (a)	44,870	44,870
Philadelphia Gas Works Co.
Series 8B, Rev., VRDO, LOC : TD Bank NA, 3.40%, 3/7/2023 (a)	18,115	18,115
Series 8D, Rev., VRDO, LOC : TD Bank NA, 3.40%, 3/7/2023 (a)	3,560	3,560
Series C, Rev., VRDO, LOC : TD Bank NA, 3.40%, 3/7/2023 (a)	11,115	11,115
Rib Floater Trust Various States Series 44, Rev., VRDO, LIQ : Barclays Bank plc, 2.61%, 3/1/2023 (a) (b)	1,940	1,940
Tender Option Bond Trust Receipts/Certificates
Series 2018-XG0201, Rev., VRDO, GTD, LOC : Barclays Bank plc, 3.46%, 3/7/2023 (a) (b)	45,000	45,000
Series 2022-XG0437, Rev., VRDO, LOC : Barclays Bank plc, 3.47%, 3/7/2023 (a) (b)	13,195	13,195
		257,615
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Rhode Island — 0.1%
Rhode Island Health and Educational Building Corp. Series 2005A, Rev., VRDO, LIQ : TD Bank NA, 3.13%, 3/7/2023 (a)	5,505	5,505
Rhode Island Health and Educational Building Corp., Educational Institution, International Institute of Rhode Island, Rev., VRDO, LOC : Bank of America NA, 3.50%, 3/7/2023 (a)	1,115	1,115
Rhode Island Industrial Facilities Corp., Marine Terminal, ExxonMobil Project, Rev., VRDO, 2.55%, 3/1/2023 (a)	1,295	1,295
		7,915
South Carolina — 0.5%
South Carolina Jobs-Economic Development Authority, Prisma Health Obligated Group Series 2018B, Rev., VRDO, LOC : TD Bank NA, 2.50%, 3/1/2023 (a)	5,650	5,650
South Carolina Public Service Authority Series 2019A, Rev., VRDO, LOC : Bank of America NA, 3.52%, 3/7/2023 (a)	42,955	42,955
		48,605
Tennessee — 0.6%
Health Educational and Housing Facility Board of the City of Memphis (The), Ashland Lakes Apartments Series 2006 A, Rev., VRDO, LOC : US Bank NA, 3.47%, 3/7/2023 (a)	2,200	2,200
Johnson City Health and Educational Facilities Board, Ballad Health Series 2022B, Rev., VRDO, LOC : Truist Bank, 3.39%, 3/7/2023 (a)	9,000	9,000
Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Multi-Family Housing, Retreat Dry, Rev., VRDO, LOC : Citibank NA, 3.47%, 3/7/2023 (a)	4,465	4,465
Metropolitan Government Nashville and Davidson County, Health and Educational Facilities Board, Multi-Family Housing, Pedcor Investments Series 2006A, Rev., VRDO, LOC : US Bank NA, 3.47%, 3/7/2023 (a)	10,000	10,000
Montgomery County Public Building Authority, Pooled Financing, Rev., VRDO, LOC : Bank of America NA, 3.46%, 3/7/2023 (a)	3,160	3,160
Tender Option Bond Trust Receipts/Certificates
Series 2023-BAML5024, Rev., VRDO, LOC : Bank of America NA, 2.95%, 3/1/2023 (a) (b)	10,000	10,000
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	65

JPMorgan Tax Free Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Tennessee — continued
Series 2022-XL0369, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.45%, 3/7/2023 (a) (b)	10,000	10,000
Series 2018-XF2576, Rev., VRDO, LOC : Barclays Bank plc, 3.46%, 3/7/2023 (a) (b)	18,515	18,515
		67,340
Texas — 6.0%
Bexar County Housing Finance Corp., Multi-Family Housing, Altamonte Apartment Projects, Rev., VRDO, LOC : FNMA, 3.56%, 3/7/2023 (a)	10,900	10,900
Calhoun Port Authority, Formosa Plastics Corp. Project Series 20188B, Rev., VRDO, LOC : Sumitomo Mitsui Banking Corp., 3.51%, 3/7/2023 (a) (b)	10,000	10,000
City of Austin, Hotel Occupancy Tax, Subordinate Lien Series 2008A, Rev., VRDO, LOC : UBS AG, 3.42%, 3/7/2023 (a)	25,980	25,980
City of Austin, Texas Hotel Occupancy Tax, Subordinate Lien Series 2008-B, Rev., VRDO, LOC : Sumitomo Mitsui Banking Corp., 3.42%, 3/7/2023 (a)	250	250
City of Houston, Combined Utility System, First Lien Series 2018C, Rev., VRDO, LOC : Barclays Bank plc, 3.25%, 3/7/2023 (a)	48,150	48,150
Collin County Housing Finance Corp., Multi-Family Housing, Huntington Apartments Project, Rev., VRDO, LOC : Northern Trust Co. (The), 3.51%, 3/7/2023 (a)	12,305	12,305
Converse Housing Finance Corp., Town Square Apartments Project, Rev., VRDO, LOC : Citibank NA, 3.51%, 3/7/2023 (a)	11,590	11,590
Gulf Coast Authority, Waste Disposal Environmental Facilities, ExxonMobil Project
Rev., VRDO, 2.64%, 3/1/2023 (a)	5,000	5,000
Rev., VRDO, 2.65%, 3/1/2023 (a)	1,625	1,625
Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System
Series 2014D, Rev., VRDO, 3.51%, 3/7/2023 (a)	5,430	5,430
Series 2016D, Rev., VRDO, 3.51%, 3/7/2023 (a)	9,510	9,510
Series 2019F, Rev., VRDO, 3.51%, 3/7/2023 (a)	35,000	35,000
Harris County Industrial Development Corp Exxon Corp Project Series 1984B, Rev., VRDO, 2.60%, 3/1/2023 (a)	200	200
Harris County Industrial Development Corp., ExxonMobil Corp. Project Series 1984A, Rev., VRDO, 2.60%, 3/1/2023 (a)	300	300
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued
Houston Higher Education Finance Corp., Rice University Project Series 2010B, Rev., VRDO, 3.35%, 3/7/2023 (a)	4,795	4,795
Houston Housing Finance Corp., Regency Park Apartments, Rev., VRDO, LOC : FNMA, 3.49%, 3/7/2023 (a)	11,995	11,995
Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project
Rev., VRDO, 2.48%, 3/1/2023 (a)	7,080	7,080
Series 2002A, Rev., VRDO, 2.55%, 3/1/2023 (a)	4,135	4,135
Series 2002B, Rev., VRDO, 2.65%, 3/1/2023 (a)	370	370
Subseries B-2, Rev., VRDO, 2.65%, 3/1/2023 (a)	13,650	13,650
Lower Neches Valley Authority Industrial Development Corp., Mobil Oil Refining Corp. Project, Rev., VRDO, 2.64%, 3/1/2023 (a)	2,200	2,200
Midlothian Industrial Development Corp, Holcim Project, Rev., VRDO, LOC : UBS AG, 3.15%, 3/7/2023 (a)	14,200	14,200
Permanent University Fund - University of Texas System Series 2008A, Rev., VRDO, LIQ : University of Texas Management Co., 3.12%, 3/7/2023 (a)	15,820	15,820
Port of Port Arthur Navigation District, Texaco, Inc, Project, Rev., VRDO, 2.60%, 3/1/2023 (a)	2,000	2,000
RBC Municipal Products, Inc. Trust, Floater Certificates
Series 2018G-84, GO, VRDO, PSF-GTD, LOC : Royal Bank of Canada, 3.45%, 3/2/2023 (a) (b)	3,750	3,750
Series E141, Rev., VRDO, LOC : Royal Bank of Canada, 3.45%, 3/2/2023 (a) (b)	28,000	28,000
Series E-149, Rev., VRDO, LOC : Royal Bank of Canada, 3.45%, 3/7/2023 (a) (b)	10,000	10,000
Series E-150, Rev., VRDO, LOC : Royal Bank of Canada, 3.45%, 3/7/2023 (a) (b)	5,000	5,000
Southeast Texas Housing Finance Corp., Piedmont Apartments, Rev., VRDO, LOC : FNMA, 3.46%, 3/7/2023 (a)	11,435	11,435
Southeast Texas Housing Finance Corp., Wyndham Park Apartments, Rev., VRDO, LOC : FNMA, 3.49%, 3/7/2023 (a)	7,600	7,600
State of Texas, Veterans
Series 2011A, GO, VRDO, LIQ : State Street Bank & Trust Co., 3.50%, 3/7/2023 (a)	14,720	14,720
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan Money Market Funds	February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Texas — continued
Series 2011C, GO, VRDO, LIQ : FHLB, 3.50%, 3/7/2023 (a)	9,600	9,600
Series 2012B, GO, VRDO, LIQ : State Street Bank & Trust Co., 3.50%, 3/7/2023 (a)	14,555	14,555
Series 2015 A, GO, VRDO, LIQ : State Street Bank & Trust Co., 3.50%, 3/7/2023 (a)	9,750	9,750
GO, VRDO, LIQ : TD Bank NA, 3.55%, 3/7/2023 (a)	31,335	31,335
State of Texas, Veterans Housing Assistance Program Series 2008 B, GO, VRDO, LIQ : State Street Bank & Trust Co., 3.50%, 3/7/2023 (a)	17,760	17,760
Tarrant County Cultural Education Facilities Finance Corp., Baylor Healthcare System Project Series 2011C, Rev., VRDO, LOC : TD Bank NA, 2.50%, 3/1/2023 (a)	12,150	12,150
Tarrant County Cultural Education Facilities Finance Corp., Methodist Hospitals of Dallas Project
Series 2008-A, Rev., VRDO, LOC : TD Bank NA, 2.50%, 3/1/2023 (a)	14,460	14,460
Series 2008B, Rev., VRDO, LOC : TD Bank NA, 2.60%, 3/1/2023 (a)	875	875
Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources System
Series 2017B, Rev., VRDO, 3.40%, 3/7/2023 (a)	30,765	30,765
Series 2008A, Rev., VRDO, 3.45%, 3/7/2023 (a)	33,600	33,600
Series 2012B, Rev., VRDO, 3.45%, 3/7/2023 (a)	27,710	27,710
Tender Option Bond Trust Receipts/Certificates
GO, VRDO, 3.45%, 3/2/2023 (a) (b)	2,600	2,600
Series 2018-XG0193, Rev., VRDO, 3.45%, 3/7/2023 (a) (b)	2,550	2,550
Series 2022-XF1372, GO, VRDO, PSF-GTD, LIQ : Bank of America NA, 3.46%, 3/7/2023 (a) (b)	3,075	3,075
Texas Department of Housing and Community Affairs, Lancaster Apartments, Rev., VRDO, LOC : FNMA, 3.46%, 3/7/2023 (a)	11,580	11,580
Texas Department of Housing and Community Affairs, Pinnacle Apartments, Rev., VRDO, LOC : FNMA, 3.46%, 3/7/2023 (a)	11,665	11,665
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued
Texas Department of Housing and Community Affairs, West Oaks Senior Apartments, Rev., VRDO, LIQ : FHLMC, 3.42%, 3/7/2023 (a)	10,775	10,775
Texas Transportation Commission State Highway Fund Series 2014-B, Rev., VRDO, LIQ : Sumitomo Mitsui Banking Corp., 3.42%, 3/7/2023 (a)	47,000	47,000
		624,795
Utah — 0.2%
County of Utah, IHC Health Services, Inc.
Series 2018C, Rev., VRDO, LIQ : TD Bank NA, 2.55%, 3/1/2023 (a)	3,925	3,925
Series 2014C, Rev., VRDO, LIQ : US Bank NA, 3.58%, 3/7/2023 (a)	20,000	20,000
		23,925
Virginia — 1.9%
Albemarle County Economic Development Authority, Sentara Martha Jeffers Series 2018B, Rev., VRDO, LIQ : TD Bank NA, 2.50%, 3/1/2023 (a)	2,725	2,725
Arlington County Industrial Development Authority Series 2011A, Rev., VRDO, LIQ : FHLMC, 3.45%, 3/7/2023 (a)	17,150	17,150
Fairfax County Industrial Development Authority, Virginia Health Care, Inova Health System Project Series 2016C, Rev., VRDO, 3.46%, 3/7/2023 (a)	4,350	4,350
Loudoun County Economic Development Authority, Howard Hughes Medical Institute
Series 2003A, Rev., VRDO, 3.15%, 3/7/2023 (a)	22,755	22,755
Series 2003D, Rev., VRDO, 3.50%, 3/7/2023 (a)	100	100
Series 2009B, Rev., VRDO, 3.50%, 3/7/2023 (a)	250	250
Norfolk Economic Development Authority, Sentara Healthcare Series 2016B, Rev., VRDO, 3.35%, 3/7/2023 (a)	11,550	11,550
RBC Municipal Products, Inc. Trust, Floater Certificates Series 2022C-20, Rev., VRDO, LOC : Royal Bank of Canada, 3.46%, 3/7/2023 (a) (b)	6,000	6,000
Roanoke Economic Development Authority, Carilion Health System Obligated Group
Series 2005A, Rev., VRDO, LIQ : PNC Bank NA, 3.43%, 3/7/2023 (a)	62,515	62,515
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	67

JPMorgan Tax Free Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Virginia — continued
Series 2020B, Rev., VRDO, LIQ : PNC Bank NA, 3.43%, 3/7/2023 (a)	43,890	43,890
Tender Option Bond Trust Receipts/Certificates
Series 2018-XF0606, Rev., VRDO, LIQ : Bank of America NA, 3.45%, 3/7/2023 (a) (b)	10,225	10,225
Series 2018-XL0069, Rev., VRDO, LIQ : Barclays Bank plc, 3.45%, 3/7/2023 (a) (b)	12,400	12,400
Series 2018-ZF2713, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.45%, 3/7/2023 (a) (b)	5,000	5,000
		198,910
Washington — 1.9%
Port of Seattle, Subordinate Lien, Rev., AMT, VRDO, LOC : Bank of Tokyo-Mitsubishi UFJ Ltd., 3.60%, 3/7/2023 (a)	45,000	45,000
Port of Tacoma, Subordinate Lien
Series B, Rev., VRDO, LOC : Bank of America NA, 3.45%, 3/7/2023 (a)	25,850	25,850
Rev., AMT, VRDO, LOC : PNC Bank NA, 3.53%, 3/7/2023 (a)	39,095	39,095
Series 2019A, Rev., AMT, VRDO, LOC : PNC Bank NA, 3.53%, 3/7/2023 (a)	18,500	18,500
Port of Vancouver, United Grain Corp., of Oregon Project, Rev., VRDO, LOC : Bank of America NA, 3.46%, 3/7/2023 (a)	10,000	10,000
Tender Option Bond Trust Receipts/Certificates Series 2022-XG0400, GO, VRDO, LIQ : Barclays Bank plc, 3.46%, 3/7/2023 (a) (b)	5,260	5,260
Washington State Housing Finance Commission, Barkley Ridge Partners Series 2007A, Rev., VRDO, LOC : FHLMC, 3.45%, 3/7/2023 (a)	9,985	9,985
Washington State Housing Finance Commission, Echo Lake Senior Apartments Project, Rev., VRDO, LOC : FNMA, 3.46%, 3/7/2023 (a)	17,970	17,970
Washington State Housing Finance Commission, Fairwinds Redmond Project Series 2005A, Rev., VRDO, LOC : FHLB, 3.46%, 3/7/2023 (a)	19,250	19,250
Washington State Housing Finance Commission, Pinehurst Apartments Project Series 2005A, Rev., VRDO, LOC : FNMA, 3.46%, 3/7/2023 (a)	12,000	12,000
		202,910
West Virginia — 0.1%
West Virginia Hospital Finance Authority, University Health System Series 2018C, Rev., VRDO, LOC : TD Bank NA, 3.40%, 3/7/2023 (a)	13,360	13,360
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wisconsin — 0.9%
Town of Red Cedar, Fairmount Minerals Ltd., Rev., VRDO, LOC : PNC Bank NA, 3.49%, 3/7/2023 (a)	10,000	10,000
Wisconsin Health and Educational Facilities Authority, Froedtert Health, Inc., Obligated Group Series 2021B, Rev., VRDO, LIQ : US Bank NA, 3.48%, 3/7/2023 (a)	38,200	38,200
Wisconsin Health and Educational Facilities Authority, Marshfield Clinic Series 2018A, Rev., VRDO, LOC : Barclays Bank plc, 2.60%, 3/1/2023 (a)	250	250
Wisconsin Housing and Economic Development Authority Housing Revenue Series 2007F, Rev., AMT, VRDO, LOC : Bank of America NA, 3.44%, 3/7/2023 (a)	8,690	8,690
Wisconsin Housing and Economic Development Authority, Home Ownership
Series 2015C, Rev., AMT, VRDO, LIQ : Royal Bank of Canada, 3.42%, 3/7/2023 (a)	19,205	19,205
Series 2019B, Rev., VRDO, FNMA COLL, LIQ : FHLB, 3.42%, 3/7/2023 (a)	17,400	17,400
Series 2021B, Rev., VRDO, LIQ : FHLB, 3.42%, 3/7/2023 (a)	4,000	4,000
		97,745
Wyoming — 0.3%
County of Lincoln, Pollution Control, ExxonMobil Project, Rev., AMT, VRDO, 2.60%, 3/1/2023 (a)	1,340	1,340
Wyoming Community Development Authority
Series 2022-2, Rev., VRDO, GNMA / FNMA / FHLMC COLL, LIQ : Barclays Bank plc, 3.35%, 3/7/2023 (a)	18,485	18,485
Series 4, Rev., VRDO, LIQ : Bank of America NA, 3.40%, 3/7/2023 (a)	2,500	2,500
Series 2, Rev., VRDO, LIQ : Royal Bank of Canada, 3.42%, 3/7/2023 (a)	9,500	9,500
		31,825
Total Municipal Bonds (Cost $6,970,427)		6,970,427
	SHARES (000)
Variable Rate Demand Preferred Shares — 7.5%
California — 1.2%
Nuveen California AMT - Free Quality Municipal Income Fund Series 6, LIQ : Sumitomo Mitsui Banking Corp., 3.45%, 3/7/2023# (b)	7,500	7,500
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan Money Market Funds	February 28, 2023

INVESTMENTS ††	SHARES (000)	VALUE ($000)
Variable Rate Demand Preferred Shares — continued
California — continued
Nuveen California Quality Municipal Income Fund
Series 7, LIQ : Royal Bank of Canada, 3.49%, 3/7/2023# (b)	21,000	21,000
Series 4, LIQ : Royal Bank of Canada, 3.49%, 3/7/2023# (b)	58,500	58,500
Series 1-1362, LIQ : Societe Generale, 3.51%, 3/7/2023# (b)	41,200	41,200
		128,200
Other — 6.3%
Nuveen AMT - Free Municipal Credit Income Fund
Series 6, LIQ : Sumitomo Mitsui Banking Corp., 3.47%, 3/7/2023# (b)	135,300	135,300
Series 5, LIQ : Societe Generale, 3.47%, 3/7/2023# (b)	110,200	110,200
Nuveen AMT - Free Quality Municipal Income Fund Series 3-PFD, LIQ : TD Bank NA, 3.47%, 3/7/2023# (b)	211,000	211,000
Nuveen Quality Municipal Income Fund
Series 1-2118, LIQ: Barclays Bank plc, 3.52%, 3/7/2023#	51,600	51,600
Series 2-2525, LIQ : Barclays Bank plc, 3.52%, 3/7/2023# (b)	151,900	151,900
		660,000
Total Variable Rate Demand Preferred Shares (Cost $788,200)		788,200
	PRINCIPAL AMOUNT ($000)
Repurchase Agreements — 3.7%
Citigroup Global Markets Holdings, Inc., 4.52%, dated 2/28/2023, due 3/1/2023, repurchase price $4,951, collateralized by U.S. Treasury Securities, 1.75% - 4.38%, due 5/15/2041 - 2/15/2042, with a value of $5,049.	4,950	4,950
Federal Reserve Bank of New York, 4.55%, dated 2/28/2023, due 3/1/2023, repurchase price $380,048, collateralized by U.S. Treasury Securities, 0.25% - 0.38%, due 5/15/2024 - 8/15/2024, with a value of $380,048.	380,000	380,000
Total Repurchase Agreements (Cost $384,950)		384,950
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short Term Investments — 21.9%
Commercial Paper — 21.9%
Board of Regents of the University of Texas System
Series A, 2.95%, 3/1/2023	25,000	25,000
Series A, 3.60%, 3/2/2023	12,900	12,900
Series A, 3.50%, 3/3/2023	23,500	23,500
Series A, 2.82%, 3/9/2023	15,000	15,000
Series A, 2.82%, 3/9/2023	22,410	22,410
Series A, 2.80%, 3/13/2023	25,000	25,000
Series A, 3.38%, 3/15/2023	16,000	16,000
Series A, 2.03%, 3/16/2023	10,000	10,000
Series A, 2.48%, 3/21/2023	20,000	20,000
Series A, 2.68%, 4/4/2023	20,000	20,000
Series A, 2.68%, 4/4/2023	15,500	15,500
Series A, 3.20%, 4/5/2023	10,000	10,000
Series A, 3.35%, 4/6/2023	15,000	15,000
Series A, 3.35%, 4/6/2023	10,000	10,000
Series A, 3.10%, 4/10/2023	13,700	13,700
Series A, 3.35%, 4/10/2023	25,000	25,000
Series A, 3.25%, 4/11/2023	25,000	25,000
Series A, 3.37%, 4/12/2023	15,000	15,000
Series A, 3.37%, 4/12/2023	25,000	25,000
Series A, 2.63%, 5/9/2023	22,300	22,300
Series A, 3.40%, 5/16/2023	25,000	25,000
Series A, 3.42%, 5/23/2023	14,653	14,653
Series A, 3.22%, 6/1/2023	20,000	20,000
Series A, 3.35%, 6/27/2023	25,000	25,000
Series A, 3.45%, 6/27/2023	20,000	20,000
Series A, 3.60%, 6/28/2023	25,000	25,000
Board of Trustees Michigan State University
Series G, 2.92%, 3/8/2023	23,700	23,700
California Statewide Communities Development Authority
Series 9B-2, 3.00%, 3/7/2023	25,000	25,000
Series 9B-3, 3.00%, 3/7/2023	19,000	19,000
Series B-6, 2.95%, 3/8/2023	4,050	4,050
Series B-5, 2.87%, 3/9/2023	9,450	9,450
Series 08-C, 2.93%, 3/15/2023	24,100	24,100
Series 09-D, 2.82%, 3/16/2023	8,000	8,000
Series 9B-1, 2.75%, 5/3/2023	30,600	30,598
Series 08-B, 3.05%, 5/4/2023	21,000	21,000
Series 9B-4, 2.68%, 5/10/2023	17,500	17,500
Series 9B-2, 2.63%, 5/11/2023	50,000	50,000
Series 9B-4, 2.63%, 5/16/2023	30,000	30,000
Series 09-D, 3.20%, 6/6/2023	15,000	15,000
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	69

JPMorgan Tax Free Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short Term Investments — continued
Commercial Paper — continued
City & County of San Francisco
Series A-2, 3.38%, 6/7/2023	25,000	25,000
City of Atlanta
Series M-1, 3.35%, 4/25/2023	300	300
Series M-2, 3.35%, 4/25/2023	65,453	65,453
Series N-2, 3.55%, 4/25/2023	13,268	13,268
City of Atlanta, Water and Wastewater
2.56%, 4/18/2023	30,000	30,000
City of Garland
Series 2015, 3.40%, 5/31/2023	15,000	15,000
City of Houston
Series H-2, 2.85%, 3/9/2023	52,000	52,000
Series G-2, 2.55%, 3/23/2023	40,000	40,000
Series A, 3.30%, 3/23/2023	65,000	65,000
Series A, 3.50%, 3/23/2023	50,000	50,000
City of Jacksonville
Series 2016, 3.35%, 6/8/2023	100,000	100,000
City of Rochester, Health Care
Series 2011, 2.83%, 3/7/2023	80,000	80,000
Series 2014, 2.60%, 3/9/2023	25,000	25,000
Series 2011, 3.35%, 6/8/2023	50,000	50,000
City of San Antonio, Electric and Gas Systems
Series B, 3.40%, 3/9/2023	42,750	42,750
Series C, 3.45%, 4/24/2023	75,000	75,000
County of Harris
Series B, 3.35%, 3/2/2023	100	100
Series B, 3.90%, 3/2/2023	220	220
Series C, 3.90%, 3/2/2023	12,440	12,440
Series A-1, 3.90%, 3/2/2023	1,800	1,800
County of King
Series A, 2.07%, 3/14/2023	12,800	12,800
Series A, 2.05%, 3/16/2023	25,000	25,000
Series A, 3.25%, 5/3/2023	18,300	18,300
District of Columbia
Series 22A, 2.43%, 3/15/2023	33,000	33,000
East Bay Municipal Utility District
Series A-1, 3.15%, 5/4/2023	16,400	16,400
Health and Educational Facilities Authority of the State of Missouri
Series 14-B, 3.53%, 3/16/2023	20,000	20,000
Series 14-D, 2.55%, 3/22/2023	50,000	50,000
Series 14-E, 2.55%, 3/22/2023	50,000	50,000
3.43%, 5/24/2023	50,000	50,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued
Indiana Finance Authority
Series D-2, 3.08%, 3/7/2023	37,825	37,825
Jacksonville Aviation Authority
Series 92, 3.40%, 3/6/2023	20,000	20,000
Louisville and Jefferson County Metropolitan Sewer District
Series A-1, 2.62%, 4/26/2023	10,000	10,000
Lower Colorado River Authority
Series B, 3.05%, 3/30/2023	21,858	21,858
Maryland Health and Higher Educational Facilities Authority
Series B, 2.82%, 3/8/2023	12,100	12,100
Massachusetts Bay Transportation Authority
Series A, 3.15%, 5/2/2023	10,000	10,000
Massachusetts Health and Educational Facilities Authority
Series H-2, 2.93%, 3/6/2023	17,385	17,385
Omaha Public Power District
Series A, 2.83%, 3/7/2023	13,700	13,700
Series A, 2.92%, 3/8/2023	14,300	14,300
Series A, 2.05%, 3/10/2023	9,950	9,950
Series A, 3.40%, 3/13/2023	10,000	10,000
Series A, 3.40%, 3/14/2023	15,000	15,000
Series A, 2.70%, 5/8/2023	12,500	12,500
Series A, 2.65%, 5/9/2023	12,500	12,500
Salt River Project Agricultural Improvement and Power District
Series C, 3.80%, 3/1/2023	35,000	35,000
San Diego County Water Authority
Series 10, 2.40%, 3/1/2023	10,000	10,000
San Francisco City and County Public Utilities Commission
Series A-1, 2.65%, 3/8/2023	33,688	33,688
2.65%, 3/8/2023	10,096	10,096
San Francisco City and County Public Utilities Commission, Wastewater Revenue
Series A-7, 2.65%, 3/8/2023	43,000	43,000
Southwestern Illinois Development Authority
Series 17-B, 2.05%, 3/10/2023	15,000	15,000
Series 17-B, 3.35%, 4/4/2023	49,870	49,870
State of California
2.72%, 3/29/2023	12,000	12,000
State of Oregon Department of Administrative Services
Series A-2, 2.80%, 3/21/2023	4,112	4,112
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan Money Market Funds	February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short Term Investments — continued
Commercial Paper — continued
Texas Public Finance Authority
Series 19, 3.50%, 5/11/2023	23,270	23,270
Trustees of Indiana University
Series 2018, 3.45%, 6/2/2023	19,272	19,272
University of Minnesota
Series 07-B, 3.00%, 3/9/2023	8,400	8,400
University of Pittsburgh-of the Commonwealth System of Higher Education
Series B-2, 2.48%, 3/21/2023	13,000	13,000
Total Commercial Paper (Cost $2,286,018)		2,286,018
Total Short Term Investments (Cost $2,286,018)		2,286,018
Total Investments — 99.8% (Cost $10,429,595) *		10,429,595
Other Assets Less Liabilities — 0.2%		19,833
NET ASSETS — 100.0%		10,449,428

Percentages indicated are based on net assets.

Abbreviations
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
COLL	Collateral
COP	Certificate of Participation
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
GTD	Guaranteed
LIQ	Liquidity Agreement
LOC	Letter of Credit
PSF-GTD	Permanent School Fund Guaranteed
RAN	Revenue Anticipation Note
Rev.	Revenue
VRDO	Variable Rate Demand Obligation

^	Amount rounds to less than 0.1% of net assets.
††	The date shown represents the earliest of the next put date, next demand date or final maturity date.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of February 28, 2023.
*	The cost of securities is substantially the same for federal income tax purposes.
(a)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 28, 2023.

(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	71

JPMorgan Municipal Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 79.8%
Alabama — 0.6%
Alabama Housing Finance Authority, Multi-Family, Alison Pointe Apartments Project Series 2007B, Rev., VRDO, LOC : US Bank NA, 3.47%, 3/7/2023 (a)	7,565	7,565
Alaska — 1.1%
Alaska Housing Finance Corp., Home Mortgage Series 2002A, Rev., AMT, VRDO, LIQ : FHLB, 2.70%, 3/1/2023 (a)	11,625	11,625
City of Valdez, Exxon Pipeline Co. Project Series 1993-B, Rev., VRDO, 2.55%, 3/1/2023 (a)	895	895
		12,520
Arizona — 0.2%
Tender Option Bond Trust Receipts/Certificates Series 2023-YX1272, Rev., VRDO, LOC : Barclays Bank plc, 3.47%, 3/7/2023 (a) (b)	2,755	2,755
California — 3.1%
County of Sacramento, Special Facilities Apartment, Cessna Aircraft Co. Project, Rev., VRDO, LOC : Bank of America NA, 3.45%, 3/7/2023 (a)	3,500	3,500
Irvine Ranch Water District Series 2009A, VRDO, LOC : US Bank NA, 1.65%, 3/1/2023 (a)	440	440
Southern California Public Power Authority, Canyon Power Project Series 2022B, Rev., VRDO, LOC : Sumitomo Mitsui Banking Corp., 2.22%, 3/7/2023 (a)	5,000	5,000
Tender Option Bond Trust Receipts/Certificates
Series 2022-BAML5025, Rev., VRDO, LIQ : Bank of America NA, 2.55%, 3/1/2023 (a) (b)	10,000	10,000
Series 2022-YX1229, Rev., VRDO, LIQ : Barclays Bank plc, 3.46%, 3/7/2023 (a) (b)	3,000	3,000
University of California Series 2023BP-2, Rev., VRDO, 1.55%, 3/1/2023 (a)	15,000	15,000
		36,940
Colorado — 4.3%
County of Arapahoe, Multi-Family Rental Housing, Hunter's Run Holdings LP, Rev., VRDO, LOC : FHLMC, 3.47%, 3/7/2023 (a)	325	325
RBC Municipal Products, Inc. Trust, Floater Certificates Series 2019-G114, Rev., VRDO, LOC : Royal Bank of Canada, 3.67%, 6/1/2023 (a) (b)	3,950	3,950
Rib Floater Trust Various States Series 2022-038, COP, VRDO, LIQ : Barclays Bank plc, 2.62%, 3/1/2023 (a) (b)	2,395	2,395
Tender Option Bond Trust Receipts/Certificates
Series 2022-XY1192, Rev., VRDO, GNMA, LIQ : Barclays Bank plc, 3.45%, 3/7/2023 (a) (b)	7,555	7,555
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Colorado — continued
Series 2022-XF3053, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.47%, 3/7/2023 (a) (b)	10,125	10,125
Series 2022-XX1260, Rev., VRDO, LIQ : Barclays Bank plc, 3.47%, 3/7/2023 (a) (b)	9,120	9,120
Series 2022-ZF3061, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.47%, 3/7/2023 (a) (b)	3,335	3,335
Series XX1261, Rev., VRDO, LIQ : Barclays Bank plc, 3.47%, 3/7/2023 (a) (b)	3,750	3,750
Series 2016-ZF0467, Rev., VRDO, LOC : Royal Bank of Canada, 3.49%, 3/7/2023 (a) (b)	3,200	3,200
Series 2022-XG0424, Rev., VRDO, LIQ : Royal Bank of Canada, 3.49%, 3/7/2023 (a) (b)	4,800	4,800
University of Colorado, Hospital Authority Series 2018C, Rev., VRDO, LIQ : TD Bank NA, 3.45%, 3/7/2023 (a)	2,900	2,900
		51,455
Connecticut — 1.8%
Connecticut State Health and Educational Facilities Authority Series 2016A1, Rev., VRDO, 1.65%, 3/1/2023 (a)	21,830	21,830
Florida — 7.9%
City of Jacksonville, Florida Power and Light Co. Project, Rev., VRDO, 2.65%, 3/1/2023 (a)	560	560
Collier County Industrial Development Authority, Allete Inc., Project, Rev., VRDO, LOC : Wells Fargo Bank NA, 3.48%, 3/7/2023 (a)	15,000	15,000
Collier County Industrial Development Authority, Ave Maria Utility Co. Project, Rev., AMT, VRDO, LOC : Northern Trust Co. (The), 3.54%, 3/7/2023 (a)	11,310	11,310
County of Broward, Power and Light Co., Project Series 2018A, Rev., AMT, VRDO, 2.75%, 3/1/2023 (a)	4,375	4,375
Florida Housing Finance Corp., Valencia Village Apartments Series 1999G-1, Rev., VRDO, FNMA, LIQ : FNMA, 3.53%, 3/7/2023 (a)	7,360	7,360
Highlands County Health Facilities Authority, Adventist Health System Series 2007A, Rev., VRDO, 3.44%, 3/7/2023 (a)	13,900	13,900
Hillsborough County Housing Finance Authority, Hunters Run Partners Ltd. Series 2002A, Rev., VRDO, LOC : FNMA, 3.53%, 3/7/2023 (a)	5,770	5,770
Hillsborough County Industrial Development Authority, Baycare Health System
Series 2020D, Rev., VRDO, LOC : TD Bank NA, 2.65%, 3/1/2023 (a)	2,700	2,700
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan Money Market Funds	February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Florida — continued
Series 2020C, Rev., VRDO, LOC : TD Bank NA, 3.45%, 3/7/2023 (a)	4,200	4,200
JEA Water and Sewer System Series 2008A-1, Rev., VRDO, LIQ : US Bank NA, 2.62%, 3/1/2023 (a)	2,100	2,100
Orange County Health Facilities Authority, The Nemours Foundation Project Series 2009C-1, Rev., VRDO, LOC : TD Bank NA, 3.35%, 3/7/2023 (a)	1,550	1,550
Sumter County Industrial Development Authority, Solid Waste Disposal, American Cement Co., LLC Project Series A, Rev., VRDO, LOC : Bank of America NA, 3.54%, 3/7/2023 (a)	4,250	4,250
Tender Option Bond Trust Receipts/Certificates
Series 2022-XL0324, Rev., VRDO, LIQ : Royal Bank of Canada, 3.45%, 3/7/2023 (a) (b)	4,650	4,650
Series 2022-YX1216, Rev., VRDO, LOC : Barclays Bank plc, 3.46%, 3/7/2023 (a) (b)	8,735	8,735
Series 2023-XL0430, Rev., VRDO, LIQ : Barclays Bank plc, 3.47%, 3/7/2023 (a) (b)	3,750	3,750
Series 2023-XF1463, Rev., VRDO, LIQ : TD Bank NA, 3.52%, 3/7/2023 (a) (b)	3,940	3,940
		94,150
Georgia — 3.6%
Coweta County Development Authority, Newnan Holding LLC Project, Rev., VRDO, LOC : Wells Fargo Bank NA, 3.55%, 3/7/2023 (a)	2,110	2,110
Development Authority of Douglas County, Pandosia LLC Project Series A, Rev., VRDO, LOC : Wells Fargo Bank NA, 3.48%, 3/7/2023 (a)	2,050	2,050
Development Authority of Monroe County (The), Florida Power and Light Co. Project
Rev., AMT, VRDO, 2.85%, 3/1/2023 (a)	4,000	4,000
Rev., AMT, VRDO, 2.85%, 3/1/2023 (a)	5,015	5,015
Development Authority of Monroe County (The), Gulf Power Co. Project, Rev., AMT, VRDO, 2.85%, 3/1/2023 (a)	30,000	30,000
		43,175
Hawaii — 1.4%
RBC Municipal Products, Inc. Trust, Floater Certificates Series G-13, GO, VRDO, LOC : Royal Bank of Canada, 3.45%, 3/7/2023 (a) (b)	1,400	1,400
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hawaii — continued
Tender Option Bond Trust Receipts/Certificates
Series 2022-XX1217, Rev., VRDO, LOC : Barclays Bank plc, 3.47%, 3/7/2023 (a) (b)	12,165	12,165
Series 2022-YX1252, Rev., VRDO, LOC : Barclays Bank plc, 3.47%, 3/7/2023 (a) (b)	2,945	2,945
		16,510
Illinois — 6.7%
Chicago Midway International Airport, Second Lien Series 2004C-1, Rev., AMT, VRDO, LOC : Bank of Montreal, 3.45%, 3/7/2023 (a)	2,440	2,440
County of Will, ExxonMobil Project
Rev., VRDO, 2.65%, 3/1/2023 (a)	11,230	11,230
Rev., VRDO, 2.65%, 3/1/2023 (a)	1,405	1,405
Illinois Development Finance Authority, Wheaton Academy, Rev., VRDO, LOC : BMO Harris Bank NA, 3.50%, 3/7/2023 (a)	2,500	2,500
Illinois Finance Authority, Mary Hospital Series A, Rev., VRDO, LOC : TD Bank NA, 3.40%, 3/7/2023 (a)	9,500	9,500
Illinois Finance Authority, Northwestern Memorial Healthcare Series 2021C, Rev., VRDO, LIQ : Barclays Bank plc, 2.60%, 3/1/2023 (a)	300	300
Illinois Finance Authority, St. Ignatius College Prep Project, Rev., VRDO, LOC : PNC Bank NA, 3.42%, 3/7/2023 (a)	2,000	2,000
Illinois Finance Authority, The University of Chicago Medical Center Series 2010B, Rev., VRDO, LOC : Wells Fargo Bank NA, 2.65%, 3/1/2023 (a)	2,000	2,000
Illinois Finance Authority, Toyal America, Inc. Project, Rev., VRDO, LOC : Bank of Tokyo-Mitsubishi UFJ Ltd., 3.48%, 3/7/2023 (a)	6,000	6,000
Rib Floater Trust Various States Series 41, Rev., VRDO, LIQ : Barclays Bank plc, 2.62%, 3/1/2023 (a) (b)	1,560	1,560
Tender Option Bond Trust Receipts/Certificates
Series 2023-XG0434, GO, VRDO, LOC : Royal Bank of Canada, 3.45%, 3/7/2023 (a) (b)	2,750	2,750
Series 2022-XF3042, GO, VRDO, LIQ : Barclays Bank plc, 3.46%, 3/7/2023 (a) (b)	15,050	15,050
Series 2022-XX1264, GO, VRDO, LOC : Barclays Bank plc, 3.46%, 3/7/2023 (a) (b)	16,035	16,035
Series 2022-XX1265, GO, VRDO, LOC : Barclays Bank plc, 3.46%, 3/7/2023 (a) (b)	2,660	2,660
Series 2018-XM0686, Rev., VRDO, LOC : Bank of America NA, 3.49%, 3/7/2023 (a) (b)	4,680	4,680
		80,110
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	73

JPMorgan Municipal Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Indiana — 1.9%
City of Indianapolis, Multi-Family Housing, Limited Obligations
Series 2004A, Rev., AMT, VRDO, LOC : US Bank NA, 2.75%, 3/1/2023 (a)	11,515	11,515
Series 2004B, Rev., VRDO, LOC : US Bank NA, 3.57%, 3/7/2023 (a)	570	570
Indiana Finance Authority, Parkview Health System, Inc.
Series 2009B, Rev., VRDO, LOC : Wells Fargo Bank NA, 2.65%, 3/1/2023 (a)	1,700	1,700
Series 2009D, Rev., VRDO, LOC : Wells Fargo Bank NA, 2.65%, 3/1/2023 (a)	2,185	2,185
Indiana Finance Authority, Solid Waste Disposal, Four-Leaf Clover Dairy LLC, Rev., VRDO, LOC : Bank of America NA, 3.51%, 3/7/2023 (a)	4,100	4,100
Indiana Finance Authority, Solid Waste Disposal, New Holland Dairy Leasing, Rev., VRDO, LOC : Bank of America NA, 3.52%, 3/7/2023 (a)	2,100	2,100
Indiana Housing and Community Development Authority
Series 2017B-3, Rev., VRDO, LIQ : TD Bank NA, 2.50%, 3/1/2023 (a)	165	165
Series 2017C-3, Rev., VRDO, LIQ : TD Bank NA, 2.50%, 3/1/2023 (a)	465	465
		22,800
Iowa — 2.1%
Iowa Finance Authority Series 2017B, Rev., VRDO, GNMA / FNMA / FHLMC, LIQ : FHLB, 3.38%, 3/7/2023 (a)	1,650	1,650
Iowa Finance Authority, Cone ENT Project, Rev., VRDO, LOC : Wells Fargo Bank NA, 3.55%, 3/7/2023 (a)	2,390	2,390
Iowa Finance Authority, Multi-Family Housing Series 2008A, Rev., AMT, VRDO, LIQ : Wells Fargo Bank NA, 3.48%, 3/7/2023 (a)	2,050	2,050
Iowa Finance Authority, Solid Waste Facilities, Midamerican Energy Co. Project, Rev., AMT, VRDO, 3.70%, 3/7/2023 (a)	18,490	18,490
		24,580
Kentucky — 4.4%
City of Berea, Berea College Project
Series 2002A, Rev., VRDO, 2.70%, 3/1/2023 (a)	3,300	3,300
Series 2003B, Rev., VRDO, 2.70%, 3/1/2023 (a)	615	615
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Kentucky — continued
Louisville Regional Airport Authority, UPS Worldwide Forwarding, Inc.
Series 1999C, Rev., VRDO, 2.70%, 3/1/2023 (a)	10,000	10,000
Series 1999A, Rev., VRDO, 2.80%, 3/1/2023 (a)	34,200	34,200
Tender Option Bond Trust Receipts/Certificates Series 2017-XG0113, Rev., VRDO, LOC : Barclays Bank plc, 3.46%, 3/7/2023 (a) (b)	3,735	3,735
		51,850
Louisiana — 0.1%
East Baton Rouge Parish Industrial Development Board, Inc., ExxonMobil Project, Gulf Opportunity Zone Series 2010A, Rev., VRDO, 2.60%, 3/1/2023 (a)	1,500	1,500
Maine — 0.4%
Maine State Housing Authority, Mortgage Purchase Bonds, Rev., AMT, VRDO, LIQ : UBS AG, 3.45%, 3/7/2023 (a)	5,000	5,000
Maryland — 2.6%
Maryland Community Development Administration Series 2006J, Rev., AMT, VRDO, LIQ : Wells Fargo Bank NA, 3.48%, 3/7/2023 (a)	7,100	7,100
Maryland Community Development Administration, Housing and Community Development Series 2006G, Rev., AMT, VRDO, LIQ : Wells Fargo Bank NA, 3.48%, 3/7/2023 (a)	8,870	8,870
Maryland Community Development Administration, The Residences at Ellicott Gardens LLC Series 2008C, Rev., VRDO, LIQ : FHLMC, 3.45%, 3/7/2023 (a)	5,575	5,575
Montgomery County Housing Opportunities Commission, Single Family Mortgage Series 2018B, Rev., AMT, VRDO, LOC : PNC Bank NA, 3.47%, 3/7/2023 (a)	25	25
RBC Municipal Products, Inc. Trust, Floater Certificates Series 2023-G122, Rev., VRDO, LOC : Royal Bank of Canada, 3.62%, 3/7/2023 (a) (b)	3,800	3,800
Washington Suburban Sanitary Commission
Series B3, Rev., BAN, VRDO, GTD, LIQ : State Street Bank & Trust Co., 3.45%, 3/1/2023 (a)	2,535	2,535
Series B4, Rev., BAN, VRDO, GTD, LIQ : State Street Bank & Trust Co., 3.45%, 3/1/2023 (a)	3,550	3,550
		31,455
SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. Morgan Money Market Funds	February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Massachusetts — 2.7%
Massachusetts Health and Educational Facilities Authority, Harvard University Issue Series 2000Y, Rev., VRDO, 3.30%, 3/7/2023 (a)	3,495	3,495
Massachusetts Transportation Trust Fund Metropolitan Highway System Series 2022A-3, Rev., VRDO, LIQ : US Bank NA, 3.48%, 3/7/2023 (a)	15,000	15,000
RBC Municipal Products, Inc. Trust, Floater Certificates Series E-144, GO, RAN, VRDO, LOC : Royal Bank of Canada, 3.45%, 3/2/2023 (a) (b)	725	725
Rib Floater Trust Various States Series 39, Rev., VRDO, LIQ : Barclays Bank plc, 2.63%, 3/1/2023 (a) (b)	1,235	1,235
Tender Option Bond Trust Receipts/Certificates
Series 2022-XM1051, Rev., VRDO, LIQ : Royal Bank of Canada, 3.45%, 3/7/2023 (a) (b)	4,475	4,475
Series 2022-XM0986, Rev., VRDO, LIQ : Royal Bank of Canada, 3.48%, 3/7/2023 (a) (b)	4,835	4,835
Town of Orange, GO, BAN, 3.75%, 8/24/2023	2,831	2,845
		32,610
Michigan — 1.8%
Michigan State Housing Development Authority, Rental Housing
Series 2016E, Rev., AMT, VRDO, LIQ : UBS AG, 3.47%, 3/7/2023 (a)	7,110	7,110
Series 2016C, Rev., AMT, VRDO, LIQ : TD Bank NA, 3.50%, 3/7/2023 (a)	14,700	14,700
		21,810
Minnesota — 0.8%
Minnesota Housing Finance Agency, Residential Housing Finance Series 2016F, Rev., AMT, VRDO, GNMA / FNMA / FHLMC COLL, LIQ : FHLB, 3.45%, 3/7/2023 (a)	8,900	8,900
Mississippi — 1.4%
Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc., Project
Series 2007C, Rev., VRDO, 2.55%, 3/1/2023 (a)	990	990
Series 2007E, Rev., VRDO, 2.55%, 3/1/2023 (a)	800	800
Series 2009C, Rev., VRDO, 2.55%, 3/1/2023 (a)	975	975
Series 2009E, Rev., VRDO, 2.55%, 3/1/2023 (a)	200	200
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Mississippi — continued
Series 2009F, Rev., VRDO, 2.55%, 3/1/2023 (a)	1,850	1,850
Series 2009G, Rev., VRDO, 2.55%, 3/1/2023 (a)	1,530	1,530
Series 2010I, Rev., VRDO, 2.55%, 3/1/2023 (a)	580	580
Series 2010L, Rev., VRDO, 2.55%, 3/1/2023 (a)	440	440
Series 2011B, Rev., VRDO, 2.55%, 3/1/2023 (a)	695	695
Series 2011D, Rev., VRDO, 2.55%, 3/1/2023 (a)	100	100
Rev., AMT, VRDO, 2.85%, 3/1/2023 (a)	8,800	8,800
		16,960
Missouri — 0.4%
Health and Educational Facilities Authority of the State of Missouri, BJC Health System Series C, Rev., VRDO, LIQ : BJC Health System, 3.40%, 3/7/2023 (a)	250	250
Missouri Development Finance Board, The Nelson Gallery Foundation Series 2008A, Rev., VRDO, LIQ : US Bank NA, 2.62%, 3/1/2023 (a)	750	750
Tender Option Bond Trust Receipts/Certificates Series 2017-XG0157, Rev., VRDO, LOC : Barclays Bank plc, 3.46%, 3/7/2023 (a) (b)	3,490	3,490
		4,490
Nebraska — 0.4%
Tender Option Bond Trust Receipts/Certificates Series 2022-XX1253, Rev., VRDO, LIQ : Barclays Bank plc, 3.45%, 3/7/2023 (a) (b)	4,670	4,670
Nevada — 0.3%
County of Clark, Industrial Development, Southwest Gas Corp., Project Series 2008A, Rev., AMT, VRDO, LOC : MUFG Union Bank NA, 3.50%, 3/7/2023 (a)	3,575	3,575
New Jersey — 0.6%
New Jersey Educational Facilities Authority Series 2006B, Rev., VRDO, LIQ : TD Bank NA, 3.40%, 3/7/2023 (a)	2,315	2,315
New Jersey Health Care Facilities Financing Authority, Virtual Health Inc. Series 2009E, Rev., VRDO, LOC : TD Bank NA, 2.65%, 3/7/2023 (a)	2,600	2,600
Tender Option Bond Trust Receipts/Certificates Series 2020-XF0957, Rev., VRDO, LOC : Royal Bank of Canada, 3.49%, 3/7/2023 (a) (b)	2,500	2,500
		7,415
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	75

JPMorgan Municipal Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — 4.5%
City of New York, Fiscal Year 2008 Subseries L-4, GO, VRDO, LOC : US Bank NA, 2.60%, 3/1/2023 (a)	500	500
City of New York, Fiscal Year 2018 Series B, Subseries B-4, GO, VRDO, LIQ : Barclays Bank plc, 2.60%, 3/1/2023 (a)	390	390
New York City Housing Development Corp., Fifth Avenue Apartments Series 2006A, Rev., VRDO, LOC : Citibank NA, 3.46%, 3/7/2023 (a)	1,550	1,550
New York City Housing Development Corp., Multi-Family Mortgage, 89 Murray Street Series 2005A, Rev., VRDO, LOC : FNMA, 3.14%, 3/7/2023 (a)	11,300	11,300
New York City Housing Development Corp., Multi-Family Mortgage, La Casa Del Sol Series 2005A, Rev., VRDO, LOC : Citibank NA, 3.46%, 3/7/2023 (a)	1,555	1,555
New York City Housing Development Corp., Multi-Family Mortgage, Urban Horizons II LP Series 2005A, Rev., VRDO, LOC : Citibank NA, 3.46%, 3/7/2023 (a)	1,365	1,365
New York City Housing Development Corp., Multi-Family, 1090 Franklin Avenue Apartments Series 2005A, Rev., VRDO, LOC : Citibank NA, 3.16%, 3/7/2023 (a)	375	375
New York City Industrial Development Agency, Empowerment Zone, Tiago Holdings LLC Project, Rev., VRDO, LOC : TD Bank NA, 3.43%, 3/7/2023 (a)	2,495	2,495
New York City Municipal Water Finance Authority, Second General Resolution
Series DD-1, Rev., VRDO, LIQ : TD Bank NA, 2.45%, 3/1/2023 (a)	955	955
Series 2014AA-4, Rev., VRDO, LIQ : State Street Bank & Trust Co., 2.47%, 3/1/2023 (a)	1,200	1,200
New York City Transitional Finance Authority, Future Tax Secured Subseries A2, Rev., VRDO, LIQ : UBS AG, 2.55%, 3/1/2023 (a)	3,300	3,300
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2011 Subseries A-4, Rev., VRDO, LIQ : Barclays Bank plc, 2.60%, 3/1/2023 (a)	850	850
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013 Series 2013C-5, Rev., VRDO, LOC : Sumitomo Mitsui Banking Corp., 3.40%, 3/7/2023 (a)	225	225
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued
RBC Municipal Products, Inc. Trust, Floater Certificates
Series G-120, Rev., VRDO, LOC : Royal Bank of Canada, 3.48%, 3/7/2023 (a) (b)	7,600	7,600
Series 2022-E154, Rev., VRDO, LOC : Royal Bank of Canada, 3.52%, 3/7/2023 (a) (b)	20,000	20,000
		53,660
North Carolina — 1.1%
North Carolina Medical Care Commission, Moses Cone Health System Series 2001B, Rev., VRDO, LIQ : Bank of Montreal, 2.63%, 3/1/2023 (a)	2,835	2,835
Tender Option Bond Trust Receipts/Certificates
Series 2022-ZL0341, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.45%, 3/7/2023 (a) (b)	2,130	2,130
Series 2022-ZL0405, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.47%, 3/7/2023 (a) (b)	3,330	3,330
Series 2022-XM1011, Rev., VRDO, AGM, LOC : Royal Bank of Canada, 3.49%, 3/7/2023 (a) (b)	4,200	4,200
		12,495
North Dakota — 0.2%
North Dakota Housing Finance Agency, Home Mortgage Finance Program
Series 2015C, Rev., VRDO, LIQ : TD Bank NA, 3.40%, 3/7/2023 (a)	1,740	1,740
Series 2015E, Rev., VRDO, LIQ : TD Bank NA, 3.40%, 3/7/2023 (a)	1,100	1,100
		2,840
Ohio — 1.4%
County of Montgomery, Health Partner Series 2019C, Rev., VRDO, LOC : PNC Bank NA, 2.60%, 3/1/2023 (a)	200	200
Ohio Housing Finance Agency, Mortgage-Backed Securities Program
Series F, Rev., AMT, VRDO, GNMA / FNMA / FHLMC, LIQ : TD Bank NA, 3.50%, 3/7/2023 (a)	4,105	4,105
Series I, Rev., AMT, VRDO, GNMA / FNMA / FHLMC, LIQ : TD Bank NA, 3.50%, 3/7/2023 (a)	4,540	4,540
State of Ohio, GO, VRDO, 3.45%, 3/1/2023 (a)	1,085	1,085
Tender Option Bond Trust Receipts/Certificates Series 2022-XX1266, Rev., VRDO, LOC : Barclays Bank plc, 3.46%, 3/7/2023 (a) (b)	6,750	6,750
		16,680
SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. Morgan Money Market Funds	February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Oregon — 0.9%
Marion County Housing Authority, Residence at Marian, Rev., VRDO, LOC : US Bank NA, 3.48%, 3/7/2023 (a)	215	215
Port of Portland, International Airport Subseries 18A, Rev., AMT, VRDO, LOC : Industrial & Commercial Bank of China, 4.70%, 3/7/2023 (a)	5,150	5,150
Port of Portland, Special Obligation, Horizon Air Industries, Inc., Project, Rev., VRDO, LOC : Bank of America NA, 2.77%, 3/1/2023 (a)	4,325	4,325
State of Oregon, Veterans Welfare Series 2017O, GO, VRDO, LIQ : US Bank NA, 2.62%, 3/1/2023 (a)	1,405	1,405
		11,095
Other — 5.2%
FHLMC, Multi-Family VRD Certificates
Series M017, Rev., VRDO, LIQ : FHLMC, 3.45%, 3/7/2023 (a) (b)	34,458	34,458
Series M019, Rev., VRDO, LIQ : FHLMC, 3.45%, 3/7/2023 (a) (b)	8,050	8,050
Series M028, Rev., VRDO, LIQ : FHLMC, 3.49%, 3/7/2023 (a) (b)	7,590	7,590
Series M025, Rev., VRDO, LIQ : FHLMC, 3.52%, 3/7/2023 (a) (b)	5,810	5,810
Series M026, Rev., VRDO, LIQ : FHLMC, 3.52%, 3/7/2023 (a) (b)	6,000	6,000
		61,908
Pennsylvania — 2.8%
Pennsylvania Turnpike Commission, Rev., VRDO, LOC : TD Bank NA, 3.40%, 3/7/2023 (a)	4,000	4,000
Tender Option Bond Trust Receipts/Certificates
Series 2022-XF3041, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.45%, 3/7/2023 (a) (b)	4,000	4,000
Series 2022-XG0412, Rev., VRDO, LIQ : Royal Bank of Canada, 3.45%, 3/7/2023 (a) (b)	3,115	3,115
Series 2022-XG0413, Rev., VRDO, LIQ : Royal Bank of Canada, 3.45%, 3/7/2023 (a) (b)	2,665	2,665
Series 2022-XG0437, Rev., VRDO, LOC : Barclays Bank plc, 3.47%, 3/7/2023 (a) (b)	5,000	5,000
Series 2022-XM1057, Rev., VRDO, LIQ : Bank of America NA, 3.47%, 3/7/2023 (a) (b)	2,500	2,500
Series 2022-XM1083, Rev., VRDO, AGM, LOC : Royal Bank of Canada, 3.51%, 3/7/2023 (a) (b)	11,375	11,375
		32,655
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Tennessee — 2.4%
Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Multi-Family Housing, Retreat Dry, Rev., VRDO, LOC : Citibank NA, 3.47%, 3/7/2023 (a)	4,105	4,105
Tender Option Bond Trust Receipts/Certificates
Series 2023-BAML5024, Rev., VRDO, LOC : Bank of America NA, 2.95%, 3/1/2023 (a) (b)	15,000	15,000
Series 2020-YX1139, Rev., VRDO, LOC : Barclays Bank plc, 3.47%, 3/7/2023 (a) (b)	3,795	3,795
Series 2022-XL0382, Rev., VRDO, LOC : Royal Bank of Canada, 3.49%, 3/7/2023 (a) (b)	5,400	5,400
		28,300
Texas — 7.0%
Calhoun Port Authority, Formosa Plastics Corp. Project Series 2011A, Rev., VRDO, LOC : Sumitomo Mitsui Banking Corp., 3.51%, 3/7/2023 (a) (b)	10,000	10,000
Gilmer Industrial Development Corp., Duoline Technologies LP Series 2008A, Rev., VRDO, LOC : Wells Fargo Bank NA, 3.55%, 3/7/2023 (a)	4,780	4,780
Gulf Coast Authority, Waste Disposal Environmental Facilities, ExxonMobil Project
Rev., VRDO, 2.64%, 3/1/2023 (a)	350	350
Rev., VRDO, 2.65%, 3/1/2023 (a)	3,200	3,200
Harris County Industrial Development Corp., Exxon Corp Project, Rev., VRDO, 2.65%, 3/1/2023 (a)	10,000	10,000
Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project
Rev., VRDO, 2.48%, 3/1/2023 (a)	1,800	1,800
Series 2002A, Rev., VRDO, 2.55%, 3/1/2023 (a)	8,200	8,200
Subseries B-2, Rev., VRDO, 2.65%, 3/1/2023 (a)	11,000	11,000
Subseries B-3, Rev., VRDO, 2.65%, 3/1/2023 (a)	100	100
Permanent University Fund - University of Texas System Series 2008A, Rev., VRDO, LIQ : University of Texas Management Co., 3.12%, 3/7/2023 (a)	9,000	9,000
State of Texas, Veterans, GO, AMT, VRDO, LIQ : State Street Bank & Trust Co., 3.55%, 3/7/2023 (a)	5,645	5,645
State of Texas, Veterans Housing Assistance Program Series 2002A2, GO, AMT, VRDO, LIQ : State Street Bank & Trust Co., 3.55%, 3/7/2023 (a)	3,655	3,655
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	77

JPMorgan Municipal Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Texas — continued
Tender Option Bond Trust Receipts/Certificates
Series 2022-XF1448, GO, VRDO, PSF-GTD, LIQ : Bank of America NA, 3.45%, 3/7/2023 (a) (b)	2,050	2,050
Series 2022-XM1050, Rev., VRDO, LIQ : Citibank NA, 3.45%, 3/7/2023 (a) (b)	950	950
Series 2022-XM1056, GO, VRDO, LIQ : Morgan Stanley Bank NA, 3.45%, 3/7/2023 (a) (b)	3,750	3,750
Series 2023-XF1447, Rev., VRDO, LIQ : Bank of America NA, 3.45%, 3/7/2023 (a) (b)	2,000	2,000
Series 2023-XG0444, Rev., VRDO, LOC : Royal Bank of Canada, 3.45%, 3/7/2023 (a) (b)	1,875	1,875
Series 2022-XF1392, Rev., VRDO, LIQ : TD Bank NA, 3.46%, 3/7/2023 (a) (b)	5,000	5,000
		83,355
Utah — 1.5%
County of Utah, IHC Health Services, Inc. Series 2016C, Rev., VRDO, LIQ : BMO Harris Bank NA, 3.55%, 3/7/2023 (a)	10,500	10,500
Tender Option Bond Trust Receipts/Certificates
Series 2022-XX1249, Rev., VRDO, LOC : Barclays Bank plc, 3.47%, 3/7/2023 (a) (b)	2,920	2,920
Series 2022-XG0364, Rev., VRDO, LIQ : Bank of America NA, 3.48%, 3/7/2023 (a) (b)	4,505	4,505
		17,925
Virginia — 1.0%
Albemarle County Economic Development Authority, Sentara Martha Jeffers Series 2018B, Rev., VRDO, LIQ : TD Bank NA, 2.50%, 3/1/2023 (a)	1,500	1,500
Botetourt County Industrial Development Authority, Altec Industries, Rev., VRDO, LOC : Bank of America NA, 3.49%, 3/7/2023 (a)	7,400	7,400
Fairfax County Economic Development Authority, Smithsonian Institution Series A, Rev., VRDO, LIQ : Northern Trust Co. (The), 3.30%, 3/7/2023 (a)	2,955	2,955
		11,855
Washington — 0.8%
Port of Tacoma, Subordinate Lien, Rev., AMT, VRDO, LOC : PNC Bank NA, 3.53%, 3/7/2023 (a)	6,920	6,920
Tender Option Bond Trust Receipts/Certificates Series 2022-XG0400, GO, VRDO, LIQ : Barclays Bank plc, 3.46%, 3/7/2023 (a) (b)	2,630	2,630
		9,550
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wisconsin — 0.4%
Wisconsin Housing and Economic Development Authority Housing Revenue Series 2022C, Rev., VRDO, LIQ : FHLB, 3.42%, 3/7/2023 (a)	4,650	4,650
Total Municipal Bonds (Cost $951,593)		951,593
Repurchase Agreements — 4.7%
Citigroup Global Markets Holdings, Inc., 4.52%, dated 2/28/2023, due 3/1/2023, repurchase price $55,168, collateralized by U.S. Treasury Securities, 0.00% - 4.00%, due 3/2/2023 - 11/15/2052, with a value of $56,264. (Cost $55,161)	55,161	55,161
	SHARES (000)
Variable Rate Demand Preferred Shares — 2.3%
Other — 2.3%
Nuveen AMT - Free Quality Municipal Income Fund Series 3-PFD, LIQ : TD Bank NA, 3.47%, 3/7/2023# (b)	7,500	7,500
Nuveen Quality Municipal Income Fund Series 2-2525, LIQ : Barclays Bank plc, 3.52%, 3/7/2023# (b)	20,000	20,000
Total Variable Rate Demand Preferred Shares (Cost $27,500)		27,500
	PRINCIPAL AMOUNT ($000)
Short Term Investments — 13.1%
Commercial Paper — 13.1%
Board of Regents of the University of Texas System
Series A, 3.10%, 4/10/2023	7,000	7,000
Series A, 3.37%, 4/12/2023	10,000	10,000
City & County of San Francisco
Series A-2, 3.38%, 6/7/2023	7,625	7,625
City of Atlanta
Series N-2, 3.55%, 4/25/2023	25,000	25,000
City of Houston
Series A, 3.30%, 3/23/2023	29,000	29,000
Series A, 3.50%, 3/23/2023	16,000	16,000
City of Jacksonville
Series 2016, 3.35%, 6/8/2023	11,000	11,000
County of Harris
Series J-1, 3.51%, 4/18/2023	5,225	5,225
SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. Morgan Money Market Funds	February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short Term Investments — continued
Commercial Paper — continued
County of King
Series A, 2.07%, 3/14/2023	5,000	5,000
Series A, 3.25%, 5/3/2023	5,000	5,000
El Paso Water and Sewer
Series A, 2.08%, 3/13/2023	5,000	5,000
Massachusetts Bay Transportation Authority
Series A, 3.15%, 5/2/2023	4,000	4,000
Miami Dade College Foundation, Inc.
Series 2021, 3.20%, 3/6/2023	8,000	8,000
University of North Texas System
Series A, 2.65%, 5/17/2023	13,650	13,650
University of Pittsburgh-of the Commonwealth System of Higher Education
Series B-2, 2.48%, 3/21/2023	5,000	5,000
Total Commercial Paper (Cost $156,500)		156,500
Total Short Term Investments (Cost $156,500)		156,500
Total Investments — 99.9% (Cost $1,190,754) *		1,190,754
Other Assets Less Liabilities — 0.1%		1,649
NET ASSETS — 100.0%		1,192,403

Percentages indicated are based on net assets.

Abbreviations
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
COLL	Collateral
COP	Certificate of Participation
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
GTD	Guaranteed
LIQ	Liquidity Agreement
LOC	Letter of Credit
PSF-GTD	Permanent School Fund Guaranteed
RAN	Revenue Anticipation Note
Rev.	Revenue
VRDO	Variable Rate Demand Obligation

††	The date shown represents the earliest of the next put date, next demand date or final maturity date.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of February 28, 2023.
*	The cost of securities is substantially the same for federal income tax purposes.
(a)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 28, 2023.

(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	79

JPMorgan California Municipal Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 52.9%
California — 52.9%
Abag Finance Authority for Nonprofit Corp., Reardon Heights Apartments, Rev., VRDO, LOC : FNMA, 2.78%, 3/7/2023 (a)	3,000	3,000
Alameda County Industrial Development Authority, JMS Family Partnership Series 1995A, Rev., VRDO, LOC : Wells Fargo Bank NA, 3.35%, 3/7/2023 (a)	3,330	3,330
Alameda County Industrial Development Authority, Plyproperties Project Series 1997A, Rev., VRDO, LOC : Wells Fargo Bank NA, 3.48%, 3/7/2023 (a)	280	280
Alameda Public Financing Authority Series 2003A, Rev., VRDO, LOC : Wells Fargo Bank NA, 3.30%, 3/7/2023 (a)	300	300
Antelope Valley-East Kern Water Agency Series 2008A-2, COP, VRDO, LOC : Wells Fargo Bank NA, 2.70%, 3/7/2023 (a)	535	535
Bay Area Toll Authority Series 2007G-1, Rev., VRDO, LOC : Bank of America NA, 2.15%, 3/7/2023 (a)	1,510	1,510
California Economic Development Financing Authority, Killion Industries Project, Rev., VRDO, LOC : Union Bank of California, 3.45%, 3/7/2023 (a)	2,490	2,490
California Educational Facilities Authority, Institute of Technology, Rev., VRDO, 2.60%, 3/2/2023 (a)	900	900
California Health Facilities Financing Authority, Adventist Health System Series 2009B, Rev., VRDO, LOC : US Bank NA, 1.65%, 3/1/2023 (a)	300	300
California Health Facilities Financing Authority, Memorial Health Services
Rev., VRDO, 2.65%, 3/7/2023 (a)	300	300
Series 2013A, Rev., VRDO, 2.65%, 3/7/2023 (a)	100	100
California Health Facilities Financing Authority, Scripps Health Series 2010C, Rev., VRDO, 2.35%, 3/7/2023 (a)	1,280	1,280
California Infrastructure and Economic Development Bank, Industrial Development, Silva Corks USA LLC Project, Rev., VRDO, LOC : Bank of America NA, 3.41%, 3/7/2023 (a)	1,215	1,215
California Infrastructure and Economic Development Bank, Pleasant Mattress Inc. Series 2000A, Rev., VRDO, LOC : Wells Fargo Bank NA, 3.45%, 3/7/2023 (a)	280	280
California Municipal Finance Authority, Multi-Family Housing, Pacific Meadows Apartments Series 2010A, Rev., VRDO, LIQ : FHLMC, 3.35%, 3/7/2023 (a)	580	580
California Pollution Control Financing Authority, Big Bear Disposal, Inc., Project, Rev., VRDO, LOC : Union Bank NA, 3.40%, 3/7/2023 (a)	420	420
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued
California Public Finance Authority, Sharp Healthcare
Series 2017B, Rev., VRDO, LOC : Barclays Bank plc, 1.55%, 3/1/2023 (a)	200	200
Series 2017C, Rev., VRDO, LOC : Barclays Bank plc, 1.55%, 3/1/2023 (a)	365	365
California Statewide Communities Development Authority, American Modular System Series 2001A, Rev., VRDO, LOC : Bank of the West, 3.33%, 3/7/2023 (a)	800	800
California Statewide Communities Development Authority, HSG Foxwood Series 1999J, Rev., VRDO, LOC : Wells Fargo Bank NA, 2.35%, 3/7/2023 (a)	1,200	1,200
California Statewide Communities Development Authority, Olen Jones Senior Apartments Series 2002BB, Rev., VRDO, LOC : Citibank NA, 2.90%, 3/7/2023 (a)	595	595
California Statewide Communities Development Authority, Rady Children's Hospital
Series 2008A, Rev., VRDO, LOC : US Bank NA, 1.65%, 3/1/2023 (a)	100	100
Series 2008C, Rev., VRDO, LOC : Northern Trust Co. (The), 2.20%, 3/7/2023 (a)	2,100	2,100
California Statewide Communities Development Authority, Salvation Army Series 2003EEE, Rev., VRDO, LOC : FNMA, 2.93%, 3/7/2023 (a)	3,800	3,800
California Statewide Communities Development Authority, Second Street Senior Apartments Series 2003TT, Rev., VRDO, LOC : FNMA, 2.78%, 3/7/2023 (a)	2,155	2,155
California Statewide Communities Development Authority, Sweep Loan Program Series 2007A, Rev., VRDO, LOC : US Bank NA, 2.40%, 3/7/2023 (a)	300	300
California Statewide Communities Development Authority, Village at Hesperia Series 2003CCC, Rev., VRDO, LOC : FNMA, 2.78%, 3/7/2023 (a)	2,100	2,100
City of Big Bear Lake, Southwest Gas Corp., Project Series 1993A, Rev., AMT, VRDO, LOC : Bank of America NA, 3.60%, 3/7/2023 (a)	850	850
City of Irvine, Assessment District No. 00-18, Limited Obligation Improvement Series 2001A, VRDO, LOC : State Street Bank & Trust Co., 1.62%, 3/1/2023 (a)	250	250
City of Irvine, Assessment District No. 03-19, Limited Obligation Improvement Series A, VRDO, LOC : US Bank NA, 1.65%, 3/1/2023 (a)	3,125	3,125
SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. Morgan Money Market Funds	February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
California — continued
City of Irvine, Reassessment District No. 05-21, Limited Obligation Improvement Series A, VRDO, LOC : Sumitomo Mitsui Banking Corp., 1.65%, 3/1/2023 (a)	930	930
City of Los Angeles, Rev., TRAN, 4.00%, 6/29/2023	400	401
City of Modesto, Live Oak Apartments Project, Rev., VRDO, FNMA, LIQ : FNMA, 3.15%, 3/7/2023 (a)	210	210
City of San Jose, Multi-Family Housing, Almaden Lake Village Apartments Series 2000A, Rev., VRDO, LOC : FNMA, 3.55%, 3/7/2023 (a)	2,000	2,000
City of Santa Rosa, Multi-Family Housing, Crossings at Santa Rosa Series 2006A, Rev., VRDO, LOC : Citibank NA, 2.81%, 3/7/2023 (a)	1,540	1,540
County of San Bernardino, Evergreen Apartments Series 1999A, Rev., VRDO, LOC : FNMA, 2.33%, 3/7/2023 (a)	1,400	1,400
County of San Bernardino, Green Valley Apartments Series 1999A, Rev., VRDO, LOC : FNMA, 2.33%, 3/7/2023 (a)	2,515	2,515
County of San Bernardino, Somerset Apartments LLC Series 1999A, Rev., VRDO, LOC : FNMA, 2.33%, 3/7/2023 (a)	950	950
County of San Bernardino, Sycamore Terrace Apartments Series 1999A, Rev., VRDO, LOC : FNMA, 2.33%, 3/7/2023 (a)	700	700
County of San Diego, COP, VRDO, LOC : Wells Fargo Bank NA, 2.88%, 3/7/2023 (a)	100	100
Irvine Ranch Water District
Series 2009B, VRDO, LOC : Bank of America NA, 1.55%, 3/1/2023 (a)	6,815	6,815
Series 2009A, VRDO, LOC : US Bank NA, 1.65%, 3/1/2023 (a)	1,060	1,060
Los Angeles Department of Water and Power, Power System Series 2001B, Subseries B1, Rev., VRDO, LIQ : Barclays Bank plc, 2.25%, 3/7/2023 (a)	2,000	2,000
Los Angeles Department of Water and Power, Water System Series Subseies B4, Rev., VRDO, LIQ : Barclays Bank plc, 1.55%, 3/1/2023 (a)	6,700	6,700
Metropolitan Water District of Southern California Series 2017A, Rev., VRDO, LIQ : PNC Bank NA, 1.54%, 3/1/2023 (a)	200	200
Orange County Water District Series 2003A, COP, VRDO, LOC : Bank of America NA, 2.68%, 3/7/2023 (a)	200	200
Rancho Water District Community Facilities District No. 89-5, Rev., VRDO, LOC : Wells Fargo Bank NA, 2.70%, 3/7/2023 (a)	355	355
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued
RBC Municipal Products, Inc. Trust, Floater Certificates Series G118, VRDO, LOC : Royal Bank of Canada, 3.57%, 4/3/2023 (a) (b)	1,050	1,050
Regents of the University of California Medical Center Pooled
Series 2013K, Rev., VRDO, 1.55%, 3/1/2023 (a)	4,175	4,175
Series 2020-O1, Rev., VRDO, 1.55%, 3/1/2023 (a)	10,000	10,000
Rib Floater Trust Various States
Series 45, GO, VRDO, LIQ : Barclays Bank plc, 2.60%, 3/1/2023 (a) (b)	1,985	1,985
Series 40, Rev., VRDO, LIQ : Barclays Bank plc, 2.60%, 3/7/2023 (a) (b)	1,630	1,630
Riverside County Housing Authority, Tyler Springs Apartments Series 1999C, Rev., VRDO, LOC : FNMA, 2.33%, 3/7/2023 (a)	425	425
Sacramento County Housing Authority, Terrace Apartments, Rev., VRDO, FNMA, LIQ : FNMA, 2.33%, 3/7/2023 (a)	1,175	1,175
San Diego Housing Authority, Multi-Family Housing Series 2006B, Rev., VRDO, LOC : Citibank NA, 3.52%, 3/7/2023 (a)	2,545	2,545
San Francisco City and County Redevelopment Agency Successor Agency, Maria Manor Apartments Series 2000F, Rev., VRDO, LOC : Citibank NA, 2.87%, 3/7/2023 (a)	725	725
Santa Clara County Financing Authority, El Camino Hospital Series 2009A, Rev., VRDO, LOC : Wells Fargo Bank NA, 2.29%, 3/7/2023 (a)	200	200
Southern California Public Power Authority, Canyon Power Project Series 2022B, Rev., VRDO, LOC : Sumitomo Mitsui Banking Corp., 2.22%, 3/7/2023 (a)	1,815	1,815
State of California
Series 2003C-1, GO, VRDO, LOC : TD Bank NA, 2.00%, 3/7/2023 (a)	1,485	1,485
GO, 5.00%, 4/1/2023	5,000	5,009
Tender Option Bond Trust Receipts/Certificates
Series 2017-XF2429, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.44%, 3/7/2023 (a) (b)	2,970	2,970
Series 2022-XM1040, Rev., VRDO, LIQ : UBS AG, 3.44%, 3/7/2023 (a) (b)	4,325	4,325
Series 2022-XX1258, Rev., VRDO, LIQ : Barclays Bank plc, 3.44%, 3/7/2023 (a) (b)	2,000	2,000
Series 2022-XX1262, Rev., VRDO, LIQ : Barclays Bank plc, 3.44%, 3/7/2023 (a) (b)	1,875	1,875
Series 2022-XX1263, Rev., VRDO, LIQ : Barclays Bank plc, 3.44%, 3/7/2023 (a) (b)	1,875	1,875
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	81

JPMorgan California Municipal Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
California — continued
Series 2022-ZL0410, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.44%, 3/7/2023 (a) (b)	5,000	5,000
Series 2016-XF2322, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.45%, 3/7/2023 (a) (b)	7,500	7,500
Series 2017-XG0121, Rev., VRDO, LIQ : Bank of America NA, 3.45%, 3/7/2023 (a) (b)	7,130	7,130
Series 2018-XM0647, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.45%, 3/7/2023 (a) (b)	8,970	8,970
Series 2018-ZF2771, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.45%, 3/7/2023 (a) (b)	4,750	4,750
Series 2021-XF2962, Rev., VRDO, LIQ : Barclays Bank plc, 3.45%, 3/7/2023 (a) (b)	770	770
Series 2022-XF1323, Rev., VRDO, LIQ : TD Bank NA, 3.45%, 3/7/2023 (a) (b)	2,650	2,650
Series 2022-XF1326, GO, VRDO, LIQ : TD Bank NA, 3.45%, 3/7/2023 (a) (b)	4,000	4,000
Series 2022-XF1386, GO, VRDO, LIQ : Bank of America NA, 3.45%, 3/7/2023 (a) (b)	2,915	2,915
Series 2022-XF1415, Rev., VRDO, LIQ : TD Bank NA, 3.45%, 3/7/2023 (a) (b)	1,705	1,705
Series 2022-XF1438, GO, VRDO, LOC : Bank of America NA, 3.45%, 3/7/2023 (a) (b)	1,485	1,485
Series 2022-XF3006, Rev., VRDO, LIQ : Barclays Bank plc, 3.45%, 3/7/2023 (a) (b)	4,000	4,000
Series 2022-XF3025, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.45%, 3/7/2023 (a) (b)	7,750	7,750
Series 2022-XG0372, COP, VRDO, LIQ : Wells Fargo Bank NA, 3.45%, 3/7/2023 (a) (b)	3,130	3,130
Series 2022-XG0393, GO, VRDO, LOC : Barclays Bank plc, 3.45%, 3/7/2023 (a) (b)	2,400	2,400
Series 2022-XL0384, GO, VRDO, LOC : Royal Bank of Canada, 3.45%, 3/7/2023 (a) (b)	1,900	1,900
Series 2022-XM1007, Rev., VRDO, LIQ : Royal Bank of Canada, 3.45%, 3/7/2023 (a) (b)	3,840	3,840
Series 2022-XM1014, GO, VRDO, LIQ : Royal Bank of Canada, 3.45%, 3/7/2023 (a) (b)	5,270	5,270
Series 2022-XM1036, Rev., VRDO, LIQ : Bank of America NA, 3.45%, 3/7/2023 (a) (b)	2,665	2,665
Series 2022-XX1239, GO, VRDO, LIQ : Barclays Bank plc, 3.45%, 3/7/2023 (a) (b)	4,675	4,675
Series 2022-YX1200, Rev., VRDO, LIQ : Barclays Bank plc, 3.45%, 3/7/2023 (a) (b)	2,500	2,500
Series 2022-ZL0231, Rev., VRDO, LIQ : Royal Bank of Canada, 3.45%, 3/7/2023 (a) (b)	1,330	1,330
Series 2022-ZL0233, Rev., VRDO, LIQ : Royal Bank of Canada, 3.45%, 3/7/2023 (a) (b)	1,000	1,000
Series 2022-ZL0242, GO, VRDO, LOC : Royal Bank of Canada, 3.45%, 3/7/2023 (a) (b)	1,800	1,800
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued
Series 2022-ZL0287, Rev., VRDO, LIQ : Royal Bank of Canada, 3.45%, 3/7/2023 (a) (b)	5,905	5,905
Series 2022-ZL0291, Rev., VRDO, LIQ : Royal Bank of Canada, 3.45%, 3/7/2023 (a) (b)	2,700	2,700
Series 2023-XF1479, Rev., VRDO, LIQ : TD Bank NA, 3.45%, 3/7/2023 (a) (b)	1,280	1,280
Series 2018-XG0182, Rev., VRDO, LOC : Barclays Bank plc, 3.46%, 3/7/2023 (a) (b)	2,505	2,505
Series 2022-XX1215, Rev., VRDO, LOC : Barclays Bank plc, 3.46%, 3/7/2023 (a) (b)	1,500	1,500
Series 2022-YX1229, Rev., VRDO, LIQ : Barclays Bank plc, 3.46%, 3/7/2023 (a) (b)	5,980	5,980
Series 2021-XG0341, Rev., VRDO, LOC : Bank of America NA, 3.47%, 3/7/2023 (a) (b)	7,500	7,500
Series 2022-XF1376, Rev., VRDO, LIQ : Bank of America NA, 3.47%, 3/7/2023 (a) (b)	2,500	2,500
Series 2022-XF1384, Rev., VRDO, LIQ : TD Bank NA, 3.48%, 3/7/2023 (a) (b)	1,500	1,500
Series 2022-XG0363, GO, VRDO, LOC : Bank of America NA, 3.50%, 3/7/2023 (a) (b)	4,690	4,690
University of California
Series 2013AL-3, Rev., VRDO, 1.55%, 3/1/2023 (a)	6,925	6,925
Series 2013AL-4, Rev., VRDO, 1.55%, 3/1/2023 (a)	2,570	2,570
		242,790
Total Municipal Bonds (Cost $242,790)		242,790
	SHARES (000)
Variable Rate Demand Preferred Shares — 11.1%
California — 11.1%
Nuveen California AMT - Free Quality Municipal Income Fund Series 6, LIQ : Sumitomo Mitsui Banking Corp., 3.45%, 3/7/2023# (b)	12,000	12,000
Nuveen California Quality Municipal Income Fund
Series 4, LIQ : Royal Bank of Canada, 3.49%, 3/7/2023# (b)	14,000	14,000
Series 1-1362, LIQ : Societe Generale, 3.51%, 3/7/2023# (b)	25,000	25,000
Total Variable Rate Demand Preferred Shares (Cost $51,000)		51,000
SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. Morgan Money Market Funds	February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short Term Investments — 36.0%
Commercial Paper — 36.0%
California Statewide Communities Development Authority
Series 08-C, 2.98%, 3/2/2023	5,000	5,000
Series B-6, 2.95%, 3/8/2023	7,000	7,000
Series B-5, 2.87%, 3/9/2023	3,000	3,000
Series 08-C, 2.93%, 3/15/2023	3,000	3,000
Series 08-B, 2.95%, 4/3/2023	4,000	4,000
Series 9B-1, 2.75%, 5/3/2023	4,400	4,399
Series B-5, 2.80%, 5/9/2023	3,000	3,000
Series 9B-4, 2.68%, 5/10/2023	10,000	10,000
Series D, 2.61%, 5/17/2023	10,500	10,500
East Bay Municipal Utility District
Series A-1, 2.80%, 3/7/2023	5,090	5,090
Los Angeles County Capital Asset Leasing Corp.
3.25%, 4/26/2023	15,000	15,000
Municipal Improvement Corp.
3.10%, 5/10/2023	9,230	9,230
Series A-3, 3.10%, 5/10/2023	2,000	2,000
Sacramento Municipal Utility District
Series M-1, 2.70%, 3/8/2023	8,000	8,000
San Diego County Water Authority
Series 10, 2.40%, 3/1/2023	10,000	10,000
Series 10, 2.82%, 3/7/2023	11,000	11,000
San Francisco City and County Public Utilities Commission
Series A2, 2.78%, 3/7/2023	20,000	20,000
Series A-1, 2.65%, 3/8/2023	5,000	5,000
2.65%, 3/8/2023	5,180	5,180
San Francisco City and County Public Utilities Commission, Wastewater Revenue
Series A-6, 2.50%, 3/7/2023	10,000	9,999
Series A-7, 2.65%, 3/8/2023	9,175	9,175
Santa Clara Valley Water District
Series A, 2.75%, 3/6/2023	2,600	2,600
State of California
Series 11A5, 3.07%, 4/18/2023	3,000	3,000
Total Commercial Paper (Cost $165,173)		165,173
Total Short Term Investments (Cost $165,173)		165,173
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Total Investments — 100.0% (Cost $458,963) *		458,963
Other Assets Less Liabilities — 0.0% ^		90
NET ASSETS — 100.0%		459,053

Percentages indicated are based on net assets.

Abbreviations
AMT	Alternative Minimum Tax
COP	Certificate of Participation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GO	General Obligation
LIQ	Liquidity Agreement
LOC	Letter of Credit
Rev.	Revenue
TRAN	Tax & Revenue Anticipation Note
VRDO	Variable Rate Demand Obligation

^	Amount rounds to less than 0.1% of net assets.
††	The date shown represents the earliest of the next put date, next demand date or final maturity date.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of February 28, 2023.
*	The cost of securities is substantially the same for federal income tax purposes.
(a)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 28, 2023.

(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	83

JPMorgan New York Municipal Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 88.8%
California — 4.5%
Los Angeles Department of Water and Power, Power System Subseries B-6, Rev., VRDO, LIQ : Barclays Bank plc, 1.55%, 3/1/2023 (a)	39,100	39,100
University of California
Series 2013AL-3, Rev., VRDO, 1.55%, 3/1/2023 (a)	43,635	43,635
Series 2013AL-4, Rev., VRDO, 1.55%, 3/1/2023 (a)	20,000	20,000
Series 2023BP-2, Rev., VRDO, 1.55%, 3/1/2023 (a)	15,000	15,000
		117,735
Louisiana — 2.1%
East Baton Rouge Parish Industrial Development Board, Inc., ExxonMobil Project, Gulf Opportunity Zone Series 2010A, Rev., VRDO, 2.60%, 3/1/2023 (a)	55,000	55,000
Mississippi — 1.3%
Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc., Project
Series 2009B, Rev., VRDO, 2.55%, 3/1/2023 (a)	13,000	13,000
Series 2010J, Rev., VRDO, 2.60%, 3/1/2023 (a)	21,000	21,000
		34,000
New York — 80.4%
Albany Industrial Development Agency, Civic Facility, Living Resources Corp., Project Series 2007A, Rev., VRDO, LOC : HSBC Bank USA NA, 3.44%, 3/7/2023 (a)	2,245	2,245
Amherst Development Corp., Student Housing Facility, South Lake Village Project Series 2010B, Rev., VRDO, LOC : HSBC Bank USA NA, 3.50%, 3/7/2023 (a)	10,995	10,995
Battery Park City Authority
Series 2019D-1, Rev., VRDO, LIQ : TD Bank NA, 3.40%, 3/7/2023 (a)	2,400	2,400
Series 2019D-2, Rev., VRDO, LIQ : TD Bank NA, 3.40%, 3/7/2023 (a)	36,000	36,000
Build NYC Resource Corp., Rev., VRDO, LOC : TD Bank NA, 3.42%, 3/7/2023 (a)	150	150
Central Islip Union Free School District, GO, TAN, 3.50%, 4/5/2023	6,000	6,002
City of New York, Fiscal Year 2006
Subseries I-4, GO, VRDO, LOC : TD Bank NA, 2.45%, 3/1/2023 (a)	1,800	1,800
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued
Series 2006I, GO, VRDO, LIQ : State Street Bank & Trust Co., 2.47%, 3/1/2023 (a)	2,100	2,100
Series 2006E-2, GO, VRDO, LOC : Bank of America NA, 2.60%, 3/1/2023 (a)	3,575	3,575
City of New York, Fiscal Year 2008 Subseries L-4, GO, VRDO, LOC : US Bank NA, 2.60%, 3/1/2023 (a)	2,000	2,000
City of New York, Fiscal Year 2012
Subseries G-6, GO, VRDO, LOC : Mizuho Bank Ltd., 2.42%, 3/1/2023 (a)	2,300	2,300
Series 2012D-3A, GO, VRDO, LIQ : Bank of New York Mellon (The), 2.47%, 3/1/2023 (a)	5,150	5,150
City of New York, Fiscal Year 2013
Series 2013A-3, GO, VRDO, LOC : Mizuho Bank Ltd., 2.47%, 3/1/2023 (a)	330	330
Subseries A-2, GO, VRDO, LOC : Mizuho Bank Ltd., 2.47%, 3/1/2023 (a)	24,730	24,730
Series 2013F3, GO, VRDO, LIQ : Bank of America NA, 2.60%, 3/1/2023 (a)	3,200	3,200
City of New York, Fiscal Year 2015 Series 2015F-5, GO, VRDO, LIQ : Barclays Bank plc, 2.60%, 3/1/2023 (a)	395	395
City of New York, Fiscal Year 2017 Series 2017A, Subseries A-4, GO, VRDO, LOC : Citibank NA, 3.41%, 3/7/2023 (a)	19,050	19,050
City of New York, Fiscal Year 2018 Series 2018E, GO, VRDO, LOC : TD Bank NA, 2.45%, 3/1/2023 (a)	300	300
City of New York, Fiscal Year 2023
Series 2023A, Subseries A-3, GO, VRDO, LIQ : Bank of Montreal, 2.45%, 3/1/2023 (a)	7,460	7,460
Series 2023A, Subseries A-4, GO, VRDO, LIQ : TD Bank NA, 2.45%, 3/1/2023 (a)	2,300	2,300
Edgemont Union Free School District at Greenburgh, GO, BAN, 3.50%, 5/1/2023	3,800	3,805
Erie County Industrial Development Agency (The), Our Lady Victory Corp. Series 2007A, Rev., VRDO, LOC : HSBC Bank USA NA, 3.45%, 3/7/2023 (a)	2,545	2,545
Letchworth Central School District of Gainesville, GO, BAN, 4.00%, 6/29/2023	4,150	4,170
Metropolitan Transportation Authority
Series 2012G-1, Rev., VRDO, LOC : Barclays Bank plc, 2.60%, 3/1/2023 (a)	1,935	1,935
Subseries E-1, Rev., VRDO, LOC : Barclays Bank plc, 2.60%, 3/1/2023 (a)	1,600	1,600
Subseries E-3, Rev., VRDO, LOC : Bank of America NA, 2.60%, 3/1/2023 (a)	5,970	5,970
SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. Morgan Money Market Funds	February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
Subseries 2012G-2, Rev., VRDO, LOC : TD Bank NA, 3.40%, 3/7/2023 (a)	20,000	20,000
Series 2020B, Subseries B-1, Rev., VRDO, LOC : PNC Bank NA, 3.42%, 3/7/2023 (a)	37,920	37,920
Subseries B-2, Rev., VRDO, LOC : PNC Bank NA, 3.42%, 3/7/2023 (a)	3,700	3,700
Metropolitan Transportation Authority, Dedicated Tax Fund
Series 2008A-1, Rev., VRDO, LOC : TD Bank NA, 2.45%, 3/1/2023 (a)	375	375
Subseries E-2, Rev., VRDO, LOC : Bank of America NA, 3.39%, 3/7/2023 (a)	3,587	3,586
Series 2008A-2B, Rev., VRDO, LOC : PNC Bank NA, 3.42%, 3/7/2023 (a)	46,595	46,595
Mount Sinai Union Free School District, GO, TAN, 4.00%, 6/27/2023	13,200	13,229
Nassau County Industrial Development Agency, Clinton Plaza Senior Housing Project, Rev., VRDO, LOC : FNMA, 3.52%, 3/7/2023 (a)	6,000	6,000
Nassau County Industrial Development Agency, Cold Spring Harbor Laboratory, Rev., VRDO, LIQ : TD Bank NA, 2.40%, 3/1/2023 (a)	10,745	10,745
New York City Health and Hospitals Corp., Health System
Series 2008C, Rev., VRDO, LOC : TD Bank NA, 3.42%, 3/7/2023 (a)	2,050	2,050
Series 2008B, Rev., VRDO, LOC : TD Bank NA, 3.44%, 3/7/2023 (a)	3,515	3,515
New York City Housing Development Corp., Fifth Avenue Apartments Series 2006A, Rev., VRDO, LOC : Citibank NA, 3.46%, 3/7/2023 (a)	6,740	6,740
New York City Housing Development Corp., Markham Gardens Apartment Series 2006A, Rev., VRDO, LOC : FHLMC, 3.14%, 3/7/2023 (a)	10,000	10,000
New York City Housing Development Corp., Multi-Family Mortgage, 89 Murray Street Series 2005A, Rev., VRDO, LOC : FNMA, 3.14%, 3/7/2023 (a)	10,000	10,000
New York City Housing Development Corp., Multi-Family Mortgage, Elliott Chelsea Development Series 2010A, Rev., VRDO, LIQ : FHLMC, 3.34%, 3/7/2023 (a)	25,205	25,205
New York City Housing Development Corp., Multi-Family Mortgage, La Casa Del Sol Series 2005A, Rev., VRDO, LOC : Citibank NA, 3.46%, 3/7/2023 (a)	1,995	1,995
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued
New York City Housing Development Corp., Multi-Family Mortgage, Manhattan Court Series 2004A, Rev., VRDO, LOC : Citibank NA, 3.45%, 3/7/2023 (a)	3,250	3,250
New York City Housing Development Corp., Multi-Family Mortgage, Urban Horizons II LP Series 2005A, Rev., VRDO, LOC : Citibank NA, 3.46%, 3/7/2023 (a)	3,000	3,000
New York City Housing Development Corp., Multi-Family Mortgage, West 26th Street Development Series 2011B, Rev., VRDO, 3.42%, 3/7/2023 (a)	800	800
New York City Housing Development Corp., Multi-Family Rent Housing, Gold Street Series 2006A, Rev., VRDO, LOC : FNMA, 3.35%, 3/7/2023 (a)	51,500	51,500
New York City Housing Development Corp., Multi-Family Rent Housing, Queenswood Apartments Series 2001A, Rev., VRDO, LOC : FHLMC, 3.10%, 3/7/2023 (a)	600	600
New York City Housing Development Corp., Multi-Family Rental Housing Series 2009A, Rev., VRDO, LOC : FHLMC, 3.44%, 3/7/2023 (a)	2,315	2,315
New York City Housing Development Corp., Multi-Family Rental Housing, West 89th Street Development
Series 2006A, Rev., VRDO, LOC : FNMA, 3.35%, 3/7/2023 (a)	39,050	39,050
Series 2000A, Rev., VRDO, LOC : FNMA, 3.40%, 3/7/2023 (a)	3,830	3,830
New York City Housing Development Corp., Multi-Family, 1090 Franklin Avenue Apartments Series 2005A, Rev., VRDO, LOC : Citibank NA, 3.16%, 3/7/2023 (a)	1,745	1,745
New York City Housing Development Corp., Multi-Family, 201 Pearl LLC Series 2006A, Rev., VRDO, LOC : FNMA, 3.35%, 3/7/2023 (a)	3,550	3,550
New York City Housing Development Corp., Multi-Family, 90 Washington Street Series 2005A, Rev., VRDO, LOC : FNMA, 3.38%, 3/7/2023 (a)	300	300
New York City Housing Development Corp., Nagle Courtyard Apartments Series 2004A, Rev., VRDO, LOC : FNMA, 3.46%, 3/7/2023 (a)	3,800	3,800
New York City Housing Development Corp., Ogden Ave Ltd. Partnership Series 2004A, Rev., VRDO, LOC : FNMA, 3.46%, 3/7/2023 (a)	1,160	1,160
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	85

JPMorgan New York Municipal Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
New York City Housing Development Corp., West 26th Street Development
Series 2012A, Rev., VRDO, LIQ : FHLMC, 3.42%, 3/7/2023 (a)	3,650	3,650
Series 2011A, Rev., AMT, VRDO, LIQ : FHLMC, 3.45%, 3/7/2023 (a)	7,600	7,600
New York City Industrial Development Agency, Air Express International Corp., Project, Rev., VRDO, LOC : Citibank NA, 3.50%, 3/7/2023 (a)	14,000	14,000
New York City Industrial Development Agency, Civic Facility, Rev., VRDO, LOC : TD Bank NA, 3.44%, 3/7/2023 (a)	2,525	2,525
New York City Industrial Development Agency, Washington LLC Project, Rev., VRDO, LOC : Bank of China Ltd., 3.50%, 3/1/2023 (a)	6,020	6,020
New York City Municipal Water Finance Authority, Second General Resolution
Series 2010CC, Rev., VRDO, LIQ : State Street Bank & Trust Co., 2.45%, 3/1/2023 (a)	5,880	5,880
Series DD-1, Rev., VRDO, LIQ : TD Bank NA, 2.45%, 3/1/2023 (a)	1,475	1,475
Series 2009BB-1, Rev., VRDO, LIQ : UBS AG, 2.55%, 3/1/2023 (a)	12,205	12,205
Series 2013AA-2, Rev., VRDO, LIQ : Bank of Tokyo-Mitsubishi UFJ Ltd., 3.35%, 3/7/2023 (a)	14,045	14,045
New York City Municipal Water Finance Authority, Second General Resolution, Fiscal Year 2008 Series 2008BB-5, Rev., VRDO, LIQ : Bank of America NA, 2.55%, 3/1/2023 (a)	605	605
New York City Municipal Water Finance Authority, Second General Resolution, Fiscal year 2011 Series DD-3A, Rev., VRDO, LIQ : US Bank NA, 2.60%, 3/1/2023 (a)	500	500
New York City Municipal Water Finance Authority, Second General Resolution, Fiscal Year 2011 Series DD-3B, Rev., VRDO, LIQ : State Street Bank & Trust Co., 2.60%, 3/1/2023 (a)	19,715	19,715
New York City Municipal Water Finance Authority, Second General Resolution, Fiscal Year 2013 Series 2013AA, Rev., VRDO, LIQ : PNC Bank NA, 3.43%, 3/7/2023 (a)	15,250	15,250
New York City Municipal Water Finance Authority, Second General Resolution, Fiscal Year 2019 Series BB, Rev., VRDO, LIQ : TD Bank NA, 3.40%, 3/7/2023 (a)	2,000	2,000
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued
New York City Municipal Water Finance Authority, Second General Resolution, Fiscal year 2023 Subseries BB-2, Rev., VRDO, LIQ : Mizuho Bank Ltd., 2.55%, 3/1/2023 (a)	21,400	21,400
New York City Municipal Water Finance Authority, Second Generation, Fiscal Year 2008 Series 2008BB-1, Rev., VRDO, LIQ : Bank of Tokyo-Mitsubishi UFJ Ltd., 3.35%, 3/7/2023 (a)	22,730	22,730
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution Series 2009BB-2, Rev., VRDO, LIQ : UBS AG, 2.55%, 3/1/2023 (a)	20,655	20,655
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal year 2014
Series 2014AA-3, Rev., VRDO, LIQ : TD Bank NA, 2.45%, 3/1/2023 (a)	565	565
Series AA-5, Rev., VRDO, LIQ : Mizuho Bank Ltd., 2.45%, 3/1/2023 (a)	7,895	7,895
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal year 2017 Series 2017BB, Rev., VRDO, LIQ : State Street Bank & Trust Co., 2.58%, 3/1/2023 (a)	400	400
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal year 2021 Subseries SUBEE2, Rev., VRDO, LIQ : State Street Bank & Trust Co., 2.60%, 3/1/2023 (a)	2,000	2,000
New York City Transitional Finance Authority, Future Tax Secured
Subseries A2, Rev., VRDO, LIQ : UBS AG, 2.55%, 3/1/2023 (a)	4,800	4,800
Rev., VRDO, LIQ : US Bank NA, 2.60%, 3/1/2023 (a)	150	150
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2003 Series 2003A4, Rev., VRDO, LIQ : TD Bank NA, 2.45%, 3/1/2023 (a)	4,495	4,495
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013 Series 2013C-5, Rev., VRDO, LOC : Sumitomo Mitsui Banking Corp., 3.40%, 3/7/2023 (a)	7,700	7,700
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2014 Series D-3, Rev., VRDO, LIQ : Mizuho Bank Ltd., 2.58%, 3/1/2023 (a)	19,050	19,050
SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. Morgan Money Market Funds	February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2019 Series 2019C-4, Rev., VRDO, LIQ : Barclays Bank plc, 2.60%, 3/1/2023 (a)	24,000	24,000
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2023 Subseries A3, Rev., VRDO, LIQ : Bank of New York Mellon (The), 2.47%, 3/1/2023 (a)	3,500	3,500
New York City Water and Sewer System, Fiscal Year 2003 Series 2003F-1, Rev., VRDO, LIQ : Barclays Bank plc, 3.40%, 3/7/2023 (a)	800	800
New York State Dormitory Authority, Blythedale Children's Hospital, Rev., VRDO, LOC : TD Bank NA, 3.44%, 3/7/2023 (a)	6,890	6,890
New York State Dormitory Authority, Columbia University
Series 2009A, Rev., VRDO, 3.20%, 3/7/2023 (a)	4,985	4,985
Series 2003B, Rev., VRDO, 3.30%, 3/7/2023 (a)	3,885	3,885
New York State Dormitory Authority, Cornell University
Series 2019B, Rev., VRDO, LIQ : US Bank NA, 2.55%, 3/1/2023 (a)	18,975	18,975
Series 2004A, Rev., VRDO, LIQ : Bank of New York Mellon (The), 3.32%, 3/7/2023 (a)	600	600
Series 2004B, Rev., VRDO, LIQ : Bank of New York Mellon (The), 3.32%, 3/7/2023 (a)	160	160
New York State Dormitory Authority, Fordham University Series 2008A-1, Rev., VRDO, LOC : Bank of America NA, 3.37%, 3/7/2023 (a)	650	650
New York State Dormitory Authority, General Purpose Series 2020A, Rev., 5.00%, 3/15/2023 (b)	7,780	7,786
New York State Dormitory Authority, Highland Community Development Corp. Series 1994B, Rev., VRDO, LOC : HSBC Bank USA NA, 3.50%, 3/1/2023 (a)	1,000	1,000
New York State Dormitory Authority, Northern Westchester Hospital, Rev., VRDO, LOC : TD Bank NA, 3.40%, 3/7/2023 (a)	1,100	1,100
New York State Dormitory Authority, Royal Charter Properties, Rev., VRDO, LOC : FNMA, 3.10%, 3/7/2023 (a)	780	780
New York State Dormitory Authority, State Personal Income Tax Series 2018E, Rev., 5.00%, 3/15/2023	31,875	31,898
New York State Dormitory Authority, State Sales Tax
Series 2015A, Rev., 5.00%, 3/15/2023	120	120
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued
Series 2015B, Rev., 5.00%, 3/15/2023	25	25
Series 2016A, Rev., 5.00%, 3/15/2023	25	25
New York State Energy Research and Development Authority, Consolidated Edison Co. of New York, Inc. Project
Series 2010A3, Rev., VRDO, LOC : Scotiabank, 3.40%, 3/7/2023 (a)	200	200
Subseries A3, Rev., VRDO, LOC : Mizuho Bank Ltd., 3.45%, 3/7/2023 (a)	920	920
Subseries C3, Rev., VRDO, LOC : Mizuho Bank Ltd., 3.45%, 3/7/2023 (a)	17,000	17,000
Subseries C1, Rev., VRDO, LOC : Mizuho Bank Ltd., 3.47%, 3/7/2023 (a)	10,150	10,150
Series 2010A1, Rev., VRDO, LOC : Scotiabank, 3.48%, 3/7/2023 (a)	400	400
Subseries C2, Rev., VRDO, LOC : Mizuho Bank Ltd., 3.48%, 3/7/2023 (a)	32,310	32,310
New York State Energy Research and Development Authority, Consolidated Edison Co. of New York, Inc., Project Series 2010A, Rev., VRDO, LOC : Scotiabank, 3.40%, 3/7/2023 (a)	18,100	18,100
New York State Housing Finance Agency Series 2009A, Rev., VRDO, LOC : FNMA, 3.30%, 3/7/2023 (a)	3,715	3,715
New York State Housing Finance Agency, 10 Barclay Street Series 2004A, Rev., VRDO, LOC : FNMA, 3.30%, 3/7/2023 (a)	26,000	26,000
New York State Housing Finance Agency, 160 Madison Avenue Series 2013A, Rev., VRDO, LOC : Landesbank Hessen-Thuringen Girozentrale, 2.42%, 3/1/2023 (a)	85,740	85,740
New York State Housing Finance Agency, 160 Madison Avenue LLC Series 2014A, Rev., VRDO, LOC : Landesbank Hessen-Thuringen Girozentrale, 2.42%, 3/1/2023 (a)	35,365	35,365
New York State Housing Finance Agency, 29 Flatbush Avenue Housing
Series 2010A, Rev., VRDO, LOC : Landesbank Hessen-Thuringen Girozentrale, 3.48%, 3/7/2023 (a)	27,725	27,725
Series A, Rev., VRDO, LOC : Landesbank Hessen-Thuringen Girozentrale, 3.48%, 3/7/2023 (a)	665	665
New York State Housing Finance Agency, 316 Eleventh Avenue Housing Series 2009A, Rev., VRDO, LOC : FNMA, 3.35%, 3/7/2023 (a)	5,550	5,550
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	87

JPMorgan New York Municipal Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
New York State Housing Finance Agency, 330 West 39th Street Housing Series 2010A, Rev., VRDO, LOC : Landesbank Hessen-Thuringen Girozentrale, 3.52%, 3/7/2023 (a)	5,075	5,075
New York State Housing Finance Agency, 350 West 43rd Street Housing Series 2002A, Rev., VRDO, LOC : Landesbank Hessen-Thuringen Girozentrale, 2.45%, 3/1/2023 (a)	14,800	14,800
New York State Housing Finance Agency, 360 West 43rd Street Housing, Rev., VRDO, LOC : FNMA, 3.45%, 3/7/2023 (a)	2,400	2,400
New York State Housing Finance Agency, 435 East 13th Street Housing Series 2016A, Rev., VRDO, LOC : Landesbank Hessen-Thuringen Girozentrale, 3.52%, 3/7/2023 (a)	1,920	1,920
New York State Housing Finance Agency, 600 West 42nd Street Housing Series A, Rev., VRDO, LOC : FNMA, 3.55%, 3/7/2023 (a)	10,870	10,870
New York State Housing Finance Agency, 8 East 102nd Street Housing Series 2010A, Rev., VRDO, LOC : TD Bank NA, 3.43%, 3/7/2023 (a)	650	650
New York State Housing Finance Agency, Clarkstown Maplewood Gardens Series 2009A, Rev., VRDO, LOC : FHLMC, 3.49%, 3/7/2023 (a)	1,000	1,000
New York State Housing Finance Agency, Clinton Park Housing Series 2010A, Rev., VRDO, LIQ : FHLMC, 3.48%, 3/7/2023 (a)	27,510	27,510
New York State Housing Finance Agency, College ARMS Apartments Series 2008A, Rev., VRDO, LIQ : FHLMC, 3.47%, 3/7/2023 (a)	2,090	2,090
New York State Housing Finance Agency, Historic Front Street Series 2003A, Rev., VRDO, LOC : Landesbank Hessen-Thuringen Girozentrale, 3.46%, 3/7/2023 (a)	1,050	1,050
New York State Housing Finance Agency, Liberty Street Realty LLC Series 2003A, Rev., VRDO, LOC : FHLMC, 3.10%, 3/7/2023 (a)	15,100	15,100
New York State Housing Finance Agency, Maiden Lane Properties LLC Series 2004A, Rev., VRDO, LOC : FNMA, 3.35%, 3/7/2023 (a)	500	500
New York State Housing Finance Agency, North End Series 2004A, Rev., VRDO, LOC : FNMA, 3.35%, 3/7/2023 (a)	400	400
New York State Housing Finance Agency, West 23rd Street Housing Series 2002A, Rev., VRDO, LOC : FNMA, 3.45%, 3/7/2023 (a)	14,600	14,600
New York State Housing Finance Agency, Weyant Green Apartments Series 2007A, Rev., VRDO, LOC : FNMA, 3.50%, 3/7/2023 (a)	100	100
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued
New York State Housing Finance Agency, Worth Street, 23rd Chelsea Assocs LLC
Rev., VRDO, LOC : FNMA, 3.40%, 3/7/2023 (a)	3,400	3,400
Rev., VRDO, LOC : FNMA, 3.40%, 3/7/2023 (a)	2,100	2,100
New York State Urban Development Corp., State Personal Income Tax
Series 2017A, Rev., 5.00%, 3/15/2023	6,920	6,925
Series 2020E, Rev., 5.00%, 3/15/2023	1,250	1,251
New York State Urban Development Corp., State Personal Income Tax, General Purpose
Series 2013D, Rev., 5.00%, 3/15/2023	15	15
Series 2020C, Rev., 5.00%, 3/15/2023	4,000	4,003
New York State Urban Development Corp., State Sales Tax Series 2021A, Rev., 5.00%, 3/15/2023	110	110
Newark Valley Central School District, GO, BAN, 4.00%, 9/1/2023	1,107	1,114
North Merrick Union Free School District, GO, TAN, 4.00%, 3/30/2023	2,000	2,002
North Salem Central School District, GO, BAN, 3.50%, 6/23/2023	7,150	7,183
Oneida County Industrial Development Agency, Champion Home Builders Co., Rev., VRDO, LOC : Wells Fargo Bank NA, 3.48%, 3/7/2023 (a)	6,820	6,820
Onondaga County Industrial Development Agency, Civic Facility, Syracuse Home Association Project, Rev., VRDO, LOC : HSBC Bank USA NA, 3.46%, 3/7/2023 (a)	3,640	3,640
Owego Apalachin Central School District, GO, BAN, 3.75%, 8/18/2023	1,522	1,529
Pine Bush Central School District, Sullivan and UlsterCounties, GO, BAN, 5.00%, 7/19/2023	6,675	6,721
RBC Municipal Products, Inc. Trust, Floater Certificates
Series 23, Rev., VRDO, LIQ : Barclays Bank plc, 2.64%, 3/1/2023 (a) (c)	2,225	2,225
Series E-118, GO, VRDO, LOC : Royal Bank of Canada, 2.68%, 3/1/2023 (a) (c)	49,000	49,000
Series E-120, Rev., VRDO, LOC : Royal Bank of Canada, 2.68%, 3/1/2023 (a) (c)	25,100	25,100
Series 2018-E126, Rev., VRDO, LOC : Royal Bank of Canada, 3.44%, 3/2/2023 (a) (c)	19,100	19,100
Series 2019-E137, Rev., VRDO, LOC : Royal Bank of Canada, 3.45%, 3/2/2023 (a) (c)	9,700	9,700
Series 2018-G5, GO, VRDO, LOC : Royal Bank of Canada, 3.45%, 3/7/2023 (a) (c)	6,000	6,000
SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. Morgan Money Market Funds	February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
Series 2019-E137, Rev., VRDO, 3.45%, 3/7/2023 (a) (c)	12,700	12,700
Series 2022-E154, Rev., VRDO, LOC : Royal Bank of Canada, 3.52%, 3/7/2023 (a) (c)	54,625	54,625
Rib Floater Trust Various States
Series 12, Rev., VRDO, LIQ : Barclays Bank plc, 2.62%, 3/1/2023 (a) (c)	5,255	5,255
Series 35, Rev., VRDO, LIQ : Barclays Bank plc, 2.62%, 3/1/2023 (a) (c)	990	990
Rye City School District, GO, BAN, 3.25%, 6/30/2023	11,517	11,515
Schoharie Central School District, GO, BAN, 4.00%, 8/4/2023	8,000	8,017
Skaneateles Central School District, GO, BAN, 3.75%, 8/16/2023	1,407	1,414
State of New York Mortgage Agency
Series 207, Rev., VRDO, LIQ : Royal Bank of Canada, 3.35%, 3/7/2023 (a)	200	200
Series 247, Rev., VRDO, LIQ : TD Bank NA, 3.45%, 3/7/2023 (a)	23,060	23,060
Series 249, Rev., AMT, VRDO, LIQ : TD Bank NA, 3.45%, 3/7/2023 (a)	5,000	5,000
State of New York Mortgage Agency, Homeowner Mortgage Series 234, Rev., VRDO, LIQ : UBS AG, 3.35%, 3/7/2023 (a)	200	200
Tender Option Bond Trust Receipts/Certificates
Series 2023-XF3090, Rev., VRDO, LIQ : Citibank NA, 3.43%, 3/7/2023 (a) (c)	6,670	6,670
Series 2019-ZF2778, Rev., VRDO, LIQ : Citibank NA, 3.44%, 3/7/2023 (a) (c)	9,340	9,340
Series 2022-XF2992, Rev., VRDO, LOC : Barclays Bank plc, 3.44%, 3/7/2023 (a) (c)	28,145	28,145
Series 2022-XF2996, Rev., VRDO, LIQ : Citibank NA, 3.44%, 3/7/2023 (a) (c)	9,565	9,565
Series 2022-XG0428, Rev., VRDO, LIQ : Citibank NA, 3.44%, 3/7/2023 (a) (c)	4,000	4,000
Series 2022-XM1058, Rev., VRDO, LIQ : Citibank NA, 3.44%, 3/7/2023 (a) (c)	2,870	2,870
Series 2022-XM1070, Rev., VRDO, LIQ : Citibank NA, 3.44%, 3/7/2023 (a) (c)	3,280	3,280
Series 2023-XF3078, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.44%, 3/7/2023 (a) (c)	9,215	9,215
Series 2023-XL0414, Rev., VRDO, LIQ : Citibank NA, 3.44%, 3/7/2023 (a) (c)	2,000	2,000
Series 2018-XF0634, Rev., VRDO, LIQ : TD Bank NA, 3.45%, 3/7/2023 (a) (c)	485	485
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued
Series 2018-XF0635, Rev., VRDO, LIQ : TD Bank NA, 3.45%, 3/7/2023 (a) (c)	6,185	6,185
Series 2018-XF2656, Rev., VRDO, LIQ : Bank of America NA, 3.45%, 3/7/2023 (a) (c)	1,600	1,600
Series 2018-XM0692, Rev., VRDO, LIQ : Royal Bank of Canada, 3.45%, 3/7/2023 (a) (c)	9,600	9,600
Series 2018-ZF2740, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.45%, 3/7/2023 (a) (c)	2,600	2,600
Series 2019-XF0847, Rev., VRDO, LOC : Royal Bank of Canada, 3.45%, 3/7/2023 (a) (c)	7,220	7,220
Series 2020-XG0276, Rev., VRDO, LOC : Bank of America NA, 3.45%, 3/7/2023 (a) (c)	1,545	1,545
Series 2020-XG0277, Rev., VRDO, AGM, LOC : Bank of America NA, 3.45%, 3/7/2023 (a) (c)	650	650
Series 2022-XF1312, Rev., VRDO, LIQ : TD Bank NA, 3.45%, 3/7/2023 (a) (c)	3,665	3,665
Series 2022-XF1339, GO, VRDO, LIQ : Bank of America NA, 3.45%, 3/7/2023 (a) (c)	2,045	2,045
Series 2022-XF1354, Rev., VRDO, LIQ : Bank of America NA, 3.45%, 3/7/2023 (a) (c)	2,325	2,325
Series 2022-XF1370, Rev., VRDO, LIQ : Bank of America NA, 3.45%, 3/7/2023 (a) (c)	3,330	3,330
Series 2022-XF1374, Rev., VRDO, LIQ : Bank of America NA, 3.45%, 3/7/2023 (a) (c)	13,575	13,575
Series 2022-XF1377, Rev., VRDO, LIQ : Bank of America NA, 3.45%, 3/7/2023 (a) (c)	7,725	7,725
Series 2022-XF1382, Rev., VRDO, LIQ : Bank of America NA, 3.45%, 3/7/2023 (a) (c)	2,100	2,100
Series 2022-XF1383, Rev., VRDO, LIQ : Bank of America NA, 3.45%, 3/7/2023 (a) (c)	3,050	3,050
Series 2022-XF1393, Rev., VRDO, LIQ : TD Bank NA, 3.45%, 3/7/2023 (a) (c)	3,500	3,500
Series 2022-XF1399, Rev., VRDO, LIQ : Bank of America NA, 3.45%, 3/7/2023 (a) (c)	1,835	1,835
Series 2022-XF1400, Rev., VRDO, LIQ : Bank of America NA, 3.45%, 3/7/2023 (a) (c)	3,750	3,750
Series 2022-XF1402, Rev., VRDO, LIQ : Bank of America NA, 3.45%, 3/7/2023 (a) (c)	3,285	3,285
Series 2022-XF1443, Rev., VRDO, LIQ : Bank of America NA, 3.45%, 3/7/2023 (a) (c)	2,825	2,825
Series 2022-XF1444, GO, VRDO, LIQ : Bank of America NA, 3.45%, 3/7/2023 (a) (c)	1,875	1,875
Series 2022-XF2985, Rev., VRDO, LIQ : Citibank NA, 3.45%, 3/7/2023 (a) (c)	2,630	2,630
Series 2022-XF2999, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.45%, 3/7/2023 (a) (c)	7,500	7,500
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	89

JPMorgan New York Municipal Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
Series 2022-XF3002, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.45%, 3/7/2023 (a) (c)	10,700	10,700
Series 2022-XF3013, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.45%, 3/7/2023 (a) (c)	13,520	13,520
Series 2022-XF3016, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.45%, 3/7/2023 (a) (c)	19,705	19,705
Series 2022-XF3021, Rev., VRDO, LIQ : Citibank NA, 3.45%, 3/7/2023 (a) (c)	3,600	3,600
Series 2022-XF3043, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.45%, 3/7/2023 (a) (c)	9,000	9,000
Series 2022-XF3047, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.45%, 3/7/2023 (a) (c)	2,400	2,400
Series 2022-XG0383, Rev., VRDO, LIQ : Bank of America NA, 3.45%, 3/7/2023 (a) (c)	3,305	3,305
Series 2022-XG0392, Rev., VRDO, LIQ : Bank of America NA, 3.45%, 3/7/2023 (a) (c)	1,300	1,300
Series 2022-XG0405, Rev., VRDO, LIQ : Bank of America NA, 3.45%, 3/7/2023 (a) (c)	8,625	8,625
Series 2022-XG0435, Rev., VRDO, LOC : Royal Bank of Canada, 3.45%, 3/7/2023 (a) (c)	1,025	1,025
Series 2022-XL0274, Rev., VRDO, LIQ : Bank of America NA, 3.45%, 3/7/2023 (a) (c)	1,670	1,670
Series 2022-XL0322, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.45%, 3/7/2023 (a) (c)	6,700	6,700
Series 2022-XL0353, GO, VRDO, LIQ : Citibank NA, 3.45%, 3/7/2023 (a) (c)	2,860	2,860
Series 2022-XM1006, Rev., VRDO, LIQ : Bank of America NA, 3.45%, 3/7/2023 (a) (c)	2,400	2,400
Series 2022-XM1010, Rev., VRDO, LIQ : Royal Bank of Canada, 3.45%, 3/7/2023 (a) (c)	6,315	6,315
Series 2022-XM1015, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.45%, 3/7/2023 (a) (c)	18,750	18,750
Series 2022-XM1031, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.45%, 3/7/2023 (a) (c)	3,750	3,750
Series 2022-XM1052, Rev., VRDO, LIQ : Royal Bank of Canada, 3.45%, 3/7/2023 (a) (c)	5,625	5,625
Series 2022-XM1073, Rev., VRDO, LIQ : Morgan Stanley Bank NA, 3.45%, 3/7/2023 (a) (c)	3,250	3,250
Series 2022-XX1212, Rev., VRDO, LIQ : Barclays Bank plc, 3.45%, 3/7/2023 (a) (c)	22,355	22,355
Series 2022-XX1227, Rev., VRDO, 3.45%, 3/7/2023 (a) (c)	5,500	5,500
Series 2022-XX1232, GO, VRDO, LIQ : Barclays Bank plc, 3.45%, 3/7/2023 (a) (c)	1,500	1,500
Series 2022-XX1282, Rev., VRDO, LIQ : Barclays Bank plc, 3.45%, 3/7/2023 (a) (c)	4,970	4,970
Series 2022-YX1183, Rev., VRDO, LIQ : Barclays Bank plc, 3.45%, 3/7/2023 (a) (c)	2,245	2,245
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued
Series 2022-YX1208, Rev., VRDO, LIQ : Barclays Bank plc, 3.45%, 3/7/2023 (a) (c)	12,050	12,050
Series 2022-YX1242, Rev., VRDO, LIQ : Barclays Bank plc, 3.45%, 3/7/2023 (a) (c)	5,630	5,630
Series 2022-YX1250, Rev., VRDO, LIQ : Barclays Bank plc, 3.45%, 3/7/2023 (a) (c)	1,730	1,730
Series 2022-YX1257, Rev., VRDO, LIQ : Barclays Bank plc, 3.45%, 3/7/2023 (a) (c)	3,440	3,440
Series 2022-YX1277, Rev., VRDO, LIQ : Barclays Bank plc, 3.45%, 3/7/2023 (a) (c)	2,985	2,985
Series 2022-ZF1417, Rev., VRDO, LIQ : Royal Bank of Canada, 3.45%, 3/7/2023 (a) (c)	1,635	1,635
Series 2022-ZL0250, GO, VRDO, LIQ : Barclays Bank plc, 3.45%, 3/7/2023 (a) (c)	5,000	5,000
Series 2022-ZL0263, Rev., VRDO, LIQ : Royal Bank of Canada, 3.45%, 3/7/2023 (a) (c)	2,240	2,240
Series 2022-ZL0350, GO, VRDO, LIQ : Morgan Stanley Bank NA, 3.45%, 3/7/2023 (a) (c)	5,000	5,000
Series 2023-XF1442, Rev., VRDO, LIQ : TD Bank NA, 3.45%, 3/7/2023 (a) (c)	3,565	3,565
Series 2023-XF1450, Rev., VRDO, LIQ : TD Bank NA, 3.45%, 3/7/2023 (a) (c)	4,790	4,790
Series 2023-XF1455, Rev., VRDO, AGM - CR, LOC : Royal Bank of Canada, 3.45%, 3/7/2023 (a) (c)	1,800	1,800
Series 2023-XL0416, Rev., VRDO, LIQ : Barclays Bank plc, 3.45%, 3/7/2023 (a) (c)	6,895	6,895
Series 2023-XL0426, Rev., VRDO, LIQ : Barclays Bank plc, 3.45%, 3/7/2023 (a) (c)	3,425	3,425
Series 2023-XX1281, Rev., VRDO, LIQ : Barclays Bank plc, 3.45%, 3/7/2023 (a) (c)	8,290	8,290
Series 2017-XF2419, Rev., VRDO, LOC : Barclays Bank plc, 3.46%, 3/7/2023 (a) (c)	3,285	3,285
Series 2017-XF2481, Rev., VRDO, LOC : Barclays Bank plc, 3.46%, 3/7/2023 (a) (c)	2,160	2,160
Series 2020-XF2868, Rev., VRDO, LOC : Barclays Bank plc, 3.46%, 3/7/2023 (a) (c)	1,900	1,900
Series 2020-XF2878, Rev., VRDO, LOC : Barclays Bank plc, 3.46%, 3/7/2023 (a) (c)	14,430	14,430
Series 2020-XX1127, Rev., VRDO, AGM, LOC : Barclays Bank plc, 3.46%, 3/7/2023 (a) (c)	5,220	5,220
Series 2022-XF1357, Rev., VRDO, LIQ : TD Bank NA, 3.46%, 3/7/2023 (a) (c)	3,750	3,750
Series 2022-XF1358, Rev., VRDO, LIQ : TD Bank NA, 3.46%, 3/7/2023 (a) (c)	12,000	12,000
Series 2022-XF3065, Rev., VRDO, LOC : Barclays Bank plc, 3.47%, 3/7/2023 (a) (c)	5,995	5,995
SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. Morgan Money Market Funds	February 28, 2023

INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
Series 2022-XG0379, Rev., VRDO, LIQ : Bank of America NA, 3.49%, 3/7/2023 (a) (c)	800	800
Series 2022-XG0394, Rev., VRDO, LIQ : Bank of America NA, 3.49%, 3/7/2023 (a) (c)	5,040	5,040
Series 2022-XG0438, Rev., VRDO, LIQ : Bank of America NA, 3.49%, 3/7/2023 (a) (c)	4,305	4,305
Series 2022-ZL0270, Rev., VRDO, LIQ : Barclays Bank plc, 3.49%, 3/7/2023 (a) (c)	2,070	2,070
Series 2022-ZL0273, Rev., VRDO, LIQ : Bank of America NA, 3.49%, 3/7/2023 (a) (c)	930	930
Town of Colonie, GO, BAN, 2.00%, 3/10/2023	8,915	8,912
Town of Goshen Series 2022B, GO, BAN, 3.50%, 4/26/2023	1,500	1,500
Town of Salina, GO, BAN, 3.00%, 6/9/2023	4,376	4,379
Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels
Series 2001C, Rev., VRDO, LOC : State Street Bank & Trust Co., 2.40%, 3/1/2023 (a)	7,235	7,235
Series 2003B1, Rev., VRDO, LOC : US Bank NA, 2.60%, 3/1/2023 (a)	47,825	47,825
Series 2005B-4C, Rev., VRDO, LOC : US Bank NA, 2.60%, 3/1/2023 (a)	29,640	29,640
Series Subseies B3, Rev., VRDO, LOC : State Street Bank & Trust Co., 2.60%, 3/1/2023 (a)	25,535	25,535
Series 2005A, Rev., VRDO, LOC : Barclays Bank plc, 3.35%, 3/7/2023 (a)	300	300
Trust for Cultural Resources of The City of New York, American Museum of Natural History
Series 2008B3, Rev., VRDO, LIQ : Wells Fargo Bank NA, 3.40%, 3/7/2023 (a)	2,715	2,715
Series 2014B1, Rev., VRDO, 3.62%, 7/14/2023 (a)	10,045	10,045
Trust for Cultural Resources of The City of New York, The Museum of Modern Art
Series 2006A, Rev., VRDO, 3.30%, 3/7/2023 (a)	34,475	34,475
Series 2006A, Rev., VRDO, 3.30%, 3/7/2023 (a)	14,145	14,145
Westchester County Industrial Development Agency, Northern Westchester Hospital, Rev., VRDO, LOC : TD Bank NA, 3.40%, 3/7/2023 (a)	895	895
		2,085,386
INVESTMENTS ††	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ohio — 0.5%
Ohio Higher Educational Facility Commission, Cleveland Clinic Health System Series 2008B-4, Rev., VRDO, LIQ : Barclays Bank plc, 2.60%, 3/1/2023 (a)	12,000	12,000
Total Municipal Bonds (Cost $2,304,121)		2,304,121
	SHARES (000)
Variable Rate Demand Preferred Shares — 5.7%
New York — 5.7%
Nuveen New York AMT - Free Quality Municipal Income Fund
Series 5, LIQ : TD Bank NA, 3.46%, 3/7/2023# (c)	40,000	40,000
Series 1, LIQ : Societe Generale, 3.47%, 3/7/2023# (c)	18,600	18,600
Series 2, LIQ : Royal Bank of Canada, 3.47%, 3/7/2023# (c)	26,800	26,800
Series 3, LIQ : Sumitomo Mitsui Banking Corp., 3.47%, 3/7/2023# (c)	43,200	43,200
Nuveen New York Quality Municipal Income Fund Series 1-PFD, LIQ : TD Bank NA, 3.51%, 3/7/2023# (c)	20,500	20,500
Total Variable Rate Demand Preferred Shares (Cost $149,100)		149,100
	PRINCIPAL AMOUNT ($000)
Repurchase Agreements — 5.5%
Citigroup Global Markets Holdings, Inc., 4.52%, dated 2/28/2023, due 3/1/2023, repurchase price $143,315, collateralized by U.S. Treasury Securities, 0.38% - 2.38%, due 11/30/2025 - 11/15/2027, with a value of $146,163. (Cost $143,297)	143,297	143,297
Total Investments — 100.0% (Cost $2,596,518) *		2,596,518
Liabilities in Excess of Other Assets — (0.0)% ^		(1,143)
NET ASSETS — 100.0%		2,595,375

Percentages indicated are based on net assets.

Abbreviations
AGM	Insured by Assured Guaranty Municipal Corp.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	91

JPMorgan New York Municipal Money Market Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
CR	Custodial Receipts
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GO	General Obligation
LIQ	Liquidity Agreement
LOC	Letter of Credit
MTA	Metropolitan Transportation Authority
Rev.	Revenue
TAN	Tax Anticipation Note
VRDO	Variable Rate Demand Obligation

^	Amount rounds to less than 0.1% of net assets.
††	The date shown represents the earliest of the next put date, next demand date or final maturity date.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of February 28, 2023.
*	The cost of securities is substantially the same for federal income tax purposes.
(a)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 28, 2023.

(b)	Security is prerefunded or escrowed to maturity.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. Morgan Money Market Funds	February 28, 2023

STATEMENTS OF ASSETS AND LIABILITIES
AS OF February 28, 2023
(Amounts in thousands, except per share amounts)

	JPMorgan Prime Money Market Fund	JPMorgan Institutional Tax Free Money Market Fund	JPMorgan Securities Lending Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$47,349,260	$1,505,051	$1,915,113
Repurchase agreements, at value	22,188,000	—	160,000
Cash	901,903	3,065	1
Receivables:
Investment securities sold — delayed delivery securities	—	225	—
Interest from non-affiliates	130,808	5,578	3,566
Total Assets	70,569,971	1,513,919	2,078,680
LIABILITIES:
Payables:
Distributions	152,730	3,003	6,727
Investment securities purchased	532,551	3,007	—
Accrued liabilities:
Investment advisory fees	4,336	83	47
Administration fees	3,225	63	40
Distribution fees	1	—	—
Service fees	3,118	40	—
Custodian and accounting fees	309	34	66
Trustees’ and Chief Compliance Officer’s fees	—(a)	—(a)	3
Other	1,263	66	74
Total Liabilities	697,533	6,296	6,957
Net Assets	$69,872,438	$1,507,623	$2,071,723

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	93

STATEMENTS OF ASSETS AND LIABILITIES
AS OF February 28, 2023 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Prime Money Market Fund	JPMorgan Institutional Tax Free Money Market Fund	JPMorgan Securities Lending Money Market Fund
NET ASSETS:
Paid-in-Capital	$69,868,168	$1,507,792	$2,071,166
Total distributable earnings (loss)	4,270	(169)	557
Total Net Assets	$69,872,438	$1,507,623	$2,071,723
Net Assets:
Academy	$618,235	$—	$—
Agency	2,766,889	108,719	—
Agency SL	—	—	2,071,723
Capital	41,621,459	399,560	—
Empower	355,132	—	—
IM	6,054,242	601,785	—
Institutional Class	14,307,780	397,559	—
Morgan	1,857,527	—	—
Premier	2,287,879	—	—
Reserve	3,295	—	—
Total	$69,872,438	$1,507,623	$2,071,723
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Academy	617,894	—	—
Agency	2,764,509	108,694	—
Agency SL	—	—	2,070,823
Capital	41,601,044	399,462	—
Empower	354,964	—	—
IM	6,051,040	601,687	—
Institutional Class	14,300,175	397,486	—
Morgan	1,855,693	—	—
Premier	2,286,329	—	—
Reserve	3,292	—	—
Net Asset Value offering and redemption price per share
Academy	$1.0006	$—	$—
Agency	1.0009	1.0002	—
Agency SL	—	—	1.0004
Capital	1.0005	1.0002	—
Empower	1.0005	—	—
IM	1.0005	1.0002	—
Institutional Class	1.0005	1.0002	—
Morgan	1.0010	—	—
Premier	1.0007	—	—
Reserve	1.0008	—	—
Cost of investments in non-affiliates	$47,338,089	$1,505,220	$1,914,425
Cost of repurchase agreements	22,188,000	—	160,000
SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. Morgan Money Market Funds	February 28, 2023

	JPMorgan Liquid Assets Money Market Fund	JPMorgan U.S. Government Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$23,034,977	$55,874,981	$2,344,052
Repurchase agreements, at value	12,075,000	135,150,542	24,827,113
Cash	650,000	4,759,160	585,000
Receivables:
Fund shares sold	—	1,490	—
Interest from non-affiliates	43,377	264,887	13,758
Prepaid expenses	900	—	—
Total Assets	35,804,254	196,051,060	27,769,923
LIABILITIES:
Payables:
Distributions	68,737	382,021	56,444
Investment securities purchased	248,600	—	—
Fund shares redeemed	—	747	—
Accrued liabilities:
Investment advisory fees	2,102	12,126	1,654
Administration fees	1,563	9,019	1,230
Distribution fees	157	1,235	164
Service fees	4,074	9,604	1,869
Custodian and accounting fees	87	772	114
Trustees’ and Chief Compliance Officer’s fees	—(a)	9	—(a)
Other	153	3,229	510
Total Liabilities	325,473	418,762	61,985
Net Assets	$35,478,781	$195,632,298	$27,707,938

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	95

STATEMENTS OF ASSETS AND LIABILITIES
AS OF February 28, 2023 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Liquid Assets Money Market Fund	JPMorgan U.S. Government Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund
NET ASSETS:
Paid-in-Capital	$35,479,002	$195,694,074	$27,712,024
Total distributable earnings (loss)	(221)	(61,776)	(4,086)
Total Net Assets	$35,478,781	$195,632,298	$27,707,938
Net Assets:
Academy	$—	$4,267,302	$153,500
Agency	3,045,257	10,098,820	1,745,265
Capital	9,633,984	119,811,381	12,166,783
E*Trade	—	284,787	—
Empower	—	5,393,885	1,206,832
IM	—	9,457,598	142
Institutional Class	8,277,974	29,664,717	8,222,799
Investor	3,013	2,406,713	15,976
Morgan	2,177,582	4,027,309	1,110,743
Premier	12,312,271	6,543,879	2,659,992
Reserve	28,700	3,350,896	425,906
Service	—	325,011	—
Total	$35,478,781	$195,632,298	$27,707,938
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Academy	—	4,268,718	153,524
Agency	3,045,262	10,101,700	1,745,479
Capital	9,633,996	119,849,952	12,168,639
E*Trade	—	284,879	—
Empower	—	5,395,816	1,207,022
IM	—	9,460,337	142
Institutional Class	8,277,989	29,674,022	8,223,988
Investor	3,013	2,407,493	15,978
Morgan	2,177,584	4,028,284	1,110,885
Premier	12,312,285	6,545,721	2,660,401
Reserve	28,700	3,352,015	425,969
Service	—	325,117	—
Net Asset Value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00
Cost of investments in non-affiliates	$23,034,977	$55,874,981	$2,344,052
Cost of repurchase agreements	12,075,000	135,150,542	24,827,113
SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. Morgan Money Market Funds	February 28, 2023

	JPMorgan Federal Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan Tax Free Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$4,659,938	$93,128,812	$10,044,645
Repurchase agreements, at value	—	—	384,950
Cash	68,961	1,791,266	196
Receivables:
Due from custodian	24,867	—	—
Investment securities sold	—	149,476	—
Investment securities sold — delayed delivery securities	—	—	7,830
Fund shares sold	54	—	—
Interest from non-affiliates	5,733	36,682	33,706
Total Assets	4,759,553	95,106,236	10,471,327
LIABILITIES:
Payables:
Distributions	8,270	231,750	19,763
Investment securities purchased	123,655	2,866,495	—
Fund shares redeemed	40	—	—
Accrued liabilities:
Investment advisory fees	244	5,664	607
Administration fees	182	4,213	451
Distribution fees	10	457	153
Service fees	394	5,374	807
Custodian and accounting fees	14	347	32
Trustees’ and Chief Compliance Officer’s fees	—(a)	—(a)	—(a)
Other	124	1,547	86
Total Liabilities	132,933	3,115,847	21,899
Net Assets	$4,626,620	$91,990,389	$10,449,428

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	97

STATEMENTS OF ASSETS AND LIABILITIES
AS OF February 28, 2023 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Federal Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan Tax Free Money Market Fund
NET ASSETS:
Paid-in-Capital	$4,626,795	$92,000,446	$10,449,647
Total distributable earnings (loss)	(175)	(10,057)	(219)
Total Net Assets	$4,626,620	$91,990,389	$10,449,428
Net Assets:
Academy	$—	$100,272	$—
Agency	417,945	5,528,371	581,661
Capital	—	47,631,670	—
Empower	—	218,952	—
IM	—	38,265	—
Institutional Class	3,070,971	28,965,801	8,190,503
Morgan	135,312	2,329,156	43,671
Premier	1,002,392	5,755,805	871,759
Reserve	—	1,422,097	761,834
Total	$4,626,620	$91,990,389	$10,449,428
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Academy	—	100,283	—
Agency	417,990	5,528,892	581,648
Capital	—	47,637,099	—
Empower	—	218,977	—
IM	—	38,268	—
Institutional Class	3,071,300	28,968,845	8,190,235
Morgan	135,334	2,329,400	43,670
Premier	1,002,465	5,756,320	871,741
Reserve	—	1,422,272	761,789
Net Asset Value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00
Cost of investments in non-affiliates	$4,659,938	$93,128,812	$10,044,645
Cost of repurchase agreements	—	—	384,950
SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. Morgan Money Market Funds	February 28, 2023

	JPMorgan Municipal Money Market Fund	JPMorgan California Municipal Money Market Fund	JPMorgan New York Municipal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$1,135,593	$458,963	$2,453,221
Repurchase agreements, at value	55,161	—	143,297
Cash	2	4	34
Receivables:
Due from custodian	9,727	—	—
Investment securities sold — delayed delivery securities	1,825	—	155
Fund shares sold	54	—	—
Interest from non-affiliates	4,173	2,009	10,783
Total Assets	1,206,535	460,976	2,607,490
LIABILITIES:
Payables:
Distributions	855	741	4,179
Investment securities purchased	12,727	1,000	7,500
Accrued liabilities:
Investment advisory fees	44	27	121
Administration fees	34	21	90
Distribution fees	7	4	5
Service fees	86	60	180
Custodian and accounting fees	15	11	13
Trustees’ and Chief Compliance Officer’s fees	—	—	1
Other	364	59	26
Total Liabilities	14,132	1,923	12,115
Net Assets	$1,192,403	$459,053	$2,595,375
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	99

STATEMENTS OF ASSETS AND LIABILITIES
AS OF February 28, 2023 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Municipal Money Market Fund	JPMorgan California Municipal Money Market Fund	JPMorgan New York Municipal Money Market Fund
NET ASSETS:
Paid-in-Capital	$1,192,414	$459,070	$2,595,402
Total distributable earnings (loss)	(11)	(17)	(27)
Total Net Assets	$1,192,403	$459,053	$2,595,375
Net Assets:
Agency	$154,048	$78,257	$268,303
Institutional Class	836,112	183,670	1,780,316
Morgan	36,619	8,762	50,655
Premier	156,828	181,845	492,280
Reserve	—	—	1,975
Service	8,796	6,519	1,846
Total	$1,192,403	$459,053	$2,595,375
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Agency	154,028	78,243	268,299
Institutional Class	836,017	183,621	1,780,311
Morgan	36,614	8,761	50,655
Premier	156,810	181,815	492,273
Reserve	—	—	1,975
Service	8,795	6,517	1,846
Net Asset Value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00
Cost of investments in non-affiliates	$1,135,593	$458,963	$2,453,221
Cost of repurchase agreements	55,161	—	143,297
SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. Morgan Money Market Funds	February 28, 2023

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED February 28, 2023
(Amounts in thousands)

	JPMorgan Prime Money Market Fund	JPMorgan Institutional Tax Free Money Market Fund	JPMorgan Securities Lending Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1,558,985	$26,758	$42,424
Interest income from affiliates	21,267	2	—
Total investment income	1,580,252	26,760	42,424
EXPENSES:
Investment advisory fees	48,720	1,296	1,409
Administration fees	29,950	789	860
Distribution fees (See Note 4)	11	—	—
Service fees (See Note 4)	40,937	668	—
Custodian and accounting fees	1,200	118	189
Interest expense to affiliates	—	1	—
Professional fees	468	60	67
Trustees’ and Chief Compliance Officer’s fees	248	31	35
Printing and mailing costs	44	28	27
Registration and filing fees	39	82	33
Transfer agency fees (See Note 2.F.)	1,590	137	71
Other	588	20	27
Total expenses	123,795	3,230	2,718
Less fees waived	(12,977)	(367)	(1,662)
Less expense reimbursements	(37)	(8)	(2)
Net expenses	110,781	2,855	1,054
Net investment income (loss)	1,469,471	23,905	41,370
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	(2,088)	72	(129)
Change in net unrealized appreciation/depreciation on investments in non-affiliates	20,926	43	1,568
Net realized/unrealized gains (losses)	18,838	115	1,439
Change in net assets resulting from operations	$1,488,309	$24,020	$42,809
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	101

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED February 28, 2023 (continued)
(Amounts in thousands)

	JPMorgan Liquid Assets Money Market Fund	JPMorgan U.S. Government Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$501,209	$4,984,394	$519,567
Interest income from affiliates	2,049	119,543	15,006
Income from interfund lending (net)	589	—	—
Total investment income	503,847	5,103,937	534,573
EXPENSES:
Investment advisory fees	11,564	186,757	18,531
Administration fees	7,326	114,214	11,381
Distribution fees (See Note 4)	966	18,169	3,699
Service fees (See Note 4)	24,152	182,089	24,770
Custodian and accounting fees	313	2,789	407
Professional fees	90	1,415	148
Trustees’ and Chief Compliance Officer’s fees	68	899	109
Printing and mailing costs	78	742	—
Registration and filing fees	662	1,468	442
Transfer agency fees (See Note 2.F.)	255	4,533	459
Other	86	2,061	280
Total expenses	45,560	515,136	60,226
Less fees waived	(2,895)	(89,343)	(9,729)
Less expense reimbursements	(4)	(37)	(5)
Net expenses	42,661	425,756	50,492
Net investment income (loss)	461,186	4,678,181	484,081
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	70	(56,799)	(3,269)
Change in net assets resulting from operations	$461,256	$4,621,382	$480,812
SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. Morgan Money Market Funds	February 28, 2023

	JPMorgan Federal Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan Tax Free Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$54,551	$1,858,836	$176,009
Interest income from affiliates	1,182	50,153	—(a)
Total investment income	55,733	1,908,989	176,009
EXPENSES:
Investment advisory fees	1,586	67,623	8,199
Administration fees	993	41,537	5,038
Distribution fees (See Note 4)	79	7,610	3,288
Service fees (See Note 4)	2,898	76,298	14,418
Custodian and accounting fees	51	1,438	257
Interest expense to affiliates	—	—	1
Professional fees	53	506	107
Trustees’ and Chief Compliance Officer’s fees	32	335	62
Printing and mailing costs	113	59	33
Registration and filing fees	130	84	30
Transfer agency fees (See Note 2.F.)	53	1,631	191
Other	188	803	132
Total expenses	6,176	197,924	31,756
Less fees waived	(944)	(15,662)	(3,138)
Less expense reimbursements	(2)	(14)	(3)
Net expenses	5,230	182,248	28,615
Net investment income (loss)	50,503	1,726,741	147,394
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	4	(9,194)	92
Change in net assets resulting from operations	$50,507	$1,717,547	$147,486

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	103

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED February 28, 2023 (continued)
(Amounts in thousands)

	JPMorgan Municipal Money Market Fund	JPMorgan California Municipal Money Market Fund	JPMorgan New York Municipal Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$18,485	$9,011	$30,667
Interest income from affiliates	—	—	—(a)
Total investment income	18,485	9,011	30,667
EXPENSES:
Investment advisory fees	903	391	1,192
Administration fees	551	242	734
Distribution fees (See Note 4)	128	57	65
Service fees (See Note 4)	1,476	892	2,167
Custodian and accounting fees	72	60	74
Interest expense to affiliates	2	—(a)	1
Professional fees	53	53	55
Trustees’ and Chief Compliance Officer’s fees	29	26	31
Printing and mailing costs	92	4	24
Registration and filing fees	27	78	85
Transfer agency fees (See Note 2.F.)	22	13	37
Other	49	14	18
Total expenses	3,404	1,830	4,483
Less fees waived	(513)	(299)	(548)
Less expense reimbursements	(2)	(2)	(2)
Net expenses	2,889	1,529	3,933
Net investment income (loss)	15,596	7,482	26,734
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	—	14	2
Change in net assets resulting from operations	$15,596	$7,496	$26,736

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. Morgan Money Market Funds	February 28, 2023

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Prime Money Market Fund		JPMorgan Institutional Tax Free Money Market Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,469,471	$47,579	$23,905	$234
Net realized gain (loss)	(2,088)	273	72	84
Change in net unrealized appreciation/depreciation	20,926	(17,983)	43	(320)
Change in net assets resulting from operations	1,488,309	29,869	24,020	(2)
DISTRIBUTIONS TO SHAREHOLDERS:
Academy	(16,740)	(766)	—	—
Agency	(48,443)	(84)	(1,052)	(2)
Capital	(850,012)	(32,486)	(4,592)	(36)
Class C (a)	(6)	—(b)	—	—
Empower	(8,487)	(117)	—	—
IM	(197,073)	(5,701)	(11,616)	(212)
Institutional Class	(286,085)	(8,295)	(6,745)	(68)
Morgan	(28,514)	(64)	—	—
Premier	(34,053)	(67)	—	—
Reserve (a)	(58)	—(b)	—	—
Total distributions to shareholders	(1,469,471)	(47,580)	(24,005)	(318)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	252,044	(5,025,006)	229,695	72,982
NET ASSETS:
Change in net assets	270,882	(5,042,717)	229,710	72,662
Beginning of period	69,601,556	74,644,273	1,277,913	1,205,251
End of period	$69,872,438	$69,601,556	$1,507,623	$1,277,913

(a)
On January 31, 2023, Class C Shares for JPMorgan Prime Money Market Fund were merged into Reserve Shares. Additionally, as of February 1, 2023, the Class C Shares are no longer offered.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	105

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Securities Lending Money Market Fund		JPMorgan Liquid Assets Money Market Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$41,370	$2,670	$461,186	$1,705
Net realized gain (loss)	(129)	3	70	31
Change in net unrealized appreciation/depreciation	1,568	(1,306)	—	—
Change in net assets resulting from operations	42,809	1,367	461,256	1,736
DISTRIBUTIONS TO SHAREHOLDERS:
Agency	—	—	(42,431)	(92)
Agency SL	(41,372)	(2,704)	—	—
Capital	—	—	(123,194)	(965)
Class C (a)	—	—	(381)	(2)
Institutional Class	—	—	(131,253)	(410)
Investor	—	—	(58)	—(b)
Morgan	—	—	(21,452)	(52)
Premier	—	—	(142,247)	(181)
Reserve (a)	—	—	(173)	—(b)
Total distributions to shareholders	(41,372)	(2,704)	(461,189)	(1,702)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	148,292	(245,256)	29,207,241	(5,872,450)
NET ASSETS:
Change in net assets	149,729	(246,593)	29,207,308	(5,872,416)
Beginning of period	1,921,994	2,168,587	6,271,473	12,143,889
End of period	$2,071,723	$1,921,994	$35,478,781	$6,271,473

(a)
On January 31, 2023, Class C Shares for JPMorgan Liquid Assets Money Market Fund were merged into Reserve Shares. Additionally, as of February 1, 2023, the Class C Shares are no longer offered.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. Morgan Money Market Funds	February 28, 2023

	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,678,181	$51,841	$484,081	$2,116
Net realized gain (loss)	(56,799)	(1,492)	(3,269)	(12)
Change in net assets resulting from operations	4,621,382	50,349	480,812	2,104
DISTRIBUTIONS TO SHAREHOLDERS:
Academy	(153,967)	(2,038)	(3,465)	(2)
Agency	(206,805)	(860)	(23,485)	(85)
Capital	(3,001,431)	(43,116)	(237,685)	(1,214)
Class C (a)	—	—	(4,471)	(2)
E*Trade	(4,606)	(23)	—	—
Empower	(127,065)	(734)	(5,266)	(28)
IM	(213,575)	(2,265)	(1)	(1)
Institutional Class	(666,967)	(2,447)	(148,361)	(667)
Investor	(49,849)	(3)	(313)	—(b)
Morgan	(50,549)	(7)	(14,207)	(4)
Premier	(132,661)	(346)	(44,801)	(112)
Reserve (a)	(65,490)	(1)	(2,026)	—(b)
Service	(5,216)	(2)	—	—
Total distributions to shareholders	(4,678,181)	(51,842)	(484,081)	(2,115)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(49,057,205)	25,617,919	4,830,578	(7,166,701)
NET ASSETS:
Change in net assets	(49,114,004)	25,616,426	4,827,309	(7,166,712)
Beginning of period	244,746,302	219,129,876	22,880,629	30,047,341
End of period	$195,632,298	$244,746,302	$27,707,938	$22,880,629

(a)
On January 31, 2023, Class C Shares for JPMorgan U.S. Treasury Plus Money Market Fund were merged into Reserve Shares. Additionally, as of February 1, 2023, the Class C Shares are no longer offered.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	107

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Federal Money Market Fund		JPMorgan 100% U.S. Treasury Securities Money Market Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$50,503	$125	$1,726,741	$5,587
Net realized gain (loss)	4	31	(9,194)	424
Change in net assets resulting from operations	50,507	156	1,717,547	6,011
DISTRIBUTIONS TO SHAREHOLDERS:
Academy	—	—	(3,344)	(7)
Agency	(4,877)	(15)	(84,238)	(240)
Capital	—	—	(996,077)	(4,148)
Empower	—	—	(2,540)	(18)
IM	—	—	(717)	—(a)
Institutional Class	(34,779)	(124)	(512,494)	(1,573)
Morgan	(1,715)	(1)	(33,291)	(23)
Premier	(9,139)	(10)	(64,230)	(130)
Reserve	—	—	(30,054)	(31)
Total distributions to shareholders	(50,510)	(150)	(1,726,985)	(6,170)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,907,851	(1,196,341)	192,410	(2,007,284)
NET ASSETS:
Change in net assets	2,907,848	(1,196,335)	182,972	(2,007,443)
Beginning of period	1,718,772	2,915,107	91,807,417	93,814,860
End of period	$4,626,620	$1,718,772	$91,990,389	$91,807,417

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. Morgan Money Market Funds	February 28, 2023

	JPMorgan Tax Free Money Market Fund		JPMorgan Municipal Money Market Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$147,394	$1,142	$15,596	$147
Net realized gain (loss)	92	105	—	5
Change in net assets resulting from operations	147,486	1,247	15,596	152
DISTRIBUTIONS TO SHAREHOLDERS:
Agency	(8,477)	(26)	(1,484)	(4)
Institutional Class	(119,114)	(1,132)	(12,239)	(159)
Morgan	(345)	(1)	(386)	(3)
Premier	(9,053)	(33)	(1,392)	(4)
Reserve	(10,489)	(155)	—	—
Service	—	—	(98)	(2)
Total distributions to shareholders	(147,478)	(1,347)	(15,599)	(172)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,869,568	(1,746,989)	192,960	(37,303)
NET ASSETS:
Change in net assets	2,869,576	(1,747,089)	192,957	(37,323)
Beginning of period	7,579,852	9,326,941	999,446	1,036,769
End of period	$10,449,428	$7,579,852	$1,192,403	$999,446
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	109

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan California Municipal Money Market Fund		JPMorgan New York Municipal Money Market Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,482	$30	$26,734	$98
Net realized gain (loss)	14	25	2	73
Change in net assets resulting from operations	7,496	55	26,736	171
DISTRIBUTIONS TO SHAREHOLDERS:
Agency	(1,183)	—(a)	(3,001)	(8)
Institutional Class	(4,051)	(29)	(19,252)	(124)
Morgan	(75)	(1)	(506)	(7)
Premier	(2,124)	(19)	(3,945)	(15)
Reserve	—	—	(19)	—(a)
Service	(50)	(2)	(16)	—(a)
Total distributions to shareholders	(7,483)	(51)	(26,739)	(154)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	229,765	(70,362)	1,968,005	(135,142)
NET ASSETS:
Change in net assets	229,778	(70,358)	1,968,002	(135,125)
Beginning of period	229,275	299,633	627,373	762,498
End of period	$459,053	$229,275	$2,595,375	$627,373

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. Morgan Money Market Funds	February 28, 2023

	JPMorgan Prime Money Market Fund		JPMorgan Institutional Tax Free Money Market Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
CAPITAL TRANSACTIONS:
Academy
Proceeds from shares issued	$3,644,765	$2,406,327	$—	$—
Distributions reinvested	13,056	461	—	—
Cost of shares redeemed	(3,958,184)	(2,500,106)	—	—
Change in net assets resulting from Academy capital transactions	(300,363)	(93,318)	—	—
Agency
Proceeds from shares issued	228,418,159	169,077,173	271,270	592
Distributions reinvested	5,893	8	—	—
Cost of shares redeemed	(227,063,342)	(169,165,982)	(179,626)	(6,668)
Change in net assets resulting from Agency capital transactions	1,360,710	(88,801)	91,644	(6,076)
Capital
Proceeds from shares issued	178,586,258	193,206,342	1,046,093	318,370
Distributions reinvested	461,084	16,284	985	1
Cost of shares redeemed	(177,939,917)	(195,573,352)	(830,070)	(173,714)
Change in net assets resulting from Capital capital transactions	1,107,425	(2,350,726)	217,008	144,657
Class C (a)
Proceeds from shares issued	185	27	—	—
Distributions reinvested	5	—(b)	—	—
Cost of shares redeemed	(587)	(222)	—	—
Merger to Reserve Shares	(143)	—	—	—
Change in net assets resulting from Class C capital transactions	(540)	(195)	—	—
Empower
Proceeds from shares issued	273,923	564,970	—	—
Distributions reinvested	7,675	46	—	—
Cost of shares redeemed	(491,521)	(11)	—	—
Change in net assets resulting from Empower capital transactions	(209,923)	565,005	—	—
IM
Proceeds from shares issued	62,949,114	71,371,522	8,470,093	7,858,625
Distributions reinvested	5,241	76	—	—
Cost of shares redeemed	(66,427,768)	(69,360,471)	(8,591,558)	(7,801,104)
Change in net assets resulting from IM capital transactions	(3,473,413)	2,011,127	(121,465)	57,521
Institutional Class
Proceeds from shares issued	82,497,160	80,289,045	4,821,089	4,172,155
Distributions reinvested	66,696	1,543	592	6
Cost of shares redeemed	(83,053,723)	(84,555,547)	(4,779,173)	(4,295,281)
Change in net assets resulting from Institutional Class capital transactions	(489,867)	(4,264,959)	42,508	(123,120)

(a)
On January 31, 2023, Class C Shares for JPMorgan Prime Money Market Fund were merged into Reserve Shares. Additionally, as of February 1, 2023, the Class C Shares are no longer offered.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	111

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Prime Money Market Fund		JPMorgan Institutional Tax Free Money Market Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
CAPITAL TRANSACTIONS: (continued)
Morgan
Proceeds from shares issued	$231,690,376	$172,732,382	$—	$—
Distributions reinvested	3,310	17	—	—
Cost of shares redeemed	(230,715,280)	(173,208,412)	—	—
Change in net assets resulting from Morgan capital transactions	978,406	(476,013)	—	—
Premier
Proceeds from shares issued	50,171,247	39,693,204	—	—
Distributions reinvested	2,167	3	—	—
Cost of shares redeemed	(48,894,247)	(40,022,102)	—	—
Change in net assets resulting from Premier capital transactions	1,279,167	(328,895)	—	—
Reserve (a)
Proceeds from shares issued	652	2,023	—	—
Distributions reinvested	19	—(b)	—	—
Cost of shares redeemed	(372)	(254)	—	—
Merger from Class C Shares	143	—	—	—
Change in net assets resulting from Reserve capital transactions	442	1,769	—	—
Total change in net assets resulting from capital transactions	$252,044	$(5,025,006)	$229,695	$72,982
SHARE TRANSACTIONS:
Academy
Issued	3,643,563	2,405,067	—	—
Reinvested	13,051	461	—	—
Redeemed	(3,956,825)	(2,498,783)	—	—
Change in Academy Shares	(300,211)	(93,255)	—	—
Agency
Issued	228,273,306	168,948,569	271,168	592
Reinvested	5,889	8	—	—
Redeemed	(226,917,915)	(169,037,000)	(179,552)	(6,665)
Change in Agency Shares	1,361,280	(88,423)	91,616	(6,073)
Capital
Issued	178,544,082	193,123,956	1,045,725	318,198
Reinvested	460,909	16,277	985	1
Redeemed	(177,899,358)	(195,490,222)	(829,688)	(173,627)
Change in Capital Shares	1,105,633	(2,349,989)	217,022	144,572
Class C (a)
Issued	186	27	—	—
Reinvested	5	—(b)	—	—
Redeemed	(587)	(222)	—	—
Merger to Reserve Shares	(143)	—	—	—
Change in Class C Shares	(539)	(195)	—	—

(a)
On January 31, 2023, Class C Shares for JPMorgan Prime Money Market Fund were merged into Reserve Shares. Additionally, as of February 1, 2023, the Class C Shares are no longer offered.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. Morgan Money Market Funds	February 28, 2023

	JPMorgan Prime Money Market Fund		JPMorgan Institutional Tax Free Money Market Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
SHARE TRANSACTIONS: (continued)
Empower
Issued	273,940	564,774	—	—
Reinvested	7,671	46	—	—
Redeemed	(491,467)	(25)	—	—
Change in Empower Shares	(209,856)	564,795	—	—
IM
Issued	62,931,818	71,338,987	8,467,097	7,855,008
Reinvested	5,238	76	—	—
Redeemed	(66,408,089)	(69,328,677)	(8,588,529)	(7,797,497)
Change in IM Shares	(3,471,033)	2,010,386	(121,432)	57,511
Institutional Class
Issued	82,473,939	80,253,168	4,819,358	4,170,253
Reinvested	66,671	1,542	592	6
Redeemed	(83,030,901)	(84,517,434)	(4,777,377)	(4,293,339)
Change in Institutional Class Shares	(490,291)	(4,262,724)	42,573	(123,080)
Morgan
Issued	231,504,539	172,564,264	—	—
Reinvested	3,307	17	—	—
Redeemed	(230,528,750)	(173,039,574)	—	—
Change in Morgan Shares	979,096	(475,293)	—	—
Premier
Issued	50,150,616	39,670,757	—	—
Reinvested	2,166	3	—	—
Redeemed	(48,873,990)	(39,999,390)	—	—
Change in Premier Shares	1,278,792	(328,630)	—	—
Reserve (a)
Issued	652	2,021	—	—
Reinvested	19	—(b)	—	—
Redeemed	(372)	(254)	—	—
Merger from Class C Shares	143	—	—	—
Change in Reserve Shares	442	1,767	—	—

(a)
On January 31, 2023, Class C Shares for JPMorgan Prime Money Market Fund were merged into Reserve Shares. Additionally, as of February 1, 2023, the Class C Shares are no longer offered.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	113

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Securities Lending Money Market Fund		JPMorgan Liquid Assets Money Market Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$—	$—	$5,069,403	$334,837
Distributions reinvested	—	—	5,448	39
Cost of shares redeemed	—	—	(2,720,609)	(878,673)
Change in net assets resulting from Agency capital transactions	—	—	2,354,242	(543,797)
Agency SL
Proceeds from shares issued	16,211,894	26,046,900	—	—
Cost of shares redeemed	(16,063,602)	(26,292,156)	—	—
Change in net assets resulting from Agency SL capital transactions	148,292	(245,256)	—	—
Capital
Proceeds from shares issued	—	—	13,943,986	1,825,700
Distributions reinvested	—	—	54,875	390
Cost of shares redeemed	—	—	(6,169,090)	(4,828,709)
Change in net assets resulting from Capital capital transactions	—	—	7,829,771	(3,002,619)
Class C (a)
Proceeds from shares issued	—	—	26,345	8,859
Distributions reinvested	—	—	297	2
Cost of shares redeemed	—	—	(23,034)	(21,117)
Merger to Reserve Shares	—	—	(25,172)	—
Change in net assets resulting from Class C capital transactions	—	—	(21,564)	(12,256)
Institutional Class
Proceeds from shares issued	—	—	13,363,433	943,119
Distributions reinvested	—	—	10,405	75
Cost of shares redeemed	—	—	(6,858,978)	(2,235,924)
Change in net assets resulting from Institutional Class capital transactions	—	—	6,514,860	(1,292,730)
Investor
Proceeds from shares issued	—	—	2,071	4,747
Distributions reinvested	—	—	58	—(b)
Cost of shares redeemed	—	—	(920)	(9,132)
Change in net assets resulting from Investor capital transactions	—	—	1,209	(4,385)
Morgan
Proceeds from shares issued	—	—	2,403,544	189,062
Distributions reinvested	—	—	20,834	51
Cost of shares redeemed	—	—	(699,885)	(363,570)
Change in net assets resulting from Morgan capital transactions	—	—	1,724,493	(174,457)

(a)
On January 31, 2023, Class C Shares for JPMorgan Liquid Assets Money Market Fund were merged into Reserve Shares. Additionally, as of February 1, 2023, the Class C Shares are no longer offered.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. Morgan Money Market Funds	February 28, 2023

	JPMorgan Securities Lending Money Market Fund		JPMorgan Liquid Assets Money Market Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
CAPITAL TRANSACTIONS: (continued)
Premier
Proceeds from shares issued	$—	$—	$17,176,796	$922,517
Distributions reinvested	—	—	78,642	77
Cost of shares redeemed	—	—	(6,475,677)	(1,763,368)
Change in net assets resulting from Premier capital transactions	—	—	10,779,761	(840,774)
Reserve (a)
Proceeds from shares issued	—	—	1,378	752
Distributions reinvested	—	—	172	—(b)
Cost of shares redeemed	—	—	(2,253)	(2,184)
Merger from Class C Shares	—	—	25,172	—
Change in net assets resulting from Reserve capital transactions	—	—	24,469	(1,432)
Total change in net assets resulting from capital transactions	$148,292	$(245,256)	$29,207,241	$(5,872,450)
SHARE TRANSACTIONS:
Agency
Issued	—	—	5,069,402	334,837
Reinvested	—	—	5,448	39
Redeemed	—	—	(2,720,609)	(878,673)
Change in Agency Shares	—	—	2,354,241	(543,797)
Agency SL
Issued	16,215,187	26,047,680	—	—
Redeemed	(16,067,147)	(26,293,266)	—	—
Change in Agency SL Shares	148,040	(245,586)	—	—
Capital
Issued	—	—	13,943,986	1,825,700
Reinvested	—	—	54,875	390
Redeemed	—	—	(6,169,073)	(4,828,709)
Change in Capital Shares	—	—	7,829,788	(3,002,619)
Class C (a)
Issued	—	—	26,344	8,859
Reinvested	—	—	297	2
Redeemed	—	—	(23,034)	(21,117)
Merger to Reserve Shares	—	—	(25,173)	—
Change in Class C Shares	—	—	(21,566)	(12,256)
Institutional Class
Issued	—	—	13,363,426	943,119
Reinvested	—	—	10,405	75
Redeemed	—	—	(6,858,978)	(2,235,924)
Change in Institutional Class Shares	—	—	6,514,853	(1,292,730)

(a)
On January 31, 2023, Class C Shares for JPMorgan Liquid Assets Money Market Fund were merged into Reserve Shares. Additionally, as of February 1, 2023, the Class C Shares are no longer offered.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	115

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Securities Lending Money Market Fund		JPMorgan Liquid Assets Money Market Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
SHARE TRANSACTIONS: (continued)
Investor
Issued	—	—	2,071	4,747
Reinvested	—	—	58	—(a)
Redeemed	—	—	(920)	(9,132)
Change in Investor Shares	—	—	1,209	(4,385)
Morgan
Issued	—	—	2,403,537	189,062
Reinvested	—	—	20,834	51
Redeemed	—	—	(699,885)	(363,570)
Change in Morgan Shares	—	—	1,724,486	(174,457)
Premier
Issued	—	—	17,176,794	922,517
Reinvested	—	—	78,642	77
Redeemed	—	—	(6,475,676)	(1,763,368)
Change in Premier Shares	—	—	10,779,760	(840,774)
Reserve (b)
Issued	—	—	1,377	752
Reinvested	—	—	172	1
Redeemed	—	—	(2,253)	(2,184)
Merger from Class C Shares	—	—	25,173	—
Change in Reserve Shares	—	—	24,469	(1,431)

(a)
Amount rounds to less than one thousand.
(b)
On January 31, 2023, Class C Shares for JPMorgan Liquid Assets Money Market Fund were merged into Reserve Shares. Additionally, as of February 1, 2023, the Class C Shares are no longer offered.
SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. Morgan Money Market Funds	February 28, 2023

	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
CAPITAL TRANSACTIONS:
Academy
Proceeds from shares issued	$95,150,543	$83,952,164	$311,239	$323,000
Distributions reinvested	108,642	1,353	3,424	2
Cost of shares redeemed	(101,724,029)	(76,908,759)	(161,251)	(340,502)
Change in net assets resulting from Academy capital transactions	(6,464,844)	7,044,758	153,412	(17,500)
Agency
Proceeds from shares issued	1,677,492,219	1,949,037,675	102,091,551	125,994,993
Distributions reinvested	15,553	33	2,319	12
Cost of shares redeemed	(1,675,892,058)	(1,956,701,207)	(101,263,308)	(126,945,453)
Change in net assets resulting from Agency capital transactions	1,615,714	(7,663,499)	830,562	(950,448)
Capital
Proceeds from shares issued	1,876,389,058	1,831,281,381	139,063,231	139,018,589
Distributions reinvested	1,415,580	20,775	82,147	565
Cost of shares redeemed	(1,924,443,092)	(1,807,997,421)	(137,761,889)	(141,773,587)
Change in net assets resulting from Capital capital transactions	(46,638,454)	23,304,735	1,383,489	(2,754,433)
Class C (a)
Proceeds from shares issued	—	—	574,894	593,428
Distributions reinvested	—	—	3,437	2
Cost of shares redeemed	—	—	(706,703)	(525,862)
Merger to Reserve Shares	—	—	(332,678)	—
Change in net assets resulting from Class C capital transactions	—	—	(461,050)	67,568
E*Trade
Proceeds from shares issued	193,092	316,073	—	—
Distributions reinvested	4,605	23	—	—
Cost of shares redeemed	(300,518)	(333,164)	—	—
Change in net assets resulting from E*Trade capital transactions	(102,821)	(17,068)	—	—
Empower
Proceeds from shares issued	12,713,279	7,091,606	1,200,414	680,000
Distributions reinvested	79,191	594	2,716	28
Cost of shares redeemed	(11,558,268)	(3,431,459)	(108,294)	(568,041)
Change in net assets resulting from Empower capital transactions	1,234,202	3,660,741	1,094,836	111,987
IM
Proceeds from shares issued	71,463,577	67,117,974	110	114,350
Distributions reinvested	23,677	294	1	—(b)
Cost of shares redeemed	(72,074,039)	(64,388,873)	—	(138,596)
Change in net assets resulting from IM capital transactions	(586,785)	2,729,395	111	(24,246)

(a)
On January 31, 2023, Class C Shares for JPMorgan U.S. Treasury Plus Money Market Fund were merged into Reserve Shares. Additionally, as of February 1, 2023, the Class C Shares are no longer offered.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	117

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
CAPITAL TRANSACTIONS: (continued)
Institutional Class
Proceeds from shares issued	$356,479,846	$387,578,513	$55,007,660	$61,640,296
Distributions reinvested	180,439	625	59,114	294
Cost of shares redeemed	(354,444,196)	(399,731,871)	(54,805,997)	(65,732,666)
Change in net assets resulting from Institutional Class capital transactions	2,216,089	(12,152,733)	260,777	(4,092,076)
Investor
Proceeds from shares issued	2,741,105	6,754,768	89,228	132,519
Distributions reinvested	49,849	3	—	—(a)
Cost of shares redeemed	(2,242,091)	(5,739,232)	(89,915)	(132,458)
Change in net assets resulting from Investor capital transactions	548,863	1,015,539	(687)	61
Morgan
Proceeds from shares issued	329,986,817	287,654,071	123,203,416	92,581,656
Distributions reinvested	18,287	3	1,999	—(a)
Cost of shares redeemed	(327,933,726)	(287,568,363)	(122,445,317)	(92,667,137)
Change in net assets resulting from Morgan capital transactions	2,071,378	85,711	760,098	(85,481)
Premier
Proceeds from shares issued	201,112,688	211,463,266	55,492,592	34,466,562
Distributions reinvested	17,686	27	18,396	40
Cost of shares redeemed	(199,915,259)	(211,153,919)	(54,883,517)	(34,128,530)
Change in net assets resulting from Premier capital transactions	1,215,115	309,374	627,471	338,072
Reserve (b)
Proceeds from shares issued	33,714,846	46,543,268	3,827,257	4,058,095
Distributions reinvested	65,486	1	2,026	—(a)
Cost of shares redeemed	(37,837,664)	(39,161,264)	(3,980,402)	(3,818,300)
Merger from Class C Shares	—	—	332,678	—
Change in net assets resulting from Reserve capital transactions	(4,057,332)	7,382,005	181,559	239,795
Service
Proceeds from shares issued	66,974	109,647	—	—
Distributions reinvested	5,216	2	—	—
Cost of shares redeemed	(180,520)	(190,688)	—	—
Change in net assets resulting from Service capital transactions	(108,330)	(81,039)	—	—
Total change in net assets resulting from capital transactions	$(49,057,205)	$25,617,919	$4,830,578	$(7,166,701)

(a)
Amount rounds to less than one thousand.
(b)
On January 31, 2023, Class C Shares for JPMorgan U.S. Treasury Plus Money Market Fund were merged into Reserve Shares. Additionally, as of February 1, 2023, the Class C Shares are no longer offered.
SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. Morgan Money Market Funds	February 28, 2023

	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
SHARE TRANSACTIONS:
Academy
Issued	95,149,665	83,952,164	311,200	323,000
Reinvested	108,642	1,353	3,424	2
Redeemed	(101,723,955)	(76,908,625)	(161,200)	(340,502)
Change in Academy Shares	(6,465,648)	7,044,892	153,424	(17,500)
Agency
Issued	1,677,492,216	1,949,037,675	102,091,118	125,994,976
Reinvested	15,553	33	2,319	12
Redeemed	(1,675,891,597)	(1,956,701,013)	(101,262,827)	(126,945,453)
Change in Agency Shares	1,616,172	(7,663,305)	830,610	(950,465)
Capital
Issued	1,876,385,241	1,831,281,386	139,061,772	139,018,583
Reinvested	1,415,580	20,775	82,147	565
Redeemed	(1,924,442,472)	(1,807,996,972)	(137,760,561)	(141,773,394)
Change in Capital Shares	(46,641,651)	23,305,189	1,383,358	(2,754,246)
Class C (a)
Issued	—	—	574,740	593,428
Reinvested	—	—	3,437	2
Redeemed	—	—	(706,568)	(525,858)
Merger to Reserve Shares	—	—	(332,734)	—
Change in Class C Shares	—	—	(461,125)	67,572
E*Trade
Issued	193,090	316,073	—	—
Reinvested	4,605	23	—	—
Redeemed	(300,510)	(333,160)	—	—
Change in E*Trade Shares	(102,815)	(17,064)	—	—
Empower
Issued	12,713,279	7,091,606	1,200,371	680,000
Reinvested	79,191	594	2,716	28
Redeemed	(11,557,452)	(3,431,430)	(108,093)	(568,025)
Change in Empower Shares	1,235,018	3,660,770	1,094,994	112,003
IM
Issued	71,463,229	67,117,925	110	114,350
Reinvested	23,677	294	2	—(b)
Redeemed	(72,073,384)	(64,388,873)	—	(138,596)
Change in IM Shares	(586,478)	2,729,346	112	(24,246)
Institutional Class
Issued	356,479,846	387,577,686	55,006,459	61,640,072
Reinvested	180,439	625	59,114	294
Redeemed	(354,442,594)	(399,731,871)	(54,805,000)	(65,732,648)
Change in Institutional Class Shares	2,217,691	(12,153,560)	260,573	(4,092,282)

(a)
On January 31, 2023, Class C Shares for JPMorgan U.S. Treasury Plus Money Market Fund were merged into Reserve Shares. Additionally, as of February 1, 2023, the Class C Shares are no longer offered.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	119

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
SHARE TRANSACTIONS: (continued)
Investor
Issued	2,741,080	6,754,768	89,215	132,519
Reinvested	49,849	3	—	—(a)
Redeemed	(2,241,947)	(5,739,220)	(89,903)	(132,458)
Change in Investor Shares	548,982	1,015,551	(688)	61
Morgan
Issued	329,986,817	287,654,071	123,203,049	92,581,650
Reinvested	18,287	3	1,999	—(a)
Redeemed	(327,933,280)	(287,568,310)	(122,444,885)	(92,667,137)
Change in Morgan Shares	2,071,824	85,764	760,163	(85,487)
Premier
Issued	201,111,925	211,463,266	55,491,861	34,466,562
Reinvested	17,686	27	18,396	40
Redeemed	(199,914,160)	(211,153,897)	(54,882,713)	(34,128,507)
Change in Premier Shares	1,215,451	309,396	627,544	338,095
Reserve (b)
Issued	33,714,687	46,543,268	3,826,808	4,058,084
Reinvested	65,486	1	2,026	—(a)
Redeemed	(37,837,601)	(39,161,240)	(3,979,957)	(3,818,288)
Merger from Class C Shares	—	—	332,734	—
Change in Reserve Shares	(4,057,428)	7,382,029	181,611	239,796
Service
Issued	66,971	109,601	—	—
Reinvested	5,216	2	—	—
Redeemed	(180,514)	(190,688)	—	—
Change in Service Shares	(108,327)	(81,085)	—	—

(a)
Amount rounds to less than one thousand.
(b)
On January 31, 2023, Class C Shares for JPMorgan U.S. Treasury Plus Money Market Fund were merged into Reserve Shares. Additionally, as of February 1, 2023, the Class C Shares are no longer offered.
SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. Morgan Money Market Funds	February 28, 2023

	JPMorgan Federal Money Market Fund		JPMorgan 100% U.S. Treasury Securities Money Market Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
CAPITAL TRANSACTIONS:
Academy
Proceeds from shares issued	$—	$—	$1,035,587	$625,200
Distributions reinvested	—	—	43	—(a)
Cost of shares redeemed	—	—	(1,066,359)	(511,780)
Change in net assets resulting from Academy capital transactions	—	—	(30,729)	113,420
Agency
Proceeds from shares issued	485,422	597,491	511,735,689	483,815,895
Distributions reinvested	679	3	9,274	30
Cost of shares redeemed	(286,096)	(698,310)	(509,389,374)	(484,830,667)
Change in net assets resulting from Agency capital transactions	200,005	(100,816)	2,355,589	(1,014,742)
Capital
Proceeds from shares issued	—	—	162,970,525	204,850,092
Distributions reinvested	—	—	365,870	1,880
Cost of shares redeemed	—	—	(173,120,935)	(205,796,081)
Change in net assets resulting from Capital capital transactions	—	—	(9,784,540)	(944,109)
Empower
Proceeds from shares issued	—	—	211,654	597,500
Distributions reinvested	—	—	2,143	18
Cost of shares redeemed	—	—	(24,365)	(568,025)
Change in net assets resulting from Empower capital transactions	—	—	189,432	29,493
IM
Proceeds from shares issued	—	—	275,798	25,952
Distributions reinvested	—	—	652	—(a)
Cost of shares redeemed	—	—	(238,409)	(25,955)
Change in net assets resulting from IM capital transactions	—	—	38,041	(3)
Institutional Class
Proceeds from shares issued	9,342,483	5,930,237	113,665,336	91,142,009
Distributions reinvested	11,561	61	52,449	257
Cost of shares redeemed	(7,605,278)	(6,952,381)	(107,826,010)	(92,163,519)
Change in net assets resulting from Institutional Class capital transactions	1,748,766	(1,022,083)	5,891,775	(1,021,253)
Morgan
Proceeds from shares issued	157,340	54,066	81,693,613	62,648,028
Distributions reinvested	1,690	1	23,628	18
Cost of shares redeemed	(79,010)	(52,321)	(81,593,909)	(62,693,622)
Change in net assets resulting from Morgan capital transactions	80,020	1,746	123,332	(45,576)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	121

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Federal Money Market Fund		JPMorgan 100% U.S. Treasury Securities Money Market Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
CAPITAL TRANSACTIONS: (continued)
Premier
Proceeds from shares issued	$1,304,372	$368,851	$33,088,308	$18,605,538
Distributions reinvested	5,091	4	15,533	26
Cost of shares redeemed	(430,403)	(444,043)	(29,295,217)	(18,658,204)
Change in net assets resulting from Premier capital transactions	879,060	(75,188)	3,808,624	(52,640)
Reserve
Proceeds from shares issued	—	—	14,423,157	14,891,153
Distributions reinvested	—	—	471	1
Cost of shares redeemed	—	—	(16,822,742)	(13,963,028)
Change in net assets resulting from Reserve capital transactions	—	—	(2,399,114)	928,126
Total change in net assets resulting from capital transactions	$2,907,851	$(1,196,341)	$192,410	$(2,007,284)
SHARE TRANSACTIONS:
Academy
Issued	—	—	1,035,560	625,200
Reinvested	—	—	43	—(a)
Redeemed	—	—	(1,066,340)	(511,780)
Change in Academy Shares	—	—	(30,737)	113,420
Agency
Issued	485,404	597,491	511,735,656	483,815,895
Reinvested	679	3	9,274	30
Redeemed	(286,081)	(698,310)	(509,389,228)	(484,830,667)
Change in Agency Shares	200,002	(100,816)	2,355,702	(1,014,742)
Capital
Issued	—	—	162,969,668	204,850,092
Reinvested	—	—	365,870	1,882
Redeemed	—	—	(173,120,819)	(205,796,081)
Change in Capital Shares	—	—	(9,785,281)	(944,107)
Empower
Issued	—	—	211,651	597,500
Reinvested	—	—	2,143	18
Redeemed	—	—	(24,335)	(568,025)
Change in Empower Shares	—	—	189,459	29,493
IM
Issued	—	—	275,776	25,952
Reinvested	—	—	652	—(a)
Redeemed	—	—	(238,384)	(25,955)
Change in IM Shares	—	—	38,044	(3)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. Morgan Money Market Funds	February 28, 2023

	JPMorgan Federal Money Market Fund		JPMorgan 100% U.S. Treasury Securities Money Market Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
SHARE TRANSACTIONS: (continued)
Institutional Class
Issued	9,342,424	5,930,222	113,665,081	91,142,009
Reinvested	11,561	61	52,449	257
Redeemed	(7,605,268)	(6,952,381)	(107,825,365)	(92,163,519)
Change in Institutional Class Shares	1,748,717	(1,022,098)	5,892,165	(1,021,253)
Morgan
Issued	157,335	54,066	81,693,587	62,648,028
Reinvested	1,690	1	23,628	18
Redeemed	(78,996)	(52,316)	(81,593,867)	(62,693,622)
Change in Morgan Shares	80,029	1,751	123,348	(45,576)
Premier
Issued	1,304,372	368,851	33,088,308	18,605,538
Reinvested	5,091	4	15,533	26
Redeemed	(430,359)	(444,034)	(29,294,888)	(18,658,204)
Change in Premier Shares	879,104	(75,179)	3,808,953	(52,640)
Reserve
Issued	—	—	14,423,013	14,891,153
Reinvested	—	—	471	1
Redeemed	—	—	(16,822,728)	(13,963,028)
Change in Reserve Shares	—	—	(2,399,244)	928,126
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	123

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Tax Free Money Market Fund		JPMorgan Municipal Money Market Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$1,765,500	$121,928	$394,467	$30,972
Distributions reinvested	370	2	179	2
Cost of shares redeemed	(1,465,283)	(213,308)	(278,870)	(53,580)
Change in net assets resulting from Agency capital transactions	300,587	(91,378)	115,776	(22,606)
Institutional Class
Proceeds from shares issued	34,459,802	21,112,727	8,061,664	6,656,716
Distributions reinvested	8,850	115	7,899	101
Cost of shares redeemed	(31,413,891)	(22,835,694)	(8,112,805)	(6,611,560)
Change in net assets resulting from Institutional Class capital transactions	3,054,761	(1,722,852)	(43,242)	45,257
Morgan
Proceeds from shares issued	54,370	11,401	38,290	3,116
Distributions reinvested	344	1	386	3
Cost of shares redeemed	(28,184)	(17,093)	(26,293)	(22,735)
Change in net assets resulting from Morgan capital transactions	26,530	(5,691)	12,383	(19,616)
Premier
Proceeds from shares issued	1,971,421	105,970	330,326	11,516
Distributions reinvested	914	2	586	1
Cost of shares redeemed	(1,438,641)	(266,760)	(211,985)	(42,851)
Change in net assets resulting from Premier capital transactions	533,694	(160,788)	118,927	(31,334)
Reserve
Proceeds from shares issued	8,415,437	7,953,871	—	—
Distributions reinvested	307	3	—	—
Cost of shares redeemed	(9,461,748)	(7,720,154)	—	—
Change in net assets resulting from Reserve capital transactions	(1,046,004)	233,720	—	—
Service
Proceeds from shares issued	—	—	533	12,654
Distributions reinvested	—	—	98	2
Cost of shares redeemed	—	—	(11,515)	(21,660)
Change in net assets resulting from Service capital transactions	—	—	(10,884)	(9,004)
Total change in net assets resulting from capital transactions	$2,869,568	$(1,746,989)	$192,960	$(37,303)
SHARE TRANSACTIONS:
Agency
Issued	1,765,500	121,915	394,452	30,972
Reinvested	370	2	179	2
Redeemed	(1,465,283)	(213,308)	(278,870)	(53,576)
Change in Agency Shares	300,587	(91,391)	115,761	(22,602)
SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. Morgan Money Market Funds	February 28, 2023

	JPMorgan Tax Free Money Market Fund		JPMorgan Municipal Money Market Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
SHARE TRANSACTIONS: (continued)
Institutional Class
Issued	34,459,802	21,112,643	8,061,657	6,656,710
Reinvested	8,850	115	7,899	101
Redeemed	(31,413,891)	(22,835,694)	(8,112,776)	(6,611,560)
Change in Institutional Class Shares	3,054,761	(1,722,936)	(43,220)	45,251
Morgan
Issued	54,370	11,401	38,287	3,116
Reinvested	344	2	386	3
Redeemed	(28,184)	(17,093)	(26,290)	(22,734)
Change in Morgan Shares	26,530	(5,690)	12,383	(19,615)
Premier
Issued	1,971,422	105,970	330,312	11,516
Reinvested	914	2	587	1
Redeemed	(1,438,641)	(266,713)	(211,982)	(42,849)
Change in Premier Shares	533,695	(160,741)	118,917	(31,332)
Reserve
Issued	8,415,438	7,953,871	—	—
Reinvested	307	3	—	—
Redeemed	(9,461,748)	(7,720,106)	—	—
Change in Reserve Shares	(1,046,003)	233,768	—	—
Service
Issued	—	—	534	12,654
Reinvested	—	—	98	2
Redeemed	—	—	(11,512)	(21,660)
Change in Service Shares	—	—	(10,880)	(9,004)
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	125

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan California Municipal Money Market Fund		JPMorgan New York Municipal Money Market Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$286,546	$628	$863,243	$17,688
Distributions reinvested	91	—(a)	68	—(a)
Cost of shares redeemed	(210,910)	(19,814)	(645,166)	(40,346)
Change in net assets resulting from Agency capital transactions	75,727	(19,186)	218,145	(22,658)
Institutional Class
Proceeds from shares issued	1,106,652	159,505	6,437,877	1,181,543
Distributions reinvested	387	4	1,669	28
Cost of shares redeemed	(1,010,633)	(228,993)	(5,084,320)	(1,289,068)
Change in net assets resulting from Institutional Class capital transactions	96,406	(69,484)	1,355,226	(107,497)
Morgan
Proceeds from shares issued	13,362	1,494	26,704	4,593
Distributions reinvested	75	1	490	7
Cost of shares redeemed	(8,419)	(4,874)	(26,554)	(14,519)
Change in net assets resulting from Morgan capital transactions	5,018	(3,379)	640	(9,919)
Premier
Proceeds from shares issued	581,981	267,330	1,300,818	202,019
Distributions reinvested	314	1	165	—(a)
Cost of shares redeemed	(526,577)	(243,200)	(906,118)	(196,551)
Change in net assets resulting from Premier capital transactions	55,718	24,131	394,865	5,468
Reserve
Proceeds from shares issued	—	—	385	799
Distributions reinvested	—	—	19	—(a)
Cost of shares redeemed	—	—	(571)	(155)
Change in net assets resulting from Reserve capital transactions	—	—	(167)	644
Service
Proceeds from shares issued	6,661	2,847	—	686
Distributions reinvested	50	2	16	—(a)
Cost of shares redeemed	(9,815)	(5,293)	(720)	(1,866)
Change in net assets resulting from Service capital transactions	(3,104)	(2,444)	(704)	(1,180)
Total change in net assets resulting from capital transactions	$229,765	$(70,362)	$1,968,005	$(135,142)
SHARE TRANSACTIONS:
Agency
Issued	286,535	628	863,243	17,688
Reinvested	91	—(a)	68	—(a)
Redeemed	(210,910)	(19,810)	(645,166)	(40,346)
Change in Agency Shares	75,716	(19,182)	218,145	(22,658)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. Morgan Money Market Funds	February 28, 2023

	JPMorgan California Municipal Money Market Fund		JPMorgan New York Municipal Money Market Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
SHARE TRANSACTIONS: (continued)
Institutional Class
Issued	1,106,636	159,500	6,437,877	1,181,542
Reinvested	387	4	1,669	28
Redeemed	(1,010,628)	(228,979)	(5,084,320)	(1,289,068)
Change in Institutional Class Shares	96,395	(69,475)	1,355,226	(107,498)
Morgan
Issued	13,360	1,494	26,704	4,593
Reinvested	75	1	490	7
Redeemed	(8,417)	(4,872)	(26,554)	(14,519)
Change in Morgan Shares	5,018	(3,377)	640	(9,919)
Premier
Issued	581,981	267,314	1,300,818	202,019
Reinvested	314	1	165	—(a)
Redeemed	(526,558)	(243,200)	(906,118)	(196,551)
Change in Premier Shares	55,737	24,115	394,865	5,468
Reserve
Issued	—	—	384	799
Reinvested	—	—	20	—(a)
Redeemed	—	—	(571)	(155)
Change in Reserve Shares	—	—	(167)	644
Service
Issued	6,659	2,847	—	686
Reinvested	50	2	16	1
Redeemed	(9,810)	(5,293)	(721)	(1,866)
Change in Service Shares	(3,101)	(2,444)	(705)	(1,179)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	127

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Prime Money Market Fund
Academy
Year Ended February 28, 2023	$1.0003	$0.0240	$0.0003	$0.0243	$(0.0240)	$—	$(0.0240)
Year Ended February 28, 2022	1.0006	0.0007	(0.0003)	0.0004	(0.0007)	—	(0.0007)
Year Ended February 28, 2021	1.0006	0.0036	—(e)	0.0036	(0.0036)	—(e)	(0.0036)
May 15, 2019 (f) through February 29, 2020	1.0003	0.0162	0.0003	0.0165	(0.0162)	—	(0.0162)
Agency
Year Ended February 28, 2023	1.0005	0.0231	0.0004	0.0235	(0.0231)	—	(0.0231)
Year Ended February 28, 2022	1.0008	0.0001	(0.0003)	(0.0002)	(0.0001)	—	(0.0001)
Year Ended February 28, 2021	1.0007	0.0028	0.0001	0.0029	(0.0028)	—(e)	(0.0028)
Year Ended February 29, 2020	1.0003	0.0205	0.0004	0.0209	(0.0205)	—(e)	(0.0205)
Year Ended February 28, 2019	1.0001	0.0204	0.0002	0.0206	(0.0204)	—(e)	(0.0204)
Capital
Year Ended February 28, 2023	1.0003	0.0240	0.0002	0.0242	(0.0240)	—	(0.0240)
Year Ended February 28, 2022	1.0005	0.0007	(0.0002)	0.0005	(0.0007)	—	(0.0007)
Year Ended February 28, 2021	1.0005	0.0036	—(e)	0.0036	(0.0036)	—(e)	(0.0036)
Year Ended February 29, 2020	1.0003	0.0213	0.0002	0.0215	(0.0213)	—(e)	(0.0213)
Year Ended February 28, 2019	1.0001	0.0212	0.0002	0.0214	(0.0212)	—(e)	(0.0212)
Empower
Year Ended February 28, 2023	1.0002	0.0240	0.0003	0.0243	(0.0240)	—	(0.0240)
Year Ended February 28, 2022	1.0005	0.0007	(0.0003)	0.0004	(0.0007)	—	(0.0007)
February 23, 2021 (f) through February 28, 2021	1.0005	—(e)	—(e)	—(e)	—(e)	—	—(e)
IM
Year Ended February 28, 2023	1.0003	0.0244	0.0002	0.0246	(0.0244)	—	(0.0244)
Year Ended February 28, 2022	1.0006	0.0007	(0.0003)	0.0004	(0.0007)	—	(0.0007)
Year Ended February 28, 2021	1.0006	0.0039	—(e)	0.0039	(0.0039)	—(e)	(0.0039)
Year Ended February 29, 2020	1.0003	0.0216	0.0003	0.0219	(0.0216)	—(e)	(0.0216)
Year Ended February 28, 2019	1.0001	0.0215	0.0002	0.0217	(0.0215)	—(e)	(0.0215)
Institutional Class
Year Ended February 28, 2023	1.0003	0.0237	0.0002	0.0239	(0.0237)	—	(0.0237)
Year Ended February 28, 2022	1.0005	0.0005	(0.0002)	0.0003	(0.0005)	—	(0.0005)
Year Ended February 28, 2021	1.0005	0.0033	—(e)	0.0033	(0.0033)	—(e)	(0.0033)
Year Ended February 29, 2020	1.0003	0.0210	0.0002	0.0212	(0.0210)	—(e)	(0.0210)
Year Ended February 28, 2019	1.0001	0.0209	0.0002	0.0211	(0.0209)	—(e)	(0.0209)
Morgan
Year Ended February 28, 2023	1.0007	0.0209	0.0003	0.0212	(0.0209)	—	(0.0209)
Year Ended February 28, 2022	1.0011	0.0001	(0.0004)	(0.0003)	(0.0001)	—	(0.0001)
Year Ended February 28, 2021	1.0008	0.0016	0.0003	0.0019	(0.0016)	—(e)	(0.0016)
Year Ended February 29, 2020	1.0003	0.0180	0.0005	0.0185	(0.0180)	—(e)	(0.0180)
Year Ended February 28, 2019	1.0001	0.0179	0.0002	0.0181	(0.0179)	—(e)	(0.0179)
Premier
Year Ended February 28, 2023	1.0004	0.0214	0.0003	0.0217	(0.0214)	—	(0.0214)
Year Ended February 28, 2022	1.0007	0.0001	(0.0003)	(0.0002)	(0.0001)	—	(0.0001)
Year Ended February 28, 2021	1.0006	0.0019	0.0001	0.0020	(0.0019)	—(e)	(0.0019)
Year Ended February 29, 2020	1.0003	0.0186	0.0003	0.0189	(0.0186)	—(e)	(0.0186)
Year Ended February 28, 2019	1.0001	0.0185	0.0002	0.0187	(0.0185)	—(e)	(0.0185)
SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. Morgan Money Market Funds	February 28, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements

$1.0006	2.46%	$618,235	0.17% (d)	2.30%	0.19%
1.0003	0.04	918,415	0.10(d)	0.07	0.19
1.0006	0.36	1,011,973	0.17(d)	0.38	0.19
1.0006	1.66	150,519	0.18	1.69	0.26

1.0009	2.38	2,766,889	0.26(d)	2.64	0.29
1.0005	(0.02)	1,403,993	0.16(d)	0.01	0.29
1.0008	0.29	1,492,906	0.24(d)	0.30	0.29
1.0007	2.11	2,517,667	0.26	2.05	0.30
1.0003	2.08	2,474,137	0.26	2.09	0.31

1.0005	2.45	41,621,459	0.17(d)	2.43	0.19
1.0003	0.05	40,505,885	0.10(d)	0.07	0.18
1.0005	0.36	42,867,638	0.16(d)	0.31	0.19
1.0005	2.17	33,683,247	0.18	2.09	0.20
1.0003	2.16	26,725,832	0.18	2.13	0.21

1.0005	2.46	355,132	0.16(d)	2.15	0.19
1.0002	0.04	564,948	0.10(d)	0.07	0.20
1.0005	0.00(g)	25	0.12(d)	0.10	0.19

1.0005	2.48	6,054,242	0.13(d)	2.32	0.14
1.0003	0.04	9,524,945	0.10(d)	0.07	0.13
1.0006	0.39	7,515,957	0.13(d)	0.35	0.14
1.0006	2.21	5,541,728	0.15	2.12	0.15
1.0003	2.19	1,896,262	0.16	2.13	0.16

1.0005	2.41	14,307,780	0.20(d)	2.38	0.24
1.0003	0.03	14,794,803	0.12(d)	0.05	0.23
1.0005	0.33	19,063,596	0.19(d)	0.30	0.24
1.0005	2.14	15,607,982	0.21	2.07	0.25
1.0003	2.13	11,691,618	0.21	2.12	0.26

1.0010	2.14	1,857,527	0.48(d)	2.41	0.50
1.0007	(0.03)	877,230	0.17(d)	0.01	0.50
1.0011	0.19	1,353,316	0.38(d)	0.22	0.50
1.0008	1.87	2,880,586	0.51	1.78	0.51
1.0003	1.82	2,395,205	0.52	1.88	0.53

1.0007	2.19	2,287,879	0.43(d)	2.55	0.44
1.0004	(0.02)	1,007,946	0.16(d)	0.01	0.44
1.0007	0.20	1,337,044	0.35(d)	0.22	0.44
1.0006	1.91	2,646,576	0.45	1.83	0.45
1.0003	1.89	1,884,553	0.45	1.90	0.46
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	129

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Prime Money Market Fund (continued)
Reserve
Year Ended February 28, 2023	$1.0006	$0.0192	$0.0002	$0.0194	$(0.0192)	$—	$(0.0192)
Year Ended February 28, 2022	1.0009	0.0001	(0.0003)	(0.0002)	(0.0001)	—	(0.0001)
Year Ended February 28, 2021	1.0007	0.0010	0.0002	0.0012	(0.0010)	—(e)	(0.0010)
Year Ended February 29, 2020	1.0003	0.0161	0.0004	0.0165	(0.0161)	—(e)	(0.0161)
Year Ended February 28, 2019	1.0001	0.0160	0.0002	0.0162	(0.0160)	—(e)	(0.0160)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)

Voluntary waivers were as follows:	February 28, 2023	February 28, 2022	February 28, 2021	February 29, 2020	February 28, 2019
Academy	0.01%	0.08%	0.01%	—	—
Agency	—(a)	0.10%	0.02%	—	—
Capital	0.01%	0.08%	0.02%	—	—
Empower	0.02%	0.08%	—(a)	—	—
IM	—(a)	0.04%	0.01%	—	—
Institutional Class	0.01%	0.09%	0.02%	—	—
Morgan	0.02%	0.34%	0.12%	—	—
Premier	0.01%	0.27%	0.09%	—	—
Reserve	0.05%	0.54%	0.16%	—	—
(a) Amount rounds to less than 0.005%.

(e)	Amount rounds to less than $0.00005.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. Morgan Money Market Funds	February 28, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements

$1.0008	1.96%	$3,295	0.65% (d)	1.97%	1.14%
1.0006	(0.02)	2,852	0.16(d)	0.01	2.42
1.0009	0.12	1,084	0.53(d)	0.33	2.00
1.0007	1.66	12,017	0.70	1.59	0.94
1.0003	1.64	13,024	0.70	1.57	0.85
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	131

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Institutional Tax Free Money Market Fund
Agency
Year Ended February 28, 2023	$1.0003	$0.0136	$— (d)	$0.0136	$(0.0136)	$(0.0001)	$(0.0137)
Year Ended February 28, 2022	1.0005	0.0001	(0.0002)	(0.0001)	(0.0001)	—(d)	(0.0001)
Year Ended February 28, 2021	1.0001	0.0023	0.0004	0.0027	(0.0023)	—(d)	(0.0023)
Year Ended February 29, 2020	1.0000	0.0117	0.0001(f)	0.0118	(0.0117)	—(d)	(0.0117)
March 01, 2018 (g) through February 28, 2019	1.0000	0.0123	—(d)	0.0123	(0.0123)	—(d)	(0.0123)
Capital
Year Ended February 28, 2023	1.0003	0.0144	—(d)	0.0144	(0.0144)	(0.0001)	(0.0145)
Year Ended February 28, 2022	1.0006	0.0002	(0.0003)	(0.0001)	(0.0002)	—(d)	(0.0002)
Year Ended February 28, 2021	1.0000	0.0028	0.0006	0.0034	(0.0028)	—(d)	(0.0028)
Year Ended February 29, 2020	1.0000	0.0125	—(d)	0.0125	(0.0125)	—(d)	(0.0125)
March 01, 2018 (g) through February 28, 2019	1.0000	0.0131	—(d)	0.0131	(0.0131)	—(d)	(0.0131)
IM
Year Ended February 28, 2023	1.0003	0.0147	—(d)	0.0147	(0.0147)	(0.0001)	(0.0148)
Year Ended February 28, 2022	1.0005	0.0002	(0.0002)	—(d)	(0.0002)	—(d)	(0.0002)
Year Ended February 28, 2021	1.0000	0.0030	0.0005	0.0035	(0.0030)	—(d)	(0.0030)
Year Ended February 29, 2020	1.0000	0.0127	—(d)	0.0127	(0.0127)	—(d)	(0.0127)
March 01, 2018 (g) through February 28, 2019	1.0000	0.0133	—(d)	0.0133	(0.0133)	—(d)	(0.0133)
Institutional Class
Year Ended February 28, 2023	1.0003	0.0141	—(d)	0.0141	(0.0141)	(0.0001)	(0.0142)
Year Ended February 28, 2022	1.0005	0.0001	(0.0002)	(0.0001)	(0.0001)	—(d)	(0.0001)
Year Ended February 28, 2021	1.0000	0.0026	0.0005	0.0031	(0.0026)	—(d)	(0.0026)
Year Ended February 29, 2020	1.0000	0.0122	—(d)	0.0122	(0.0122)	—(d)	(0.0122)
March 01, 2018 (g) through February 28, 2019	1.0000	0.0128	—(d)	0.0128	(0.0128)	—(d)	(0.0128)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.00005.
(e)

Voluntary waivers were as follows:	February 28, 2023	February 28, 2022	February 28, 2021	February 29, 2020	February 28, 2019
Agency	—(a)	0.16%	0.02%	—	—
Capital	—(a)	0.09%	—(a)	—	—
IM	—	0.07%	0.01%	—	—
Institutional Class	—(a)	0.12%	0.01%	—	—
(a) Amount rounds to less than 0.005%.

(f)	Net realized and unrealized gains (losses) on investments may appear disproportionate in relation to the classes due to rounding.
(g)	Commencement of operations.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(i)	Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. Morgan Money Market Funds	February 28, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements

$1.0002	1.36%	$108,719	0.26% (e)	1.81%	0.35%
1.0003	(0.01)	17,084	0.11(e)	0.01	0.44
1.0005	0.27	23,163	0.24(e)	0.25	0.36
1.0001	1.19	41,696	0.26	1.15	0.38
1.0000	1.24	17,148	0.26(h)	1.36(h)	2.96(h)

1.0002	1.44	399,560	0.18(e)	1.78	0.21
1.0003	(0.01)	182,500	0.09(e)	0.02	0.22
1.0006	0.34	37,889	0.18(e)	0.41	0.22
1.0000	1.26	228,168	0.18	1.18	0.24
1.0000	1.32	72,933	0.18(h)	1.42(h)	0.40(h)

1.0002	1.47	601,785	0.15	1.36	0.15
1.0003	0.00(i)	723,312	0.08(e)	0.02	0.15
1.0005	0.35	665,960	0.15(e)	0.18	0.16
1.0000	1.28	391,386	0.16	1.24	0.18
1.0000	1.34	475,368	0.16(h)	1.32(h)	0.23(h)

1.0002	1.41	397,559	0.21(e)	1.48	0.26
1.0003	(0.01)	355,017	0.09(e)	0.01	0.26
1.0005	0.31	478,239	0.20(e)	0.23	0.26
1.0000	1.23	309,118	0.21	1.20	0.28
1.0000	1.29	377,900	0.21(h)	1.40(h)	0.37(h)
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	133

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Securities Lending Money Market Fund
Agency SL
Year Ended February 28, 2023	$0.9996	$0.0241	$0.0008	$0.0249	$(0.0241)	$—	$(0.0241)
Year Ended February 28, 2022	1.0001	0.0010	(0.0005)	0.0005	(0.0010)	—(d)	(0.0010)
Year Ended February 28, 2021	1.0002	0.0045	(0.0001)	0.0044	(0.0045)	—(d)	(0.0045)
Year Ended February 29, 2020	1.0001	0.0222	0.0001	0.0223	(0.0222)	—(d)	(0.0222)
September 19, 2018 (e) through February 28, 2019	1.0000	0.0109	0.0001	0.0110	(0.0109)	—	(0.0109)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.00005.
(e)	Commencement of operations.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. Morgan Money Market Funds	February 28, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements

$1.0004	2.52%	$2,071,723	0.06%	2.35%	0.15%
0.9996	0.05	1,921,994	0.06	0.10	0.14
1.0001	0.44	2,168,587	0.06	0.48	0.15
1.0002	2.25	3,455,824	0.06	2.20	0.16
1.0001	1.10	2,865,539	0.06(f)	2.53(f)	0.23(f)
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	135

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Liquid Assets Money Market Fund
Agency
Year Ended February 28, 2023	$1.00	$0.02	$—(c)	$0.02	$(0.02)	$—	$(0.02)
Year Ended February 28, 2022	1.00	—(c)	—(c)	—(c)	—(c)	—	—(c)
Year Ended February 28, 2021	1.00	—(c)	—(c)	—(c)	—(c)	—(c)	—(c)
Year Ended February 29, 2020	1.00	0.02	—(c)	0.02	(0.02)	—(c)	(0.02)
Year Ended February 28, 2019	1.00	0.02	—(c)	0.02	(0.02)	—(c)	(0.02)
Capital
Year Ended February 28, 2023	1.00	0.02	—(c)	0.02	(0.02)	—	(0.02)
Year Ended February 28, 2022	1.00	—(c)	—(c)	—(c)	—(c)	—	—(c)
Year Ended February 28, 2021	1.00	—(c)	—(c)	—(c)	—(c)	—(c)	—(c)
Year Ended February 29, 2020	1.00	0.02	—(c)	0.02	(0.02)	—(c)	(0.02)
Year Ended February 28, 2019	1.00	0.02	—(c)	0.02	(0.02)	—(c)	(0.02)
Institutional Class
Year Ended February 28, 2023	1.00	0.02	—(c)	0.02	(0.02)	—	(0.02)
Year Ended February 28, 2022	1.00	—(c)	—(c)	—(c)	—(c)	—	—(c)
Year Ended February 28, 2021	1.00	—(c)	—(c)	—(c)	—(c)	—(c)	—(c)
Year Ended February 29, 2020	1.00	0.02	—(c)	0.02	(0.02)	—(c)	(0.02)
Year Ended February 28, 2019	1.00	0.02	—(c)	0.02	(0.02)	—(c)	(0.02)
Investor
Year Ended February 28, 2023	1.00	0.02	—(c)	0.02	(0.02)	—	(0.02)
Year Ended February 28, 2022	1.00	—(c)	—(c)	—(c)	—(c)	—	—(c)
Year Ended February 28, 2021	1.00	—(c)	—(c)	—(c)	—(c)	—(c)	—(c)
Year Ended February 29, 2020	1.00	0.02	—(c)	0.02	(0.02)	—(c)	(0.02)
Year Ended February 28, 2019	1.00	0.02	—(c)	0.02	(0.02)	—(c)	(0.02)
Morgan
Year Ended February 28, 2023	1.00	0.02	—(c)	0.02	(0.02)	—	(0.02)
Year Ended February 28, 2022	1.00	—(c)	—(c)	—(c)	—(c)	—	—(c)
Year Ended February 28, 2021	1.00	—(c)	—(c)	—(c)	—(c)	—(c)	—(c)
Year Ended February 29, 2020	1.00	0.02	—(c)	0.02	(0.02)	—(c)	(0.02)
Year Ended February 28, 2019	1.00	0.02	—(c)	0.02	(0.02)	—(c)	(0.02)
Premier
Year Ended February 28, 2023	1.00	0.02	—(c)	0.02	(0.02)	—	(0.02)
Year Ended February 28, 2022	1.00	—(c)	—(c)	—(c)	—(c)	—	—(c)
Year Ended February 28, 2021	1.00	—(c)	—(c)	—(c)	—(c)	—(c)	—(c)
Year Ended February 29, 2020	1.00	0.02	—(c)	0.02	(0.02)	—(c)	(0.02)
Year Ended February 28, 2019	1.00	0.02	—(c)	0.02	(0.02)	—(c)	(0.02)
SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. Morgan Money Market Funds	February 28, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return	Net assets, end of period (000's)	Net expenses(b)	Net investment income (loss)	Expenses without waivers and reimbursements

$1.00	2.32%	$3,045,257	0.26% (d)	3.07%	0.29%
1.00	0.01	691,008	0.17(d)	0.01	0.30
1.00	0.29	1,234,800	0.24(d)	0.27	0.29
1.00	2.07	1,452,745	0.26	1.94	0.31
1.00	2.06	542,003	0.26	2.13	0.33

1.00	2.40	9,633,984	0.18(d)	3.32	0.19
1.00	0.04	1,804,197	0.15(d)	0.04	0.19
1.00	0.35	4,806,805	0.18(d)	0.25	0.19
1.00	2.15	2,295,874	0.18	2.01	0.21
1.00	2.14	558,492	0.18	2.16	0.23

1.00	2.37	8,277,974	0.21(d)	3.19	0.24
1.00	0.02	1,763,092	0.16(d)	0.02	0.25
1.00	0.32	3,055,814	0.21(d)	0.30	0.24
1.00	2.12	3,412,753	0.21	2.07	0.26
1.00	2.11	2,717,544	0.21	2.17	0.28

1.00	2.10	3,013	0.48(d)	2.43	0.49
1.00	0.01	1,804	0.17(d)	0.01	0.50
1.00	0.17	6,189	0.34(d)	0.16	0.58
1.00	1.81	7,904	0.51	1.78	0.52
1.00	1.81	8,147	0.51	1.79	0.54

1.00	2.02	2,177,582	0.56(d)	2.79	0.60
1.00	0.01	453,086	0.17(d)	0.01	0.61
1.00	0.14	627,541	0.40(d)	0.14	0.60
1.00	1.73	543,317	0.59	1.69	0.63
1.00	1.73	307,584	0.59	1.76	0.68

1.00	2.15	12,312,271	0.43(d)	3.20	0.44
1.00	0.01	1,532,491	0.17(d)	0.01	0.45
1.00	0.19	2,373,258	0.35(d)	0.19	0.44
1.00	1.87	3,031,847	0.45	1.77	0.46
1.00	1.87	1,140,955	0.45	1.93	0.48
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	137

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Liquid Assets Money Market Fund (continued)
Reserve
Year Ended February 28, 2023	$1.00	$0.02	$—(c)	$0.02	$(0.02)	$—	$(0.02)
Year Ended February 28, 2022	1.00	—(c)	—(c)	—(c)	—(c)	—	—(c)
Year Ended February 28, 2021	1.00	—(c)	—(c)	—(c)	—(c)	—(c)	—(c)
Year Ended February 29, 2020	1.00	0.02	—(c)	0.02	(0.02)	—(c)	(0.02)
Year Ended February 28, 2019	1.00	0.02	—(c)	0.02	(0.02)	—(c)	(0.02)

(a)	Calculated based upon average shares outstanding.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(c)	Amount rounds to less than $0.005.
(d)

Voluntary waivers were as follows:	February 28, 2023	February 28, 2022	February 28, 2021	February 29, 2020	February 28, 2019
Agency	—(a)	0.09%	0.02%	—	—
Capital	—(a)	0.03%	—(a)	—	—
Institutional Class	—(a)	0.05%	—(a)	—	—
Investor	0.02%	0.32%	0.16%	—	—
Morgan	0.02%	0.42%	0.19%	—	—
Premier	—(a)	0.28%	0.10%	—	—
Reserve	0.04%	0.53%	0.29%	—	—
(a) Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. Morgan Money Market Funds	February 28, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return	Net assets, end of period (000's)	Net expenses(b)	Net investment income (loss)	Expenses without waivers and reimbursements

$1.00	1.94%	$28,700	0.66% (d)	2.58%	0.69%
1.00	0.01	4,231	0.17(d)	0.01	0.70
1.00	0.11	5,661	0.40(d)	0.11	0.88
1.00	1.62	3,797	0.70	1.62	0.84
1.00	1.61	4,548	0.70	1.59	0.74
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	139

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan U.S. Government Money Market Fund
Academy
Year Ended February 28, 2023	$1.00	$0.02	$—(e)	$0.02	$(0.02)	$1.00
Year Ended February 28, 2022	1.00	—(e)	—(e)	—(e)	—(e)	1.00
Year Ended February 28, 2021	1.00	—(e)	—(e)	—(e)	—(e)	1.00
May 15, 2019 (g) through February 29, 2020	1.00	0.01	—(e)	0.01	(0.01)	1.00
Agency
Year Ended February 28, 2023	1.00	0.02	—(e)	0.02	(0.02)	1.00
Year Ended February 28, 2022	1.00	—(e)	—(e)	—(e)	—(e)	1.00
Year Ended February 28, 2021	1.00	—(e)	—(e)	—(e)	—(e)	1.00
Year Ended February 29, 2020	1.00	0.02	—(e)	0.02	(0.02)	1.00
Year Ended February 28, 2019	1.00	0.02	—(e)	0.02	(0.02)	1.00
Capital
Year Ended February 28, 2023	1.00	0.02	—(e)	0.02	(0.02)	1.00
Year Ended February 28, 2022	1.00	—(e)	—(e)	—(e)	—(e)	1.00
Year Ended February 28, 2021	1.00	—(e)	—(e)	—(e)	—(e)	1.00
Year Ended February 29, 2020	1.00	0.02	—(e)	0.02	(0.02)	1.00
Year Ended February 28, 2019	1.00	0.02	—(e)	0.02	(0.02)	1.00
E*Trade
Year Ended February 28, 2023	1.00	0.01	—(e)	0.01	(0.01)	1.00
Year Ended February 28, 2022	1.00	—(e)	—(e)	—(e)	—(e)	1.00
Year Ended February 28, 2021	1.00	—(e)	—(e)	—(e)	—(e)	1.00
Year Ended February 29, 2020	1.00	0.01	—(e)	0.01	(0.01)	1.00
Year Ended February 28, 2019	1.00	0.01	—(e)	0.01	(0.01)	1.00
Empower
Year Ended February 28, 2023	1.00	0.02	—(e)	0.02	(0.02)	1.00
Year Ended February 28, 2022	1.00	—(e)	—(e)	—(e)	—(e)	1.00
February 23, 2021 (g) through February 28, 2021	1.00	—(e)	—(e)	—(e)	—(e)	1.00
IM
Year Ended February 28, 2023	1.00	0.02	—(e)	0.02	(0.02)	1.00
Year Ended February 28, 2022	1.00	—(e)	—(e)	—(e)	—(e)	1.00
Year Ended February 28, 2021	1.00	—(e)	—(e)	—(e)	—(e)	1.00
Year Ended February 29, 2020	1.00	0.02	—(e)	0.02	(0.02)	1.00
Year Ended February 28, 2019	1.00	0.02	—(e)	0.02	(0.02)	1.00
Institutional Class
Year Ended February 28, 2023	1.00	0.02	—(e)	0.02	(0.02)	1.00
Year Ended February 28, 2022	1.00	—(e)	—(e)	—(e)	—(e)	1.00
Year Ended February 28, 2021	1.00	—(e)	—(e)	—(e)	—(e)	1.00
Year Ended February 29, 2020	1.00	0.02	—(e)	0.02	(0.02)	1.00
Year Ended February 28, 2019	1.00	0.02	—(e)	0.02	(0.02)	1.00
Investor
Year Ended February 28, 2023	1.00	0.02	—(e)	0.02	(0.02)	1.00
Year Ended February 28, 2022	1.00	—(e)	—(e)	—(e)	—(e)	1.00
Year Ended February 28, 2021	1.00	—(e)	—(e)	—(e)	—(e)	1.00
Year Ended February 29, 2020	1.00	0.02	—(e)	0.02	(0.02)	1.00
Year Ended February 28, 2019	1.00	0.02	—(e)	0.02	(0.02)	1.00
SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. Morgan Money Market Funds	February 28, 2023

Ratios/Supplemental data
		Ratios to average net assets(a)
Total return(c)	Net assets, end of period (000's)	Net expenses(d)	Net investment income (loss)	Expenses without waivers and reimbursements

2.20%	$4,267,302	0.15% (f)	1.79%	0.18%
0.03	10,734,174	0.04(f)	0.03	0.18
0.14	3,689,489	0.14(f)	0.07	0.18
1.47	85,026	0.18	1.49	0.21

2.11	10,098,820	0.24(f)	2.11	0.28
0.01	8,485,249	0.06(f)	0.01	0.28
0.09	16,148,773	0.20(f)	0.08	0.28
1.87	14,132,125	0.26	1.84	0.30
1.82	11,112,454	0.26	1.79	0.31

2.20	119,811,381	0.15(f)	1.97	0.18
0.03	166,488,233	0.04(f)	0.03	0.18
0.14	143,184,525	0.15(f)	0.13	0.19
1.95	86,263,432	0.18	1.91	0.20
1.90	73,390,258	0.18	1.87	0.21

1.48	284,787	0.85(f)	1.36	1.03
0.01	387,687	0.06(f)	0.01	1.03
0.03	404,756	0.25(f)	0.02	1.03
1.12	298,348	1.00	1.10	1.05
1.07	274,993	1.00	1.04	1.06

2.20	5,393,885	0.15(f)	2.45	0.19
0.03	4,160,732	0.04(f)	0.03	0.18
0.00(h)	500,028	0.06(f)	0.04	0.19

2.23	9,457,598	0.12(f)	2.22	0.13
0.03	10,046,645	0.04(f)	0.03	0.13
0.17	7,317,310	0.12(f)	0.16	0.14
1.99	7,443,910	0.15	1.90	0.15
1.92	6,108,975	0.16	1.95	0.16

2.17	29,664,717	0.18(f)	2.15	0.24
0.01	27,455,761	0.06(f)	0.01	0.23
0.12	39,608,624	0.17(f)	0.11	0.23
1.92	43,246,064	0.21	1.89	0.25
1.87	41,868,607	0.21	1.88	0.26

1.90	2,406,713	0.46(f)	1.98	0.48
0.00(h)	1,858,457	0.07(f)	0.00(h)	0.48
0.05	842,931	0.24(f)	0.04	0.48
1.63	684,791	0.50	1.68	0.50
1.57	1,127,675	0.50	1.60	0.50
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	141

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan U.S. Government Money Market Fund (continued)
Morgan
Year Ended February 28, 2023	$1.00	$0.02	$—(e)	$0.02	$(0.02)	$1.00
Year Ended February 28, 2022	1.00	—(e)	—(e)	—(e)	—(e)	1.00
Year Ended February 28, 2021	1.00	—(e)	—(e)	—(e)	—(e)	1.00
Year Ended February 29, 2020	1.00	0.02	—(e)	0.02	(0.02)	1.00
Year Ended February 28, 2019	1.00	0.01	—(e)	0.01	(0.01)	1.00
Premier
Year Ended February 28, 2023	1.00	0.02	—(e)	0.02	(0.02)	1.00
Year Ended February 28, 2022	1.00	—(e)	—(e)	—(e)	—(e)	1.00
Year Ended February 28, 2021	1.00	—(e)	—(e)	—(e)	—(e)	1.00
Year Ended February 29, 2020	1.00	0.02	—(e)	0.02	(0.02)	1.00
Year Ended February 28, 2019	1.00	0.02	—(e)	0.02	(0.02)	1.00
Reserve
Year Ended February 28, 2023	1.00	0.02	—(e)	0.02	(0.02)	1.00
Year Ended February 28, 2022	1.00	—(e)	—(e)	—(e)	—(e)	1.00
Year Ended February 28, 2021	1.00	—(e)	—(e)	—(e)	—(e)	1.00
Year Ended February 29, 2020	1.00	0.01	—(e)	0.01	(0.01)	1.00
Year Ended February 28, 2019	1.00	0.01	—(e)	0.01	(0.01)	1.00
Service
Year Ended February 28, 2023	1.00	0.01	—(e)	0.01	(0.01)	1.00
Year Ended February 28, 2022	1.00	—(e)	—(e)	—(e)	—(e)	1.00
Year Ended February 28, 2021	1.00	—(e)	—(e)	—(e)	—(e)	1.00
Year Ended February 29, 2020	1.00	0.01	—(e)	0.01	(0.01)	1.00
Year Ended February 28, 2019	1.00	0.01	—(e)	0.01	(0.01)	1.00

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Amount rounds to less than $0.005.
(f)

Voluntary waivers were as follows:	February 28, 2023	February 28, 2022	February 28, 2021	February 29, 2020	February 28, 2019
Academy	0.03%	0.13%	0.04%	—	—
Agency	0.02%	0.20%	0.06%	—	—
Capital	0.03%	0.13%	0.03%	—	—
E*Trade	0.15%	0.94%	0.75%	—	—
Empower	0.03%	0.13%	—(a)	—	—
IM	0.01%	0.09%	0.01%	—	—
Institutional Class	0.03%	0.15%	0.04%	—	—
Investor	0.03%	0.41%	0.25%	—	—
Morgan	0.04%	0.51%	0.33%	—	—
Premier	0.03%	0.37%	0.21%	—	—
Reserve	0.11%	0.61%	0.47%	—	—
Service	0.16%	0.96%	0.74%	—	—
(a) Amount rounds to less than 0.005%.

(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. Morgan Money Market Funds	February 28, 2023

Ratios/Supplemental data
		Ratios to average net assets(a)
Total return(c)	Net assets, end of period (000's)	Net expenses(d)	Net investment income (loss)	Expenses without waivers and reimbursements

1.81%	$4,027,309	0.54% (f)	2.08%	0.59%
0.00(h)	1,956,424	0.07(f)	0.00(h)	0.59
0.05	1,870,723	0.25(f)	0.05	0.59
1.54	2,064,159	0.59	1.50	0.60
1.48	1,660,477	0.59	1.49	0.61

1.94	6,543,879	0.41(f)	1.97	0.44
0.01	5,330,175	0.06(f)	0.01	0.43
0.06	5,020,827	0.22(f)	0.05	0.43
1.68	4,095,749	0.45	1.64	0.45
1.62	2,945,521	0.45	1.59	0.46

1.73	3,350,896	0.58(f)	1.44	0.69
0.00(h)	7,409,330	0.07(f)	0.00(h)	0.68
0.04	27,414	0.22(f)	0.03	0.69
1.42	20,829	0.70	1.41	0.71
1.37	19,468	0.70	1.28	0.71

1.45	325,011	0.88(f)	1.33	1.03
0.00(h)	433,435	0.07(f)	0.00(h)	1.03
0.03	514,476	0.29(f)	0.03	1.03
1.07	867,659	1.05	1.19	1.05
1.02	2,993,274	1.05	1.08	1.05
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	143

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan U.S. Treasury Plus Money Market Fund
Academy
Year Ended February 28, 2023	$1.00	$0.02	$—(e)	$0.02	$(0.02)	$1.00
Year Ended February 28, 2022	1.00	—(e)	—(e)	—(e)	—(e)	1.00
September 30, 2020 (g) through February 28, 2021	1.00	—(e)	—(e)	—(e)	—(e)	1.00
Agency
Year Ended February 28, 2023	1.00	0.02	—(e)	0.02	(0.02)	1.00
Year Ended February 28, 2022	1.00	—(e)	—(e)	—(e)	—(e)	1.00
Year Ended February 28, 2021	1.00	—(e)	—(e)	—(e)	—(e)	1.00
Year Ended February 29, 2020	1.00	0.02	—(e)	0.02	(0.02)	1.00
Year Ended February 28, 2019	1.00	0.02	—(e)	0.02	(0.02)	1.00
Capital
Year Ended February 28, 2023	1.00	0.02	—(e)	0.02	(0.02)	1.00
Year Ended February 28, 2022	1.00	—(e)	—(e)	—(e)	—(e)	1.00
Year Ended February 28, 2021	1.00	—(e)	—(e)	—(e)	—(e)	1.00
Year Ended February 29, 2020	1.00	0.02	—(e)	0.02	(0.02)	1.00
Year Ended February 28, 2019	1.00	0.02	—(e)	0.02	(0.02)	1.00
Empower
Year Ended February 28, 2023	1.00	0.02	—(e)	0.02	(0.02)	1.00
Year Ended February 28, 2022	1.00	—(e)	—(e)	—(e)	—(e)	1.00
February 23, 2021 (g) through February 28, 2021	1.00	—(e)	—(e)	—(e)	—(e)	1.00
IM
Year Ended February 28, 2023	1.00	0.02	—(e)	0.02	(0.02)	1.00
Year Ended February 28, 2022	1.00	—(e)	—(e)	—(e)	—(e)	1.00
Year Ended February 28, 2021	1.00	—(e)	—(e)	—(e)	—(e)	1.00
Year Ended February 29, 2020	1.00	0.02	—(e)	0.02	(0.02)	1.00
Year Ended February 28, 2019	1.00	0.02	—(e)	0.02	(0.02)	1.00
Institutional Class
Year Ended February 28, 2023	1.00	0.02	—(e)	0.02	(0.02)	1.00
Year Ended February 28, 2022	1.00	—(e)	—(e)	—(e)	—(e)	1.00
Year Ended February 28, 2021	1.00	—(e)	—(e)	—(e)	—(e)	1.00
Year Ended February 29, 2020	1.00	0.02	—(e)	0.02	(0.02)	1.00
Year Ended February 28, 2019	1.00	0.02	—(e)	0.02	(0.02)	1.00
Investor
Year Ended February 28, 2023	1.00	0.02	—(e)	0.02	(0.02)	1.00
Year Ended February 28, 2022	1.00	—(e)	—(e)	—(e)	—(e)	1.00
Year Ended February 28, 2021	1.00	—(e)	—(e)	—(e)	—(e)	1.00
Year Ended February 29, 2020	1.00	0.02	—(e)	0.02	(0.02)	1.00
Year Ended February 28, 2019	1.00	0.02	—(e)	0.02	(0.02)	1.00
Morgan
Year Ended February 28, 2023	1.00	0.02	—(e)	0.02	(0.02)	1.00
Year Ended February 28, 2022	1.00	—(e)	—(e)	—(e)	—(e)	1.00
Year Ended February 28, 2021	1.00	—(e)	—(e)	—(e)	—(e)	1.00
Year Ended February 29, 2020	1.00	0.02	—(e)	0.02	(0.02)	1.00
Year Ended February 28, 2019	1.00	0.01	—(e)	0.01	(0.01)	1.00
SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. Morgan Money Market Funds	February 28, 2023

Ratios/Supplemental data
		Ratios to average net assets(a)
Total return(c)	Net assets, end of period (000's)	Net expenses(d)	Net investment income (loss)	Expenses without waivers and reimbursements

2.18%	$153,500	0.15% (f)	2.60%	0.19%
0.01	100	0.04(f)	0.01	0.19
0.01	17,600	0.07(f)	0.03	0.23

2.09	1,745,265	0.24(f)	2.19	0.29
0.01	914,835	0.06(f)	0.01	0.28
0.09	1,865,281	0.20(f)	0.09	0.29
1.85	1,744,289	0.26	1.85	0.30
1.83	2,013,982	0.26	1.90	0.30

2.18	12,166,783	0.16(f)	2.12	0.19
0.01	10,784,903	0.06(f)	0.01	0.18
0.14	13,539,346	0.16(f)	0.13	0.19
1.94	9,945,933	0.18	1.89	0.20
1.91	6,425,187	0.18	1.92	0.20

2.18	1,206,832	0.17(f)	2.94	0.19
0.01	112,014	0.05(f)	0.01	0.18
0.00(h)	25	0.06(f)	0.02	0.18

2.17	142	0.15(f)	2.89	0.16
0.01	30	0.05(f)	0.02	0.14
0.17	24,276	0.12(f)	0.19	0.14
1.97	37,429	0.15	2.26	0.15
1.93	1,451,488	0.15	1.87	0.15

2.15	8,222,799	0.19(f)	2.05	0.24
0.01	7,963,115	0.06(f)	0.01	0.24
0.12	12,055,194	0.17(f)	0.13	0.24
1.90	16,887,054	0.21	1.88	0.25
1.88	17,766,429	0.21	1.89	0.25

1.88	15,976	0.45(f)	1.90	0.49
0.00(h)	16,665	0.07(f)	0.00(h)	0.48
0.04	16,604	0.27(f)	0.05	0.54
1.61	29,937	0.50	1.60	0.50
1.58	28,583	0.51	1.57	0.51

1.80	1,110,743	0.55(f)	2.21	0.59
0.00(h)	350,701	0.06(f)	0.00(h)	0.59
0.04	436,183	0.28(f)	0.05	0.59
1.52	734,856	0.59	1.49	0.60
1.49	634,508	0.59	1.55	0.61
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	145

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan U.S. Treasury Plus Money Market Fund (continued)
Premier
Year Ended February 28, 2023	$1.00	$0.02	$—(e)	$0.02	$(0.02)	$1.00
Year Ended February 28, 2022	1.00	—(e)	—(e)	—(e)	—(e)	1.00
Year Ended February 28, 2021	1.00	—(e)	—(e)	—(e)	—(e)	1.00
Year Ended February 29, 2020	1.00	0.02	—(e)	0.02	(0.02)	1.00
Year Ended February 28, 2019	1.00	0.02	—(e)	0.02	(0.02)	1.00
Reserve
Year Ended February 28, 2023	1.00	0.02	—(e)	0.02	(0.02)	1.00
Year Ended February 28, 2022	1.00	—(e)	—(e)	—(e)	—(e)	1.00
Year Ended February 28, 2021	1.00	—(e)	—(e)	—(e)	—(e)	1.00
Year Ended February 29, 2020	1.00	0.01	—(e)	0.01	(0.01)	1.00
Year Ended February 28, 2019	1.00	0.01	—(e)	0.01	(0.01)	1.00

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Amount rounds to less than $0.005.
(f)

Voluntary waivers were as follows:	February 28, 2023	February 28, 2022	February 28, 2021	February 29, 2020	February 28, 2019
Academy	0.03%	0.14%	0.05%	—	—
Agency	0.02%	0.20%	0.06%	—	—
Capital	0.02%	0.12%	0.02%	—	—
Empower	0.01%	0.13%	—(a)	—	—
IM	0.01%	0.09%	0.01%	—	—
Institutional Class	0.02%	0.15%	0.04%	—	—
Investor	0.04%	0.42%	0.22%	—	—
Morgan	0.04%	0.52%	0.31%	—	—
Premier	0.03%	0.38%	0.19%	—	—
Reserve	0.08%	0.61%	0.35%	—	—
(a) Amount rounds to less than 0.005%.

(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. Morgan Money Market Funds	February 28, 2023

Ratios/Supplemental data
		Ratios to average net assets(a)
Total return(c)	Net assets, end of period (000's)	Net expenses(d)	Net investment income (loss)	Expenses without waivers and reimbursements

1.92%	$2,659,992	0.41% (f)	2.02%	0.44%
0.01	2,032,795	0.06(f)	0.01	0.44
0.05	1,694,724	0.25(f)	0.04	0.44
1.66	1,439,412	0.45	1.60	0.45
1.63	981,194	0.45	1.68	0.45

1.71	425,906	0.61(f)	2.34	0.69
0.00(h)	244,357	0.07(f)	0.00(h)	0.68
0.03	4,562	0.34(f)	0.03	0.74
1.41	5,966	0.70	1.41	0.73
1.38	6,986	0.70	1.34	0.71
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	147

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Federal Money Market Fund
Agency
Year Ended February 28, 2023	$1.00	$0.02	$— (c)	$0.02	$(0.02)	$—	$(0.02)
Year Ended February 28, 2022	1.00	—(c)	—(c)	—(c)	—(c)	—(c)	—(c)
Year Ended February 28, 2021	1.00	—(c)	—(c)	—(c)	—(c)	—(c)	—(c)
Year Ended February 29, 2020	1.00	0.02	—(c)	0.02	(0.02)	—(c)	(0.02)
Year Ended February 28, 2019	1.00	0.02	—(c)	0.02	(0.02)	—(c)	(0.02)
Institutional Class
Year Ended February 28, 2023	1.00	0.02	—(c)	0.02	(0.02)	—	(0.02)
Year Ended February 28, 2022	1.00	—(c)	—(c)	—(c)	—(c)	—(c)	—(c)
Year Ended February 28, 2021	1.00	—(c)	—(c)	—(c)	—(c)	—(c)	—(c)
Year Ended February 29, 2020	1.00	0.02	—(c)	0.02	(0.02)	—(c)	(0.02)
Year Ended February 28, 2019	1.00	0.02	—(c)	0.02	(0.02)	—(c)	(0.02)
Morgan
Year Ended February 28, 2023	1.00	0.02	—(c)	0.02	(0.02)	—	(0.02)
Year Ended February 28, 2022	1.00	—(c)	—(c)	—(c)	—(c)	—(c)	—(c)
Year Ended February 28, 2021	1.00	—(c)	—(c)	—(c)	—(c)	—(c)	—(c)
Year Ended February 29, 2020	1.00	0.01	0.01	0.02	(0.02)	—(c)	(0.02)
Year Ended February 28, 2019	1.00	0.01	—(c)	0.01	(0.01)	—(c)	(0.01)
Premier
Year Ended February 28, 2023	1.00	0.02	—(c)	0.02	(0.02)	—	(0.02)
Year Ended February 28, 2022	1.00	—(c)	—(c)	—(c)	—(c)	—(c)	—(c)
Year Ended February 28, 2021	1.00	—(c)	—(c)	—(c)	—(c)	—(c)	—(c)
Year Ended February 29, 2020	1.00	0.02	—(c)	0.02	(0.02)	—(c)	(0.02)
Year Ended February 28, 2019	1.00	0.02	—(c)	0.02	(0.02)	—(c)	(0.02)

(a)	Calculated based upon average shares outstanding.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(c)	Amount rounds to less than $0.005.
(d)

Voluntary waivers were as follows:	February 28, 2023	February 28, 2022	February 28, 2021	February 29, 2020	February 28, 2019
Agency	0.01%	0.20%	0.06%	—	—
Institutional Class	0.01%	0.16%	0.04%	—	—
Morgan	0.04%	0.53%	0.36%	—	—
Premier	0.01%	0.39%	0.21%	—	—

(e)	Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. Morgan Money Market Funds	February 28, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return	Net assets, end of period (000's)	Net expenses(b)	Net investment income (loss)	Expenses without waivers and reimbursements

$1.00	2.09%	$417,945	0.26% (d)	2.40%	0.31%
1.00	0.01	217,942	0.06(d)	0.01	0.31
1.00	0.11	318,757	0.20(d)	0.10	0.30
1.00	1.85	242,716	0.26	1.79	0.30
1.00	1.80	148,122	0.26	1.82	0.31

1.00	2.14	3,070,971	0.21(d)	2.50	0.26
1.00	0.01	1,322,211	0.06(d)	0.01	0.25
1.00	0.13	2,344,288	0.17(d)	0.14	0.25
1.00	1.90	2,572,379	0.21	1.90	0.25
1.00	1.85	3,417,418	0.21	1.85	0.26

1.00	1.81	135,312	0.55(d)	2.16	0.63
1.00	0.00(e)	55,291	0.06(d)	0.00(e)	0.64
1.00	0.06	53,546	0.23(d)	0.05	0.63
1.00	1.51	34,728	0.59	1.48	0.67
1.00	1.46	29,289	0.59	1.45	0.70

1.00	1.93	1,002,392	0.44(d)	2.97	0.46
1.00	0.01	123,328	0.06(d)	0.01	0.46
1.00	0.08	198,516	0.24(d)	0.08	0.45
1.00	1.65	218,858	0.45	1.58	0.45
1.00	1.60	155,001	0.45	1.54	0.47
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	149

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan 100% U.S. Treasury Securities Money Market Fund
Academy
Year Ended February 28, 2023	$1.00	$0.02	$—(e)	$0.02	$(0.02)	$—(e)	$(0.02)
Year Ended February 28, 2022	1.00	—(e)	—(e)	—(e)	—(e)	—(e)	—(e)
September 30, 2020 (g) through February 28, 2021	1.00	—(e)	—(e)	—(e)	—(e)	—	—(e)
Agency
Year Ended February 28, 2023	1.00	0.02	—(e)	0.02	(0.02)	—(e)	(0.02)
Year Ended February 28, 2022	1.00	—(e)	—(e)	—(e)	—(e)	—(e)	—(e)
Year Ended February 28, 2021	1.00	—(e)	—(e)	—(e)	—(e)	—	—(e)
Year Ended February 29, 2020	1.00	0.02	—(e)	0.02	(0.02)	—(e)	(0.02)
Year Ended February 28, 2019	1.00	0.02	—(e)	0.02	(0.02)	—(e)	(0.02)
Capital
Year Ended February 28, 2023	1.00	0.02	—(e)	0.02	(0.02)	—(e)	(0.02)
Year Ended February 28, 2022	1.00	—(e)	—(e)	—(e)	—(e)	—(e)	—(e)
Year Ended February 28, 2021	1.00	—(e)	—(e)	—(e)	—(e)	—	—(e)
Year Ended February 29, 2020	1.00	0.02	—(e)	0.02	(0.02)	—(e)	(0.02)
Year Ended February 28, 2019	1.00	0.02	—(e)	0.02	(0.02)	—(e)	(0.02)
Empower
Year Ended February 28, 2023	1.00	0.02	—(e)	0.02	(0.02)	—(e)	(0.02)
Year Ended February 28, 2022	1.00	—(e)	—(e)	—(e)	—(e)	—(e)	—(e)
February 23, 2021 (g) through February 28, 2021	1.00	—(e)	—(e)	—(e)	—(e)	—	—(e)
IM
Year Ended February 28, 2023	1.00	0.02	—(e)	0.02	(0.02)	—(e)	(0.02)
Year Ended February 28, 2022	1.00	—(e)	—(e)	—(e)	—(e)	—(e)	—(e)
Year Ended February 28, 2021	1.00	—(e)	—(e)	—(e)	—(e)	—	—(e)
January 15, 2020 (g) through February 29, 2020	1.00	—(e)	—(e)	—(e)	—(e)	—	—(e)
Institutional Class
Year Ended February 28, 2023	1.00	0.02	—(e)	0.02	(0.02)	—(e)	(0.02)
Year Ended February 28, 2022	1.00	—(e)	—(e)	—(e)	—(e)	—(e)	—(e)
Year Ended February 28, 2021	1.00	—(e)	—(e)	—(e)	—(e)	—	—(e)
Year Ended February 29, 2020	1.00	0.02	—(e)	0.02	(0.02)	—(e)	(0.02)
Year Ended February 28, 2019	1.00	0.02	—(e)	0.02	(0.02)	—(e)	(0.02)
Morgan
Year Ended February 28, 2023	1.00	0.02	—(e)	0.02	(0.02)	—(e)	(0.02)
Year Ended February 28, 2022	1.00	—(e)	—(e)	—(e)	—(e)	—(e)	—(e)
Year Ended February 28, 2021	1.00	—(e)	—(e)	—(e)	—(e)	—	—(e)
Year Ended February 29, 2020	1.00	0.01	—(e)	0.01	(0.01)	—(e)	(0.01)
Year Ended February 28, 2019	1.00	0.01	—(e)	0.01	(0.01)	—(e)	(0.01)
Premier
Year Ended February 28, 2023	1.00	0.02	—(e)	0.02	(0.02)	—(e)	(0.02)
Year Ended February 28, 2022	1.00	—(e)	—(e)	—(e)	—(e)	—(e)	—(e)
Year Ended February 28, 2021	1.00	—(e)	—(e)	—(e)	—(e)	—	—(e)
Year Ended February 29, 2020	1.00	0.02	—(e)	0.02	(0.02)	—(e)	(0.02)
Year Ended February 28, 2019	1.00	0.02	—(e)	0.02	(0.02)	—(e)	(0.02)
SEE NOTES TO FINANCIAL STATEMENTS.

150	J.P. Morgan Money Market Funds	February 28, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(c)	Net assets, end of period (000's)	Net expenses(d)	Net investment income (loss)	Expenses without waivers and reimbursements

$1.00	2.10%	$100,272	0.18% (f)	2.20%	0.19%
1.00	0.01	131,020	0.05(f)	0.01	0.18
1.00	0.00(h)	17,600	0.10(f)	0.01	0.21

1.00	2.02	5,528,371	0.26(f)	2.19	0.29
1.00	0.01	3,173,164	0.05(f)	0.01	0.28
1.00	0.10	4,187,912	0.20(f)	0.09	0.29
1.00	1.82	4,197,262	0.26	1.76	0.30
1.00	1.79	2,567,061	0.26	1.81	0.31

1.00	2.10	47,631,670	0.18(f)	2.01	0.18
1.00	0.01	57,422,062	0.05(f)	0.01	0.18
1.00	0.13	58,366,269	0.16(f)	0.11	0.19
1.00	1.90	32,963,549	0.18	1.85	0.20
1.00	1.88	23,528,259	0.18	1.88	0.21

1.00	2.10	218,952	0.18(f)	3.29	0.19
1.00	0.01	29,519	0.04(f)	0.01	0.18
1.00	0.00(h)	25	0.07(f)	0.01	0.20

1.00	2.14	38,265	0.13(f)	3.39	0.13
1.00	0.01	224	0.04(f)	0.01	0.18
1.00	0.16	227	0.13(f)	0.11	0.14
1.00	0.18	11,885	0.15	1.46	0.15

1.00	2.07	28,965,801	0.21(f)	2.15	0.24
1.00	0.01	23,076,533	0.05(f)	0.01	0.23
1.00	0.12	24,097,829	0.18(f)	0.11	0.24
1.00	1.87	22,282,460	0.21	1.83	0.25
1.00	1.84	17,858,556	0.21	1.87	0.26

1.00	1.73	2,329,156	0.53(f)	1.70	0.59
1.00	0.00(h)	2,206,039	0.06(f)	0.00(h)	0.58
1.00	0.05	2,251,619	0.24(f)	0.05	0.59
1.00	1.49	2,023,440	0.59	1.47	0.60
1.00	1.46	2,009,129	0.59	1.45	0.61

1.00	1.86	5,755,805	0.42(f)	2.37	0.44
1.00	0.01	1,947,356	0.05(f)	0.01	0.43
1.00	0.06	1,999,999	0.25(f)	0.06	0.44
1.00	1.63	2,537,050	0.45	1.62	0.45
1.00	1.60	2,059,307	0.45	1.65	0.46
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	151

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan 100% U.S. Treasury Securities Money Market Fund (continued)
Reserve
Year Ended February 28, 2023	$1.00	$0.02	$—(e)	$0.02	$(0.02)	$—(e)	$(0.02)
Year Ended February 28, 2022	1.00	—(e)	—(e)	—(e)	—(e)	—(e)	—(e)
Year Ended February 28, 2021	1.00	—(e)	—(e)	—(e)	—(e)	—	—(e)
Year Ended February 29, 2020	1.00	0.01	—(e)	0.01	(0.01)	—(e)	(0.01)
Year Ended February 28, 2019	1.00	0.01	—(e)	0.01	(0.01)	—(e)	(0.01)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Amount rounds to less than $0.005.
(f)

Voluntary waivers were as follows:	February 28, 2023	February 28, 2022	February 28, 2021	February 29, 2020	February 28, 2019
Academy	—(a)	0.12%	0.08%	—	—
Agency	—(a)	0.21%	0.05%	—	—
Capital	—(a)	0.12%	0.02%	—	—
Empower	—(a)	0.13%	0.12%	—	—
IM	—(a)	0.14%	—(a)	—	—
Institutional Class	—(a)	0.16%	0.03%	—	—
Morgan	0.05%	0.52%	0.34%	—	—
Premier	0.02%	0.38%	0.19%	—	—
Reserve	0.09%	0.62%	0.44%	—	—
(a) Amount rounds to less than 0.005%.

(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.

152	J.P. Morgan Money Market Funds	February 28, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(c)	Net assets, end of period (000's)	Net expenses(d)	Net investment income (loss)	Expenses without waivers and reimbursements

$1.00	1.65%	$1,422,097	0.59% (f)	1.33%	0.68%
1.00	0.00(h)	3,821,500	0.06(f)	0.00(h)	0.68
1.00	0.04	2,893,380	0.25(f)	0.03	0.69
1.00	1.38	2,102,023	0.70	1.34	0.70
1.00	1.35	1,561,835	0.70	1.42	0.71
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	153

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Tax Free Money Market Fund
Agency
Year Ended February 28, 2023	$1.00	$0.01	$—(c)	$0.01	$(0.01)	$—(c)	$(0.01)
Year Ended February 28, 2022	1.00	—(c)	—(c)	—(c)	—(c)	—(c)	—(c)
Year Ended February 28, 2021	1.00	—(c)	—(c)	—(c)	—(c)	—(c)	—(c)
Year Ended February 29, 2020	1.00	0.01	—(c)	0.01	(0.01)	—(c)	(0.01)
Year Ended February 28, 2019	1.00	0.01	—(c)	0.01	(0.01)	—(c)	(0.01)
Institutional Class
Year Ended February 28, 2023	1.00	0.01	—(c)	0.01	(0.01)	—(c)	(0.01)
Year Ended February 28, 2022	1.00	—(c)	—(c)	—(c)	—(c)	—(c)	—(c)
Year Ended February 28, 2021	1.00	—(c)	—(c)	—(c)	—(c)	—(c)	—(c)
Year Ended February 29, 2020	1.00	0.01	—(c)	0.01	(0.01)	—(c)	(0.01)
Year Ended February 28, 2019	1.00	0.01	—(c)	0.01	(0.01)	—(c)	(0.01)
Morgan
Year Ended February 28, 2023	1.00	0.01	—(c)	0.01	(0.01)	—(c)	(0.01)
Year Ended February 28, 2022	1.00	—(c)	—(c)	—(c)	—(c)	—(c)	—(c)
Year Ended February 28, 2021	1.00	—(c)	—(c)	—(c)	—(c)	—(c)	—(c)
Year Ended February 29, 2020	1.00	0.01	—(c)	0.01	(0.01)	—(c)	(0.01)
Year Ended February 28, 2019	1.00	0.01	—(c)	0.01	(0.01)	—(c)	(0.01)
Premier
Year Ended February 28, 2023	1.00	0.01	—(c)	0.01	(0.01)	—(c)	(0.01)
Year Ended February 28, 2022	1.00	—(c)	—(c)	—(c)	—(c)	—(c)	—(c)
Year Ended February 28, 2021	1.00	—(c)	—(c)	—(c)	—(c)	—(c)	—(c)
Year Ended February 29, 2020	1.00	0.01	—(c)	0.01	(0.01)	—(c)	(0.01)
Year Ended February 28, 2019	1.00	0.01	—(c)	0.01	(0.01)	—(c)	(0.01)
Reserve
Year Ended February 28, 2023	1.00	0.01	—(c)	0.01	(0.01)	—(c)	(0.01)
Year Ended February 28, 2022	1.00	—(c)	—(c)	—(c)	—(c)	—(c)	—(c)
Year Ended February 28, 2021	1.00	—(c)	—(c)	—(c)	—(c)	—(c)	—(c)
Year Ended February 29, 2020	1.00	0.01	—(c)	0.01	(0.01)	—(c)	(0.01)
Year Ended February 28, 2019	1.00	0.01	—(c)	0.01	(0.01)	—(c)	(0.01)

(a)	Calculated based upon average shares outstanding.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(c)	Amount rounds to less than $0.005.
(d)

Voluntary waivers were as follows:	February 28, 2023	February 28, 2022	February 28, 2021	February 29, 2020	February 28, 2019
Agency	—(a)	0.16%	0.03%	—	—
Institutional Class	—	0.12%	0.01%	—	—
Morgan	0.02%	0.49%	0.29%	—	—
Premier	—(a)	0.33%	0.14%	—	—
Reserve	0.07%	0.59%	0.39%	—	—
(a) Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.

154	J.P. Morgan Money Market Funds	February 28, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return	Net assets, end of period (000's)	Net expenses(b)	Net investment income (loss)	Expenses without waivers and reimbursements

$1.00	1.39%	$581,661	0.26% (d)	1.52%	0.29%
1.00	0.01	281,075	0.10(d)	0.01	0.29
1.00	0.26	372,457	0.23(d)	0.33	0.29
1.00	1.17	782,269	0.26	1.17	0.30
1.00	1.24	1,063,941	0.26	1.23	0.31

1.00	1.44	8,190,503	0.21	1.54	0.24
1.00	0.02	5,135,738	0.09(d)	0.02	0.24
1.00	0.29	6,858,653	0.20(d)	0.33	0.24
1.00	1.22	9,173,460	0.21	1.23	0.25
1.00	1.29	12,402,297	0.21	1.27	0.26

1.00	1.09	43,671	0.56(d)	1.31	0.60
1.00	0.01	17,140	0.10(d)	0.01	0.62
1.00	0.19	22,830	0.30(d)	0.12	0.61
1.00	0.84	10,842	0.59	0.83	0.64
1.00	0.90	9,884	0.59	0.89	0.68

1.00	1.22	871,759	0.43(d)	1.49	0.44
1.00	0.01	338,064	0.10(d)	0.01	0.44
1.00	0.21	498,856	0.29(d)	0.26	0.44
1.00	0.98	847,483	0.45	0.99	0.45
1.00	1.04	1,062,712	0.45	1.03	0.46

1.00	1.01	761,834	0.62(d)	0.80	0.69
1.00	0.01	1,807,835	0.10(d)	0.01	0.69
1.00	0.18	1,574,145	0.29(d)	0.16	0.69
1.00	0.73	1,707,525	0.70	0.72	0.70
1.00	0.79	2,028,976	0.70	0.78	0.71
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	155

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Municipal Money Market Fund
Agency
Year Ended February 28, 2023	$1.00	$0.01	$—	$0.01	$(0.01)	$—	$(0.01)
Year Ended February 28, 2022	1.00	—(d)	—(d)	—(d)	—(d)	—(d)	—(d)
Year Ended February 28, 2021	1.00	—(d)	—(d)	—(d)	—(d)	—(d)	—(d)
Year Ended February 29, 2020	1.00	0.01	—(d)	0.01	(0.01)	—(d)	(0.01)
Year Ended February 28, 2019	1.00	0.01	—(d)	0.01	(0.01)	—(d)	(0.01)
Institutional Class
Year Ended February 28, 2023	1.00	0.01	—	0.01	(0.01)	—	(0.01)
Year Ended February 28, 2022	1.00	—(d)	—(d)	—(d)	—(d)	—(d)	—(d)
Year Ended February 28, 2021	1.00	—(d)	—(d)	—(d)	—(d)	—(d)	—(d)
Year Ended February 29, 2020	1.00	0.01	—(d)	0.01	(0.01)	—(d)	(0.01)
Year Ended February 28, 2019	1.00	0.01	—(d)	0.01	(0.01)	—(d)	(0.01)
Morgan
Year Ended February 28, 2023	1.00	0.01	—	0.01	(0.01)	—	(0.01)
Year Ended February 28, 2022	1.00	—(d)	—(d)	—(d)	—(d)	—(d)	—(d)
Year Ended February 28, 2021	1.00	—(d)	—(d)	—(d)	—(d)	—(d)	—(d)
Year Ended February 29, 2020	1.00	0.01	—(d)	0.01	(0.01)	—(d)	(0.01)
Year Ended February 28, 2019	1.00	0.01	—(d)	0.01	(0.01)	—(d)	(0.01)
Premier
Year Ended February 28, 2023	1.00	0.01	—	0.01	(0.01)	—	(0.01)
Year Ended February 28, 2022	1.00	—(d)	—(d)	—(d)	—(d)	—(d)	—(d)
Year Ended February 28, 2021	1.00	—(d)	—(d)	—(d)	—(d)	—(d)	—(d)
Year Ended February 29, 2020	1.00	0.01	—(d)	0.01	(0.01)	—(d)	(0.01)
Year Ended February 28, 2019	1.00	0.01	—(d)	0.01	(0.01)	—(d)	(0.01)
Service
Year Ended February 28, 2023	1.00	0.01	—	0.01	(0.01)	—	(0.01)
Year Ended February 28, 2022	1.00	—(d)	—(d)	—(d)	—(d)	—(d)	—(d)
Year Ended February 28, 2021	1.00	—(d)	—(d)	—(d)	—(d)	—(d)	—(d)
Year Ended February 29, 2020	1.00	—(d)	—(d)	—(d)	—(d)	—(d)	—(d)
Year Ended February 28, 2019	1.00	—(d)	—(d)	—(d)	—(d)	—(d)	—(d)

(a)	Calculated based upon average shares outstanding.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(c)

Voluntary waivers were as follows:	February 28, 2023	February 28, 2022	February 28, 2021	February 29, 2020	February 28, 2019
Agency	—(a)	0.13%	0.01%	—	—
Institutional Class	—(a)	0.09%	0.01%	—	—
Morgan	0.02%	0.46%	0.24%	—	—
Premier	—(a)	0.32%	0.10%	—	—
Service	0.19%	0.92%	0.60%	—(a)	—(a)
(a) Amount rounds to less than 0.005%.

(d)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

156	J.P. Morgan Money Market Funds	February 28, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return	Net assets, end of period (000's)	Net expenses(b)	Net investment income (loss)	Expenses without waivers and reimbursements

$1.00	1.38%	$154,048	0.26% (c)	1.53%	0.31%
1.00	0.01	38,272	0.13(c)	0.01	0.32
1.00	0.31	60,879	0.25(c)	0.38	0.31
1.00	1.20	112,747	0.26	1.20	0.34
1.00	1.26	127,136	0.26	1.25	0.33

1.00	1.43	836,112	0.21(c)	1.37	0.26
1.00	0.02	879,357	0.12(c)	0.02	0.27
1.00	0.35	834,116	0.20(c)	0.38	0.26
1.00	1.25	1,688,150	0.21	1.24	0.29
1.00	1.31	2,003,502	0.21	1.30	0.28

1.00	1.07	36,619	0.57(c)	1.16	0.62
1.00	0.01	24,236	0.13(c)	0.01	0.63
1.00	0.22	43,853	0.35(c)	0.16	0.62
1.00	0.87	35,473	0.59	0.84	0.66
1.00	0.93	15,899	0.59	0.92	0.65

1.00	1.20	156,828	0.44(c)	1.51	0.46
1.00	0.01	37,902	0.13(c)	0.01	0.47
1.00	0.23	69,237	0.35(c)	0.28	0.47
1.00	1.01	135,261	0.45	1.00	0.50
1.00	1.07	129,260	0.45	1.06	0.48

1.00	0.75	8,796	0.86(c)	0.62	1.06
1.00	0.01	19,679	0.13(c)	0.01	1.06
1.00	0.16	28,684	0.44(c)	0.21	1.06
1.00	0.41	68,493	1.05(c)	0.48	1.09
1.00	0.47	256,953	1.05(c)	0.46	1.08
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	157

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan California Municipal Money Market Fund
Agency
Year Ended February 28, 2023	$1.00	$0.01	$—(e)	$0.01	$(0.01)	$—	$(0.01)
Year Ended February 28, 2022	1.00	—(e)	—(e)	—(e)	—(e)	—(e)	—(e)
Year Ended February 28, 2021	1.00	—(e)	—(e)	—(e)	—(e)	—(e)	—(e)
March 1, 2019 (g) through February 29, 2020	1.00	0.01	—(e)	0.01	(0.01)	—(e)	(0.01)
Institutional Class
Year Ended February 28, 2023	1.00	0.01	—(e)	0.01	(0.01)	—	(0.01)
Year Ended February 28, 2022	1.00	—(e)	—(e)	—(e)	—(e)	—(e)	—(e)
Year Ended February 28, 2021	1.00	—(e)	—(e)	—(e)	—(e)	—(e)	—(e)
March 1, 2019 (g) through February 29, 2020	1.00	0.01	—(e)	0.01	(0.01)	—(e)	(0.01)
Morgan
Year Ended February 28, 2023	1.00	0.01	—(e)	0.01	(0.01)	—	(0.01)
Year Ended February 28, 2022	1.00	—(e)	—(e)	—(e)	—(e)	—(e)	—(e)
Year Ended February 28, 2021	1.00	—(e)	—(e)	—(e)	—(e)	—(e)	—(e)
Year Ended February 29, 2020	1.00	0.01	—(e)	0.01	(0.01)	—(e)	(0.01)
Year Ended February 28, 2019	1.00	0.01	—(e)	0.01	(0.01)	—(e)	(0.01)
Premier
Year Ended February 28, 2023	1.00	0.01	—(e)	0.01	(0.01)	—	(0.01)
Year Ended February 28, 2022	1.00	—(e)	—(e)	—(e)	—(e)	—(e)	—(e)
Year Ended February 28, 2021	1.00	—(e)	—(e)	—(e)	—(e)	—(e)	—(e)
Year Ended February 29, 2020	1.00	0.01	—(e)	0.01	(0.01)	—(e)	(0.01)
Year Ended February 28, 2019	1.00	0.01	—(e)	0.01	(0.01)	—(e)	(0.01)
Service
Year Ended February 28, 2023	1.00	0.01	—(e)	0.01	(0.01)	—	(0.01)
Year Ended February 28, 2022	1.00	—(e)	—(e)	—(e)	—(e)	—(e)	—(e)
Year Ended February 28, 2021	1.00	—(e)	—(e)	—(e)	—(e)	—(e)	—(e)
Year Ended February 29, 2020	1.00	—(e)	—(e)	—(e)	—(e)	—(e)	—(e)
Year Ended February 28, 2019	1.00	—(e)	—(e)	—(e)	—(e)	—(e)	—(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Amount rounds to less than $0.005.
(f)

Voluntary waivers were as follows:	February 28, 2023	February 28, 2022	February 28, 2021	February 29, 2020	February 28, 2019
Agency	—(a)	0.14%	0.04%	—	—
Institutional Class	—(a)	0.12%	0.01%	—	—
Morgan	0.02%	0.49%	0.31%	—	—
Premier	0.01%	0.36%	0.18%	—	—
Service	0.21%	0.95%	0.68%	0.01%	0.01%
(a) Amount rounds to less than 0.005%.

(g)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

158	J.P. Morgan Money Market Funds	February 28, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(c)	Net assets, end of period (000's)	Net expenses(d)	Net investment income (loss)	Expenses without waivers and reimbursements

$1.00	1.29%	$78,257	0.26% (f)	1.78%	0.32%
1.00	0.02	2,527	0.12(f)	0.01	0.37
1.00	0.23	21,715	0.22(f)	0.24	0.33
1.00	1.11	24,892	0.26	0.87	0.35

1.00	1.34	183,670	0.21(f)	1.69	0.28
1.00	0.03	87,260	0.09(f)	0.02	0.32
1.00	0.25	156,740	0.20(f)	0.30	0.28
1.00	1.15	287,724	0.21	1.03	0.30

1.00	0.98	8,762	0.57(f)	1.26	0.68
1.00	0.02	3,744	0.10(f)	0.01	0.69
1.00	0.17	7,122	0.28(f)	0.12	0.63
1.00	0.77	2,447	0.59	0.70	0.69
1.00	0.86	1,591	0.59	0.85	0.72

1.00	1.10	181,845	0.44(f)	1.26	0.49
1.00	0.02	126,122	0.09(f)	0.01	0.52
1.00	0.19	101,991	0.27(f)	0.20	0.48
1.00	0.91	233,249	0.45	0.87	0.50
1.00	1.00	259,463	0.45	0.97	0.52

1.00	0.66	6,519	0.84(f)	0.59	1.09
1.00	0.02	9,622	0.10(f)	0.01	1.12
1.00	0.12	12,065	0.37(f)	0.16	1.08
1.00	0.32	28,405	1.05(f)	0.37	1.10
1.00	0.41	118,146	1.04(f)	0.37	1.12
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	159

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan New York Municipal Money Market Fund
Agency
Year Ended February 28, 2023	$1.00	$0.01	$—(e)	$0.01	$(0.01)	$—	$(0.01)
Year Ended February 28, 2022	1.00	—(e)	—(e)	—(e)	—(e)	—(e)	—(e)
Year Ended February 28, 2021	1.00	—(e)	—(e)	—(e)	—(e)	—(e)	—(e)
March 1, 2019 (g) through February 29, 2020	1.00	0.01	—(e)	0.01	(0.01)	—(e)	(0.01)
Institutional Class
Year Ended February 28, 2023	1.00	0.01	—(e)	0.01	(0.01)	—	(0.01)
Year Ended February 28, 2022	1.00	—(e)	—(e)	—(e)	—(e)	—(e)	—(e)
Year Ended February 28, 2021	1.00	—(e)	—(e)	—(e)	—(e)	—(e)	—(e)
March 1, 2019 (g) through February 29, 2020	1.00	0.01	—(e)	0.01	(0.01)	—(e)	(0.01)
Morgan
Year Ended February 28, 2023	1.00	0.01	—(e)	0.01	(0.01)	—	(0.01)
Year Ended February 28, 2022	1.00	—(e)	—(e)	—(e)	—(e)	—(e)	—(e)
Year Ended February 28, 2021	1.00	—(e)	—(e)	—(e)	—(e)	—(e)	—(e)
Year Ended February 29, 2020	1.00	0.01	—(e)	0.01	(0.01)	—(e)	(0.01)
Year Ended February 28, 2019	1.00	0.01	—(e)	0.01	(0.01)	—(e)	(0.01)
Premier
Year Ended February 28, 2023	1.00	0.01	—(e)	0.01	(0.01)	—	(0.01)
Year Ended February 28, 2022	1.00	—(e)	—(e)	—(e)	—(e)	—(e)	—(e)
Year Ended February 28, 2021	1.00	—(e)	—(e)	—(e)	—(e)	—(e)	—(e)
Year Ended February 29, 2020	1.00	0.01	—(e)	0.01	(0.01)	—(e)	(0.01)
Year Ended February 28, 2019	1.00	0.01	—(e)	0.01	(0.01)	—(e)	(0.01)
Reserve
Year Ended February 28, 2023	1.00	0.01	—(e)	0.01	(0.01)	—	(0.01)
Year Ended February 28, 2022	1.00	—(e)	—(e)	—(e)	—(e)	—(e)	—(e)
Year Ended February 28, 2021	1.00	—(e)	—(e)	—(e)	—(e)	—(e)	—(e)
Year Ended February 29, 2020	1.00	0.01	—(e)	0.01	(0.01)	—(e)	(0.01)
Year Ended February 28, 2019	1.00	0.01	—(e)	0.01	(0.01)	—(e)	(0.01)
Service
Year Ended February 28, 2023	1.00	0.01	—(e)	0.01	(0.01)	—	(0.01)
Year Ended February 28, 2022	1.00	—(e)	—(e)	—(e)	—(e)	—(e)	—(e)
Year Ended February 28, 2021	1.00	—(e)	—(e)	—(e)	—(e)	—(e)	—(e)
Year Ended February 29, 2020	1.00	—(e)	—(e)	—(e)	—(e)	—(e)	—(e)
Year Ended February 28, 2019	1.00	—(e)	—(e)	—(e)	—(e)	—(e)	—(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Amount rounds to less than $0.005.
(f)

Voluntary waivers were as follows:	February 28, 2023	February 28, 2022	February 28, 2021	February 29, 2020	February 28, 2019
Agency	—(a)	0.14%	0.01%	—	—
Institutional Class	—	0.09%	—(a)	—	—
Morgan	0.04%	0.46%	0.27%	—	—
Premier	—(a)	0.33%	0.11%	—	—
Reserve	0.06%	0.58%	0.35%	—	—
Service	0.20%	0.92%	0.63%	0.01%	0.01%
(a) Amount rounds to less than 0.005%.

(g)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

160	J.P. Morgan Money Market Funds	February 28, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(c)	Net assets, end of period (000's)	Net expenses(d)	Net investment income (loss)	Expenses without waivers and reimbursements

$1.00	1.40%	$268,303	0.26% (f)	1.84%	0.30%
1.00	0.01	50,157	0.12(f)	0.01	0.32
1.00	0.30	72,812	0.25(f)	0.44	0.30
1.00	1.15	262,677	0.26	1.06	0.31

1.00	1.45	1,780,316	0.21	1.85	0.25
1.00	0.03	425,093	0.12(f)	0.02	0.27
1.00	0.34	532,580	0.21(f)	0.41	0.25
1.00	1.20	1,625,406	0.21	1.09	0.26

1.00	1.10	50,655	0.55(f)	1.08	0.63
1.00	0.01	50,015	0.13(f)	0.01	0.65
1.00	0.23	59,934	0.32(f)	0.20	0.64
1.00	0.82	62,178	0.59	0.84	0.63
1.00	0.89	132,127	0.59	0.88	0.66

1.00	1.22	492,280	0.44(f)	1.68	0.45
1.00	0.01	97,415	0.12(f)	0.01	0.47
1.00	0.25	91,945	0.34(f)	0.38	0.45
1.00	0.96	742,781	0.45	0.95	0.47
1.00	1.03	769,285	0.45	1.03	0.49

1.00	1.01	1,975	0.64(f)	1.01	0.71
1.00	0.01	2,142	0.12(f)	0.01	0.72
1.00	0.21	1,498	0.34(f)	0.20	0.70
1.00	0.70	1,122	0.70	0.71	0.72
1.00	0.78	1,569	0.70	0.75	0.74

1.00	0.78	1,846	0.85(f)	0.71	1.06
1.00	0.01	2,551	0.13(f)	0.01	1.07
1.00	0.18	3,729	0.41(f)	0.21	1.11
1.00	0.36	8,363	1.05(f)	0.45	1.08
1.00	0.43	36,537	1.04(f)	0.43	1.09
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Money Market Funds	161

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 for JPM I and JPM II and November 11, 2015 for JPM IV, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.
The following are 12 separate funds of the Trusts (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan Prime Money Market Fund	Academy, Agency, Capital, Class C(1), Empower, IM, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
JPMorgan Institutional Tax Free Money Market Fund	Agency, Capital, IM and Institutional Class	JPM IV	Diversified
JPMorgan Securities Lending Money Market Fund	Agency SL	JPM IV	Diversified
JPMorgan Liquid Assets Money Market Fund	Agency, Capital, Class C(1), E*Trade(2), Institutional Class, Investor, Morgan, Premier and Reserve	JPM II	Diversified
JPMorgan U.S. Government Money Market Fund	Academy, Agency, Capital, E*Trade, Empower, IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
JPMorgan U.S. Treasury Plus Money Market Fund	Academy, Agency, Capital, Class C(1), Empower, IM, Institutional Class, Investor, Morgan, Premier and Reserve	JPM II	Diversified
JPMorgan Federal Money Market Fund	Agency, Institutional Class, Morgan and Premier	JPM I	Diversified
JPMorgan 100% U.S. Treasury Securities Money Market Fund	Academy, Agency, Capital, Empower, IM, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
JPMorgan Tax Free Money Market Fund	Agency, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
JPMorgan Municipal Money Market Fund	Agency, E*Trade(3), Institutional Class, Morgan, Premier and Service	JPM II	Diversified
JPMorgan California Municipal Money Market Fund	Agency, E*Trade(3), Institutional Class, Morgan, Premier and Service	JPM I	Diversified
JPMorgan New York Municipal Money Market Fund	Agency, E*Trade(3), Institutional Class, Morgan, Premier, Reserve and Service	JPM I	Diversified

(1)	On January 31, 2023, the funds' Class C Shares were merged into Reserve Shares. Additionally, as of February 1, 2023, the Class C Shares are no longer offered.
(2)	E*Trade Shares had no assets from the close of business on October 19, 2016.
(3)	E*Trade Shares had no assets from the close of business on September 21, 2016.
The investment objective of JPMorgan Prime Money Market Fund (“Prime Money Market Fund”) and JPMorgan Securities Lending Money Market Fund (“Securities Lending Money Market Fund”) is to seek current income while seeking to maintain liquidity and a low volatility of principal.
The investment objective of JPMorgan Institutional Tax Free Money Market Fund (“Institutional Tax Free Money Market Fund”) is to aim to provide current income, while seeking to maintain liquidity and a low volatility of principal.
The investment objective of JPMorgan Liquid Assets Money Market Fund (“Liquid Assets Money Market Fund”) and JPMorgan U.S. Treasury Plus Money Market Fund (“U.S. Treasury Plus Money Market Fund”) is to seek current income with liquidity and stability of principal.
The investment objective of JPMorgan U.S. Government Money Market Fund (“U.S. Government Money Market Fund”) is to seek high current income with liquidity and stability of principal.
The investment objective of JPMorgan Federal Money Market Fund (“Federal Money Market Fund”) is to aim to provide current income while still preserving capital and maintaining liquidity.
The investment objective of JPMorgan 100% U.S. Treasury Securities Money Market Fund (“100% U.S. Treasury Securities Money Market Fund”) is to aim to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.
The investment objective of JPMorgan Tax Free Money Market Fund (“Tax Free Money Market Fund”) is to aim to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity.

162	J.P. Morgan Money Market Funds	February 28, 2023

The investment objective of JPMorgan Municipal Money Market Fund (“Municipal Money Market Fund”) is to seek as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.
The investment objective of JPMorgan California Municipal Money Market Fund (“California Municipal Money Market Fund”) is to aim to provide the highest possible level of current income which is exempt from federal and California personal income taxes, while still preserving capital and maintaining liquidity.
The investment objective of JPMorgan New York Municipal Money Market Fund (“New York Municipal Money Market Fund”) is to aim to provide the highest possible level of current income which is excluded from gross income and exempt from New York State and New York City personal income taxes, while still preserving capital and maintaining liquidity.
Liquid Assets Money Market Fund, Tax Free Money Market Fund, Municipal Money Market Fund, California Municipal Money Market Fund and New York Municipal Money Market Fund seek to qualify as retail money market funds in accordance with criteria established by the Securities and Exchange Commission (“SEC”). Under applicable SEC rules, these Funds are ordinarily permitted to utilize amortized cost accounting to value their portfolio securities and transact at a stable $1.00 share price. These Funds have adopted policies and procedures that allow the Boards of Trustees of the Trusts (the “Boards”) to impose a liquidity fee and/or redemption gate in the event that their weekly liquid assets fall below a designated threshold.
Prime Money Market Fund, Institutional Tax Free Money Market Fund and Securities Lending Money Market Fund do not seek to qualify as a retail or government money market fund and transact utilizing a floating net asset value (“NAV”) calculated to four decimal places. The Funds have adopted policies and procedures that allow the Boards to impose a liquidity fee and/or redemption gate in the event that their weekly liquid assets fall below a designated threshold.
U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund, Federal Money Market Fund and 100% U.S. Treasury Securities Money Market Fund seek to qualify as government money market funds in accordance with criteria established by the SEC. Under applicable SEC rules, these Funds are ordinarily permitted to utilize amortized cost accounting to value their portfolio securities and transact at a stable $1.00 share price.
Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Academy, Agency, Agency SL, Capital, E*Trade, Empower, IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
On January 31, 2023, all remaining Class C Shares were merged into Reserve Shares of the same Fund. Effective October 1, 2020 and until January 31, 2023, Class C Shares automatically converted to Morgan Shares after eight years and provided for a CDSC. Information relating to certain fees and other characteristics of the Class C Shares prior to January 31, 2023 is included in Note 3.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Boards, which established the following approach to valuation, as described more fully below: securities and other debt instruments held by money market funds pursuant to Rule 2a-7 under the 1940 Act shall be valued using the amortized cost method provided that certain conditions are met, with the exception of the Prime Money Market Fund, Institutional Tax Free Money Market Fund and Securities Lending Money Market Fund.
The amortized cost method of valuation involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can generally be expected to vary inversely with changes in prevailing interest rates.
Under Section 2(a)(41) of the 1940 Act, the Boards are required to determine fair value for securities that do not have readily available market quotations. Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Boards may designate the performance of these fair valuation determinations to a valuation designee. The Boards have designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Boards subject to appropriate oversight by the Boards. The Adviser, as Valuation Designee, leverages the J.P.

February 28, 2023	J.P. Morgan Money Market Funds	163

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
(Dollar values in thousands)
Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of Investments held in the Funds.  The Adviser, as Valuation Designee, remains responsible for the valuation determinations This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. This also includes monitoring on a daily basis that the amortized cost valuation method fairly reflects the market-based net asset value (“NAV”) of the Funds. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.
For Prime Money Market Fund, Institutional Tax Free Money Market Fund and Securities Lending Money Market Fund, fixed income instruments for which market quotations are not readily available are fair valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•
Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as level 2.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):
Prime Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$69,537,260	$—	$69,537,260

(a)	Please refer to the SOI for specifics of portfolio holdings.

Institutional Tax Free Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$1,505,051	$—	$1,505,051

(a)	Please refer to the SOI for specifics of portfolio holdings.

Securities Lending Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$2,075,113	$—	$2,075,113

(a)	Please refer to the SOI for specifics of portfolio holdings.

164	J.P. Morgan Money Market Funds	February 28, 2023

The following is a summary of the inputs used as of February 28, 2023, in valuing the Funds' assets and liabilities carried at amortized cost which approximates fair value:
Liquid Assets Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$35,109,977	$—	$35,109,977

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Government Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$191,025,523	$—	$191,025,523

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Treasury Plus Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$27,171,165	$—	$27,171,165

(a)	Please refer to the SOI for specifics of portfolio holdings.

Federal Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$4,659,938	$—	$4,659,938

(a)	Please refer to the SOI for specifics of portfolio holdings.

100% U.S. Treasury Securities Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$93,128,812	$—	$93,128,812

(a)	Please refer to the SOI for specifics of portfolio holdings.

Tax Free Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$10,429,595	$—	$10,429,595

(a)	Please refer to the SOI for specifics of portfolio holdings.

February 28, 2023	J.P. Morgan Money Market Funds	165

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
(Dollar values in thousands)
Municipal Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$1,190,754	$—	$1,190,754

(a)	Please refer to the SOI for specifics of portfolio holdings.

California Municipal Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$458,963	$—	$458,963

(a)	Please refer to the SOI for specifics of portfolio holdings.

New York Municipal Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$2,596,518	$—	$2,596,518

(a)	Please refer to the SOI for specifics of portfolio holdings.
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of February 28, 2023, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
C. Repurchase Agreements — Prime Money Market Fund, Securities Lending Money Market Fund, Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund, Tax Free Money Market Fund, Municipal Money Market Fund and New York Money Market Fund may enter into repurchase agreement transactions that meet the credit guidelines of JPMIM. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. Repurchase agreement collateral may be held in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, or in segregated accounts maintained by an unaffiliated third-party custodian. Securities Lending Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Plus Money Market Fund or their affiliates may transfer uninvested cash into joint accounts, which are utilized by multiple accounts or funds managed by the Adviser or its affiliates, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties and collateral (collateral may also be held overnight in segregated custodial sub-accounts established in the name of each participating Fund).
The Funds' repurchase agreements are not subject to master netting arrangements.

166	J.P. Morgan Money Market Funds	February 28, 2023

D. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — Institutional Tax Free Money Market Fund, Tax Free Money Market Fund, Municipal Money Market Fund and New York Municipal Money Market Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.
Institutional Tax Free Money Market Fund, Tax Free Money Market Fund, Municipal Money Market Fund and New York Municipal Money Market Fund had when-issued securities, delayed delivery securities or forward commitments outstanding as of February 28, 2023, which are shown as a Receivable for Investment securities sold —  delayed delivery securities and a Payable for Investment securities purchased — delayed delivery securities, respectively, on the Statements of Assets and Liabilities. The values of these securities held at February 28, 2023 are detailed on the SOIs, if any.
E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
F. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended February 28, 2023 are as follows:
	Prime Money Market Fund	Institutional Tax Free Money Market Fund	Securities Lending Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund	California Municipal Money Market Fund	New York Municipal Money Market Fund
Academy	$41	n/a	n/a	n/a	$189	$2	n/a	$4	n/a	n/a	n/a	n/a
Agency	65	$30	n/a	$21	149	18	$4	67	$10	$2	$1	$2
Agency SL	n/a	n/a	$71	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Capital	709	29	n/a	43	2,941	212	n/a	938	n/a	n/a	n/a	n/a
Class C	22	n/a	n/a	3	n/a	9	n/a	n/a	n/a	n/a	n/a	n/a
E*Trade	n/a	n/a	n/a	n/a	6	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Empower	34	n/a	n/a	n/a	100	2	n/a	1	n/a	n/a	n/a	n/a
IM	184	43	n/a	n/a	185	—(a)	n/a	—(a)	n/a	n/a	n/a	n/a
Institutional Class	281	35	n/a	67	574	145	28	462	139	17	3	16
Investor	n/a	n/a	n/a	—(a)	38	—(a)	n/a	n/a	n/a	n/a	n/a	n/a
Morgan	181	n/a	n/a	67	104	24	16	66	4	3	3	14
Premier	60	n/a	n/a	54	127	42	5	48	11	—(a)	6	5
Reserve	13	n/a	n/a	—(a)	112	5	n/a	45	27	n/a	n/a	—(a)
Service	n/a	n/a	n/a	n/a	8	n/a	n/a	n/a	n/a	—(a)	—(a)	—(a)
Total	$1,590	$137	$71	$255	$4,533	$459	$53	$1,631	$191	$22	$13	$37

(a)	Amount rounds to less than one thousand.

February 28, 2023	J.P. Morgan Money Market Funds	167

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
(Dollar values in thousands)
G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of February 28, 2023, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared  daily and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital  accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Liquid Assets Money Market Fund	$—	$33	$(33)
Federal Money Market Fund	—	77	(77)
100% U.S. Treasury Securities Money Market Fund	—	—(a)	—(a)
Tax Free Money Market Fund	—	1	(1)
California Municipal Money Market Fund	—	—(a)	—(a)

(a)	Amount rounds to less than one thousand.
The reclassifications for the Funds relate primarily to tax adjustments on certain investments and redesignation of dividends.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.08% of each Fund’s respective average daily net assets.
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.07% of the first $150 billion of the average daily net assets of all money market funds in the J.P. Morgan Funds Complex covered by the Administration Agreement, plus 0.05% of the average daily net assets between $150 billion and $300 billion, plus 0.03% of the average daily net assets between $300 billion and $400 billion, plus 0.01% of the average daily net assets in excess of $400 billion.  For the year ended February 28, 2023, the effective rate was 0.05% of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in  Note 3.F.
JPMCB serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to JPMIM.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class C, E*Trade, Morgan, Reserve and Service Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Academy, Agency, Agency SL, Capital, Empower, IM, Institutional Class, Investor and Premier

168	J.P. Morgan Money Market Funds	February 28, 2023

Shares of the Funds do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class C	E*Trade	Morgan	Reserve	Service
Prime Money Market Fund	0.75%	n/a	n/a	0.25%	n/a
Liquid Assets Money Market Fund	0.75	0.60%	0.10%	0.25	n/a
U.S. Government Money Market Fund	n/a	0.60	0.10	0.25	0.60%
U.S. Treasury Plus Money Market Fund	0.75	n/a	0.10	0.25	n/a
Federal Money Market Fund	n/a	n/a	0.10	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	0.10	0.25	n/a
Tax Free Money Market Fund	n/a	n/a	0.10	0.25	n/a
Municipal Money Market Fund	n/a	0.60	0.10	n/a	0.60
California Municipal Money Market Fund	n/a	0.60	0.10	n/a	0.60
New York Municipal Money Market Fund	n/a	0.60	0.10	0.25	0.60
JPMDS waived distribution fees as outlined in Note 3.F.
In addition, JPMDS is entitled to receive the CDSC from redemptions of Class C Shares. For the year ended February 28, 2023, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Liquid Assets Money Market Fund	$—	$1
U.S. Treasury Plus Money Market Fund	—	—(a)

(a)	Amount rounds to less than one thousand.
D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Agency SL and IM Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Academy	Agency	Capital	Class C	E*Trade	Empower	Institutional Class	Investor	Morgan	Premier	Reserve	Service
Prime Money Market Fund	0.05%	0.15%	0.05%	0.25%	n/a	0.05%	0.10%	n/a	0.35%	0.30%	0.30%	n/a
Institutional Tax Free Money Market Fund	n/a	0.15	0.05	n/a	n/a	n/a	0.10	n/a	n/a	n/a	n/a	n/a
Securities Lending Money Market Fund	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Liquid Assets Money Market Fund	n/a	0.15	0.05	0.25	0.30%	n/a	0.10	0.35%	0.35	0.30	0.30	n/a
U.S. Government Money Market Fund	0.05	0.15	0.05	n/a	0.30	0.05	0.10	0.35	0.35	0.30	0.30	0.30%
U.S. Treasury Plus Money Market Fund	0.05	0.15	0.05	0.25	n/a	0.05	0.10	0.35	0.35	0.30	0.30	n/a
Federal Money Market Fund	n/a	0.15	n/a	n/a	n/a	n/a	0.10	n/a	0.35	0.30	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	0.05	0.15	0.05	n/a	n/a	0.05	0.10	n/a	0.35	0.30	0.30	n/a
Tax Free Money Market Fund	n/a	0.15	n/a	n/a	n/a	n/a	0.10	n/a	0.35	0.30	0.30	n/a
Municipal Money Market Fund	n/a	0.15	n/a	n/a	0.30	n/a	0.10	n/a	0.35	0.30	n/a	0.30
California Municipal Money Market Fund	n/a	0.15	n/a	n/a	0.30	n/a	0.10	n/a	0.35	0.30	n/a	0.30
New York Municipal Money Market Fund	n/a	0.15	n/a	n/a	0.30	n/a	0.10	n/a	0.35	0.30	0.30	0.30
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

February 28, 2023	J.P. Morgan Money Market Funds	169

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
(Dollar values in thousands)
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
F. Waivers and Reimbursements — The Adviser, Administrator and JPMDS have contractually agreed to waive fees and/or reimburse the Funds except IM Shares of Prime Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund and 100% U.S. Treasury Securities Money Market Fund, to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Academy	Agency	Agency SL	Capital	Class C	E*Trade	Empower
Prime Money Market Fund	0.18%	0.26%	n/a	0.18%	0.97%	n/a	0.18%
Institutional Tax Free Money Market Fund	n/a	0.26	n/a	0.18	n/a	n/a	n/a
Securities Lending Money Market Fund	n/a	n/a	0.06%	n/a	n/a	n/a	n/a
Liquid Assets Money Market Fund	n/a	0.26	n/a	0.18	0.97	1.00%	n/a
U.S. Government Money Market Fund	0.18	0.26	n/a	0.18	n/a	1.00	0.18
U.S. Treasury Plus Money Market Fund	0.18	0.26	n/a	0.18	0.97	n/a	0.18
Federal Money Market Fund	n/a	0.26	n/a	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	0.18	0.26	n/a	0.18	n/a	n/a	0.18
Tax Free Money Market Fund	n/a	0.26	n/a	n/a	n/a	n/a	n/a
Municipal Money Market Fund	n/a	0.26	n/a	n/a	n/a	1.00	n/a
California Municipal Money Market Fund	n/a	0.26	n/a	n/a	n/a	1.00	n/a
New York Municipal Money Market Fund	n/a	0.26	n/a	n/a	n/a	1.00	n/a

	IM	Institutional	Investor	Morgan	Premier	Reserve	Service
Prime Money Market Fund	n/a	0.21%	n/a	0.52%	0.45%	0.70%	n/a
Institutional Tax Free Money Market Fund	0.16%	0.21	n/a	n/a	n/a	n/a	n/a
Securities Lending Money Market Fund	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Liquid Assets Money Market Fund	n/a	0.21	0.51%	0.59	0.45	0.70	n/a
U.S. Government Money Market Fund	n/a	0.21	0.51	0.59	0.45	0.70	1.05%
U.S. Treasury Plus Money Market Fund	n/a	0.21	0.51	0.59	0.45	0.70	n/a
Federal Money Market Fund	n/a	0.21	n/a	0.59	0.45	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	0.21	n/a	0.59	0.45	0.70	n/a
Tax Free Money Market Fund	n/a	0.21	n/a	0.59	0.45	0.70	n/a
Municipal Money Market Fund	n/a	0.21	n/a	0.59	0.45	n/a	1.05
California Municipal Money Market Fund	n/a	0.21	n/a	0.59	0.45	n/a	1.05
New York Municipal Money Market Fund	n/a	0.21	n/a	0.59	0.45	0.70	1.05

The expense limitation agreements were in effect for the year ended February 28, 2023 and the contractual expense limitation percentages in the table above are in place until at least June 30, 2023. In addition, the Funds’ service providers have voluntarily waived fees during the year ended
February 28, 2023. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

170	J.P. Morgan Money Market Funds	February 28, 2023

For the year ended February 28, 2023, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Prime Money Market Fund	$21	$—	$6,211	$6,232	$26
Institutional Tax Free Money Market Fund	23	15	327	365	6
Securities Lending Money Market Fund	1,004	658	—	1,662	—
Liquid Assets Money Market Fund	18	10	2,403	2,431	—
U.S. Government Money Market Fund	83	—	21,671	21,754	—
U.S. Treasury Plus Money Market Fund	8	—	3,829	3,837	—
Federal Money Market Fund	96	64	591	751	—
100% U.S. Treasury Securities Money Market Fund	29	—	10,294	10,323	—
Tax Free Money Market Fund	—	—	2,227	2,227	—
Municipal Money Market Fund	58	38	377	473	—
California Municipal Money Market Fund	81	54	133	268	—
New York Municipal Money Market Fund	55	37	421	513	—

	Voluntary Waivers
	Investment Advisory Fees	Administration Fees	Distribution Fees	Service Fees	Transfer Agency Fees	Total
Prime Money Market Fund	$1,640	$1,093	$2	$3,874	$136	$6,745
Institutional Tax Free Money Market Fund	—	—	—	2	—(a)	2
Liquid Assets Money Market Fund	—(a)	—(a)	100	364	—(a)	464
U.S. Government Money Market Fund	16,968	11,312	4,409	33,808	1,092	67,589
U.S. Treasury Plus Money Market Fund	1,524	1,010	685	2,636	37	5,892
Federal Money Market Fund	36	24	10	120	3	193
100% U.S. Treasury Securities Money Market Fund	3	2	1,774	3,551	9	5,339
Tax Free Money Market Fund	—	—	746	165	—	911
Municipal Money Market Fund	—	—	32	8	—	40
California Municipal Money Market Fund	—	—	17	14	—	31
New York Municipal Money Market Fund	—	—	14	21	—	35

(a)	Amount rounds to less than one thousand.
JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the year ended February 28, 2023 the amount of these reimbursements were as follows:

Prime Money Market Fund	$11
Institutional Tax Free Money Market Fund	2
Securities Lending Money Market Fund	2
Liquid Assets Money Market Fund	4
U.S. Government Money Market Fund	37
U.S. Treasury Plus Money Market Fund	5
Federal Money Market Fund	2
100% U.S. Treasury Securities Money Market Fund	14
Tax Free Money Market Fund	3
Municipal Money Market Fund	2
California Municipal Money Market Fund	2
New York Municipal Money Market Fund	2

February 28, 2023	J.P. Morgan Money Market Funds	171

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
(Dollar values in thousands)
G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
Certain Funds earn interest on certain uninvested cash balances held at the custodian, which is included in the Interest income from affiliates on the Statements of Operations.
The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the year ended February 28, 2023, California Municipal Money Market Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
The Funds are permitted to effect purchase and sale transactions with affiliated Funds under procedures adopted by the Boards. The procedures have been designed to seek to ensure that any such security transaction complies with certain conditions of Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2023, the Funds below engaged in such transactions in the following amounts:
	Purchases	Sales	Realized Gain (Loss)
Institutional Tax Free Money Market Fund	$1,358,248	$1,994,800	$—
Tax Free Money Market Fund	2,715,094	2,337,229	—
Municipal Money Market Fund	751,157	1,316,544	—
California Municipal Money Market Fund	324,466	363,390	—
New York Municipal Money Market Fund	2,385,776	1,522,778	—
4. Class-Specific Expenses
The Funds' class specific gross expenses for the year ended February 28, 2023 were as follows:
	Distribution	Service
Prime Money Market Fund
Academy	$—	$364
Agency	—	2,758
Capital	—	17,466
Class C	4	1
Empower	—	197
Institutional Class	—	11,997
Morgan	—	4,142
Premier	—	4,003
Reserve	7	9
	$11	$40,937
Institutional Tax Free Money Market Fund
Agency	$—	$86
Capital	—	129
Institutional Class	—	453
	$—	$668

172	J.P. Morgan Money Market Funds	February 28, 2023

	Distribution	Service
Liquid Assets Money Market Fund
Agency	$—	$2,072
Capital	—	1,856
Class C	181	60
Institutional Class	—	4,118
Investor	—	8
Morgan	768	2,690
Premier	—	13,328
Reserve	17	20
	$966	$24,152
U.S. Government Money Market Fund
Academy	$—	$4,312
Agency	—	14,693
Capital	—	76,124
E*Trade	2,030	1,015
Empower	—	2,593
Institutional Class	—	31,018
Investor	—	8,801
Morgan	2,427	8,494
Premier	—	20,230
Reserve	11,357	13,631
Service	2,355	1,178
	$18,169	$182,089
U.S. Treasury Plus Money Market Fund
Academy	$—	$67
Agency	—	1,606
Capital	—	5,596
Class C	2,840	946
Empower	—	90
Institutional Class	—	7,248
Investor	—	57
Morgan	643	2,251
Premier	—	6,650
Reserve	216	259
	$3,699	$24,770
Federal Money Market Fund
Agency	$—	$304
Institutional Class	—	1,393
Morgan	79	278
Premier	—	923
	$79	$2,898
100% U.S. Treasury Securities Money Market Fund
Academy	$—	$76
Agency	—	5,761
Capital	—	24,835
Empower	—	39
Institutional Class	—	23,846
Morgan	1,953	6,836
Premier	—	8,117
Reserve	5,657	6,788
	$7,610	$76,298

February 28, 2023	J.P. Morgan Money Market Funds	173

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
(Dollar values in thousands)
	Distribution	Service
Tax Free Money Market Fund
Agency	$—	$838
Institutional Class	—	7,751
Morgan	26	92
Premier	—	1,823
Reserve	3,262	3,914
	$3,288	$14,418
Municipal Money Market Fund
Agency	$—	$146
Institutional Class	—	890
Morgan	33	116
Premier	—	276
Service	95	48
	$128	$1,476
California Municipal Money Market Fund
Agency	$—	$100
Institutional Class	—	240
Morgan	6	21
Premier	—	506
Service	51	25
	$57	$892
New York Municipal Money Market Fund
Agency	$—	$245
Institutional Class	—	1,041
Morgan	47	164
Premier	—	704
Reserve	5	6
Service	13	7
	$65	$2,167
5. Federal Income Tax Matters
Estimated tax cost and unrealized appreciation (depreciation) in value of investments for the Funds equals their book cost and unrealized appreciation (depreciation) in value of investments.

174	J.P. Morgan Money Market Funds	February 28, 2023

The tax character of distributions paid during the year ended February 28, 2023 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Prime Money Market Fund	$1,469,471	$—	$—	$1,469,471
Institutional Tax Free Money Market Fund	1,097	80	22,828	24,005
Securities Lending Money Market Fund	41,372	—	—	41,372
Liquid Assets Money Market Fund	461,189	—	—	461,189
U.S. Government Money Market Fund	4,678,181	—	—	4,678,181
U.S. Treasury Plus Money Market Fund	484,081	—	—	484,081
Federal Money Market Fund	50,510	—	—	50,510
100% U.S. Treasury Securities Money Market Fund	1,726,916	69	—	1,726,985
Tax Free Money Market Fund	4,899	59	142,520	147,478
Municipal Money Market Fund	344	—	15,255	15,599
California Municipal Money Market Fund	483	—	7,000	7,483
New York Municipal Money Market Fund	4,079	—	22,660	26,739

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended February 28, 2022 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Prime Money Market Fund	$47,580	$—	$—	$47,580
Institutional Tax Free Money Market Fund	71	18	229	318
Securities Lending Money Market Fund	2,704	—	—	2,704
Liquid Assets Money Market Fund	1,702	—	—	1,702
U.S. Government Money Market Fund	51,842	—	—	51,842
U.S. Treasury Plus Money Market Fund	2,115	—	—	2,115
Federal Money Market Fund	149	1	—	150
100% U.S. Treasury Securities Money Market Fund	6,062	108	—	6,170
Tax Free Money Market Fund	31	186	1,130	1,347
Municipal Money Market Fund	26	—	146	172
California Municipal Money Market Fund	24	—	27	51
New York Municipal Money Market Fund	32	24	98	154

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

February 28, 2023	J.P. Morgan Money Market Funds	175

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
(Dollar values in thousands)
As of February 28, 2023, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Tax exempt income	Unrealized Appreciation (Depreciation)
Prime Money Market Fund	$154,373	$(4,267)	$—	$11,171
Institutional Tax Free Money Market Fund	1	—	3,035	(169)
Securities Lending Money Market Fund	6,758	(94)	—	688
Liquid Assets Money Market Fund	68,859	(38)	—	—
U.S. Government Money Market Fund	382,082	(56,707)	—	—
U.S. Treasury Plus Money Market Fund	56,358	(3,567)	—	—
Federal Money Market Fund	8,332	(74)	—	—
100% U.S. Treasury Securities Money Market Fund	231,768	(9,462)	—	—
Tax Free Money Market Fund	—	56	19,957	—
Municipal Money Market Fund	—	—	936	—
California Municipal Money Market Fund	9	—	765	—
New York Municipal Money Market Fund	—	—	4,245	—
The cumulative timing differences primarily consist of dividends payable.
At February 28, 2023, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
Prime Money Market Fund	$4,267	$—
Securities Lending Money Market Fund	94	—
Liquid Assets Money Market Fund	38	—
U.S. Government Money Market Fund	55,548	1,159
U.S. Treasury Plus Money Market Fund	3,447	120
Federal Money Market Fund	73	1
100% U.S. Treasury Securities Money Market Fund	9,462	—
Net capital losses (gains) incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended February 28, 2023, the Funds deferred to March 1, 2023 the following net capital losses (gains):
	Net Capital Losses (Gains)
	Short-Term	Long-Term
Prime Money Market Fund	$1,935	$—
Securities Lending Money Market Fund	36	—
U.S. Government Money Market Fund	3,705	4
U.S. Treasury Plus Money Market Fund	—	1
New York Municipal Money Market Fund	1	—
During the year ended February 28, 2023, the following Funds utilized capital loss carryforwards as follows:
	Capital Loss Utilized
	Short-Term	Long-Term
Liquid Assets Money Market Fund	$37	$—
U.S. Government Money Market Fund	—	155
U.S. Treasury Plus Money Market Fund	—	48

176	J.P. Morgan Money Market Funds	February 28, 2023

6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
As of February 28, 2023, the Funds had no borrowings outstanding from another fund or loans outstanding to another fund. Average loans made to another fund under the Facility for the year ended February 28, 2023, were as follows:
	Average Loans	Number of Days Outstanding	Interest Earned
Liquid Assets Money Market Fund	$71,350	117	$589
Interest earned as a result of lending money to another fund for the year ended February 28, 2023, if any, is included in Income from interfund lending (net) on the Statements of Operations.
The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Funds' borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended February 28, 2023.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of February 28, 2023, the following Funds had  individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund's outstanding shares  as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Prime Money Market Fund	1	50.9%	—	—%
Institutional Tax Free Money Market Fund	1	89.9	—	—
Securities Lending Money Market Fund	—	—	1	100.0
Liquid Assets Money Market Fund	1	55.1	2	31.4
U.S. Government Money Market Fund	1	38.7	—	—
U.S. Treasury Plus Money Market Fund	1	34.1	1	16.1
Federal Money Market Fund	1	57.7	—	—
100% U.S. Treasury Securities Money Market Fund	1	51.0	1	14.8
Tax Free Money Market Fund	1	51.0	1	40.1
Municipal Money Market Fund	2	81.8	—	—
California Municipal Money Market Fund	1	66.9	1	11.2
New York Municipal Money Market Fund	1	91.3	—	—
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
The Funds are subject to interest rate risk. Investments in bonds and other debt securities will change in value based on changes in interest rates.  If rates increase, the value of these investments generally declines.  Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.  The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy. It is

February 28, 2023	J.P. Morgan Money Market Funds	177

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
(Dollar values in thousands)
difficult to predict the pace at which central banks or monetary authorities may increase interest rates or the timing, frequency, or magnitude of such increases. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
The Funds are subject to credit risk. The Funds' investments are subject to the risk that an issuer and/or a counterparty will fail to make payments when due or default completely. Prices of the Funds' investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Funds' securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e. the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Institutional Tax Free Money Market Fund, Tax Free Money Market Fund, Municipal Money Market Fund, California Municipal Money Market Fund and New York Municipal Money Market Fund invest primarily in a portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. California Municipal Money Market Fund and New York Municipal Money Market Fund primarily invest in issuers in the states of California and New York, respectively. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Funds’ ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.
The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers cannot repay their loans.
London Interbank Offered Rate "(LIBOR)" is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the period. Such concentrations may subject each of these Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

178	J.P. Morgan Money Market Funds	February 28, 2023

As of February 28, 2023, the following Funds had non-U.S. country allocations representing greater than 10% of total investments (excluding investment of cash collateral from securities loaned) as follows:
	Prime Money Market Fund	Securities Lending Money Market Fund	U.S. Treasury Plus Money Market Fund
Canada	—%	13.6%	—%
France	13.1	—	10.4
8. Subsequent Event
Effective as of the close of business on April 27, 2023, all share classes of California Municipal Money Market Fund and New York Municipal Money Market Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of California Municipal Money Market Fund and New York Municipal Money Market Fund unless they meet certain requirements as described in the Funds' prospectuses, as supplemented.

February 28, 2023	J.P. Morgan Money Market Funds	179

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Boards of Trustees of JPMorgan Trust I, JPMorgan Trust II and JPMorgan Trust IV and Shareholders of JPMorgan Prime Money Market Fund, JPMorgan Institutional Tax Free Money Market Fund, JPMorgan Securities Lending Money Market Fund, JPMorgan Liquid Assets Money Market Fund, JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund, JPMorgan Federal Money Market Fund, JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan Tax Free Money Market Fund, JPMorgan Municipal Money Market Fund, JPMorgan California Municipal Money Market Fund and JPMorgan New York Municipal Money Market Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Prime Money Market Fund, JPMorgan Federal Money Market Fund, JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan Tax Free Money Market Fund, JPMorgan California Municipal Money Market Fund and JPMorgan New York Municipal Money Market Fund (six of the funds constituting JPMorgan Trust I), JPMorgan Liquid Assets Money Market Fund, JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund and JPMorgan Municipal Money Market Fund (four of the funds constituting JPMorgan Trust II) and JPMorgan Institutional Tax Free Money Market Fund and JPMorgan Securities Lending Money Market Fund (two of the funds constituting JPMorgan Trust IV) (hereafter collectively referred to as the "Funds") as of February 28, 2023, the related statements of operations for the year ended February 28, 2023, the statements of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
April 26, 2023
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

180	J.P. Morgan Money Market Funds	February 28, 2023

TRUSTEES
(Unaudited)
The Funds' Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	178	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	178	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	178	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	178
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	178	None
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	178	None

February 28, 2023	J.P. Morgan Money Market Funds	181

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	178
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	178
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	178	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	178	None
Marilyn McCoy (1948); Trustee since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	178	None
Dr. Robert A. Oden, Jr. (1946); Trustee since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	178
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

182	J.P. Morgan Money Market Funds	February 28, 2023

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	178	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2014.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	178
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	178	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	178	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (178 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

February 28, 2023	J.P. Morgan Money Market Funds	183

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962) Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Vonnegut-Gabovitch has been with JPMorgan Chase & Co. since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2023)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase & Co. since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Executive Director, J.P. Morgan Investment Management Inc. Mr. Fleytekh has been with J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Gaines has been with J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

184	J.P. Morgan Money Market Funds	February 28, 2023

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, September 1, 2022, and continued to hold your shares at the end of the reporting period, February 28, 2023.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Prime Money Market Fund
Academy
Actual	$1,000.00	$1,019.10	$0.90	0.18%
Hypothetical	1,000.00	1,023.90	0.90	0.18
Agency
Actual	1,000.00	1,018.70	1.30	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Capital
Actual	1,000.00	1,019.10	0.90	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Empower
Actual	1,000.00	1,019.10	0.90	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
IM
Actual	1,000.00	1,019.20	0.70	0.14
Hypothetical	1,000.00	1,024.10	0.70	0.14
Institutional Class
Actual	1,000.00	1,018.80	1.05	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
Morgan
Actual	1,000.00	1,017.50	2.50	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Premier
Actual	1,000.00	1,017.80	2.20	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
Reserve
Actual	1,000.00	1,016.40	3.50	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70

February 28, 2023	J.P. Morgan Money Market Funds	185

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Institutional Tax Free Money Market Fund
Agency
Actual	$1,000.00	$1,010.60	$1.30	0.26%
Hypothetical	1,000.00	1,023.51	1.30	0.26
Capital
Actual	1,000.00	1,011.00	0.90	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
IM
Actual	1,000.00	1,011.30	0.75	0.15
Hypothetical	1,000.00	1,024.05	0.75	0.15
Institutional Class
Actual	1,000.00	1,010.90	1.05	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
JPMorgan Securities Lending Money Market Fund
Agency SL
Actual	1,000.00	1,019.60	0.30	0.06
Hypothetical	1,000.00	1,024.50	0.30	0.06
JPMorgan Liquid Assets Money Market Fund
Agency
Actual	1,000.00	1,018.40	1.30	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Capital
Actual	1,000.00	1,018.80	0.90	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Institutional Class
Actual	1,000.00	1,018.60	1.05	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
Investor
Actual	1,000.00	1,017.20	2.45	0.49
Hypothetical	1,000.00	1,022.37	2.46	0.49
Morgan
Actual	1,000.00	1,016.70	2.90	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58
Premier
Actual	1,000.00	1,017.50	2.20	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
Reserve
Actual	1,000.00	1,016.20	3.45	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
JPMorgan U.S. Government Money Market Fund
Academy
Actual	1,000.00	1,017.20	0.75	0.15
Hypothetical	1,000.00	1,024.05	0.75	0.15
Agency
Actual	1,000.00	1,016.70	1.25	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
Capital
Actual	1,000.00	1,017.20	0.75	0.15
Hypothetical	1,000.00	1,024.05	0.75	0.15
E*Trade
Actual	1,000.00	1,013.00	4.94	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

186	J.P. Morgan Money Market Funds	February 28, 2023

	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Government Money Market Fund (continued)
Empower
Actual	$1,000.00	$1,017.20	$0.75	0.15%
Hypothetical	1,000.00	1,024.05	0.75	0.15
IM
Actual	1,000.00	1,017.40	0.65	0.13
Hypothetical	1,000.00	1,024.15	0.65	0.13
Institutional Class
Actual	1,000.00	1,017.10	0.90	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Investor
Actual	1,000.00	1,015.60	2.40	0.48
Hypothetical	1,000.00	1,022.41	2.41	0.48
Morgan
Actual	1,000.00	1,015.10	2.90	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58
Premier
Actual	1,000.00	1,015.80	2.15	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43
Reserve
Actual	1,000.00	1,014.60	3.40	0.68
Hypothetical	1,000.00	1,021.42	3.41	0.68
Service
Actual	1,000.00	1,012.80	5.14	1.03
Hypothetical	1,000.00	1,019.69	5.16	1.03
JPMorgan U.S. Treasury Plus Money Market Fund
Academy
Actual	1,000.00	1,017.20	0.80	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16
Agency
Actual	1,000.00	1,016.80	1.25	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
Capital
Actual	1,000.00	1,017.20	0.80	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16
Empower
Actual	1,000.00	1,017.20	0.85	0.17
Hypothetical	1,000.00	1,023.95	0.85	0.17
IM
Actual	1,000.00	1,017.40	0.65	0.13
Hypothetical	1,000.00	1,024.15	0.65	0.13
Institutional Class
Actual	1,000.00	1,017.10	0.95	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19
Investor
Actual	1,000.00	1,015.60	2.40	0.48
Hypothetical	1,000.00	1,022.41	2.41	0.48
Morgan
Actual	1,000.00	1,015.10	2.90	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58
Premier
Actual	1,000.00	1,015.90	2.15	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43

February 28, 2023	J.P. Morgan Money Market Funds	187

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Treasury Plus Money Market Fund (continued)
Reserve
Actual	$1,000.00	$1,014.60	$3.45	0.69%
Hypothetical	1,000.00	1,021.37	3.46	0.69
JPMorgan Federal Money Market Fund
Agency
Actual	1,000.00	1,017.20	1.30	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Institutional Class
Actual	1,000.00	1,017.50	1.05	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
Morgan
Actual	1,000.00	1,015.60	2.95	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Premier
Actual	1,000.00	1,016.30	2.20	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
JPMorgan 100% U.S. Treasury Securities Money Market Fund
Academy
Actual	1,000.00	1,017.00	0.90	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Agency
Actual	1,000.00	1,016.60	1.30	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Capital
Actual	1,000.00	1,017.00	0.90	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Empower
Actual	1,000.00	1,017.00	0.90	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
IM
Actual	1,000.00	1,017.20	0.65	0.13
Hypothetical	1,000.00	1,024.15	0.65	0.13
Institutional Class
Actual	1,000.00	1,016.80	1.05	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
Morgan
Actual	1,000.00	1,015.00	2.90	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58
Premier
Actual	1,000.00	1,015.70	2.20	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
Reserve
Actual	1,000.00	1,014.50	3.45	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
JPMorgan Tax Free Money Market Fund
Agency
Actual	1,000.00	1,010.90	1.30	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Institutional Class
Actual	1,000.00	1,011.20	1.05	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21

188	J.P. Morgan Money Market Funds	February 28, 2023

	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Tax Free Money Market Fund (continued)
Morgan
Actual	$1,000.00	$1,009.30	$2.89	0.58%
Hypothetical	1,000.00	1,021.92	2.91	0.58
Premier
Actual	1,000.00	1,010.00	2.19	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
Reserve
Actual	1,000.00	1,008.80	3.44	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
JPMorgan Municipal Money Market Fund
Agency
Actual	1,000.00	1,010.80	1.30	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Institutional Class
Actual	1,000.00	1,011.00	1.05	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
Morgan
Actual	1,000.00	1,009.10	2.94	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Premier
Actual	1,000.00	1,009.80	2.24	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Service
Actual	1,000.00	1,006.90	5.22	1.05
Hypothetical	1,000.00	1,019.59	5.26	1.05
JPMorgan California Municipal Money Market Fund
Agency
Actual	1,000.00	1,010.00	1.30	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Institutional Class
Actual	1,000.00	1,010.30	1.05	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
Morgan
Actual	1,000.00	1,008.40	2.94	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Premier
Actual	1,000.00	1,009.10	2.24	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Service
Actual	1,000.00	1,006.10	5.22	1.05
Hypothetical	1,000.00	1,019.59	5.26	1.05
JPMorgan New York Municipal Money Market Fund
Agency
Actual	1,000.00	1,011.10	1.30	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Institutional Class
Actual	1,000.00	1,011.40	1.05	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
Morgan
Actual	1,000.00	1,009.50	2.94	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59

February 28, 2023	J.P. Morgan Money Market Funds	189

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan New York Municipal Money Market Fund (continued)
Premier
Actual	$1,000.00	$1,010.20	$2.19	0.44%
Hypothetical	1,000.00	1,022.61	2.21	0.44
Reserve
Actual	1,000.00	1,008.90	3.44	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Service
Actual	1,000.00	1,007.20	5.18	1.04
Hypothetical	1,000.00	1,019.64	5.21	1.04

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

190	J.P. Morgan Money Market Funds	February 28, 2023

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended February 28, 2023. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2023. The information necessary to complete your income tax returns for the calendar year ending December 31, 2023 will be provided under separate cover.
Long Term Capital Gain
Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended February 28, 2023:
Long-Term Capital Gain Distribution
JPMorgan Institutional Tax Free Money Market Fund	$80
JPMorgan 100% U.S. Treasury Securities Money Market Fund	69
JPMorgan Tax Free Money Market Fund	59
Qualified Interest Income (QII) and Short-Term Capital Gain
Each Fund listed below paid the following amount, or maximum allowable amount, of ordinary distributions treated as qualified interest income and short-term capital gains for the fiscal year ended February 28, 2023:
	Qualified Interest Income	Short-Term Capital Gain
JPMorgan Prime Money Market Fund	$907,644	$—
JPMorgan Liquid Assets Money Market Fund	308,510	—
JPMorgan U.S. Government Money Market Fund	4,678,181	—
JPMorgan U.S. Treasury Plus Money Market Fund	484,072	—
JPMorgan Federal Money Market Fund	50,505	5
JPMorgan 100% U.S. Treasury Securities Money Market Fund	1,726,475	174
Tax Exempt Income
Each Fund listed below had the following amount, or maximum allowable amount, of dividends paid from investment income that are exempt from federal income tax for the fiscal year ended February 28, 2023:
Exempt Distributions Paid
JPMorgan Institutional Tax Free Money Market Fund	$22,828
JPMorgan Tax Free Money Market Fund	142,520
JPMorgan Municipal Money Market Fund	15,255
JPMorgan California Municipal Money Market Fund	7,000
JPMorgan New York Municipal Money Market Fund	22,660
Treasury Income
Each Fund listed below had the following percentage, or maximum allowable percentage, of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 28, 2023:
Income from U.S. Treasury Obligations
JPMorgan Prime Money Market Fund	0.6%
JPMorgan Institutional Tax Free Money Market Fund	0.5
JPMorgan Securities Lending Money Market Fund	0.4
JPMorgan U.S. Government Money Market Fund	23.4
JPMorgan U.S. Treasury Plus Money Market Fund	22.3
JPMorgan Federal Money Market Fund	30.2
JPMorgan 100% U.S. Treasury Securities Money Market Fund	97.3
JPMorgan Tax Free Money Market Fund	0.4
JPMorgan California Municipal Money Market Fund	0.5
JPMorgan New York Municipal Money Market Fund	5.4
Interest Dividends
Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible to be treated as 163(j) interest dividends for the fiscal year ended February 28, 2023:
Interest Dividends
JPMorgan Prime Money Market Fund	100.0%
JPMorgan Liquid Assets Money Market Fund	100.0
JPMorgan U.S. Government Money Market Fund	100.0
JPMorgan U.S. Treasury Plus Money Market Fund	100.0
JPMorgan Federal Money Market Fund	100.0
JPMorgan 100% U.S. Treasury Securities Money Market Fund	100.0

February 28, 2023	J.P. Morgan Money Market Funds	191

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
○Social Security number and account balances
○transaction history and account transactions
○checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions? Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds collect my personal information?	We collect your personal information, for example, when you:
○open an account or provide contact information
○give us your account information or pay us by check
○make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:
○sharing for affiliates’ everyday business purposes – information about your creditworthiness
○affiliates from using your information to market to you
○sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
○J.P. Morgan Funds doesn’t jointly market.

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its portfolio holdings with the SEC each month on Form N-MFP. The Funds’ Form N-MFP reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s monthly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of each Fund’s policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. February 2023.
AN-MMKT-223

Annual Report
J.P. Morgan Income Funds
February 28, 2023
JPMorgan Core Bond Fund
JPMorgan Core Plus Bond Fund
JPMorgan Floating Rate Income Fund
JPMorgan Government Bond Fund
JPMorgan High Yield Fund
JPMorgan Income Fund
JPMorgan Limited Duration Bond Fund
JPMorgan Mortgage-Backed Securities Fund
JPMorgan Preferred and Income Securities Fund
JPMorgan Short Duration Bond Fund
JPMorgan Short Duration Core Plus Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
April 11, 2023 (Unaudited)
Dear Shareholder,
Financial markets have shown some resiliency in recent months after sharply rising interest rates and the outbreak of war in Ukraine in 2022 fueled dislocations in both equity and bond markets. While asset prices have yet to fully rebound from last year, overall financial market volatility has receded and asset valuations may have grown more attractive to investors.

“As investors assess the potential
risks to financial market returns, we
believe it is important to recognize
both the potential benefits of
portfolio diversification and the
potential investment opportunities
uncovered by changes in relative
asset valuations.”
— Brian S. Shlissel

Certainly, the factors that weighed on markets in 2022 largely remain in place in early 2023. Additionally, the failures of two U.S. regional banks and the takeover of troubled Credit Suisse Group AG by UBS Group AG have rattled the financial services sector, though regulators moved quickly to attempt to contain the risk of contagion and overall US. bank capitalization rates remain healthy and much improved since the 2008 financial crisis.
The International Monetary Fund (the “IMF”) recently trimmed its forecast for global economic growth in 2023 and warned that any further turmoil in the financial system could further impede economic activity. The IMF also indicated that infla tionary pressures had yet to peak in many countries, despite moderation in prices for energy and food.  Notably, the IMF slightly raised its growth forecast for the U.S., while lowering its forecast for Germany and Japan.
Above average wage inflation, contracting profit margins and slower economic activity may put pressure on U.S. equities in the months ahead, though companies positioned to weather a secular slowdown may stand out. Lower valuations compared with the U.S. and a weakening dollar could provide support for international equities. Core fixed income assets may also prove attractive to investors if interest rates decline in the year ahead.
As investors assess the potential risks to financial market returns, we believe it is important to recognize both the potential benefits of portfolio diversification and the investment potential opportunities uncovered by changes in relative asset valuations. Our lineup of investment solutions seeks to provide investors with ability to build durable portfolios that can meet their financial goals.
Sincerely,

Brian S. Shlissel
President - J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

February 28, 2023	J.P. Morgan Income Funds	1

J.P. Morgan Income Funds
MARKET OVERVIEW
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)
Global financial markets declined through most of the period amid inflationary pressures, rapidly rising interest rates, war across Ukraine and weaker economic conditions in China. However, developed markets stabilized somewhat in the second half of the period as domestic economic data improved.
While both equities and bonds were down for the period, fixed income assets experienced a historically poor performance. For the twelve month period, the Bloomberg U.S. Aggregate Index returned -9.72%, the Bloomberg U.S. High Yield Index returned -5.46% and the Bloomberg Emerging Markets Index returned -8.01%.
Through the second quarter of 2022, investor demand for bonds was crushed by the highest inflation levels in four decades and the subsequent policy response by leading central banks. Russia’s invasion of Ukraine at the end of February 2022, followed by the U.S. Federal Reserve’s decision to initiate its current monetary tightening cycle in mid-March 2022, drove global financial markets sharply lower. Stocks and bonds fell in tandem and volatility spiked higher. By the end of February 2023, the Fed had raised interest rates eight times to a range of 4.50% to 4.75%, the highest level since the 2007-08 financial crisis.
The Bank of England and the European Central Bank also aggressively tightened monetary their policies in response to accelerating price pressures, though the former started raising interest rates in December 2021 and the latter waited until September 2022 to begin raising rates.
In the second half of the period, financial markets appeared to stabilize and even rebounded somewhat. The U.S. economy proved to be resilient and data showed price inflation receding, while Europe largely avoided a prolonged energy crisis through coordinated efforts to obtain alternatives to Russian supplies of petroleum and natural gas. Additionally, China dropped many of the strict anti-pandemic measures that had severely constrained spending and demand in the first half of the period.
While both bond and equity markets had negative returns for the twelve month period, U.S. high yield bonds (also known as junk bonds) and emerging markets debt posted a moderate positive performance for the final half of the period.

2	J.P. Morgan Income Funds	February 28, 2023

JPMorgan Core Bond Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(8.85)%
Bloomberg U.S. Aggregate Index	(9.72)%
Net Assets as of 2/28/2023 (In Thousands)	$35,113,098
Duration as of 2/28/2023	6.1 Years
INVESTMENT OBJECTIVE**
The JPMorgan Core Bond Fund (the “Fund”) seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended February 28, 2023, the Fund’s Class I Shares outperformed the Bloomberg U.S. Aggregate Index (the “Benchmark”).
Relative to the Benchmark, the Fund’s position in agency mortgage-backed securities and its shorter overall duration was a leading contributor to performance as interest rates rose during the period. Generally, bonds of shorter duration will experience a smaller decrease in price compared with longer duration bonds when interest rates rise. The Fund’s allocation to asset-backed securities also contributed to relative performance.
The Fund’s security selection in corporate bonds, including its overweight position in the financials sector, were leading detractors from performance relative to the Benchmark. The Fund’s out-of-Benchmark position in non-agency mortgage-backed securities also detracted from relative performance.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers continued to focus on security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. Relative to the Benchmark, at the end of the period, the Fund was underweight in U.S. Treasury securities and overweight in commercial mortgage-backed securities and agency mortgages.
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF February 28, 2023	PERCENT OF TOTAL INVESTMENTS
U.S. Treasury Obligations	27.2%
Corporate Bonds	22.5
Mortgage-Backed Securities	19.4
Asset-Backed Securities	13.6
Commercial Mortgage-Backed Securities	6.8
Collateralized Mortgage Obligations	6.0
Others (each less than 1.0%)	1.5
Short-Term Investments	3.0

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 28, 2023	J.P. Morgan Income Funds	3

JPMorgan Core Bond Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 28, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
With Sales Charge *		(12.51)%	(0.08)%	0.68%
Without Sales Charge		(9.07)	0.69	1.07
CLASS C SHARES	March 22, 1999
With CDSC **		(10.54)	0.09	0.58
Without CDSC		(9.54)	0.09	0.58
CLASS I SHARES	June 1, 1991	(8.85)	0.94	1.29
CLASS R2 SHARES	November 3, 2008	(9.32)	0.34	0.77
CLASS R3 SHARES	September 9, 2016	(9.09)	0.60	0.96
CLASS R4 SHARES	September 9, 2016	(8.87)	0.85	1.21
CLASS R5 SHARES	May 15, 2006	(8.72)	1.00	1.38
CLASS R6 SHARES	February 22, 2005	(8.68)	1.10	1.47

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (2/28/13 TO 2/28/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns shown for Class R3 and Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R3 and Class R4 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Core Bond Fund and the Bloomberg U.S. Aggregate Index from February 28, 2013 to February 28, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg U.S. Aggregate Index is an unmanaged index that represents securities that are
SEC-registered, tax-able, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. Morgan Income Funds	February 28, 2023

JPMorgan Core Plus Bond Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(9.04)%
Bloomberg U.S. Aggregate Index	(9.72)%
Net Assets as of 2/28/2023 (In Thousands)	$16,372,091
Duration as of 2/28/2023	6.4 Years
INVESTMENT OBJECTIVE**
The JPMorgan Core Plus Bond Fund (the “Fund”) seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended February 28, 2023, the Fund’s Class I Shares outperformed the Bloomberg U.S. Aggregate Index (the “Benchmark”).
Relative to the Index, the Fund’s shorter overall duration was the leading contributor to performance. Generally, bonds with shorter duration will experience a smaller decrease in price compared with longer duration bonds when interest rates rise. Additionally, the Fund’s overweight positions in high yield corporate credit (also known as junk bonds) and in securitized credit, including asset-backed securities and commercial mortgage-backed securities, also contributed to relative performance. The Fund’s underweight position in agency mortgage-backed securities also contributed to performance as interest rate volatility during the period led to underperformance in the sector.
The Fund’s underweight position in investment grade corporate credit and its security selection within hard-currency emerging markets debt were leading detractors from relative performance.
HOW WAS THE FUND POSITIONED?
The Fund continued to focus on security selection and relative value, which seeks to take advantage of pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up research to construct, in their view, a portfolio of undervalued fixed income securities. The managers employed a macro-economic analysis to determine asset allocation and positioning on the yield curve. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.
During the period, the Fund’s managers decreased the Fund’s duration to 6.38 years at February 28, 2023 from 6.41 years at February 28, 2022.
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF February 28, 2023	PERCENT OF TOTAL INVESTMENTS
Corporate Bonds	29.8%
U.S. Treasury Obligations	17.0
Mortgage-Backed Securities	15.9
Asset-Backed Securities	15.7
Commercial Mortgage-Backed Securities	11.0
Collateralized Mortgage Obligations	4.0
Others (each less than 1.0%)	1.6
Short-Term Investments	5.0

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 28, 2023	J.P. Morgan Income Funds	5

JPMorgan Core Plus Bond Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 28, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 5, 1993
With Sales Charge *		(12.84)%	(0.09)%	1.11%
Without Sales Charge		(9.41)	0.69	1.50
CLASS C SHARES	May 30, 2000
With CDSC **		(10.94)	0.03	0.98
Without CDSC		(9.94)	0.03	0.98
CLASS I SHARES	March 5, 1993	(9.04)	0.98	1.75
CLASS R2 SHARES	November 3, 2008	(9.77)	0.29	1.10
CLASS R3 SHARES	September 9, 2016	(9.44)	0.54	1.35
CLASS R4 SHARES	September 9, 2016	(9.32)	0.77	1.60
CLASS R5 SHARES	September 9, 2016	(9.17)	0.95	1.73
CLASS R6 SHARES	February 22, 2005	(8.95)	1.06	1.87

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (2/28/13 TO 2/28/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns shown for Class R3, Class R4 and Class R5 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R3, Class R4 and Class R5 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Core Plus Bond Fund and the Bloomberg U.S. Aggregate Index from February 28, 2013 to February 28, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. Bloomberg U.S. Aggregate Index is an unmanaged index that represents securities that are
SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. Morgan Income Funds	February 28, 2023

JPMorgan Floating Rate Income Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	1.72%
Credit Suisse Leveraged Loan Index	2.26%
Bloomberg U.S. Aggregate Index	(9.72)%
Net Assets as of 2/28/2023 (In Thousands)	$312,667
INVESTMENT OBJECTIVE**
The JPMorgan Floating Rate Income Fund (the “Fund”) seeks to provide current income with a secondary objective of capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended February 28, 2023, the Fund’s Class I Shares underperformed the Credit Suisse Leveraged Loan Index (the “Loan Index”) and outperformed the Bloomberg U.S. Aggregate Index.
Relative to the Loan Index, the Fund’s security selection in the retailers and consumer cyclical services sectors were leading detractors from performance during the period. The Fund’s allocation to higher quality, high yield bonds (also known as “junk bonds”) also detracted from relative performance.
The Fund’s security selection in the technology and diversified manufacturing sectors were leading contributors to the Fund’s relative performance.
Relative to the Bloomberg U.S. Aggregate Index, which does not hold loan assignments, the Fund’s allocation to loan assignments contributed to performance due to their floating rate functionality and shorter interest rate duration. Generally, bonds of shorter duration will experience a smaller decline in price relative to longer duration bonds when interest rates rise.
HOW WAS THE FUND POSITIONED?
Relative to the Loan Index during the period, the Fund was overweight in securities and loan assignments rated BB and was underweight in securities and loan assignments rated single B, CCC and lower. Additionally, the Fund was overweight in the diversified manufacturing, cable/ satellite TV, and the media/entertainment sectors and was underweight in the technology, financial brokerage/asset managers and property & casualty insurers sectors.
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF February 28, 2023	PERCENT OF TOTAL INVESTMENTS
Loan Assignments	83.6%
Corporate Bonds	6.5
Convertible Preferred Stocks	1.9
Common Stocks	1.6
Others (each less than 1.0%)	0.0***
Short-Term Investments	6.4

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***
Amount rounds to less than 0.1%.

February 28, 2023	J.P. Morgan Income Funds	7

JPMorgan Floating Rate Income Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 28, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	June 1, 2011
With Sales Charge *		(0.77)%	1.79%	2.09%
Without Sales Charge		1.47	2.26	2.48
CLASS C SHARES	June 1, 2011
With CDSC **		(0.04)	1.75	2.06
Without CDSC		0.96	1.75	2.06
CLASS I SHARES	June 1, 2011	1.72	2.52	2.73
CLASS R6 SHARES	October 31, 2013	1.70	2.61	2.82

*	Sales Charge for Class A Shares is 2.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (2/28/13 TO 2/28/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of JPMorgan Floating Rate Income Fund, the Credit Suisse Leveraged Loan Index and the Bloomberg U.S. Aggregate Index from February 28, 2013 to February 28, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Credit Suisse Leveraged Loan Index and the Bloomberg U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the indices, if applicable. The Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market. The index reflects reinvestment of all distributions and changes in market prices. The Bloomberg U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. Morgan Income Funds	February 28, 2023

JPMorgan Government Bond Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(9.15)%
Bloomberg U.S. Government Bond Index	(9.96)%
Net Assets as of 2/28/2023 (In Thousands)	$1,809,385
Duration as of 2/28/2023	5.7 Years
INVESTMENT OBJECTIVE**
The JPMorgan Government Bond Fund (the “Fund”) seeks a high level of current income with liquidity and safety of principal.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended February 28, 2023, the Fund’s Class I Shares outperformed the Bloomberg U.S. Government Bond Index (“Benchmark”).
Relative to the Benchmark, the Fund’s shorter overall duration was a leading contributor to performance as interest rate rose during the period. Generally, bonds of shorter duration will experience a smaller decrease in price relative to longer duration bonds when interest rates rise. The Fund’s allocation to U.S. Treasury Inflation Protected Securities also contributed to relative performance as inflation rose faster-than-expected during the period.
The Fund’s out-of-Benchmark allocations residential agency mortgage-backed securities were leading detractors from performance relative to the Benchmark.
HOW WAS THE FUND POSITIONED?
During the period, the portfolio managers focused on security selection, using bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities.
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF February 28, 2023	PERCENT OF TOTAL INVESTMENTS
U.S. Treasury Obligations	31.6%
Mortgage-Backed Securities	26.1
Collateralized Mortgage Obligations	20.5
Commercial Mortgage-Backed Securities	10.2
U.S. Government Agency Securities	3.4
Asset-Backed Securities	1.5
Short-Term Investments	6.7

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 28, 2023	J.P. Morgan Income Funds	9

JPMorgan Government Bond Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 28, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 5, 1993
With Sales Charge *		(12.67)%	(0.71)%	0.01%
Without Sales Charge		(9.29)	0.05	0.39
CLASS C SHARES	March 22, 1999
With CDSC **		(10.85)	(0.55)	(0.14)
Without CDSC		(9.85)	(0.55)	(0.14)
CLASS I SHARES	February 8, 1993	(9.15)	0.32	0.66
CLASS R2 SHARES	November 3, 2008	(9.62)	(0.30)	0.08
CLASS R3 SHARES	September 9, 2016	(9.48)	(0.06)	0.29
CLASS R4 SHARES	September 9, 2016	(9.16)	0.21	0.54
CLASS R6 SHARES	August 1, 2016	(8.93)	0.45	0.74

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (2/28/13 TO 2/28/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns shown for Class R3, Class R4 and Class R6 Shares prior to their inception are based on the performance of Class I Shares, the original class offered. Prior performance of Class R3 and Class R4 Shares have been adjusted to reflect the differences in expenses between classes. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Government Bond Fund and the Bloomberg U.S. Government Bond Index from February 28, 2013 to February 28, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg U.S. Government Bond Index does not include expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg U.S. Government Bond Index is an unmanaged index composed of securities issued by the U.S. Government. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. Morgan Income Funds	February 28, 2023

JPMorgan High Yield Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(5.71)%
ICE BofAML US High Yield Constrained Index **	(5.45)%
Bloomberg U.S. Corporate High Yield - 2% Issuer Capped Index	(5.45)%
Net Assets as of 2/28/2023 (In Thousands)	$4,538,711
Duration as of 2/28/2023	3.6 Years
INVESTMENT OBJECTIVE***
The JPMorgan High Yield Fund (the “Fund”) seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended February 28, 2023, the Fund’s Class I Shares underperformed both the ICE BofAML U.S. High Yield Constrained Index (the “New Benchmark”) and the Bloomberg U.S. Corporate High Yield – 2% Issuer Capped Index (the “Benchmark”).
Relative to the Benchmark, the Fund’s security selection in the pharmaceuticals, retailers and media/entertainment sectors detracted from performance, while the Fund’s security selection in the automotive, independent energy and technology sectors contributed positively to performance.
HOW WAS THE FUND POSITIONED?
Relative to the Benchmark, the Fund remained overweight in sectors that the portfolio management team believed were less cyclical, including the cable/satellite TV and consumer products sectors, and was overweight in the automotive sector. The Fund was underweight in financial companies, electric utilities and the aerospace/defense sectors. The Fund had a shorter overall duration than the New Benchmark during the period, as the Fund’s portfolio managers sought securities that they believed had better relative value in the shorter end of the yield curve. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. Generally, bonds of shorter duration will experience a smaller decline in price relative to longer duration bonds when interest rates rise or credit spreads widen, so are generally less volatile than longer duration bonds.
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF February 28, 2023	PERCENT OF TOTAL INVESTMENTS
Corporate Bonds	88.7%
Loan Assignments	6.3
Common Stocks	2.2
Others (each less than 1.0%)	2.5
Short-Term Investments	0.3

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
On January 1, 2023, the ICE BofAML US High Yield Constrained Index replaced the Bloomberg U.S. Corporate High Yield — 2% Issuer Capped Index as the Fund’s primary benchmark to more closely reflect the Fund’s investment universe.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 28, 2023	J.P. Morgan Income Funds	11

JPMorgan High Yield Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 28, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 13, 1998
With Sales Charge *		(9.35)%	1.21%	2.71%
Without Sales Charge		(5.83)	1.98	3.11
CLASS C SHARES	March 22, 1999
With CDSC **		(7.30)	1.46	2.68
Without CDSC		(6.30)	1.46	2.68
CLASS I SHARES	November 13, 1998	(5.71)	2.22	3.34
CLASS R2 SHARES	November 3, 2008	(6.18)	1.62	2.78
CLASS R3 SHARES	August 21, 2017	(5.89)	1.90	3.03
CLASS R4 SHARES	August 21, 2017	(5.65)	2.15	3.29
CLASS R5 SHARES	May 15, 2006	(5.49)	2.33	3.42
CLASS R6 SHARES	February 22, 2005	(5.42)	2.41	3.49

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (2/28/13 TO 2/28/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns shown for Class R3 and Class R4 Shares prior to its inception are based on the performance of Class I Shares, the original class offered. With respect to Class R3 and Class R4 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes.
Effective January 1, 2023, the Fund’s benchmark changed from the Bloomberg U.S. Corporate High Yield — 2% Issuer Capped Index to the ICE BofA US High Yield Constrained Index.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan High Yield Fund, the ICE BofA US High Yield Constrained Index and the Bloomberg U.S. Corporate High Yield — 2% Issuer Capped Index and the  from February 28, 2013 to February 28, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the the ICE BofA US High Yield Constrained Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable.  The ICE BofA US High Yield Constrained Index tracks the performance of US dollar denominated below investment grade debt securities publicly issued in the US domestic market. The performance of the Bloomberg U.S. Corporate High Yield — 2% Issuer Capped Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg U.S. Corporate High Yield — 2% Issuer Capped Index is an unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The index limits the maximum exposure to any one issuer to 2%. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. Morgan Income Funds	February 28, 2023

JPMorgan Income Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(5.51)%
Bloomberg U.S. Aggregate Index	(9.72)%
Net Assets as of 2/28/2023 (In Thousands)	$10,085,973
Duration as of 2/28/2023	4.2 Years
INVESTMENT OBJECTIVE**
The JPMorgan Income Fund (the “Fund”) seeks to provide income with a secondary objective of capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund is flexible in its ability to invest in a wide variety of debt securities and financial instruments of any maturity and is not managed to a benchmark index. This allows the Fund to shift its allocations based on changing market conditions. For the twelve months ended February 28, 2023, the Fund outperformed the Bloomberg U.S. Aggregate Index (the “Index”).
HOW DID THE FUND PERFORM?
For the twelve months ended February 28, 2023, the Fund outperformed the Bloomberg U.S. Aggregate Index (the “Index”).
Relative to the Index, the Fund’s shorter overall duration was a leading contributor to relative performance as interest rates rose during the period. Generally, bonds with shorter duration will experience a smaller price decline when interest rates rise relative to longer duration bonds. The Fund’s out-of-Index allocation to non-agency mortgage-backed securities and its underweight position in investment grade corporate bonds also contributed to relative performance.
The Fund’s out-of-Index allocation to emerging markets debt and overweight allocation to commercial mortgage-backed securities were the leading detractors from relative performance.
During the period, the Fund’s Class I Shares distributed approximately $0.04 per share each month.
HOW WAS THE FUND POSITIONED?
During the period, the Fund’s adviser invested opportunistically among multiple debt markets and sectors that the adviser believed had a high potential to produce income. The Fund’s adviser sought to manage risk through exposure to debt markets that it believed to have low correlations to each other. During the period, the Fund’s adviser increased its allocations to agency mortgage-backed securities and asset-backed securities. The adviser decreased the Fund’s exposure to high yield corporate bonds (also known as “junk bonds”) and commercial mortgage-backed securities. The Fund's duration increased to 4.22 years at February 28, 2023 from 2.08 years at February 28, 2022.
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF February 28, 2023	PERCENT OF TOTAL INVESTMENTS
Corporate Bonds	30.2%
Commercial Mortgage-Backed Securities	22.8
Asset-Backed Securities	22.3
Mortgage-Backed Securities	9.6
Collateralized Mortgage Obligations	9.1
Foreign Government Securities	3.1
Others (each less than 1.0%)	0.8
Short-Term Investments	2.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 28, 2023	J.P. Morgan Income Funds	13

JPMorgan Income Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 28, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	June 2, 2014
With Sales Charge *		(9.31)%	1.31%	2.21%
Without Sales Charge		(5.75)	2.07	2.65
CLASS C SHARES	June 2, 2014
With CDSC **		(7.29)	1.51	2.13
Without CDSC		(6.29)	1.51	2.13
CLASS I SHARES	June 2, 2014	(5.51)	2.34	2.90
CLASS R6 SHARES	June 2, 2014	(5.51)	2.34	2.93

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE (6/2/14 TO 2/28/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on June 2, 2014.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of JPMorgan Income Fund and the Bloomberg U.S. Aggregate Index from June 2, 2014 to February 28, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. Morgan Income Funds	February 28, 2023

JPMorgan Limited Duration Bond Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(0.83)%
Bloomberg 1-3 U.S. Government/Credit Bond Index	(2.51)%
Net Assets as of 2/28/2023 (In Thousands)	$1,123,688
Duration as of 2/28/2023	1.5 Years
INVESTMENT OBJECTIVE**
The JPMorgan Limited Duration Bond Fund (the “Fund”) seeks a high level of current income consistent with low volatility of principal.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended February 28, 2023, the Fund’s Class I Shares outperformed the Bloomberg 1–3 Year U.S. Government/Credit Bond Index (the “Benchmark”).
Relative to the Benchmark, the Fund’s shorter overall duration was a leading contributor to performance as interest rates rose during the period. Generally, bonds of shorter duration will experience a smaller decline in price relative to longer duration bonds when interest rates rise. The Fund’s underweight allocation in U.S. Treasury bonds and its out-of-Benchmark allocation to asset-backed securities also contributed to relative performance.
The Fund’s underweight allocation to corporate bonds and its out-of-Benchmark allocations to agency mortgage-backed securities and commercial mortgage-backed securities were leading detractors from performance.
HOW WAS THE FUND POSITIONED?
During the period, the Fund’s portfolio managers continued to focus on security selection, using bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. The Fund’s portfolio managers aimed to keep the duration of the Fund at 1.5 years. During the reporting period, the Fund’s duration decreased to 1.48 years at February 28, 2023 from 1.52 years at February 28, 2022.
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF February 28, 2023	PERCENT OF TOTAL INVESTMENTS
Asset-Backed Securities	39.7%
Collateralized Mortgage Obligations	22.7
Commercial Mortgage-Backed Securities	10.4
Corporate Bonds	10.1
Mortgage-Backed Securities	8.5
Short-Term Investments	8.6

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 28, 2023	J.P. Morgan Income Funds	15

JPMorgan Limited Duration Bond Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 28, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 10, 1993
With Sales Charge *		(3.31)%	0.53%	0.85%
Without Sales Charge		(1.08)	0.99	1.08
CLASS C SHARES	November 1, 2001
With CDSC **		(2.59)	0.50	0.68
Without CDSC		(1.59)	0.50	0.68
CLASS I SHARES	February 2, 1993	(0.83)	1.24	1.33
CLASS R6 SHARES	February 22, 2005	(0.74)	1.44	1.53

*	Sales Charge for Class A Shares is 2.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (2/28/13 TO 2/28/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Limited Duration Bond Fund and the Bloomberg 1–3 Year U.S. Government/Credit Bond Index from February 28, 2013 to February 28, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg 1–3 Year U.S. Government/Credit Bond Index does not reflect the deduction of expenses or sales charges associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg 1–3 Year U.S. Government/Credit Bond Index is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. Morgan Income Funds	February 28, 2023

JPMorgan Mortgage-Backed Securities Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(7.68)%
Bloomberg U.S. MBS Index	(9.10)%
Net Assets as of 2/28/2023 (In Thousands)	$3,908,482
Duration as of 2/28/2023	5.6 Years
INVESTMENT OBJECTIVE**
The JPMorgan Mortgage-Backed Securities Fund (the “Fund”) seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended February 28, 2023, the Fund’s Class I Shares outperformed the Bloomberg U.S. MBS Index (the “Benchmark”).
Relative to the Benchmark, the Fund’s shorter duration was a leading contributor to performance as interest rates rose during the period. Generally, bonds with shorter duration will experience a smaller decrease in price compared with longer duration bonds when interest rates rise. The Fund’s allocations to securitized credit also contributed to relative performance.
The Fund’s allocation to U.S. Treasury securities and its overweight allocation to the 10-year part of the yield curve were leading detractors from relative performance. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.
HOW WAS THE FUND POSITIONED?
The Fund continued to focus on security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities.
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF February 28, 2023	PERCENT OF TOTAL INVESTMENTS
Mortgage-Backed Securities	53.7%
Asset-Backed Securities	14.4
Collateralized Mortgage Obligations	13.6
Commercial Mortgage-Backed Securities	9.7
U.S. Treasury Obligations	4.9
Short-Term Investments	3.7

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 28, 2023	J.P. Morgan Income Funds	17

JPMorgan Mortgage-Backed Securities Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 28, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	August 18, 2000
With Sales Charge *		(11.44)%	(0.09)%	0.83%
Without Sales Charge		(7.96)	0.68	1.21
CLASS C SHARES	July 2, 2012
With CDSC **		(9.40)	0.15	0.80
Without CDSC		(8.40)	0.15	0.80
CLASS I SHARES	August 18, 2000	(7.68)	0.92	1.46
CLASS R6 SHARES	February 22, 2005	(7.54)	1.07	1.62

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (2/28/13 TO 2/28/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Mortgage-Backed Securities Fund and the Bloomberg U.S. MBS Index from February 28, 2013 to February 28, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg U.S. MBS Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg U.S. MBS Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie
Mae (FNMA), and Freddie Mac (FHLMC). The index includes fixed-rate and hybrid adjustable rate mortgage (ARM) pass-through securities. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. Morgan Income Funds	February 28, 2023

JPMorgan Preferred and Income Securities Fund
FUND COMMENTARY
FOR THE PERIOD March 31, 2022 (FUND INCEPTION) THROUGH February 28, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(3.38)%
Bloomberg U.S. Aggregate Index	(7.14)%
ICE BofA US All Capital Securities Index	(3.08)%
Preferred and Income Securities Composite Benchmark **	(3.09)%
Net Assets as of 2/28/2023 (In Thousands)	$712,274
Duration as of 2/28/2023	4.0 Years
INVESTMENT OBJECTIVE***
The JPMorgan Preferred and Income Securities Fund (the “Fund”) seeks to provide a high level of current income and total return.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the period from inception on March 31, 2022 to February 28, 2023, the Fund’s Class I Shares outperformed the Bloomberg U.S. Aggregate Index (the “Index”), and underperformed both the ICE BofAML U.S. All Capital Securities Index and the Preferred and Income Securities Composite Benchmark (the “Composite Benchmark”).
Relative to the Index, the Fund’s shorter overall duration was the leading contributor to performance. Generally, shorter duration bonds will experience a smaller decrease in price relative to longer duration bonds when interest rates rise. The Fund’s overweight allocation to preferred securities, which generally have a higher credit risk relative to other debt securities, was a leading detractor from performance.
Relative to the Composite Benchmark, transaction costs related the launch of the Fund, which are not part of investment strategy, was a detractor from performance. The Fund’s shorter overall duration, primarily expressed through an underweight position in retail securities with a fixed for life coupon, was the leading contributor to relative performance.
HOW WAS THE FUND POSITIONED?
During the period, the Fund was invested in preferred and debt securities that the Fund’s portfolio mangers believed were attractively valued relative to credit quality and other characteristics. The Fund’s positioning was a function of the portfolio managers’ strategy.
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF February 28, 2023	PERCENT OF TOTAL INVESTMENTS
Corporate Bonds	92.2%
Preferred Stocks	5.7
Short-Term Investments	2.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The Fund’s composite benchmark is determined by adding the performance return of the 75% of the ICE BofAML U.S. All Capital Securities Index and 25% of the Bloomberg Developed Market USD Contingent Capital Index.
***
 The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 28, 2023	J.P. Morgan Income Funds	19

JPMorgan Preferred and Income Securities Fund
FUND COMMENTARY
FOR THE PERIOD March 31, 2022 (FUND INCEPTION) THROUGH February 28, 2023 (Unaudited) (continued)
TOTAL RETURNS AS OF February 28, 2023

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	March 31, 2022
With Sales Charge *		(7.22)%
Without Sales Charge		(3.60)
CLASS C SHARES	August 1, 2022
With CDSC **		(5.16)
Without CDSC		(4.16)
CLASS I SHARES	March 31, 2022	(3.38)
CLASS R6 SHARES	March 31, 2022	(3.34)

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the period.
LIFE OF FUND PERFORMANCE (3/31/22 TO 2/28/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on March 31, 2022.
Returns for Class C Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class C Shares would have been different than those shown because Class C Shares have different expenses than Class A Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of JPMorgan Preferred and Income Securities Fund and the Bloomberg U.S. Aggregate Index, ICE BofA US All Capital Securities Index and 75% ICE BofA US All Cap Securities Ides / 25% Bloomberg Developed Market USD Contingent Capital Index from March 31, 2022 to February 28, 2023.  The performance of the Bloomberg U.S. Aggregate Index, ICE BofA US All Capital Securities Index and 75% ICE BofA US All Cap Securities Index / 25% Bloomberg Developed Market USD Contingent Capital Index do not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The ICE BofA US All Capital Securities Index is a subset of the ICE BofA Merrill Lynch U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities. The ICE BofA Merrill Lynch Corporate Index tracks the performance of U.S. dollar denominated investment grade corporate debt publicly issued in the U.S. domestic market. 75% ICE BofA US All Cap Securities Ides / 25% Bloomberg Developed Market USD Contingent Capital Index is a customized blend of unmanaged indices that includes 75% ICE BofA US All Capital Securities Index and 25% Bloomberg Developed Market USD Contingent Capital Index. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. Morgan Income Funds	February 28, 2023

JPMorgan Short Duration Bond Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(1.96)%
Bloomberg 1–3 Year U.S. Government/Credit Bond Index	(2.51)%
Net Assets as of 2/28/2023 (In Thousands)	$7,094,416
Duration as of 2/28/2023	1.9 Years
INVESTMENT OBJECTIVE**
The JPMorgan Short Duration Bond Fund (the “Fund”) seeks current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended February 28, 2023, the Fund’s Class I Shares outperformed the Bloomberg 1–3 Year U.S. Government/Credit Bond Index (the “Benchmark”).
Relative to the Benchmark, the Fund’s shorter overall duration was a leading contributor to performance as interest rates rose during the period. Generally, bonds of shorter duration will experience a smaller decrease in price compared with bonds of longer duration as interest rates rise. The Fund’s security selection in corporate bonds and its out-of-Benchmark allocation to asset-backed securities also contributed to relative performance.
The Fund’s out-of-Benchmark allocation to agency residential mortgage-backed securities was a slight detractor from relative performance.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers continued to focus on security selection, using bottom-up fundamental research to construct what they believed to be a portfolio of undervalued fixed income securities. During the period, the Fund had an underweight position in U.S. Treasury bonds, an overweight position in corporate bonds and out-of-Benchmark allocations to mortgage-backed securities and asset-backed securities.
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF February 28, 2023	PERCENT OF TOTAL INVESTMENTS
Corporate Bonds	35.5%
Asset-Backed Securities	25.8
U.S. Treasury Obligations	13.2
Collateralized Mortgage Obligations	9.7
Commercial Mortgage-Backed Securities	3.5
Mortgage-Backed Securities	3.5
Short-Term Investments	8.8

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 28, 2023	J.P. Morgan Income Funds	21

JPMorgan Short Duration Bond Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 28, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge *		(4.40)%	0.69%	0.47%
Without Sales Charge		(2.20)	1.16	0.70
CLASS C SHARES	November 1, 2001
With CDSC **		(3.67)	0.66	0.30
Without CDSC		(2.67)	0.66	0.30
CLASS I SHARES	September 4, 1990	(1.96)	1.38	0.95
CLASS R6 SHARES	February 22, 2005	(1.90)	1.52	1.13

*	Sales Charge for Class A Shares is 2.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (2/28/13 TO 2/28/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Short Duration Bond Fund and the Bloomberg 1–3 Year U.S. Government/Credit Bond Index from February 28, 2013 to February 28, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg 1–3 Year U.S. Government/Credit Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg 1–3 Year U.S. Government/Credit Bond Index is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

22	J.P. Morgan Income Funds	February 28, 2023

JPMorgan Short Duration Core Plus Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(3.33)%
Bloomberg 1-5 Year Government/Credit Index	(4.00)%
Net Assets as of 2/28/2023 (In Thousands)	$4,487,965
Duration as of 2/28/2023	2.6 Years
INVESTMENT OBJECTIVE**
The JPMorgan Short Duration Core Plus Fund (the “Fund”) seeks total return, consistent with preservation of capital.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended February 28, 2023, the Fund outperformed the Bloomberg 1-5 Year Government/Credit Index (the “Benchmark”).
Relative to the Benchmark, the Fund’s shorter overall duration was the leading contributor to performance. Generally, bonds with shorter duration will experience a smaller decrease in price compared with longer duration bonds when interest rates rise. The Fund’s allocation to corporate bonds also contributed to performance, while the Fund’s allocations to commercial mortgage-backed securities and emerging markets debt were detractors from performance.
HOW WAS THE FUND POSITIONED?
The Fund’s adviser focused on security selection and relative value, which seeks to take advantage of pricing discrepancies between individual securities or market sectors. The adviser used bottom-up research to construct, in their view, a portfolio of undervalued fixed income securities. The managers employ a macro-economic analysis to determine asset allocation and positioning on the yield curve. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.
Relative to the Benchmark during the period, the Fund had an underweight position in U.S. Treasury bonds and out-of-Benchmark allocations to mortgage-backed securities, asset-backed securities, high yield bonds (also known as junk bonds) and emerging markets debt. The Fund’s portfolio managers increased the Fund’s duration to 2.62 years at February 28, 2023 from 2.08 years at February 28, 2022.
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF February 28, 2023	PERCENT OF TOTAL INVESTMENTS
Corporate Bonds	40.4%
Asset-Backed Securities	19.1
U.S. Treasury Obligations	11.7
Mortgage-Backed Securities	10.8
Commercial Mortgage-Backed Securities	7.4
Collateralized Mortgage Obligations	5.0
Others (each less than 1.0%)	1.5
Short-Term Investments	4.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

February 28, 2023	J.P. Morgan Income Funds	23

JPMorgan Short Duration Core Plus Fund
FUND COMMENTARY
TWELVE MONTHS ENDED February 28, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF February 28, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	March 1, 2013
With Sales Charge *		(5.76)%	0.73%	1.76%
Without Sales Charge		(3.57)	1.19	1.99
CLASS C SHARES	March 1, 2013
With CDSC **		(4.97)	0.70	1.57
Without CDSC		(3.97)	0.70	1.57
CLASS I SHARES	March 1, 2013	(3.33)	1.46	2.23
CLASS R6 SHARES	March 1, 2013	(3.27)	1.53	2.34

*	Sales Charge for Class A Shares is 2.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE (3/1/13 TO 2/28/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on March 1, 2013.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Short Duration Core Plus Fund and the Bloomberg 1-5 Year Government/Credit Index from March 1, 2013 to February 28, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg 1-5 Year Government/Credit Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg 1-5 Year Government/Credit Index includes the Government and
Credit portions of the Barclays Aggregate for securities of 1-5 year maturities. The Government portion includes treasuries and agencies. The Credit portion includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

24	J.P. Morgan Income Funds	February 28, 2023

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 27.6%
U.S. Treasury Bonds
3.50%, 2/15/2039	44,436	41,845
4.25%, 5/15/2039	55,245	56,909
3.88%, 8/15/2040	54,475	53,443
1.88%, 2/15/2041	282,192	201,690
2.25%, 5/15/2041	207,900	157,963
1.75%, 8/15/2041	183,595	127,226
2.00%, 11/15/2041	14,825	10,715
2.38%, 2/15/2042	200,455	154,296
3.38%, 8/15/2042	50,000	45,016
2.75%, 11/15/2042	154,890	125,878
4.00%, 11/15/2042	70,000	69,005
3.13%, 2/15/2043	18,180	15,665
3.63%, 8/15/2043	113,140	105,340
3.75%, 11/15/2043	256,218	242,807
3.63%, 2/15/2044	154,280	143,161
3.00%, 11/15/2044	50,821	42,509
2.88%, 8/15/2045	4,490	3,662
2.50%, 2/15/2046	70,000	53,197
2.25%, 8/15/2046	179,932	129,825
3.00%, 2/15/2047	5,431	4,520
3.00%, 2/15/2048	78,220	65,198
3.13%, 5/15/2048	43,243	36,914
2.88%, 5/15/2049	12,946	10,587
2.25%, 8/15/2049	180,150	129,208
2.38%, 11/15/2049	98,830	72,879
2.00%, 2/15/2050	76,853	51,984
1.25%, 5/15/2050	4,667	2,589
1.38%, 8/15/2050	25,855	14,820
1.63%, 11/15/2050	76,730	47,012
1.88%, 2/15/2051	204,145	133,285
2.38%, 5/15/2051	166,815	122,459
2.00%, 8/15/2051	144,750	97,293
1.88%, 11/15/2051	200,075	130,127
2.25%, 2/15/2052	165,840	118,245
2.88%, 5/15/2052	131,125	107,374
3.00%, 8/15/2052	219,630	184,626
U.S. Treasury Inflation Indexed Bonds
1.75%, 1/15/2028	2,975	2,982
3.63%, 4/15/2028	16,636	18,175
2.50%, 1/15/2029	4,959	5,188
U.S. Treasury Notes
2.13%, 9/30/2024	25,000	23,922
2.25%, 11/15/2024	3,021	2,889
2.00%, 2/15/2025	155,000	146,911
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

2.88%, 4/30/2025	4,925	4,736
2.13%, 5/15/2025	105,395	99,697
2.88%, 5/31/2025	40,158	38,592
2.00%, 8/15/2025	141,304	132,782
2.25%, 11/15/2025	110,049	103,618
4.00%, 12/15/2025	195,000	192,395
0.38%, 1/31/2026	45,675	40,574
0.50%, 2/28/2026	403,160	358,419
2.50%, 2/28/2026	12,550	11,862
0.75%, 4/30/2026	15,670	13,969
0.88%, 6/30/2026	248,957	221,883
0.88%, 9/30/2026	237,283	209,903
2.00%, 11/15/2026	10,000	9,198
1.75%, 12/31/2026	64,262	58,521
1.50%, 1/31/2027	5,196	4,670
2.63%, 5/31/2027	200,000	187,164
2.75%, 7/31/2027	113,240	106,384
3.13%, 8/31/2027	111,315	106,232
0.38%, 9/30/2027	31,575	26,556
4.13%, 10/31/2027	318,905	317,310
1.25%, 3/31/2028	160,035	138,762
1.25%, 4/30/2028	85,520	73,998
2.88%, 5/15/2028	7,030	6,601
1.25%, 6/30/2028	782,088	674,123
1.00%, 7/31/2028	225,000	190,828
1.75%, 1/31/2029	48,420	42,407
1.88%, 2/28/2029	218,300	192,539
2.88%, 4/30/2029	569,000	530,459
3.25%, 6/30/2029	270,000	256,943
3.13%, 8/31/2029	109,865	103,749
3.88%, 9/30/2029	175,000	172,648
4.00%, 10/31/2029	113,000	112,333
1.63%, 5/15/2031	23,990	20,168
1.25%, 8/15/2031	115,000	93,226
1.38%, 11/15/2031	78,783	64,131
1.88%, 2/15/2032	412,700	349,618
2.88%, 5/15/2032	116,650	107,282
2.75%, 8/15/2032	171,000	155,396
4.13%, 11/15/2032	21,000	21,335
U.S. Treasury STRIPS Bonds
2.39%, 2/15/2024 (a)	92,209	87,890
3.13%, 5/15/2024 (a)	67,278	63,376
3.35%, 8/15/2024 (a)	51,591	48,042
8.57%, 11/15/2024 (a)	3,200	2,950
7.24%, 2/15/2025 (a)	6,601	6,021
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	25

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — continued
5.67%, 2/15/2026 (a)	6,700	5,884
5.85%, 5/15/2026 (a)	24,999	21,712
0.70%, 11/15/2026 (a)	10,990	9,371
1.39%, 11/15/2027 (a)	50,000	41,029
1.70%, 8/15/2029 (a)	100,000	76,815
1.86%, 11/15/2030 (a)	100,000	73,257
4.84%, 5/15/2032 (a)	113,297	78,078
3.67%, 8/15/2032 (a)	149,800	102,054
4.05%, 11/15/2032 (a)	122,788	82,817
4.21%, 2/15/2033 (a)	36,300	24,187
4.39%, 5/15/2033 (a)	108,105	71,271
6.22%, 8/15/2033 (a)	24,963	16,293
7.04%, 11/15/2033 (a)	33,709	21,757
Total U.S. Treasury Obligations (Cost $11,174,530)		9,693,154
Corporate Bonds — 22.8%
Aerospace & Defense — 0.6%
Airbus SE (France) 3.95%, 4/10/2047 (b)	1,046	874
BAE Systems Holdings, Inc. (United Kingdom) 3.80%, 10/7/2024 (b)	5,000	4,866
BAE Systems plc (United Kingdom)
1.90%, 2/15/2031 (b)	14,745	11,612
5.80%, 10/11/2041 (b)	2,500	2,517
3.00%, 9/15/2050 (b)	5,645	3,741
Boeing Co. (The)
4.88%, 5/1/2025	9,325	9,195
2.75%, 2/1/2026	10,982	10,178
2.20%, 2/4/2026	22,360	20,311
3.10%, 5/1/2026	9,560	8,900
5.04%, 5/1/2027	9,155	9,017
5.15%, 5/1/2030	14,590	14,118
3.60%, 5/1/2034	5,076	4,105
5.71%, 5/1/2040	12,565	11,962
5.81%, 5/1/2050	14,000	13,317
L3Harris Technologies, Inc.
1.80%, 1/15/2031	14,120	11,007
4.85%, 4/27/2035	1,918	1,821
Leidos, Inc.
2.30%, 2/15/2031	8,020	6,253
5.75%, 3/15/2033	8,600	8,493
Northrop Grumman Corp. 5.15%, 5/1/2040	13,000	12,608
Raytheon Technologies Corp.
3.20%, 3/15/2024	2,992	2,929
5.15%, 2/27/2033	11,955	11,895
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Aerospace & Defense — continued
4.50%, 6/1/2042	13,927	12,519
4.15%, 5/15/2045	7,861	6,547
3.75%, 11/1/2046	7,060	5,558
4.35%, 4/15/2047	4,020	3,501
2.82%, 9/1/2051	10,000	6,577
3.03%, 3/15/2052	3,840	2,650
		217,071
Airlines — 0.0% ^
Continental Airlines Pass-Through Trust Series 2012-2, Class A Shares, 4.00%, 10/29/2024	15,506	14,933
Auto Components — 0.0% ^
Lear Corp. 2.60%, 1/15/2032	3,330	2,518
Automobiles — 0.2%
Hyundai Capital America
1.80%, 10/15/2025 (b)	8,870	8,038
1.30%, 1/8/2026 (b)	7,365	6,522
1.50%, 6/15/2026 (b)	17,530	15,356
2.38%, 10/15/2027 (b)	9,020	7,873
1.80%, 1/10/2028 (b)	12,950	10,856
Mercedes-Benz Finance North America LLC (Germany) 3.30%, 5/19/2025 (b)	1,200	1,151
Nissan Motor Co. Ltd. (Japan) 4.35%, 9/17/2027 (b)	13,036	11,883
Stellantis Finance US, Inc. 2.69%, 9/15/2031 (b)	12,937	10,171
Volkswagen Group of America Finance LLC (Germany) 1.63%, 11/24/2027 (b)	6,615	5,597
		77,447
Banks — 4.4%
ABN AMRO Bank NV (Netherlands) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.47%, 12/13/2029 (b) (c)	15,800	13,168
ANZ New Zealand Int'l Ltd. (New Zealand)
3.45%, 1/21/2028 (b)	2,000	1,843
2.55%, 2/13/2030 (b)	3,050	2,572
Australia & New Zealand Banking Group Ltd. (Australia)
4.40%, 5/19/2026 (b) (d)	1,834	1,757
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.29%), 2.95%, 7/22/2030 (b) (c)	4,560	4,174
Banco Santander SA (Spain)
5.15%, 8/18/2025	3,600	3,555
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
1.85%, 3/25/2026	20,400	18,083
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (c)	8,600	7,412
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.60%), 3.22%, 11/22/2032 (c)	13,400	10,382
Bank of America Corp.
(ICE LIBOR USD 3 Month + 0.81%), 3.37%, 1/23/2026 (c)	5,215	4,992
4.25%, 10/22/2026	6,055	5,815
(SOFR + 1.29%), 5.08%, 1/20/2027 (c)	21,849	21,621
Series N, (SOFR + 0.91%), 1.66%, 3/11/2027 (c)	6,250	5,566
(SOFR + 0.96%), 1.73%, 7/22/2027 (c)	9,615	8,469
(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (c)	10,025	9,326
(SOFR + 1.58%), 4.38%, 4/27/2028 (c)	26,190	25,039
(ICE LIBOR USD 3 Month + 1.37%), 3.59%, 7/21/2028 (c)	29,628	27,314
(ICE LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/2028 (c)	49,969	45,481
(ICE LIBOR USD 3 Month + 1.07%), 3.97%, 3/5/2029 (c)	7,135	6,624
(SOFR + 1.06%), 2.09%, 6/14/2029 (c)	19,095	16,055
(SOFR + 1.32%), 2.69%, 4/22/2032 (c)	22,915	18,585
(SOFR + 1.21%), 2.57%, 10/20/2032 (c)	19,870	15,820
(SOFR + 1.93%), 2.68%, 6/19/2041 (c)	54,117	37,070
Bank of Ireland Group plc (Ireland)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.65%), 6.25%, 9/16/2026 (b) (c)	9,769	9,784
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027 (b) (c)	34,388	29,840
Bank of Montreal (Canada) (USD Swap Semi 5 Year + 1.43%), 3.80%, 12/15/2032 (c) (d)	5,021	4,470
Bank of Nova Scotia (The) (Canada) 4.85%, 2/1/2030	26,370	25,583
Banque Federative du Credit Mutuel SA (France) 1.60%, 10/4/2026 (b)	23,810	20,740
Barclays plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 11/24/2032 (c)	10,428	8,097
BNP Paribas SA (France)
(SOFR + 2.07%), 2.22%, 6/9/2026 (b) (c)	12,126	11,200
(SOFR + 1.00%), 1.32%, 1/13/2027 (b) (c)	4,819	4,267
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
(SOFR + 1.22%), 2.16%, 9/15/2029 (b) (c)	5,062	4,186
(SOFR + 1.56%), 3.13%, 1/20/2033 (b) (c)	12,958	10,489
Canadian Imperial Bank of Commerce (Canada) 3.60%, 4/7/2032	8,000	7,053
Citigroup, Inc.
4.40%, 6/10/2025	13,411	13,122
4.30%, 11/20/2026	6,200	5,945
4.45%, 9/29/2027	1,491	1,424
(ICE LIBOR USD 3 Month + 1.56%), 3.89%, 1/10/2028 (c)	12,240	11,501
6.63%, 1/15/2028	3,363	3,600
(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (c)	41,323	38,281
(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (c)	11,100	10,160
(ICE LIBOR USD 3 Month + 1.19%), 4.07%, 4/23/2029 (c)	6,399	5,956
(SOFR + 1.18%), 2.52%, 11/3/2032 (c)	17,190	13,564
(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (c)	3,330	2,740
(SOFR + 1.38%), 2.90%, 11/3/2042 (c)	1,901	1,316
5.30%, 5/6/2044	698	656
Comerica, Inc. 4.00%, 2/1/2029	8,910	8,310
Commonwealth Bank of Australia (Australia) 3.31%, 3/11/2041 (b) (d)	4,795	3,381
Cooperatieve Rabobank UA (Netherlands)
4.38%, 8/4/2025	7,101	6,879
3.75%, 7/21/2026	8,564	8,031
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.22%), 3.65%, 4/6/2028 (b) (c)	12,800	11,936
Credit Agricole SA (France)
4.38%, 3/17/2025 (b)	4,405	4,271
(SOFR + 1.68%), 1.91%, 6/16/2026 (b) (c)	15,810	14,508
(SOFR + 0.89%), 1.25%, 1/26/2027 (b) (c)	8,688	7,668
2.81%, 1/11/2041 (b)	9,880	6,496
Danske Bank A/S (Denmark)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.55%), 0.98%, 9/10/2025 (b) (c)	4,516	4,182
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 6.47%, 1/9/2026 (b) (c)	10,130	10,192
Discover Bank 4.25%, 3/13/2026	8,109	7,786
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	27

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
DNB Bank ASA (Norway) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.68%), 1.60%, 3/30/2028 (b) (c)	22,075	18,860
HSBC Holdings plc (United Kingdom)
(ICE LIBOR USD 3 Month + 0.99%), 3.95%, 5/18/2024 (c)	12,403	12,348
(SOFR + 1.54%), 1.64%, 4/18/2026 (c)	2,400	2,199
(ICE LIBOR USD 3 Month + 1.35%), 4.29%, 9/12/2026 (c)	4,932	4,748
(SOFR + 1.29%), 1.59%, 5/24/2027 (c)	5,100	4,462
(ICE LIBOR USD 3 Month + 1.55%), 4.04%, 3/13/2028 (c)	17,888	16,698
(SOFR + 1.73%), 2.01%, 9/22/2028 (c)	25,865	21,895
(SOFR + 1.29%), 2.21%, 8/17/2029 (c)	13,465	11,162
(SOFR + 1.95%), 2.36%, 8/18/2031 (c)	20,470	16,164
7.63%, 5/17/2032	4,950	5,196
(SOFR + 1.41%), 2.87%, 11/22/2032 (c)	13,085	10,365
6.10%, 1/14/2042	3,835	4,092
ING Groep NV (Netherlands)
3.95%, 3/29/2027	2,572	2,433
(SOFR + 1.01%), 1.73%, 4/1/2027 (c)	8,840	7,846
KeyCorp (SOFRINDX + 2.06%), 4.79%, 6/1/2033 (c)	3,780	3,543
Lloyds Banking Group plc (United Kingdom)
4.58%, 12/10/2025	4,700	4,521
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.60%), 3.51%, 3/18/2026 (c)	15,180	14,482
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (c)	12,150	10,612
4.38%, 3/22/2028	6,745	6,378
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.70%), 5.87%, 3/6/2029 (c)	18,495	18,499
Mitsubishi UFJ Financial Group, Inc. (Japan)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.75%), 1.54%, 7/20/2027 (c)	17,660	15,450
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.64%, 10/13/2027 (c)	14,590	12,659
2.05%, 7/17/2030	23,420	18,659
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.63%), 5.44%, 2/22/2034 (c)	15,910	15,638
3.75%, 7/18/2039	10,875	9,148
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
Mizuho Financial Group Cayman 3 Ltd. (Japan) 4.60%, 3/27/2024 (b) (d)	5,440	5,360
Mizuho Financial Group, Inc. (Japan)
(ICE LIBOR USD 3 Month + 0.83%), 2.23%, 5/25/2026 (c)	13,350	12,325
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.23%, 5/22/2027 (c)	16,739	14,511
3.17%, 9/11/2027	4,000	3,665
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.05%), 5.41%, 9/13/2028 (c)	20,000	19,917
(SOFR + 1.57%), 2.87%, 9/13/2030 (c)	11,274	9,482
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.65%), 5.74%, 5/27/2031 (c)	26,000	25,962
National Australia Bank Ltd. (Australia)
2.33%, 8/21/2030 (b) (d)	10,430	8,122
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.88%), 3.93%, 8/2/2034 (b) (c) (d)	16,395	14,220
NatWest Group plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.15%), 2.36%, 5/22/2024 (c)	11,990	11,885
(ICE LIBOR USD 3 Month + 1.55%), 4.52%, 6/25/2024 (c)	2,780	2,765
(ICE LIBOR USD 3 Month + 1.76%), 4.27%, 3/22/2025 (c)	5,845	5,738
4.80%, 4/5/2026	11,867	11,555
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.85%), 7.47%, 11/10/2026 (c)	8,000	8,312
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.35%), 5.85%, 3/2/2027 (c)	2,715	2,716
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.55%), 3.07%, 5/22/2028 (c)	4,475	4,038
(ICE LIBOR USD 3 Month + 1.75%), 4.89%, 5/18/2029 (c)	5,794	5,538
(ICE LIBOR USD 3 Month + 1.87%), 4.44%, 5/8/2030 (c)	6,946	6,405
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 6.02%, 3/2/2034 (c)	14,835	14,854
NatWest Markets plc (United Kingdom) 1.60%, 9/29/2026 (b)	31,620	27,429
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
Nordea Bank Abp (Finland) 5.38%, 9/22/2027 (b)	16,730	16,684
Santander UK Group Holdings plc (United Kingdom)
(SOFR + 2.75%), 6.83%, 11/21/2026 (c)	10,960	11,147
(SOFR + 0.99%), 1.67%, 6/14/2027 (c)	14,830	12,947
(SOFR + 2.60%), 6.53%, 1/10/2029 (c)	45,000	45,550
Societe Generale SA (France)
5.00%, 1/17/2024 (b)	7,200	7,124
4.25%, 4/14/2025 (b)	20,735	19,880
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.05%), 2.23%, 1/21/2026 (b) (c)	5,000	4,647
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.49%, 12/14/2026 (b) (c)	8,995	7,969
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.30%), 6.45%, 1/12/2027 (b) (c)	20,000	20,180
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.79%, 6/9/2027 (b) (c)	7,650	6,685
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.55%), 6.45%, 1/10/2029 (b) (c)	20,000	20,195
3.00%, 1/22/2030 (b)	6,844	5,666
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 6/9/2032 (b) (c)	31,110	24,768
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.90%), 4.03%, 1/21/2043 (b) (c)	5,900	4,050
Standard Chartered plc (United Kingdom)
(ICE LIBOR USD 3 Month + 1.08%), 3.89%, 3/15/2024 (b) (c)	3,200	3,197
(ICE LIBOR USD 3 Month + 1.21%), 2.82%, 1/30/2026 (b) (c)	9,000	8,473
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.46%, 1/14/2027 (b) (c)	30,497	26,930
(USD ICE Swap Rate 5 Year + 1.97%), 4.87%, 3/15/2033 (b) (c)	2,000	1,852
Sumitomo Mitsui Financial Group, Inc. (Japan)
4.44%, 4/2/2024 (b) (d)	1,246	1,227
2.63%, 7/14/2026	6,102	5,572
3.01%, 10/19/2026	2,517	2,313
5.52%, 1/13/2028	23,065	23,004
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
3.04%, 7/16/2029	25,422	22,017
5.71%, 1/13/2030	23,065	23,242
Truist Financial Corp. (SOFR + 1.85%), 5.12%, 1/26/2034 (c)	12,630	12,290
UniCredit SpA (Italy)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.30%), 2.57%, 9/22/2026 (b) (c)	14,000	12,629
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (b) (c)	10,885	9,493
(USD ICE Swap Rate 5 Year + 3.70%), 5.86%, 6/19/2032 (b) (c)	15,000	13,613
(USD ICE Swap Rate 5 Year + 4.91%), 7.30%, 4/2/2034 (b) (c)	5,000	4,712
Wells Fargo & Co.
4.30%, 7/22/2027	2,925	2,830
(SOFR + 2.53%), 3.07%, 4/30/2041 (c)	11,119	8,057
5.38%, 11/2/2043	2,755	2,604
4.65%, 11/4/2044	11,097	9,487
4.40%, 6/14/2046	4,816	3,946
(SOFR + 2.13%), 4.61%, 4/25/2053 (c)	2,800	2,426
Wells Fargo Bank NA 5.85%, 2/1/2037	1,720	1,755
Westpac Banking Corp. (Australia)
(USD ICE Swap Rate 5 Year + 2.24%), 4.32%, 11/23/2031 (c) (d)	5,855	5,518
3.13%, 11/18/2041	11,364	7,761
		1,553,633
Beverages — 0.4%
Anheuser-Busch Cos. LLC (Belgium)
4.70%, 2/1/2036	21,807	20,469
4.90%, 2/1/2046	19,194	17,606
Anheuser-Busch InBev Finance, Inc. (Belgium) 4.63%, 2/1/2044	1,460	1,305
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
4.38%, 4/15/2038	13,419	11,999
4.44%, 10/6/2048	28,858	24,907
5.80%, 1/23/2059	605	625
Coca-Cola Femsa SAB de CV (Mexico)
2.75%, 1/22/2030	5,933	5,111
1.85%, 9/1/2032	11,205	8,451
Constellation Brands, Inc.
4.50%, 5/9/2047	3,680	3,095
5.25%, 11/15/2048	3,091	2,884
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	29

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Beverages — continued
Fomento Economico Mexicano SAB de CV (Mexico) 3.50%, 1/16/2050	15,000	11,281
Keurig Dr Pepper, Inc. 3.20%, 5/1/2030	13,500	11,745
Molson Coors Beverage Co. 4.20%, 7/15/2046	5,000	3,895
		123,373
Biotechnology — 0.6%
AbbVie, Inc.
3.85%, 6/15/2024	3,041	2,984
3.20%, 11/21/2029	27,601	24,412
4.55%, 3/15/2035	3,881	3,609
4.50%, 5/14/2035	15,614	14,493
4.05%, 11/21/2039	33,708	28,432
4.63%, 10/1/2042	9,850	8,734
4.40%, 11/6/2042	12,902	11,188
4.75%, 3/15/2045	7,000	6,266
4.45%, 5/14/2046	2,145	1,838
4.25%, 11/21/2049	10,194	8,489
Amgen, Inc.
5.25%, 3/2/2030 (e)	17,235	17,151
5.25%, 3/2/2033 (e)	25,060	24,885
3.15%, 2/21/2040	5,870	4,316
5.60%, 3/2/2043 (e)	31,780	31,384
4.66%, 6/15/2051	17,300	14,948
Baxalta, Inc. 5.25%, 6/23/2045	327	310
Gilead Sciences, Inc.
1.65%, 10/1/2030	9,165	7,252
2.60%, 10/1/2040	11,110	7,736
		218,427
Building Products — 0.1%
Masco Corp.
2.00%, 10/1/2030	5,820	4,534
6.50%, 8/15/2032	10,095	10,236
4.50%, 5/15/2047	3,130	2,548
Trane Technologies Financing Ltd. 5.25%, 3/3/2033 (e)	10,410	10,333
		27,651
Capital Markets — 2.0%
Blackstone Holdings Finance Co. LLC 4.45%, 7/15/2045 (b)	3,107	2,537
Blackstone Secured Lending Fund 3.65%, 7/14/2023	13,980	13,873
Brookfield Finance, Inc. (Canada)
3.90%, 1/25/2028	3,664	3,412
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued
4.85%, 3/29/2029	5,160	4,950
4.70%, 9/20/2047	1,075	916
Charles Schwab Corp. (The)
3.20%, 3/2/2027	5,710	5,337
3.20%, 1/25/2028	1,270	1,174
Credit Suisse AG (Switzerland)
Series FXD, 0.52%, 8/9/2023	13,686	13,241
3.63%, 9/9/2024	4,326	4,089
2.95%, 4/9/2025	11,750	10,670
Credit Suisse Group AG (Switzerland)
3.80%, 6/9/2023	8,085	7,988
(SOFR + 1.56%), 2.59%, 9/11/2025 (b) (c)	14,408	13,054
(SOFR + 2.04%), 2.19%, 6/5/2026 (b) (c)	9,320	8,028
4.28%, 1/9/2028 (b)	12,016	10,088
(ICE LIBOR USD 3 Month + 1.41%), 3.87%, 1/12/2029 (b) (c)	2,991	2,453
(SOFR + 1.73%), 3.09%, 5/14/2032 (b) (c)	14,885	10,474
Deutsche Bank AG (Germany)
(SOFR + 2.16%), 2.22%, 9/18/2024 (c)	26,205	25,615
(SOFR + 1.87%), 2.13%, 11/24/2026 (c)	13,585	12,175
(SOFR + 3.18%), 6.72%, 1/18/2029 (c)	5,675	5,735
(SOFR + 1.72%), 3.04%, 5/28/2032 (c)	15,977	12,587
FMR LLC 6.45%, 11/15/2039 (b)	2,242	2,377
Goldman Sachs Group, Inc. (The)
(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 9/29/2025 (c)	13,398	12,881
4.25%, 10/21/2025	10,573	10,241
3.50%, 11/16/2026	18,000	16,897
3.85%, 1/26/2027	18,677	17,669
(SOFR + 0.80%), 1.43%, 3/9/2027 (c)	32,000	28,204
(SOFR + 0.91%), 1.95%, 10/21/2027 (c)	14,889	13,042
(SOFR + 1.85%), 3.62%, 3/15/2028 (c)	15,385	14,278
(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (c)	47,377	44,007
(SOFR + 1.28%), 2.62%, 4/22/2032 (c)	11,700	9,396
(SOFR + 1.25%), 2.38%, 7/21/2032 (c)	12,855	10,097
6.75%, 10/1/2037	1,435	1,527
(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (c)	4,600	3,800
(ICE LIBOR USD 3 Month + 1.43%), 4.41%, 4/23/2039 (c)	16,126	14,028
(SOFR + 1.51%), 3.21%, 4/22/2042 (c)	1,000	726
(SOFR + 1.63%), 3.44%, 2/24/2043 (c)	5,469	4,081
Jefferies Financial Group, Inc. 6.45%, 6/8/2027	3,725	3,851
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Capital Markets — continued
Macquarie Bank Ltd. (Australia) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.70%), 3.05%, 3/3/2036 (b) (c) (d)	8,095	6,151
Macquarie Group Ltd. (Australia)
6.21%, 11/22/2024 (b)	22,160	22,359
(SOFR + 1.07%), 1.34%, 1/12/2027 (b) (c)	6,735	5,920
(ICE LIBOR USD 3 Month + 1.75%), 5.03%, 1/15/2030 (b) (c)	22,700	22,130
Morgan Stanley
(SOFR + 1.99%), 2.19%, 4/28/2026 (c)	17,658	16,458
4.35%, 9/8/2026	1,640	1,577
(SOFR + 1.00%), 2.48%, 1/21/2028 (c)	5,806	5,178
(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 7/22/2028 (c)	13,333	12,307
(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (c)	7,397	6,829
(SOFR + 1.73%), 5.12%, 2/1/2029 (c)	19,325	18,977
(ICE LIBOR USD 3 Month + 1.63%), 4.43%, 1/23/2030 (c)	17,528	16,500
(SOFR + 1.03%), 1.79%, 2/13/2032 (c)	11,200	8,524
(ICE LIBOR USD 3 Month + 1.43%), 4.46%, 4/22/2039 (c)	10,600	9,356
(SOFR + 1.49%), 3.22%, 4/22/2042 (c)	9,350	6,950
Nomura Holdings, Inc. (Japan)
2.65%, 1/16/2025	11,898	11,253
2.68%, 7/16/2030	12,180	9,893
Northern Trust Corp. (ICE LIBOR USD 3 Month + 1.13%), 3.38%, 5/8/2032 (c)	2,762	2,503
S&P Global, Inc. 2.90%, 3/1/2032 (b)	13,602	11,642
State Street Corp. (SOFR + 1.57%), 4.82%, 1/26/2034 (c)	9,010	8,686
UBS Group AG (Switzerland)
4.13%, 9/24/2025 (b)	2,500	2,419
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.08%), 1.36%, 1/30/2027 (b) (c)	15,100	13,327
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.05%), 4.70%, 8/5/2027 (b) (c)	8,135	7,875
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.49%, 8/10/2027 (b) (c)	17,350	15,036
4.25%, 3/23/2028 (b)	49,000	46,208
(ICE LIBOR USD 3 Month + 1.47%), 3.13%, 8/13/2030 (b) (c)	6,470	5,537
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.09%, 2/11/2032 (b) (c)	10,750	8,258
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.75%, 2/11/2033 (b) (c)	10,550	8,291
		685,642
Chemicals — 0.2%
Albemarle Corp.
5.05%, 6/1/2032	4,336	4,121
5.45%, 12/1/2044	3,800	3,498
CF Industries, Inc.
5.15%, 3/15/2034	3,570	3,321
4.95%, 6/1/2043	16,825	14,120
Dow Chemical Co. (The) 4.55%, 11/30/2025	249	244
DuPont de Nemours, Inc. 5.32%, 11/15/2038	12,320	11,957
International Flavors & Fragrances, Inc.
3.27%, 11/15/2040 (b)	7,650	5,246
5.00%, 9/26/2048	4,346	3,597
3.47%, 12/1/2050 (b)	12,621	8,301
LYB International Finance BV 4.88%, 3/15/2044	3,223	2,729
LYB International Finance III LLC 4.20%, 10/15/2049	4,468	3,363
Nutrien Ltd. (Canada)
4.13%, 3/15/2035	6,522	5,640
5.25%, 1/15/2045	4,729	4,357
5.00%, 4/1/2049	4,150	3,742
Union Carbide Corp. 7.75%, 10/1/2096	2,719	3,266
		77,502
Commercial Services & Supplies — 0.0% ^
Ford Foundation (The) Series 2020, 2.82%, 6/1/2070	4,000	2,443
Construction & Engineering — 0.1%
Mexico City Airport Trust (Mexico) 5.50%, 7/31/2047 (b)	1,048	778
Quanta Services, Inc.
2.35%, 1/15/2032	17,240	13,167
3.05%, 10/1/2041	3,330	2,226
		16,171
Construction Materials — 0.1%
CRH America, Inc. (Ireland)
3.88%, 5/18/2025 (b)	2,811	2,701
5.13%, 5/18/2045 (b)	6,052	5,464
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	31

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Construction Materials — continued
Martin Marietta Materials, Inc.
3.45%, 6/1/2027	5,785	5,378
3.20%, 7/15/2051	4,840	3,293
		16,836
Consumer Finance — 1.3%
AerCap Ireland Capital DAC (Ireland)
4.50%, 9/15/2023	31,000	30,786
1.15%, 10/29/2023	15,795	15,327
4.88%, 1/16/2024	4,135	4,094
1.65%, 10/29/2024	840	779
6.50%, 7/15/2025	13,141	13,186
4.45%, 10/1/2025	4,342	4,171
1.75%, 1/30/2026	8,311	7,347
4.45%, 4/3/2026	5,633	5,353
3.00%, 10/29/2028	12,605	10,741
Avolon Holdings Funding Ltd. (Ireland)
5.13%, 10/1/2023 (b)	9,770	9,735
5.25%, 5/15/2024 (b)	7,708	7,585
3.95%, 7/1/2024 (b)	16,176	15,642
2.88%, 2/15/2025 (b)	33,120	30,805
5.50%, 1/15/2026 (b)	33,000	31,933
2.13%, 2/21/2026 (b)	28,294	24,785
4.25%, 4/15/2026 (b)	12,901	11,972
4.38%, 5/1/2026 (b)	5,010	4,661
2.53%, 11/18/2027 (b)	110,463	92,041
Capital One Financial Corp.
4.20%, 10/29/2025	3,000	2,896
(SOFR + 0.86%), 1.88%, 11/2/2027 (c)	2,798	2,445
(SOFR + 2.06%), 4.93%, 5/10/2028 (c)	13,674	13,240
(SOFR + 1.27%), 2.62%, 11/2/2032 (c)	16,445	12,754
General Motors Financial Co., Inc.
1.20%, 10/15/2024	12,395	11,521
1.25%, 1/8/2026	24,223	21,425
4.35%, 1/17/2027	2,036	1,945
2.35%, 1/8/2031	10,244	7,868
2.70%, 6/10/2031	20,010	15,644
HSBC Finance Corp. 7.63%, 5/17/2032	9,000	9,213
Park Aerospace Holdings Ltd. (Ireland)
4.50%, 3/15/2023 (b)	18,247	18,232
5.50%, 2/15/2024 (b)	23,761	23,477
		461,603
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Containers & Packaging — 0.0% ^
WRKCo, Inc.
3.00%, 9/15/2024	920	879
3.75%, 3/15/2025	7,570	7,314
3.90%, 6/1/2028	2,870	2,658
		10,851
Diversified Consumer Services — 0.1%
Claremont Mckenna College Series 2019, 3.38%, 1/1/2050	10,000	7,215
Clark University 3.32%, 7/1/2052	7,000	4,995
Pepperdine University Series 2020, 3.30%, 12/1/2059	9,620	6,668
University of Miami Series 2022, 4.06%, 4/1/2052	6,570	5,533
University of Southern California Series A, 3.23%, 10/1/2120	9,370	5,755
		30,166
Diversified Financial Services — 0.3%
CK Hutchison International 16 Ltd. (United Kingdom) 2.75%, 10/3/2026 (b)	6,500	5,956
Corebridge Financial, Inc.
3.65%, 4/5/2027 (b)	13,295	12,405
3.85%, 4/5/2029 (b)	9,710	8,771
GTP Acquisition Partners I LLC 3.48%, 6/16/2025 (b)	11,667	11,047
LSEGA Financing plc (United Kingdom) 2.00%, 4/6/2028 (b)	30,170	25,772
Mitsubishi HC Capital, Inc. (Japan) 3.56%, 2/28/2024 (b)	8,350	8,152
Private Export Funding Corp. Series KK, 3.55%, 1/15/2024	12,505	12,300
Shell International Finance BV (Netherlands) 4.13%, 5/11/2035	9,000	8,282
Siemens Financieringsmaatschappij NV (Germany)
2.35%, 10/15/2026 (b)	6,000	5,472
4.40%, 5/27/2045 (b)	3,421	3,127
3.30%, 9/15/2046 (b)	3,050	2,321
		103,605
Diversified Telecommunication Services — 0.5%
AT&T, Inc.
1.65%, 2/1/2028	3,535	3,003
2.25%, 2/1/2032	26,520	20,700
3.50%, 6/1/2041	35,836	26,903
3.65%, 6/1/2051	16,997	12,125
3.55%, 9/15/2055	25,312	17,146
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Diversified Telecommunication Services — continued
3.80%, 12/1/2057	4,454	3,127
Deutsche Telekom AG (Germany) 3.63%, 1/21/2050 (b)	4,657	3,479
Deutsche Telekom International Finance BV (Germany) 4.88%, 3/6/2042 (b)	2,087	1,891
Telefonica Emisiones SA (Spain) 4.67%, 3/6/2038	9,130	7,549
Verizon Communications, Inc.
4.13%, 3/16/2027	1,711	1,647
2.10%, 3/22/2028	12,209	10,538
4.33%, 9/21/2028	11,983	11,480
1.68%, 10/30/2030	2,840	2,198
2.36%, 3/15/2032	9,530	7,492
2.65%, 11/20/2040	27,316	18,501
3.40%, 3/22/2041	7,000	5,277
3.55%, 3/22/2051	15,025	10,847
3.70%, 3/22/2061	6,890	4,844
		168,747
Electric Utilities — 1.7%
AEP Transmission Co. LLC
3.80%, 6/15/2049	3,615	2,880
3.15%, 9/15/2049	2,680	1,877
Alabama Power Co.
6.13%, 5/15/2038	1,904	2,048
6.00%, 3/1/2039	769	808
4.10%, 1/15/2042	923	734
American Electric Power Co., Inc. 5.63%, 3/1/2033	18,285	18,275
Appalachian Power Co. Series P, 6.70%, 8/15/2037	3,740	3,973
Arizona Public Service Co. 5.05%, 9/1/2041	3,036	2,753
Ausgrid Finance Pty. Ltd. (Australia) 4.35%, 8/1/2028 (b)	1,500	1,391
Baltimore Gas and Electric Co.
3.50%, 8/15/2046	3,755	2,824
3.20%, 9/15/2049	8,020	5,669
2.90%, 6/15/2050	7,770	5,192
CenterPoint Energy Houston Electric LLC 3.95%, 3/1/2048	1,066	876
China Southern Power Grid International Finance BVI Co. Ltd. (China) 3.50%, 5/8/2027 (b)	10,625	10,061
Cleveland Electric Illuminating Co. (The)
3.50%, 4/1/2028 (b)	3,890	3,558
5.95%, 12/15/2036	840	840
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued
Commonwealth Edison Co. 3.65%, 6/15/2046	3,615	2,763
DTE Electric Co.
2.95%, 3/1/2050	8,800	5,993
5.40%, 4/1/2053	1,865	1,880
Duke Energy Carolinas LLC 4.25%, 12/15/2041	1,228	1,057
Duke Energy Corp.
2.65%, 9/1/2026	1,382	1,262
3.75%, 9/1/2046	16,415	12,102
Duke Energy Florida Project Finance LLC Series 2032, 2.86%, 3/1/2033	9,430	7,798
Duke Energy Indiana LLC
3.75%, 5/15/2046	4,500	3,453
Series YYY, 3.25%, 10/1/2049	6,895	4,890
Duke Energy Ohio, Inc. 3.70%, 6/15/2046	3,297	2,440
Duke Energy Progress LLC
4.10%, 5/15/2042	1,886	1,579
4.10%, 3/15/2043	1,569	1,307
4.15%, 12/1/2044	2,258	1,873
3.70%, 10/15/2046	1,616	1,223
2.90%, 8/15/2051	9,495	6,204
Duke Energy Progress NC Storm Funding LLC Series A-2, 2.39%, 7/1/2037	5,000	3,982
Duquesne Light Holdings, Inc.
3.62%, 8/1/2027 (b)	8,002	7,173
2.78%, 1/7/2032 (b)	6,275	4,935
Edison International
5.75%, 6/15/2027	2,000	2,009
4.13%, 3/15/2028	6,730	6,274
Emera US Finance LP (Canada) 4.75%, 6/15/2046	9,540	7,496
Enel Finance International NV (Italy)
3.50%, 4/6/2028 (b)	4,500	4,041
6.00%, 10/7/2039 (b)	897	854
Entergy Arkansas LLC
3.50%, 4/1/2026	2,631	2,507
2.65%, 6/15/2051	8,425	5,242
Entergy Corp. 2.95%, 9/1/2026	2,469	2,270
Entergy Louisiana LLC
2.40%, 10/1/2026	4,979	4,489
3.25%, 4/1/2028	1,551	1,417
3.05%, 6/1/2031	4,606	3,927
4.00%, 3/15/2033	3,430	3,089
Evergy Metro, Inc. 5.30%, 10/1/2041	8,968	8,678
Evergy, Inc. 2.90%, 9/15/2029	14,800	12,667
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	33

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Electric Utilities — continued
Exelon Corp.
3.40%, 4/15/2026	1,177	1,109
5.30%, 3/15/2033	13,000	12,837
Fells Point Funding Trust 3.05%, 1/31/2027 (b)	40,720	37,103
FirstEnergy Transmission LLC
5.45%, 7/15/2044 (b)	8,353	7,852
4.55%, 4/1/2049 (b)	830	691
Florida Power & Light Co.
5.10%, 4/1/2033	5,440	5,431
5.30%, 4/1/2053	9,410	9,363
Fortis, Inc. (Canada) 3.06%, 10/4/2026	12,384	11,499
Hydro-Quebec (Canada) Series IO, 8.05%, 7/7/2024	2,642	2,731
ITC Holdings Corp. 2.95%, 5/14/2030 (b)	6,820	5,818
Jersey Central Power & Light Co.
4.30%, 1/15/2026 (b)	6,154	5,901
6.15%, 6/1/2037	1,740	1,762
John Sevier Combined Cycle Generation LLC 4.63%, 1/15/2042	3,481	3,325
Massachusetts Electric Co. 4.00%, 8/15/2046 (b)	4,957	3,661
Mid-Atlantic Interstate Transmission LLC 4.10%, 5/15/2028 (b)	12,530	11,849
Nevada Power Co.
Series N, 6.65%, 4/1/2036	700	757
5.38%, 9/15/2040	1,287	1,235
5.45%, 5/15/2041	3,354	3,226
New England Power Co. (United Kingdom) 3.80%, 12/5/2047 (b)	3,024	2,333
NextEra Energy Capital Holdings, Inc.
3.55%, 5/1/2027	2,239	2,090
5.25%, 2/28/2053	11,030	10,558
Niagara Mohawk Power Corp. 3.51%, 10/1/2024 (b)	3,051	2,940
NRG Energy, Inc.
2.00%, 12/2/2025 (b)	8,422	7,453
2.45%, 12/2/2027 (b)	13,055	11,007
Ohio Edison Co. 6.88%, 7/15/2036	780	853
Oklahoma Gas and Electric Co. 0.55%, 5/26/2023	2,085	2,062
Oncor Electric Delivery Co. LLC 5.75%, 3/15/2029	1,076	1,112
Pacific Gas and Electric Co.
1.70%, 11/15/2023	4,825	4,684
3.25%, 2/16/2024	26,475	25,887
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued
3.45%, 7/1/2025	8,635	8,113
2.95%, 3/1/2026	5,955	5,470
4.45%, 4/15/2042	3,200	2,418
3.75%, 8/15/2042 (f)	2,882	1,998
4.30%, 3/15/2045	4,900	3,533
4.00%, 12/1/2046	5,000	3,408
PacifiCorp 4.15%, 2/15/2050	2,300	1,902
PECO Energy Co. 2.80%, 6/15/2050	6,430	4,198
Pennsylvania Electric Co. 3.25%, 3/15/2028 (b)	1,570	1,420
Pepco Holdings LLC 7.45%, 8/15/2032	3,507	3,844
PG&E Recovery Funding LLC Series A-3, 5.54%, 7/15/2047 (d)	8,670	8,968
PG&E Wildfire Recovery Funding LLC
Series A-2, 4.26%, 6/1/2036	10,550	9,774
Series A-4, 5.21%, 12/1/2047	7,600	7,567
Series A-5, 5.10%, 6/1/2052	15,355	15,516
Potomac Electric Power Co. 6.50%, 11/15/2037	1,184	1,298
PPL Electric Utilities Corp.
3.00%, 10/1/2049	10,000	6,960
5.25%, 5/15/2053	14,285	14,082
Progress Energy, Inc. 7.00%, 10/30/2031	2,600	2,803
Public Service Co. of Colorado 3.55%, 6/15/2046	1,175	864
Public Service Co. of Oklahoma
5.25%, 1/15/2033	6,680	6,618
Series G, 6.63%, 11/15/2037	3,901	4,177
Series K, 3.15%, 8/15/2051	12,330	8,213
Public Service Electric and Gas Co.
3.00%, 5/15/2025	6,334	6,033
5.38%, 11/1/2039	1,021	998
SCE Recovery Funding LLC
Series A-2, 1.94%, 5/15/2038	9,380	6,608
Series A-3, 2.51%, 11/15/2043	7,950	5,281
Southern California Edison Co.
Series C, 3.50%, 10/1/2023	2,854	2,820
Series B, 3.65%, 3/1/2028	4,300	4,015
6.00%, 1/15/2034	895	937
6.05%, 3/15/2039	2,197	2,251
3.90%, 12/1/2041	3,408	2,588
Series C, 4.13%, 3/1/2048	1,800	1,430
Series 20A, 2.95%, 2/1/2051	3,000	1,930
5.70%, 3/1/2053	5,545	5,530
Southwestern Public Service Co. 4.50%, 8/15/2041	2,700	2,356
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Electric Utilities — continued
State Grid Overseas Investment BVI Ltd. (China) 3.75%, 5/2/2023 (b)	2,000	1,994
Toledo Edison Co. (The) 6.15%, 5/15/2037	5,800	6,062
Union Electric Co.
2.95%, 6/15/2027	2,862	2,651
4.00%, 4/1/2048	1,600	1,289
3.90%, 4/1/2052	6,367	5,104
5.45%, 3/15/2053 (e)	11,765	11,764
Virginia Electric and Power Co.
3.45%, 2/15/2024	1,280	1,255
Series A, 6.00%, 5/15/2037	2,100	2,186
Xcel Energy, Inc. 4.80%, 9/15/2041	829	742
		596,730
Electrical Equipment — 0.0% ^
Eaton Corp.
7.63%, 4/1/2024	1,794	1,837
4.00%, 11/2/2032	1,247	1,142
		2,979
Electronic Equipment, Instruments & Components — 0.0% ^
Arrow Electronics, Inc.
4.50%, 3/1/2023	1,595	1,595
3.25%, 9/8/2024	3,162	3,056
3.88%, 1/12/2028	3,541	3,243
Corning, Inc. 5.35%, 11/15/2048	6,270	6,005
		13,899
Energy Equipment & Services — 0.1%
Halliburton Co.
4.85%, 11/15/2035	3,583	3,340
4.75%, 8/1/2043	2,375	2,046
7.60%, 8/15/2096 (b)	2,242	2,232
Schlumberger Holdings Corp. 3.90%, 5/17/2028 (b)	8,627	8,106
		15,724
Entertainment — 0.0% ^
Take-Two Interactive Software, Inc.
3.30%, 3/28/2024	4,473	4,369
3.55%, 4/14/2025	3,599	3,456
Walt Disney Co. (The)
8.88%, 4/26/2023	942	947
9.50%, 7/15/2024	1,525	1,604
7.63%, 11/30/2028	2,690	3,015
		13,391
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — 1.2%
Alexandria Real Estate Equities, Inc.
3.80%, 4/15/2026	2,199	2,105
1.88%, 2/1/2033	12,120	8,983
4.00%, 2/1/2050	9,430	7,321
5.15%, 4/15/2053	2,800	2,598
American Tower Corp.
5.00%, 2/15/2024	4,305	4,276
3.38%, 10/15/2026	4,378	4,070
1.50%, 1/31/2028	10,510	8,672
2.10%, 6/15/2030	8,940	7,077
1.88%, 10/15/2030	19,410	14,932
Boston Properties LP
3.13%, 9/1/2023	3,155	3,110
3.20%, 1/15/2025	4,331	4,136
3.65%, 2/1/2026	3,157	2,990
Brixmor Operating Partnership LP
3.65%, 6/15/2024	2,740	2,653
3.85%, 2/1/2025	6,613	6,340
2.50%, 8/16/2031	6,530	5,075
Corporate Office Properties LP 2.00%, 1/15/2029	3,440	2,648
Crown Castle, Inc. 4.00%, 3/1/2027	2,066	1,966
Digital Realty Trust LP 3.70%, 8/15/2027	2,507	2,322
Equinix, Inc. 2.90%, 11/18/2026	20,442	18,661
Essex Portfolio LP 1.65%, 1/15/2031	8,950	6,731
GAIF Bond Issuer Pty. Ltd. (Australia) 3.40%, 9/30/2026 (b)	7,843	7,178
Goodman US Finance Three LLC (Australia) 3.70%, 3/15/2028 (b)	5,157	4,633
Healthcare Realty Holdings LP
3.10%, 2/15/2030	9,814	8,359
2.00%, 3/15/2031	8,000	6,104
Healthpeak Properties Interim, Inc. 3.40%, 2/1/2025	162	156
Kilroy Realty LP 3.45%, 12/15/2024	3,054	2,922
Life Storage LP 2.40%, 10/15/2031	15,650	12,386
LifeStorage LP 3.50%, 7/1/2026	8,937	8,389
Mid-America Apartments LP
4.00%, 11/15/2025	8,830	8,520
1.70%, 2/15/2031	5,500	4,294
National Retail Properties, Inc.
4.00%, 11/15/2025	5,043	4,856
3.60%, 12/15/2026	5,527	5,140
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	35

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Equity Real Estate Investment Trusts (REITs) — continued
Office Properties Income Trust
4.25%, 5/15/2024	11,000	10,574
2.40%, 2/1/2027	15,955	11,791
3.45%, 10/15/2031	9,000	6,007
Physicians Realty LP
4.30%, 3/15/2027	4,500	4,278
3.95%, 1/15/2028	2,100	1,934
2.63%, 11/1/2031	6,195	4,947
Prologis LP
3.25%, 6/30/2026	1,814	1,717
2.25%, 4/15/2030	3,830	3,203
Public Storage 2.25%, 11/9/2031	9,333	7,512
Realty Income Corp.
4.88%, 6/1/2026	4,230	4,191
3.00%, 1/15/2027	2,243	2,072
4.85%, 3/15/2030	19,270	18,692
1.80%, 3/15/2033	2,865	2,089
Regency Centers LP
4.13%, 3/15/2028	1,755	1,632
2.95%, 9/15/2029	10,600	8,923
Sabra Health Care LP 3.20%, 12/1/2031	9,610	7,140
Safehold Operating Partnership LP
2.80%, 6/15/2031	12,000	9,241
2.85%, 1/15/2032	2,972	2,267
Scentre Group Trust 1 (Australia)
3.50%, 2/12/2025 (b)	9,910	9,481
3.25%, 10/28/2025 (b)	5,595	5,230
Scentre Group Trust 2 (Australia)
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.38%), 4.75%, 9/24/2080 (b) (c)	17,060	15,657
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.69%), 5.12%, 9/24/2080 (b) (c)	10,425	9,122
Simon Property Group LP 3.25%, 9/13/2049	12,865	8,895
SITE Centers Corp. 4.70%, 6/1/2027	4,651	4,361
UDR, Inc.
2.95%, 9/1/2026	3,831	3,520
3.50%, 1/15/2028	1,354	1,249
3.00%, 8/15/2031	4,750	4,005
2.10%, 8/1/2032	5,520	4,158
3.10%, 11/1/2034	6,440	5,120
Ventas Realty LP
3.75%, 5/1/2024	4,032	3,943
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued
3.50%, 2/1/2025	1,929	1,852
4.13%, 1/15/2026	770	741
3.25%, 10/15/2026	7,254	6,681
3.85%, 4/1/2027	4,308	4,076
Vornado Realty LP 3.50%, 1/15/2025	4,810	4,536
Welltower OP LLC
3.10%, 1/15/2030	2,920	2,494
6.50%, 3/15/2041	460	474
4.95%, 9/1/2048	5,000	4,256
WP Carey, Inc.
4.00%, 2/1/2025	5,300	5,170
4.25%, 10/1/2026	4,970	4,793
2.45%, 2/1/2032	10,980	8,676
2.25%, 4/1/2033	12,000	9,031
		425,334
Food & Staples Retailing — 0.2%
7-Eleven, Inc.
1.80%, 2/10/2031 (b)	9,070	6,964
2.50%, 2/10/2041 (b)	9,243	6,035
Alimentation Couche-Tard, Inc. (Canada)
3.55%, 7/26/2027 (b)	7,435	6,894
3.44%, 5/13/2041 (b)	10,460	7,443
3.63%, 5/13/2051 (b)	10,500	7,135
CVS Pass-Through Trust
7.51%, 1/10/2032 (b)	4,313	4,547
5.93%, 1/10/2034 (b)	4,232	4,113
Series 2013, 4.70%, 1/10/2036 (b)	8,380	7,653
Series 2014, 4.16%, 8/11/2036 (b)	1,100	972
Kroger Co. (The)
5.40%, 7/15/2040	829	789
5.00%, 4/15/2042	9,000	8,136
3.88%, 10/15/2046	11,000	8,362
		69,043
Food Products — 0.2%
Bunge Ltd. Finance Corp.
1.63%, 8/17/2025	7,880	7,183
2.75%, 5/14/2031	22,130	18,218
Campbell Soup Co. 3.13%, 4/24/2050	4,828	3,260
Cargill, Inc. 4.38%, 4/22/2052 (b)	5,890	5,224
Conagra Brands, Inc. 5.30%, 11/1/2038	3,420	3,188
Kellogg Co. 5.25%, 3/1/2033	9,709	9,675
Kraft Heinz Foods Co. 4.38%, 6/1/2046	8,568	6,995
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Food Products — continued
Mead Johnson Nutrition Co. (United Kingdom)
4.13%, 11/15/2025	993	964
4.60%, 6/1/2044	955	857
Tyson Foods, Inc.
4.88%, 8/15/2034	5,000	4,759
5.15%, 8/15/2044	3,000	2,726
		63,049
Gas Utilities — 0.1%
Atmos Energy Corp.
4.15%, 1/15/2043	7,215	6,084
4.13%, 10/15/2044	1,750	1,464
4.13%, 3/15/2049	6,000	5,003
Boston Gas Co. 4.49%, 2/15/2042 (b)	2,201	1,835
Brooklyn Union Gas Co. (The)
3.87%, 3/4/2029 (b)	5,620	5,034
4.27%, 3/15/2048 (b)	6,500	5,027
KeySpan Gas East Corp. 2.74%, 8/15/2026 (b)	4,242	3,798
Piedmont Natural Gas Co., Inc.
3.50%, 6/1/2029	1,700	1,547
5.05%, 5/15/2052	7,979	7,304
Southern California Gas Co. Series XX, 2.55%, 2/1/2030	7,148	6,052
Southern Natural Gas Co. LLC
8.00%, 3/1/2032	2,103	2,337
4.80%, 3/15/2047 (b)	2,649	2,210
Southwest Gas Corp. 3.80%, 9/29/2046	3,595	2,555
		50,250
Health Care Equipment & Supplies — 0.0% ^
Becton Dickinson and Co. 3.79%, 5/20/2050	2,098	1,620
Boston Scientific Corp. 4.55%, 3/1/2039	5,011	4,531
DH Europe Finance II SARL 3.25%, 11/15/2039	7,065	5,624
		11,775
Health Care Providers & Services — 1.1%
Advocate Health & Hospitals Corp. Series 2020, 2.21%, 6/15/2030	9,700	8,090
Aetna, Inc.
6.75%, 12/15/2037	2,959	3,168
4.50%, 5/15/2042	1,777	1,537
AHS Hospital Corp. 5.02%, 7/1/2045	14,094	13,845
Banner Health 1.90%, 1/1/2031	13,950	11,057
BayCare Health System, Inc. Series 2020, 3.83%, 11/15/2050	9,475	7,695
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care Providers & Services — continued
Beth Israel Lahey Health, Inc. Series L, 3.08%, 7/1/2051	4,180	2,738
Children's Hospital Series 2020, 2.93%, 7/15/2050	13,680	9,026
Cigna Group (The) 4.80%, 7/15/2046	1,904	1,682
CommonSpirit Health
1.55%, 10/1/2025	6,210	5,627
2.78%, 10/1/2030	6,205	5,197
4.19%, 10/1/2049	5,540	4,425
3.91%, 10/1/2050	6,600	5,026
Cottage Health Obligated Group Series 2020, 3.30%, 11/1/2049	10,450	7,589
CVS Health Corp.
4.30%, 3/25/2028	2,122	2,029
5.25%, 2/21/2033	22,000	21,656
4.88%, 7/20/2035	3,500	3,289
5.05%, 3/25/2048	23,852	21,407
Elevance Health, Inc.
4.10%, 3/1/2028	5,485	5,235
4.63%, 5/15/2042	3,477	3,136
4.65%, 1/15/2043	3,394	3,041
4.65%, 8/15/2044	4,149	3,657
Hackensack Meridian Health, Inc. Series 2020, 2.88%, 9/1/2050	11,100	7,390
Hartford HealthCare Corp. 3.45%, 7/1/2054	23,430	16,832
HCA, Inc.
5.25%, 6/15/2026	27,070	26,646
5.13%, 6/15/2039	4,805	4,274
5.50%, 6/15/2047	17,500	15,738
3.50%, 7/15/2051	6,831	4,448
4.63%, 3/15/2052 (b)	16,000	12,588
Mayo Clinic Series 2016, 4.13%, 11/15/2052	2,975	2,533
MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	7,365	5,359
Memorial Health Services 3.45%, 11/1/2049	25,595	19,261
Memorial Sloan-Kettering Cancer Center Series 2015, 4.20%, 7/1/2055	3,335	2,851
Mount Sinai Hospitals Group, Inc. Series 2017, 3.98%, 7/1/2048	2,747	2,233
MultiCare Health System 2.80%, 8/15/2050	7,935	4,675
MyMichigan Health Series 2020, 3.41%, 6/1/2050	5,410	3,826
Nationwide Children's Hospital, Inc. 4.56%, 11/1/2052	4,136	3,835
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	37

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Health Care Providers & Services — continued
NYU Langone Hospitals
4.78%, 7/1/2044	5,994	5,547
Series 2020, 3.38%, 7/1/2055	9,170	6,519
Providence St. Joseph Health Obligated Group Series H, 2.75%, 10/1/2026	2,942	2,711
Queen's Health Systems (The) 4.81%, 7/1/2052	18,840	17,873
Quest Diagnostics, Inc. 3.45%, 6/1/2026	1,684	1,592
Texas Health Resources
2.33%, 11/15/2050	6,717	3,970
4.33%, 11/15/2055	4,275	3,742
Trinity Health Corp. Series 2019, 3.43%, 12/1/2048	20,450	15,968
UMass Memorial Health Care Obligated Group 5.36%, 7/1/2052	6,070	5,906
UnitedHealth Group, Inc.
4.63%, 7/15/2035	6,229	5,967
3.50%, 8/15/2039	8,210	6,705
2.75%, 5/15/2040	4,800	3,495
3.25%, 5/15/2051	9,695	6,943
5.88%, 2/15/2053	9,740	10,507
Universal Health Services, Inc. 2.65%, 10/15/2030	1,622	1,321
		381,407
Hotels, Restaurants & Leisure — 0.0% ^
Booking Holdings, Inc. 2.75%, 3/15/2023	1,923	1,921
McDonald's Corp.
4.70%, 12/9/2035	6,540	6,190
4.45%, 3/1/2047	3,210	2,772
		10,883
Household Durables — 0.1%
Lennar Corp. 4.50%, 4/30/2024	6,800	6,710
MDC Holdings, Inc.
3.85%, 1/15/2030	10,000	8,326
2.50%, 1/15/2031	5,105	3,762
3.97%, 8/6/2061	7,995	4,602
		23,400
Independent Power and Renewable Electricity Producers — 0.3%
Alexander Funding Trust 1.84%, 11/15/2023 (b)	27,653	26,717
Constellation Energy Generation LLC
3.25%, 6/1/2025	11,035	10,490
5.80%, 3/1/2033	20,702	20,938
6.25%, 10/1/2039	18,303	18,832
5.75%, 10/1/2041	1,665	1,616
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Independent Power and Renewable Electricity Producers — continued
Southern Power Co. 5.15%, 9/15/2041	7,079	6,471
Tri-State Generation and Transmission Association, Inc. 4.25%, 6/1/2046	3,222	2,397
		87,461
Insurance — 0.8%
AIA Group Ltd. (Hong Kong)
3.90%, 4/6/2028 (b)	7,190	6,786
3.60%, 4/9/2029 (b)	5,835	5,347
3.20%, 9/16/2040 (b)	7,535	5,667
AIG SunAmerica Global Financing X 6.90%, 3/15/2032 (b)	8,295	8,920
Alleghany Corp. 3.63%, 5/15/2030	8,945	8,289
Athene Global Funding
2.75%, 6/25/2024 (b)	19,000	18,098
2.50%, 1/14/2025 (b)	3,477	3,248
1.45%, 1/8/2026 (b)	13,850	12,172
2.95%, 11/12/2026 (b)	42,215	37,808
Berkshire Hathaway Finance Corp.
4.40%, 5/15/2042	13,241	12,208
4.30%, 5/15/2043	2,795	2,522
3.85%, 3/15/2052	24,230	19,562
CNA Financial Corp. 3.95%, 5/15/2024	2,633	2,587
CNO Global Funding 1.75%, 10/7/2026 (b)	11,240	9,888
F&G Global Funding 1.75%, 6/30/2026 (b)	12,780	11,321
Five Corners Funding Trust II 2.85%, 5/15/2030 (b)	15,000	12,669
Guardian Life Insurance Co. of America (The)
3.70%, 1/22/2070 (b)	6,450	4,455
4.85%, 1/24/2077 (b)	1,663	1,390
Hartford Financial Services Group, Inc. (The) 4.30%, 4/15/2043	7,410	6,146
John Hancock Life Insurance Co. 7.38%, 2/15/2024 (b)	1,000	1,013
Liberty Mutual Group, Inc.
4.57%, 2/1/2029 (b)	3,049	2,885
3.95%, 10/15/2050 (b)	6,000	4,354
Liberty Mutual Insurance Co. 8.50%, 5/15/2025 (b)	1,350	1,425
MetLife, Inc. 4.13%, 8/13/2042	2,027	1,729
New York Life Global Funding 3.00%, 1/10/2028 (b)	4,854	4,444
New York Life Insurance Co.
3.75%, 5/15/2050 (b)	9,600	7,553
4.45%, 5/15/2069 (b)	11,250	9,448
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Insurance — continued
Northwestern Mutual Global Funding 1.70%, 6/1/2028 (b)	12,520	10,609
Pacific Life Insurance Co. (ICE LIBOR USD 3 Month + 2.80%), 4.30%, 10/24/2067 (b) (c)	3,766	2,932
Prudential Financial, Inc. 3.91%, 12/7/2047	9,236	7,291
Prudential Insurance Co. of America (The) 8.30%, 7/1/2025 (b)	10,349	10,843
Swiss Re Finance Luxembourg SA (Switzerland) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.58%), 5.00%, 4/2/2049 (b) (c)	7,600	7,220
Teachers Insurance & Annuity Association of America
4.90%, 9/15/2044 (b)	3,653	3,366
4.27%, 5/15/2047 (b)	5,480	4,692
		268,887
Internet & Direct Marketing Retail — 0.1%
Amazon.com, Inc.
3.88%, 8/22/2037	9,440	8,339
3.95%, 4/13/2052	27,400	23,004
3.25%, 5/12/2061	7,000	4,849
		36,192
IT Services — 0.1%
CGI, Inc. (Canada)
1.45%, 9/14/2026	14,101	12,430
2.30%, 9/14/2031	10,000	7,695
Fiserv, Inc.
3.20%, 7/1/2026	6,035	5,631
4.40%, 7/1/2049	5,835	4,718
Global Payments, Inc.
5.30%, 8/15/2029	6,266	6,045
2.90%, 11/15/2031	9,690	7,684
5.95%, 8/15/2052	3,625	3,351
		47,554
Life Sciences Tools & Services — 0.0% ^
Thermo Fisher Scientific, Inc. 2.80%, 10/15/2041	6,745	4,868
Machinery — 0.0% ^
nVent Finance SARL (United Kingdom) 4.55%, 4/15/2028	6,750	6,246
Parker-Hannifin Corp. 4.45%, 11/21/2044	3,759	3,300
Xylem, Inc. 2.25%, 1/30/2031	7,315	5,898
		15,444
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Media — 0.6%
Charter Communications Operating LLC
6.38%, 10/23/2035	4,374	4,198
5.38%, 4/1/2038	4,923	4,119
3.50%, 6/1/2041	12,020	7,865
3.50%, 3/1/2042	7,800	5,033
4.80%, 3/1/2050	13,160	9,618
3.70%, 4/1/2051	27,270	16,675
3.90%, 6/1/2052	9,380	5,927
Comcast Corp.
3.38%, 8/15/2025	2,773	2,662
3.55%, 5/1/2028	6,115	5,697
4.25%, 1/15/2033	16,564	15,461
4.20%, 8/15/2034	3,361	3,082
3.25%, 11/1/2039	19,265	15,021
3.75%, 4/1/2040	8,535	6,990
4.00%, 11/1/2049	5,553	4,473
2.80%, 1/15/2051	10,668	6,805
2.89%, 11/1/2051	14,886	9,640
4.05%, 11/1/2052	1,350	1,084
2.94%, 11/1/2056	15,473	9,705
2.99%, 11/1/2063	962	588
Cox Communications, Inc.
3.35%, 9/15/2026 (b)	3,046	2,839
2.95%, 10/1/2050 (b)	8,375	5,248
Discovery Communications LLC
3.63%, 5/15/2030	1,950	1,669
5.20%, 9/20/2047	11,160	8,887
4.00%, 9/15/2055	6,989	4,519
Grupo Televisa SAB (Mexico)
4.63%, 1/30/2026	1,494	1,445
6.13%, 1/31/2046	1,332	1,324
Paramount Global
2.90%, 1/15/2027	4,293	3,889
4.38%, 3/15/2043	6,243	4,347
4.90%, 8/15/2044	2,004	1,479
Sky Ltd. (United Kingdom) 3.75%, 9/16/2024 (b)	1,654	1,612
TCI Communications, Inc. 7.13%, 2/15/2028	1,199	1,304
Time Warner Cable Enterprises LLC 8.38%, 7/15/2033	3,041	3,416
Time Warner Cable LLC
6.55%, 5/1/2037	2,327	2,229
7.30%, 7/1/2038	2,197	2,202
6.75%, 6/15/2039	1,794	1,724
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	39

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Media — continued
5.88%, 11/15/2040	7,325	6,469
5.50%, 9/1/2041	6,940	5,843
		195,088
Metals & Mining — 0.2%
Anglo American Capital plc (South Africa) 3.63%, 9/11/2024 (b)	3,283	3,167
Barrick Gold Corp. (Canada) 6.45%, 10/15/2035	1,767	1,856
Glencore Funding LLC (Australia)
4.13%, 5/30/2023 (b)	4,240	4,226
4.63%, 4/29/2024 (b)	1,967	1,940
2.50%, 9/1/2030 (b)	16,105	13,050
Newcrest Finance Pty. Ltd. (Australia) 3.25%, 5/13/2030 (b)	5,845	5,009
Nucor Corp. 2.98%, 12/15/2055	4,465	2,885
Steel Dynamics, Inc.
1.65%, 10/15/2027	5,270	4,430
3.25%, 10/15/2050	3,519	2,373
Vale Overseas Ltd. (Brazil) 3.75%, 7/8/2030	27,542	23,850
		62,786
Multi-Utilities — 0.3%
CMS Energy Corp.
3.88%, 3/1/2024	4,360	4,289
3.00%, 5/15/2026	3,458	3,214
2.95%, 2/15/2027	2,426	2,202
3.45%, 8/15/2027	1,250	1,165
Consolidated Edison Co. of New York, Inc.
5.70%, 6/15/2040	2,760	2,733
Series 2017, 3.88%, 6/15/2047	3,355	2,612
4.50%, 5/15/2058	1,724	1,430
Consumers Energy Co. 3.25%, 8/15/2046	2,150	1,551
Delmarva Power & Light Co. 4.00%, 6/1/2042	1,478	1,172
Dominion Energy, Inc.
Series D, 2.85%, 8/15/2026	1,927	1,772
Series F, 5.25%, 8/1/2033	5,067	4,935
7.00%, 6/15/2038	1,076	1,179
Series C, 4.90%, 8/1/2041	1,840	1,619
New York State Electric & Gas Corp. 3.25%, 12/1/2026 (b)	2,326	2,166
NiSource, Inc.
2.95%, 9/1/2029	7,940	6,853
5.80%, 2/1/2042	6,726	6,495
PG&E Energy Recovery Funding LLC Series A-2, 2.28%, 1/15/2036	9,710	7,085
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Multi-Utilities — continued
Public Service Enterprise Group, Inc. 1.60%, 8/15/2030	15,540	12,006
Puget Energy, Inc. 2.38%, 6/15/2028	6,522	5,552
San Diego Gas & Electric Co.
6.00%, 6/1/2026	1,852	1,902
Series FFF, 6.13%, 9/15/2037	973	984
3.95%, 11/15/2041	2,690	2,138
2.95%, 8/15/2051	17,150	11,365
Southern Co. Gas Capital Corp.
2.45%, 10/1/2023	1,889	1,856
3.25%, 6/15/2026	1,690	1,589
5.88%, 3/15/2041	10,518	10,603
4.40%, 6/1/2043	1,392	1,144
3.95%, 10/1/2046	2,136	1,603
4.40%, 5/30/2047	2,274	1,842
WEC Energy Group, Inc. 3.55%, 6/15/2025	1,651	1,572
		106,628
Oil, Gas & Consumable Fuels — 1.8%
Aker BP ASA (Norway) 2.00%, 7/15/2026 (b)	18,019	15,983
APA Infrastructure Ltd. (Australia)
4.20%, 3/23/2025 (b)	2,000	1,936
4.25%, 7/15/2027 (b)	7,325	6,949
BG Energy Capital plc (United Kingdom) 5.13%, 10/15/2041 (b)	5,781	5,506
Boardwalk Pipelines LP 4.45%, 7/15/2027	3,425	3,266
BP Capital Markets America, Inc.
3.41%, 2/11/2026	8,485	8,099
3.02%, 1/16/2027	10,588	9,843
4.81%, 2/13/2033	10,000	9,823
2.94%, 6/4/2051	25,080	16,647
BP Capital Markets plc (United Kingdom) 3.28%, 9/19/2027	6,422	5,983
Buckeye Partners LP
5.85%, 11/15/2043	11,805	8,732
5.60%, 10/15/2044	6,000	4,440
Cheniere Corpus Christi Holdings LLC 5.88%, 3/31/2025	3,650	3,662
Chevron USA, Inc. 8.00%, 4/1/2027	1,300	1,446
DT Midstream, Inc. 4.30%, 4/15/2032 (b)	17,380	15,403
Eastern Gas Transmission & Storage, Inc. 3.90%, 11/15/2049	4,476	3,290
Ecopetrol SA (Colombia)
4.13%, 1/16/2025	3,333	3,182
5.38%, 6/26/2026	5,409	5,118
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
Energy Transfer LP
4.75%, 1/15/2026	4,911	4,805
3.90%, 7/15/2026	9,761	9,214
4.40%, 3/15/2027	2,695	2,574
5.50%, 6/1/2027	2,916	2,899
4.95%, 5/15/2028	7,315	7,045
4.15%, 9/15/2029	14,071	12,818
7.50%, 7/1/2038	2,695	2,909
6.05%, 6/1/2041	4,475	4,288
6.10%, 2/15/2042	7,220	6,688
5.95%, 10/1/2043	3,950	3,674
5.30%, 4/1/2044	1,840	1,576
5.00%, 5/15/2044 (f)	8,600	7,065
6.25%, 4/15/2049	5,655	5,379
Eni SpA (Italy)
Series X-R, 4.00%, 9/12/2023 (b)	3,145	3,114
5.70%, 10/1/2040 (b)	4,843	4,435
Eni USA, Inc. (Italy) 7.30%, 11/15/2027	4,040	4,344
Enterprise Products Operating LLC
3.70%, 2/15/2026	3,040	2,919
3.95%, 2/15/2027	2,705	2,583
Series J, 5.75%, 3/1/2035	2,509	2,474
7.55%, 4/15/2038	455	512
5.95%, 2/1/2041	1,259	1,274
4.45%, 2/15/2043	455	388
5.10%, 2/15/2045	1,758	1,609
4.95%, 10/15/2054	1,189	1,038
EQM Midstream Partners LP 5.50%, 7/15/2028	7,500	6,694
EQT Corp. 3.90%, 10/1/2027	4,517	4,130
Equinor ASA (Norway) 2.88%, 4/6/2025	5,765	5,514
Exxon Mobil Corp.
3.00%, 8/16/2039	14,245	10,935
4.11%, 3/1/2046	2,726	2,328
3.10%, 8/16/2049	17,965	12,901
Flex Intermediate Holdco LLC
3.36%, 6/30/2031 (b)	13,075	10,552
4.32%, 12/30/2039 (b)	9,235	6,821
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates) 2.94%, 9/30/2040 (b)	16,093	12,663
Gray Oak Pipeline LLC
2.00%, 9/15/2023 (b)	9,310	9,122
2.60%, 10/15/2025 (b)	34,443	31,167
3.45%, 10/15/2027 (b)	12,470	10,980
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
HF Sinclair Corp.
2.63%, 10/1/2023	21,813	21,414
5.88%, 4/1/2026	22,175	22,190
Kinder Morgan, Inc.
5.20%, 6/1/2033	20,500	19,520
5.05%, 2/15/2046	6,000	5,063
Magellan Midstream Partners LP 3.20%, 3/15/2025	2,338	2,236
Marathon Petroleum Corp.
4.70%, 5/1/2025	13,546	13,355
6.50%, 3/1/2041	8,270	8,551
MPLX LP
4.50%, 7/15/2023	8,800	8,769
4.80%, 2/15/2029	6,825	6,555
NGPL PipeCo LLC
4.88%, 8/15/2027 (b)	8,486	8,107
3.25%, 7/15/2031 (b)	8,283	6,846
NOVA Gas Transmission Ltd. (Canada) 7.88%, 4/1/2023	5,000	5,005
ONEOK Partners LP 6.65%, 10/1/2036	1,825	1,847
Phillips 66 4.88%, 11/15/2044	665	605
Phillips 66 Co.
3.55%, 10/1/2026 (b)	1,453	1,353
3.15%, 12/15/2029 (b)	8,545	7,436
4.90%, 10/1/2046 (b)	6,988	6,162
Pioneer Natural Resources Co. 1.90%, 8/15/2030	18,050	14,067
Sabine Pass Liquefaction LLC
5.63%, 3/1/2025	3,765	3,761
5.00%, 3/15/2027	9,360	9,136
4.50%, 5/15/2030	19,530	18,295
Saudi Arabian Oil Co. (Saudi Arabia)
1.25%, 11/24/2023 (b)	1,320	1,279
1.63%, 11/24/2025 (b)	4,660	4,230
Spectra Energy Partners LP 4.50%, 3/15/2045	1,975	1,635
Suncor Energy, Inc. (Canada)
5.95%, 12/1/2034	11,584	11,497
6.80%, 5/15/2038	3,677	3,919
Targa Resources Corp. 4.20%, 2/1/2033	5,030	4,379
Texas Eastern Transmission LP 3.50%, 1/15/2028 (b)	908	833
TotalEnergies Capital International SA (France)
2.99%, 6/29/2041	16,000	11,909
3.46%, 7/12/2049	12,800	9,759
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	41

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
3.13%, 5/29/2050	20,230	14,477
TransCanada PipeLines Ltd. (Canada)
6.20%, 10/15/2037	6,345	6,549
4.75%, 5/15/2038	7,750	6,933
Valero Energy Corp.
2.15%, 9/15/2027	9,072	7,982
7.50%, 4/15/2032	1,081	1,220
Williams Cos., Inc. (The)
2.60%, 3/15/2031	9,675	7,851
5.65%, 3/15/2033	13,720	13,707
		647,171
Personal Products — 0.0% ^
GSK Consumer Healthcare Capital US LLC 3.38%, 3/24/2029	9,210	8,195
Pharmaceuticals — 0.3%
AstraZeneca plc (United Kingdom)
6.45%, 9/15/2037	4,250	4,804
4.00%, 9/18/2042	4,270	3,726
Bristol-Myers Squibb Co.
4.13%, 6/15/2039	7,096	6,333
4.55%, 2/20/2048	5,046	4,596
Merck & Co., Inc. 2.75%, 12/10/2051	7,065	4,724
Mylan, Inc. 5.40%, 11/29/2043	5,800	4,695
Royalty Pharma plc 1.20%, 9/2/2025	3,601	3,224
Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/2026	26,941	25,079
Takeda Pharmaceutical Co. Ltd. (Japan)
5.00%, 11/26/2028	8,565	8,457
2.05%, 3/31/2030	1,200	978
3.03%, 7/9/2040	25,815	18,909
Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	4,153	3,884
Viatris, Inc.
3.85%, 6/22/2040	8,499	5,797
4.00%, 6/22/2050	1,732	1,117
Zoetis, Inc. 2.00%, 5/15/2030	12,880	10,556
		106,879
Real Estate Management & Development — 0.0% ^
Ontario Teachers' Cadillac Fairview Properties Trust (Canada) 3.88%, 3/20/2027 (b)	6,562	5,997
Road & Rail — 0.2%
Burlington Northern Santa Fe LLC
7.29%, 6/1/2036	1,166	1,356
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Road & Rail — continued
5.75%, 5/1/2040	3,244	3,375
5.40%, 6/1/2041	9,266	9,282
4.40%, 3/15/2042	2,010	1,792
4.38%, 9/1/2042	4,018	3,584
5.15%, 9/1/2043	3,380	3,314
4.70%, 9/1/2045	3,150	2,897
3.55%, 2/15/2050	5,584	4,292
CSX Corp.
5.50%, 4/15/2041	3,498	3,489
4.10%, 3/15/2044	1,515	1,271
4.75%, 11/15/2048	8,165	7,372
3.35%, 9/15/2049	2,710	1,951
ERAC USA Finance LLC
7.00%, 10/15/2037 (b)	425	479
5.63%, 3/15/2042 (b)	3,104	3,070
Kansas City Southern 4.70%, 5/1/2048	2,500	2,186
Norfolk Southern Corp.
5.59%, 5/17/2025	51	51
3.95%, 10/1/2042	2,888	2,374
4.05%, 8/15/2052	5,192	4,129
Penske Truck Leasing Co. LP
3.95%, 3/10/2025 (b)	3,095	2,979
4.20%, 4/1/2027 (b)	2,525	2,386
Triton Container International Ltd. (Bermuda)
1.15%, 6/7/2024 (b)	3,000	2,804
3.25%, 3/15/2032	12,450	9,526
Union Pacific Corp.
3.95%, 8/15/2059	6,000	4,677
4.10%, 9/15/2067	1,962	1,539
		80,175
Semiconductors & Semiconductor Equipment — 0.6%
Analog Devices, Inc. 2.95%, 10/1/2051	6,000	4,128
Broadcom, Inc.
2.45%, 2/15/2031 (b)	31,809	25,205
3.14%, 11/15/2035 (b)	40,051	29,525
3.19%, 11/15/2036 (b)	5,766	4,175
Intel Corp.
5.63%, 2/10/2043	15,170	14,806
5.70%, 2/10/2053	12,705	12,415
KLA Corp.
3.30%, 3/1/2050	7,000	5,084
4.95%, 7/15/2052	7,000	6,620
Marvell Technology, Inc. 2.95%, 4/15/2031	7,790	6,268
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Semiconductors & Semiconductor Equipment — continued
Microchip Technology, Inc.
2.67%, 9/1/2023	5,925	5,834
0.97%, 2/15/2024	4,701	4,493
0.98%, 9/1/2024	5,058	4,725
NXP BV (China)
2.50%, 5/11/2031	36,499	28,639
5.00%, 1/15/2033	4,000	3,736
3.25%, 5/11/2041	24,465	16,916
QUALCOMM, Inc. 4.50%, 5/20/2052	10,475	9,320
TSMC Arizona Corp. (Taiwan) 4.50%, 4/22/2052	5,771	5,375
TSMC Global Ltd. (Taiwan) 4.63%, 7/22/2032 (b)	10,386	10,166
Xilinx, Inc. 2.38%, 6/1/2030	15,185	12,795
		210,225
Software — 0.3%
Microsoft Corp.
3.50%, 2/12/2035	3,459	3,130
2.92%, 3/17/2052	3,816	2,745
3.04%, 3/17/2062	1,820	1,275
Oracle Corp.
4.90%, 2/6/2033	9,640	9,105
3.90%, 5/15/2035	1,952	1,621
3.60%, 4/1/2040	10,434	7,702
3.65%, 3/25/2041	19,515	14,370
4.00%, 7/15/2046	8,872	6,477
3.95%, 3/25/2051	10,000	7,183
5.55%, 2/6/2053	15,000	13,745
Roper Technologies, Inc.
1.40%, 9/15/2027	14,890	12,629
2.00%, 6/30/2030	9,380	7,553
VMware, Inc. 4.65%, 5/15/2027	8,800	8,493
		96,028
Specialty Retail — 0.1%
AutoZone, Inc. 1.65%, 1/15/2031	12,180	9,392
Lowe's Cos., Inc.
1.70%, 10/15/2030	2,600	2,028
2.63%, 4/1/2031	4,000	3,290
3.00%, 10/15/2050	7,130	4,531
O'Reilly Automotive, Inc. 3.60%, 9/1/2027	4,715	4,430
		23,671
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Technology Hardware, Storage & Peripherals — 0.3%
Apple, Inc.
2.45%, 8/4/2026	5,261	4,870
3.45%, 2/9/2045	14,187	11,480
3.85%, 8/4/2046	3,512	2,969
3.75%, 9/12/2047	13,570	11,354
3.75%, 11/13/2047	1,600	1,337
2.70%, 8/5/2051	16,470	11,029
Dell International LLC
5.45%, 6/15/2023	2,016	2,015
6.02%, 6/15/2026	33,603	34,017
5.30%, 10/1/2029	6,000	5,797
3.45%, 12/15/2051 (b)	668	408
HP, Inc. 3.00%, 6/17/2027	11,105	10,098
		95,374
Thrifts & Mortgage Finance — 0.3%
BPCE SA (France)
4.63%, 7/11/2024 (b)	11,600	11,315
1.00%, 1/20/2026 (b)	20,500	18,113
(SOFR + 1.52%), 1.65%, 10/6/2026 (b) (c)	11,406	10,197
3.38%, 12/2/2026	4,230	3,898
(SOFR + 2.10%), 5.97%, 1/18/2027 (b) (c)	17,265	17,244
(SOFR + 1.31%), 2.28%, 1/20/2032 (b) (c)	15,245	11,673
(SOFR + 1.73%), 3.12%, 10/19/2032 (b) (c)	26,000	20,091
Nationwide Building Society (United Kingdom) 1.50%, 10/13/2026 (b)	19,850	17,175
		109,706
Tobacco — 0.2%
Altria Group, Inc. 2.45%, 2/4/2032	27,925	21,079
BAT Capital Corp. (United Kingdom)
2.26%, 3/25/2028	14,000	11,729
4.39%, 8/15/2037	9,875	7,665
3.73%, 9/25/2040	8,470	5,800
4.54%, 8/15/2047	18,779	13,475
BAT International Finance plc (United Kingdom) 1.67%, 3/25/2026	11,000	9,769
		69,517
Trading Companies & Distributors — 0.4%
Air Lease Corp.
2.30%, 2/1/2025	9,600	8,961
3.25%, 3/1/2025	6,266	5,946
3.38%, 7/1/2025	15,102	14,240
2.88%, 1/15/2026	24,378	22,471
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	43

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Trading Companies & Distributors — continued
3.75%, 6/1/2026	3,734	3,508
1.88%, 8/15/2026	15,645	13,656
5.85%, 12/15/2027	14,670	14,601
3.25%, 10/1/2029	15,000	12,778
Aviation Capital Group LLC
3.88%, 5/1/2023 (b)	7,665	7,634
5.50%, 12/15/2024 (b)	19,502	19,244
4.13%, 8/1/2025 (b)	7,958	7,473
BOC Aviation Ltd. (China) 3.50%, 10/10/2024 (b)	7,945	7,683
WW Grainger, Inc. 4.60%, 6/15/2045	4,364	4,017
		142,212
Transportation Infrastructure — 0.0% ^
Sydney Airport Finance Co. Pty. Ltd. (Australia) 3.38%, 4/30/2025 (b)	7,000	6,676
Water Utilities — 0.0% ^
American Water Capital Corp.
3.45%, 6/1/2029	5,250	4,760
6.59%, 10/15/2037	3,354	3,634
4.00%, 12/1/2046	2,241	1,764
		10,158
Wireless Telecommunication Services — 0.3%
America Movil SAB de CV (Mexico) 4.38%, 4/22/2049	8,284	7,057
Rogers Communications, Inc. (Canada)
3.80%, 3/15/2032 (b)	10,000	8,735
4.55%, 3/15/2052 (b)	12,810	10,217
T-Mobile USA, Inc.
3.88%, 4/15/2030	25,095	22,755
5.05%, 7/15/2033	22,230	21,422
3.60%, 11/15/2060	4,000	2,658
Vodafone Group plc (United Kingdom)
4.88%, 6/19/2049	16,825	14,580
5.63%, 2/10/2053	3,745	3,598
		91,022
Total Corporate Bonds (Cost $9,238,498)		8,014,397
Mortgage-Backed Securities — 19.7%
FHLMC
Pool # 785618, ARM, 3.88%, 7/1/2026 (g)	15	15
Pool # 789758, ARM, 4.47%, 9/1/2032 (g)	18	18
Pool # 847621, ARM, 3.48%, 5/1/2033 (g)	392	391
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # 781087, ARM, 4.35%, 12/1/2033 (g)	102	100
Pool # 1B1665, ARM, 2.82%, 4/1/2034 (g)	59	58
Pool # 782870, ARM, 4.29%, 9/1/2034 (g)	413	419
Pool # 782979, ARM, 4.38%, 1/1/2035 (g)	497	503
Pool # 782980, ARM, 4.38%, 1/1/2035 (g)	147	146
Pool # 1G3591, ARM, 3.92%, 8/1/2035 (g)	44	43
Pool # 1Q0007, ARM, 6.01%, 12/1/2035 (g)	74	74
Pool # 1Q0025, ARM, 3.80%, 2/1/2036 (g)	51	51
Pool # 848431, ARM, 4.26%, 2/1/2036 (g)	183	186
Pool # 1G1861, ARM, 2.54%, 3/1/2036 (g)	280	276
Pool # 1J1380, ARM, 4.39%, 3/1/2036 (g)	83	83
Pool # 1H2618, ARM, 3.25%, 5/1/2036 (g)	302	307
Pool # 1L1286, ARM, 3.25%, 5/1/2036 (g)	89	91
Pool # 1G2415, ARM, 3.52%, 5/1/2036 (g)	48	47
Pool # 1G2557, ARM, 3.35%, 6/1/2036 (g)	591	601
Pool # 848068, ARM, 3.69%, 6/1/2036 (g)	454	446
Pool # 848365, ARM, 3.90%, 7/1/2036 (g)	150	150
Pool # 1H2623, ARM, 3.97%, 7/1/2036 (g)	83	85
Pool # 1A1082, ARM, 5.57%, 7/1/2036 (g)	198	198
Pool # 1N0206, ARM, 3.99%, 8/1/2036 (g)	257	261
Pool # 1A1085, ARM, 5.10%, 8/1/2036 (g)	155	156
Pool # 1B7242, ARM, 3.57%, 9/1/2036 (g)	452	456
Pool # 1Q0105, ARM, 4.03%, 9/1/2036 (g)	144	147
Pool # 1G2539, ARM, 3.85%, 10/1/2036 (g)	103	102
Pool # 1N0249, ARM, 4.14%, 10/1/2036 (g)	204	204
Pool # 1J1348, ARM, 4.44%, 10/1/2036 (g)	181	180
Pool # 1K0046, ARM, 4.48%, 10/1/2036 (g)	177	175
Pool # 1A1096, ARM, 4.57%, 10/1/2036 (g)	448	454
Pool # 1A1097, ARM, 4.57%, 10/1/2036 (g)	182	183
Pool # 1J1378, ARM, 3.89%, 11/1/2036 (g)	209	207
Pool # 1G2671, ARM, 3.97%, 11/1/2036 (g)	93	91
Pool # 1Q0737, ARM, 3.99%, 11/1/2036 (g)	150	149
Pool # 782760, ARM, 4.30%, 11/1/2036 (g)	337	344
Pool # 848115, ARM, 4.32%, 11/1/2036 (g)	128	129
Pool # 1J1419, ARM, 3.83%, 12/1/2036 (g)	503	502
Pool # 1J1634, ARM, 3.92%, 12/1/2036 (g)	856	865
Pool # 1J1418, ARM, 3.94%, 12/1/2036 (g)	32	31
Pool # 1G1386, ARM, 4.19%, 12/1/2036 (g)	293	291
Pool # 1J1399, ARM, 4.38%, 12/1/2036 (g)	10	10
Pool # 1G1478, ARM, 4.16%, 1/1/2037 (g)	152	149
Pool # 1N1511, ARM, 4.42%, 1/1/2037 (g)	46	46
Pool # 1J1516, ARM, 3.16%, 2/1/2037 (g)	68	68
Pool # 1G1554, ARM, 3.40%, 2/1/2037 (g)	125	123
Pool # 1N0353, ARM, 5.72%, 2/1/2037 (g)	215	217
Pool # 1B7303, ARM, 3.98%, 3/1/2037 (g)	24	23
SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # 1Q0739, ARM, 5.25%, 3/1/2037 (g)	273	279
Pool # 1J1564, ARM, 2.67%, 4/1/2037 (g)	211	207
Pool # 1J0399, ARM, 4.16%, 4/1/2037 (g)	13	13
Pool # 1Q0783, ARM, 2.92%, 5/1/2037 (g)	232	228
Pool # 1J1621, ARM, 3.56%, 5/1/2037 (g)	230	227
Pool # 1N1463, ARM, 3.91%, 5/1/2037 (g)	20	20
Pool # 1Q0697, ARM, 4.69%, 5/1/2037 (g)	336	338
Pool # 1N1477, ARM, 4.71%, 5/1/2037 (g)	80	83
Pool # 1A1193, ARM, 5.04%, 5/1/2037 (g)	227	225
Pool # 1J0533, ARM, 4.12%, 7/1/2037 (g)	22	22
Pool # 1J2945, ARM, 4.00%, 11/1/2037 (g)	41	40
Pool # 1Q0722, ARM, 3.52%, 4/1/2038 (g)	176	174
Pool # 1Q0789, ARM, 3.51%, 5/1/2038 (g)	33	32
Pool # 848699, ARM, 3.84%, 7/1/2040 (g)	138	139
FHLMC Gold Pools, 15 Year Pool # G13603, 5.50%, 2/1/2024	—	—
FHLMC Gold Pools, 20 Year
Pool # C91158, 6.50%, 1/1/2028	93	93
Pool # C91417, 3.50%, 1/1/2032	1,861	1,799
Pool # C91403, 3.50%, 3/1/2032	723	699
FHLMC Gold Pools, 30 Year
Pool # G00245, 8.00%, 8/1/2024	1	1
Pool # C00376, 8.00%, 11/1/2024	1	1
Pool # C00414, 7.50%, 8/1/2025	1	1
Pool # C00452, 7.00%, 4/1/2026	3	3
Pool # G00981, 8.50%, 7/1/2028	7	7
Pool # G02210, 7.00%, 12/1/2028	101	103
Pool # C47315, 6.50%, 8/1/2029	462	481
Pool # G03029, 6.00%, 10/1/2029	38	38
Pool # A88871, 7.00%, 1/1/2031	137	139
Pool # C68485, 7.00%, 7/1/2032	20	20
Pool # G01448, 7.00%, 8/1/2032	27	28
Pool # C75791, 5.50%, 1/1/2033	146	147
Pool # A13625, 5.50%, 10/1/2033	160	164
Pool # A16107, 6.00%, 12/1/2033	79	80
Pool # G01864, 5.00%, 1/1/2034	105	106
Pool # A17537, 6.00%, 1/1/2034	122	125
Pool # A23139, 5.00%, 6/1/2034	271	270
Pool # A61572, 5.00%, 9/1/2034	409	413
Pool # A28796, 6.50%, 11/1/2034	25	26
Pool # G03369, 6.50%, 1/1/2035	391	404
Pool # A70350, 5.00%, 3/1/2035	100	99
Pool # A46987, 5.50%, 7/1/2035	366	376
Pool # G05713, 6.50%, 12/1/2035	270	281
Pool # G03777, 5.00%, 11/1/2036	265	267
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # C02660, 6.50%, 11/1/2036	79	83
Pool # G02427, 5.50%, 12/1/2036	146	151
Pool # A57681, 6.00%, 12/1/2036	28	29
Pool # G02682, 7.00%, 2/1/2037	35	36
Pool # G04949, 6.50%, 11/1/2037	191	199
Pool # G03666, 7.50%, 1/1/2038	327	342
Pool # G04952, 7.50%, 1/1/2038	120	123
Pool # G04077, 6.50%, 3/1/2038	236	249
Pool # G05671, 5.50%, 8/1/2038	281	289
Pool # G05190, 7.50%, 9/1/2038	132	136
Pool # C03466, 5.50%, 3/1/2040	101	104
Pool # A93383, 5.00%, 8/1/2040	1,098	1,108
Pool # A93511, 5.00%, 8/1/2040	3,638	3,661
Pool # G06493, 4.50%, 5/1/2041	6,799	6,758
Pool # V80351, 3.00%, 8/1/2043	13,961	12,650
Pool # Q52834, 4.00%, 12/1/2047	1,412	1,349
Pool # Z40179, 4.00%, 7/1/2048	23,886	22,826
Pool # Q57995, 5.00%, 8/1/2048	3,469	3,490
Pool # Q61104, 4.00%, 1/1/2049	1,188	1,132
Pool # Q61107, 4.00%, 1/1/2049	2,313	2,210
FHLMC Gold Pools, Other
Pool # WN1157, 1.80%, 11/1/2028	50,852	43,900
Pool # P20570, 7.00%, 7/1/2029	6	6
Pool # G20027, 10.00%, 10/1/2030	14	15
Pool # B90491, 7.50%, 1/1/2032	314	320
Pool # WA3237, 3.55%, 11/1/2032	25,978	24,227
Pool # U80192, 3.50%, 2/1/2033	947	902
Pool # U80342, 3.50%, 5/1/2033	842	801
Pool # U80345, 3.50%, 5/1/2033	3,032	2,871
Pool # WN3225, 3.80%, 10/1/2034	20,000	18,805
Pool # P50523, 6.50%, 12/1/2035	88	86
Pool # H05030, 6.00%, 11/1/2036	55	55
Pool # L10291, 6.50%, 11/1/2036	761	778
Pool # P51353, 6.50%, 11/1/2036	748	766
Pool # P50595, 6.50%, 12/1/2036	1,078	1,116
Pool # P51361, 6.50%, 12/1/2036	529	546
Pool # G20028, 7.50%, 12/1/2036	940	960
Pool # P50531, 6.50%, 1/1/2037	26	26
Pool # P51251, 6.50%, 1/1/2037	48	48
Pool # P50536, 6.50%, 2/1/2037	65	65
Pool # WA3186, 3.86%, 4/1/2037	2,086	1,919
Pool # P50556, 6.50%, 6/1/2037	40	39
Pool # U90690, 3.50%, 6/1/2042	8,885	8,282
Pool # U90975, 4.00%, 6/1/2042	6,813	6,543
Pool # T65101, 4.00%, 10/1/2042	340	314
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	45

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # U90402, 3.50%, 11/1/2042	680	634
Pool # U90673, 4.00%, 1/1/2043	926	887
Pool # U91192, 4.00%, 4/1/2043	1,173	1,124
Pool # U91488, 3.50%, 5/1/2043	898	835
Pool # U99051, 3.50%, 6/1/2043	2,729	2,544
Pool # U99134, 4.00%, 1/1/2046	31,565	30,237
Pool # U69030, 4.50%, 1/1/2046	10,836	10,673
FHLMC UMBS, 20 Year Pool # SC0104, 3.50%, 8/1/2035	8,721	8,334
FHLMC UMBS, 30 Year
Pool # ZT2236, 4.00%, 6/1/2048	18,813	17,871
Pool # ZT2212, 4.00%, 9/1/2048	4,328	4,118
Pool # QA0149, 4.00%, 6/1/2049	3,283	3,143
Pool # QA2578, 3.50%, 9/1/2049	1,244	1,143
Pool # RA2008, 4.00%, 1/1/2050	12,963	12,347
Pool # RA2282, 4.00%, 1/1/2050	8,163	7,877
Pool # QA7351, 3.00%, 2/1/2050	7,252	6,445
Pool # QB0704, 2.50%, 6/1/2050	10,781	9,145
Pool # QB1571, 2.50%, 7/1/2050	11,125	9,454
Pool # QB2879, 2.50%, 8/1/2050	2,609	2,215
Pool # QB7670, 2.50%, 1/1/2051	5,164	4,386
Pool # QB8840, 2.50%, 2/1/2051	8,622	7,319
Pool # RA6459, 2.50%, 12/1/2051	31,819	26,984
Pool # RA6702, 3.00%, 2/1/2052	47,076	41,633
Pool # SD1365, 4.00%, 7/1/2052 (e)	60,033	56,456
Pool # RA7683, 5.00%, 7/1/2052 (e)	26,107	25,756
Pool # SD1725, 4.00%, 10/1/2052 (e)	88,549	83,301
Pool # SD1713, 5.00%, 10/1/2052 (e)	36,749	36,349
FNMA
Pool # 54844, ARM, 3.37%, 9/1/2027 (g)	12	12
Pool # 303532, ARM, 4.10%, 3/1/2029 (g)	7	7
Pool # 555732, ARM, 3.64%, 8/1/2033 (g)	116	117
Pool # 658481, ARM, 3.74%, 9/1/2033 (g)	191	187
Pool # 746299, ARM, 4.06%, 9/1/2033 (g)	48	49
Pool # 743546, ARM, 3.73%, 11/1/2033 (g)	204	200
Pool # 766610, ARM, 3.97%, 1/1/2034 (g)	27	27
Pool # 777132, ARM, 3.42%, 6/1/2034 (g)	157	159
Pool # 782306, ARM, 4.17%, 7/1/2034 (g)	3	3
Pool # 800422, ARM, 3.46%, 8/1/2034 (g)	109	107
Pool # 790235, ARM, 3.86%, 8/1/2034 (g)	51	51
Pool # 790964, ARM, 3.90%, 9/1/2034 (g)	6	6
Pool # 794792, ARM, 3.70%, 10/1/2034 (g)	38	38
Pool # 896463, ARM, 4.32%, 10/1/2034 (g)	159	160
Pool # 799912, ARM, 3.98%, 11/1/2034 (g)	25	25
Pool # 781563, ARM, 4.12%, 11/1/2034 (g)	24	24
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # 809319, ARM, 3.88%, 1/1/2035 (g)	53	52
Pool # 810896, ARM, 4.90%, 1/1/2035 (g)	523	527
Pool # 816594, ARM, 5.79%, 2/1/2035 (g)	18	18
Pool # 820602, ARM, 3.03%, 3/1/2035 (g)	111	109
Pool # 745862, ARM, 3.52%, 4/1/2035 (g)	138	137
Pool # 821378, ARM, 3.04%, 5/1/2035 (g)	41	40
Pool # 823660, ARM, 3.15%, 5/1/2035 (g)	32	31
Pool # 888605, ARM, 3.97%, 7/1/2035 (g)	23	22
Pool # 832801, ARM, 3.89%, 9/1/2035 (g)	70	70
Pool # 851432, ARM, 3.67%, 10/1/2035 (g)	254	251
Pool # 745445, ARM, 4.07%, 1/1/2036 (g)	90	92
Pool # 849251, ARM, 4.71%, 1/1/2036 (g)	304	298
Pool # 920340, ARM, 4.25%, 2/1/2036 (g)	33	32
Pool # 920843, ARM, 4.58%, 3/1/2036 (g)	928	949
Pool # 868952, ARM, 3.10%, 5/1/2036 (g)	15	15
Pool # 884066, ARM, 3.81%, 6/1/2036 (g)	71	70
Pool # 872825, ARM, 4.09%, 6/1/2036 (g)	252	254
Pool # 892868, ARM, 4.02%, 7/1/2036 (g)	150	149
Pool # 884722, ARM, 3.71%, 8/1/2036 (g)	43	42
Pool # 886558, ARM, 4.02%, 8/1/2036 (g)	310	313
Pool # 745784, ARM, 4.12%, 8/1/2036 (g)	94	93
Pool # 920547, ARM, 3.10%, 9/1/2036 (g)	172	174
Pool # 898179, ARM, 3.67%, 9/1/2036 (g)	321	324
Pool # 893580, ARM, 3.81%, 9/1/2036 (g)	137	137
Pool # 886772, ARM, 3.98%, 9/1/2036 (g)	161	162
Pool # 894452, ARM, 4.07%, 9/1/2036 (g)	106	105
Pool # 894239, ARM, 4.18%, 10/1/2036 (g)	120	118
Pool # 900191, ARM, 4.33%, 10/1/2036 (g)	156	155
Pool # 900197, ARM, 4.33%, 10/1/2036 (g)	352	357
Pool # 902818, ARM, 4.20%, 11/1/2036 (g)	2	2
Pool # 902955, ARM, 4.05%, 12/1/2036 (g)	252	249
Pool # 888184, ARM, 4.03%, 1/1/2037 (g)	77	75
Pool # 920954, ARM, 5.34%, 1/1/2037 (g)	169	169
Pool # 915645, ARM, 4.26%, 2/1/2037 (g)	118	118
Pool # 913984, ARM, 5.69%, 2/1/2037 (g)	191	195
Pool # 888307, ARM, 2.90%, 4/1/2037 (g)	82	80
Pool # 995919, ARM, 3.91%, 7/1/2037 (g)	208	210
Pool # 938346, ARM, 4.04%, 7/1/2037 (g)	147	145
Pool # 948208, ARM, 5.29%, 7/1/2037 (g)	232	235
Pool # 945032, ARM, 4.62%, 8/1/2037 (g)	285	284
Pool # 946362, ARM, 4.01%, 9/1/2037 (g)	32	32
Pool # 946260, ARM, 4.16%, 9/1/2037 (g)	34	34
Pool # 952835, ARM, 4.35%, 9/1/2037 (g)	68	68
Pool # AD0085, ARM, 3.49%, 11/1/2037 (g)	342	342
Pool # 995108, ARM, 4.03%, 11/1/2037 (g)	172	174
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # AD0179, ARM, 4.32%, 12/1/2037 (g)	338	340
Pool # 966946, ARM, 4.29%, 1/1/2038 (g)	109	107
FNMA UMBS, 15 Year
Pool # AD0364, 5.00%, 5/1/2023	—	—
Pool # 995381, 6.00%, 1/1/2024	19	19
Pool # 995425, 6.00%, 1/1/2024	6	6
Pool # 995456, 6.50%, 2/1/2024	9	9
Pool # AE0081, 6.00%, 7/1/2024	6	6
Pool # AD0133, 5.00%, 8/1/2024	12	12
Pool # FM3386, 3.50%, 7/1/2034	1,350	1,298
FNMA UMBS, 20 Year
Pool # 889889, 6.50%, 7/1/2024	1	1
Pool # 888656, 6.50%, 4/1/2025	—	1
Pool # AE0096, 5.50%, 7/1/2025	17	17
Pool # 256311, 6.00%, 7/1/2026	71	71
Pool # 256352, 6.50%, 8/1/2026	122	125
Pool # 256803, 6.00%, 7/1/2027	103	105
Pool # 256962, 6.00%, 11/1/2027	57	57
Pool # 257007, 6.00%, 12/1/2027	166	168
Pool # 257048, 6.00%, 1/1/2028	291	294
Pool # 890222, 6.00%, 10/1/2028	200	203
Pool # AE0049, 6.00%, 9/1/2029	133	135
Pool # AO7761, 3.50%, 7/1/2032	459	439
Pool # MA1138, 3.50%, 8/1/2032	2,919	2,790
Pool # AL6238, 4.00%, 1/1/2035	7,712	7,521
FNMA UMBS, 30 Year
Pool # 50966, 7.00%, 1/1/2024	—	—
Pool # 250066, 8.00%, 5/1/2024	—	—
Pool # 250103, 8.50%, 7/1/2024	1	1
Pool # 303031, 7.50%, 10/1/2024	—	—
Pool # 308499, 8.50%, 5/1/2025	—	—
Pool # 689977, 8.00%, 3/1/2027	25	25
Pool # 695533, 8.00%, 6/1/2027	24	24
Pool # 313687, 7.00%, 9/1/2027	2	2
Pool # 756024, 8.00%, 9/1/2028	25	25
Pool # 755973, 8.00%, 11/1/2028	73	74
Pool # 455759, 6.00%, 12/1/2028	8	8
Pool # 252211, 6.00%, 1/1/2029	11	11
Pool # 459097, 7.00%, 1/1/2029	4	4
Pool # 889020, 6.50%, 11/1/2029	1,452	1,490
Pool # 598559, 6.50%, 8/1/2031	62	65
Pool # 679886, 6.50%, 2/1/2032	245	253
Pool # 649734, 7.00%, 6/1/2032	9	9
Pool # 682078, 5.50%, 11/1/2032	273	280
Pool # 675555, 6.00%, 12/1/2032	73	74
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # AL0045, 6.00%, 12/1/2032	581	599
Pool # 683351, 5.50%, 2/1/2033	7	7
Pool # 357363, 5.50%, 3/1/2033	300	308
Pool # 674349, 6.00%, 3/1/2033	25	26
Pool # 688625, 6.00%, 3/1/2033	11	11
Pool # 688655, 6.00%, 3/1/2033	4	4
Pool # 695584, 6.00%, 3/1/2033	5	5
Pool # 254693, 5.50%, 4/1/2033	209	215
Pool # 702901, 6.00%, 5/1/2033	85	88
Pool # 720576, 5.00%, 6/1/2033	51	51
Pool # 995656, 7.00%, 6/1/2033	319	329
Pool # 723852, 5.00%, 7/1/2033	62	63
Pool # 729296, 5.00%, 7/1/2033	69	70
Pool # 720155, 5.50%, 7/1/2033	35	35
Pool # 729379, 6.00%, 8/1/2033	21	21
Pool # AA0917, 5.50%, 9/1/2033	806	825
Pool # 737825, 6.00%, 9/1/2033	53	54
Pool # 750977, 4.50%, 11/1/2033	44	43
Pool # 725027, 5.00%, 11/1/2033	165	167
Pool # 755109, 5.50%, 11/1/2033	14	14
Pool # 753174, 4.00%, 12/1/2033	231	223
Pool # 725017, 5.50%, 12/1/2033	360	369
Pool # 759424, 5.50%, 1/1/2034	43	44
Pool # 751341, 5.50%, 3/1/2034	37	37
Pool # 770405, 5.00%, 4/1/2034	429	429
Pool # 776708, 5.00%, 5/1/2034	154	155
Pool # AC1317, 4.50%, 9/1/2034	99	97
Pool # 888568, 5.00%, 12/1/2034	116	117
Pool # 810663, 5.00%, 1/1/2035	84	83
Pool # 995003, 7.50%, 1/1/2035	130	135
Pool # 995156, 7.50%, 3/1/2035	183	192
Pool # 735503, 6.00%, 4/1/2035	373	383
Pool # 827776, 5.00%, 7/1/2035	51	51
Pool # 820347, 5.00%, 9/1/2035	235	237
Pool # 745148, 5.00%, 1/1/2036	175	177
Pool # 888417, 6.50%, 1/1/2036	971	996
Pool # 745275, 5.00%, 2/1/2036	139	140
Pool # 833629, 7.00%, 3/1/2036	8	8
Pool # 745418, 5.50%, 4/1/2036	254	260
Pool # 888016, 5.50%, 5/1/2036	343	351
Pool # 888209, 5.50%, 5/1/2036	217	222
Pool # 870770, 6.50%, 7/1/2036	24	25
Pool # 976871, 6.50%, 8/1/2036	670	690
Pool # AA0922, 6.00%, 9/1/2036	1,230	1,269
Pool # 745948, 6.50%, 10/1/2036	138	144
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	47

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # AA1019, 6.00%, 11/1/2036	148	152
Pool # 888476, 7.50%, 5/1/2037	92	97
Pool # 928584, 6.50%, 8/1/2037	110	115
Pool # 945870, 6.50%, 8/1/2037	185	191
Pool # 986648, 6.00%, 9/1/2037	343	354
Pool # 928670, 7.00%, 9/1/2037	197	195
Pool # 888890, 6.50%, 10/1/2037	263	276
Pool # 888707, 7.50%, 10/1/2037	601	633
Pool # 888892, 7.50%, 11/1/2037	194	209
Pool # AL0662, 5.50%, 1/1/2038	421	431
Pool # 995505, 8.00%, 1/1/2038	11	11
Pool # 929331, 6.00%, 4/1/2038	81	82
Pool # 909236, 7.00%, 9/1/2038	304	322
Pool # 890268, 6.50%, 10/1/2038	314	330
Pool # 995149, 6.50%, 10/1/2038	1,216	1,276
Pool # 934591, 7.00%, 10/1/2038	336	356
Pool # AB2869, 6.00%, 11/1/2038	324	336
Pool # 991908, 7.00%, 11/1/2038	228	237
Pool # 995504, 7.50%, 11/1/2038	146	155
Pool # 257510, 7.00%, 12/1/2038	773	826
Pool # AD0753, 7.00%, 1/1/2039	1,125	1,197
Pool # AD0780, 7.50%, 4/1/2039	740	784
Pool # AC2948, 5.00%, 9/1/2039	438	440
Pool # AC3740, 5.50%, 9/1/2039	183	183
Pool # AC7296, 5.50%, 12/1/2039	242	243
Pool # AD7790, 5.00%, 8/1/2040	2,342	2,360
Pool # AD9151, 5.00%, 8/1/2040	885	892
Pool # AL2059, 4.00%, 6/1/2042	6,396	6,279
Pool # AB9017, 3.00%, 4/1/2043	9,137	8,269
Pool # AT5891, 3.00%, 6/1/2043	11,971	10,833
Pool # AB9860, 3.00%, 7/1/2043	8,575	7,760
Pool # AL7527, 4.50%, 9/1/2043	4,119	4,089
Pool # AL7496, 3.50%, 5/1/2044	17,254	16,186
Pool # AX9319, 3.50%, 12/1/2044	6,399	5,974
Pool # AL7380, 3.50%, 2/1/2045	10,192	9,562
Pool # AS6479, 3.50%, 1/1/2046	23,760	22,290
Pool # BM1213, 4.00%, 4/1/2047	8,095	7,786
Pool # BH7650, 4.00%, 9/1/2047	4,985	4,802
Pool # BM3500, 4.00%, 9/1/2047	29,034	28,246
Pool # BE8344, 4.00%, 11/1/2047	1,337	1,277
Pool # BJ7248, 4.00%, 12/1/2047	3,506	3,380
Pool # BE8349, 4.00%, 1/1/2048	2,140	2,044
Pool # BJ5756, 4.00%, 1/1/2048	4,782	4,536
Pool # BJ7310, 4.00%, 1/1/2048	8,076	7,742
Pool # BJ8237, 4.00%, 1/1/2048	4,627	4,435
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BJ8264, 4.00%, 1/1/2048	3,504	3,358
Pool # BM3375, 4.00%, 1/1/2048	6,008	5,791
Pool # BK1007, 4.00%, 2/1/2048	1,130	1,083
Pool # BK1134, 4.00%, 2/1/2048	4,997	4,776
Pool # BM3665, 4.00%, 3/1/2048	35,092	33,824
Pool # BE8366, 4.50%, 7/1/2048	4,458	4,373
Pool # BK7982, 5.00%, 7/1/2048	4,416	4,478
Pool # BN0271, 4.50%, 9/1/2048	1,385	1,358
Pool # BN1315, 4.50%, 9/1/2048	1,693	1,653
Pool # BN4733, 5.50%, 3/1/2049	245	250
Pool # BK8745, 4.50%, 4/1/2049	2,408	2,350
Pool # FM1939, 4.50%, 5/1/2049	12,287	12,005
Pool # BK8753, 4.50%, 6/1/2049	4,058	3,956
Pool # CA3713, 5.00%, 6/1/2049	2,256	2,246
Pool # BO2305, 4.00%, 7/1/2049	4,585	4,378
Pool # BO5607, 3.50%, 9/1/2049	2,904	2,677
Pool # BO1405, 4.00%, 9/1/2049	5,573	5,277
Pool # BO4392, 3.50%, 1/1/2050	4,259	3,928
Pool # BP5299, 3.50%, 3/1/2050	5,651	5,401
Pool # CA5702, 2.50%, 5/1/2050	50,829	43,480
Pool # CA5729, 3.00%, 5/1/2050	5,600	4,961
Pool # FM3671, 4.50%, 5/1/2050	5,909	5,955
Pool # CA6079, 2.50%, 6/1/2050	47,314	40,201
Pool # BK2746, 2.50%, 7/1/2050	20,455	17,379
Pool # BP9823, 2.50%, 7/1/2050	612	520
Pool # BP9948, 2.50%, 7/1/2050	1,095	930
Pool # CA6361, 2.50%, 7/1/2050	52,815	45,521
Pool # BQ2143, 2.50%, 9/1/2050	14,375	12,215
Pool # BQ1155, 2.50%, 10/1/2050	18,410	15,630
Pool # BQ7669, 2.50%, 10/1/2050	752	639
Pool # FM9523, 2.50%, 7/1/2051	15,838	13,798
Pool # BU0070, 2.50%, 10/1/2051	48,542	41,217
Pool # CB1901, 2.50%, 10/1/2051	45,253	38,890
Pool # FS3611, 2.50%, 12/1/2051	7,424	6,351
Pool # CB2637, 2.50%, 1/1/2052	69,044	58,675
Pool # FS0196, 2.50%, 1/1/2052	72,589	61,572
Pool # CB2670, 3.00%, 1/1/2052	62,621	55,135
Pool # FS0882, 2.50%, 3/1/2052	52,111	44,566
Pool # FS2246, 3.00%, 3/1/2052	45,661	40,937
Pool # BU8924, 3.50%, 4/1/2052	27,627	25,182
Pool # BV7119, 4.50%, 4/1/2052	1,008	973
Pool # BV7121, 4.50%, 4/1/2052	1,160	1,123
Pool # BV7122, 4.50%, 4/1/2052	3,421	3,329
Pool # BV7124, 4.50%, 4/1/2052	1,185	1,150
Pool # CB3629, 4.00%, 5/1/2052 (e)	44,949	42,285
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # FS1669, 4.00%, 5/1/2052	32,084	30,722
Pool # BV7111, 4.50%, 5/1/2052	1,412	1,368
Pool # BV7133, 4.50%, 5/1/2052	1,206	1,169
Pool # CB3786, 4.00%, 6/1/2052 (e)	37,915	35,668
Pool # CB4587, 4.50%, 9/1/2052	19,312	18,617
Pool # CB4642, 6.00%, 9/1/2052	21,606	21,927
Pool # CB5412, 4.00%, 1/1/2053	7,187	6,754
Pool # CB5666, 4.00%, 2/1/2053 (e)	45,574	42,830
FNMA, 30 Year
Pool # 535183, 8.00%, 6/1/2028	2	2
Pool # 252409, 6.50%, 3/1/2029	46	46
Pool # 653815, 7.00%, 2/1/2033	7	7
Pool # 752786, 6.00%, 9/1/2033	78	78
Pool # CA3029, 4.00%, 1/1/2049	5,217	4,859
Pool # CA5105, 3.50%, 2/1/2050	7,736	7,000
FNMA, Other
Pool # AL3594, 2.69%, 4/1/2023 (g)	697	694
Pool # AL3876, 2.40%, 6/1/2023 (g)	1,979	1,964
Pool # AM7654, 2.86%, 1/1/2025	6,067	5,827
Pool # AM7372, 3.05%, 1/1/2025	1,740	1,676
Pool # 470300, 3.64%, 1/1/2025	4,418	4,300
Pool # AM8846, 2.68%, 5/1/2025	5,715	5,442
Pool # AM9149, 2.63%, 6/1/2025	5,890	5,595
Pool # AM9548, 3.17%, 8/1/2025	6,800	6,525
Pool # AM4660, 3.77%, 12/1/2025	4,986	4,868
Pool # AN0767, 3.18%, 1/1/2026	7,846	7,506
Pool # AN1590, 2.40%, 5/1/2026	8,777	8,183
Pool # AN1413, 2.49%, 5/1/2026	20,506	19,142
Pool # AN1497, 2.61%, 6/1/2026	11,034	10,317
Pool # AN1243, 2.64%, 6/1/2026	7,998	7,486
Pool # AN1247, 2.64%, 6/1/2026	9,848	9,219
Pool # 468645, 4.54%, 7/1/2026	2,076	2,060
Pool # AN2367, 2.46%, 8/1/2026	5,966	5,551
Pool # 468927, 4.77%, 8/1/2026	5,022	5,009
Pool # AM6448, 3.25%, 9/1/2026	9,201	8,779
Pool # AM7062, 3.44%, 10/1/2026	7,681	7,373
Pool # AM7117, 3.14%, 12/1/2026	18,205	17,256
Pool # AM7262, 3.19%, 12/1/2026	15,746	14,889
Pool # AM7011, 3.22%, 12/1/2026	2,675	2,542
Pool # FN0029, 4.63%, 12/1/2026 (g)	6,793	6,741
Pool # AM8008, 2.94%, 2/1/2027	11,352	10,672
Pool # AM7515, 3.34%, 2/1/2027	16,000	15,182
Pool # AM8745, 2.81%, 5/1/2027	9,100	8,476
Pool # AM8803, 2.78%, 6/1/2027	3,824	3,562
Pool # AM9087, 3.00%, 6/1/2027	16,041	15,063
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # AM9170, 3.00%, 6/1/2027	4,289	4,030
Pool # AM9345, 3.25%, 7/1/2027	7,216	6,843
Pool # AN7048, 2.90%, 10/1/2027	6,311	5,891
Pool # AM1469, 2.96%, 11/1/2027	3,563	3,336
Pool # AN7669, 2.83%, 12/1/2027	19,497	18,044
Pool # AN8114, 3.00%, 1/1/2028	7,579	7,065
Pool # AN8048, 3.08%, 1/1/2028	43,775	40,911
Pool # AN7943, 3.10%, 1/1/2028	14,473	13,523
Pool # AN1600, 2.59%, 6/1/2028	7,070	6,450
Pool # AN9686, 3.52%, 6/1/2028	40,550	38,627
Pool # AN9486, 3.57%, 6/1/2028	26,476	25,190
Pool # AN2005, 2.73%, 7/1/2028	9,532	8,682
Pool # 387806, 3.55%, 8/1/2028	15,289	14,537
Pool # 109782, 3.55%, 9/1/2028	41,901	39,841
Pool # BL0919, 3.82%, 9/1/2028	18,507	17,877
Pool # BL1040, 3.81%, 12/1/2028	42,090	40,460
Pool # BL0907, 3.88%, 12/1/2028	11,997	11,576
Pool # BL1435, 3.53%, 1/1/2029	23,468	22,252
Pool # BL4317, 2.27%, 9/1/2029	4,585	4,035
Pool # AN6846, 2.93%, 10/1/2029	13,231	12,074
Pool # BL4333, 2.52%, 11/1/2029	41,013	36,319
Pool # AM8123, 2.92%, 2/1/2030	7,578	6,926
Pool # AM7785, 3.17%, 2/1/2030	5,825	5,402
Pool # AM7516, 3.55%, 2/1/2030	13,000	12,225
Pool # BS7388, 4.82%, 3/1/2030	10,490	10,643
Pool # AM8692, 3.03%, 4/1/2030	25,000	22,773
Pool # AM8544, 3.08%, 4/1/2030	14,448	13,275
Pool # AM8889, 2.92%, 5/1/2030	11,320	10,285
Pool # AM8151, 2.94%, 5/1/2030	12,000	10,869
Pool # AN9154, 3.64%, 5/1/2030	4,018	3,811
Pool # BS7669, 4.75%, 5/1/2030 ‡ (e)	7,952	7,971
Pool # AM9020, 2.97%, 6/1/2030	7,429	6,771
Pool # AM9154, 3.18%, 6/1/2030	8,564	7,917
Pool # BS7678, 4.75%, 6/1/2030 ‡ (e)	8,096	8,119
Pool # BS7681, 4.75%, 7/1/2030 ‡ (e)	4,531	4,545
Pool # AN9293, 3.71%, 9/1/2030	60,000	56,996
Pool # BL9494, 1.46%, 12/1/2030	10,000	8,006
Pool # BL0979, 4.05%, 12/1/2030	4,116	4,000
Pool # BS7921, IO, 4.77%, 1/1/2031 (e)	9,012	9,061
Pool # AH9683, 5.00%, 4/1/2031	232	231
Pool # BS2035, 1.84%, 6/1/2031	33,900	27,871
Pool # AN1829, 2.90%, 6/1/2031	7,189	6,484
Pool # BS2422, 1.67%, 7/1/2031	36,050	29,021
Pool # BL3298, 2.86%, 8/1/2031	7,000	6,243
Pool # BL4310, 2.35%, 10/1/2031	11,259	9,684
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	49

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # AN2625, 2.50%, 10/1/2031	9,411	8,182
Pool # AN2513, 2.63%, 10/1/2031	25,000	21,842
Pool # BS4338, 1.82%, 1/1/2032	26,665	21,663
Pool # BS4030, 1.96%, 1/1/2032	20,000	16,525
Pool # BS3869, 2.00%, 1/1/2032	36,000	29,582
Pool # BS4200, 2.05%, 2/1/2032	34,650	28,607
Pool # BM7037, 1.75%, 3/1/2032 (g)	103,217	83,007
Pool # BL5789, 2.40%, 3/1/2032	12,500	10,713
Pool # BS5130, 2.55%, 4/1/2032	48,291	41,992
Pool # BS5069, 2.73%, 4/1/2032	2,469	2,157
Pool # AN5065, 3.34%, 4/1/2032	26,680	24,523
Pool # BS5330, 2.85%, 5/1/2032	14,317	12,656
Pool # BS5298, 3.07%, 5/1/2032	36,743	33,076
Pool # BS5907, 3.54%, 6/1/2032	10,756	10,057
Pool # BS6033, 3.97%, 7/1/2032	2,081	2,014
Pool # BS6193, 4.12%, 7/1/2032	7,871	7,706
Pool # BS6194, 4.13%, 7/1/2032	3,970	3,886
Pool # BS6301, 3.67%, 8/1/2032	19,145	18,087
Pool # BS6258, 3.70%, 8/1/2032	8,167	7,734
Pool # BS6288, 3.89%, 8/1/2032	11,462	11,022
Pool # BS6597, 3.67%, 9/1/2032	13,781	12,927
Pool # BS6305, 3.68%, 9/1/2032	54,320	51,352
Pool # BS6316, 3.76%, 9/1/2032	20,000	19,033
Pool # BS6440, 3.78%, 9/1/2032	10,642	10,144
Pool # BS6339, 3.80%, 9/1/2032	65,061	62,120
Pool # BS6381, 3.89%, 9/1/2032	22,000	21,077
Pool # BS6159, 3.92%, 9/1/2032	6,000	5,785
Pool # BS6845, 4.22%, 10/1/2032	43,000	42,464
Pool # BS6915, 4.60%, 10/1/2032	36,000	36,626
Pool # BM7110, 3.88%, 11/1/2032 (g)	28,331	27,195
Pool # BS6840, 4.18%, 11/1/2032	8,255	8,127
Pool # BS6841, 4.18%, 11/1/2032	11,615	11,440
Pool # BS6995, 4.18%, 11/1/2032	19,825	19,526
Pool # BS6868, 4.61%, 11/1/2032	7,463	7,605
Pool # BS6969, 4.76%, 11/1/2032	13,935	14,326
Pool # AQ7084, 3.50%, 12/1/2032	1,404	1,332
Pool # BS7083, 4.59%, 12/1/2032	34,142	34,683
Pool # BS7019, 4.60%, 12/1/2032	33,325	33,923
Pool # BS7298, 4.86%, 12/1/2032	7,000	7,262
Pool # BS7320, 4.88%, 12/1/2032	14,287	14,715
Pool # 650236, 5.00%, 12/1/2032	4	4
Pool # BS7303, 5.34%, 12/1/2032	10,906	11,538
Pool # BS7496, 4.33%, 1/1/2033	12,054	12,009
Pool # BS7558, 4.40%, 1/1/2033	15,134	15,146
Pool # BS7595, 4.46%, 1/1/2033	9,381	9,450
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BS7147, 4.95%, 1/1/2033	10,746	11,092
Pool # AR7484, 3.50%, 2/1/2033	1,973	1,882
Pool # BS7843, 3.90%, 2/1/2033	60,000	57,741
Pool # BS7850, 4.21%, 2/1/2033	88,000	86,745
Pool # BS7775, IO, 4.14%, 3/1/2033 (e)	10,000	10,059
Pool # BS8110, IO, 4.30%, 3/1/2033 ‡ (e)	43,931	43,191
Pool # AT7117, 3.50%, 6/1/2033	816	773
Pool # AN6000, 3.21%, 7/1/2033	9,573	8,688
Pool # AN9695, 3.67%, 7/1/2033	32,550	30,458
Pool # AN9950, 3.89%, 7/1/2033	9,072	8,556
Pool # BS2642, 1.85%, 8/1/2033	9,225	7,378
Pool # BS3169, 1.82%, 9/1/2033	6,842	5,411
Pool # BS3315, 1.82%, 11/1/2033	10,924	8,519
Pool # BS4824, 2.50%, 2/1/2034	60,280	49,927
Pool # 810997, 5.50%, 10/1/2034	98	96
Pool # AM7122, 3.61%, 11/1/2034	5,093	4,729
Pool # BL5976, 2.49%, 4/1/2035	22,962	18,499
Pool # AM8474, 3.45%, 4/1/2035	4,581	4,193
Pool # AM8475, 3.45%, 4/1/2035	1,858	1,701
Pool # BL6315, 2.20%, 5/1/2035	5,081	3,969
Pool # AM9188, 3.12%, 6/1/2035	23,000	19,996
Pool # BL7110, 1.76%, 7/1/2035	12,500	9,426
Pool # AM9532, 3.63%, 10/1/2035	3,464	3,210
Pool # BS5413, 3.41%, 12/1/2035	10,250	9,054
Pool # AN0375, 3.76%, 12/1/2035	3,459	3,239
Pool # 256051, 5.50%, 12/1/2035	77	76
Pool # 256128, 6.00%, 2/1/2036	13	13
Pool # 880219, 7.00%, 2/1/2036	60	59
Pool # 868763, 6.50%, 4/1/2036	8	8
Pool # 920934, 6.50%, 1/1/2037	271	274
Pool # 888408, 6.00%, 3/1/2037	200	202
Pool # 888373, 7.00%, 3/1/2037	29	30
Pool # 888412, 7.00%, 4/1/2037	25	25
Pool # BS5648, 3.87%, 6/1/2037	10,561	9,695
Pool # BS5650, 3.87%, 6/1/2037	14,180	13,018
Pool # BS5761, 3.87%, 6/1/2037	10,964	10,065
Pool # 995783, 8.00%, 11/1/2037	74	76
Pool # 257209, 5.50%, 5/1/2038	88	88
Pool # MA0127, 5.50%, 6/1/2039	127	125
Pool # AL2606, 4.00%, 3/1/2042	222	205
Pool # AO7225, 4.00%, 7/1/2042	1,395	1,338
Pool # AO9352, 4.00%, 7/1/2042	1,772	1,699
Pool # AO9353, 4.00%, 7/1/2042	1,952	1,872
Pool # MA1125, 4.00%, 7/1/2042	1,337	1,282
Pool # MA1178, 4.00%, 9/1/2042	7,563	7,254
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # MA1213, 3.50%, 10/1/2042	3,297	3,069
Pool # MA1251, 3.50%, 11/1/2042	8,774	8,170
Pool # MA1253, 4.00%, 11/1/2042	6,381	6,120
Pool # AR1397, 3.00%, 1/1/2043	6,296	5,700
Pool # MA1328, 3.50%, 1/1/2043	1,214	1,130
Pool # AQ9999, 3.00%, 2/1/2043	3,244	2,938
Pool # MA1373, 3.50%, 3/1/2043	2,026	1,886
Pool # MA1404, 3.50%, 4/1/2043	5,972	5,560
Pool # AB9096, 4.00%, 4/1/2043	668	639
Pool # AB9196, 3.50%, 5/1/2043	1,743	1,623
Pool # AT4051, 3.50%, 5/1/2043	893	831
Pool # MA1437, 3.50%, 5/1/2043	6,790	6,323
Pool # AT5914, 3.50%, 6/1/2043	4,170	3,883
Pool # MA1463, 3.50%, 6/1/2043	8,265	7,696
Pool # AB9704, 4.00%, 6/1/2043	1,662	1,590
Pool # MA1711, 4.50%, 12/1/2043	9,432	9,269
Pool # AL6167, 3.50%, 1/1/2044	4,399	4,096
Pool # MA1759, 4.00%, 1/1/2044	2,963	2,835
Pool # MA1760, 4.50%, 1/1/2044	2,917	2,866
Pool # AV9286, 4.00%, 2/1/2044	2,284	2,186
Pool # MA1800, 4.00%, 2/1/2044	1,839	1,759
Pool # MA1828, 4.50%, 3/1/2044	7,374	7,247
Pool # MA2429, 4.00%, 10/1/2045	2,098	2,009
Pool # MA2565, 4.00%, 3/1/2046	3,091	2,957
Pool # BM5835, 3.00%, 9/1/2047	11,573	10,314
Pool # AD0523, 6.00%, 11/1/2048	208	207
Pool # BF0131, 3.50%, 8/1/2056	42,748	39,191
Pool # BF0144, 3.50%, 10/1/2056	2,796	2,560
Pool # BF0230, 5.50%, 1/1/2058	43,209	44,508
Pool # BF0341, 5.50%, 1/1/2059	18,643	19,055
Pool # BM7076, 4.00%, 4/1/2059	49,180	46,919
Pool # BM6734, 4.00%, 8/1/2059	36,322	34,563
Pool # BF0464, 3.50%, 3/1/2060	53,355	49,058
Pool # BM7075, 3.00%, 3/1/2061	81,363	70,477
Pool # BF0546, 2.50%, 7/1/2061	81,751	67,655
Pool # BF0562, 3.50%, 9/1/2061	63,313	57,276
Pool # BF0590, 2.50%, 12/1/2061	18,937	15,748
Pool # BF0579, 3.00%, 12/1/2061	23,003	19,925
Pool # BF0583, 4.00%, 12/1/2061	32,894	30,873
Pool # BF0586, 5.00%, 12/1/2061	15,461	15,218
Pool # BF0617, 2.50%, 3/1/2062	69,781	57,749
Pool # BF0602, 3.00%, 3/1/2062	32,599	28,238
Pool # BF0604, 3.50%, 3/1/2062	36,454	32,978
Pool # BF0654, 3.00%, 6/1/2062	38,896	33,692
Pool # BF0655, 3.50%, 6/1/2062 (e)	49,761	45,015
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

GNMA I, 30 Year
Pool # 363030, 7.00%, 9/15/2023	1	1
Pool # 352022, 7.00%, 11/15/2023	—	—
Pool # 366706, 6.50%, 1/15/2024	1	1
Pool # 780965, 9.50%, 12/15/2025	—	—
Pool # 442119, 7.50%, 11/15/2026	2	2
Pool # 411829, 7.50%, 7/15/2027	5	5
Pool # 554108, 6.50%, 3/15/2028	25	26
Pool # 468149, 8.00%, 8/15/2028	3	3
Pool # 468236, 6.50%, 9/15/2028	66	68
Pool # 486537, 7.50%, 9/15/2028	13	13
Pool # 486631, 6.50%, 10/15/2028	4	4
Pool # 466406, 6.00%, 11/15/2028	13	13
Pool # 781328, 7.00%, 9/15/2031	302	313
Pool # 569568, 6.50%, 1/15/2032	264	273
Pool # 591882, 6.50%, 7/15/2032	16	16
Pool # 607645, 6.50%, 2/15/2033	57	59
Pool # 607724, 7.00%, 2/15/2033	39	40
Pool # 783123, 5.50%, 4/15/2033	1,398	1,452
Pool # 604209, 6.50%, 4/15/2033	43	44
Pool # 614546, 5.50%, 6/15/2033	13	13
Pool # 781614, 7.00%, 6/15/2033	91	95
Pool # 781689, 5.50%, 12/15/2033	51	53
Pool # 632415, 5.50%, 7/15/2034	22	22
Pool # 574710, 5.50%, 9/15/2034	19	19
Pool # 782615, 7.00%, 6/15/2035	681	708
Pool # 782025, 6.50%, 12/15/2035	270	277
Pool # 617486, 7.00%, 4/15/2037	80	79
Pool # 782212, 7.50%, 10/15/2037	140	146
Pool # BI6868, 5.00%, 3/15/2049	2,385	2,424
Pool # BM1726, 5.00%, 3/15/2049	1,899	1,929
Pool # CO1894, 4.50%, 7/15/2052	7,691	7,519
GNMA II
Pool # CE5521, ARM, 6.42%, 8/20/2071 (g)	12,055	12,690
Pool # CE5523, ARM, 6.47%, 8/20/2071 (g)	19,471	20,497
Pool # CE9356, ARM, 6.20%, 9/20/2071 (g)	9,017	9,371
Pool # CE5533, ARM, 6.41%, 9/20/2071 (g)	37,178	39,128
Pool # CE5537, ARM, 6.42%, 9/20/2071 (g)	33,902	35,713
Pool # CE5536, ARM, 6.44%, 9/20/2071 (g)	31,419	33,132
Pool # CE5544, ARM, 6.37%, 10/20/2071 (g)	35,181	36,981
Pool # CE5550, ARM, 6.38%, 10/20/2071 (g)	18,198	19,126
Pool # CE5552, ARM, 6.37%, 11/20/2071 (g)	35,464	37,314
Pool # CK2783, ARM, 6.34%, 2/20/2072 (g)	85,543	90,034
Pool # CK2789, ARM, 6.37%, 2/20/2072 (g)	33,257	35,034
Pool # CM0227, ARM, 6.37%, 2/20/2072 (g)	29,701	31,256
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	51

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # CM0228, ARM, 6.64%, 2/20/2072 (g)	21,751	23,192
Pool # CL8129, ARM, 6.26%, 3/20/2072 (g)	20,166	21,138
Pool # CK2802, ARM, 6.31%, 3/20/2072 (g)	26,403	27,765
Pool # CK2800, ARM, 6.34%, 3/20/2072 (g)	23,601	24,883
Pool # CK2794, ARM, 6.35%, 3/20/2072 (g)	44,004	46,348
Pool # CM0234, ARM, 6.36%, 3/20/2072 (g)	32,072	33,790
Pool # CK2791, ARM, 6.37%, 3/20/2072 (g)	40,796	43,028
Pool # CM9946, ARM, 6.37%, 3/20/2072 (g)	18,111	19,070
Pool # CK2793, ARM, 6.39%, 3/20/2072 (g)	40,999	43,257
Pool # CK2803, ARM, 6.31%, 4/20/2072 (g)	42,321	44,557
Pool # BL8377, ARM, 6.37%, 4/20/2072 (g)	36,641	38,733
Pool # CN0126, ARM, 6.36%, 5/20/2072 (g)	35,463	37,390
Pool # CN7634, ARM, 6.42%, 6/20/2072 (g)	26,042	27,624
Pool # 786250, ARM, 6.56%, 6/20/2072 (g)	39,469	42,265
Pool # CL8191, ARM, 6.50%, 7/20/2072 (g)	20,528	21,905
Pool # CO0363, ARM, 6.54%, 7/20/2072 (g)	29,760	31,850
Pool # 786556, 4.63%, 1/20/2073 (g)	42,811	41,795
GNMA II, 30 Year
Pool # 1974, 8.50%, 3/20/2025	—	—
Pool # 1989, 8.50%, 4/20/2025	3	3
Pool # 2006, 8.50%, 5/20/2025	2	2
Pool # 2141, 8.00%, 12/20/2025	1	1
Pool # 2234, 8.00%, 6/20/2026	3	3
Pool # 2270, 8.00%, 8/20/2026	3	3
Pool # 2285, 8.00%, 9/20/2026	4	4
Pool # 2324, 8.00%, 11/20/2026	2	2
Pool # 2499, 8.00%, 10/20/2027	7	7
Pool # 2512, 8.00%, 11/20/2027	6	6
Pool # 2525, 8.00%, 12/20/2027	4	5
Pool # 2549, 7.50%, 2/20/2028	4	4
Pool # 2562, 6.00%, 3/20/2028	16	16
Pool # 2633, 8.00%, 8/20/2028	—	—
Pool # 2646, 7.50%, 9/20/2028	12	12
Pool # 2647, 8.00%, 9/20/2028	1	1
Pool # 2781, 6.50%, 7/20/2029	283	286
Pool # 4224, 7.00%, 8/20/2038	66	69
Pool # 4245, 6.00%, 9/20/2038	1,738	1,833
Pool # 783389, 6.00%, 8/20/2039	823	870
Pool # 783444, 5.50%, 9/20/2039	463	474
Pool # 783967, 4.25%, 12/20/2044	4,602	4,504
Pool # AK8791, 3.75%, 7/20/2045	1,477	1,397
Pool # BD0481, 4.00%, 12/20/2047	1,512	1,445
Pool # BD0484, 4.50%, 12/20/2047	6,117	5,946
Pool # BE0207, 4.50%, 2/20/2048	4,470	4,354
Pool # BE0208, 4.50%, 2/20/2048	5,528	5,393
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BE5169, 4.50%, 2/20/2048	5,404	5,280
Pool # BA7567, 4.50%, 5/20/2048	1,736	1,680
Pool # BG6360, 5.00%, 5/20/2048	7,249	7,415
Pool # BF2574, 5.50%, 5/20/2048	132	134
Pool # BI0728, 5.00%, 7/20/2048	7,922	8,077
Pool # BD0551, 4.50%, 8/20/2048	2,213	2,172
Pool # BI5288, 5.00%, 8/20/2048	9,417	9,546
Pool # BI5289, 5.00%, 8/20/2048	14,565	14,830
Pool # AY2411, 4.25%, 9/20/2048	3,535	3,397
Pool # 784598, 5.00%, 9/20/2048	10,317	10,527
Pool # 784626, 4.50%, 10/20/2048	1,314	1,284
Pool # BK2586, 5.00%, 11/20/2048	1,693	1,706
Pool # BJ7082, 5.00%, 12/20/2048	517	516
Pool # BJ7085, 5.00%, 12/20/2048	1,140	1,160
Pool # BK7169, 5.00%, 12/20/2048	6,775	6,802
Pool # BK8878, 4.50%, 2/20/2049	2,537	2,478
Pool # BK7189, 5.00%, 2/20/2049	6,610	6,662
Pool # BJ9972, 5.50%, 2/20/2049	1,359	1,385
Pool # BK7198, 4.50%, 3/20/2049	2,941	2,857
Pool # BK7199, 5.00%, 3/20/2049	1,512	1,528
Pool # BL8042, 5.00%, 3/20/2049	6,613	6,704
Pool # BL9333, 5.00%, 3/20/2049	2,878	2,937
Pool # BG0079, 5.50%, 3/20/2049	834	850
Pool # BL6756, 5.50%, 3/20/2049	310	313
Pool # BJ1322, 5.00%, 4/20/2049	4,549	4,682
Pool # BJ9622, 5.00%, 4/20/2049	2,280	2,282
Pool # BK7209, 5.00%, 4/20/2049	6,331	6,406
Pool # BL6758, 5.50%, 4/20/2049	1,321	1,346
Pool # BM9664, 4.50%, 5/20/2049	7,687	7,594
Pool # BM9683, 5.00%, 6/20/2049	15,848	16,049
Pool # BO2880, 5.00%, 6/20/2049	437	435
Pool # BN3950, 5.50%, 6/20/2049	2,344	2,378
Pool # BN2629, 4.00%, 7/20/2049	12,827	12,441
Pool # BI0926, 5.00%, 7/20/2049	877	879
Pool # BI0927, 5.00%, 7/20/2049	609	607
Pool # BM2186, 5.00%, 7/20/2049	611	613
Pool # BM2187, 5.00%, 7/20/2049	312	311
Pool # BO2871, 5.00%, 7/20/2049	376	375
Pool # BO2872, 5.00%, 7/20/2049	983	993
Pool # BO2878, 5.00%, 7/20/2049	629	631
Pool # BO2879, 5.00%, 7/20/2049	661	661
Pool # BO3162, 5.00%, 7/20/2049	47,332	49,234
Pool # BO3173, 5.00%, 7/20/2049	1,183	1,184
Pool # BO3174, 5.00%, 7/20/2049	362	360
Pool # BO3175, 5.00%, 7/20/2049	222	227
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # BO8226, 5.00%, 7/20/2049	390	388
Pool # BO8229, 5.00%, 7/20/2049	5,719	5,865
Pool # BO8235, 5.00%, 7/20/2049	652	650
Pool # BO8236, 5.00%, 7/20/2049	431	429
Pool # BP4243, 5.00%, 8/20/2049	11,882	12,069
Pool # BN2649, 3.50%, 9/20/2049	4,009	3,710
Pool # BM9713, 4.50%, 9/20/2049	2,610	2,542
Pool # BP4337, 4.50%, 9/20/2049	15,331	15,294
Pool # BQ3224, 4.50%, 9/20/2049	13,840	13,619
Pool # 784810, 5.00%, 9/20/2049	13,301	13,248
Pool # BM9734, 4.00%, 10/20/2049	3,949	3,794
Pool # 784847, 4.50%, 11/20/2049	22,060	21,400
Pool # BQ8694, 4.50%, 11/20/2049	865	853
Pool # BQ8696, 4.50%, 11/20/2049	921	911
Pool # BR2686, 4.50%, 11/20/2049	2,315	2,261
Pool # BR2687, 4.50%, 11/20/2049	4,242	4,172
Pool # BR2688, 4.50%, 11/20/2049	2,829	2,773
Pool # BR2689, 4.50%, 11/20/2049	3,336	3,320
Pool # BR2739, 4.50%, 11/20/2049	1,620	1,622
Pool # BR2756, 4.50%, 11/20/2049	2,137	2,114
Pool # BR2757, 4.50%, 11/20/2049	2,383	2,351
Pool # BR3820, 4.50%, 11/20/2049	353	344
Pool # BR3821, 4.50%, 11/20/2049	943	917
Pool # BS0953, 4.50%, 11/20/2049	1,752	1,753
Pool # BQ4131, 3.50%, 12/20/2049	13,244	12,372
Pool # BI0940, 4.50%, 12/20/2049	629	615
Pool # BQ3796, 4.50%, 12/20/2049	2,234	2,216
Pool # BR2730, 4.50%, 12/20/2049	781	762
Pool # BR2731, 4.50%, 12/20/2049	708	695
Pool # BR2732, 4.50%, 12/20/2049	1,272	1,278
Pool # BR2755, 4.50%, 12/20/2049	1,134	1,108
Pool # BR3822, 4.50%, 12/20/2049	881	856
Pool # BR3823, 4.50%, 12/20/2049	1,202	1,183
Pool # BR3824, 4.50%, 12/20/2049	1,146	1,141
Pool # BS0951, 4.50%, 12/20/2049	1,885	1,849
Pool # BS0952, 4.50%, 12/20/2049	1,341	1,327
Pool # BQ4132, 3.50%, 1/20/2050	5,578	5,162
Pool # BQ4133, 3.50%, 1/20/2050	5,953	5,531
Pool # BR1548, 3.50%, 1/20/2050	3,960	3,793
Pool # BS8380, 4.50%, 2/20/2050	3,704	3,736
Pool # BP8085, 3.00%, 3/20/2050	4,146	3,702
Pool # BR3892, 4.00%, 3/20/2050	10,566	10,019
Pool # BT8094, 4.00%, 4/20/2050	1,130	1,075
Pool # BT8095, 4.00%, 4/20/2050	5,926	5,630
Pool # BT8096, 4.00%, 4/20/2050	8,030	7,630
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BT8097, 4.00%, 4/20/2050	8,107	7,778
Pool # BT8098, 4.00%, 4/20/2050	10,160	9,778
Pool # BT8099, 4.00%, 4/20/2050	7,711	7,460
Pool # BW7042, 3.50%, 9/20/2050	21,050	19,352
Pool # 785294, 3.50%, 1/20/2051	59,539	53,562
Pool # MA7534, 2.50%, 8/20/2051	262,250	227,369
Pool # MA7649, 2.50%, 10/20/2051	38,270	33,150
Pool # CH9031, 3.50%, 10/20/2051	22,650	20,821
Pool # CI9257, 3.50%, 11/20/2051	26,801	24,637
Pool # CK1527, 3.50%, 12/20/2051	7,580	7,014
Pool # CK1600, 4.00%, 1/20/2052	17,501	16,595
Pool # CK7137, 4.00%, 1/20/2052	29,905	28,266
Pool # 786362, 3.00%, 2/20/2052	39,231	34,109
Pool # CL2553, 4.00%, 2/20/2052	19,882	18,792
Pool # CM2213, 3.00%, 3/20/2052	8,236	7,272
Pool # CL2574, 4.00%, 3/20/2052	12,727	12,029
Pool # CL2575, 4.00%, 3/20/2052	6,122	5,788
Pool # CM1194, 4.00%, 4/20/2052	14,929	14,111
Pool # MA8200, 4.00%, 8/20/2052	162,717	153,794
GNMA II, Other
Pool # AD0858, 3.75%, 9/20/2038	545	519
Pool # 4285, 6.00%, 11/20/2038	11	12
Pool # AD0862, 3.75%, 1/20/2039	957	902
Pool # 784879, 4.14%, 11/20/2069 (g)	14,280	13,478
Pool # 785137, 3.09%, 8/20/2070 (g)	17,963	16,030
Pool # 785183, 2.94%, 10/20/2070 (g)	35,340	31,365
Pool # 785863, 3.09%, 12/20/2071 (g)	12,366	10,981
Total Mortgage-Backed Securities (Cost $7,381,046)		6,926,150
Asset-Backed Securities — 13.8%
Academic Loan Funding Trust Series 2013-1A, Class A, 5.42%, 12/26/2044 (b) (g)	1,517	1,469
ACC Frn Series 2019-AA, 0.25%, 6/15/2023 ‡	61,254	61,039
Accelerated Assets LLC Series 2018-1, Class A, 3.87%, 12/2/2033 (b)	5,537	5,310
ACHV ABS TRUST Series 2023-1PL, Class A, 6.42%, 3/18/2030 (b)	5,705	5,713
ACM Auto Trust Series 2023-1A, Class A, 6.61%, 1/22/2030 (b)	38,180	38,168
Air Canada Pass-Through Trust (Canada)
Series 2013-1, Class A, 4.13%, 5/15/2025 (b)	8,145	7,724
Series 2015-1, Class A, 3.60%, 3/15/2027 (b)	3,689	3,408
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	53

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2017-1, Class AA, 3.30%, 1/15/2030 (b)	6,621	5,675
Series 2017-1, Class A, 3.55%, 1/15/2030 (b)	6,381	5,494
American Airlines Pass-Through Trust
Series 2014-1, Class A, 3.70%, 10/1/2026	242	218
Series 2015-2, Class A, 4.00%, 9/22/2027	10,555	9,325
Series 2016-2, Class A, 3.65%, 6/15/2028	5,037	4,328
Series 2016-3, Class AA, 3.00%, 10/15/2028	8,448	7,482
Series 2017-2, Class A, 3.60%, 10/15/2029	8,450	7,074
Series 2021-1, Class B, 3.95%, 7/11/2030	11,537	10,091
American Credit Acceptance Receivables Trust
Series 2020-2, Class C, 3.88%, 4/13/2026 (b)	872	868
Series 2022-4, Class C, 7.86%, 2/15/2029 (b)	14,000	14,467
American Homes 4 Rent Trust
Series 2014-SFR2, Class A, 3.79%, 10/17/2036 (b)	10,658	10,353
Series 2014-SFR2, Class B, 4.29%, 10/17/2036 (b)	2,400	2,338
Series 2014-SFR2, Class D, 5.15%, 10/17/2036 (b)	8,100	7,950
Series 2014-SFR2, Class E, 6.23%, 10/17/2036 (b)	7,300	7,183
Series 2014-SFR3, Class A, 3.68%, 12/17/2036 (b)	8,470	8,196
Series 2014-SFR3, Class C, 4.60%, 12/17/2036 (b)	3,750	3,658
Series 2014-SFR3, Class E, 6.42%, 12/17/2036 (b)	16,970	16,771
Series 2015-SFR1, Class A, 3.47%, 4/17/2052 (b)	15,579	14,848
Series 2015-SFR1, Class E, 5.64%, 4/17/2052 (b)	7,420	7,292
Series 2015-SFR2, Class E, 6.07%, 10/17/2052 (b)	1,415	1,390
American Tower Trust #1, 3.07%, 3/15/2023 (b)	6,220	6,211
AMSR Trust
Series 2020-SFR1, Class E, 3.22%, 4/17/2037 (b)	40,100	37,016
Series 2020-SFR2, Class C, 2.53%, 7/17/2037 (b)	2,949	2,725
Series 2020-SFR2, Class D, 3.28%, 7/17/2037 (b)	15,495	14,444
Series 2020-SFR2, Class E1, 4.03%, 7/17/2037 (b)	12,912	12,164
Series 2020-SFR3, Class E2, 2.76%, 9/17/2037 (b)	9,600	8,629
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2020-SFR4, Class D, 2.01%, 11/17/2037 (b)	20,000	17,786
Series 2020-SFR4, Class E1, 2.21%, 11/17/2037 (b)	19,000	16,788
Series 2019-SFR1, Class E, 3.47%, 1/19/2039 (b)	7,800	6,904
Series 2022-SFR1, Class E1, 4.39%, 3/17/2039 (b)	28,018	25,212
Series 2022-SFR3, Class D, 4.00%, 10/17/2039 (b)	22,000	19,460
Series 2023-SFR1, Class D, 4.00%, 4/17/2040 (b) (e)	22,082	19,437
Aqua Finance Trust
Series 2017-A, Class A, 3.72%, 11/15/2035 (b)	2,429	2,394
Series 2019-A, Class A, 3.14%, 7/16/2040 (b)	3,991	3,749
Series 2020-AA, Class B, 2.79%, 7/17/2046 (b)	2,750	2,366
Arm Master Trust LLC Agricultural Loan Backed Notes Series 2021-T1, Class A, 2.43%, 11/15/2027 ‡ (b)	31,250	28,884
Avis Budget Rental Car Funding AESOP LLC Series 2020-1A, Class A, 2.33%, 8/20/2026 (b)	24,040	22,321
Bridge Trust Series 2022-SFR1, Class D, 4.45%, 11/17/2037 (b)	17,966	16,423
British Airways Pass-Through Trust (United Kingdom)
Series 2018-1, Class AA, 3.80%, 9/20/2031 (b)	6,367	5,762
Series 2018-1, Class A, 4.13%, 9/20/2031 (b)	10,222	8,815
Series 2019-1, Class AA, 3.30%, 12/15/2032 (b)	8,492	7,301
Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035 ‡ (b)	8,298	7,812
Series 2021-1A, Class A, 2.16%, 4/15/2036 ‡ (b)	34,007	30,539
Series 2021-1A, Class B, 2.92%, 4/15/2036 ‡ (b)	3,460	2,991
Series 2022-1A, Class A, 4.46%, 6/15/2037 ‡ (b)	71,624	67,122
Caerus Uinta Abs I LLC
Series 2023-1A, Class A1, 7.48%, 4/28/2040 ‡ (b)	21,000	20,737
Series 2023-1A, Class A2, 7.85%, 4/28/2040 ‡ (b)	30,000	29,625
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Camillo Issuer LLC
Series 2016-SFR, Class 1-A-1, 5.00%, 12/5/2023 ‡	37,776	37,531
Series 2018-SFR1, Class A, 5.25%, 6/5/2028 ‡ (b)	40,846	40,622
Cars Net Lease Mortgage Notes Series 2020-1A, Class A3, 3.10%, 12/15/2050 (b)	12,226	10,620
CARS-DB4 LP
Series 2020-1A, Class A5, 3.48%, 2/15/2050 (b)	5,701	5,062
Series 2020-1A, Class A6, 3.81%, 2/15/2050 (b)	5,949	4,947
CFIN Issuer LLC Series 2022-RTL1, Class AA, 3.25%, 2/16/2026 ‡ (b)	73,400	70,156
Chase Funding Trust
Series 2003-4, Class 1A5, 4.88%, 5/25/2033 (f)	608	571
Series 2003-6, Class 1A5, 4.84%, 11/25/2034 (f)	720	709
Series 2003-6, Class 1A7, 4.84%, 11/25/2034 (f)	1,228	1,208
CIG Auto Receivables Trust Series 2019-1A, Class C, 3.82%, 8/15/2024 (b)	174	174
Citibank Credit Card Issuance Trust Series 2007-A3, Class A3, 6.15%, 6/15/2039	950	1,040
CN MEZZ P Frn Series 2022-SFR1, 3.95%, 4/15/2026 ‡	6,250	6,188
Consumer Receivables Asset Investment Trust
Series 2021-1, Class A1X, 8.51%, 12/15/2024 (b) (g)	22,125	22,567
Series 2021-1, Class A1Y, 8.51%, 12/15/2024 (b) (g)	4,761	4,795
Continental Finance Credit Card ABS Master Trust Series 2022-A, Class A, 6.19%, 10/15/2030 (b)	60,885	58,155
COOF Securitization Trust Ltd. Series 2014-1, Class A, 3.02%, 6/25/2040 (b) (g)	2,546	133
CoreVest American Finance Trust
Series 2019-2, Class B, 3.42%, 6/15/2052 (b)	5,250	4,680
Series 2019-2, Class C, 3.68%, 6/15/2052 (b)	5,526	4,825
Series 2019-3, Class A, 2.71%, 10/15/2052 (b)	21,388	20,107
CPS Auto Receivables Trust Series 2022-D, Class C, 7.69%, 1/16/2029 (b)	10,000	10,114
Credit Acceptance Auto Loan Trust
Series 2020-1A, Class C, 2.59%, 6/15/2029 (b)	25,115	24,976
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2020-3A, Class C, 2.28%, 2/15/2030 (b)	12,000	11,297
Series 2022-1A, Class C, 5.70%, 10/15/2032 (b)	43,105	41,680
Series 2022-3A, Class D, 9.00%, 4/18/2033 (b)	50,000	49,178
Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 2/16/2027 (b)	4,078	4,001
Crossroads Asset Trust Series 2021-A, Class A2, 0.82%, 3/20/2024 (b)	277	276
Crown Castle Towers LLC, 4.24%, 7/15/2028 (b)	10,000	9,089
CVS Pass-Through Trust, 6.94%, 1/10/2030	762	778
CWABS, Inc. Asset-Backed Certificates
Series 2004-1, Class M1, 5.37%, 3/25/2034 (g)	51	49
Series 2004-1, Class M2, 5.44%, 3/25/2034 (g)	42	41
Series 2004-1, Class 3A, 5.18%, 4/25/2034 (g)	220	200
CWABS, Inc. Asset-Backed Certificates Trust Series 2004-6, Class M1, 5.52%, 10/25/2034 (g)	62	61
Diversified Abs Phase LLC Series VI, Class A, 7.50%, 11/28/2039 ‡	46,975	45,801
Drive Auto Receivables Trust Series 2019-4, Class D, 2.70%, 2/16/2027	9,549	9,420
DT Auto Owner Trust
Series 2019-1A, Class D, 3.87%, 11/15/2024 (b)	840	840
Series 2020-3A, Class C, 1.47%, 6/15/2026 (b)	6,706	6,541
Series 2022-3A, Class C, 7.69%, 7/17/2028 (b)	15,250	15,756
Series 2022-3A, Class D, 8.14%, 7/17/2028 (b)	46,500	47,898
Series 2023-1A, Class D, 6.44%, 11/15/2028 (b)	15,550	15,350
Elara HGV Timeshare Issuer LLC
Series 2017-A, Class B, 2.96%, 3/25/2030 (b)	1,622	1,545
Series 2017-A, Class C, 3.31%, 3/25/2030 (b)	1,095	1,037
Evergy Metro, Inc., 3.15%, 3/15/2023	3,255	3,253
Exeter Automobile Receivables Trust
Series 2019-1A, Class D, 4.13%, 12/16/2024 (b)	1,640	1,638
Series 2019-3A, Class D, 3.11%, 8/15/2025 (b)	10,704	10,556
Series 2020-1A, Class D, 2.73%, 12/15/2025 (b)	19,213	18,825
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	55

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2022-5A, Class C, 6.51%, 12/15/2027	8,600	8,700
Series 2022-3A, Class D, 6.76%, 9/15/2028	39,700	39,430
Series 2022-5A, Class D, 7.40%, 2/15/2029	12,600	12,721
Series 2022-6A, Class D, 8.03%, 4/6/2029	13,806	14,256
Series 2023-1A, Class D, 6.69%, 6/15/2029	8,805	8,765
FHF Trust
Series 2021-1A, Class A, 1.27%, 3/15/2027 (b)	5,835	5,600
Series 2022-2A, Class A, 6.14%, 12/15/2027 (b)	37,070	36,646
FirstKey Homes Trust
Series 2022-SFR3, Class D, 3.50%, 7/17/2026 (b)	7,187	6,454
Series 2020-SFR1, Class D, 2.24%, 8/17/2037 (b)	6,450	5,836
Series 2020-SFR1, Class E, 2.79%, 8/17/2037 (b)	11,250	10,261
Series 2020-SFR2, Class E, 2.67%, 10/19/2037 (b)	57,000	51,587
Series 2021-SFR1, Class D, 2.19%, 8/17/2038 (b)	14,400	12,313
Series 2021-SFR1, Class E1, 2.39%, 8/17/2038 (b)	12,500	10,695
Series 2022-SFR1, Class E1, 5.00%, 5/17/2039 (b)	36,486	33,031
Series 2022-SFR2, Class E1, 4.50%, 7/17/2039 (b)	50,000	43,569
Flagship Credit Auto Trust Series 2022-4, Class D, 8.86%, 10/16/2028 (b)	11,330	11,920
FMC GMSR Issuer Trust
Series 2021-SAT1, 3.65%, 2/25/2024 ‡ (b) (g)	116,200	111,180
Series 2020-GT1, Class A, 4.45%, 1/25/2026 (b) (g)	56,650	50,653
Series 2021-GT1, Class A, 3.62%, 7/25/2026 (b) (g)	43,050	36,253
Series 2021-GT2, Class A, 3.85%, 10/25/2026 (b) (g)	51,910	43,971
Series 2022-GT1, Class A, 6.19%, 4/25/2027 (b)	65,000	58,843
Series 2022-GT2, Class A, 7.90%, 7/25/2027 (b)	40,000	38,294
FNMA, Grantor Trust Series 2017-T1, Class A, 2.90%, 6/25/2027	86,272	79,975
Foundation Finance Trust
Series 2019-1A, Class A, 3.86%, 11/15/2034 (b)	4,893	4,800
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2019-1A, Class C, 5.66%, 11/15/2034 ‡ (b)	18,930	18,121
Series 2020-1A, Class A, 3.54%, 7/16/2040 (b)	19,230	18,494
Foursight Capital Automobile Receivables Trust Series 2021-1, Class D, 1.32%, 3/15/2027 (b)	900	835
FREED ABS Trust
Series 2022-3FP, Class A, 4.50%, 8/20/2029 (b)	1,774	1,771
Series 2022-3FP, Class C, 7.05%, 8/20/2029 (b)	8,000	7,993
Series 2022-4FP, Class B, 7.58%, 12/18/2029 (b)	24,000	24,020
Series 2022-4FP, Class C, 8.59%, 12/18/2029 (b)	14,500	14,574
Freedom Frn Series 2021-SAVF1, 4.90%, 3/25/2023 ‡ (g)	41,328	40,708
GE Capital Mortgage Services, Inc. Trust Series 1999-HE1, Class M, 6.71%, 4/25/2029 (g)	84	69
GLS Auto Receivables Issuer Trust
Series 2022-2A, Class C, 5.30%, 4/17/2028 (b)	15,905	15,532
Series 2022-2A, Class D, 6.15%, 4/17/2028 (b)	19,357	18,876
Gold Key Resorts LLC Series 2014-A, Class A, 3.22%, 3/17/2031 (b)	181	179
Goodgreen Series 2019-2A, Class A, 2.76%, 4/15/2055 ‡ (b)	20,920	18,093
Goodgreen Trust
Series 2016-1A, Class A, 3.23%, 10/15/2052 ‡ (b)	9,115	8,349
Series 2017-1A, Class A, 3.74%, 10/15/2052 ‡ (b)	2,662	2,427
Series 2017-2A, Class A, 3.26%, 10/15/2053 ‡ (b)	12,581	11,345
Harvest SBA Loan Trust Series 2021-1, Class A, 6.51%, 4/25/2048 ‡ (b) (g)	5,024	4,937
HERO Funding (Cayman Islands)
Series 2017-3A, Class A2, 3.95%, 9/20/2048 ‡ (b)	8,777	8,133
Series 2018-1A, Class A2, 4.67%, 9/20/2048 ‡ (b)	11,115	10,566
HERO Funding II (Cayman Islands)
3.75%, 9/21/2044 ‡	4,040	3,483
Series 2016-4B, Class B, 4.99%, 9/20/2047 ‡ (b)	1,146	1,106
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
HERO Funding Trust
Series 2016-3A, Class A1, 3.08%, 9/20/2042 ‡ (b)	3,198	2,946
Series 2016-4A, Class A1, 3.57%, 9/20/2047 ‡ (b)	968	907
Series 2016-4A, Class A2, 4.29%, 9/20/2047 ‡ (b)	2,016	1,928
Series 2017-1A, Class A2, 4.46%, 9/20/2047 ‡ (b)	7,098	6,740
Hilton Grand Vacations Trust
Series 2017-AA, Class A, 2.66%, 12/26/2028 (b)	660	652
Series 2020-AA, Class A, 2.74%, 2/25/2039 (b)	7,023	6,590
HINNT LLC Series 2022-A, Class C, 5.58%, 5/15/2041 (b)	12,801	12,466
Home Partners of America Trust
Series 2021-2, Class E1, 2.85%, 12/17/2026 (b)	39,654	34,528
Series 2021-2, Class E2, 2.95%, 12/17/2026 (b)	9,450	8,231
Series 2021-3, Class D, 3.00%, 1/17/2041 (b)	41,965	34,381
Hyundai Auto Lease Securitization Trust Series 2023-A, Class A4, 4.94%, 11/16/2026 (b)	13,250	13,132
INVH Mezzanin Frn Series 2021-SFR1, 2.50%, 1/25/2024 ‡	35,000	34,650
JetBlue Pass-Through Trust
Series 2019-1, Class B, 8.00%, 11/15/2027	2,165	2,140
Series 2020-1, Class B, 7.75%, 11/15/2028	4,748	4,661
Jonah, 7.80%, 11/10/2037 ‡ (h)	42,621	42,195
Jonah Energy Abs I LLC Series 2022-1, Class A1, 7.20%, 12/10/2037 ‡ (b)	34,457	34,148
KGS-Alpha SBA COOF Trust
Series 2012-3, Class A, IO, 0.00%, 9/25/2026 (b) (g)	228	—
Series 2014-1, Class A, IO, 1.73%, 10/25/2032 (b) (g)	8,457	258
Series 2012-4, Class A, IO, 0.86%, 9/25/2037 (b) (g)	14,377	313
Series 2012-2, Class A, IO, 0.77%, 8/25/2038 (b) (g)	9,187	141
Series 2013-2, Class A, IO, 1.63%, 3/25/2039 (b) (g)	9,088	315
Series 2012-6, Class A, IO, 0.60%, 5/25/2039 (b) (g)	8,260	100
Series 2014-2, Class A, IO, 2.87%, 4/25/2040 (b) (g)	2,336	118
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2015-2, Class A, IO, 3.70%, 7/25/2041 (b) (g)	2,373	238
Lendingpoint Asset Securitization Trust
Series 2021-B, Class A, 1.11%, 2/15/2029 (b)	4,268	4,250
Series 2022-C, Class C, 8.68%, 2/15/2030 (b)	5,400	5,373
LendingPoint Asset Securitization Trust Series 2020-REV1, Class B, 4.49%, 10/15/2028 (b)	32,938	32,182
Lendingpoint SPE Trust
Series 2020-VFN1, Class A1B, 8.84%, 12/15/2026 ‡ (b) (g)	18,467	18,413
Series 2020-VFN1, Class A2B1, 8.84%, 12/15/2026 ‡ (b) (g)	5,890	5,866
Lendmark Funding Trust
Series 2019-2A, Class A, 2.78%, 4/20/2028 (b)	11,105	10,883
Series 2019-2A, Class B, 3.22%, 4/20/2028 (b)	6,150	5,838
Series 2021-2A, Class C, 3.09%, 4/20/2032 (b)	9,780	7,871
Series 2022-1A, Class D, 8.16%, 7/20/2032 (b)	27,660	26,498
LFT CRE Ltd. Series 2021-FL1, Class C, 6.54%, 6/15/2039 (b) (g)	29,810	28,633
LMREC LLC Series 2021-CRE4, Class A, 5.67%, 4/22/2037 ‡ (b) (g)	10,203	10,057
Long Beach Mortgage Loan Trust
Series 2004-1, Class M1, 5.37%, 2/25/2034 (g)	636	605
Series 2004-3, Class M1, 5.47%, 7/25/2034 (g)	235	223
LP LMS Asset Securitization Trust, 3.23%, 10/15/2028 ‡	12,219	12,106
Mariner Finance Issuance Trust
Series 2019-AA, Class A, 2.96%, 7/20/2032 (b)	13,340	13,186
Series 2021-BA, Class D, 3.42%, 11/20/2036 (b)	11,935	9,400
Series 2022-AA, Class B, 7.20%, 10/20/2037 (b)	17,850	17,758
Marlette Funding Trust
Series 2022-2A, Class B, 5.50%, 8/15/2032 (b)	13,500	13,200
Series 2023-1A, Class B, 6.50%, 4/15/2033 (b)	10,764	10,748
Mercury Financial Credit Card Master Trust Series 2023-1A, Class A, 8.04%, 9/20/2027 (b)	47,500	47,118
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	57

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Mid-State Capital Corp. Trust Series 2006-1, Class M1, 6.08%, 10/15/2040 (b)	3,501	3,390
MVW Owner Trust Series 2019-1A, Class A, 2.89%, 11/20/2036 (b)	5,049	4,760
New Century Home Equity Loan Trust Series 2003-5, Class AI6, 4.82%, 11/25/2033 (f)	802	753
NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (b)	21,979	20,266
Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (b)	34,176	30,303
Series 2021-GNT1, Class A, 3.47%, 11/25/2026 (b)	46,357	41,226
Octane Receivables Trust
Series 2022-1A, Class C, 5.21%, 8/21/2028 (b)	4,908	4,710
Series 2022-1A, Class D, 5.54%, 2/20/2029 (b)	4,235	3,958
Series 2023-1A, Class C, 6.37%, 9/20/2029 ‡ (b)	3,400	3,388
Series 2023-1A, Class D, 7.76%, 3/20/2030 ‡ (b)	10,792	10,785
OL SP LLC
Series 2018, Class A, 4.16%, 2/9/2030 ‡	1,233	1,220
Series 2018, Class B, 4.61%, 2/9/2030 ‡	385	381
Oportun Funding XIII LLC Series 2019-A, Class A, 3.08%, 8/8/2025 (b)	27,770	27,064
Oportun Funding XIV LLC Series 2021-A, Class A, 1.21%, 3/8/2028 (b)	20,285	19,097
Oportun Issuance Trust
Series 2022-2, Class A, 5.94%, 10/9/2029 (b)	32,969	32,816
Series 2021-B, Class A, 1.47%, 5/8/2031 (b)	38,800	34,739
Series 2022-A, Class A, 5.05%, 6/9/2031 (b)	26,300	25,494
Series 2022-A, Class B, 5.25%, 6/9/2031 (b)	13,299	12,277
Series 2021-C, Class A, 2.18%, 10/8/2031 (b)	8,000	7,104
Orange Lake Timeshare Trust Series 2019-A, Class B, 3.36%, 4/9/2038 (b)	4,408	4,155
Pendoor Proper, Zero Coupon, 2/15/2026 ‡ (b)	68,650	65,389
PNMAC GMSR ISSUER TRUST Series 2022-GT1, Class A, 8.73%, 5/25/2027 (b) (g)	60,745	60,445
Prestige Auto Receivables Trust
Series 2022-1A, Class B, 6.55%, 7/17/2028 (b)	8,700	8,788
Series 2022-1A, Class C, 7.09%, 8/15/2028 (b)	5,800	5,854
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

PRET LLC
Series 2021-NPL6, Class A1, 2.49%, 7/25/2051 (b) (f)	20,905	19,473
Series 2021-RN4, Class A1, 2.49%, 10/25/2051 (b) (g)	37,131	34,487
Pretium Mortgage Credit Partners I LLC
Series 2021-NPL2, Class A1, 1.99%, 6/27/2060 (b) (f)	20,577	18,969
Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (b) (f)	43,622	40,932
Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 (b) (f)	24,808	22,969
Progress Residential Trust
Series 2020-SFRMEZZ, 6.38%, 10/16/2025 ‡	45,000	43,650
Series 2022-SFR2, Class E1, 4.55%, 4/17/2027 (b)	55,300	49,876
Series 2020-SFR2, Class A, 2.08%, 6/17/2037 (b)	27,421	25,370
Series 2021-SFR2, Class E1, 2.55%, 4/19/2038 (b)	16,700	14,356
Series 2021-SFR8, Class A, 1.51%, 10/17/2038 (b)	7,578	6,575
Series 2021-SFR8, Class E1, 2.38%, 10/17/2038 (b)	35,000	29,458
Series 2021-SFR11, Class D, 3.13%, 1/17/2039 (b)	11,560	9,507
Series 2021-SFR11, Class E1, 3.38%, 1/17/2039 (b)	23,735	19,522
Series 2022-SFR3, Class E1, 5.20%, 4/17/2039 (b)	50,390	47,195
Series 2022-SFR1, Class C, 3.46%, 2/17/2041 (b)	14,649	12,717
Series 2022-SFR1, Class D, 3.65%, 2/17/2041 (b)	21,816	18,648
Purewest Funding II LLC Series 2022-1, Class A1, 5.81%, 12/5/2037 ‡ (b)	42,569	41,368
ReadyCap Lending Small Business Loan Trust Series 2019-2, Class A, 7.25%, 12/27/2044 (b) (g)	8,983	8,574
Regional Management Issuance Trust
Series 2020-1, Class A, 2.34%, 10/15/2030 (b)	16,100	15,267
Series 2022-2B, Class B, 8.51%, 11/17/2032 (b)	17,183	17,295
Renaissance Home Equity Loan Trust Series 2007-2, Class AF2, 5.68%, 6/25/2037 (f)	96	29
Renew (Cayman Islands) Series 2017-1A, Class A, 3.67%, 9/20/2052 ‡ (b)	3,411	3,095
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Repo Buyer Series 2019-PC, 6.85%, 8/15/2024 ‡ (g)	14,694	14,106
Rillion Capital III Frn, 7.50%, 11/15/2024 ‡	77,474	77,474
RMIP Series 2019-1B, Zero Coupon, 8/25/2023 ‡	7,087	6,945
Santander Drive Auto Receivables Trust Series 2022-7, Class C, 6.69%, 3/17/2031	13,325	13,715
SART
Series 2019-1-RR A, 3.25%, 10/15/2024 ‡	606	603
Series 2A, 2.75%, 4/15/2026 ‡	1,467	1,454
Series 3, 2.50%, 7/15/2027 ‡	2,755	2,715
SART CRR Series 4A, 2.51%, 10/15/2024 ‡	2,970	2,895
SCF Equipment Leasing LLC
Series 2022-1A, Class D, 3.79%, 11/20/2031 (b)	11,735	10,370
Series 2022-2A, Class B, 6.50%, 2/20/2032 (b)	15,677	15,629
Series 2022-2A, Class D, 6.50%, 10/20/2032 (b)	19,930	18,655
Securitized Asset-Backed Receivables LLC Trust Series 2006-CB1, Class AF2, 2.89%, 1/25/2036 (f)	380	301
Sierra Timeshare Receivables Funding LLC
Series 2020-2A, Class C, 3.51%, 7/20/2037 (b)	3,621	3,406
Series 2022-1A, Class C, 3.94%, 10/20/2038 (b)	4,498	4,236
Sonoran Auto Receivables Trust Series 2018-1, 4.75%, 6/15/2025 ‡	10,271	10,168
Spirit Airlines Pass-Through Trust Series 2017-1, Class AA, 3.38%, 2/15/2030	3,152	2,805
Stanwich Mortgage Loan Co. LLC Series 2021-NPB1, Class A1, 2.73%, 10/16/2026 (b) (f)	23,145	20,344
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
Series 2004-6XS, Class A5A, 6.03%, 3/25/2034 (f)	106	105
Series 2004-6XS, Class A5B, 6.05%, 3/25/2034 (f)	85	84
Structured Asset Securities Corp. Pass-Through Certificates
Series 2002-AL1, Class A2, 3.45%, 2/25/2032	41	35
Series 2002-AL1, Class A3, 3.45%, 2/25/2032	195	109
Terra ABS I LLC
Series 2022-1A, Class A1, 8.15%, 12/22/2042 ‡ (b)	34,680	34,767
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2022-1A, Class A2, 8.18%, 12/22/2042 ‡ (b)	29,259	29,186
Tricolor Auto Securitization Trust
Series 2022-1A, Class B, 4.34%, 5/15/2025 (b)	3,367	3,311
Series 2022-1A, Class C, 4.71%, 8/15/2025 (b)	3,495	3,430
Series 2022-1A, Class D, 5.38%, 1/15/2026 (b)	6,285	6,062
Tricon American Homes Trust
Series 2019-SFR1, Class D, 3.20%, 3/17/2038 (b)	4,641	4,232
Series 2019-SFR1, Class E, 3.40%, 3/17/2038 (b)	11,000	9,922
United Airlines Pass-Through Trust
Series 2012-1, Class A, 4.15%, 4/11/2024	1,661	1,628
Series 2013-1, Class A, 4.30%, 8/15/2025	14,945	14,284
Series 2016-2, Class B, 3.65%, 10/7/2025	16,338	15,124
Series 2016-1, Class B, 3.65%, 1/7/2026	1,720	1,590
Series 2018-1, Class B, 4.60%, 3/1/2026	14,363	13,728
Series 2014-1, Class A, 4.00%, 4/11/2026	4,618	4,323
Series 2014-2, Class A, 3.75%, 9/3/2026	8,239	7,764
Series 2019-2, Class B, 3.50%, 5/1/2028	8,700	7,868
Series 2016-1, Class AA, 3.10%, 7/7/2028	2,058	1,829
Series 2016-1, Class A, 3.45%, 7/7/2028	19,519	16,745
Series 2016-2, Class AA, 2.88%, 10/7/2028	1,324	1,180
Series 2016-2, Class A, 3.10%, 10/7/2028	15,362	13,228
Series 2018-1, Class AA, 3.50%, 3/1/2030	16,001	14,323
Series 2018-1, Class A, 3.70%, 3/1/2030	1,992	1,703
Series 2019-1, Class AA, 4.15%, 8/25/2031	12,620	11,372
Series 2019-1, Class A, 4.55%, 8/25/2031	11,416	10,230
Series 2019-2, Class AA, 2.70%, 5/1/2032	6,635	5,561
United Auto Credit Securitization Trust
Series 2022-2, Class B, 5.41%, 12/10/2025 (b)	4,500	4,448
Series 2022-2, Class C, 5.81%, 5/10/2027 (b)	1,927	1,901
Series 2023-1, Class C, 6.28%, 7/10/2028 (b)	8,000	7,897
Upstart Pass-Through Trust Series 2021-ST2, Class A, 2.50%, 4/20/2027 (b)	3,088	2,935
Upstart Structured Pass-Through Trust Series 2022-4A, Class A, 7.01%, 11/15/2030 (b)	21,717	21,753
US Auto Funding Trust Series 2022-1A, Class C, 6.21%, 9/15/2026 (b)	40,434	38,234
USASF Receivables LLC Series 2020-1A, Class B, 3.22%, 5/15/2024 (b)	778	778
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	59

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
VCAT LLC
Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (b) (f)	22,480	21,018
Series 2021-NPL5, Class A1, 1.87%, 8/25/2051 (b) (f)	13,759	12,559
vMobo, Inc., 7.46%, 7/18/2027 ‡	110,600	106,729
VOLT C LLC Series 2021-NPL9, Class A1, 1.99%, 5/25/2051 (b) (f)	7,655	6,926
VOLT CVI LLC Series 2021-NP12, Class A1, 2.73%, 12/26/2051 (b) (f)	11,387	10,309
VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (b) (f)	40,208	36,278
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (b) (f)	47,971	44,147
VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (b) (f)	41,035	37,128
VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 (b) (f)	16,702	15,234
VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (b) (f)	59,711	55,246
VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (b) (f)	45,098	41,013
Welk Resorts LLC Series 2019-AA, Class C, 3.34%, 6/15/2038 (b)	3,363	3,228
Westgate Resorts LLC Series 2020-1A, Class B, 3.96%, 3/20/2034 (b)	13,344	13,062
Westlake Automobile Receivables Trust
Series 2021-3A, Class D, 2.12%, 1/15/2027 (b)	42,655	38,841
Series 2022-3A, Class D, 6.68%, 4/17/2028 (b)	70,490	70,058
WH Master Fund Frn, 9.65%, 11/15/2024 ‡ (b)	34,673	34,673
WILMA, 7.95%, 3/27/2029 ‡	35,000	35,000
Total Asset-Backed Securities (Cost $5,095,588)		4,849,722
Commercial Mortgage-Backed Securities — 6.9%
20 Times Square Trust
Series 2018-20TS, Class D, 3.10%, 5/15/2035 (b) (g)	21,000	18,272
Series 2018-20TS, Class E, 3.10%, 5/15/2035 (b) (g)	13,399	11,207
Acrc Series TL-2021A3.75%, 11/15/2026 ‡ (b)	37,000	34,780
BAMLL Commercial Mortgage Securities Trust
Series 2015-200P, Class D, 3.60%, 4/14/2033 (b) (g)	5,875	5,248
Series 2014-520M, Class C, 4.21%, 8/15/2046 (b) (g)	7,700	5,670
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

BAMLL Re-REMIC Trust Series 2014-FRR5, Class AK30, PO, 6/27/2045 ‡ (b)	3,200	3,138
BB-UBS Trust Series 2012-SHOW, Class A, 3.43%, 11/5/2036 (b)	46,923	43,635
Bear Stearns Commercial Mortgage Securities Trust Series 2007-T26, Class X1, IO, 0.95%, 1/12/2045 (b) (g)	496	—
BXP Trust Series 2017-GM, Class A, 3.38%, 6/13/2039 (b)	5,817	5,260
Cascade Funding Mortgage Trust
Series 2021-FRR1, Class AK45, 1.66%, 2/28/2025 (b) (g)	13,760	12,424
Series 2021-FRR1, Class BKW1, 1.65%, 1/29/2026 (b) (g)	14,340	11,958
Series 2021-FRR1, Class AKW1, 1.96%, 1/29/2026 (b) (g)	16,010	13,988
Series 2021-FRR1, Class AK54, 1.86%, 2/28/2026 (b) (g)	14,570	12,706
Series 2021-FRR1, Class AK98, 0.00%, 8/29/2029 (b)	22,370	15,137
Series 2021-FRR1, Class AK58, 2.36%, 9/29/2029 (b) (g)	28,730	24,847
CD Mortgage Trust Series 2006-CD3, Class XS, IO, 0.18%, 10/15/2048 ‡ (b) (g)	736	2
Commercial Mortgage Trust
Series 2013-300P, Class A1, 4.35%, 8/10/2030 (b)	4,484	4,374
Series 2018-HOME, Class A, 3.82%, 4/10/2033 (b) (g)	53,745	48,966
Series 2013-SFS, Class A2, 2.99%, 4/12/2035 (b) (g)	6,150	6,114
Series 2020-CBM, Class A2, 2.90%, 2/10/2037 (b)	7,550	7,015
Series 2020-CBM, Class B, 3.10%, 2/10/2037 (b)	14,250	13,125
Series 2014-CR19, Class A5, 3.80%, 8/10/2047	13,800	13,360
Series 2015-CR24, Class A5, 3.70%, 8/10/2048	9,250	8,831
Series 2015-CR25, Class A4, 3.76%, 8/10/2048	17,593	16,801
Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class AX, IO, 0.02%, 1/15/2049 (b) (g)	15,593	—
CSMC OA LLC
Series 2014-USA, Class A2, 3.95%, 9/15/2037 (b)	2,600	2,345
Series 2014-USA, Class D, 4.37%, 9/15/2037 (b)	16,830	12,556
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
DBWF Mortgage Trust Series 2015-LCM, Class A2, 3.42%, 6/10/2034 (b) (g)	4,000	3,556
FHLMC, Multi-Family Structured Pass-Through Certificates
Series KLU2, Class A7, 2.23%, 9/25/2025 (g)	13,313	12,362
Series KJ17, Class A2, 2.98%, 11/25/2025	16,476	15,840
Series K737, Class AM, 2.10%, 10/25/2026	24,520	22,344
Series K061, Class AM, 3.44%, 11/25/2026 (g)	20,000	18,975
Series K065, Class AM, 3.33%, 5/25/2027	11,657	11,013
Series K066, Class A2, 3.12%, 6/25/2027	8,171	7,693
Series K070, Class A2, 3.30%, 11/25/2027 (g)	17,323	16,392
Series K072, Class A2, 3.44%, 12/25/2027	14,689	13,981
Series K072, Class AM, 3.50%, 12/25/2027 (g)	19,000	17,889
Series W5FX, Class AFX, 3.34%, 4/25/2028 (g)	21,769	20,280
Series K081, Class A2, 3.90%, 8/25/2028 (g)	13,531	13,088
Series K082, Class AM, 3.92%, 9/25/2028 (g)	12,035	11,612
Series K087, Class A2, 3.77%, 12/25/2028	4,150	3,985
Series K088, Class A2, 3.69%, 1/25/2029	355	339
Series K115, Class XAM, IO, 1.55%, 7/25/2030 (g)	44,581	4,114
Series K118, Class XAM, IO, 1.17%, 9/25/2030 (g)	21,865	1,564
Series K137, Class AM, 1.98%, 12/25/2031 (g)	29,800	24,256
Series K138, Class AM, 1.89%, 1/25/2032	22,150	17,877
Series K142, Class A2, 2.40%, 3/25/2032	58,400	49,456
Series K145, Class A2, 2.58%, 5/25/2032	40,795	34,984
Series K146, Class A2, 2.92%, 6/25/2032	27,100	23,916
Series K-150, Class AM, 3.52%, 9/25/2032 (g)	25,000	23,017
Series K-150, Class A2, 3.71%, 9/25/2032 (g)	50,460	47,464
Series K-151, Class A2, 3.80%, 10/25/2032 (g)	100,650	95,369
Series K-153, Class A2, 3.82%, 12/25/2032 (g)	75,000	71,181
Series K-1515, Class A2, 1.94%, 2/25/2035	22,000	16,568
Series Q013, Class APT2, 1.17%, 5/25/2050 (g)	14,412	12,664
Series K146, Class AM, 2.92%, 6/25/2054	27,000	23,557
Series K145, Class AM, 2.58%, 6/25/2055	42,900	36,574
FNMA ACES
Series 2013-M13, Class A2, 2.59%, 4/25/2023 (g)	204	203
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2014-M2, Class A2, 3.51%, 12/25/2023 (g)	4,815	4,735
Series 2014-M3, Class A2, 3.50%, 1/25/2024 (g)	3,772	3,703
Series 2014-M13, Class A2, 3.02%, 8/25/2024 (g)	5,577	5,404
Series 2015-M1, Class A2, 2.53%, 9/25/2024	8,031	7,718
Series 2015-M7, Class A2, 2.59%, 12/25/2024	4,805	4,583
Series 2015-M2, Class A3, 3.01%, 12/25/2024 (g)	8,340	8,048
Series 2015-M8, Class A2, 2.90%, 1/25/2025 (g)	8,679	8,299
Series 2016-M1, Class A2, 2.94%, 1/25/2026 (g)	50,713	48,224
Series 2016-M11, Class A2, 2.37%, 7/25/2026 (g)	92,451	85,164
Series 2017-M3, Class A2, 2.47%, 12/25/2026 (g)	8,234	7,554
Series 2015-M10, Class A2, 3.09%, 4/25/2027 (g)	39,640	37,395
Series 2017-M8, Class A2, 3.06%, 5/25/2027 (g)	29,247	27,524
Series 2017-M12, Class A2, 3.06%, 6/25/2027 (g)	30,589	28,530
Series 2017-M15, Class A2, 2.96%, 9/25/2027 (g)	9,305	8,735
Series 2018-M2, Class A2, 2.91%, 1/25/2028 (g)	20,942	19,384
Series 2018-M4, Class A2, 3.06%, 3/25/2028 (g)	20,520	19,048
Series 2018-M9, Class APT2, 3.11%, 4/25/2028 (g)	81,041	75,838
Series 2018-M8, Class A2, 3.30%, 6/25/2028 (g)	32,020	30,237
Series 2018-M10, Class A2, 3.36%, 7/25/2028 (g)	45,168	42,773
Series 2019-M1, Class A2, 3.55%, 9/25/2028 (g)	31,084	29,655
Series 2020-M38, Class 2A1, 1.59%, 11/25/2028	8,036	6,945
Series 2020-M38, Class X2, IO, 1.98%, 11/25/2028 (g)	49,313	3,459
Series 2017-M5, Class A2, 3.10%, 4/25/2029 (g)	6,536	6,078
Series 2019-M7, Class A2, 3.14%, 4/25/2029	35,593	32,729
Series 2017-M11, Class A2, 2.98%, 8/25/2029	14,669	13,348
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	61

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series 2020-M5, Class A2, 2.21%, 1/25/2030	40,969	35,373
Series 2018-M3, Class A2, 3.07%, 2/25/2030 (g)	15,694	14,364
Series 2020-M50, Class A1, 0.67%, 10/25/2030	18,842	17,273
Series 2020-M50, Class A2, 1.20%, 10/25/2030	12,140	10,395
Series 2020-M50, Class X1, IO, 1.89%, 10/25/2030 (g)	190,198	13,801
Series 2022-M1G, Class A2, 1.53%, 9/25/2031 (g)	28,657	23,030
Series 2022-M3, Class A2, 1.71%, 11/25/2031 (g)	40,500	32,334
Series 2022-M1S, Class A2, 2.08%, 4/25/2032 (g)	48,740	40,097
Series 2022-M13, Class A2, 2.59%, 6/25/2032 (g)	60,253	52,051
Series 2022-M2S, Class A2, 3.75%, 8/25/2032 (g)	56,250	53,169
Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	12,593	11,844
Series 2021-M3, Class X1, IO, 1.94%, 11/25/2033 (g)	147,144	12,868
Series 2022-M5, Class A1, 2.37%, 1/1/2034 (g)	16,208	14,362
Series 2019-M10, Class X, IO, 0.91%, 5/25/2049 (g)	87,783	4,736
FREMF Mortgage Trust
Series 2017-K727, Class B, 3.74%, 7/25/2024 (b) (g)	27,500	26,592
Series 2018-KSL1, Class B, 3.98%, 11/25/2025 (b) (g)	10,011	9,157
Series 2019-KL05, Class BP, 3.96%, 6/25/2029 (b) (g)	5,645	4,947
Series 2020-KHG2, Class B, 3.07%, 2/25/2030 (b) (g)	13,500	11,334
Series 2018-KW07, Class B, 4.08%, 10/25/2031 (b) (g)	5,000	4,104
Series 2015-K44, Class B, 3.72%, 1/25/2048 (b) (g)	769	738
Series 2015-K45, Class B, 3.61%, 4/25/2048 (b) (g)	11,025	10,552
Series 2015-K47, Class B, 3.59%, 6/25/2048 (b) (g)	5,000	4,777
Series 2015-K51, Class B, 3.95%, 10/25/2048 (b) (g)	10,000	9,572
Series 2016-K56, Class B, 3.95%, 6/25/2049 (b) (g)	8,451	8,019
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2016-K722, Class B, 3.93%, 7/25/2049 (b) (g)	21,565	21,488
Series 2017-K67, Class B, 3.95%, 9/25/2049 (b) (g)	10,500	9,815
Series 2017-K729, Class B, 3.67%, 11/25/2049 (b) (g)	8,000	7,676
Series 2017-K63, Class B, 3.88%, 2/25/2050 (b) (g)	20,000	18,735
Series 2019-K102, Class B, 3.53%, 12/25/2051 (b) (g)	6,000	5,266
Series 2019-K90, Class B, 4.32%, 2/25/2052 (b) (g)	8,500	7,881
Series 2020-K737, Class B, 3.30%, 1/25/2053 (b) (g)	10,000	9,161
GAM Re-REMIC TRUST Series 2021-FRR2, Class BK44, 1.73%, 9/27/2051 (b) (g)	21,129	18,572
Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 7/10/2035 (b)	36,250	34,056
JPMCC Re-REMIC Trust Series 2015-FRR2, Class AK36, 2.04%, 12/27/2046 (b) (g)	14,610	14,027
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2005-CB11, Class X1, IO, 0.22%, 8/12/2037 (b) (g)	6,690	—
Series 2006-CB15, Class X1, IO, 0.55%, 6/12/2043 (g)	1,211	—
Series 2007-LD12, Class X, IO, 0.00%, 2/15/2051 (g)	6,448	—
Ladder Capital Commercial Mortgage Trust Series 2013-GCP, Class A2, 3.99%, 2/15/2036 (b)	8,924	8,038
MHC Commercial Mortgage Trust Series 2021-MHC, Class E, 6.69%, 4/15/2038 (b) (g)	15,700	15,249
MRCD MARK Mortgage Trust
Series 2019-PARK, Class A, 2.72%, 12/15/2036 (b)	38,560	35,429
Series 2019-PARK, Class E, 2.72%, 12/15/2036 (b)	81,600	72,380
P4 SFR Series 2019-STl A7.25%, 10/11/2026 ‡	40,900	39,059
RBS Commercial Funding, Inc. Trust Series 2013-SMV, Class A, 3.26%, 3/11/2031 (b)	4,450	4,434
SBALR Commercial Mortgage Trust Series 2020-RR1, Class A3, 2.83%, 2/13/2053 (b)	24,042	20,452
SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (b)	67,015	54,163
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 6/10/2030 (b)	492	487
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
UBS-Barclays Commercial Mortgage Trust
Series 2013-C6, Class A4, 3.24%, 4/10/2046	555	554
Series 2012-C2, Class XA, IO, 0.60%, 5/10/2063 (b) (g)	6,758	—
Wachovia Bank Commercial Mortgage Trust Series 2006-C24, Class XC, IO, 0.00%, 3/15/2045 (b) (g)	2,554	—
Wells Fargo Commercial Mortgage Trust Series 2015-C30, Class A4, 3.66%, 9/15/2058	8,751	8,367
WFRBS Commercial Mortgage Trust Series 2013-C11, Class D, 4.12%, 3/15/2045 (b) (g)	2,500	2,100
Total Commercial Mortgage-Backed Securities (Cost $2,604,159)		2,421,860
Collateralized Mortgage Obligations — 6.1%
Alternative Loan Trust
Series 2004-2CB, Class 1A9, 5.75%, 3/25/2034	2,383	2,335
Series 2005-1CB, Class 1A6, IF, IO, 2.48%, 3/25/2035 (g)	718	42
Series 2005-22T1, Class A2, IF, IO, 0.45%, 6/25/2035 (g)	3,637	214
Series 2005-20CB, Class 3A8, IF, IO, 0.13%, 7/25/2035 (g)	2,646	82
Series 2005-28CB, Class 1A4, 5.50%, 8/25/2035	1,044	909
Series 2005-28CB, Class 3A5, 6.00%, 8/25/2035	45	22
Series 2005-37T1, Class A2, IF, IO, 0.43%, 9/25/2035 (g)	12,369	616
Series 2005-54CB, Class 1A2, IF, IO, 0.23%, 11/25/2035 (g)	3,406	124
Series 2005-54CB, Class 1A11, 5.50%, 11/25/2035	862	671
Series 2005-54CB, Class 1A7, 5.50%, 11/25/2035	13	10
Series 2005-64CB, Class 1A9, 5.50%, 12/25/2035	405	357
American General Mortgage Loan Trust Series 2006-1, Class A5, 5.75%, 12/25/2035 (b) (g)	2	2
Aml-prop CAP 2022-e Frn, 6.45%, 10/15/2024 ‡	30,858	30,549
Anchor Mortgage Trust Series 2021-1, Class A1, 2.60%, 10/25/2026 (b)	63,517	58,323
ANTLR Mortgage Trust Series 2021-RTL1, Class A1, 2.12%, 11/25/2024 (b) (f)	43,642	42,223
ASG Resecuritization Trust Series 2011-1, Class 2A35, 6.00%, 9/28/2036 (b) (g)	231	202
Baml PIMCO Frn, Zero Coupon, 4/15/2023 ‡	23,047	22,817
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banc of America Alternative Loan Trust Series 2004-6, Class 15, PO, 7/25/2019	8	3
Banc of America Funding Trust
Series 2004-1, PO, 3/25/2034	108	75
Series 2004-2, Class 1CB1, 5.75%, 9/20/2034	94	92
Series 2005-6, Class 2A7, 5.50%, 10/25/2035	150	125
Series 2005-7, Class 30, PO, 11/25/2035	97	88
Series 2005-8, Class 30, PO, 1/25/2036	29	19
Series 2006-1, Class X, PO, 1/25/2036	31	17
Banc of America Mortgage Trust Series 2003-C, Class 3A1, 2.75%, 4/25/2033 (g)	16	15
Baring Frn Series 2021-EBO1, Class PA, Zero Coupon, 4/22/2023 ‡ (g)	18,029	17,849
Bastion Funding I LLC, 7.12%, 4/25/2038 ‡	25,000	25,000
Bayview Financing Trust Series 2021-2F, Class M2, 4.79%, 1/10/2032 ‡ (b) (g)	4,282	4,288
Bear Stearns ARM Trust
Series 2003-2, Class A5, 4.34%, 1/25/2033 (b) (g)	481	464
Series 2003-7, Class 3A, 3.59%, 10/25/2033 (g)	19	17
Series 2004-2, Class 14A, 3.20%, 5/25/2034 (g)	187	171
Series 2006-1, Class A1, 6.80%, 2/25/2036 (g)	475	450
Cascade MH Asset Trust Series 2022-MH1, Class A, 4.25%, 8/25/2054 ‡ (b) (f)	38,995	34,156
Cendant Mortgage Capital CDMC Mortgage Pass-Through Certificates Series 2003-8, Class 1P, PO, 10/25/2033	16	11
Cendant Mortgage Capital LLC CDMC Mortgage Pass-Through Certificates Series 2004-1, Class P, PO, 2/25/2034	24	17
CFMT LLC Series 2021-HB5, Class A, 0.80%, 2/25/2031 ‡ (b) (g)	14,735	14,257
Chase Mortgage Finance Trust
Series 2007-A2, Class 1A1, 3.22%, 6/25/2035 (g)	70	66
Series 2007-A2, Class 2A1, 4.14%, 6/25/2035 (g)	158	151
Series 2007-A1, Class 2A1, 3.64%, 2/25/2037 (g)	234	217
Series 2007-A1, Class 7A1, 3.79%, 2/25/2037 (g)	23	23
Series 2007-A1, Class 1A3, 3.80%, 2/25/2037 (g)	113	107
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	63

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2007-A1, Class 9A1, 4.06%, 2/25/2037 (g)	118	110
CHL Mortgage Pass-Through Trust
Series 2004-8, Class 2A1, 4.50%, 6/25/2019 ‡	13	7
Series 2002-18, PO, 11/25/2032	39	28
Series 2004-3, Class A26, 5.50%, 4/25/2034	116	111
Series 2004-3, Class A4, 5.75%, 4/25/2034	79	76
Series 2004-HYB1, Class 2A, 4.22%, 5/20/2034 (g)	59	54
Series 2004-HYB3, Class 2A, 2.71%, 6/20/2034 (g)	242	223
Series 2004-7, Class 2A1, 0.00%, 6/25/2034 (g)	33	31
Series 2004-5, Class 1A4, 5.50%, 6/25/2034	499	491
Series 2004-HYB6, Class A3, 3.90%, 11/20/2034 (g)	191	176
Series 2005-14, Class A2, 5.50%, 7/25/2035	83	45
Series 2005-16, Class A23, 5.50%, 9/25/2035	46	30
Series 2005-22, Class 2A1, 3.51%, 11/25/2035 (g)	789	617
Citicorp Mortgage Securities Trust Series 2006-4, Class 1A2, 6.00%, 8/25/2036	174	154
Citigroup Global Markets Mortgage Securities VII, Inc.
Series 2003-UP2, Class 1, PO, 6/25/2033	1	1
Series 2003-HYB1, Class A, 4.24%, 9/25/2033 (g)	127	125
Citigroup Mortgage Loan Trust
Series 2009-10, Class 1A1, 4.12%, 9/25/2033 (b) (g)	465	453
Series 2004-UST1, Class A6, 3.91%, 8/25/2034 (g)	44	40
Series 2015-A, Class B2, 4.50%, 6/25/2058 (b) (g)	1,873	1,750
Citigroup Mortgage Loan Trust, Inc.
Series 2003-1, Class 3, PO, 9/25/2033	13	9
Series 2003-UP3, Class A3, 7.00%, 9/25/2033	18	18
Series 2003-1, Class 2, PO, 10/25/2033	1	1
Series 2003-1, Class 2A6, PO, 10/25/2033	9	8
Series 2003-1, Class 2A5, 5.25%, 10/25/2033	52	47
Series 2005-1, Class 2A1A, 2.88%, 2/25/2035 (g)	152	118
Series 2005-2, Class 2A11, 5.50%, 5/25/2035	448	435
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2005-5, Class 1A2, 4.40%, 8/25/2035 (g)	385	281
Connecticut Avenue Securities Trust Series 2023-R02, Class 1M2, 7.84%, 1/25/2043 (b) (g)	14,825	14,902
Credit Suisse First Boston Mortgage Securities Corp. (Switzerland)
Series 2003-1, Class DB1, 6.66%, 2/25/2033 (g)	402	393
Series 2003-AR15, Class 3A1, 4.40%, 6/25/2033 (g)	51	48
Series 2003-21, Class 1A4, 5.25%, 9/25/2033	208	197
Series 2003-23, Class 1P, PO, 10/25/2033	204	144
CSFB Mortgage-Backed Pass-Through Certificates
Series 2003-27, Class 5A4, 5.25%, 11/25/2033	10	10
Series 2004-4, Class 2A4, 5.50%, 9/25/2034	164	158
Series 2004-8, Class 1A4, 5.50%, 12/25/2034	545	531
Series 2005-9, Class AP, PO, 10/25/2035	37	27
Series 2005-9, Class DX, IO, 5.50%, 10/25/2035	932	101
Series 2005-10, Class AP, PO, 11/25/2035	41	26
CSMC Trust
Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (b) (g)	21,436	20,377
Series 2021-JR2, Class A1, 2.22%, 11/25/2061 (b) (g)	19,219	18,205
Series 2021-JR1, Class A1, 2.46%, 9/27/2066 (b) (g)	22,600	21,525
Series 2022-JR1, Class A1, 4.27%, 10/25/2066 ‡ (b) (f)	26,771	25,510
CVS Pass-Through Trust Series 2009, 8.35%, 7/10/2031 (b)	4,567	4,909
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-1, Class 2A1, 4.29%, 2/25/2020 (g)	39	38
FARM Mortgage Trust Series 2023-1, Class A, 2.63%, 1/25/2052 (b) (g)	27,550	22,614
FHLMC - GNMA
Series 24, Class ZE, 6.25%, 11/25/2023	2	2
Series 29, Class L, 7.50%, 4/25/2024	20	20
FHLMC, Reference REMIC
Series R006, Class ZA, 6.00%, 4/15/2036	1,260	1,310
Series R007, Class ZA, 6.00%, 5/15/2036	1,655	1,697
FHLMC, REMIC
Series 2586, Class HD, 5.50%, 3/15/2023	4	4
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2595, Class HC, 5.50%, 4/15/2023	10	10
Series 1498, Class I, 5.74%, 4/15/2023 (g)	—	—
Series 1502, Class PX, 7.00%, 4/15/2023	1	1
Series 1491, Class I, 7.50%, 4/15/2023	—	—
Series 1518, Class G, IF, 4.19%, 5/15/2023 (g)	1	1
Series 1798, Class F, 5.00%, 5/15/2023	2	2
Series 1505, Class Q, 7.00%, 5/15/2023	—	—
Series 2033, Class J, 5.60%, 6/15/2023	5	5
Series 1541, Class O, 2.99%, 7/15/2023 (g)	1	2
Series 2638, Class DS, IF, 4.01%, 7/15/2023 (g)	3	3
Series 1541, Class M, HB, IF, 20.25%, 7/15/2023 (g)	—	—
Series 1570, Class F, 3.57%, 8/15/2023 (g)	—	—
Series 1608, Class L, 6.50%, 9/15/2023	24	24
Series 1573, Class PZ, 7.00%, 9/15/2023	3	3
Series 2571, Class SK, IF, 14.71%, 9/15/2023 (g)	1	2
Series 1591, Class PV, 6.25%, 10/15/2023	2	2
Series 1602, Class SA, IF, 8.26%, 10/15/2023 (g)	2	2
Series 2709, Class PG, 5.00%, 11/15/2023	95	94
Series 2710, Class HB, 5.50%, 11/15/2023	8	8
Series 1642, Class PJ, 6.00%, 11/15/2023	9	9
Series 2720, Class PC, 5.00%, 12/15/2023	9	9
Series 1983, Class Z, 6.50%, 12/15/2023	6	6
Series 2283, Class K, 6.50%, 12/15/2023	7	7
Series 1658, Class GZ, 7.00%, 1/15/2024	4	4
Series 1865, Class D, PO, 2/15/2024	8	8
Series 1671, Class L, 7.00%, 2/15/2024	2	2
Series 1686, Class SH, IF, 9.20%, 2/15/2024 (g)	—	—
Series 1671, Class QC, IF, 10.00%, 2/15/2024 (g)	3	3
Series 1709, Class FA, 2.59%, 3/15/2024 (g)	—	—
Series 1699, Class FC, 5.06%, 3/15/2024 (g)	1	1
Series 1695, Class EB, 7.00%, 3/15/2024	3	3
Series 1706, Class K, 7.00%, 3/15/2024	18	18
Series 2033, Class SN, HB, IF, 22.16%, 3/15/2024 (g)	2	—
Series 1720, Class PL, 7.50%, 4/15/2024	7	7
Series 2306, Class K, PO, 5/15/2024	4	4
Series 2306, Class SE, IF, IO, 7.16%, 5/15/2024 (g)	9	—
Series 1737, Class L, 6.00%, 6/15/2024	12	12
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 1745, Class D, 7.50%, 8/15/2024	11	11
Series 3614, Class QB, 4.00%, 12/15/2024	220	217
Series 2903, Class Z, 5.00%, 12/15/2024	47	48
Series 2967, Class S, IF, 8.59%, 4/15/2025 (g)	18	16
Series 3684, Class CY, 4.50%, 6/15/2025	770	763
Series 3022, Class SX, IF, 5.41%, 8/15/2025 (g)	10	10
Series 3051, Class DP, IF, 7.84%, 10/15/2025 (g)	36	34
Series 3793, Class AB, 3.50%, 1/15/2026	1,107	1,083
Series 1829, Class ZB, 6.50%, 3/15/2026	2	2
Series 1863, Class Z, 6.50%, 7/15/2026	13	14
Series 1890, Class H, 7.50%, 9/15/2026	7	7
Series 1899, Class ZE, 8.00%, 9/15/2026	23	24
Series 1927, Class ZA, 6.50%, 1/15/2027	26	26
Series 1927, Class PH, 7.50%, 1/15/2027	54	55
Series 1963, Class Z, 7.50%, 1/15/2027	21	22
Series 1935, Class FL, 5.29%, 2/15/2027 (g)	2	2
Series 1981, Class Z, 6.00%, 5/15/2027	38	38
Series 1970, Class PG, 7.25%, 7/15/2027	2	2
Series 1987, Class PE, 7.50%, 9/15/2027	23	24
Series 2019, Class Z, 6.50%, 12/15/2027	32	32
Series 2038, Class PN, IO, 7.00%, 3/15/2028	32	3
Series 2040, Class PE, 7.50%, 3/15/2028	85	88
Series 2054, Class PV, 7.50%, 5/15/2028	36	37
Series 2063, Class PG, 6.50%, 6/15/2028	49	50
Series 2064, Class TE, 7.00%, 6/15/2028	8	9
Series 2070, Class C, 6.00%, 7/15/2028	38	38
Series 2075, Class PM, 6.25%, 8/15/2028	120	121
Series 2075, Class PH, 6.50%, 8/15/2028	112	115
Series 2086, Class GB, 6.00%, 9/15/2028	13	13
Series 2089, Class PJ, IO, 7.00%, 10/15/2028	48	4
Series 2095, Class PE, 6.00%, 11/15/2028	96	96
Series 2106, Class ZD, 6.00%, 12/15/2028	203	205
Series 2388, Class FB, 5.19%, 1/15/2029 (g)	44	44
Series 2110, Class PG, 6.00%, 1/15/2029	251	254
Series 2125, Class JZ, 6.00%, 2/15/2029	60	60
Series 2126, Class CB, 6.25%, 2/15/2029	241	244
Series 2132, Class SB, IF, 10.77%, 3/15/2029 (g)	7	7
Series 2141, IO, 7.00%, 4/15/2029	4	—
Series 2169, Class TB, 7.00%, 6/15/2029	223	230
Series 2163, Class PC, IO, 7.50%, 6/15/2029	19	2
Series 2172, Class QC, 7.00%, 7/15/2029	125	130
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	65

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2176, Class OJ, 7.00%, 8/15/2029	65	68
Series 2196, Class TL, 7.50%, 11/15/2029	—	—
Series 2201, Class C, 8.00%, 11/15/2029	42	43
Series 2204, Class GB, 8.00%, 12/20/2029 (g)	3	1
Series 2208, Class PG, 7.00%, 1/15/2030	123	128
Series 2209, Class TC, 8.00%, 1/15/2030	34	36
Series 2210, Class Z, 8.00%, 1/15/2030	130	138
Series 2224, Class CB, 8.00%, 3/15/2030	29	31
Series 3654, Class DC, 5.00%, 4/15/2030	4,612	4,550
Series 2230, Class Z, 8.00%, 4/15/2030	41	43
Series 2234, Class PZ, 7.50%, 5/15/2030	34	36
Series 2247, Class Z, 7.50%, 8/15/2030	36	37
Series 2256, Class MC, 7.25%, 9/15/2030	65	68
Series 2259, Class ZM, 7.00%, 10/15/2030	90	94
Series 2262, Class Z, 7.50%, 10/15/2030	8	8
Series 2271, Class PC, 7.25%, 12/15/2030	90	95
Series 2296, Class PD, 7.00%, 3/15/2031	64	67
Series 2313, Class LA, 6.50%, 5/15/2031	16	16
Series 2325, Class PM, 7.00%, 6/15/2031	37	38
Series 2359, Class ZB, 8.50%, 6/15/2031	106	114
Series 2332, Class ZH, 7.00%, 7/15/2031	113	118
Series 2344, Class ZD, 6.50%, 8/15/2031	659	677
Series 2344, Class ZJ, 6.50%, 8/15/2031	79	82
Series 2345, Class NE, 6.50%, 8/15/2031	59	61
Series 2351, Class PZ, 6.50%, 8/15/2031	52	53
Series 2367, Class ME, 6.50%, 10/15/2031	74	76
Series 2399, Class OH, 6.50%, 1/15/2032	81	83
Series 2399, Class TH, 6.50%, 1/15/2032	92	95
Series 2475, Class S, IF, IO, 3.41%, 2/15/2032 (g)	273	25
Series 2410, Class QX, IF, IO, 4.06%, 2/15/2032 (g)	55	4
Series 2418, Class FO, 5.49%, 2/15/2032 (g)	157	158
Series 2410, Class OE, 6.38%, 2/15/2032	32	32
Series 2410, Class NG, 6.50%, 2/15/2032	111	115
Series 2420, Class XK, 6.50%, 2/15/2032	143	148
Series 2412, Class SP, IF, 6.92%, 2/15/2032 (g)	126	131
Series 2410, Class QS, IF, 7.57%, 2/15/2032 (g)	147	155
Series 2444, Class ES, IF, IO, 3.36%, 3/15/2032 (g)	111	9
Series 2450, Class SW, IF, IO, 3.41%, 3/15/2032 (g)	72	7
Series 2423, Class TB, 6.50%, 3/15/2032	211	213
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2430, Class WF, 6.50%, 3/15/2032	166	173
Series 2423, Class MC, 7.00%, 3/15/2032	103	108
Series 2423, Class MT, 7.00%, 3/15/2032	129	135
Series 2434, Class ZA, 6.50%, 4/15/2032	315	319
Series 2435, Class CJ, 6.50%, 4/15/2032	246	254
Series 2441, Class GF, 6.50%, 4/15/2032	42	43
Series 2434, Class TC, 7.00%, 4/15/2032	227	238
Series 2436, Class MC, 7.00%, 4/15/2032	57	59
Series 2455, Class GK, 6.50%, 5/15/2032	137	139
Series 2450, Class GZ, 7.00%, 5/15/2032	130	138
Series 2458, Class ZM, 6.50%, 6/15/2032	102	104
Series 2466, Class DH, 6.50%, 6/15/2032	56	59
Series 2466, Class PH, 6.50%, 6/15/2032	156	161
Series 2474, Class NR, 6.50%, 7/15/2032	155	159
Series 2484, Class LZ, 6.50%, 7/15/2032	186	191
Series 3393, Class JO, PO, 9/15/2032	461	391
Series 2500, Class MC, 6.00%, 9/15/2032	191	197
Series 2835, Class QO, PO, 12/15/2032	22	18
Series 2571, Class FY, 5.34%, 12/15/2032 (g)	183	184
Series 2543, Class YX, 6.00%, 12/15/2032	355	366
Series 2544, Class HC, 6.00%, 12/15/2032	134	138
Series 2571, Class SY, IF, 7.59%, 12/15/2032 (g)	108	105
Series 2552, Class ME, 6.00%, 1/15/2033	228	235
Series 2567, Class QD, 6.00%, 2/15/2033	199	205
Series 2575, Class ME, 6.00%, 2/15/2033	879	904
Series 2596, Class QG, 6.00%, 3/15/2033	133	135
Series 2586, Class WI, IO, 6.50%, 3/15/2033	85	14
Series 2631, Class SA, IF, 6.44%, 6/15/2033 (g)	294	302
Series 2692, Class SC, IF, 4.11%, 7/15/2033 (g)	116	110
Series 2642, Class SL, IF, 4.52%, 7/15/2033 (g)	4	3
Series 2653, Class PZ, 5.00%, 7/15/2033	1,573	1,551
Series 4238, Class WY, 3.00%, 8/15/2033	2,275	2,137
Series 2671, Class S, IF, 6.35%, 9/15/2033 (g)	86	87
Series 2733, Class SB, IF, 3.88%, 10/15/2033 (g)	2,231	2,057
Series 2780, Class SY, IF, 6.41%, 11/15/2033 (g)	44	46
Series 2722, Class PF, 5.19%, 12/15/2033 (g)	741	744
Series 3920, Class LP, 5.00%, 1/15/2034	1,084	1,081
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2744, Class PE, 5.50%, 2/15/2034	5	5
Series 2802, Class OH, 6.00%, 5/15/2034	354	358
Series 2990, Class SL, IF, 7.67%, 6/15/2034 (g)	11	11
Series 3611, PO, 7/15/2034	460	388
Series 3305, Class MG, IF, 6.81%, 7/15/2034 (g)	179	183
Series 2990, Class GO, PO, 2/15/2035	146	122
Series 2929, Class MS, IF, 7.97%, 2/15/2035 (g)	185	159
Series 3077, Class TO, PO, 4/15/2035	97	93
Series 2968, Class EH, 6.00%, 4/15/2035	4,678	4,727
Series 2981, Class FA, 4.99%, 5/15/2035 (g)	234	232
Series 2988, Class AF, 4.89%, 6/15/2035 (g)	375	369
Series 2990, Class WP, IF, 5.52%, 6/15/2035 (g)	5	5
Series 3014, Class OD, PO, 8/15/2035	35	29
Series 3085, Class WF, 5.39%, 8/15/2035 (g)	214	216
Series 3029, Class SO, PO, 9/15/2035	106	93
Series 3064, Class SG, IF, 4.71%, 11/15/2035 (g)	135	142
Series 3101, Class UZ, 6.00%, 1/15/2036	509	529
Series 3102, Class HS, IF, 7.74%, 1/15/2036 (g)	24	23
Series 3117, Class AO, PO, 2/15/2036	245	219
Series 3117, Class EO, PO, 2/15/2036	116	97
Series 3117, Class OG, PO, 2/15/2036	78	66
Series 3117, Class OK, PO, 2/15/2036	104	86
Series 3122, Class OH, PO, 3/15/2036	151	128
Series 3122, Class OP, PO, 3/15/2036	140	125
Series 3134, PO, 3/15/2036	29	25
Series 3122, Class ZB, 6.00%, 3/15/2036	27	30
Series 3138, PO, 4/15/2036	149	123
Series 3147, PO, 4/15/2036	286	255
Series 3607, Class AO, PO, 4/15/2036	285	232
Series 3607, Class BO, PO, 4/15/2036	523	437
Series 3137, Class XP, 6.00%, 4/15/2036	377	393
Series 3219, Class DI, IO, 6.00%, 4/15/2036	264	50
Series 3819, Class ZQ, 6.00%, 4/15/2036	2,735	2,832
Series 3149, Class SO, PO, 5/15/2036	83	65
Series 3151, PO, 5/15/2036	176	140
Series 3153, Class EO, PO, 5/15/2036	222	185
Series 3233, Class OP, PO, 5/15/2036	38	32
Series 3171, Class MO, PO, 6/15/2036	330	291
Series 3164, Class MG, 6.00%, 6/15/2036	66	68
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 3523, Class SD, IF, 7.05%, 6/15/2036 (g)	111	100
Series 3179, Class OA, PO, 7/15/2036	96	79
Series 3194, Class SA, IF, IO, 2.51%, 7/15/2036 (g)	42	4
Series 3181, Class AZ, 6.50%, 7/15/2036	304	317
Series 3195, Class PD, 6.50%, 7/15/2036	263	269
Series 3200, PO, 8/15/2036	161	129
Series 3202, Class HI, IF, IO, 2.06%, 8/15/2036 (g)	2,239	176
Series 3200, Class AY, 5.50%, 8/15/2036	666	681
Series 3645, Class KZ, 5.50%, 8/15/2036	238	242
Series 3213, Class OA, PO, 9/15/2036	83	69
Series 3218, Class AO, PO, 9/15/2036	75	57
Series 3225, Class EO, PO, 10/15/2036	179	146
Series 3232, Class ST, IF, IO, 2.11%, 10/15/2036 (g)	260	20
Series 3704, Class DT, 7.50%, 11/15/2036	2,235	2,395
Series 3256, PO, 12/15/2036	99	79
Series 3704, Class CT, 7.00%, 12/15/2036	5,323	5,650
Series 3704, Class ET, 7.50%, 12/15/2036	1,846	1,991
Series 3261, Class OA, PO, 1/15/2037	101	81
Series 3260, Class CS, IF, IO, 1.55%, 1/15/2037 (g)	155	12
Series 3274, Class JO, PO, 2/15/2037	26	22
Series 3510, Class OD, PO, 2/15/2037	251	207
Series 3275, Class FL, 5.03%, 2/15/2037 (g)	133	131
Series 3274, Class B, 6.00%, 2/15/2037	204	202
Series 3286, PO, 3/15/2037	10	8
Series 3290, Class SB, IF, IO, 1.86%, 3/15/2037 (g)	298	21
Series 3443, Class SY, IF, 9.00%, 3/15/2037 (g)	89	90
Series 3373, Class TO, PO, 4/15/2037	103	82
Series 3302, Class UT, 6.00%, 4/15/2037	252	264
Series 3316, PO, 5/15/2037	177	139
Series 3318, Class AO, PO, 5/15/2037	5	4
Series 3607, PO, 5/15/2037	1,034	829
Series 3315, Class HZ, 6.00%, 5/15/2037	184	186
Series 3326, Class JO, PO, 6/15/2037	16	13
Series 3331, PO, 6/15/2037	96	79
Series 3607, Class OP, PO, 7/15/2037	963	773
Series 4032, Class TO, PO, 7/15/2037	1,342	1,054
Series 3344, Class SL, IF, IO, 2.01%, 7/15/2037 (g)	192	15
Series 4048, Class FJ, 3.66%, 7/15/2037 (g)	2,592	2,544
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	67

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 3365, PO, 9/15/2037	150	121
Series 3371, Class FA, 5.19%, 9/15/2037 (g)	70	70
Series 3387, Class SA, IF, IO, 1.83%, 11/15/2037 (g)	1,147	80
Series 3383, Class SA, IF, IO, 1.86%, 11/15/2037 (g)	729	61
Series 3404, Class SC, IF, IO, 1.41%, 1/15/2038 (g)	1,323	86
Series 3422, Class SE, IF, 5.98%, 2/15/2038 (g)	56	56
Series 3423, Class PB, 5.50%, 3/15/2038	1,122	1,148
Series 3424, Class PI, IF, IO, 2.21%, 4/15/2038 (g)	684	63
Series 3453, Class B, 5.50%, 5/15/2038	82	82
Series 3455, Class SE, IF, IO, 1.61%, 6/15/2038 (g)	584	31
Series 3461, Class LZ, 6.00%, 6/15/2038	65	67
Series 3461, Class Z, 6.00%, 6/15/2038	1,554	1,579
Series 3481, Class SJ, IF, IO, 1.26%, 8/15/2038 (g)	903	58
Series 3895, Class WA, 5.65%, 10/15/2038 (g)	298	303
Series 3501, Class CB, 5.50%, 1/15/2039	758	771
Series 3511, Class SA, IF, IO, 1.41%, 2/15/2039 (g)	386	18
Series 3546, Class A, 3.24%, 2/15/2039 (g)	286	287
Series 3531, Class SM, IF, IO, 1.51%, 5/15/2039 (g)	65	3
Series 3531, Class SA, IF, IO, 1.71%, 5/15/2039 (g)	495	8
Series 3549, Class FA, 5.79%, 7/15/2039 (g)	54	55
Series 3607, Class TO, PO, 10/15/2039	496	394
Series 3795, Class EI, IO, 5.00%, 10/15/2039	85	1
Series 3608, Class SC, IF, IO, 1.66%, 12/15/2039 (g)	430	23
Series 3621, Class BO, PO, 1/15/2040	428	354
Series 3802, Class LS, IF, IO, 0.00%, 1/15/2040 (g)	2,496	93
Series 3632, Class BS, IF, 2.21%, 2/15/2040 (g)	1,310	1,217
Series 3740, Class SB, IF, IO, 1.41%, 10/15/2040 (g)	1,081	55
Series 3740, Class SC, IF, IO, 1.41%, 10/15/2040 (g)	932	82
Series 3779, Class GZ, 4.50%, 12/15/2040	6,740	6,163
Series 3779, Class Z, 4.50%, 12/15/2040	16,356	15,689
Series 3860, Class PZ, 5.00%, 5/15/2041	11,424	11,372
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 3852, Class QN, IF, 5.50%, 5/15/2041 (g)	731	694
Series 3852, Class TP, IF, 5.50%, 5/15/2041 (g)	1,810	1,754
Series 4048, Class FB, 4.99%, 10/15/2041 (g)	1,827	1,819
Series 3957, Class B, 4.00%, 11/15/2041	1,403	1,343
Series 3966, Class NA, 4.00%, 12/15/2041	1,169	1,128
Series 4012, Class FN, 5.09%, 3/15/2042 (g)	3,367	3,345
Series 4077, Class FB, 5.09%, 7/15/2042 (g)	1,435	1,413
Series 4217, Class KY, 3.00%, 6/15/2043	1,794	1,562
Series 4257, Class DZ, 2.50%, 10/15/2043	6,182	5,160
Series 3688, Class GT, 7.54%, 11/15/2046 (g)	2,700	2,891
Series 4809, Class ZM, 4.00%, 7/15/2048	25,419	23,870
Series 4837, Class ZB, 4.00%, 10/15/2048	8,768	8,376
FHLMC, STRIPS
Series 197, PO, 4/1/2028	196	179
Series 233, Class 11, IO, 5.00%, 9/15/2035	482	96
Series 233, Class 12, IO, 5.00%, 9/15/2035	418	70
Series 233, Class 13, IO, 5.00%, 9/15/2035	781	153
Series 239, Class S30, IF, IO, 3.11%, 8/15/2036 (g)	1,442	181
Series 262, Class 35, 3.50%, 7/15/2042	15,058	14,000
Series 264, Class F1, 5.14%, 7/15/2042 (g)	5,727	5,654
Series 270, Class F1, 5.09%, 8/15/2042 (g)	2,071	2,039
Series 299, Class 300, 3.00%, 1/15/2043	1,102	991
Series 310, PO, 9/15/2043	3,421	2,677
FHLMC, Structured Pass-Through Certificates, Whole Loan
Series T-41, Class 3A, 4.37%, 7/25/2032 (g)	335	319
Series T-48, Class 1A, 4.43%, 7/25/2033 (g)	977	929
Series T-76, Class 2A, 2.01%, 10/25/2037 (g)	5,655	4,806
Series T-42, Class A5, 7.50%, 2/25/2042	1,332	1,357
Series T-51, Class 2A, 7.50%, 8/25/2042 (g)	268	275
Series T-54, Class 2A, 6.50%, 2/25/2043	1,547	1,619
Series T-54, Class 3A, 7.00%, 2/25/2043	499	524
Series T-56, Class A5, 5.23%, 5/25/2043	3,324	3,214
Series T-57, Class 1AP, PO, 7/25/2043	113	87
Series T-57, Class 1A3, 7.50%, 7/25/2043	319	342
Series T-58, Class A, PO, 9/25/2043	125	85
Series T-58, Class 4A, 7.50%, 9/25/2043	1,798	1,838
Series T-59, Class 1AP, PO, 10/25/2043	140	76
Series T-59, Class 1A2, 7.00%, 10/25/2043	1,703	1,742
Series T-62, Class 1A1, 3.99%, 10/25/2044 (g)	1,915	1,809
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
First Horizon Alternative Mortgage Securities Trust
Series 2005-FA8, Class 1A19, 5.50%, 11/25/2035	453	238
Series 2007-FA4, Class 1A2, IF, IO, 1.03%, 8/25/2037 (g)	4,708	387
FNMA Trust, Whole Loan
Series 2004-W1, Class 2A2, 7.00%, 12/25/2033	1,154	1,205
Series 2003-W8, Class 3F1, 5.02%, 5/25/2042 (g)	159	158
Series 2003-W2, Class 2A9, 5.90%, 7/25/2042	301	302
Series 2003-W2, Class 1A1, 6.50%, 7/25/2042	523	529
Series 2003-W6, Class 2A4, 5.20%, 9/25/2042	1,795	1,765
Series 2003-W6, Class 3A, 6.50%, 9/25/2042	650	661
Series 2003-W8, Class 2A, 7.00%, 10/25/2042	689	705
Series 2004-W2, Class 2A2, 7.00%, 2/25/2044	198	206
Series 2004-W8, Class 3A, 7.50%, 6/25/2044	175	180
Series 2004-W15, Class 2AF, 4.87%, 8/25/2044 (g)	555	549
Series 2005-W3, Class 2AF, 4.84%, 3/25/2045 (g)	4,793	4,742
Series 2005-W4, Class 1A1, 6.00%, 8/25/2045	263	264
Series 2006-W2, Class 2A, 3.12%, 11/25/2045 (g)	677	670
Series 2006-W2, Class 1AF1, 4.84%, 2/25/2046 (g)	2,170	2,140
FNMA, Grantor Trust, Whole Loan
Series 1999-T2, Class A1, 7.50%, 1/19/2039 (g)	297	298
Series 2001-T3, Class A1, 7.50%, 11/25/2040	535	541
Series 2002-T4, Class A1, 6.50%, 12/25/2041	6,288	6,449
Series 2002-T16, Class A2, 7.00%, 7/25/2042	658	689
Series 2004-T2, Class 2A, 3.74%, 7/25/2043 (g)	473	465
Series 2004-T2, Class 1A4, 7.50%, 11/25/2043	1,016	1,049
Series 2004-T1, Class 1A2, 6.50%, 1/25/2044	111	114
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2004-T3, Class PT1, 9.60%, 1/25/2044 (g)	131	137
Series 2004-T3, Class 1A2, 6.50%, 2/25/2044	1,728	1,762
Series 2004-T3, Class 1A3, 7.00%, 2/25/2044	680	707
FNMA, REMIC
Series 2003-17, Class EQ, 5.50%, 3/25/2023	—	—
Series G93-14, Class J, 6.50%, 3/25/2023	—	—
Series 1993-25, Class J, 7.50%, 3/25/2023	—	—
Series 2003-23, Class EQ, 5.50%, 4/25/2023	3	3
Series G93-17, Class SI, IF, 6.00%, 4/25/2023 (g)	—	—
Series 1993-54, Class Z, 7.00%, 4/25/2023	—	—
Series 1993-62, Class SA, IF, 7.83%, 4/25/2023 (g)	—	—
Series 1998-43, Class SA, IF, IO, 14.04%, 4/25/2023 (g)	—	—
Series 2003-39, Class LW, 5.50%, 5/25/2023	3	3
Series 1993-56, Class PZ, 7.00%, 5/25/2023	8	8
Series 2008-61, Class BH, 4.50%, 7/25/2023	1	1
Series 1993-136, Class ZB, 6.00%, 7/25/2023 (g)	5	5
Series 1993-122, Class M, 6.50%, 7/25/2023	—	—
Series 1993-99, Class Z, 7.00%, 7/25/2023	6	6
Series 2002-1, Class G, 7.00%, 7/25/2023	4	4
Series G93-27, Class FD, 5.50%, 8/25/2023 (g)	—	—
Series 2002-83, Class CS, 6.88%, 8/25/2023	9	9
Series 1993-141, Class Z, 7.00%, 8/25/2023	14	14
Series 1996-14, Class SE, IF, IO, 7.26%, 8/25/2023 (g)	8	—
Series 1993-205, Class H, PO, 9/25/2023	1	1
Series G93-37, Class H, PO, 9/25/2023	—	—
Series 1993-165, Class SD, IF, 3.31%, 9/25/2023 (g)	1	1
Series 1993-178, Class PK, 6.50%, 9/25/2023	1	1
Series 1993-165, Class SK, IF, 12.50%, 9/25/2023 (g)	1	1
Series 1993-179, Class SB, IF, 5.94%, 10/25/2023 (g)	1	1
Series 1993-183, Class KA, 6.50%, 10/25/2023	14	14
Series 1993-189, Class PL, 6.50%, 10/25/2023	6	6
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	69

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 1999-52, Class NS, IF, 10.45%, 10/25/2023 (g)	1	1
Series 1993-179, Class SC, IF, 10.50%, 10/25/2023 (g)	—	—
Series 1994-9, Class E, PO, 11/25/2023	—	—
Series 1995-19, Class Z, 6.50%, 11/25/2023	8	8
Series 1993-230, Class FA, 5.11%, 12/25/2023 (g)	1	1
Series 1993-247, Class FE, 5.62%, 12/25/2023 (g)	2	2
Series 1993-225, Class UB, 6.50%, 12/25/2023	2	2
Series 1993-247, Class SA, IF, 6.90%, 12/25/2023 (g)	2	2
Series 1993-247, Class SU, IF, 7.51%, 12/25/2023 (g)	1	1
Series 2002-1, Class UD, IF, 8.34%, 12/25/2023 (g)	2	2
Series 1994-37, Class L, 6.50%, 3/25/2024	8	8
Series 1994-40, Class Z, 6.50%, 3/25/2024	60	60
Series 1994-62, Class PK, 7.00%, 4/25/2024	90	90
Series 1994-63, Class PK, 7.00%, 4/25/2024	38	38
Series 2004-53, Class NC, 5.50%, 7/25/2024	3	3
Series 2004-65, Class EY, 5.50%, 8/25/2024	77	76
Series 2004-81, Class JG, 5.00%, 11/25/2024	167	166
Series 1995-2, Class Z, 8.50%, 1/25/2025	3	3
Series G95-1, Class C, 8.80%, 1/25/2025	4	5
Series 2005-67, Class EY, 5.50%, 8/25/2025	221	219
Series 2005-121, Class DX, 5.50%, 1/25/2026	101	100
Series 2006-94, Class GK, IF, 10.16%, 10/25/2026 (g)	36	36
Series 1996-48, Class Z, 7.00%, 11/25/2026	30	30
Series 1997-20, IO, 1.84%, 3/25/2027 (g)	5	—
Series 1997-20, Class IB, IO, 1.84%, 3/25/2027 (g)	2	—
Series 1997-27, Class J, 7.50%, 4/18/2027	14	15
Series 1997-29, Class J, 7.50%, 4/20/2027	23	24
Series 1997-32, Class PG, 6.50%, 4/25/2027	45	45
Series 1997-39, Class PD, 7.50%, 5/20/2027	64	66
Series 1997-42, Class ZC, 6.50%, 7/18/2027	3	3
Series 1997-81, Class PI, IO, 7.00%, 12/18/2027	19	1
Series 1998-36, Class ZB, 6.00%, 7/18/2028	24	24
Series 2008-55, Class S, IF, IO, 2.98%, 7/25/2028 (g)	696	31
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2009-11, Class NB, 5.00%, 3/25/2029	331	327
Series 1999-18, Class Z, 5.50%, 4/18/2029	19	19
Series 1999-17, Class C, 6.35%, 4/25/2029	15	15
Series 1999-62, Class PB, 7.50%, 12/18/2029	25	26
Series 2000-2, Class ZE, 7.50%, 2/25/2030	128	134
Series 2000-20, Class SA, IF, IO, 4.48%, 7/25/2030 (g)	24	1
Series 2000-52, IO, 8.50%, 1/25/2031	9	1
Series 2001-7, Class PF, 7.00%, 3/25/2031	23	24
Series 2011-31, Class DB, 3.50%, 4/25/2031	3,246	3,112
Series 2001-33, Class ID, IO, 6.00%, 7/25/2031	121	15
Series 2001-30, Class PM, 7.00%, 7/25/2031	64	65
Series 2001-36, Class DE, 7.00%, 8/25/2031	119	124
Series 2001-49, Class Z, 6.50%, 9/25/2031	33	34
Series 2001-44, Class MY, 7.00%, 9/25/2031	161	169
Series 2001-44, Class PD, 7.00%, 9/25/2031	28	29
Series 2001-44, Class PU, 7.00%, 9/25/2031	22	24
Series 2001-60, Class QS, IF, 8.34%, 9/25/2031 (g)	89	91
Series 2001-52, Class KB, 6.50%, 10/25/2031	23	23
Series 2003-52, Class SX, IF, 9.10%, 10/25/2031 (g)	51	54
Series 2001-60, Class PX, 6.00%, 11/25/2031	207	211
Series 2004-74, Class SW, IF, 6.30%, 11/25/2031 (g)	67	69
Series 2001-61, Class Z, 7.00%, 11/25/2031	240	250
Series 2001-72, Class SX, IF, 6.71%, 12/25/2031 (g)	5	5
Series 2001-81, Class LO, PO, 1/25/2032	6	5
Series 2002-1, Class SA, IF, 10.18%, 2/25/2032 (g)	20	22
Series 2002-13, Class SJ, IF, IO, 1.60%, 3/25/2032 (g)	175	5
Series 2002-13, Class ST, IF, 10.00%, 3/25/2032 (g)	2	3
Series 2002-21, Class LO, PO, 4/25/2032	6	6
Series 2002-15, Class ZA, 6.00%, 4/25/2032	539	542
Series 2002-21, Class PE, 6.50%, 4/25/2032	92	95
Series 2002-28, Class PK, 6.50%, 5/25/2032	191	197
Series 2002-37, Class Z, 6.50%, 6/25/2032	88	90
Series 2006-130, Class GI, IO, 6.50%, 7/25/2032	319	34
Series 2002-48, Class GH, 6.50%, 8/25/2032	238	248
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2002-71, Class AP, 5.00%, 11/25/2032	34	33
Series 2004-61, Class SH, IF, 5.53%, 11/25/2032 (g)	28	27
Series 2011-39, Class ZA, 6.00%, 11/25/2032	1,552	1,585
Series 2004-61, Class SK, IF, 8.50%, 11/25/2032 (g)	74	76
Series 2004-59, Class BG, PO, 12/25/2032	44	37
Series 2002-78, Class Z, 5.50%, 12/25/2032	500	500
Series 2002-77, Class S, IF, 6.02%, 12/25/2032 (g)	36	36
Series 2003-9, Class NZ, 6.50%, 2/25/2033	85	88
Series 2003-14, Class TI, IO, 5.00%, 3/25/2033	57	2
Series 2003-22, Class UD, 4.00%, 4/25/2033	876	842
Series 2003-35, Class EA, PO, 5/25/2033	26	22
Series 2003-42, Class GB, 4.00%, 5/25/2033	62	60
Series 2003-34, Class AX, 6.00%, 5/25/2033	135	139
Series 2003-34, Class ED, 6.00%, 5/25/2033	608	621
Series 2003-34, Class GE, 6.00%, 5/25/2033	388	398
Series 2003-39, IO, 6.00%, 5/25/2033 (g)	37	5
Series 2003-33, Class IA, IO, 6.50%, 5/25/2033	345	65
Series 2007-97, Class KI, IO, 7.00%, 5/25/2033	629	56
Series 2003-47, Class PE, 5.75%, 6/25/2033	280	287
Series 2003-64, Class SX, IF, 2.34%, 7/25/2033 (g)	88	79
Series 2003-132, Class OA, PO, 8/25/2033	7	7
Series 2003-71, Class DS, IF, 1.38%, 8/25/2033 (g)	459	394
Series 2003-74, Class SH, IF, 1.86%, 8/25/2033 (g)	64	58
Series 2005-56, Class TP, IF, 4.30%, 8/25/2033 (g)	60	56
Series 2003-72, Class IE, IO, 5.50%, 8/25/2033	893	137
Series 2003-73, Class HC, 5.50%, 8/25/2033	398	404
Series 2003-91, Class SD, IF, 4.80%, 9/25/2033 (g)	68	65
Series 2013-100, Class WB, 3.00%, 10/25/2033	6,746	6,338
Series 2003-105, Class AZ, 5.50%, 10/25/2033	3,148	3,187
Series 2003-116, Class SB, IF, IO, 2.98%, 11/25/2033 (g)	442	32
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2006-44, Class P, PO, 12/25/2033	381	314
Series 2003-122, Class ZJ, 6.00%, 12/25/2033	2,533	2,611
Series 2003-130, Class SX, IF, 4.59%, 1/25/2034 (g)	8	8
Series 2004-87, Class F, 5.37%, 1/25/2034 (g)	522	527
Series 2003-131, Class SK, IF, 6.97%, 1/25/2034 (g)	5	5
Series 2004-46, Class EP, PO, 3/25/2034	247	232
Series 2004-28, Class PF, 5.02%, 3/25/2034 (g)	227	227
Series 2004-17, Class H, 5.50%, 4/25/2034	992	1,008
Series 2004-25, Class SA, IF, 6.83%, 4/25/2034 (g)	163	164
Series 2004-46, Class SK, IF, 3.80%, 5/25/2034 (g)	43	40
Series 2004-36, Class FA, 5.02%, 5/25/2034 (g)	927	925
Series 2004-46, Class QB, IF, 5.53%, 5/25/2034 (g)	85	87
Series 2004-36, Class SA, IF, 6.83%, 5/25/2034 (g)	396	400
Series 2004-51, Class SY, IF, 5.01%, 7/25/2034 (g)	61	55
Series 2004-50, Class VZ, 5.50%, 7/25/2034	1,642	1,652
Series 2005-25, Class PF, 4.97%, 4/25/2035 (g)	445	440
Series 2005-42, Class PS, IF, 5.46%, 5/25/2035 (g)	15	15
Series 2005-74, Class CS, IF, 7.32%, 5/25/2035 (g)	226	217
Series 2005-74, Class SK, IF, 7.43%, 5/25/2035 (g)	155	150
Series 2005-74, Class CP, IF, 7.82%, 5/25/2035 (g)	52	49
Series 2005-59, Class SU, IF, 2.41%, 6/25/2035 (g)	125	119
Series 2005-56, Class S, IF, IO, 2.09%, 7/25/2035 (g)	255	19
Series 2005-66, Class SG, IF, 5.83%, 7/25/2035 (g)	131	135
Series 2005-73, Class PS, IF, 5.16%, 8/25/2035 (g)	134	133
Series 2005-72, Class SB, IF, 5.33%, 8/25/2035 (g)	99	99
Series 2005-68, Class PG, 5.50%, 8/25/2035	373	375
Series 2005-73, Class ZB, 5.50%, 8/25/2035	3,032	3,053
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	71

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2005-90, PO, 9/25/2035	25	24
Series 2005-75, Class SV, IF, 5.73%, 9/25/2035 (g)	28	27
Series 2010-39, Class OT, PO, 10/25/2035	96	77
Series 2005-90, Class ES, IF, 5.33%, 10/25/2035 (g)	132	130
Series 2005-84, Class XM, 5.75%, 10/25/2035	281	283
Series 2005-106, Class US, IF, 7.64%, 11/25/2035 (g)	594	598
Series 2005-110, Class GL, 5.50%, 12/25/2035	2,079	2,122
Series 2006-46, Class UC, 5.50%, 12/25/2035	78	78
Series 2005-109, Class PC, 6.00%, 12/25/2035	43	44
Series 2006-39, Class WC, 5.50%, 1/25/2036	32	32
Series 2006-16, Class OA, PO, 3/25/2036	66	55
Series 2006-8, Class WQ, PO, 3/25/2036	801	630
Series 2006-8, Class WN, IF, IO, 2.08%, 3/25/2036 (g)	2,936	252
Series 2006-12, Class BZ, 5.50%, 3/25/2036	831	839
Series 2006-16, Class HZ, 5.50%, 3/25/2036	179	179
Series 2006-8, Class JZ, 5.50%, 3/25/2036	1,033	1,042
Series 2006-11, Class PS, IF, 7.64%, 3/25/2036 (g)	77	87
Series 2006-22, Class AO, PO, 4/25/2036	246	205
Series 2006-23, Class KO, PO, 4/25/2036	78	69
Series 2006-27, Class OH, PO, 4/25/2036	142	121
Series 2006-23, Class FK, 4.87%, 4/25/2036 (g)	475	469
Series 2006-33, Class LS, IF, 9.37%, 5/25/2036 (g)	80	89
Series 2006-43, PO, 6/25/2036	67	57
Series 2006-43, Class DO, PO, 6/25/2036	201	165
Series 2006-44, Class GO, PO, 6/25/2036	138	115
Series 2006-50, Class JO, PO, 6/25/2036	498	408
Series 2006-50, Class PS, PO, 6/25/2036	595	509
Series 2006-53, Class US, IF, IO, 1.96%, 6/25/2036 (g)	564	45
Series 2006-46, Class FW, 5.02%, 6/25/2036 (g)	139	138
Series 2006-46, Class SW, IF, 7.27%, 6/25/2036 (g)	22	24
Series 2006-58, PO, 7/25/2036	84	69
Series 2006-58, Class AP, PO, 7/25/2036	43	36
Series 2006-65, Class QO, PO, 7/25/2036	157	132
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2006-58, Class IG, IF, IO, 1.90%, 7/25/2036 (g)	142	9
Series 2006-56, Class FC, 4.91%, 7/25/2036 (g)	1,272	1,264
Series 2006-58, Class FL, 5.08%, 7/25/2036 (g)	135	134
Series 2006-71, Class ZL, 6.00%, 7/25/2036	1,683	1,724
Series 2006-63, Class ZH, 6.50%, 7/25/2036	871	914
Series 2011-19, Class ZY, 6.50%, 7/25/2036	1,155	1,209
Series 2006-60, Class AK, IF, 10.33%, 7/25/2036 (g)	86	81
Series 2006-62, Class PS, IF, 12.20%, 7/25/2036 (g)	59	68
Series 2006-72, Class GO, PO, 8/25/2036	274	239
Series 2006-72, Class TO, PO, 8/25/2036	46	38
Series 2006-79, Class DO, PO, 8/25/2036	115	100
Series 2006-79, Class OP, PO, 8/25/2036	168	134
Series 2007-7, Class SG, IF, IO, 1.88%, 8/25/2036 (g)	810	96
Series 2006-79, Class DF, 4.97%, 8/25/2036 (g)	486	483
Series 2006-77, Class PC, 6.50%, 8/25/2036	393	403
Series 2006-78, Class BZ, 6.50%, 8/25/2036	87	91
Series 2006-86, Class OB, PO, 9/25/2036	154	123
Series 2006-90, Class AO, PO, 9/25/2036	114	98
Series 2008-42, Class AO, PO, 9/25/2036	64	53
Series 2006-85, Class MZ, 6.50%, 9/25/2036	34	36
Series 2009-19, Class PW, 4.50%, 10/25/2036	717	698
Series 2006-95, Class SG, IF, 7.73%, 10/25/2036 (g)	90	100
Series 2006-109, PO, 11/25/2036	47	38
Series 2006-110, PO, 11/25/2036	231	190
Series 2006-111, Class EO, PO, 11/25/2036	130	106
Series 2006-115, Class OK, PO, 12/25/2036	135	108
Series 2006-119, PO, 12/25/2036	75	65
Series 2006-117, Class GS, IF, IO, 2.03%, 12/25/2036 (g)	542	27
Series 2006-118, Class A2, 4.22%, 12/25/2036 (g)	1,096	1,084
Series 2006-118, Class A1, 4.58%, 12/25/2036 (g)	237	236
Series 2006-115, Class ES, IF, 8.09%, 12/25/2036 (g)	16	16
Series 2006-128, PO, 1/25/2037	134	108
Series 2009-70, Class CO, PO, 1/25/2037	385	325
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2006-128, Class BP, 5.50%, 1/25/2037	50	49
Series 2007-10, Class FD, 4.87%, 2/25/2037 (g)	244	241
Series 2007-1, Class SD, IF, 11.30%, 2/25/2037 (g)	73	112
Series 2007-14, Class OP, PO, 3/25/2037	117	98
Series 2007-22, Class SC, IF, IO, 1.46%, 3/25/2037 (g)	16	—
Series 2007-14, Class ES, IF, IO, 1.82%, 3/25/2037 (g)	930	70
Series 2009-63, Class P, 5.00%, 3/25/2037	15	14
Series 2007-77, Class FG, 5.12%, 3/25/2037 (g)	259	258
Series 2007-16, Class FC, 5.37%, 3/25/2037 (g)	160	160
Series 2007-18, Class MZ, 6.00%, 3/25/2037	257	256
Series 2007-28, Class EO, PO, 4/25/2037	370	302
Series 2007-35, Class SI, IF, IO, 1.48%, 4/25/2037 (g)	300	9
Series 2007-29, Class SG, IF, 7.28%, 4/25/2037 (g)	183	192
Series 2007-42, Class AO, PO, 5/25/2037	24	20
Series 2007-43, Class FL, 4.92%, 5/25/2037 (g)	185	182
Series 2007-42, Class B, 6.00%, 5/25/2037	500	512
Series 2007-92, Class YS, IF, IO, 1.16%, 6/25/2037 (g)	154	9
Series 2007-53, Class SH, IF, IO, 1.48%, 6/25/2037 (g)	635	39
Series 2007-54, Class WI, IF, IO, 1.48%, 6/25/2037 (g)	195	13
Series 2007-98, Class FB, 5.07%, 6/25/2037 (g)	104	106
Series 2007-92, Class YA, 6.50%, 6/25/2037	92	96
Series 2007-67, PO, 7/25/2037	262	220
Series 2007-72, Class EK, IF, IO, 1.78%, 7/25/2037 (g)	1,752	144
Series 2007-65, Class KI, IF, IO, 2.00%, 7/25/2037 (g)	587	50
Series 2007-60, Class AX, IF, IO, 2.53%, 7/25/2037 (g)	2,752	333
Series 2007-62, Class SE, IF, 4.96%, 7/25/2037 (g)	123	116
Series 2007-97, Class FC, 5.12%, 7/25/2037 (g)	157	157
Series 2007-70, Class Z, 5.50%, 7/25/2037	633	638
Series 2007-76, Class AZ, 5.50%, 8/25/2037	159	159
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2007-76, Class ZG, 6.00%, 8/25/2037	172	173
Series 2007-78, Class CB, 6.00%, 8/25/2037	72	74
Series 2007-78, Class PE, 6.00%, 8/25/2037	166	171
Series 2007-81, Class GE, 6.00%, 8/25/2037	249	261
Series 2007-79, Class SB, IF, 7.09%, 8/25/2037 (g)	232	243
Series 2007-88, Class VI, IF, IO, 1.92%, 9/25/2037 (g)	913	77
Series 2007-85, Class SL, IF, 4.61%, 9/25/2037 (g)	47	45
Series 2009-86, Class OT, PO, 10/25/2037	2,341	1,884
Series 2007-100, Class SM, IF, IO, 1.83%, 10/25/2037 (g)	599	50
Series 2007-91, Class ES, IF, IO, 1.84%, 10/25/2037 (g)	972	74
Series 2007-108, Class SA, IF, IO, 1.74%, 12/25/2037 (g)	28	2
Series 2007-109, Class AI, IF, IO, 1.78%, 12/25/2037 (g)	837	46
Series 2007-112, Class SA, IF, IO, 1.83%, 12/25/2037 (g)	950	90
Series 2007-112, Class MJ, 6.50%, 12/25/2037	645	668
Series 2007-116, Class HI, IO, 0.00%, 1/25/2038 (g)	1,376	39
Series 2008-1, Class BI, IF, IO, 1.29%, 2/25/2038 (g)	720	48
Series 2008-4, Class SD, IF, IO, 1.38%, 2/25/2038 (g)	1,923	123
Series 2008-16, Class IS, IF, IO, 1.58%, 3/25/2038 (g)	237	14
Series 2008-10, Class XI, IF, IO, 1.61%, 3/25/2038 (g)	272	17
Series 2008-20, Class SA, IF, IO, 2.37%, 3/25/2038 (g)	335	29
Series 2008-18, Class SP, IF, 4.77%, 3/25/2038 (g)	125	106
Series 2008-18, Class FA, 5.52%, 3/25/2038 (g)	188	190
Series 2008-32, Class SA, IF, IO, 2.23%, 4/25/2038 (g)	126	10
Series 2008-27, Class SN, IF, IO, 2.28%, 4/25/2038 (g)	295	28
Series 2008-28, Class QS, IF, 6.85%, 4/25/2038 (g)	125	125
Series 2008-44, PO, 5/25/2038	10	9
Series 2008-46, Class HI, IO, 0.58%, 6/25/2038 (g)	415	20
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	73

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2008-53, Class CI, IF, IO, 2.58%, 7/25/2038 (g)	181	16
Series 2008-56, Class AC, 5.00%, 7/25/2038	152	149
Series 2008-60, Class JC, 5.00%, 7/25/2038	213	210
Series 2011-47, Class ZA, 5.50%, 7/25/2038	735	733
Series 2008-80, Class SA, IF, IO, 1.23%, 9/25/2038 (g)	695	42
Series 2008-81, Class SB, IF, IO, 1.23%, 9/25/2038 (g)	649	33
Series 2009-6, Class GS, IF, IO, 1.93%, 2/25/2039 (g)	467	40
Series 2009-4, Class BD, 4.50%, 2/25/2039	13	12
Series 2009-17, Class QS, IF, IO, 2.03%, 3/25/2039 (g)	157	9
Series 2009-52, Class PI, IO, 5.00%, 7/25/2039	337	62
Series 2009-47, Class MT, 7.00%, 7/25/2039	9	9
Series 2009-59, Class HB, 5.00%, 8/25/2039	1,342	1,337
Series 2009-60, Class HT, 6.00%, 8/25/2039	1,649	1,723
Series 2009-65, Class MT, 5.00%, 9/25/2039	293	294
Series 2009-69, Class WA, 6.03%, 9/25/2039 (g)	508	515
Series 2009-84, Class WS, IF, IO, 1.28%, 10/25/2039 (g)	194	11
Series 2009-86, Class IP, IO, 5.50%, 10/25/2039	797	149
Series 2009-99, Class SC, IF, IO, 1.56%, 12/25/2039 (g)	251	15
Series 2009-103, Class MB, 3.32%, 12/25/2039 (g)	585	591
Series 2009-99, Class WA, 6.30%, 12/25/2039 (g)	1,367	1,394
Series 2009-113, Class AO, PO, 1/25/2040	204	166
Series 2009-112, Class ST, IF, IO, 1.63%, 1/25/2040 (g)	573	43
Series 2010-1, Class WA, 6.22%, 2/25/2040 (g)	231	235
Series 2010-49, Class SC, IF, 3.43%, 3/25/2040 (g)	869	816
Series 2010-16, Class WB, 6.16%, 3/25/2040 (g)	1,016	1,037
Series 2010-16, Class WA, 6.43%, 3/25/2040 (g)	925	945
Series 2010-35, Class SB, IF, IO, 1.80%, 4/25/2040 (g)	409	26
Series 2010-35, Class SJ, IF, 2.28%, 4/25/2040 (g)	551	507
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2010-40, Class FJ, 5.22%, 4/25/2040 (g)	133	133
Series 2010-42, Class S, IF, IO, 1.78%, 5/25/2040 (g)	265	15
Series 2010-43, Class FD, 5.22%, 5/25/2040 (g)	279	279
Series 2010-63, Class AP, PO, 6/25/2040	320	263
Series 2010-64, Class DM, 5.00%, 6/25/2040	1,907	1,901
Series 2010-58, Class MB, 5.50%, 6/25/2040	3,523	3,523
Series 2010-71, Class HJ, 5.50%, 7/25/2040	1,159	1,189
Series 2010-102, Class PN, 5.00%, 9/25/2040	1,275	1,268
Series 2010-111, Class AM, 5.50%, 10/25/2040	3,816	3,935
Series 2010-125, Class SA, IF, IO, 0.00%, 11/25/2040 (g)	1,491	35
Series 2010-147, Class SA, IF, IO, 1.91%, 1/25/2041 (g)	2,959	313
Series 2011-30, Class LS, IO, 0.00%, 4/25/2041 (g)	2,053	96
Series 2011-149, Class EF, 5.12%, 7/25/2041 (g)	150	149
Series 2011-75, Class FA, 5.17%, 8/25/2041 (g)	408	407
Series 2011-149, Class MF, 5.12%, 11/25/2041 (g)	654	651
Series 2011-118, Class LB, 7.00%, 11/25/2041	3,628	3,862
Series 2011-118, Class MT, 7.00%, 11/25/2041	4,429	4,688
Series 2011-118, Class NT, 7.00%, 11/25/2041	3,817	4,015
Series 2012-99, Class FA, 5.07%, 9/25/2042 (g)	1,065	1,046
Series 2012-101, Class FC, 5.12%, 9/25/2042 (g)	592	583
Series 2012-97, Class FB, 5.12%, 9/25/2042 (g)	2,118	2,084
Series 2012-108, Class F, 5.12%, 10/25/2042 (g)	1,688	1,662
Series 2013-81, Class TA, 3.00%, 2/25/2043	2,636	2,516
Series 2013-4, Class AJ, 3.50%, 2/25/2043	1,374	1,285
Series 2013-92, PO, 9/25/2043	4,292	3,206
Series 2013-101, Class DO, PO, 10/25/2043	3,834	2,796
Series 2013-128, PO, 12/25/2043	6,670	5,043
Series 2013-135, PO, 1/25/2044	2,468	1,908
Series 2014-29, Class PS, IF, IO, 1.43%, 5/25/2044 (g)	2,126	181
SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2018-63, Class DA, 3.50%, 9/25/2048	1,781	1,647
Series 2018-94, Class DZ, 4.00%, 1/25/2049	11,943	11,197
Series 2010-103, Class SB, IF, IO, 1.48%, 11/25/2049 (g)	414	28
Series 2011-2, Class WA, 5.88%, 2/25/2051 (g)	358	360
Series 2011-58, Class WA, 5.50%, 7/25/2051 (g)	165	165
FNMA, REMIC Trust, Whole Loan
Series 2004-W10, Class A6, 5.75%, 8/25/2034	2,144	2,133
Series 2007-W3, Class 1A3, 6.75%, 4/25/2037	118	118
Series 2007-W5, PO, 6/25/2037	101	76
Series 2007-W7, Class 1A4, IF, 12.14%, 7/25/2037 (g)	67	76
Series 2002-W6, Class 1A6, 6.15%, 6/25/2042	11,235	11,136
Series 2003-W4, Class 2A, 5.17%, 10/25/2042 (g)	78	79
Series 2003-W1, Class 1A1, 4.83%, 12/25/2042 (g)	550	524
Series 2003-W1, Class 2A, 5.15%, 12/25/2042 (g)	153	147
Series 2004-W11, Class 1A1, 6.00%, 5/25/2044	431	443
Series 2005-W1, Class 1A2, 6.50%, 10/25/2044	789	814
Series 2006-W3, Class 2A, 6.00%, 9/25/2046	505	497
Series 2007-W10, Class 2A, 6.31%, 8/25/2047 (g)	56	56
Series 2009-W1, Class A, 6.00%, 12/25/2049	1,821	1,840
FNMA, REMIC, Whole Loan
Series 2007-101, Class A2, 4.48%, 6/27/2036 (g)	1,895	1,869
Series 2007-54, Class FA, 5.02%, 6/25/2037 (g)	873	863
Series 2007-64, Class FB, 4.99%, 7/25/2037 (g)	277	275
Series 2007-106, Class A7, 6.18%, 10/25/2037 (g)	189	194
Series 2002-90, Class A1, 6.50%, 6/25/2042	309	319
FNMA, STRIPS
Series 218, Class 2, IO, 7.50%, 4/25/2023	—	—
Series 265, Class 2, 9.00%, 3/25/2024	—	—
Series 300, Class 1, PO, 9/25/2024	35	34
Series 329, Class 1, PO, 1/25/2033	34	29
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 345, Class 6, IO, 5.00%, 12/25/2033 (g)	48	7
Series 365, Class 8, IO, 5.50%, 5/25/2036	181	39
Series 374, Class 5, IO, 5.50%, 8/25/2036	128	24
Series 393, Class 6, IO, 5.50%, 4/25/2037	46	6
Series 383, Class 33, IO, 6.00%, 1/25/2038	122	25
Series 412, Class F2, 5.12%, 8/25/2042 (g)	2,170	2,181
Series 411, Class F1, 5.17%, 8/25/2042 (g)	4,934	4,935
FNMA, Whole Loan Series 2007-W1, Class 1AF1, 4.88%, 11/25/2046 (g)	3,669	3,628
GMACM Mortgage Loan Trust Series 2005-AR3, Class 3A4, 3.18%, 6/19/2035 (g)	312	280
GNMA
Series 1999-4, Class ZB, 6.00%, 2/20/2029	297	297
Series 2001-35, Class SA, IF, IO, 3.66%, 8/16/2031 (g)	63	—
Series 2002-52, Class GH, 6.50%, 7/20/2032	301	300
Series 2011-43, Class ZQ, 5.50%, 1/16/2033	1,537	1,533
Series 2003-58, Class BE, 6.50%, 1/20/2033	396	396
Series 2003-12, Class SP, IF, IO, 3.10%, 2/20/2033 (g)	97	2
Series 2003-25, Class PZ, 5.50%, 4/20/2033	851	848
Series 2003-46, Class MG, 6.50%, 5/20/2033	310	313
Series 2003-52, Class AP, PO, 6/16/2033	177	159
Series 2003-75, Class ZX, 6.00%, 9/16/2033	490	494
Series 2003-90, PO, 10/20/2033	25	25
Series 2010-41, Class WA, 5.82%, 10/20/2033 (g)	587	597
Series 2003-97, Class SA, IF, IO, 1.96%, 11/16/2033 (g)	274	7
Series 2003-112, Class SA, IF, IO, 1.96%, 12/16/2033 (g)	329	6
Series 2004-28, Class S, IF, 7.04%, 4/16/2034 (g)	159	162
Series 2005-7, Class JM, IF, 6.62%, 5/18/2034 (g)	5	5
Series 2004-46, PO, 6/20/2034	275	249
Series 2004-49, Class Z, 6.00%, 6/20/2034	1,130	1,148
Series 2010-103, Class WA, 5.68%, 8/20/2034 (g)	310	316
Series 2004-73, Class JL, IF, IO, 1.96%, 9/16/2034 (g)	1,143	83
Series 2004-71, Class SB, IF, 6.89%, 9/20/2034 (g)	116	114
Series 2004-71, Class ST, IF, 7.00%, 9/20/2034 (g)	116	116
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	75

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2004-83, Class AP, IF, 4.34%, 10/16/2034 (g)	—	—
Series 2004-89, Class LS, IF, 7.55%, 10/16/2034 (g)	104	107
Series 2004-90, Class SI, IF, IO, 1.50%, 10/20/2034 (g)	1,627	68
Series 2004-96, Class SC, IF, IO, 1.48%, 11/20/2034 (g)	975	1
Series 2005-3, Class SK, IF, IO, 2.15%, 1/20/2035 (g)	1,085	73
Series 2005-68, Class DP, IF, 5.37%, 6/17/2035 (g)	311	285
Series 2008-79, Class CS, IF, 2.20%, 6/20/2035 (g)	538	489
Series 2005-56, Class IC, IO, 5.50%, 7/20/2035	107	15
Series 2005-66, Class SP, IF, 5.53%, 8/16/2035 (g)	64	60
Series 2010-14, Class CO, PO, 8/20/2035	632	537
Series 2005-65, Class SA, IF, 5.31%, 8/20/2035 (g)	27	23
Series 2005-68, Class KI, IF, IO, 1.70%, 9/20/2035 (g)	2,207	160
Series 2005-72, Class AZ, 5.50%, 9/20/2035	562	566
Series 2005-82, PO, 10/20/2035	152	126
Series 2010-14, Class BO, PO, 11/20/2035	218	174
Series 2005-91, Class PI, IO, 6.00%, 12/20/2035	227	28
Series 2006-16, Class OP, PO, 3/20/2036	182	155
Series 2006-22, Class AO, PO, 5/20/2036	260	233
Series 2006-38, Class SW, IF, IO, 1.90%, 6/20/2036 (g)	4	—
Series 2006-34, PO, 7/20/2036	35	30
Series 2006-33, Class Z, 6.50%, 7/20/2036	1,164	1,204
Series 2006-38, Class ZK, 6.50%, 8/20/2036	1,477	1,491
Series 2006-59, Class SD, IF, IO, 2.10%, 10/20/2036 (g)	344	17
Series 2006-57, Class PZ, 5.56%, 10/20/2036	646	645
Series 2006-65, Class SA, IF, IO, 2.20%, 11/20/2036 (g)	582	9
Series 2011-22, Class WA, 5.87%, 2/20/2037 (g)	225	229
Series 2007-57, PO, 3/20/2037	245	234
Series 2007-9, Class CI, IF, IO, 1.60%, 3/20/2037 (g)	697	29
Series 2007-17, Class JO, PO, 4/16/2037	357	291
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2007-17, Class JI, IF, IO, 2.22%, 4/16/2037 (g)	920	73
Series 2007-19, Class SD, IF, IO, 1.60%, 4/20/2037 (g)	346	6
Series 2010-129, Class AW, 5.91%, 4/20/2037 (g)	397	405
Series 2007-25, Class FN, 4.89%, 5/16/2037 (g)	299	297
Series 2007-28, Class BO, PO, 5/20/2037	51	43
Series 2007-26, Class SC, IF, IO, 1.60%, 5/20/2037 (g)	616	21
Series 2007-27, Class SD, IF, IO, 1.60%, 5/20/2037 (g)	681	19
Series 2007-35, PO, 6/16/2037	916	768
Series 2007-36, Class HO, PO, 6/16/2037	96	86
Series 2007-36, Class SE, IF, IO, 1.88%, 6/16/2037 (g)	410	12
Series 2007-36, Class SJ, IF, IO, 1.65%, 6/20/2037 (g)	501	8
Series 2007-45, Class QA, IF, IO, 2.04%, 7/20/2037 (g)	793	33
Series 2007-40, Class SN, IF, IO, 2.08%, 7/20/2037 (g)	755	19
Series 2007-40, Class SD, IF, IO, 2.15%, 7/20/2037 (g)	545	26
Series 2007-53, Class ES, IF, IO, 1.95%, 9/20/2037 (g)	548	18
Series 2007-53, Class SW, IF, 6.41%, 9/20/2037 (g)	125	125
Series 2008-32, Class PI, IO, 5.50%, 10/16/2037	55	—
Series 2008-7, Class SP, IF, 4.20%, 10/20/2037 (g)	93	84
Series 2009-79, Class OK, PO, 11/16/2037	973	812
Series 2007-74, Class SL, IF, IO, 1.95%, 11/16/2037 (g)	659	23
Series 2007-73, Class MI, IF, IO, 1.40%, 11/20/2037 (g)	625	9
Series 2007-76, Class SB, IF, IO, 1.90%, 11/20/2037 (g)	1,212	19
Series 2007-67, Class SI, IF, IO, 1.91%, 11/20/2037 (g)	667	19
Series 2007-72, Class US, IF, IO, 1.95%, 11/20/2037 (g)	549	10
Series 2008-7, Class SK, IF, 6.16%, 11/20/2037 (g)	65	60
Series 2007-79, Class SY, IF, IO, 1.95%, 12/20/2037 (g)	812	24
SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2008-1, PO, 1/20/2038	36	30
Series 2015-137, Class WA, 5.55%, 1/20/2038 (g)	2,219	2,279
Series 2009-106, Class ST, IF, IO, 1.40%, 2/20/2038 (g)	5,102	210
Series 2008-17, IO, 5.50%, 2/20/2038	121	—
Series 2008-33, Class XS, IF, IO, 3.11%, 4/16/2038 (g)	349	19
Series 2008-36, Class SH, IF, IO, 1.70%, 4/20/2038 (g)	811	1
Series 2008-40, Class SA, IF, IO, 1.81%, 5/16/2038 (g)	2,709	134
Series 2008-55, Class SA, IF, IO, 1.60%, 6/20/2038 (g)	202	5
Series 2008-50, Class KB, 6.00%, 6/20/2038	417	425
Series 2008-60, Class CS, IF, IO, 1.55%, 7/20/2038 (g)	687	13
Series 2008-69, Class QD, 5.75%, 7/20/2038	269	269
Series 2008-71, Class SC, IF, IO, 1.40%, 8/20/2038 (g)	234	4
Series 2012-59, Class WA, 5.58%, 8/20/2038 (g)	1,033	1,047
Series 2008-76, Class US, IF, IO, 1.30%, 9/20/2038 (g)	833	21
Series 2008-81, Class S, IF, IO, 1.60%, 9/20/2038 (g)	1,742	23
Series 2009-25, Class SE, IF, IO, 3.00%, 9/20/2038 (g)	357	15
Series 2011-97, Class WA, 6.11%, 11/20/2038 (g)	592	612
Series 2008-93, Class AS, IF, IO, 1.10%, 12/20/2038 (g)	935	36
Series 2008-96, Class SL, IF, IO, 1.40%, 12/20/2038 (g)	514	7
Series 2008-95, Class DS, IF, IO, 2.70%, 12/20/2038 (g)	1,514	61
Series 2011-163, Class WA, 5.89%, 12/20/2038 (g)	2,455	2,521
Series 2014-6, Class W, 5.34%, 1/20/2039 (g)	1,692	1,708
Series 2009-6, Class SA, IF, IO, 1.51%, 2/16/2039 (g)	326	1
Series 2009-11, Class SC, IF, IO, 1.56%, 2/16/2039 (g)	466	7
Series 2009-10, Class SA, IF, IO, 1.35%, 2/20/2039 (g)	648	25
Series 2009-6, Class SH, IF, IO, 1.44%, 2/20/2039 (g)	400	1
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2009-31, Class TS, IF, IO, 1.70%, 3/20/2039 (g)	404	4
Series 2009-14, Class KI, IO, 6.50%, 3/20/2039	228	28
Series 2009-14, Class NI, IO, 6.50%, 3/20/2039	507	65
Series 2009-22, Class SA, IF, IO, 1.67%, 4/20/2039 (g)	1,085	47
Series 2009-35, Class ZB, 5.50%, 5/16/2039	9,362	9,345
Series 2009-33, Class CI, IO, 5.50%, 5/20/2039	140	16
Series 2009-33, Class TI, IO, 6.00%, 5/20/2039	190	27
Series 2009-43, Class SA, IF, IO, 1.35%, 6/20/2039 (g)	642	18
Series 2009-42, Class SC, IF, IO, 1.48%, 6/20/2039 (g)	875	49
Series 2009-64, Class SN, IF, IO, 1.51%, 7/16/2039 (g)	839	37
Series 2009-72, Class SM, IF, IO, 1.66%, 8/16/2039 (g)	981	52
Series 2009-104, Class AB, 7.00%, 8/16/2039	164	164
Series 2009-81, Class SB, IF, IO, 1.49%, 9/20/2039 (g)	1,733	104
Series 2009-75, Class MN, 5.50%, 9/20/2039	2,719	2,771
Series 2009-106, Class AS, IF, IO, 1.81%, 11/16/2039 (g)	1,414	101
Series 2013-147, Class BE, 4.00%, 12/20/2039	3,874	3,690
Series 2015-91, Class W, 5.25%, 5/20/2040 (g)	2,015	2,034
Series 2013-75, Class WA, 5.11%, 6/20/2040 (g)	565	566
Series 2011-137, Class WA, 5.60%, 7/20/2040 (g)	975	1,000
Series 2010-130, Class CP, 7.00%, 10/16/2040	1,811	1,917
Series 2010-157, Class OP, PO, 12/20/2040	1,955	1,613
Series 2011-75, Class SM, IF, IO, 2.00%, 5/20/2041 (g)	1,269	63
Series 2013-26, Class AK, 4.67%, 9/20/2041 (g)	1,364	1,355
Series 2014-188, Class W, 4.56%, 10/20/2041 (g)	1,385	1,358
Series 2012-141, Class WA, 4.52%, 11/16/2041 (g)	1,599	1,566
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	77

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2011-157, Class UY, 3.00%, 12/20/2041	1,500	1,315
Series 2012-141, Class WC, 3.71%, 1/20/2042 (g)	1,324	1,263
Series 2012-141, Class WB, 4.02%, 9/16/2042 (g)	879	848
Series 2014-41, Class W, 4.69%, 10/20/2042 (g)	1,485	1,459
Series 2013-54, Class WA, 4.90%, 11/20/2042 (g)	922	916
Series 2013-91, Class WA, 4.46%, 4/20/2043 (g)	1,227	1,182
Series 2019-78, Class SW, IF, IO, 1.50%, 6/20/2049 (g)	8,356	429
Series 2020-134, Class ST, IF, IO, 0.00%, 9/20/2050 (g)	49,297	895
Series 2021-201, Class Z, 3.00%, 11/20/2051	16,706	12,037
Series 2012-H24, Class FA, 4.84%, 3/20/2060 (g)	155	152
Series 2012-H24, Class FG, 4.82%, 4/20/2060 (g)	76	74
Series 2013-H03, Class FA, 4.69%, 8/20/2060 (g)	3	3
Series 2011-H05, Class FB, 4.89%, 12/20/2060 (g)	1,091	1,086
Series 2011-H06, Class FA, 4.84%, 2/20/2061 (g)	1,208	1,202
Series 2012-H21, Class CF, 4.84%, 5/20/2061 (g)	92	91
Series 2011-H19, Class FA, 4.86%, 8/20/2061 (g)	997	993
Series 2012-H26, Class JA, 3.94%, 10/20/2061 (g)	19	19
Series 2012-H10, Class FA, 4.94%, 12/20/2061 (g)	7,860	7,834
Series 2012-H08, Class FB, 4.99%, 3/20/2062 (g)	2,203	2,198
Series 2013-H07, Class MA, 3.95%, 4/20/2062 (g)	9	9
Series 2012-H08, Class FS, 5.09%, 4/20/2062 (g)	3,706	3,700
Series 2012-H15, Class FA, 4.84%, 5/20/2062 (g)	—	—
Series 2012-H26, Class MA, 4.88%, 7/20/2062 (g)	38	38
Series 2012-H18, Class NA, 4.91%, 8/20/2062 (g)	543	541
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2012-H28, Class FA, 4.96%, 9/20/2062 (g)	48	47
Series 2012-H24, Class FE, 4.60%, 10/20/2062 (g)	61	60
Series 2012-H29, Class FA, 4.91%, 10/20/2062 (g)	5,608	5,588
Series 2013-H02, Class HF, 4.69%, 11/20/2062 (g)	4	3
Series 2013-H01, Class FA, 1.65%, 1/20/2063	8	7
Series 2013-H01, Class JA, 4.71%, 1/20/2063 (g)	2,282	2,266
Series 2013-H04, Class SA, 4.81%, 2/20/2063 (g)	1,192	1,183
Series 2013-H08, Class FC, 4.84%, 2/20/2063 (g)	1,633	1,625
Series 2013-H07, Class HA, 4.80%, 3/20/2063 (g)	2,921	2,905
Series 2013-H09, Class HA, 1.65%, 4/20/2063	66	61
Series 2013-H14, Class FG, 4.86%, 5/20/2063 (g)	681	677
Series 2013-H14, Class FC, 4.86%, 6/20/2063 (g)	635	632
Series 2014-H01, Class FD, 5.04%, 1/20/2064 (g)	7,149	7,138
Series 2014-H05, Class FA, 5.08%, 2/20/2064 (g)	8,005	7,991
Series 2014-H06, Class HB, 5.04%, 3/20/2064 (g)	1,359	1,357
Series 2014-H09, Class TA, 4.99%, 4/20/2064 (g)	4,602	4,592
Series 2014-H10, Class TA, 4.99%, 4/20/2064 (g)	12,310	12,264
Series 2014-H11, Class VA, 4.89%, 6/20/2064 (g)	13,349	13,272
Series 2014-H15, Class FA, 4.89%, 7/20/2064 (g)	13,073	12,999
Series 2014-H17, Class FC, 4.89%, 7/20/2064 (g)	8,488	8,369
Series 2014-H19, Class FE, 4.86%, 9/20/2064 (g)	11,461	11,396
Series 2014-H20, Class LF, 4.99%, 10/20/2064 (g)	6,310	6,233
Series 2015-H02, Class FB, 4.89%, 12/20/2064 (g)	3,188	3,175
Series 2015-H03, Class FA, 4.89%, 12/20/2064 (g)	3,171	3,159
SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2015-H07, Class ES, 4.65%, 2/20/2065 (g)	5,575	5,534
Series 2015-H05, Class FC, 4.87%, 2/20/2065 (g)	21,709	21,425
Series 2015-H06, Class FA, 4.87%, 2/20/2065 (g)	9,069	9,022
Series 2015-H08, Class FC, 4.87%, 3/20/2065 (g)	29,244	29,096
Series 2015-H10, Class FC, 4.87%, 4/20/2065 (g)	24,966	24,825
Series 2015-H12, Class FA, 4.87%, 5/20/2065 (g)	14,447	14,372
Series 2015-H15, Class FD, 4.83%, 6/20/2065 (g)	6,743	6,700
Series 2015-H15, Class FJ, 4.83%, 6/20/2065 (g)	10,770	10,707
Series 2015-H18, Class FA, 4.84%, 6/20/2065 (g)	6,532	6,499
Series 2015-H16, Class FG, 4.83%, 7/20/2065 (g)	12,034	11,955
Series 2015-H16, Class FL, 4.83%, 7/20/2065 (g)	16,684	16,578
Series 2015-H20, Class FA, 4.86%, 8/20/2065 (g)	10,629	10,566
Series 2015-H26, Class FG, 4.91%, 10/20/2065 (g)	3,114	3,073
Series 2015-H32, Class FH, 5.05%, 12/20/2065 (g)	7,152	7,136
Series 2016-H07, Class FA, 5.14%, 3/20/2066 (g)	29,479	29,462
Series 2016-H07, Class FB, 5.14%, 3/20/2066 (g)	7,438	7,434
Series 2016-H11, Class FD, 2.57%, 5/20/2066 (g)	14,632	14,434
Series 2016-H26, Class FC, 5.39%, 12/20/2066 (g)	9,813	9,706
Series 2017-H08, Class XI, IO, 2.13%, 3/20/2067 (g)	44,705	2,007
Series 2017-H14, Class XI, IO, 1.23%, 6/20/2067 (g)	34,184	1,289
Series 2018-H09, Class FE, 2.61%, 6/20/2068 (g)	2,658	2,607
Series 2019-H20, Class ID, IO, 0.03%, 12/20/2069 (g)	18,538	1,285
Series 2020-H02, Class MI, IO, 0.02%, 1/20/2070 (g)	40,884	1,519
Series 2020-H05, IO, 0.02%, 3/20/2070 (g)	38,507	2,353
Series 2020-H09, Class IC, IO, 0.00%, 5/20/2070 (g)	46,346	2,168
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2020-H09, IO, 0.02%, 5/20/2070 (g)	44,860	2,167
Series 2020-H09, Class CI, IO, 0.02%, 5/20/2070 (g)	40,056	2,311
Series 2020-H11, IO, 0.02%, 6/20/2070 (g)	24,521	1,287
Series 2020-H12, Class HI, IO, 0.00%, 7/20/2070 (g)	29,667	1,841
Series 2020-H12, Class IJ, IO, 0.01%, 7/20/2070 (g)	34,529	1,992
Series 2020-H15, IO, 0.02%, 8/20/2070 (g)	44,205	2,630
Goodgreen Trust Series 2017-R1, 5.00%, 10/20/2051 ‡	12,110	11,565
GSMPS Mortgage Loan Trust
Series 2004-4, Class 1AF, 5.02%, 6/25/2034 (b) (g)	312	275
Series 2005-RP2, Class 1AF, 4.97%, 3/25/2035 (b) (g)	527	461
Series 2005-RP3, Class 1AS, IO, 0.00%, 9/25/2035 (b) (g)	2,690	25
Series 2005-RP3, Class 1AF, 4.97%, 9/25/2035 (b) (g)	3,649	3,116
GSR Mortgage Loan Trust
Series 2003-3F, Class 4A3, 5.75%, 4/25/2033	49	47
Series 2004-6F, Class 2A4, 5.50%, 5/25/2034	232	225
Series 2004-6F, Class 3A4, 6.50%, 5/25/2034	190	191
Series 2004-13F, Class 3A3, 6.00%, 11/25/2034	93	90
Series 2005-5F, Class 8A3, 5.12%, 6/25/2035 (g)	92	84
Series 2005-AR6, Class 3A1, 3.35%, 9/25/2035 (g)	26	23
Series 2005-7F, Class 3A9, 6.00%, 9/25/2035	426	408
Series 2006-1F, Class 1A3, 5.50%, 2/25/2036	120	207
Series 2006-1F, Class 2A4, 6.00%, 2/25/2036	1,543	802
Headlands Residential LLC Series 2021-RPL1, Class NOTE, 2.49%, 9/25/2026 (b) (g)	30,000	28,408
Home RE Ltd. (Bermuda) Series 2022-1, Class M1B, 7.98%, 10/25/2034 (b) (g)	9,350	9,465
Homeward Opportunities Fund Trust Series 2020-BPL1, Class A1, 3.23%, 8/25/2025 (b) (f)	11,647	11,610
Impac CMB Trust Series 2005-4, Class 2A1, 5.22%, 5/25/2035 (g)	613	540
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	79

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Impac Secured Assets CMN Owner Trust Series 2003-2, Class A1, 5.50%, 8/25/2033	322	268
Impac Secured Assets Trust Series 2006-1, Class 2A1, 5.32%, 5/25/2036 (g)	454	384
JPMorgan Mortgage Trust
Series 2006-A2, Class 5A3, 4.18%, 11/25/2033 (g)	662	629
Series 2004-A3, Class 4A1, 3.63%, 7/25/2034 (g)	13	13
Series 2006-A2, Class 4A1, 3.65%, 8/25/2034 (g)	1,704	1,675
Series 2006-A3, Class 6A1, 3.85%, 8/25/2034 (g)	203	194
Series 2004-A4, Class 1A1, 3.93%, 9/25/2034 (g)	74	67
Series 2004-S1, Class 1A7, 5.00%, 9/25/2034	19	19
Series 2005-A1, Class 3A4, 3.82%, 2/25/2035 (g)	270	251
Series 2007-A1, Class 5A1, 4.00%, 7/25/2035 (g)	174	167
Series 2007-A1, Class 5A2, 4.00%, 7/25/2035 (g)	69	67
Legacy Mortgage Asset Trust
Series 2020-GS1, Class A1, 5.88%, 10/25/2059 (b) (f)	6,665	6,658
Series 2020-GS5, Class A1, 3.25%, 6/25/2060 (b) (f)	9,454	9,446
Series 2021-GS1, Class A1, 1.89%, 10/25/2066 (b) (f)	20,389	18,672
Lehman Mortgage Trust
Series 2006-2, Class 1A1, 5.91%, 4/25/2036 (g)	352	232
Series 2007-6, Class 1A8, 6.00%, 7/25/2037	94	76
Series 2008-2, Class 1A6, 6.00%, 3/25/2038	1,928	667
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1, 4.06%, 4/21/2034 (g)	447	420
Series 2004-3, Class 4A2, 2.89%, 4/25/2034 (g)	158	139
Series 2004-15, Class 3A1, 4.44%, 12/25/2034 (g)	66	61
MASTR Alternative Loan Trust
Series 2004-10, Class 1A1, 4.50%, 9/25/2019	3	3
Series 2004-8, Class 6A1, 5.50%, 9/25/2019	1	1
Series 2003-9, Class 2A1, 6.00%, 12/25/2033	187	185
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2003-9, Class 8A1, 6.00%, 1/25/2034	101	96
Series 2004-3, Class 3A1, 6.00%, 4/25/2034	1,038	1,023
Series 2004-3, Class 2A1, 6.25%, 4/25/2034	160	159
Series 2004-6, Class 30, PO, 7/25/2034	122	91
Series 2004-6, Class 7A1, 6.00%, 7/25/2034	91	86
Series 2004-7, Class 30, PO, 8/25/2034	92	68
Series 2005-6, Class 3A1, 5.50%, 12/25/2035	69	49
MASTR Asset Securitization Trust
Series 2004-6, Class 15, PO, 7/25/2019 ‡	—	—
Series 2003-12, Class 30, PO, 12/25/2033	9	7
Series 2003-12, Class 6A1, 5.00%, 12/25/2033	66	62
Series 2004-4, Class 1A6, 5.25%, 12/26/2033	169	147
Series 2004-P7, Class A6, 5.50%, 12/27/2033 (b)	88	70
Series 2004-1, Class 30, PO, 2/25/2034	10	6
MASTR Reperforming Loan Trust
Series 2005-2, Class 1A1F, 4.97%, 5/25/2035 (b) (g)	5,519	2,906
Series 2006-2, Class 1A1, 4.06%, 5/25/2036 (b) (g)	585	464
Mastr Resecuritization Trust Series 2005-PO, Class 3, PO, 5/28/2035 (b)	83	50
Merrill Lynch Mortgage Investors Trust
Series 2003-E, Class A1, 5.24%, 10/25/2028 (g)	252	233
Series 2003-F, Class A1, 5.26%, 10/25/2028 (g)	384	356
Series 2004-A, Class A1, 5.08%, 4/25/2029 (g)	97	87
Series 2004-C, Class A2, 5.75%, 7/25/2029 (g)	169	161
Series 2003-A5, Class 2A6, 3.86%, 8/25/2033 (g)	109	101
Series 2004-A4, Class A2, 3.53%, 8/25/2034 (g)	274	250
Series 2004-1, Class 2A1, 3.61%, 12/25/2034 (g)	284	263
Series 2005-A2, Class A1, 4.20%, 2/25/2035 (g)	477	442
Merrill Lynch Mortgage-Backed Securities Trust Series 2007-3, Class 1A3, 5.33%, 6/25/2037 (g)	209	196
Mill City Securities Ltd. (Cayman Islands) Series 2021-RS1, Class A1, 2.91%, 4/28/2066 ‡ (b) (g)	44,324	39,543
SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Morgan Stanley Mortgage Loan Trust
Series 2004-9, Class 4A, 3.21%, 10/25/2019 (g)	58	53
Series 2004-3, Class 4A, 5.65%, 4/25/2034 (g)	728	707
MRFC Mortgage Pass-Through Trust
Series 2000-TBC2, Class A1, 5.07%, 6/15/2030 (g)	589	568
Series 2000-TBC3, Class A1, 5.03%, 12/15/2030 (g)	142	132
NACC Reperforming Loan REMIC Trust Series 2004-R2, Class A1, 6.50%, 10/25/2034 (b) (g)	283	247
Nited Mortgage Mezz, 8.00%, 4/28/2023 ‡	30,000	29,700
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2003-A1, Class A5, 7.00%, 4/25/2033	68	67
Series 2003-A1, Class A1, 5.50%, 5/25/2033	17	16
Series 2003-A1, Class A2, 6.00%, 5/25/2033	63	60
Ocwen Frn Series 2021-GNMSR1, 5.00%, 5/1/2030 ‡	25,457	25,202
PMC PLS ESR Issuer LLC Series 2022-PLS1, Class A, 5.11%, 2/25/2027 (b) (f)	17,822	16,937
Prime Mortgage Trust Series 2004-CL1, Class 1A1, 6.00%, 2/25/2034	241	233
PRPM LLC
Series 2021-1, Class A1, 2.12%, 1/25/2026 (b) (g)	40,470	38,120
Series 2021-10, Class A1, 2.49%, 10/25/2026 (b) (f)	52,875	49,480
RALI Trust
Series 2002-QS16, Class A3, IF, 8.22%, 10/25/2017 ‡ (g)	1	1
Series 2003-QS12, Class A2A, IF, IO, 4.01%, 6/25/2018 ‡ (g)	—	—
Series 2003-QS12, Class A5, IO, 5.00%, 6/25/2018 ‡	—	—(i)
Series 2005-QA6, Class A32, 4.26%, 5/25/2035 (g)	650	371
Series 2007-QS1, Class 1A1, 6.00%, 1/25/2037	76	58
Reperforming Loan REMIC Trust Series 2005-R1, Class 2A, PO, 3/25/2035 (b)	33	18
Residential Asset Securitization Trust Series 2003-A8, Class A5, 4.25%, 10/25/2018	12	13
SART Series 2017-1, 4.75%, 7/15/2024 ‡	7,750	7,595
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Seasoned Credit Risk Transfer Trust
Series 2017-4, Class M60C, 3.50%, 6/25/2057	10,164	9,530
Series 2017-4, Class MT, 3.50%, 6/25/2057	29,406	27,025
Series 2018-4, Class MA, 3.50%, 3/25/2058	35,158	33,386
Series 2018-4, Class MZ, 3.50%, 3/25/2058	13,922	11,089
Series 2019-1, Class MT, 3.50%, 7/25/2058	39,972	36,651
Series 2019-1, Class M55D, 4.00%, 7/25/2058	22,960	21,741
Series 2019-2, Class MA, 3.50%, 8/25/2058	13,912	13,145
Series 2019-3, Class MB, 3.50%, 10/25/2058	26,446	22,656
Series 2020-1, Class M55G, 3.00%, 8/25/2059	35,894	32,745
Series 2020-2, Class MB, 2.00%, 11/25/2059	11,989	8,534
Series 2020-3, Class MT, 2.00%, 5/25/2060	50,946	41,935
Series 2022-1, Class MTU, 3.25%, 11/25/2061	70,683	62,077
Seasoned Loans Structured Transaction Series 2018-1, Class A1, 3.50%, 6/25/2028	9,136	8,658
Sequoia Mortgage Trust
Series 2004-8, Class A1, 5.30%, 9/20/2034 (g)	416	359
Series 2004-8, Class A2, 5.92%, 9/20/2034 (g)	524	489
Series 2004-10, Class A1A, 5.22%, 11/20/2034 (g)	170	154
Series 2004-11, Class A1, 5.20%, 12/20/2034 (g)	464	413
Series 2004-12, Class A3, 5.51%, 1/20/2035 (g)	520	476
Series RR Trust Series 2014-1, Class B, PO, 5/25/2047 ‡ (b)	8,260	7,550
Structured Asset Mortgage Investments II Trust
Series 2004-AR5, Class 1A1, 5.26%, 10/19/2034 (g)	418	388
Series 2005-AR5, Class A3, 5.10%, 7/19/2035 (g)	1,825	1,636
Structured Asset Securities Corp.
Series 2004-4XS, Class 1A5, 5.05%, 2/25/2034 (f)	988	940
Series 2005-RF3, Class 1A, 4.97%, 6/25/2035 (b) (g)	388	357
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
Series 2003-34A, Class 3A3, 4.35%, 11/25/2033 (g)	73	71
Series 2003-37A, Class 2A, 3.95%, 12/25/2033 (g)	664	613
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	81

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Thornburg Mortgage Securities Trust
Series 2003-4, Class A1, 5.26%, 9/25/2043 (g)	1,101	1,025
Series 2004-4, Class 3A, 3.72%, 12/25/2044 (g)	716	658
Towd Point Mortgage Trust
Series 2017-FRE2, Class M6, 4.00%, 11/25/2047 ‡ (b) (f)	22,208	20,976
Series 2021-R1, Class A1, 2.92%, 11/30/2060 (b) (g)	97,921	77,828
Series 2021-R1, Class A2C, 3.31%, 11/30/2060 (b)	10,000	9,262
Vendee Mortgage Trust
Series 1994-1, Class 1, 4.41%, 2/15/2024 (g)	42	42
Series 1994-1, Class 2ZB, 6.50%, 2/15/2024	149	149
Series 1996-1, Class 1Z, 6.75%, 2/15/2026	286	290
Series 1996-2, Class 1Z, 6.75%, 6/15/2026	120	121
Series 1997-1, Class 2Z, 7.50%, 2/15/2027	403	411
Series 1998-1, Class 2E, 7.00%, 3/15/2028	305	305
VM Master Issuer LLC Series 2022-1, Class A1, 5.16%, 5/24/2025 ‡ (b) (g)	47,353	44,365
Volve Surf City, 4.24%, 5/1/2032 (e)	38,361	38,757
WaMu Mortgage Pass-Through Certificates
Series 2003-S4, Class 2A10, IF, 4.77%, 6/25/2033 (g)	75	68
Series 2004-RS2, Class A4, 5.00%, 11/25/2033	161	141
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-S1, Class A5, 5.50%, 4/25/2033	312	308
Series 2003-AR7, Class A7, 3.82%, 8/25/2033 (g)	292	265
Series 2003-AR9, Class 1A6, 4.12%, 9/25/2033 (g)	1,448	1,325
Series 2003-AR9, Class 2A, 4.17%, 9/25/2033 (g)	139	124
Series 2003-S9, Class P, PO, 10/25/2033	12	9
Series 2003-AR11, Class A6, 4.23%, 10/25/2033 (g)	827	753
Series 2003-S9, Class A8, 5.25%, 10/25/2033	974	938
Series 2004-AR3, Class A1, 3.16%, 6/25/2034 (g)	332	304
Series 2004-AR3, Class A2, 3.16%, 6/25/2034 (g)	427	390
Series 2004-S2, Class 2A4, 5.50%, 6/25/2034	707	688
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2004-S3, Class 1A5, 5.00%, 7/25/2034	54	53
Series 2006-AR10, Class 2P, 3.60%, 9/25/2036 (g)	37	32
Series 2006-AR8, Class 1A2, 3.68%, 8/25/2046 (g)	258	226
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
Series 2005-1, Class CP, PO, 3/25/2035	36	24
Series 2005-1, Class 1A1, 5.50%, 3/25/2035	375	335
Series 2005-2, Class 2A3, IF, IO, 0.38%, 4/25/2035 (g)	668	22
Series 2005-2, Class 1A4, IF, IO, 0.43%, 4/25/2035 (g)	3,038	91
Series 2005-4, Class CB7, 5.50%, 6/25/2035	1,071	973
Series 2005-4, Class CX, IO, 5.50%, 6/25/2035	1,117	173
Series 2005-6, Class 2A4, 5.50%, 8/25/2035	157	132
Series 2006-1, Class 3A2, 5.75%, 2/25/2036	79	71
Washington Mutual MSC Mortgage Pass-Through Certificates Trust Series 2003-MS7, Class P, PO, 3/25/2033	—	—
Wells Fargo Alternative Loan Trust
Series 2003-1, Class A, PO, 9/25/2033	11	8
Series 2007-PA3, Class 1A2, 5.75%, 7/25/2037	102	82
Wells Fargo Mortgage-Backed Securities Trust Series 2007-7, Class A7, 6.00%, 6/25/2037	53	46
Total Collateralized Mortgage Obligations (Cost $2,281,151)		2,123,111
U.S. Government Agency Securities — 0.6%
FFCB Funding Corp. 1.84%, 1/25/2036	25,000	17,849
FHLB
1.87%, 2/8/2036	32,500	23,266
1.93%, 2/11/2036	40,000	28,852
Israel Government AID Bond (Israel)
5.50%, 12/4/2023	7,240	7,247
2.15%, 11/1/2024 (a)	5,000	4,578
5.50%, 9/18/2033	6,771	7,387
Resolution Funding Corp. STRIPS
DN, 3.32%, 1/15/2030 (a)	30,700	22,589
DN, 2.95%, 4/15/2030 (a)	26,456	19,290
Tennessee Valley Authority
5.88%, 4/1/2036	31,814	35,486
5.50%, 6/15/2038	493	529
SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Government Agency Securities — continued
4.63%, 9/15/2060	4,157	3,992
4.25%, 9/15/2065	2,604	2,315
Tennessee Valley Authority STRIPS
DN, 4.45%, 11/1/2025 (a)	17,495	15,394
DN, 6.16%, 7/15/2028 (a)	3,119	2,443
DN, 3.99%, 12/15/2028 (a)	3,500	2,698
DN, 5.47%, 6/15/2035 (a)	2,242	1,235
Total U.S. Government Agency Securities (Cost $211,094)		195,150
Municipal Bonds — 0.4% (j)
California — 0.1%
City of Los Angeles Department of Airports, Federally Taxable Build America Bonds Direct Payment to Issuer Series 2009C, Rev., 6.58%, 5/15/2039	2,940	3,261
Regents of the University of California Medical Center Pooled Series 2020N, Rev., 3.71%, 5/15/2120	21,120	14,078
State of California, Various Purpose GO, 7.30%, 10/1/2039	2,400	2,929
Total California		20,268
New York — 0.1%
New York State Dormitory Authority, State Personal Income Tax, General Purpose Series 2010-D, Rev., 5.60%, 3/15/2040	2,240	2,344
Port Authority of New York and New Jersey, Consolidated
Series 164, Rev., 5.65%, 11/1/2040	10,965	11,691
Series 165, Rev., 5.65%, 11/1/2040	3,780	4,030
Series 174, Rev., 4.46%, 10/1/2062	17,925	16,343
Total New York		34,408
Ohio — 0.1%
American Municipal Power, Inc., Meldahl Hydroelectric Project Series 2010B, Rev., 7.50%, 2/15/2050	11,725	14,641
County of Franklin, Hospital Facilities, Nationwide Children's Hospital Project Rev., 2.88%, 11/1/2050	4,675	2,863
County of Hamilton, Healthcare Facilities, The Christ Hospital Rev., AGM, 3.76%, 6/1/2042	16,870	13,151
Ohio State University (The), General Receipts
Series 2016A, Rev., 4.05%, 12/1/2056	3,478	2,944
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ohio — continued
Series 2011-A, Rev., 4.80%, 6/1/2111	9,576	8,659
Ohio University, General Receipts, Federally Taxable Rev., 5.59%, 12/1/2114	5,822	5,496
Total Ohio		47,754
Oklahoma — 0.1%
Oklahoma Development Finance Authority, Natural Gas Co. Series 2022, Rev., 4.71%, 5/1/2052	11,680	11,023
Oklahoma Development Finance Authority, Public Service Co. Series 2022, Rev., 4.62%, 6/1/2044	27,500	26,295
Total Oklahoma		37,318
Pennsylvania — 0.0% ^
Chester County Health and Education Facilities Authority, Main Line Health System Rev., 3.31%, 6/1/2051	11,130	7,871
Total Municipal Bonds (Cost $166,426)		147,619
Foreign Government Securities — 0.4%
Kingdom of Saudi Arabia
2.25%, 2/2/2033 (b)	10,140	8,035
3.45%, 2/2/2061 (b)	4,399	3,028
Republic of Chile 2.55%, 1/27/2032	9,568	7,818
Republic of Panama
3.16%, 1/23/2030	8,850	7,585
4.50%, 4/16/2050	5,100	3,816
Republic of Peru 5.63%, 11/18/2050	737	721
Republic of South Africa 5.88%, 9/16/2025	3,502	3,479
United Arab Emirates Government Bond 2.88%, 10/19/2041 (b)	15,748	11,988
United Mexican States
4.13%, 1/21/2026	5,155	5,023
3.75%, 1/11/2028	22,959	21,444
2.66%, 5/24/2031	20,674	16,684
3.50%, 2/12/2034	6,211	5,043
4.75%, 3/8/2044	3,906	3,239
4.60%, 1/23/2046	15,089	12,098
4.35%, 1/15/2047	4,228	3,256
4.60%, 2/10/2048	1,928	1,535
4.40%, 2/12/2052	14,965	11,381
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	83

JPMorgan Core Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
3.77%, 5/24/2061	11,682	7,668
5.75%, 10/12/2110	5,118	4,522
Total Foreign Government Securities (Cost $170,326)		138,363
Loan Assignments — 0.2% (g) (k)
Diversified Financial Services — 0.2%
OneSky, 1st Lien Term Loan, 3.88%, 1/15/2031 (Cost $68,933)	70,069	60,047
	SHARES (000)
Short-Term Investments — 3.0%
Investment Companies — 3.0%
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.66% (l) (m) (Cost $1,056,242)	1,055,861	1,056,388
Total Investments — 101.5% (Cost $39,447,993)		35,625,961
Liabilities in Excess of Other Assets — (1.5)%		(512,863)
NET ASSETS — 100.0%		35,113,098

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
AGM	Insured by Assured Guaranty Municipal Corp.
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of February 28, 2023.
CSMC	Credit Suisse Mortgage Trust
DN	Discount Notes
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
GNMA	Government National Mortgage Association
GO	General Obligation
ICE	Intercontinental Exchange
IF
Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of
February 28, 2023. The rate may be subject to a cap and floor.

IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
PO
Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying
mortgages of these securities increase, the yield on these
securities increases.

RE	Reinsured
REMIC	Real Estate Mortgage Investment Conduit
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
SOFRINDX	Compounding index of the Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)	The rate shown is the effective yield as of February 28, 2023.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2023.
(d)
Contingent Capital security (“CoCo”). CoCos are hybrid
debt securities that may be convertible into equity or
may be written down if a pre-specified trigger event
occurs. The total value of aggregate CoCo holdings at
February 28, 2023 is $59,174 or 0.17% of the
Fund’s net assets as of February 28, 2023 .

(e)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(f)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of February 28, 2023.

(g)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 28, 2023.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. Morgan Income Funds	February 28, 2023

(h)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(i)	Value is zero.
(j)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(k)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(l)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(m)	The rate shown is the current yield as of February 28, 2023.
Futures contracts outstanding as of February 28, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 10 Year Note	5,117	06/21/2023	USD	571,505	(930)
U.S. Treasury 2 Year Note	3,434	06/30/2023	USD	699,651	(1,768)
U.S. Treasury 5 Year Note	6,853	06/30/2023	USD	733,860	(710)
					(3,408)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	85

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 30.5%
Aerospace & Defense — 0.3%
Airbus SE (France)
3.15%, 4/10/2027 (a)	655	610
3.95%, 4/10/2047 (a)	150	125
BAE Systems plc (United Kingdom)
1.90%, 2/15/2031 (a)	764	602
3.00%, 9/15/2050 (a)	1,494	990
Boeing Co. (The)
2.75%, 2/1/2026	1,721	1,595
2.20%, 2/4/2026	1,700	1,544
3.10%, 5/1/2026	1,330	1,238
2.70%, 2/1/2027	6,025	5,458
BWX Technologies, Inc.
4.13%, 6/30/2028 (a)	695	620
4.13%, 4/15/2029 (a)	3,660	3,193
Howmet Aerospace, Inc. 5.95%, 2/1/2037	4,161	4,078
Lockheed Martin Corp. 4.50%, 5/15/2036	5,005	4,770
Northrop Grumman Corp. 4.95%, 3/15/2053	2,550	2,403
Raytheon Technologies Corp.
5.15%, 2/27/2033	3,823	3,804
4.50%, 6/1/2042	3,181	2,859
4.35%, 4/15/2047	166	145
5.38%, 2/27/2053	1,938	1,946
Spirit AeroSystems, Inc.
7.50%, 4/15/2025 (a)	827	826
9.38%, 11/30/2029 (a)	1,756	1,855
TransDigm, Inc. 6.25%, 3/15/2026 (a)	5,905	5,827
Triumph Group, Inc.
8.88%, 6/1/2024 (a)	2,043	2,125
6.25%, 9/15/2024 (a)	1,475	1,473
7.75%, 8/15/2025	2,364	2,264
Wesco Aircraft Holdings, Inc. 9.00%, 11/15/2026 (a)	8,139	5,488
		55,838
Airlines — 0.2%
American Airlines, Inc.
11.75%, 7/15/2025 (a)	2,350	2,577
5.50%, 4/20/2026 (a)	4,000	3,893
5.75%, 4/20/2029 (a)	12,699	12,078
Continental Airlines Pass-Through Trust Series 2012-2, Class A Shares, 4.00%, 10/29/2024	3,469	3,341
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Airlines — continued
Mileage Plus Holdings LLC 6.50%, 6/20/2027 (a)	1,436	1,436
United Airlines Holdings, Inc. 4.88%, 1/15/2025	2,241	2,178
United Airlines, Inc. 4.38%, 4/15/2026 (a)	2,345	2,207
		27,710
Auto Components — 0.3%
Adient Global Holdings Ltd. 4.88%, 8/15/2026 (a)	700	648
Allison Transmission, Inc.
4.75%, 10/1/2027 (a)	250	232
5.88%, 6/1/2029 (a)	3,625	3,435
3.75%, 1/30/2031 (a)	2,959	2,456
American Axle & Manufacturing, Inc.
6.50%, 4/1/2027	2,040	1,886
6.88%, 7/1/2028	1,420	1,274
5.00%, 10/1/2029	5,475	4,417
Clarios Global LP
6.75%, 5/15/2025 (a)	2,992	2,974
6.25%, 5/15/2026 (a)	2,477	2,431
Cooper-Standard Automotive, Inc.
4.50% (PIK), 3/31/2027 (a) (b)	6,510	6,712
10.63% (PIK), 5/15/2027 (a) (b)	4,490	2,695
Dana Financing Luxembourg SARL 5.75%, 4/15/2025 (a)	4,125	4,023
Dana, Inc. 5.63%, 6/15/2028	1,350	1,222
Goodyear Tire & Rubber Co. (The)
9.50%, 5/31/2025	355	366
5.00%, 7/15/2029	8,895	7,739
5.25%, 4/30/2031	3,660	3,138
Icahn Enterprises LP
6.38%, 12/15/2025	4,042	3,989
6.25%, 5/15/2026	957	928
5.25%, 5/15/2027	1,490	1,378
		51,943
Automobiles — 0.1%
Ford Motor Co. 9.63%, 4/22/2030	2,968	3,413
Hyundai Capital America
1.80%, 10/15/2025 (a)	4,110	3,724
1.50%, 6/15/2026 (a)	3,500	3,066
3.00%, 2/10/2027 (a)	4,000	3,658
2.38%, 10/15/2027 (a)	1,120	978
SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Automobiles — continued
Mercedes-Benz Finance North America LLC (Germany) 3.30%, 5/19/2025 (a)	500	479
Nissan Motor Co. Ltd. (Japan) 4.35%, 9/17/2027 (a)	1,169	1,066
		16,384
Banks — 6.1%
ABN AMRO Bank NV (Netherlands)
4.75%, 7/28/2025 (a)	14,000	13,607
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.47%, 12/13/2029 (a) (c)	7,100	5,917
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.90%), 3.32%, 3/13/2037 (a) (c)	5,000	3,798
AIB Group plc (Ireland) (ICE LIBOR USD 3 Month + 1.87%), 4.26%, 4/10/2025 (a) (c)	1,940	1,895
ANZ New Zealand Int'l Ltd. (New Zealand)
3.40%, 3/19/2024 (a)	1,200	1,174
2.55%, 2/13/2030 (a)	397	335
Banco Bilbao Vizcaya Argentaria SA (Spain) 1.13%, 9/18/2025	4,000	3,582
Banco Nacional de Comercio Exterior SNC (Mexico) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.00%), 2.72%, 8/11/2031 (a) (c)	2,850	2,387
Banco Santander SA (Spain)
5.15%, 8/18/2025	200	198
1.85%, 3/25/2026	2,400	2,127
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (c)	1,000	862
Bank of America Corp.
(SOFR + 0.41%), 0.52%, 6/14/2024 (c)	18,200	17,910
(ICE LIBOR USD 3 Month + 0.94%), 3.86%, 7/23/2024 (c)	5,000	4,963
Series X, (ICE LIBOR USD 3 Month + 3.71%), 6.25%, 9/5/2024 (c) (d) (e)	1,980	1,980
(ICE LIBOR USD 3 Month + 1.09%), 3.09%, 10/1/2025 (c)	519	498
(ICE LIBOR USD 3 Month + 0.87%), 2.46%, 10/22/2025 (c)	2,000	1,898
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
(ICE LIBOR USD 3 Month + 0.81%), 3.37%, 1/23/2026 (c)	6,000	5,743
(SOFR + 1.33%), 3.38%, 4/2/2026 (c)	10,370	9,918
(SOFR + 1.01%), 1.20%, 10/24/2026 (c)	8,500	7,564
Series N, (SOFR + 0.91%), 1.66%, 3/11/2027 (c)	3,175	2,827
(ICE LIBOR USD 3 Month + 1.06%), 3.56%, 4/23/2027 (c)	8,260	7,763
(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (c)	1,000	930
(SOFR + 1.99%), 6.20%, 11/10/2028 (c)	3,320	3,414
(ICE LIBOR USD 3 Month + 1.07%), 3.97%, 3/5/2029 (c)	273	253
(SOFR + 1.06%), 2.09%, 6/14/2029 (c)	12,727	10,701
(ICE LIBOR USD 3 Month + 0.99%), 2.50%, 2/13/2031 (c)	12,400	10,225
(SOFR + 1.53%), 1.90%, 7/23/2031 (c)	15,000	11,691
(SOFR + 1.37%), 1.92%, 10/24/2031 (c)	7,380	5,720
Series N, (SOFR + 1.22%), 2.65%, 3/11/2032 (c)	5,000	4,062
(SOFR + 1.32%), 2.69%, 4/22/2032 (c)	13,590	11,022
(SOFR + 1.22%), 2.30%, 7/21/2032 (c)	43,365	33,913
(SOFR + 2.16%), 5.02%, 7/22/2033 (c)	9,490	9,130
6.98%, 3/7/2037	1,500	1,591
(ICE LIBOR USD 3 Month + 1.32%), 4.08%, 4/23/2040 (c)	1,535	1,290
(SOFR + 1.93%), 2.68%, 6/19/2041 (c)	8,665	5,936
Series L, 4.75%, 4/21/2045	2,000	1,809
(ICE LIBOR USD 3 Month + 3.15%), 4.08%, 3/20/2051 (c)	3,500	2,810
(SOFR + 1.56%), 2.97%, 7/21/2052 (c)	2,000	1,312
Bank of Montreal (Canada) (USD Swap Semi 5 Year + 1.43%), 3.80%, 12/15/2032 (c) (f)	372	331
Bank of New Zealand (New Zealand) 2.29%, 1/27/2027 (a)	889	796
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	87

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
Bank of Nova Scotia (The) (Canada)
(ICE LIBOR USD 3 Month + 2.65%), 7.45%, 4/12/2023 (c) (d) (e) (f)	4,800	4,656
2.70%, 8/3/2026	1,660	1,522
1.30%, 9/15/2026	1,500	1,303
Banque Federative du Credit Mutuel SA (France)
3.75%, 7/20/2023 (a)	2,770	2,754
0.65%, 2/27/2024 (a)	2,448	2,333
4.52%, 7/13/2025 (a)	12,430	12,147
4.94%, 1/26/2026 (a)	1,210	1,193
1.60%, 10/4/2026 (a)	3,530	3,075
Barclays plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.36%), 4.34%, 5/16/2024 (c)	800	797
BNP Paribas SA (France)
(ICE LIBOR USD 3 Month + 2.24%), 4.70%, 1/10/2025 (a) (c)	2,000	1,979
(SOFR + 2.07%), 2.22%, 6/9/2026 (a) (c)	558	515
(SOFR + 1.00%), 1.32%, 1/13/2027 (a) (c)	442	391
(SOFR + 1.61%), 1.90%, 9/30/2028 (a) (c)	1,000	843
(SOFR + 1.22%), 2.16%, 9/15/2029 (a) (c)	832	688
(SOFR + 1.56%), 3.13%, 1/20/2033 (a) (c)	2,128	1,723
Canadian Imperial Bank of Commerce (Canada)
3.10%, 4/2/2024	921	898
2.25%, 1/28/2025	3,100	2,928
3.30%, 4/7/2025	2,000	1,919
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 4.07%), 8.87%, 4/30/2023 (c) (d) (e)	581	584
Series M, (ICE LIBOR USD 3 Month + 3.42%), 6.30%, 5/15/2024 (c) (d) (e)	1,652	1,613
Series V, (SOFR + 3.23%), 4.70%, 1/30/2025 (c) (d) (e)	146	133
Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025 (c) (d) (e)	2,120	2,072
(SOFR + 1.37%), 4.14%, 5/24/2025 (c)	4,463	4,381
6.88%, 6/1/2025	645	664
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
7.00%, 12/1/2025	1,115	1,149
(SOFR + 0.69%), 2.01%, 1/25/2026 (c)	17,982	16,770
(SOFR + 2.84%), 3.11%, 4/8/2026 (c)	2,500	2,374
(SOFR + 1.55%), 5.61%, 9/29/2026 (c)	15,285	15,285
4.30%, 11/20/2026	2,500	2,397
(ICE LIBOR USD 3 Month + 1.56%), 3.89%, 1/10/2028 (c)	15,910	14,949
6.63%, 1/15/2028	838	897
Series VAR, (SOFR + 1.28%), 3.07%, 2/24/2028 (c)	8,840	8,023
(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (c)	803	744
(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (c)	6,945	6,357
(ICE LIBOR USD 3 Month + 1.19%), 4.07%, 4/23/2029 (c)	2,600	2,420
(ICE LIBOR USD 3 Month + 1.34%), 3.98%, 3/20/2030 (c)	3,600	3,283
(SOFR + 1.42%), 2.98%, 11/5/2030 (c)	8,090	6,886
(SOFR + 1.15%), 2.67%, 1/29/2031 (c)	2,600	2,163
(SOFR + 3.91%), 4.41%, 3/31/2031 (c)	17,210	15,997
(SOFR + 2.11%), 2.57%, 6/3/2031 (c)	5,000	4,102
(SOFR + 1.17%), 2.56%, 5/1/2032 (c)	1,090	875
(SOFR + 1.18%), 2.52%, 11/3/2032 (c)	2,415	1,906
(SOFR + 4.55%), 5.32%, 3/26/2041 (c)	7,000	6,797
Comerica, Inc. 4.00%, 2/1/2029	1,500	1,399
Credit Agricole SA (France)
(USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (a) (c) (d) (e) (f)	1,812	1,832
(SOFR + 1.68%), 1.91%, 6/16/2026 (a) (c)	14,695	13,485
5.30%, 7/12/2028 (a)	24,800	24,665
(USD Swap Semi 5 Year + 1.64%), 4.00%, 1/10/2033 (a) (c)	8,939	8,013
2.81%, 1/11/2041 (a)	1,015	667
SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
Danske Bank A/S (Denmark)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.45%), 3.77%, 3/28/2025 (a) (c)	3,210	3,141
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.55%), 0.98%, 9/10/2025 (a) (c)	4,000	3,705
(ICE LIBOR USD 3 Month + 1.59%), 3.24%, 12/20/2025 (a) (c)	3,300	3,136
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 6.47%, 1/9/2026 (a) (c)	7,000	7,043
DNB Bank ASA (Norway)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.13%, 9/16/2026 (a) (c)	3,590	3,168
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.68%), 1.60%, 3/30/2028 (a) (c)	1,115	953
Fifth Third Bank NA
3.95%, 7/28/2025	500	487
3.85%, 3/15/2026	234	221
HSBC Holdings plc (United Kingdom)
(ICE LIBOR USD 3 Month + 0.99%), 3.95%, 5/18/2024 (c)	1,250	1,244
(SOFR + 1.54%), 1.64%, 4/18/2026 (c)	10,520	9,637
3.90%, 5/25/2026	506	482
(ICE LIBOR USD 3 Month + 1.35%), 4.29%, 9/12/2026 (c)	1,333	1,283
(SOFR + 3.03%), 7.34%, 11/3/2026 (c)	3,388	3,531
(SOFR + 1.29%), 1.59%, 5/24/2027 (c)	3,595	3,145
(SOFR + 1.10%), 2.25%, 11/22/2027 (c)	8,370	7,363
(ICE LIBOR USD 3 Month + 1.55%), 4.04%, 3/13/2028 (c)	11,837	11,049
(SOFR + 2.61%), 5.21%, 8/11/2028 (c)	12,260	11,988
(SOFR + 1.73%), 2.01%, 9/22/2028 (c)	29,870	25,285
(SOFR + 1.29%), 2.21%, 8/17/2029 (c)	7,335	6,080
(ICE LIBOR USD 3 Month + 1.61%), 3.97%, 5/22/2030 (c)	9,972	8,935
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
(SOFR + 1.19%), 2.80%, 5/24/2032 (c)	8,950	7,144
(SOFR + 1.41%), 2.87%, 11/22/2032 (c)	9,850	7,803
(SOFR + 2.87%), 5.40%, 8/11/2033 (c)	5,511	5,282
(SOFR + 4.25%), 8.11%, 11/3/2033 (c)	1,250	1,380
6.10%, 1/14/2042	715	763
ING Groep NV (Netherlands)
(USD Swap Semi 5 Year + 4.45%), 6.50%, 4/16/2025 (c) (d) (e) (f)	3,000	2,873
(SOFR + 1.01%), 1.73%, 4/1/2027 (c)	2,245	1,993
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.86%), 3.88%, 5/16/2027 (c) (d) (e) (f)	8,000	6,141
Intesa Sanpaolo SpA (Italy) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.75%), 4.95%, 6/1/2042 (a) (c)	16,017	10,729
KeyBank NA 3.40%, 5/20/2026	1,545	1,443
KeyCorp 2.25%, 4/6/2027	1,290	1,149
Lloyds Banking Group plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.60%), 3.51%, 3/18/2026 (c)	1,320	1,259
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (c)	3,060	2,673
4.38%, 3/22/2028	633	599
(ICE LIBOR USD 3 Month + 1.21%), 3.57%, 11/7/2028 (c)	4,500	4,081
Mitsubishi UFJ Financial Group, Inc. (Japan)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.68%), 0.85%, 9/15/2024 (c)	3,000	2,921
1.41%, 7/17/2025	1,460	1,326
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 5.06%, 9/12/2025 (c)	21,810	21,604
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.75%), 1.54%, 7/20/2027 (c)	3,760	3,290
3.20%, 7/18/2029	2,605	2,287
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	89

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.53%), 5.47%, 2/22/2031 (c)	2,070	2,049
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.85%, 1/19/2033 (c)	450	363
3.75%, 7/18/2039	3,145	2,646
Mizuho Financial Group, Inc. (Japan)
(ICE LIBOR USD 3 Month + 1.00%), 3.92%, 9/11/2024 (c)	2,000	1,979
(ICE LIBOR USD 3 Month + 0.83%), 2.23%, 5/25/2026 (c)	4,400	4,062
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.05%), 5.41%, 9/13/2028 (c)	3,490	3,476
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.87%), 2.17%, 5/22/2032 (c)	7,145	5,507
National Australia Bank Ltd. (Australia)
3.38%, 1/14/2026	3,248	3,094
2.33%, 8/21/2030 (a) (f)	8,405	6,545
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.88%), 3.93%, 8/2/2034 (a) (c) (f)	2,605	2,259
NatWest Group plc (United Kingdom)
4.80%, 4/5/2026	7,481	7,284
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.85%), 7.47%, 11/10/2026 (c)	7,650	7,949
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.55%), 3.07%, 5/22/2028 (c)	8,215	7,412
NatWest Markets plc (United Kingdom)
0.80%, 8/12/2024 (a)	2,080	1,938
1.60%, 9/29/2026 (a)	3,000	2,602
Nordea Bank Abp (Finland)
3.75%, 8/30/2023 (a)	1,250	1,240
5.38%, 9/22/2027 (a)	610	608
PNC Bank NA 2.70%, 10/22/2029	4,150	3,523
PNC Financial Services Group, Inc. (The)
2.60%, 7/23/2026	2,000	1,847
2.55%, 1/22/2030	1,975	1,680
(SOFR + 0.98%), 2.31%, 4/23/2032 (c)	1,000	812
(SOFR + 1.93%), 5.07%, 1/24/2034 (c)	5,490	5,309
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
Royal Bank of Canada (Canada)
2.25%, 11/1/2024	2,600	2,475
4.65%, 1/27/2026 (f)	423	413
4.24%, 8/3/2027	17,315	16,629
Santander UK Group Holdings plc (United Kingdom)
(SOFR + 0.79%), 1.09%, 3/15/2025 (c)	3,260	3,088
(SOFR + 2.75%), 6.83%, 11/21/2026 (c)	5,000	5,085
(SOFR + 0.99%), 1.67%, 6/14/2027 (c)	11,459	10,004
(SOFR + 1.22%), 2.47%, 1/11/2028 (c)	10,797	9,453
(SOFR + 2.60%), 6.53%, 1/10/2029 (c)	21,610	21,874
(SOFR + 1.48%), 2.90%, 3/15/2032 (c)	4,000	3,178
Societe Generale SA (France)
2.63%, 10/16/2024 (a)	8,806	8,359
4.25%, 4/14/2025 (a)	7,025	6,735
4.75%, 11/24/2025 (a)	6,630	6,388
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.49%, 12/14/2026 (a) (c)	11,590	10,268
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.30%), 6.45%, 1/12/2027 (a) (c)	3,000	3,027
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.80%, 1/19/2028 (a) (c)	11,000	9,762
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.55%), 6.45%, 1/10/2029 (a) (c)	3,000	3,029
3.00%, 1/22/2030 (a)	1,484	1,229
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 6/9/2032 (a) (c)	3,095	2,464
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.95%), 6.69%, 1/10/2034 (a) (c)	10,695	10,910
Standard Chartered plc (United Kingdom)
(ICE LIBOR USD 3 Month + 1.08%), 3.89%, 3/15/2024 (a) (c)	1,200	1,199
(ICE LIBOR USD 3 Month + 1.21%), 2.82%, 1/30/2026 (a) (c)	1,000	941
SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.46%, 1/14/2027 (a) (c)	2,520	2,225
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.45%), 7.77%, 11/16/2028 (a) (c)	10,300	11,132
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.45%), 6.30%, 1/9/2029 (a)	21,985	22,465
Sumitomo Mitsui Financial Group, Inc. (Japan)
3.75%, 7/19/2023	1,250	1,243
3.94%, 10/16/2023	654	648
4.44%, 4/2/2024 (a) (f)	1,200	1,182
1.47%, 7/8/2025	1,500	1,365
5.52%, 1/13/2028	3,000	2,992
3.04%, 7/16/2029	1,395	1,208
5.71%, 1/13/2030	3,000	3,023
2.75%, 1/15/2030	3,500	2,955
Sumitomo Mitsui Trust Bank Ltd. (Japan)
1.05%, 9/12/2025 (a)	2,350	2,097
4.95%, 9/15/2027 (a)	1,642	1,618
Toronto-Dominion Bank (The) (Canada) 1.15%, 6/12/2025	2,000	1,825
Truist Bank 2.15%, 12/6/2024	500	474
Truist Financial Corp.
4.00%, 5/1/2025	1,857	1,810
(SOFR + 1.85%), 5.12%, 1/26/2034 (c)	6,430	6,257
UniCredit SpA (Italy)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (a) (c)	690	602
(USD ICE Swap Rate 5 Year + 4.91%), 7.30%, 4/2/2034 (a) (c)	9,300	8,764
US Bancorp
Series X, 3.15%, 4/27/2027	1,660	1,548
3.00%, 7/30/2029	1,325	1,162
Wachovia Corp.
6.61%, 10/1/2025	1,650	1,697
7.57%, 8/1/2026 (g)	515	545
Wells Fargo & Co.
(ICE LIBOR USD 3 Month + 0.75%), 2.16%, 2/11/2026 (c)	1,000	935
3.00%, 10/23/2026	5,000	4,615
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
4.30%, 7/22/2027	173	167
(SOFR + 1.51%), 3.53%, 3/24/2028 (c)	19,700	18,242
(ICE LIBOR USD 3 Month + 1.31%), 3.58%, 5/22/2028 (c)	8,475	7,842
(SOFR + 2.10%), 2.39%, 6/2/2028 (c)	2,000	1,768
(3-MONTH CME TERM SOFR + 1.43%), 2.88%, 10/30/2030 (c)	8,700	7,413
(SOFR + 1.26%), 2.57%, 2/11/2031 (c)	7,000	5,827
(SOFR + 2.10%), 4.90%, 7/25/2033 (c)	7,180	6,858
(SOFR + 2.53%), 3.07%, 4/30/2041 (c)	11,795	8,547
5.38%, 11/2/2043	853	806
4.40%, 6/14/2046	3,016	2,471
Westpac Banking Corp. (Australia)
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.35%), 2.89%, 2/4/2030 (c) (f)	2,000	1,859
(USD ICE Swap Rate 5 Year + 2.24%), 4.32%, 11/23/2031 (c) (f)	16,815	15,847
		999,772
Beverages — 0.2%
Anheuser-Busch Cos. LLC (Belgium) 4.70%, 2/1/2036	5,415	5,083
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
4.38%, 4/15/2038	5,000	4,471
4.44%, 10/6/2048	3,000	2,589
Central American Bottling Corp. (Guatemala) 5.25%, 4/27/2029 (a)	2,267	2,077
Coca-Cola Femsa SAB de CV (Mexico)
2.75%, 1/22/2030	624	538
1.85%, 9/1/2032	500	377
Constellation Brands, Inc. 4.65%, 11/15/2028	3,000	2,903
Fomento Economico Mexicano SAB de CV (Mexico) 3.50%, 1/16/2050	3,160	2,376
Keurig Dr Pepper, Inc.
3.40%, 11/15/2025	1,700	1,619
2.55%, 9/15/2026	507	464
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	91

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Beverages — continued
3.43%, 6/15/2027	225	210
PepsiCo, Inc. 4.65%, 2/15/2053	5,800	5,677
		28,384
Biotechnology — 0.4%
AbbVie, Inc.
3.20%, 11/21/2029	8,526	7,541
4.05%, 11/21/2039	20,053	16,914
Amgen, Inc.
1.65%, 8/15/2028	215	180
5.25%, 3/2/2030 (h)	4,010	3,990
5.25%, 3/2/2033 (h)	5,795	5,755
5.60%, 3/2/2043 (h)	9,520	9,401
5.65%, 3/2/2053 (h)	10,365	10,280
Emergent BioSolutions, Inc. 3.88%, 8/15/2028 (a)	2,500	1,512
Gilead Sciences, Inc.
1.65%, 10/1/2030	4,000	3,165
4.50%, 2/1/2045	6,500	5,732
Grifols Escrow Issuer SA (Spain) 4.75%, 10/15/2028 (a)	3,140	2,685
		67,155
Building Products — 0.2%
Builders FirstSource, Inc. 4.25%, 2/1/2032 (a)	8,728	7,327
CRH America Finance, Inc. (Ireland) 3.40%, 5/9/2027 (a)	200	186
Griffon Corp. 5.75%, 3/1/2028	6,270	5,770
JELD-WEN, Inc. 6.25%, 5/15/2025 (a)	1,175	1,143
PGT Innovations, Inc. 4.38%, 10/1/2029 (a)	4,000	3,358
Standard Industries, Inc.
5.00%, 2/15/2027 (a)	350	323
4.75%, 1/15/2028 (a)	4,478	4,023
4.38%, 7/15/2030 (a)	1,925	1,603
3.38%, 1/15/2031 (a)	3,156	2,422
Summit Materials LLC 5.25%, 1/15/2029 (a)	5,551	5,107
Trane Technologies Co. LLC 7.20%, 6/1/2025	45	46
		31,308
Capital Markets — 2.3%
Bank of New York Mellon Corp. (The) 3.25%, 5/16/2027	1,200	1,124
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued
Blackstone Holdings Finance Co. LLC 4.45%, 7/15/2045 (a)	159	130
Brookfield Finance, Inc. (Canada)
3.90%, 1/25/2028	1,265	1,178
4.85%, 3/29/2029	280	269
4.70%, 9/20/2047	132	112
Charles Schwab Corp. (The) 2.75%, 10/1/2029	800	695
Coinbase Global, Inc.
3.38%, 10/1/2028 (a)	776	508
3.63%, 10/1/2031 (a)	776	468
Credit Suisse AG (Switzerland) 1.00%, 5/5/2023	6,000	5,938
Credit Suisse Group AG (Switzerland)
(SOFR + 1.56%), 2.59%, 9/11/2025 (a) (c)	250	227
(SOFR + 2.04%), 2.19%, 6/5/2026 (a) (c)	300	258
(SOFR + 0.98%), 1.31%, 2/2/2027 (a) (c)	1,890	1,523
4.28%, 1/9/2028 (a)	14,706	12,346
(ICE LIBOR USD 3 Month + 1.41%), 3.87%, 1/12/2029 (a) (c)	831	682
(SOFR + 1.73%), 3.09%, 5/14/2032 (a) (c)	3,270	2,301
(SOFR + 5.02%), 9.02%, 11/15/2033 (a) (c)	8,400	8,821
Deutsche Bank AG (Germany)
(SOFR + 2.16%), 2.22%, 9/18/2024 (c)	2,620	2,561
(SOFR + 1.32%), 2.55%, 1/7/2028 (c)	1,550	1,349
Goldman Sachs Group, Inc. (The)
3.50%, 1/23/2025	2,566	2,479
3.75%, 5/22/2025	4,789	4,627
(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 9/29/2025 (c)	1,612	1,550
4.25%, 10/21/2025	364	353
3.50%, 11/16/2026	10,000	9,387
Series VAR, (SOFR + 0.79%), 1.09%, 12/9/2026 (c)	3,140	2,764
3.85%, 1/26/2027	1,664	1,574
(SOFR + 0.80%), 1.43%, 3/9/2027 (c)	20,395	17,976
(SOFR + 1.11%), 2.64%, 2/24/2028 (c)	8,830	7,890
SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Capital Markets — continued
(SOFR + 1.85%), 3.62%, 3/15/2028 (c)	7,690	7,137
(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (c)	6,079	5,647
(SOFR + 1.28%), 2.62%, 4/22/2032 (c)	28,780	23,113
(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (c)	15,310	12,646
(SOFR + 1.51%), 3.21%, 4/22/2042 (c)	2,260	1,640
(SOFR + 1.63%), 3.44%, 2/24/2043 (c)	1,096	818
Jefferies Financial Group, Inc.
6.45%, 6/8/2027	104	108
6.25%, 1/15/2036	950	987
Lehman Brothers Holdings, Inc.
5.75%, 3/2/2015 (i)	1,000	3
8.00%, 8/1/2015 (i)	295	1
3.60%, 12/30/2016 (i)	235	1
LPL Holdings, Inc. 4.00%, 3/15/2029 (a)	3,500	3,079
Macquarie Group Ltd. (Australia)
(ICE LIBOR USD 3 Month + 1.75%), 5.03%, 1/15/2030 (a) (c)	800	780
(SOFR + 1.44%), 2.69%, 6/23/2032 (a) (c)	400	317
Morgan Stanley
(ICE LIBOR USD 3 Month + 0.85%), 3.74%, 4/24/2024 (c)	7,240	7,219
(SOFR + 1.15%), 2.72%, 7/22/2025 (c)	1,259	1,207
4.00%, 7/23/2025	2,677	2,609
5.00%, 11/24/2025	845	836
3.88%, 1/27/2026	4,268	4,114
(SOFR + 1.99%), 2.19%, 4/28/2026 (c)	1,240	1,156
3.13%, 7/27/2026	774	720
(SOFR + 0.88%), 1.59%, 5/4/2027 (c)	22,160	19,565
(SOFR + 1.61%), 4.21%, 4/20/2028 (c)	19,814	18,822
(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 7/22/2028 (c)	6,667	6,154
(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (c)	1,388	1,281
(SOFR + 1.73%), 5.12%, 2/1/2029 (c)	11,725	11,514
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued
(ICE LIBOR USD 3 Month + 1.63%), 4.43%, 1/23/2030 (c)	8,282	7,796
(SOFR + 1.14%), 2.70%, 1/22/2031 (c)	15,650	13,074
(SOFR + 1.03%), 1.79%, 2/13/2032 (c)	2,490	1,895
(SOFR + 1.02%), 1.93%, 4/28/2032 (c)	4,040	3,086
(SOFR + 1.20%), 2.51%, 10/20/2032 (c)	5,228	4,138
(SOFR + 1.29%), 2.94%, 1/21/2033 (c)	2,341	1,916
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.43%), 5.95%, 1/19/2038 (c)	3,330	3,254
(ICE LIBOR USD 3 Month + 1.43%), 4.46%, 4/22/2039 (c)	5,425	4,788
(SOFR + 1.49%), 3.22%, 4/22/2042 (c)	5,500	4,088
(SOFR + 1.43%), 2.80%, 1/25/2052 (c)	3,600	2,317
MSCI, Inc. 3.63%, 9/1/2030 (a)	2,690	2,287
Nomura Holdings, Inc. (Japan)
2.65%, 1/16/2025	2,856	2,701
1.85%, 7/16/2025	1,300	1,186
Northern Trust Corp. (ICE LIBOR USD 3 Month + 1.13%), 3.38%, 5/8/2032 (c)	1,000	906
Nuveen LLC 4.00%, 11/1/2028 (a)	710	668
S&P Global, Inc.
2.70%, 3/1/2029 (a)	8,424	7,398
2.90%, 3/1/2032 (a)	6,695	5,730
3.25%, 12/1/2049	5,500	4,036
State Street Corp. (SOFR + 1.72%), 5.82%, 11/4/2028 (c)	3,695	3,783
UBS Group AG (Switzerland)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.08%), 1.36%, 1/30/2027 (a) (c)	3,000	2,648
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.05%), 4.70%, 8/5/2027 (a) (c)	6,620	6,408
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.49%, 8/10/2027 (a) (c)	34,738	30,105
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	93

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Capital Markets — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.75%), 4.75%, 5/12/2028 (a) (c)	11,550	11,119
(ICE LIBOR USD 3 Month + 1.47%), 3.13%, 8/13/2030 (a) (c)	28,723	24,579
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.75%, 2/11/2033 (a) (c)	3,000	2,358
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 3.18%, 2/11/2043 (a) (c)	3,255	2,357
		375,185
Chemicals — 0.5%
Air Products and Chemicals, Inc. 2.70%, 5/15/2040	800	591
Avient Corp. 7.13%, 8/1/2030 (a)	4,350	4,361
Axalta Coating Systems LLC 4.75%, 6/15/2027 (a)	5,239	4,832
Braskem Idesa SAPI (Mexico) 6.99%, 2/20/2032 (a)	1,320	921
CF Industries, Inc.
5.15%, 3/15/2034	1,800	1,675
4.95%, 6/1/2043	10,230	8,585
Chemours Co. (The)
5.38%, 5/15/2027	2,576	2,346
5.75%, 11/15/2028 (a)	4,304	3,780
Element Solutions, Inc. 3.88%, 9/1/2028 (a)	4,675	4,032
INEOS Quattro Finance 2 plc (United Kingdom) 3.38%, 1/15/2026 (a)	4,580	4,028
International Flavors & Fragrances, Inc.
1.83%, 10/15/2027 (a)	1,890	1,582
3.27%, 11/15/2040 (a)	1,630	1,118
3.47%, 12/1/2050 (a)	1,270	835
LYB International Finance III LLC 3.38%, 10/1/2040	2,000	1,436
NOVA Chemicals Corp. (Canada)
4.88%, 6/1/2024 (a)	2,300	2,254
5.00%, 5/1/2025 (a)	2,430	2,316
5.25%, 6/1/2027 (a)	5,287	4,758
4.25%, 5/15/2029 (a)	945	782
Nutrien Ltd. (Canada)
2.95%, 5/13/2030	1,435	1,225
4.13%, 3/15/2035	511	442
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Chemicals — continued
RPM International, Inc. 2.95%, 1/15/2032	1,373	1,082
Scotts Miracle-Gro Co. (The)
5.25%, 12/15/2026	2,020	1,934
4.50%, 10/15/2029	5,513	4,777
Trinseo Materials Operating SCA 5.38%, 9/1/2025 (a)	5,028	4,396
Union Carbide Corp. 7.75%, 10/1/2096	1,305	1,567
Valvoline, Inc. 4.25%, 2/15/2030 (a)	2,990	2,922
WR Grace Holdings LLC
5.63%, 10/1/2024 (a)	225	225
4.88%, 6/15/2027 (a)	5,641	5,184
		73,986
Commercial Services & Supplies — 0.4%
ACCO Brands Corp. 4.25%, 3/15/2029 (a)	4,530	3,713
ADT Security Corp. (The)
4.13%, 8/1/2029 (a)	2,664	2,292
4.88%, 7/15/2032 (a)	5,260	4,511
Allied Universal Holdco LLC 4.63%, 6/01/2028 (a)	3,642	3,019
Aramark Services, Inc.
5.00%, 4/1/2025 (a)	1,100	1,067
5.00%, 2/1/2028 (a)	4,115	3,789
Ford Foundation (The) Series 2020, 2.82%, 6/1/2070	3,000	1,832
Garda World Security Corp. (Canada)
4.63%, 2/15/2027 (a)	1,880	1,665
9.50%, 11/1/2027 (a)	825	793
GFL Environmental, Inc. (Canada)
3.75%, 8/1/2025 (a)	4,035	3,798
4.00%, 8/1/2028 (a)	5,325	4,634
4.75%, 6/15/2029 (a)	765	680
Harsco Corp. 5.75%, 7/31/2027 (a)	1,110	942
ILFC E-Capital Trust I 6.29%, 12/21/2065 (a) (j)	5,334	3,640
Madison IAQ LLC 4.13%, 6/30/2028 (a)	8,630	7,362
Prime Security Services Borrower LLC 5.75%, 4/15/2026 (a)	6,973	6,738
Republic Services, Inc.
1.45%, 2/15/2031	2,010	1,541
2.38%, 3/15/2033	120	95
SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Commercial Services & Supplies — continued
Stericycle, Inc.
5.38%, 7/15/2024 (a)	1,260	1,242
3.88%, 1/15/2029 (a)	5,265	4,513
		57,866
Communications Equipment — 0.1%
CommScope Technologies LLC 5.00%, 3/15/2027 (a)	1,500	1,144
CommScope, Inc.
6.00%, 3/1/2026 (a)	7,639	7,360
4.75%, 9/1/2029 (a)	2,876	2,344
		10,848
Construction & Engineering — 0.1%
Bioceanico Sovereign Certificate Ltd. (Paraguay) Zero Coupon, 6/5/2034 (a)	1,717	1,169
Dycom Industries, Inc. 4.50%, 4/15/2029 (a)	4,345	3,809
Global Infrastructure Solutions, Inc. 5.63%, 6/1/2029 (a)	5,644	4,710
MasTec, Inc.
4.50%, 8/15/2028 (a)	5,200	4,732
6.63%, 8/15/2029 (a)	1,500	1,355
Weekley Homes LLC 4.88%, 9/15/2028 (a)	5,432	4,613
		20,388
Construction Materials — 0.0% ^
CRH America, Inc. (Ireland) 5.13%, 5/18/2045 (a)	1,249	1,128
Consumer Finance — 1.0%
AerCap Ireland Capital DAC (Ireland)
4.50%, 9/15/2023	1,780	1,768
1.15%, 10/29/2023	9,000	8,733
6.50%, 7/15/2025	398	399
1.75%, 1/30/2026	2,550	2,254
2.45%, 10/29/2026	2,480	2,186
3.00%, 10/29/2028	15,081	12,851
3.30%, 1/30/2032	2,900	2,321
American Express Co.
3.63%, 12/5/2024	276	268
4.20%, 11/6/2025	3,000	2,933
2.55%, 3/4/2027	2,000	1,810
5.85%, 11/5/2027	7,305	7,520
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Consumer Finance — continued
American Honda Finance Corp. 2.30%, 9/9/2026	320	291
Avolon Holdings Funding Ltd. (Ireland)
5.13%, 10/1/2023 (a)	3,587	3,574
5.25%, 5/15/2024 (a)	9,320	9,171
2.88%, 2/15/2025 (a)	2,301	2,140
5.50%, 1/15/2026 (a)	2,175	2,105
2.13%, 2/21/2026 (a)	8,230	7,209
4.25%, 4/15/2026 (a)	2,215	2,056
2.53%, 11/18/2027 (a)	14,574	12,143
Capital One Financial Corp.
3.20%, 2/5/2025	200	192
(SOFR + 1.37%), 4.17%, 5/9/2025 (c)	2,273	2,222
(SOFR + 2.16%), 4.98%, 7/24/2026 (c)	520	512
(SOFR + 0.86%), 1.88%, 11/2/2027 (c)	2,156	1,884
Ford Motor Credit Co. LLC
2.30%, 2/10/2025	3,440	3,161
5.13%, 6/16/2025	1,220	1,178
4.13%, 8/4/2025	6,700	6,307
3.38%, 11/13/2025	1,247	1,149
4.39%, 1/8/2026	3,750	3,527
4.54%, 8/1/2026	8,140	7,544
2.70%, 8/10/2026	1,896	1,650
4.27%, 1/09/2027	4,910	4,447
4.13%, 8/17/2027	5,155	4,593
5.11%, 5/3/2029	870	795
4.00%, 11/13/2030	6,651	5,543
3.63%, 6/17/2031	5,967	4,727
General Motors Financial Co., Inc.
3.60%, 6/21/2030	7,625	6,549
2.70%, 6/10/2031	2,075	1,622
Global Aircraft Leasing Co. Ltd. (Cayman Islands) 7.25% (PIK), 9/15/2024 (a) (b)	3,828	3,332
ILFC E-Capital Trust II 6.54%, 12/21/2065 (a) (j)	1,790	1,269
Navient Corp. 6.75%, 6/25/2025	1,970	1,942
OneMain Finance Corp.
6.88%, 3/15/2025	2,605	2,543
7.13%, 3/15/2026	5,823	5,661
6.63%, 1/15/2028	3,952	3,680
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	95

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Consumer Finance — continued
5.38%, 11/15/2029	3,233	2,722
Park Aerospace Holdings Ltd. (Ireland) 5.50%, 2/15/2024 (a)	4,880	4,822
		165,305
Containers & Packaging — 0.4%
Ardagh Packaging Finance plc
5.25%, 4/30/2025 (a)	417	403
4.13%, 8/15/2026 (a)	9,580	8,718
5.25%, 8/15/2027 (a)	1,725	1,417
Ball Corp. 2.88%, 8/15/2030	1,910	1,525
Canpack SA (Poland) 3.88%, 11/15/2029 (a)	4,185	3,348
Crown Americas LLC 4.75%, 2/1/2026	1,855	1,772
Graphic Packaging International LLC
4.75%, 7/15/2027 (a)	2,221	2,080
3.50%, 3/15/2028 (a)	1,555	1,361
Klabin Austria GmbH (Brazil) 5.75%, 4/3/2029 (k)	1,889	1,823
LABL, Inc. 6.75%, 7/15/2026 (a)	4,605	4,380
Mauser Packaging Solutions Holding Co. 7.88%, 8/15/2026 (a)	9,820	9,881
Owens-Brockway Glass Container, Inc. 6.63%, 5/13/2027 (a)	5,225	5,081
Packaging Corp. of America 3.05%, 10/1/2051	2,345	1,533
Pactiv Evergreen Group Issuer, Inc. 4.00%, 10/15/2027 (a)	6,558	5,721
Sealed Air Corp. 4.00%, 12/1/2027 (a)	1,875	1,689
TriMas Corp. 4.13%, 4/15/2029 (a)	184	160
Trivium Packaging Finance BV (Netherlands) 5.50%, 8/15/2026 (a) (g)	4,613	4,359
WRKCo, Inc. 4.65%, 3/15/2026	2,500	2,448
		57,699
Diversified Consumer Services — 0.0% ^
Service Corp. International 5.13%, 6/1/2029	5,135	4,808
University of Miami Series 2022, 4.06%, 4/1/2052	3,500	2,948
University of Southern California Series A, 3.23%, 10/1/2120	800	491
		8,247
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Diversified Financial Services — 0.2%
EDP Finance BV (Portugal) 1.71%, 1/24/2028 (a)	9,042	7,549
GTP Acquisition Partners I LLC 3.48%, 6/16/2025 (a)	3,623	3,430
LSEGA Financing plc (United Kingdom) 2.00%, 4/6/2028 (a)	4,725	4,036
Mitsubishi HC Capital, Inc. (Japan)
3.96%, 9/19/2023 (a)	1,215	1,202
3.56%, 2/28/2024 (a)	1,900	1,855
Petronas Capital Ltd. (Malaysia) 2.48%, 1/28/2032 (a)	4,000	3,290
Shell International Finance BV (Netherlands)
3.63%, 8/21/2042	6,600	5,383
4.00%, 5/10/2046	3,000	2,492
Siemens Financieringsmaatschappij NV (Germany) 3.30%, 9/15/2046 (a)	2,000	1,522
Voya Financial, Inc. 5.70%, 7/15/2043	300	284
		31,043
Diversified Telecommunication Services — 1.1%
Altice France SA (France)
5.13%, 7/15/2029 (a)	1,886	1,461
5.50%, 10/15/2029 (a)	2,371	1,855
AT&T, Inc.
1.65%, 2/1/2028	9,000	7,646
2.55%, 12/1/2033	20,260	15,512
3.50%, 6/1/2041	5,000	3,754
CCO Holdings LLC
5.13%, 5/1/2027 (a)	5,794	5,361
5.00%, 2/1/2028 (a)	11,546	10,463
5.38%, 6/1/2029 (a)	8,896	7,935
4.75%, 3/1/2030 (a)	23,431	19,705
4.50%, 8/15/2030 (a)	15,035	12,366
4.25%, 2/1/2031 (a)	3,250	2,609
4.75%, 2/1/2032 (a)	1,040	842
4.25%, 1/15/2034 (a)	3,020	2,261
Embarq Corp. 8.00%, 6/1/2036	4,092	1,761
ESC Co., Intelsat Jackson Holdings, Ltd. 8.50%, 10/15/2024 ‡ (a) (i)	7,233	1
Frontier Communications Holdings LLC 5.88%, 10/15/2027 (a)	5,217	4,847
Intelsat Jackson Holdings SA (Luxembourg) 6.50%, 3/15/2030 (a)	9,493	8,259
SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Diversified Telecommunication Services — continued
Level 3 Financing, Inc. 4.63%, 9/15/2027 (a)	5,707	4,266
Lumen Technologies, Inc.
5.13%, 12/15/2026 (a)	10,925	8,002
4.00%, 2/15/2027 (a)	8,633	6,629
5.38%, 6/15/2029 (a)	2,297	1,246
Sitios Latinoamerica SAB de CV (Brazil) 5.38%, 4/4/2032 (a)	2,279	2,004
Sprint Capital Corp. 8.75%, 3/15/2032	8,352	9,943
Telecom Italia Capital SA (Italy)
6.38%, 11/15/2033	1,061	925
6.00%, 9/30/2034	3,048	2,547
7.72%, 6/4/2038	190	173
Telecom Italia SpA (Italy) 5.30%, 5/30/2024 (a)	2,990	2,912
Verizon Communications, Inc.
2.10%, 3/22/2028	2,670	2,304
4.33%, 9/21/2028	2,156	2,065
4.02%, 12/3/2029	12,013	11,080
2.55%, 3/21/2031	13,790	11,280
2.36%, 3/15/2032	1,140	896
3.40%, 3/22/2041	2,425	1,828
3.70%, 3/22/2061	2,395	1,684
Virgin Media Secured Finance plc (United Kingdom) 5.50%, 5/15/2029 (a)	5,778	5,236
Zayo Group Holdings, Inc. 4.00%, 3/1/2027 (a)	1,993	1,529
		183,187
Electric Utilities — 2.0%
AEP Texas, Inc. Series E, 6.65%, 2/15/2033	750	800
AEP Transmission Co. LLC
3.15%, 9/15/2049	485	340
Series M, 3.65%, 4/1/2050	2,000	1,541
Series N, 2.75%, 8/15/2051	2,500	1,605
AES Panama Generation Holdings SRL (Panama) 4.38%, 5/31/2030 (a)	980	856
Alabama Power Co.
6.13%, 5/15/2038	891	958
5.50%, 3/15/2041	1,250	1,216
Series A, 4.30%, 7/15/2048	350	295
American Electric Power Co., Inc. 2.03%, 3/15/2024	1,090	1,050
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued
Arizona Public Service Co.
4.70%, 1/15/2044	150	127
4.25%, 3/1/2049	1,000	787
Baltimore Gas and Electric Co.
4.25%, 9/15/2048	1,400	1,185
3.20%, 9/15/2049	1,475	1,043
2.90%, 6/15/2050	840	561
CenterPoint Energy Houston Electric LLC Series AD, 2.90%, 7/1/2050	2,000	1,357
China Southern Power Grid International Finance BVI Co. Ltd. (China) 3.50%, 5/8/2027 (a)	720	682
Cleveland Electric Illuminating Co. (The) 5.50%, 8/15/2024	200	199
Comision Federal de Electricidad (Mexico) 3.35%, 2/9/2031 (a)	11,948	9,434
Commonwealth Edison Co. 4.00%, 3/1/2048	300	246
Connecticut Light and Power Co. (The) 4.00%, 4/1/2048	1,686	1,414
DTE Electric Co.
3.95%, 6/15/2042	381	306
Series A, 4.00%, 4/1/2043	4,870	4,067
5.40%, 4/1/2053	1,065	1,074
Duke Energy Carolinas LLC 3.70%, 12/1/2047	1,000	770
Duke Energy Florida LLC
3.80%, 7/15/2028	600	568
1.75%, 6/15/2030	7,440	5,940
5.90%, 3/1/2033	412	424
Duke Energy Indiana LLC
Series YYY, 3.25%, 10/1/2049	2,235	1,585
2.75%, 4/1/2050	10,195	6,388
Duke Energy Ohio, Inc. 4.30%, 2/1/2049	1,470	1,206
Duke Energy Progress LLC
4.10%, 5/15/2042	305	255
3.70%, 10/15/2046	200	151
Edison International 6.95%, 11/15/2029	2,000	2,100
Emera US Finance LP (Canada) 2.64%, 6/15/2031	14,530	11,423
Empresa de Transmision Electrica SA 5.13%, 5/02/2049 (a)	1,270	1,021
Enel Chile SA (Chile) 4.88%, 6/12/2028	888	850
Enel Finance International NV (Italy) 2.25%, 7/12/2031 (a)	9,677	7,293
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	97

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Electric Utilities — continued
Entergy Louisiana LLC
3.12%, 9/1/2027	750	687
1.60%, 12/15/2030	7,470	5,722
4.20%, 4/1/2050	1,400	1,157
Entergy Mississippi LLC
3.85%, 6/1/2049	500	385
3.50%, 6/1/2051	1,580	1,146
Entergy Texas Restoration Funding II LLC Series A-2, 3.70%, 12/15/2035	2,910	2,579
Entergy Texas, Inc.
1.75%, 3/15/2031	18,256	14,260
3.55%, 9/30/2049	775	563
Eskom Holdings SOC Ltd. (South Africa) 6.75%, 8/6/2023 (k)	2,900	2,870
Evergy Metro, Inc. 4.20%, 6/15/2047	735	604
Exelon Corp. 4.95%, 6/15/2035	123	116
FEL Energy VI SARL (Mexico) 5.75%, 12/1/2040 (a)	3,464	2,883
FirstEnergy Transmission LLC
5.45%, 7/15/2044 (a)	800	752
4.55%, 4/1/2049 (a)	4,366	3,633
Florida Power & Light Co.
5.10%, 4/1/2033	6,156	6,146
5.40%, 9/1/2035	600	597
3.70%, 12/1/2047	4,600	3,641
3.95%, 3/1/2048	665	544
Hydro-Quebec (Canada) Series HK, 9.38%, 4/15/2030	1,000	1,271
Interchile SA (Chile) 4.50%, 6/30/2056 (a)	4,247	3,398
Interstate Power and Light Co. 4.10%, 9/26/2028	800	765
ITC Holdings Corp.
3.65%, 6/15/2024	576	561
4.95%, 9/22/2027 (a)	2,648	2,612
2.95%, 5/14/2030 (a)	4,000	3,412
Jersey Central Power & Light Co. 6.15%, 6/1/2037	800	810
John Sevier Combined Cycle Generation LLC 4.63%, 1/15/2042	397	380
Massachusetts Electric Co. 5.90%, 11/15/2039 (a)	988	997
MidAmerican Energy Co.
3.65%, 4/15/2029	3,970	3,679
3.65%, 8/1/2048	2,000	1,551
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued
Mid-Atlantic Interstate Transmission LLC 4.10%, 5/15/2028 (a)	7,860	7,433
Mississippi Power Co. 3.95%, 3/30/2028	560	527
Nevada Power Co.
Series CC, 3.70%, 5/1/2029	1,700	1,585
5.38%, 9/15/2040	626	601
NextEra Energy Capital Holdings, Inc.
3.55%, 5/1/2027	537	501
5.05%, 2/28/2033	7,915	7,658
5.25%, 2/28/2053	1,420	1,359
NextEra Energy Operating Partners LP
4.25%, 9/15/2024 (a)	87	81
4.50%, 9/15/2027 (a)	1,091	1,001
Niagara Mohawk Power Corp. 4.28%, 12/15/2028 (a)	650	597
Northern States Power Co.
6.20%, 7/1/2037	173	184
2.60%, 6/1/2051	1,160	745
4.50%, 6/1/2052	2,680	2,420
NRG Energy, Inc.
6.63%, 1/15/2027	678	676
2.45%, 12/2/2027 (a)	2,625	2,213
5.75%, 1/15/2028	1,197	1,128
3.38%, 2/15/2029 (a)	2,149	1,745
5.25%, 6/15/2029 (a)	8,795	7,828
3.63%, 2/15/2031 (a)	632	490
3.88%, 2/15/2032 (a)	1,516	1,176
Ohio Power Co.
Series P, 2.60%, 4/1/2030	2,600	2,197
4.00%, 6/1/2049	600	483
Series R, 2.90%, 10/1/2051	9,855	6,516
Oncor Electric Delivery Co. LLC
4.55%, 9/15/2032	7,930	7,651
3.10%, 9/15/2049	1,000	703
5.35%, 10/1/2052	550	557
Pacific Gas and Electric Co.
1.70%, 11/15/2023	1,500	1,456
3.25%, 2/16/2024	4,380	4,283
3.45%, 7/1/2025	1,630	1,532
2.95%, 3/1/2026	1,030	946
4.65%, 8/1/2028	12,247	11,354
4.20%, 6/1/2041	1,670	1,254
4.60%, 6/15/2043	1,951	1,488
SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Electric Utilities — continued
4.25%, 3/15/2046	8,746	6,254
PacifiCorp
7.24%, 8/16/2023	250	251
5.75%, 4/1/2037	880	898
4.13%, 1/15/2049	1,655	1,372
4.15%, 2/15/2050	8,508	7,035
3.30%, 3/15/2051	3,850	2,750
PECO Energy Co. 2.80%, 6/15/2050	750	490
Pepco Holdings LLC 7.45%, 8/15/2032	1,000	1,096
PG&E Corp.
5.00%, 7/1/2028	6,745	6,158
5.25%, 7/1/2030	1,445	1,290
PG&E Recovery Funding LLC Series A-3, 5.54%, 7/15/2047 (f)	4,070	4,210
PG&E Wildfire Recovery Funding LLC
Series A-2, 4.26%, 6/1/2036	1,090	1,010
Series A-4, 5.21%, 12/1/2047	800	796
Series A-5, 5.10%, 6/1/2052	2,935	2,966
Pinnacle West Capital Corp. 1.30%, 6/15/2025	800	725
Potomac Electric Power Co. 6.50%, 11/15/2037	360	395
PPL Electric Utilities Corp. 5.25%, 5/15/2053	1,425	1,405
Public Service Co. of Colorado
4.05%, 9/15/2049	2,650	2,175
Series 36, 2.70%, 1/15/2051	3,190	2,075
Public Service Co. of Oklahoma
5.25%, 1/15/2033	1,330	1,318
Series G, 6.63%, 11/15/2037	1,100	1,178
Public Service Electric and Gas Co.
2.25%, 9/15/2026	989	899
5.80%, 5/1/2037	850	873
5.38%, 11/1/2039	416	407
2.05%, 8/1/2050	3,038	1,727
Southern California Edison Co.
Series E, 3.70%, 8/1/2025	2,000	1,921
Series B, 3.65%, 3/1/2028	1,000	934
5.30%, 3/1/2028	15,362	15,290
2.85%, 8/1/2029	1,800	1,553
Series 06-E, 5.55%, 1/15/2037	450	443
Series 08-A, 5.95%, 2/1/2038	285	290
Series C, 3.60%, 2/1/2045	1,270	925
Series C, 4.13%, 3/1/2048	1,000	794
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued
Series 20A, 2.95%, 2/1/2051	8,810	5,668
Southwestern Electric Power Co.
Series N, 1.65%, 3/15/2026	2,440	2,182
Series M, 4.10%, 9/15/2028	400	378
Series J, 3.90%, 4/1/2045	1,242	947
Tucson Electric Power Co.
3.05%, 3/15/2025	600	571
4.85%, 12/1/2048	600	528
5.50%, 4/15/2053	2,675	2,638
Union Electric Co.
2.95%, 6/15/2027	644	596
4.00%, 4/1/2048	2,050	1,651
3.90%, 4/1/2052	1,300	1,042
Virginia Electric and Power Co.
3.45%, 2/15/2024	490	480
6.35%, 11/30/2037	235	251
8.88%, 11/15/2038	670	898
Vistra Operations Co. LLC
5.50%, 9/1/2026 (a)	4,042	3,860
5.63%, 2/15/2027 (a)	3,900	3,696
5.00%, 7/31/2027 (a)	6,432	5,975
4.38%, 5/1/2029 (a)	3,124	2,699
4.30%, 7/15/2029 (a)	5,000	4,499
Xcel Energy, Inc. 3.40%, 6/1/2030	2,250	1,994
		331,662
Electrical Equipment — 0.1%
Eaton Corp. 4.15%, 11/2/2042	2,500	2,129
EnerSys 4.38%, 12/15/2027 (a)	1,060	962
Regal Rexnord Corp.
6.05%, 2/15/2026 (a)	1,407	1,396
6.05%, 4/15/2028 (a)	2,865	2,801
6.30%, 2/15/2030 (a)	1,216	1,190
6.40%, 4/15/2033 (a)	1,703	1,676
Sensata Technologies BV
5.63%, 11/1/2024 (a)	2,538	2,511
5.00%, 10/1/2025 (a)	554	539
Vertiv Group Corp. 4.13%, 11/15/2028 (a)	555	482
		13,686
Electronic Equipment, Instruments & Components — 0.1%
Arrow Electronics, Inc.
4.00%, 4/1/2025	653	630
3.88%, 1/12/2028	221	202
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	99

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Electronic Equipment, Instruments & Components — continued
CDW LLC 3.25%, 2/15/2029	2,435	2,052
Coherent Corp. 5.00%, 12/15/2029 (a)	4,390	3,846
Corning, Inc. 5.35%, 11/15/2048	5,000	4,788
Sensata Technologies, Inc. 3.75%, 2/15/2031 (a)	1,085	905
		12,423
Energy Equipment & Services — 0.1%
Baker Hughes Holdings LLC
5.13%, 9/15/2040	903	848
4.08%, 12/15/2047	1,920	1,520
Guara Norte SARL (Brazil) 5.20%, 6/15/2034 (a)	5,839	4,878
Halliburton Co.
4.75%, 8/1/2043	270	233
7.60%, 8/15/2096 (a)	275	274
Precision Drilling Corp. (Canada) 7.13%, 1/15/2026 (a)	1,745	1,717
Schlumberger Holdings Corp. 3.90%, 5/17/2028 (a)	776	729
Telford Offshore Ltd. (United Arab Emirates) 12.00% (PIK), 12/31/2164 (b)	1,027	1
Transocean, Inc. 8.75%, 2/15/2030 (a)	2,595	2,640
		12,840
Entertainment — 0.4%
Activision Blizzard, Inc. 2.50%, 9/15/2050	23,376	14,576
Cinemark USA, Inc.
8.75%, 5/1/2025 (a)	435	444
5.88%, 3/15/2026 (a)	500	458
5.25%, 7/15/2028 (a)	2,730	2,294
Live Nation Entertainment, Inc.
5.63%, 3/15/2026 (a)	1,687	1,624
6.50%, 5/15/2027 (a)	5,504	5,412
4.75%, 10/15/2027 (a)	4,000	3,602
Netflix, Inc.
4.88%, 4/15/2028	585	567
5.38%, 11/15/2029 (a)	11,943	11,753
Take-Two Interactive Software, Inc. 3.70%, 4/14/2027	856	808
Walt Disney Co. (The)
2.00%, 9/1/2029	4,310	3,598
3.60%, 1/13/2051	550	426
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Entertainment — continued
Warnermedia Holdings, Inc. 4.28%, 3/15/2032 (a)	14,685	12,678
WMG Acquisition Corp.
3.88%, 7/15/2030 (a)	3,690	3,130
3.00%, 2/15/2031 (a)	1,115	875
		62,245
Equity Real Estate Investment Trusts (REITs) — 0.6%
Alexandria Real Estate Equities, Inc.
1.88%, 2/1/2033	1,145	849
5.15%, 4/15/2053	1,090	1,011
American Tower Corp.
1.45%, 9/15/2026	1,445	1,256
3.10%, 6/15/2050	115	72
Boston Properties LP 3.80%, 2/1/2024	299	294
Camden Property Trust 3.15%, 7/1/2029	2,955	2,623
Corporate Office Properties LP 2.25%, 3/15/2026	1,550	1,382
ERP Operating LP 2.85%, 11/1/2026	3,000	2,765
Essex Portfolio LP 2.65%, 3/15/2032	3,255	2,583
Goodman US Finance Three LLC (Australia) 3.70%, 3/15/2028 (a)	599	538
Healthpeak Properties Interim, Inc. 3.00%, 1/15/2030	500	430
Iron Mountain, Inc.
4.88%, 9/15/2027 (a)	3,305	3,042
5.25%, 3/15/2028 (a)	990	911
4.88%, 9/15/2029 (a)	1,500	1,306
5.25%, 7/15/2030 (a)	2,590	2,258
4.50%, 2/15/2031 (a)	1,364	1,129
Life Storage LP 2.20%, 10/15/2030	1,470	1,172
Mid-America Apartments LP 4.20%, 6/15/2028	1,295	1,233
MPT Operating Partnership LP 4.63%, 8/1/2029	1,425	1,065
National Retail Properties, Inc.
3.60%, 12/15/2026	948	882
4.30%, 10/15/2028	800	747
Office Properties Income Trust
4.50%, 2/1/2025	9,526	8,764
3.45%, 10/15/2031	2,510	1,675
Prologis LP
3.25%, 6/30/2026	180	170
SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Equity Real Estate Investment Trusts (REITs) — continued
1.75%, 7/1/2030	2,500	1,996
3.00%, 4/15/2050	5,139	3,494
2.13%, 10/15/2050	1,500	845
Public Storage 1.50%, 11/9/2026	2,734	2,419
Realty Income Corp.
3.88%, 7/15/2024	2,018	1,976
3.88%, 4/15/2025	840	815
3.25%, 1/15/2031	555	484
1.80%, 3/15/2033	1,100	802
Regency Centers LP 3.70%, 6/15/2030	3,855	3,410
RHP Hotel Properties LP 4.75%, 10/15/2027	7,301	6,713
Sabra Health Care LP 3.20%, 12/1/2031	2,260	1,679
Safehold Operating Partnership LP 2.80%, 6/15/2031	5,000	3,850
SBA Communications Corp. 3.13%, 2/1/2029	6,277	5,183
Scentre Group Trust 1 (Australia)
3.50%, 2/12/2025 (a)	1,420	1,358
3.25%, 10/28/2025 (a)	1,000	935
Scentre Group Trust 2 (Australia) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.38%), 4.75%, 9/24/2080 (a) (c)	1,500	1,377
Simon Property Group LP 3.25%, 9/13/2049	5,239	3,622
UDR, Inc.
2.10%, 8/1/2032	950	716
1.90%, 3/15/2033	505	366
Ventas Realty LP
3.75%, 5/1/2024	588	575
3.50%, 2/1/2025	448	430
4.13%, 1/15/2026	86	83
3.25%, 10/15/2026	218	201
3.85%, 4/1/2027	618	585
VICI Properties LP
5.63%, 5/1/2024 (a)	5,455	5,416
4.63%, 6/15/2025 (a)	701	673
5.75%, 2/1/2027 (a)	735	717
3.75%, 2/15/2027 (a)	1,805	1,634
4.63%, 12/1/2029 (a)	4,041	3,621
4.13%, 8/15/2030 (a)	575	497
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued
WP Carey, Inc.
4.25%, 10/1/2026	2,155	2,078
2.25%, 4/1/2033	2,880	2,167
		98,874
Food & Staples Retailing — 0.2%
7-Eleven, Inc.
0.95%, 2/10/2026 (a)	1,390	1,225
1.80%, 2/10/2031 (a)	1,110	852
2.50%, 2/10/2041 (a)	3,333	2,176
2.80%, 2/10/2051 (a)	4,250	2,643
Albertsons Cos., Inc.
4.63%, 1/15/2027 (a)	17,620	16,563
5.88%, 2/15/2028 (a)	1,095	1,060
3.50%, 3/15/2029 (a)	1,129	956
4.88%, 2/15/2030 (a)	1,010	906
Alimentation Couche-Tard, Inc. (Canada)
3.44%, 5/13/2041 (a)	450	320
3.63%, 5/13/2051 (a)	505	343
Kroger Co. (The) Series B, 7.70%, 6/1/2029	900	1,004
Performance Food Group, Inc. 5.50%, 10/15/2027 (a)	5,374	5,096
Rite Aid Corp. 8.00%, 11/15/2026 (a)	4,745	2,515
Sysco Corp. 2.40%, 2/15/2030	4,000	3,340
		38,999
Food Products — 0.2%
Archer-Daniels-Midland Co. 4.50%, 3/15/2049	1,200	1,101
Campbell Soup Co. 4.15%, 3/15/2028	1,700	1,623
Darling Ingredients, Inc. 5.25%, 4/15/2027 (a)	4,878	4,693
Lamb Weston Holdings, Inc.
4.88%, 5/15/2028 (a)	2,060	1,942
4.13%, 1/31/2030 (a)	2,906	2,550
4.38%, 1/31/2032 (a)	969	852
MARB BondCo plc (Brazil) 3.95%, 1/29/2031 (a)	2,128	1,522
Mars, Inc. 0.88%, 7/16/2026 (a)	2,300	1,994
Mead Johnson Nutrition Co. (United Kingdom)
4.13%, 11/15/2025	497	483
4.60%, 6/1/2044	1,000	897
Post Holdings, Inc.
5.75%, 3/1/2027 (a)	3,082	3,001
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	101

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Food Products — continued
5.50%, 12/15/2029 (a)	2,760	2,526
4.63%, 4/15/2030 (a)	2,775	2,406
Tyson Foods, Inc. 5.15%, 8/15/2044	155	141
Viterra Finance BV (Netherlands) 3.20%, 4/21/2031 (a)	5,250	4,000
		29,731
Gas Utilities — 0.2%
AmeriGas Partners LP
5.63%, 5/20/2024	2,234	2,184
5.88%, 8/20/2026	1,475	1,390
5.75%, 5/20/2027	2,195	2,030
Atmos Energy Corp.
1.50%, 1/15/2031	3,250	2,524
5.50%, 6/15/2041	1,110	1,099
4.15%, 1/15/2043	582	491
2.85%, 2/15/2052	955	625
5.75%, 10/15/2052	2,145	2,249
Brooklyn Union Gas Co. (The)
3.87%, 3/4/2029 (a)	1,030	923
4.27%, 3/15/2048 (a)	1,000	773
CenterPoint Energy Resources Corp. 5.40%, 3/1/2033	9,765	9,878
ONE Gas, Inc. 4.50%, 11/1/2048	400	343
Piedmont Natural Gas Co., Inc. 3.50%, 6/1/2029	800	728
Southern California Gas Co.
Series TT, 2.60%, 6/15/2026	1,100	1,016
Series XX, 2.55%, 2/1/2030	715	605
Southern Natural Gas Co. LLC
8.00%, 3/1/2032	350	389
4.80%, 3/15/2047 (a)	204	170
Superior Plus LP (Canada) 4.50%, 3/15/2029 (a)	3,975	3,453
		30,870
Health Care Equipment & Supplies — 0.1%
Avantor Funding, Inc. 4.63%, 7/15/2028 (a)	6,096	5,608
Becton Dickinson and Co. 3.70%, 6/6/2027	2,500	2,361
DH Europe Finance II SARL 3.25%, 11/15/2039	1,400	1,114
Hologic, Inc.
4.63%, 2/1/2028 (a)	1,143	1,066
3.25%, 2/15/2029 (a)	4,499	3,880
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care Equipment & Supplies — continued
Medline Borrower LP
3.88%, 4/1/2029 (a)	6,635	5,530
5.25%, 10/1/2029 (a)	3,356	2,754
		22,313
Health Care Providers & Services — 1.2%
Acadia Healthcare Co., Inc.
5.50%, 7/1/2028 (a)	4,039	3,785
5.00%, 4/15/2029 (a)	2,500	2,275
AdaptHealth LLC 4.63%, 8/1/2029 (a)	4,395	3,689
Aetna, Inc.
4.50%, 5/15/2042	224	194
4.13%, 11/15/2042	550	447
3.88%, 8/15/2047	6,892	5,190
Ascension Health 3.95%, 11/15/2046	687	584
Banner Health 1.90%, 1/1/2031	2,439	1,933
Centene Corp. 4.63%, 12/15/2029	29,205	26,708
Children's Hospital Series 2020, 2.93%, 7/15/2050	763	503
Cigna Group (The) 4.50%, 2/25/2026	1,000	977
CommonSpirit Health
1.55%, 10/1/2025	1,275	1,155
2.78%, 10/1/2030	1,275	1,068
3.91%, 10/1/2050	1,255	956
Community Health Systems, Inc.
5.63%, 3/15/2027 (a)	3,588	3,149
6.00%, 1/15/2029 (a)	2,669	2,305
4.75%, 2/15/2031 (a)	6,320	4,882
Cottage Health Obligated Group Series 2020, 3.30%, 11/1/2049	500	363
CVS Health Corp.
4.30%, 3/25/2028	1,463	1,399
5.13%, 2/21/2030	2,000	1,964
5.25%, 2/21/2033	1,200	1,181
DaVita, Inc.
4.63%, 6/1/2030 (a)	8,790	7,245
3.75%, 2/15/2031 (a)	1,938	1,463
Encompass Health Corp.
4.50%, 2/1/2028	5,135	4,714
4.75%, 2/1/2030	4,840	4,284
4.63%, 4/1/2031	1,407	1,203
Envision Healthcare Corp. 8.75%, 10/15/2026 (a)	4,480	1,049
Hackensack Meridian Health, Inc. Series 2020, 2.88%, 9/1/2050	1,580	1,052
SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Health Care Providers & Services — continued
Hartford HealthCare Corp. 3.45%, 7/1/2054	2,350	1,688
HCA, Inc.
4.50%, 2/15/2027	20,305	19,464
5.63%, 9/1/2028	15,150	14,982
5.88%, 2/1/2029	4,902	4,900
3.50%, 9/1/2030	1,485	1,277
5.50%, 6/15/2047	10,095	9,079
3.50%, 7/15/2051	1,311	854
McKesson Corp. 0.90%, 12/3/2025	2,720	2,434
Memorial Health Services 3.45%, 11/1/2049	645	485
Memorial Sloan-Kettering Cancer Center
4.13%, 7/1/2052	225	194
Series 2015, 4.20%, 7/1/2055	785	671
Mount Sinai Hospitals Group, Inc. Series 2017, 3.98%, 7/1/2048	666	541
MultiCare Health System 2.80%, 8/15/2050	355	209
MyMichigan Health Series 2020, 3.41%, 6/1/2050	955	675
New York and Presbyterian Hospital (The) 2.61%, 8/1/2060	700	407
NYU Langone Hospitals Series 2020, 3.38%, 7/1/2055	1,110	789
Owens & Minor, Inc. 6.63%, 4/1/2030 (a)	4,600	3,784
Quest Diagnostics, Inc. 2.95%, 6/30/2030	1,000	863
Tenet Healthcare Corp.
4.88%, 1/1/2026	8,625	8,214
6.25%, 2/1/2027	500	487
5.13%, 11/1/2027	13,532	12,722
4.63%, 6/15/2028	2,050	1,855
4.25%, 6/1/2029	5,944	5,205
6.13%, 6/15/2030 (a)	2,296	2,187
Texas Health Resources
2.33%, 11/15/2050	500	296
4.33%, 11/15/2055	1,075	941
UnitedHealth Group, Inc.
5.35%, 2/15/2033	9,545	9,764
4.63%, 7/15/2035	98	94
3.95%, 10/15/2042	615	526
3.75%, 10/15/2047	1,120	895
3.25%, 5/15/2051	1,955	1,400
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care Providers & Services — continued
5.88%, 2/15/2053	8,141	8,782
3.88%, 8/15/2059	805	628
Yale-New Haven Health Services Corp. Series 2020, 2.50%, 7/1/2050	970	596
		203,605
Health Care Technology — 0.0% ^
IQVIA, Inc.
5.00%, 10/15/2026 (a)	2,575	2,459
5.00%, 5/15/2027 (a)	5,377	5,116
		7,575
Hotels, Restaurants & Leisure — 0.7%
1011778 BC ULC (Canada)
3.88%, 1/15/2028 (a)	6,360	5,659
4.00%, 10/15/2030 (a)	3,334	2,754
Boyd Gaming Corp. 4.75%, 12/1/2027	4,045	3,792
Boyne USA, Inc. 4.75%, 5/15/2029 (a)	4,635	4,102
Caesars Entertainment, Inc. 6.25%, 7/1/2025 (a)	8,073	8,006
Carnival Corp.
9.88%, 8/1/2027 (a)	7,340	7,472
4.00%, 8/1/2028 (a)	1,896	1,603
Cedar Fair LP
5.50%, 5/1/2025 (a)	605	598
6.50%, 10/1/2028	4,935	4,781
5.25%, 7/15/2029	3,987	3,637
Hilton Domestic Operating Co., Inc.
5.38%, 5/1/2025 (a)	1,425	1,407
5.75%, 5/1/2028 (a)	880	853
3.75%, 5/1/2029 (a)	3,527	3,058
4.88%, 1/15/2030	2,175	1,996
4.00%, 5/1/2031 (a)	378	322
3.63%, 2/15/2032 (a)	1,465	1,203
Hilton Worldwide Finance LLC 4.88%, 4/1/2027	1,395	1,330
Marriott Ownership Resorts, Inc.
4.75%, 1/15/2028	1,013	895
4.50%, 6/15/2029 (a)	2,551	2,141
MGM Resorts International
6.75%, 5/1/2025	940	942
5.75%, 6/15/2025	4,038	3,964
5.50%, 4/15/2027	2,962	2,816
Royal Caribbean Cruises Ltd.
11.50%, 6/1/2025 (a)	349	372
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	103

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Hotels, Restaurants & Leisure — continued
8.25%, 1/15/2029 (a)	4,545	4,706
9.25%, 1/15/2029 (a)	4,670	4,954
Sands China Ltd. (Macau)
4.30%, 1/8/2026 (g)	3,530	3,247
2.80%, 3/8/2027 (g)	1,965	1,660
Six Flags Entertainment Corp. 5.50%, 4/15/2027 (a)	2,300	2,172
Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (a)	1,001	1,012
Starbucks Corp. 4.80%, 2/15/2033	3,180	3,082
Station Casinos LLC 4.50%, 2/15/2028 (a)	4,355	3,846
Travel + Leisure Co. 6.00%, 4/1/2027 (g)	1,050	1,010
Vail Resorts, Inc. 6.25%, 5/15/2025 (a)	3,920	3,909
Wynn Las Vegas LLC
4.25%, 5/30/2023 (a)	2,850	2,841
5.50%, 3/1/2025 (a)	5,449	5,287
Wynn Macau Ltd. (Macau) 5.63%, 8/26/2028 (a)	2,990	2,526
Wynn Resorts Finance LLC 5.13%, 10/1/2029 (a)	4,356	3,897
Yum! Brands, Inc.
4.75%, 1/15/2030 (a)	804	733
3.63%, 3/15/2031	1,220	1,022
4.63%, 1/31/2032	4,799	4,242
		113,849
Household Durables — 0.1%
CD&R Smokey Buyer, Inc. 6.75%, 7/15/2025 (a)	2,960	2,583
MDC Holdings, Inc.
3.85%, 1/15/2030	2,545	2,119
2.50%, 1/15/2031	3,353	2,471
Newell Brands, Inc.
6.63%, 9/15/2029	4,660	4,617
5.63%, 4/1/2036 (g)	3,265	2,765
Tempur Sealy International, Inc. 4.00%, 4/15/2029 (a)	8,649	7,394
		21,949
Household Products — 0.1%
Central Garden & Pet Co.
5.13%, 2/1/2028	535	498
4.13%, 10/15/2030	4,140	3,449
4.13%, 4/30/2031 (a)	745	610
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Household Products — continued
Energizer Holdings, Inc.
4.75%, 6/15/2028 (a)	5,135	4,481
4.38%, 3/31/2029 (a)	3,895	3,302
Kimberly-Clark Corp. 3.20%, 4/25/2029	1,000	910
Reckitt Benckiser Treasury Services plc (United Kingdom) 3.00%, 6/26/2027 (a)	350	323
Spectrum Brands, Inc.
5.75%, 7/15/2025	593	582
5.00%, 10/1/2029 (a)	3,905	3,366
5.50%, 7/15/2030 (a)	2,779	2,458
		19,979
Independent Power and Renewable Electricity Producers — 0.2%
AES Corp. (The) 3.30%, 7/15/2025 (a)	1,525	1,431
Calpine Corp.
5.25%, 6/1/2026 (a)	3,266	3,130
4.50%, 2/15/2028 (a)	3,000	2,701
5.13%, 3/15/2028 (a)	3,940	3,495
Constellation Energy Generation LLC
3.25%, 6/1/2025	595	566
5.80%, 3/1/2033	5,620	5,684
6.25%, 10/1/2039	200	206
5.75%, 10/1/2041	875	850
5.60%, 6/15/2042	9,230	8,881
		26,944
Insurance — 0.4%
Aflac, Inc. 3.60%, 4/1/2030	2,500	2,299
AIA Group Ltd. (Hong Kong)
3.20%, 3/11/2025 (a)	996	952
3.90%, 4/6/2028 (a)	2,495	2,355
3.60%, 4/9/2029 (a)	495	454
3.20%, 9/16/2040 (a)	1,680	1,263
Aon Corp.
5.35%, 2/28/2033	890	890
6.25%, 9/30/2040	240	249
Athene Global Funding
1.45%, 1/8/2026 (a)	1,770	1,556
2.95%, 11/12/2026 (a)	4,500	4,030
Berkshire Hathaway Finance Corp.
2.85%, 10/15/2050	4,720	3,187
2.50%, 1/15/2051	9,255	5,814
3.85%, 3/15/2052	12,010	9,696
SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Insurance — continued
Cincinnati Financial Corp. 6.13%, 11/1/2034	1,100	1,155
CNA Financial Corp. 3.95%, 5/15/2024	373	366
F&G Global Funding 1.75%, 6/30/2026 (a)	635	563
Great-West Lifeco Finance 2018 LP (Canada) 4.58%, 5/17/2048 (a)	406	344
Guardian Life Insurance Co. of America (The) 4.85%, 1/24/2077 (a)	271	227
Jackson National Life Global Funding 3.88%, 6/11/2025 (a)	2,637	2,517
John Hancock Life Insurance Co. 7.38%, 2/15/2024 (a)	2,550	2,584
Liberty Mutual Group, Inc. 3.95%, 10/15/2050 (a)	475	345
Manulife Financial Corp. (Canada) 4.15%, 3/4/2026	1,207	1,175
MetLife, Inc.
6.50%, 12/15/2032	700	781
4.13%, 8/13/2042	500	427
Metropolitan Life Global Funding I 3.05%, 6/17/2029 (a)	1,500	1,330
Metropolitan Life Insurance Co. 7.80%, 11/1/2025 (a)	1,650	1,736
New York Life Global Funding 3.00%, 1/10/2028 (a)	2,831	2,592
New York Life Insurance Co. 6.75%, 11/15/2039 (a)	303	342
Pacific Life Insurance Co. (ICE LIBOR USD 3 Month + 2.80%), 4.30%, 10/24/2067 (a) (c)	2,730	2,125
Principal Financial Group, Inc. 3.70%, 5/15/2029	605	562
Principal Life Global Funding II 3.00%, 4/18/2026 (a)	586	543
Protective Life Global Funding 1.30%, 9/20/2026 (a)	1,500	1,307
Prudential Financial, Inc. 3.91%, 12/7/2047	2,259	1,783
Prudential Insurance Co. of America (The) 8.30%, 7/1/2025 (a)	150	157
Swiss Re Finance Luxembourg SA (Switzerland) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.58%), 5.00%, 4/2/2049 (a) (c)	1,000	950
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Insurance — continued
Teachers Insurance & Annuity Association of America
4.90%, 9/15/2044 (a)	500	461
4.27%, 5/15/2047 (a)	800	685
Travelers Property Casualty Corp. 7.75%, 4/15/2026	700	752
W R Berkley Corp. 3.55%, 3/30/2052	2,535	1,807
		60,361
Interactive Media & Services — 0.1%
Meta Platforms, Inc. 3.85%, 8/15/2032	14,675	13,186
Internet & Direct Marketing Retail — 0.1%
Amazon.com, Inc.
3.10%, 5/12/2051	3,845	2,755
3.95%, 4/13/2052	13,195	11,078
Photo Holdings Merger Sub, Inc. 8.50%, 10/1/2026 (a)	1,460	745
		14,578
IT Services — 0.3%
Arches Buyer, Inc. 4.25%, 6/1/2028 (a)	5,085	4,186
Black Knight InfoServ LLC 3.63%, 9/1/2028 (a)	5,125	4,433
Block, Inc.
2.75%, 6/1/2026	2,591	2,312
3.50%, 6/1/2031	5,421	4,380
CGI, Inc. (Canada) 1.45%, 9/14/2026	3,735	3,293
Fidelity National Information Services, Inc. 4.50%, 8/15/2046	2,000	1,572
Gartner, Inc.
3.63%, 6/15/2029 (a)	1,735	1,500
3.75%, 10/1/2030 (a)	5,320	4,504
Global Payments, Inc.
2.90%, 5/15/2030	4,500	3,703
2.90%, 11/15/2031	7,520	5,963
Presidio Holdings, Inc. 4.88%, 2/1/2027 (a)	5,015	4,569
Visa, Inc.
4.15%, 12/14/2035	1,510	1,420
2.70%, 4/15/2040	1,500	1,124
		42,959
Life Sciences Tools & Services — 0.0% ^
Charles River Laboratories International, Inc. 3.75%, 3/15/2029 (a)	5,055	4,389
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	105

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Life Sciences Tools & Services — continued
Thermo Fisher Scientific, Inc.
1.75%, 10/15/2028	1,880	1,586
2.60%, 10/1/2029	2,000	1,731
		7,706
Machinery — 0.1%
Caterpillar, Inc. 3.80%, 8/15/2042	680	580
Chart Industries, Inc. 7.50%, 1/1/2030 (a)	4,290	4,354
Daimler Truck Finance North America LLC (Germany) 3.50%, 4/7/2025 (a)	4,090	3,924
Hillenbrand, Inc. 3.75%, 3/1/2031	2,125	1,738
Otis Worldwide Corp. 2.06%, 4/5/2025	2,500	2,332
Parker-Hannifin Corp.
4.25%, 9/15/2027	700	670
6.25%, 5/15/2038	440	462
Terex Corp. 5.00%, 5/15/2029 (a)	2,935	2,695
TK Elevator US Newco, Inc. (Germany) 5.25%, 7/15/2027 (a)	2,865	2,596
Xylem, Inc. 1.95%, 1/30/2028	1,285	1,104
		20,455
Marine — 0.0% ^
MV24 Capital BV (Brazil) 6.75%, 6/1/2034 (a)	2,287	2,052
Media — 1.4%
Altice Financing SA (Luxembourg) 5.75%, 8/15/2029 (a)	2,733	2,235
Charter Communications Operating LLC
2.25%, 1/15/2029	2,345	1,880
2.80%, 4/1/2031	4,300	3,370
3.50%, 6/1/2041	3,570	2,336
3.50%, 3/1/2042	5,945	3,836
3.70%, 4/1/2051	3,200	1,957
3.90%, 6/1/2052	1,700	1,074
Clear Channel Outdoor Holdings, Inc.
5.13%, 8/15/2027 (a)	8,392	7,490
7.75%, 4/15/2028 (a)	2,020	1,676
Comcast Corp.
1.95%, 1/15/2031	4,070	3,262
5.50%, 11/15/2032	6,220	6,392
4.65%, 2/15/2033	2,780	2,685
4.40%, 8/15/2035	3,850	3,560
3.90%, 3/1/2038	12,489	10,711
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Media — continued
3.25%, 11/1/2039	10,530	8,210
3.97%, 11/1/2047	1,115	900
4.00%, 3/1/2048	5,140	4,132
4.00%, 11/1/2049	135	109
3.45%, 2/1/2050	4,208	3,079
2.89%, 11/1/2051	2,027	1,313
2.45%, 8/15/2052	6,810	4,039
2.94%, 11/1/2056	11,531	7,232
2.99%, 11/1/2063	1,186	725
Cox Communications, Inc. 2.95%, 10/1/2050 (a)	2,790	1,748
CSC Holdings LLC
5.25%, 6/1/2024	2,373	2,299
5.38%, 2/1/2028 (a)	10,972	9,152
6.50%, 2/1/2029 (a)	3,959	3,356
4.50%, 11/15/2031 (a)	2,571	1,825
Diamond Sports Group LLC 5.38%, 8/15/2026 (a) (i)	3,550	398
Directv Financing LLC 5.88%, 8/15/2027 (a)	6,332	5,661
Discovery Communications LLC 4.00%, 9/15/2055	2,390	1,545
DISH DBS Corp.
5.00%, 3/15/2023	5,867	5,852
5.88%, 11/15/2024	11,052	10,355
7.75%, 7/1/2026	1,430	1,110
5.25%, 12/1/2026 (a)	6,195	5,188
5.75%, 12/1/2028 (a)	1,835	1,466
Gray Escrow II, Inc. 5.38%, 11/15/2031 (a)	2,177	1,616
Gray Television, Inc. 4.75%, 10/15/2030 (a)	2,110	1,547
iHeartCommunications, Inc.
6.38%, 5/1/2026	3,740	3,525
8.38%, 5/1/2027	5,687	5,004
5.25%, 8/15/2027 (a)	4,358	3,792
Lamar Media Corp.
3.75%, 2/15/2028	950	841
4.00%, 2/15/2030	5,400	4,644
News Corp. 3.88%, 5/15/2029 (a)	5,147	4,411
Nexstar Media, Inc.
5.63%, 7/15/2027 (a)	8,365	7,769
4.75%, 11/1/2028 (a)	1,410	1,233
Outfront Media Capital LLC
6.25%, 6/15/2025 (a)	2,067	2,050
SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Media — continued
5.00%, 8/15/2027 (a)	3,861	3,485
Scripps Escrow II, Inc. 3.88%, 1/15/2029 (a)	4,525	3,606
Scripps Escrow, Inc. 5.88%, 7/15/2027 (a)	1,245	997
Sinclair Television Group, Inc. 4.13%, 12/1/2030 (a)	5,585	4,346
Sirius XM Radio, Inc.
5.00%, 8/1/2027 (a)	3,180	2,918
4.00%, 7/15/2028 (a)	6,156	5,263
5.50%, 7/1/2029 (a)	9,692	8,747
4.13%, 7/1/2030 (a)	6,357	5,167
Stagwell Global LLC 5.63%, 8/15/2029 (a)	5,180	4,455
Summer BC Bidco B LLC 5.50%, 10/31/2026 (a)	800	685
TEGNA, Inc.
4.63%, 3/15/2028	1,905	1,695
5.00%, 9/15/2029	1,525	1,353
Time Warner Cable LLC 7.30%, 7/1/2038	335	336
Univision Communications, Inc. 4.50%, 5/1/2029 (a)	7,024	5,924
UPC Broadband Finco BV (Netherlands) 4.88%, 7/15/2031 (a)	1,563	1,309
Videotron Ltd. (Canada)
5.38%, 6/15/2024 (a)	3,057	3,024
5.13%, 4/15/2027 (a)	4,115	3,848
VZ Secured Financing BV (Netherlands) 5.00%, 1/15/2032 (a)	1,022	841
		226,589
Metals & Mining — 0.6%
Alcoa Nederland Holding BV
5.50%, 12/15/2027 (a)	1,750	1,696
6.13%, 5/15/2028 (a)	3,845	3,781
Arconic Corp. 6.13%, 2/15/2028 (a)	7,950	7,811
ATI, Inc. 5.88%, 12/1/2027	5,420	5,163
BHP Billiton Finance USA Ltd. (Australia) 4.90%, 2/28/2033	2,000	1,992
Carpenter Technology Corp. 6.38%, 7/15/2028	1,856	1,778
Cleveland-Cliffs, Inc.
6.75%, 3/15/2026 (a)	2,951	2,981
5.88%, 6/1/2027	3,693	3,584
4.63%, 3/1/2029 (a)	2,883	2,627
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Metals & Mining — continued
Corp. Nacional del Cobre de Chile (Chile) 5.13%, 2/2/2033 (a)	507	491
FMG Resources August 2006 Pty. Ltd. (Australia) 4.50%, 9/15/2027 (a)	5,053	4,649
Freeport-McMoRan, Inc.
4.63%, 8/1/2030	17,231	15,901
5.40%, 11/14/2034	2,150	2,024
Glencore Finance Canada Ltd. (Australia)
6.90%, 11/15/2037 (a)	100	108
5.55%, 10/25/2042 (a) (g)	4,045	3,746
Glencore Funding LLC (Australia)
4.63%, 4/29/2024 (a)	300	296
3.88%, 10/27/2027 (a)	4,000	3,732
2.50%, 9/1/2030 (a)	875	709
2.85%, 4/27/2031 (a)	9,210	7,535
2.63%, 9/23/2031 (a)	8,892	7,083
Indonesia Asahan Aluminium Persero PT (Indonesia) 6.53%, 11/15/2028 (a)	2,400	2,463
Kaiser Aluminum Corp. 4.63%, 3/1/2028 (a)	3,345	2,881
Novelis Corp.
3.25%, 11/15/2026 (a)	1,543	1,360
4.75%, 1/30/2030 (a)	4,610	4,050
3.88%, 8/15/2031 (a)	772	625
Nucor Corp. 2.98%, 12/15/2055	1,910	1,234
Rio Tinto Finance USA Ltd. (Australia) 5.20%, 11/2/2040	2,000	1,995
Teck Resources Ltd. (Canada) 5.40%, 2/1/2043	1,600	1,463
United States Steel Corp. 6.88%, 3/1/2029	2,655	2,656
		96,414
Mortgage Real Estate Investment Trusts (REITs) — 0.6%
Arbor Realty Trust, Inc.
5.00%, 4/30/2026	5,000	4,463
Series QIB, 4.50%, 9/1/2026 (a)	19,500	17,203
Series QIB, 4.50%, 3/15/2027 (a)	30,000	25,037
Great Ajax Operating Partnership LP Series QIB, 8.88%, 9/1/2027 (a)	23,000	21,880
ReadyCap Holdings LLC Series QIB, 4.50%, 10/20/2026 (a)	25,000	22,541
		91,124
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	107

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Multiline Retail — 0.1%
Macy's Retail Holdings LLC 5.88%, 4/1/2029 (a)	2,825	2,566
Nordstrom, Inc. 4.38%, 4/1/2030	3,180	2,509
Target Corp. 4.80%, 1/15/2053	5,810	5,429
		10,504
Multi-Utilities — 0.2%
Ameren Corp. 3.50%, 1/15/2031	2,390	2,101
Ameren Illinois Co. 3.25%, 3/15/2050	3,950	2,869
Berkshire Hathaway Energy Co.
3.25%, 4/15/2028	800	739
6.13%, 4/1/2036	1,349	1,433
2.85%, 5/15/2051	7,740	5,027
4.60%, 5/1/2053	1,194	1,044
Consolidated Edison Co. of New York, Inc.
Series 06-E, 5.70%, 12/1/2036	400	402
Series 2017, 3.88%, 6/15/2047	1,275	993
Series E, 4.65%, 12/1/2048	1,700	1,494
4.50%, 5/15/2058	808	670
Consumers Energy Co.
4.63%, 5/15/2033	4,765	4,629
4.35%, 4/15/2049	500	436
4.35%, 8/31/2064	491	399
Dominion Energy, Inc.
Series F, 5.25%, 8/1/2033	785	765
7.00%, 6/15/2038	400	438
Series C, 4.90%, 8/1/2041	46	40
Puget Sound Energy, Inc.
5.76%, 7/15/2040	900	907
2.89%, 9/15/2051	1,320	862
San Diego Gas & Electric Co.
6.00%, 6/1/2026	685	704
Series XXX, 3.00%, 3/15/2032	5,000	4,236
6.00%, 6/1/2039	500	516
4.50%, 8/15/2040	249	225
Series UUU, 3.32%, 4/15/2050	4,780	3,411
Southern Co. Gas Capital Corp. Series 21A, 3.15%, 9/30/2051	5,000	3,354
		37,694
Oil, Gas & Consumable Fuels — 2.5%
AI Candelaria Spain SA (Colombia) 7.50%, 12/15/2028 (k)	1,068	950
Aker BP ASA (Norway)
2.00%, 7/15/2026 (a)	1,669	1,480
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
3.10%, 7/15/2031 (a)	4,400	3,602
Antero Midstream Partners LP
7.88%, 5/15/2026 (a)	3,445	3,479
5.75%, 1/15/2028 (a)	2,225	2,089
5.38%, 6/15/2029 (a)	2,910	2,619
Antero Resources Corp.
7.63%, 2/1/2029 (a)	4,387	4,420
5.38%, 3/1/2030 (a)	2,215	2,017
APA Infrastructure Ltd. (Australia) 4.25%, 7/15/2027 (a)	610	579
Baytex Energy Corp. (Canada) 8.75%, 4/1/2027 (a)	3,990	4,060
Blue Racer Midstream LLC 6.63%, 7/15/2026 (a)	3,265	3,183
BP Capital Markets America, Inc.
3.02%, 1/16/2027	1,325	1,232
3.94%, 9/21/2028	2,300	2,187
2.72%, 1/12/2032	21,551	18,058
4.81%, 2/13/2033	10,585	10,397
3.06%, 6/17/2041	7,320	5,417
3.00%, 2/24/2050	5,255	3,561
2.77%, 11/10/2050	4,090	2,638
2.94%, 6/4/2051	5,350	3,551
3.00%, 3/17/2052	3,040	2,041
BP Capital Markets plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.04%), 4.38%, 6/22/2025 (c) (d) (e)	11,180	10,659
3.28%, 9/19/2027	2,988	2,784
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.40%), 4.88%, 3/22/2030 (c) (d) (e)	13,870	12,710
Buckeye Partners LP
4.15%, 7/1/2023	2,500	2,482
4.13%, 12/1/2027	4,440	3,843
Cameron LNG LLC 3.70%, 1/15/2039 (a)	961	787
Cheniere Corpus Christi Holdings LLC
5.88%, 3/31/2025	1,435	1,440
2.74%, 12/31/2039	2,075	1,644
Cheniere Energy Partners LP
4.50%, 10/1/2029	11,682	10,602
3.25%, 1/31/2032	9,620	7,710
SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
Cheniere Energy, Inc. 4.63%, 10/15/2028	5,339	4,949
Chesapeake Energy Corp. 6.75%, 4/15/2029 (a)	4,665	4,519
CNX Resources Corp. 7.25%, 3/14/2027 (a)	1,671	1,657
Comstock Resources, Inc.
6.75%, 3/1/2029 (a)	6,894	6,342
5.88%, 1/15/2030 (a)	1,110	955
ConocoPhillips Co. 4.03%, 3/15/2062	9,359	7,408
Coterra Energy, Inc. 3.90%, 5/15/2027	2,910	2,727
Crescent Energy Finance LLC 7.25%, 5/1/2026 (a)	1,305	1,207
Crestwood Midstream Partners LP
5.75%, 4/1/2025	3,090	2,997
5.63%, 5/1/2027 (a)	895	828
6.00%, 2/1/2029 (a)	2,100	1,910
8.00%, 4/1/2029 (a)	2,366	2,354
DT Midstream, Inc.
4.13%, 6/15/2029 (a)	4,183	3,587
4.38%, 6/15/2031 (a)	2,680	2,245
Energean Israel Finance Ltd. (Israel)
4.50%, 3/30/2024 (k)	2,428	2,355
4.88%, 3/30/2026 (k)	1,895	1,745
Energy Transfer LP
5.75%, 2/15/2033	2,000	1,968
5.80%, 6/15/2038	5,830	5,462
5.00%, 5/15/2050	5,000	4,097
Eni USA, Inc. (Italy) 7.30%, 11/15/2027	500	538
EnLink Midstream LLC 5.63%, 1/15/2028 (a)	1,205	1,148
EnLink Midstream Partners LP
4.15%, 6/1/2025	780	748
4.85%, 7/15/2026	1,665	1,578
5.60%, 4/1/2044	1,930	1,573
Enterprise Products Operating LLC
Series J, 5.75%, 3/1/2035	800	789
6.45%, 9/1/2040	375	397
3.30%, 2/15/2053	2,450	1,662
4.95%, 10/15/2054	330	288
Series E, (ICE LIBOR USD 3 Month + 3.03%), 5.25%, 8/16/2077 (c)	1,500	1,339
EQM Midstream Partners LP
4.00%, 8/1/2024	2,237	2,137
6.00%, 7/1/2025 (a)	427	412
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
4.13%, 12/1/2026	1,210	1,077
6.50%, 7/1/2027 (a)	1,410	1,335
5.50%, 7/15/2028	4,715	4,208
4.50%, 1/15/2029 (a)	4,400	3,671
4.75%, 1/15/2031 (a)	2,340	1,901
Equinor ASA (Norway) 7.15%, 11/15/2025	585	614
Exxon Mobil Corp.
3.00%, 8/16/2039	5,040	3,869
3.10%, 8/16/2049	690	495
Flex Intermediate Holdco LLC
3.36%, 6/30/2031 (a)	3,607	2,911
4.32%, 12/30/2039 (a)	1,280	945
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates) 2.94%, 9/30/2040 (a)	1,643	1,293
Genesis Energy LP
6.25%, 5/15/2026	1,082	1,026
8.00%, 1/15/2027	2,328	2,277
7.75%, 2/1/2028	1,314	1,258
Gray Oak Pipeline LLC
2.00%, 9/15/2023 (a)	1,090	1,068
2.60%, 10/15/2025 (a)	1,852	1,676
3.45%, 10/15/2027 (a)	1,465	1,290
Greenko Dutch BV (India) 3.85%, 3/29/2026 (a)	2,079	1,832
Gulfport Energy Corp.
8.00%, 5/17/2026	2,001	1,945
8.00%, 5/17/2026 (a)	2,666	2,591
Gulfport Energy Operating Corp.
6.63%, 5/1/2023 (i)	1,320	1
6.00%, 10/15/2024 (i)	2,737	2
6.38%, 1/15/2026 (i)	1,018	1
Hess Midstream Operations LP 5.63%, 2/15/2026 (a)	5,580	5,430
HF Sinclair Corp. 5.88%, 4/1/2026	3,529	3,531
Hilcorp Energy I LP 5.75%, 2/1/2029 (a)	5,905	5,344
Holly Energy Partners LP 6.38%, 4/15/2027 (a)	1,000	970
Kinder Morgan, Inc. 3.25%, 8/1/2050	5,690	3,605
Kinetik Holdings LP 5.88%, 6/15/2030 (a)	3,213	2,969
Leviathan Bond Ltd. (Israel)
6.13%, 6/30/2025 (k)	1,090	1,055
6.50%, 6/30/2027 (k)	1,182	1,122
6.75%, 6/30/2030 (k)	680	634
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	109

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
MPLX LP
5.00%, 3/1/2033	4,370	4,100
5.20%, 3/1/2047	323	278
5.65%, 3/1/2053	1,255	1,156
NGL Energy Operating LLC 7.50%, 2/1/2026 (a)	2,173	2,075
NGPL PipeCo LLC
3.25%, 7/15/2031 (a)	615	508
7.77%, 12/15/2037 (a)	615	665
NuStar Logistics LP
5.75%, 10/1/2025	2,071	1,997
6.00%, 6/1/2026	1,338	1,271
5.63%, 4/28/2027	4,554	4,239
6.38%, 10/1/2030	666	624
Occidental Petroleum Corp.
8.50%, 7/15/2027	3,301	3,542
6.38%, 9/1/2028	1,488	1,503
8.88%, 7/15/2030	2,737	3,109
6.63%, 9/1/2030	4,693	4,822
6.13%, 1/1/2031	1,563	1,574
7.88%, 9/15/2031	2,600	2,824
ONEOK Partners LP 6.65%, 10/1/2036	1,465	1,483
Petroleos del Peru SA (Peru) 5.63%, 6/19/2047 (a)	5,000	3,324
Petroleos Mexicanos (Mexico)
6.88%, 8/4/2026	2,600	2,483
5.35%, 2/12/2028	3,250	2,745
5.95%, 1/28/2031	3,500	2,667
10.00%, 2/7/2033 (a)	8,145	7,806
Phillips 66 4.65%, 11/15/2034	1,000	933
Pioneer Natural Resources Co. 1.13%, 1/15/2026	2,000	1,781
Range Resources Corp.
4.88%, 5/15/2025	1,578	1,539
8.25%, 1/15/2029	4,600	4,721
4.75%, 2/15/2030 (a)	850	761
Sabine Pass Liquefaction LLC
5.63%, 3/1/2025	3,000	2,997
4.20%, 3/15/2028	3,435	3,225
4.50%, 5/15/2030	22,815	21,372
Saudi Arabian Oil Co. (Saudi Arabia)
1.25%, 11/24/2023 (a)	200	194
1.63%, 11/24/2025 (a)	224	203
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
SM Energy Co.
5.63%, 6/1/2025	1,500	1,443
6.75%, 9/15/2026	4,260	4,110
6.63%, 1/15/2027	1,293	1,230
Southwestern Energy Co.
5.70%, 1/23/2025 (g)	202	200
5.38%, 2/1/2029	3,640	3,405
5.38%, 3/15/2030	3,026	2,764
4.75%, 2/1/2032	591	508
Sunoco LP
6.00%, 4/15/2027	1,535	1,508
4.50%, 5/15/2029	5,812	5,101
Tallgrass Energy Partners LP
7.50%, 10/1/2025 (a)	2,045	2,035
6.00%, 3/1/2027 (a)	1,845	1,713
5.50%, 1/15/2028 (a)	4,965	4,459
6.00%, 12/31/2030 (a)	1,640	1,414
Targa Resources Partners LP
6.50%, 7/15/2027	1,730	1,749
5.50%, 3/1/2030	1,576	1,493
4.00%, 1/15/2032	1,050	890
TerraForm Power Operating LLC 5.00%, 1/31/2028 (a)	1,468	1,351
Texas Eastern Transmission LP 3.50%, 1/15/2028 (a)	375	344
TotalEnergies Capital International SA (France)
3.46%, 7/12/2049	5,148	3,925
3.13%, 5/29/2050	6,746	4,828
Valero Energy Corp. 2.15%, 9/15/2027	900	792
Venture Global Calcasieu Pass LLC 3.88%, 8/15/2029 (a)	6,360	5,485
Western Midstream Operating LP
4.50%, 3/1/2028	1,370	1,267
4.30%, 2/1/2030 (g)	3,345	2,963
Williams Cos., Inc. (The) 5.40%, 3/4/2044	3,250	2,984
		416,570
Personal Products — 0.1%
Edgewell Personal Care Co.
5.50%, 6/1/2028 (a)	5,085	4,748
4.13%, 4/1/2029 (a)	2,115	1,804
SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Personal Products — continued
Estee Lauder Cos., Inc. (The) 3.13%, 12/1/2049	1,800	1,315
GSK Consumer Healthcare Capital US LLC 3.38%, 3/24/2027	2,616	2,432
		10,299
Pharmaceuticals — 0.7%
Bausch Health Americas, Inc.
9.25%, 4/1/2026 (a)	4,654	3,480
8.50%, 1/31/2027 (a)	8,864	4,664
Bausch Health Cos., Inc.
5.50%, 11/1/2025 (a)	6,534	5,683
5.75%, 8/15/2027 (a)	6,090	4,040
5.00%, 1/30/2028 (a)	2,785	1,201
4.88%, 6/1/2028 (a)	11,808	7,365
5.00%, 2/15/2029 (a)	2,865	1,233
5.25%, 1/30/2030 (a)	1,188	512
5.25%, 2/15/2031 (a)	1,251	559
Bristol-Myers Squibb Co.
4.13%, 6/15/2039	5,998	5,353
2.35%, 11/13/2040	4,000	2,735
3.70%, 3/15/2052	8,080	6,387
Eli Lilly & Co.
4.70%, 2/27/2033	4,335	4,312
4.95%, 2/27/2063	3,450	3,430
Jazz Securities DAC 4.38%, 1/15/2029 (a)	5,179	4,587
Merck & Co., Inc. 2.75%, 12/10/2051	4,780	3,196
Organon & Co.
4.13%, 4/30/2028 (a)	3,906	3,448
5.13%, 4/30/2031 (a)	5,735	4,868
Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (a) (g)	4,135	3,112
Pfizer, Inc.
2.63%, 4/1/2030	2,000	1,745
4.10%, 9/15/2038	3,000	2,711
3.90%, 3/15/2039	2,960	2,582
4.30%, 6/15/2043	4,000	3,646
Roche Holdings, Inc. 2.08%, 12/13/2031 (a)	16,095	13,050
Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/2026	500	465
Takeda Pharmaceutical Co. Ltd. (Japan)
5.00%, 11/26/2028	2,800	2,765
3.03%, 7/9/2040	1,600	1,172
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pharmaceuticals — continued
3.18%, 7/9/2050	750	513
Wyeth LLC 5.95%, 4/1/2037	1,100	1,179
Zoetis, Inc.
2.00%, 5/15/2030	2,000	1,639
5.60%, 11/16/2032	8,909	9,226
		110,858
Real Estate Management & Development — 0.0% ^
Kennedy-Wilson, Inc.
4.75%, 3/1/2029	3,084	2,507
5.00%, 3/1/2031	1,300	995
Ontario Teachers' Cadillac Fairview Properties Trust (Canada) 3.88%, 3/20/2027 (a)	603	551
		4,053
Road & Rail — 0.2%
Avis Budget Car Rental LLC
5.75%, 7/15/2027 (a)	4,269	4,029
5.38%, 3/1/2029 (a)	2,010	1,809
Burlington Northern Santa Fe LLC
7.08%, 5/13/2029	100	108
6.15%, 5/1/2037	750	825
4.38%, 9/1/2042	2,510	2,239
3.55%, 2/15/2050	1,929	1,483
CSX Corp. 3.25%, 6/1/2027	1,283	1,196
ERAC USA Finance LLC
2.70%, 11/1/2023 (a)	470	461
7.00%, 10/15/2037 (a)	291	328
First Student Bidco, Inc. 4.00%, 7/31/2029 (a)	1,000	855
Hertz Corp. (The) 4.63%, 12/1/2026 (a)	6,735	5,998
Norfolk Southern Corp. 4.05%, 8/15/2052	1,000	795
Penske Truck Leasing Co. LP 1.20%, 11/15/2025 (a)	2,165	1,916
SMBC Aviation Capital Finance DAC (Ireland) 4.13%, 7/15/2023 (a)	1,100	1,093
Triton Container International Ltd. (Bermuda) 1.15%, 6/7/2024 (a)	3,000	2,803
Uber Technologies, Inc.
7.50%, 5/15/2025 (a)	2,710	2,737
4.50%, 8/15/2029 (a)	2,300	2,033
Union Pacific Corp. 4.95%, 5/15/2053	2,735	2,617
		33,325
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	111

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Semiconductors & Semiconductor Equipment — 0.4%
Amkor Technology, Inc. 6.63%, 9/15/2027 (a)	2,250	2,224
ams-OSRAM AG (Austria) 7.00%, 7/31/2025 (a)	3,195	3,035
Analog Devices, Inc. 2.95%, 10/1/2051	5,895	4,056
Entegris Escrow Corp. 5.95%, 6/15/2030 (a)	3,605	3,353
Entegris, Inc.
4.38%, 4/15/2028 (a)	1,175	1,040
3.63%, 5/1/2029 (a)	1,680	1,393
Intel Corp.
5.20%, 2/10/2033	5,000	4,907
5.63%, 2/10/2043	10,370	10,121
3.25%, 11/15/2049	1,700	1,135
5.70%, 2/10/2053	4,000	3,909
3.10%, 2/15/2060	700	428
KLA Corp. 3.30%, 3/1/2050	783	569
Marvell Technology, Inc. 2.95%, 4/15/2031	2,080	1,674
NVIDIA Corp. 2.00%, 6/15/2031	2,500	2,021
NXP BV (China)
5.00%, 1/15/2033	1,500	1,401
3.25%, 5/11/2041	3,795	2,624
ON Semiconductor Corp. 3.88%, 9/1/2028 (a)	6,872	6,039
QUALCOMM, Inc.
4.25%, 5/20/2032	1,335	1,278
4.50%, 5/20/2052	1,730	1,539
Texas Instruments, Inc.
2.25%, 9/4/2029	1,800	1,541
3.88%, 3/15/2039	1,620	1,432
4.15%, 5/15/2048	300	266
TSMC Arizona Corp. (Taiwan) 2.50%, 10/25/2031	10,170	8,370
		64,355
Software — 0.4%
Clarivate Science Holdings Corp. 3.88%, 7/1/2028 (a)	5,369	4,633
Microsoft Corp.
3.50%, 2/12/2035	1,500	1,357
3.45%, 8/8/2036	953	835
2.92%, 3/17/2052	2,029	1,460
NCR Corp.
5.75%, 9/1/2027 (a)	2,000	1,938
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Software — continued
5.00%, 10/1/2028 (a)	763	657
5.13%, 4/15/2029 (a)	3,534	3,018
6.13%, 9/1/2029 (a)	7,075	6,880
Oracle Corp.
2.50%, 4/1/2025	2,750	2,593
2.30%, 3/25/2028	5,945	5,159
4.90%, 2/6/2033	6,135	5,794
4.30%, 7/8/2034	567	498
3.90%, 5/15/2035	1,545	1,283
3.85%, 7/15/2036	1,756	1,429
3.80%, 11/15/2037	7,875	6,236
3.65%, 3/25/2041	3,450	2,541
4.13%, 5/15/2045	5,300	3,987
3.95%, 3/25/2051	1,460	1,049
5.55%, 2/6/2053	3,700	3,390
Roper Technologies, Inc. 1.75%, 2/15/2031	1,200	925
SS&C Technologies, Inc. 5.50%, 9/30/2027 (a)	3,140	2,955
VMware, Inc. 4.65%, 5/15/2027	3,130	3,021
Workday, Inc. 3.70%, 4/1/2029	5,649	5,159
		66,797
Specialty Retail — 0.5%
Asbury Automotive Group, Inc.
4.50%, 3/1/2028	3,700	3,311
4.75%, 3/1/2030	1,235	1,070
Bath & Body Works, Inc.
5.25%, 2/1/2028	769	716
7.50%, 6/15/2029	8,689	8,721
6.88%, 11/1/2035	1,805	1,593
6.75%, 7/1/2036	2,235	1,919
Gap, Inc. (The) 3.63%, 10/1/2029 (a)	5,590	4,099
Group 1 Automotive, Inc. 4.00%, 8/15/2028 (a)	4,965	4,264
Home Depot, Inc. (The)
4.95%, 9/15/2052	1,992	1,913
3.50%, 9/15/2056	5,200	3,889
Lithia Motors, Inc.
4.63%, 12/15/2027 (a)	405	368
3.88%, 6/1/2029 (a)	3,095	2,586
4.38%, 1/15/2031 (a)	1,660	1,382
Lowe's Cos., Inc.
4.25%, 4/1/2052	4,680	3,685
5.63%, 4/15/2053	7,610	7,284
SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Specialty Retail — continued
O'Reilly Automotive, Inc.
3.60%, 9/1/2027	185	174
1.75%, 3/15/2031	1,145	890
Penske Automotive Group, Inc. 3.75%, 6/15/2029	5,210	4,378
PetSmart, Inc. 4.75%, 2/15/2028 (a)	9,827	8,945
Sonic Automotive, Inc. 4.63%, 11/15/2029 (a)	3,040	2,508
SRS Distribution, Inc. 4.63%, 7/1/2028 (a)	4,720	4,130
Staples, Inc.
7.50%, 4/15/2026 (a)	6,410	5,705
10.75%, 4/15/2027 (a)	5,981	4,580
		78,110
Technology Hardware, Storage & Peripherals — 0.2%
Apple, Inc.
3.45%, 2/9/2045	2,831	2,291
3.75%, 9/12/2047	6,500	5,439
3.75%, 11/13/2047	1,000	836
2.65%, 2/8/2051	4,000	2,668
3.95%, 8/8/2052	4,845	4,127
2.85%, 8/5/2061	10,955	7,117
Dell International LLC 4.90%, 10/1/2026	1,630	1,594
Seagate HDD Cayman
4.09%, 6/1/2029	3,300	2,847
3.13%, 7/15/2029	2,205	1,773
4.13%, 1/15/2031	4,795	3,978
9.63%, 12/1/2032 (a)	785	858
		33,528
Textiles, Apparel & Luxury Goods — 0.0% ^
Hanesbrands, Inc. 4.88%, 5/15/2026 (a)	1,908	1,762
William Carter Co. (The) 5.63%, 3/15/2027 (a)	3,880	3,729
		5,491
Thrifts & Mortgage Finance — 0.4%
BPCE SA (France)
5.15%, 7/21/2024 (a)	12,810	12,610
2.38%, 1/14/2025 (a)	2,260	2,124
1.00%, 1/20/2026 (a)	2,760	2,439
3.38%, 12/2/2026	250	230
(SOFR + 2.10%), 5.97%, 1/18/2027 (a) (c)	3,190	3,186
3.50%, 10/23/2027 (a)	2,600	2,366
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Thrifts & Mortgage Finance — continued
5.13%, 1/18/2028 (a)	18,500	18,122
(SOFR + 1.31%), 2.28%, 1/20/2032 (a) (c)	2,015	1,543
(SOFR + 1.73%), 3.12%, 10/19/2032 (a) (c)	7,910	6,112
Nationstar Mortgage Holdings, Inc. 6.00%, 1/15/2027 (a)	5,610	5,161
Nationwide Building Society (United Kingdom) 1.00%, 8/28/2025 (a)	555	497
Rocket Mortgage LLC
2.88%, 10/15/2026 (a)	1,715	1,480
3.63%, 3/1/2029 (a)	2,936	2,360
3.88%, 3/1/2031 (a)	2,441	1,903
4.00%, 10/15/2033 (a)	582	430
		60,563
Tobacco — 0.5%
Altria Group, Inc.
2.45%, 2/4/2032	4,000	3,019
3.40%, 2/4/2041	9,825	6,585
3.88%, 9/16/2046	5,585	3,741
BAT Capital Corp. (United Kingdom)
3.56%, 8/15/2027	7,332	6,677
2.26%, 3/25/2028	275	230
4.39%, 8/15/2037	28,229	21,912
4.54%, 8/15/2047	4,200	3,014
Imperial Brands Finance plc (United Kingdom) 6.13%, 7/27/2027 (a)	11,900	11,995
Philip Morris International, Inc.
5.38%, 2/15/2033	9,650	9,488
4.38%, 11/15/2041	23,668	19,606
4.13%, 3/4/2043	5,000	3,948
		90,215
Trading Companies & Distributors — 0.3%
Air Lease Corp.
2.30%, 2/1/2025	1,000	933
3.25%, 3/1/2025	242	230
3.38%, 7/1/2025	3,860	3,639
2.88%, 1/15/2026	2,617	2,412
1.88%, 8/15/2026	2,345	2,047
5.85%, 12/15/2027	1,825	1,816
3.25%, 10/1/2029	1,020	869
Aviation Capital Group LLC
5.50%, 12/15/2024 (a)	562	555
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	113

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Trading Companies & Distributors — continued
4.13%, 8/1/2025 (a)	1,950	1,831
4.88%, 10/1/2025 (a)	4,200	4,002
1.95%, 1/30/2026 (a)	5,480	4,841
BOC Aviation Ltd. (China) 3.50%, 10/10/2024 (a)	370	358
Herc Holdings, Inc. 5.50%, 7/15/2027 (a)	4,870	4,587
Imola Merger Corp. 4.75%, 5/15/2029 (a)	8,116	6,903
United Rentals North America, Inc.
4.88%, 1/15/2028	5,474	5,218
4.00%, 7/15/2030	6,000	5,291
3.88%, 2/15/2031	1,308	1,119
WESCO Distribution, Inc.
7.13%, 6/15/2025 (a)	6,595	6,655
7.25%, 6/15/2028 (a)	2,300	2,331
WW Grainger, Inc. 4.60%, 6/15/2045	520	479
		56,116
Transportation Infrastructure — 0.0% ^
Sydney Airport Finance Co. Pty. Ltd. (Australia) 3.38%, 4/30/2025 (a)	1,300	1,240
Transurban Finance Co. Pty. Ltd. (Australia) 2.45%, 3/16/2031 (a)	635	502
		1,742
Water Utilities — 0.0% ^
American Water Capital Corp.
3.85%, 3/1/2024	680	669
3.45%, 6/1/2029	620	562
		1,231
Wireless Telecommunication Services — 0.2%
America Movil SAB de CV (Mexico) 4.38%, 4/22/2049	439	374
Empresa Nacional de Telecomunicaciones SA (Chile) 3.05%, 9/14/2032 (a)	2,001	1,547
Hughes Satellite Systems Corp. 6.63%, 8/1/2026	4,628	4,356
Sprint LLC 7.63%, 3/1/2026	9,902	10,283
T-Mobile USA, Inc. 3.38%, 4/15/2029	15,230	13,450
		30,010
Total Corporate Bonds (Cost $5,689,760)		4,997,805
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 17.4%
U.S. Treasury Bonds
4.50%, 8/15/2039	41,354	43,863
1.13%, 5/15/2040	99,128	62,741
4.38%, 5/15/2040	511	533
1.13%, 8/15/2040	112,399	70,789
1.38%, 11/15/2040	54,616	35,887
4.75%, 2/15/2041	86,045	94,061
2.25%, 5/15/2041	138,860	105,506
4.38%, 5/15/2041	48,988	51,163
2.75%, 11/15/2042	99,195	80,615
3.63%, 8/15/2043	12,177	11,337
3.75%, 11/15/2043	65,822	62,376
2.50%, 2/15/2045	68,997	52,710
3.00%, 5/15/2045	11,709	9,773
2.88%, 8/15/2045	62,859	51,264
3.38%, 11/15/2048	56,000	50,105
2.38%, 11/15/2049	196,111	144,617
2.00%, 2/15/2050	92,276	62,416
1.88%, 2/15/2051	31,143	20,333
2.38%, 5/15/2051	224,666	164,928
2.25%, 2/15/2052	245,558	175,085
4.00%, 11/15/2052	8,570	8,723
U.S. Treasury Inflation Indexed Bonds 3.63%, 4/15/2028	1,835	2,005
U.S. Treasury Notes
2.00%, 8/15/2025 (l)	11,953	11,232
1.63%, 5/15/2026	10,909	9,996
1.13%, 10/31/2026 (l)	227,398	202,562
0.50%, 5/31/2027	69,302	59,213
0.50%, 8/31/2027	188,890	160,217
3.13%, 8/31/2027	10,585	10,102
1.25%, 3/31/2028	4,705	4,080
1.25%, 4/30/2028	7,460	6,455
1.25%, 9/30/2028	292,742	250,763
1.38%, 11/15/2031	92,789	75,532
1.88%, 2/15/2032	105,839	89,661
2.75%, 8/15/2032	162,549	147,716
4.13%, 11/15/2032	119,701	121,609
U.S. Treasury STRIPS Bonds
2.26%, 8/15/2023 (m)	15	15
2.58%, 5/15/2032 (m)	98,914	68,166
1.80%, 8/15/2032 (m)	26,503	18,056
2.15%, 5/15/2033 (m)	151,898	100,142
4.74%, 11/15/2033 (m)	31,069	20,053
4.02%, 8/15/2039 (m)	36,140	18,153
SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — continued
3.07%, 8/15/2040 (m)	38,198	18,441
3.01%, 8/15/2041 (m)	133,282	61,576
3.84%, 2/15/2042 (m)	10,721	4,840
3.50%, 5/15/2042 (m)	19,049	8,504
3.64%, 11/15/2042 (m)	7,855	3,429
2.32%, 11/15/2043 (m)	25,730	10,802
Total U.S. Treasury Obligations (Cost $3,432,489)		2,842,145
Mortgage-Backed Securities — 16.3%
FHLMC
Pool # 1G1861, ARM, 2.54%, 3/1/2036 (j)	22	22
Pool # 1J1380, ARM, 4.39%, 3/1/2036 (j)	10	10
Pool # 1J1393, ARM, 3.82%, 10/1/2036 (j)	24	24
Pool # 1Q0476, ARM, 4.04%, 10/1/2037 (j)	59	58
FHLMC Gold Pools, 15 Year
Pool # G13385, 5.50%, 11/1/2023	1	1
Pool # G13603, 5.50%, 2/1/2024	—	—
Pool # G13805, 5.50%, 12/1/2024	1	1
Pool # G14252, 5.50%, 12/1/2024	1	1
Pool # J14494, 4.00%, 2/1/2026	176	172
FHLMC Gold Pools, 20 Year
Pool # C91025, 7.00%, 1/1/2027	27	27
Pool # G30591, 6.00%, 2/1/2028	186	188
Pool # D98914, 4.00%, 1/1/2032	1,694	1,626
Pool # G31099, 4.00%, 1/1/2038	7,421	7,245
FHLMC Gold Pools, 30 Year
Pool # C80091, 6.50%, 1/1/2024	2	3
Pool # C80161, 7.50%, 6/1/2024	—	—
Pool # G00271, 7.00%, 9/1/2024	1	1
Pool # C80245, 7.50%, 10/1/2024	1	1
Pool # G00278, 7.00%, 11/1/2024	2	2
Pool # C00496, 7.50%, 2/1/2027	—	—
Pool # D81734, 7.00%, 8/1/2027	8	8
Pool # G00747, 8.00%, 8/1/2027	13	13
Pool # D86005, 7.00%, 2/1/2028	2	2
Pool # G02210, 7.00%, 12/1/2028	24	24
Pool # C21930, 6.00%, 2/1/2029	5	5
Pool # C00785, 6.50%, 6/1/2029	6	7
Pool # A27201, 6.50%, 3/1/2032	40	41
Pool # A13067, 4.00%, 9/1/2033	18	18
Pool # G60154, 5.00%, 2/1/2034	6,923	6,984
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # G60214, 5.00%, 7/1/2035	6,688	6,747
Pool # C02641, 7.00%, 10/1/2036	21	21
Pool # C02660, 6.50%, 11/1/2036	37	39
Pool # G06172, 5.50%, 12/1/2038	727	748
Pool # G06576, 5.00%, 9/1/2040	3,213	3,241
Pool # A96733, 4.50%, 2/1/2041	6,091	6,054
Pool # G06493, 4.50%, 5/1/2041	270	268
Pool # G61864, 5.50%, 6/1/2041	2,940	3,024
Pool # Q05956, 4.50%, 2/1/2042	805	799
Pool # Q11285, 3.50%, 9/1/2042	2,439	2,289
Pool # Q12174, 3.50%, 10/1/2042	2,683	2,519
Pool # G07239, 3.00%, 12/1/2042	2,712	2,457
Pool # Q13796, 3.50%, 12/1/2042	3,872	3,634
Pool # Q15767, 3.00%, 2/1/2043	2,198	1,992
Pool # Q33869, 4.00%, 6/1/2045	1,925	1,828
Pool # G61462, 4.00%, 7/1/2045	10,010	9,635
Pool # Q37784, 3.50%, 12/1/2045	1,825	1,698
Pool # Q39092, 4.00%, 2/1/2046	2,737	2,632
Pool # Q39412, 3.50%, 3/1/2046	825	770
Pool # Q40797, 3.50%, 5/1/2046	3,348	3,108
Pool # Q40922, 3.50%, 6/1/2046	1,054	979
Pool # Q41602, 3.50%, 7/1/2046	614	570
Pool # Q42079, 3.50%, 7/1/2046	572	531
Pool # Q42657, 3.50%, 8/1/2046	4,951	4,597
Pool # Q42656, 4.00%, 8/1/2046	468	449
Pool # Q43241, 3.50%, 9/1/2046	4,230	3,926
Pool # Q43237, 4.00%, 9/1/2046	907	868
Pool # G61565, 4.50%, 4/1/2048	14,859	14,807
Pool # Z40179, 4.00%, 7/1/2048	5,883	5,621
FHLMC Gold Pools, Other
Pool # G20027, 10.00%, 10/1/2030	1	1
Pool # B90491, 7.50%, 1/1/2032	95	97
Pool # U89009, 3.50%, 9/1/2032	307	293
Pool # WN1179, 3.85%, 9/1/2032	17,400	16,606
Pool # U80074, 3.50%, 10/1/2032	1,047	1,000
Pool # WA3237, 3.55%, 11/1/2032	15,215	14,190
Pool # WN1167, 4.17%, 10/1/2034	20,000	19,365
Pool # G20028, 7.50%, 12/1/2036	123	125
Pool # U90690, 3.50%, 6/1/2042	1,017	948
Pool # U90975, 4.00%, 6/1/2042	242	233
Pool # U90230, 4.50%, 9/1/2042	910	897
Pool # U90281, 4.00%, 10/1/2042	539	522
Pool # U92021, 5.00%, 9/1/2043	868	866
Pool # U99076, 4.50%, 12/1/2043	2,501	2,480
Pool # U99084, 4.50%, 2/1/2044	1,823	1,808
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	115

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # U92996, 3.50%, 6/1/2045	196	183
Pool # U93026, 3.50%, 7/1/2045	512	477
Pool # U99134, 4.00%, 1/1/2046	2,689	2,575
Pool # U93155, 3.50%, 5/1/2046	569	530
Pool # U93158, 3.50%, 6/1/2046	329	306
Pool # U93167, 3.50%, 7/1/2046	570	530
Pool # U93172, 3.50%, 7/1/2046	1,029	959
FHLMC UMBS, 30 Year
Pool # RA2008, 4.00%, 1/1/2050	8,396	7,997
Pool # RA6459, 2.50%, 12/1/2051	14,382	12,197
Pool # RA7192, 3.50%, 4/1/2052	24,474	22,291
Pool # SD1293, 4.50%, 7/1/2052 (h)	22,483	21,695
Pool # SD1303, 4.50%, 7/1/2052	13,744	13,267
Pool # SD1794, 4.50%, 8/1/2052	18,696	18,046
Pool # QF3378, 5.00%, 11/1/2052 (h)	13,608	13,441
Pool # QF3433, 5.00%, 11/1/2052 (h)	17,403	17,213
Pool # QF5369, 5.00%, 12/1/2052 (h)	17,956	17,721
FNMA
Pool # 766610, ARM, 3.97%, 1/1/2034 (j)	20	20
Pool # 823660, ARM, 3.15%, 5/1/2035 (j)	53	52
Pool # 910181, ARM, 3.66%, 3/1/2037 (j)	20	20
Pool # 888304, ARM, 1.81%, 4/1/2037 (j)	1	1
Pool # 888750, ARM, 3.31%, 4/1/2037 (j)	26	25
Pool # 948208, ARM, 5.29%, 7/1/2037 (j)	20	20
FNMA UMBS, 15 Year
Pool # 890231, 5.00%, 7/1/2025	41	41
Pool # CA4723, 3.50%, 11/1/2034	5,699	5,469
FNMA UMBS, 20 Year
Pool # MA0602, 3.50%, 12/1/2030	101	97
Pool # BM3254, 4.00%, 1/1/2038	5,872	5,740
Pool # BM3566, 4.00%, 2/1/2038	6,245	6,090
Pool # CA1234, 4.00%, 2/1/2038	2,223	2,167
Pool # CA1238, 4.00%, 2/1/2038	2,286	2,234
Pool # FS0795, 3.00%, 1/1/2042	13,961	12,619
FNMA UMBS, 30 Year
Pool # 250228, 9.00%, 4/1/2025	—	—
Pool # 328066, 8.50%, 10/1/2025	—	—
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # 313692, 8.50%, 12/1/2025	—	—
Pool # 250854, 7.50%, 3/1/2027	—	—
Pool # 251569, 7.00%, 3/1/2028	—	—
Pool # 420165, 6.50%, 4/1/2028	18	18
Pool # 455598, 5.50%, 12/1/2028	6	6
Pool # 252570, 6.50%, 7/1/2029	8	8
Pool # 517679, 6.50%, 7/1/2029	27	27
Pool # 323866, 6.50%, 8/1/2029	7	7
Pool # 995656, 7.00%, 6/1/2033	84	87
Pool # AL6168, 5.00%, 9/1/2033	3,186	3,210
Pool # 725229, 6.00%, 3/1/2034	547	564
Pool # AA0918, 5.50%, 9/1/2034	101	103
Pool # 735503, 6.00%, 4/1/2035	54	56
Pool # 745948, 6.50%, 10/1/2036	8	8
Pool # AL0379, 8.00%, 12/1/2036	574	598
Pool # 995149, 6.50%, 10/1/2038	25	26
Pool # 995504, 7.50%, 11/1/2038	33	35
Pool # AC3237, 5.00%, 10/1/2039	310	313
Pool # AC4467, 4.50%, 12/1/2039	632	627
Pool # AE1526, 4.50%, 9/1/2040	870	864
Pool # AE3095, 4.50%, 9/1/2040	647	642
Pool # AE0681, 4.50%, 12/1/2040	2,455	2,437
Pool # AL0038, 5.00%, 2/1/2041	2,461	2,480
Pool # AX5292, 5.00%, 1/1/2042	11,549	11,651
Pool # BM1065, 5.50%, 2/1/2042	4,340	4,458
Pool # AL2059, 4.00%, 6/1/2042	8,722	8,562
Pool # AB7575, 3.00%, 1/1/2043	1,848	1,672
Pool # AR6380, 3.00%, 2/1/2043	2,641	2,390
Pool # 890564, 3.00%, 6/1/2043	3,475	3,145
Pool # AT5907, 4.00%, 6/1/2043	5,228	5,132
Pool # AS0214, 3.50%, 8/1/2043	5,801	5,442
Pool # AL6848, 5.00%, 6/1/2044	947	954
Pool # BA2343, 4.00%, 9/1/2045	2,283	2,190
Pool # BA1210, 3.50%, 5/1/2046	781	724
Pool # BA7485, 3.50%, 6/1/2046	560	519
Pool # BC2969, 3.50%, 6/1/2046	445	412
Pool # BD1371, 3.50%, 6/1/2046	428	396
Pool # BA7492, 4.00%, 6/1/2046	636	611
Pool # BC9368, 4.00%, 6/1/2046	2,680	2,568
Pool # BD1372, 4.00%, 6/1/2046	1,167	1,117
Pool # BD2956, 3.50%, 7/1/2046	4,813	4,461
Pool # BD5456, 3.50%, 8/1/2046	1,724	1,598
Pool # BM1169, 4.00%, 9/1/2046	9,190	9,017
Pool # BE0280, 3.50%, 10/1/2046	1,552	1,440
Pool # AS8335, 4.50%, 11/1/2046	4,334	4,257
SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # BM1906, 4.00%, 5/1/2047	5,910	5,766
Pool # AS9811, 5.00%, 6/1/2047	1,828	1,829
Pool # BH7565, 4.00%, 8/1/2047	9,633	9,206
Pool # BM3500, 4.00%, 9/1/2047	4,437	4,317
Pool # CA0346, 4.50%, 9/1/2047	6,319	6,203
Pool # BH6687, 4.00%, 11/1/2047	1,057	1,009
Pool # BM3044, 4.00%, 11/1/2047	3,727	3,573
Pool # BE8347, 4.00%, 12/1/2047	717	684
Pool # BJ5254, 4.00%, 12/1/2047	4,173	3,983
Pool # BM3499, 4.00%, 12/1/2047	38,257	36,522
Pool # BH6689, 4.00%, 1/1/2048	845	807
Pool # BJ7311, 4.00%, 1/1/2048	18,767	17,918
Pool # BJ8238, 4.00%, 1/1/2048	6,423	6,134
Pool # BJ8265, 4.00%, 1/1/2048	4,036	3,852
Pool # BK1008, 4.00%, 1/1/2048	1,530	1,461
Pool # BJ4617, 4.00%, 2/1/2048	3,919	3,823
Pool # BJ5772, 4.00%, 2/1/2048	4,559	4,323
Pool # BK1581, 4.00%, 2/1/2048	758	727
Pool # FM0035, 3.50%, 3/1/2048	6,556	6,067
Pool # BJ5803, 4.00%, 3/1/2048	3,337	3,165
Pool # BK1963, 4.00%, 3/1/2048	2,594	2,531
Pool # BM3665, 4.00%, 3/1/2048	15,479	14,920
Pool # BJ5789, 4.50%, 3/1/2048	937	910
Pool # BE2789, 4.00%, 4/1/2048	1,150	1,091
Pool # CA1710, 4.50%, 5/1/2048	3,105	3,039
Pool # BK5943, 5.00%, 6/1/2048	761	767
Pool # BK4130, 4.50%, 7/1/2048	144	141
Pool # BK6562, 4.50%, 7/1/2048	1,328	1,300
Pool # BK6589, 4.50%, 7/1/2048	1,241	1,207
Pool # BN0133, 4.00%, 8/1/2048	1,990	1,899
Pool # BK9292, 5.00%, 8/1/2048	2,578	2,600
Pool # CA4662, 3.50%, 9/1/2048	5,784	5,369
Pool # BN1312, 4.00%, 9/1/2048	7,283	6,948
Pool # 890863, 5.00%, 9/1/2048	15,634	16,119
Pool # BN0234, 5.00%, 9/1/2048	1,766	1,780
Pool # MA3496, 4.50%, 10/1/2048	2,019	1,979
Pool # BN0861, 5.00%, 10/1/2048	1,264	1,279
Pool # BK9556, 4.00%, 12/1/2048	2,956	2,816
Pool # BK1176, 5.00%, 1/1/2049	1,412	1,407
Pool # BK8748, 4.50%, 5/1/2049	5,611	5,470
Pool # BO2428, 3.50%, 7/1/2049	3,344	3,076
Pool # BO0592, 4.00%, 7/1/2049	788	753
Pool # CA5702, 2.50%, 5/1/2050	26,398	22,581
Pool # BP6439, 2.50%, 7/1/2050	46,246	39,294
Pool # CA6361, 2.50%, 7/1/2050	25,619	22,081
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # CB1901, 2.50%, 10/1/2051	22,627	19,445
Pool # CB2637, 2.50%, 1/1/2052	31,184	26,501
Pool # FS0196, 2.50%, 1/1/2052	32,806	27,827
Pool # CB2670, 3.00%, 1/1/2052	28,096	24,737
Pool # FS1954, 3.00%, 3/1/2052	30,425	27,196
Pool # FS1255, 4.00%, 4/1/2052	10,547	10,107
Pool # FS3536, 4.50%, 8/1/2052 (h)	23,937	23,117
Pool # FS2588, 4.50%, 8/1/2052	50,157	48,444
Pool # FS3829, 4.50%, 9/1/2052	6,264	6,050
Pool # BX0098, 5.00%, 10/1/2052 (h)	14,016	13,863
Pool # FS3428, 4.00%, 12/1/2052	28,144	26,572
FNMA, 30 Year Pool # CA2171, 4.00%, 8/1/2048	12,240	11,459
FNMA, Other
Pool # AL3876, 2.40%, 6/1/2023 (j)	495	491
Pool # AN1302, 2.93%, 1/1/2025	3,840	3,689
Pool # AM8702, 2.73%, 4/1/2025	18,325	17,472
Pool # AM8674, 2.81%, 4/1/2025	18,640	17,802
Pool # AM8691, 2.64%, 6/1/2025	18,777	17,824
Pool # AM9942, 3.09%, 10/1/2025	11,000	10,516
Pool # AN0707, 3.13%, 2/1/2026	8,156	7,786
Pool # AN1222, 2.78%, 4/1/2026	7,000	6,596
Pool # AN1413, 2.49%, 5/1/2026	9,334	8,714
Pool # AN1503, 2.62%, 5/1/2026	5,271	4,947
Pool # AN1221, 2.81%, 5/1/2026	4,000	3,769
Pool # AN1497, 2.61%, 6/1/2026	10,122	9,465
Pool # AN2689, 2.20%, 10/1/2026	5,976	5,499
Pool # AN4000, 3.00%, 12/1/2026	2,222	2,094
Pool # AL6937, 3.80%, 12/1/2026 (j)	2,137	2,073
Pool # AN4917, 3.13%, 3/1/2027	13,487	12,734
Pool # BL3525, 2.60%, 9/1/2027	11,114	10,238
Pool # BL0497, 3.84%, 10/1/2027	4,679	4,534
Pool # AN1449, 2.97%, 4/1/2028	6,300	5,858
Pool # AN2005, 2.73%, 7/1/2028	10,123	9,220
Pool # 387807, 3.55%, 8/1/2028	11,451	10,888
Pool # AN3685, 2.69%, 12/1/2028	15,076	13,642
Pool # AN4004, 3.27%, 12/1/2028	8,597	8,045
Pool # BL1040, 3.81%, 12/1/2028	16,000	15,380
Pool # BL0907, 3.88%, 12/1/2028	290	280
Pool # AN4154, 3.17%, 1/1/2029	16,836	15,621
Pool # AN4349, 3.35%, 1/1/2029	8,596	8,068
Pool # AN4344, 3.37%, 1/1/2029	16,291	15,331
Pool # AN1872, 2.90%, 5/1/2029	3,564	3,254
Pool # AN5677, 3.25%, 6/1/2029	9,239	8,614
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	117

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # BL3509, 2.66%, 8/1/2029	22,452	20,158
Pool # BL3491, 2.84%, 8/1/2029	15,900	14,300
Pool # BS5424, 3.42%, 5/1/2030	13,308	12,424
Pool # 387883, 3.78%, 8/1/2030	16,369	15,635
Pool # AN9293, 3.71%, 9/1/2030	25,065	23,810
Pool # BS5171, 2.51%, 10/1/2030	25,195	21,966
Pool # AN1676, 2.99%, 5/1/2031	3,549	3,205
Pool # AN1953, 3.01%, 6/1/2031	1,801	1,637
Pool # AN2308, 2.87%, 8/1/2031	8,220	7,422
Pool # AN2625, 2.50%, 10/1/2031	11,613	10,097
Pool # BL3368, 2.84%, 11/1/2031	4,475	3,952
Pool # BS4654, 2.39%, 3/1/2032	7,965	6,813
Pool # BL6367, 1.82%, 4/1/2032	36,000	29,479
Pool # BL6302, 2.07%, 5/1/2032	15,158	12,473
Pool # BS5452, 3.09%, 5/1/2032	23,719	21,360
Pool # AO7654, 3.50%, 5/1/2032	1,065	1,015
Pool # AO5230, 3.50%, 6/1/2032	703	670
Pool # AO7057, 3.50%, 6/1/2032	485	462
Pool # AO7746, 3.50%, 6/1/2032	106	101
Pool # AO8038, 3.50%, 7/1/2032	1,039	991
Pool # AP0645, 3.50%, 7/1/2032	1,614	1,539
Pool # AP0682, 3.50%, 7/1/2032	1,360	1,297
Pool # AP1314, 3.50%, 8/1/2032	1,537	1,465
Pool # AQ1534, 3.50%, 10/1/2032	464	443
Pool # AQ1607, 3.50%, 11/1/2032	350	334
Pool # BS7320, 4.88%, 12/1/2032	8,000	8,240
Pool # 650236, 5.00%, 12/1/2032	9	9
Pool # BS7496, 4.33%, 1/1/2033	25,000	24,907
Pool # BS7484, 4.56%, 1/1/2033	49,647	50,322
Pool # BS7843, 3.90%, 2/1/2033	19,130	18,410
Pool # BS7850, 4.21%, 2/1/2033	32,000	31,544
Pool # BS7675, 4.42%, 2/1/2033	13,116	13,154
Pool # AR7961, 3.50%, 3/1/2033	420	399
Pool # BS1636, 2.25%, 4/1/2033	43,500	36,215
Pool # BL3453, 3.16%, 8/1/2033	14,690	13,149
Pool # BS3020, 1.96%, 9/1/2033	8,500	6,714
Pool # BS4824, 2.50%, 2/1/2034	25,370	21,013
Pool # BS5184, 2.67%, 4/1/2034	20,000	16,733
Pool # BS6427, 3.75%, 9/1/2034	13,307	12,409
Pool # 868763, 6.50%, 4/1/2036	5	5
Pool # 886320, 6.50%, 7/1/2036	14	14
Pool # BS2829, 2.14%, 8/1/2036	12,713	9,952
Pool # AO6757, 4.00%, 6/1/2042	1,723	1,652
Pool # MA1125, 4.00%, 7/1/2042	1,066	1,023
Pool # MA1213, 3.50%, 10/1/2042	4,789	4,459
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # MA1283, 3.50%, 12/1/2042	731	681
Pool # MA1328, 3.50%, 1/1/2043	2,547	2,372
Pool # MA1404, 3.50%, 4/1/2043	1,372	1,278
Pool # MA1462, 3.50%, 6/1/2043	707	658
Pool # MA1463, 3.50%, 6/1/2043	1,943	1,810
Pool # MA1510, 4.00%, 7/1/2043	1,512	1,447
Pool # MA1546, 3.50%, 8/1/2043	3,092	2,879
Pool # AU8840, 4.50%, 11/1/2043	974	957
Pool # AV2613, 4.50%, 11/1/2043	1,949	1,916
Pool # MA1711, 4.50%, 12/1/2043	1,476	1,450
Pool # AL6167, 3.50%, 1/1/2044	10,779	10,036
Pool # MA2346, 3.50%, 6/1/2045	332	309
Pool # MA2462, 4.00%, 11/1/2045	2,427	2,323
Pool # MA2482, 4.00%, 12/1/2045	2,750	2,627
Pool # MA2519, 4.00%, 1/1/2046	2,503	2,396
Pool # BC0784, 3.50%, 4/1/2046	433	403
Pool # MA2593, 4.00%, 4/1/2046	6,190	5,926
Pool # MA2631, 4.00%, 5/1/2046	6,375	6,101
Pool # MA2658, 3.50%, 6/1/2046	2,341	2,179
Pool # MA2690, 3.50%, 7/1/2046	4,330	4,031
Pool # BF0090, 3.50%, 5/1/2056	22,602	20,739
Pool # BF0131, 3.50%, 8/1/2056	29,923	27,434
Pool # BM6734, 4.00%, 8/1/2059	13,099	12,465
Pool # BM7075, 3.00%, 3/1/2061	14,254	12,347
Pool # BF0617, 2.50%, 3/1/2062	25,323	20,957
Pool # BF0654, 3.00%, 6/1/2062	24,861	21,535
Pool # BF0655, 3.50%, 6/1/2062 (h)	19,904	18,006
FNMA/FHLMC UMBS, Single Family, 30 Year
TBA, 3.50%, 3/25/2053 (h)	125,000	113,779
TBA, 4.00%, 3/25/2053 (h)	86,145	80,855
TBA, 4.50%, 3/25/2053 (h)	85,000	81,892
GNMA I, 15 Year Pool # 782933, 6.50%, 10/15/2023	—	—
GNMA I, 30 Year
Pool # 380930, 7.00%, 4/15/2024	—	—
Pool # 430999, 7.50%, 7/15/2026	—	—
Pool # 780481, 7.00%, 12/15/2026	1	1
Pool # 460982, 7.00%, 11/15/2027	1	1
Pool # 460759, 6.50%, 2/15/2028	17	17
Pool # 781118, 6.50%, 10/15/2029	17	17
Pool # 783867, 6.00%, 8/15/2036	1,831	1,915
Pool # AS4934, 4.50%, 5/15/2046	711	700
Pool # AT7538, 4.00%, 7/15/2046	3,747	3,624
Pool # AT7652, 4.00%, 8/15/2046	2,411	2,332
SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # BM1819, 5.00%, 4/15/2049	3,006	3,086
GNMA II
Pool # CK2783, ARM, 6.34%, 2/20/2072 (j)	34,814	36,642
Pool # CL4592, ARM, 6.20%, 3/20/2072 (j)	20,176	21,069
Pool # CK2802, ARM, 6.31%, 3/20/2072 (j)	18,279	19,222
Pool # CK2795, ARM, 6.34%, 3/20/2072 (j)	42,970	45,260
Pool # CM9946, ARM, 6.37%, 3/20/2072 (j)	12,074	12,713
Pool # CK2792, ARM, 6.38%, 3/20/2072 (j)	28,143	29,706
Pool # CL8122, ARM, 6.38%, 3/20/2072 (j)	30,983	32,712
Pool # CM9934, ARM, 6.39%, 3/20/2072 (j)	14,539	15,319
Pool # CK2804, ARM, 6.33%, 4/20/2072 (j)	31,707	33,391
Pool # BL8377, ARM, 6.37%, 4/20/2072 (j)	19,806	20,936
GNMA II, 30 Year
Pool # 2056, 7.50%, 8/20/2025	1	1
Pool # 2270, 8.00%, 8/20/2026	1	1
Pool # 2285, 8.00%, 9/20/2026	9	10
Pool # 2379, 8.00%, 2/20/2027	1	1
Pool # 2397, 8.00%, 3/20/2027	—	—
Pool # 2445, 8.00%, 6/20/2027	4	4
Pool # 2457, 7.50%, 7/20/2027	12	12
Pool # 2538, 8.00%, 1/20/2028	1	1
Pool # 2581, 8.00%, 4/20/2028	—	—
Pool # 2619, 8.00%, 7/20/2028	1	1
Pool # 2633, 8.00%, 8/20/2028	—	—
Pool # 2714, 6.50%, 2/20/2029	2	2
Pool # 4901, 8.00%, 9/20/2031	165	170
Pool # 5020, 7.50%, 5/20/2032	91	93
Pool # 738210, 7.00%, 6/20/2032	153	154
Pool # 738062, 6.00%, 11/20/2032	215	219
Pool # 738059, 6.00%, 10/20/2033	110	112
Pool # 738049, 6.00%, 3/20/2035	130	132
Pool # 737987, 6.00%, 4/20/2036	113	115
Pool # 737975, 6.00%, 9/20/2036	17	18
Pool # 5034, 7.00%, 8/20/2038	38	39
Pool # 4245, 6.00%, 9/20/2038	49	52
Pool # 4930, 7.00%, 10/20/2038	210	219
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # 4964, 7.00%, 12/20/2038	36	36
Pool # 4872, 7.00%, 1/20/2039	251	256
Pool # 5072, 6.50%, 10/20/2039	54	56
Pool # 5218, 6.50%, 10/20/2039	113	120
Pool # AS8103, 3.50%, 6/20/2046	1,486	1,386
Pool # AS8104, 3.75%, 6/20/2046	1,473	1,392
Pool # AS8105, 4.00%, 6/20/2046	970	935
Pool # AS8106, 3.50%, 7/20/2046	1,985	1,849
Pool # AS8107, 3.75%, 7/20/2046	2,387	2,256
Pool # AY0571, 4.50%, 11/20/2047	3,751	3,648
Pool # BB8791, 4.00%, 12/20/2047	3,996	3,789
Pool # BD6195, 4.00%, 1/20/2048	3,819	3,610
Pool # BE9507, 4.50%, 3/20/2048	2,170	2,132
Pool # BG2382, 4.50%, 3/20/2048	1,785	1,742
Pool # BA7568, 4.50%, 4/20/2048	4,785	4,676
Pool # BD0512, 5.00%, 4/20/2048	2,681	2,671
Pool # BD0532, 5.00%, 6/20/2048	3,560	3,546
Pool # BG3833, 4.50%, 7/20/2048	8,345	8,155
Pool # BD0549, 5.00%, 8/20/2048	3,610	3,596
Pool # BH9109, 4.50%, 10/20/2048	4,232	4,116
Pool # BJ7085, 5.00%, 12/20/2048	2,799	2,849
Pool # BK7188, 4.50%, 2/20/2049	2,901	2,848
Pool # BK7189, 5.00%, 2/20/2049	3,085	3,109
Pool # BN2622, 4.00%, 6/20/2049	8,378	8,051
Pool # BM9677, 4.50%, 6/20/2049	5,538	5,472
Pool # BM9683, 5.00%, 6/20/2049	5,283	5,349
Pool # BJ1310, 4.50%, 7/20/2049	5,022	5,020
Pool # BO2717, 4.50%, 7/20/2049	6,003	6,040
Pool # BO3146, 4.50%, 7/20/2049	3,335	3,286
Pool # BO3147, 4.50%, 7/20/2049	3,689	3,594
Pool # BO3157, 4.50%, 7/20/2049	2,951	2,912
Pool # BO3158, 4.50%, 7/20/2049	2,207	2,175
Pool # BO3159, 4.50%, 7/20/2049	695	675
Pool # BM9690, 5.00%, 7/20/2049	1,389	1,408
Pool # BM9701, 4.50%, 8/20/2049	10,309	10,004
Pool # MA7534, 2.50%, 8/20/2051	35,781	31,022
Pool # 786362, 3.00%, 2/20/2052	11,748	10,214
Pool # CL5064, 3.50%, 3/20/2052	15,455	14,208
Pool # CL5137, 4.00%, 4/20/2052	9,851	9,360
Pool # MA8200, 4.00%, 8/20/2052	29,032	27,440
Total Mortgage-Backed Securities (Cost $2,828,852)		2,669,290
Asset-Backed Securities — 16.1%
ACC, 0.25%, 6/15/2023 ‡	24,890	23,024
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	119

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
ACC Trust
Series 2021-1, Class C, 2.08%, 12/20/2024 (a)	9,100	8,957
Series 2022-1, Class C, 3.24%, 10/20/2025 (a)	10,374	9,988
Series 2021-1, Class D, 5.25%, 3/22/2027 (a)	7,800	7,526
Accelerated Assets LLC Series 2018-1, Class C, 6.65%, 12/2/2033 (a)	1,538	1,490
Accelerated LLC Series 2021-1H, Class D, 3.58%, 10/20/2040 (a)	5,620	4,949
ACRE Commercial Mortgage Ltd.
Series 2021-FL4, Class B, 5.99%, 12/18/2037 (a) (j)	1,570	1,521
Series 2021-FL4, Class C, 6.34%, 12/18/2037 (a) (j)	9,000	8,713
Air Canada Pass-Through Trust (Canada)
Series 2013-1, Class A, 4.13%, 5/15/2025 (a)	3,502	3,321
Series 2017-1, Class B, 3.70%, 1/15/2026 (a)	2,238	2,082
Series 2015-1, Class A, 3.60%, 3/15/2027 (a)	2,790	2,578
Series 2015-2, Class AA, 3.75%, 12/15/2027 (a)	755	688
Series 2017-1, Class AA, 3.30%, 1/15/2030 (a)	7,245	6,210
Series 2017-1, Class A, 3.55%, 1/15/2030 (a)	925	796
Amden Homes Sf Frn, 7.00%, 4/15/2026 ‡ (a)	18,516	18,330
American Airlines Pass-Through Trust
Series 2015-2, Class A, 4.00%, 9/22/2027	2,076	1,834
Series 2016-2, Class AA, 3.20%, 6/15/2028	720	642
Series 2016-3, Class AA, 3.00%, 10/15/2028	978	866
American Credit Acceptance Receivables Trust
Series 2020-2, Class C, 3.88%, 4/13/2026 (a)	439	438
Series 2022-2, Class E, 6.57%, 6/13/2028 (a)	11,200	9,761
American Homes 4 Rent Trust
Series 2014-SFR3, Class D, 5.04%, 12/17/2036 (a)	5,000	4,880
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2014-SFR3, Class E, 6.42%, 12/17/2036 (a)	17,745	17,536
Series 2015-SFR1, Class E, 5.64%, 4/17/2052 (a)	1,250	1,229
Series 2015-SFR2, Class D, 5.04%, 10/17/2052 (a)	2,250	2,169
Series 2015-SFR2, Class E, 6.07%, 10/17/2052 (a)	18,630	18,305
American Tower Trust #1, 3.07%, 3/15/2023 (a)	3,135	3,131
AMSR Trust
Series 2020-SFR1, Class E, 3.22%, 4/17/2037 (a)	30,000	27,693
Series 2020-SFR1, Class H, 5.30%, 4/17/2037 (a)	6,000	5,566
Series 2020-SFR2, Class G, 4.00%, 7/17/2037 (a)	5,500	5,022
Series 2020-SFR2, Class E2, 4.28%, 7/17/2037 (a)	16,035	15,099
Series 2020-SFR2, Class H, 5.25%, 7/17/2037 (a)	19,747	18,128
Series 2020-SFR3, Class F, 3.55%, 9/17/2037 (a)	12,179	10,995
Series 2020-SFR4, Class E2, 2.46%, 11/17/2037 (a)	23,000	20,281
Series 2020-SFR4, Class F, 2.86%, 11/17/2037 (a)	20,000	17,651
Series 2020-SFR5, Class H, 5.00%, 11/17/2037 (a)	2,365	2,154
Series 2021-SFR2, Class F1, 3.28%, 8/17/2038 (a)	13,000	11,211
Series 2021-SFR3, Class E2, 2.43%, 10/17/2038 (a)	6,115	5,211
Series 2019-SFR1, Class F, 3.87%, 1/19/2039 (a)	19,690	17,477
Series 2019-SFR1, Class G, 4.86%, 1/19/2039 (a)	7,875	7,140
Series 2019-SFR1, Class H, 6.04%, 1/19/2039 (a)	7,875	7,265
Series 2022-SFR1, Class F, 6.02%, 3/17/2039 (a)	12,750	11,559
Series 2023-SFR1, Class F, 4.00%, 4/17/2040 (h)	13,500	10,617
Aqua Finance Trust
Series 2017-A, Class A, 3.72%, 11/15/2035 (a)	995	981
Series 2019-A, Class B, 3.47%, 7/16/2040 (a)	18,324	16,952
SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2020-AA, Class C, 3.97%, 7/17/2046 (a)	4,250	3,598
Series 2020-AA, Class D, 7.15%, 7/17/2046 (a)	3,840	3,225
AREIT Trust
Series 2021-CRE5, Class C, 6.85%, 11/17/2038 ‡ (a) (j)	5,000	4,708
Series 2021-CRE5, Class D, 7.25%, 11/17/2038 ‡ (a) (j)	9,000	8,438
BankBoston Home Equity Loan Trust Series 1998-1, Class A6, 6.35%, 7/25/2028	—	—
Bear Stearns Asset-Backed Securities Trust Series 2003-SD2, Class 2A, 4.03%, 6/25/2043 (j)	126	111
British Airways Pass-Through Trust (United Kingdom)
Series 2013-1, Class A, 4.63%, 6/20/2024 (a)	925	908
Series 2019-1, Class A, 3.35%, 6/15/2029 (a)	1,135	980
Series 2018-1, Class AA, 3.80%, 9/20/2031 (a)	571	516
Series 2018-1, Class A, 4.13%, 9/20/2031 (a)	1,706	1,471
Series 2019-1, Class AA, 3.30%, 12/15/2032 (a)	503	433
Business Jet Securities LLC
Series 2020-1A, Class B, 3.97%, 11/15/2035 ‡ (a)	6,100	5,597
Series 2020-1A, Class C, 7.14%, 11/15/2035 ‡ (a)	3,361	3,126
Series 2021-1A, Class A, 2.16%, 4/15/2036 ‡ (a)	7,367	6,615
Series 2021-1A, Class C, 5.07%, 4/15/2036 ‡ (a)	5,437	4,730
Series 2022-1A, Class C, 6.41%, 6/15/2037 ‡ (a)	20,749	19,138
BXG Receivables Note Trust Series 2018-A, Class C, 4.44%, 2/2/2034 (a)	1,404	1,298
Caerus Uinta Abs I LLC Series 2023-1A, Class A2, 7.85%, 4/28/2040 ‡ (a)	25,000	24,688
Camden, 8.50%, 9/15/2031 ‡	11,033	10,592
Camillo Issuer LLC
Series 2016-SFR, Class 1-A-1, 5.00%, 12/5/2023 ‡	9,063	9,004
Series 2017-SFR1, Class A, 5.50%, 6/5/2027 ‡ (a)	20,328	20,094
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2018-SFR1, Class A, 5.25%, 6/5/2028 ‡ (a)	18,586	18,484
CarNow Auto Receivables Trust Series 2022-1A, Class E, 8.29%, 8/15/2028 (a)	12,000	11,276
Cars Net Lease Mortgage Notes Series 2020-1A, Class A3, 3.10%, 12/15/2050 (a)	5,737	4,983
CARS-DB4 LP
Series 2020-1A, Class A6, 3.81%, 2/15/2050 (a)	4,709	3,917
Series 2020-1A, Class B2, 4.52%, 2/15/2050 (a)	8,960	7,920
Series 2020-1A, Class B3, 4.95%, 2/15/2050 (a)	9,990	8,367
Carvana Auto Receivables Trust
Series 2019-1A, Class D, 3.88%, 10/15/2024 (a)	674	674
Series 2019-2A, Class E, 5.01%, 4/15/2026 (a)	9,750	9,634
Series 2019-4A, Class E, 4.70%, 10/15/2026 (a)	5,000	4,739
Series 2022-N1, Class E, 6.01%, 12/11/2028 (a)	10,286	9,296
Cascade MH Asset Trust Series 2019-MH1, Class B, 5.00%, 11/25/2044 ‡ (a) (j)	17,000	15,330
Centex Home Equity Loan Trust Series 2001-B, Class A6, 6.36%, 7/25/2032	17	16
CFIN Issuer LLC
Series 2022-RTL1, Class AA, 3.25%, 2/16/2026 ‡ (a)	18,000	17,204
Series 2022-RTL1, Class AB, 5.00%, 2/16/2026 ‡ (a)	18,000	17,640
Citibank Credit Card Issuance Trust Series 2007-A3, Class A3, 6.15%, 6/15/2039	1,372	1,502
Consumer Receivables Asset Investment Trust Series 2021-1, Class A1X, 8.51%, 12/15/2024 (a) (j)	7,847	8,004
COOF Securitization Trust Ltd. Series 2014-1, Class A, 3.02%, 6/25/2040 (a) (j)	1,922	100
CoreVest American Finance Trust
Series 2020-2, Class A, 3.38%, 5/15/2052 (a)	2,229	2,108
Series 2020-2, Class B, 4.24%, 5/15/2052 (a) (j)	8,345	7,870
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	121

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Credit Acceptance Auto Loan Trust
Series 2019-3A, Class C, 3.06%, 3/15/2029 (a)	8,007	7,998
Series 2020-1A, Class C, 2.59%, 6/15/2029 (a)	21,735	21,614
Series 2020-2A, Class C, 2.73%, 11/15/2029 (a)	4,895	4,725
Series 2021-3A, Class C, 1.63%, 9/16/2030 (a)	8,573	7,826
Series 2022-3A, Class D, 9.00%, 4/18/2033 (a)	10,000	9,836
Crown Castle Towers LLC, 3.66%, 5/15/2025 (a)	2,805	2,656
CWABS, Inc. Asset-Backed Certificates
Series 2004-1, Class M1, 5.37%, 3/25/2034 (j)	26	25
Series 2004-1, Class M2, 5.44%, 3/25/2034 (j)	21	21
Series 2004-1, Class 3A, 5.18%, 4/25/2034 (j)	297	270
CWABS, Inc. Asset-Backed Certificates Trust Series 2004-6, Class M1, 5.52%, 10/25/2034 (j)	177	172
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (a)	19,300	17,141
Delta Air Lines Pass-Through Trust
Series 2019-1, Class AA, 3.20%, 4/25/2024	6,270	6,141
Series 2015-1, Class AA, 3.63%, 7/30/2027	2,865	2,628
Diamond Resorts Owner Trust Series 2021-1A, Class D, 3.83%, 11/21/2033 (a)	4,723	4,230
Diversified Abs Phase III LLC Series 2022-1, 4.88%, 4/28/2039 ‡ (a)	39,290	35,361
Diversified Abs Phase LLC Series VI, Class A, 7.50%, 11/28/2039 ‡	23,996	23,396
Drive Auto Receivables Trust Series 2019-4, Class D, 2.70%, 2/16/2027	7,989	7,882
DT Auto Owner Trust
Series 2019-2A, Class D, 3.48%, 2/18/2025 (a)	7,829	7,802
Series 2019-4A, Class D, 2.85%, 7/15/2025 (a)	2,150	2,115
Series 2020-2A, Class C, 3.28%, 3/16/2026 (a)	3,343	3,311
Series 2020-3A, Class D, 1.84%, 6/15/2026 (a)	7,100	6,672
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-3A, Class E, 2.65%, 9/15/2028 (a)	1,475	1,257
E3 (Cayman Islands)
Series 2019-1, Class A, 3.10%, 9/20/2055 ‡ (a)	5,715	4,928
Series 2019-1, Class C, 5.00%, 9/20/2055 ‡ (a)	2,115	2,013
Elara HGV Timeshare Issuer LLC
Series 2017-A, Class A, 2.69%, 3/25/2030 (a)	4,647	4,465
Series 2019-A, Class C, 3.45%, 1/25/2034 (a)	1,489	1,364
Series 2021-A, Class D, 3.32%, 8/27/2035 (a)	2,490	2,197
Exeter Automobile Receivables Trust
Series 2018-3A, Class D, 4.35%, 6/17/2024 (a)	606	606
Series 2018-4A, Class D, 4.35%, 9/16/2024 (a)	4,876	4,865
Series 2020-2A, Class C, 3.28%, 5/15/2025 (a)	1,409	1,405
Series 2020-2A, Class D, 4.73%, 4/15/2026 (a)	3,500	3,473
Series 2020-3A, Class D, 1.73%, 7/15/2026	9,000	8,725
Series 2019-4A, Class E, 3.56%, 10/15/2026 (a)	14,185	13,707
Series 2021-4A, Class E, 4.02%, 1/17/2028 (a)	9,500	7,935
Series 2022-2A, Class E, 6.34%, 10/15/2029 (a)	33,750	28,485
Series 2022-3A, Class E, 9.09%, 1/15/2030 (a)	34,500	30,956
Series 2022-4A, Class E, 8.23%, 3/15/2030 (a)	12,000	10,814
FirstKey Homes Trust
Series 2020-SFR1, Class F1, 3.64%, 8/17/2037 (a)	3,810	3,487
Series 2020-SFR2, Class F1, 3.02%, 10/19/2037 (a)	21,830	19,570
Series 2020-SFR2, Class F2, 3.12%, 10/19/2037 (a)	19,500	17,419
Series 2021-SFR1, Class E2, 2.49%, 8/17/2038 (a)	10,000	8,486
Series 2021-SFR1, Class F1, 3.24%, 8/17/2038 (a)	10,267	8,799
Series 2022-SFR2, Class E2, 4.50%, 7/17/2039 (a)	17,022	14,526
SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Flagship Credit Auto Trust
Series 2019-2, Class C, 3.09%, 5/15/2025 (a)	1,763	1,758
Series 2019-2, Class D, 3.53%, 5/15/2025 (a)	9,500	9,288
Series 2019-2, Class E, 4.52%, 12/15/2026 (a)	5,000	4,695
Series 2022-3, Class E, 7.95%, 10/15/2029 (a)	3,500	3,090
FMC GMSR Issuer Trust
Series 2021-SAT1, 3.65%, 2/25/2024 ‡ (a) (j)	52,515	50,246
Series 2020-GT1, Class A, 4.45%, 1/25/2026 (a) (j)	15,000	13,412
Series 2021-GT1, Class B, 4.36%, 7/25/2026 (a) (j)	8,000	6,122
Series 2021-GT2, Class B, 4.44%, 10/25/2026 (a) (j)	22,603	16,910
Series 2022-GT1, Class A, 6.19%, 4/25/2027 (a)	10,000	9,053
Series 2022-GT1, Class B, 7.17%, 4/25/2027 (a)	23,100	20,306
Series 2022-GT2, Class A, 7.90%, 7/25/2027 (a)	12,750	12,206
Series 2022-GT2, Class B, 10.07%, 7/25/2027 (a)	23,000	21,152
FNMA, Grantor Trust Series 2017-T1, Class A, 2.90%, 6/25/2027	99,031	91,802
Foundation Finance Trust
Series 2020-1A, Class B, 4.62%, 7/16/2040 (a)	1,700	1,568
Series 2020-1A, Class C, 5.75%, 7/16/2040 (a)	4,650	4,228
Foursight Capital Automobile Receivables Trust
Series 2021-1, Class D, 1.32%, 3/15/2027 (a)	900	835
Series 2021-2, Class D, 1.92%, 9/15/2027 (a)	850	772
Freedom Frn Series 2021-SAVF1, 4.90%, 3/25/2023 ‡ (j)	15,960	15,721
FRTKL Series 2021-SFR1, Class F, 3.17%, 9/17/2038 (a)	4,400	3,725
FTF, 8.00%, 8/15/2024 ‡	12,853	10,925
GE Capital Mortgage Services, Inc. Trust Series 1999-HE1, Class A6, 6.70%, 4/25/2029 (j)	169	156
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

GLS Auto Receivables Issuer Trust
Series 2022-1A, Class D, 3.97%, 1/18/2028 (a)	21,175	19,718
Series 2022-1A, Class E, 5.64%, 5/15/2029 (a)	14,000	11,949
Series 2022-3A, Class E, 8.35%, 10/15/2029 (a)	5,510	5,093
Goodgreen (Cayman Islands) Series 2018-1A, Class A, 3.93%, 10/15/2053 ‡ (a) (j)	4,620	4,228
Goodgreen Trust
Series 2017-1A, Class A, 3.74%, 10/15/2052 ‡ (a)	793	722
Series 2016-1A, Class B, 5.24%, 10/15/2052 ‡ (a)	587	544
Series 2017-2A, Class A, 3.26%, 10/15/2053 ‡ (a)	5,322	4,799
Harvest SBA Loan Trust Series 2021-1, Class A, 6.51%, 4/25/2048 ‡ (a) (j)	3,128	3,074
HERO Funding (Cayman Islands)
Series 2017-3A, Class A1, 3.19%, 9/20/2048 ‡ (a)	2,404	2,183
Series 2017-3A, Class A2, 3.95%, 9/20/2048 ‡ (a)	1,980	1,835
HERO Funding II (Cayman Islands) Series 2016-4B, Class B, 4.99%, 9/20/2047 ‡ (a)	1,275	1,230
HERO Funding III (Cayman Islands) Series 2017-1A, Class A, 3.50%, 9/21/2043 ‡ (a)	2,678	2,515
HERO Funding Trust
Series 2015-3A, Class A, 4.28%, 9/20/2041 ‡ (a)	1,432	1,391
Series 2016-3A, Class A1, 3.08%, 9/20/2042 ‡ (a)	629	580
Series 2017-1A, Class A2, 4.46%, 9/20/2047 ‡ (a)	2,113	2,006
Series 2017-2A, Class A2, 4.07%, 9/20/2048 ‡ (a)	2,257	2,108
HGI CRE CLO Ltd. (Cayman Islands) Series 2022-FL3, Class D, 8.16%, 4/20/2037 (a) (j)	10,972	10,578
Hilton Grand Vacations Trust
Series 2022-1D, Class D, 6.79%, 6/20/2034 (a)	4,706	4,475
Series 2022-2A, Class D, 8.73%, 1/25/2037 (a)	5,532	5,339
Series 2020-AA, Class C, 6.42%, 2/25/2039 (a)	3,963	3,883
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	123

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
HINNT LLC
Series 2022-A, Class D, 6.50%, 5/15/2041 (a)	14,014	13,198
Series 2022-A, Class E, 8.00%, 5/15/2041 (a)	2,233	2,057
Home Partners of America Trust
Series 2019-2, Class E, 3.32%, 10/19/2039 (a)	9,300	7,919
Series 2021-3, Class E2, 3.35%, 1/17/2041 (a)	13,720	11,041
HPA Frn, 3.95%, 4/15/2026 ‡	31,000	30,690
Jonah, 7.80%, 11/10/2037 ‡ (k)	21,745	21,528
Jonah Energy Abs I LLC Series 2022-1, Class A1, 7.20%, 12/10/2037 ‡ (a)	17,576	17,418
KGS-Alpha SBA COOF Trust
Series 2012-4, Class A, IO, 0.86%, 9/25/2037 (a) (j)	3,047	66
Series 2012-2, Class A, IO, 0.77%, 8/25/2038 (a) (j)	2,539	39
Series 2013-2, Class A, IO, 1.63%, 3/25/2039 (a) (j)	2,686	93
Lendingpoint Asset Securitization Trust
Series 2021-A, Class C, 2.75%, 12/15/2028 (a)	12,684	12,172
Series 2021-B, Class C, 3.21%, 2/15/2029 (a)	10,000	9,277
Series 2022-B, Class C, 8.45%, 10/15/2029 (a)	9,627	9,060
LendingPoint Asset Securitization Trust
Series 2020-REV1, Class C, 7.70%, 10/15/2028 (a)	6,417	6,245
Series 2020-REV1, Class D, 10.00%, 10/15/2028 ‡ (a)	7,000	6,696
Lendingpoint SPE Trust
Series 2020-VFN1, Class A1B, 8.84%, 12/15/2026 ‡ (a) (j)	7,914	7,891
Series 2020-VFN1, Class A2B1, 8.84%, 12/15/2026 ‡ (a) (j)	2,524	2,514
Lendmark Funding Trust Series 2021-1A, Class D, 5.05%, 11/20/2031 (a)	4,700	3,682
LFT CRE Ltd.
Series 2021-FL1, Class D, 7.04%, 6/15/2039 (a) (j)	14,238	13,344
Series 2021-FL1, Class E, 7.54%, 6/15/2039 (a) (j)	12,500	11,595
LL ABS Trust Series 2022-1A, Class D, 7.83%, 11/15/2029 (a)	4,890	4,608
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

LP LMS Asset Securitization Trust
Series 2020-1A, Class B, 5.24%, 2/10/2026 (a)	883	881
6.17%, 10/15/2028 ‡	7,398	7,161
8.35%, 10/15/2028 ‡	10,463	9,731
Series 2021-2A, Class C, 3.85%, 1/15/2029 (a)	14,000	12,838
Mariner Finance Issuance Trust
Series 2019-AA, Class D, 5.44%, 7/20/2032 (a)	8,500	7,788
Series 2021-AA, Class E, 5.40%, 3/20/2036 (a)	7,600	5,956
Series 2021-BA, Class E, 4.68%, 11/20/2036 (a)	6,150	4,662
Series 2022-AA, Class D, 9.10%, 10/20/2037 (a)	11,552	11,536
Mercury Financial Credit Card Master Trust Series 2023-1A, Class A, 8.04%, 9/20/2027 (a)	15,833	15,706
Mid-State Capital Corp. Trust
Series 2005-1, Class A, 5.75%, 1/15/2040	49	48
Series 2005-1, Class M1, 6.11%, 1/15/2040	1,156	1,136
Series 2006-1, Class A, 5.79%, 10/15/2040 (a)	805	779
Series 2006-1, Class M1, 6.08%, 10/15/2040 (a)	977	946
Series 2006-1, Class M2, 6.74%, 10/15/2040 (a)	390	381
Morgan Stanley ABS Capital I, Inc. Trust Series 2003-SD1, Class M1, 6.87%, 3/25/2033 (j)	149	143
MVW LLC
Series 2022-1A, Class D, 7.35%, 11/21/2039 (a)	9,391	8,894
Series 2022-2A, Class D, 9.00%, 10/21/2041 (a)	17,535	17,352
MVW Owner Trust
Series 2019-1A, Class B, 3.00%, 11/20/2036 (a)	4,338	4,074
Series 2019-1A, Class C, 3.33%, 11/20/2036 (a)	1,831	1,703
New Century Home Equity Loan Trust
Series 2003-5, Class AI6, 4.82%, 11/25/2033 (g)	224	210
Series 2005-1, Class M1, 5.29%, 3/25/2035 (j)	110	107
SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (a)	7,294	6,726
Series 2021-GNT1, Class A, 3.47%, 11/25/2026 (a)	19,101	16,986
NRZ FHT Excess LLC Series 2020-FHT1, Class A, 4.21%, 11/25/2025 (a)	8,856	8,205
Octane Receivables Trust
Series 2019-1A, Class D, 5.96%, 5/20/2027 (a)	7,979	7,894
Series 2020-1A, Class D, 5.45%, 3/20/2028 (a)	6,217	5,903
Series 2022-1A, Class E, 7.33%, 12/20/2029 (a)	2,000	1,894
OL SP LLC
Series 2018, Class C, 4.25%, 5/15/2025 ‡	334	329
Series 2018, Class A, 4.16%, 2/9/2030 ‡	1,233	1,220
Series 2018, Class B, 4.61%, 2/9/2030 ‡	385	381
Oportun Funding XIII LLC Series 2019-A, Class B, 3.87%, 8/8/2025 (a)	4,322	4,208
Oportun Issuance Trust
Series 2022-2, Class C, 9.36%, 10/9/2029 (a)	8,050	8,083
Series 2022-3, Class C, 10.15%, 1/8/2030 (a)	6,800	6,625
Series 2021-B, Class B, 1.96%, 5/8/2031 (a)	6,320	5,630
Series 2021-B, Class C, 3.65%, 5/8/2031 (a)	8,461	7,550
Series 2022-A, Class A, 5.05%, 6/9/2031 (a)	12,000	11,632
Series 2022-A, Class C, 7.40%, 6/9/2031 (a)	5,500	5,072
Orange Lake Timeshare Trust
Series 2018-A, Class C, 3.74%, 11/8/2030 (a)	1,429	1,382
Series 2019-A, Class D, 4.93%, 4/9/2038 (a)	3,553	3,284
P2 Series 2021 A1, 3.00%, 12/20/2031 ‡ (a)	35,000	34,213
Pendoor Proper, Zero Coupon, 2/15/2026 ‡ (a)	31,800	30,290
PFP Ltd. (Cayman Islands)
Series 2021-7, Class C, 6.24%, 4/14/2038 (a) (j)	8,415	7,879
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-7, Class D, 6.99%, 4/14/2038 (a) (j)	14,539	13,632
PRET LLC Series 2021-NPL6, Class A1, 2.49%, 7/25/2051 (a) (g)	15,581	14,514
Pretium Mortgage Credit Partners I LLC
Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (a) (g)	20,248	18,999
Series 2021-NPL1, Class A2, 4.21%, 9/27/2060 (a) (g)	15,500	13,430
Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 (a) (g)	10,331	9,565
Progress Residential
Series 2021-SFR3, Class E2, 2.69%, 5/17/2026 (a)	9,630	8,288
Series 2021-SFR1, Class F, 2.76%, 4/17/2038 (a)	12,000	10,316
Progress Residential Trust
Series 2022-SFR2, Class E2, 4.80%, 4/17/2027 (a)	22,000	19,787
Series 2020-SFR3, Class F, 2.80%, 10/17/2027 (a)	10,000	9,013
Series 2020-SFR3, Class G, 4.11%, 10/17/2027 (a)	7,000	6,363
Series 2019-SFR4, Class E, 3.44%, 10/17/2036 (a)	8,180	7,721
Series 2020-SFR2, Class GREG, PO, , 6/17/2037 (a)	19,443	15,713
Series 2020-SFR2, Class B, 2.58%, 6/17/2037 (a)	12,081	11,261
Series 2020-SFR2, Class C, 3.08%, 6/17/2037 (a)	9,097	8,538
Series 2020-SFR2, Class D, 3.87%, 6/17/2037 (a)	9,656	9,176
Series 2021-SFR2, Class E2, 2.65%, 4/19/2038 (a)	15,150	13,065
Series 2021-SFR8, Class E1, 2.38%, 10/17/2038 (a)	24,695	20,785
Series 2022-SFR3, Class E2, 5.60%, 4/17/2039 (a)	20,110	18,917
Series 2022-SFR3, Class F, 6.60%, 4/17/2039 (a)	11,485	10,904
Series 2022-SFR1, Class E1, 3.93%, 2/17/2041 (a)	12,957	10,906
RCO VII Mortgage LLC Series 2021-2, Class A2, 3.84%, 9/25/2026 (a) (g)	5,400	4,732
Regional Management Issuance Trust Series 2021-1, Class D, 5.07%, 3/17/2031 (a)	2,100	1,784
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	125

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Renew (Cayman Islands)
Series 2017-1A, Class A, 3.67%, 9/20/2052 ‡ (a)	1,015	921
Series 2017-1A, Class B, 5.75%, 9/20/2052 ‡ (a)	984	932
Series 2017-2A, Class A, 3.22%, 9/22/2053 ‡ (a)	11,033	9,686
Rillion Capital III Frn, 7.50%, 11/15/2024 ‡	42,142	42,142
River Rock SFR Frn, 9.25%, 10/15/2024 ‡ (a)	2,188	2,155
Santander Drive Auto Receivables Trust Series 2019-2, Class D, 3.22%, 7/15/2025	11,264	11,203
Santander Revolving Auto Loan Trust
Series 2019-A, Class A, 2.51%, 1/26/2032 (a)	32,715	30,983
Series 2019-A, Class C, 3.00%, 1/26/2032 (a)	10,750	10,018
Series 2019-A, Class D, 3.45%, 1/26/2032 (a)	7,500	6,946
SCF Equipment Leasing LLC
Series 2019-2A, Class G, 6.00%, 10/20/2031 ‡ (a)	10,662	9,994
Series 2020-1A, Class G, 6.00%, 4/20/2032 ‡ (a)	2,993	2,744
Series 2022-1A, Class E, 5.26%, 7/20/2032 (a)	3,646	3,156
Series 2022-1A, Class F, 6.00%, 7/20/2032 (a)	7,056	6,004
Series 2021-1A, Class F, 5.52%, 8/20/2032 (a)	40,000	36,617
Series 2021-1A, Class G, 6.00%, 8/20/2032 ‡ (a)	10,116	9,111
Series 2022-2A, Class E, 6.50%, 6/20/2035 (a)	10,909	8,537
Securitized Asset-Backed Receivables LLC Trust Series 2006-CB1, Class AF2, 2.89%, 1/25/2036 (g)	138	109
Sierra Timeshare Receivables Funding LLC
Series 2018-2A, Class C, 3.94%, 6/20/2035 (a)	1,793	1,744
Series 2019-1A, Class D, 4.75%, 1/20/2036 (a)	1,528	1,461
Series 2021-1A, Class D, 3.17%, 11/20/2037 (a)	3,611	3,289
Series 2021-2A, Class D, 3.23%, 9/20/2038 (a)	1,883	1,708
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2022-1A, Class D, 6.00%, 10/20/2038 (a)	11,456	10,785
Series 2022-3A, Class D, 10.52%, 7/20/2039 (a)	9,237	9,291
Series 2022-2A, Class D, 9.22%, 6/20/2040 (a)	5,125	4,987
Sonoran Auto Receivables Trust Series 2018-1, 4.75%, 6/15/2025 ‡	5,804	5,745
Soundview Home Loan Trust Series 2007-OPT1, Class 2A1, 4.70%, 6/25/2037 (j)	779	525
Spirit Airlines Pass-Through Trust Series 2017-1, Class AA, 3.38%, 2/15/2030	600	534
Theorem Funding Trust Series 2022-2A, Class A, 6.06%, 12/15/2028 (a)	16,142	15,997
Tricolor Auto Securitization Trust
Series 2020-1A, Class B, 8.25%, 11/15/2026 (a)	9,871	9,837
Series 2020-1A, Class C, 8.25%, 11/15/2026 (a)	20,644	20,765
Series 2022-1A, Class E, 7.79%, 8/16/2027 (a)	5,290	5,062
Tricon American Homes Trust Series 2019-SFR1, Class F, 3.75%, 3/17/2038 (a)	7,000	6,309
United Airlines Pass-Through Trust
Series 2012-1, Class A, 4.15%, 4/11/2024	107	104
Series 2013-1, Class A, 4.30%, 8/15/2025	405	387
Series 2016-2, Class B, 3.65%, 10/7/2025	1,144	1,059
Series 2014-1, Class A, 4.00%, 4/11/2026	2,203	2,062
Series 2014-2, Class A, 3.75%, 9/3/2026	348	328
Series 2016-1, Class AA, 3.10%, 7/7/2028	965	858
Series 2016-2, Class AA, 2.88%, 10/7/2028	1,324	1,180
Series 2016-2, Class A, 3.10%, 10/7/2028	739	637
Series 2018-1, Class AA, 3.50%, 3/1/2030	14,114	12,633
Series 2018-1, Class A, 3.70%, 3/1/2030	1,004	858
Series 2019-1, Class AA, 4.15%, 8/25/2031	1,260	1,135
SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2019-1, Class A, 4.55%, 8/25/2031	1,502	1,346
Series 2019-2, Class AA, 2.70%, 5/1/2032	1,646	1,380
US Auto Funding Series 2021-1A, Class D, 4.36%, 3/15/2027 (a)	10,500	9,662
US Auto Funding Trust Series 2022-1A, Class D, 9.14%, 7/15/2027 (a)	16,000	14,902
USASF Receivables LLC
Series 2020-1A, Class B, 3.22%, 5/15/2024 (a)	231	231
Series 2020-1A, Class C, 5.94%, 8/15/2024 (a)	4,000	3,991
Series 2020-1A, Class D, 9.35%, 3/15/2027 (a)	2,750	2,772
VCAT LLC Series 2021-NPL3, Class A1, 1.74%, 5/25/2051 (a) (g)	3,855	3,535
Veros Auto Receivables Trust Series 2022-1, Class D, 7.23%, 7/16/2029 (a)	3,750	3,501
vMobo, Inc., 9.46%, 7/18/2027 ‡	55,000	53,625
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (a) (g)	19,494	17,939
VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (a) (g)	13,440	12,160
VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 (a) (g)	6,708	6,118
VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (a) (g)	27,618	25,553
VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (a) (g)	15,869	14,432
Welk Resorts LLC Series 2019-AA, Class C, 3.34%, 6/15/2038 (a)	2,407	2,310
Westgate Resorts LLC Series 2020-1A, Class C, 6.21%, 3/20/2034 (a)	6,012	5,939
Total Asset-Backed Securities (Cost $2,818,557)		2,633,718
Commercial Mortgage-Backed Securities — 11.2%
20 Times Square Trust Series 2018-20TS, Class F, 3.10%, 5/15/2035 (a) (j)	24,120	18,123
Acrc 5.25%, 11/15/2026 ‡ (a)	40,000	38,200
Ansions at Tech Par Frn 5.95%, 4/15/2025 ‡ (j)	12,000	11,880
Areit Frn 2.75%, 8/17/2026 ‡ (a) (j)	30,000	29,400
BAMLL Re-REMIC Trust
Series 2014-FRR4, Class BK29, PO, 4/27/2023 ‡ (a)	16,600	16,386
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2013-FRR3, Class A, PO, 6/26/2023 (a)	14,650	14,220
Series 2014-FRR5, Class BK37, PO, 1/27/2047 ‡ (a)	10,000	9,263
Series 2014-FRR5, Class AK37, 2.37%, 1/27/2047 (a) (j)	15,570	14,859
Series 2014-FRR8, Class A, 2.01%, 11/26/2047 (a) (j)	12,000	10,851
BANK Series 2019-BN19, Class A3, 3.18%, 8/15/2061	10,000	8,849
BBCCRE Trust Series 2015-GTP, Class A, 3.97%, 8/10/2033 (a)	9,400	8,703
BB-UBS Trust
Series 2012-SHOW, Class A, 3.43%, 11/5/2036 (a)	13,922	12,946
Series 2012-SHOW, Class E, 4.03%, 11/5/2036 (a) (j)	14,967	13,226
BMD2 Re-Remic Trust
Series 2019-FRR1, Class 1A1, 7.12%, 5/25/2052 (a) (j)	3,458	3,453
Series 2019-FRR1, Class 1A5, 8.82%, 5/25/2052 (a) (j)	1,910	1,905
BWAY Mortgage Trust Series 2013-1515, Class F, 3.93%, 3/10/2033 (a) (j)	5,000	4,089
BX
Series 2021-MFM1, Class E, 6.93%, 1/15/2034 (a) (j)	2,939	2,850
Series 2021-MFM1, Class F, 7.68%, 1/15/2034 (a) (j)	1,809	1,745
Cascade Funding Mortgage Trust
Series 2021-FRR1, Class DK45, 0.00%, 2/28/2025 (a)	11,000	8,925
Series 2021-FRR1, Class CK45, 1.39%, 2/28/2025 (a) (j)	13,130	11,446
Series 2021-FRR1, Class CKW1, 0.00%, 1/29/2026 (a)	9,000	6,725
Series 2021-FRR1, Class BK54, 0.00%, 2/28/2026 (a)	22,530	17,688
Series 2021-FRR1, Class CK54, 0.00%, 2/28/2026 (a)	7,000	5,303
Series 2021-FRR1, Class DKW1, 0.00%, 2/28/2026 (a)	2,800	2,053
Series 2021-FRR1, Class BK98, 0.00%, 8/29/2029 (a)	12,600	7,221
Series 2021-FRR1, Class AK99, 0.00%, 9/29/2029 (a)	8,620	5,452
Series 2021-FRR1, Class BK99, 0.00%, 9/29/2029 (a)	15,300	8,580
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	127

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series 2021-FRR1, Class BK58, 2.48%, 9/29/2029 (a) (j)	11,190	9,242
CFCRE Commercial Mortgage Trust Series 2011-C2, Class D, 5.08%, 12/15/2047 (a) (j)	2,777	2,548
Citigroup Commercial Mortgage Trust Series 2020-GC46, Class A5, 2.72%, 2/15/2053	47,647	40,706
Commercial Mortgage Trust
Series 2018-HOME, Class A, 3.82%, 4/10/2033 (a) (j)	23,900	21,775
Series 2020-CBM, Class D, 3.63%, 2/10/2037 (a) (j)	8,750	7,886
Series 2015-CR24, Class A5, 3.70%, 8/10/2048	8,032	7,669
Series 2015-CR25, Class A4, 3.76%, 8/10/2048	6,856	6,547
Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class AX, IO, 0.02%, 1/15/2049 (a) (j)	9,248	—
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4, 3.72%, 8/15/2048	12,304	11,757
CSMC OA LLC Series 2014-USA, Class D, 4.37%, 9/15/2037 (a)	15,200	11,340
FHLMC, Multi-Family Structured Credit Risk
Series 2021-MN1, Class M2, 8.23%, 1/25/2051 (a) (j)	29,534	26,445
Series 2021-MN3, Class M1, 6.78%, 11/25/2051 (a) (j)	3,935	3,808
Series 2022-MN4, Class M2, 10.98%, 5/25/2052 (a) (j)	16,750	17,217
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K048, Class A2, 3.28%, 6/25/2025 (j)	13,500	13,012
Series KC02, Class A2, 3.37%, 7/25/2025	28,315	27,210
Series KS07, Class A2, 2.74%, 9/25/2025	21,600	20,373
Series KJ17, Class A2, 2.98%, 11/25/2025	6,970	6,701
Series KS06, Class A2, 2.72%, 7/25/2026	10,080	9,466
Series K058, Class AM, 2.72%, 8/25/2026 (j)	20,000	18,566
Series K061, Class AM, 3.44%, 11/25/2026 (j)	10,012	9,499
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series K063, Class AM, 3.51%, 1/25/2027 (j)	25,610	24,390
Series K065, Class A2, 3.24%, 4/25/2027	6,633	6,280
Series K065, Class AM, 3.33%, 5/25/2027	3,557	3,361
Series KJ26, Class A2, 2.61%, 7/25/2027	17,387	16,278
Series K070, Class A2, 3.30%, 11/25/2027 (j)	6,045	5,720
Series W5FX, Class AFX, 3.34%, 4/25/2028 (j)	9,910	9,232
Series KL05, Class X1P, IO, 0.89%, 6/25/2029 (j)	175,800	8,398
Series KS11, Class AFX2, 2.65%, 6/25/2029	50,000	44,794
Series K152, Class A2, 3.08%, 1/25/2031	8,843	8,000
Series K128, Class X3, IO, 2.78%, 4/25/2031 (j)	12,850	2,061
Series K142, Class AM, 2.40%, 3/25/2032	22,000	18,321
Series K145, Class A2, 2.58%, 5/25/2032	18,665	16,006
Series K146, Class A2, 2.92%, 6/25/2032	13,500	11,914
Series K-153, Class A2, 3.82%, 12/25/2032 (j)	25,000	23,727
Series KX04, Class XFX, IO, 1.70%, 1/25/2034 (j)	175,088	11,835
Series K-1515, Class A2, 1.94%, 2/25/2035	36,000	27,111
Series K-1520, Class X3, IO, 3.09%, 4/25/2039 (j)	4,450	1,110
Series K146, Class AM, 2.92%, 6/25/2054	13,000	11,342
Series Q014, Class X, IO, 2.79%, 10/25/2055 (j)	22,624	4,156
FNMA ACES
Series 2014-M3, Class A2, 3.50%, 1/25/2024 (j)	1,404	1,379
Series 2014-M13, Class A2, 3.02%, 8/25/2024 (j)	4,232	4,101
Series 2015-M1, Class A2, 2.53%, 9/25/2024	8,649	8,312
Series 2015-M7, Class A2, 2.59%, 12/25/2024	8,163	7,785
Series 2015-M8, Class A2, 2.90%, 1/25/2025 (j)	10,154	9,710
SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series 2015-M5, Class A1, 2.86%, 3/25/2025 (j)	13,345	12,713
Series 2015-M13, Class A2, 2.70%, 6/25/2025 (j)	1,227	1,160
Series 2016-M6, Class A2, 2.49%, 5/25/2026	7,997	7,477
Series 2016-M7, Class A2, 2.50%, 9/25/2026	5,991	5,559
Series 2017-M1, Class A2, 2.41%, 10/25/2026 (j)	8,162	7,510
Series 2017-M3, Class A2, 2.47%, 12/25/2026 (j)	12,852	11,791
Series 2015-M10, Class A2, 3.09%, 4/25/2027 (j)	5,874	5,541
Series 2017-M8, Class A2, 3.06%, 5/25/2027 (j)	8,931	8,405
Series 2018-M2, Class A2, 2.91%, 1/25/2028 (j)	28,557	26,433
Series 2018-M7, Class A2, 3.03%, 3/25/2028 (j)	27,865	25,873
Series 2018-M4, Class A2, 3.06%, 3/25/2028 (j)	9,006	8,360
Series 2018-M10, Class A2, 3.36%, 7/25/2028 (j)	20,853	19,747
Series 2018-M14, Class A2, 3.58%, 8/25/2028 (j)	34,635	32,963
Series 2019-M1, Class A2, 3.55%, 9/25/2028 (j)	51,527	49,158
Series 2020-M38, Class 2A1, 1.59%, 11/25/2028	5,932	5,127
Series 2020-M38, Class X2, IO, 1.98%, 11/25/2028 (j)	36,387	2,552
Series 2017-M5, Class A2, 3.10%, 4/25/2029 (j)	24,680	22,951
Series 2019-M7, Class A2, 3.14%, 4/25/2029	17,421	16,020
Series 2019-M12, Class A2, 2.89%, 6/25/2029 (j)	27,815	25,410
Series 2018-M3, Class A2, 3.07%, 2/25/2030 (j)	6,610	6,050
Series 2020-M50, Class A1, 0.67%, 10/25/2030	9,229	8,461
Series 2020-M50, Class A2, 1.20%, 10/25/2030	5,950	5,095
Series 2020-M50, Class X1, IO, 1.89%, 10/25/2030 (j)	93,133	6,758
Series 2022-M2S, Class A2, 3.75%, 8/25/2032 (j)	14,100	13,328
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FREMF Mortgage Trust
Series 2017-K727, Class C, 3.74%, 7/25/2024 (a) (j)	3,200	3,068
Series 2018-KL2B, Class CB, 3.83%, 1/25/2025 (a) (j)	18,173	18,132
Series 2018-KL3W, Class CW, 4.23%, 8/25/2025 (a) (j)	20,000	18,126
Series 2017-KL1P, Class BP, 3.37%, 10/25/2025 (a) (j)	13,282	12,629
Series 2018-KSL1, Class C, 3.98%, 11/25/2025 (a) (j)	17,034	14,996
Series 2018-KBX1, Class C, 3.58%, 1/25/2026 (a) (j)	7,500	6,115
Series 2018-KHG1, Class C, 3.82%, 12/25/2027 (a) (j)	33,219	28,899
Series 2018-KW06, Class C, 0.00%, 6/25/2028 (a)	12,477	8,484
Series 2018-KW06, Class X2A, IO, 0.10%, 6/25/2028 (a)	140,586	459
Series 2018-KW06, Class X2B, IO, 0.10%, 6/25/2028 (a)	16,636	70
Series 2019-KBF3, Class C, 9.32%, 1/25/2029 (a) (j)	23,735	21,879
Series 2019-KL05, Class BHG, 4.37%, 2/25/2029 (a) (j)	3,605	3,142
Series 2019-KL05, Class CHG, 4.37%, 2/25/2029 (a)	11,614	9,895
Series 2018-KW07, Class C, PO, 10/25/2031 (a)	13,000	7,549
Series 2018-KW07, Class X2A, IO, 0.10%, 10/25/2031 (a)	150,021	507
Series 2018-KW07, Class X2B, IO, 0.10%, 10/25/2031 (a)	16,952	74
Series 2019-KW10, Class B, 3.63%, 10/25/2032 (a) (j)	9,170	7,993
Series 2014-K38, Class C, 4.63%, 6/25/2047 (a) (j)	4,750	4,646
Series 2014-K39, Class C, 4.16%, 8/25/2047 (a) (j)	7,000	6,779
Series 2014-K40, Class C, 4.07%, 11/25/2047 (a) (j)	8,542	8,243
Series 2015-K45, Class B, 3.61%, 4/25/2048 (a) (j)	8,920	8,537
Series 2015-K46, Class C, 3.70%, 4/25/2048 (a) (j)	3,545	3,368
Series 2015-K48, Class B, 3.65%, 8/25/2048 (a) (j)	16,085	15,325
Series 2015-K51, Class B, 3.95%, 10/25/2048 (a) (j)	2,750	2,632
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	129

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series 2016-K55, Class B, 4.17%, 4/25/2049 (a) (j)	10,000	9,539
Series 2016-K56, Class B, 3.95%, 6/25/2049 (a) (j)	3,549	3,368
Series 2016-K722, Class B, 3.93%, 7/25/2049 (a) (j)	8,010	7,981
Series 2017-K68, Class B, 3.84%, 10/25/2049 (a) (j)	9,423	8,771
Series 2016-K59, Class B, 3.58%, 11/25/2049 (a) (j)	4,714	4,381
Series 2017-K61, Class C, 3.69%, 12/25/2049 (a) (j)	5,345	4,934
Series 2017-K63, Class B, 3.88%, 2/25/2050 (a) (j)	11,895	11,142
Series 2017-K63, Class C, 3.88%, 2/25/2050 (a) (j)	5,000	4,644
Series 2018-K74, Class B, 4.09%, 2/25/2051 (a) (j)	10,000	9,305
Series 2019-K98, Class B, 3.74%, 10/25/2052 (a) (j)	11,000	9,799
FRR Re-REMIC Trust
Series 2018-C1, Class BK43, 2.79%, 2/27/2048 (a) (j)	8,000	7,267
Series 2018-C1, Class AK43, 2.90%, 2/27/2048 (a) (j)	5,000	4,601
Series 2018-C1, Class A725, 2.50%, 2/27/2050 (a) (j)	3,000	2,836
Series 2018-C1, Class B725, 2.84%, 2/27/2050 (a) (j)	6,680	6,223
GS Mortgage Securities Trust Series 2019-GC38, Class A4, 3.97%, 2/10/2052	31,100	29,117
Hunt Companies Finance Trust, Inc. 7.25%, 2/13/2025 ‡	26,750	25,948
Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 7/10/2035 (a)	16,270	15,285
JPMCC Re-REMIC Trust
Series 2015-FRR2, Class AK36, 2.04%, 12/27/2046 (a) (j)	5,000	4,801
Series 2015-FRR2, Class BK39, PO, 8/27/2047 ‡ (a)	4,045	3,567
Series 2015-FRR2, Class AK39, 2.74%, 8/27/2047 (a) (j)	10,600	9,706
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2005-CB11, Class X1, IO, 0.22%, 8/12/2037 (a) (j)	2,393	—
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2006-CB15, Class X1, IO, 0.55%, 6/12/2043 (j)	270	—
KKR Industrial Portfolio Trust Series 2021-KDIP, Class F, 6.73%, 12/15/2037 (a) (j)	3,938	3,789
MHC Commercial Mortgage Trust Series 2021-MHC, Class F, 7.19%, 4/15/2038 (a) (j)	24,400	23,623
MRCD MARK Mortgage Trust Series 2019-PARK, Class F, 2.72%, 12/15/2036 (a)	42,000	36,247
Multi-Family Connecticut Avenue Securities Trust
Series 2019-01, Class M10, 7.87%, 10/25/2049 (a) (j)	15,944	15,252
Series 2020-01, Class M10, 8.37%, 3/25/2050 (a) (j)	36,445	34,688
NW Re-REMIC TRUST Series 2021-FRR1, Class BK88, 2.67%, 12/18/2051 (a) (j)	9,150	6,998
P4 SFR Series 2019-STL B9.25%, 10/11/2026 ‡	18,500	17,853
SBALR Commercial Mortgage Trust
Series 2020-RR1, Class XA, IO, 1.22%, 2/13/2053 (a) (j)	65,348	4,022
Series 2020-RR1, Class A3, 2.83%, 2/13/2053 (a)	39,714	33,783
TPI Re-REMIC Trust
Series 2022-FRR1, Class BK33, PO, 7/25/2046 (a)	5,967	5,761
Series 2022-FRR1, Class BK34, PO, 7/25/2046 (a)	11,100	10,769
Series 2022-FRR1, Class CK33, PO, 7/25/2046 (a)	7,238	6,959
Series 2022-FRR1, Class CK34, PO, 7/25/2046 (a)	14,190	13,733
Series 2022-FRR1, Class BK35, PO, 8/25/2046 (a)	4,620	4,453
Series 2022-FRR1, Class CK35, PO, 8/25/2046 (a)	5,283	5,079
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 6/10/2030 (a)	69	69
UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class XA, IO, 0.60%, 5/10/2063 (a) (j)	1,769	—
Wells Fargo Commercial Mortgage Trust Series 2015-C30, Class A4, 3.66%, 9/15/2058	7,598	7,264
SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
WFRBS Commercial Mortgage Trust Series 2013-C11, Class D, 4.12%, 3/15/2045 (a) (j)	6,640	5,578
Worldwide Plaza Trust Series 2017-WWP, Class A, 3.53%, 11/10/2036 (a)	20,837	17,960
Total Commercial Mortgage-Backed Securities (Cost $1,977,444)		1,834,515
Collateralized Mortgage Obligations — 4.1%
Ajax Mortgage Loan Trust Series 2021-B, Class A, 2.24%, 6/25/2066 (a) (g)	16,850	15,728
Alternative Loan Trust
Series 2005-J6, Class 2A1, 5.50%, 7/25/2025	4	3
Series 2003-J3, Class 2A1, 6.25%, 12/25/2033	10	10
Series 2004-22CB, Class 1A1, 6.00%, 10/25/2034	276	279
Series 2005-23CB, Class A2, 5.50%, 7/25/2035	148	120
Series 2005-54CB, Class 1A11, 5.50%, 11/25/2035	568	443
Series 2005-86CB, Class A11, 5.50%, 2/25/2036	322	195
Series 2006-26CB, Class A9, 6.50%, 9/25/2036	118	66
American General Mortgage Loan Trust Series 2006-1, Class A5, 5.75%, 12/25/2035 (a) (j)	1	1
Anchor Mortgage Trust Series 2021-1, Class A2, 3.65%, 10/25/2026 (a) (g)	12,857	11,888
Banc of America Alternative Loan Trust Series 2004-6, Class 4A1, 5.00%, 7/25/2019	10	8
Banc of America Funding Trust
Series 2005-5, Class 3A5, 5.50%, 8/25/2035	1,211	1,170
Series 2005-7, Class 30, PO, 11/25/2035	28	25
Banc of America Mortgage Trust Series 2004-F, Class 1A1, 3.68%, 7/25/2034 (j)	62	56
Bayview Opportunity Master Fund Trust Series 2014-1SBC, Zero Coupon, 1/10/2031 ‡	2,053	2,052
Bear Stearns ARM Trust Series 2003-7, Class 3A, 3.59%, 10/25/2033 (j)	14	13
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Bear Stearns Mortgage Securities, Inc. Series 1997-6, Class 1A, 6.49%, 3/25/2031 (j)	—	—
Cascade MH Asset Trust
Series 2021-MH1, Class B1, 4.57%, 2/25/2046 (a)	2,500	1,951
Series 2021-MH1, Class B2, 5.57%, 2/25/2046 (a)	2,550	2,050
Series 2022-MH1, Class M, 4.25%, 8/25/2054 ‡ (a) (g)	15,947	12,668
Chase Mortgage Finance Trust Series 2007-A2, Class 2A1, 4.14%, 6/25/2035 (j)	300	286
CHL Mortgage Pass-Through Trust
Series 2004-8, Class 2A1, 4.50%, 6/25/2019 ‡	4	2
Series 2004-3, Class A25, 5.75%, 4/25/2034	71	67
Series 2004-5, Class 2A9, 5.25%, 5/25/2034	80	78
Series 2005-22, Class 2A1, 3.51%, 11/25/2035 (j)	172	135
Citigroup Mortgage Loan Trust
Series 2004-UST1, Class A3, 4.24%, 8/25/2034 (j)	33	31
Series 2004-HYB4, Class AA, 4.95%, 12/25/2034 (j)	24	22
Credit Suisse First Boston Mortgage Securities Corp. (Switzerland)
Series 2005-7, Class 5A1, 4.75%, 8/25/2020	1	—
Series 2005-1, Class 1A16, 5.50%, 2/25/2035	13	13
CSFB Mortgage-Backed Pass-Through Certificates
Series 2005-10, Class 6A13, 5.50%, 11/25/2035	201	93
Series 2005-10, Class 10A4, 6.00%, 11/25/2035	201	59
CSMC Trust
Series 2021-JR1, Class A1, 2.46%, 9/27/2066 (a) (j)	9,040	8,610
Series 2022-JR1, Class A1, 4.27%, 10/25/2066 ‡ (a) (g)	23,127	22,037
CVS Pass-Through Trust
Series 2009, 8.35%, 7/10/2031 (a)	236	254
5.77%, 1/10/2033 (a)	302	295
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	131

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-3, Class 4A, PO, 6/25/2035	7	5
DLJ Mortgage Acceptance Corp. Series 1993-19, Class A7, 6.75%, 1/25/2024	5	5
FHLMC - GNMA
Series 24, Class J, 6.25%, 11/25/2023	11	11
Series 23, Class KZ, 6.50%, 11/25/2023	1	1
Series 31, Class Z, 8.00%, 4/25/2024	—	—
FHLMC, REMIC
Series 1543, Class VN, 7.00%, 7/15/2023	3	3
Series 1911, Class SD, IF, IO, 10.17%, 7/15/2023 (j)	1	—
Series 2033, Class K, 6.05%, 8/15/2023	4	4
Series 1577, Class PV, 6.50%, 9/15/2023	4	4
Series 1608, Class L, 6.50%, 9/15/2023	12	12
Series 3890, Class ET, 5.50%, 11/15/2023	2	2
Series 1630, Class PK, 6.00%, 11/15/2023	5	5
Series 1611, Class Z, 6.50%, 11/15/2023	10	10
Series 1628, Class LZ, 6.50%, 12/15/2023	8	8
Series 2756, Class NA, 5.00%, 2/15/2024	9	9
Series 1671, Class I, 7.00%, 2/15/2024	4	4
Series 1671, Class QC, IF, 10.00%, 2/15/2024 (j)	2	3
Series 1695, Class G, HB, IF, 23.17%, 3/15/2024 (j)	1	1
Series 1710, Class GB, HB, IF, 33.38%, 4/15/2024 (j)	1	1
Series 2989, Class TG, 5.00%, 6/15/2025	35	35
Series 3005, Class ED, 5.00%, 7/15/2025	60	59
Series 4030, Class IL, IO, 3.50%, 4/15/2027	328	13
Series 4060, Class TB, 2.50%, 6/15/2027	4,000	3,699
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2022, Class PE, 6.50%, 1/15/2028	6	6
Series 2036, Class PG, 6.50%, 1/15/2028	44	44
Series 2089, Class PJ, IO, 7.00%, 10/15/2028	9	1
Series 2091, Class PG, 6.00%, 11/15/2028	127	128
Series 2116, Class ZA, 6.00%, 1/15/2029	30	30
Series 2148, Class ZA, 6.00%, 4/15/2029	9	9
Series 2995, Class FT, 4.84%, 5/15/2029 (j)	46	46
Series 2530, Class SK, IF, IO, 3.51%, 6/15/2029 (j)	142	7
Series 2201, Class C, 8.00%, 11/15/2029	21	22
Series 3648, Class CY, 4.50%, 3/15/2030	234	231
Series 3737, Class DG, 5.00%, 10/15/2030	53	52
Series 2293, Class ZA, 6.00%, 3/15/2031	43	43
Series 2310, Class Z, 6.00%, 4/15/2031	7	7
Series 2313, Class LA, 6.50%, 5/15/2031	2	2
Series 2325, Class JO, PO, 6/15/2031	30	26
Series 2330, Class PE, 6.50%, 6/15/2031	74	77
Series 2410, Class QB, 6.25%, 2/15/2032	181	184
Series 2534, Class SI, IF, 9.13%, 2/15/2032 (j)	21	21
Series 2427, Class GE, 6.00%, 3/15/2032	345	354
Series 2430, Class WF, 6.50%, 3/15/2032	239	249
Series 2594, Class IV, IO, 7.00%, 3/15/2032	42	4
Series 2643, Class SA, IF, 15.68%, 3/15/2032 (j)	6	6
Series 2466, Class DH, 6.50%, 6/15/2032	32	33
Series 4146, Class KI, IO, 3.00%, 12/15/2032	2,691	263
Series 2543, Class YX, 6.00%, 12/15/2032	145	149
SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2557, Class HL, 5.30%, 1/15/2033	83	83
Series 2586, IO, 6.50%, 3/15/2033	152	14
Series 2610, Class UI, IO, 6.50%, 5/15/2033	119	22
Series 2764, Class S, IF, 2.28%, 7/15/2033 (j)	18	16
Series 2656, Class AC, 6.00%, 8/15/2033	49	50
Series 2733, Class SB, IF, 3.88%, 10/15/2033 (j)	167	154
Series 3005, Class PV, IF, 5.52%, 10/15/2033 (j)	1	1
Series 2699, Class W, 5.50%, 11/15/2033	122	124
Series 2990, Class SL, IF, 7.67%, 6/15/2034 (j)	1	1
Series 3611, PO, 7/15/2034	34	29
Series 2845, Class QH, 5.00%, 8/15/2034	91	91
Series 2912, Class EH, 5.50%, 1/15/2035	495	504
Series 3059, Class B, 5.00%, 2/15/2035	1	1
Series 2980, Class QB, 6.50%, 5/15/2035	17	18
Series 3031, Class BN, IF, 3.63%, 8/15/2035 (j)	216	218
Series 3117, Class EO, PO, 2/15/2036	65	54
Series 3134, PO, 3/15/2036	20	17
Series 3152, Class MO, PO, 3/15/2036	134	112
Series 3184, Class YO, PO, 3/15/2036	265	211
Series 3138, PO, 4/15/2036	22	18
Series 3187, Class Z, 5.00%, 7/15/2036	602	599
Series 3542, Class TN, IF, 6.00%, 7/15/2036 (j)	12	12
Series 3201, Class IN, IF, IO, 1.79%, 8/15/2036 (j)	108	6
Series 3202, Class HI, IF, IO, 2.06%, 8/15/2036 (j)	468	37
Series 3855, Class AM, 6.50%, 11/15/2036	97	99
Series 3274, Class B, 6.00%, 2/15/2037	55	55
Series 3292, Class DO, PO, 3/15/2037	30	26
Series 3305, Class IW, IF, IO, 1.86%, 4/15/2037 (j)	172	4
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 3306, Class TC, IF, 6.80%, 4/15/2037 (j)	12	12
Series 3306, Class TB, IF, 7.34%, 4/15/2037 (j)	13	13
Series 3331, PO, 6/15/2037	27	22
Series 3605, Class NC, 5.50%, 6/15/2037	320	328
Series 3383, Class OP, PO, 11/15/2037	51	44
Series 3409, Class DB, 6.00%, 1/15/2038	300	310
Series 3546, Class A, 3.24%, 2/15/2039 (j)	43	43
Series 3531, Class SM, IF, IO, 1.51%, 5/15/2039 (j)	14	1
Series 3572, Class JS, IF, IO, 2.21%, 9/15/2039 (j)	53	3
Series 3592, Class BZ, 5.00%, 10/15/2039	1,444	1,447
Series 3609, Class SA, IF, IO, 1.75%, 12/15/2039 (j)	322	14
Series 3610, Class CA, 4.50%, 12/15/2039	124	121
Series 3653, Class HJ, 5.00%, 4/15/2040	64	64
Series 3677, Class PB, 4.50%, 5/15/2040	860	837
Series 3852, Class TP, IF, 5.50%, 5/15/2041 (j)	98	95
Series 4796, Class CZ, 4.00%, 5/15/2048	12,970	12,179
Series 4830, Class WZ, 4.00%, 9/15/2048	12,805	12,024
FHLMC, STRIPS
Series 186, PO, 8/1/2027	57	53
Series 262, Class 35, 3.50%, 7/15/2042	1,884	1,752
Series 279, Class 35, 3.50%, 9/15/2042	473	439
Series 323, Class 300, 3.00%, 1/15/2044	1,830	1,654
Series 334, Class 300, 3.00%, 8/15/2044	1,777	1,602
FHLMC, Structured Pass-Through Certificates, Whole Loan Series T-76, Class 2A, 2.01%, 10/25/2037 (j)	207	176
First Horizon Alternative Mortgage Securities Trust Series 2004-AA3, Class A1, 5.10%, 9/25/2034 (j)	55	49
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	133

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
First Horizon Mortgage Pass-Through Trust Series 2004-AR6, Class 2A1, 4.24%, 12/25/2034 (j)	60	55
FNMA Trust, Whole Loan
Series 2003-W3, Class 2A5, 5.36%, 6/25/2042	8	8
Series 2003-W6, Class 1A41, 5.40%, 10/25/2042	89	89
Series 2004-W2, Class 1A, 6.00%, 2/25/2044	103	104
Series 2004-W9, Class 1A3, 6.05%, 2/25/2044	205	204
Series 2004-W2, Class 2A2, 7.00%, 2/25/2044	30	31
Series 2004-W8, Class 3A, 7.50%, 6/25/2044	66	67
Series 2005-W4, Class 1A1, 6.00%, 8/25/2045	126	127
FNMA, Grantor Trust, Whole Loan
Series 2001-T12, IO, 0.49%, 8/25/2041 (j)	7,836	63
Series 2002-T4, IO, 0.40%, 12/25/2041 (j)	17,919	128
Series 2002-T4, Class A2, 7.00%, 12/25/2041	204	212
Series 2002-T4, Class A4, 9.50%, 12/25/2041	360	388
Series 2002-T19, Class A1, 6.50%, 7/25/2042	302	307
Series 2002-T16, Class A2, 7.00%, 7/25/2042	359	376
Series 2004-T2, Class 1A3, 7.00%, 11/25/2043	112	117
Series 2004-T2, Class 1A4, 7.50%, 11/25/2043	129	133
Series 2004-T1, Class 1A1, 6.00%, 1/25/2044	146	147
Series 2004-T3, Class 14, IO, 0.61%, 2/25/2044 (j)	2,727	37
FNMA, REMIC
Series 2003-17, Class EQ, 5.50%, 3/25/2023	—	—
Series 1993-23, Class PZ, 7.50%, 3/25/2023	—	—
Series 1993-56, Class PZ, 7.00%, 5/25/2023	1	1
Series 1993-60, Class Z, 7.00%, 5/25/2023	—	—
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 1993-79, Class PL, 7.00%, 6/25/2023	1	1
Series 1993-141, Class Z, 7.00%, 8/25/2023	2	2
Series 1993-149, Class M, 7.00%, 8/25/2023	1	1
Series 1993-205, Class H, PO, 9/25/2023	—	—
Series 1993-160, Class ZA, 6.50%, 9/25/2023	2	2
Series 1993-165, Class SA, IF, 7.89%, 9/25/2023 (j)	—	—
Series 1995-19, Class Z, 6.50%, 11/25/2023	15	15
Series 1993-247, Class SM, IF, 6.86%, 12/25/2023 (j)	1	1
Series 1993-255, Class E, 7.10%, 12/25/2023	1	1
Series 1994-29, Class Z, 6.50%, 2/25/2024	12	12
Series 1994-65, Class PK, PO, 4/25/2024	2	2
Series 1997-20, Class D, 7.00%, 3/17/2027	27	27
Series 1997-11, Class E, 7.00%, 3/18/2027	6	6
Series 1997-27, Class J, 7.50%, 4/18/2027	4	4
Series 2012-46, Class KI, IO, 3.50%, 5/25/2027	607	25
Series 1997-42, Class EG, 8.00%, 7/18/2027	32	33
Series 1997-63, Class ZA, 6.50%, 9/18/2027	20	20
Series 2013-13, Class IK, IO, 2.50%, 3/25/2028	2,552	111
Series 1999-47, Class JZ, 8.00%, 9/18/2029	98	102
Series 2000-8, Class Z, 7.50%, 2/20/2030	54	56
Series 2001-36, Class ST, IF, IO, 3.88%, 11/25/2030 (j)	67	4
Series 2001-14, Class Z, 6.00%, 5/25/2031	39	39
Series 2001-16, Class Z, 6.00%, 5/25/2031	48	48
Series 2001-72, Class SB, IF, IO, 2.88%, 12/25/2031 (j)	160	6
SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2001-81, Class HE, 6.50%, 1/25/2032	287	295
Series 2002-19, Class SC, IF, 6.12%, 3/17/2032 (j)	16	15
Series 2002-56, Class PE, 6.00%, 9/25/2032	354	364
Series 2002-86, Class PG, 6.00%, 12/25/2032	229	231
Series 2012-148, Class IE, IO, 3.00%, 1/25/2033	2,767	286
Series 2003-25, Class KP, 5.00%, 4/25/2033	748	739
Series 2003-22, Class Z, 6.00%, 4/25/2033	182	186
Series 2003-47, Class PE, 5.75%, 6/25/2033	230	236
Series 2003-64, Class SX, IF, 2.34%, 7/25/2033 (j)	13	12
Series 2003-91, Class SD, IF, 4.80%, 9/25/2033 (j)	4	3
Series 2003-130, Class HZ, 6.00%, 1/25/2034	6,121	6,214
Series 2004-72, Class F, 5.12%, 9/25/2034 (j)	50	50
Series 2005-19, Class PB, 5.50%, 3/25/2035	1,500	1,503
Series 2005-42, Class PS, IF, 5.46%, 5/25/2035 (j)	3	3
Series 2005-51, Class MO, PO, 6/25/2035	16	10
Series 2005-53, Class CS, IF, IO, 2.08%, 6/25/2035 (j)	203	7
Series 2005-65, Class KO, PO, 8/25/2035	41	35
Series 2005-72, Class WS, IF, IO, 2.13%, 8/25/2035 (j)	96	4
Series 2005-90, Class ES, IF, 5.33%, 10/25/2035 (j)	24	24
Series 2005-84, Class XM, 5.75%, 10/25/2035	52	52
Series 2005-106, Class US, IF, 7.64%, 11/25/2035 (j)	22	22
Series 2006-9, Class KZ, 6.00%, 3/25/2036	143	146
Series 2006-22, Class AO, PO, 4/25/2036	76	64
Series 2006-27, Class OB, PO, 4/25/2036	605	482
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2006-27, Class OH, PO, 4/25/2036	22	19
Series 2006-20, Class IB, IF, IO, 1.97%, 4/25/2036 (j)	134	11
Series 2011-19, Class ZY, 6.50%, 7/25/2036	135	141
Series 2006-77, Class PC, 6.50%, 8/25/2036	104	107
Series 2006-110, PO, 11/25/2036	70	57
Series 2006-128, PO, 1/25/2037	68	55
Series 2007-10, Class Z, 6.00%, 2/25/2037	27	28
Series 2007-22, Class SC, IF, IO, 1.46%, 3/25/2037 (j)	22	—
Series 2007-54, Class IB, IF, IO, 1.79%, 6/25/2037 (j)	2,381	168
Series 2007-68, Class IA, IO, 6.50%, 6/25/2037	2	—
Series 2007-109, Class YI, IF, IO, 1.83%, 12/25/2037 (j)	1,354	87
Series 2008-91, Class SI, IF, IO, 1.38%, 3/25/2038 (j)	271	10
Series 2010-70, Class SA, IF, IO, 6.00%, 4/25/2038 (j)	467	71
Series 2008-62, Class SM, IF, IO, 1.58%, 7/25/2038 (j)	400	15
Series 2009-29, Class LA, 1.23%, 5/25/2039 (j)	214	177
Series 2009-52, Class PI, IO, 5.00%, 7/25/2039	147	27
Series 2009-112, Class ST, IF, IO, 1.63%, 1/25/2040 (j)	247	19
Series 2009-112, Class SW, IF, IO, 1.63%, 1/25/2040 (j)	162	10
Series 2010-10, Class NT, 5.00%, 2/25/2040	557	560
Series 2010-49, Class SC, IF, 3.43%, 3/25/2040 (j)	85	80
Series 2010-35, Class SB, IF, IO, 1.80%, 4/25/2040 (j)	263	17
Series 2010-129, Class PZ, 4.50%, 11/25/2040	1,109	1,030
Series 2011-126, Class KB, 4.00%, 12/25/2041	9,508	9,161
Series 2016-33, Class JA, 3.00%, 7/25/2045	9,278	8,572
Series 2016-38, Class NA, 3.00%, 1/25/2046	7,090	6,501
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	135

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2007-71, Class GZ, 6.00%, 7/25/2047	110	118
Series 2019-20, Class H, 3.50%, 5/25/2049	6,859	6,373
FNMA, REMIC Trust, Whole Loan
Series 2002-W7, Class 1, IO, 0.88%, 6/25/2029 (j)	2,957	64
Series 2001-W3, Class A, 7.00%, 9/25/2041 (j)	122	119
Series 2002-W10, IO, 0.91%, 8/25/2042 (j)	1,665	41
Series 2003-W4, Class 2A, 5.17%, 10/25/2042 (j)	62	62
Series 2004-W11, Class 11, IO, 0.35%, 5/25/2044 (j)	8,128	70
FNMA, REMIC, Whole Loan Series 2009-89, Class A1, 5.41%, 5/25/2035	83	82
FNMA, STRIPS
Series 266, Class 2, IO, 7.50%, 8/25/2024	4	—
Series 313, Class 1, PO, 6/25/2031	286	246
Series 380, Class S36, IF, IO, 3.28%, 7/25/2037 (j)	81	11
Series 383, Class 68, IO, 6.50%, 9/25/2037	49	9
Series 383, Class 86, IO, 7.00%, 9/25/2037 (j)	30	6
Series 383, Class 69, IO, 6.50%, 10/25/2037 (j)	69	13
GMACM Mortgage Loan Trust
Series 2003-J10, Class A1, 4.75%, 1/25/2019	11	11
Series 2005-AR3, Class 3A4, 3.18%, 6/19/2035 (j)	37	33
GNMA
Series 2014-60, Class W, 4.13%, 2/20/2029 (j)	412	404
Series 2002-13, Class QA, IF, IO, 3.46%, 2/16/2032 (j)	134	—
Series 2002-84, Class PH, 6.00%, 11/16/2032	269	268
Series 2003-18, Class PG, 5.50%, 3/20/2033	294	293
Series 2003-52, Class SB, IF, 3.52%, 6/16/2033 (j)	34	32
Series 2003-101, Class SK, IF, IO, 1.97%, 10/17/2033 (j)	505	1
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2004-2, Class SA, IF, 3.79%, 1/16/2034 (j)	136	128
Series 2004-19, Class KE, 5.00%, 3/16/2034	1,184	1,179
Series 2004-86, Class SP, IF, IO, 1.50%, 9/20/2034 (j)	167	2
Series 2004-90, Class SI, IF, IO, 1.50%, 10/20/2034 (j)	218	9
Series 2010-31, Class SK, IF, IO, 1.50%, 11/20/2034 (j)	142	5
Series 2004-105, Class SN, IF, IO, 1.50%, 12/20/2034 (j)	496	7
Series 2005-56, Class IC, IO, 5.50%, 7/20/2035	32	5
Series 2006-26, Class S, IF, IO, 1.90%, 6/20/2036 (j)	355	12
Series 2006-33, Class PK, 6.00%, 7/20/2036	118	120
Series 2009-81, Class A, 5.75%, 9/20/2036	67	68
Series 2007-7, Class EI, IF, IO, 1.60%, 2/20/2037 (j)	541	16
Series 2007-9, Class CI, IF, IO, 1.60%, 3/20/2037 (j)	333	14
Series 2007-17, Class JO, PO, 4/16/2037	37	30
Series 2007-16, Class KU, IF, IO, 2.05%, 4/20/2037 (j)	361	16
Series 2007-22, Class PK, 5.50%, 4/20/2037	563	568
Series 2007-26, Class SC, IF, IO, 1.60%, 5/20/2037 (j)	108	4
Series 2007-24, Class SA, IF, IO, 1.91%, 5/20/2037 (j)	526	24
Series 2009-16, Class SJ, IF, IO, 2.20%, 5/20/2037 (j)	531	20
Series 2008-34, Class OC, PO, 6/20/2037	107	95
Series 2009-106, Class XL, IF, IO, 2.15%, 6/20/2037 (j)	178	9
Series 2009-79, Class OK, PO, 11/16/2037	79	66
Series 2007-67, Class SI, IF, IO, 1.91%, 11/20/2037 (j)	104	3
Series 2008-40, Class SA, IF, IO, 1.81%, 5/16/2038 (j)	399	20
Series 2008-40, Class PS, IF, IO, 1.91%, 5/16/2038 (j)	169	6
SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2008-50, Class SA, IF, IO, 1.63%, 6/20/2038 (j)	749	28
Series 2008-49, Class PH, 5.25%, 6/20/2038	564	563
Series 2008-55, Class PL, 5.50%, 6/20/2038	522	526
Series 2009-12, Class IE, IO, 5.50%, 3/20/2039	204	16
Series 2009-75, Class IY, IO, 5.50%, 6/20/2039	242	13
Series 2009-72, Class SM, IF, IO, 1.66%, 8/16/2039 (j)	191	10
Series 2010-157, Class OP, PO, 12/20/2040	159	131
Series 2015-157, Class GA, 3.00%, 1/20/2045	344	319
Series 2012-H11, Class FA, 5.09%, 2/20/2062 (j)	2,239	2,236
Series 2012-H18, Class FA, 4.94%, 8/20/2062 (j)	281	279
Series 2013-H04, Class BA, 1.65%, 2/20/2063	8	7
Series 2013-H20, Class FB, 5.39%, 8/20/2063 (j)	964	967
Series 2013-H23, Class FA, 5.69%, 9/20/2063 (j)	1,931	1,940
Series 2015-H02, Class HA, 2.50%, 1/20/2065	1,749	1,691
Series 2015-H04, Class FL, 4.65%, 2/20/2065 (j)	4,447	4,423
Series 2015-H23, Class FB, 4.91%, 9/20/2065 (j)	4,450	4,428
Series 2015-H32, Class FH, 5.05%, 12/20/2065 (j)	505	503
Series 2016-H16, Class FD, 3.16%, 6/20/2066 (j)	6,397	6,322
Series 2016-H17, Class FC, 5.22%, 8/20/2066 (j)	4,037	3,996
Series 2017-H08, Class XI, IO, 2.13%, 3/20/2067 (j)	13,295	597
Series 2017-H11, Class XI, IO, 1.41%, 5/20/2067 (j)	34,463	1,534
Series 2017-H14, Class XI, IO, 1.23%, 6/20/2067 (j)	13,148	496
Series 2017-H14, Class AI, IO, 1.56%, 6/20/2067 (j)	18,728	1,176
Series 2017-H23, Class FA, 4.87%, 10/20/2067 (j)	19,056	18,937
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2019-H09, Class FA, 4.89%, 5/20/2069 (j)	13,205	13,124
Series 2021-H10, Class AF, 5.93%, 6/20/2071 (j)	24,918	25,489
Goodgreen Trust Series 2017-R1, 5.00%, 10/20/2051 ‡	4,825	4,608
GSR Mortgage Loan Trust
Series 2003-7F, Class 1A4, 5.25%, 6/25/2033	37	36
Series 2004-6F, Class 2A4, 5.50%, 5/25/2034	47	46
Series 2004-6F, Class 3A4, 6.50%, 5/25/2034	59	60
Series 2004-8F, Class 2A3, 6.00%, 9/25/2034	27	27
Series 2005-5F, Class 8A1, 5.12%, 6/25/2035 (j)	11	10
Series 2005-5F, Class 8A3, 5.12%, 6/25/2035 (j)	6	6
Headlands Residential LLC Series 2021-RPL1, Class NOTE, 2.49%, 9/25/2026 (a) (j)	15,000	14,204
Home RE Ltd. (Bermuda)
Series 2021-2, Class M1B, 6.08%, 1/25/2034 (a) (j)	9,565	9,470
Series 2022-1, Class M1C, 9.98%, 10/25/2034 (a) (j)	19,250	19,344
Impac CMB Trust
Series 2004-10, Class 3A1, 5.32%, 3/25/2035 (j)	226	210
Series 2004-10, Class 3A2, 5.42%, 3/25/2035 (j)	141	129
Impac Secured Assets CMN Owner Trust Series 2003-2, Class A1, 5.50%, 8/25/2033	4	4
JPMorgan Mortgage Trust
Series 2004-S2, Class 5A1, 5.50%, 12/25/2019	25	23
Series 2006-A2, Class 5A3, 4.18%, 11/25/2033 (j)	40	38
Series 2006-A2, Class 4A1, 3.65%, 8/25/2034 (j)	79	77
Series 2004-S1, Class 3A1, 5.50%, 9/25/2034	18	20
Series 2004-S2, Class 4A5, 6.00%, 11/25/2034	246	220
Series 2007-A1, Class 5A2, 4.00%, 7/25/2035 (j)	19	19
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	137

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
LHOME Mortgage Trust Series 2023-RTL1, Class A1, 7.87%, 1/25/2028 ‡ (a) (g)	19,140	19,225
MASTR Adjustable Rate Mortgages Trust Series 2004-13, Class 2A1, 4.06%, 4/21/2034 (j)	19	17
MASTR Alternative Loan Trust
Series 2004-10, Class 1A1, 4.50%, 9/25/2019	4	4
Series 2004-8, Class 6A1, 5.50%, 9/25/2019	—	—
Series 2005-1, Class 5A1, 5.50%, 1/25/2020	—	—
Series 2004-6, Class 7A1, 6.00%, 7/25/2034	203	192
Series 2004-6, Class 6A1, 6.50%, 7/25/2034	256	249
Series 2004-7, Class 30, PO, 8/25/2034	20	15
Series 2004-7, Class 3A1, 6.50%, 8/25/2034	15	15
MASTR Asset Securitization Trust
Series 2004-6, Class 15, PO, 7/25/2019 ‡	—	—
Series 2004-6, Class 3A1, 5.25%, 7/25/2019 ‡	—	—
Series 2004-P7, Class A6, 5.50%, 12/27/2033 (a)	37	29
Mastr Resecuritization Trust Series 2005-PO, Class 3, PO, 5/28/2035 (a)	10	6
Merrill Lynch Mortgage Investors Trust
Series 2004-C, Class A2, 5.75%, 7/25/2029 (j)	43	41
Series 2004-D, Class A3, 6.58%, 9/25/2029 (j)	53	50
Mill City Securities Ltd. (Cayman Islands) Series 2021-RS1, Class A2, 3.95%, 4/28/2066 ‡ (a) (j)	12,000	10,339
Morgan Stanley Mortgage Loan Trust
Series 2004-3, Class 4A, 5.65%, 4/25/2034 (j)	130	126
Series 2004-7AR, Class 2A6, 4.53%, 9/25/2034 (j)	45	44
NACC Reperforming Loan REMIC Trust Series 2004-R2, Class A1, 6.50%, 10/25/2034 (a) (j)	78	68
Ocwen Frn Series 2021-GNMSR1, 5.00%, 5/1/2030 ‡	23,393	23,159
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

PHH Mortgage Trust Series 2008-CIM2, Class 5A1, 6.00%, 7/25/2038	39	37
PMC PLS ESR Issuer LLC Series 2022-PLS1, Class A, 5.11%, 2/25/2027 (a) (g)	14,258	13,549
PMT Credit Risk Transfer Trust Series 2021-1R, Class A, 7.42%, 2/27/2024 (a) (j)	16,630	16,376
Prime Mortgage Trust Series 2004-CL1, Class 1A1, 6.00%, 2/25/2034	49	47
PRPM LLC Series 2021-2, Class A1, 2.12%, 3/25/2026 (a) (j)	14,273	13,350
Radnor RE Ltd. (Bermuda)
Series 2022-1, Class M1B, 11.23%, 9/25/2032 (a) (j)	12,600	13,000
Series 2021-1, Class M1B, 6.18%, 12/27/2033 (a) (j)	3,500	3,498
RALI Trust Series 2005-QS5, Class A4, 5.75%, 4/25/2035	827	672
RCO VI Mortgage LLC Series 2022-1, Class A1, 3.00%, 1/25/2027 (a) (g)	21,556	20,198
Residential Asset Securitization Trust
Series 2003-A8, Class A1, 3.75%, 10/25/2018	8	8
Series 2006-A6, Class 2A13, 6.00%, 7/25/2036	91	50
RSFR Series 2020-1, Class PT, 4.21%, 2/17/2025 ‡ (a) (g)	29,345	25,615
SACO I, Inc. Series 1997-2, Class 1A5, 7.00%, 8/25/2036 ‡ (a)	13	13
SART Series 2017-1, 4.75%, 7/15/2024 ‡	3,650	3,577
Seasoned Credit Risk Transfer Trust
Series 2017-4, Class MT, 3.50%, 6/25/2057	9,500	8,731
Series 2019-3, Class M55D, 4.00%, 10/25/2058	12,524	11,863
Series 2019-4, Class MB, 3.00%, 2/25/2059	42,941	33,998
Series 2021-1, Class BXS, 12.61%, 9/25/2060 (a) (j)	10,522	7,644
Series 2021-2, Class BXS, 10.97%, 11/25/2060 (a) (j)	4,998	3,841
Series 2022-1, Class MTU, 3.25%, 11/25/2061	31,097	27,311
Sequoia Mortgage Trust Series 2004-8, Class A2, 5.92%, 9/20/2034 (j)	199	185
SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series RR Trust
Series 2015-1, Class A, PO, 4/26/2048 ‡ (a)	3,000	2,595
Series 2015-1, Class B, PO, 4/26/2048 (a)	19,000	16,131
Structured Adjustable Rate Mortgage Loan Trust Series 2004-14, Class 1A, 3.93%, 10/25/2034 (j)	34	32
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
Series 2003-26A, Class 3A5, 5.16%, 9/25/2033 (j)	347	333
Series 2003-37A, Class 2A, 3.95%, 12/25/2033 (j)	60	56
Series 2003-37A, Class 1A, 4.37%, 12/25/2033 (j)	468	444
Towd Point Mortgage Trust
Series 2017-FRE2, Class M6, 4.00%, 11/25/2047 ‡ (a) (g)	5,047	4,767
Series 2021-R1, Class A1, 2.92%, 11/30/2060 (a) (j)	38,588	30,670
Series 2021-R1, Class A2C, 3.31%, 11/30/2060 (a)	30,000	27,785
Vendee Mortgage Trust
Series 1996-2, Class 1Z, 6.75%, 6/15/2026	96	97
Series 1998-1, Class 2E, 7.00%, 3/15/2028	316	316
Series 1999-1, Class 2Z, 6.50%, 1/15/2029	50	49
VM Master Issuer LLC Series 2022-1, Class B, 6.88%, 5/24/2025 ‡ (a) (j)	24,155	21,976
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR8, Class A, 4.17%, 8/25/2033 (j)	71	68
Series 2003-AR9, Class 1A6, 4.12%, 9/25/2033 (j)	48	44
Series 2004-AR3, Class A1, 3.16%, 6/25/2034 (j)	19	17
Series 2004-AR3, Class A2, 3.16%, 6/25/2034 (j)	171	156
Series 2004-S2, Class 2A4, 5.50%, 6/25/2034	142	138
Series 2004-AR11, Class A, 4.14%, 10/25/2034 (j)	151	136
Series 2005-AR2, Class 2A21, 5.28%, 1/25/2045 (j)	19	18
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Washington Mutual Mortgage Pass-Through Certificates WMALT Trust Series 2005-4, Class CB7, 5.50%, 6/25/2035	284	258
Washington Mutual MSC Mortgage Pass-Through Certificates Trust Series 2004-RA1, Class 2A, 7.00%, 3/25/2034	92	89
Wells Fargo Mortgage-Backed Securities Trust
Series 2004-K, Class 1A2, 3.61%, 7/25/2034 (j)	45	46
Series 2004-U, Class A1, 4.02%, 10/25/2034 (j)	82	76
Total Collateralized Mortgage Obligations (Cost $740,886)		675,895
Foreign Government Securities — 0.7%
Dominican Republic Government Bond
5.95%, 1/25/2027 (k)	2,500	2,446
4.88%, 9/23/2032 (a)	1,310	1,094
6.00%, 2/22/2033 (a)	4,043	3,658
6.00%, 2/22/2033 (k)	5,400	4,886
5.88%, 1/30/2060 (a)	3,545	2,646
Federal Republic of Nigeria
6.50%, 11/28/2027 (k)	6,550	5,404
6.13%, 9/28/2028 (a)	2,880	2,279
7.14%, 2/23/2030 (k)	2,700	2,082
8.75%, 1/21/2031 (k)	3,800	3,135
7.38%, 9/28/2033 (a)	2,327	1,687
Federative Republic of Brazil 4.75%, 1/14/2050	4,100	2,940
Hungary Government Bond
5.50%, 6/16/2034 (a)	1,640	1,568
6.75%, 9/25/2052 (a)	1,245	1,276
Islamic Republic of Pakistan 6.00%, 4/8/2026 (a)	5,784	2,560
Kingdom of Bahrain
7.00%, 10/12/2028 (k)	2,500	2,556
5.45%, 9/16/2032 (a)	1,677	1,509
Kingdom of Saudi Arabia 5.00%, 1/18/2053 (a)	4,038	3,685
Province of Alberta 3.30%, 3/15/2028	24,500	23,171
Province of Quebec 6.35%, 1/30/2026	300	310
Republic of Angola 8.75%, 4/14/2032 (a)	4,086	3,688
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	139

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
Republic of Colombia
10.38%, 1/28/2033	370	411
7.50%, 2/2/2034	1,491	1,410
Republic of Cote d'Ivoire
5.75%, 12/31/2032 (g) (k)	2,806	2,543
6.13%, 6/15/2033 (k)	866	745
6.88%, 10/17/2040 (k)	EUR 3,400	2,643
Republic of Ecuador 2.50%, 7/31/2035 (g) (k)	3,600	1,257
Republic of Indonesia 5.65%, 1/11/2053	805	815
Republic of Kenya
8.00%, 5/22/2032 (k)	5,300	4,525
6.30%, 1/23/2034 (a)	4,299	3,213
8.25%, 2/28/2048 (k)	1,500	1,144
Republic of Paraguay
5.00%, 4/15/2026 (k)	1,080	1,053
3.85%, 6/28/2033 (a)	503	424
5.60%, 3/13/2048 (k)	2,489	2,136
5.40%, 3/30/2050 (k)	7,500	6,276
Republic of Philippines 5.50%, 1/17/2048	606	614
Republic of Poland 5.75%, 11/16/2032	1,256	1,314
Republic of Senegal 6.75%, 3/13/2048 (k)	3,800	2,665
Republic of South Africa 4.30%, 10/12/2028	5,542	4,905
Romania Government Bond 3.00%, 2/14/2031 (a)	2,100	1,696
Sultanate of Oman Government Bond
5.63%, 1/17/2028 (k)	2,850	2,789
6.25%, 1/25/2031 (a)	1,193	1,203
Turkiye Ihracat Kredi Bankasi A/S 9.38%, 1/31/2026 (a)	1,289	1,270
United Mexican States
3.75%, 1/11/2028	376	351
5.00%, 4/27/2051	2,420	2,028
Total Foreign Government Securities (Cost $142,998)		120,010
Loan Assignments — 0.4% (c) (n)
Auto Components — 0.0% ^
Adient US LLC, Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 7.88%, 4/10/2028	4,580	4,574
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Beverages — 0.0% ^
Triton Water Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 8.23%, 3/31/2028	4,925	4,575
Containers & Packaging — 0.0% ^
Graham Packaging Co., Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 7.63%, 8/4/2027	3,417	3,396
Diversified Financial Services — 0.0% ^
Thor, 1st Lien Term Loan C (ICE LIBOR USD 1 Month + 4.25%), 4.25%, 2/11/2030 ‡	1,884	1,808
Electrical Equipment — 0.0% ^
Cortes NP Acquisition Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 7.32%, 3/2/2027	3,153	3,112
Entertainment — 0.0% ^
Delta 2 (Lux) SARL, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 7.87%, 1/15/2030 (o)	2,825	2,830
Food & Staples Retailing — 0.0% ^
Moran Foods LLC, 2nd Lien Term Loan (3-MONTH CME TERM SOFR + 9.50%), 14.18%, 12/31/2026	1,058	737
Moran Foods, LLC, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 7.25%), 11.93%, 6/30/2026	937	781
		1,518
Internet & Direct Marketing Retail — 0.1%
GoodRx, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 7.38%, 10/10/2025	5,550	5,465
IT Services — 0.0% ^
MH Sub I LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 8.38%, 9/13/2024	3,212	3,185
Leisure Products — 0.0% ^
FGI Operating Co. LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 11.00%), 12.00%, 5/16/2023 ‡ (i)	143	16
Machinery — 0.0% ^
Alliance Laundry Systems LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 8.31%, 10/8/2027	4,364	4,321
SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Personal Products — 0.1%
Nestle Skin Health SA, Term Loan B (Luxembourg) (ICE LIBOR USD 3 Month + 3.75%), 8.48%, 10/1/2026	6,164	5,988
Road & Rail — 0.0% ^
First Student Bidco, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 7.73%, 7/21/2028	3,055	2,912
First Student Bidco, Inc., 1st Lien Term Loan C (ICE LIBOR USD 3 Month + 3.00%), 7.73%, 7/21/2028	1,139	1,086
		3,998
Software — 0.1%
Genesys Telecom Holdings US, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 8.63%, 12/1/2027	6,120	6,059
Specialty Retail — 0.1%
AppleCaramel Buyer LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 8.37%, 10/19/2027 (o)	4,128	4,060
Claire's Stores, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 6.50%), 11.13%, 12/18/2026 (p)	1,494	1,378
Petco Health and Wellness Co., Inc., Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.09%, 3/3/2028 (o)	4,500	4,450
		9,888
Total Loan Assignments (Cost $61,754)		60,733
U.S. Government Agency Securities — 0.3%
Resolution Funding Corp. STRIPS
3.86%, 4/15/2030 (m)	20,500	14,947
DN, 3.80%, 4/15/2030 (m)	43,000	31,352
Total U.S. Government Agency Securities (Cost $50,209)		46,299
Municipal Bonds — 0.1% (q)
California — 0.1%
Alameda County Joint Powers Authority, Multiple Capital Projects Series 2010A, Rev., 7.05%, 12/1/2044	200	246
City of Los Angeles Department of Airports, Federally Taxable Build America Bonds Direct Payment to Issuer Series 2009C, Rev., 6.58%, 5/15/2039	960	1,065
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued
Regents of the University of California Medical Center Pooled Series 2020N, Rev., 3.71%, 5/15/2120	1,820	1,213
State of California, Various Purpose GO, 7.35%, 11/1/2039	1,980	2,428
University of California, Taxable Series 2012AD, Rev., 4.86%, 5/15/2112	774	702
Total California		5,654
Colorado — 0.0% ^
Colorado Health Facilities Authority, Covenant Living Communities and Services
Series 2020B, Rev., 2.80%, 12/1/2026	1,175	1,092
Series 2020B, Rev., 3.36%, 12/1/2030	2,350	2,056
Total Colorado		3,148
District of Columbia — 0.0% ^
District of Columbia, Water and Sewer Authority, Public Utility, Senior Lien Series 2014A, Rev., 4.81%, 10/1/2114	345	316
Missouri — 0.0% ^
Health and Educational Facilities Authority of the State of Missouri, The Washington University Series 2020A, Rev., 3.23%, 5/15/2050	3,000	2,255
New York — 0.0% ^
New York State Dormitory Authority, State Personal Income Tax, General Purpose
Series 2010H, Rev., 5.29%, 3/15/2033	560	568
Series 2010H, Rev., 5.39%, 3/15/2040	1,165	1,203
Port Authority of New York and New Jersey, Consolidated
Series 164, Rev., 5.65%, 11/1/2040	1,450	1,546
Series 165, Rev., 5.65%, 11/1/2040	155	165
Series 174, Rev., 4.46%, 10/1/2062	740	675
Total New York		4,157
Ohio — 0.0% ^
American Municipal Power, Inc., Meldahl Hydroelectric Project Series 2010B, Rev., 7.50%, 2/15/2050	1,040	1,299
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	141

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Ohio — continued
Ohio State University (The), General Receipts Series 2011-A, Rev., 4.80%, 6/1/2111	1,563	1,413
Ohio University, General Receipts, Federally Taxable Rev., 5.59%, 12/1/2114	2,000	1,888
Total Ohio		4,600
Total Municipal Bonds (Cost $22,612)		20,130
	SHARES (000)
Common Stocks — 0.1%
Communications Equipment — 0.0% ^
Goodman Networks, Inc. ‡ *	38	—
Diversified Financial Services — 0.0% ^
ACC Claims Holdings LLC ‡ * (r)	1,551	4
Energy Equipment & Services — 0.0% ^
Telford Offshore Holdings Ltd. (Cayman Islands) ‡ *	34	—
Food & Staples Retailing — 0.0% ^
Moran Foods Backstop Equity ‡ *	61	152
Independent Power and Renewable Electricity Producers — 0.0% ^
Vistra Corp.	3	75
Internet & Direct Marketing Retail — 0.0% ^
MYT Holding Co. ‡ *	935	716
Media — 0.0% ^
Clear Channel Outdoor Holdings, Inc. *	502	889
iHeartMedia, Inc., Class A *	127	919
		1,808
Oil, Gas & Consumable Fuels — 0.1%
Chesapeake Energy Corp.	44	3,580
EP Energy Corp. ‡ *	75	525
Gulfport Energy Corp. *	59	3,880
		7,985
Professional Services — 0.0% ^
Neiman Marcus ‡ *	2	248
NMG, Inc. ‡ *	9	1,385
		1,633
Specialty Retail — 0.0% ^
Claire's Stores, Inc. ‡ *	2	625
INVESTMENTS	SHARES (000)	VALUE ($000)

Wireless Telecommunication Services — 0.0% ^
Intelsat SA (Luxembourg) ‡ *	70	1,712
Total Common Stocks (Cost $13,142)		14,710
Convertible Preferred Stocks — 0.0% ^
Specialty Retail — 0.0% ^
Claire's Stores, Inc. ‡ * (Cost $428)	1	3,418
Preferred Stocks — 0.0% ^
Communications Equipment — 0.0% ^
Goodman Networks, Inc. ‡ *	46	—
Internet & Direct Marketing Retail — 0.0% ^
MYT Holding LLC Series A, 10.00%, 6/6/2029 ‡	2,070	1,853
Total Preferred Stocks (Cost $2,145)		1,853
	NO. OF WARRANTS (000)
Warrants — 0.0% ^
Diversified Telecommunication Services — 0.0% ^
Windstream Holdings, Inc. expiring 12/31/2049, price 10.75 USD ‡ *	6	43
Media — 0.0% ^
Nmg Research Ltd. expiring 9/24/2027, price 1.00 USD (United Kingdom) ‡ *	33	998
Total Warrants (Cost $—)		1,041
	PRINCIPAL AMOUNT ($000)
Convertible Bonds — 0.0% ^
Oil, Gas & Consumable Fuels — 0.0% ^
Gulfport Energy Corp. 10.00% (Cash), 3/2/2023 ‡ (b) (d) (e) (Cost $141)	—	699
	NO. OF RIGHTS (000)
Rights — 0.0% ^
Diversified Telecommunication Services — 0.0% ^
Intelsat Jackson Holdings SA, expiring 12/5/2025 (Luxembourg) ‡ *	15	—
SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	NO. OF RIGHTS (000)	VALUE ($000)
Rights — continued
Independent Power and Renewable Electricity Producers — 0.0% ^
Vistra Corp., expiring 12/31/2049 ‡ *	104	133
Total Rights (Cost $—)		133
	SHARES (000)
Short-Term Investments — 5.1%
Investment Companies — 5.1%
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.66% (t) (u) (Cost $826,837)	826,522	826,935
Investment of Cash Collateral from Securities Loaned — 0.0% ^
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.78% (t) (u)	120	120
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.43% (t) (u)	428	428
Total Investment of Cash Collateral from Securities Loaned (Cost $548)		548
Total Short-Term Investments (Cost $827,385)		827,483
Total Investments — 102.3% (Cost $18,608,802)		16,749,877
Liabilities in Excess of Other Assets — (2.3)%		(377,786)
NET ASSETS — 100.0%		16,372,091

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of February 28, 2023.
CLO	Collateralized Loan Obligations
CME	Chicago Mercantile Exchange
CSMC	Credit Suisse Mortgage Trust
DN	Discount Notes
EUR	Euro
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
GNMA	Government National Mortgage Association
GO	General Obligation
HB
High Coupon Bonds (a.k.a. "IOettes") represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO's the owner also has a right to receive a very small portion of principal.
The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

ICE	Intercontinental Exchange
IF
Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of
February 28, 2023. The rate may be subject to a cap and floor.

IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
PO
Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying
mortgages of these securities increase, the yield on these
securities increases.

PT	Limited liability company
REMIC	Real Estate Mortgage Investment Conduit
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
Rev.	Revenue
SCA	Limited partnership with share capital
SOFR	Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	143

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2023.
(d)	Security is an interest bearing note with preferred security characteristics.
(e)
Security is perpetual and thus, does not have a
predetermined maturity date. The coupon rate for this
security is fixed for a period of time and may be
structured to adjust thereafter. The date shown, if
applicable, reflects the next call date. The coupon rate
shown is the rate in effect as of February 28, 2023.

(f)
Contingent Capital security (“CoCo”). CoCos are hybrid
debt securities that may be convertible into equity or
may be written down if a pre-specified trigger event
occurs. The total value of aggregate CoCo holdings at
February 28, 2023 is $48,148 or 0.29% of the
Fund’s net assets as of February 28, 2023 .

(g)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of February 28, 2023.

(h)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(i)	Defaulted security.
(j)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 28, 2023.

(k)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(l)	All or a portion of this security is deposited with the broker as initial margin for futures contracts or centrally cleared swaps.
(m)	The rate shown is the effective yield as of February 28, 2023.
(n)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(o)	All or a portion of this security is unsettled as of February 28, 2023. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(p)	Fund is subject to legal or contractual restrictions on the resale of the security.
(q)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(r)	The security or a portion of this security is on loan at February 28, 2023. The total value of securities on loan at February 28, 2023 is $1.
(t)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(u)	The rate shown is the current yield as of February 28, 2023.
Futures contracts outstanding as of February 28, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 10 Year Note	8,790	06/21/2023	USD	981,733	(1,598)
U.S. Treasury 10 Year Ultra Note	1,350	06/21/2023	USD	158,372	(94)
U.S. Treasury Long Bond	661	06/21/2023	USD	82,914	(366)
U.S. Treasury Ultra Bond	1,402	06/21/2023	USD	190,234	1,950
U.S. Treasury 2 Year Note	5,849	06/30/2023	USD	1,191,688	(3,011)
U.S. Treasury 5 Year Note	1,696	06/30/2023	USD	181,618	(176)
					(3,295)
Short Contracts
U.S. Treasury Long Bond	(25)	06/21/2023	USD	(3,136)	14
U.S. Treasury 10 Year Note	(416)	06/21/2023	USD	(46,462)	25
U.S. Treasury 5 Year Note	(251)	06/30/2023	USD	(26,879)	25
					64
					(3,231)

SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. Morgan Income Funds	February 28, 2023

Abbreviations
USD	United States Dollar
Forward foreign currency exchange contracts outstanding as of February 28, 2023 (amounts in thousands):

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
JPY	10,207,956	USD	77,780	Citibank, NA	3/15/2023	(2,668)
Net unrealized depreciation						(2,668)

Abbreviations
JPY	Japanese Yen
USD	United States Dollar
Over-the-Counter ("OTC") Credit default swap contracts outstanding — buy protection (*) as of February 28, 2023 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
Federative Republic of Brazil, 4.25%, 1/07/2025	1.00	Quarterly	Barclays Bank plc	6/20/2024	0.89	USD 75,000	421	(672)	(251)

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
USD	United States Dollar
Centrally Cleared Credit default swap contracts outstanding - buy protection(*) as of February 28, 2023 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.HY.39-V1	5.00	Quarterly	12/20/2027	4.61	USD 262,150	11,442	(17,858)	(6,416)

SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	145

JPMorgan Core Plus Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
CDX	Credit Default Swap Index
USD	United States Dollar
Summary of total OTC swap contracts outstanding as of February 28, 2023 (amounts in thousands):

	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)
Liabilities
OTC Credit default swap contracts outstanding - buy protection	421	(251)
SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. Morgan Income Funds	February 28, 2023

JPMorgan Floating Rate Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — 85.4% (a)
Aerospace & Defense — 1.8%
Spirit Aerosystems, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.50%), 9.18%, 1/15/2027 (b)	793	793
TransDigm Group Inc., 1st Lien Term Loan F (ICE LIBOR USD 3 Month + 2.25%), 6.98%, 8/31/2028 (b)	1,538	1,534
Ultra Resources, Inc., 1st Lien Term Loan B (ICE LIBOR USD 6 Month + 3.75%), 8.81%, 8/3/2029 (b)	1,717	1,699
Vertex Aerospace Services Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 8.13%, 12/6/2028 (b)	1,653	1,645
		5,671
Airlines — 1.0%
AAdvantage Loyality IP Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.75%), 9.56%, 4/20/2028 (b) (c)	1,200	1,228
United Airlines, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 5.25%), 10.00%, 6/21/2027 (b)	1,080	1,124
WestJet Airlines Ltd., Term Loan Non-Revolving (Canada) (ICE LIBOR USD 1 Month + 3.00%), 7.59%, 12/11/2026 (b)	889	844
		3,196
Auto Components — 1.7%
Adient US LLC, Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 7.88%, 4/10/2028 (b)	2,035	2,032
DexKo Global, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 8.48%, 10/4/2028 (b)	1,302	1,218
Truck Hero, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 8.38%, 1/31/2028 (b)	1,327	1,199
Wheel Pros, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.50%), 9.32%, 5/11/2028 (b) (c)	1,405	1,001
		5,450
Automobiles — 0.3%
Holley, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 8.64%, 11/17/2028 (b)	964	786
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Beverages — 0.8%
Triton Water Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 8.23%, 3/31/2028 (b)	1,600	1,486
Tropicana, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.25%), 7.93%, 1/24/2029 (b)	998	905
		2,391
Building Products — 1.4%
Advanced Drainage Systems, Inc., Term Loan Non-Revolving (1-MONTH CME TERM SOFR + 2.25%), 6.92%, 7/31/2026 (b)	1,188	1,193
Griffon Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.50%), 7.20%, 1/24/2029 (b)	1,568	1,554
Quikrete Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 7.63%, 3/19/2029 (b)	1,498	1,490
		4,237
Capital Markets — 0.4%
Duff & Phelps Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 8.31%, 4/9/2027 (b)	1,352	1,295
Chemicals — 3.6%
Gates Global LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 7.13%, 3/31/2027 (b)	1,491	1,483
Gates Global LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.12%, 11/16/2029 (b)	249	249
Gemini HDPE LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 7.83%, 12/31/2027 (b)	1,520	1,514
INEOS Enterprises Holdings Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 8.23%, 8/28/2026 (b)	2,226	2,209
INEOS US Finance LLC, 1st Lien Term Loan B (3-MONTH SOFR + 3.75%), 3.75%, 2/10/2030 (b) (c)	2,005	1,988
INEOS US Petrochem LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 7.38%, 1/29/2026 (b)	915	909
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	147

JPMorgan Floating Rate Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Chemicals — continued
PQ Corp., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.50%), 7.33%, 6/9/2028 (b)	1,714	1,706
Trinseo Materials Operating SCA, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 6.63%, 9/6/2024 (b)	1,218	1,200
		11,258
Commercial Services & Supplies — 3.7%
Allied Universal Holdco LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 8.47%, 5/12/2028 (b)	1,302	1,253
API Group DE, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 7.13%, 10/1/2026 (b)	1,449	1,447
Garda World Security Corp., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 8.85%, 10/30/2026 (b)	1,540	1,534
Harsco Corp., Term Loan B-3 (1-MONTH CME TERM SOFR + 2.25%), 6.98%, 3/10/2028 (b) (c)	1,200	1,157
Intrado Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.00%), 8.68%, 1/31/2030 (b) (c)	1,000	992
Madison IAQ LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 7.99%, 6/21/2028 (b)	2,060	1,959
Prime Security Services Borrower LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 7.52%, 9/23/2026 (b)	3,131	3,123
		11,465
Communications Equipment — 1.3%
Ciena Corporation, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.50%), 7.06%, 1/18/2030 (b)	1,550	1,546
CommScope, Inc., 1st Lien Term Loan B-2 (Netherlands) (ICE LIBOR USD 1 Month + 3.25%), 7.88%, 4/6/2026 (b)	2,687	2,605
		4,151
Construction & Engineering — 1.7%
Osmose Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 7.88%, 6/23/2028 (b)	2,112	2,034
Pike Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.12%, 1/21/2028 (b)	808	805
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Construction & Engineering — continued
Pike Corp., Delayed Draw Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 7.64%, 1/21/2028 (b)	1,638	1,628
Zekelman Industries, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 2.00%), 6.73%, 1/24/2027 (b)	790	780
		5,247
Containers & Packaging — 3.0%
BWAY Intermediate Company Inc., 1st Lien Term Loan B (3-MONTH SOFR + 4.00%), 8.56%, 8/14/2026 (b) (c)	1,775	1,757
Graham Packaging Co., Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 7.63%, 8/4/2027 (b)	1,531	1,521
LABL, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.00%), 9.57%, 10/29/2028 (b)	1,541	1,502
Pactiv Evergreen Group Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 7.88%, 9/24/2028 (b)	609	606
Reynolds Group Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 7.88%, 2/5/2026 (b)	1,156	1,152
Ring Container Technologies LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 8.13%, 8/12/2028 (b)	1,579	1,564
Tekni-Plex, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.00%), 8.73%, 9/15/2028 (b)	1,285	1,262
		9,364
Diversified Consumer Services — 1.5%
Conservice Midco LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.25%), 8.88%, 5/13/2027 (b)	1,038	1,023
Ensemble RCM LLC, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.75%), 8.53%, 8/3/2026 (b)	1,131	1,129
Interior Logic Group, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 8.13%, 4/3/2028 (b)	1,346	965
St. George's University Scholastic Services LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 7.97%, 2/10/2029 (b)	1,513	1,491
		4,608
SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Diversified Financial Services — 0.8%
Sabre Holdings Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 8.13%, 12/17/2027 (b)	1,096	986
Trans Union LLC, Term Loan B-6 (ICE LIBOR USD 1 Month + 2.25%), 6.88%, 12/1/2028 (b)	1,427	1,418
		2,404
Diversified Telecommunication Services — 1.6%
CenturyLink, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 6.88%, 3/15/2027 (b)	1,306	1,078
Cincinnati Bell, Inc., 1st Lien Term Loan B-2 (1-MONTH CME TERM SOFR + 3.25%), 7.97%, 11/22/2028 (b)	1,112	1,103
Intelsat Jackson Holdings SA, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 4.25%), 9.08%, 2/1/2029 (b)	2,321	2,292
Numericable U.S. LLC, 1st Lien Term Loan B-14 (3-MONTH SOFR + 5.50%), 10.17%, 8/15/2028 (b)	636	615
		5,088
Electric Utilities — 1.6%
Astoria Energy LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 8.07%, 12/10/2027 (b)	1,283	1,272
Carroll County Energy LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 8.23%, 2/16/2026 (b)	1,025	979
Exelon Corp., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.50%), 7.46%, 12/15/2027 (b)	1,500	1,495
PG&E Corp., Exit Term Loan (ICE LIBOR USD 1 Month + 3.00%), 7.69%, 6/23/2025 (b)	1,254	1,247
		4,993
Electrical Equipment — 2.0%
AZZ Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.25%), 8.97%, 5/13/2029 (b)	1,487	1,486
Brookfield WEC Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 7.38%, 8/1/2025 (b)	2,510	2,498
Cortes NP Acquisition Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 7.32%, 3/2/2027 (b)	2,218	2,189
		6,173
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electronic Equipment, Instruments & Components — 1.0%
Ingram Micro, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 8.23%, 6/30/2028 (b)	1,533	1,524
Mirion Technologies, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 2.75%), 7.48%, 10/20/2028 (b)	1,510	1,497
		3,021
Energy Equipment & Services — 1.0%
Medallion Midland Acquisition LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.75%), 8.59%, 10/18/2028 (b)	1,405	1,401
WhiteWater Whistler Holdings, 1st Lien Term Loan B (3-MONTH SOFR + 3.25%), 3.25%, 2/15/2030 (b) (c)	1,705	1,701
		3,102
Entertainment — 2.2%
Banijay Entertainment, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 8.32%, 3/1/2025 (b)	1,695	1,687
Delta 2 (Lux) SARL, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 7.87%, 1/15/2030 (b)	2,000	2,003
NAI Entertainment Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 7.14%, 5/8/2025 (b)	1,383	1,295
WMG Acquisition Corp., 1st Lien Term Loan G (ICE LIBOR USD 1 Month + 2.13%), 6.76%, 1/20/2028 (b)	1,847	1,838
		6,823
Food & Staples Retailing — 2.4%
Moran Foods LLC, 2nd Lien Term Loan (3-MONTH CME TERM SOFR + 9.50%), 14.18%, 12/31/2026 (b)	2,560	1,783
Moran Foods, LLC, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 7.25%), 11.93%, 6/30/2026 (b)	3,450	2,954
United Natural Foods, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 7.98%, 10/22/2025 (b)	1,341	1,343
Utz Quality Foods LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 7.73%, 1/20/2028 (b)	1,310	1,308
		7,388
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	149

JPMorgan Floating Rate Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Food Products — 0.5%
B&G Foods, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 7.13%, 10/10/2026 (b)	609	582
Shearer's Foods LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 8.13%, 9/23/2027 (b)	1,074	1,044
		1,626
Health Care Equipment & Supplies — 2.6%
Chamberlain Group LLC (The), 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 7.88%, 11/3/2028 (b)	1,596	1,536
Insulet Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 7.98%, 5/4/2028 (b)	3,168	3,161
Medline, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 7.88%, 10/23/2028 (b) (c)	3,452	3,325
		8,022
Health Care Providers & Services — 5.8%
AHP Health Partners, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 8.13%, 8/24/2028 (b)	1,147	1,138
CVS Holdings, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.25%), 8.88%, 8/31/2026 (b)	1,299	1,153
Envision Healthcare Corp., 1st Lien Term Loan
(3-MONTH CME TERM SOFR + 3.75%), 8.33%, 3/31/2027 (b)	2,755	496
(3-MONTH CME TERM SOFR + 4.25%), 8.83%, 3/31/2027 (b)	1,125	435
ICON Luxembourg SARL, 1st Lien Term Loan B, (Luxembourg)
(ICE LIBOR USD 3 Month + 2.25%), 7.00%, 7/3/2028 (b)	1,019	1,018
(ICE LIBOR USD 3 Month + 2.25%), 7.00%, 7/3/2028 (b)	254	254
LifePoint Health, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 8.58%, 11/16/2025 (b)	858	819
Option Care Health, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 7.38%, 10/27/2028 (b)	1,505	1,503
PAREXEL International Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 7.88%, 11/15/2028 (b)	2,704	2,646
Pathway Vet Alliance LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 8.38%, 3/31/2027 (b)	1,025	895
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care Providers & Services — continued
PCI Pharma Services, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.50%), 8.23%, 11/30/2027 (b)	1,526	1,494
Pearl Intermediate Parent LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 7.38%, 2/14/2025 (b)	321	304
Pearl Intermediate Parent LLC, 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 3.50%), 8.13%, 2/14/2025 (b)	827	787
PetVet Care Centers LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 7.88%, 2/14/2025 (b)	738	699
Radiology Partners, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 8.88%, 7/9/2025 (b) (c)	1,250	1,066
Team Health Holdings, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 5.25%), 9.87%, 3/2/2027 (b) (c)	1,215	1,019
U.S. Renal Care, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.00%), 9.69%, 6/26/2026 (b)	960	637
WIRB-Copernicus Group, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 8.95%, 1/8/2027 (b)	1,993	1,899
		18,262
Hotels, Restaurants & Leisure — 2.4%
Caesars Entertainment, Inc., 1st Lien Term Loan B (3-MONTH SOFR + 3.25%), 7.97%, 2/6/2030 (b)	1,967	1,962
Flutter Entertainment plc, 1st Lien Term Loan B (Ireland) (3-MONTH CME TERM SOFR + 3.25%), 8.09%, 7/22/2028 (b)	1,227	1,227
IRB Holding Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.00%), 7.69%, 12/15/2027 (b)	1,292	1,274
UFC Holdings LLC, 1st Lien Term Loan B-3 (ICE LIBOR USD 3 Month + 2.75%), 7.57%, 4/29/2026 (b)	601	599
Whataburger, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 7.88%, 8/3/2028 (b) (c)	2,449	2,408
		7,470
Household Durables — 0.8%
Cabinetworks, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 8.98%, 5/17/2028 (b)	920	772
SEE NOTES TO FINANCIAL STATEMENTS.

150	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Household Durables — continued
MI Windows & Doors, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.22%, 12/18/2027 (b)	712	707
Traeger Grills, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 8.08%, 6/29/2028 (b)	1,293	1,030
		2,509
Independent Power and Renewable Electricity Producers — 0.8%
Calpine Construction Finance Co. LP, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 6.63%, 1/15/2025 (b)	1,796	1,792
Invenergy LLC, Term Loan (1-MONTH CME TERM SOFR + 3.75%), 8.48%, 8/28/2025 (b)	730	727
		2,519
Insurance — 2.3%
Asurion LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 7.88%, 7/31/2027 (b)	1,347	1,254
Asurion LLC, 1st Lien Term Loan B-11 (3-MONTH SOFR + 4.25%), 7.57%, 11/3/2024 (b)	799	795
Asurion LLC, 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 5.25%), 9.88%, 1/31/2028 (b)	1,510	1,285
Asurion LLC, Term Loan B-10 (3-MONTH CME TERM SOFR + 4.00%), 8.68%, 8/19/2028 (b)	694	650
HUB International Ltd., 1st Lien Term Loan B (ICE LIBOR USD 2 Month + 3.00%; ICE LIBOR USD 3 Month + 3.00%), 7.82%, 4/25/2025 (b)	1,490	1,485
USI, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.75%), 8.33%, 11/22/2029 (b)	1,786	1,781
		7,250
Internet & Direct Marketing Retail — 1.2%
Getty Images, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.50%), 9.22%, 2/19/2026 (b)	1,342	1,339
GoodRx, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 7.38%, 10/10/2025 (b)	1,370	1,349
Shutterfly, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.00%), 9.63%, 9/25/2026 (b)	1,996	1,096
		3,784
IT Services — 1.5%
Ancestry.com, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 7.97%, 12/6/2027 (b)	1,647	1,548
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

IT Services — continued
MH Sub I LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 8.38%, 9/13/2024 (b)	1,688	1,673
Virtusa Corp., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 3.75%), 8.38%, 2/11/2028 (b)	619	615
(1-MONTH CME TERM SOFR + 3.75%), 8.47%, 2/15/2029 (b)	981	975
		4,811
Leisure Products — 0.5%
FGI Operating Co. LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 11.00%), 12.00%, 5/16/2023 ‡ (b) (d)	3,879	423
Hercules Achievement, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 8.07%, 12/16/2024 (b)	1,024	989
Hercules Achievement, Inc., 1st Lien Term Loan B (3-MONTH SOFR + 5.00%), 6.00%, 12/15/2026 (b)	235	227
		1,639
Life Sciences Tools & Services — 0.9%
Albany Molecular Research, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.75%; 3-MONTH CME TERM SOFR + 3.75%), 8.53%, 8/30/2026 (b)	1,756	1,501
Avantor Funding, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 6.88%, 11/8/2027 (b)	1,245	1,242
		2,743
Machinery — 2.9%
Alliance Laundry Systems LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 8.31%, 10/8/2027 (b)	3,744	3,707
SPX Flow, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.50%), 9.22%, 4/5/2029 (b) (c)	1,023	969
Sundyne, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 8.98%, 3/17/2027 (b)	1,726	1,683
Thyssenkrupp Elevator, 1st Lien Term Loan B-1 (ICE LIBOR USD 6 Month + 3.50%), 8.60%, 7/30/2027 (b) (c)	1,540	1,504
Titan Acquisition Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 8.15%, 3/28/2025 (b)	1,176	1,126
		8,989
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	151

JPMorgan Floating Rate Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Media — 6.8%
Altice Financing SA, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 5.00%), 9.57%, 10/28/2027 (b)	1,922	1,915
Charter Communications Operating LLC, 1st Lien Term Loan B-2 (1-MONTH CME TERM SOFR + 1.75%), 6.37%, 2/1/2027 (b) (c)	1,265	1,253
Clear Channel Outdoor Holdings, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%; ICE LIBOR USD 3 Month + 3.50%), 8.33%, 8/21/2026 (b)	3,837	3,629
CSC Holdings LLC, Term Loan B-6 (1-MONTH CME TERM SOFR + 4.50%), 9.06%, 1/17/2028 (b)	2,755	2,576
DIRECTV Financing LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 5.00%), 9.63%, 8/2/2027 (b)	1,763	1,713
E.W. Scripps Co. (The), 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 2.75%), 7.32%, 1/7/2028 (b)	1,523	1,500
Gray Television, Inc., 1st Lien Term Loan B
7.07%, 3/1/2023 (e)	259	259
(ICE LIBOR USD 1 Month + 2.50%), 7.07%, 1/2/2026 (b)	548	540
Gray Television, Inc., 1st Lien Term Loan D (ICE LIBOR USD 1 Month + 3.00%), 7.57%, 12/1/2028 (b)	936	924
iHeartCommunications, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 7.63%, 5/1/2026 (b)	1,907	1,845
iHeartCommunications, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 7.88%, 5/1/2026 (b)	813	789
Red Ventures LLC, 1st Lien Term Loan B (3-MONTH PRIME + 1.50%), 9.25%, 11/8/2024 (b)	928	926
Summer (BC) Holdco B SARL, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.50%), 9.23%, 12/4/2026 (b) (c)	1,171	1,108
Univision Communications, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 7.88%, 3/15/2026 (b)	2,388	2,369
		21,346
Oil, Gas & Consumable Fuels — 0.4%
Grizzly Acquisitions, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 8.00%, 10/1/2025 (b)	1,171	1,169
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Personal Products — 1.8%
Conair Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 8.48%, 5/17/2028 (b)	1,785	1,575
Nestle Skin Health SA, Term Loan B (Luxembourg) (ICE LIBOR USD 3 Month + 3.75%), 8.48%, 10/1/2026 (b)	4,054	3,938
		5,513
Pharmaceuticals — 1.5%
Bausch Health Companies, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 5.25%), 9.91%, 2/1/2027 (b) (c)	1,759	1,384
Elanco Animal Health, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 6.32%, 8/1/2027 (b)	2,000	1,957
Endo Pharmaceuticals, Inc., 1st Lien Term Loan B (1-MONTH PRIME + 6.00%), 11.75%, 3/27/2028 (b)	628	494
Jazz Pharmaceuticals plc, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 8.07%, 5/5/2028 (b)	982	980
		4,815
Professional Services — 1.5%
LegalShield, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 8.38%, 12/15/2028 (b)	1,234	1,214
Nielsen Holdings plc, Term Loan B-3 (ICE LIBOR USD 1 Month + 3.75%), 8.38%, 3/6/2028 (b)	1,510	1,287
Star Merger Sub, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 7.87%, 2/6/2026 (b)	2,095	2,088
		4,589
Road & Rail — 2.4%
First Student Bidco, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 7.73%, 7/21/2028 (b)	2,638	2,514
First Student Bidco, Inc., 1st Lien Term Loan C (ICE LIBOR USD 3 Month + 3.00%), 7.73%, 7/21/2028 (b)	1,113	1,061
Genesee & Wyoming, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 2.00%), 6.73%, 12/30/2026 (b)	1,628	1,623
SEE NOTES TO FINANCIAL STATEMENTS.

152	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Road & Rail — continued
Hertz Corp. (The), 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 7.89%, 6/30/2028 (b)	1,976	1,963
Hertz Corp. (The), 1st Lien Term Loan C (ICE LIBOR USD 1 Month + 3.25%), 7.89%, 6/30/2028 (b)	378	376
		7,537
Semiconductors & Semiconductor Equipment — 2.3%
Brooks Automation, 1st Lien Term Loan B (1-MONTH SOFR + 3.10%; 6-MONTH SOFR + 3.10%), 7.99%, 2/1/2029 (b)	3,871	3,745
Brooks Automation, 2nd Lien Term Loan (1-MONTH SOFR + 5.60%), 10.51%, 2/1/2030 (b)	746	652
Entegris, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%; 3-MONTH CME TERM SOFR + 3.00%), 7.59%, 7/6/2029 (b)	855	856
Synaptics, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.25%), 7.40%, 12/2/2028 (b) (c)	2,074	2,056
		7,309
Software — 5.9%
Camelot Finance LP, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 7.63%, 10/30/2026 (b)	2,684	2,673
DigiCert, Inc., 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 4.00%), 8.70%, 10/16/2026 (b)	819	805
(ICE LIBOR USD 3 Month + 7.00%), 11.70%, 2/19/2029 (b)	620	574
Genesys Telecom Holdings US, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 8.63%, 12/1/2027 (b)	2,214	2,192
Hyland Software, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 8.13%, 7/1/2024 (b)	953	950
ION Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.75%), 8.48%, 3/11/2028 (b)	1,417	1,378
LogMeIn, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.75%), 9.30%, 8/31/2027 (b)	896	489
Netsmart Technologies, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 8.57%, 10/1/2027 (b)	1,510	1,493
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Software — continued
Project Boost Purchaser LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 8.13%, 6/1/2026 (b)	1,637	1,616
Proofpoint, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 7.98%, 8/31/2028 (b)	1,369	1,329
RealPage, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 7.63%, 4/24/2028 (b)	1,702	1,646
ThoughtWorks, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 7.13%, 3/24/2028 (b)	1,119	1,114
Ultimate Software Group, Inc. (The), 1st Lien Term Loan
(ICE LIBOR USD 3 Month + 3.25%), 8.03%, 5/4/2026 (b)	799	782
(ICE LIBOR USD 3 Month + 3.75%), 8.58%, 5/4/2026 (b)	1,554	1,532
		18,573
Specialty Retail — 4.7%
AppleCaramel Buyer LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 8.37%, 10/19/2027 (b)	1,365	1,342
Claire's Stores, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 6.50%), 11.13%, 12/18/2026 (b) (f)	1,739	1,604
Consilio, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 8.63%, 5/12/2028 (b)	1,922	1,833
Leslie's Poolmart, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 7.23%, 3/9/2028 (b)	2,061	2,050
Petco Health and Wellness Co., Inc., Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.09%, 3/3/2028 (b)	2,519	2,491
PrimeSource, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 8.00%, 12/28/2027 (b)	1,539	1,411
Pure Fishing, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.50%), 9.13%, 12/22/2025 (b)	1,871	1,287
Serta Simmons Bedding LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 7.50%), 12.27%, 8/10/2023 (b)	1,012	557
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	153

JPMorgan Floating Rate Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Specialty Retail — continued
SRS Distribution, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 7.97%, 6/2/2028 (b)	1,419	1,369
Staples, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 5.00%), 9.81%, 4/16/2026 (b)	975	901
		14,845
Technology Hardware, Storage & Peripherals — 0.8%
KDC US Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 8.32%, 12/22/2025 (b)	1,515	1,488
Quest Software US Holdings, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.25%), 9.08%, 2/1/2029 (b)	1,087	933
		2,421
Textiles, Apparel & Luxury Goods — 0.3%
Birkenstock, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 8.06%, 4/28/2028 (b)	1,049	1,040
Total Loan Assignments (Cost $280,683)		266,892
Corporate Bonds — 6.7%
Auto Components — 0.6%
American Axle & Manufacturing, Inc.
6.25%, 3/15/2026	895	849
6.50%, 4/1/2027	1,000	924
		1,773
Chemicals — 0.3%
Trinseo Materials Operating SCA 5.38%, 9/1/2025 (g)	1,150	1,005
Consumer Finance — 0.6%
Ford Motor Credit Co. LLC 4.13%, 8/17/2027	2,000	1,782
Diversified Telecommunication Services — 0.9%
CCO Holdings LLC
5.13%, 5/1/2027 (g)	1,000	925
5.00%, 2/1/2028 (g)	2,075	1,881
		2,806
Health Care Providers & Services — 0.4%
Tenet Healthcare Corp.
5.13%, 11/1/2027	250	235
4.63%, 6/15/2028	1,000	905
		1,140
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hotels, Restaurants & Leisure — 0.4%
Six Flags Entertainment Corp. 4.88%, 7/31/2024 (g)	1,268	1,246
IT Services — 0.2%
Ahead DB Holdings LLC 6.63%, 5/1/2028 (g)	850	718
Media — 1.2%
DISH DBS Corp.
5.88%, 11/15/2024	2,000	1,874
5.25%, 12/1/2026 (g)	750	628
Sirius XM Radio, Inc. 5.00%, 8/1/2027 (g)	1,500	1,376
		3,878
Oil, Gas & Consumable Fuels — 0.8%
Antero Midstream Partners LP 7.88%, 5/15/2026 (g)	1,000	1,010
NuStar Logistics LP 5.63%, 4/28/2027	1,500	1,396
		2,406
Software — 0.3%
SS&C Technologies, Inc. 5.50%, 9/30/2027 (g)	1,000	941
Specialty Retail — 1.0%
PetSmart, Inc. 4.75%, 2/15/2028 (g)	750	683
Staples, Inc. 7.50%, 4/15/2026 (g)	2,768	2,463
		3,146
Total Corporate Bonds (Cost $22,744)		20,841
	SHARES (000)
Convertible Preferred Stocks — 1.9%
Specialty Retail — 1.9%
Claire's Stores, Inc. ‡ * (Cost $755)	3	6,025
Common Stocks — 1.7%
Food & Staples Retailing — 0.1%
Moran Foods Backstop Equity ‡ *	167	417
Media — 0.4%
Clear Channel Outdoor Holdings, Inc. *	369	653
iHeartMedia, Inc., Class A *	62	450
		1,103
Professional Services — 0.8%
Neiman Marcus ‡ *	1	173
NMG, Inc. ‡ *	16	2,409
		2,582
SEE NOTES TO FINANCIAL STATEMENTS.

154	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialty Retail — 0.4%
Claire's Stores, Inc. ‡ *	3	1,101
Total Common Stocks (Cost $6,516)		5,203
	NO. OF WARRANTS (000)
Warrants — 0.0% ^
Diversified Telecommunication Services — 0.0% ^
Windstream Holdings, Inc. expiring 12/31/2049, price 10.75 USD ‡ *	6	49
Entertainment — 0.0% ^
Cineworld Group plc expiring 11/23/2025, price 4,149.00 GBP *	63	—
Total Warrants (Cost $—) (h)		49
	SHARES (000)
Short-Term Investments — 6.5%
Investment Companies — 6.5%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 4.37% (i) (j) (Cost $20,388)	20,388	20,388
Total Investments — 102.2% (Cost $331,086)		319,398
Liabilities in Excess of Other Assets — (2.2)%		(6,731)
NET ASSETS — 100.0%		312,667

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
CME	Chicago Mercantile Exchange
GBP	British Pound
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
SCA	Limited partnership with share capital
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2023.
(c)	All or a portion of this security is unsettled as of February 28, 2023. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(d)	Defaulted security.
(e)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 28, 2023.

(f)	Fund is subject to legal or contractual restrictions on the resale of the security.
(g)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(h)	Value is zero.
(i)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(j)	The rate shown is the current yield as of February 28, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	155

JPMorgan Government Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 32.1%
U.S. Treasury Bonds
5.25%, 11/15/2028	20,000	21,117
1.88%, 2/15/2041	14,500	10,364
2.00%, 11/15/2041	10,000	7,228
3.75%, 11/15/2043	75,300	71,358
3.00%, 5/15/2045	31,000	25,875
2.75%, 11/15/2047	35,000	27,829
2.00%, 2/15/2050	35,000	23,674
1.25%, 5/15/2050	10,000	5,547
U.S. Treasury Inflation Indexed Bonds 1.38%, 2/15/2044	35,021	33,171
U.S. Treasury Notes
2.13%, 11/30/2023	40,000	39,130
2.50%, 4/30/2024	35,000	33,954
0.38%, 8/15/2024	10,000	9,347
2.25%, 11/15/2024	35,000	33,474
1.13%, 2/28/2025	25,000	23,262
0.50%, 3/31/2025	50,000	45,820
0.38%, 4/30/2025	40,000	36,441
2.00%, 8/15/2025	20,000	18,794
1.63%, 2/15/2026	20,000	18,423
2.25%, 2/15/2027	35,000	32,390
0.63%, 3/31/2027	30,000	25,927
2.25%, 8/15/2027	30,000	27,579
1.25%, 4/30/2028	11,120	9,622
Total U.S. Treasury Obligations (Cost $649,134)		580,326
Mortgage-Backed Securities — 26.4%
FHLMC Gold Pools, 20 Year Pool # C90830, 4.50%, 5/1/2024	9	9
FHLMC Gold Pools, 30 Year
Pool # C80091, 6.50%, 1/1/2024	2	2
Pool # G00229, 8.50%, 5/1/2024	—	—
Pool # C00354, 8.50%, 7/1/2024	2	2
Pool # C00376, 8.00%, 11/1/2024	2	2
Pool # C00414, 7.50%, 8/1/2025	2	2
Pool # D63303, 7.00%, 9/1/2025	1	1
Pool # G00981, 8.50%, 7/1/2028	6	6
Pool # C00742, 6.50%, 4/1/2029	40	42
Pool # C00785, 6.50%, 6/1/2029	13	14
Pool # C47318, 7.00%, 9/1/2029	192	194
Pool # C01292, 6.00%, 2/1/2032	18	19
Pool # A16155, 5.50%, 11/1/2033	49	49
Pool # C03589, 4.50%, 10/1/2040	307	305
Pool # Q41177, 3.50%, 6/1/2046	11,855	11,030
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # G61334, 4.00%, 3/1/2047	2,600	2,531
Pool # Q54902, 4.00%, 3/1/2048	3,001	2,867
Pool # Q54950, 4.00%, 3/1/2048	3,995	3,901
Pool # Q59727, 4.00%, 11/1/2048	4,102	3,917
FHLMC UMBS, 30 Year
Pool # ZT1593, 3.50%, 1/1/2049	1,031	951
Pool # RA2484, 3.00%, 6/1/2050	4,683	4,163
Pool # RA2904, 3.00%, 6/1/2050	7,483	6,642
Pool # RA2970, 2.50%, 7/1/2050	8,694	7,418
Pool # QB2020, 2.50%, 8/1/2050	5,947	5,062
Pool # QC6209, 2.50%, 8/1/2051	5,478	4,650
Pool # QC7451, 2.00%, 9/1/2051	12,987	10,603
Pool # RA7683, 5.00%, 7/1/2052	7,459	7,359
Pool # RA7937, 5.00%, 9/1/2052	15,068	14,865
FNMA
Pool # 620061, ARM, 3.70%, 11/1/2027 (a)	8	8
Pool # 89406, ARM, 2.55%, 6/1/2029 (a)	3	3
FNMA UMBS, 15 Year
Pool # MA0512, 4.00%, 9/1/2025	171	166
Pool # FM4449, 3.00%, 12/1/2034	8,588	8,120
Pool # CA7114, 2.50%, 9/1/2035	15,824	14,500
FNMA UMBS, 20 Year Pool # 762498, 5.00%, 11/1/2023	9	9
FNMA UMBS, 30 Year
Pool # 190257, 7.00%, 2/1/2024	1	1
Pool # 250575, 6.50%, 6/1/2026	5	5
Pool # 483802, 5.50%, 2/1/2029	74	75
Pool # 524949, 7.50%, 3/1/2030	8	8
Pool # 545639, 6.50%, 4/1/2032	81	84
Pool # 702435, 5.50%, 5/1/2033	463	475
Pool # 709441, 5.50%, 7/1/2033	138	139
Pool # 730711, 5.50%, 8/1/2033	248	254
Pool # 743127, 5.50%, 10/1/2033	219	222
Pool # 747628, 5.00%, 11/1/2033	451	455
Pool # 753662, 5.50%, 12/1/2033	274	281
Pool # 755615, 5.50%, 1/1/2034	323	331
Pool # 811755, 7.00%, 3/1/2035	711	748
Pool # 845834, 5.50%, 10/1/2035	211	212
Pool # 888201, 5.50%, 2/1/2036	78	80
Pool # 831409, 5.50%, 4/1/2036	371	373
Pool # 867420, 5.50%, 5/1/2036	197	200
Pool # 745802, 6.00%, 7/1/2036	408	424
Pool # 969708, 4.50%, 3/1/2038	36	36
Pool # AE1216, 3.50%, 1/1/2041	794	745
Pool # AE1260, 3.50%, 8/1/2041	527	495
SEE NOTES TO FINANCIAL STATEMENTS.

156	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # AB5378, 3.50%, 5/1/2042	1,993	1,870
Pool # AO6710, 4.00%, 6/1/2042	2,251	2,210
Pool # AR5147, 3.00%, 3/1/2043	1,972	1,785
Pool # AT8192, 4.00%, 6/1/2043	1,356	1,301
Pool # AS1112, 4.00%, 11/1/2043	3,830	3,677
Pool # BM1109, 4.00%, 10/1/2044	2,606	2,558
Pool # AS4073, 4.00%, 12/1/2044	1,572	1,507
Pool # AL8660, 4.00%, 6/1/2045	3,910	3,839
Pool # AS5648, 3.50%, 7/1/2045	2,130	1,981
Pool # AS6208, 3.50%, 10/1/2045	928	870
Pool # AS6344, 3.50%, 12/1/2045	2,204	2,051
Pool # BM5560, 4.00%, 1/1/2046	7,472	7,335
Pool # AL8030, 4.00%, 2/1/2046	2,493	2,422
Pool # AX5520, 3.00%, 5/1/2046	1,027	923
Pool # AX5546, 3.00%, 9/1/2046	1,264	1,141
Pool # AX5547, 3.50%, 9/1/2046	1,606	1,491
Pool # BM3744, 4.00%, 3/1/2047	7,442	7,282
Pool # BM1049, 4.00%, 4/1/2047	6,733	6,455
Pool # CA0411, 4.00%, 9/1/2047	5,094	4,970
Pool # CA0861, 3.50%, 11/1/2047	3,648	3,370
Pool # BJ1666, 4.00%, 12/1/2047	3,876	3,751
Pool # BM3477, 4.00%, 1/1/2048	3,779	3,642
Pool # CA1006, 4.00%, 1/1/2048	4,633	4,471
Pool # CA1361, 3.50%, 2/1/2048	3,121	2,885
Pool # BD9074, 3.50%, 3/1/2048	1,213	1,121
Pool # BJ4640, 4.00%, 3/1/2048	1,717	1,662
Pool # BD9078, 4.00%, 4/1/2048	2,285	2,180
Pool # BD9077, 3.50%, 5/1/2048	358	331
Pool # BD9083, 4.00%, 7/1/2048	2,347	2,242
Pool # CA2489, 4.50%, 10/1/2048	1,114	1,081
Pool # BN7416, 3.50%, 9/1/2049	2,589	2,382
Pool # BO1418, 3.50%, 9/1/2049	2,555	2,350
Pool # BO1427, 3.50%, 9/1/2049	2,300	2,115
Pool # CA4431, 3.50%, 10/1/2049	3,850	3,541
Pool # MA3803, 3.50%, 10/1/2049	1,858	1,718
Pool # FM2014, 3.00%, 11/1/2049	7,912	7,065
Pool # BN0803, 3.50%, 12/1/2049	953	877
Pool # MA3872, 3.50%, 12/1/2049	1,831	1,684
Pool # BN0807, 3.50%, 1/1/2050	743	683
Pool # FM2437, 3.00%, 2/1/2050	10,000	8,918
Pool # CA6144, 2.50%, 6/1/2050	13,325	11,336
Pool # BP7345, 3.00%, 6/1/2050	12,322	10,924
Pool # CA6322, 2.50%, 7/1/2050	10,888	9,263
Pool # CA6361, 2.50%, 7/1/2050	6,036	5,202
Pool # BQ1645, 2.50%, 8/1/2050	6,827	5,807
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BQ1911, 2.00%, 10/1/2050	4,537	3,749
Pool # BQ2999, 2.50%, 10/1/2050	7,307	6,235
Pool # BQ6118, 2.50%, 10/1/2050	7,690	6,540
Pool # FS3421, 5.00%, 12/1/2052	6,957	6,864
FNMA, Other
Pool # AN0571, 3.10%, 1/1/2026	6,500	6,199
Pool # AL8963, 3.13%, 5/1/2026 (a)	1,065	1,019
Pool # AM7199, 3.30%, 11/1/2026	2,937	2,799
Pool # FN0040, 3.02%, 6/1/2027 (a)	2,096	1,970
Pool # AN6800, 2.97%, 9/1/2027	3,319	3,108
Pool # AN6825, 2.80%, 10/1/2027	3,909	3,632
Pool # AN9486, 3.57%, 6/1/2028	12,449	11,844
Pool # 405220, 6.00%, 9/1/2028	3	3
Pool # AN3908, 3.12%, 1/1/2029	7,843	7,289
Pool # BL1950, 3.47%, 3/1/2029	12,718	11,970
Pool # AN8493, 3.30%, 2/1/2030	4,673	4,271
Pool # BM5425, 3.14%, 3/1/2030 (a)	2,507	2,303
Pool # BL9023, 1.22%, 11/1/2030	20,475	16,352
Pool # BL4576, 2.70%, 10/1/2031	15,000	13,131
Pool # AN8412, 3.39%, 2/1/2033	4,374	4,040
Pool # AN8464, 3.33%, 3/1/2033	6,298	5,792
Pool # BS3202, 1.94%, 9/1/2033	4,861	3,965
Pool # BL2944, 3.19%, 7/1/2034	1,700	1,494
Pool # BL3288, 2.52%, 9/1/2034	12,000	10,030
Pool # BL4331, 2.41%, 10/1/2034	15,638	13,078
Pool # BS2718, 1.95%, 8/1/2036	10,190	7,944
Pool # BL4215, 2.56%, 9/1/2036	6,964	5,612
Pool # BL7125, 2.04%, 6/1/2037	8,231	6,167
Pool # BF0617, 2.50%, 3/1/2062	5,624	4,654
GNMA I, 30 Year
Pool # 358801, 7.50%, 6/15/2023	—	—
Pool # 322200, 6.50%, 7/15/2023	1	1
Pool # 360889, 7.00%, 7/15/2023	—	—
Pool # 344505, 6.50%, 8/15/2023	—	—
Pool # 356717, 6.50%, 8/15/2023	—	—
Pool # 345375, 6.50%, 9/15/2023	1	1
Pool # 345391, 6.50%, 10/15/2023	—	—
Pool # 349265, 6.50%, 12/15/2023	2	2
Pool # 365740, 6.50%, 12/15/2023	—	—
Pool # 369830, 6.50%, 12/15/2023	—	—
Pool # 370289, 6.50%, 12/15/2023	—	—
Pool # 354747, 6.50%, 2/15/2024	7	8
Pool # 362341, 6.50%, 2/15/2024	2	2
Pool # 370338, 6.50%, 2/15/2024	—	—
Pool # 391552, 7.00%, 3/15/2024	10	10
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	157

JPMorgan Government Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # 401860, 7.50%, 6/15/2025	—	—
Pool # 377557, 8.00%, 7/15/2025	3	3
Pool # 422308, 7.50%, 3/15/2026	1	1
Pool # 432398, 7.50%, 3/15/2027	8	8
Pool # 472679, 7.00%, 6/15/2028	—	—
Pool # 784010, 4.00%, 3/15/2045	385	373
Pool # 626938, 4.00%, 4/15/2045	211	204
Pool # 784041, 4.00%, 8/15/2045	2,662	2,575
Pool # 784208, 4.00%, 7/15/2046	3,708	3,587
Pool # 784897, 2.50%, 10/15/2049	8,592	7,491
Pool # BU5359, 3.00%, 4/15/2050	10,815	9,773
GNMA II, 30 Year
Pool # 2324, 8.00%, 11/20/2026	4	4
Pool # 2344, 8.00%, 12/20/2026	7	8
Pool # 2512, 8.00%, 11/20/2027	19	20
Pool # CH2211, 3.50%, 9/20/2051	11,785	10,600
Total Mortgage-Backed Securities (Cost $548,104)		478,049
Collateralized Mortgage Obligations — 20.7%
FHLMC, REMIC
Series 2688, Class DG, 4.50%, 10/15/2023	11	11
Series 1785, Class A, 6.00%, 10/15/2023	41	41
Series 1591, Class E, 10.00%, 10/15/2023	1	1
Series 1633, Class Z, 6.50%, 12/15/2023	7	7
Series 1694, Class PK, 6.50%, 3/15/2024	7	7
Series 3798, Class AY, 3.50%, 1/15/2026	672	657
Series 3809, Class BC, 3.50%, 2/15/2026	556	544
Series 3188, Class GE, 6.00%, 7/15/2026	277	277
Series 3926, Class MW, 4.50%, 9/15/2026	1,712	1,691
Series 1999, Class PU, 7.00%, 10/15/2027	17	17
Series 2031, Class PG, 7.00%, 2/15/2028	40	41
Series 2035, Class PC, 6.95%, 3/15/2028	121	123
Series 2064, Class PD, 6.50%, 6/15/2028	79	81
Series 2095, Class PE, 6.00%, 11/15/2028	63	63
Series 4314, Class DY, 3.50%, 3/15/2029	1,450	1,384
Series 4336, Class YB, 3.00%, 5/15/2029	2,624	2,523
Series 2152, Class BD, 6.50%, 5/15/2029	25	25
Series 2162, Class TH, 6.00%, 6/15/2029	146	148
Series 3737, Class DG, 5.00%, 10/15/2030	422	417
Series 3981, Class PA, 3.00%, 4/15/2031	1,958	1,905
Series 2367, Class ME, 6.50%, 10/15/2031	141	145
Series 2647, Class A, 3.25%, 4/15/2032	49	47
Series 2480, Class EJ, 6.00%, 8/15/2032	165	167
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 4156, Class SB, IF, 0.00%, 1/15/2033 (a)	604	478
Series 4170, Class TS, IF, 0.00%, 2/15/2033 (a)	3,868	2,711
Series 4186, Class JE, 2.00%, 3/15/2033	6,228	5,676
Series 4188, Class JG, 2.00%, 4/15/2033	3,970	3,622
Series 4206, Class DA, 2.00%, 5/15/2033	2,961	2,705
Series 2611, Class QZ, 5.00%, 5/15/2033	1,341	1,322
Series 2882, Class QD, 4.50%, 7/15/2034	68	67
Series 4429, Class HB, 3.00%, 1/15/2035	6,293	5,632
Series 2915, Class MU, 5.00%, 1/15/2035	972	971
Series 5000, Class CB, 1.25%, 1/25/2035	5,039	4,358
Series 4448, Class DY, 3.00%, 3/15/2035	5,542	5,016
Series 4458, Class BW, 3.00%, 4/15/2035	9,479	8,860
Series 3085, Class VS, IF, 10.37%, 12/15/2035 (a)	162	167
Series 3181, Class OP, PO, 7/15/2036	607	496
Series 4867, Class WF, 3.67%, 4/15/2037 (a)	4,579	4,556
Series 3413, Class B, 5.50%, 4/15/2037	270	272
Series 3325, Class JL, 5.50%, 6/15/2037	1,379	1,415
Series 3341, Class PE, 6.00%, 7/15/2037	1,016	1,060
Series 4365, Class HZ, 3.00%, 1/15/2040	3,628	3,340
Series 3699, Class QH, 5.50%, 7/15/2040	896	888
Series 3772, Class PE, 4.50%, 12/15/2040	3,743	3,696
Series 4047, Class PB, 3.50%, 1/15/2041	2,459	2,395
Series 3927, Class PC, 4.50%, 9/15/2041	3,970	3,915
Series 4002, Class CY, 3.50%, 2/15/2042	4,819	4,258
Series 4039, Class SA, IF, IO, 1.91%, 5/15/2042 (a)	2,756	254
Series 4061, Class LB, 3.50%, 6/15/2042	3,570	3,061
Series 4062, Class GY, 4.00%, 6/15/2042	6,109	5,839
Series 4091, Class BQ, 2.00%, 8/15/2042	5,000	4,248
Series 4091, Class PB, 2.00%, 8/15/2042	3,673	2,918
Series 4122, Class PY, 3.00%, 10/15/2042	3,000	2,619
Series 4394, Class PL, 3.50%, 10/15/2044	5,000	4,532
Series 4594, Class GN, 2.50%, 2/15/2045	1,954	1,774
Series 4606, Class KP, 2.50%, 7/15/2046	11,613	10,155
Series 4748, Class HE, 3.00%, 1/15/2048	6,567	5,738
Series 4974, Class PH, 1.50%, 6/25/2048	1,535	1,225
Series 4933, Class PA, 2.50%, 10/25/2049	6,415	5,416
Series 4925, Class PA, 3.00%, 10/25/2049	10,029	9,068
Series 5072, Class QC, 1.00%, 10/25/2050	7,994	6,191
FHLMC, STRIPS
Series 155, IO, 7.00%, 11/1/2023	1	—
Series 264, Class 30, 3.00%, 7/15/2042	3,397	3,066
SEE NOTES TO FINANCIAL STATEMENTS.

158	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 267, Class 30, 3.00%, 8/15/2042	1,963	1,767
FHLMC, Structured Pass-Through Certificates, Whole Loan
Series T-54, Class 2A, 6.50%, 2/25/2043	996	1,042
Series T-56, Class A, PO, 5/25/2043	621	610
Series T-51, Class 1A, 6.50%, 9/25/2043 (a)	869	891
FNMA, Grantor Trust, Whole Loan Series 2004-T1, Class 1A2, 6.50%, 1/25/2044	153	156
FNMA, REMIC
Series 1993-146, Class E, PO, 5/25/2023	—	—
Series 1993-110, Class H, 6.50%, 5/25/2023	—	—
Series 1993-217, Class H, PO, 8/25/2023	—	—
Series 1993-205, Class H, PO, 9/25/2023	—	—
Series 1993-228, Class G, PO, 9/25/2023	—	—
Series 1993-155, Class PJ, 7.00%, 9/25/2023	22	22
Series 2003-128, Class DY, 4.50%, 1/25/2024	50	50
Series 1994-51, Class PV, 6.00%, 3/25/2024	63	63
Series 1994-37, Class L, 6.50%, 3/25/2024	14	14
Series 2010-117, Class DY, 4.50%, 10/25/2025	2,204	2,179
Series 2010-155, Class B, 3.50%, 1/25/2026	1,205	1,177
Series 1998-58, Class PC, 6.50%, 10/25/2028	164	167
Series 2000-8, Class Z, 7.50%, 2/20/2030	71	75
Series 2002-92, Class FB, 5.27%, 4/25/2030 (a)	173	174
Series 2001-33, Class ID, IO, 6.00%, 7/25/2031	106	13
Series 2003-67, Class SA, IF, 15.49%, 10/25/2031 (a)	25	28
Series 2011-145, Class PB, 3.50%, 1/25/2032	8,958	8,583
Series 2012-100, Class AY, 3.00%, 9/25/2032	5,750	5,339
Series 2013-50, Class YO, PO, 1/25/2033	1,978	1,511
Series 2003-21, Class PZ, 4.50%, 3/25/2033	824	797
Series 2013-106, Class PY, 3.00%, 10/25/2033	4,417	4,140
Series 2013-130, Class GY, 3.50%, 1/25/2034	3,699	3,451
Series 2014-2, Class QB, 3.00%, 2/25/2034	2,745	2,505
Series 2004-46, Class QD, IF, 5.53%, 3/25/2034 (a)	134	121
Series 2004-54, Class FL, 5.02%, 7/25/2034 (a)	388	388
Series 2015-11, Class AQ, 3.00%, 3/25/2035	5,606	5,202
Series 2005-22, Class EH, 5.00%, 4/25/2035	1,620	1,614
Series 2015-28, Class GB, 3.50%, 5/25/2035	4,000	3,732
Series 2015-41, Class AY, 3.00%, 6/25/2035	4,653	4,199
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2006-3, Class SB, IF, IO, 2.08%, 7/25/2035 (a)	469	7
Series 2015-51, Class LY, 3.00%, 7/25/2035	3,662	3,419
Series 2005-58, Class EP, 5.50%, 7/25/2035	148	150
Series 2015-59, Class EB, 3.00%, 8/25/2035	5,763	5,377
Series 2005-83, Class LA, 5.50%, 10/25/2035	246	249
Series 2005-116, Class PC, 6.00%, 1/25/2036	1,030	1,041
Series 2006-51, Class FP, 4.97%, 3/25/2036 (a)	1,212	1,208
Series 2016-28, Class DW, 3.50%, 5/25/2036	4,491	4,170
Series 2006-81, Class FA, 4.97%, 9/25/2036 (a)	20	19
Series 2006-110, PO, 11/25/2036	214	176
Series 2007-76, Class PE, 6.00%, 8/25/2037	613	640
Series 2010-47, Class MB, 5.00%, 9/25/2039	1,463	1,453
Series 2010-68, Class EP, 4.50%, 12/25/2039	77	76
Series 2010-4, Class SL, IF, 1.20%, 2/25/2040 (a)	46	36
Series 2010-11, Class CB, 4.50%, 2/25/2040	96	93
Series 2012-115, Class ME, 1.75%, 3/25/2042	2,170	1,954
Series 2012-60, Class EP, 3.00%, 4/25/2042	900	835
Series 2012-50, Class HY, 4.00%, 5/25/2042	5,566	5,065
Series 2012-141, Class PB, 2.50%, 12/25/2042	1,400	1,140
Series 2012-139, Class JA, 3.50%, 12/25/2042	2,957	2,770
Series 2013-128, Class AO, PO, 12/25/2043	4,565	3,492
Series 2015-48, Class DE, 3.00%, 10/25/2044	11,897	10,614
Series 2016-45, Class PC, 3.00%, 9/25/2045	5,932	5,379
Series 2016-38, Class NA, 3.00%, 1/25/2046	6,992	6,410
Series 2019-71, Class CA, 2.50%, 7/25/2046	12,476	11,339
Series 2019-38, Class PC, 3.00%, 2/25/2048	6,089	5,634
Series 2019-65, Class PA, 2.50%, 5/25/2048	7,071	6,330
Series 2019-34, Class WA, 3.50%, 8/25/2048	6,755	6,364
Series 2019-42, Class KA, 3.00%, 7/25/2049	10,545	9,433
Series 2019-81, Class JA, 2.50%, 9/25/2049	10,344	8,897
Series 2019-77, Class ZL, 3.00%, 1/25/2050	22,290	19,810
Series 2020-12, Class JC, 2.00%, 3/25/2050	21,386	17,774
FNMA, REMIC Trust, Whole Loan
Series 1999-W4, Class A9, 6.25%, 2/25/2029	41	41
Series 2002-W7, Class A4, 6.00%, 6/25/2029	495	482
Series 2003-W1, Class 1A1, 4.83%, 12/25/2042 (a)	301	287
Series 2003-W1, Class 2A, 5.15%, 12/25/2042 (a)	169	163
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	159

JPMorgan Government Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2005-W1, Class 1A2, 6.50%, 10/25/2044	992	1,025
Series 2009-W1, Class A, 6.00%, 12/25/2049	302	306
FNMA, REMIC, Whole Loan Series 2009-89, Class A1, 5.41%, 5/25/2035	33	33
FNMA, STRIPS
Series 278, Class 3, 2.36%, 11/25/2023 (a)	10	10
Series 278, Class 1, 2.44%, 8/25/2025 (a)	60	60
GNMA
Series 2004-27, Class PD, 5.50%, 4/20/2034	1,077	1,079
Series 2008-15, Class NB, 4.50%, 2/20/2038	218	214
Series 2008-40, Class SA, IF, IO, 1.81%, 5/16/2038 (a)	1,325	66
Series 2009-42, Class TX, 4.50%, 6/20/2039	3,434	3,346
Series 2009-69, Class WM, 5.50%, 8/20/2039	935	936
Series 2011-29, Class Z, 5.00%, 5/20/2040	13,874	13,843
Series 2012-126, Class BE, 2.00%, 10/20/2042	4,000	3,184
Seasoned Credit Risk Transfer Trust
Series 2019-3, Class M55D, 4.00%, 10/25/2058	1,593	1,509
Series 2020-1, Class M55G, 3.00%, 8/25/2059	14,003	12,775
Total Collateralized Mortgage Obligations (Cost $419,588)		375,025
Commercial Mortgage-Backed Securities — 10.4%
FHLMC, Multi-Family Structured Pass-Through Certificates
Series KJ14, Class A2, 2.81%, 9/25/2024	2,878	2,802
Series K046, Class A2, 3.21%, 3/25/2025	6,026	5,804
Series K048, Class A2, 3.28%, 6/25/2025 (a)	6,500	6,265
Series K049, Class A2, 3.01%, 7/25/2025	3,519	3,368
Series K734, Class A2, 3.21%, 2/25/2026	5,060	4,841
Series K067, Class A2, 3.19%, 7/25/2027	6,558	6,187
Series K087, Class A1, 3.59%, 10/25/2027	4,656	4,509
Series W5FX, Class AFX, 3.34%, 4/25/2028 (a)	3,436	3,201
Series K078, Class A2, 3.85%, 6/25/2028	5,779	5,590
Series K088, Class A2, 3.69%, 1/25/2029	8,700	8,316
Series K158, Class A1, 3.90%, 7/25/2030	8,666	8,426
Series K-1511, Class A1, 3.28%, 10/25/2030	9,069	8,637
Series K-1511, Class A3, 3.54%, 3/25/2034	10,000	9,168
Series K-1512, Class A3, 3.06%, 4/25/2034	10,000	8,699
Series Q007, Class APT2, 3.31%, 10/25/2047 (a)	2,095	2,023
Series Q013, Class APT2, 1.17%, 5/25/2050 (a)	9,829	8,636
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FNMA ACES
Series 2017-M3, Class A2, 2.47%, 12/25/2026 (a)	4,536	4,161
Series 2017-M4, Class A2, 2.55%, 12/25/2026 (a)	4,527	4,162
Series 2017-M7, Class A2, 2.96%, 2/25/2027 (a)	3,789	3,540
Series 2018-M4, Class A2, 3.06%, 3/25/2028 (a)	11,973	11,114
Series 2018-M8, Class A2, 3.30%, 6/25/2028 (a)	9,018	8,515
Series 2019-M1, Class A2, 3.55%, 9/25/2028 (a)	9,532	9,094
Series 2019-M5, Class A2, 3.27%, 2/25/2029	8,597	8,035
Series 2022-M2S, Class A2, 3.75%, 8/25/2032 (a)	4,800	4,537
Series 2019-M31, Class A2, 2.85%, 4/25/2034	5,500	4,687
Series 2020-M8, Class AL, 2.01%, 3/25/2035	17,932	13,962
Series 2020-M24, Class A3, 1.75%, 1/25/2037	15,000	11,530
Series 2019-M14, Class AL2, 3.07%, 4/25/2048	9,107	8,186
Total Commercial Mortgage-Backed Securities (Cost $211,800)		187,995
U.S. Government Agency Securities — 3.4%
FFCB Funding Corp.
5.75%, 5/11/2026	10,000	10,344
3.33%, 4/28/2037	15,000	13,246
FNMA 6.25%, 5/15/2029	10,000	11,101
Resolution Funding Corp. STRIPS
DN, 23.84%, 4/15/2028 (b)	15,000	11,992
DN, 6.43%, 1/15/2030 (b)	15,700	11,552
DN, 22.92%, 4/15/2030 (b)	5,000	3,645
Total U.S. Government Agency Securities (Cost $63,531)		61,880
Asset-Backed Securities — 1.5%
FNMA, Grantor Trust Series 2017-T1, Class A, 2.90%, 6/25/2027(Cost $28,942)	28,860	26,753
SEE NOTES TO FINANCIAL STATEMENTS.

160	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 6.8%
Investment Companies — 6.8%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 4.37% (c) (d) (Cost $123,090)	123,090	123,090
Total Investments — 101.3% (Cost $2,044,189)		1,833,118
Liabilities in Excess of Other Assets — (1.3)%		(23,733)
NET ASSETS — 100.0%		1,809,385

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ACES	Alternative Credit Enhancement Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of February 28, 2023.
DN	Discount Notes
FFCB	Federal Farm Credit Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
HB
High Coupon Bonds (a.k.a. "IOettes") represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO's the owner also has a right to receive a very small portion of principal.
The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

IF
Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of
February 28, 2023. The rate may be subject to a cap and floor.

IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PO
Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying
mortgages of these securities increase, the yield on these
securities increases.

REMIC	Real Estate Mortgage Investment Conduit
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

UMBS	Uniform Mortgage-Backed Securities

(a)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and
prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2023.

(b)	The rate shown is the effective yield as of February 28, 2023.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of February 28, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	161

JPMorgan High Yield Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 87.7%
Aerospace & Defense — 1.5%
Bombardier, Inc. (Canada)
7.50%, 3/15/2025 (a)	538	538
7.88%, 4/15/2027 (a)	11,996	11,922
BWX Technologies, Inc.
4.13%, 6/30/2028 (a)	6,974	6,222
4.13%, 4/15/2029 (a)	8,074	7,044
Howmet Aerospace, Inc. 6.75%, 1/15/2028	5,937	6,067
Spirit AeroSystems, Inc.
7.50%, 4/15/2025 (a)	4,536	4,532
9.38%, 11/30/2029 (a)	4,254	4,493
TransDigm, Inc. 6.25%, 3/15/2026 (a)	9,747	9,618
Triumph Group, Inc. 9.00%, 3/15/2028 (a)	2,821	2,821
Wesco Aircraft Holdings, Inc.
8.50%, 11/15/2024 (a)	3,987	1,794
9.00%, 11/15/2026 (a)	17,835	12,025
13.13%, 11/15/2027 (a)	4,215	348
		67,424
Airlines — 0.9%
American Airlines, Inc.
5.50%, 4/20/2026 (a)	14,028	13,652
5.75%, 4/20/2029 (a)	15,706	14,938
Mileage Plus Holdings LLC 6.50%, 6/20/2027 (a)	5,389	5,389
United Airlines, Inc. 4.38%, 4/15/2026 (a)	5,531	5,206
		39,185
Auto Components — 4.3%
Adient Global Holdings Ltd.
4.88%, 8/15/2026 (a)	10,682	9,886
7.00%, 4/15/2028 (a)	6,076	6,076
8.25%, 4/15/2031 (a)	6,723	6,723
Allison Transmission, Inc.
5.88%, 6/1/2029 (a)	17,039	16,145
3.75%, 1/30/2031 (a)	610	506
American Axle & Manufacturing, Inc.
6.25%, 3/15/2026	2,743	2,601
6.50%, 4/1/2027	10,133	9,366
6.88%, 7/1/2028	6,863	6,159
5.00%, 10/1/2029	6,255	5,047
Clarios Global LP
6.75%, 5/15/2025 (a)	17,373	17,271
6.25%, 5/15/2026 (a)	74	73
8.50%, 5/15/2027 (a)	12,745	12,672
Cooper-Standard Automotive, Inc.
4.50% (PIK), 3/31/2027 (a) (b)	52,167	53,777
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Auto Components — continued
10.63% (PIK), 5/15/2027 (a) (b)	30,427	18,262
Dana, Inc.
5.38%, 11/15/2027	10,210	9,421
5.63%, 6/15/2028	3,588	3,247
Dornoch Debt Merger Sub, Inc. 6.63%, 10/15/2029 (a)	9,503	7,175
Goodyear Tire & Rubber Co. (The)
5.00%, 7/15/2029	3,321	2,889
5.25%, 4/30/2031	5,661	4,854
5.25%, 7/15/2031	1,773	1,509
		193,659
Automobiles — 0.2%
PM General Purchaser LLC 9.50%, 10/1/2028 (a)	10,326	9,431
Banks — 0.8%
Bank of America Corp. Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 3/17/2025 (c) (d) (e)	12,177	12,055
Barclays plc (United Kingdom)
(USD Swap Semi 5 Year + 4.84%), 7.75%, 9/15/2023 (c) (d) (e) (f)	6,252	6,205
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.67%), 8.00%, 6/15/2024 (c) (d) (e) (f)	5,787	5,729
Citigroup, Inc.
Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025 (c) (d) (e)	2,725	2,663
Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 8/15/2026 (c) (d) (e)	9,565	9,530
		36,182
Beverages — 0.2%
Triton Water Holdings, Inc. 6.25%, 4/1/2029 (a)	9,903	7,893
Biotechnology — 0.2%
Emergent BioSolutions, Inc. 3.88%, 8/15/2028 (a)	7,800	4,719
Grifols Escrow Issuer SA (Spain) 4.75%, 10/15/2028 (a)	6,155	5,263
		9,982
Building Products — 1.7%
Builders FirstSource, Inc.
4.25%, 2/1/2032 (a)	8,254	6,929
6.38%, 6/15/2032 (a)	5,722	5,495
Griffon Corp. 5.75%, 3/1/2028	14,980	13,786
JELD-WEN, Inc.
6.25%, 5/15/2025 (a)	3,605	3,506
SEE NOTES TO FINANCIAL STATEMENTS.

162	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Building Products — continued
4.88%, 12/15/2027 (a)	16,106	13,460
Masonite International Corp. 5.38%, 2/1/2028 (a)	2,179	2,044
MIWD Holdco II LLC 5.50%, 2/1/2030 (a)	5,642	4,581
PGT Innovations, Inc. 4.38%, 10/1/2029 (a)	3,908	3,281
Standard Industries, Inc.
5.00%, 2/15/2027 (a)	5,060	4,674
4.75%, 1/15/2028 (a)	18,340	16,478
3.38%, 1/15/2031 (a)	2,798	2,147
Summit Materials LLC 5.25%, 1/15/2029 (a)	1,618	1,488
		77,869
Capital Markets — 0.0% ^
Coinbase Global, Inc.
3.38%, 10/1/2028 (a)	1,402	918
3.63%, 10/1/2031 (a)	1,779	1,073
		1,991
Chemicals — 2.6%
Avient Corp. 7.13%, 8/1/2030 (a)	3,049	3,057
Axalta Coating Systems LLC
4.75%, 6/15/2027 (a)	10,023	9,245
3.38%, 2/15/2029 (a)	7,162	5,945
Chemours Co. (The)
5.75%, 11/15/2028 (a)	11,832	10,392
4.63%, 11/15/2029 (a)	7,755	6,294
CVR Partners LP 6.13%, 6/15/2028 (a)	4,512	4,008
Element Solutions, Inc. 3.88%, 9/1/2028 (a)	7,018	6,053
INEOS Finance plc (Luxembourg) 6.75%, 5/15/2028 (a)	1,683	1,643
INEOS Quattro Finance 2 plc (United Kingdom) 3.38%, 1/15/2026 (a)	1,500	1,319
NOVA Chemicals Corp. (Canada)
5.00%, 5/1/2025 (a)	1,832	1,746
5.25%, 6/1/2027 (a)	16,906	15,215
4.25%, 5/15/2029 (a)	3,907	3,235
Scotts Miracle-Gro Co. (The)
4.50%, 10/15/2029	7,127	6,175
4.00%, 4/1/2031	10,236	8,189
4.38%, 2/1/2032	5,788	4,725
Trinseo Materials Operating SCA
5.38%, 9/1/2025 (a)	14,059	12,291
5.13%, 4/1/2029 (a)	7,239	4,821
Venator Finance SARL 9.50%, 7/1/2025 (a)	6,750	5,141
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Chemicals — continued
WR Grace Holdings LLC
4.88%, 6/15/2027 (a)	6,554	6,022
5.63%, 8/15/2029 (a)	2,373	1,903
		117,419
Commercial Services & Supplies — 3.1%
ACCO Brands Corp. 4.25%, 3/15/2029 (a)	12,145	9,953
ADT Security Corp. (The)
4.13%, 8/1/2029 (a)	7,309	6,289
4.88%, 7/15/2032 (a)	10,447	8,960
Allied Universal Holdco LLC
6.63%, 7/15/2026 (a)	1,944	1,846
9.75%, 7/15/2027 (a)	2,510	2,303
4.63%, 6/01/2028 (a)	8,460	6,979
APi Group DE, Inc.
4.13%, 7/15/2029 (a)	4,934	4,243
4.75%, 10/15/2029 (a)	3,913	3,493
Aramark Services, Inc. 5.00%, 2/1/2028 (a)	9,618	8,855
Brink's Co. (The) 4.63%, 10/15/2027 (a)	16,854	15,324
CoreCivic, Inc. 8.25%, 4/15/2026	9,068	9,180
Garda World Security Corp. (Canada)
4.63%, 2/15/2027 (a)	7,425	6,576
9.50%, 11/1/2027 (a)	620	596
6.00%, 6/1/2029 (a)	7,555	6,157
GFL Environmental, Inc. (Canada)
4.00%, 8/1/2028 (a)	6,187	5,384
4.75%, 6/15/2029 (a)	11,045	9,822
4.38%, 8/15/2029 (a)	3,940	3,411
Interface, Inc. 5.50%, 12/1/2028 (a)	7,000	5,740
Madison IAQ LLC
4.13%, 6/30/2028 (a)	3,056	2,607
5.88%, 6/30/2029 (a)	11,346	9,033
Prime Security Services Borrower LLC
5.75%, 4/15/2026 (a)	5,913	5,714
3.38%, 8/31/2027 (a)	4,974	4,302
Stericycle, Inc. 3.88%, 1/15/2029 (a)	5,766	4,943
		141,710
Communications Equipment — 1.0%
CommScope Technologies LLC
6.00%, 6/15/2025 (a)	2,308	2,212
5.00%, 3/15/2027 (a)	5,820	4,438
CommScope, Inc.
6.00%, 3/1/2026 (a)	13,001	12,527
8.25%, 3/1/2027 (a)	12,375	10,519
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	163

JPMorgan High Yield Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Communications Equipment — continued
7.13%, 7/1/2028 (a)	3,294	2,595
4.75%, 9/1/2029 (a)	17,399	14,180
		46,471
Construction & Engineering — 0.8%
Dycom Industries, Inc. 4.50%, 4/15/2029 (a)	9,056	7,938
Global Infrastructure Solutions, Inc.
5.63%, 6/1/2029 (a)	6,383	5,327
7.50%, 4/15/2032 (a)	4,780	4,157
MasTec, Inc. 4.50%, 8/15/2028 (a)	13,701	12,467
Pike Corp. 5.50%, 9/1/2028 (a)	7,639	6,629
		36,518
Consumer Finance — 3.2%
Ford Motor Credit Co. LLC
3.66%, 9/8/2024	3,000	2,877
4.69%, 6/9/2025	3,125	2,988
5.13%, 6/16/2025	10,875	10,499
3.38%, 11/13/2025	7,810	7,194
4.39%, 1/8/2026	10,202	9,596
6.95%, 3/6/2026	3,018	3,020
(SOFR + 2.95%), 7.53%, 3/6/2026 (e)	2,800	2,832
4.54%, 8/1/2026	19,918	18,459
4.27%, 1/9/2027	13,763	12,464
4.13%, 8/17/2027	13,460	11,992
3.82%, 11/2/2027	13,242	11,627
2.90%, 2/16/2028	4,775	3,989
2.90%, 2/10/2029	9,765	7,949
4.00%, 11/13/2030	5,103	4,253
ILFC E-Capital Trust II 6.54%, 12/21/2065 (a) (g)	21,298	15,100
OneMain Finance Corp.
6.13%, 3/15/2024	1,700	1,676
6.88%, 3/15/2025	553	540
7.13%, 3/15/2026	10,141	9,858
3.50%, 1/15/2027	2,664	2,237
6.63%, 1/15/2028	725	675
4.00%, 9/15/2030	1,427	1,090
VistaJet Malta Finance plc (Switzerland) 6.38%, 2/1/2030 (a)	5,917	5,179
		146,094
Containers & Packaging — 2.2%
Ardagh Metal Packaging Finance USA LLC 6.00%, 6/15/2027 (a)	311	301
Ardagh Packaging Finance plc 5.25%, 8/15/2027 (a)	29,110	23,907
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Containers & Packaging — continued
Graham Packaging Co., Inc. 7.13%, 8/15/2028 (a)	3,888	3,344
LABL, Inc.
6.75%, 7/15/2026 (a)	13,925	13,245
10.50%, 7/15/2027 (a)	577	539
Mauser Packaging Solutions Holding Co.
7.88%, 8/15/2026 (a)	27,295	27,466
9.25%, 4/15/2027 (a)	10,464	9,836
Owens-Brockway Glass Container, Inc. 6.63%, 5/13/2027 (a)	4,665	4,537
Pactiv Evergreen Group Issuer, Inc. 4.00%, 10/15/2027 (a)	6,702	5,846
TriMas Corp. 4.13%, 4/15/2029 (a)	5,856	5,095
Trivium Packaging Finance BV (Netherlands)
5.50%, 8/15/2026 (a) (h)	2,503	2,365
8.50%, 8/15/2027 (a) (h)	4,212	4,001
		100,482
Distributors — 0.1%
American Builders & Contractors Supply Co., Inc. 4.00%, 1/15/2028 (a)	4,300	3,848
Diversified Consumer Services — 0.0% ^
Service Corp. International 3.38%, 8/15/2030	2,400	1,950
Diversified Financial Services — 0.2%
Sabre GLBL, Inc. 7.38%, 9/1/2025 (a)	8,650	8,097
Diversified Telecommunication Services — 8.0%
Altice France Holding SA (Luxembourg)
10.50%, 5/15/2027 (a)	10,074	8,320
6.00%, 2/15/2028 (a)	3,390	2,358
Altice France SA (France)
5.50%, 1/15/2028 (a)	230	190
5.13%, 7/15/2029 (a)	11,567	8,959
5.50%, 10/15/2029 (a)	5,059	3,957
CCO Holdings LLC
5.13%, 5/1/2027 (a)	53,644	49,635
5.00%, 2/1/2028 (a)	31,741	28,765
5.38%, 6/1/2029 (a)	12,085	10,779
4.75%, 3/1/2030 (a)	37,914	31,885
4.50%, 8/15/2030 (a)	7,280	5,988
4.25%, 2/1/2031 (a)	24,373	19,564
4.75%, 2/1/2032 (a)	8,005	6,484
4.25%, 1/15/2034 (a)	7,910	5,921
Embarq Corp. 8.00%, 6/1/2036	11,178	4,811
ESC Co., Intelsat Jackson Holdings, Ltd.
5.50%, 8/1/2023 ‡ (i)	29,162	3
SEE NOTES TO FINANCIAL STATEMENTS.

164	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Diversified Telecommunication Services — continued
8.50%, 10/15/2024 ‡ (a) (i)	40,649	4
9.75%, 7/15/2025 ‡ (i)	8,659	1
Frontier Communications Holdings LLC
5.88%, 10/15/2027 (a)	6,405	5,951
5.00%, 5/1/2028 (a)	17,655	15,492
6.75%, 5/1/2029 (a)	1,916	1,610
5.88%, 11/1/2029	1,550	1,241
6.00%, 1/15/2030 (a)	1,521	1,215
8.75%, 5/15/2030 (a)	734	742
Intelsat Jackson Holdings SA (Luxembourg) 6.50%, 3/15/2030 (a)	51,199	44,543
Level 3 Financing, Inc.
4.63%, 9/15/2027 (a)	6,029	4,507
4.25%, 7/1/2028 (a)	8,590	5,863
3.63%, 1/15/2029 (a)	4,456	2,859
Lumen Technologies, Inc.
5.13%, 12/15/2026 (a)	17,935	13,137
4.00%, 2/15/2027 (a)	24,513	18,824
Series G, 6.88%, 1/15/2028	3,893	2,414
4.50%, 1/15/2029 (a)	3,305	1,747
5.38%, 6/15/2029 (a)	6,750	3,662
Sprint Capital Corp. 8.75%, 3/15/2032	32,118	38,236
Telecom Italia Capital SA (Italy)
6.38%, 11/15/2033	2,364	2,060
6.00%, 9/30/2034	2,580	2,156
Virgin Media Secured Finance plc (United Kingdom) 4.50%, 8/15/2030 (a)	12,997	10,700
		364,583
Electric Utilities — 0.5%
NRG Energy, Inc.
5.75%, 1/15/2028	7,174	6,762
3.38%, 2/15/2029 (a)	2,514	2,041
5.25%, 6/15/2029 (a)	4,875	4,339
3.88%, 2/15/2032 (a)	4,065	3,153
PG&E Corp. 5.00%, 7/1/2028	6,815	6,222
Vistra Operations Co. LLC 4.38%, 5/1/2029 (a)	464	401
		22,918
Electrical Equipment — 0.8%
Regal Rexnord Corp.
6.05%, 2/15/2026 (a)	3,650	3,621
6.05%, 4/15/2028 (a)	7,435	7,270
6.30%, 2/15/2030 (a)	3,154	3,086
6.40%, 4/15/2033 (a)	4,412	4,341
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electrical Equipment — continued
Sensata Technologies BV
4.00%, 4/15/2029 (a)	15,439	13,617
5.88%, 9/1/2030 (a)	2,730	2,588
		34,523
Electronic Equipment, Instruments & Components — 0.4%
CDW LLC 4.25%, 4/1/2028	5,750	5,231
Coherent Corp. 5.00%, 12/15/2029 (a)	12,786	11,202
Sensata Technologies, Inc. 3.75%, 2/15/2031 (a)	3,902	3,252
		19,685
Energy Equipment & Services — 0.9%
Archrock Partners LP
6.88%, 4/1/2027 (a)	4,967	4,819
6.25%, 4/1/2028 (a)	2,760	2,620
Nabors Industries Ltd. 7.25%, 1/15/2026 (a)	2,835	2,699
Nabors Industries, Inc. 5.75%, 2/1/2025	7,105	6,779
Precision Drilling Corp. (Canada)
7.13%, 1/15/2026 (a)	8,000	7,871
6.88%, 1/15/2029 (a)	1,003	904
Telford Offshore Ltd. (United Arab Emirates) 12.00% (PIK), 12/31/2164 (b)	11,063	5
Transocean Poseidon Ltd. 6.88%, 2/1/2027 (a)	9,566	9,291
Transocean Titan Financing Ltd. 8.38%, 2/1/2028 (a)	1,490	1,521
Transocean, Inc. 8.75%, 2/15/2030 (a)	2,295	2,335
		38,844
Entertainment — 1.4%
AMC Entertainment Holdings, Inc. 10.00% (Cash), 6/15/2026 (a) (b)	5,824	3,001
Cinemark USA, Inc.
8.75%, 5/1/2025 (a)	4,715	4,810
5.25%, 7/15/2028 (a)	3,495	2,937
Live Nation Entertainment, Inc.
4.88%, 11/1/2024 (a)	6,970	6,761
5.63%, 3/15/2026 (a)	10,421	10,032
6.50%, 5/15/2027 (a)	14,438	14,196
4.75%, 10/15/2027 (a)	14,713	13,250
Netflix, Inc. 5.38%, 11/15/2029 (a)	4,242	4,175
WMG Acquisition Corp. 3.75%, 12/1/2029 (a)	5,640	4,761
		63,923
Equity Real Estate Investment Trusts (REITs) — 2.1%
Iron Mountain, Inc.
5.00%, 7/15/2028 (a)	3,844	3,484
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	165

JPMorgan High Yield Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Equity Real Estate Investment Trusts (REITs) — continued
4.88%, 9/15/2029 (a)	5,670	4,936
4.50%, 2/15/2031 (a)	6,401	5,300
RHP Hotel Properties LP
4.75%, 10/15/2027	21,206	19,497
4.50%, 2/15/2029 (a)	6,648	5,787
SBA Communications Corp. 3.13%, 2/1/2029	325	268
VICI Properties LP
4.25%, 12/1/2026 (a)	16,880	15,654
5.75%, 2/1/2027 (a)	25,425	24,802
3.75%, 2/15/2027 (a)	8,080	7,316
3.88%, 2/15/2029 (a)	6,328	5,502
4.63%, 12/1/2029 (a)	4,491	4,024
		96,570
Food & Staples Retailing — 1.4%
Albertsons Cos., Inc.
4.63%, 1/15/2027 (a)	4,175	3,925
5.88%, 2/15/2028 (a)	485	469
3.50%, 3/15/2029 (a)	12,165	10,296
4.88%, 2/15/2030 (a)	4,525	4,060
New Albertsons LP
7.75%, 6/15/2026	2,278	2,279
6.63%, 6/1/2028	1,704	1,636
7.45%, 8/1/2029	3,130	3,185
Performance Food Group, Inc.
5.50%, 10/15/2027 (a)	8,683	8,234
4.25%, 8/1/2029 (a)	9,838	8,590
Rite Aid Corp.
7.50%, 7/1/2025 (a)	9,639	6,795
8.00%, 11/15/2026 (a)	16,020	8,491
US Foods, Inc.
4.75%, 2/15/2029 (a)	1,085	978
4.63%, 6/1/2030 (a)	4,670	4,079
		63,017
Food Products — 0.6%
Lamb Weston Holdings, Inc. 4.13%, 1/31/2030 (a)	8,170	7,170
Post Holdings, Inc.
5.63%, 1/15/2028 (a)	565	540
5.50%, 12/15/2029 (a)	12,447	11,390
4.63%, 4/15/2030 (a)	10,251	8,888
		27,988
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Gas Utilities — 0.2%
AmeriGas Partners LP
5.63%, 5/20/2024	1,540	1,505
5.88%, 8/20/2026	3,007	2,834
5.75%, 5/20/2027	2,153	1,992
Superior Plus LP (Canada) 4.50%, 3/15/2029 (a)	2,992	2,599
		8,930
Health Care Equipment & Supplies — 0.8%
Avantor Funding, Inc. 4.63%, 7/15/2028 (a)	10,156	9,343
Hologic, Inc. 3.25%, 2/15/2029 (a)	3,662	3,158
Medline Borrower LP
3.88%, 4/1/2029 (a)	18,701	15,587
5.25%, 10/1/2029 (a)	7,009	5,752
		33,840
Health Care Providers & Services — 5.6%
180 Medical, Inc. (United Kingdom) 3.88%, 10/15/2029 (a)	1,918	1,670
Acadia Healthcare Co., Inc. 5.50%, 7/1/2028 (a)	11,080	10,384
AHP Health Partners, Inc. 5.75%, 7/15/2029 (a)	6,184	5,175
Centene Corp. 4.63%, 12/15/2029	29,683	27,145
Community Health Systems, Inc.
8.00%, 3/15/2026 (a)	13,850	13,504
5.63%, 3/15/2027 (a)	3,815	3,348
6.00%, 1/15/2029 (a)	4,330	3,740
6.13%, 4/1/2030 (a)	3,732	2,556
5.25%, 5/15/2030 (a)	11,657	9,327
4.75%, 2/15/2031 (a)	4,155	3,210
DaVita, Inc.
4.63%, 6/1/2030 (a)	10,480	8,637
3.75%, 2/15/2031 (a)	19,541	14,755
Encompass Health Corp.
4.50%, 2/1/2028	23,818	21,866
4.75%, 2/1/2030	3,890	3,443
4.63%, 4/1/2031	40	34
Envision Healthcare Corp. 8.75%, 10/15/2026 (a)	10,925	2,559
Global Medical Response, Inc. 6.50%, 10/1/2025 (a)	12,075	9,056
HCA, Inc. 5.38%, 9/1/2026	11,206	11,043
Owens & Minor, Inc.
4.50%, 3/31/2029 (a)	10,359	7,951
6.63%, 4/1/2030 (a)	3,863	3,177
Radiology Partners, Inc. 9.25%, 2/1/2028 (a)	6,010	3,594
RP Escrow Issuer LLC 5.25%, 12/15/2025 (a)	4,096	3,201
SEE NOTES TO FINANCIAL STATEMENTS.

166	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Health Care Providers & Services — continued
Tenet Healthcare Corp.
4.88%, 1/1/2026	37,566	35,777
6.25%, 2/1/2027	20,360	19,828
5.13%, 11/1/2027	18,376	17,276
4.25%, 6/1/2029	5,448	4,771
6.13%, 6/15/2030 (a)	6,385	6,082
		253,109
Health Care Technology — 0.2%
IQVIA, Inc.
5.00%, 10/15/2026 (a)	5,237	5,002
5.00%, 5/15/2027 (a)	4,261	4,054
		9,056
Hotels, Restaurants & Leisure — 5.2%
1011778 BC ULC (Canada) 4.00%, 10/15/2030 (a)	16,456	13,591
Boyne USA, Inc. 4.75%, 5/15/2029 (a)	7,397	6,547
Caesars Entertainment, Inc.
6.25%, 7/1/2025 (a)	14,045	13,928
8.13%, 7/1/2027 (a)	6,833	6,901
4.63%, 10/15/2029 (a)	3,922	3,354
Carnival Corp.
10.50%, 2/1/2026 (a)	2,418	2,503
5.75%, 3/1/2027 (a)	11,204	9,217
4.00%, 8/1/2028 (a)	6,020	5,090
6.00%, 5/1/2029 (a)	1,919	1,495
Carnival Holdings Bermuda Ltd. 10.38%, 5/1/2028 (a)	5,553	5,942
Cedar Fair LP
5.50%, 5/1/2025 (a)	1,095	1,082
5.25%, 7/15/2029	8,310	7,580
Hilton Domestic Operating Co., Inc.
5.75%, 5/1/2028 (a)	1,937	1,879
3.75%, 5/1/2029 (a)	1,292	1,120
4.88%, 1/15/2030	5,025	4,610
Hilton Worldwide Finance LLC 4.88%, 4/1/2027	4,792	4,570
International Game Technology plc 6.50%, 2/15/2025 (a)	730	732
IRB Holding Corp. 7.00%, 6/15/2025 (a)	1,810	1,805
Marriott Ownership Resorts, Inc. 4.50%, 6/15/2029 (a)	8,221	6,899
MGM Resorts International
6.00%, 3/15/2023	3,802	3,802
6.75%, 5/1/2025	2,005	2,010
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hotels, Restaurants & Leisure — continued
5.75%, 6/15/2025	1,241	1,218
4.63%, 9/1/2026	14,278	13,301
5.50%, 4/15/2027	3,010	2,861
Royal Caribbean Cruises Ltd.
11.50%, 6/1/2025 (a)	6,261	6,669
11.63%, 8/15/2027 (a)	10,188	10,851
8.25%, 1/15/2029 (a)	5,292	5,479
9.25%, 1/15/2029 (a)	5,307	5,629
7.25%, 1/15/2030 (a)	4,366	4,377
Six Flags Entertainment Corp.
4.88%, 7/31/2024 (a)	9,847	9,675
5.50%, 4/15/2027 (a)	10,229	9,660
Station Casinos LLC 4.50%, 2/15/2028 (a)	15,917	14,058
Vail Resorts, Inc. 6.25%, 5/15/2025 (a)	12,128	12,095
Wynn Las Vegas LLC 5.50%, 3/1/2025 (a)	14,364	13,938
Wynn Resorts Finance LLC 5.13%, 10/1/2029 (a)	10,225	9,147
Yum! Brands, Inc.
3.63%, 3/15/2031	6,764	5,669
4.63%, 1/31/2032	4,778	4,223
		233,507
Household Durables — 0.6%
CD&R Smokey Buyer, Inc. 6.75%, 7/15/2025 (a)	11,224	9,793
Newell Brands, Inc.
6.38%, 9/15/2027	3,126	3,109
6.63%, 9/15/2029	1,156	1,145
Tempur Sealy International, Inc.
4.00%, 4/15/2029 (a)	10,182	8,705
3.88%, 10/15/2031 (a)	5,226	4,212
		26,964
Household Products — 1.3%
Central Garden & Pet Co.
4.13%, 10/15/2030	11,446	9,536
4.13%, 4/30/2031 (a)	775	635
Energizer Holdings, Inc.
6.50%, 12/31/2027 (a)	3,445	3,307
4.75%, 6/15/2028 (a)	17,006	14,841
4.38%, 3/31/2029 (a)	13,895	11,780
Spectrum Brands, Inc.
5.00%, 10/1/2029 (a)	4,874	4,200
5.50%, 7/15/2030 (a)	13,219	11,690
3.88%, 3/15/2031 (a)	2,802	2,218
		58,207
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	167

JPMorgan High Yield Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Independent Power and Renewable Electricity Producers — 0.2%
Calpine Corp.
4.63%, 2/1/2029 (a)	2,144	1,810
5.00%, 2/1/2031 (a)	760	625
Vistra Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.74%), 7.00%, 12/15/2026 (a) (c) (d) (e)	6,765	6,327
		8,762
Interactive Media & Services — 0.0% ^
TripAdvisor, Inc. 7.00%, 7/15/2025 (a)	775	776
Internet & Direct Marketing Retail — 0.2%
Photo Holdings Merger Sub, Inc. 8.50%, 10/1/2026 (a)	15,180	7,742
IT Services — 0.9%
Ahead DB Holdings LLC 6.63%, 5/1/2028 (a)	7,045	5,950
Arches Buyer, Inc.
4.25%, 6/1/2028 (a)	4,808	3,958
6.13%, 12/1/2028 (a)	1,874	1,543
Black Knight InfoServ LLC 3.63%, 9/1/2028 (a)	6,876	5,948
Block, Inc. 3.50%, 6/1/2031	3,157	2,550
Booz Allen Hamilton, Inc. 3.88%, 9/1/2028 (a)	4,848	4,304
Conduent Business Services LLC 6.00%, 11/1/2029 (a)	9,830	8,014
Exela Intermediate LLC 11.50%, 7/15/2026 (a)	1,290	180
Gartner, Inc.
4.50%, 7/1/2028 (a)	1,366	1,254
3.63%, 6/15/2029 (a)	4,830	4,177
Presidio Holdings, Inc. 4.88%, 2/1/2027 (a)	4,790	4,363
		42,241
Leisure Products — 0.3%
Mattel, Inc. 5.88%, 12/15/2027 (a)	4,355	4,253
Vista Outdoor, Inc. 4.50%, 3/15/2029 (a)	12,339	10,010
		14,263
Life Sciences Tools & Services — 0.1%
Syneos Health, Inc. 3.63%, 1/15/2029 (a)	5,944	4,899
Machinery — 0.4%
ATS Corp. (Canada) 4.13%, 12/15/2028 (a)	3,017	2,634
Chart Industries, Inc.
7.50%, 1/1/2030 (a)	3,008	3,053
9.50%, 1/1/2031 (a)	1,025	1,071
Terex Corp. 5.00%, 5/15/2029 (a)	7,660	7,033
Wabash National Corp. 4.50%, 10/15/2028 (a)	5,435	4,674
		18,465
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Media — 9.3%
Altice Financing SA (Luxembourg)
5.00%, 1/15/2028 (a)	253	210
5.75%, 8/15/2029 (a)	6,923	5,662
Audacy Capital Corp. 6.50%, 5/1/2027 (a)	13,320	1,931
Clear Channel Outdoor Holdings, Inc.
5.13%, 8/15/2027 (a)	16,579	14,797
7.75%, 4/15/2028 (a)	8,220	6,822
7.50%, 6/1/2029 (a)	8,952	7,251
CSC Holdings LLC
5.38%, 2/1/2028 (a)	14,132	11,787
7.50%, 4/1/2028 (a)	4,879	3,268
6.50%, 2/1/2029 (a)	9,210	7,806
5.75%, 1/15/2030 (a)	7,638	4,375
4.50%, 11/15/2031 (a)	7,710	5,474
Diamond Sports Group LLC 5.38%, 8/15/2026 (a) (i)	8,271	928
Directv Financing LLC 5.88%, 8/15/2027 (a)	10,864	9,713
DISH DBS Corp.
5.00%, 3/15/2023	34,087	34,002
5.88%, 11/15/2024	41,318	38,712
7.75%, 7/1/2026	19,813	15,380
5.25%, 12/1/2026 (a)	26,075	21,838
5.75%, 12/1/2028 (a)	4,317	3,448
DISH Network Corp. 11.75%, 11/15/2027 (a)	20,703	20,977
Gannett Holdings LLC 6.00%, 11/1/2026 (a)	3,128	2,628
GCI LLC 4.75%, 10/15/2028 (a)	16,567	14,206
Gray Escrow II, Inc. 5.38%, 11/15/2031 (a)	4,027	2,990
Gray Television, Inc.
5.88%, 7/15/2026 (a)	6,065	5,478
7.00%, 5/15/2027 (a)	9,418	8,529
4.75%, 10/15/2030 (a)	1,221	895
iHeartCommunications, Inc.
6.38%, 5/1/2026	5,775	5,443
8.38%, 5/1/2027	17,742	15,613
5.25%, 8/15/2027 (a)	9,055	7,880
Liberty Interactive LLC 8.25%, 2/1/2030	1,784	729
McGraw-Hill Education, Inc. 5.75%, 8/1/2028 (a)	5,305	4,646
Midcontinent Communications 5.38%, 8/15/2027 (a)	6,373	5,857
National CineMedia LLC 5.88%, 4/15/2028 (a)	6,030	1,899
News Corp.
3.88%, 5/15/2029 (a)	6,591	5,648
5.13%, 2/15/2032 (a)	2,220	1,970
SEE NOTES TO FINANCIAL STATEMENTS.

168	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Media — continued
Nexstar Media, Inc.
5.63%, 7/15/2027 (a)	25,524	23,705
4.75%, 11/1/2028 (a)	12,311	10,763
Scripps Escrow II, Inc. 5.38%, 1/15/2031 (a)	2,892	2,047
Scripps Escrow, Inc. 5.88%, 7/15/2027 (a)	1,185	949
Sirius XM Radio, Inc.
5.00%, 8/1/2027 (a)	12,905	11,840
4.00%, 7/15/2028 (a)	7,081	6,054
5.50%, 7/1/2029 (a)	35,034	31,618
4.13%, 7/1/2030 (a)	1,942	1,578
Stagwell Global LLC 5.63%, 8/15/2029 (a)	8,446	7,264
Univision Communications, Inc.
6.63%, 6/1/2027 (a)	1,165	1,106
4.50%, 5/1/2029 (a)	2,233	1,883
7.38%, 6/30/2030 (a)	6,458	6,125
UPC Holding BV (Netherlands) 5.50%, 1/15/2028 (a)	1,890	1,673
Videotron Ltd. (Canada) 5.13%, 4/15/2027 (a)	13,593	12,709
VZ Secured Financing BV (Netherlands) 5.00%, 1/15/2032 (a)	1,817	1,495
		419,601
Metals & Mining — 1.6%
Alcoa Nederland Holding BV
5.50%, 12/15/2027 (a)	6,842	6,630
6.13%, 5/15/2028 (a)	4,505	4,430
Arconic Corp.
6.00%, 5/15/2025 (a)	3,765	3,765
6.13%, 2/15/2028 (a)	13,529	13,292
ATI, Inc.
5.88%, 12/1/2027	7,169	6,829
4.88%, 10/1/2029	3,082	2,759
5.13%, 10/1/2031	2,310	2,035
Big River Steel LLC 6.63%, 1/31/2029 (a)	8,860	8,616
Carpenter Technology Corp.
6.38%, 7/15/2028	6,581	6,305
7.63%, 3/15/2030	1,513	1,509
Cleveland-Cliffs, Inc. 4.63%, 3/1/2029 (a)	8,550	7,790
Kaiser Aluminum Corp. 4.50%, 6/1/2031 (a)	3,360	2,660
Novelis Corp.
4.75%, 1/30/2030 (a)	4,547	3,995
3.88%, 8/15/2031 (a)	1,534	1,243
United States Steel Corp. 6.88%, 3/1/2029	1,419	1,420
		73,278
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Multiline Retail — 0.4%
Macy's Retail Holdings LLC 5.88%, 3/15/2030 (a)	172	152
NMG Holding Co., Inc. 7.13%, 4/1/2026 (a)	17,505	16,892
Nordstrom, Inc. 4.38%, 4/1/2030	221	174
		17,218
Oil, Gas & Consumable Fuels — 8.6%
Antero Midstream Partners LP
7.88%, 5/15/2026 (a)	8,938	9,027
5.75%, 3/1/2027 (a)	5,255	4,961
5.75%, 1/15/2028 (a)	7,874	7,392
Antero Resources Corp.
8.38%, 7/15/2026 (a)	4,943	5,110
7.63%, 2/1/2029 (a)	3,522	3,548
5.38%, 3/1/2030 (a)	2,802	2,551
Baytex Energy Corp. (Canada) 8.75%, 4/1/2027 (a)	9,164	9,324
Blue Racer Midstream LLC 7.63%, 12/15/2025 (a)	4,070	4,090
Buckeye Partners LP
4.13%, 3/1/2025 (a)	2,835	2,658
4.13%, 12/1/2027	2,953	2,556
4.50%, 3/1/2028 (a)	6,011	5,278
California Resources Corp. 7.13%, 2/1/2026 (a)	9,224	9,294
Cheniere Energy, Inc. 4.63%, 10/15/2028	5,208	4,828
Chesapeake Energy Corp.
5.50%, 2/1/2026 (a)	2,474	2,425
6.75%, 4/15/2029 (a)	13,114	12,704
Chord Energy Corp. 6.38%, 6/1/2026 (a)	10,555	10,179
CNX Midstream Partners LP 4.75%, 4/15/2030 (a)	1,540	1,263
CNX Resources Corp.
6.00%, 1/15/2029 (a)	2,964	2,687
7.38%, 1/15/2031 (a)	3,105	2,958
Comstock Resources, Inc.
6.75%, 3/1/2029 (a)	15,608	14,359
5.88%, 1/15/2030 (a)	3,941	3,389
Crescent Energy Finance LLC 9.25%, 2/15/2028 (a)	6,067	5,914
Crestwood Midstream Partners LP
5.75%, 4/1/2025	9,489	9,204
8.00%, 4/1/2029 (a)	9,781	9,732
7.38%, 2/1/2031 (a)	2,495	2,430
DCP Midstream Operating LP 6.75%, 9/15/2037 (a)	5,546	5,820
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	169

JPMorgan High Yield Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
DT Midstream, Inc.
4.13%, 6/15/2029 (a)	6,226	5,339
4.38%, 6/15/2031 (a)	2,462	2,062
Encino Acquisition Partners Holdings LLC 8.50%, 5/1/2028 (a)	11,130	9,722
EnLink Midstream LLC 6.50%, 9/1/2030 (a)	2,366	2,330
EnLink Midstream Partners LP
Series C, (ICE LIBOR USD 3 Month + 4.11%), 8.88%, 3/16/2023 (c) (d) (e)	7,226	6,287
4.15%, 6/1/2025	639	613
EQM Midstream Partners LP
6.00%, 7/1/2025 (a)	1,397	1,348
4.13%, 12/1/2026	1,555	1,384
7.50%, 6/1/2027 (a)	3,980	3,900
6.50%, 7/1/2027 (a)	5,285	5,005
4.50%, 1/15/2029 (a)	6,778	5,654
7.50%, 6/1/2030 (a)	2,783	2,651
4.75%, 1/15/2031 (a)	7,073	5,747
Genesis Energy LP
6.25%, 5/15/2026	5,665	5,370
8.00%, 1/15/2027	1,620	1,584
7.75%, 2/1/2028	3,256	3,118
8.88%, 4/15/2030	3,930	3,949
Gulfport Energy Corp.
8.00%, 5/17/2026	4,317	4,196
8.00%, 5/17/2026 (a)	9,001	8,748
Gulfport Energy Operating Corp.
6.00%, 10/15/2024 (i)	10,250	6
6.38%, 5/15/2025 (i)	1,796	1
6.38%, 1/15/2026 (i)	8,845	6
Hess Midstream Operations LP
5.63%, 2/15/2026 (a)	4,965	4,832
4.25%, 2/15/2030 (a)	4,332	3,658
Hilcorp Energy I LP
6.25%, 11/1/2028 (a)	1,173	1,090
5.75%, 2/1/2029 (a)	1,070	968
6.00%, 4/15/2030 (a)	2,773	2,516
6.25%, 4/15/2032 (a)	2,307	2,092
Holly Energy Partners LP 5.00%, 2/1/2028 (a)	5,425	4,923
Kinetik Holdings LP 5.88%, 6/15/2030 (a)	2,389	2,208
NGL Energy Operating LLC 7.50%, 2/1/2026 (a)	2,926	2,794
NuStar Logistics LP
5.75%, 10/1/2025	922	889
6.00%, 6/1/2026	2,880	2,736
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
5.63%, 4/28/2027	8,004	7,451
Occidental Petroleum Corp.
8.50%, 7/15/2027	7,232	7,759
6.38%, 9/1/2028	4,839	4,889
8.88%, 7/15/2030	9,323	10,590
6.63%, 9/1/2030	4,677	4,806
6.13%, 1/1/2031	6,356	6,401
Range Resources Corp.
8.25%, 1/15/2029	8,857	9,089
4.75%, 2/15/2030 (a)	6,838	6,120
SM Energy Co.
5.63%, 6/1/2025	1,245	1,197
6.75%, 9/15/2026	2,970	2,865
6.63%, 1/15/2027	4,338	4,127
6.50%, 7/15/2028	1,862	1,718
Southwestern Energy Co.
8.38%, 9/15/2028	6,200	6,487
5.38%, 3/15/2030	6,516	5,952
4.75%, 2/1/2032	948	815
Summit Midstream Holdings LLC 8.50%, 10/15/2026 (a)	4,106	3,899
Sunoco LP
4.50%, 5/15/2029	1,433	1,258
4.50%, 4/30/2030	9,638	8,351
Tallgrass Energy Partners LP
7.50%, 10/1/2025 (a)	14,519	14,451
6.00%, 3/1/2027 (a)	1,615	1,499
6.00%, 12/31/2030 (a)	4,310	3,717
6.00%, 9/1/2031 (a)	7,682	6,565
Targa Resources Partners LP
5.00%, 1/15/2028	2,700	2,572
5.50%, 3/1/2030	1,860	1,762
4.88%, 2/1/2031	7,082	6,431
		392,178
Paper & Forest Products — 0.1%
Glatfelter Corp. 4.75%, 11/15/2029 (a)	4,045	2,652
Personal Products — 0.5%
Coty, Inc.
5.00%, 4/15/2026 (a)	5,409	5,145
6.50%, 4/15/2026 (a)	536	526
4.75%, 1/15/2029 (a)	4,025	3,624
Edgewell Personal Care Co.
5.50%, 6/1/2028 (a)	8,965	8,372
SEE NOTES TO FINANCIAL STATEMENTS.

170	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Personal Products — continued
4.13%, 4/1/2029 (a)	3,577	3,050
Prestige Brands, Inc. 5.13%, 1/15/2028 (a)	3,010	2,827
		23,544
Pharmaceuticals — 3.7%
Bausch Health Americas, Inc.
9.25%, 4/1/2026 (a)	34,389	25,714
8.50%, 1/31/2027 (a)	4,545	2,391
Bausch Health Cos., Inc.
5.50%, 11/1/2025 (a)	37,327	32,463
9.00%, 12/15/2025 (a)	32,496	25,734
5.00%, 1/30/2028 (a)	5,505	2,374
4.88%, 6/1/2028 (a)	12,360	7,710
5.00%, 2/15/2029 (a)	10,285	4,428
6.25%, 2/15/2029 (a)	5,466	2,401
5.25%, 1/30/2030 (a)	8,054	3,474
5.25%, 2/15/2031 (a)	8,085	3,610
Catalent Pharma Solutions, Inc.
5.00%, 7/15/2027 (a)	5,474	5,276
3.13%, 2/15/2029 (a)	1,654	1,428
Elanco Animal Health, Inc. 6.65%, 8/28/2028 (h)	890	850
Endo Dac
5.88%, 10/15/2024 (a) (h)	5,067	4,059
9.50%, 7/31/2027 (a) (i)	5,416	720
6.00%, 6/30/2028 (a) (i)	4,621	301
Endo Luxembourg Finance Co. I Sarl 6.13%, 4/1/2029 (a) (h)	3,055	2,265
Jazz Securities DAC 4.38%, 1/15/2029 (a)	1,781	1,577
Mallinckrodt International Finance SA
11.50%, 12/15/2028 (a)	17,610	15,794
10.00%, 6/15/2029 (a)	5,503	3,412
Organon & Co.
4.13%, 4/30/2028 (a)	11,933	10,533
5.13%, 4/30/2031 (a)	6,966	5,913
Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (a) (h)	5,402	4,066
		166,493
Professional Services — 0.0% ^
Dun & Bradstreet Corp. (The) 5.00%, 12/15/2029 (a)	2,244	1,856
Real Estate Management & Development — 0.2%
Kennedy-Wilson, Inc. 4.75%, 3/1/2029	1,337	1,087
Realogy Group LLC 5.25%, 4/15/2030 (a)	10,943	7,496
		8,583
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Road & Rail — 1.2%
Avis Budget Car Rental LLC
5.75%, 7/15/2027 (a)	8,257	7,786
4.75%, 4/1/2028 (a)	5,760	5,112
5.38%, 3/1/2029 (a)	11,382	10,245
ESC GCBREGS EXIDE TECH 7.13%, 8/1/2026 (i)	22,954	1,951
Hertz Corp. (The)
5.50%, 10/15/2024 (i)	6,563	230
4.63%, 12/1/2026 (a)	5,228	4,656
6.00%, 1/15/2028 (a) (i)	20,858	1,773
5.00%, 12/1/2029 (a)	13,031	10,819
NESCO Holdings II, Inc. 5.50%, 4/15/2029 (a)	2,326	2,073
Uber Technologies, Inc.
7.50%, 9/15/2027 (a)	5,613	5,691
4.50%, 8/15/2029 (a)	6,195	5,477
		55,813
Semiconductors & Semiconductor Equipment — 1.0%
ams-OSRAM AG (Austria) 7.00%, 7/31/2025 (a)	7,669	7,286
Entegris Escrow Corp.
4.75%, 4/15/2029 (a)	8,634	7,850
5.95%, 6/15/2030 (a)	5,015	4,664
Entegris, Inc.
4.38%, 4/15/2028 (a)	7,124	6,304
3.63%, 5/1/2029 (a)	5,818	4,824
ON Semiconductor Corp. 3.88%, 9/1/2028 (a)	14,750	12,963
Synaptics, Inc. 4.00%, 6/15/2029 (a)	3,950	3,277
		47,168
Software — 1.2%
ACI Worldwide, Inc. 5.75%, 8/15/2026 (a)	3,540	3,428
AthenaHealth Group, Inc. 6.50%, 2/15/2030 (a)	4,258	3,368
Clarivate Science Holdings Corp.
3.88%, 7/1/2028 (a)	4,395	3,793
4.88%, 7/1/2029 (a)	4,882	4,218
NCR Corp.
5.75%, 9/1/2027 (a)	10,740	10,409
5.00%, 10/1/2028 (a)	3,960	3,410
5.13%, 4/15/2029 (a)	6,057	5,173
6.13%, 9/1/2029 (a)	8,610	8,373
SS&C Technologies, Inc. 5.50%, 9/30/2027 (a)	14,378	13,530
		55,702
Specialty Retail — 2.3%
Asbury Automotive Group, Inc.
4.50%, 3/1/2028	4,416	3,952
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	171

JPMorgan High Yield Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Specialty Retail — continued
4.63%, 11/15/2029 (a)	6,483	5,637
4.75%, 3/1/2030	1,685	1,460
Bath & Body Works, Inc.
9.38%, 7/1/2025 (a)	97	103
6.63%, 10/1/2030 (a)	4,313	4,085
6.88%, 11/1/2035	331	292
6.75%, 7/1/2036	2,199	1,888
Gap, Inc. (The) 3.63%, 10/1/2029 (a)	4,527	3,320
Lithia Motors, Inc. 3.88%, 6/1/2029 (a)	6,570	5,490
PetSmart, Inc.
4.75%, 2/15/2028 (a)	14,279	12,997
7.75%, 2/15/2029 (a)	6,231	6,078
Sonic Automotive, Inc. 4.63%, 11/15/2029 (a)	5,453	4,499
SRS Distribution, Inc.
4.63%, 7/1/2028 (a)	6,229	5,450
6.13%, 7/1/2029 (a)	3,971	3,321
6.00%, 12/1/2029 (a)	8,220	6,865
Staples, Inc.
7.50%, 4/15/2026 (a)	25,587	22,772
10.75%, 4/15/2027 (a)	15,104	11,567
White Cap Buyer LLC 6.88%, 10/15/2028 (a)	4,530	4,114
		103,890
Textiles, Apparel & Luxury Goods — 0.1%
Hanesbrands, Inc. 9.00%, 2/15/2031 (a)	2,330	2,356
Thrifts & Mortgage Finance — 0.5%
Nationstar Mortgage Holdings, Inc.
5.50%, 8/15/2028 (a)	4,953	4,207
5.13%, 12/15/2030 (a)	5,902	4,573
5.75%, 11/15/2031 (a)	6,960	5,460
Rocket Mortgage LLC
2.88%, 10/15/2026 (a)	3,874	3,343
3.63%, 3/1/2029 (a)	4,876	3,919
4.00%, 10/15/2033 (a)	685	506
		22,008
Trading Companies & Distributors — 1.1%
Herc Holdings, Inc. 5.50%, 7/15/2027 (a)	3,525	3,320
Imola Merger Corp. 4.75%, 5/15/2029 (a)	20,632	17,548
United Rentals North America, Inc.
4.88%, 1/15/2028	3,770	3,594
5.25%, 1/15/2030	6,415	6,046
3.88%, 2/15/2031	2,978	2,549
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Trading Companies & Distributors — continued
WESCO Distribution, Inc.
7.13%, 6/15/2025 (a)	7,555	7,623
7.25%, 6/15/2028 (a)	10,930	11,076
		51,756
Wireless Telecommunication Services — 0.8%
Hughes Satellite Systems Corp. 6.63%, 8/1/2026	605	569
Sprint LLC
7.88%, 9/15/2023	4,166	4,205
7.13%, 6/15/2024	4,175	4,228
7.63%, 2/15/2025	10,268	10,518
7.63%, 3/1/2026	14,074	14,616
United States Cellular Corp. 6.70%, 12/15/2033	4,343	3,952
		38,088
Total Corporate Bonds (Cost $4,445,576)		3,981,201
Loan Assignments — 6.2% (e) (j)
Airlines — 0.0% ^
AAdvantage Loyality IP Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.75%), 9.56%, 4/20/2028 (k)	2,250	2,303
Auto Components — 0.2%
DexKo Global, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 8.48%, 10/4/2028	9,985	9,346
Beverages — 0.1%
Triton Water Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 8.23%, 3/31/2028	7,227	6,713
Chemicals — 0.1%
INEOS US Finance LLC, 1st Lien Term Loan B (3-MONTH SOFR + 3.75%), 3.75%, 2/10/2030 (k)	5,900	5,850
Commercial Services & Supplies — 0.2%
Madison IAQ LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 7.99%, 6/21/2028	7,607	7,235
Containers & Packaging — 0.5%
Graham Packaging Co., Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 7.63%, 8/4/2027	13,075	12,994
LABL, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.00%), 9.57%, 10/29/2028	8,155	7,946
		20,940
SEE NOTES TO FINANCIAL STATEMENTS.

172	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Diversified Telecommunication Services — 0.1%
Numericable U.S. LLC, 1st Lien Term Loan B-14 (3-MONTH SOFR + 5.50%), 10.17%, 8/15/2028	6,959	6,733
Food & Staples Retailing — 0.5%
Moran Foods LLC, 2nd Lien Term Loan (3-MONTH CME TERM SOFR + 9.50%), 14.18%, 12/31/2026	6,959	4,848
Moran Foods, LLC, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 7.25%), 11.93%, 6/30/2026	19,120	16,800
		21,648
Health Care Equipment & Supplies — 0.1%
Medline, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 7.88%, 10/23/2028	4,812	4,635
Health Care Providers & Services — 0.5%
Envision Healthcare Corp., 1st Lien Term Loan
(3-MONTH CME TERM SOFR + 3.75%), 8.33%, 3/31/2027	11,817	2,127
(3-MONTH CME TERM SOFR + 4.25%), 8.83%, 3/31/2027	4,826	1,868
PAREXEL International Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 7.88%, 11/15/2028	9,187	8,989
U.S. Renal Care, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.00%), 9.69%, 6/26/2026	13,685	9,076
		22,060
Household Durables — 0.2%
Cabinetworks, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 8.98%, 5/17/2028	10,656	8,943
Internet & Direct Marketing Retail — 0.1%
Shutterfly, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.00%), 9.63%, 9/25/2026	5,704	3,131
Leisure Products — 0.3%
FGI Operating Co. LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 11.00%), 12.00%, 5/16/2023 ‡ (i)	3,701	403
Hercules Achievement, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 8.07%, 12/16/2024	14,441	13,949
		14,352
Machinery — 0.4%
SPX Flow, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.50%), 9.22%, 4/5/2029	4,521	4,282
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Machinery — continued
Thyssenkrupp Elevator, 1st Lien Term Loan B-1 (ICE LIBOR USD 6 Month + 3.50%), 8.60%, 7/30/2027	9,760	9,533
Titan Acquisition Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 8.15%, 3/28/2025	3,994	3,822
		17,637
Media — 0.6%
Clear Channel Outdoor Holdings, Inc., 1st Lien Term Loan B (1 MONTH CME TERM SOFR + 3.50%; ICE LIBOR USD 3 Month + 3.50% ), 8.33%, 8/21/2026 (k)	3,990	3,774
DIRECTV Financing LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 5.00%), 9.63%, 8/2/2027	14,345	13,936
iHeartCommunications, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 7.63%, 5/1/2026	12,331	11,930
		29,640
Personal Products — 0.6%
Nestle Skin Health SA, Term Loan B (Luxembourg) (ICE LIBOR USD 3 Month + 3.75%), 8.48%, 10/1/2026	25,583	24,851
Revlon Consumer Products Corp., Term Loan B (ICE LIBOR USD 3 Month + 5.50%), 10.09%, 9/7/2023	7,785	1,195
		26,046
Road & Rail — 0.4%
First Student Bidco, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 7.73%, 7/21/2028	7,711	7,350
First Student Bidco, Inc., 1st Lien Term Loan C
(ICE LIBOR USD 3 Month + 3.00%), 7.73%, 7/21/2028	2,875	2,741
(3-MONTH CME TERM SOFR + 4.00%), 8.68%, 7/21/2028	417	405
First Student Bidco, Inc., Term Loan B (3-MONTH CME TERM SOFR + 4.00%), 8.68%, 7/21/2028	6,000	5,839
		16,335
Semiconductors & Semiconductor Equipment — 0.1%
Brooks Automation, 1st Lien Term Loan B (1 Month SOFR + 3.10%; 6 Month SOFR + 3.10% ), 7.99%, 2/1/2029	3,483	3,369
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	173

JPMorgan High Yield Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Software — 0.1%
Genesys Telecom Holdings US, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 8.63%, 12/1/2027	4,703	4,656
Specialty Retail — 1.1%
Claire's Stores, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 6.50%), 11.13%, 12/18/2026 (l)	13,072	12,059
Petco Health and Wellness Co., Inc., Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.09%, 3/3/2028	12,448	12,308
PrimeSource, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 8.00%, 12/28/2027	5,603	5,136
Pure Fishing, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.50%), 9.13%, 12/22/2025	19,877	13,676
Serta Simmons Bedding LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 7.50%), 12.27%, 8/10/2023	12,878	7,092
		50,271
Total Loan Assignments (Cost $317,650)		281,843
	SHARES (000)
Common Stocks — 2.2%
Communications Equipment — 0.0% ^
Goodman Networks, Inc. ‡ *	300	—
Diversified Financial Services — 0.0% ^
ACC Claims Holdings LLC ‡ *	7,076	18
Diversified Telecommunication Services — 0.2%
Frontier Communications Parent, Inc. *	251	6,864
Energy Equipment & Services — 0.0% ^
Telford Offshore Holdings Ltd. (Cayman Islands) ‡ *	368	—
Equity Real Estate Investment Trusts (REITs) — 0.3%
VICI Properties, Inc.	393	13,171
Food & Staples Retailing — 0.0% ^
Moran Foods Backstop Equity ‡ *	616	1,539
Internet & Direct Marketing Retail — 0.1%
MYT Holding Co. ‡ *	5,623	4,306
Media — 0.1%
Clear Channel Outdoor Holdings, Inc. *	2,312	4,092
iHeartMedia, Inc., Class A *	273	1,983
		6,075
INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — 0.7%
Chesapeake Energy Corp.	82	6,656
Chord Energy Corp.	68	9,070
EP Energy Corp. ‡ *	296	2,072
Gulfport Energy Corp. *	180	11,921
		29,719
Pharmaceuticals — 0.0% ^
Mallinckrodt plc *	193	1,796
Professional Services — 0.3%
Neiman Marcus ‡ *	6	864
NMG, Inc. ‡ *	83	12,747
		13,611
Specialty Retail — 0.1%
Claire's Stores, Inc. ‡ *	17	5,429
Wireless Telecommunication Services — 0.4%
Intelsat SA (Luxembourg) ‡ *	748	18,319
Total Common Stocks (Cost $93,440)		100,847
	PRINCIPAL AMOUNT ($000)
Convertible Bonds — 0.7%
Hotels, Restaurants & Leisure — 0.0% ^
Royal Caribbean Cruises Ltd. 4.25%, 6/15/2023	500	537
Media — 0.6%
DISH Network Corp.
2.38%, 3/15/2024	8,585	7,885
Zero Coupon, 12/15/2025	7,845	5,001
3.38%, 8/15/2026	18,645	11,916
Liberty Interactive LLC
4.00%, 11/15/2029	2,570	874
3.75%, 2/15/2030	4,448	1,534
		27,210
Oil, Gas & Consumable Fuels — 0.1%
Gulfport Energy Corp. 10.00% (Cash), 3/2/2023 ‡ (b) (c) (d)	1	3,490
Total Convertible Bonds (Cost $38,674)		31,237
SEE NOTES TO FINANCIAL STATEMENTS.

174	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange-Traded Funds — 0.7%
Exchange-Traded Fund — 0.7%
iShares iBoxx High Yield Corporate Bond ETF (Cost $30,065)	408	30,408
Convertible Preferred Stocks — 0.6%
Specialty Retail — 0.6%
Claire's Stores, Inc. ‡ * (Cost $3,724)	13	29,715
Preferred Stocks — 0.3%
Communications Equipment — 0.0% ^
Goodman Networks, Inc. ‡ *	358	4
Internet & Direct Marketing Retail — 0.3%
MYT Holding LLC Series A, 10.00%, 6/6/2029 ‡	13,477	12,062
Oil, Gas & Consumable Fuels — 0.0% ^
Gulfport Energy Corp. ‡ *	—	340
Total Preferred Stocks (Cost $14,233)		12,406
	NO. OF RIGHTS (000)
Rights — 0.1%
Diversified Telecommunication Services — 0.0% ^
Intelsat Jackson Holdings SA, expiring 12/5/2025 (Luxembourg) ‡ *	157	1
Independent Power and Renewable Electricity Producers — 0.1%
Vistra Corp., expiring 12/31/2049 ‡ *	2,823	3,600
Total Rights (Cost $2)		3,601
	NO. OF WARRANTS (000)
Warrants — 0.1%
Diversified Telecommunication Services — 0.0% ^
Windstream Holdings, Inc. expiring 12/31/2049, price 10.75 USD ‡ *	14	103
Media — 0.1%
Nmg Research Ltd. expiring 9/24/2027, price 1.00 USD (United Kingdom) ‡ *	109	3,286
Total Warrants (Cost $1)		3,389
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 0.3%
Investment Companies — 0.3%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 4.37% (m) (n) (Cost $12,389)	12,389	12,389
Total Investments — 98.9% (Cost $4,955,754)		4,487,036
Other Assets Less Liabilities — 1.1%		51,675
NET ASSETS — 100.0%		4,538,711

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
CME	Chicago Mercantile Exchange
ETF	Exchange Traded Fund
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
SCA	Limited partnership with share capital
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(c)	Security is an interest bearing note with preferred security characteristics.
(d)
Security is perpetual and thus, does not have a
predetermined maturity date. The coupon rate for this
security is fixed for a period of time and may be
structured to adjust thereafter. The date shown, if
applicable, reflects the next call date. The coupon rate
shown is the rate in effect as of February 28, 2023.

(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2023.
(f)
Contingent Capital security (“CoCo”). CoCos are hybrid
debt securities that may be convertible into equity or
may be written down if a pre-specified trigger event
occurs. The total value of aggregate CoCo holdings at
February 28, 2023 is $11,934 or 0.26% of the
Fund’s net assets as of February 28, 2023 .

SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	175

JPMorgan High Yield Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
(g)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 28, 2023.

(h)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of February 28, 2023.

(i)	Defaulted security.
(j)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(k)	All or a portion of this security is unsettled as of February 28, 2023. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(l)	Fund is subject to legal or contractual restrictions on the resale of the security.
(m)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(n)	The rate shown is the current yield as of February 28, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

176	J.P. Morgan Income Funds	February 28, 2023

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 32.9%
Aerospace & Defense — 0.4%
Bombardier, Inc. (Canada) 7.50%, 3/15/2025 (a)	1,940	1,939
BWX Technologies, Inc.
4.13%, 6/30/2028 (a)	3,904	3,483
4.13%, 4/15/2029 (a)	3,625	3,163
Howmet Aerospace, Inc.
6.88%, 5/1/2025	27	27
5.90%, 2/1/2027	3,179	3,165
6.75%, 1/15/2028	118	120
5.95%, 2/1/2037	110	108
Spirit AeroSystems, Inc. 9.38%, 11/30/2029 (a)	2,941	3,106
TransDigm, Inc. 6.25%, 3/15/2026 (a)	7,857	7,753
Triumph Group, Inc.
8.88%, 6/1/2024 (a)	923	960
6.25%, 9/15/2024 (a)	2,631	2,628
7.75%, 8/15/2025	3,090	2,959
9.00%, 3/15/2028 (a) (b)	1,843	1,843
Wesco Aircraft Holdings, Inc.
8.50%, 11/15/2024 (a)	2,471	1,112
9.00%, 11/15/2026 (a)	5,685	3,833
		36,199
Airlines — 0.3%
American Airlines, Inc.
11.75%, 7/15/2025 (a)	2,880	3,159
5.50%, 4/20/2026 (a)	9,241	8,994
5.75%, 4/20/2029 (a)	7,911	7,524
Mileage Plus Holdings LLC 6.50%, 6/20/2027 (a)	1,913	1,913
United Airlines, Inc.
4.38%, 4/15/2026 (a)	4,193	3,946
4.63%, 4/15/2029 (a)	1,363	1,208
		26,744
Auto Components — 0.9%
Adient Global Holdings Ltd. 4.88%, 8/15/2026 (a)	3,620	3,350
Allison Transmission, Inc.
4.75%, 10/1/2027 (a)	3,333	3,091
5.88%, 6/1/2029 (a)	8,896	8,429
3.75%, 1/30/2031 (a)	9,757	8,098
American Axle & Manufacturing, Inc.
6.25%, 3/15/2026	2,267	2,149
6.50%, 4/1/2027	5,125	4,737
6.88%, 7/1/2028	2,405	2,158
5.00%, 10/1/2029	5,085	4,103
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Auto Components — continued
Clarios Global LP
6.75%, 5/15/2025 (a)	2,950	2,933
6.25%, 5/15/2026 (a)	7,772	7,628
8.50%, 5/15/2027 (a)	6,690	6,652
Cooper-Standard Automotive, Inc.
4.50% (PIK), 3/31/2027 (a) (c)	1,515	1,562
10.63% (PIK), 5/15/2027 (a) (c)	884	531
Dana, Inc.
5.38%, 11/15/2027	2,775	2,560
5.63%, 6/15/2028	2,777	2,513
4.25%, 9/1/2030	1,744	1,409
Dornoch Debt Merger Sub, Inc. 6.63%, 10/15/2029 (a)	4,565	3,447
Goodyear Tire & Rubber Co. (The)
5.00%, 5/31/2026	3,703	3,564
5.00%, 7/15/2029	8,711	7,579
5.25%, 4/30/2031	5,566	4,773
5.25%, 7/15/2031	2,530	2,154
Icahn Enterprises LP 6.25%, 5/15/2026	4,366	4,235
IHO Verwaltungs GmbH (Germany) 4.75% (Cash), 9/15/2026 (a) (c)	4,960	4,572
		92,227
Automobiles — 0.0% ^
Jaguar Land Rover Automotive plc (United Kingdom) 4.50%, 10/1/2027 (a)	1,000	837
Banks — 1.4%
Banco do Brasil SA (Brazil) (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 6.36%), 9.00%, 6/18/2024 (d) (e) (f) (g) (h)	8,400	8,520
Banco Mercantil del Norte SA (Mexico) (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 5.47%), 7.50%, 6/27/2029 (d) (e) (f) (g) (h)	9,900	9,220
Banco Santander SA (Spain) (USD ICE Swap Rate 5 Year + 4.99%), 7.50%, 2/8/2024 (d) (e) (f) (g) (h)	3,000	2,936
Bank of America Corp.
Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 3/17/2025 (e) (f) (h)	716	709
Series DD, (ICE LIBOR USD 3 Month + 4.55%), 6.30%, 3/10/2026 (e) (f) (h)	34	34
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 4.07%), 8.87%, 4/30/2023 (e) (f) (h)	865	870
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	177

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
Series U, (SOFR + 3.81%), 5.00%, 9/12/2024 (e) (f) (h)	9,905	9,410
Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025 (e) (f) (h)	4,714	4,606
Series W, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.60%), 4.00%, 12/10/2025 (e) (f) (h)	6,230	5,700
Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 8/15/2026 (e) (f) (h)	83	83
Credit Agricole SA (France) (USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (a) (d) (e) (f) (h)	13,755	13,906
HSBC Holdings plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.65%), 4.60%, 12/17/2030 (d) (e) (f) (h)	6,831	5,503
ING Groep NV (USD ICE Swap Rate 5 Year + 4.20%), 6.75%, 4/16/2024 (d) (e) (f) (g) (h)	8,500	8,316
Intesa Sanpaolo SpA (Italy) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.75%), 4.95%, 6/1/2042 (a) (h)	6,402	4,288
NatWest Group plc (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.63%), 6.00%, 12/29/2025 (d) (e) (f) (h)	16,206	15,197
Societe Generale SA (France)
(USD Swap Semi 5 Year + 4.30%), 7.37%, 10/4/2023 (a) (d) (e) (f) (h)	6,742	6,658
(USD ICE Swap Rate 5 Year + 5.87%), 8.00%, 9/29/2025 (a) (d) (e) (f) (h)	14,270	14,198
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.51%), 5.38%, 11/18/2030 (a) (d) (e) (f) (h)	2,602	2,145
Toronto-Dominion Bank (The) (Canada) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.08%), 8.12%, 10/31/2082 (d) (h)	5,795	6,048
UniCredit SpA (Italy) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.75%), 5.46%, 6/30/2035 (a) (h)	5,096	4,323
Wells Fargo & Co. Series BB, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.45%), 3.90%, 3/15/2026 (e) (f) (h)	21,821	19,516
		142,186
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Beverages — 0.1%
Central American Bottling Corp. (Guatemala) 5.25%, 4/27/2029 (a)	2,727	2,499
Triton Water Holdings, Inc. 6.25%, 4/1/2029 (a)	5,690	4,535
		7,034
Biotechnology — 0.1%
Emergent BioSolutions, Inc. 3.88%, 8/15/2028 (a)	4,033	2,440
Grifols Escrow Issuer SA (Spain) 4.75%, 10/15/2028 (a)	3,527	3,016
		5,456
Building Products — 0.4%
Advanced Drainage Systems, Inc. 5.00%, 9/30/2027 (a)	125	116
Builders FirstSource, Inc.
4.25%, 2/1/2032 (a)	3,658	3,071
6.38%, 6/15/2032 (a)	3,240	3,112
James Hardie International Finance DAC 5.00%, 1/15/2028 (a)	2,000	1,879
JELD-WEN, Inc.
6.25%, 5/15/2025 (a)	1,015	987
4.63%, 12/15/2025 (a)	750	674
4.88%, 12/15/2027 (a)	1,253	1,047
Masonite International Corp.
5.38%, 2/1/2028 (a)	4,450	4,174
3.50%, 2/15/2030 (a)	1,800	1,464
MIWD Holdco II LLC 5.50%, 2/1/2030 (a)	1,850	1,502
Standard Industries, Inc.
4.75%, 1/15/2028 (a)	12,649	11,364
4.38%, 7/15/2030 (a)	6,864	5,714
Summit Materials LLC
6.50%, 3/15/2027 (a)	1,145	1,121
5.25%, 1/15/2029 (a)	2,205	2,029
		38,254
Capital Markets — 0.4%
Charles Schwab Corp. (The) Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 3.08%), 4.00%, 12/1/2030 (e) (f) (h)	5,530	4,675
Coinbase Global, Inc.
3.38%, 10/1/2028 (a)	1,545	1,012
3.63%, 10/1/2031 (a)	1,002	604
Credit Suisse Group AG (Switzerland) (USD Swap Semi 5 Year + 3.46%), 6.25%, 12/18/2024 (a) (d) (e) (f) (h)	10,000	8,200
SEE NOTES TO FINANCIAL STATEMENTS.

178	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Capital Markets — continued
Goldman Sachs Group, Inc. (The) Series P, (ICE LIBOR USD 3 Month + 2.87%), 7.73%, 12/31/2164 (e) (f) (h)	5,070	5,022
MSCI, Inc. 4.00%, 11/15/2029 (a)	4,710	4,169
UBS Group AG (Switzerland) (USD Swap Semi 5 Year + 4.59%), 6.87%, 8/7/2025 (d) (e) (f) (g) (h)	13,061	12,848
		36,530
Chemicals — 1.1%
Axalta Coating Systems LLC
4.75%, 6/15/2027 (a)	10,742	9,908
3.38%, 2/15/2029 (a)	8,793	7,299
Braskem Idesa SAPI (Mexico) 6.99%, 2/20/2032 (a)	5,527	3,855
Braskem Netherlands Finance BV (Brazil) 7.25%, 2/13/2033 (a)	1,302	1,267
Chemours Co. (The)
5.75%, 11/15/2028 (a)	10,006	8,788
4.63%, 11/15/2029 (a)	2,212	1,795
Element Solutions, Inc. 3.88%, 9/1/2028 (a)	9,841	8,488
Gates Global LLC 6.25%, 1/15/2026 (a)	950	928
INEOS Quattro Finance 2 plc (United Kingdom) 3.38%, 1/15/2026 (a)	6,783	5,966
NOVA Chemicals Corp. (Canada)
4.88%, 6/1/2024 (a)	2,120	2,078
5.25%, 6/1/2027 (a)	16,405	14,764
4.25%, 5/15/2029 (a)	2,720	2,252
Sasol Financing USA LLC 5.50%, 3/18/2031	2,900	2,418
Scotts Miracle-Gro Co. (The)
5.25%, 12/15/2026	2,625	2,513
4.50%, 10/15/2029	7,937	6,877
4.00%, 4/1/2031	6,750	5,400
4.38%, 2/1/2032	1,190	972
Trinseo Materials Operating SCA
5.38%, 9/1/2025 (a)	5,396	4,717
5.13%, 4/1/2029 (a)	11,110	7,398
Venator Finance SARL 9.50%, 7/1/2025 (a)	2,955	2,251
WR Grace Holdings LLC
4.88%, 6/15/2027 (a)	12,197	11,208
5.63%, 8/15/2029 (a)	3,196	2,563
		113,705
Commercial Services & Supplies — 0.9%
ACCO Brands Corp. 4.25%, 3/15/2029 (a)	10,017	8,209
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Services & Supplies — continued
ADT Security Corp. (The)
4.13%, 8/1/2029 (a)	2,931	2,522
4.88%, 7/15/2032 (a)	5,796	4,971
Allied Universal Holdco LLC
6.63%, 7/15/2026 (a)	4,807	4,565
9.75%, 7/15/2027 (a)	2,327	2,135
4.63%, 6/01/2028 (a)	5,179	4,292
Aramark Services, Inc.
5.00%, 4/1/2025 (a)	1,485	1,440
5.00%, 2/1/2028 (a)	6,426	5,916
Bidvest Group UK plc (The) (South Africa) 3.63%, 9/23/2026 (a)	2,000	1,775
Brink's Co. (The) 4.63%, 10/15/2027 (a)	3,420	3,110
Garda World Security Corp. (Canada)
4.63%, 2/15/2027 (a)	805	713
9.50%, 11/1/2027 (a)	4,280	4,112
GFL Environmental, Inc. (Canada)
3.75%, 8/1/2025 (a)	6,739	6,343
5.13%, 12/15/2026 (a)	2,110	2,020
4.00%, 8/1/2028 (a)	4,958	4,315
4.75%, 6/15/2029 (a)	365	325
Madison IAQ LLC
4.13%, 6/30/2028 (a)	14,881	12,695
5.88%, 6/30/2029 (a)	1,344	1,070
Prime Security Services Borrower LLC
5.75%, 4/15/2026 (a)	7,028	6,791
3.38%, 8/31/2027 (a)	8,104	7,009
Stericycle, Inc.
5.38%, 7/15/2024 (a)	650	640
3.88%, 1/15/2029 (a)	7,595	6,511
		91,479
Communications Equipment — 0.3%
CommScope Technologies LLC 6.00%, 6/15/2025 (a)	2,685	2,573
CommScope, Inc.
6.00%, 3/1/2026 (a)	14,204	13,687
8.25%, 3/1/2027 (a)	10,091	8,577
4.75%, 9/1/2029 (a)	6,222	5,071
Nokia OYJ (Finland) 4.38%, 6/12/2027	2,600	2,434
		32,342
Construction & Engineering — 0.3%
Aeropuerto Internacional de Tocumen SA (Panama) 5.13%, 8/11/2061 (a)	3,830	3,004
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	179

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Construction & Engineering — continued
Bioceanico Sovereign Certificate Ltd. (Paraguay) Zero Coupon, 6/5/2034 (g)	3,105	2,114
Dycom Industries, Inc. 4.50%, 4/15/2029 (a)	3,830	3,357
Global Infrastructure Solutions, Inc. 5.63%, 6/1/2029 (a)	1,150	960
International Airport Finance SA (Ecuador) 12.00%, 3/15/2033 (g)	8,411	8,220
MasTec, Inc. 4.50%, 8/15/2028 (a)	8,854	8,056
Mexico City Airport Trust (Mexico) 5.50%, 10/31/2046 (g)	6,000	4,434
		30,145
Consumer Finance — 0.8%
Ford Motor Credit Co. LLC
2.30%, 2/10/2025	1,350	1,241
4.69%, 6/9/2025	15,448	14,769
4.39%, 1/8/2026	4,200	3,951
4.54%, 8/1/2026	5,945	5,510
2.70%, 8/10/2026	5,029	4,376
4.27%, 1/9/2027	20,356	18,435
4.13%, 8/17/2027	13,863	12,351
2.90%, 2/10/2029	7,839	6,381
5.11%, 5/3/2029	1,544	1,411
OneMain Finance Corp.
6.88%, 3/15/2025	1,993	1,946
7.13%, 3/15/2026	3,762	3,657
3.88%, 9/15/2028	5,310	4,221
5.38%, 11/15/2029	580	488
		78,737
Containers & Packaging — 1.0%
Ardagh Packaging Finance plc
4.13%, 8/15/2026 (a)	5,650	5,142
5.25%, 8/15/2027 (a)	13,542	11,121
Berry Global, Inc.
4.50%, 2/15/2026 (a)	1,051	1,008
4.88%, 7/15/2026 (a)	7,076	6,775
5.63%, 7/15/2027 (a)	950	914
Klabin Austria GmbH (Brazil) 7.00%, 4/3/2049 (g)	4,630	4,498
LABL, Inc.
6.75%, 7/15/2026 (a)	13,027	12,391
10.50%, 7/15/2027 (a)	1,015	949
Mauser Packaging Solutions Holding Co.
7.88%, 8/15/2026 (a)	17,400	17,509
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Containers & Packaging — continued
9.25%, 4/15/2027 (a)	6,679	6,278
Owens-Brockway Glass Container, Inc. 6.63%, 5/13/2027 (a)	1,500	1,459
Pactiv Evergreen Group Issuer, Inc. 4.00%, 10/15/2027 (a)	19,295	16,832
Smurfit Kappa Treasury Funding DAC (Ireland) 7.50%, 11/20/2025	950	997
TriMas Corp. 4.13%, 4/15/2029 (a)	2,612	2,272
Trivium Packaging Finance BV (Netherlands)
5.50%, 8/15/2026 (a) (i)	13,592	12,844
8.50%, 8/15/2027 (a) (i)	1,965	1,867
		102,856
Diversified Consumer Services — 0.1%
Service Corp. International
7.50%, 4/1/2027	535	551
4.63%, 12/15/2027	2,102	1,958
3.38%, 8/15/2030	10,341	8,402
		10,911
Diversified Telecommunication Services — 2.4%
Altice France Holding SA (Luxembourg) 10.50%, 5/15/2027 (a)	11,983	9,897
Altice France SA (France)
8.13%, 2/1/2027 (a)	12,342	11,540
5.50%, 1/15/2028 (a)	3,500	2,883
5.13%, 1/15/2029 (a)	416	319
5.13%, 7/15/2029 (a)	9,906	7,673
CCO Holdings LLC
5.13%, 5/1/2027 (a)	13,241	12,251
5.00%, 2/1/2028 (a)	7,549	6,841
5.38%, 6/1/2029 (a)	21,812	19,455
6.38%, 9/1/2029 (a)	13,636	12,713
4.75%, 3/1/2030 (a)	27,001	22,707
4.50%, 8/15/2030 (a)	27,314	22,466
4.25%, 2/1/2031 (a)	21,059	16,904
4.50%, 6/1/2033 (a)	5,534	4,305
Embarq Corp. 8.00%, 6/1/2036	1,643	707
ESC Co., Intelsat Jackson Holdings, Ltd.
5.50%, 8/1/2023 ‡ (j)	8,602	1
8.50%, 10/15/2024 ‡ (a) (j)	5,163	1
9.75%, 7/15/2025 ‡ (j)	1,765	—
Frontier Communications Holdings LLC
5.88%, 10/15/2027 (a)	14,363	13,345
5.00%, 5/1/2028 (a)	5,087	4,464
SEE NOTES TO FINANCIAL STATEMENTS.

180	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Diversified Telecommunication Services — continued
5.88%, 11/1/2029	60	48
6.00%, 1/15/2030 (a)	1,600	1,278
Intelsat Jackson Holdings SA (Luxembourg) 6.50%, 3/15/2030 (a)	11,349	9,874
Level 3 Financing, Inc.
4.63%, 9/15/2027 (a)	14,044	10,498
4.25%, 7/1/2028 (a)	4,850	3,310
Liquid Telecommunications Financing plc (South Africa) 5.50%, 9/4/2026 (a)	2,500	1,737
Lumen Technologies, Inc.
5.13%, 12/15/2026 (a)	15,286	11,197
4.00%, 2/15/2027 (a)	6,495	4,987
Series G, 6.88%, 1/15/2028	17	11
4.50%, 1/15/2029 (a)	6,475	3,422
SES GLOBAL Americas Holdings, Inc. (Luxembourg) 5.30%, 3/25/2044 (a)	110	83
Sitios Latinoamerica SAB de CV (Brazil) 5.38%, 4/4/2032 (a)	2,937	2,583
Sprint Capital Corp. 8.75%, 3/15/2032	10,410	12,393
Telecom Italia Capital SA (Italy)
6.38%, 11/15/2033	6,890	6,005
7.72%, 6/04/2038	3,920	3,568
Virgin Media Secured Finance plc (United Kingdom) 5.50%, 5/15/2029 (a)	2,750	2,492
Zayo Group Holdings, Inc. 4.00%, 3/1/2027 (a)	7,000	5,370
		247,328
Electric Utilities — 0.7%
Comision Federal de Electricidad (Mexico) 4.68%, 2/9/2051 (a)	2,366	1,564
Electricidad Firme de Mexico Holdings SA de CV (Mexico) 4.90%, 11/20/2026 (a)	1,400	1,246
Eskom Holdings SOC Ltd. (South Africa)
6.75%, 8/6/2023 (g)	1,300	1,286
7.13%, 2/11/2025 (g)	6,800	6,678
8.45%, 8/10/2028 (g)	4,400	4,306
FEL Energy VI SARL (Mexico) 5.75%, 12/1/2040 (a)	8,989	7,481
Instituto Costarricense de Electricidad (Costa Rica)
6.75%, 10/7/2031 (a)	8,210	7,819
6.38%, 5/15/2043 (g)	690	548
NextEra Energy Operating Partners LP 4.25%, 9/15/2024 (a)	4	4
NRG Energy, Inc.
6.63%, 1/15/2027	1,256	1,252
5.75%, 1/15/2028	9,597	9,046
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued
5.25%, 6/15/2029 (a)	1,184	1,054
3.63%, 2/15/2031 (a)	6,790	5,265
PG&E Corp. 5.00%, 7/1/2028	1,265	1,155
Trinidad Generation UnLtd (Trinidad And Tobago) 5.25%, 11/4/2027 (g)	2,000	1,953
Vistra Operations Co. LLC
5.50%, 9/1/2026 (a)	566	541
5.63%, 2/15/2027 (a)	1,896	1,797
5.00%, 7/31/2027 (a)	15,468	14,369
4.38%, 5/1/2029 (a)	2,296	1,984
		69,348
Electrical Equipment — 0.2%
Regal Rexnord Corp.
6.05%, 2/15/2026 (a)	2,422	2,403
6.05%, 4/15/2028 (a)	4,935	4,825
6.30%, 2/15/2030 (a)	2,093	2,048
6.40%, 4/15/2033 (a)	2,931	2,884
Sensata Technologies BV
5.63%, 11/1/2024 (a)	80	79
4.00%, 4/15/2029 (a)	12,077	10,652
		22,891
Electronic Equipment, Instruments & Components — 0.3%
CDW LLC
4.25%, 4/1/2028	10,708	9,741
3.25%, 2/15/2029	1,200	1,011
Coherent Corp. 5.00%, 12/15/2029 (a)	9,815	8,599
Sensata Technologies, Inc.
4.38%, 2/15/2030 (a)	4,929	4,362
3.75%, 2/15/2031 (a)	2,250	1,876
		25,589
Energy Equipment & Services — 0.2%
Archrock Partners LP 6.88%, 4/1/2027 (a)	1,846	1,791
Guara Norte SARL (Brazil) 5.20%, 6/15/2034 (a)	4,808	4,017
Nabors Industries Ltd. 7.25%, 1/15/2026 (a)	3,685	3,508
Nabors Industries, Inc. 5.75%, 2/1/2025	419	400
Precision Drilling Corp. (Canada) 7.13%, 1/15/2026 (a)	3,376	3,321
Transocean Poseidon Ltd. 6.88%, 2/1/2027 (a)	214	208
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	181

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Energy Equipment & Services — continued
Transocean, Inc.
11.50%, 1/30/2027 (a)	1,011	1,039
8.75%, 2/15/2030 (a)	1,495	1,521
		15,805
Entertainment — 0.4%
Live Nation Entertainment, Inc.
4.88%, 11/1/2024 (a)	1,358	1,317
5.63%, 3/15/2026 (a)	3,148	3,030
6.50%, 5/15/2027 (a)	12,416	12,208
4.75%, 10/15/2027 (a)	13,757	12,389
3.75%, 1/15/2028 (a)	2,340	2,035
WMG Acquisition Corp.
3.75%, 12/1/2029 (a)	116	98
3.88%, 7/15/2030 (a)	7,560	6,412
		37,489
Equity Real Estate Investment Trusts (REITs) — 0.6%
Iron Mountain, Inc.
5.25%, 3/15/2028 (a)	5,018	4,619
5.00%, 7/15/2028 (a)	3,567	3,233
4.88%, 9/15/2029 (a)	1,985	1,728
RHP Hotel Properties LP
4.75%, 10/15/2027	16,026	14,734
4.50%, 2/15/2029 (a)	1,345	1,171
SBA Communications Corp. 3.13%, 2/1/2029	9,662	7,978
VICI Properties LP
4.63%, 6/15/2025 (a)	3,903	3,746
4.50%, 9/1/2026 (a)	1,000	933
4.25%, 12/1/2026 (a)	5,978	5,544
5.75%, 2/1/2027 (a)	3,610	3,522
3.75%, 2/15/2027 (a)	11,496	10,409
3.88%, 2/15/2029 (a)	1,950	1,696
4.63%, 12/1/2029 (a)	3,917	3,509
4.13%, 8/15/2030 (a)	740	639
		63,461
Food & Staples Retailing — 0.5%
Albertsons Cos., Inc.
7.50%, 3/15/2026 (a)	2,767	2,816
4.63%, 1/15/2027 (a)	8,303	7,805
5.88%, 2/15/2028 (a)	6,122	5,925
3.50%, 3/15/2029 (a)	9,129	7,727
4.88%, 2/15/2030 (a)	2,092	1,877
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Food & Staples Retailing — continued
New Albertsons LP
6.63%, 6/1/2028	8	8
7.45%, 8/1/2029	113	115
8.00%, 5/1/2031	870	894
Performance Food Group, Inc.
6.88%, 5/1/2025 (a)	2,168	2,173
5.50%, 10/15/2027 (a)	4,302	4,079
4.25%, 8/1/2029 (a)	3,651	3,188
Rite Aid Corp.
7.50%, 7/1/2025 (a)	7,843	5,529
8.00%, 11/15/2026 (a)	7,187	3,809
Tesco plc (United Kingdom) 6.15%, 11/15/2037 (a)	870	843
US Foods, Inc.
4.75%, 2/15/2029 (a)	2,140	1,929
4.63%, 6/1/2030 (a)	2,003	1,749
		50,466
Food Products — 0.3%
Lamb Weston Holdings, Inc.
4.13%, 1/31/2030 (a)	3,220	2,826
4.38%, 1/31/2032 (a)	858	755
MARB BondCo plc (Brazil) 3.95%, 1/29/2031 (a)	5,264	3,764
Post Holdings, Inc.
5.75%, 3/1/2027 (a)	2,436	2,372
5.63%, 1/15/2028 (a)	8,973	8,569
4.63%, 4/15/2030 (a)	10,935	9,481
4.50%, 9/15/2031 (a)	1,625	1,368
Sigma Holdco BV (Netherlands) 7.88%, 5/15/2026 (a)	3,000	2,390
		31,525
Gas Utilities — 0.1%
AmeriGas Partners LP
5.50%, 5/20/2025	4,277	4,065
5.88%, 8/20/2026	2,313	2,180
5.75%, 5/20/2027	1,657	1,533
		7,778
Health Care Equipment & Supplies — 0.3%
Avantor Funding, Inc. 4.63%, 7/15/2028 (a)	10,349	9,521
Hologic, Inc.
4.63%, 2/1/2028 (a)	1,031	962
3.25%, 2/15/2029 (a)	7,015	6,049
SEE NOTES TO FINANCIAL STATEMENTS.

182	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Health Care Equipment & Supplies — continued
Medline Borrower LP
3.88%, 4/1/2029 (a)	11,608	9,675
5.25%, 10/1/2029 (a)	9,452	7,757
		33,964
Health Care Providers & Services — 1.8%
180 Medical, Inc. (United Kingdom) 3.88%, 10/15/2029 (a)	451	393
Acadia Healthcare Co., Inc.
5.50%, 7/1/2028 (a)	2,500	2,343
5.00%, 4/15/2029 (a)	165	150
Centene Corp. 4.63%, 12/15/2029	23,282	21,291
Community Health Systems, Inc.
8.00%, 3/15/2026 (a)	10,565	10,301
5.63%, 3/15/2027 (a)	4,600	4,037
6.00%, 1/15/2029 (a)	6,616	5,714
6.88%, 4/15/2029 (a)	1,545	1,081
5.25%, 5/15/2030 (a)	4,584	3,668
DaVita, Inc. 3.75%, 2/15/2031 (a)	20,442	15,436
Encompass Health Corp.
5.75%, 9/15/2025	1,960	1,927
4.50%, 2/1/2028	8,069	7,408
4.75%, 2/1/2030	3,734	3,305
4.63%, 4/1/2031	5,032	4,303
Envision Healthcare Corp. 8.75%, 10/15/2026 (a)	1,122	263
HCA, Inc.
5.88%, 2/15/2026	9,816	9,808
5.63%, 9/1/2028	14,811	14,646
5.88%, 2/1/2029	5,210	5,208
McKesson Corp. 5.25%, 2/15/2026	2,970	2,954
Owens & Minor, Inc.
4.50%, 3/31/2029 (a)	5,580	4,283
6.63%, 4/1/2030 (a)	2,175	1,789
Tenet Healthcare Corp.
4.88%, 1/1/2026	17,088	16,274
6.25%, 2/1/2027	16,843	16,403
5.13%, 11/1/2027	23,814	22,388
4.63%, 6/15/2028	6,148	5,562
6.13%, 6/15/2030 (a)	4,549	4,333
		185,268
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care Technology — 0.1%
IQVIA, Inc.
5.00%, 10/15/2026 (a)	1,803	1,722
5.00%, 5/15/2027 (a)	7,967	7,580
		9,302
Hotels, Restaurants & Leisure — 1.7%
1011778 BC ULC (Canada)
3.88%, 1/15/2028 (a)	9,215	8,200
4.00%, 10/15/2030 (a)	4,740	3,915
Boyne USA, Inc. 4.75%, 5/15/2029 (a)	4,913	4,348
Caesars Entertainment, Inc.
6.25%, 7/1/2025 (a)	6,892	6,835
8.13%, 7/1/2027 (a)	4,735	4,782
4.63%, 10/15/2029 (a)	4,508	3,856
Carnival Corp.
5.75%, 3/1/2027 (a)	4,000	3,291
9.88%, 8/1/2027 (a)	6,440	6,556
4.00%, 8/1/2028 (a)	3,391	2,867
Carnival Holdings Bermuda Ltd. 10.38%, 5/1/2028 (a)	2,381	2,548
Cedar Fair LP
5.50%, 5/1/2025 (a)	6,745	6,663
5.25%, 7/15/2029	3,715	3,389
Hilton Domestic Operating Co., Inc.
5.38%, 5/1/2025 (a)	3,952	3,902
5.75%, 5/1/2028 (a)	2,530	2,454
3.75%, 5/1/2029 (a)	5,984	5,188
4.00%, 5/1/2031 (a)	715	608
Hilton Grand Vacations Borrower Escrow LLC 5.00%, 6/1/2029 (a)	1,005	882
Hilton Worldwide Finance LLC 4.88%, 4/1/2027	5,750	5,483
International Game Technology plc
6.50%, 2/15/2025 (a)	579	580
6.25%, 1/15/2027 (a)	3,445	3,378
Marriott Ownership Resorts, Inc.
4.75%, 1/15/2028	18	16
4.50%, 6/15/2029 (a)	3,496	2,934
Merlin Entertainments Ltd. (United Kingdom) 5.75%, 6/15/2026 (a)	3,050	2,897
MGM Resorts International
6.75%, 5/1/2025	875	877
5.75%, 6/15/2025	6,233	6,119
4.63%, 9/1/2026	3,874	3,609
5.50%, 4/15/2027	1,905	1,811
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	183

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Hotels, Restaurants & Leisure — continued
Motion Bondco DAC (United Kingdom) 6.63%, 11/15/2027 (a)	500	462
Royal Caribbean Cruises Ltd.
11.50%, 6/1/2025 (a)	4,143	4,413
11.63%, 8/15/2027 (a)	6,062	6,456
8.25%, 1/15/2029 (a)	3,657	3,786
9.25%, 1/15/2029 (a)	3,667	3,890
Six Flags Entertainment Corp.
4.88%, 7/31/2024 (a)	2,312	2,272
5.50%, 4/15/2027 (a)	14,092	13,308
Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (a)	1,904	1,924
Station Casinos LLC 4.50%, 2/15/2028 (a)	5,090	4,495
Vail Resorts, Inc. 6.25%, 5/15/2025 (a)	8,897	8,873
Wynn Las Vegas LLC
5.50%, 3/1/2025 (a)	5,754	5,583
5.25%, 5/15/2027 (a)	745	694
Wynn Resorts Finance LLC 5.13%, 10/1/2029 (a)	17,740	15,870
Yum! Brands, Inc.
4.75%, 1/15/2030 (a)	4,713	4,295
4.63%, 1/31/2032	1,834	1,621
		175,930
Household Durables — 0.2%
CD&R Smokey Buyer, Inc. 6.75%, 7/15/2025 (a)	7,004	6,111
Newell Brands, Inc. 5.63%, 4/1/2036 (i)	2,780	2,354
Tempur Sealy International, Inc. 4.00%, 4/15/2029 (a)	10,760	9,199
		17,664
Household Products — 0.4%
Central Garden & Pet Co.
5.13%, 2/1/2028	8,220	7,655
4.13%, 10/15/2030	4,695	3,912
Energizer Holdings, Inc.
4.75%, 6/15/2028 (a)	12,943	11,295
4.38%, 3/31/2029 (a)	6,462	5,478
Spectrum Brands, Inc.
5.75%, 7/15/2025	1,489	1,460
5.00%, 10/1/2029 (a)	7,976	6,874
5.50%, 7/15/2030 (a)	3,764	3,329
3.88%, 3/15/2031 (a)	3,140	2,485
		42,488
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Independent Power and Renewable Electricity Producers — 0.1%
Calpine Corp.
5.25%, 6/1/2026 (a)	5,072	4,861
4.63%, 2/1/2029 (a)	1,030	870
Termocandelaria Power Ltd. (Colombia) 7.88%, 1/30/2029 (g)	5,115	4,578
		10,309
Insurance — 0.0% ^
Massachusetts Mutual Life Insurance Co. (ICE LIBOR USD 3 Month + 3.19%), 5.08%, 2/15/2069 (a) (h)	600	530
Internet & Direct Marketing Retail — 0.0% ^
Photo Holdings Merger Sub, Inc. 8.50%, 10/1/2026 (a)	8,808	4,492
IT Services — 0.2%
Block, Inc.
2.75%, 6/1/2026	3,243	2,894
3.50%, 6/1/2031	7,820	6,318
Exela Intermediate LLC 11.50%, 7/15/2026 (a)	725	101
Gartner, Inc.
4.50%, 7/1/2028 (a)	12,458	11,437
3.75%, 10/1/2030 (a)	1,560	1,321
Presidio Holdings, Inc. 4.88%, 2/1/2027 (a)	2,100	1,913
		23,984
Leisure Products — 0.1%
Mattel, Inc.
5.88%, 12/15/2027 (a)	6,080	5,937
3.75%, 4/1/2029 (a)	497	430
Vista Outdoor, Inc. 4.50%, 3/15/2029 (a)	10,291	8,349
		14,716
Machinery — 0.2%
Chart Industries, Inc. 7.50%, 1/1/2030 (a)	3,852	3,910
Mueller Water Products, Inc. 4.00%, 6/15/2029 (a)	5,695	4,969
Terex Corp. 5.00%, 5/15/2029 (a)	3,660	3,360
TK Elevator US Newco, Inc. (Germany) 5.25%, 7/15/2027 (a)	3,828	3,468
		15,707
Marine — 0.1%
MV24 Capital BV (Brazil)
6.75%, 6/1/2034 (a)	3,777	3,389
6.75%, 6/1/2034 (g)	2,570	2,306
		5,695
SEE NOTES TO FINANCIAL STATEMENTS.

184	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Media — 3.5%
Altice Financing SA (Luxembourg) 5.75%, 8/15/2029 (a)	4,775	3,905
Audacy Capital Corp. 6.50%, 5/1/2027 (a)	3,678	533
Clear Channel Outdoor Holdings, Inc.
5.13%, 8/15/2027 (a)	22,460	20,046
7.75%, 4/15/2028 (a)	12,074	10,020
CSC Holdings LLC
6.50%, 2/1/2029 (a)	30,111	25,522
5.75%, 1/15/2030 (a)	6,210	3,557
Diamond Sports Group LLC 5.38%, 8/15/2026 (a) (j)	4,545	510
Directv Financing LLC 5.88%, 8/15/2027 (a)	12,888	11,522
DISH DBS Corp.
5.00%, 3/15/2023	6,698	6,681
5.88%, 11/15/2024	58,185	54,515
7.75%, 7/1/2026	14,486	11,245
5.25%, 12/1/2026 (a)	15,400	12,898
DISH Network Corp. 11.75%, 11/15/2027 (a)	13,526	13,705
GCI LLC 4.75%, 10/15/2028 (a)	6,871	5,892
Gray Escrow II, Inc. 5.38%, 11/15/2031 (a)	3,913	2,905
Gray Television, Inc.
5.88%, 7/15/2026 (a)	1,277	1,153
7.00%, 5/15/2027 (a)	4,342	3,932
4.75%, 10/15/2030 (a)	6,596	4,836
iHeartCommunications, Inc.
6.38%, 5/1/2026	7,399	6,973
8.38%, 5/1/2027	4,394	3,867
5.25%, 8/15/2027 (a)	13,581	11,818
4.75%, 1/15/2028 (a)	602	506
Lamar Media Corp.
4.88%, 1/15/2029	3,631	3,352
3.63%, 1/15/2031	410	338
Midcontinent Communications 5.38%, 8/15/2027 (a)	1,345	1,236
News Corp. 3.88%, 5/15/2029 (a)	7,752	6,643
Nexstar Media, Inc.
5.63%, 7/15/2027 (a)	14,313	13,293
4.75%, 11/1/2028 (a)	15,181	13,272
Outfront Media Capital LLC 5.00%, 8/15/2027 (a)	4,583	4,136
Paramount Global
(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (h)	524	432
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Media — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.00%), 6.37%, 3/30/2062 (h)	1,210	1,043
Scripps Escrow II, Inc. 3.88%, 1/15/2029 (a)	3,220	2,566
Sinclair Television Group, Inc.
5.13%, 2/15/2027 (a)	3,985	3,507
4.13%, 12/1/2030 (a)	5,330	4,148
Sirius XM Radio, Inc.
5.00%, 8/1/2027 (a)	25,030	22,965
4.00%, 7/15/2028 (a)	3,660	3,129
5.50%, 7/1/2029 (a)	12,819	11,569
Stagwell Global LLC 5.63%, 8/15/2029 (a)	6,345	5,457
TEGNA, Inc.
4.63%, 3/15/2028	1,405	1,250
5.00%, 9/15/2029	2,877	2,553
Telenet Finance Luxembourg Notes SARL (Belgium) 5.50%, 3/1/2028 (a)	2,400	2,239
Univision Communications, Inc.
6.63%, 6/1/2027 (a)	1,685	1,600
4.50%, 5/1/2029 (a)	7,474	6,304
7.38%, 6/30/2030 (a)	340	322
UPC Broadband Finco BV (Netherlands) 4.88%, 7/15/2031 (a)	3,685	3,086
UPC Holding BV (Netherlands) 5.50%, 1/15/2028 (a)	2,900	2,567
Videotron Ltd. (Canada)
5.38%, 6/15/2024 (a)	190	188
5.13%, 4/15/2027 (a)	9,962	9,314
3.63%, 6/15/2029 (a)	3,181	2,680
VZ Secured Financing BV (Netherlands) 5.00%, 1/15/2032 (a)	1,738	1,430
Ziggo Bond Co. BV (Netherlands) 6.00%, 1/15/2027 (a)	1,050	971
Ziggo BV (Netherlands) 4.88%, 1/15/2030 (a)	2,750	2,327
		350,458
Metals & Mining — 0.7%
Alcoa Nederland Holding BV
5.50%, 12/15/2027 (a)	3,890	3,770
6.13%, 5/15/2028 (a)	3,490	3,432
ArcelorMittal SA (Luxembourg) 7.00%, 10/15/2039 (i)	200	203
Arconic Corp.
6.00%, 5/15/2025 (a)	4,790	4,790
6.13%, 2/15/2028 (a)	7,559	7,427
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	185

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Metals & Mining — continued
ATI, Inc. 5.88%, 12/1/2027	3,085	2,939
Big River Steel LLC 6.63%, 1/31/2029 (a)	2,951	2,870
Cleveland-Cliffs, Inc.
6.75%, 3/15/2026 (a)	3,788	3,826
4.63%, 3/1/2029 (a)	3,797	3,459
4.88%, 3/1/2031 (a)	3,725	3,391
Constellium SE
5.88%, 2/15/2026 (a)	588	574
5.88%, 2/15/2026 (g)	1,294	1,263
5.63%, 6/15/2028 (a)	700	650
3.75%, 4/15/2029 (a)	1,000	830
CSN Inova Ventures (Brazil) 6.75%, 1/28/2028 (g)	4,300	4,084
FMG Resources August 2006 Pty. Ltd. (Australia) 4.38%, 4/1/2031 (a)	4,585	3,868
Freeport-McMoRan, Inc.
5.00%, 9/1/2027	2,612	2,539
4.38%, 8/1/2028	1,840	1,708
5.45%, 3/15/2043	2,072	1,871
Kaiser Aluminum Corp.
4.63%, 3/1/2028 (a)	4,060	3,497
4.50%, 6/1/2031 (a)	1,235	978
Nexa Resources SA (Brazil) 5.38%, 5/4/2027 (g)	2,900	2,727
Novelis Corp.
3.25%, 11/15/2026 (a)	1,351	1,191
4.75%, 1/30/2030 (a)	6,225	5,469
3.88%, 8/15/2031 (a)	3,130	2,536
		69,892
Mortgage Real Estate Investment Trusts (REITs) — 0.7%
Arbor Realty Trust, Inc.
5.00%, 4/30/2026	15,000	13,388
Series QIB, 4.50%, 9/1/2026 (a)	14,500	12,792
Series QIB, 4.50%, 3/15/2027 (a)	20,000	16,691
Great Ajax Operating Partnership LP Series QIB, 8.88%, 9/1/2027 (a)	11,000	10,464
ReadyCap Holdings LLC Series QIB, 4.50%, 10/20/2026 (a)	20,000	18,033
		71,368
Multiline Retail — 0.1%
NMG Holding Co., Inc. 7.13%, 4/1/2026 (a)	13,620	13,143
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Multiline Retail — continued
Nordstrom, Inc.
4.00%, 3/15/2027	250	218
4.25%, 8/1/2031	2,530	1,851
		15,212
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP (Colombia) 4.25%, 7/18/2029 (g)	2,800	2,049
Sempra Energy (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.55%), 4.88%, 10/15/2025 (e) (f) (h)	5,803	5,470
		7,519
Oil, Gas & Consumable Fuels — 3.3%
AI Candelaria Spain SA (Colombia)
7.50%, 12/15/2028 (g)	2,170	1,931
5.75%, 6/15/2033 (a)	3,974	2,802
Antero Midstream Partners LP
7.88%, 5/15/2026 (a)	785	793
5.75%, 3/1/2027 (a)	4,574	4,318
5.75%, 1/15/2028 (a)	1,874	1,759
5.38%, 6/15/2029 (a)	8,409	7,568
Antero Resources Corp.
8.38%, 7/15/2026 (a)	1,801	1,862
7.63%, 2/1/2029 (a)	2,250	2,267
BP Capital Markets plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.04%), 4.38%, 6/22/2025 (e) (f) (h)	12,690	12,099
Buckeye Partners LP
4.13%, 3/1/2025 (a)	2,001	1,876
3.95%, 12/1/2026	5,920	5,235
4.50%, 3/1/2028 (a)	6,537	5,740
5.60%, 10/15/2044	900	666
California Resources Corp. 7.13%, 2/1/2026 (a)	7,034	7,087
Cheniere Energy Partners LP
4.50%, 10/1/2029	5,350	4,855
4.00%, 3/1/2031	1,050	905
Cheniere Energy, Inc. 4.63%, 10/15/2028	8,545	7,921
Chesapeake Energy Corp. 6.75%, 4/15/2029 (a)	13,907	13,473
Chord Energy Corp. 6.38%, 6/1/2026 (a)	2,300	2,218
Comstock Resources, Inc.
6.75%, 3/1/2029 (a)	7,286	6,703
5.88%, 1/15/2030 (a)	3,940	3,388
Crestwood Midstream Partners LP
5.75%, 4/1/2025	4,949	4,800
SEE NOTES TO FINANCIAL STATEMENTS.

186	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
5.63%, 5/1/2027 (a)	4,430	4,098
8.00%, 4/1/2029 (a)	4,512	4,489
DCP Midstream Operating LP
5.38%, 7/15/2025	1,290	1,274
6.75%, 9/15/2037 (a)	124	130
5.60%, 4/1/2044	25	23
DT Midstream, Inc.
4.13%, 6/15/2029 (a)	5,819	4,990
4.38%, 6/15/2031 (a)	5,190	4,347
Ecopetrol SA (Colombia)
8.88%, 1/13/2033	2,525	2,468
5.88%, 5/28/2045	5,145	3,390
Encino Acquisition Partners Holdings LLC 8.50%, 5/1/2028 (a)	7,556	6,600
Energean Israel Finance Ltd. (Israel)
4.50%, 3/30/2024 (g)	1,732	1,680
4.88%, 3/30/2026 (g)	2,711	2,496
Energy Transfer LP
5.35%, 5/15/2045	740	631
5.30%, 4/15/2047	430	365
EnLink Midstream Partners LP
4.15%, 6/1/2025	1,801	1,727
4.85%, 7/15/2026	1,355	1,284
EQM Midstream Partners LP
6.00%, 7/1/2025 (a)	2,348	2,266
6.50%, 7/1/2027 (a)	1,795	1,700
5.50%, 7/15/2028	3,425	3,057
4.75%, 1/15/2031 (a)	7,763	6,307
Genesis Energy LP
6.50%, 10/1/2025	525	506
6.25%, 5/15/2026	1,675	1,588
8.00%, 1/15/2027	3,028	2,961
7.75%, 2/1/2028	2,820	2,700
Greenko Solar Mauritius Ltd. (India) 5.55%, 1/29/2025 (g)	1,013	960
Gulfport Energy Corp.
8.00%, 5/17/2026	122	119
8.00%, 5/17/2026 (a)	5,245	5,098
Gulfport Energy Operating Corp.
6.63%, 5/1/2023 (j)	3,075	2
6.00%, 10/15/2024 (j)	6,189	4
6.38%, 1/15/2026 (j)	27	—
Hess Midstream Operations LP
5.63%, 2/15/2026 (a)	8,325	8,102
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
5.13%, 6/15/2028 (a)	3,725	3,418
Holly Energy Partners LP 5.00%, 2/1/2028 (a)	75	68
Kinetik Holdings LP 5.88%, 6/15/2030 (a)	3,508	3,242
Leviathan Bond Ltd. (Israel)
6.13%, 6/30/2025 (g)	1,490	1,442
6.50%, 6/30/2027 (g)	4,000	3,797
6.50%, 6/30/2027 (a)	1,000	949
6.75%, 6/30/2030 (g)	1,553	1,447
Medco Bell Pte. Ltd. (Indonesia) 6.38%, 1/30/2027 (g)	3,800	3,463
Medco Platinum Road Pte. Ltd. (Indonesia) 6.75%, 1/30/2025 (g)	571	559
NGL Energy Operating LLC 7.50%, 2/1/2026 (a)	4,142	3,955
NuStar Logistics LP
5.75%, 10/1/2025	1,967	1,897
5.63%, 4/28/2027	6,052	5,634
6.38%, 10/1/2030	2,179	2,040
Occidental Petroleum Corp.
8.50%, 7/15/2027	2,847	3,055
6.38%, 9/1/2028	3,360	3,395
8.88%, 7/15/2030	3,252	3,694
6.63%, 9/1/2030	3,820	3,925
Oil and Gas Holding Co. BSCC (The) (Bahrain)
7.63%, 11/7/2024 (g)	1,400	1,425
8.38%, 11/7/2028 (g)	3,200	3,376
Peru LNG Srl (Peru) 5.38%, 3/22/2030 (g)	14,000	11,077
Petroleos del Peru SA (Peru) 5.63%, 6/19/2047 (a)	5,460	3,629
Petroleos Mexicanos (Mexico)
6.88%, 8/4/2026	6,100	5,826
5.35%, 2/12/2028	10,300	8,700
5.95%, 1/28/2031	14,950	11,393
10.00%, 2/7/2033 (a)	2,005	1,922
6.38%, 1/23/2045	5,548	3,475
6.95%, 1/28/2060	10,150	6,504
Range Resources Corp.
8.25%, 1/15/2029	4,960	5,090
4.75%, 2/15/2030 (a)	1,000	895
SM Energy Co.
6.75%, 9/15/2026	939	906
6.63%, 1/15/2027	2,933	2,790
Southwestern Energy Co.
5.70%, 1/23/2025 (i)	570	565
8.38%, 9/15/2028	285	298
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	187

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
5.38%, 3/15/2030	6,421	5,865
4.75%, 2/1/2032	1,204	1,035
Sunoco LP
6.00%, 4/15/2027	1,305	1,282
4.50%, 5/15/2029	3,759	3,299
Tallgrass Energy Partners LP
7.50%, 10/1/2025 (a)	5,260	5,235
6.00%, 3/1/2027 (a)	2,685	2,493
5.50%, 1/15/2028 (a)	1,879	1,688
6.00%, 12/31/2030 (a)	775	668
6.00%, 9/1/2031 (a)	2,255	1,927
Targa Resources Partners LP
6.50%, 7/15/2027	4,596	4,646
5.00%, 1/15/2028	3,225	3,072
6.88%, 1/15/2029	2,240	2,268
5.50%, 3/1/2030	4,190	3,969
4.88%, 2/1/2031	2,025	1,839
Transcanada Trust (Canada) (SOFR + 4.42%), 5.50%, 9/15/2079 (h)	6,000	5,291
Uzbekneftegaz JSC (Uzbekistan) 4.75%, 11/16/2028 (a)	2,500	2,056
		336,112
Paper & Forest Products — 0.0% ^
Suzano Austria GmbH (Brazil) 7.00%, 3/16/2047 (g)	3,000	2,985
Personal Products — 0.2%
Coty, Inc. 5.00%, 4/15/2026 (a)	2,023	1,924
Edgewell Personal Care Co.
5.50%, 6/1/2028 (a)	14,200	13,260
4.13%, 4/1/2029 (a)	2,933	2,501
Prestige Brands, Inc.
5.13%, 1/15/2028 (a)	4,133	3,882
3.75%, 4/1/2031 (a)	2,935	2,385
		23,952
Pharmaceuticals — 1.2%
Bausch Health Americas, Inc. 9.25%, 4/1/2026 (a)	25,862	19,338
Bausch Health Cos., Inc.
5.50%, 11/1/2025 (a)	15,715	13,667
9.00%, 12/15/2025 (a)	22,760	18,024
5.75%, 8/15/2027 (a)	11,808	7,833
5.00%, 2/15/2029 (a)	20,402	8,784
5.25%, 1/30/2030 (a)	2,020	871
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pharmaceuticals — continued
Catalent Pharma Solutions, Inc. 3.13%, 2/15/2029 (a)	1,455	1,256
Elanco Animal Health, Inc. 6.65%, 8/28/2028 (i)	8,295	7,921
Endo Dac
5.88%, 10/15/2024 (a) (i)	700	561
9.50%, 7/31/2027 (a) (j)	135	18
Endo Luxembourg Finance Co. I Sarl 6.13%, 4/1/2029 (a) (i)	1,520	1,127
Jazz Securities DAC 4.38%, 1/15/2029 (a)	6,176	5,470
Mallinckrodt International Finance SA
11.50%, 12/15/2028 (a)	9,030	8,099
10.00%, 6/15/2029 (a)	167	103
Organon & Co. 4.13%, 4/30/2028 (a)	21,571	19,041
Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (a) (i)	7,330	5,517
Teva Pharmaceutical Finance Netherlands III BV (Israel) 3.15%, 10/1/2026	2,600	2,260
		119,890
Real Estate Management & Development — 0.0% ^
Realogy Group LLC
5.75%, 1/15/2029 (a)	2,277	1,635
5.25%, 4/15/2030 (a)	725	496
		2,131
Road & Rail — 0.5%
Avis Budget Car Rental LLC
5.75%, 7/15/2027 (a)	2,526	2,384
4.75%, 4/1/2028 (a)	15,500	13,756
5.38%, 3/1/2029 (a)	2,565	2,309
ESC GCBREGS EXIDE TECH 7.13%, 8/1/2026 (j)	2,755	234
First Student Bidco, Inc. 4.00%, 7/31/2029 (a)	2,655	2,270
Hertz Corp. (The)
6.25%, 10/15/2022 (j)	185	6
5.50%, 10/15/2024 (j)	5,875	206
6.00%, 1/15/2028 (a) (j)	1,450	123
5.00%, 12/1/2029 (a)	11,381	9,449
NESCO Holdings II, Inc. 5.50%, 4/15/2029 (a)	2,650	2,362
Uber Technologies, Inc.
7.50%, 5/15/2025 (a)	2,060	2,081
7.50%, 9/15/2027 (a)	6,990	7,087
4.50%, 8/15/2029 (a)	5,839	5,162
		47,429
Semiconductors & Semiconductor Equipment — 0.3%
Amkor Technology, Inc. 6.63%, 9/15/2027 (a)	5,020	4,963
SEE NOTES TO FINANCIAL STATEMENTS.

188	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Semiconductors & Semiconductor Equipment — continued
Entegris Escrow Corp.
4.75%, 4/15/2029 (a)	1,500	1,364
5.95%, 6/15/2030 (a)	3,970	3,693
Entegris, Inc.
4.38%, 4/15/2028 (a)	6,088	5,387
3.63%, 5/1/2029 (a)	2,071	1,717
ON Semiconductor Corp. 3.88%, 9/1/2028 (a)	12,231	10,749
		27,873
Software — 0.5%
ACI Worldwide, Inc. 5.75%, 8/15/2026 (a)	605	586
AthenaHealth Group, Inc. 6.50%, 2/15/2030 (a)	4,240	3,354
Clarivate Science Holdings Corp.
3.88%, 7/1/2028 (a)	6,144	5,302
4.88%, 7/1/2029 (a)	6,278	5,424
NCR Corp.
5.75%, 9/1/2027 (a)	5,315	5,151
5.00%, 10/1/2028 (a)	5,239	4,511
5.13%, 4/15/2029 (a)	8,432	7,201
6.13%, 9/1/2029 (a)	4,616	4,489
5.25%, 10/1/2030 (a)	961	795
SS&C Technologies, Inc. 5.50%, 9/30/2027 (a)	13,960	13,136
		49,949
Specialty Retail — 0.9%
Asbury Automotive Group, Inc.
4.50%, 3/1/2028	3,705	3,316
4.63%, 11/15/2029 (a)	3,481	3,027
4.75%, 3/1/2030	2,702	2,341
Bath & Body Works, Inc.
9.38%, 7/1/2025 (a)	843	891
5.25%, 2/1/2028	57	53
7.50%, 6/15/2029	3,289	3,301
6.75%, 7/1/2036	4,560	3,916
eG Global Finance plc (United Kingdom) 6.75%, 2/7/2025 (a)	2,500	2,256
Gap, Inc. (The) 3.63%, 10/1/2029 (a)	2,265	1,661
Group 1 Automotive, Inc. 4.00%, 8/15/2028 (a)	4,120	3,538
Lithia Motors, Inc. 3.88%, 6/1/2029 (a)	9,812	8,198
Penske Automotive Group, Inc. 3.75%, 6/15/2029	6,211	5,220
PetSmart, Inc.
4.75%, 2/15/2028 (a)	17,905	16,297
7.75%, 2/15/2029 (a)	8,982	8,762
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Specialty Retail — continued
SRS Distribution, Inc.
4.63%, 7/1/2028 (a)	10,606	9,280
6.13%, 7/1/2029 (a)	3,460	2,894
Staples, Inc.
7.50%, 4/15/2026 (a)	11,898	10,589
10.75%, 4/15/2027 (a)	4,389	3,361
		88,901
Technology Hardware, Storage & Peripherals — 0.1%
Seagate HDD Cayman
4.09%, 6/1/2029	1,515	1,307
3.13%, 7/15/2029	5,160	4,148
		5,455
Thrifts & Mortgage Finance — 0.1%
Nationstar Mortgage Holdings, Inc. 5.50%, 8/15/2028 (a)	2,680	2,277
Rocket Mortgage LLC 3.63%, 3/1/2029 (a)	10,800	8,681
		10,958
Tobacco — 0.0% ^
BAT Capital Corp. (United Kingdom) 4.54%, 8/15/2047	910	653
Reynolds American, Inc. (United Kingdom) 5.85%, 8/15/2045	1,360	1,167
		1,820
Trading Companies & Distributors — 0.6%
Herc Holdings, Inc. 5.50%, 7/15/2027 (a)	9,408	8,862
Imola Merger Corp. 4.75%, 5/15/2029 (a)	19,053	16,205
United Rentals North America, Inc.
5.50%, 5/15/2027	4,770	4,675
4.88%, 1/15/2028	9,480	9,036
3.88%, 2/15/2031	1,147	982
WESCO Distribution, Inc.
7.13%, 6/15/2025 (a)	9,569	9,656
7.25%, 6/15/2028 (a)	6,301	6,385
		55,801
Transportation Infrastructure — 0.0% ^
Prumo Participacoes e Investimentos S/A (Brazil) 7.50%, 12/31/2031 (g)	4,516	4,294
Wireless Telecommunication Services — 0.7%
Hughes Satellite Systems Corp. 6.63%, 8/1/2026	6,527	6,144
Kenbourne Invest SA (Chile) 4.70%, 1/22/2028 (g)	3,139	2,173
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	189

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Wireless Telecommunication Services — continued
Millicom International Cellular SA (Guatemala)
5.13%, 1/15/2028 (g)	3,240	2,849
6.25%, 3/25/2029 (a)	900	814
Sprint LLC
7.13%, 6/15/2024	7,112	7,202
7.63%, 2/15/2025	11,309	11,584
7.63%, 3/1/2026	24,105	25,033
United States Cellular Corp. 6.70%, 12/15/2033	1,708	1,554
Vodafone Group plc (United Kingdom)
(USD Swap Semi 5 Year + 4.87%), 7.00%, 4/4/2079 (h)	3,300	3,235
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.77%), 4.12%, 6/4/2081 (h)	7,225	5,734
		66,322
Total Corporate Bonds (Cost $3,697,297)		3,315,692
Commercial Mortgage-Backed Securities — 24.9%
20 Times Square Trust Series 2018-20TS, Class F, 3.10%, 5/15/2035 (a) (k)	600	451
Acrc 5.25%, 11/15/2026 ‡ (a)	35,000	33,425
Areit Frn 2.75%, 8/17/2026 ‡ (a) (k)	29,000	28,420
BAMLL Re-REMIC Trust Series 2013-FRR3, Class A, PO, 6/26/2023 (a)	7,500	7,280
BANK
Series 2019-BN16, Class D, 3.00%, 2/15/2052 (a)	8,795	5,905
Series 2019-BN16, Class F, 3.69%, 2/15/2052 (a) (k)	3,000	1,629
Series 2019-BN17, Class D, 3.00%, 4/15/2052 (a)	2,800	1,883
Series 2019-BN17, Class E, 3.00%, 4/15/2052 (a)	2,500	1,540
Series 2019-BN21, Class E, 2.50%, 10/17/2052 (a)	8,600	4,902
Series 2019-BN21, Class F, 2.68%, 10/17/2052 (a)	2,841	1,399
Series 2019-BN23, Class XA, IO, 0.69%, 12/15/2052 (k)	38,706	1,410
Series 2020-BN29, Class D, 2.50%, 11/15/2053 (a)	5,000	2,951
Series 2020-BN29, Class E, 2.50%, 11/15/2053 (a)	3,500	1,856
Series 2020-BN30, Class D, 2.50%, 12/15/2053 (a) (k)	5,231	3,063
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2020-BN30, Class E, 2.50%, 12/15/2053 (a) (k)	4,145	2,131
Series 2017-BNK9, Class D, 2.80%, 11/15/2054 (a)	2,149	1,412
Series 2017-BNK5, Class D, 3.08%, 6/15/2060 (a) (k)	1,000	709
Series 2017-BNK5, Class C, 4.19%, 6/15/2060 (k)	2,050	1,769
Series 2018-BN14, Class XB, IO, 0.09%, 9/15/2060 (k)	132,263	619
Series 2017-BNK7, Class D, 2.71%, 9/15/2060 (a)	3,000	2,095
Series 2018-BN14, Class F, 3.94%, 9/15/2060 (a)	1,000	500
Series 2018-BN10, Class D, 2.60%, 2/15/2061 (a)	1,500	1,029
Series 2018-BN12, Class D, 3.00%, 5/15/2061 (a)	1,250	803
Series 2018-BN13, Class D, 3.00%, 8/15/2061 (a)	2,000	1,171
Series 2018-BN15, Class E, 3.00%, 11/15/2061 (a)	2,000	1,216
Series 2019-BN18, Class E, 3.00%, 5/15/2062 (a)	2,150	1,286
Series 2019-BN20, Class XA, IO, 0.81%, 9/15/2062 (k)	49,975	2,042
Series 2019-BN20, Class D, 2.50%, 9/15/2062 (a)	6,721	4,211
Series 2019-BN20, Class E, 2.50%, 9/15/2062 (a)	8,600	4,926
Series 2019-BN24, Class XA, IO, 0.64%, 11/15/2062 (k)	99,307	3,431
Series 2019-BN22, Class D, 2.50%, 11/15/2062 (a)	4,250	2,650
Series 2019-BN24, Class D, 2.50%, 11/15/2062 (a)	7,380	4,610
Series 2020-BN25, Class E, 2.50%, 1/15/2063 (a)	4,250	2,392
Series 2020-BN26, Class D, 2.50%, 3/15/2063 (a)	3,250	1,985
Series 2020-BN26, Class E, 2.50%, 3/15/2063 (a)	5,520	3,051
Series 2021-BN33, Class D, 2.50%, 5/15/2064 (a)	3,700	2,110
Series 2021-BN33, Class E, 2.50%, 5/15/2064 (a)	3,850	1,980
Series 2021-BN33, Class C, 3.30%, 5/15/2064	7,609	5,634
SEE NOTES TO FINANCIAL STATEMENTS.

190	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series 2021-BN35, Class XB, IO, 0.59%, 6/15/2064 (k)	40,000	1,602
Series 2021-BN35, Class E, 2.50%, 6/15/2064 (a) (k)	5,300	2,664
Barclays Commercial Mortgage Trust Series 2019-C4, Class D, 3.25%, 8/15/2052 (a)	8,451	5,727
BBCMS Mortgage Trust
Series 2018-TALL, Class E, 7.02%, 3/15/2037 (a) (k)	6,000	3,579
Series 2021-C11, Class XB, IO, 0.97%, 9/15/2054 (k)	30,040	2,020
Series 2021-C11, Class XA, IO, 1.38%, 9/15/2054 (k)	161,257	12,469
BBCMS MORTGAGE TRUST Series 2017-C1, Class D, 3.54%, 2/15/2050 (a) (k)	1,000	724
Benchmark Mortgage Trust
Series 2018-B1, Class D, 2.75%, 1/15/2051 (a)	2,000	1,283
Series 2018-B1, Class C, 4.20%, 1/15/2051 (k)	1,000	799
Series 2018-B2, Class XA, IO, 0.45%, 2/15/2051 (k)	39,733	598
Series 2018-B5, Class C, 4.61%, 7/15/2051 (k)	3,500	3,037
Series 2018-B8, Class D, 3.00%, 1/15/2052 (a)	3,050	1,938
Series 2019-B9, Class F, 3.75%, 3/15/2052 (a) (k)	6,000	3,281
Series 2019-B11, Class D, 3.00%, 5/15/2052 (a)	1,900	1,231
Series 2020-B16, Class E, 2.50%, 2/15/2053 (a)	7,250	4,044
Series 2020-B21, Class E, 2.00%, 12/17/2053 (a)	2,500	1,223
Series 2019-B14, Class E, 2.50%, 12/15/2062 (a)	3,000	1,670
Series 2019-B15, Class E, 2.75%, 12/15/2072 (a)	9,150	5,082
BHMS Series 2018-ATLS, Class A, 5.84%, 7/15/2035 (a) (k)	2,000	1,963
BLP Commercial Mortgage Trust
Series 2023-IND, Class A, 6.23%, 3/15/2040 (k)	2,945	2,939
Series 2023-IND, Class C, 7.23%, 3/15/2040 (k)	1,800	1,796
BMD2 Re-Remic Trust
Series 2019-FRR1, Class 4A, PO, 5/25/2052 (a)	5,000	3,097
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2019-FRR1, Class 1A1, 7.12%, 5/25/2052 (a) (k)	3,456	3,451
Series 2019-FRR1, Class 1A5, 8.82%, 5/25/2052 (a) (k)	1,910	1,905
BMD2 Re-REMIC Trust
Series 2019-FRR1, Class 2B10, PO, 5/25/2052 (a)	22,815	19,289
Series 2019-FRR1, Class 3AB, PO, 5/25/2052 (a)	10,499	6,596
BX
Series 2021-MFM1, Class E, 6.93%, 1/15/2034 (a) (k)	2,939	2,850
Series 2021-MFM1, Class F, 7.68%, 1/15/2034 (a) (k)	1,808	1,745
BX Commercial Mortgage Trust
Series 2020-VIV4, Class X, IO, 0.70%, 11/10/2042 (a) (k)	211,200	8,497
Series 2020-VIV4, Class A, 2.84%, 3/9/2044 (a)	25,572	21,427
Series 2020-VIV2, Class C, 3.54%, 3/9/2044 (a) (k)	10,175	8,394
Series 2020-VIVA, Class D, 3.55%, 3/11/2044 (a) (k)	11,000	8,763
BX Trust
Series 2022-FOX2, Class A2, 5.31%, 4/15/2039 (a) (k)	6,489	6,214
Series 2022-PSB, Class E, 10.90%, 8/15/2039 (a) (k)	7,315	7,343
California Housing Finance Agency Series 2021-2, Class X, IO, 0.82%, 3/25/2035 (k)	63,881	3,423
Cantor Commercial Real Estate Lending Series 2019-CF2, Class E, 2.50%, 11/15/2052 (a)	2,300	1,260
Cascade Funding Mortgage Trust
Series 2021-FRR1, Class DK45, 0.00%, 2/28/2025 (a)	10,400	8,438
Series 2021-FRR1, Class CK45, 1.39%, 2/28/2025 (a) (k)	12,500	10,897
Series 2021-FRR1, Class CKW1, 0.00%, 1/29/2026 (a)	8,200	6,127
Series 2021-FRR1, Class BK54, 0.00%, 2/28/2026 (a)	20,000	15,702
Series 2021-FRR1, Class CK54, 0.00%, 2/28/2026 (a)	6,700	5,075
Series 2021-FRR1, Class DKW1, 0.00%, 2/28/2026 (a)	2,500	1,833
Series 2021-FRR1, Class BK98, 0.00%, 8/29/2029 (a)	6,970	3,994
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	191

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series 2021-FRR1, Class AK99, 0.00%, 9/29/2029 (a)	8,000	5,060
Series 2021-FRR1, Class BK99, 0.00%, 9/29/2029 (a)	14,000	7,851
Series 2021-FRR1, Class BK58, 2.48%, 9/29/2029 (a) (k)	11,000	9,085
CD Mortgage Trust
Series 2016-CD1, Class C, 3.63%, 8/10/2049 (k)	3,000	2,490
Series 2017-CD3, Class D, 3.25%, 2/10/2050 (a)	700	449
Series 2017-CD4, Class D, 3.30%, 5/10/2050 (a)	1,550	1,113
Series 2017-CD5, Class D, 3.35%, 8/15/2050 (a)	266	185
Series 2017-CD6, Class C, 4.23%, 11/13/2050 (k)	914	777
Series 2018-CD7, Class D, 3.10%, 8/15/2051 (a) (k)	1,629	1,062
Series 2019-CD8, Class XB, IO, 0.71%, 8/15/2057 (a) (k)	78,512	2,868
CFCRE Commercial Mortgage Trust
Series 2016-C6, Class B, 3.80%, 11/10/2049	1,000	902
Series 2016-C6, Class C, 4.19%, 11/10/2049 (k)	800	672
Series 2016-C6, Class D, 4.19%, 11/10/2049 (a) (k)	1,900	1,405
CGMS Commercial Mortgage Trust
Series 2017-B1, Class D, 3.00%, 8/15/2050 (a)	4,359	3,008
Series 2017-B1, Class E, 3.30%, 8/15/2050 (a) (k)	2,809	1,643
Citigroup Commercial Mortgage Trust
Series 2019-PRM, Class E, 4.73%, 5/10/2036 (a) (k)	4,500	4,469
Series 2012-GC8, Class D, 4.91%, 9/10/2045 (a) (k)	1,875	1,500
Series 2013-GC17, Class C, 5.11%, 11/10/2046 (k)	2,000	1,933
Series 2014-GC23, Class C, 4.43%, 7/10/2047 (k)	6,500	6,147
Series 2014-GC25, Class D, 3.55%, 10/10/2047 (a)	3,750	2,888
Series 2015-GC29, Class D, 3.11%, 4/10/2048 (a)	4,500	3,705
Series 2015-GC31, Class D, 4.04%, 6/10/2048 (k)	3,800	3,033
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2015-P1, Class D, 3.23%, 9/15/2048 (a)	2,285	1,720
Series 2016-P4, Class C, 3.94%, 7/10/2049 (k)	3,624	3,136
Series 2016-C2, Class D, 3.25%, 8/10/2049 (a) (k)	1,500	1,081
Series 2016-C2, Class C, 4.03%, 8/10/2049 (k)	7,434	6,478
Series 2017-P7, Class D, 3.25%, 4/14/2050 (a)	1,294	845
Series 2017-C4, Class D, 3.00%, 10/12/2050 (a)	5,453	3,731
Series 2019-GC43, Class E, 3.00%, 11/10/2052 (a)	5,287	3,121
Series 2020-GC46, Class E, 2.60%, 2/15/2053 (a)	4,500	2,539
Series 2019-GC41, Class B, 3.20%, 8/10/2056	3,000	2,491
Series 2015-GC33, Class D, 3.17%, 9/10/2058	8,000	6,251
Series 2015-GC33, Class E, 4.57%, 9/10/2058 (a) (k)	4,330	2,816
Commercial Mortgage Trust
Series 2020-CBM, Class D, 3.63%, 2/10/2037 (a) (k)	1,630	1,469
Series 2020-CBM, Class E, 3.63%, 2/10/2037 (a) (k)	2,670	2,370
Series 2020-CBM, Class F, 3.63%, 2/10/2037 (a) (k)	17,870	15,309
Series 2013-CR8, Class D, 3.87%, 6/10/2046 (a) (k)	750	698
Series 2013-CR13, Class E, 4.88%, 11/10/2046 (a) (k)	1,500	901
Series 2014-UBS2, Class D, 4.98%, 3/10/2047 (a) (k)	3,210	2,870
Series 2014-LC15, Class D, 5.00%, 4/10/2047 (a) (k)	3,500	3,228
Series 2014-CR19, Class E, 4.20%, 8/10/2047 (a) (k)	6,000	5,104
Series 2014-CR19, Class D, 4.70%, 8/10/2047 (a) (k)	2,500	2,277
Series 2014-UBS5, Class D, 3.50%, 9/10/2047 (a)	4,760	3,529
Series 2014-LC17, Class D, 3.69%, 10/10/2047 (a)	20,708	17,575
Series 2014-CR21, Class D, 3.91%, 12/10/2047 (a) (k)	2,600	2,162
Series 2015-CR22, Class D, 4.07%, 3/10/2048 (a) (k)	4,174	3,561
SEE NOTES TO FINANCIAL STATEMENTS.

192	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series 2015-CR23, Class D, 4.30%, 5/10/2048 (k)	1,490	1,241
Series 2015-LC21, Class E, 3.25%, 7/10/2048 (a)	3,000	2,005
Series 2015-LC21, Class D, 4.33%, 7/10/2048 (k)	4,200	3,501
Series 2015-CR24, Class D, 3.46%, 8/10/2048 (k)	1,458	1,175
Series 2015-CR25, Class D, 3.77%, 8/10/2048 (k)	1,000	794
Series 2015-CR27, Class D, 3.45%, 10/10/2048 (a) (k)	2,072	1,667
Series 2015-LC23, Class D, 3.56%, 10/10/2048 (a) (k)	2,000	1,656
Series 2015-LC23, Class E, 3.56%, 10/10/2048 (a) (k)	3,500	2,771
Series 2016-CR28, Class E, 4.10%, 2/10/2049 (a) (k)	3,588	2,873
Series 2016-DC2, Class C, 4.66%, 2/10/2049 (k)	2,500	2,258
Series 2016-COR1, Class XB, IO, 0.43%, 10/10/2049 (a) (k)	27,554	375
Series 2016-COR1, Class C, 4.33%, 10/10/2049 (k)	1,000	877
Series 2013-CR11, Class D, 5.12%, 8/10/2050 (a) (k)	3,402	3,267
Series 2018-COR3, Class D, 2.81%, 5/10/2051 (a) (k)	3,250	2,045
Series 2019-GC44, Class E, 2.50%, 8/15/2057 (a)	8,493	4,387
CSAIL Commercial Mortgage Trust
Series 2015-C4, Class E, 3.56%, 11/15/2048 (k)	3,298	2,644
Series 2016-C5, Class D, 3.64%, 11/15/2048 (a) (k)	2,750	2,074
Series 2018-CX11, Class C, 4.84%, 4/15/2051 (k)	6,734	5,896
Series 2019-C16, Class C, 4.24%, 6/15/2052 (k)	5,500	4,520
Series 2019-C17, Class D, 2.50%, 9/15/2052 (a)	5,500	3,312
Series 2019-C18, Class XB, IO, 0.18%, 12/15/2052 (k)	61,932	601
Series 2019-C18, Class XA, IO, 1.06%, 12/15/2052 (k)	51,520	2,333
Series 2021-C20, Class E, 2.25%, 3/15/2054 (a)	5,659	2,878
Series 2015-C2, Class B, 4.21%, 6/15/2057 (k)	9,468	8,534
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

CSMC OA LLC Series 2014-USA, Class D, 4.37%, 9/15/2037 (a)	12,636	9,427
DBGS Mortgage Trust Series 2018-C1, Class D, 2.88%, 10/15/2051 (a) (k)	1,000	682
DBJPM Mortgage Trust
Series 2016-C3, Class D, 3.47%, 8/10/2049 (a) (k)	2,950	2,093
Series 2016-C3, Class E, 4.22%, 8/10/2049 (a) (k)	1,250	819
Series 2017-C6, Class D, 3.18%, 6/10/2050 (a) (k)	1,800	1,280
FHLMC Series K-153, Class X1, IO, 0.44%, 12/25/2032 (k)	22,000	825
FHLMC Multiclass Certificates
Series 2020-RR11, Class BX, IO, 2.44%, 12/27/2028 (k)	15,068	1,305
Series 2020-RR05, Class X, IO, 2.01%, 1/27/2029	38,620	3,696
Series 2020-RR06, Class BX, IO, 1.84%, 5/27/2033 (k)	20,000	2,330
Series 2020-RR14, Class X, IO, 2.13%, 3/27/2034 (k)	31,381	5,008
Series 2021-RR16, Class X, IO, 0.96%, 10/27/2034 (k)	40,000	3,180
Series 2021-P011, Class X1, IO, 1.79%, 9/25/2045 (k)	10,236	1,271
FHLMC Multi-Family ML Certificates Series 2021-ML09, Class XUS, IO, 1.49%, 2/25/2040 (a) (k)	56,529	7,236
FHLMC, Multi-Family Structured Credit Risk
Series 2021-MN2, Class M2, 7.83%, 7/25/2041 (a) (k)	14,070	12,226
Series 2021-MN2, Class B1, 9.98%, 7/25/2041 (a) (k)	2,000	1,650
Series 2021-MN1, Class M1, 6.48%, 1/25/2051 (a) (k)	777	750
Series 2021-MN1, Class M2, 8.23%, 1/25/2051 (a) (k)	14,640	13,109
Series 2021-MN1, Class B1, 12.23%, 1/25/2051 (a) (k)	2,100	2,043
Series 2021-MN3, Class B1, 11.33%, 11/25/2051 (a) (k)	3,500	3,085
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K033, Class X1, IO, 0.28%, 7/25/2023 (k)	6,026	4
Series K729, Class X1, IO, 0.34%, 10/25/2024 (k)	16,441	69
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	193

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series KC03, Class X1, IO, 0.48%, 11/25/2024 (k)	94,859	964
Series K731, Class X3, IO, 2.11%, 5/25/2025 (k)	11,529	508
Series K733, Class X3, IO, 2.19%, 1/25/2026 (k)	17,500	852
Series KC06, Class X1, IO, 0.88%, 6/25/2026 (k)	37,294	627
Series K734, Class X3, IO, 2.17%, 7/25/2026 (k)	33,910	1,972
Series K737, Class X1, IO, 0.64%, 10/25/2026 (k)	146,121	2,624
Series KC04, Class X1, IO, 1.25%, 12/25/2026 (k)	47,513	1,244
Series K064, Class X3, IO, 2.14%, 5/25/2027 (k)	18,830	1,355
Series KC05, Class X1, IO, 1.21%, 6/25/2027 (k)	103,756	3,174
Series K740, Class X1, IO, 0.75%, 9/25/2027 (k)	14,839	410
Series K741, Class X1, IO, 0.57%, 12/25/2027 (k)	52,321	1,169
Series K742, Class X1, IO, 0.78%, 3/25/2028 (k)	28,980	778
Series K742, Class X3, IO, 2.60%, 4/25/2028 (k)	16,000	1,672
Series K075, Class X3, IO, 2.13%, 5/25/2028 (k)	5,471	477
Series K080, Class X1, IO, 0.12%, 7/25/2028 (k)	83,815	628
Series K086, Class X1, IO, 0.24%, 11/25/2028 (k)	31,024	397
Series K084, Class X3, IO, 2.24%, 11/25/2028 (k)	19,450	2,018
Series K096, Class X3, IO, 2.04%, 7/25/2029 (k)	48,669	4,841
Series K100, Class X1, IO, 0.65%, 9/25/2029 (k)	450,709	15,673
Series K101, Class X3, IO, 1.89%, 10/25/2029 (k)	101,000	9,788
Series K090, Class X3, IO, 2.31%, 10/25/2029 (k)	152,080	16,983
Series K109, Class X1, IO, 1.58%, 4/25/2030 (k)	17,896	1,538
Series K121, Class XAM, IO, 1.19%, 11/25/2030 (k)	21,236	1,570
Series K124, Class XAM, IO, 0.94%, 1/25/2031 (k)	17,689	1,052
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series K129, Class XAM, IO, 1.22%, 5/25/2031 (k)	23,800	1,886
Series K129, Class X3, IO, 3.16%, 5/25/2031 (k)	34,500	6,522
Series K131, Class X3, IO, 2.95%, 9/25/2031 (k)	19,369	3,473
Series K159, Class X1, IO, 0.11%, 11/25/2033 (k)	56,264	635
Series KX04, Class XFX, IO, 1.70%, 1/25/2034 (k)	78,091	5,279
Series K-1511, Class X3, IO, 3.42%, 4/25/2034 (k)	10,261	2,546
Series K723, Class X3, IO, 1.91%, 10/25/2034 (k)	6,842	75
Series K-1515, Class X1, IO, 1.51%, 2/25/2035 (k)	19,899	2,326
Series K153, Class X3, IO, 3.78%, 4/25/2035 (k)	9,945	2,320
Series Q012, Class X, IO, 4.12%, 9/25/2035 (k)	32,601	6,245
Series K-1518, Class X1, IO, 0.87%, 10/25/2035 (k)	40,987	2,886
Series K155, Class X3, IO, 3.12%, 5/25/2036 (k)	5,560	1,214
Series K-1521, Class X1, IO, 0.98%, 8/25/2036 (k)	17,978	1,531
Series K-1510, Class X3, IO, 3.40%, 1/25/2037 (k)	27,488	6,601
Series K-1517, Class X3, IO, 3.28%, 8/25/2038 (k)	15,750	4,026
Series K-1518, Class X3, IO, 2.91%, 10/25/2038 (k)	26,265	6,114
Series K-1516, Class X3, IO, 3.46%, 10/25/2038 (k)	22,000	5,467
Series K-1519, Class X3, IO, 2.80%, 12/25/2038 (k)	17,700	4,001
Series K-1520, Class X3, IO, 3.09%, 4/25/2039 (k)	19,000	4,738
Series K-1521, Class X3, IO, 3.35%, 9/25/2039 (k)	10,834	3,045
Series K036, Class X3, IO, 2.12%, 12/25/2041 (k)	3,253	44
Series K041, Class X3, IO, 1.64%, 11/25/2042 (k)	4,580	102
Series K054, Class X3, IO, 1.60%, 4/25/2043 (k)	2,745	117
Series K047, Class X3, IO, 1.49%, 6/25/2043 (k)	3,400	102
SEE NOTES TO FINANCIAL STATEMENTS.

194	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series K050, Class X3, IO, 1.55%, 10/25/2043 (k)	5,232	170
Series K051, Class X3, IO, 1.61%, 10/25/2043 (k)	4,995	191
Series K052, Class X3, IO, 1.61%, 1/25/2044 (k)	2,915	109
Series K726, Class X3, IO, 2.15%, 7/25/2044 (k)	36,795	852
Series K067, Class X3, IO, 2.11%, 9/25/2044 (k)	8,580	654
Series K727, Class X3, IO, 2.01%, 10/25/2044 (k)	15,000	386
Series K068, Class X3, IO, 2.06%, 10/25/2044 (k)	19,730	1,558
Series K059, Class X3, IO, 1.92%, 11/25/2044 (k)	8,000	467
Series K729, Class X3, IO, 1.97%, 11/25/2044 (k)	21,410	591
Series K724, Class X3, IO, 1.87%, 12/25/2044 (k)	4,930	64
Series K070, Class X3, IO, 2.04%, 12/25/2044 (k)	42,245	3,304
Series K730, Class X3, IO, 2.03%, 2/25/2045 (k)	47,270	1,547
Series K065, Class X3, IO, 2.18%, 7/25/2045 (k)	13,305	1,043
Series K728, Class X3, IO, 1.96%, 11/25/2045 (k)	8,775	285
Series K071, Class X3, IO, 2.01%, 11/25/2045 (k)	12,470	980
Series K072, Class X3, IO, 2.14%, 12/25/2045 (k)	20,640	1,721
Series K089, Class X3, IO, 2.30%, 1/25/2046 (k)	132,506	14,415
Series K087, Class X3, IO, 2.32%, 1/25/2046 (k)	89,384	9,387
Series K091, Class X3, IO, 2.28%, 4/25/2046 (k)	81,933	9,132
Series K078, Class X3, IO, 2.21%, 6/25/2046 (k)	2,680	253
Series K079, Class X3, IO, 2.26%, 7/25/2046 (k)	9,000	871
Series K097, Class X3, IO, 2.02%, 9/25/2046 (k)	93,876	9,448
Series K081, Class X3, IO, 2.24%, 9/25/2046 (k)	29,425	2,926
Series K082, Class X3, IO, 2.21%, 10/25/2046 (k)	27,200	2,701
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series K083, Class X3, IO, 2.29%, 11/25/2046 (k)	15,000	1,535
Series K103, Class X3, IO, 1.85%, 12/25/2046 (k)	80,100	7,637
Series K102, Class X3, IO, 1.89%, 12/25/2046 (k)	69,791	6,664
Series K104, Class X3, IO, 1.90%, 2/25/2047 (k)	45,985	4,611
Series K088, Class X3, IO, 2.35%, 2/25/2047 (k)	104,287	11,567
Series K735, Class X3, IO, 2.15%, 5/25/2047 (k)	40,000	2,303
Series K093, Class X3, IO, 2.21%, 5/25/2047 (k)	136,528	14,598
Series K092, Class X3, IO, 2.25%, 5/25/2047 (k)	91,000	9,929
Series K094, Class X3, IO, 2.12%, 7/25/2047 (k)	35,331	3,716
Series K095, Class X3, IO, 2.10%, 8/25/2047 (k)	91,253	9,462
Series K736, Class X3, IO, 2.01%, 9/25/2047 (k)	89,230	5,044
Series K116, Class X3, IO, 3.02%, 9/25/2047 (k)	23,000	3,842
Series K099, Class X3, IO, 1.95%, 10/25/2047 (k)	49,100	4,813
Series K098, Class X3, IO, 2.00%, 10/25/2047 (k)	145,702	14,350
Series K740, Class X3, IO, 2.48%, 11/25/2047 (k)	21,423	1,987
Series K737, Class X3, IO, 1.77%, 1/25/2048 (k)	74,853	4,308
Series K105, Class X3, IO, 1.92%, 3/25/2048 (k)	118,746	12,493
Series K106, Class X3, IO, 1.92%, 3/25/2048 (k)	100,622	10,106
Series K111, Class X3, IO, 3.18%, 4/25/2048 (k)	52,234	9,031
Series K108, Class X3, IO, 3.49%, 4/25/2048 (k)	75,067	13,811
Series K738, Class X3, IO, 3.31%, 5/25/2048 (k)	71,537	7,732
Series K109, Class X3, IO, 3.39%, 5/25/2048 (k)	17,170	3,098
Series K110, Class X3, IO, 3.40%, 6/25/2048 (k)	28,200	5,128
Series K112, Class X3, IO, 3.00%, 7/25/2048 (k)	47,630	7,787
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	195

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series K114, Class X3, IO, 2.74%, 8/25/2048 (k)	10,750	1,593
Series K130, Class X3, IO, 3.10%, 8/25/2048 (k)	7,934	1,493
Series K117, Class X3, IO, 2.87%, 10/25/2048 (k)	36,500	5,852
Series K120, Class X3, IO, 2.74%, 11/25/2048 (k)	38,372	5,804
Series K121, Class X3, IO, 2.77%, 11/25/2048 (k)	52,192	8,158
Series K739, Class X3, IO, 2.81%, 11/25/2048 (k)	39,675	4,078
Series K122, Class X3, IO, 2.63%, 1/25/2049 (k)	36,631	5,404
Series K743, Class X3, IO, 2.95%, 6/25/2049 (k)	5,000	611
Series Q014, Class X, IO, 2.79%, 10/25/2055 (k)	5,508	1,012
FIVE Mortgage Trust Series 2023-V1, Class XA, IO, 0.83%, 2/10/2056 (k)	57,216	1,993
FNMA ACES
Series 2015-M1, Class X2, IO, 0.50%, 9/25/2024 (k)	19,337	118
Series 2016-M12, Class X2, IO, 0.03%, 9/25/2026 (k)	69,039	36
Series 2019-M28, Class XAV3, IO, 1.14%, 2/25/2027 (k)	30,259	830
Series 2017-M8, Class X, IO, 0.10%, 5/25/2027 (k)	47,059	174
Series 2020-M10, Class X7, IO, 1.72%, 11/25/2027 (k)	39,940	2,274
Series 2020-M26, Class X3, IO, 1.71%, 1/25/2028 (k)	27,762	1,464
Series 2020-M4, Class 1X2, IO, 0.74%, 2/25/2028 (k)	14,288	428
Series 2020-M4, Class 1X3, IO, 1.02%, 2/25/2028 (k)	78,339	3,150
Series 2020-M33, Class X, IO, 1.90%, 6/25/2028 (k)	29,465	1,826
Series 2019-M30, Class X4, IO, 0.95%, 8/25/2028 (k)	40,361	877
Series 2020-M10, Class X6, IO, 1.38%, 8/25/2028 (k)	18,168	974
Series 2019-M31, Class X, IO, 1.30%, 9/25/2028 (k)	31,498	1,661
Series 2019-M30, Class X1, IO, 0.28%, 11/25/2028 (k)	88,226	991
Series 2020-M10, Class X3, IO, 1.29%, 11/25/2028 (k)	62,096	3,087
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2020-M10, Class X5, IO, 1.43%, 11/25/2028 (k)	54,701	2,959
Series 2019-M12, Class X, IO, 0.57%, 6/25/2029 (k)	149,696	3,767
Series 2019-M19, Class X2, IO, 0.63%, 9/25/2029 (k)	86,520	2,775
Series 2019-M32, Class X2, IO, 1.10%, 10/25/2029 (k)	28,468	1,565
Series 2019-M30, Class X2, IO, 0.03%, 12/25/2029 (k)	101,132	347
Series 2020-M3, Class X1, IO, 0.36%, 2/25/2030 (k)	17,778	363
Series 2019-M28, Class XA2, IO, 0.54%, 2/25/2030 (k)	23,594	647
Series 2019-M28, Class XA3, IO, 0.93%, 2/25/2030 (k)	42,137	1,887
Series 2020-M6, Class XD, IO, 1.05%, 2/25/2030 (k)	7,140	322
Series 2020-M19, Class X1, IO, 0.43%, 5/25/2030 (k)	29,542	667
Series 2020-M7, Class X, IO, 1.04%, 7/25/2030 (k)	32,425	1,644
Series 2020-M10, Class X1, IO, 1.78%, 12/25/2030 (k)	106,958	8,793
Series 2021-M16, Class X, IO, 0.70%, 1/1/2031 (k)	117,735	3,196
Series 2019-M21, Class X2, IO, 1.30%, 2/25/2031 (k)	73,305	5,310
Series 2020-M22, Class X, IO, 0.90%, 3/25/2031 (k)	76,501	3,421
Series 2020-M39, Class X2, IO, 1.55%, 8/25/2031 (k)	42,021	2,718
Series 2022-M2, Class X2, IO, 0.21%, 1/25/2032 (k)	66,116	977
Series 2020-M21, Class XA, IO, 1.03%, 3/25/2032 (k)	71,584	4,736
Series 2020-M26, Class X1, IO, 0.50%, 4/25/2032 (k)	21,425	590
Series 2020-M37, Class X, IO, 1.03%, 4/25/2032 (k)	92,048	4,855
Series 2020-M47, Class X1, IO, 0.67%, 10/25/2032 (k)	63,780	1,746
Series 2020-M31, Class X1, IO, 0.86%, 10/25/2032 (k)	94,055	2,694
Series 2019-M30, Class X5, IO, 0.32%, 5/25/2033 (k)	126,613	2,306
Series 2019-M31, Class X1, IO, 1.09%, 4/25/2034 (k)	39,929	2,842
SEE NOTES TO FINANCIAL STATEMENTS.

196	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series 2018-M15, Class X, IO, 0.69%, 1/25/2036 (k)	8,159	282
Series 2020-M6, Class XL, IO, 1.09%, 11/25/2049 (k)	32,161	1,059
FREMF Mortgage Trust
Series 2017-KF29, Class B, 8.12%, 2/25/2024 (a) (k)	110	110
Series 2017-KF36, Class B, 7.22%, 8/25/2024 (a) (k)	3,214	3,141
Series 2017-KF35, Class B, 7.32%, 8/25/2024 (a) (k)	128	125
Series 2017-KF38, Class B, 7.07%, 9/25/2024 (a) (k)	172	169
Series 2017-KF41, Class B, 7.07%, 11/25/2024 (a) (k)	125	123
Series 2018-KL2B, Class CB, 3.83%, 1/25/2025 (a) (k)	15,000	14,966
Series 2018-KF49, Class B, 6.47%, 6/25/2025 (a) (k)	223	213
Series 2018-KC02, Class B, 4.10%, 7/25/2025 (a) (k)	2,520	2,336
Series 2018-KL3W, Class CW, 4.23%, 8/25/2025 (a) (k)	15,000	13,594
Series 2018-KF51, Class C, 10.57%, 8/25/2025 (a) (k)	5,605	5,333
Series 2017-KL1P, Class BP, 3.37%, 10/25/2025 (a) (k)	11,000	10,459
Series 2019-KL4F, Class BAS, 4.29%, 10/25/2025 (a) (k)	7,998	7,367
Series 2018-KF53, Class B, 6.62%, 10/25/2025 (k)	492	483
Series 2018-KSL1, Class C, 3.98%, 11/25/2025 (a) (k)	15,000	13,205
Series 2018-KBX1, Class C, 3.58%, 1/25/2026 (a) (k)	7,500	6,115
Series 2019-KC03, Class B, 4.38%, 1/25/2026 (a) (k)	7,000	6,536
Series 2019-KF58, Class B, 6.72%, 1/25/2026 (a) (k)	338	313
Series 2019-KF60, Class B, 6.92%, 2/25/2026 (a) (k)	739	719
Series 2019-KC06, Class B, 3.82%, 9/25/2026 (a) (k)	7,609	6,762
Series 2016-KF24, Class B, 9.39%, 10/25/2026 (a) (k)	66	63
Series 2019-KF72, Class B, 6.67%, 11/25/2026 (a) (k)	2,708	2,547
Series 2020-KF74, Class B, 6.72%, 1/25/2027 (a) (k)	952	928
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2017-KL1E, Class BE, 3.91%, 2/25/2027 (a) (k)	9,625	8,162
Series 2017-KF33, Class B, 7.12%, 6/25/2027 (a) (k)	3,885	3,813
Series 2017-KF40, Class B, 7.27%, 11/25/2027 (a) (k)	124	120
Series 2018-KHG1, Class C, 3.82%, 12/25/2027 (a) (k)	26,000	22,619
Series 2018-KW06, Class C, 0.00%, 6/25/2028 (a)	12,000	8,159
Series 2018-KW06, Class X2A, IO, 0.10%, 6/25/2028 (a)	140,320	458
Series 2018-KW06, Class X2B, IO, 0.10%, 6/25/2028 (a)	16,000	67
Series 2018-KW06, Class B, 4.23%, 6/25/2028 (a) (k)	6,326	5,781
Series 21K-F116, Class CS, 10.71%, 6/25/2028 (a) (k)	42,417	42,114
Series 2018-KF50, Class B, 6.47%, 7/25/2028 (a) (k)	145	134
Series 2021-KHG3, Class BFX, 2.40%, 9/25/2028 (a) (k)	11,071	9,077
Series 2018-KSW4, Class C, 9.57%, 10/25/2028 (k)	3,676	3,258
Series 2018-KF56, Class B, 7.02%, 11/25/2028 (a) (k)	395	355
Series 2019-KW08, Class B, 4.24%, 1/25/2029 (a) (k)	16,320	14,858
Series 2019-KF57, Class B, 6.82%, 1/25/2029 (a) (k)	1,233	1,163
Series 2019-KBF3, Class C, 9.32%, 1/25/2029 (a) (k)	9,049	8,341
Series 2019-KL05, Class BHG, 4.37%, 2/25/2029 (a) (k)	3,600	3,137
Series 2019-KL05, Class CHG, 4.37%, 2/25/2029 (a)	10,000	8,520
Series 2019-KF59, Class B, 6.92%, 2/25/2029 (a) (k)	1,879	1,776
Series 2019-KG01, Class B, 4.17%, 4/25/2029 (a) (k)	3,000	2,519
Series 2019-KF61, Class B, 6.77%, 4/25/2029 (a) (k)	2,305	2,176
Series 2019-KW09, Class X2A, IO, 0.10%, 5/25/2029 (a)	258,219	1,049
Series 2019-KW09, Class B, 4.01%, 5/25/2029 (a) (k)	15,670	13,756
Series 2019-KF63, Class B, 6.92%, 5/25/2029 (a) (k)	4,964	4,809
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	197

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series 2019-KW09, Class C, PO, 6/25/2029 (a)	22,210	12,730
Series 2019-KW09, Class X2B, IO, 0.10%, 6/25/2029 (a)	20,000	92
Series 2019-KC05, Class B, 4.16%, 7/25/2029 (a) (k)	16,737	14,075
Series 2019-KF65, Class B, 6.97%, 7/25/2029 (a) (k)	3,777	3,316
Series 2019-KF66, Class B, 6.97%, 7/25/2029 (a) (k)	2,585	2,476
Series 2019-KF67, Class B, 6.82%, 8/25/2029 (a) (k)	3,250	3,050
Series 2019-KF70, Class B, 6.87%, 9/25/2029 (a) (k)	1,062	1,027
Series 2019-KF71, Class B, 6.87%, 10/25/2029 (a) (k)	3,725	3,500
Series 2019-KF73, Class B, 7.02%, 11/25/2029 (a) (k)	8,944	8,648
Series 2020-KF75, Class B, 6.82%, 12/25/2029 (a) (k)	2,432	2,273
Series 2020-KF76, Class B, 7.32%, 1/25/2030 (a) (k)	1,913	1,832
Series 2018-KW07, Class C, PO, 10/25/2031 (a)	12,089	7,020
Series 2018-KW07, Class X2A, IO, 0.10%, 10/25/2031 (a)	148,960	503
Series 2018-KW07, Class X2B, IO, 0.10%, 10/25/2031 (a)	16,500	72
Series 2018-KW07, Class B, 4.08%, 10/25/2031 (a) (k)	1,000	821
Series 2017-K153, Class B, PO, 4/25/2032 (a)	8,000	3,413
Series 2023-KF149, Class CS, 10.46%, 12/25/2032 (a) (k)	9,500	9,734
Series 2018-K158, Class B, 4.27%, 10/25/2033 (a) (k)	1,750	1,521
Series 19K-1513, Class X2A, IO, 0.10%, 8/25/2034 (a)	289,694	2,053
Series 2018-K156, Class X2A, IO, 0.10%, 7/25/2036 (a)	148,897	983
Series 2016-K53, Class B, 4.02%, 3/25/2049 (a) (k)	69	66
Series 2017-K61, Class C, 3.69%, 12/25/2049 (a) (k)	1,000	923
Series 2017-K70, Class C, 3.81%, 12/25/2049 (a) (k)	3,000	2,723
Series 2017-K728, Class B, 3.65%, 11/25/2050 (a) (k)	250	241
Series 2017-K728, Class C, 3.65%, 11/25/2050 (a) (k)	105	100
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2019-K734, Class C, 4.05%, 2/25/2051 (a) (k)	4,150	3,892
Series 2018-K75, Class D, PO, 4/25/2051 (a)	30,000	18,334
Series 2018-K75, Class X2A, IO, 0.10%, 4/25/2051 (a)	485,866	1,672
Series 2018-K75, Class X2B, IO, 0.10%, 4/25/2051 (a)	114,000	431
Series 2020-K737, Class B, 3.30%, 1/25/2053 (a) (k)	3,750	3,435
FRR Re-REMIC Trust
Series 2018-C1, Class CK43, PO, 2/27/2048 (a)	9,400	7,534
Series 2018-C1, Class BK43, 2.79%, 2/27/2048 (a) (k)	12,434	11,295
Series 2018-C1, Class A725, 2.50%, 2/27/2050 (a) (k)	1,000	946
Series 2018-C1, Class B725, 2.84%, 2/27/2050 (a) (k)	2,225	2,073
GNMA
Series 2012-88, Class DI, IO, 0.50%, 8/16/2046 (k)	7,753	54
Series 2013-72, IO, 0.57%, 11/16/2047 (k)	34,828	447
Series 2014-9, IO, 0.32%, 2/16/2048 (k)	9,944	75
Series 2014-172, IO, 0.44%, 1/16/2049 (k)	18,470	253
Series 2015-48, IO, 0.91%, 2/16/2050 (k)	333	8
Series 2013-15, IO, 0.56%, 8/16/2051 (k)	4,775	80
Series 2013-80, IO, 0.73%, 3/16/2052 (k)	6,050	87
Series 2013-35, IO, 0.32%, 1/16/2053 (k)	6,510	45
Series 2012-125, IO, 0.17%, 2/16/2053 (k)	15,279	69
Series 2013-7, IO, 0.30%, 5/16/2053 (k)	51,147	415
Series 2012-89, IO, 0.14%, 12/16/2053 (k)	9,067	10
Series 2012-115, IO, 0.38%, 4/16/2054 (k)	27,009	251
Series 2014-124, Class IE, IO, 0.36%, 5/16/2054 (k)	8,308	89
Series 2013-48, IO, 0.38%, 7/16/2054 (k)	3,654	39
Series 2014-130, Class IB, IO, 0.23%, 8/16/2054 (k)	702	6
Series 2014-186, IO, 0.37%, 8/16/2054 (k)	1,362	14
Series 2013-194, IO, 0.38%, 9/16/2054 (k)	5,692	50
Series 2015-104, IO, 0.10%, 5/16/2055 (k)	7,784	66
Series 2013-178, IO, 0.00%, 6/16/2055 (k)	11,447	29
Series 2016-102, IO, 0.52%, 10/16/2055 (k)	8,282	182
Series 2015-59, IO, 0.88%, 6/16/2056 (k)	6,972	194
Series 2016-97, IO, 0.96%, 7/16/2056 (k)	15,838	670
Series 2016-137, IO, 0.52%, 10/16/2056 (k)	7,076	197
Series 2016-143, IO, 0.86%, 10/16/2056	16,007	641
SEE NOTES TO FINANCIAL STATEMENTS.

198	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series 2017-53, IO, 0.53%, 11/16/2056 (k)	19,035	618
Series 2017-76, IO, 0.79%, 12/16/2056 (k)	6,966	288
Series 2014-110, IO, 0.18%, 1/16/2057 (k)	6,429	59
Series 2014-89, IO, 0.31%, 1/16/2057 (k)	10,389	133
Series 2016-177, IO, 0.50%, 1/16/2057 (k)	23,106	591
Series 2015-114, IO, 0.37%, 3/15/2057 (k)	50,187	772
Series 2015-172, IO, 0.62%, 3/16/2057 (k)	6,803	148
Series 2017-72, IO, 0.63%, 4/16/2057 (k)	36,738	1,384
Series 2016-13, IO, 0.77%, 4/16/2057 (k)	8,523	259
Series 2015-188, IO, 0.30%, 7/16/2057 (k)	23,476	309
Series 2015-115, IO, 0.48%, 7/16/2057 (k)	2,653	55
Series 2016-36, IO, 0.69%, 8/16/2057 (k)	4,659	129
Series 2017-146, IO, 0.50%, 9/16/2057 (k)	20,026	605
Series 2017-151, IO, 0.75%, 9/16/2057 (k)	10,294	399
Series 2017-173, IO, 0.76%, 9/16/2057 (k)	8,090	340
Series 2016-105, IO, 0.68%, 10/16/2057 (k)	7,549	238
Series 2017-64, IO, 0.74%, 11/16/2057 (k)	28,296	1,223
Series 2016-157, IO, 0.89%, 11/16/2057 (k)	18,342	778
Series 2016-56, IO, 1.00%, 11/16/2057 (k)	15,531	638
Series 2016-133, IO, 0.74%, 12/16/2057 (k)	24,785	729
Series 2016-96, IO, 0.77%, 12/16/2057 (k)	23,982	828
Series 2016-94, IO, 0.82%, 12/16/2057 (k)	1,872	59
Series 2016-35, IO, 0.70%, 3/16/2058 (k)	8,801	296
Series 2016-130, IO, 0.77%, 3/16/2058 (k)	22,428	722
Series 2016-92, IO, 0.59%, 4/16/2058 (k)	395	12
Series 2016-119, IO, 0.75%, 4/16/2058 (k)	62,883	1,778
Series 2016-151, IO, 0.85%, 6/16/2058 (k)	46,537	1,691
Series 2017-41, IO, 0.60%, 7/16/2058 (k)	5,932	167
Series 2016-87, IO, 0.66%, 8/16/2058 (k)	17,285	477
Series 2017-16, IO, 0.38%, 9/16/2058 (k)	14,660	326
Series 2017-3, IO, 0.55%, 9/16/2058 (k)	20,595	553
Series 2016-175, IO, 0.70%, 9/16/2058 (k)	15,475	503
Series 2017-81, IO, 0.66%, 12/16/2058 (k)	4,898	174
Series 2017-54, IO, 0.68%, 12/16/2058 (k)	5,340	199
Series 2017-70, IO, 0.40%, 2/16/2059 (k)	4,601	145
Series 2018-45, IO, 0.54%, 3/16/2059 (k)	14,120	510
Series 2017-105, IO, 0.53%, 5/16/2059 (k)	15,777	578
Series 2017-23, IO, 0.61%, 5/16/2059 (k)	11,228	380
Series 2017-35, IO, 0.64%, 5/16/2059 (k)	7,963	295
Series 2017-51, IO, 0.65%, 5/16/2059 (k)	5,297	189
Series 2017-86, IO, 0.68%, 5/16/2059 (k)	3,463	129
Series 2017-148, IO, 0.55%, 7/16/2059 (k)	13,803	461
Series 2017-69, IO, 0.68%, 7/16/2059 (k)	5,113	192
Series 2017-126, IO, 0.60%, 8/16/2059 (k)	22,043	757
Series 2017-171, IO, 0.65%, 9/16/2059 (k)	2,260	86
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2018-57, IO, 0.44%, 10/16/2059 (k)	66,963	2,294
Series 2018-4, IO, 0.57%, 10/16/2059 (k)	4,252	153
Series 2017-157, IO, 0.50%, 12/16/2059 (k)	10,674	341
Series 2018-9, IO, 0.44%, 1/16/2060 (k)	88,933	2,738
Series 2019-135, IO, 0.75%, 2/16/2060 (k)	17,480	824
Series 2019-67, IO, 0.84%, 2/16/2060 (k)	10,124	523
Series 2018-106, IO, 0.64%, 4/16/2060 (k)	6,843	323
Series 2018-119, IO, 0.67%, 5/16/2060 (k)	7,977	425
Series 2018-85, IO, 0.55%, 7/16/2060 (k)	9,036	372
Series 2018-98, IO, 0.45%, 8/16/2060 (k)	37,469	1,254
Series 2019-9, IO, 0.88%, 8/16/2060 (k)	12,652	653
Series 2020-184, IO, 0.91%, 11/16/2060 (k)	9,511	611
Series 2019-114, IO, 1.08%, 2/16/2061 (k)	31,121	1,961
Series 2021-82, Class TA, IF, IO, 0.00%, 4/16/2061 (k)	70,145	4,263
Series 2019-32, IO, 0.60%, 5/16/2061 (k)	51,640	2,399
Series 2021-95, Class TA, IF, IO, 0.00%, 6/1/2061 (k)	54,808	3,426
Series 2021-123, Class SA, IF, IO, 0.00%, 6/16/2061 (k)	47,160	2,708
Series 2019-53, Class IA, IO, 0.78%, 6/16/2061 (k)	4,550	242
Series 2021-147, IO, 0.99%, 6/16/2061 (k)	31,396	2,260
Series 2019-155, IO, 0.53%, 7/16/2061 (k)	106,701	4,612
Series 2021-153, Class SA, IF, IO, 0.00%, 8/16/2061 (k)	53,522	3,376
Series 2021-178, Class SA, IF, IO, 0.00%, 10/16/2061 (k)	77,503	5,112
Series 2021-218, IO, 0.96%, 10/16/2061 (k)	15,917	1,161
Series 2020-28, IO, 0.82%, 11/16/2061 (k)	18,154	1,046
Series 2020-56, IO, 0.97%, 11/16/2061 (k)	48,227	2,854
Series 2020-124, IO, 0.99%, 12/16/2061 (k)	8,971	628
Series 2019-130, IO, 0.68%, 1/16/2062 (k)	8,871	460
Series 2019-144, IO, 0.79%, 1/16/2062 (k)	14,338	844
Series 2020-40, IO, 0.88%, 1/16/2062 (k)	41,199	2,396
Series 2020-14, IO, 0.59%, 2/16/2062 (k)	94,166	4,388
Series 2020-2, IO, 0.59%, 3/16/2062 (k)	51,631	2,266
Series 2020-27, IO, 0.69%, 3/16/2062 (k)	26,396	1,304
Series 2020-143, Class IB, IO, 0.87%, 3/16/2062 (k)	49,501	2,965
Series 2020-94, IO, 0.97%, 3/16/2062 (k)	68,598	4,293
Series 2020-110, IO, 0.98%, 3/16/2062 (k)	26,634	1,656
Series 2020-143, IO, 1.12%, 3/16/2062 (k)	25,201	1,782
Series 2020-73, IO, 1.25%, 3/16/2062 (k)	28,393	2,059
Series 2020-10, IO, 0.58%, 4/16/2062 (k)	34,786	1,571
Series 2020-23, IO, 0.66%, 4/16/2062 (k)	97,509	4,961
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	199

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series 2020-70, IO, 0.76%, 4/16/2062 (k)	49,663	2,684
Series 2020-38, IO, 0.82%, 4/16/2062 (k)	109,897	6,176
Series 2020-54, IO, 0.92%, 4/16/2062 (k)	167,113	10,108
Series 2020-89, Class IA, IO, 1.17%, 4/16/2062 (k)	52,282	4,039
Series 2020-120, IO, 0.76%, 5/16/2062 (k)	8,624	504
Series 2020-91, Class IU, IO, 0.99%, 5/16/2062 (k)	138,847	8,800
Series 2020-72, IO, 1.03%, 5/16/2062 (k)	111,610	7,477
Series 2020-50, IO, 0.49%, 6/16/2062 (k)	46,594	2,152
Series 2020-106, Class IC, IO, 0.84%, 6/16/2062 (k)	140,483	8,226
Series 2020-108, IO, 0.85%, 6/16/2062 (k)	34,511	2,055
Series 2020-118, IO, 0.88%, 6/16/2062 (k)	59,893	3,712
Series 2020-147, IO, 0.91%, 6/16/2062 (k)	175,286	11,468
Series 2020-169, IO, 0.85%, 7/16/2062 (k)	367,770	22,798
Series 2020-136, IO, 1.01%, 8/16/2062 (k)	55,427	3,835
Series 2020-161, IO, 1.05%, 8/16/2062 (k)	21,258	1,507
Series 2020-111, IO, 0.87%, 9/15/2062 (k)	17,362	1,038
Series 2020-158, IO, 0.77%, 9/16/2062 (k)	56,131	3,208
Series 2021-88, IO, 0.79%, 9/16/2062 (k)	280,422	17,149
Series 2020-114, IO, 0.80%, 9/16/2062 (k)	77,432	4,884
Series 2021-3, IO, 0.87%, 9/16/2062 (k)	206,136	13,304
Series 2020-192, IO, 0.95%, 9/16/2062 (k)	64,371	4,258
Series 2020-172, IO, 1.15%, 9/16/2062 (k)	41,522	3,138
Series 2021-33, IO, 0.84%, 10/16/2062 (k)	186,142	11,870
Series 2021-102, IO, 0.85%, 10/16/2062 (k)	27,645	1,701
Series 2021-71, IO, 0.87%, 10/16/2062 (k)	171,900	11,137
Series 2020-128, IO, 0.91%, 10/16/2062 (k)	58,393	3,823
Series 2020-159, IO, 1.00%, 10/16/2062 (k)	28,707	1,978
Series 2020-190, IO, 1.03%, 11/16/2062 (k)	59,554	4,405
Series 2021-48, Class HT, IF, IO, 0.00%, 12/16/2062 (k)	90,253	4,838
Series 2021-80, IO, 0.90%, 12/16/2062 (k)	64,770	4,604
Series 2020-150, IO, 0.96%, 12/16/2062 (k)	85,904	5,686
Series 2021-11, Class IX, IO, 1.16%, 12/16/2062 (k)	18,592	1,474
Series 2021-62, Class SA, IF, IO, 0.00%, 2/16/2063 (k)	117,884	1,250
Series 2021-40, IO, 0.82%, 2/16/2063 (k)	50,482	3,220
Series 2021-120, IO, 0.99%, 2/16/2063 (k)	54,422	4,045
Series 2020-145, IO, 0.73%, 3/16/2063 (k)	35,712	1,962
Series 2021-101, IO, 0.68%, 4/16/2063 (k)	87,140	4,910
Series 2021-106, IO, 0.86%, 4/16/2063 (k)	172,229	11,742
Series 2021-151, IO, 0.92%, 4/16/2063 (k)	106,690	7,460
Series 2021-168, IO, 0.80%, 5/16/2063 (k)	145,825	9,216
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-10, IO, 0.98%, 5/16/2063 (k)	69,311	5,033
Series 2021-22, IO, 0.98%, 5/16/2063 (k)	54,942	3,777
Series 2021-170, IO, 0.99%, 5/16/2063 (k)	15,205	1,111
Series 2021-141, Class SA, IF, IO, 0.00%, 6/16/2063 (k)	45,162	2,663
Series 2021-133, IO, 0.88%, 7/16/2063 (k)	89,585	6,047
Series 2021-181, IO, 0.97%, 7/16/2063 (k)	212,216	15,341
Series 2021-61, IO, 1.04%, 8/16/2063 (k)	42,843	3,047
Series 2021-195, Class IX, IO, 1.20%, 8/16/2063 (k)	61,934	5,240
Series 2021-112, IO, 0.95%, 10/16/2063 (k)	18,239	1,299
Series 2021-148, IO, 1.06%, 10/16/2063 (k)	67,052	5,243
Series 2021-110, IO, 0.87%, 11/16/2063 (k)	2,869	196
Series 2021-180, IO, 0.90%, 11/16/2063 (k)	20,336	1,457
Series 2021-150, IO, 1.03%, 11/16/2063 (k)	28,651	2,186
Series 2021-185, IO, 1.10%, 11/16/2063 (k)	38,920	3,135
Series 2021-167, IO, 0.87%, 12/16/2063 (k)	65,109	4,619
Series 2022-7, Class SA, IF, IO, 0.00%, 2/16/2064 (k)	64,001	4,233
Series 2021-224, IO, 0.78%, 4/16/2064 (k)	82,447	5,506
Series 2022-134, IO, 0.51%, 6/16/2064 (k)	29,801	1,478
Series 2022-141, IO, 0.77%, 6/16/2064 (k)	20,710	1,444
Series 2022-52, IO, 0.77%, 6/16/2064 (k)	152,891	9,174
Series 2022-210, IO, 0.69%, 7/16/2064 (k)	35,934	2,452
Series 2022-199, IO, 0.76%, 7/16/2064 (k)	32,914	2,226
GNMA, STRIPS Series 3, Class 23, IO, 1.40%, 9/16/2045	32,999	2,561
GS Mortgage Securities Trust
Series 2012-GCJ9, Class D, 4.61%, 11/10/2045 (a) (k)	353	326
Series 2013-GC12, Class E, 3.25%, 6/10/2046 (a)	3,550	3,418
Series 2013-GC12, Class D, 4.30%, 6/10/2046 (a) (k)	4,880	4,776
Series 2015-GC28, Class D, 4.31%, 2/10/2048 (a) (k)	2,000	1,700
Series 2015-GC32, Class D, 3.35%, 7/10/2048	4,521	3,713
Series 2016-GS3, Class C, 3.99%, 10/10/2049 (k)	3,250	2,774
Series 2017-GS5, Class D, 3.51%, 3/10/2050 (a) (k)	5,547	3,840
Series 2015-GC30, Class D, 3.38%, 5/10/2050	4,000	3,302
Series 2019-GC40, Class E, 3.00%, 7/10/2052 (a)	4,950	2,987
SEE NOTES TO FINANCIAL STATEMENTS.

200	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series 2019-GC42, Class D, 2.80%, 9/10/2052 (a)	11,880	7,298
Series 2019-GSA1, Class XB, IO, 0.30%, 11/10/2052 (k)	39,035	711
Series 2020-GC45, Class XA, IO, 0.67%, 2/13/2053 (k)	74,422	2,381
Series 2020-GC45, Class D, 2.85%, 2/13/2053 (a) (k)	3,000	1,894
Series 2020-GC45, Class E, 2.85%, 2/13/2053 (a) (k)	7,000	4,036
Series 2020-GC47, Class XA, IO, 1.13%, 5/12/2053 (k)	80,712	4,965
Series 2020-GSA2, Class XA, IO, 1.73%, 12/12/2053 (a) (k)	186,090	16,985
Series 2020-GSA2, Class D, 2.25%, 12/12/2053 (a)	18,158	10,294
Series 2020-GSA2, Class E, 2.25%, 12/12/2053 (a)	4,000	2,028
Harvest Commercial Capital Loan Trust Series 2019-1, Class A, 3.29%, 9/25/2046 (a) (k)	3,026	2,923
Hudson Yards Mortgage Trust Series 2019-30HY, Class A, 3.23%, 7/10/2039 (a)	2,550	2,218
Hunt Companies Finance Trust, Inc. 7.25%, 2/13/2025 ‡	7,000	6,790
ILPT Commercial Mortgage Trust Series 2022-LPF2, Class E, 10.50%, 10/15/2039 (a) (k)	8,760	8,771
Jackson Park Trust
Series 2019-LIC, Class E, 3.24%, 10/14/2039 (a) (k)	3,725	2,780
Series 2019-LIC, Class F, 3.24%, 10/14/2039 (a) (k)	28,015	19,853
JPMBB Commercial Mortgage Securities Trust
Series 2013-C15, Class E, 3.50%, 11/15/2045 (a)	3,000	2,766
Series 2015-C31, Class B, 4.62%, 8/15/2048 (k)	2,000	1,858
Series 2015-C31, Class C, 4.62%, 8/15/2048 (k)	5,000	4,378
Series 2015-C33, Class D2, 4.12%, 12/15/2048 (a) (k)	1,000	803
Series 2015-C33, Class C, 4.62%, 12/15/2048 (k)	3,350	3,025
Series 2016-C1, Class D1, 4.24%, 3/17/2049 (a) (k)	1,500	1,252
JPMCC Commercial Mortgage Securities Trust
Series 2017-JP5, Class XB, IO, 0.43%, 3/15/2050 (k)	31,917	554
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2017-JP5, Class C, 3.76%, 3/15/2050 (k)	3,000	2,452
Series 2017-JP5, Class D, 4.51%, 3/15/2050 (a) (k)	4,669	3,548
Series 2017-JP7, Class D, 4.38%, 9/15/2050 (a) (k)	367	260
JPMCC Re-REMIC Trust Series 2015-FRR2, Class BK39, PO, 8/27/2047 ‡ (a)	1,500	1,323
JPMDB Commercial Mortgage Securities Trust Series 2019-COR6, Class D, 2.50%, 11/13/2052 (a)	9,875	5,586
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-C16, Class D, 5.01%, 12/15/2046 (a) (k)	2,750	2,522
Series 2015-JP1, Class C, 4.73%, 1/15/2049 (k)	1,000	915
Series 2016-JP3, Class D, 3.40%, 8/15/2049 (a) (k)	8,122	5,846
KKR Industrial Portfolio Trust Series 2021-KDIP, Class F, 6.73%, 12/15/2037 (a) (k)	3,938	3,789
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 (k)	88	38
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C14, Class D, 5.06%, 2/15/2047 (a) (k)	5,350	5,134
Series 2014-C15, Class D, 4.89%, 4/15/2047 (a) (k)	1,000	935
Series 2014-C16, Class B, 4.30%, 6/15/2047 (k)	11,000	10,252
Series 2014-C16, Class C, 4.73%, 6/15/2047 (k)	2,300	2,106
Series 2014-C17, Class C, 4.49%, 8/15/2047 (k)	4,000	3,768
Series 2014-C17, Class D, 4.73%, 8/15/2047 (a) (k)	9,393	8,377
Series 2015-C27, Class E, 3.24%, 12/15/2047 (a) (k)	2,500	1,775
Series 2015-C27, Class F, 3.24%, 12/15/2047 (a) (k)	6,334	3,751
Series 2014-C19, Class D, 3.25%, 12/15/2047 (a)	2,000	1,535
Series 2014-C19, Class E, 3.25%, 12/15/2047 (a)	6,500	4,561
Series 2014-C19, Class C, 4.00%, 12/15/2047	3,000	2,707
Series 2015-C20, Class D, 3.07%, 2/15/2048 (a)	5,086	4,331
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	201

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series 2015-C21, Class XA, IO, 0.85%, 3/15/2048 (k)	20,117	249
Series 2015-C21, Class B, 3.85%, 3/15/2048 (k)	4,000	3,491
Series 2015-C24, Class D, 3.26%, 5/15/2048 (a)	8,000	6,499
Series 2015-C26, Class D, 3.06%, 10/15/2048 (a)	4,000	3,137
Series 2016-C31, Class B, 3.88%, 11/15/2049 (k)	4,350	3,783
Series 2016-C31, Class C, 4.27%, 11/15/2049 (k)	1,000	793
Series 2015-C23, Class D, 4.14%, 7/15/2050 (a) (k)	1,500	1,256
Morgan Stanley Capital I Series 2017-HR2, Class C, 4.32%, 12/15/2050 (k)	1,200	1,045
Morgan Stanley Capital I Trust
Series 2018-MP, Class D, 4.28%, 7/11/2040 (a) (k)	1,000	766
Series 2016-UB11, Class C, 3.69%, 8/15/2049 (k)	2,000	1,731
Series 2019-L3, Class D, 2.50%, 11/15/2052 (a)	4,500	2,817
Series 2020-L4, Class D, 2.50%, 2/15/2053 (a)	5,000	3,055
Series 2020-HR8, Class XA, IO, 1.84%, 7/15/2053 (k)	19,547	1,970
Series 2021-L5, Class XB, IO, 0.71%, 5/15/2054 (k)	60,000	2,846
Series 2021-L5, Class E, 2.50%, 5/15/2054 (a)	4,234	2,114
Series 2021-L5, Class C, 3.16%, 5/15/2054	6,000	4,286
Series 2021-L6, Class D, 2.50%, 6/15/2054 (a) (k)	13,685	7,713
Series 2021-L6, Class E, 2.50%, 6/15/2054 (a) (k)	5,500	2,807
Series 2021-L6, Class C, 3.46%, 6/15/2054 (k)	4,500	3,379
Series 2021-L7, Class E, 2.50%, 10/15/2054 (a)	8,091	4,051
MRCD MARK Mortgage Trust
Series 2019-PARK, Class G, 2.72%, 12/15/2036 (a)	13,337	11,029
Series 2019-PARK, Class J, 4.25%, 12/15/2036 (a)	20,000	16,842
MTN Commercial Mortgage Trust Series 2022-LPFL, Class A, 5.96%, 3/15/2039 (a) (k)	7,925	7,847
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Multi-Family Connecticut Avenue Securities Trust
Series 2019-01, Class M10, 7.87%, 10/25/2049 (a) (k)	29,662	28,375
Series 2020-01, Class M10, 8.37%, 3/25/2050 (a) (k)	37,380	35,578
NW Re-REMIC TRUST Series 2021-FRR1, Class BK88, 2.67%, 12/18/2051 (a) (k)	8,000	6,118
NYC Commercial Mortgage Trust Series 2021-909, Class E, 3.21%, 4/10/2043 (a) (k)	5,000	2,921
Octagon 66 Ltd. (Cayman Islands) Series 19K-1510, Class X2B, IO, 0.10%, 1/25/2034 (a)	81,410	593
P4 SFR Series 2019-STL B9.25%, 10/11/2026 ‡	7,700	7,431
SBALR Commercial Mortgage Trust
Series 2020-RR1, Class XA, IO, 1.22%, 2/13/2053 (a) (k)	86,821	5,343
Series 2020-RR1, Class B, 3.48%, 2/13/2053 (a)	11,440	9,560
Series 2020-RR1, Class C, 3.98%, 2/13/2053 (a) (k)	4,750	3,820
Series 2020-RR1, Class D, 4.05%, 2/13/2053 (a) (k)	9,750	6,764
SG Commercial Mortgage Securities Trust Series 2016-C5, Class B, 3.93%, 10/10/2048	2,000	1,761
SLG Office Trust Series 2021-OVA, Class E, 2.85%, 7/15/2041 (a)	3,500	2,554
UBS Commercial Mortgage Trust
Series 2017-C1, Class C, 4.44%, 6/15/2050	5,330	4,536
Series 2017-C2, Class C, 4.30%, 8/15/2050 (k)	7,250	6,189
Series 2018-C11, Class XB, IO, 0.25%, 6/15/2051 (k)	100,000	1,629
Series 2018-C11, Class B, 4.71%, 6/15/2051 (k)	5,000	4,492
Velocity Commercial Capital Loan Trust
Series 2018-2, Class A, 4.05%, 10/26/2048 (a) (k)	1,574	1,498
Series 2018-2, Class M2, 4.51%, 10/26/2048 (a) (k)	122	102
Series 2018-2, Class M3, 4.72%, 10/26/2048 (a) (k)	224	183
Series 2019-1, Class A, 3.76%, 3/25/2049 (a) (k)	1,709	1,591
Series 2019-1, Class M1, 3.94%, 3/25/2049 (a) (k)	3,493	3,087
Series 2019-3, Class A, 3.03%, 10/25/2049 (a) (k)	3,314	3,135
SEE NOTES TO FINANCIAL STATEMENTS.

202	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series 2021-1, Class M1, 1.79%, 5/25/2051 (a) (k)	3,303	2,637
Series 2021-1, Class M2, 2.26%, 5/25/2051 (a) (k)	2,167	1,699
Series 2021-4, Class A, 2.52%, 12/26/2051 (a) (k)	3,118	2,644
Series 2022-2, Class A, 4.67%, 4/25/2052 (a) (k)	3,220	3,022
Series 2022-3, Class A, 5.22%, 6/25/2052 (a) (k)	5,502	5,299
Series 2022-4, Class A, 5.63%, 8/25/2052 (a) (k)	5,842	5,648
Washington State Housing Finance Commission Series 2021-1, Class X, IO, 0.73%, 12/20/2035 (k)	92,594	4,554
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18, Class D, 3.96%, 12/15/2047 (a) (k)	7,952	6,784
Series 2015-C26, Class D, 3.59%, 2/15/2048 (a)	3,000	2,530
Series 2015-C27, Class C, 3.89%, 2/15/2048	3,500	3,060
Series 2015-NXS1, Class E, 2.88%, 5/15/2048 (a) (k)	9,230	7,082
Series 2015-C29, Class D, 4.22%, 6/15/2048 (k)	4,000	3,404
Series 2016-C35, Class D, 3.14%, 7/15/2048 (a)	3,000	2,134
Series 2016-NXS6, Class B, 3.81%, 11/15/2049	450	400
Series 2017-RB1, Class D, 3.40%, 3/15/2050 (a)	1,500	920
Series 2017-C38, Class D, 3.00%, 7/15/2050 (a)	4,500	3,174
Series 2018-C44, Class XB, IO, 0.17%, 5/15/2051 (k)	70,000	601
Series 2018-C44, Class D, 3.00%, 5/15/2051 (a)	1,250	827
Series 2018-C46, Class D, 3.00%, 8/15/2051 (a)	1,890	1,191
Series 2019-C49, Class C, 4.87%, 3/15/2052 (k)	2,000	1,733
Series 2019-C52, Class XA, IO, 1.60%, 8/15/2052 (k)	15,698	1,090
Series 2020-C55, Class D, 2.50%, 2/15/2053 (a)	4,500	2,647
Series 2020-C55, Class E, 2.50%, 2/15/2053 (a)	6,850	3,632
Series 2021-C59, Class D, 2.50%, 4/15/2054 (a)	2,500	1,432
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2022-C62, Class C, 4.35%, 4/15/2055 (k)	3,950	3,031
Series 2015-NXS3, Class D, 3.15%, 9/15/2057 (a)	2,000	1,599
Series 2015-NXS2, Class D, 4.28%, 7/15/2058 (k)	2,226	1,814
Series 2015-LC22, Class D, 4.55%, 9/15/2058 (k)	5,107	4,277
Series 2016-C32, Class D, 3.79%, 1/15/2059 (a) (k)	4,000	3,160
WFRBS Commercial Mortgage Trust Series 2014-C22, Class D, 3.91%, 9/15/2057 (a) (k)	1,440	1,135
Total Commercial Mortgage-Backed Securities (Cost $3,025,921)		2,507,170
Asset-Backed Securities — 24.3%
ABFC Trust Series 2002-OPT1, Class M1, 5.71%, 5/25/2032 (k)	114	114
ACC, 0.25%, 6/15/2023 ‡	15,930	14,735
ACC Trust
Series 2019-2, Class C, 5.24%, 10/21/2024 (a)	2,821	2,818
Series 2021-1, Class C, 2.08%, 12/20/2024 (a)	4,455	4,385
Series 2021-1, Class D, 5.25%, 3/22/2027 (a)	13,004	12,547
Series 2022-1, Class D, 6.65%, 10/20/2028 (a)	9,131	8,805
Accelerated Assets LLC
Series 2018-1, Class B, 4.51%, 12/2/2033 (a)	185	176
Series 2018-1, Class C, 6.65%, 12/2/2033 (a)	400	387
Accelerated LLC
Series 2021-1H, Class A, 1.35%, 10/20/2040 (a)	2,113	1,912
Series 2021-1H, Class B, 1.90%, 10/20/2040 (a)	2,599	2,297
Series 2021-1H, Class D, 3.58%, 10/20/2040 (a)	3,575	3,148
Affirm Asset Securitization Trust
Series 2021-Z2, Class A, 1.17%, 11/16/2026 (a)	5,487	5,258
Series 2022-X1, Class CERT, 0.00%, 2/15/2027 ‡ (a)	12	221
Series 2022-A, Class A, 4.30%, 5/17/2027 (a)	2,237	2,148
Series 2022-A, Class 1D, 5.53%, 5/17/2027 (a)	8,505	7,980
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	203

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2022-A, Class 1E, 8.04%, 5/17/2027 (a)	9,040	8,402
Series 2022-A, Class E, 8.04%, 5/17/2027 (a)	7,840	7,286
Series 2022-Z1, Class A, 4.55%, 6/15/2027 (a)	7,621	7,497
Air Canada Pass-Through Trust (Canada) Series 2020-2, Class B, 9.00%, 10/1/2025 (a)	936	952
Amden Homes Sf Frn, 7.00%, 4/15/2026 ‡ (a)	18,516	18,330
American Airlines Pass-Through Trust Series 2021-1, Class B, 3.95%, 7/11/2030	4,588	4,013
American Credit Acceptance Receivables Trust
Series 2020-1, Class E, 3.32%, 3/13/2026 (a)	10,080	9,909
Series 2020-3, Class E, 3.88%, 8/13/2026 (a)	3,000	2,939
Series 2019-4, Class F, 5.37%, 9/14/2026 (a)	5,180	5,017
Series 2022-4, Class B, 6.75%, 10/13/2026 (a)	800	810
Series 2020-1, Class F, 4.75%, 11/13/2026 (a)	13,460	13,196
Series 2020-4, Class D, 1.77%, 12/14/2026 (a)	5,000	4,800
Series 2021-1, Class E, 2.29%, 3/15/2027 (a)	4,500	4,258
Series 2021-2, Class E, 2.54%, 7/13/2027 (a)	17,000	15,690
Series 2020-4, Class F, 5.22%, 8/13/2027 (a)	5,000	4,895
Series 2021-3, Class E, 2.56%, 11/15/2027 (a)	12,406	11,343
Series 2021-1, Class F, 4.01%, 11/15/2027 (a)	900	852
Series 2021-2, Class F, 3.73%, 1/13/2028 (a)	5,425	4,892
Series 2021-4, Class E, 3.12%, 2/14/2028 (a)	14,800	12,634
Series 2022-1, Class D, 2.46%, 3/13/2028 (a)	3,205	2,957
Series 2022-1, Class E, 3.64%, 3/13/2028 (a)	10,316	8,730
Series 2021-3, Class F, 3.64%, 5/15/2028 (a)	10,175	9,228
Series 2022-2, Class D, 4.85%, 6/13/2028 (a)	8,433	7,998
Series 2022-2, Class E, 6.57%, 6/13/2028 (a)	12,853	11,202
Series 2021-4, Class F, 4.21%, 7/13/2028 (a)	8,630	7,258
Series 2022-3, Class C, 4.86%, 10/13/2028 (a)	2,078	2,028
Series 2022-3, Class D, 5.83%, 10/13/2028 (a)	4,333	4,196
Series 2022-1, Class F, 4.87%, 11/13/2028 (a)	4,482	3,613
Series 2022-4, Class C, 7.86%, 2/15/2029 (a)	1,700	1,757
Series 2023-1, Class C, 5.59%, 4/12/2029 (a)	4,158	4,097
Series 2023-1, Class D, 6.35%, 4/12/2029 (a)	5,575	5,472
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

AMSR Trust
Series 2020-SFR1, Class H, 5.30%, 4/17/2037 (a)	9,960	9,240
Series 2020-SFR2, Class E2, 4.28%, 7/17/2037 (a)	10,005	9,421
Series 2020-SFR2, Class H, 5.25%, 7/17/2037 (a)	7,500	6,885
Series 2020-SFR4, Class E1, 2.21%, 11/17/2037 (a)	2,325	2,054
Series 2020-SFR5, Class F, 2.69%, 11/17/2037 (a)	18,177	16,048
Series 2020-SFR4, Class F, 2.86%, 11/17/2037 (a)	15,556	13,729
Series 2020-SFR5, Class G, 4.11%, 11/17/2037 (a)	7,300	6,642
Series 2019-SFR1, Class F, 3.87%, 1/19/2039 (a)	5,310	4,713
Series 2019-SFR1, Class G, 4.86%, 1/19/2039 (a)	2,125	1,927
Series 2019-SFR1, Class H, 6.04%, 1/19/2039 (a)	2,125	1,960
Series 2022-SFR1, Class E2, 4.64%, 3/17/2039 (a)	9,913	8,926
Series 2022-SFR1, Class F, 6.02%, 3/17/2039 (a)	9,913	8,987
Amur Equipment Finance Receivables XI LLC Series 2022-2A, Class A2, 5.30%, 6/21/2028 (a)	4,443	4,400
Applebee's Funding LLC
Series 2019-1A, Class A2I, 4.19%, 6/5/2049 (a)	4,697	4,558
Series 2019-1A, Class A2II, 4.72%, 6/5/2049 (a)	8,005	7,425
Aqua Finance Trust
Series 2019-A, Class C, 4.01%, 7/16/2040 (a)	7,137	6,494
Series 2020-AA, Class C, 3.97%, 7/17/2046 (a)	4,250	3,598
AREIT Trust Series 2021-CRE5, Class D, 7.25%, 11/17/2038 ‡ (a) (k)	12,500	11,719
Ares CLO Ltd. (Cayman Islands) Series 2016-40A, Class A1RR, 5.66%, 1/15/2029 (a) (k)	2,140	2,122
Arivo Acceptance Auto Loan Receivables Trust
Series 2019-1, Class B, 3.37%, 6/15/2025 (a)	3,247	3,236
Series 2019-1, Class C, 4.35%, 6/15/2026 (a)	1,500	1,493
Avis Budget Rental Car Funding AESOP LLC
Series 2018-1A, Class C, 4.73%, 9/20/2024 (a)	560	557
SEE NOTES TO FINANCIAL STATEMENTS.

204	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2019-2A, Class C, 4.24%, 9/22/2025 (a)	3,000	2,885
Series 2019-3A, Class B, 2.65%, 3/20/2026 (a)	3,000	2,786
Series 2020-1A, Class D, 3.34%, 8/20/2026 (a)	20,500	18,317
Bain Capital Credit CLO Ltd. (Cayman Islands)
Series 2019-1A, Class AR, 5.93%, 4/19/2034 (a) (k)	12,000	11,796
Series 2020-3A, Class A1R, 5.98%, 10/23/2034 (a) (k)	4,300	4,224
Series 2021-7A, Class A1, 5.96%, 1/22/2035 (a) (k)	2,780	2,722
Ballyrock CLO Ltd. (Cayman Islands) Series 2020-2A, Class DR, 10.96%, 10/20/2031 (a) (k)	2,250	2,087
British Airways Pass-Through Trust (United Kingdom) Series 2020-1, Class B, 8.38%, 11/15/2028 (a)	901	897
BSPRT Issuer Ltd. (Cayman Islands)
Series 2021-FL7, Class D, 7.34%, 12/15/2038 (a) (k)	8,700	8,117
Series 2021-FL7, Class E, 7.99%, 12/15/2038 (a) (k)	225	208
Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035 ‡ (a)	2,590	2,438
Series 2020-1A, Class B, 3.97%, 11/15/2035 ‡ (a)	2,440	2,239
Series 2020-1A, Class C, 7.14%, 11/15/2035 ‡ (a)	2,842	2,643
Series 2021-1A, Class B, 2.92%, 4/15/2036 ‡ (a)	2,768	2,393
Series 2021-1A, Class C, 5.07%, 4/15/2036 ‡ (a)	2,334	2,031
BXG Receivables Note Trust Series 2018-A, Class C, 4.44%, 2/2/2034 (a)	936	866
Camden, 8.50%, 9/15/2031 ‡	10,216	9,807
Camillo Issuer LLC Series 2017-SFR1, Class A, 5.50%, 6/5/2027 ‡ (a)	922	911
CarNow Auto Receivables Trust Series 2022-1A, Class E, 8.29%, 8/15/2028 (a)	5,770	5,422
Cars Net Lease Mortgage Notes Series 2020-1A, Class A3, 3.10%, 12/15/2050 (a)	2,770	2,406
CARS-DB4 LP
Series 2020-1A, Class A4, 3.19%, 2/15/2050 (a)	3,470	3,234
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2020-1A, Class A5, 3.48%, 2/15/2050 (a)	2,974	2,641
Series 2020-1A, Class B1, 4.17%, 2/15/2050 (a)	3,500	3,252
Series 2020-1A, Class B2, 4.52%, 2/15/2050 (a)	4,290	3,792
Series 2020-1A, Class B3, 4.95%, 2/15/2050 (a)	4,510	3,777
CARS-DB5 LP Series 2021-1A, Class A2, 2.28%, 8/15/2051 (a)	5,994	4,682
Carvana Auto Receivables Trust
Series 2019-1A, Class D, 3.88%, 10/15/2024 (a)	180	180
Series 2019-1A, Class E, 5.64%, 1/15/2026 (a)	500	497
Series 2019-2A, Class E, 5.01%, 4/15/2026 (a)	3,000	2,964
Series 2019-3A, Class E, 4.60%, 7/15/2026 (a)	9,700	9,377
Series 2019-4A, Class E, 4.70%, 10/15/2026 (a)	6,990	6,625
Series 2021-N1, Class C, 1.30%, 1/10/2028	3,482	3,228
Cascade MH Asset Trust Series 2019-MH1, Class A, 4.00%, 11/25/2044 (a) (k)	5,909	5,545
Centex Home Equity Loan Trust Series 2004-A, Class AF4, 5.01%, 8/25/2032 (i)	147	143
CFIN Issuer LLC
Series 2022-RTL1, Class AA, 3.25%, 2/16/2026 ‡ (a)	12,000	11,470
Series 2022-RTL1, Class AB, 5.00%, 2/16/2026 ‡ (a)	12,000	11,760
CIG Auto Receivables Trust Series 2019-1A, Class D, 4.85%, 5/15/2026 (a)	1,660	1,653
Conn's Receivables Funding LLC
Series 2021-A, Class B, 2.87%, 5/15/2026 (a)	1,485	1,469
Series 2021-A, Class C, 4.59%, 5/15/2026 (a)	1,634	1,575
Series 2022-A, Class B, 9.52%, 12/15/2026 (a)	2,900	2,892
Consumer Loan Underlying Bond Credit Trust
Series 2019-P2, Class C, 4.41%, 10/15/2026 (a)	582	579
Series 2020-P1, Class C, 4.61%, 3/15/2028 (a)	1,816	1,776
CoreVest American Finance Trust
Series 2019-1, Class E, 5.61%, 3/15/2052 (a) (k)	1,493	1,371
Series 2019-2, Class E, 5.25%, 6/15/2052 (a) (k)	5,576	4,879
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	205

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2019-3, Class XB, IO, 1.40%, 10/15/2052 (a) (k)	53,875	3,711
Series 2019-3, Class XA, IO, 2.04%, 10/15/2052 (a) (k)	26,393	788
Series 2019-3, Class D, 3.76%, 10/15/2052 (a)	8,689	7,311
Series 2019-3, Class E, 4.75%, 10/15/2052 (a) (k)	5,810	4,958
CPS Auto Receivables Trust
Series 2021-A, Class E, 2.53%, 3/15/2028 (a)	3,100	2,867
Series 2021-B, Class E, 3.41%, 6/15/2028 (a)	6,750	6,003
Series 2022-C, Class D, 6.45%, 4/15/2030 (a)	4,680	4,610
Credit Acceptance Auto Loan Trust
Series 2022-1A, Class C, 5.70%, 10/15/2032 (a)	808	781
Series 2022-3A, Class A, 6.57%, 10/15/2032 (a)	7,917	8,050
Series 2022-3A, Class D, 9.00%, 4/18/2033 (a)	22,000	21,638
CWABS, Inc. Asset-Backed Certificates Trust Series 2004-4, Class M1, 5.34%, 7/25/2034 (k)	512	502
DataBank Issuer Series 2021-1A, Class C, 4.43%, 2/27/2051 (a)	3,800	3,261
Diamond Resorts Owner Trust Series 2019-1A, Class D, 5.25%, 2/20/2032 (a)	879	831
Diversified Abs Phase III LLC Series 2022-1, 4.88%, 4/28/2039 ‡ (a)	28,261	25,435
Driven Brands Funding LLC
Series 2019-1A, Class A2, 4.64%, 4/20/2049 (a)	1,920	1,789
Series 2020-1A, Class A2, 3.79%, 7/20/2050 (a)	487	430
DRIVEN BRANDS FUNDING LLC Series 2019-2A, Class A2, 3.98%, 10/20/2049 (a)	3,841	3,452
Dryden 68 CLO Ltd. (Cayman Islands) Series 2019-68A, Class AR, 5.96%, 7/15/2035 (a) (k)	6,210	6,119
DT Auto Owner Trust
Series 2019-1A, Class D, 3.87%, 11/15/2024 (a)	86	86
Series 2020-2A, Class D, 4.73%, 3/16/2026 (a)	9,470	9,338
Series 2021-1A, Class D, 1.16%, 11/16/2026 (a)	2,633	2,427
Series 2020-1A, Class E, 3.48%, 2/16/2027 (a)	10,750	10,343
Series 2021-3A, Class D, 1.31%, 5/17/2027 (a)	2,000	1,797
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2020-2A, Class E, 7.17%, 6/15/2027 (a)	6,880	6,763
Series 2020-3A, Class E, 3.62%, 10/15/2027 (a)	5,300	4,978
Series 2021-1A, Class E, 2.38%, 1/18/2028 (a)	2,000	1,833
Series 2021-2A, Class E, 2.97%, 7/17/2028 (a)	6,500	5,992
Series 2022-3A, Class C, 7.69%, 7/17/2028 (a)	9,815	10,141
Series 2021-3A, Class E, 2.65%, 9/15/2028 (a)	3,405	2,901
Series 2023-1A, Class B, 5.19%, 10/16/2028 (a)	1,067	1,054
Series 2023-1A, Class C, 5.55%, 10/16/2028 (a)	1,200	1,183
Series 2022-1A, Class E, 5.53%, 3/15/2029 (a)	3,100	2,801
E3 (Cayman Islands) Series 2019-1, Class C, 5.00%, 9/20/2055 ‡ (a)	313	298
Elara HGV Timeshare Issuer LLC
Series 2019-A, Class C, 3.45%, 1/25/2034 (a)	993	910
Series 2021-A, Class D, 3.32%, 8/27/2035 (a)	2,747	2,424
Exeter Automobile Receivables Trust
Series 2018-3A, Class D, 4.35%, 6/17/2024 (a)	41	41
Series 2019-4A, Class E, 3.56%, 10/15/2026 (a)	36,335	35,111
Series 2020-1A, Class E, 3.74%, 1/15/2027 (a)	35,090	33,733
Series 2023-1A, Class B, 5.72%, 4/15/2027	2,963	2,958
Series 2020-2A, Class E, 7.19%, 9/15/2027 (a)	10,510	10,505
Series 2021-4A, Class E, 4.02%, 1/17/2028 (a)	17,700	14,785
Series 2021-1A, Class E, 2.21%, 2/15/2028 (a)	33,320	30,692
Series 2023-1A, Class C, 5.82%, 2/15/2028	3,100	3,088
Series 2021-2A, Class E, 2.90%, 7/17/2028 (a)	28,717	25,230
Series 2022-2A, Class D, 4.56%, 7/17/2028	2,000	1,885
Series 2022-3A, Class D, 6.76%, 9/15/2028	13,600	13,507
Series 2022-4A, Class D, 5.98%, 12/15/2028	1,113	1,088
Series 2022-6A, Class D, 8.03%, 4/6/2029	4,232	4,370
Series 2023-1A, Class D, 6.69%, 6/15/2029	2,000	1,991
Series 2022-2A, Class E, 6.34%, 10/15/2029 (a)	23,000	19,412
SEE NOTES TO FINANCIAL STATEMENTS.

206	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2022-4A, Class E, 8.23%, 3/15/2030 (a)	1,138	1,026
Series 2023-1A, Class E, 12.07%, 9/16/2030 (a)	4,350	4,330
FirstKey Homes Trust
Series 2020-SFR1, Class F1, 3.64%, 8/17/2037 (a)	1,902	1,741
Series 2020-SFR1, Class F2, 4.28%, 8/17/2037 (a)	9,000	8,332
Series 2020-SFR2, Class F1, 3.02%, 10/19/2037 (a)	15,000	13,447
Series 2020-SFR2, Class F2, 3.12%, 10/19/2037 (a)	13,000	11,613
Series 2021-SFR1, Class F1, 3.24%, 8/17/2038 (a)	7,333	6,284
Flagship Credit Auto Trust
Series 2019-1, Class D, 4.08%, 2/18/2025 (a)	779	773
Series 2020-1, Class D, 2.48%, 3/16/2026 (a)	4,000	3,776
Series 2019-2, Class E, 4.52%, 12/15/2026 (a)	4,500	4,225
Series 2021-3, Class E, 3.32%, 12/15/2028 (a)	6,401	5,554
Series 2022-3, Class E, 7.95%, 10/15/2029 (a)	4,000	3,532
FMC GMSR Issuer Trust
Series 2021-SAT1, 3.65%, 2/25/2024 ‡ (a) (k)	29,500	28,226
Series 2020-GT1, Class A, 4.45%, 1/25/2026 (a) (k)	7,000	6,259
Series 2021-GT1, Class A, 3.62%, 7/25/2026 (a) (k)	25,000	21,053
Series 2021-GT2, Class B, 4.44%, 10/25/2026 (a) (k)	19,140	14,319
Series 2022-GT1, Class B, 7.17%, 4/25/2027 (a)	10,000	8,790
Foundation Finance Trust
Series 2019-1A, Class B, 4.22%, 11/15/2034 (a)	855	816
Series 2019-1A, Class C, 5.66%, 11/15/2034 ‡ (a)	3,055	2,924
FREED ABS Trust
Series 2020-FP1, Class C, 4.37%, 3/18/2027 (a)	3,108	3,108
Series 2021-1CP, Class B, 1.41%, 3/20/2028 (a)	424	422
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-1CP, Class C, 2.83%, 3/20/2028 (a)	1,400	1,375
Series 2021-2, Class C, 1.94%, 6/19/2028 (a)	2,677	2,617
Series 2021-3FP, Class D, 2.37%, 11/20/2028 (a)	9,524	8,821
Series 2022-3FP, Class C, 7.05%, 8/20/2029 (a)	8,450	8,442
Series 2022-4FP, Class B, 7.58%, 12/18/2029 (a)	10,000	10,008
Freedom Frn Series 2021-SAVF1, 4.90%, 3/25/2023 ‡ (k)	10,500	10,343
FTF, 8.00%, 8/15/2024 ‡	6,188	5,260
GLS Auto Receivables Issuer Trust
Series 2019-2A, Class D, 4.52%, 2/17/2026 (a)	7,950	7,850
Series 2019-3A, Class D, 3.84%, 5/15/2026 (a)	700	683
Series 2019-4A, Class D, 4.09%, 8/17/2026 (a)	8,950	8,685
Series 2020-4A, Class D, 1.64%, 10/15/2026 (a)	3,000	2,865
Series 2020-1A, Class D, 3.68%, 11/16/2026 (a)	15,750	15,198
Series 2020-3A, Class E, 4.31%, 7/15/2027 (a)	3,830	3,672
Series 2021-4A, Class D, 2.48%, 10/15/2027 (a)	245	219
Series 2020-4A, Class E, 3.51%, 10/15/2027 (a)	11,700	10,993
Series 2022-1A, Class D, 3.97%, 1/18/2028 (a)	1,175	1,094
Series 2022-2A, Class D, 6.15%, 4/17/2028 (a)	1,800	1,755
Series 2021-2A, Class E, 2.87%, 5/15/2028 (a)	7,130	6,101
Series 2022-2A, Class E, 5.50%, 6/15/2029 (a)	8,750	7,247
Series 2022-3A, Class E, 8.35%, 10/15/2029 (a)	1,250	1,155
Goldman Home Improvement Trust Issuer Trust Series 2022-GRN1, Class A, 4.50%, 6/25/2052 (a)	1,560	1,522
HERO Funding II (Cayman Islands) Series 2016-4B, Class B, 4.99%, 9/20/2047 ‡ (a)	115	111
Hertz Vehicle Financing III LLC
Series 2023-1A, Class A, 5.49%, 6/25/2027 (a)	7,100	7,084
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	207

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2023-1A, Class C, 6.91%, 6/25/2027 (a)	3,990	3,985
Series 2023-1A, Class D, 9.13%, 6/25/2027 (a)	15,000	14,996
Hertz Vehicle Financing III LP Series 2021-2A, Class D, 4.34%, 12/27/2027 (a)	17,000	14,469
Hertz Vehicle Financing LLC
Series 2021-1A, Class A, 1.21%, 12/26/2025 (a)	1,970	1,828
Series 2021-1A, Class C, 2.05%, 12/26/2025 (a)	5,000	4,605
Series 2021-1A, Class D, 3.98%, 12/26/2025 (a)	10,000	9,197
Series 2022-4A, Class D, 6.56%, 9/25/2026 (a)	7,600	7,138
HIN Timeshare Trust
Series 2020-A, Class B, 2.23%, 10/9/2039 (a)	1,625	1,478
Series 2020-A, Class D, 5.50%, 10/9/2039 (a)	1,414	1,304
HINNT LLC
Series 2022-A, Class D, 6.50%, 5/15/2041 (a)	6,821	6,424
Series 2022-A, Class E, 8.00%, 5/15/2041 (a)	1,284	1,183
Home Partners of America Trust Series 2021-3, Class F, 4.24%, 1/17/2041 (a)	14,581	11,727
LendingClub Loan Certificate Issuer Trust
Series 2021-NP1, Class CERT, 0.00%, 12/15/2036 ‡ (a)	900	11,963
Series 2022-NP1, Class CERT, 0.00%, 3/16/2037 ‡ (a)	855	13,867
Series 2022-P1, Class CERT, 0.00%, 3/16/2037 ‡ (a)	860	12,776
Series 2022-NP2, Class CERT, 0.00%, 4/15/2037 ‡ (a)	800	13,040
Series 2022-P2, Class CERT, 0.00%, 4/15/2037 ‡ (a)	750	12,072
Series 2022-NP3, Class CERT, HB, 0.00%, 5/15/2037 ‡ (a)	500	11,081
Series 2022-P3, Class CERT, 0.00%, 5/15/2037 ‡ (a)	500	9,120
Series 2022-NP5, Class CERT, 0.00%, 6/15/2037 ‡ (a)	400	10,969
Series 2022-P4, Class CERT, 0.00%, 6/15/2037 ‡ (a)	400	8,525
Series 2022-NP6, Class CERT, HB, 0.00%, 7/15/2037 ‡ (a)	700	20,612
Series 2022-P5, Class CERT, 0.00%, 7/15/2037 ‡ (a)	800	23,989
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Lendingpoint Asset Securitization Trust
Series 2021-A, Class C, 2.75%, 12/15/2028 (a)	8,511	8,167
Series 2021-A, Class D, 5.73%, 12/15/2028 (a)	11,540	10,757
Series 2021-B, Class B, 1.68%, 2/15/2029 (a)	12,450	11,984
Series 2021-B, Class C, 3.21%, 2/15/2029 (a)	27,348	25,370
Series 2021-B, Class D, 6.12%, 2/15/2029 (a)	2,000	1,831
Series 2022-A, Class D, 4.54%, 6/15/2029 (a)	32,000	27,464
Series 2022-B, Class A, 4.77%, 10/15/2029 (a)	438	432
Series 2022-C, Class C, 8.68%, 2/15/2030 (a)	1,577	1,569
LendingPoint Asset Securitization Trust
Series 2021-1, Class C, 4.94%, 4/15/2027 ‡ (a)	9,183	9,111
Series 2020-REV1, Class D, 10.00%, 10/15/2028 ‡ (a)	6,500	6,218
Lendmark Funding Trust
Series 2019-2A, Class C, 3.72%, 4/20/2028 (a)	3,040	2,804
Series 2019-2A, Class D, 5.24%, 4/20/2028 (a)	16,710	14,608
Series 2021-1A, Class A, 1.90%, 11/20/2031 (a)	3,729	3,188
Series 2021-1A, Class B, 2.47%, 11/20/2031 (a)	2,919	2,434
Series 2021-1A, Class C, 3.41%, 11/20/2031 (a)	1,312	1,086
Series 2021-1A, Class D, 5.05%, 11/20/2031 (a)	14,380	11,266
Series 2021-2A, Class B, 2.37%, 4/20/2032 (a)	1,000	822
Series 2021-2A, Class C, 3.09%, 4/20/2032 (a)	1,100	885
Series 2021-2A, Class D, 4.46%, 4/20/2032 (a)	15,000	11,314
LFT CRE Ltd.
Series 2021-FL1, Class D, 7.04%, 6/15/2039 (a) (k)	22,600	21,182
Series 2021-FL1, Class E, 7.54%, 6/15/2039 (a) (k)	10,000	9,276
LL ABS Trust
Series 2020-1A, Class C, 6.54%, 1/17/2028 (a)	4,855	4,799
Series 2021-1A, Class A, 1.07%, 5/15/2029 (a)	3,112	3,013
Series 2021-1A, Class B, 2.17%, 5/15/2029 (a)	2,269	2,084
SEE NOTES TO FINANCIAL STATEMENTS.

208	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2021-1A, Class C, 3.54%, 5/15/2029 (a)	5,120	4,565
LP LMS Asset Securitization Trust
8.35%, 10/15/2028 ‡	10,463	9,731
Series 2021-2A, Class C, 3.85%, 1/15/2029 (a)	8,895	8,156
Magnetite Ltd. (Cayman Islands)
Series 2016-18A, Class AR2, 5.74%, 11/15/2028 (a) (k)	5,384	5,334
Series 2020-27A, Class ER, 10.81%, 10/20/2034 (a) (k)	7,000	6,425
Mariner Finance Issuance Trust
Series 2019-AA, Class D, 5.44%, 7/20/2032 (a)	5,120	4,691
Series 2021-BA, Class E, 4.68%, 11/20/2036 (a)	5,030	3,813
Marlette Funding Trust
Series 2022-2A, Class D, 7.50%, 8/15/2032 (a)	3,823	3,776
Series 2022-3A, Class B, 5.95%, 11/15/2032 (a)	2,250	2,228
Series 2022-3A, Class C, 6.89%, 11/15/2032 (a)	1,096	1,087
Series 2022-3A, Class D, 7.80%, 11/15/2032 (a)	2,550	2,573
Series 2023-1A, Class A, 6.07%, 4/15/2033 (a)	8,500	8,502
Series 2023-1A, Class B, 6.50%, 4/15/2033 (a)	4,300	4,294
Series 2023-1A, Class C, 7.20%, 4/15/2033 (a)	1,150	1,150
ME Funding LLC Series 2019-1, Class A2, 6.45%, 7/30/2049 (a)	27,206	26,360
New Economy Assets Phase 1 Sponsor LLC Series 2021-1, Class B1, 2.41%, 10/20/2061 (a)	2,550	2,144
New Residential Mortgage LLC Series 2020-FNT1, Class A, 5.44%, 6/25/2025 (a)	13,050	12,284
NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (a)	5,917	5,456
Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (a)	5,059	4,495
Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (a)	13,549	12,013
Series 2021-FHT1, Class A, 3.10%, 7/25/2026 (a)	28,164	24,892
Series 2021-GNT1, Class A, 3.47%, 11/25/2026 (a)	15,264	13,575
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

NRZ FHT Excess LLC Series 2020-FHT1, Class A, 4.21%, 11/25/2025 (a)	4,723	4,376
Octane Receivables Trust Series 2019-1A, Class B, 3.77%, 7/22/2024 (a)	1,137	1,136
OnDeck Asset Securitization Trust III LLC
Series 2021-1A, Class A, 1.59%, 5/17/2027 (a)	2,681	2,494
Series 2021-1A, Class C, 2.97%, 5/17/2027 (a)	2,496	2,206
Series 2021-1A, Class D, 4.94%, 5/17/2027 (a)	2,024	1,762
OneMain Direct Auto Receivables Trust
Series 2022-1A, Class A1, 4.65%, 3/14/2029 (a)	6,233	6,048
Series 2019-1A, Class D, 4.68%, 4/14/2031 (a)	4,500	4,091
OneMain Financial Issuance Trust
Series 2018-2A, Class D, 4.29%, 3/14/2033 (a)	1,500	1,414
Series 2020-2A, Class A, 1.75%, 9/14/2035 (a)	6,822	6,041
Series 2020-2A, Class B, 2.21%, 9/14/2035 (a)	4,000	3,459
Oportun Issuance Trust
Series 2022-2, Class D, 11.34%, 10/9/2029	500	492
Series 2022-3, Class A, 7.45%, 1/8/2030 (a)	12,331	12,416
Series 2022-3, Class B, 8.53%, 1/8/2030 (a)	8,400	8,360
Series 2021-B, Class C, 3.65%, 5/8/2031 (a)	1,077	961
Series 2021-B, Class D, 5.41%, 5/8/2031 (a)	1,760	1,491
Series 2021-C, Class A, 2.18%, 10/8/2031 (a)	8,663	7,693
Orange Lake Timeshare Trust
Series 2018-A, Class C, 3.74%, 11/8/2030 (a)	952	922
Series 2019-A, Class D, 4.93%, 4/9/2038 (a)	1,316	1,216
P2 Series 2021 A1, 3.00%, 12/20/2031 ‡ (a)	25,000	24,438
Pagaya AI Debt Selection Trust
Series 2020-3, Class C, 6.43%, 5/17/2027 (a)	3,396	3,353
Series 2021-1, Class B, 2.13%, 11/15/2027 (a)	4,998	4,761
Series 2021-3, Class B, 1.74%, 5/15/2029 (a)	11,339	10,539
Series 2021-3, Class C, 3.27%, 5/15/2029 (a)	37,967	32,667
Series 2021-5, Class C, 3.93%, 8/15/2029 (a)	1,500	1,261
Palmer Square CLO Ltd. (Cayman Islands) Series 2015-1A, Class A1A4, 6.05%, 5/21/2034 (a) (k)	10,000	9,848
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	209

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Palmer Square Loan Funding Ltd. (Cayman Islands)
Series 2021-4A, Class C, 7.39%, 10/15/2029 (a) (k)	8,877	8,412
Series 2021-4A, Class D, 9.79%, 10/15/2029 (a) (k)	12,000	10,875
Planet Fitness Master Issuer LLC
Series 2018-1A, Class A2II, 4.67%, 9/5/2048 (a)	1,374	1,295
Series 2022-1A, Class A2I, 3.25%, 12/5/2051 (a)	6,423	5,682
PNMAC FMSR ISSUER TRUST Series 2018-FT1, Class A, 6.97%, 4/25/2023 (a) (k)	4,626	4,557
PNMAC GMSR ISSUER TRUST Series 2022-GT1, Class A, 8.73%, 5/25/2027 (a) (k)	2,000	1,990
Popular ABS Mortgage Pass-Through Trust Series 2005-3, Class M1, 3.63%, 7/25/2035 (i)	128	122
PRET LLC
Series 2021-NPL3, Class A2, 3.72%, 7/25/2051 (a) (i)	3,333	2,701
Series 2021-NPL6, Class A2, 5.07%, 7/25/2051 (a) (i)	5,000	4,415
Pretium Mortgage Credit Partners I LLC Series 2021-NPL1, Class A2, 4.21%, 9/27/2060 (a) (i)	14,000	12,130
Progress Residential Series 2021-SFR1, Class G, 3.86%, 4/17/2038 (a)	7,000	6,147
Progress Residential Trust
Series 2020-SFR3, Class F, 2.80%, 10/17/2027 (a)	5,000	4,507
Series 2020-SFR3, Class G, 4.11%, 10/17/2027 (a)	3,000	2,727
Series 2019-SFR3, Class E, 3.37%, 9/17/2036 (a)	6,100	5,828
Series 2021-SFR11, Class F, 4.42%, 1/17/2039 (a)	8,000	6,576
Series 2022-SFR1, Class F, 4.88%, 2/17/2041 (a)	10,211	8,726
Prosper Marketplace Issuance Trust Series 2019-2A, Class C, 5.05%, 9/15/2025 (a)	596	594
RAMP Trust Series 2002-RS2, Class AI5, 4.97%, 3/25/2032 (k)	49	44
ReadyCap Lending Small Business Loan Trust Series 2019-2, Class A, 7.25%, 12/27/2044 (a) (k)	6,143	5,862
Regional Management Issuance Trust
Series 2020-1, Class A, 2.34%, 10/15/2030 (a)	6,000	5,689
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2020-1, Class D, 6.77%, 10/15/2030 (a)	2,410	2,153
Series 2021-1, Class A, 1.68%, 3/17/2031 (a)	5,728	5,290
Series 2021-1, Class B, 2.42%, 3/17/2031 (a)	895	780
Series 2021-1, Class C, 3.04%, 3/17/2031 (a)	2,500	2,131
Series 2021-1, Class D, 5.07%, 3/17/2031 (a)	2,600	2,209
Renaissance Home Equity Loan Trust
Series 2003-4, Class M2F, 6.24%, 3/25/2034 (i)	106	95
Series 2005-2, Class M1, 5.05%, 8/25/2035 (i)	423	391
Renew (Cayman Islands) Series 2017-1A, Class B, 5.75%, 9/20/2052 ‡ (a)	107	101
Repo Buyer Series 2019-PC, 6.85%, 8/15/2024 ‡ (k)	2,866	2,751
Repo Buyer RRI Trust, Zero Coupon, 4/14/2055 ‡	5,887	5,195
Republic Finance Issuance Trust
Series 2020-A, Class A, 2.47%, 11/20/2030 (a)	2,857	2,715
Series 2021-A, Class D, 5.23%, 12/22/2031 (a)	930	756
Rillion Capital III Frn, 7.50%, 11/15/2024 ‡	8,145	8,145
River Rock SFR Frn, 9.25%, 10/15/2024 ‡ (a)	2,188	2,155
Santander Drive Auto Receivables Trust
Series 2022-2, Class B, 3.44%, 9/15/2027	2,940	2,846
Series 2022-2, Class C, 3.76%, 7/16/2029	3,100	2,960
Series 2022-7, Class C, 6.69%, 3/17/2031	493	507
Santander Revolving Auto Loan Trust
Series 2019-A, Class C, 3.00%, 1/26/2032 (a)	880	820
Series 2019-A, Class D, 3.45%, 1/26/2032 (a)	8,085	7,488
SART
5.64%, 2/15/2024 ‡	1,001	993
5.01%, 4/15/2026 ‡	1,526	1,507
4.60%, 7/15/2026 ‡	1,888	1,817
SART CRR Series 4, Class B, 4.70%, 10/15/2024 ‡	2,004	1,916
SCF Equipment Leasing LLC
Series 2022-1A, Class E, 5.26%, 7/20/2032 (a)	2,354	2,037
Series 2022-1A, Class F, 6.00%, 7/20/2032 (a)	5,360	4,561
Series 2021-1A, Class E, 3.56%, 8/20/2032 (a)	3,300	3,015
Series 2021-1A, Class F, 5.52%, 8/20/2032 (a)	20,757	19,001
SEE NOTES TO FINANCIAL STATEMENTS.

210	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Service Experts Issuer LLC Series 2021-1A, Class A, 2.67%, 2/2/2032 (a)	644	585
Sierra Timeshare Receivables Funding LLC
Series 2019-1A, Class D, 4.75%, 1/20/2036 (a)	229	219
Series 2019-2A, Class D, 4.54%, 5/20/2036 (a)	642	606
Series 2019-3A, Class D, 4.18%, 8/20/2036 (a)	1,418	1,340
Series 2020-2A, Class D, 6.59%, 7/20/2037 (a)	3,550	3,396
Series 2021-2A, Class D, 3.23%, 9/20/2038 (a)	1,862	1,688
Series 2022-3A, Class D, 10.52%, 7/20/2039 (a)	8,082	8,129
Series 2022-2A, Class D, 9.22%, 6/20/2040 (a)	4,442	4,322
Small Business Lending Trust Series 2020-A, Class C, 5.01%, 12/15/2026 (a)	1,987	1,934
SoFi Consumer Loan Program Trust Series 2023-1S, Class A, 5.81%, 5/15/2031 (a)	1,650	1,650
Sonic Capital LLC Series 2021-1A, Class A2II, 2.64%, 8/20/2051 (a)	5,340	4,100
Sonoran Auto Receivables Trust Series 2018-1, 4.75%, 6/15/2025 ‡	247	244
Stanwich Mortgage Loan Co. LLC Series 2021-NPB1, Class A2, 4.38%, 10/16/2026 (a) (i)	7,500	6,240
Stratus CLO Ltd. (Cayman Islands) Series 2021-3A, Class E, 10.56%, 12/29/2029 (a) (k)	1,940	1,799
Tesla Auto Lease Trust Series 2021-A, Class E, 2.64%, 3/20/2025 (a)	11,000	10,604
Theorem Funding Trust Series 2022-3A, Class A, 7.60%, 4/15/2029 (a)	4,963	5,003
Tricolor Auto Securitization Trust
Series 2021-1A, Class E, 3.23%, 9/15/2026 (a)	500	478
Series 2020-1A, Class B, 8.25%, 11/15/2026 (a)	4,384	4,369
Series 2021-1A, Class F, 5.08%, 5/15/2028 (a)	500	469
Tricon JV2 Series 2021-1 PC, 3.00%, 12/15/2023 ‡ (a)	886	868
United Airlines Pass-Through Trust
Series 2016-2, Class B, 3.65%, 10/7/2025	4,248	3,933
Series 2016-1, Class B, 3.65%, 1/7/2026	3,270	3,022
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Upstart Pass-Through Trust
Series 2021-ST4, Class CERT, 0.00%, 7/20/2027 ‡ (a)	1,875	692
Series 2021-ST6, Class CERT, 0.00%, 8/20/2027 ‡ (a)	2,900	1,051
Series 2021-ST6, Class A, 1.85%, 8/20/2027 (a)	2,582	2,466
Series 2021-PT1, Class A, 19.83%, 9/20/2027 ‡ (a) (k)	4,313	4,074
Series 2021-ST7, Class CERT, 0.00%, 9/20/2029 ‡ (a)	3,500	1,650
Series 2021-ST7, Class A, 1.85%, 9/20/2029 (a)	2,351	2,280
Series 2021-ST8, Class CERT, 0.00%, 10/20/2029 ‡ (a)	2,670	948
Series 2021-ST8, Class A, 1.75%, 10/20/2029 (a)	1,673	1,563
Series 2021-ST9, Class CERT, 0.00%, 11/20/2029 ‡ (a)	2,830	1,156
Series 2021-PT2, Class A, 21.07%, 11/20/2029 ‡ (a) (k)	6,440	6,097
Series 2021-PT3, Class A, HB, 21.56%, 12/20/2029 ‡ (a) (k)	6,801	6,468
Series 2021-ST10, Class A, 2.25%, 1/20/2030 (a)	7,215	6,918
Series 2021-PT4, Class A, HB, 20.47%, 1/20/2030 ‡ (a) (k)	2,545	2,419
Series 2022-PT2, Class A, 18.46%, 2/20/2030 ‡ (a) (k)	6,883	6,978
Series 2022-PT1, Class A, HB, 20.76%, 2/20/2030 ‡ (a) (k)	7,542	7,656
Series 2022-ST1, Class A, 2.60%, 3/20/2030 (a)	3,418	3,224
Series 2022-PT3, Class A, 20.13%, 4/20/2030 ‡ (a) (k)	5,592	5,638
Series 2022-PT4, Class A, 19.33%, 5/20/2030 ‡ (a) (k)	4,901	4,979
Upstart Securitization Trust
Series 2020-1, Class C, 4.90%, 4/22/2030 (a)	5,029	4,951
Series 2020-3, Class C, 6.25%, 11/20/2030 (a)	1,000	977
Series 2021-1, Class C, 4.06%, 3/20/2031 (a)	2,500	2,327
Series 2021-2, Class C, 3.61%, 6/20/2031 (a)	16,291	14,466
Series 2021-3, Class C, 3.28%, 7/20/2031 (a)	6,518	5,664
Series 2021-4, Class C, 3.19%, 9/20/2031 (a)	6,604	5,409
Series 2021-5, Class C, 4.15%, 11/20/2031 (a)	17,436	14,668
Series 2022-1, Class C, 5.71%, 3/20/2032 (a)	6,474	5,070
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	211

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2022-2, Class B, 6.10%, 5/20/2032 (a)	12,700	12,344
US Auto Funding
Series 2021-1A, Class C, 2.20%, 5/15/2026 (a)	8,054	7,692
Series 2021-1A, Class D, 4.36%, 3/15/2027 (a)	10,392	9,563
US Auto Funding Trust Series 2022-1A, Class A, 3.98%, 4/15/2025 (a)	6,208	6,130
VCAT LLC Series 2021-NPL2, Class A2, 4.21%, 3/27/2051 (a) (i)	5,500	4,693
vMobo, Inc.
7.46%, 7/18/2027 ‡	10,000	9,650
9.46%, 7/18/2027 ‡	20,000	19,500
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (a) (i)	12,181	11,210
VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 (a) (i)	4,025	3,671
Voya CLO Ltd. (Cayman Islands) Series 2016-3A, Class CR, 8.04%, 10/18/2031 (a) (k)	535	446
Welk Resorts LLC
Series 2019-AA, Class C, 3.34%, 6/15/2038 (a)	1,604	1,540
Series 2019-AA, Class D, 4.03%, 6/15/2038 (a)	632	609
Westgate Resorts LLC Series 2020-1A, Class C, 6.21%, 3/20/2034 (a)	3,607	3,564
Westlake Automobile Receivables Trust
Series 2021-2A, Class D, 1.23%, 12/15/2026 (a)	1,380	1,279
Series 2021-2A, Class E, 2.38%, 3/15/2027 (a)	10,075	9,292
Series 2022-1A, Class D, 3.49%, 3/15/2027 (a)	812	758
Series 2021-3A, Class E, 3.42%, 4/15/2027 (a)	5,700	4,945
Series 2022-2A, Class C, 4.85%, 9/15/2027 (a)	2,520	2,460
Series 2022-2A, Class D, 5.48%, 9/15/2027 (a)	1,920	1,858
Series 2021-2A, Class F, 3.66%, 12/15/2027 (a)	2,975	2,622
Series 2023-1A, Class B, 5.41%, 1/18/2028 (a)	375	372
Series 2023-1A, Class C, 5.74%, 8/15/2028 (a)	404	403
Series 2023-1A, Class D, 6.79%, 11/15/2028 (a)	438	437
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

ZAXBY'S FUNDING LLC Series 2021-1A, Class A2, 3.24%, 7/30/2051 (a)	6,693	5,539
Total Asset-Backed Securities (Cost $2,624,045)		2,451,302
Mortgage-Backed Securities — 10.5%
FNMA UMBS, 30 Year Pool # MA4847, 6.00%, 11/1/2052	1,148	1,162
GNMA II, 30 Year
Pool # BF2605, 5.50%, 5/20/2048	337	348
Pool # BJ9839, 4.38%, 4/20/2049	128	125
Pool # MA8152, 5.00%, 7/20/2052	—	—
Pool # MA8492, 6.00%, 12/20/2052	199,811	203,029
Pool # MA8571, 6.00%, 1/20/2053	50,681	51,498
Pool # MA8573, 7.00%, 1/20/2053	45,950	47,364
GNMA II, Single Family, 30 Year
TBA, 5.50%, 3/15/2047 (b)	496,228	497,953
TBA, 6.00%, 3/15/2053 (b)	250,000	253,592
Total Mortgage-Backed Securities (Cost $1,057,668)		1,055,071
Collateralized Mortgage Obligations — 9.8%
Adjustable Rate Mortgage Trust Series 2006-2, Class 1A4, 3.33%, 5/25/2036 (k)	1,073	930
Alternative Loan Trust
Series 2004-18CB, Class 5A1, 6.25%, 9/25/2034	20	19
Series 2004-24CB, Class 1A1, 6.00%, 11/25/2034	14	14
Series 2005-23CB, Class A7, 5.25%, 7/25/2035	18	14
Series 2005-23CB, Class A16, 5.50%, 7/25/2035	49	40
Series 2005-64CB, Class 1A15, 5.50%, 12/25/2035	325	286
Series 2005-J14, Class A3, 5.50%, 12/25/2035	231	152
Series 2006-41CB, Class 2A13, 5.75%, 1/25/2037	479	260
Angel Oak Mortgage Trust
Series 2019-5, Class M1, 3.30%, 10/25/2049 (a) (k)	8,000	7,071
Series 2019-5, Class B1, 3.96%, 10/25/2049 (a) (k)	2,470	2,099
Series 2019-6, Class B3, 5.91%, 11/25/2059 (a) (k)	1,250	1,073
Series 2020-1, Class B1, 3.76%, 12/25/2059 (a) (k)	1,550	1,281
SEE NOTES TO FINANCIAL STATEMENTS.

212	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Angel Oak Mortgage Trust I LLC
Series 2018-3, Class B1, 5.04%, 9/25/2048 (a) (k)	1,000	903
Series 2019-4, Class B2, 5.66%, 7/26/2049 (a) (k)	4,700	4,345
Arroyo Mortgage Trust
Series 2019-3, Class M1, 4.20%, 10/25/2048 (a) (k)	1,000	871
Series 2019-2, Class A3, 3.80%, 4/25/2049 (a) (k)	446	417
Banc of America Funding Trust Series 2007-5, Class 4A1, 4.99%, 7/25/2037 (k)	694	456
Bear Stearns ALT-A Trust Series 2004-7, Class 2A1, 3.86%, 8/25/2034 (k)	81	77
Bear Stearns Asset-Backed Securities Trust Series 2003-AC4, Class M1, 5.66%, 9/25/2033 (i)	78	64
Bellemeade Re Ltd. (Bermuda)
Series 2019-1A, Class M2, 7.32%, 3/25/2029 (a) (k)	1,000	1,009
Series 2019-3A, Class B1, 7.12%, 7/25/2029 (a) (k)	1,000	997
Cascade MH Asset Trust Series 2022-MH1, Class A, 4.25%, 8/25/2054 ‡ (a) (i)	9,749	8,539
CHL Mortgage Pass-Through Trust Series 2006-OA5, Class 2A1, 5.02%, 4/25/2046 (k)	776	639
Citicorp Mortgage Securities REMIC Pass-Through Certificates Trust Series 2005-8, Class 1A5, 5.50%, 11/25/2035	34	32
Citigroup Mortgage Loan Trust, Inc.
Series 2004-NCM2, Class 3CB2, 6.50%, 8/25/2019	6	6
Series 2003-1, Class 3A5, 5.25%, 9/25/2033	45	41
Connecticut Avenue Securities Trust
Series 2018-R07, Class 1B1, 8.97%, 4/25/2031 (a) (k)	8,186	8,454
Series 2019-R01, Class 2B1, 8.97%, 7/25/2031 (a) (k)	4,606	4,756
Series 2019-R02, Class 1B1, 8.77%, 8/25/2031 (a) (k)	13,130	13,409
Series 2019-R04, Class 2B1, 9.87%, 6/25/2039 (a) (k)	4,195	4,311
Series 2019-R05, Class 1B1, 8.72%, 7/25/2039 (a) (k)	9,362	9,603
Series 2019-R06, Class 2B1, 8.37%, 9/25/2039 (a) (k)	31,974	31,894
Series 2019-R07, Class 1B1, 8.02%, 10/25/2039 (a) (k)	33,667	33,415
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2020-R02, Class 2B1, 7.62%, 1/25/2040 (a) (k)	2,834	2,694
Series 2020-R01, Class 1B1, 7.87%, 1/25/2040 (a) (k)	2,000	1,951
Series 2020-SBT1, Class 1B1, 11.37%, 2/25/2040 (a) (k)	2,300	2,169
Series 2021-R01, Class 1B1, 7.58%, 10/25/2041 (a) (k)	2,600	2,477
Series 2021-R03, Class 1B1, 7.23%, 12/25/2041 (a) (k)	6,000	5,597
Series 2022-R01, Class 1B1, 7.63%, 12/25/2041 (a) (k)	8,378	7,984
Series 2021-R03, Class 1B2, 9.98%, 12/25/2041 (a) (k)	3,000	2,679
Series 2022-R01, Class 1B2, 10.48%, 12/25/2041 (a) (k)	3,813	3,387
Series 2023-R02, Class 1M2, 7.84%, 1/25/2043 (a) (k)	11,850	11,912
Series 2023-R02, Class 1B1, 10.04%, 1/25/2043 (a) (k)	7,600	7,701
CSFB Mortgage-Backed Pass-Through Certificates Series 2005-4, Class 2A5, 5.17%, 6/25/2035 (k)	183	128
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust Series 2004-1, Class 3A5, 6.16%, 12/25/2033 (i)	92	86
Eagle RE Ltd. (Bermuda) Series 2019-1, Class M2, 7.92%, 4/25/2029 (a) (k)	6,240	6,309
FARM Mortgage Trust Series 2021-1, Class B, 3.24%, 7/25/2051 ‡ (a) (k)	1,576	964
FHLMC STACR REMIC Trust
Series 2021-DNA5, Class B2, 9.98%, 1/25/2034 (a) (k)	3,400	2,855
Series 2022-DNA3, Class M1B, 7.38%, 4/25/2042 (a) (k)	10,000	10,013
Series 2020-HQA3, Class B1, 10.37%, 7/25/2050 (a) (k)	9,668	10,379
Series 2020-DNA4, Class B1, 10.62%, 8/25/2050 (a) (k)	10,432	11,320
Series 2021-DNA1, Class B2, 9.23%, 1/25/2051 (a) (k)	6,400	5,383
FHLMC STACR Trust
Series 2018-DNA2, Class B1, 8.32%, 12/25/2030 (a) (k)	1,000	1,037
Series 2018-HQA2, Class B1, 8.87%, 10/25/2048 (a) (k)	3,935	4,182
Series 2019-DNA1, Class B2, 15.37%, 1/25/2049 (a) (k)	8,135	9,429
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	213

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2019-DNA2, Class B1, 8.97%, 3/25/2049 (a) (k)	5,940	6,176
Series 2019-HQA2, Class B2, 15.87%, 4/25/2049 (a) (k)	5,000	5,682
Series 2019-DNA4, Class B2, 10.87%, 10/25/2049 (a) (k)	5,000	4,975
FHLMC Structured Agency Credit Risk Debt Notes
Series 2017-DNA2, Class B1, 9.77%, 10/25/2029 (k)	11,000	11,891
Series 2017-HQA2, Class B1, 9.37%, 12/25/2029 (k)	2,500	2,652
Series 2017-DNA3, Class B1, 9.07%, 3/25/2030 (k)	7,100	7,530
Series 2017-HQA3, Class B1, 9.07%, 4/25/2030 (k)	1,000	1,067
Series 2018-DNA1, Class B1, 7.77%, 7/25/2030 (k)	1,680	1,713
Series 2018-HQA1, Class B1, 8.97%, 9/25/2030 (k)	39,415	41,821
Series 2021-DNA2, Class M2, 6.78%, 8/25/2033 (a) (k)	3,400	3,408
Series 2021-DNA2, Class B2, 10.48%, 8/25/2033 (a) (k)	9,500	8,389
FHLMC, REMIC
Series 4102, Class BI, IO, 3.50%, 8/15/2027	1,466	85
Series 4149, IO, 3.00%, 1/15/2033	305	26
Series 4160, IO, 3.00%, 1/15/2033	836	70
Series 4212, Class MI, IO, 3.00%, 6/15/2033	1,165	130
Series 2916, Class S, IF, IO, 2.66%, 1/15/2035 (k)	1,601	109
Series 3145, Class GI, IF, IO, 2.01%, 4/15/2036 (k)	1,581	105
Series 4116, Class LS, IF, IO, 1.61%, 10/15/2042 (k)	227	22
Series 4495, Class PI, IO, 4.00%, 9/15/2043	229	20
Series 4321, Class PI, IO, 4.50%, 1/15/2044	281	42
Series 4670, Class TI, IO, 4.50%, 1/15/2044	351	34
Series 4550, Class DI, IO, 4.00%, 3/15/2044	169	16
Series 4612, Class QI, IO, 3.50%, 5/15/2044	298	43
Series 4612, Class PI, IO, 3.50%, 6/15/2044	28	4
Series 4657, Class QI, IO, 4.00%, 9/15/2044	279	25
Series 4585, Class JI, IO, 4.00%, 5/15/2045	294	43
Series 4628, Class PI, IO, 4.00%, 7/15/2045	195	26
Series 4599, Class SA, IF, IO, 1.41%, 7/15/2046 (k)	198	19
Series 4681, Class SD, IF, IO, 1.56%, 5/15/2047 (k)	416	46
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 4694, Class SA, IF, IO, 1.51%, 6/15/2047 (k)	693	79
Series 4689, Class SD, IF, IO, 1.56%, 6/15/2047 (k)	611	72
Series 4707, Class SA, IF, IO, 1.56%, 8/15/2047 (k)	627	68
Series 4714, Class SA, IF, IO, 1.56%, 8/15/2047 (k)	487	52
Series 4746, Class SC, IF, IO, 1.56%, 1/15/2048 (k)	7,561	844
Series 4910, Class PI, IO, 5.00%, 7/25/2049	1,986	443
Series 4919, Class SH, IF, IO, 1.38%, 9/25/2049 (k)	10,693	830
Series 5011, Class MI, IO, 3.00%, 9/25/2050	37,995	6,038
Series 5023, Class HI, IO, 3.00%, 10/25/2050	10,716	1,713
Series 5052, Class EI, IO, 3.00%, 12/25/2050	30,758	4,957
Series 5072, Class BI, IO, 3.00%, 2/25/2051	37,857	6,007
Series 5143, Class PI, IO, 2.50%, 5/25/2051	3,134	391
Series 5143, Class Z, 2.50%, 5/25/2051	1,508	900
Series 5148, Class PI, IO, 2.50%, 10/25/2051	9,083	1,029
Series 5148, Class PZ, 2.50%, 10/25/2051	6,091	3,852
Series 5151, Class KZ, 2.50%, 10/25/2051	4,271	2,735
Series 5154, Class QI, IO, 2.50%, 10/25/2051	12,337	1,389
Series 5154, Class ZQ, 2.50%, 10/25/2051	10,206	6,656
Series 5149, Class ZB, 3.00%, 10/25/2051	1,142	801
Series 4839, Class WS, IF, IO, 1.51%, 8/15/2056 (k)	26,120	3,382
FHLMC, STRIPS
Series 304, Class C32, IO, 3.00%, 12/15/2027	138	7
Series 342, Class S7, IF, IO, 1.52%, 2/15/2045 (k)	7,734	739
FNMA, Connecticut Avenue Securities
Series 2017-C01, Class 1B1, 10.37%, 7/25/2029 (k)	29,205	32,283
Series 2017-C02, Class 2B1, 10.12%, 9/25/2029 (k)	28,544	31,574
Series 2017-C03, Class 1B1, 9.47%, 10/25/2029 (k)	4,577	4,940
Series 2017-C04, Class 2B1, 9.67%, 11/25/2029 (k)	2,500	2,705
Series 2017-C05, Class 1B1, 8.22%, 1/25/2030 (k)	8,860	9,221
Series 2017-C06, Class 1B1, 8.77%, 2/25/2030 (k)	7,255	7,632
Series 2017-C06, Class 2B1, 9.07%, 2/25/2030 (k)	8,015	8,554
SEE NOTES TO FINANCIAL STATEMENTS.

214	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2017-C07, Class 1B1, 8.62%, 5/25/2030 (k)	5,700	6,047
Series 2018-C01, Class 1B1, 8.17%, 7/25/2030 (k)	4,870	5,076
Series 2018-C03, Class 1B1, 8.37%, 10/25/2030 (k)	8,654	9,097
Series 2018-C04, Class 2B1, 9.12%, 12/25/2030 (k)	4,250	4,546
Series 2018-C05, Class 1B1, 8.87%, 1/25/2031 (k)	3,000	3,190
Series 2018-C06, Class 1B1, 8.37%, 3/25/2031 (k)	16,560	17,317
Series 2018-C06, Class 2B1, 8.72%, 3/25/2031 (k)	2,860	3,031
Series 2021-R02, Class 2B1, 7.78%, 11/25/2041 (a) (k)	4,983	4,747
Series 2021-R02, Class 2B2, 10.68%, 11/25/2041 (a) (k)	2,032	1,866
FNMA, REMIC
Series 2016-68, Class BI, IO, 3.00%, 10/25/2031	613	48
Series 2012-93, Class FS, IF, IO, 1.53%, 9/25/2032 (k)	2,178	133
Series 2013-55, Class AI, IO, 3.00%, 6/25/2033	1,760	180
Series 2003-76, Class SB, IF, IO, 2.43%, 8/25/2033 (k)	1,565	121
Series 2021-13, Class DI, IO, 3.50%, 1/25/2036	7,257	936
Series 2006-42, Class LI, IF, IO, 1.94%, 6/25/2036 (k)	1,310	116
Series 2011-79, Class SD, IF, IO, 1.28%, 8/25/2041 (k)	3,483	277
Series 2011-78, Class JS, IF, IO, 1.38%, 8/25/2041 (k)	1,871	116
Series 2012-133, Class HS, IF, IO, 1.53%, 12/25/2042 (k)	206	21
Series 2012-133, Class NS, IF, IO, 1.53%, 12/25/2042 (k)	904	82
Series 2012-148, Class US, IF, 0.00%, 1/25/2043 (k)	1,016	762
Series 2016-6, Class KI, IO, 4.00%, 2/25/2044	345	51
Series 2015-35, Class SA, IF, IO, 0.98%, 6/25/2045 (k)	8,359	578
Series 2016-43, Class MI, IO, 4.00%, 10/25/2045	326	57
Series 2016-56, Class ST, IF, IO, 1.38%, 8/25/2046 (k)	5,278	527
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2016-63, Class AS, IF, IO, 1.38%, 9/25/2046 (k)	104	10
Series 2016-75, Class SC, IF, IO, 1.48%, 10/25/2046 (k)	7,090	469
Series 2016-95, Class ES, IF, IO, 1.38%, 12/25/2046 (k)	1,643	172
Series 2016-90, Class IN, IO, 3.50%, 12/25/2046	333	58
Series 2017-13, Class AS, IF, IO, 1.43%, 2/25/2047 (k)	634	67
Series 2017-6, Class SB, IF, IO, 1.43%, 2/25/2047 (k)	109	10
Series 2017-16, Class SM, IF, IO, 1.43%, 3/25/2047 (k)	3,599	387
Series 2017-39, Class ST, IF, IO, 1.48%, 5/25/2047 (k)	1,310	147
Series 2017-70, Class SA, IF, IO, 1.53%, 9/25/2047 (k)	920	92
Series 2017-69, Class SH, IF, IO, 1.58%, 9/25/2047 (k)	742	84
Series 2017-90, Class SP, IF, IO, 1.53%, 11/25/2047 (k)	2,589	265
Series 2017-112, Class SC, IF, IO, 1.53%, 1/25/2048 (k)	3,258	332
Series 2018-16, Class SN, IF, IO, 1.63%, 3/25/2048 (k)	1,546	169
Series 2018-27, Class SE, IF, IO, 1.58%, 5/25/2048 (k)	2,918	316
Series 2019-32, Class PI, IO, 5.00%, 10/25/2048	950	202
Series 2019-47, Class QI, IO, 4.50%, 6/25/2049	1,752	347
Series 2019-37, Class CS, IF, IO, 1.43%, 7/25/2049 (k)	3,778	359
Series 2019-42, Class SK, IF, IO, 1.43%, 8/25/2049 (k)	6,780	668
Series 2020-89, Class GI, IO, 3.00%, 12/25/2050	57,503	10,018
Series 2020-100, Class IA, IO, 3.00%, 1/25/2051	93,971	15,269
Series 2021-8, Class GI, IO, 3.00%, 3/25/2051	12,561	1,999
Series 2017-57, Class SA, IF, IO, 1.48%, 8/25/2057 (k)	793	89
FNMA, STRIPS
Series 421, Class 7, IO, 3.50%, 5/25/2030	90	5
Series 421, Class C3, IO, 4.00%, 7/25/2030	251	19
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	215

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
GCAT Trust
Series 2020-NQM1, Class M1, 2.93%, 1/25/2060 (a) (k)	10,871	9,007
Series 2020-NQM1, Class B1, 3.64%, 1/25/2060 (a) (k)	3,000	2,308
GMACM Mortgage Loan Trust Series 2004-J2, Class A8, 5.75%, 6/25/2034	30	29
GNMA
Series 2013-182, Class MS, IF, IO, 1.54%, 12/20/2043 (k)	8,544	840
Series 2015-110, Class MS, IF, IO, 1.11%, 8/20/2045 (k)	5,007	369
Series 2016-49, Class SB, IF, IO, 1.45%, 4/20/2046 (k)	3,248	254
Series 2016-83, Class SA, IF, IO, 1.50%, 6/20/2046 (k)	2,324	238
Series 2016-108, Class SN, IF, IO, 1.48%, 8/20/2046 (k)	11,941	1,226
Series 2016-108, Class SM, IF, IO, 1.50%, 8/20/2046 (k)	2,856	288
Series 2016-111, Class SA, IF, IO, 1.50%, 8/20/2046 (k)	4,431	428
Series 2016-120, Class NS, IF, IO, 1.50%, 9/20/2046 (k)	3,101	349
Series 2016-120, Class SA, IF, IO, 1.50%, 9/20/2046 (k)	14,377	1,439
Series 2016-146, Class NS, IF, IO, 1.50%, 10/20/2046 (k)	3,932	409
Series 2016-147, Class AS, IF, IO, 1.50%, 10/20/2046 (k)	5,151	539
Series 2017-36, Class SL, IF, IO, 1.61%, 3/16/2047 (k)	6,507	785
Series 2019-132, Class KI, IO, 3.50%, 3/20/2047	354	16
Series 2017-68, Class DS, IF, IO, 1.55%, 5/20/2047 (k)	10,244	939
Series 2017-68, Class SA, IF, IO, 1.55%, 5/20/2047 (k)	2,550	261
Series 2017-80, Class AS, IF, IO, 1.60%, 5/20/2047 (k)	2,558	276
Series 2017-85, Class SA, IF, IO, 1.55%, 6/20/2047 (k)	3,344	287
Series 2017-107, Class KS, IF, IO, 1.60%, 7/20/2047 (k)	4,543	403
Series 2017-120, Class ES, IF, IO, 1.60%, 8/20/2047 (k)	4,770	505
Series 2017-134, Class SB, IF, IO, 1.60%, 9/20/2047 (k)	3,086	273
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2017-134, Class SD, IF, IO, 1.60%, 9/20/2047 (k)	6,253	653
Series 2017-155, Class KS, IF, IO, 1.60%, 10/20/2047 (k)	3,916	332
Series 2017-161, Class DS, IF, IO, 1.65%, 10/20/2047 (k)	3,218	354
Series 2017-163, Class HS, IF, IO, 1.60%, 11/20/2047 (k)	7,021	618
Series 2017-180, Class SD, IF, IO, 1.60%, 12/20/2047 (k)	4,242	371
Series 2018-6, Class CS, IF, IO, 1.60%, 1/20/2048 (k)	3,589	369
Series 2018-46, Class AS, IF, IO, 1.60%, 3/20/2048 (k)	11,652	1,064
Series 2018-63, Class BS, IF, IO, 1.60%, 4/20/2048 (k)	6,903	725
Series 2018-63, Class SB, IF, IO, 1.60%, 4/20/2048 (k)	3,222	330
Series 2018-65, Class DS, IF, IO, 1.60%, 5/20/2048 (k)	3,979	334
Series 2018-147, Class SD, IF, IO, 1.55%, 10/20/2048 (k)	2,227	207
Series 2019-33, Class PI, IO, 4.00%, 11/20/2048	85	20
Series 2019-1, Class SG, IF, IO, 1.45%, 1/20/2049 (k)	8,897	683
Series 2019-49, Class SB, IF, IO, 0.94%, 4/20/2049 (k)	4,482	260
Series 2019-43, Class LS, IF, IO, 1.45%, 4/20/2049 (k)	2,410	182
Series 2019-65, Class ST, IF, IO, 1.45%, 5/20/2049 (k)	9,766	693
Series 2019-86, Class ST, IF, IO, 1.50%, 7/20/2049 (k)	4,909	354
Series 2019-99, Class SJ, IF, IO, 1.45%, 8/20/2049 (k)	7,229	554
Series 2019-120, Class DS, IF, IO, 1.45%, 9/20/2049 (k)	9,119	840
Series 2019-132, Class SK, IF, IO, 1.45%, 10/20/2049 (k)	7,134	666
Series 2019-138, Class SW, IF, IO, 1.45%, 10/20/2049 (k)	2,247	184
Series 2019-158, Class SG, IF, IO, 1.45%, 12/20/2049 (k)	11,108	915
Series 2020-86, Class TS, IF, IO, 1.00%, 6/20/2050 (k)	11,413	749
Series 2021-9, Class MI, IO, 2.50%, 1/20/2051	172,988	22,986
SEE NOTES TO FINANCIAL STATEMENTS.

216	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2021-23, Class IA, IO, 2.50%, 2/20/2051	85,664	10,886
Series 2021-81, Class IC, IO, 3.00%, 5/20/2051	21,475	3,103
Series 2021-91, Class CI, IO, 3.00%, 5/20/2051	18,301	2,623
Series 2021-117, Class NI, IO, 3.00%, 7/20/2051	59,863	8,589
Series 2021-142, Class XI, IO, 3.00%, 8/20/2051	70,664	10,056
Series 2021-162, Class NZ, 2.50%, 9/20/2051	4,629	3,131
Series 2021-162, Class Z, 2.50%, 9/20/2051	4,749	3,224
Series 2021-165, Class ZJ, 2.50%, 9/20/2051	4,740	3,043
Series 2021-188, Class IJ, IO, 3.00%, 10/20/2051	22,379	3,195
Series 2015-H13, Class GI, IO, 1.41%, 4/20/2065 (k)	1,227	27
Goodgreen Trust Series 2017-R1, 5.00%, 10/20/2051 ‡	137	131
GSMSC Pass-Through Trust Series 2008-2R, Class 2A1, 7.50%, 10/25/2036 (a) (k)	157	33
GSR Mortgage Loan Trust Series 2005-AR6, Class 2A1, 4.04%, 9/25/2035 (k)	99	92
HarborView Mortgage Loan Trust Series 2006-14, Class 1A1A, 4.95%, 1/25/2047 (k)	6,560	5,912
Home RE Ltd. (Bermuda) Series 2022-1, Class M1C, 9.98%, 10/25/2034 (a) (k)	12,500	12,561
Homeward Opportunities Fund Trust Series 2020-BPL1, Class A2, 5.44%, 8/25/2025 (a) (i)	2,971	2,651
Impac CMB Trust Series 2005-1, Class 1A2, 5.24%, 4/25/2035 (k)	165	150
IndyMac INDX Mortgage Loan Trust Series 2007-AR21, Class 6A1, 3.28%, 9/25/2037 (k)	12,903	9,316
JPMorgan Alternative Loan Trust Series 2006-S3, Class A4, 6.81%, 8/25/2036 (i)	1,462	1,358
JPMorgan Mortgage Trust Series 2006-S1, Class 1A1, 6.00%, 4/25/2036	33	33
Lehman Mortgage Trust Series 2007-7, Class 5A7, 6.50%, 8/25/2037	11,033	5,726
LHOME Mortgage Trust Series 2023-RTL1, Class A1, 7.87%, 1/25/2028 ‡ (a) (i)	23,380	23,483
MASTR Alternative Loan Trust Series 2003-5, Class 30B1, 5.88%, 8/25/2033 (k)	40	25
MASTR Asset Securitization Trust Series 2003-11, Class 7A2, 5.25%, 12/25/2033	24	23
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Merrill Lynch Mortgage Investors Trust Series 2003-A5, Class 2A6, 3.86%, 8/25/2033 (k)	36	34
MFA Trust
Series 2022-RTL1, Class A1, 5.07%, 4/26/2027 (a) (i)	3,490	3,252
Series 2023-RTL1, Class A1, 7.58%, 8/25/2027 (a) (i)	3,030	3,022
Mill City Securities Ltd. (Cayman Islands) Series 2021-RS1, Class A2, 3.95%, 4/28/2066 ‡ (a) (k)	14,000	12,062
New Residential Mortgage Loan Trust
Series 2019-2A, Class A1IB, IO, 1.00%, 12/25/2057 (a) (k)	9,518	197
Series 2018-3A, Class A1IC, IO, 1.50%, 5/25/2058 (a) (k)	22,570	780
Series 2019-NQM5, Class B1, 4.04%, 11/25/2059 (a) (k)	3,042	2,416
Ocwen Frn Series 2021-GNMSR1, 5.00%, 5/1/2030 ‡	15,825	15,666
PMT Credit Risk Transfer Trust Series 2021-1R, Class A, 7.42%, 2/27/2024 (a) (k)	10,113	9,958
PNMAC GMSR ISSUER TRUST
Series 2018-GT1, Class A, 7.47%, 2/25/2023 (a) (k)	4,655	4,640
Series 2018-GT2, Class A, 7.27%, 8/25/2025 (a) (k)	4,320	4,238
PRET LLC Series 2022-NPL4, Class A1, 6.56%, 8/25/2052 (a) (i)	10,876	10,635
PRPM LLC
Series 2020-4, Class A2, 3.44%, 10/25/2025 (a) (i)	7,000	6,797
Series 2021-1, Class A2, 3.72%, 1/25/2026 (a) (k)	5,000	4,340
Series 2021-6, Class A1, 1.79%, 7/25/2026 (a) (i)	14,970	13,841
Series 2021-6, Class A2, 3.47%, 7/25/2026 (a) (i)	2,749	2,274
Series 2021-7, Class A2, 3.67%, 8/25/2026 (a) (i)	11,837	10,019
Series 2021-8, Class A2, 3.60%, 9/25/2026 (a) (k)	5,500	4,572
Series 2021-10, Class A2, 4.83%, 10/25/2026 (a) (i)	5,000	4,304
RAAC Trust Series 2005-SP1, Class 4A1, 7.00%, 9/25/2034	46	44
Radnor RE Ltd. (Bermuda) Series 2022-1, Class M1B, 11.23%, 9/25/2032 (a) (k)	9,000	9,285
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	217

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
RSFR Series 2020-1, Class PT, 4.21%, 2/17/2025 ‡ (a) (i)	19,563	17,077
SART Series 2017-1, 4.75%, 7/15/2024 ‡	90	88
Seasoned Credit Risk Transfer Trust
Series 2017-3, Class A, IO, 0.00%, 7/25/2056 (k)	19,335	12
Series 2021-2, Class BXS, 10.97%, 11/25/2060 (a) (k)	4,998	3,841
Series RR Trust Series 2015-1, Class B, PO, 4/26/2048 (a)	14,737	12,512
STACR Trust
Series 2018-HRP2, Class M3, 7.02%, 2/25/2047 (a) (k)	11,953	11,983
Series 2018-HRP2, Class B1, 8.82%, 2/25/2047 (a) (k)	2,825	2,896
Series 2018-DNA3, Class B1, 8.52%, 9/25/2048 (a) (k)	7,685	7,925
Starwood Mortgage Residential Trust Series 2020-INV1, Class B2, 4.26%, 11/25/2055 (a)	1,150	897
Structured Adjustable Rate Mortgage Loan Trust Series 2007-9, Class 1A1, 6.59%, 10/25/2037 (k)	1,876	1,632
Structured Asset Mortgage Investments II Trust Series 2007-AR7, Class 1A1, 5.47%, 5/25/2047 (k)	13,437	10,665
Towd Point Mortgage Trust
Series 2017-FRE2, Class M6, 4.00%, 11/25/2047 ‡ (a) (i)	2,523	2,383
Series 2021-R1, Class A2C, 3.31%, 11/30/2060 (a)	30,000	27,785
TVC Mortgage Trust Series 2020-RTL1, Class A2, 3.97%, 9/25/2024 (a) (i)	5,500	5,380
Verus Securitization Trust
Series 2019-INV3, Class B1, 3.73%, 11/25/2059 (a) (k)	7,606	6,303
Series 2019-4, Class B1, 3.86%, 11/25/2059 (a) (k)	2,200	1,741
Series 2020-1, Class M1, 3.02%, 1/25/2060 (a) (k)	1,990	1,572
Series 2020-2, Class A1, 2.23%, 5/25/2060 (a) (k)	94	91
Series 2022-4, Class A1, 4.47%, 4/25/2067 (a) (i)	948	900
Series 2023-1, Class A1, 5.85%, 12/25/2067 (a) (i)	1,343	1,328
Visio Trust Series 2019-2, Class B1, 3.91%, 11/25/2054 (a) (k)	820	591
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

VM Master Issuer LLC Series 2022-1, Class B, 6.88%, 5/24/2025 ‡ (a) (k)	12,000	10,918
WaMu Mortgage Pass-Through Certificates Series 2003-S4, Class 2A2, 5.50%, 6/25/2033	62	61
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR8, Class A, 4.17%, 8/25/2033 (k)	92	86
Series 2004-S2, Class 2A4, 5.50%, 6/25/2034	52	51
Series 2005-AR7, Class A3, 3.67%, 8/25/2035 (k)	56	52
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust Series 2006-AR8, Class 2A, 3.64%, 10/25/2046 (k)	2,196	1,795
Total Collateralized Mortgage Obligations (Cost $1,063,758)		992,873
Foreign Government Securities — 3.4%
Banque Centrale de Tunisie 5.75%, 1/30/2025 (g)	5,350	3,619
Dominican Republic Government Bond
7.05%, 2/3/2031 (a)	1,230	1,229
6.00%, 2/22/2033 (a)	753	681
6.00%, 2/22/2033 (g)	8,400	7,601
6.40%, 6/5/2049 (g)	1,600	1,327
5.88%, 1/30/2060 (a)	13,650	10,189
5.88%, 1/30/2060 (g)	13,200	9,853
Federal Republic of Nigeria
6.50%, 11/28/2027 (g)	5,400	4,455
6.13%, 9/28/2028 (a)	7,847	6,209
7.14%, 2/23/2030 (g)	21,500	16,582
7.38%, 9/28/2033 (a)	4,405	3,194
7.70%, 2/23/2038 (g)	5,700	3,961
7.63%, 11/28/2047 (g)	1,000	667
8.25%, 9/28/2051 (a)	4,263	2,941
Federative Republic of Brazil 3.88%, 6/12/2030	1,200	1,033
Gabonese Republic 7.00%, 11/24/2031 (a)	7,600	6,156
Hashemite Kingdom of Jordan
5.85%, 7/7/2030 (g)	5,600	5,054
7.38%, 10/10/2047 (g)	7,600	6,647
Islamic Republic of Pakistan
8.25%, 9/30/2025 (g)	3,100	1,473
6.00%, 4/8/2026 (a)	19,530	8,644
7.38%, 4/8/2031 (a)	8,513	3,662
Kingdom of Bahrain
6.75%, 9/20/2029 (g)	1,700	1,694
5.45%, 9/16/2032 (a)	9,389	8,450
SEE NOTES TO FINANCIAL STATEMENTS.

218	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
Republic of Angola
9.50%, 11/12/2025 (g)	700	705
8.25%, 5/9/2028 (g)	1,900	1,755
8.00%, 11/26/2029 (a)	4,620	4,181
8.00%, 11/26/2029 (g)	11,400	10,317
8.75%, 4/14/2032 (a)	5,266	4,753
9.13%, 11/26/2049 (g)	5,700	4,831
Republic of Armenia 3.60%, 2/2/2031 (a)	5,100	3,907
Republic of Colombia
8.00%, 4/20/2033	2,010	1,985
7.50%, 2/2/2034	1,860	1,760
Republic of Costa Rica
6.13%, 2/19/2031 (g)	17,500	16,924
5.63%, 4/30/2043 (g)	1,200	991
7.00%, 4/4/2044 (g)	1,000	955
Republic of Cote d'Ivoire
6.38%, 3/3/2028 (g)	16,537	15,627
6.13%, 6/15/2033 (g)	17,000	14,620
Republic of Ecuador
5.50%, 7/31/2030 (g) (i)	6,170	2,978
2.50%, 7/31/2035 (g) (i)	2,090	730
Republic of El Salvador
6.38%, 1/18/2027 (g)	500	263
8.63%, 2/28/2029 (g)	7,700	3,835
7.63%, 2/1/2041 (g)	4,400	1,992
7.12%, 1/20/2050 (g)	10,900	4,856
Republic of Ghana
6.38%, 2/11/2027 (g) (j)	10,700	4,066
7.88%, 2/11/2035 (a) (j)	7,220	2,707
8.75%, 3/11/2061 (g) (j)	8,000	2,910
Republic of Guatemala 4.65%, 10/7/2041 (a)	2,400	1,935
Republic of Iraq
6.75%, 3/9/2023 (g)	8,400	8,368
5.80%, 1/15/2028 (g)	9,625	8,821
Republic of Kenya
8.00%, 5/22/2032 (g)	10,600	9,050
6.30%, 1/23/2034 (a)	5,093	3,807
8.25%, 2/28/2048 (g)	5,600	4,270
Republic of Namibia 5.25%, 10/29/2025 (g)	4,900	4,606
Republic of Paraguay, 6.10%, 8/11/2044 (g)	12,075	11,372
Republic of Rwanda 5.50%, 8/9/2031 (a)	8,000	6,011
Republic of Senegal
6.25%, 5/23/2033 (g)	11,000	9,061
6.75%, 3/13/2048 (g)	14,100	9,888
Republic of Serbia 6.50%, 9/26/2033 (a)	4,800	4,668
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Republic of South Africa
5.00%, 10/12/2046	5,100	3,493
5.75%, 9/30/2049	7,406	5,378
Republic of Turkey 9.38%, 1/19/2033	1,741	1,680
State of Mongolia 4.45%, 7/7/2031 (a)	7,800	6,241
Sultanate of Oman Government Bond
6.25%, 1/25/2031 (g)	900	907
6.25%, 1/25/2031 (a)	4,659	4,696
7.38%, 10/28/2032 (a)	7,291	7,946
6.50%, 3/8/2047 (g)	600	559
6.75%, 1/17/2048 (g)	5,400	5,177
Turkiye Ihracat Kredi Bankasi A/S 9.38%, 1/31/2026 (a)	2,803	2,761
Total Foreign Government Securities (Cost $454,421)		343,664
Loan Assignments — 0.5% (l)
Auto Components — 0.1%
Adient US LLC, Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 7.88%, 4/10/2028 (h)	3,476	3,471
Beverages — 0.0% ^
Triton Water Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 8.23%, 3/31/2028 (h)	1,970	1,830
Chemicals — 0.0% ^
Gates Global LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 7.13%, 3/31/2027 (h)	2,408	2,394
Containers & Packaging — 0.1%
Graham Packaging Co., Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 7.63%, 8/4/2027 (h)	3,224	3,204
Diversified Financial Services — 0.0% ^
Thor, 1st Lien Term Loan C, 4.25%, 2/11/2030 ‡ (k)	342	329
Electronic Equipment, Instruments & Components — 0.0% ^
Ingram Micro, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 8.23%, 6/30/2028 (h)	2,462	2,447
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	219

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Food & Staples Retailing — 0.0% ^
Moran Foods LLC, 2nd Lien Term Loan (3-MONTH CME TERM SOFR + 9.50%), 14.18%, 12/31/2026 (h)	59	41
Moran Foods, LLC, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 7.25%), 11.93%, 6/30/2026 (h)	2,576	2,315
		2,356
Health Care Equipment & Supplies — 0.0% ^
Medline, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 7.88%, 10/23/2028 (h)	3,075	2,962
Health Care Providers & Services — 0.0% ^
PAREXEL International Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 7.88%, 11/15/2028 (h)	3,176	3,108
Leisure Products — 0.0% ^
FGI Operating Co. LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 11.00%), 12.00%, 5/16/2023 ‡ (h) (j)	44	5
Life Sciences Tools & Services — 0.0% ^
Avantor Funding, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 6.88%, 11/8/2027 (h)	1,074	1,071
Machinery — 0.0% ^
Alliance Laundry Systems LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 8.31%, 10/8/2027 (h)	1,939	1,920
Media — 0.0% ^
DIRECTV Financing LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 5.00%), 9.63%, 8/2/2027 (h)	2,662	2,586
Personal Products — 0.1%
Nestle Skin Health SA, Term Loan B (Luxembourg) (ICE LIBOR USD 3 Month + 3.75%), 8.48%, 10/1/2026 (h)	8,872	8,618
Pharmaceuticals — 0.0% ^
Elanco Animal Health, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 6.32%, 8/1/2027 (h)	2,026	1,983
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Road & Rail — 0.1%
First Student Bidco, Inc., 1st Lien Term Loan C (3-MONTH CME TERM SOFR + 4.00%), 8.68%, 7/21/2028 (h)	280	272
First Student Bidco, Inc., Term Loan B (3-MONTH CME TERM SOFR + 4.00%), 8.68%, 7/21/2028 (h)	4,030	3,922
		4,194
Specialty Retail — 0.1%
Claire's Stores, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 6.50%), 11.13%, 12/18/2026 (h) (m)	12	11
Petco Health and Wellness Co., Inc., Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.09%, 3/3/2028 (h)	2,947	2,915
Pure Fishing, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.50%), 9.13%, 12/22/2025 (h)	4,906	3,375
		6,301
Total Loan Assignments (Cost $50,727)		48,779
	SHARES (000)
Common Stocks — 0.2%
Diversified Telecommunication Services — 0.0% ^
Frontier Communications Parent, Inc. *	20	539
Food & Staples Retailing — 0.0% ^
Moran Foods Backstop Equity ‡ *	45	114
Media — 0.0% ^
Clear Channel Outdoor Holdings, Inc. *	6	10
iHeartMedia, Inc., Class A *	2	17
		27
Oil, Gas & Consumable Fuels — 0.2%
Chesapeake Energy Corp.	41	3,299
Chord Energy Corp.	77	10,349
EP Energy Corp. ‡ *	11	76
Gulfport Energy Corp. *	107	7,123
		20,847
Pharmaceuticals — 0.0% ^
Mallinckrodt plc *	6	54
Professional Services — 0.0% ^
NMG, Inc. ‡ *	—	1
SEE NOTES TO FINANCIAL STATEMENTS.

220	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialty Retail — 0.0% ^
Claire's Stores, Inc. ‡ *	—	3
Wireless Telecommunication Services — 0.0% ^
Intelsat SA (Luxembourg) ‡ *	147	3,604
Total Common Stocks (Cost $15,301)		25,189
Preferred Stocks — 0.1%
Electric Utilities — 0.1%
SCE Trust VI 5.00%, 6/26/2022 ($25 par value) (n)	240	4,838
Southern Co. (The) Series 2020, 4.95%, 1/30/2080 ($25 par value)	193	4,219
		9,057
Insurance — 0.0% ^
MetLife, Inc. Series F, 4.75%, 3/15/2025 ($25 par value) (n)	28	593
Internet & Direct Marketing Retail — 0.0% ^
MYT Holding LLC Series A, 10.00%, 6/6/2029 ‡	14	12
Total Preferred Stocks (Cost $11,172)		9,662
	PRINCIPAL AMOUNT ($000)
Municipal Bonds — 0.0% (o) ^
California — 0.0% ^
Los Angeles Community College District Series 2010E, GO, 6.75%, 8/1/2049	100	126
Orange County Water District Series 2017B, Rev., 4.06%, 8/15/2041	290	257
Regents of the University of California Medical Center Pooled Series 2009F, Rev., 6.58%, 5/15/2049	255	302
University of California, Taxable Build America Series 2009R, Rev., 5.77%, 5/15/2043	140	151
University of California, Taxable Limited Project Series J, Rev., 4.13%, 5/15/2045	100	90
Total California		926
Colorado — 0.0% ^
Colorado Health Facilities Authority, Vail Valley Medical Centre Project Rev., 4.00%, 1/15/2045	175	158
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — 0.0% ^
Illinois Finance Authority, The University of Chicago Series 2013A, Rev., 4.00%, 4/1/2023 (p)	25	25
Indiana — 0.0% ^
Indianapolis Local Public Improvement Bond Bank, Marion County Health and Hospital Series B-2, Rev., 6.12%, 1/15/2040	240	261
Texas — 0.0% ^
North Texas Tollway Authority, First Tier Series 2009B, Rev., 6.72%, 1/1/2049	131	162
Total Municipal Bonds (Cost $1,700)		1,532
Convertible Bonds — 0.0% ^
Oil, Gas & Consumable Fuels — 0.0% ^
Gulfport Energy Corp. 10.00% (Cash), 3/2/2023 ‡ (c) (e) (f) (Cost $258)	—	1,285
	NO. OF WARRANTS (000)
Warrants — 0.0% ^
Diversified Telecommunication Services — 0.0% ^
Windstream Holdings, Inc. expiring 12/31/2049, price 10.75 USD ‡ *	1	4
Media — 0.0% ^
Nmg Research Ltd. expiring 9/24/2027, price 1.00 USD (United Kingdom) ‡ *	—	9
Total Warrants (Cost $—) (q)		13
	NO. OF RIGHTS (000)
Rights — 0.0% ^
Diversified Telecommunication Services — 0.0% ^
Intelsat Jackson Holdings SA, expiring 12/5/2025 (Luxembourg) ‡ * (Cost $— )	31	—
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	221

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.2%
Investment Companies — 2.2%
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.66% (r) (s) (Cost $225,266)	225,133	225,246
Total Investments — 108.8% (Cost $12,227,534)		10,977,478
Liabilities in Excess of Other Assets — (8.8)%		(891,505)
NET ASSETS — 100.0%		10,085,973

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
CLO	Collateralized Loan Obligations
CME	Chicago Mercantile Exchange
CSMC	Credit Suisse Mortgage Trust
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
GNMA	Government National Mortgage Association
GO	General Obligation
HB
High Coupon Bonds (a.k.a. "IOettes") represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO's the owner also has a right to receive a very small portion of principal.
The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

ICE	Intercontinental Exchange
IF
Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of
February 28, 2023. The rate may be subject to a cap and floor.

IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
PO
Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying
mortgages of these securities increase, the yield on these
securities increases.

REMIC	Real Estate Mortgage Investment Conduit
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
Rev.	Revenue
SCA	Limited partnership with share capital
SOFR	Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(c)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(d)
Contingent Capital security (“CoCo”). CoCos are hybrid
debt securities that may be convertible into equity or
may be written down if a pre-specified trigger event
occurs. The total value of aggregate CoCo holdings at
February 28, 2023 is $113,695 or 1.13% of the
Fund’s net assets as of February 28, 2023 .

(e)	Security is an interest bearing note with preferred security characteristics.
(f)
Security is perpetual and thus, does not have a
predetermined maturity date. The coupon rate for this
security is fixed for a period of time and may be
structured to adjust thereafter. The date shown, if
applicable, reflects the next call date. The coupon rate
shown is the rate in effect as of February 28, 2023.

(g)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(h)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

222	J.P. Morgan Income Funds	February 28, 2023

(i)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of February 28, 2023.

(j)	Defaulted security.
(k)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 28, 2023.

(l)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(m)	Fund is subject to legal or contractual restrictions on the resale of the security.
(n)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is in effect as of February 28, 2023.
(o)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(p)	Security is prerefunded or escrowed to maturity.
(q)	Value is zero.
(r)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(s)	The rate shown is the current yield as of February 28, 2023.
TBA Short Commitment

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($000)	VALUE ($000)
FNMA / FHLMC UMBS, Single Family, 30 Year TBA, 5.00%, 3/25/2053(a)	(647,300)	(636,680)
(Proceeds received of $644,406)		(636,680)

Abbreviations
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities

(a)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
Futures contracts outstanding as of February 28, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 10 Year Note	3,766	06/21/2023	USD	420,615	(670)
U.S. Treasury 10 Year Ultra Note	2,963	06/21/2023	USD	347,597	(158)
U.S. Treasury Long Bond	34	06/21/2023	USD	4,265	(16)
U.S. Treasury Ultra Bond	68	06/21/2023	USD	9,227	95
U.S. Treasury 2 Year Note	6,628	06/30/2023	USD	1,350,403	(2,997)
U.S. Treasury 5 Year Note	18,363	06/30/2023	USD	1,966,419	(1,901)
					(5,647)
Short Contracts
U.S. Treasury Long Bond	(2)	06/21/2023	USD	(251)	1
U.S. Treasury 10 Year Note	(5,044)	06/21/2023	USD	(563,352)	302
U.S. Treasury 10 Year Ultra Note	(828)	06/21/2023	USD	(97,135)	37
U.S. Treasury Ultra Bond	(165)	06/21/2023	USD	(22,388)	(232)
U.S. Treasury 2 Year Note	(766)	06/30/2023	USD	(156,067)	(37)
					71
					(5,576)

SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	223

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
Abbreviations
USD	United States Dollar
Forward foreign currency exchange contracts outstanding as of February 28, 2023 (amounts in thousands):

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
JPY	26,519,584	USD	202,048	Citibank, NA	3/15/2023	(6,909)
Net unrealized depreciation						(6,909)

Abbreviations
JPY	Japanese Yen
USD	United States Dollar
Over-the-Counter ("OTC") Credit default swap contracts outstanding — sell protection (**) as of February 28, 2023 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CMBX.NA.BBB-.11	3.00	Monthly	Citibank, NA	11/18/2054	8.03	USD 5,000	(266)	(614)	(880)
CMBX.NA.BBB-.11	3.00	Monthly	Morgan Stanley	11/18/2054	8.03	USD 12,500	(633)	(1,566)	(2,199)
CMBX.NA.BBB-.11	3.00	Monthly	Morgan Stanley	11/18/2054	8.03	USD 10,000	(451)	(1,308)	(1,759)
CMBX.NA.BBB-.11	3.00	Monthly	Morgan Stanley	11/18/2054	8.03	USD 20,000	(761)	(2,757)	(3,518)
CMBX.NA.BBB-.11	3.00	Monthly	Morgan Stanley	11/18/2054	8.03	USD 15,000	(506)	(2,133)	(2,639)
CMBX.NA.BBB-.12	3.00	Monthly	Citibank, NA	08/17/2061	8.37	USD 12,500	(1,045)	(1,606)	(2,651)
CMBX.NA.BBB-.12	3.00	Monthly	Citibank, NA	08/17/2061	8.37	USD 20,000	(896)	(3,346)	(4,242)
CMBX.NA.BBB-.12	3.00	Monthly	Merrill Lynch International	08/17/2061	8.37	USD 5,000	(54)	(1,007)	(1,061)
CMBX.NA.BBB-.12	3.00	Monthly	Merrill Lynch International	08/17/2061	8.37	USD 7,500	(39)	(1,552)	(1,591)
CMBX.NA.BBB-.12	3.00	Monthly	Merrill Lynch International	08/17/2061	8.37	USD 5,000	(166)	(894)	(1,060)
CMBX.NA.BBB-.12	3.00	Monthly	Merrill Lynch International	08/17/2061	8.37	USD 5,000	(238)	(823)	(1,061)
CMBX.NA.BBB-.12	3.00	Monthly	Morgan Stanley	08/17/2061	8.37	USD 5,000	(235)	(825)	(1,060)
CMBX.NA.BBB-.12	3.00	Monthly	Morgan Stanley	08/17/2061	8.37	USD 2,500	(118)	(413)	(531)
CMBX.NA.BBB-.12	3.00	Monthly	Morgan Stanley	08/17/2061	8.37	USD 12,500	(355)	(2,296)	(2,651)
CMBX.NA.BBB-.12	3.00	Monthly	Morgan Stanley	08/17/2061	8.37	USD 12,500	(132)	(2,519)	(2,651)
CMBX.NA.BBB-.12	3.00	Monthly	Morgan Stanley	08/17/2061	8.37	USD 5,500	(62)	(1,104)	(1,166)
CMBX.NA.BBB-.12	3.00	Monthly	Morgan Stanley	08/17/2061	8.37	USD 8,017	(91)	(1,609)	(1,700)
CMBX.NA.BBB-.12	3.00	Monthly	Morgan Stanley	08/17/2061	8.37	USD 12,500	(56)	(2,595)	(2,651)
CMBX.NA.BBB-.9	3.00	Monthly	Citibank, NA	09/17/2058	11.84	USD 2,500	(279)	(186)	(465)
CMBX.NA.BBB-.9	3.00	Monthly	Citibank, NA	09/17/2058	11.84	USD 10,000	(925)	(932)	(1,857)
CMBX.NA.BBB-.9	3.00	Monthly	Citibank, NA	09/17/2058	11.84	USD 8,000	(623)	(862)	(1,485)
CMBX.NA.BBB-.9	3.00	Monthly	Merrill Lynch International	09/17/2058	11.84	USD 5,000	(555)	(374)	(929)
CMBX.NA.BBB-.9	3.00	Monthly	Morgan Stanley	09/17/2058	11.84	USD 12,500	(1,823)	(498)	(2,321)
CMBX.NA.BBB-.9	3.00	Monthly	Morgan Stanley	09/17/2058	11.84	USD 12,500	(1,295)	(1,026)	(2,321)
CMBX.NA.BBB-.9	3.00	Monthly	Morgan Stanley	09/17/2058	11.84	USD 7,500	(832)	(560)	(1,392)
CMBX.NA.BBB-.9	3.00	Monthly	Morgan Stanley	09/17/2058	11.84	USD 12,500	(1,338)	(983)	(2,321)
CMBX.NA.BBB-.9	3.00	Monthly	Morgan Stanley	09/17/2058	11.84	USD 7,500	(836)	(556)	(1,392)
SEE NOTES TO FINANCIAL STATEMENTS.

224	J.P. Morgan Income Funds	February 28, 2023

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CMBX.NA.BBB-.9	3.00	Monthly	Morgan Stanley	09/17/2058	11.84	USD 5,000	(482)	(446)	(928)
							(15,092)	(35,390)	(50,482)

(**)
The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay an upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.

(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
CMBX	Commercial Mortgage-Backed Securities Index
USD	United States Dollar
Centrally Cleared Credit default swap contracts outstanding - buy protection(*) as of February 28, 2023 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.HY.39-V1	5.00	Quarterly	12/20/2027	4.61	USD 86,760	(3,051)	927	(2,124)

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
CDX	Credit Default Swap Index
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	225

JPMorgan Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
Summary of total OTC swap contracts outstanding as of February 28, 2023 (amounts in thousands):

	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)
Liabilities
OTC Credit default swap contracts outstanding - sell protection	(15,092)	(50,482)
SEE NOTES TO FINANCIAL STATEMENTS.

226	J.P. Morgan Income Funds	February 28, 2023

JPMorgan Limited Duration Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — 40.2%
ACC Auto Trust Series 2021-A, Class A, 1.08%, 4/15/2027 (a)	376	372
ACHV ABS TRUST Series 2023-1PL, Class A, 6.42%, 3/18/2030 (a)	840	841
ACRE Commercial Mortgage Ltd. Series 2021-FL4, Class A, 5.42%, 12/18/2037 (a) (b)	1,025	1,006
American Credit Acceptance Receivables Trust
Series 2022-2, Class A, 2.66%, 2/13/2026 (a)	1,160	1,155
Series 2023-1, Class A, 5.45%, 9/14/2026 (a)	3,290	3,286
American Express Credit Account Master Trust Series 2018-5, Class A, 4.93%, 12/15/2025 (b)	10,000	10,001
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2003-7, Class M1, 5.89%, 8/25/2033 (b)	35	35
Amortizing Residential Collateral Trust Series 2002-BC9, Class M1, 6.27%, 12/25/2032 (b)	1,284	1,194
AMRESCO Residential Securities Corp. Mortgage Loan Trust Series 1998-3, Class M1A, 5.25%, 9/25/2028 (b)	1	1
AMSR Trust
Series 2020-SFR3, Class A, 1.36%, 9/17/2037 (a)	7,104	6,391
Series 2021-SFR2, Class A, 1.53%, 8/17/2038 (a)	4,000	3,490
Apidos CLO (Cayman Islands) Series 2019-31A, Class A1R, 5.89%, 4/15/2031 (a) (b)	4,350	4,309
Arivo Acceptance Auto Loan Receivables Trust Series 2021-1A, Class A, 1.19%, 1/15/2027 (a)	270	262
Avis Budget Rental Car Funding AESOP LLC Series 2019-3A, Class A, 2.36%, 3/20/2026 (a)	10,490	9,868
BA Credit Card Trust Series 2020-A1, Class A1, 0.34%, 5/15/2026	3,400	3,274
Ballyrock CLO Ltd. (Cayman Islands)
Series 2020-2A, Class A1R, 5.82%, 10/20/2031 (a) (b)	3,244	3,205
Series 2019-1A, Class A1R, 5.82%, 7/15/2032 (a) (b)	6,415	6,321
Bear Stearns Asset-Backed Securities I Trust Series 2005-HE1, Class M2, 4.91%, 1/25/2035 (b)	437	430
Bear Stearns Asset-Backed Securities Trust Series 2003-SD1, Class A, 5.52%, 12/25/2033 (b)	419	397
BRE Grand Islander Timeshare Issuer LLC Series 2019-A, Class A, 3.28%, 9/26/2033 (a)	1,469	1,386
BSPRT Issuer Ltd. (Cayman Islands) Series 2022-FL8, Class A, 5.90%, 2/15/2037 (a) (b)	5,000	4,917
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035 ‡ (a)	1,149	1,081
Series 2021-1A, Class A, 2.16%, 4/15/2036 ‡ (a)	1,854	1,665
Series 2022-1A, Class A, 4.46%, 6/15/2037 ‡ (a)	8,953	8,390
BXG Receivables Note Trust Series 2018-A, Class A, 3.77%, 2/2/2034 (a)	1,093	1,047
BXMT Ltd. (Cayman Islands) Series 2020-FL3, Class A, 5.93%, 11/15/2037 (a) (b)	9,000	8,904
Capital One Multi-Asset Execution Trust Series 2022-A1, Class A1, 2.80%, 3/15/2027	5,005	4,775
CarMax Auto Owner Trust
Series 2020-3, Class A3, 0.62%, 3/17/2025	949	934
Series 2020-4, Class A3, 0.50%, 8/15/2025	1,587	1,547
Series 2022-2, Class A3, 3.49%, 2/16/2027	4,720	4,585
Carvana Auto Receivables Trust
Series 2020-P1, Class A3, 0.44%, 6/9/2025	910	900
Series 2020-P1, Class A4, 0.61%, 10/8/2026	2,220	2,075
Centex Home Equity Loan Trust Series 2002-A, Class MV1, 5.47%, 1/25/2032 (b)	69	69
CF Hippolyta Issuer LLC Series 2020-1, Class A1, 1.69%, 7/15/2060 (a)	2,315	2,073
CNH Equipment Trust Series 2019-C, Class A3, 2.01%, 12/16/2024	625	620
CoreVest American Finance Trust
Series 2019-1, Class A, 3.32%, 3/15/2052 (a)	360	354
Series 2020-2, Class A, 3.38%, 5/15/2052 (a)	744	704
Series 2020-4, Class A, 1.17%, 12/15/2052 (a)	4,635	4,131
Countrywide Asset-Backed Certificates
Series 2003-BC2, Class 2A1, 5.22%, 6/25/2033 (b)	287	282
Series 2004-S1, Class M2, 5.58%, 2/25/2035 (c)	15	15
CPS Auto Receivables Trust
Series 2021-D, Class A, 0.61%, 10/15/2025 (a)	1,255	1,244
Series 2023-A, Class A, 5.54%, 3/16/2026 (a)	3,189	3,184
Series 2022-C, Class A, 4.18%, 4/15/2030 (a)	6,355	6,303
Credit Acceptance Auto Loan Trust
Series 2020-2A, Class A, 1.37%, 7/16/2029 (a)	2,843	2,824
Series 2020-3A, Class A, 1.24%, 10/15/2029 (a)	6,985	6,869
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	227

JPMorgan Limited Duration Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2021-2A, Class A, 0.96%, 2/15/2030 (a)	5,580	5,415
Diamond Resorts Owner Trust
Series 2019-1A, Class A, 2.89%, 2/20/2032 (a)	1,638	1,580
Series 2021-1A, Class A, 1.51%, 11/21/2033 (a)	645	593
DLLST LLC Series 2022-1A, Class A3, 3.40%, 1/21/2025 (a)	4,510	4,401
DT Auto Owner Trust
Series 2021-3A, Class A, 0.33%, 4/15/2025 (a)	593	590
Series 2022-2A, Class A, 2.88%, 6/15/2026 (a)	2,312	2,276
Series 2021-1A, Class C, 0.84%, 10/15/2026 (a)	1,300	1,257
Series 2023-1A, Class A, 5.48%, 4/15/2027 (a)	5,137	5,127
Elmwood CLO V Ltd. (Cayman Islands) Series 2020-2A, Class AR, 5.96%, 10/20/2034 (a) (b)	7,500	7,379
Enterprise Fleet Financing LLC Series 2022-1, Class A2, 3.03%, 1/20/2028 (a)	3,650	3,559
Exeter Automobile Receivables Trust
Series 2021-2A, Class B, 0.57%, 9/15/2025	692	689
Series 2022-3A, Class A3, 4.21%, 1/15/2026	6,000	5,962
First Franklin Mortgage Loan Trust
Series 2002-FF1, Class M1, 5.67%, 4/25/2032 (b)	63	62
Series 2002-FF4, Class M1, 6.19%, 2/25/2033 (b)	578	501
Series 2003-FFH1, Class M2, 7.24%, 9/25/2033 (b)	226	195
Series 2004-FF8, Class M4, 6.22%, 10/25/2034 (b)	205	191
First Investors Auto Owner Trust Series 2021-1A, Class A, 0.45%, 3/16/2026 (a)	314	312
FirstKey Homes Trust
Series 2020-SFR1, Class A, 1.34%, 8/17/2037 (a)	12,579	11,355
Series 2021-SFR1, Class A, 1.54%, 8/17/2038 (a)	6,947	6,068
FREED ABS Trust Series 2022-3FP, Class A, 4.50%, 8/20/2029 (a)	1,267	1,265
Freedom Frn Series 2021-SAVF1, 4.90%, 3/25/2023 ‡ (b)	2,100	2,068
Fremont Home Loan Trust Series 2005-C, Class M2, 5.35%, 7/25/2035 (b)	190	189
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FS Rialto (Cayman Islands) Series 2021-FL3, Class A, 5.84%, 11/16/2036 (a) (b)	5,290	5,206
Galaxy CLO Ltd. (Cayman Islands) Series 2013-15A, Class ARR, 5.76%, 10/15/2030 (a) (b)	1,948	1,932
Goodgreen (Cayman Islands)
Series 2018-1A, Class A, 3.93%, 10/15/2053 ‡ (a) (b)	2,200	2,013
Series 2019-1A, Class A, 3.86%, 10/15/2054 ‡ (a)	1,588	1,432
Goodgreen Trust Series 2017-2A, Class A, 3.26%, 10/15/2053 ‡ (a)	1,378	1,242
GreenPoint Mortgage Funding Trust Series 2005-HE3, Class A, 4.77%, 9/15/2030 (b)	11	11
HERO Funding (Cayman Islands) Series 2017-3A, Class A2, 3.95%, 9/20/2048 ‡ (a)	899	833
Hilton Grand Vacations Trust
Series 2018-AA, Class A, 3.54%, 2/25/2032 (a)	474	458
Series 2022-2A, Class A, 4.30%, 1/25/2037 (a)	2,403	2,304
Series 2020-AA, Class A, 2.74%, 2/25/2039 (a)	999	938
Hyundai Auto Lease Securitization Trust Series 2021-A, Class B, 0.61%, 10/15/2025 (a)	1,475	1,450
LCM Ltd. (Cayman Islands) Series 29A, Class AR, 5.86%, 4/15/2031 (a) (b)	5,000	4,928
Lendingpoint Asset Securitization Trust
Series 2022-B, Class A, 4.77%, 10/15/2029 (a)	3,642	3,591
Series 2022-C, Class A, 6.56%, 2/15/2030 (a)	4,423	4,428
LendingPoint Asset Securitization Trust Series 2020-REV1, Class A, 2.73%, 10/15/2028 (a)	1,968	1,945
Lendmark Funding Trust
Series 2019-2A, Class A, 2.78%, 4/20/2028 (a)	1,121	1,099
Series 2022-1A, Class A, 5.12%, 7/20/2032 (a)	3,000	2,922
LP LMS Asset Securitization Trust Series 2021-2A, Class A, 1.75%, 1/15/2029 (a)	1,604	1,559
Mariner Finance Issuance Trust
Series 2020-AA, Class A, 2.19%, 8/21/2034 (a)	2,610	2,498
Series 2021-AA, Class A, 1.86%, 3/20/2036 (a)	3,000	2,621
Marlin Receivables LLC Series 2022-1A, Class A2, 4.53%, 9/20/2025 (a)	4,975	4,911
SEE NOTES TO FINANCIAL STATEMENTS.

228	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
MF1 Ltd. (Cayman Islands)
Series 2021-FL7, Class A, 5.67%, 10/16/2036 (a) (b)	3,500	3,430
Series 2022-FL8, Class A, 5.78%, 2/19/2037 (a) (b)	5,000	4,932
Neuberger Berman Loan Advisers CLO Ltd. (Cayman Islands) Series 2020-37A, Class AR, 5.78%, 7/20/2031 (a) (b)	4,425	4,377
New Century Home Equity Loan Trust Series 2003-5, Class AII, 5.42%, 11/25/2033 (b)	174	155
New Residential Advance Receivables Trust Advance Receivables Backed Series 2020-T1, Class AT1, 1.43%, 8/15/2053 (a)	9,535	9,280
OCP CLO Ltd. (Cayman Islands) Series 2015-9A, Class A1R2, 5.88%, 1/15/2033 (a) (b)	5,000	4,945
OneMain Financial Issuance Trust
Series 2020-1A, Class A, 3.84%, 5/14/2032 (a)	1,602	1,593
Series 2021-1A, Class A1, 1.55%, 6/16/2036 (a)	5,000	4,272
Oportun Issuance Trust Series 2022-A, Class A, 5.05%, 6/9/2031 (a)	5,000	4,847
Pagaya AI Debt Selection Trust Series 2021-3, Class A, 1.15%, 5/15/2029 (a)	1,211	1,191
Palmer Square Loan Funding Ltd. (Cayman Islands)
Series 2021-3A, Class A1, 5.61%, 7/20/2029 (a) (b)	2,466	2,443
Series 2021-4A, Class A1, 5.59%, 10/15/2029 (a) (b)	4,038	3,993
Series 2022-2A, Class A1, 5.93%, 10/15/2030 (a) (b)	4,645	4,604
PFP Ltd. (Cayman Islands) Series 2021-7, Class A, 5.44%, 4/14/2038 (a) (b)	339	334
PRET LLC Series 2021-NPL6, Class A1, 2.49%, 7/25/2051 (a) (c)	2,727	2,540
Progress Residential
Series 2021-SFR1, Class A, 1.05%, 4/17/2038 (a)	3,021	2,635
Series 2021-SFR4, Class A, 1.56%, 5/17/2038 (a)	5,000	4,424
Progress Residential Trust
Series 2020-SFR3, Class A, 1.29%, 10/17/2027 (a)	8,963	8,048
Series 2019-SFR4, Class A, 2.69%, 10/17/2036 (a)	8,489	8,073
Series 2020-SFR2, Class A, 2.08%, 6/17/2037 (a)	5,049	4,671
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-SFR6, Class A, 1.52%, 7/17/2038 (a)	10,987	9,659
Series 2021-SFR8, Class A, 1.51%, 10/17/2038 (a)	4,487	3,893
Series 2023-SFR1, Class A, 4.30%, 3/17/2040 (a)	3,400	3,257
RASC Trust Series 2003-KS4, Class MI2, 5.01%, 6/25/2033 (c)	523	408
Santander Consumer Auto Receivables Trust Series 2021-AA, Class B, 0.71%, 8/17/2026 (a)	2,750	2,544
Santander Drive Auto Receivables Trust
Series 2022-5, Class A2, 3.98%, 1/15/2025	4,430	4,416
Series 2022-6, Class A2, 4.37%, 5/15/2025	3,721	3,709
Series 2022-2, Class A2, 2.12%, 10/15/2026	594	593
Series 2022-4, Class A3, 4.14%, 2/16/2027	7,340	7,241
SCF Equipment Leasing LLC Series 2022-2A, Class A3, 6.50%, 10/21/2030 (a)	5,900	5,943
Sierra Timeshare Receivables Funding LLC
Series 2019-2A, Class A, 2.59%, 5/20/2036 (a)	506	486
Series 2020-2A, Class A, 1.33%, 7/20/2037 (a)	713	659
SoFi Professional Loan Program Trust
Series 2021-B, Class AFX, 1.14%, 2/15/2047 (a)	3,353	2,757
Series 2018-B, Class A2FX, 3.34%, 8/25/2047 (a)	1,054	1,018
Structured Asset Investment Loan Trust Series 2003-BC2, Class A3, 5.32%, 4/25/2033 (b)	15	15
Symphony CLO Ltd. (Cayman Islands) Series 2016-18A, Class A1RR, 5.92%, 7/23/2033 (a) (b)	5,000	4,936
Tesla Auto Lease Trust
Series 2021-A, Class A3, 0.56%, 3/20/2025 (a)	2,000	1,954
Series 2021-B, Class A4, 0.63%, 9/22/2025 (a)	2,680	2,531
Toyota Auto Receivables Owner Trust Series 2020-C, Class A4, 0.57%, 10/15/2025	5,300	5,062
Tricon American Homes Series 2020-SFR1, Class A, 1.50%, 7/17/2038 (a)	5,988	5,278
Tricon American Homes Trust Series 2019-SFR1, Class A, 2.75%, 3/17/2038 (a)	3,270	3,013
Upstart Securitization Trust
Series 2021-4, Class A, 0.84%, 9/20/2031 (a)	1,615	1,574
Series 2022-4, Class A, 5.98%, 8/20/2032 (a)	3,661	3,589
Series 2023-1, Class A, 6.59%, 2/20/2033 (a)	5,100	5,085
US Auto Funding Trust Series 2022-1A, Class A, 3.98%, 4/15/2025 (a)	2,999	2,961
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	229

JPMorgan Limited Duration Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
VCAT LLC Series 2021-NPL1, Class A1, 2.29%, 12/26/2050 (a) (c)	893	845
Volkswagen Auto Lease Trust Series 2020-A, Class A3, 0.39%, 1/22/2024	416	415
VOLT C LLC Series 2021-NPL9, Class A1, 1.99%, 5/25/2051 (a) (c)	1,792	1,621
VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (a) (c)	1,552	1,400
VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (a) (c)	5,039	4,554
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (a) (c)	4,254	3,915
VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (a) (c)	1,415	1,281
VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 (a) (c)	2,236	2,039
VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (a) (c)	3,070	2,841
VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (a) (c)	4,069	3,700
Westgate Resorts LLC Series 2020-1A, Class A, 2.71%, 3/20/2034 (a)	1,072	1,045
Westlake Automobile Receivables Trust
Series 2022-3A, Class A2, 5.24%, 7/15/2025 (a)	10,000	9,975
Series 2022-2A, Class A3, 3.75%, 4/15/2026 (a)	5,350	5,235
World Omni Auto Receivables Trust Series 2022-B, Class A3, 3.25%, 7/15/2027	8,750	8,455
World Omni Select Auto Trust Series 2020-A, Class B, 0.84%, 6/15/2026	4,750	4,628
Total Asset-Backed Securities (Cost $472,426)		451,388
Collateralized Mortgage Obligations — 23.0%
Alternative Loan Trust
Series 2004-J4, Class 1A6, 5.39%, 6/25/2034 (c)	—	—
Series 2004-33, Class 3A3, 3.74%, 12/25/2034 (b)	118	107
Banc of America Funding Trust Series 2006-1, Class 2A1, 5.50%, 1/25/2036	102	88
Banc of America Mortgage Trust Series 2004-D, Class 2A2, 3.04%, 5/25/2034 (b)	96	89
Bear Stearns Asset-Backed Securities I Trust Series 2004-AC6, Class M1, 5.62%, 11/25/2034 (b)	122	26
Connecticut Avenue Securities Trust
Series 2021-R01, Class 1M1, 5.23%, 10/25/2041 (a) (b)	1,247	1,238
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-R03, Class 1M1, 5.33%, 12/25/2041 (a) (b)	4,982	4,933
Series 2022-R01, Class 1M1, 5.48%, 12/25/2041 (a) (b)	2,730	2,711
Series 2022-R06, Class 1M1, 7.23%, 5/25/2042 (a) (b)	3,349	3,411
Series 2022-R07, Class 1M1, 7.44%, 6/25/2042 (a) (b)	4,933	5,035
Series 2022-R08, Class 1M1, 7.03%, 7/25/2042 (a) (b)	1,817	1,835
Credit Suisse First Boston Mortgage Securities Corp. (Switzerland)
Series 2005-5, Class 1A1, 5.00%, 7/25/2020	3	3
Series 2004-5, Class 4A1, 6.00%, 9/25/2034	249	240
CSFB Mortgage-Backed Pass-Through Certificates Series 2003-AR24, Class 2A4, 4.28%, 10/25/2033 (b)	171	162
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-1, Class 2A1, 4.29%, 2/25/2020 (b)	27	27
FHLMC STACR REMIC Trust Series 2021-DNA3, Class M1, 5.23%, 10/25/2033 (a) (b)	2,941	2,922
FHLMC Structured Agency Credit Risk Debt Notes
Series 2019-CS03, Class M1, 4.62%, 10/25/2032 (a) (b)	870	869
Series 2021-DNA2, Class M1, 5.28%, 8/25/2033 (a) (b)	299	298
FHLMC, REMIC
Series 1508, Class KA, 2.44%, 5/15/2023 (b)	—	—
Series 1689, Class M, PO, 3/15/2024	—	—
Series 2033, Class PR, PO, 3/15/2024	—	—
Series 1974, Class ZA, 7.00%, 7/15/2027	18	18
Series 3737, Class DG, 5.00%, 10/15/2030	141	139
Series 4120, Class KI, IO, 3.00%, 10/15/2032	918	60
Series 5000, Class CB, 1.25%, 1/25/2035	5,039	4,358
Series 3300, Class FA, 4.89%, 8/15/2035 (b)	116	115
Series 3085, Class VS, IF, 10.37%, 12/15/2035 (b)	111	114
Series 4867, Class WF, 3.67%, 4/15/2037 (b)	8,486	8,442
Series 4350, Class AF, 3.92%, 12/15/2037 (b)	2,139	2,081
Series 4350, Class FK, 3.52%, 6/15/2038 (b)	2,518	2,456
Series 4515, Class FA, 3.83%, 8/15/2038 (b)	1,341	1,319
Series 4350, Class KF, 4.01%, 1/15/2039 (b)	422	410
Series 4448, Class TF, 3.56%, 5/15/2040 (b)	2,636	2,576
Series 4480, Class FM, 3.47%, 6/15/2040 (b)	3,076	3,015
Series 4457, Class KF, 3.44%, 10/15/2040 (b)	4,014	3,943
Series 4363, Class FA, 3.38%, 9/15/2041 (b)	1,986	1,940
SEE NOTES TO FINANCIAL STATEMENTS.

230	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 4413, Class WF, 3.49%, 10/15/2041 (b)	1,814	1,768
Series 4559, Class AF, 3.83%, 3/15/2042 (b)	1,332	1,330
Series 4074, Class FE, 4.99%, 7/15/2042 (b)	1,481	1,463
Series 4150, Class F, 4.96%, 1/15/2043 (b)	3,807	3,724
Series 4161, Class YF, 4.96%, 2/15/2043 (b)	2,788	2,728
Series 4281, Class FB, 5.14%, 12/15/2043 (b)	2,005	1,977
Series 4606, Class FL, 5.09%, 12/15/2044 (b)	4,067	3,997
Series 4594, Class GN, 2.50%, 2/15/2045	1,954	1,774
Series 5072, Class QC, 1.00%, 10/25/2050	5,596	4,333
FHLMC, STRIPS
Series 343, Class F4, 4.42%, 10/15/2037 (b)	2,191	2,164
Series 328, Class S4, IF, IO, 0.00%, 2/15/2038 (b)	3,952	150
FHLMC, Structured Pass-Through Certificates, Whole Loan
Series T-51, Class 1A, PO, 9/25/2042	39	29
Series T-54, Class 4A, 3.93%, 2/25/2043 (b)	853	781
First Horizon Mortgage Pass-Through Trust Series 2004-AR6, Class 2A1, 4.24%, 12/25/2034 (b)	100	93
Flagstar Mortgage Trust Series 2019-2, Class A2, 3.50%, 12/25/2049 (a) (b)	1,576	1,404
FNMA Trust, Whole Loan Series 2004-W2, Class 4A, 3.55%, 2/25/2044 (b)	128	123
FNMA, Grantor Trust, Whole Loan
Series 2002-T6, Class A4, 4.70%, 3/25/2041 (b)	414	390
Series 2001-T8, Class A1, 7.50%, 7/25/2041	142	142
FNMA, REMIC
Series 1993-146, Class E, PO, 5/25/2023	—	—
Series G94-9, Class PJ, 6.50%, 8/17/2024	17	17
Series 2013-43, Class YH, 2.50%, 5/25/2033	844	785
Series 2004-17, Class BF, 4.97%, 1/25/2034 (b)	128	128
Series 2006-3, Class SB, IF, IO, 2.08%, 7/25/2035 (b)	134	2
Series 2006-16, Class HZ, 5.50%, 3/25/2036	120	120
Series 2006-124, Class FC, 4.97%, 1/25/2037 (b)	637	626
Series 2014-23, Class FA, 3.67%, 10/25/2039 (b)	9,072	8,820
Series 2012-38, Class PA, 2.00%, 9/25/2041	991	900
Series 2013-54, Class HF, 4.82%, 10/25/2041 (b)	261	261
Series 2012-93, Class ME, 2.50%, 1/25/2042	1,150	1,056
Series 2012-13, Class FA, 5.20%, 2/25/2042 (b)	5,293	5,238
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2012-31, Class FB, 5.17%, 4/25/2042 (b)	4,267	4,217
Series 2013-23, Class KJ, 2.25%, 5/25/2042	1,843	1,665
Series 2012-119, Class FB, 4.97%, 11/25/2042 (b)	2,813	2,747
Series 2012-139, Class JA, 3.50%, 12/25/2042	2,121	1,987
Series 2013-6, Class FL, 5.02%, 2/25/2043 (b)	701	686
Series 2014-49, Class AF, 3.67%, 8/25/2044 (b)	126	124
Series 2015-42, Class BF, 3.89%, 6/25/2045 (b)	3,025	2,973
Series 2016-25, Class LA, 3.00%, 7/25/2045	7,757	7,133
Series 2016-33, Class JA, 3.00%, 7/25/2045	2,750	2,540
Series 2015-91, Class AF, 3.51%, 12/25/2045 (b)	2,904	2,865
Series 2016-58, Class SA, IO, 0.00%, 8/25/2046 (b)	7,078	211
Series 2017-108, Class PA, 3.00%, 6/25/2047	1,677	1,538
Series 2017-104, Class LA, 3.00%, 11/25/2047	1,137	1,034
Series 2019-38, Class PC, 3.00%, 2/25/2048	2,629	2,433
Series 2019-77, Class FP, 5.17%, 1/25/2050 (b)	9,860	9,684
Series 2014-66, Class WF, 3.85%, 10/25/2054 (b)	1,265	1,249
Series 2019-74, Class BF, 5.17%, 12/25/2059 (b)	5,103	4,978
FNMA, REMIC Trust, Whole Loan
Series 2003-W4, Class 5A, 3.62%, 10/25/2042 (b)	409	367
Series 2003-W15, Class 3A, 4.08%, 12/25/2042 (b)	457	422
Series 2003-W1, Class 2A, 5.15%, 12/25/2042 (b)	121	117
Series 2009-W1, Class A, 6.00%, 12/25/2049	158	160
GNMA
Series 2011-158, Class EB, 4.00%, 12/20/2026	2,358	2,296
Series 2010-166, Class GP, 3.00%, 4/20/2039	427	418
Series 2012-61, Class FM, 4.99%, 5/16/2042 (b)	3,697	3,680
Series 2012-H21, Class FA, 4.89%, 7/20/2062 (b)	1,324	1,318
Series 2012-H29, Class FA, 4.91%, 10/20/2062 (b)	1,292	1,288
Series 2013-H16, Class FA, 4.93%, 7/20/2063 (b)	3,697	3,685
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	231

JPMorgan Limited Duration Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2014-H07, Class FC, 4.99%, 5/20/2064 (b)	9,461	9,426
Series 2014-H11, Class JA, 4.89%, 6/20/2064 (b)	2,622	2,607
Series 2014-H17, Class FM, 4.66%, 8/20/2064 (b)	7,134	7,091
Series 2015-H03, Class FD, 4.41%, 1/20/2065 (b)	4,068	3,986
Series 2015-H04, Class FL, 4.65%, 2/20/2065 (b)	6,731	6,694
Series 2015-H12, Class FJ, 4.82%, 5/20/2065 (b)	5,203	5,179
Series 2015-H14, Class FB, 4.82%, 5/20/2065 (b)	7,795	7,767
Series 2015-H12, Class FA, 4.87%, 5/20/2065 (b)	4,816	4,791
Series 2015-H15, Class FB, 4.28%, 6/20/2065 (b)	6,943	6,857
Series 2015-H19, Class FN, 4.83%, 7/20/2065 (b)	7,680	7,631
Series 2015-H23, Class TA, 4.86%, 9/20/2065 (b)	9,739	9,680
GSAA Trust Series 2004-CW1, Class 1A1, 5.50%, 4/1/2034	377	349
GSR Mortgage Loan Trust Series 2004-10F, Class 7A1, 5.50%, 9/25/2034	85	83
Impac CMB Trust
Series 2004-6, Class 1A2, 5.40%, 10/25/2034 (b)	42	40
Series 2005-5, Class A1, 5.26%, 8/25/2035 (b)	328	295
IndyMac INDA Mortgage Loan Trust Series 2007-AR1, Class 1A1, 3.27%, 3/25/2037 (b)	209	170
JPMorgan Mortgage Trust Series 2003-A1, Class 1A1, 3.07%, 10/25/2033 (b)	26	23
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1, 4.06%, 4/21/2034 (b)	60	56
Series 2004-13, Class 3A7B, 6.71%, 11/21/2034 (b)	193	180
MASTR Seasoned Securitization Trust Series 2003-1, Class 3A2, 5.02%, 2/25/2033 (b)	43	41
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
Series 2002-TBC1, Class B1, 5.59%, 9/15/2030 (b)	23	21
Series 2002-TBC1, Class B2, 5.99%, 9/15/2030 (b)	10	8
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2001-TBC1, Class B1, 5.47%, 11/15/2031 (b)	85	76
Merrill Lynch Mortgage Investors Trust
Series 2004-D, Class A1, 5.28%, 9/25/2029 (b)	93	86
Series 2004-1, Class 2A3, 3.61%, 12/25/2034 (b)	78	70
Metlife Securitization Trust
Series 2017-1A, Class A, 3.00%, 4/25/2055 (a) (b)	662	617
Series 2018-1A, Class A, 3.75%, 3/25/2057 (a) (b)	1,901	1,782
Morgan Stanley Dean Witter Capital I, Inc. Trust
Series 2003-HYB1, Class A4, 4.27%, 3/25/2033 (b)	66	58
Series 2003-HYB1, Class B1, 4.27%, 3/25/2033 (b)	60	36
Morgan Stanley Mortgage Loan Trust
Series 2004-3, Class 4A, 5.65%, 4/25/2034 (b)	649	631
Series 2004-5AR, Class 3A3, 3.79%, 7/25/2034 (b)	83	73
Series 2004-5AR, Class 3A5, 3.79%, 7/25/2034 (b)	466	431
Series 2004-11AR, Class 1A2A, 4.93%, 1/25/2035 (b)	188	166
MRFC Mortgage Pass-Through Trust Series 2002-TBC2, Class B1, 5.44%, 8/15/2032 (b)	44	37
NAAC Reperforming Loan REMIC Trust Certificates Series 2004-R3, Class AF, 5.07%, 2/25/2035 (a) (b)	565	492
New Residential Mortgage Loan Trust Series 2018-4A, Class A1S, 5.37%, 1/25/2048 (a) (b)	1,371	1,339
Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2003-A3, Class A1, 5.50%, 8/25/2033 (c)	160	157
Prime Mortgage Trust Series 2005-2, Class 2A1, 5.98%, 10/25/2032 (b)	196	192
PRPM LLC
Series 2020-6, Class A1, 2.36%, 11/25/2025 (a) (c)	2,121	2,020
Series 2021-10, Class A1, 2.49%, 10/25/2026 (a) (c)	1,365	1,277
RFMSI Trust
Series 2005-SA2, Class 2A2, 3.77%, 6/25/2035 (b)	335	305
Series 2006-SA4, Class 2A1, 5.16%, 11/25/2036 (b)	160	131
SEE NOTES TO FINANCIAL STATEMENTS.

232	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Seasoned Credit Risk Transfer Trust Series 2020-1, Class M55G, 3.00%, 8/25/2059	7,585	6,920
Sequoia Mortgage Trust
Series 11, Class A, 5.50%, 12/20/2032 (b)	8	7
Series 2003-3, Class A2, 5.89%, 7/20/2033 (b)	66	57
Series 2004-11, Class A2, 5.76%, 12/20/2034 (b)	348	300
Structured Asset Mortgage Investments II Trust Series 2004-AR1, Class 1A1, 5.30%, 3/19/2034 (b)	31	28
Structured Asset Mortgage Investments Trust Series 2002-AR2, Class A3, 5.35%, 7/19/2032 (b)	137	84
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
Series 2003-24A, Class 2A, 5.36%, 7/25/2033 (b)	254	240
Series 2003-40A, Class 4A, 5.46%, 1/25/2034 (b)	147	135
Thornburg Mortgage Securities Trust Series 2004-4, Class 5A, 2.75%, 12/25/2044 (b)	1,558	1,297
Towd Point Mortgage Trust Series 2018-4, Class A1, 3.00%, 6/25/2058 (a) (b)	3,101	2,852
WaMu Mortgage Pass-Through Certificates Trust
Series 2004-AR3, Class A1, 3.16%, 6/25/2034 (b)	265	243
Series 2004-AR11, Class A, 4.14%, 10/25/2034 (b)	139	125
Total Collateralized Mortgage Obligations (Cost $267,531)		258,357
Commercial Mortgage-Backed Securities — 10.5%
20 Times Square Trust Series 2018-20TS, Class A, 3.10%, 5/15/2035 (a) (b)	3,291	3,241
BAMLL Commercial Mortgage Securities Trust
Series 2015-200P, Class A, 3.22%, 4/14/2033 (a)	3,500	3,261
Series 2018-DSNY, Class A, 5.44%, 9/15/2034 (a) (b)	6,000	5,963
BANK Series 2021-BN35, Class A2, 1.87%, 6/15/2064	2,650	2,314
Bayview Commercial Asset Trust
Series 2004-3, Class A2, 5.25%, 1/25/2035 (a) (b)	91	91
Series 2005-2A, Class A2, 5.14%, 8/25/2035 (a) (b)	427	395
Series 2005-2A, Class M1, 5.26%, 8/25/2035 (a) (b)	85	79
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2007-3, Class A2, 4.91%, 7/25/2037 (a) (b)	409	366
BBCMS Mortgage Trust Series 2020-C7, Class A2, 2.02%, 4/15/2053	1,000	930
BBCMS Trust Series 2015-VFM, Class A1, 2.47%, 3/10/2036 (a)	1,000	929
BHMS Series 2018-ATLS, Class A, 5.84%, 7/15/2035 (a) (b)	6,000	5,888
BMO MORTGAGE TRUST Series 2022-C3, Class A1, 5.25%, 9/15/2054 (b)	3,641	3,595
BPR Trust Series 2021-KEN, Class A, 5.84%, 2/15/2029 (a) (b)	2,115	2,067
BX Series 2021-MFM1, Class A, 5.38%, 1/15/2034 (a) (b)	3,617	3,560
BX Trust
Series 2021-BXMF, Class A, 5.22%, 10/15/2026 (a) (b)	8,000	7,805
Series 2021-LBA, Class AJV, 5.39%, 2/15/2036 (a) (b)	6,500	6,336
Commercial Mortgage Trust Series 2020-CBM, Class A1, 2.24%, 2/10/2037 (a) (b)	12,200	11,264
FHLMC, Multi-Family Structured Credit Risk Series 2021-MN1, Class M1, 6.48%, 1/25/2051 (a) (b)	175	169
FHLMC, Multi-Family Structured Pass-Through Certificates
Series KL3W, Class AFLW, 5.02%, 8/25/2025 (b)	9,667	9,624
Series Q007, Class APT2, 3.31%, 10/25/2047 (b)	1,047	1,011
Series Q013, Class APT1, 1.67%, 5/25/2050 (b)	3,573	3,391
ILPT Commercial Mortgage Trust Series 2022-LPF2, Class A, 6.81%, 10/15/2039 (a) (b)	3,000	3,008
Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 7/10/2035 (a)	5,000	4,697
INTOWN Mortgage Trust Series 2022-STAY, Class A, 7.05%, 8/15/2039 (a) (b)	6,000	6,008
KKR Industrial Portfolio Trust Series 2021-KDIP, Class A, 5.23%, 12/15/2037 (a) (b)	1,038	1,019
OAKST Commercial Mortgage Trust Series 2023-NLP, Class A, 6.09%, 3/15/2040 (a) (b)	2,000	2,012
One Bryant Park Trust Series 2019-OBP, Class A, 2.52%, 9/15/2054 (a)	5,000	4,136
One Market Plaza Trust Series 2017-1MKT, Class A, 3.61%, 2/10/2032 (a)	5,000	4,700
ONE Mortgage Trust Series 2021-PARK, Class A, 5.38%, 3/15/2036 (a) (b)	7,000	6,685
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	233

JPMorgan Limited Duration Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
SMR Mortgage Trust Series 2022-IND, Class A, 6.21%, 2/15/2039 (a) (b)	7,625	7,321
STWD Mortgage Trust (Cayman Islands) Series 2021-LIH, Class B, 6.24%, 11/15/2036 (a) (b)	2,300	2,216
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 6/10/2030 (a)	37	36
Wells Fargo Commercial Mortgage Trust
Series 2021-SAVE, Class A, 5.74%, 2/15/2040 (a) (b)	3,427	3,289
Series 2020-C58, Class A1, 0.55%, 7/15/2053	223	219
Total Commercial Mortgage-Backed Securities (Cost $122,638)		117,625
Corporate Bonds — 10.2%
Automobiles — 0.2%
Hyundai Capital America 1.30%, 1/8/2026 (a)	2,960	2,621
Banks — 2.6%
Banco Santander SA (Spain) 2.75%, 5/28/2025	2,000	1,874
Bank of Ireland Group plc (Ireland) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.65%), 6.25%, 9/16/2026 (a) (d)	1,940	1,943
BNP Paribas SA (France) (SOFR + 1.00%), 1.32%, 1/13/2027 (a) (d)	6,470	5,729
Canadian Imperial Bank of Commerce (Canada) (ICE LIBOR USD 3 Month + 0.66%), 5.39%, 9/13/2023 (d)	3,000	3,007
Cooperatieve Rabobank UA (Netherlands) (SOFRINDX + 0.30%), 4.88%, 1/12/2024 (d)	10,000	9,995
Sumitomo Mitsui Financial Group, Inc. (Japan) 0.95%, 1/12/2026	2,900	2,555
Truist Financial Corp. 1.20%, 8/5/2025	4,000	3,638
		28,741
Capital Markets — 0.6%
Credit Suisse AG (Switzerland) 7.95%, 1/9/2025	6,500	6,564
Consumer Finance — 2.2%
American Express Co. (SOFR + 0.93%), 5.53%, 3/4/2025 (d)	5,000	5,036
American Honda Finance Corp. (ICE LIBOR USD 3 Month + 0.28%), 5.09%, 1/12/2024 (d)	10,000	9,988
Capital One Financial Corp. (SOFR + 1.37%), 4.17%, 5/9/2025 (d)	5,000	4,888
Toyota Motor Credit Corp. (SOFRINDX + 0.33%), 4.91%, 1/11/2024 (d)	5,000	4,998
		24,910
Diversified Telecommunication Services — 0.3%
AT&T, Inc. 1.65%, 2/1/2028	4,335	3,683
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Independent Power and Renewable Electricity Producers — 0.1%
Southern Power Co. 0.90%, 1/15/2026	1,780	1,574
Insurance — 2.4%
Athene Global Funding 0.95%, 1/8/2024 (a)	4,160	3,998
Metropolitan Life Global Funding I (SOFR + 0.32%), 4.90%, 1/7/2024 (a) (d)	10,000	10,014
Principal Life Global Funding II 0.88%, 1/12/2026 (a)	8,790	7,727
Protective Life Global Funding 1.17%, 7/15/2025 (a)	5,190	4,674
		26,413
Metals & Mining — 0.4%
Alrosa Finance SA (Russia) Series 2021-B, Class B Shares, 3.10%, 6/25/2027 (e)	4,635	4,451
Multi-Utilities — 0.5%
Dominion Energy, Inc. Series D, (ICE LIBOR USD 3 Month + 0.53%), 5.30%, 9/15/2023 (d)	6,000	6,000
Oil, Gas & Consumable Fuels — 0.1%
Phillips 66 Co. 2.45%, 12/15/2024 (a)	1,585	1,495
Personal Products — 0.5%
GSK Consumer Healthcare Capital US LLC (SOFR + 0.89%), 5.48%, 3/24/2024 (d)	5,000	4,986
Specialty Retail — 0.3%
Home Depot, Inc. (The) 0.90%, 3/15/2028	3,915	3,242
Total Corporate Bonds (Cost $120,112)		114,680
Mortgage-Backed Securities — 8.5%
FHLMC Gold Pools, Other Pool # U49009, 3.00%, 8/1/2028	1,074	1,009
FHLMC UMBS, 30 Year
Pool # RA2459, 4.00%, 4/1/2050	5,268	4,996
Pool # RA2904, 3.00%, 6/1/2050	4,989	4,428
Pool # RA2970, 2.50%, 7/1/2050	5,796	4,945
Pool # RA7683, 5.00%, 7/1/2052 (f)	6,527	6,439
Pool # SD1787, 5.00%, 10/1/2052	3,921	3,963
FNMA UMBS, 15 Year Pool # AD1969, 4.00%, 2/1/2025	202	197
FNMA UMBS, 20 Year
Pool # 254911, 5.00%, 10/1/2023	44	44
Pool # MA1338, 3.00%, 2/1/2033	956	885
Pool # MA1401, 3.00%, 4/1/2033	371	343
Pool # MA1490, 3.00%, 7/1/2033	1,222	1,130
FNMA UMBS, 30 Year
Pool # 50748, 7.50%, 6/1/2023	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

234	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # 995724, 6.00%, 4/1/2039	161	167
Pool # AD0588, 5.00%, 12/1/2039	794	803
Pool # AD9721, 5.50%, 8/1/2040	176	176
Pool # BM3048, 4.00%, 10/1/2042	3,312	3,251
Pool # AS4592, 4.00%, 2/1/2045	5,250	5,034
Pool # BM5560, 4.00%, 1/1/2046	3,969	3,896
Pool # CA0411, 4.00%, 9/1/2047	3,789	3,697
Pool # BK0888, 4.00%, 7/1/2048	10,561	10,093
Pool # CA2489, 4.50%, 10/1/2048	668	649
Pool # BP7345, 3.00%, 6/1/2050	6,469	5,735
Pool # BQ7436, 3.00%, 9/1/2051	4,386	3,863
Pool # BQ7454, 3.00%, 12/1/2051	5,919	5,215
Pool # FS2898, 4.50%, 9/1/2052	5,789	5,594
Pool # FS3051, 5.00%, 10/1/2052	3,855	3,897
Pool # FS3421, 5.00%, 12/1/2052 (f)	6,955	6,861
FNMA, Other Pool # BK7908, 4.00%, 11/1/2048	415	389
GNMA I, 15 Year Pool # 723171, 4.50%, 10/15/2024	101	100
GNMA II, 30 Year
Pool # 1429, 7.50%, 10/20/2023	—	—
Pool # CG5224, 3.50%, 8/20/2051	9,311	8,375
Total Mortgage-Backed Securities (Cost $105,106)		96,174
	SHARES (000)
Short-Term Investments — 8.7%
Investment Companies — 8.7%
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.66% (g) (h) (Cost $98,156)	98,144	98,193
Total Investments — 101.1% (Cost $1,185,969)		1,136,417
Liabilities in Excess of Other Assets — (1.1)%		(12,729)
NET ASSETS — 100.0%		1,123,688

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ABS	Asset-Backed Securities
CLO	Collateralized Loan Obligations
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IF
Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of
February 28, 2023. The rate may be subject to a cap and floor.

IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
PO
Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying
mortgages of these securities increase, the yield on these
securities increases.

REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
SOFRINDX	Compounding index of the Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

‡	Value determined using significant unobservable inputs.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and
prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2023.

(c)
Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future
contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 28, 2023.

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2023.
(e)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(f)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	235

JPMorgan Limited Duration Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
(g)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(h)	The rate shown is the current yield as of February 28, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

236	J.P. Morgan Income Funds	February 28, 2023

JPMorgan Mortgage-Backed Securities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — 55.1%
Camson Port Pool # BS7816, 4.45%, 9/1/2034 (a)	3,663	3,559
FHLMC
Pool # 781087, ARM, 4.35%, 12/1/2033 (b)	36	35
Pool # 1B1665, ARM, 2.82%, 4/1/2034 (b)	13	13
Pool # 782979, ARM, 4.38%, 1/1/2035 (b)	39	40
Pool # 1B2844, ARM, 2.23%, 3/1/2035 (b)	21	21
Pool # 1Q0007, ARM, 6.01%, 12/1/2035 (b)	15	15
Pool # 972200, ARM, 3.65%, 3/1/2036 (b)	37	36
Pool # 1J1380, ARM, 4.39%, 3/1/2036 (b)	9	9
Pool # 1H2618, ARM, 3.25%, 5/1/2036 (b)	30	30
Pool # 1G2557, ARM, 3.35%, 6/1/2036 (b)	50	51
Pool # 1A1085, ARM, 5.10%, 8/1/2036 (b)	29	29
Pool # 1Q0105, ARM, 4.03%, 9/1/2036 (b)	14	14
Pool # 1N0249, ARM, 4.14%, 10/1/2036 (b)	11	11
Pool # 1J1348, ARM, 4.44%, 10/1/2036 (b)	97	96
Pool # 1A1096, ARM, 4.57%, 10/1/2036 (b)	83	84
Pool # 1J1378, ARM, 3.89%, 11/1/2036 (b)	35	34
Pool # 1G2671, ARM, 3.97%, 11/1/2036 (b)	45	44
Pool # 1Q0737, ARM, 3.99%, 11/1/2036 (b)	33	33
Pool # 782760, ARM, 4.30%, 11/1/2036 (b)	53	54
Pool # 1G1386, ARM, 4.19%, 12/1/2036 (b)	17	17
Pool # 1J1516, ARM, 3.16%, 2/1/2037 (b)	19	19
Pool # 1G1555, ARM, 3.61%, 2/1/2037 (b)	11	11
Pool # 1Q0739, ARM, 5.25%, 3/1/2037 (b)	37	38
Pool # 1Q0697, ARM, 4.69%, 5/1/2037 (b)	37	38
Pool # 1G2229, ARM, 4.02%, 9/1/2037 (b)	19	19
Pool # 1K0134, ARM, 4.35%, 10/1/2037 (b)	5	5
Pool # 1Q0722, ARM, 3.52%, 4/1/2038 (b)	23	23
Pool # 1Q0789, ARM, 3.51%, 5/1/2038 (b)	4	4
FHLMC Gold Pools, 20 Year
Pool # C91042, 5.50%, 5/1/2027	144	144
Pool # C91158, 6.50%, 1/1/2028	71	71
Pool # C91180, 5.50%, 3/1/2028	62	62
Pool # D98938, 4.00%, 2/1/2032	350	336
FHLMC Gold Pools, 30 Year
Pool # C18115, 6.00%, 11/1/2028	1	1
Pool # C00701, 6.50%, 1/1/2029	14	14
Pool # G03029, 6.00%, 10/1/2029	21	21
Pool # C68485, 7.00%, 7/1/2032	15	15
Pool # G01448, 7.00%, 8/1/2032	26	27
Pool # C75791, 5.50%, 1/1/2033	37	38
Pool # C01735, 4.00%, 10/1/2033	45	44
Pool # A13625, 5.50%, 10/1/2033	146	150
Pool # A16253, 6.00%, 11/1/2033	13	14
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # A16843, 6.00%, 12/1/2033	38	39
Pool # A24712, 6.50%, 7/1/2034	18	19
Pool # A28796, 6.50%, 11/1/2034	47	49
Pool # A46417, 7.00%, 4/1/2035	182	189
Pool # A46987, 5.50%, 7/1/2035	319	328
Pool # A80290, 5.00%, 11/1/2035	378	381
Pool # G05713, 6.50%, 12/1/2035	301	313
Pool # A54679, 6.50%, 6/1/2036	19	19
Pool # C02637, 7.00%, 10/1/2036	135	137
Pool # C02660, 6.50%, 11/1/2036	48	50
Pool # G04077, 6.50%, 3/1/2038	91	96
Pool # G05190, 7.50%, 9/1/2038	14	14
Pool # C03466, 5.50%, 3/1/2040	75	77
Pool # A93511, 5.00%, 8/1/2040	573	576
Pool # G06493, 4.50%, 5/1/2041	942	936
Pool # G60039, 3.00%, 4/1/2043	3,816	3,458
Pool # G60105, 5.00%, 6/1/2044	1,311	1,322
Pool # Q37784, 3.50%, 12/1/2045	1,176	1,094
Pool # Q39412, 3.50%, 3/1/2046	545	509
Pool # Q40797, 3.50%, 5/1/2046	1,438	1,335
Pool # Q40922, 3.50%, 6/1/2046	458	426
Pool # Q42079, 3.50%, 7/1/2046	893	828
Pool # V84637, 4.00%, 9/1/2048	424	406
Pool # Q61709, 4.50%, 2/1/2049	1,067	1,046
Pool # Q62088, 4.50%, 2/1/2049	579	575
FHLMC Gold Pools, Other
Pool # G20027, 10.00%, 10/1/2030	2	2
Pool # B90491, 7.50%, 1/1/2032	70	71
Pool # WA1626, 3.45%, 8/1/2032	8,553	7,934
Pool # WN1179, 3.85%, 9/1/2032	4,000	3,818
Pool # U80047, 4.00%, 9/1/2032	280	266
Pool # U80068, 3.50%, 10/1/2032	322	307
Pool # U80125, 3.50%, 1/1/2033	957	912
Pool # U80173, 3.50%, 1/1/2033	802	766
Pool # U80265, 3.50%, 4/1/2033	1,002	951
Pool # L10224, 6.00%, 12/1/2034	104	104
Pool # H00158, 6.00%, 4/1/2036	191	189
Pool # L10291, 6.50%, 11/1/2036	150	154
Pool # P51353, 6.50%, 11/1/2036	100	102
Pool # P50595, 6.50%, 12/1/2036	256	265
Pool # P51361, 6.50%, 12/1/2036	65	67
Pool # G20028, 7.50%, 12/1/2036	79	80
Pool # G80365, 6.50%, 10/17/2038	115	116
Pool # U90690, 3.50%, 6/1/2042	2,607	2,430
Pool # U90975, 4.00%, 6/1/2042	1,616	1,552
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	237

JPMorgan Mortgage-Backed Securities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # T65101, 4.00%, 10/1/2042	454	420
Pool # U90378, 4.00%, 11/1/2042	2,392	2,297
Pool # U90542, 4.00%, 12/1/2042	761	726
Pool # U91449, 4.00%, 5/1/2043	2,411	2,310
Pool # U99051, 3.50%, 6/1/2043	349	325
Pool # U99134, 4.00%, 1/1/2046	1,420	1,360
Pool # U69030, 4.50%, 1/1/2046	977	962
Pool # U69039, 4.00%, 2/1/2046	2,071	1,985
FHLMC UMBS, 20 Year
Pool # SC0104, 3.50%, 8/1/2035	4,242	4,054
Pool # ZT1675, 3.50%, 4/1/2037	2,456	2,329
FHLMC UMBS, 30 Year
Pool # RA1617, 3.50%, 8/1/2049	769	707
Pool # RA1623, 4.00%, 9/1/2049	1,823	1,750
Pool # QA5403, 4.00%, 11/1/2049	791	755
Pool # QA5096, 4.00%, 12/1/2049	1,232	1,171
Pool # QA5982, 4.00%, 12/1/2049	945	898
Pool # RA2008, 4.00%, 1/1/2050	2,472	2,355
Pool # QA7351, 3.00%, 2/1/2050	341	303
Pool # RA2272, 3.50%, 2/1/2050	17,598	16,438
Pool # QB0097, 4.00%, 5/1/2050	680	657
Pool # RA4515, 4.00%, 2/1/2051	5,954	5,658
Pool # QC2209, 3.50%, 5/1/2051	2,048	1,873
Pool # QE5028, 5.00%, 6/1/2052	1,063	1,048
Pool # QE4140, 5.50%, 6/1/2052	5,773	5,807
Pool # SD1725, 4.00%, 10/1/2052 (a)	14,855	13,975
Pool # SD1713, 5.00%, 10/1/2052 (a)	9,932	9,824
FNMA
Pool # 54844, ARM, 3.37%, 9/1/2027 (b)	2	2
Pool # 303532, ARM, 4.10%, 3/1/2029 (b)	4	3
Pool # BS7882, 4.56%, 1/1/2031 (a)	3,571	3,536
Pool # BS7884, 4.03%, 5/1/2031 (a)	5,455	5,421
Pool # 555258, ARM, 3.65%, 1/1/2033 (b)	37	36
Pool # 686040, ARM, 3.66%, 7/1/2033 (b)	60	60
Pool # 722421, ARM, 3.66%, 7/1/2033 (b)	3	3
Pool # 746299, ARM, 4.06%, 9/1/2033 (b)	37	37
Pool # 743546, ARM, 3.73%, 11/1/2033 (b)	114	112
Pool # 766610, ARM, 3.97%, 1/1/2034 (b)	14	14
Pool # 735648, ARM, 3.99%, 2/1/2034 (b)	14	14
Pool # 770377, ARM, 2.35%, 4/1/2034 (b)	17	17
Pool # 751531, ARM, 3.34%, 5/1/2034 (b)	49	49
Pool # 778908, ARM, 3.68%, 6/1/2034 (b)	24	24
Pool # 800422, ARM, 3.46%, 8/1/2034 (b)	115	112
Pool # 735332, ARM, 3.85%, 8/1/2034 (b)	32	32
Pool # 790964, ARM, 3.90%, 9/1/2034 (b)	13	13
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # 735740, ARM, 3.19%, 10/1/2034 (b)	34	34
Pool # 794797, ARM, 3.54%, 10/1/2034 (b)	34	34
Pool # 803599, ARM, 3.83%, 10/1/2034 (b)	47	46
Pool # 803594, ARM, 3.84%, 10/1/2034 (b)	19	19
Pool # 896463, ARM, 4.32%, 10/1/2034 (b)	88	89
Pool # 810896, ARM, 4.90%, 1/1/2035 (b)	225	226
Pool # 816594, ARM, 5.79%, 2/1/2035 (b)	10	10
Pool # 745862, ARM, 3.52%, 4/1/2035 (b)	57	57
Pool # 735539, ARM, 3.96%, 4/1/2035 (b)	151	153
Pool # 821378, ARM, 3.04%, 5/1/2035 (b)	36	35
Pool # 823660, ARM, 3.15%, 5/1/2035 (b)	31	30
Pool # 821179, ARM, 3.19%, 5/1/2035 (b)	8	7
Pool # 745766, ARM, 3.88%, 6/1/2035 (b)	23	23
Pool # 832801, ARM, 3.89%, 9/1/2035 (b)	24	24
Pool # 849251, ARM, 4.71%, 1/1/2036 (b)	24	23
Pool # 920843, ARM, 4.58%, 3/1/2036 (b)	391	400
Pool # 872825, ARM, 4.09%, 6/1/2036 (b)	37	38
Pool # 892868, ARM, 4.02%, 7/1/2036 (b)	34	33
Pool # 886558, ARM, 4.02%, 8/1/2036 (b)	32	32
Pool # 920547, ARM, 3.10%, 9/1/2036 (b)	96	97
Pool # 894239, ARM, 4.18%, 10/1/2036 (b)	23	23
Pool # 900191, ARM, 4.33%, 10/1/2036 (b)	17	17
Pool # 902818, ARM, 4.20%, 11/1/2036 (b)	1	—
Pool # 902955, ARM, 4.05%, 12/1/2036 (b)	21	21
Pool # 995919, ARM, 3.91%, 7/1/2037 (b)	26	27
Pool # 938346, ARM, 4.04%, 7/1/2037 (b)	14	13
Pool # AD0085, ARM, 3.49%, 11/1/2037 (b)	30	31
Pool # AD0179, ARM, 4.32%, 12/1/2037 (b)	30	31
Pool # 966946, ARM, 4.29%, 1/1/2038 (b)	12	12
FNMA UMBS, 15 Year
Pool # 995456, 6.50%, 2/1/2024	3	3
Pool # AD0133, 5.00%, 8/1/2024	4	4
Pool # AX7598, 3.00%, 1/1/2030	1,219	1,151
FNMA UMBS, 20 Year
Pool # 889889, 6.50%, 7/1/2024	—	—
Pool # 257055, 6.50%, 12/1/2027	38	39
Pool # AE0049, 6.00%, 9/1/2029	38	38
Pool # MA0602, 3.50%, 12/1/2030	452	437
Pool # AP3582, 3.50%, 8/1/2032	614	587
Pool # AB9830, 3.50%, 7/1/2033	3,074	2,938
Pool # AL6238, 4.00%, 1/1/2035	950	927
FNMA UMBS, 30 Year
Pool # 689977, 8.00%, 3/1/2027	14	14
Pool # 695533, 8.00%, 6/1/2027	8	8
Pool # 756020, 8.50%, 12/1/2027	3	3
SEE NOTES TO FINANCIAL STATEMENTS.

238	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # 527285, 7.00%, 11/1/2028	1	1
Pool # 755973, 8.00%, 11/1/2028	45	46
Pool # 455759, 6.00%, 12/1/2028	8	8
Pool # 776702, 4.50%, 5/1/2029	10	10
Pool # 889020, 6.50%, 11/1/2029	50	51
Pool # 567036, 8.50%, 2/1/2030	18	18
Pool # 598559, 6.50%, 8/1/2031	24	25
Pool # 613000, 7.00%, 11/1/2031	22	21
Pool # 610591, 7.00%, 1/1/2032	31	30
Pool # 788150, 6.00%, 3/1/2032	10	10
Pool # 649734, 7.00%, 6/1/2032	6	6
Pool # 668825, 7.00%, 8/1/2032	5	5
Pool # 682078, 5.50%, 11/1/2032	152	156
Pool # 668562, 6.00%, 12/1/2032	25	25
Pool # 675555, 6.00%, 12/1/2032	10	10
Pool # AL0045, 6.00%, 12/1/2032	135	139
Pool # 357363, 5.50%, 3/1/2033	193	198
Pool # 674349, 6.00%, 3/1/2033	9	9
Pool # 688625, 6.00%, 3/1/2033	11	11
Pool # 688655, 6.00%, 3/1/2033	4	4
Pool # 695584, 6.00%, 3/1/2033	5	5
Pool # 702901, 6.00%, 5/1/2033	131	135
Pool # 695403, 5.00%, 6/1/2033	82	83
Pool # 995656, 7.00%, 6/1/2033	96	99
Pool # 723852, 5.00%, 7/1/2033	31	31
Pool # 729296, 5.00%, 7/1/2033	95	96
Pool # 726912, 4.00%, 8/1/2033	3	3
Pool # 753696, 4.00%, 8/1/2033	18	17
Pool # 729379, 6.00%, 8/1/2033	16	16
Pool # 726914, 6.50%, 8/1/2033	8	8
Pool # 737825, 6.00%, 9/1/2033	29	30
Pool # AA7943, 4.00%, 10/1/2033	279	269
Pool # 750977, 4.50%, 11/1/2033	19	19
Pool # 725017, 5.50%, 12/1/2033	192	198
Pool # 759424, 5.50%, 1/1/2034	57	59
Pool # 751182, 5.50%, 3/1/2034	39	40
Pool # 751341, 5.50%, 3/1/2034	13	13
Pool # 767378, 5.50%, 3/1/2034	17	17
Pool # 776565, 4.00%, 4/1/2034	147	142
Pool # AC1317, 4.50%, 9/1/2034	146	144
Pool # 820347, 5.00%, 9/1/2035	33	33
Pool # 745281, 6.00%, 1/1/2036	25	25
Pool # 888417, 6.50%, 1/1/2036	48	49
Pool # 833629, 7.00%, 3/1/2036	18	18
Pool # 893268, 6.50%, 8/1/2036	62	63
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # 833657, 7.50%, 8/1/2036	10	11
Pool # AA0922, 6.00%, 9/1/2036	142	147
Pool # 878225, 6.50%, 10/1/2036	31	32
Pool # 985683, 8.00%, 10/1/2036	80	84
Pool # 888476, 7.50%, 5/1/2037	23	24
Pool # 945870, 6.50%, 8/1/2037	47	48
Pool # 946338, 7.00%, 9/1/2037	39	40
Pool # 888707, 7.50%, 10/1/2037	67	71
Pool # 889883, 6.50%, 3/1/2038	57	59
Pool # AC9081, 6.50%, 9/1/2038	100	107
Pool # 909236, 7.00%, 9/1/2038	277	294
Pool # 934591, 7.00%, 10/1/2038	37	40
Pool # AB2869, 6.00%, 11/1/2038	206	213
Pool # 995504, 7.50%, 11/1/2038	18	19
Pool # 257510, 7.00%, 12/1/2038	108	115
Pool # AD0753, 7.00%, 1/1/2039	187	199
Pool # 890661, 7.00%, 2/1/2039	797	821
Pool # AD0780, 7.50%, 4/1/2039	380	402
Pool # AD6377, 5.50%, 5/1/2040	59	60
Pool # AD4951, 5.00%, 7/1/2040	1,196	1,206
Pool # BM5364, 4.00%, 4/1/2042	1,468	1,412
Pool # AL6839, 5.00%, 4/1/2042	731	737
Pool # AR8128, 3.50%, 3/1/2043	1,131	1,061
Pool # AL8256, 3.00%, 8/1/2043	2,483	2,247
Pool # AZ8089, 4.00%, 7/1/2045	374	360
Pool # BA2343, 4.00%, 9/1/2045	1,720	1,650
Pool # BC9441, 3.50%, 4/1/2046	236	219
Pool # BC6982, 4.00%, 4/1/2046	1,308	1,254
Pool # BD0299, 3.50%, 5/1/2046	350	326
Pool # BC1249, 3.50%, 6/1/2046	241	223
Pool # BD1243, 3.50%, 6/1/2046	464	431
Pool # BD3066, 3.50%, 7/1/2046	546	507
Pool # BD3088, 3.50%, 7/1/2046	353	327
Pool # BD5248, 3.50%, 8/1/2046	1,205	1,118
Pool # BD7764, 3.50%, 9/1/2046	767	711
Pool # BE5870, 3.50%, 1/1/2047	1,833	1,716
Pool # BH4665, 4.00%, 6/1/2047	2,865	2,740
Pool # BH7626, 4.00%, 8/1/2047	1,133	1,082
Pool # BM3500, 4.00%, 9/1/2047	1,574	1,531
Pool # BH7663, 4.00%, 10/1/2047	2,265	2,184
Pool # BJ1778, 4.50%, 10/1/2047	617	606
Pool # BM3044, 4.00%, 11/1/2047	1,895	1,817
Pool # BE8351, 4.00%, 2/1/2048	549	525
Pool # BM3455, 4.50%, 2/1/2048	1,215	1,201
Pool # BK7006, 4.50%, 6/1/2048	397	390
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	239

JPMorgan Mortgage-Backed Securities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # BD9084, 4.50%, 7/1/2048	1,275	1,253
Pool # BK9303, 4.00%, 8/1/2048	1,372	1,336
Pool # CA4662, 3.50%, 9/1/2048	2,297	2,132
Pool # 890863, 5.00%, 9/1/2048	1,838	1,895
Pool # BN1829, 4.50%, 10/1/2048	940	922
Pool # BN4960, 5.00%, 12/1/2048	424	424
Pool # BM5430, 5.00%, 1/1/2049	2,262	2,269
Pool # BN5013, 5.00%, 1/1/2049	2,304	2,311
Pool # BN6788, 4.50%, 2/1/2049	444	434
Pool # BK0317, 4.00%, 3/1/2049	1,332	1,271
Pool # BO0719, 5.00%, 6/1/2049	1,417	1,417
Pool # BO0721, 5.00%, 6/1/2049	1,444	1,445
Pool # BO0722, 5.00%, 6/1/2049	501	516
Pool # BO4276, 3.50%, 7/1/2049	2,326	2,191
Pool # BO4277, 3.50%, 7/1/2049	3,897	3,664
Pool # BO4280, 4.00%, 7/1/2049	2,289	2,213
Pool # BN8529, 4.50%, 7/1/2049	425	422
Pool # BO3436, 4.50%, 7/1/2049	1,983	1,981
Pool # BO0718, 5.00%, 7/1/2049	1,664	1,669
Pool # BO0720, 5.00%, 7/1/2049	1,535	1,533
Pool # BO2496, 5.00%, 7/1/2049	2,763	2,763
Pool # BO2497, 5.00%, 7/1/2049	2,307	2,316
Pool # BO2498, 5.00%, 7/1/2049	2,400	2,417
Pool # BO2499, 5.00%, 7/1/2049	451	463
Pool # BO3408, 5.00%, 7/1/2049	593	589
Pool # BO3749, 4.00%, 8/1/2049	1,798	1,757
Pool # BO3999, 4.00%, 8/1/2049	827	786
Pool # BO2495, 5.00%, 8/1/2049	2,358	2,365
Pool # BK8769, 3.50%, 10/1/2049	1,421	1,308
Pool # CA4363, 4.00%, 10/1/2049	1,201	1,146
Pool # BO2888, 4.00%, 11/1/2049	1,364	1,309
Pool # BO4387, 4.00%, 11/1/2049	1,696	1,616
Pool # FM2526, 4.00%, 12/1/2049	2,711	2,642
Pool # BP1128, 4.00%, 1/1/2050	810	770
Pool # BP1132, 4.00%, 1/1/2050	900	864
Pool # BP1141, 4.00%, 1/1/2050	278	264
Pool # BP1847, 4.50%, 1/1/2050	1,628	1,628
Pool # BP6363, 3.00%, 4/1/2050	5,245	4,649
Pool # BP5296, 3.50%, 4/1/2050	3,281	3,024
Pool # BP5302, 4.00%, 4/1/2050	1,749	1,654
Pool # BP8337, 3.00%, 5/1/2050	4,196	3,829
Pool # CA5729, 3.00%, 5/1/2050	6,120	5,422
Pool # BP8338, 3.00%, 6/1/2050	3,607	3,291
Pool # BK2693, 3.50%, 6/1/2050	766	703
Pool # BP9337, 3.50%, 6/1/2050	3,036	2,912
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BP9950, 3.50%, 6/1/2050	2,682	2,459
Pool # CA6361, 2.50%, 7/1/2050	3,773	3,251
Pool # CA6430, 3.50%, 7/1/2050	5,856	5,385
Pool # BO4410, 3.00%, 8/1/2050	4,291	3,795
Pool # BQ1646, 3.00%, 8/1/2050	3,408	3,057
Pool # FM4311, 3.00%, 8/1/2050	3,692	3,286
Pool # BQ2143, 2.50%, 9/1/2050	9,664	8,212
Pool # BQ4113, 3.00%, 9/1/2050	1,888	1,671
Pool # BQ5586, 3.00%, 10/1/2050	3,287	2,904
Pool # BR0870, 3.50%, 2/1/2051	1,193	1,092
Pool # FM9961, 3.00%, 12/1/2051	9,646	8,493
Pool # BV3570, 3.00%, 2/1/2052	1,048	925
Pool # FS0917, 3.50%, 2/1/2052 (a)	9,292	8,478
Pool # FS0882, 2.50%, 3/1/2052	7,530	6,440
Pool # BV3283, 3.00%, 3/1/2052	8,659	7,624
Pool # CB3025, 3.50%, 3/1/2052 (a)	11,620	10,592
Pool # BV3269, 3.50%, 3/1/2052	1,600	1,459
Pool # BV3276, 3.50%, 3/1/2052	3,016	2,750
Pool # BV9064, 3.50%, 4/1/2052	8,377	7,635
Pool # BW5359, 4.00%, 6/1/2052	2,224	2,107
Pool # BW3203, 5.00%, 6/1/2052	1,191	1,189
Pool # BW4016, 5.00%, 6/1/2052	1,726	1,726
Pool # BW4019, 5.00%, 6/1/2052	2,035	2,035
Pool # BW4041, 5.00%, 6/1/2052	998	995
Pool # BV7853, 5.00%, 7/1/2052	2,021	1,987
Pool # BW4042, 5.00%, 7/1/2052	1,805	1,780
Pool # BW5398, 5.00%, 7/1/2052	1,013	1,009
Pool # CB4587, 4.50%, 9/1/2052	5,625	5,423
Pool # BX2815, 4.50%, 10/1/2052	1,988	1,951
Pool # BW6968, 4.00%, 1/1/2053	2,715	2,552
FNMA, 30 Year
Pool # 535183, 8.00%, 6/1/2028	1	1
Pool # 252155, 7.00%, 10/1/2028	12	13
Pool # 252334, 6.50%, 2/1/2029	44	45
Pool # 252409, 6.50%, 3/1/2029	40	40
Pool # 535442, 8.50%, 6/1/2030	1	1
Pool # 653815, 7.00%, 2/1/2033	13	13
Pool # 752786, 6.00%, 9/1/2033	26	26
Pool # 954255, 6.50%, 8/1/2037	358	362
Pool # 931717, 6.50%, 8/1/2039	186	188
Pool # CA3030, 4.50%, 1/1/2049	5,296	5,055
Pool # CA4047, 4.00%, 8/1/2049	5,893	5,472
Pool # CA4520, 3.50%, 11/1/2049	4,554	4,126
Pool # CB4014, 4.50%, 7/1/2052 (a)	990	933
SEE NOTES TO FINANCIAL STATEMENTS.

240	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
FNMA, Other
Pool # AM7321, 3.12%, 11/1/2026	907	860
Pool # AN4571, 3.07%, 2/1/2027	1,641	1,549
Pool # AM8745, 2.81%, 5/1/2027	1,574	1,466
Pool # AM8987, 2.79%, 6/1/2027	851	792
Pool # 109421, 3.75%, 9/1/2028	1,884	1,806
Pool # BL0920, 3.82%, 9/1/2028	2,380	2,299
Pool # BL0819, 3.95%, 12/1/2028	5,075	4,915
Pool # AN4154, 3.17%, 1/1/2029	6,060	5,623
Pool # AN4349, 3.35%, 1/1/2029	2,966	2,784
Pool # BS5292, 2.53%, 5/1/2029	22,121	19,797
Pool # BS7764, 4.08%, 5/1/2029	2,207	2,149
Pool # AN5989, 3.21%, 7/1/2029	2,875	2,659
Pool # AN8154, 3.17%, 2/1/2030	6,176	5,681
Pool # AM7516, 3.55%, 2/1/2030	2,000	1,881
Pool # BS7348, 5.08%, 2/1/2030	6,000	6,178
Pool # AN6878, 3.11%, 4/1/2030	876	803
Pool # BS6827, 4.19%, 5/1/2030	3,988	3,904
Pool # BS5224, 2.52%, 7/1/2030	5,069	4,430
Pool # BS5389, 3.03%, 11/1/2030	11,240	10,173
Pool # AN0099, 3.28%, 11/1/2030	6,712	6,182
Pool # BS7750, 4.24%, 12/1/2030	4,000	3,933
Pool # BS7571, 4.59%, 12/1/2030	5,597	5,624
Pool # BS6828, 4.07%, 1/1/2031	5,048	4,900
Pool # BS5378, 3.45%, 4/1/2031	2,508	2,334
Pool # BS2915, 1.87%, 5/1/2031	7,612	6,268
Pool # AN1676, 2.99%, 5/1/2031	3,737	3,374
Pool # AI2479, 5.00%, 5/1/2031	113	112
Pool # BS2035, 1.84%, 6/1/2031	10,000	8,221
Pool # BS7362, 5.14%, 6/1/2031	4,000	4,121
Pool # BS2422, 1.67%, 7/1/2031	12,000	9,660
Pool # BS7268, 5.05%, 8/1/2031	2,000	2,061
Pool # BS2898, 1.56%, 9/1/2031	20,203	16,053
Pool # BS4279, 2.00%, 9/1/2031	6,749	5,627
Pool # BS5371, 3.16%, 10/1/2031	5,705	5,168
Pool # BS6765, 4.24%, 11/1/2031	4,238	4,170
Pool # BS4525, 1.94%, 1/1/2032	8,500	6,947
Pool # BS4030, 1.96%, 1/1/2032	10,000	8,262
Pool # BS4315, 1.98%, 1/1/2032	16,418	13,525
Pool # BS4142, 2.13%, 1/1/2032	7,851	6,619
Pool # AN3104, 2.75%, 2/1/2032	9,260	8,053
Pool # BL1054, 4.25%, 2/1/2032	1,714	1,667
Pool # BM7037, 1.75%, 3/1/2032 (b)	19,194	15,436
Pool # BS4654, 2.39%, 3/1/2032	4,916	4,206
Pool # BS5130, 2.55%, 4/1/2032	4,928	4,285
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BS5193, 2.62%, 4/1/2032	8,053	6,985
Pool # BS5259, 2.84%, 4/1/2032	10,000	8,854
Pool # BS5231, 2.54%, 5/1/2032	8,400	7,243
Pool # BS5452, 3.09%, 5/1/2032	9,070	8,168
Pool # BS5643, 3.62%, 5/1/2032	3,558	3,343
Pool # BS6091, 3.68%, 7/1/2032	2,184	2,064
Pool # BS6195, 4.12%, 7/1/2032	4,911	4,808
Pool # BS4203, 2.36%, 8/1/2032	6,000	5,061
Pool # AN6123, 3.06%, 8/1/2032	800	717
Pool # BS6301, 3.67%, 8/1/2032	21,407	20,224
Pool # BS6611, 3.72%, 8/1/2032	8,944	8,491
Pool # BS6425, 3.88%, 8/1/2032	6,187	5,945
Pool # BS6269, 4.03%, 8/1/2032	1,794	1,743
Pool # BS7247, 5.19%, 8/1/2032	4,000	4,183
Pool # BS6335, 3.75%, 9/1/2032	8,240	7,838
Pool # BS6331, 3.76%, 9/1/2032	7,700	7,328
Pool # BS6440, 3.78%, 9/1/2032	8,185	7,802
Pool # BS6339, 3.80%, 9/1/2032	11,723	11,193
Pool # BS6697, 4.12%, 9/1/2032	4,374	4,274
Pool # BS6698, 4.12%, 9/1/2032	6,911	6,761
Pool # AN6651, 2.94%, 10/1/2032	629	562
Pool # BS6398, 3.87%, 10/1/2032	1,233	1,183
Pool # BS6995, 4.18%, 11/1/2032	5,080	5,003
Pool # BS6849, 4.23%, 11/1/2032	3,987	3,934
Pool # BS7006, 4.79%, 11/1/2032	4,655	4,795
Pool # BS6994, 4.85%, 11/1/2032	2,000	2,072
Pool # BS7223, 5.09%, 11/1/2032	4,000	4,189
Pool # BS7292, 5.60%, 11/1/2032	2,573	2,754
Pool # BS7001, 4.36%, 12/1/2032	6,105	6,089
Pool # BS7090, 4.45%, 12/1/2032	6,430	6,463
Pool # BS7095, 4.80%, 12/1/2032	3,881	4,005
Pool # BS7320, 4.88%, 12/1/2032	12,000	12,359
Pool # BS7318, 4.94%, 12/1/2032	1,497	1,542
Pool # BS7182, 5.11%, 12/1/2032	6,000	6,291
Pool # BS7267, 5.18%, 12/1/2032	2,380	2,498
Pool # AD8548, 5.50%, 1/1/2033	143	142
Pool # AR7484, 3.50%, 2/1/2033	732	698
Pool # BS7371, 5.02%, 3/1/2033	1,020	1,058
Pool # BS2088, 2.02%, 5/1/2033	6,322	5,168
Pool # AT7117, 3.50%, 6/1/2033	910	862
Pool # BS2389, 1.86%, 7/1/2033	18,000	14,118
Pool # BS2933, 1.82%, 9/1/2033	6,500	5,090
Pool # 754922, 5.50%, 9/1/2033	25	25
Pool # BS3445, 1.88%, 10/1/2033	9,745	7,894
Pool # BL0466, 3.69%, 10/1/2033	3,000	2,819
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	241

JPMorgan Mortgage-Backed Securities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # 109738, 3.78%, 10/1/2033	4,825	4,564
Pool # BS3315, 1.82%, 11/1/2033	23,000	17,936
Pool # 762520, 4.00%, 11/1/2033	122	117
Pool # BS4163, 2.04%, 1/1/2034	9,710	7,952
Pool # BS4911, 2.49%, 4/1/2034	3,939	3,337
Pool # BS4985, 2.61%, 4/1/2034	5,200	4,388
Pool # BS5184, 2.67%, 4/1/2034	3,288	2,751
Pool # BS5237, 2.86%, 4/1/2034	9,007	7,719
Pool # BS7836, 4.75%, 4/1/2034 (a)	3,213	3,190
Pool # BS5314, 3.29%, 9/1/2034	5,401	4,788
Pool # BS6427, 3.75%, 9/1/2034	9,130	8,514
Pool # AM9188, 3.12%, 6/1/2035	2,000	1,739
Pool # BS5018, 2.88%, 10/1/2035	4,358	3,571
Pool # 847108, 6.50%, 10/1/2035	52	52
Pool # 881628, 5.00%, 1/1/2036	7	7
Pool # 256128, 6.00%, 2/1/2036	7	7
Pool # BS7254, 5.42%, 3/1/2036	1,967	2,030
Pool # 868763, 6.50%, 4/1/2036	7	7
Pool # 872740, 6.50%, 6/1/2036	31	31
Pool # BS4039, 2.37%, 12/1/2036	10,000	7,690
Pool # BS4040, 2.37%, 12/1/2036	11,965	9,201
Pool # 256651, 6.00%, 3/1/2037	14	14
Pool # 888408, 6.00%, 3/1/2037	28	28
Pool # 888373, 7.00%, 3/1/2037	32	32
Pool # BS5655, 3.87%, 6/1/2037	8,093	7,430
Pool # BS5763, 3.87%, 6/1/2037	8,000	7,344
Pool # 888796, 6.00%, 9/1/2037	92	92
Pool # 888698, 7.00%, 10/1/2037	44	45
Pool # AN7345, 3.21%, 11/1/2037	8,118	7,130
Pool # AN0304, 3.44%, 11/1/2037	1,587	1,461
Pool # BS6588, 4.18%, 4/1/2038	2,096	1,956
Pool # 257172, 5.50%, 4/1/2038	17	17
Pool # AD0810, 6.00%, 11/1/2039	—	—
Pool # AB1830, 3.50%, 11/1/2040	268	249
Pool # AL2606, 4.00%, 3/1/2042	132	122
Pool # AO6757, 4.00%, 6/1/2042	1,023	981
Pool # AO7225, 4.00%, 7/1/2042	622	597
Pool # AO9352, 4.00%, 7/1/2042	439	421
Pool # AO9353, 4.00%, 7/1/2042	522	501
Pool # AP0838, 4.00%, 7/1/2042	3,100	2,967
Pool # MA1125, 4.00%, 7/1/2042	238	228
Pool # MA1177, 3.50%, 9/1/2042	343	320
Pool # MA1178, 4.00%, 9/1/2042	698	669
Pool # MA1213, 3.50%, 10/1/2042	1,628	1,516
Pool # AR1397, 3.00%, 1/1/2043	780	706
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # AB8517, 3.00%, 2/1/2043	349	313
Pool # MA1373, 3.50%, 3/1/2043	1,807	1,682
Pool # MA1437, 3.50%, 5/1/2043	529	493
Pool # MA1442, 4.00%, 5/1/2043	1,293	1,238
Pool # MA1463, 3.50%, 6/1/2043	894	832
Pool # MA1552, 3.00%, 8/1/2043	623	557
Pool # MA1582, 3.50%, 9/1/2043	119	111
Pool # MA2434, 3.50%, 9/1/2045	653	608
Pool # MA2493, 3.50%, 12/1/2045	128	119
Pool # BC1157, 3.50%, 1/1/2046	574	539
Pool # MA2545, 3.50%, 2/1/2046	219	204
Pool # AS6970, 3.50%, 4/1/2046	1,393	1,296
Pool # BC8400, 3.50%, 5/1/2046	350	326
Pool # AS7424, 3.50%, 6/1/2046	837	780
Pool # MA2658, 3.50%, 6/1/2046	3,732	3,474
Pool # BF0491, 3.50%, 12/1/2054	15,374	14,271
Pool # BF0557, 2.50%, 12/1/2055	6,778	5,779
Pool # BF0141, 5.50%, 9/1/2056	8,158	8,429
Pool # BF0230, 5.50%, 1/1/2058	7,021	7,233
Pool # BF0271, 5.50%, 5/1/2058	4,133	4,232
Pool # BF0340, 5.00%, 1/1/2059	7,540	7,696
Pool # BF0464, 3.50%, 3/1/2060	5,485	5,043
Pool # BF0507, 3.00%, 9/1/2060	3,325	2,916
Pool # BM7075, 3.00%, 3/1/2061	4,751	4,116
Pool # BF0560, 2.50%, 9/1/2061	11,005	9,107
Pool # BF0562, 3.50%, 9/1/2061	9,301	8,414
Pool # BF0583, 4.00%, 12/1/2061	4,699	4,410
Pool # BF0586, 5.00%, 12/1/2061	3,770	3,711
Pool # BF0617, 2.50%, 3/1/2062	7,877	6,519
Pool # BF0604, 3.50%, 3/1/2062	4,122	3,729
Pool # BF0654, 3.00%, 6/1/2062	7,956	6,891
FNMA/FHLMC UMBS, Single Family, 30 Year TBA, 4.00%, 3/25/2053 (a)	40,000	37,544
GNMA I, 30 Year
Pool # 623185, 7.00%, 8/15/2023	1	1
Pool # 628407, 6.50%, 11/15/2023	1	1
Pool # 441957, 6.38%, 8/15/2026	11	12
Pool # 780653, 6.50%, 10/15/2027	123	126
Pool # 450038, 7.50%, 7/15/2028	4	4
Pool # 486537, 7.50%, 9/15/2028	2	2
Pool # 486631, 6.50%, 10/15/2028	1	1
Pool # 556255, 6.50%, 10/15/2031	29	30
Pool # 569568, 6.50%, 1/15/2032	118	122
Pool # 611453, 7.00%, 4/15/2032	8	8
Pool # 569423, 7.00%, 5/15/2032	33	33
SEE NOTES TO FINANCIAL STATEMENTS.

242	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # 591882, 6.50%, 7/15/2032	16	16
Pool # 552665, 7.00%, 7/15/2032	24	24
Pool # 782032, 7.00%, 10/15/2032	63	65
Pool # 591420, 7.50%, 1/15/2033	16	16
Pool # 607645, 6.50%, 2/15/2033	14	14
Pool # 604168, 6.50%, 4/15/2033	11	12
Pool # 615786, 7.00%, 5/15/2033	9	9
Pool # 781614, 7.00%, 6/15/2033	28	30
Pool # 638733, 7.00%, 3/15/2037	147	147
Pool # 759537, 3.49%, 1/15/2041	1,151	1,112
Pool # 759561, 3.49%, 1/15/2041	278	266
Pool # 759374, 3.49%, 2/15/2041	1,027	992
Pool # 762703, 3.49%, 2/15/2041	481	464
Pool # 762954, 2.99%, 3/15/2041	202	195
Pool # 763239, 2.99%, 3/15/2041	172	165
Pool # 762751, 3.49%, 3/15/2041	1,257	1,214
Pool # 762953, 3.49%, 3/15/2041	726	701
Pool # 762973, 3.49%, 3/15/2041	203	196
Pool # 763140, 3.13%, 4/15/2041	118	115
Pool # 763021, 3.49%, 4/15/2041	142	136
Pool # 763180, 3.49%, 4/15/2041	63	61
Pool # 380437, 3.13%, 5/15/2041	116	112
Pool # 770881, 3.13%, 5/15/2041	116	113
Pool # 763366, 3.49%, 5/15/2041	57	55
Pool # 770909, 2.99%, 6/15/2041	272	260
Pool # 380436, 3.38%, 6/15/2041	313	307
Pool # 770754, 3.38%, 6/15/2041	351	343
Pool # 770879, 3.38%, 6/15/2041	83	79
Pool # AT7652, 4.00%, 8/15/2046	1,096	1,060
Pool # 784450, 4.00%, 2/15/2048	4,329	4,134
Pool # BI6468, 5.00%, 12/15/2048	2,609	2,618
Pool # BM1750, 5.00%, 4/15/2049	1,540	1,545
Pool # BM4206, 5.00%, 4/15/2049	1,366	1,378
Pool # BM4207, 5.00%, 4/15/2049	774	779
Pool # BM4208, 5.00%, 4/15/2049	3,315	3,342
Pool # BM1957, 5.00%, 5/15/2049	2,215	2,223
Pool # BN4051, 5.00%, 6/15/2049	2,928	2,943
Pool # BN4052, 5.00%, 6/15/2049	3,260	3,272
Pool # BN4053, 5.00%, 6/15/2049	4,190	4,229
Pool # BM9691, 4.50%, 7/15/2049	3,271	3,206
Pool # BM2141, 5.00%, 7/15/2049	1,674	1,701
Pool # BM2163, 5.00%, 7/15/2049	2,747	2,794
Pool # BM2281, 5.00%, 7/15/2049	2,678	2,669
Pool # BM2305, 5.00%, 8/15/2049	1,504	1,523
Pool # BV2390, 3.50%, 7/15/2050	1,424	1,366
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BW7021, 3.50%, 8/15/2050	3,859	3,702
Pool # BW7044, 3.50%, 9/15/2050	3,988	3,827
Pool # BW7064, 3.50%, 10/15/2050	1,805	1,732
Pool # BY7857, 3.50%, 11/15/2050	1,270	1,219
Pool # BY7874, 3.50%, 12/15/2050	1,048	1,005
Pool # CA3251, 3.50%, 12/15/2050	1,161	1,115
Pool # BY7887, 3.50%, 1/15/2051	2,953	2,833
Pool # CA3320, 3.50%, 1/15/2051	1,574	1,511
Pool # CA3304, 3.50%, 2/15/2051	1,145	1,099
Pool # CE2513, 3.50%, 5/15/2051	1,158	1,070
Pool # CO1898, 5.50%, 7/15/2052	4,944	5,003
Pool # CO1926, 5.00%, 10/15/2052	4,314	4,319
GNMA II
Pool # CG8187, ARM, 6.22%, 8/20/2071 (b)	9,596	9,999
Pool # CH2658, ARM, 6.28%, 9/20/2071 (b)	4,810	5,020
Pool # CH4939, ARM, 6.22%, 10/20/2071 (b)	3,414	3,558
Pool # CJ6767, ARM, 6.11%, 11/20/2071 (b)	9,732	10,085
Pool # CJ7141, ARM, 6.21%, 11/20/2071 (b)	4,386	4,570
Pool # CJ9640, ARM, 6.26%, 11/20/2071 (b)	10,591	11,066
Pool # CE5557, ARM, 6.39%, 11/20/2071 (b)	10,071	10,609
Pool # CE5553, ARM, 6.40%, 11/20/2071 (b)	11,715	12,341
Pool # CK2767, ARM, 6.42%, 12/20/2071 (b)	8,924	9,414
Pool # CJ7149, ARM, 6.45%, 12/20/2071 (b)	5,480	5,777
Pool # 786556, 4.63%, 1/20/2073 (b)	8,000	7,810
GNMA II, 30 Year
Pool # 1974, 8.50%, 3/20/2025	—	—
Pool # 2006, 8.50%, 5/20/2025	—	—
Pool # 2234, 8.00%, 6/20/2026	1	1
Pool # 2270, 8.00%, 8/20/2026	1	1
Pool # 2324, 8.00%, 11/20/2026	—	—
Pool # 2499, 8.00%, 10/20/2027	2	2
Pool # 2549, 7.50%, 2/20/2028	1	1
Pool # 2646, 7.50%, 9/20/2028	2	2
Pool # 737076, 6.50%, 10/20/2033	139	141
Pool # 616732, 6.50%, 9/20/2034	96	93
Pool # 748766, 6.50%, 1/20/2039	37	37
Pool # 752496, 6.50%, 1/20/2039	115	120
Pool # 783389, 6.00%, 8/20/2039	459	485
Pool # 783444, 5.50%, 9/20/2039	94	96
Pool # 742853, 3.88%, 4/20/2040	1,304	1,232
Pool # 742810, 3.88%, 6/20/2040	1,205	1,140
Pool # 742801, 3.88%, 8/20/2040	358	338
Pool # 742876, 3.25%, 11/20/2040	1,022	934
Pool # 742878, 3.88%, 11/20/2040	4,409	4,168
Pool # BZ8504, 2.50%, 12/20/2040	948	820
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	243

JPMorgan Mortgage-Backed Securities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # 742883, 3.25%, 2/20/2041	1,983	1,843
Pool # 742885, 3.75%, 2/20/2041	146	138
Pool # 742884, 3.88%, 2/20/2041	2,327	2,199
Pool # 751810, 3.50%, 3/20/2041	749	693
Pool # BZ1781, 4.50%, 5/20/2041	611	602
Pool # BZ1778, 4.00%, 10/20/2041	522	509
Pool # BZ1774, 3.50%, 12/20/2041	1,341	1,233
Pool # BZ1664, 4.00%, 12/20/2042	898	871
Pool # BZ1780, 4.50%, 10/20/2043	889	873
Pool # AE8053, 4.00%, 12/20/2043	767	742
Pool # BZ1770, 3.00%, 6/20/2044	2,207	1,975
Pool # BZ1661, 3.50%, 8/20/2044	1,096	1,018
Pool # BZ1773, 3.50%, 9/20/2044	2,200	2,050
Pool # AJ9020, 4.50%, 10/20/2044	137	133
Pool # 783967, 4.25%, 12/20/2044	1,887	1,847
Pool # BZ1777, 4.00%, 3/20/2045	573	554
Pool # BY6444, 2.50%, 11/20/2045	831	716
Pool # BZ8502, 2.50%, 12/20/2045	1,547	1,330
Pool # BZ8503, 2.50%, 12/20/2045	1,037	893
Pool # AK8803, 4.00%, 3/20/2046	1,151	1,109
Pool # BZ1663, 4.00%, 7/20/2046	1,334	1,285
Pool # AS8110, 3.75%, 8/20/2046	2,071	1,958
Pool # AY2378, 3.25%, 2/20/2047	275	254
Pool # AY2381, 4.25%, 7/20/2047	1,028	992
Pool # BZ1769, 3.00%, 8/20/2047	1,907	1,708
Pool # BZ1654, 3.00%, 9/20/2047	717	643
Pool # AY2388, 4.25%, 9/20/2047	3,411	3,292
Pool # BD3185, 4.00%, 10/20/2047	9,622	9,129
Pool # BZ1660, 3.50%, 11/20/2047	1,822	1,675
Pool # BZ1772, 3.50%, 11/20/2047	4,199	3,862
Pool # BZ1776, 4.00%, 11/20/2047	2,025	1,951
Pool # AY2392, 4.25%, 11/20/2047	3,969	3,831
Pool # BE4662, 4.00%, 12/20/2047	13,057	12,648
Pool # BB8795, 4.00%, 1/20/2048	2,853	2,705
Pool # AY2395, 4.25%, 1/20/2048	2,633	2,541
Pool # AY2404, 4.25%, 5/20/2048	3,830	3,686
Pool # BG6360, 5.00%, 5/20/2048	2,434	2,490
Pool # BF2645, 5.50%, 5/20/2048	503	511
Pool # AY2405, 4.25%, 6/20/2048	4,847	4,666
Pool # BD0531, 5.00%, 6/20/2048	675	679
Pool # BD0532, 5.00%, 6/20/2048	639	636
Pool # BF2971, 5.00%, 6/20/2048	1,037	1,041
Pool # AY2407, 4.25%, 7/20/2048	1,980	1,907
Pool # AY2408, 4.50%, 7/20/2048	875	854
Pool # BG7397, 4.50%, 7/20/2048	1,157	1,134
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BF3017, 5.00%, 7/20/2048	967	973
Pool # AY2409, 4.25%, 8/20/2048	1,658	1,592
Pool # AY2410, 4.50%, 8/20/2048	1,010	986
Pool # BD0550, 5.00%, 8/20/2048	1,373	1,381
Pool # BG7389, 5.00%, 8/20/2048	1,037	1,043
Pool # BG7391, 5.00%, 8/20/2048	982	994
Pool # AY2412, 4.50%, 9/20/2048	4,553	4,442
Pool # 784626, 4.50%, 10/20/2048	491	480
Pool # BI4488, 4.50%, 11/20/2048	982	959
Pool # BK2585, 5.00%, 11/20/2048	538	543
Pool # BK2586, 5.00%, 11/20/2048	547	552
Pool # BI6431, 4.50%, 12/20/2048	1,950	1,919
Pool # BI6669, 4.50%, 12/20/2048	1,675	1,653
Pool # BH3133, 5.00%, 12/20/2048	2,456	2,448
Pool # BJ7083, 5.00%, 12/20/2048	151	150
Pool # BJ7084, 5.00%, 12/20/2048	1,466	1,483
Pool # BK7169, 5.00%, 12/20/2048	1,046	1,050
Pool # BJ1334, 5.00%, 1/20/2049	1,672	1,667
Pool # BJ9641, 5.00%, 1/20/2049	1,354	1,387
Pool # BJ9642, 5.00%, 1/20/2049	962	987
Pool # BJ9824, 4.50%, 2/20/2049	2,196	2,143
Pool # BJ9825, 4.50%, 2/20/2049	1,013	989
Pool # BK7188, 4.50%, 2/20/2049	1,354	1,329
Pool # BJ9630, 5.00%, 2/20/2049	539	542
Pool # BJ9633, 5.00%, 2/20/2049	790	793
Pool # BK7189, 5.00%, 2/20/2049	1,322	1,332
Pool # BK7198, 4.50%, 3/20/2049	971	943
Pool # BL6765, 5.50%, 5/20/2049	1,804	1,838
Pool # BN0907, 4.50%, 6/20/2049	965	941
Pool # BN1498, 5.00%, 6/20/2049	1,970	1,978
Pool # BN1499, 5.00%, 6/20/2049	2,385	2,409
Pool # BN1500, 5.50%, 6/20/2049	842	870
Pool # BN2627, 4.00%, 7/20/2049	2,209	2,099
Pool # BN2628, 4.00%, 7/20/2049	2,398	2,279
Pool # BO0521, 4.00%, 7/20/2049	498	478
Pool # BM9692, 4.50%, 7/20/2049	842	820
Pool # BN0879, 5.00%, 7/20/2049	329	328
Pool # BO3160, 5.00%, 7/20/2049	773	779
Pool # BP4237, 5.00%, 7/20/2049	719	728
Pool # BP4238, 5.00%, 7/20/2049	460	472
Pool # BP4240, 5.00%, 7/20/2049	678	695
Pool # BP4241, 5.00%, 7/20/2049	1,014	1,041
Pool # BP4242, 5.00%, 7/20/2049	482	497
Pool # BL9354, 4.00%, 8/20/2049	1,245	1,185
Pool # BM2327, 4.00%, 8/20/2049	556	524
SEE NOTES TO FINANCIAL STATEMENTS.

244	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # BM2418, 4.00%, 8/20/2049	1,254	1,216
Pool # BN0884, 4.00%, 8/20/2049	492	468
Pool # BN0889, 4.50%, 8/20/2049	567	553
Pool # BN7048, 4.50%, 8/20/2049	2,815	2,740
Pool # BN7049, 4.50%, 8/20/2049	3,938	3,860
Pool # BN0890, 5.00%, 8/20/2049	511	513
Pool # BN0891, 5.00%, 8/20/2049	362	362
Pool # BN0893, 5.00%, 8/20/2049	571	571
Pool # BO3257, 5.00%, 8/20/2049	772	776
Pool # BP4290, 5.00%, 8/20/2049	798	798
Pool # BP4291, 5.00%, 8/20/2049	628	628
Pool # BP4292, 5.00%, 8/20/2049	1,928	1,947
Pool # BP4293, 5.00%, 8/20/2049	1,400	1,412
Pool # BP4294, 5.00%, 8/20/2049	678	689
Pool # BN0896, 4.00%, 9/20/2049	1,402	1,329
Pool # BI0930, 4.50%, 9/20/2049	1,686	1,704
Pool # BM9714, 4.50%, 9/20/2049	604	601
Pool # 784810, 5.00%, 9/20/2049	3,851	3,835
Pool # AC2995, 5.00%, 9/20/2049	2,408	2,453
Pool # BP2853, 5.00%, 9/20/2049	1,471	1,476
Pool # BP8644, 5.00%, 9/20/2049	1,379	1,384
Pool # BP8645, 5.00%, 9/20/2049	545	545
Pool # BQ3138, 4.00%, 10/20/2049	843	801
Pool # AC2994, 4.50%, 10/20/2049	834	829
Pool # BQ9513, 3.50%, 11/20/2049	1,363	1,268
Pool # BQ3791, 4.00%, 11/20/2049	1,629	1,540
Pool # BR2638, 4.00%, 11/20/2049	395	375
Pool # 784847, 4.50%, 11/20/2049	3,735	3,623
Pool # BP2896, 4.50%, 11/20/2049	1,448	1,433
Pool # BP7772, 4.50%, 11/20/2049	353	352
Pool # BP8665, 4.50%, 11/20/2049	522	509
Pool # BP8666, 4.50%, 11/20/2049	1,230	1,200
Pool # BP8667, 5.00%, 11/20/2049	618	620
Pool # BP8668, 5.00%, 11/20/2049	371	370
Pool # BR1542, 5.00%, 11/20/2049	951	949
Pool # BP8669, 5.50%, 11/20/2049	245	246
Pool # BP7668, 3.50%, 12/20/2049	6,151	5,742
Pool # BP7795, 3.50%, 12/20/2049	1,926	1,792
Pool # BP8670, 3.50%, 12/20/2049	853	789
Pool # BL9372, 4.00%, 12/20/2049	961	911
Pool # BP5516, 4.00%, 12/20/2049	1,100	1,062
Pool # BP8672, 4.00%, 12/20/2049	812	772
Pool # BP8673, 4.00%, 12/20/2049	925	879
Pool # BP8674, 4.00%, 12/20/2049	1,137	1,080
Pool # BQ3790, 4.00%, 12/20/2049	4,429	4,187
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BJ9866, 4.50%, 12/20/2049	2,651	2,586
Pool # BL9374, 4.50%, 12/20/2049	144	144
Pool # BP8676, 4.50%, 12/20/2049	891	869
Pool # BP8677, 4.50%, 12/20/2049	1,722	1,680
Pool # BP8678, 5.00%, 12/20/2049	1,152	1,156
Pool # BP8679, 5.50%, 12/20/2049	781	806
Pool # BP8021, 3.50%, 1/20/2050	1,814	1,716
Pool # BP8681, 3.50%, 1/20/2050	1,489	1,369
Pool # BL9379, 4.00%, 1/20/2050	2,301	2,181
Pool # BP8682, 4.00%, 1/20/2050	1,297	1,233
Pool # BP8683, 4.00%, 1/20/2050	1,004	954
Pool # BT0281, 4.00%, 1/20/2050	3,283	3,223
Pool # BP8688, 4.50%, 1/20/2050	2,182	2,129
Pool # BR0539, 4.50%, 1/20/2050	2,656	2,629
Pool # BP8020, 3.50%, 2/20/2050	996	943
Pool # BP8022, 3.50%, 2/20/2050	1,622	1,530
Pool # BQ1338, 4.00%, 2/20/2050	4,253	4,030
Pool # BQ7054, 4.00%, 2/20/2050	2,337	2,221
Pool # BS8384, 5.00%, 2/20/2050	1,367	1,377
Pool # BS8400, 3.00%, 3/20/2050	5,121	4,573
Pool # BT0397, 3.00%, 3/20/2050	766	676
Pool # BQ4110, 3.50%, 3/20/2050	5,311	5,100
Pool # BS5879, 3.50%, 3/20/2050	1,060	981
Pool # BS8411, 3.50%, 3/20/2050	3,994	3,696
Pool # BT0399, 3.50%, 3/20/2050	1,007	926
Pool # BT3628, 3.50%, 3/20/2050	1,778	1,704
Pool # BT3629, 3.50%, 3/20/2050	757	723
Pool # BT8043, 3.50%, 3/20/2050	1,286	1,195
Pool # BT8044, 3.50%, 3/20/2050	3,153	2,930
Pool # BT8045, 3.50%, 3/20/2050	4,032	3,732
Pool # BT8046, 3.50%, 3/20/2050	5,290	4,905
Pool # BT8047, 3.50%, 3/20/2050	3,583	3,384
Pool # BT8048, 3.50%, 3/20/2050	3,244	3,107
Pool # BS5873, 4.00%, 3/20/2050	461	437
Pool # BS5874, 4.00%, 3/20/2050	2,891	2,742
Pool # BQ7064, 3.50%, 4/20/2050	818	757
Pool # BT3736, 3.50%, 4/20/2050	2,033	1,882
Pool # BU3072, 5.00%, 4/20/2050	720	734
Pool # BQ4098, 3.00%, 5/20/2050	7,412	6,628
Pool # BR3899, 3.00%, 5/20/2050	1,004	898
Pool # BT4019, 3.00%, 5/20/2050	3,515	3,139
Pool # BQ7069, 3.25%, 5/20/2050	2,089	1,897
Pool # BQ7083, 3.25%, 5/20/2050	630	569
Pool # BS7609, 3.50%, 5/20/2050	3,749	3,446
Pool # BT3843, 3.50%, 5/20/2050	1,636	1,530
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	245

JPMorgan Mortgage-Backed Securities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # BQ7073, 4.00%, 5/20/2050	335	317
Pool # BV2935, 4.50%, 5/20/2050	800	809
Pool # BV6609, 4.50%, 5/20/2050	369	369
Pool # BV6631, 4.50%, 5/20/2050	1,245	1,235
Pool # BV6670, 4.50%, 5/20/2050	1,061	1,056
Pool # MA6661, 5.50%, 5/20/2050	93	96
Pool # BT4096, 3.00%, 6/20/2050	4,828	4,312
Pool # BU7682, 3.00%, 6/20/2050	4,679	4,225
Pool # BQ7084, 3.25%, 6/20/2050	2,581	2,346
Pool # BV8680, 3.50%, 6/20/2050	1,939	1,795
Pool # BV8683, 3.50%, 6/20/2050	898	831
Pool # BV8684, 3.50%, 6/20/2050	1,628	1,507
Pool # BV8685, 3.50%, 6/20/2050	1,506	1,384
Pool # BQ7086, 4.00%, 6/20/2050	2,546	2,419
Pool # BQ7092, 4.00%, 6/20/2050	2,152	2,077
Pool # BR3901, 4.00%, 6/20/2050	1,231	1,166
Pool # BT4070, 4.00%, 6/20/2050	688	666
Pool # BV8688, 4.00%, 6/20/2050	1,453	1,378
Pool # BQ7087, 4.25%, 6/20/2050	1,019	981
Pool # BV2372, 4.50%, 6/20/2050	1,376	1,361
Pool # BV6632, 4.50%, 6/20/2050	2,875	2,872
Pool # BQ7088, 5.00%, 6/20/2050	886	885
Pool # BV8696, 3.00%, 7/20/2050	3,085	2,755
Pool # BV8711, 3.00%, 7/20/2050	2,890	2,580
Pool # BV8727, 3.00%, 7/20/2050	1,832	1,645
Pool # BW0561, 3.00%, 7/20/2050	1,343	1,166
Pool # BQ7085, 3.25%, 7/20/2050	4,580	4,150
Pool # BV8699, 3.50%, 7/20/2050	1,850	1,712
Pool # BV8700, 3.50%, 7/20/2050	1,588	1,460
Pool # BV8716, 3.50%, 7/20/2050	1,967	1,808
Pool # BQ7097, 4.00%, 7/20/2050	3,461	3,281
Pool # BU7564, 4.00%, 7/20/2050	2,535	2,402
Pool # BV8702, 4.00%, 7/20/2050	710	675
Pool # BW5975, 4.00%, 7/20/2050	570	541
Pool # BW5994, 4.00%, 7/20/2050	1,142	1,118
Pool # BV2395, 4.50%, 7/20/2050	1,682	1,675
Pool # BV8722, 2.50%, 8/20/2050	3,257	2,806
Pool # BV8726, 3.00%, 8/20/2050	829	743
Pool # BX4922, 3.00%, 8/20/2050	520	466
Pool # BX4923, 3.00%, 8/20/2050	2,895	2,585
Pool # BW1746, 3.25%, 8/20/2050	3,802	3,452
Pool # BR3911, 3.50%, 8/20/2050	3,982	3,660
Pool # BV2402, 3.50%, 8/20/2050	5,642	5,186
Pool # BX4927, 3.50%, 8/20/2050	1,363	1,261
Pool # BX4928, 3.50%, 8/20/2050	1,718	1,579
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BX4939, 3.50%, 8/20/2050	2,751	2,547
Pool # BW1747, 4.00%, 8/20/2050	692	656
Pool # BW7383, 4.00%, 8/20/2050	4,079	3,911
Pool # BX6092, 4.00%, 8/20/2050	2,885	2,766
Pool # BX6093, 4.00%, 8/20/2050	6,983	6,636
Pool # BW0559, 4.50%, 8/20/2050	766	744
Pool # BW7033, 4.50%, 8/20/2050	698	691
Pool # BZ1653, 3.00%, 9/20/2050	759	681
Pool # BW1757, 3.25%, 9/20/2050	4,133	3,745
Pool # BR3917, 3.50%, 9/20/2050	8,516	7,828
Pool # BU7559, 3.50%, 9/20/2050	5,443	5,004
Pool # BW1718, 3.50%, 9/20/2050	4,249	3,922
Pool # BW1758, 3.50%, 9/20/2050	2,092	1,936
Pool # BX4956, 3.50%, 9/20/2050	2,210	2,045
Pool # BY3407, 3.50%, 9/20/2050	3,126	2,893
Pool # BY3408, 3.50%, 9/20/2050	1,278	1,183
Pool # BY3432, 3.50%, 9/20/2050	3,143	2,889
Pool # BR3918, 4.00%, 9/20/2050	715	678
Pool # BW1759, 4.00%, 9/20/2050	1,507	1,430
Pool # BX3717, 4.00%, 9/20/2050	615	584
Pool # BX3718, 4.00%, 9/20/2050	812	771
Pool # BW7043, 4.50%, 9/20/2050	1,126	1,115
Pool # BW1760, 4.75%, 9/20/2050	1,033	1,018
Pool # BX4971, 2.50%, 10/20/2050	1,429	1,228
Pool # BY6410, 2.50%, 10/20/2050	1,124	968
Pool # BW1771, 3.00%, 10/20/2050	1,467	1,314
Pool # BW1772, 3.25%, 10/20/2050	1,769	1,607
Pool # BU7550, 3.50%, 10/20/2050	6,810	6,260
Pool # BW1773, 3.50%, 10/20/2050	1,717	1,589
Pool # BY6416, 3.50%, 10/20/2050	1,562	1,446
Pool # BZ1658, 3.50%, 10/20/2050	723	669
Pool # BY6421, 4.00%, 10/20/2050	824	781
Pool # BZ1662, 4.00%, 10/20/2050	940	891
Pool # BW1774, 4.25%, 10/20/2050	1,049	1,007
Pool # BY6440, 2.50%, 11/20/2050	2,461	2,116
Pool # BY6441, 2.50%, 11/20/2050	2,138	1,838
Pool # BY6443, 2.50%, 11/20/2050	1,903	1,634
Pool # BY6445, 2.50%, 11/20/2050	2,298	1,980
Pool # BY6447, 3.00%, 11/20/2050	3,705	3,322
Pool # BZ2574, 3.00%, 11/20/2050	1,017	908
Pool # BZ3559, 3.00%, 11/20/2050	978	873
Pool # BZ2575, 3.25%, 11/20/2050	3,092	2,806
Pool # BY6453, 3.50%, 11/20/2050	962	890
Pool # BY6454, 3.50%, 11/20/2050	1,833	1,697
Pool # BY6455, 3.50%, 11/20/2050	1,686	1,561
SEE NOTES TO FINANCIAL STATEMENTS.

246	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # BY6456, 3.50%, 11/20/2050	672	629
Pool # BZ1771, 3.50%, 11/20/2050	1,970	1,811
Pool # BZ3527, 3.50%, 11/20/2050	5,087	4,696
Pool # BZ3560, 3.50%, 11/20/2050	1,451	1,334
Pool # BY5559, 4.00%, 11/20/2050	5,644	5,335
Pool # BY6457, 4.00%, 11/20/2050	657	627
Pool # BY6458, 4.00%, 11/20/2050	690	657
Pool # BZ2576, 4.00%, 11/20/2050	3,303	3,130
Pool # BY7851, 4.50%, 11/20/2050	1,582	1,566
Pool # BZ1779, 4.50%, 11/20/2050	877	855
Pool # BS8546, 2.50%, 12/20/2050	5,608	4,754
Pool # BZ8499, 2.50%, 12/20/2050	1,739	1,496
Pool # BZ8500, 2.50%, 12/20/2050	2,103	1,809
Pool # BZ8501, 2.50%, 12/20/2050	2,324	1,999
Pool # BZ8505, 2.50%, 12/20/2050	1,074	923
Pool # BZ8507, 2.50%, 12/20/2050	2,637	2,272
Pool # BZ2590, 3.25%, 12/20/2050	2,264	2,056
Pool # BZ2591, 3.50%, 12/20/2050	1,217	1,126
Pool # BZ2592, 3.50%, 12/20/2050	1,630	1,509
Pool # BZ8515, 3.50%, 12/20/2050	1,659	1,535
Pool # BZ8516, 3.50%, 12/20/2050	625	579
Pool # BZ1775, 4.00%, 12/20/2050	1,668	1,584
Pool # BZ6501, 4.00%, 12/20/2050	5,074	4,796
Pool # BZ8495, 4.00%, 12/20/2050	1,503	1,425
Pool # BY7873, 4.50%, 12/20/2050	1,406	1,392
Pool # CB4508, 5.00%, 12/20/2050	537	536
Pool # BZ8530, 2.50%, 1/20/2051	1,218	1,043
Pool # CB4502, 3.00%, 1/20/2051	1,352	1,212
Pool # CB4503, 3.00%, 1/20/2051	1,134	1,012
Pool # BZ2606, 3.25%, 1/20/2051	1,976	1,790
Pool # 785294, 3.50%, 1/20/2051	11,527	10,370
Pool # BY7890, 3.50%, 1/20/2051	10,127	9,309
Pool # BZ8541, 3.50%, 1/20/2051	805	745
Pool # BZ8542, 3.50%, 1/20/2051	463	424
Pool # CB1505, 3.50%, 1/20/2051	11,797	10,889
Pool # CB4504, 3.50%, 1/20/2051	1,432	1,325
Pool # BZ2614, 4.00%, 1/20/2051	528	501
Pool # BZ8544, 4.00%, 1/20/2051	706	671
Pool # CB2357, 4.00%, 1/20/2051	1,389	1,348
Pool # CB4506, 4.00%, 1/20/2051	1,423	1,383
Pool # CB1543, 3.00%, 2/20/2051	5,926	5,291
Pool # CB3225, 3.25%, 2/20/2051	1,006	914
Pool # CA9001, 3.50%, 2/20/2051	7,046	6,477
Pool # CB3226, 3.50%, 2/20/2051	837	775
Pool # CB4521, 3.50%, 2/20/2051	1,522	1,420
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # CB4522, 3.50%, 2/20/2051	1,085	1,028
Pool # CB4524, 4.00%, 2/20/2051	1,117	1,061
Pool # CA8994, 4.50%, 2/20/2051	1,168	1,156
Pool # CB4433, 3.00%, 3/20/2051	4,049	3,535
Pool # CB3240, 3.25%, 3/20/2051	961	868
Pool # CB3242, 3.50%, 3/20/2051	1,987	1,834
Pool # CB4538, 3.50%, 3/20/2051	1,036	958
Pool # CB3253, 3.25%, 4/20/2051	1,094	991
Pool # CB3254, 3.50%, 4/20/2051	1,595	1,476
Pool # CB3255, 3.50%, 4/20/2051	1,729	1,600
Pool # CB3256, 3.50%, 4/20/2051	3,022	2,789
Pool # CC9816, 3.00%, 5/20/2051	2,532	2,276
Pool # CD0432, 3.50%, 5/20/2051	1,987	1,839
Pool # CD0433, 3.50%, 5/20/2051	2,130	1,972
Pool # CD0434, 3.50%, 5/20/2051	2,533	2,338
Pool # CC9825, 2.50%, 6/20/2051	1,781	1,531
Pool # CC9826, 2.50%, 6/20/2051	2,004	1,723
Pool # CC9831, 3.00%, 6/20/2051	1,635	1,460
Pool # CD0442, 3.50%, 6/20/2051	1,773	1,641
Pool # CD0443, 3.50%, 6/20/2051	1,405	1,300
Pool # CD0444, 3.50%, 6/20/2051	1,411	1,297
Pool # CC9835, 4.00%, 6/20/2051	976	928
Pool # CC9836, 4.00%, 6/20/2051	911	866
Pool # CC9837, 4.00%, 6/20/2051	1,023	969
Pool # CD0454, 3.50%, 7/20/2051	2,329	2,141
Pool # CE9918, 3.50%, 7/20/2051	1,871	1,731
Pool # CE9919, 3.50%, 7/20/2051	1,101	1,019
Pool # CE9920, 3.50%, 7/20/2051	1,205	1,115
Pool # CE9923, 4.00%, 7/20/2051	1,011	958
Pool # CE9932, 3.00%, 8/20/2051	2,293	2,059
Pool # CD0461, 3.50%, 8/20/2051	1,289	1,193
Pool # CE9935, 3.50%, 8/20/2051	1,125	1,041
Pool # CE9936, 3.50%, 8/20/2051	1,276	1,181
Pool # CE9937, 3.50%, 8/20/2051	1,161	1,075
Pool # CE9939, 4.00%, 8/20/2051	883	836
Pool # CD0469, 3.50%, 9/20/2051	1,786	1,652
Pool # CG4129, 3.50%, 9/20/2051	2,891	2,677
Pool # CG4130, 3.50%, 9/20/2051	2,920	2,686
Pool # CH0092, 3.50%, 9/20/2051	5,689	5,234
Pool # 786522, 3.50%, 10/20/2051	21,000	19,188
Pool # CD0476, 3.50%, 10/20/2051	1,116	1,033
Pool # CD0477, 3.50%, 10/20/2051	2,162	1,987
Pool # CH0834, 3.50%, 10/20/2051	990	916
Pool # CH0835, 3.50%, 10/20/2051	981	908
Pool # CH0836, 3.50%, 10/20/2051	1,257	1,163
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	247

JPMorgan Mortgage-Backed Securities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # CH0837, 3.50%, 10/20/2051	1,040	963
Pool # CH0838, 3.50%, 10/20/2051	1,704	1,567
Pool # CH0840, 4.00%, 10/20/2051	1,463	1,390
Pool # CH0841, 4.00%, 10/20/2051	1,476	1,399
Pool # CH0848, 3.00%, 11/20/2051	1,382	1,240
Pool # CH0849, 3.00%, 11/20/2051	2,538	2,275
Pool # CH0850, 3.00%, 11/20/2051	2,029	1,817
Pool # CH0851, 3.00%, 11/20/2051	1,390	1,244
Pool # CH0852, 3.00%, 11/20/2051	2,856	2,568
Pool # CI0076, 3.00%, 11/20/2051	1,252	1,121
Pool # CI0077, 3.50%, 11/20/2051	1,029	952
Pool # CI0078, 3.50%, 11/20/2051	1,963	1,811
Pool # CI9257, 3.50%, 11/20/2051	4,344	3,993
Pool # CH0860, 3.00%, 12/20/2051	715	642
Pool # CH0861, 3.00%, 12/20/2051	2,769	2,481
Pool # CH0862, 3.00%, 12/20/2051	1,544	1,383
Pool # CH0864, 3.00%, 12/20/2051	1,481	1,323
Pool # CH0868, 3.50%, 12/20/2051	1,754	1,623
Pool # CH7863, 3.50%, 12/20/2051	2,427	2,243
Pool # CH0871, 4.00%, 12/20/2051	1,329	1,261
Pool # CI0090, 2.50%, 1/20/2052	1,219	1,052
Pool # CI0092, 3.00%, 1/20/2052	1,568	1,402
Pool # CJ3916, 3.00%, 1/20/2052	8,804	7,981
Pool # CK4908, 3.00%, 1/20/2052	3,196	2,862
Pool # CK4909, 3.00%, 1/20/2052	2,023	1,810
Pool # CK4916, 3.00%, 1/20/2052	4,489	4,009
Pool # CI0093, 3.50%, 1/20/2052	1,116	1,033
Pool # CI0094, 3.50%, 1/20/2052	2,650	2,436
Pool # CK1583, 3.50%, 1/20/2052	3,635	3,364
Pool # CK4918, 3.50%, 1/20/2052	1,602	1,483
Pool # CK7137, 4.00%, 1/20/2052	8,816	8,333
Pool # CK2667, 3.00%, 2/20/2052	6,017	5,324
Pool # CM2170, 3.00%, 3/20/2052	9,738	8,599
Pool # CI0110, 3.50%, 3/20/2052	1,315	1,209
Pool # CL1777, 3.50%, 3/20/2052	2,869	2,667
Pool # CL1778, 3.50%, 3/20/2052	1,644	1,522
Pool # CL1827, 3.50%, 3/20/2052	6,692	6,193
Pool # CL1828, 3.50%, 3/20/2052	8,503	7,869
Pool # CL1829, 3.50%, 3/20/2052	4,140	3,806
Pool # CM1692, 3.50%, 3/20/2052	5,862	5,273
Pool # CM2218, 3.50%, 3/20/2052	1,966	1,820
Pool # CM2221, 3.50%, 3/20/2052	4,913	4,571
Pool # CI0111, 4.00%, 3/20/2052	1,377	1,305
Pool # CN3435, 4.50%, 4/20/2052	987	959
Pool # CN3436, 4.50%, 4/20/2052	5,639	5,477
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # CO4826, 5.00%, 6/20/2052	4,736	4,682
Pool # CO5339, 5.00%, 6/20/2052	4,556	4,572
Pool # CQ8079, 5.50%, 1/20/2053	2,012	2,080
Pool # CS4546, 5.00%, 2/20/2053	2,187	2,174
Pool # CR2499, 5.50%, 2/20/2053	3,588	3,710
Pool # CS4547, 5.50%, 2/20/2053	1,157	1,162
GNMA II, Other
Pool # AD0018, 3.75%, 12/20/2032	787	757
Pool # AH5895, 4.00%, 6/20/2034	269	270
Pool # 4285, 6.00%, 11/20/2038	16	16
Pool # BO1377, 3.75%, 2/20/2040	872	839
Pool # BO1378, 4.00%, 1/20/2041	1,279	1,282
Pool # CD7341, 3.50%, 7/20/2047	4,269	3,943
Pool # BS0536, 3.00%, 3/20/2048	2,438	2,177
Pool # BS0538, 4.00%, 12/20/2048	1,176	1,115
Pool # BS0539, 4.50%, 1/20/2049	641	624
Pool # MA6145, 3.50%, 9/20/2049	450	410
Pool # CE3912, 5.00%, 9/20/2049	4,843	4,821
Pool # BS0537, 3.50%, 12/20/2049	765	705
Pool # CI8475, 5.00%, 5/20/2050	6,173	6,145
Pool # AC0977, 4.39%, 5/20/2063 (b)	13	13
Pool # 785863, 3.09%, 12/20/2071 (b)	12,463	11,068
Total Mortgage-Backed Securities (Cost $2,376,406)		2,153,790
Asset-Backed Securities — 14.7%
Accelerated Assets LLC Series 2018-1, Class B, 4.51%, 12/2/2033 (c)	1,169	1,115
Accelerated LLC Series 2021-1H, Class C, 2.35%, 10/20/2040 (c)	4,648	4,088
ACRE Commercial Mortgage Ltd.
Series 2021-FL4, Class A, 5.42%, 12/18/2037 (b) (c)	4,098	4,020
Series 2021-FL4, Class B, 5.99%, 12/18/2037 (b) (c)	2,000	1,937
American Homes 4 Rent Trust
Series 2014-SFR2, Class D, 5.15%, 10/17/2036 (c)	4,085	4,009
Series 2014-SFR2, Class E, 6.23%, 10/17/2036 (c)	1,500	1,476
Series 2014-SFR3, Class C, 4.60%, 12/17/2036 (c)	1,570	1,532
Series 2014-SFR3, Class D, 5.04%, 12/17/2036 (c)	3,650	3,563
Series 2014-SFR3, Class E, 6.42%, 12/17/2036 (c)	3,172	3,135
SEE NOTES TO FINANCIAL STATEMENTS.

248	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2015-SFR1, Class D, 4.41%, 4/17/2052 (c)	4,390	4,253
Series 2015-SFR1, Class E, 5.64%, 4/17/2052 (c)	3,975	3,907
Series 2015-SFR2, Class D, 5.04%, 10/17/2052 (c)	3,100	2,988
Series 2015-SFR2, Class E, 6.07%, 10/17/2052 (c)	4,200	4,127
AMSR Trust
Series 2020-SFR3, Class E1, 2.56%, 9/17/2037 (c)	310	279
Series 2020-SFR5, Class D, 2.18%, 11/17/2037 (c)	4,200	3,734
Series 2020-SFR4, Class E1, 2.21%, 11/17/2037 (c)	4,000	3,534
Series 2020-SFR4, Class E2, 2.46%, 11/17/2037 (c)	200	176
Series 2022-SFR3, Class E1, 4.00%, 10/17/2039 (c)	8,181	6,969
Bridge Trust
Series 2022-SFR1, Class C, 4.45%, 11/17/2037 (c)	4,000	3,738
Series 2022-SFR1, Class E1, 6.30%, 11/17/2037 (c)	5,000	4,649
BXG Receivables Note Trust Series 2022-A, Class C, 5.35%, 9/28/2037 (c)	6,453	6,072
Camillo Issuer LLC
Series 2016-SFR, Class 1-A-1, 5.00%, 12/5/2023 ‡	3,655	3,631
Series 2018-SFR1, Class A, 5.25%, 6/5/2028 ‡ (c)	2,682	2,667
Cars Net Lease Mortgage Notes Series 2020-1A, Class A3, 3.10%, 12/15/2050 (c)	1,133	984
CARS-DB4 LP Series 2020-1A, Class B1, 4.17%, 2/15/2050 (c)	11,500	10,687
Chase Funding Trust
Series 2002-3, Class 1A5, 5.91%, 6/25/2032 (d)	444	411
Series 2003-4, Class 1A5, 4.88%, 5/25/2033 (d)	258	242
Series 2003-6, Class 1A7, 4.84%, 11/25/2034 (d)	160	158
CoreVest American Finance Trust
Series 2017-2, Class M, 5.39%, 12/25/2027 (b) (c)	2,200	1,996
Series 2019-2, Class B, 3.42%, 6/15/2052 (c)	4,724	4,211
Series 2019-3, Class XB, IO, 1.40%, 10/15/2052 (b) (c)	27,000	1,860
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2019-3, Class XA, IO, 2.04%, 10/15/2052 (b) (c)	13,197	394
Series 2019-3, Class A, 2.71%, 10/15/2052 (c)	1,722	1,619
Series 2021-1, Class A, 1.57%, 4/15/2053 (c)	4,073	3,585
Diamond Resorts Owner Trust
Series 2019-1A, Class A, 2.89%, 2/20/2032 (c)	1,329	1,282
Series 2019-1A, Class B, 3.53%, 2/20/2032 (c)	1,108	1,066
Series 2019-1A, Class C, 4.02%, 2/20/2032 (c)	1,088	1,041
Series 2021-1A, Class A, 1.51%, 11/21/2033 (c)	4,093	3,760
Series 2021-1A, Class B, 2.05%, 11/21/2033 (c)	2,187	1,995
Series 2021-1A, Class C, 2.70%, 11/21/2033 (c)	3,724	3,388
E3 (Cayman Islands)
Series 2019-1, Class B, 4.15%, 9/20/2055 ‡ (c)	1,409	1,206
Series 2019-1, Class C, 5.00%, 9/20/2055 ‡ (c)	448	427
FirstKey Homes Trust
Series 2020-SFR2, Class E, 2.67%, 10/19/2037 (c)	10,000	9,050
Series 2021-SFR1, Class E2, 2.49%, 8/17/2038 (c)	2,000	1,697
Series 2022-SFR1, Class E1, 5.00%, 5/17/2039 (c)	11,712	10,603
Series 2022-SFR1, Class E2, 5.00%, 5/17/2039 (c)	5,235	4,671
Series 2022-SFR2, Class E1, 4.50%, 7/17/2039 (c)	3,000	2,614
FMC GMSR Issuer Trust
Series 2021-SAT1, 3.65%, 2/25/2024 ‡ (b) (c)	15,000	14,352
Series 2020-GT1, Class A, 4.45%, 1/25/2026 (b) (c)	10,550	9,433
Series 2021-GT1, Class A, 3.62%, 7/25/2026 (b) (c)	11,250	9,474
Series 2021-GT2, Class A, 3.85%, 10/25/2026 (b) (c)	13,222	11,200
Series 2021-GT2, Class B, 4.44%, 10/25/2026 (b) (c)	1,850	1,384
Series 2022-GT1, Class A, 6.19%, 4/25/2027 (c)	12,900	11,678
Series 2022-GT2, Class A, 7.90%, 7/25/2027 (c)	8,000	7,659
Series 2022-GT2, Class B, 10.07%, 7/25/2027 (c)	1,500	1,379
FNMA, REMIC Trust Series 2001-W4, Class AF6, 5.11%, 1/25/2032 (d)	8	8
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	249

JPMorgan Mortgage-Backed Securities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Freedom Frn Series 2021-SAVF1, 4.90%, 3/25/2023 ‡ (b)	7,560	7,447
Goodgreen Series 2019-2A, Class A, 2.76%, 4/15/2055 ‡ (c)	1,658	1,434
Goodgreen Trust Series 2017-1A, Class A, 3.74%, 10/15/2052 ‡ (c)	234	214
Hampton on Jupiter, 4.38%, 4/1/2053 ‡ (a)	8,000	7,831
Harvest SBA Loan Trust Series 2021-1, Class A, 6.51%, 4/25/2048 ‡ (b) (c)	3,754	3,689
HERO Funding (Cayman Islands) Series 2017-3A, Class A2, 3.95%, 9/20/2048 ‡ (c)	687	636
HERO Funding II (Cayman Islands) Series 2016-4B, Class B, 4.99%, 9/20/2047 ‡ (c)	573	553
HERO Funding III (Cayman Islands) Series 2017-1A, Class A, 3.50%, 9/21/2043 ‡ (c)	562	528
HERO Funding Trust
Series 2015-1A, Class A, 3.84%, 9/21/2040 ‡ (c)	16	15
Series 2016-2A, Class A, 3.75%, 9/20/2041 ‡ (c)	660	626
Series 2016-3A, Class A1, 3.08%, 9/20/2042 ‡ (c)	420	387
Series 2016-4A, Class A1, 3.57%, 9/20/2047 ‡ (c)	1,335	1,251
Series 2016-4A, Class A2, 4.29%, 9/20/2047 ‡ (c)	1,335	1,277
Series 2017-1A, Class A2, 4.46%, 9/20/2047 ‡ (c)	625	593
Series 2017-2A, Class A1, 3.28%, 9/20/2048 ‡ (c)	935	852
Hilton Grand Vacations Trust
Series 2022-1D, Class C, 4.69%, 6/20/2034 (c)	1,860	1,762
Series 2022-2A, Class C, 5.57%, 1/25/2037 (c)	4,743	4,557
Series 2020-AA, Class B, 4.22%, 2/25/2039 (c)	1,877	1,802
HIN Timeshare Trust Series 2020-A, Class B, 2.23%, 10/9/2039 (c)	1,733	1,576
Home Partners of America Trust
Series 2019-1, Class A, 2.91%, 9/17/2039 (c)	3,818	3,438
Series 2019-1, Class E, 3.60%, 9/17/2039 (c)	3,500	3,069
KGS-Alpha SBA COOF Trust
Series 2012-3, Class A, IO, 0.00%, 9/25/2026 (b) (c)	53	—
Series 2012-4, Class A, IO, 0.86%, 9/25/2037 (b) (c)	3,047	66
Series 2012-6, Class A, IO, 0.60%, 5/25/2039 (b) (c)	2,668	32
Series 2015-2, Class A, IO, 3.70%, 7/25/2041 (b) (c)	474	48
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

LFT CRE Ltd. Series 2021-FL1, Class C, 6.54%, 6/15/2039 (b) (c)	8,000	7,684
Long Beach Mortgage Loan Trust Series 2004-1, Class M1, 5.37%, 2/25/2034 (b)	279	265
Madison Avenue Manufactured Housing Contract Trust Series 2002-A, 0.30%, 3/25/2032 ‡	31,676	228
Mid-State Capital Corp. Trust Series 2006-1, Class M1, 6.08%, 10/15/2040 (c)	976	945
MVW LLC
Series 2020-1A, Class B, 2.73%, 10/20/2037 (c)	1,093	1,002
Series 2020-1A, Class C, 4.21%, 10/20/2037 (c)	729	682
Series 2021-1WA, Class B, 1.44%, 1/22/2041 (c)	2,329	2,103
Series 2021-1WA, Class C, 1.94%, 1/22/2041 (c)	3,819	3,447
Series 2022-2A, Class C, 7.62%, 10/21/2041 (c)	4,614	4,652
New Century Home Equity Loan Trust Series 2003-5, Class AI6, 4.82%, 11/25/2033 (d)	157	147
New Residential Mortgage Loan Trust Series 2022-SFR1, Class E1, 3.55%, 2/17/2039 (c)	6,152	5,436
NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (c)	5,563	5,130
Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (c)	9,921	8,815
Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (c)	10,160	9,009
Series 2021-FHT1, Class A, 3.10%, 7/25/2026 (c)	6,354	5,616
Series 2021-GNT1, Class A, 3.47%, 11/25/2026 (c)	10,450	9,293
NRZ FHT Excess LLC Series 2020-FHT1, Class A, 4.21%, 11/25/2025 (c)	6,034	5,590
Orange Lake Timeshare Trust Series 2019-A, Class C, 3.61%, 4/9/2038 (c)	1,947	1,835
Pagaya AI Technology in Housing Trust Series 2022-1, Class C, 4.25%, 8/25/2025 (c)	6,635	6,128
PFP Ltd. (Cayman Islands) Series 2021-7, Class B, 5.99%, 4/14/2038 (b) (c)	7,100	6,690
PRET LLC Series 2021-RN4, Class A1, 2.49%, 10/25/2051 (b) (c)	9,991	9,279
Pretium Mortgage Credit Partners I LLC
Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (c) (d)	6,193	5,812
SEE NOTES TO FINANCIAL STATEMENTS.

250	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 (c) (d)	3,595	3,329
Pretium Mortgage Credit Partners LLC Series 2022-NPL1, Class A1, 2.98%, 1/25/2052 (c) (d)	3,923	3,608
Progress Residential
Series 2021-SFR1, Class D, 1.81%, 4/17/2038 (c)	4,000	3,437
Series 2021-SFR4, Class E2, 2.56%, 5/17/2038 (c)	3,458	2,981
Progress Residential Trust
Series 2022-SFR2, Class E1, 4.55%, 4/17/2027 (c)	9,000	8,117
Series 2020-SFR3, Class E, 2.30%, 10/17/2027 (c)	7,700	6,948
Series 2019-SFR3, Class E, 3.37%, 9/17/2036 (c)	12,690	12,125
Series 2019-SFR4, Class E, 3.44%, 10/17/2036 (c)	1,325	1,251
Series 2020-SFR1, Class E, 3.03%, 4/17/2037 (c)	6,390	5,950
Series 2021-SFR2, Class D, 2.20%, 4/19/2038 (c)	3,000	2,634
Series 2021-SFR2, Class E1, 2.55%, 4/19/2038 (c)	9,550	8,209
Series 2021-SFR5, Class E1, 2.21%, 7/17/2038 (c)	6,775	5,734
Series 2021-SFR8, Class E2, 2.53%, 10/17/2038 (c)	6,000	5,044
Series 2022-SFR3, Class D, 4.45%, 4/17/2039 (c)	4,555	4,171
Series 2022-SFR3, Class E2, 5.60%, 4/17/2039 (c)	11,870	11,166
Series 2023-SFR1, Class E1, 6.15%, 3/17/2040 (c)	5,009	4,625
Renaissance Home Equity Loan Trust Series 2007-2, Class AF2, 5.68%, 6/25/2037 (d)	479	144
Renew (Cayman Islands)
Series 2017-1A, Class A, 3.67%, 9/20/2052 ‡ (c)	300	273
Series 2017-1A, Class B, 5.75%, 9/20/2052 ‡ (c)	148	140
Repo Buyer Series 2019-PC, 6.85%, 8/15/2024 ‡ (b)	3,941	3,783
Repo Buyer RRI Trust, Zero Coupon, 4/14/2055 ‡	2,738	2,416
Rillion Capital III Frn, 7.50%, 11/15/2024 ‡	6,516	6,516
RMIP Series 2019-1B, Zero Coupon, 8/25/2023 ‡	556	545
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Securitized Asset-Backed Receivables LLC Trust Series 2006-CB1, Class AF2, 2.89%, 1/25/2036 (d)	55	44
Sierra Timeshare Receivables Funding LLC
Series 2018-3A, Class C, 4.17%, 9/20/2035 (c)	150	146
Series 2019-1A, Class C, 3.77%, 1/20/2036 (c)	611	586
Series 2019-3A, Class B, 2.75%, 8/20/2036 (c)	1,839	1,733
Series 2021-1A, Class B, 1.34%, 11/20/2037 (c)	3,761	3,457
Series 2021-1A, Class C, 1.79%, 11/20/2037 (c)	2,389	2,189
Series 2022-3A, Class C, 7.63%, 7/20/2039 (c)	6,062	6,082
Series 2022-2A, Class C, 6.36%, 6/20/2040 (c)	4,756	4,627
Structured Asset Securities Corp. Pass-Through Certificates
Series 2002-AL1, Class A2, 3.45%, 2/25/2032	27	23
Series 2002-AL1, Class A3, 3.45%, 2/25/2032	145	81
Tricon Residential Trust Series 2022-SFR1, Class E1, 5.34%, 4/17/2039 (c)	5,669	5,300
VCAT LLC
Series 2021-NPL1, Class A1, 2.29%, 12/26/2050 (c) (d)	5,825	5,515
Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (c) (d)	3,747	3,504
Series 2021-NPL5, Class A1, 1.87%, 8/25/2051 (c) (d)	8,829	8,059
vMobo, Inc., 7.46%, 7/18/2027 ‡	10,000	9,650
VOLT C LLC Series 2021-NPL9, Class A1, 1.99%, 5/25/2051 (c) (d)	10,708	9,688
VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (c) (d)	11,008	9,932
VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (c) (d)	9,710	8,775
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (c) (d)	12,947	11,915
VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (c) (d)	9,374	8,481
VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 (c) (d)	4,025	3,671
VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (c) (d)	7,854	7,267
VSE VOI Mortgage LLC Series 2018-A, Class A, 3.56%, 2/20/2036 (c)	287	278
Welk Resorts LLC
Series 2019-AA, Class A, 2.80%, 6/15/2038 (c)	1,404	1,353
Series 2019-AA, Class C, 3.34%, 6/15/2038 (c)	1,388	1,333
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	251

JPMorgan Mortgage-Backed Securities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Westgate Resorts LLC
Series 2020-1A, Class C, 6.21%, 3/20/2034 (c)	1,413	1,396
Series 2022-1A, Class B, 2.29%, 8/20/2036 (c)	2,628	2,472
Total Asset-Backed Securities (Cost $611,390)		575,287
Collateralized Mortgage Obligations — 14.0%
Ajax Mortgage Loan Trust Series 2021-B, Class A, 2.24%, 6/25/2066 (c) (d)	8,108	7,568
Alternative Loan Trust
Series 2004-J3, Class 4A1, 4.75%, 4/25/2019	7	7
Series 2004-2CB, Class 1A9, 5.75%, 3/25/2034	384	377
Series 2005-1CB, Class 1A6, IF, IO, 2.48%, 3/25/2035 (b)	229	13
Series 2005-22T1, Class A2, IF, IO, 0.45%, 6/25/2035 (b)	1,389	82
Series 2005-20CB, Class 3A8, IF, IO, 0.13%, 7/25/2035 (b)	1,341	41
Series 2005-28CB, Class 3A5, 6.00%, 8/25/2035	55	26
Series 2005-37T1, Class A2, IF, IO, 0.43%, 9/25/2035 (b)	2,538	126
Series 2005-54CB, Class 1A2, IF, IO, 0.23%, 11/25/2035 (b)	1,266	46
Series 2005-54CB, Class 1A11, 5.50%, 11/25/2035	212	165
Series 2005-54CB, Class 1A7, 5.50%, 11/25/2035	7	6
Series 2005-57CB, Class 3A2, IF, IO, 0.48%, 12/25/2035 (b)	161	12
Series 2005-64CB, Class 1A9, 5.50%, 12/25/2035	121	107
Series 2005-86CB, Class A11, 5.50%, 2/25/2036	200	121
Series 2006-7CB, Class 1A2, IF, IO, 0.68%, 5/25/2036 (b)	7,327	530
Series 2006-26CB, Class A9, 6.50%, 9/25/2036	305	172
American General Mortgage Loan Trust Series 2006-1, Class A5, 5.75%, 12/25/2035 (b) (c)	1	1
Anchor Mortgage Trust Series 2021-1, Class A1, 2.60%, 10/25/2026 (c)	9,514	8,736
ANTLR Mortgage Trust Series 2021-RTL1, Class A1, 2.12%, 11/25/2024 (c) (d)	8,453	8,178
ASG Resecuritization Trust Series 2011-1, Class 2A35, 6.00%, 9/28/2036 (b) (c)	28	25
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banc of America Funding Trust
Series 2004-1, PO, 3/25/2034	32	22
Series 2004-3, Class 1A1, 5.50%, 10/25/2034	47	45
Series 2005-1, Class 30, IO, 5.50%, 2/25/2035	85	13
Series 2005-4, Class 30, PO, 8/25/2035	23	15
Series 2005-6, Class 2A7, 5.50%, 10/25/2035	97	81
Series 2005-7, Class 30, PO, 11/25/2035	9	8
Series 2005-8, Class 30, PO, 1/25/2036	31	20
Banc of America Mortgage Trust
Series 2003-C, Class 3A1, 2.75%, 4/25/2033 (b)	12	12
Series 2003-J, Class 3A2, 3.36%, 11/25/2033 (b)	51	47
Baring Frn Series 2021-EBO1, Class PA, Zero Coupon, 4/22/2023 ‡ (b)	2,779	2,752
Bayview Finance LLC, 0.00%, 7/12/2033 ‡	3,078	3,032
Bayview Financing Trust Series 2021-2F, Class M2, 4.79%, 1/10/2032 ‡ (b) (c)	1,180	1,181
Bear Stearns ARM Trust
Series 2003-4, Class 3A1, 3.57%, 7/25/2033 (b)	44	41
Series 2003-7, Class 3A, 3.59%, 10/25/2033 (b)	16	15
Series 2004-1, Class 12A1, 3.67%, 4/25/2034 (b)	117	107
Series 2004-2, Class 14A, 3.20%, 5/25/2034 (b)	42	38
Series 2006-1, Class A1, 6.80%, 2/25/2036 (b)	145	137
Bear Stearns Asset-Backed Securities Trust Series 2003-AC5, Class A1, 5.75%, 10/25/2033 (d)	115	117
Cascade MH Asset Trust
Series 2021-MH1, Class A1, 1.75%, 2/25/2046 (c)	2,997	2,550
Series 2021-MH1, Class M1, 2.99%, 2/25/2046 (c)	2,000	1,467
Series 2022-MH1, Class A, 4.25%, 8/25/2054 ‡ (c) (d)	7,799	6,831
Cendant Mortgage Capital CDMC Mortgage Pass-Through Certificates Series 2003-9, Class 1P, PO, 11/25/2033	4	3
CFMT LLC
Series 2020-HB4, Class A, 0.95%, 12/26/2030 ‡ (b) (c)	2,576	2,503
Series 2021-HB5, Class A, 0.80%, 2/25/2031 ‡ (b) (c)	15,006	14,519
Series 2021-HB5, Class M2, 1.85%, 2/25/2031 ‡ (b) (c)	9,000	8,369
SEE NOTES TO FINANCIAL STATEMENTS.

252	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2023-HB11, Class M2, 0.00%, 2/25/2037 (a) (b) (c)	4,750	4,033
Chase Mortgage Finance Trust
Series 2007-A2, Class 2A1, 4.14%, 6/25/2035 (b)	88	84
Series 2007-A1, Class 2A1, 3.64%, 2/25/2037 (b)	30	28
Series 2007-A1, Class 7A1, 3.79%, 2/25/2037 (b)	25	25
Series 2007-A1, Class 1A3, 3.80%, 2/25/2037 (b)	339	324
Series 2007-A1, Class 9A1, 4.06%, 2/25/2037 (b)	77	72
CHL Mortgage Pass-Through Trust
Series 2004-3, PO, 4/25/2034	6	4
Series 2004-3, Class A26, 5.50%, 4/25/2034	73	70
Series 2004-HYB1, Class 2A, 4.22%, 5/20/2034 (b)	37	33
Series 2004-HYB3, Class 2A, 2.71%, 6/20/2034 (b)	141	130
Series 2004-7, Class 2A1, 0.00%, 6/25/2034 (b)	25	23
Series 2004-5, Class 1A4, 5.50%, 6/25/2034	195	192
Series 2004-13, Class 1A4, 5.50%, 8/25/2034	142	134
Series 2004-HYB6, Class A3, 3.90%, 11/20/2034 (b)	118	109
Series 2005-16, Class A23, 5.50%, 9/25/2035	59	39
Series 2005-22, Class 2A1, 3.51%, 11/25/2035 (b)	344	269
Series 2007-4, Class 1A52, IF, IO, 0.78%, 5/25/2037 (b)	1,355	106
Citigroup Global Markets Mortgage Securities VII, Inc.
Series 2003-UP2, Class 1, PO, 6/25/2033	—	—
Series 2003-HYB1, Class A, 4.24%, 9/25/2033 (b)	29	28
Citigroup Mortgage Loan Trust
Series 2009-10, Class 1A1, 4.12%, 9/25/2033 (b) (c)	75	73
Series 2004-UST1, Class A6, 3.91%, 8/25/2034 (b)	17	15
Series 2004-UST1, Class A3, 4.24%, 8/25/2034 (b)	37	34
Series 2015-A, Class B2, 4.50%, 6/25/2058 (b) (c)	334	312
Citigroup Mortgage Loan Trust, Inc.
Series 2003-1, Class W2, PO, 6/25/2031	3	2
Series 2003-1, Class WA2, 6.50%, 6/25/2031	3	3
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2003-1, Class 3, PO, 9/25/2033	11	8
Series 2003-UP3, Class A3, 7.00%, 9/25/2033	5	5
Series 2003-1, Class 2A5, 5.25%, 10/25/2033	13	11
Series 2005-1, Class 2A1A, 2.88%, 2/25/2035 (b)	101	78
Series 2005-2, Class 2A11, 5.50%, 5/25/2035	150	146
Series 2005-5, Class 1A2, 4.40%, 8/25/2035 (b)	260	190
Credit Suisse First Boston Mortgage Securities Corp. (Switzerland)
Series 2003-1, Class DB1, 6.66%, 2/25/2033 (b)	291	285
Series 2003-AR15, Class 3A1, 4.40%, 6/25/2033 (b)	57	53
Series 2003-21, Class 1A4, 5.25%, 9/25/2033	53	51
Series 2004-AR2, Class 2A1, 4.16%, 3/25/2034 (b)	30	29
CSFB Mortgage-Backed Pass-Through Certificates
Series 2003-27, Class 5A4, 5.25%, 11/25/2033	8	7
Series 2003-29, Class 1A1, 6.50%, 12/25/2033	106	101
Series 2003-29, Class 5A1, 7.00%, 12/25/2033	59	57
Series 2004-4, Class 2A4, 5.50%, 9/25/2034	73	71
Series 2004-8, Class 1A4, 5.50%, 12/25/2034	174	169
Series 2005-4, Class 2X, IO, 5.50%, 6/25/2035 (b)	406	34
Series 2005-9, Class DX, IO, 5.50%, 10/25/2035	312	34
CSMC Trust
Series 2020-RPL5, Class A1, 3.02%, 8/25/2060 (b) (c)	4,739	4,548
Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (b) (c)	10,715	10,185
Series 2021-JR1, Class A1, 2.46%, 9/27/2066 (b) (c)	5,424	5,166
Series 2022-JR1, Class A1, 4.27%, 10/25/2066 ‡ (c) (d)	6,307	6,010
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-1, Class 2A1, 4.29%, 2/25/2020 (b)	16	16
FARM Mortgage Trust Series 2023-1, Class A, 2.63%, 1/25/2052 (b) (c)	8,800	7,223
FHLMC, REMIC
Series 1518, Class G, IF, 4.19%, 5/15/2023 (b)	—	—
Series 1798, Class F, 5.00%, 5/15/2023	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	253

JPMorgan Mortgage-Backed Securities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 1505, Class QB, IF, 10.36%, 5/15/2023 (b)	—	—
Series 2033, Class J, 5.60%, 6/15/2023	1	1
Series 1526, Class L, 6.50%, 6/15/2023	—	—
Series 1541, Class O, 2.99%, 7/15/2023 (b)	—	—
Series 1677, Class Z, 7.50%, 7/15/2023	1	1
Series 1570, Class F, 3.57%, 8/15/2023 (b)	—	—
Series 1552, Class IA, IF, 14.54%, 8/15/2023 (b)	4	4
Series 1570, Class SA, IF, 19.14%, 8/15/2023 (b)	—	—
Series 1578, Class K, 6.90%, 9/15/2023	1	1
Series 1578, Class V, IO, 7.00%, 9/15/2023	—	—
Series 2571, Class SK, IF, 14.71%, 9/15/2023 (b)	1	1
Series 1591, Class PV, 6.25%, 10/15/2023	3	3
Series 1602, Class SA, IF, 8.26%, 10/15/2023 (b)	1	1
Series 1813, Class I, PO, 11/15/2023	8	8
Series 1813, Class J, IF, IO, 1.50%, 11/15/2023 (b)	32	—
Series 2720, Class PC, 5.00%, 12/15/2023	9	9
Series 1628, Class LZ, 6.50%, 12/15/2023	5	5
Series 1638, Class H, 6.50%, 12/15/2023	8	8
Series 2283, Class K, 6.50%, 12/15/2023	1	1
Series 1644, Class K, 6.75%, 12/15/2023	2	2
Series 1658, Class GZ, 7.00%, 1/15/2024	9	9
Series 1865, Class D, PO, 2/15/2024	1	1
Series 1760, Class ZD, 2.94%, 2/15/2024 (b)	9	9
Series 2756, Class NA, 5.00%, 2/15/2024	3	3
Series 1686, Class SH, IF, 9.20%, 2/15/2024 (b)	—	—
Series 1671, Class QC, IF, 10.00%, 2/15/2024 (b)	1	1
Series 1699, Class FC, 5.06%, 3/15/2024 (b)	—	—
Series 1695, Class EB, 7.00%, 3/15/2024	4	4
Series 2033, Class SN, HB, IF, 22.16%, 3/15/2024 (b)	—	—
Series 2306, Class K, PO, 5/15/2024	1	1
Series 2306, Class SE, IF, IO, 7.16%, 5/15/2024 (b)	3	—
Series 1745, Class D, 7.50%, 8/15/2024	4	4
Series 3614, Class QB, 4.00%, 12/15/2024	209	206
Series 2967, Class S, IF, 8.59%, 4/15/2025 (b)	5	4
Series 3022, Class SX, IF, 5.41%, 8/15/2025 (b)	8	7
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 1829, Class ZB, 6.50%, 3/15/2026	2	2
Series 1863, Class Z, 6.50%, 7/15/2026	5	5
Series 1899, Class ZE, 8.00%, 9/15/2026	9	9
Series 1963, Class Z, 7.50%, 1/15/2027	9	9
Series 2470, Class SL, IF, 9.00%, 1/15/2027 (b)	3	3
Series 1985, Class PR, IO, 8.00%, 7/15/2027	3	—
Series 2065, Class PX, IO, 0.75%, 8/17/2027	604	3
Series 1987, Class PE, 7.50%, 9/15/2027	4	4
Series 2038, Class PN, IO, 7.00%, 3/15/2028	2	—
Series 2042, Class T, 7.00%, 3/15/2028	1	1
Series 2040, Class PE, 7.50%, 3/15/2028	16	17
Series 2060, Class Z, 6.50%, 5/15/2028	6	6
Series 2061, Class DC, IO, 6.50%, 6/15/2028	17	1
Series 2075, Class PH, 6.50%, 8/15/2028	46	47
Series 2086, Class GB, 6.00%, 9/15/2028	5	5
Series 2089, Class PJ, IO, 7.00%, 10/15/2028	4	—
Series 2111, Class SB, IF, IO, 2.91%, 1/15/2029 (b)	37	1
Series 2110, Class PG, 6.00%, 1/15/2029	30	30
Series 2125, Class JZ, 6.00%, 2/15/2029	12	12
Series 2130, Class QS, 6.00%, 3/15/2029	18	18
Series 2132, Class ZL, 6.50%, 3/15/2029	7	7
Series 2132, Class SB, IF, 10.77%, 3/15/2029 (b)	5	5
Series 2141, IO, 7.00%, 4/15/2029	1	—
Series 2303, Class ZN, 8.50%, 4/15/2029	67	70
Series 2163, Class PC, IO, 7.50%, 6/15/2029	4	—
Series 2178, Class PB, 7.00%, 8/15/2029	7	7
Series 2201, Class C, 8.00%, 11/15/2029	9	9
Series 2204, Class GB, 8.00%, 12/20/2029 (b)	1	—
Series 2209, Class TC, 8.00%, 1/15/2030	44	46
Series 2210, Class Z, 8.00%, 1/15/2030	27	28
Series 2224, Class CB, 8.00%, 3/15/2030	8	9
Series 2247, Class Z, 7.50%, 8/15/2030	7	8
Series 2256, Class MC, 7.25%, 9/15/2030	25	26
Series 2254, Class Z, 9.00%, 9/15/2030	76	82
Series 2259, Class ZM, 7.00%, 10/15/2030	31	32
Series 2271, Class PC, 7.25%, 12/15/2030	35	37
Series 2296, Class PD, 7.00%, 3/15/2031	14	15
Series 2303, Class ZD, 7.00%, 4/15/2031	196	207
Series 2694, Class BA, 4.00%, 6/15/2031	6	6
Series 2359, Class ZB, 8.50%, 6/15/2031	26	28
Series 2388, Class UZ, 8.50%, 6/15/2031	9	10
Series 2344, Class ZD, 6.50%, 8/15/2031	77	79
SEE NOTES TO FINANCIAL STATEMENTS.

254	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2344, Class ZJ, 6.50%, 8/15/2031	9	10
Series 2345, Class NE, 6.50%, 8/15/2031	6	6
Series 2372, Class F, 5.09%, 10/15/2031 (b)	5	5
Series 2367, Class ZK, 6.00%, 10/15/2031	77	79
Series 2368, Class AS, IF, 9.00%, 10/15/2031 (b)	4	3
Series 2383, Class FD, 5.09%, 11/15/2031 (b)	5	5
Series 2399, Class TH, 6.50%, 1/15/2032	81	84
Series 2494, Class SX, IF, IO, 2.41%, 2/15/2032 (b)	219	11
Series 2410, Class QX, IF, IO, 4.06%, 2/15/2032 (b)	15	1
Series 2410, Class OE, 6.38%, 2/15/2032	8	8
Series 2410, Class QS, IF, 7.57%, 2/15/2032 (b)	21	22
Series 2433, Class SA, IF, 9.00%, 2/15/2032 (b)	43	47
Series 2444, Class ES, IF, IO, 3.36%, 3/15/2032 (b)	18	1
Series 2450, Class SW, IF, IO, 3.41%, 3/15/2032 (b)	20	2
Series 2431, Class F, 5.09%, 3/15/2032 (b)	205	206
Series 2464, Class FE, 5.59%, 3/15/2032 (b)	69	70
Series 2423, Class MC, 7.00%, 3/15/2032	23	24
Series 2423, Class MT, 7.00%, 3/15/2032	28	29
Series 2434, Class TC, 7.00%, 4/15/2032	30	32
Series 2436, Class MC, 7.00%, 4/15/2032	34	35
Series 2450, Class GZ, 7.00%, 5/15/2032	26	28
Series 3393, Class JO, PO, 9/15/2032	86	73
Series 2513, Class ZC, 5.50%, 10/15/2032	63	64
Series 2517, Class Z, 5.50%, 10/15/2032	29	28
Series 2835, Class QO, PO, 12/15/2032	24	21
Series 2557, Class HL, 5.30%, 1/15/2033	237	238
Series 2552, Class FP, 5.59%, 1/15/2033 (b)	396	403
Series 2586, Class WI, IO, 6.50%, 3/15/2033	68	11
Series 2611, Class SQ, IF, 3.82%, 5/15/2033 (b)	19	17
Series 2631, Class SA, IF, 6.44%, 6/15/2033 (b)	12	12
Series 2692, Class SC, IF, 4.11%, 7/15/2033 (b)	49	46
Series 2671, Class S, IF, 6.35%, 9/15/2033 (b)	21	21
Series 2725, Class SC, IF, 2.23%, 11/15/2033 (b)	11	11
Series 2722, Class PF, 5.19%, 12/15/2033 (b)	532	535
Series 2763, Class ZA, 6.00%, 3/15/2034	1,897	1,946
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2779, Class ZC, 6.00%, 4/15/2034	1,169	1,204
Series 2802, Class ZY, 6.00%, 5/15/2034	246	252
Series 3318, Class BT, IF, 7.00%, 5/15/2034 (b)	538	530
Series 2990, Class SL, IF, 7.67%, 6/15/2034 (b)	2	2
Series 3611, PO, 7/15/2034	106	89
Series 3305, Class MB, IF, 7.07%, 7/15/2034 (b)	36	38
Series 3077, Class TO, PO, 4/15/2035	36	34
Series 2990, Class WP, IF, 5.52%, 6/15/2035 (b)	1	1
Series 3035, Class Z, 5.85%, 9/15/2035	550	555
Series 3117, Class EO, PO, 2/15/2036	67	56
Series 3117, Class OG, PO, 2/15/2036	51	43
Series 3117, Class OK, PO, 2/15/2036	69	57
Series 3143, Class BC, 5.50%, 2/15/2036	127	129
Series 3122, Class OH, PO, 3/15/2036	9	8
Series 3134, PO, 3/15/2036	10	9
Series 3152, Class MO, PO, 3/15/2036	135	112
Series 3122, Class ZB, 6.00%, 3/15/2036	30	34
Series 3138, PO, 4/15/2036	40	33
Series 3607, Class AO, PO, 4/15/2036	88	72
Series 3607, Class BO, PO, 4/15/2036	88	74
Series 3137, Class XP, 6.00%, 4/15/2036	420	438
Series 3219, Class DI, IO, 6.00%, 4/15/2036	55	10
Series 3149, Class SO, PO, 5/15/2036	40	32
Series 3151, PO, 5/15/2036	122	97
Series 3153, Class EO, PO, 5/15/2036	60	50
Series 3210, PO, 5/15/2036	24	24
Series 3604, PO, 5/15/2036	96	77
Series 3171, Class MO, PO, 6/15/2036	47	41
Series 3179, Class OA, PO, 7/15/2036	43	36
Series 3194, Class SA, IF, IO, 2.51%, 7/15/2036 (b)	26	2
Series 3200, PO, 8/15/2036	84	67
Series 3232, Class ST, IF, IO, 2.11%, 10/15/2036 (b)	91	7
Series 3237, Class AO, PO, 11/15/2036	84	69
Series 3704, Class DT, 7.50%, 11/15/2036	478	512
Series 3704, Class ET, 7.50%, 12/15/2036	341	368
Series 3260, Class CS, IF, IO, 1.55%, 1/15/2037 (b)	59	5
Series 3262, Class SG, IF, IO, 1.81%, 1/15/2037 (b)	17	1
Series 3274, Class JO, PO, 2/15/2037	18	16
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	255

JPMorgan Mortgage-Backed Securities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 3274, Class MO, PO, 2/15/2037	34	29
Series 3275, Class FL, 5.03%, 2/15/2037 (b)	15	15
Series 3290, Class SB, IF, IO, 1.86%, 3/15/2037 (b)	179	12
Series 3288, Class GS, IF, 4.28%, 3/15/2037 (b)	10	10
Series 3373, Class TO, PO, 4/15/2037	75	60
Series 3316, Class JO, PO, 5/15/2037	9	7
Series 3607, PO, 5/15/2037	238	191
Series 3322, Class NS, IF, 7.00%, 5/15/2037 (b)	396	409
Series 3371, Class FA, 5.19%, 9/15/2037 (b)	26	26
Series 3385, Class SN, IF, IO, 1.41%, 11/15/2037 (b)	42	2
Series 3387, Class SA, IF, IO, 1.83%, 11/15/2037 (b)	121	8
Series 3422, Class AI, IO, 0.25%, 1/15/2038 (d)	422	4
Series 3404, Class SC, IF, IO, 1.41%, 1/15/2038 (b)	162	11
Series 3451, Class SA, IF, IO, 1.46%, 5/15/2038 (b)	11	—
Series 3537, Class MI, IO, 5.00%, 6/15/2038	251	36
Series 3461, Class LZ, 6.00%, 6/15/2038	64	66
Series 3481, Class SJ, IF, IO, 1.26%, 8/15/2038 (b)	210	13
Series 3895, Class WA, 5.65%, 10/15/2038 (b)	94	96
Series 3511, Class SA, IF, IO, 1.41%, 2/15/2039 (b)	52	2
Series 3546, Class A, 3.24%, 2/15/2039 (b)	29	29
Series 3531, Class SA, IF, IO, 1.71%, 5/15/2039 (b)	170	3
Series 3549, Class FA, 5.79%, 7/15/2039 (b)	11	11
Series 4580, Class PT, 6.80%, 8/15/2039 (b)	651	672
Series 3572, Class JS, IF, IO, 2.21%, 9/15/2039 (b)	138	7
Series 3795, Class EI, IO, 5.00%, 10/15/2039	30	—
Series 3621, PO, 1/15/2040	162	127
Series 3621, Class BO, PO, 1/15/2040	108	89
Series 3623, Class LO, PO, 1/15/2040	145	115
Series 3632, Class BS, IF, 2.21%, 2/15/2040 (b)	427	396
Series 3714, Class IP, IO, 5.00%, 8/15/2040	275	20
Series 3740, Class SC, IF, IO, 1.41%, 10/15/2040 (b)	224	20
Series 3747, Class PY, 4.00%, 10/15/2040	1,128	1,074
Series 3747, Class CY, 4.50%, 10/15/2040	1,742	1,700
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 3753, PO, 11/15/2040	742	575
Series 3770, Class PY, 5.00%, 12/15/2040	1,655	1,654
Series 3860, Class PZ, 5.00%, 5/15/2041	3,099	3,085
Series 3852, Class QN, IF, 5.50%, 5/15/2041 (b)	50	47
Series 3852, Class TP, IF, 5.50%, 5/15/2041 (b)	81	78
Series 3966, Class NA, 4.00%, 12/15/2041	829	801
Series 4015, Class MY, 3.50%, 3/15/2042	941	878
Series 4136, Class HS, IF, 0.00%, 11/15/2042 (b)	352	213
Series 4177, Class MQ, 2.50%, 3/15/2043	1,000	848
Series 4274, Class EM, 4.00%, 11/15/2043	1,000	889
Series 4280, Class EO, PO, 12/15/2043	490	365
Series 4281, Class OB, PO, 12/15/2043	535	429
Series 4377, Class JP, 3.00%, 8/15/2044	2,467	2,290
Series 4456, Class SA, IF, IO, 1.56%, 3/15/2045 (b)	3,340	336
Series 4480, Class SE, IF, IO, 1.59%, 6/15/2045 (b)	3,516	351
Series 4888, Class AZ, 4.00%, 12/15/2048	4,272	4,011
Series 4848, Class QY, 4.50%, 12/15/2048	806	774
Series 4903, Class SN, IF, IO, 1.48%, 8/25/2049 (b)	9,562	961
Series 5048, Class TI, IO, 3.00%, 11/25/2050	19,484	3,038
Series 5054, Class DZ, 2.00%, 12/25/2050	13,850	7,119
FHLMC, STRIPS
Series 191, IO, 8.00%, 1/1/2028	217	25
Series 197, PO, 4/1/2028	88	80
Series 233, Class 11, IO, 5.00%, 9/15/2035	125	25
Series 233, Class 12, IO, 5.00%, 9/15/2035	75	12
Series 233, Class 13, IO, 5.00%, 9/15/2035	174	34
Series 239, Class S30, IF, IO, 3.11%, 8/15/2036 (b)	242	30
Series 262, Class 35, 3.50%, 7/15/2042	6,500	6,043
Series 299, Class 300, 3.00%, 1/15/2043	246	221
Series 310, PO, 9/15/2043	875	685
FHLMC, Structured Pass-Through Certificates, Whole Loan
Series T-41, Class 3A, 4.37%, 7/25/2032 (b)	133	126
Series T-76, Class 2A, 2.01%, 10/25/2037 (b)	1,571	1,335
Series T-42, Class A5, 7.50%, 2/25/2042	461	470
Series T-51, Class 2A, 7.50%, 8/25/2042 (b)	43	44
Series T-54, Class 2A, 6.50%, 2/25/2043	919	962
Series T-54, Class 3A, 7.00%, 2/25/2043	425	447
Series T-56, Class A5, 5.23%, 5/25/2043	741	717
SEE NOTES TO FINANCIAL STATEMENTS.

256	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series T-58, Class A, PO, 9/25/2043	53	36
Series T-51, Class 1A, 6.50%, 9/25/2043 (b)	34	35
Series T-59, Class 1AP, PO, 10/25/2043	52	28
Series T-62, Class 1A1, 3.99%, 10/25/2044 (b)	541	511
First Horizon Alternative Mortgage Securities Trust
Series 2004-AA4, Class A1, 4.04%, 10/25/2034 (b)	95	94
Series 2005-FA8, Class 1A19, 5.50%, 11/25/2035	139	73
Series 2007-FA4, Class 1A2, IF, IO, 1.03%, 8/25/2037 (b)	2,500	205
FNMA Trust, Whole Loan
Series 2003-W17, Class 1A7, 5.75%, 8/25/2033	2,135	2,153
Series 2004-W1, Class 2A2, 7.00%, 12/25/2033	161	168
Series 2003-W8, Class 3F1, 5.02%, 5/25/2042 (b)	106	105
Series 2003-W2, Class 1A1, 6.50%, 7/25/2042	144	146
Series 2003-W8, Class 2A, 7.00%, 10/25/2042	85	87
Series 2004-W2, Class 2A2, 7.00%, 2/25/2044	107	111
Series 2005-W3, Class 2AF, 4.84%, 3/25/2045 (b)	231	229
Series 2005-W4, Class 3A, 3.28%, 6/25/2045 (b)	454	437
Series 2005-W4, Class 1A1, 6.00%, 8/25/2045	88	88
Series 2006-W2, Class 1AF1, 4.84%, 2/25/2046 (b)	121	119
FNMA, Grantor Trust, Whole Loan
Series 2001-T7, Class A1, 7.50%, 2/25/2041	236	251
Series 2001-T12, Class A1, 6.50%, 8/25/2041	2,596	2,625
Series 2001-T12, Class A2, 7.50%, 8/25/2041	132	135
Series 2001-T10, PO, 12/25/2041	9	8
Series 2002-T4, Class A2, 7.00%, 12/25/2041	92	95
Series 2002-T4, Class A3, 7.50%, 12/25/2041	224	237
Series 2002-T16, Class A2, 7.00%, 7/25/2042	88	92
Series 2002-T19, Class A2, 7.00%, 7/25/2042	218	228
Series 2004-T1, Class 1A1, 6.00%, 1/25/2044	152	153
Series 2004-T3, Class PT1, 9.60%, 1/25/2044 (b)	118	124
FNMA, REMIC
Series 1993-25, Class J, 7.50%, 3/25/2023	—	—
Series G93-17, Class SI, IF, 6.00%, 4/25/2023 (b)	—	—
Series 1993-54, Class Z, 7.00%, 4/25/2023	—	—
Series 1993-62, Class SA, IF, 7.83%, 4/25/2023 (b)	—	—
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 1998-43, Class SA, IF, IO, 14.04%, 4/25/2023 (b)	—	—
Series 1993-97, Class FA, 5.87%, 5/25/2023 (b)	—	—
Series 1993-162, Class F, 5.57%, 8/25/2023 (b)	—	—
Series 1996-14, Class SE, IF, IO, 7.26%, 8/25/2023 (b)	2	—
Series 1993-228, Class G, PO, 9/25/2023	—	—
Series 1993-165, Class SD, IF, 3.31%, 9/25/2023 (b)	—	—
Series 2000-18, Class EC, PO, 10/25/2023	5	5
Series 1993-179, Class SB, IF, 5.94%, 10/25/2023 (b)	1	1
Series 1993-230, Class FA, 5.11%, 12/25/2023 (b)	—	—
Series 2002-1, Class UD, IF, 8.34%, 12/25/2023 (b)	1	1
Series 1994-26, Class J, PO, 1/25/2024	12	12
Series 2009-12, IO, 4.50%, 3/25/2024	—	—
Series 1994-37, Class L, 6.50%, 3/25/2024	2	2
Series G94-7, Class PJ, 7.50%, 5/17/2024	7	7
Series 2004-53, Class NC, 5.50%, 7/25/2024	3	3
Series 1995-2, Class Z, 8.50%, 1/25/2025	1	1
Series 2006-72, Class HO, PO, 8/25/2026	20	19
Series 2006-94, Class GI, IF, IO, 2.03%, 10/25/2026 (b)	232	5
Series 2006-94, Class GK, IF, 10.16%, 10/25/2026 (b)	10	10
Series G97-2, Class ZA, 8.50%, 2/17/2027	10	10
Series 1997-20, IO, 1.84%, 3/25/2027 (b)	1	—
Series 1997-27, Class J, 7.50%, 4/18/2027	2	2
Series 1997-24, Class Z, 8.00%, 4/18/2027	2	2
Series 1997-46, Class Z, 7.50%, 6/17/2027	57	58
Series 1997-81, Class PI, IO, 7.00%, 12/18/2027	1	—
Series 1998-30, Class ZA, 6.50%, 5/20/2028	121	122
Series 1998-36, Class ZB, 6.00%, 7/18/2028	13	14
Series 2002-7, Class FD, 5.32%, 4/25/2029 (b)	34	34
Series 1999-62, Class PB, 7.50%, 12/18/2029	13	13
Series 2000-52, IO, 8.50%, 1/25/2031	3	—
Series 2002-60, Class FA, 5.37%, 2/25/2031 (b)	108	108
Series 2002-60, Class FB, 5.37%, 2/25/2031 (b)	108	108
Series 2001-4, Class ZA, 6.50%, 3/25/2031	117	119
Series 2001-7, Class PF, 7.00%, 3/25/2031	12	13
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	257

JPMorgan Mortgage-Backed Securities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2002-50, Class ZA, 6.00%, 5/25/2031	171	173
Series 2001-33, Class ID, IO, 6.00%, 7/25/2031	16	2
Series 2001-49, Class LZ, 8.50%, 7/25/2031	27	28
Series 2001-38, Class FB, 5.12%, 8/25/2031 (b)	29	29
Series 2001-36, Class DE, 7.00%, 8/25/2031	23	24
Series 2001-44, Class PD, 7.00%, 9/25/2031	9	10
Series 2001-44, Class PU, 7.00%, 9/25/2031	18	19
Series 2001-53, Class FX, 4.97%, 10/25/2031 (b)	140	139
Series 2003-52, Class SX, IF, 9.10%, 10/25/2031 (b)	6	7
Series 2001-61, Class Z, 7.00%, 11/25/2031	69	72
Series 2001-72, Class SX, IF, 6.71%, 12/25/2031 (b)	5	5
Series 2002-1, Class SA, IF, 10.18%, 2/25/2032 (b)	4	5
Series 2002-13, Class SJ, IF, IO, 1.60%, 3/25/2032 (b)	67	2
Series 2002-13, Class ST, IF, 10.00%, 3/25/2032 (b)	4	4
Series 2002-30, Class Z, 6.00%, 5/25/2032	100	103
Series 2002-37, Class Z, 6.50%, 6/25/2032	8	8
Series 2006-130, Class GI, IO, 6.50%, 7/25/2032	138	15
Series 2004-61, Class FH, 5.42%, 11/25/2032 (b)	661	668
Series 2011-39, Class ZA, 6.00%, 11/25/2032	681	696
Series 2004-61, Class SK, IF, 8.50%, 11/25/2032 (b)	26	27
Series 2004-59, Class BG, PO, 12/25/2032	37	31
Series 2002-77, Class S, IF, 6.02%, 12/25/2032 (b)	17	17
Series 2003-2, Class F, 5.37%, 2/25/2033 (b)	258	260
Series 2003-14, Class TI, IO, 5.00%, 3/25/2033	97	4
Series 2003-22, Class UD, 4.00%, 4/25/2033	223	214
Series 2003-39, IO, 6.00%, 5/25/2033 (b)	11	2
Series 2003-33, Class IA, IO, 6.50%, 5/25/2033	245	46
Series 2003-44, Class IU, IO, 7.00%, 6/25/2033	330	53
Series 2003-132, Class OA, PO, 8/25/2033	5	4
Series 2003-74, Class SH, IF, 1.86%, 8/25/2033 (b)	22	19
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2003-132, Class PI, IO, 5.50%, 8/25/2033	18	1
Series 2003-72, Class IE, IO, 5.50%, 8/25/2033	117	18
Series 2003-91, Class SD, IF, 4.80%, 9/25/2033 (b)	19	18
Series 2003-86, Class ZA, 5.50%, 9/25/2033	123	124
Series 2003-105, Class AZ, 5.50%, 10/25/2033	717	726
Series 2003-116, Class SB, IF, IO, 2.98%, 11/25/2033 (b)	128	9
Series 2006-44, Class P, PO, 12/25/2033	271	224
Series 2003-122, Class ZJ, 6.00%, 12/25/2033	746	769
Series 2003-130, Class SX, IF, 4.59%, 1/25/2034 (b)	4	4
Series 2004-87, Class F, 5.37%, 1/25/2034 (b)	100	101
Series 2003-131, Class SK, IF, 6.97%, 1/25/2034 (b)	2	2
Series 2004-46, Class EP, PO, 3/25/2034	50	47
Series 2004-28, Class PF, 5.02%, 3/25/2034 (b)	125	125
Series 2004-17, Class H, 5.50%, 4/25/2034	221	225
Series 2004-25, Class SA, IF, 6.83%, 4/25/2034 (b)	43	43
Series 2004-46, Class SK, IF, 3.80%, 5/25/2034 (b)	18	17
Series 2004-46, Class QB, IF, 5.53%, 5/25/2034 (b)	39	41
Series 2004-36, Class SA, IF, 6.83%, 5/25/2034 (b)	83	84
Series 2004-51, Class SY, IF, 5.01%, 7/25/2034 (b)	11	10
Series 2004-50, Class VZ, 5.50%, 7/25/2034	902	907
Series 2014-44, Class B, 2.50%, 8/25/2034	860	783
Series 2005-7, Class LO, PO, 2/25/2035	263	234
Series 2005-15, Class MO, PO, 3/25/2035	79	62
Series 2005-13, Class FL, 5.02%, 3/25/2035 (b)	58	57
Series 2005-74, Class SK, IF, 7.43%, 5/25/2035 (b)	65	63
Series 2005-56, Class S, IF, IO, 2.09%, 7/25/2035 (b)	142	11
Series 2005-66, Class SV, IF, IO, 2.13%, 7/25/2035 (b)	116	4
Series 2005-103, Class SC, IF, 2.60%, 7/25/2035 (b)	167	149
Series 2005-66, Class SG, IF, 5.83%, 7/25/2035 (b)	63	65
SEE NOTES TO FINANCIAL STATEMENTS.

258	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2005-73, Class PS, IF, 5.16%, 8/25/2035 (b)	37	37
Series 2005-68, Class PG, 5.50%, 8/25/2035	142	143
Series 2005-90, PO, 9/25/2035	35	33
Series 2005-90, Class AO, PO, 10/25/2035	14	13
Series 2010-39, Class OT, PO, 10/25/2035	82	66
Series 2005-90, Class ES, IF, 5.33%, 10/25/2035 (b)	123	121
Series 2005-84, Class XM, 5.75%, 10/25/2035	72	72
Series 2005-106, Class US, IF, 7.64%, 11/25/2035 (b)	74	74
Series 2006-8, Class WQ, PO, 3/25/2036	265	209
Series 2006-8, Class WN, IF, IO, 2.08%, 3/25/2036 (b)	973	83
Series 2006-16, Class HZ, 5.50%, 3/25/2036	59	59
Series 2006-23, Class KO, PO, 4/25/2036	33	29
Series 2006-27, Class OH, PO, 4/25/2036	65	56
Series 2006-44, Class GO, PO, 6/25/2036	105	88
Series 2006-50, Class JO, PO, 6/25/2036	63	52
Series 2006-50, Class PS, PO, 6/25/2036	89	77
Series 2006-53, Class US, IF, IO, 1.96%, 6/25/2036 (b)	159	13
Series 2006-58, PO, 7/25/2036	106	88
Series 2006-58, Class AP, PO, 7/25/2036	37	30
Series 2006-65, Class QO, PO, 7/25/2036	42	36
Series 2006-56, Class FT, 5.37%, 7/25/2036 (b)	395	412
Series 2006-63, Class ZH, 6.50%, 7/25/2036	137	144
Series 2006-72, Class GO, PO, 8/25/2036	73	64
Series 2006-72, Class TO, PO, 8/25/2036	41	34
Series 2006-79, Class DO, PO, 8/25/2036	68	59
Series 2007-7, Class SG, IF, IO, 1.88%, 8/25/2036 (b)	254	30
Series 2006-77, Class PC, 6.50%, 8/25/2036	286	293
Series 2006-78, Class BZ, 6.50%, 8/25/2036	64	67
Series 2006-86, Class OB, PO, 9/25/2036	86	69
Series 2006-90, Class AO, PO, 9/25/2036	63	55
Series 2009-19, Class IP, IO, 5.50%, 10/25/2036	500	106
Series 2006-110, PO, 11/25/2036	49	40
Series 2006-111, Class EO, PO, 11/25/2036	35	28
Series 2006-105, Class ME, 5.50%, 11/25/2036	539	549
Series 2006-115, Class OK, PO, 12/25/2036	107	86
Series 2006-119, PO, 12/25/2036	42	36
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2006-117, Class GS, IF, IO, 2.03%, 12/25/2036 (b)	112	6
Series 2006-118, Class A2, 4.22%, 12/25/2036 (b)	56	56
Series 2006-120, Class PF, 4.87%, 12/25/2036 (b)	56	55
Series 2006-120, IO, 6.50%, 12/25/2036	198	33
Series 2015-91, Class AC, 7.50%, 12/25/2036	1,509	1,590
Series 2006-126, Class AO, PO, 1/25/2037	196	160
Series 2007-1, Class SD, IF, 11.30%, 2/25/2037 (b)	33	50
Series 2007-14, Class OP, PO, 3/25/2037	65	55
Series 2007-22, Class SC, IF, IO, 1.46%, 3/25/2037 (b)	18	—
Series 2007-14, Class ES, IF, IO, 1.82%, 3/25/2037 (b)	2,194	166
Series 2009-63, Class P, 5.00%, 3/25/2037	10	10
Series 2007-16, Class FC, 5.37%, 3/25/2037 (b)	23	23
Series 2007-18, Class MZ, 6.00%, 3/25/2037	172	172
Series 2007-39, Class EF, 4.87%, 5/25/2037 (b)	23	23
Series 2007-46, Class ZK, 5.50%, 5/25/2037	152	150
Series 2007-54, Class WI, IF, IO, 1.48%, 6/25/2037 (b)	217	15
Series 2007-72, Class EK, IF, IO, 1.78%, 7/25/2037 (b)	580	48
Series 2007-65, Class KI, IF, IO, 2.00%, 7/25/2037 (b)	119	10
Series 2007-60, Class AX, IF, IO, 2.53%, 7/25/2037 (b)	194	24
Series 2007-76, Class ZG, 6.00%, 8/25/2037	127	128
Series 2007-78, Class CB, 6.00%, 8/25/2037	60	62
Series 2007-79, Class SB, IF, 7.09%, 8/25/2037 (b)	19	20
Series 2007-88, Class VI, IF, IO, 1.92%, 9/25/2037 (b)	90	8
Series 2009-86, Class OT, PO, 10/25/2037	294	237
Series 2007-100, Class SM, IF, IO, 1.83%, 10/25/2037 (b)	184	15
Series 2007-91, Class ES, IF, IO, 1.84%, 10/25/2037 (b)	296	23
Series 2007-112, Class SA, IF, IO, 1.83%, 12/25/2037 (b)	553	52
Series 2007-116, Class HI, IO, 0.00%, 1/25/2038 (b)	395	11
Series 2008-1, Class BI, IF, IO, 1.29%, 2/25/2038 (b)	157	10
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	259

JPMorgan Mortgage-Backed Securities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2008-12, Class CO, PO, 3/25/2038	325	271
Series 2008-16, Class IS, IF, IO, 1.58%, 3/25/2038 (b)	101	6
Series 2008-10, Class XI, IF, IO, 1.61%, 3/25/2038 (b)	84	5
Series 2008-20, Class SA, IF, IO, 2.37%, 3/25/2038 (b)	127	11
Series 2009-79, Class UA, 7.00%, 3/25/2038	12	12
Series 2008-32, Class SA, IF, IO, 2.23%, 4/25/2038 (b)	19	1
Series 2008-27, Class SN, IF, IO, 2.28%, 4/25/2038 (b)	46	4
Series 2008-44, PO, 5/25/2038	12	10
Series 2008-53, Class CI, IF, IO, 2.58%, 7/25/2038 (b)	61	6
Series 2011-47, Class ZA, 5.50%, 7/25/2038	237	237
Series 2008-80, Class SA, IF, IO, 1.23%, 9/25/2038 (b)	128	8
Series 2008-81, Class SB, IF, IO, 1.23%, 9/25/2038 (b)	107	5
Series 2008-80, Class GP, 6.25%, 9/25/2038	10	10
Series 2009-6, Class GS, IF, IO, 1.93%, 2/25/2039 (b)	61	5
Series 2009-4, Class BD, 4.50%, 2/25/2039	8	7
Series 2009-17, Class QS, IF, IO, 2.03%, 3/25/2039 (b)	58	3
Series 2009-62, Class HJ, 6.00%, 5/25/2039	13	13
Series 2009-52, Class PI, IO, 5.00%, 7/25/2039	172	31
Series 2009-47, Class MT, 7.00%, 7/25/2039	10	10
Series 2009-69, PO, 9/25/2039	74	58
Series 2009-84, Class WS, IF, IO, 1.28%, 10/25/2039 (b)	55	3
Series 2009-86, Class IP, IO, 5.50%, 10/25/2039	114	21
Series 2009-92, Class AD, 6.00%, 11/25/2039	91	91
Series 2009-99, Class SC, IF, IO, 1.56%, 12/25/2039 (b)	43	3
Series 2009-103, Class MB, 3.32%, 12/25/2039 (b)	277	280
Series 2009-99, Class WA, 6.30%, 12/25/2039 (b)	265	270
Series 2009-112, Class ST, IF, IO, 1.63%, 1/25/2040 (b)	145	11
Series 2009-113, Class FB, 5.17%, 1/25/2040 (b)	112	112
Series 2010-23, Class KS, IF, IO, 2.48%, 2/25/2040 (b)	109	7
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2010-1, Class WA, 6.22%, 2/25/2040 (b)	463	472
Series 2010-49, Class SC, IF, 3.43%, 3/25/2040 (b)	150	141
Series 2010-16, Class WB, 6.16%, 3/25/2040 (b)	983	1,004
Series 2010-16, Class WA, 6.43%, 3/25/2040 (b)	420	429
Series 2010-35, Class SB, IF, IO, 1.80%, 4/25/2040 (b)	119	7
Series 2010-40, Class FJ, 5.22%, 4/25/2040 (b)	56	56
Series 2010-42, Class S, IF, IO, 1.78%, 5/25/2040 (b)	55	3
Series 2010-43, Class FD, 5.22%, 5/25/2040 (b)	186	186
Series 2010-61, Class WA, 6.00%, 6/25/2040 (b)	162	165
Series 2010-68, Class SA, IF, IO, 0.38%, 7/25/2040 (b)	329	15
Series 2010-103, Class ME, 4.00%, 9/25/2040	379	358
Series 2010-111, Class AM, 5.50%, 10/25/2040	436	450
Series 2010-125, Class SA, IF, IO, 0.00%, 11/25/2040 (b)	333	8
Series 2010-130, Class CY, 4.50%, 11/25/2040	1,548	1,504
Series 2010-123, Class FL, 5.05%, 11/25/2040 (b)	47	47
Series 2010-147, Class SA, IF, IO, 1.91%, 1/25/2041 (b)	1,320	140
Series 2011-20, Class MW, 5.00%, 3/25/2041	1,674	1,676
Series 2011-30, Class LS, IO, 0.00%, 4/25/2041 (b)	248	12
Series 2011-75, Class FA, 5.17%, 8/25/2041 (b)	46	46
Series 2011-118, Class LB, 7.00%, 11/25/2041	422	450
Series 2011-118, Class MT, 7.00%, 11/25/2041	691	731
Series 2011-118, Class NT, 7.00%, 11/25/2041	681	716
Series 2013-2, Class LZ, 3.00%, 2/25/2043	32	25
Series 2013-4, Class AJ, 3.50%, 2/25/2043	1,362	1,273
Series 2013-92, PO, 9/25/2043	851	636
Series 2013-101, Class DO, PO, 10/25/2043	983	717
Series 2018-11, Class LA, 3.50%, 7/25/2045	1,557	1,481
Series 2018-63, Class DA, 3.50%, 9/25/2048	712	658
SEE NOTES TO FINANCIAL STATEMENTS.

260	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2018-68, Class DZ, 4.00%, 9/25/2048	1,223	1,136
Series 2019-20, Class H, 3.50%, 5/25/2049	1,715	1,593
Series 2019-32, Class SD, IF, IO, 1.43%, 6/25/2049 (b)	3,950	310
Series 2010-103, Class SB, IF, IO, 1.48%, 11/25/2049 (b)	439	29
Series 2020-11, Class JW, 3.00%, 3/25/2050	3,056	2,401
Series 2020-36, Class SH, IF, IO, 1.43%, 6/25/2050 (b)	12,968	1,535
Series 2020-61, Class SB, IF, IO, 0.00%, 9/25/2050 (b)	8,879	321
Series 2011-2, Class WA, 5.88%, 2/25/2051 (b)	79	79
Series 2011-43, Class WA, 5.84%, 5/25/2051 (b)	91	93
Series 2011-58, Class WA, 5.50%, 7/25/2051 (b)	356	356
Series 2022-1, Class CZ, 3.00%, 12/25/2051	2,539	1,670
Series 2012-21, Class WA, 5.61%, 3/25/2052 (b)	654	675
FNMA, REMIC Trust, Whole Loan
Series 2004-W4, Class A7, 5.50%, 6/25/2034	385	383
Series 2007-W2, Class 1A1, 4.83%, 3/25/2037 (b)	156	153
Series 2007-W3, Class 1A3, 6.75%, 4/25/2037	62	62
Series 2007-W7, Class 1A4, IF, 12.14%, 7/25/2037 (b)	8	9
Series 2001-W3, Class A, 7.00%, 9/25/2041 (b)	258	251
Series 2002-W10, IO, 0.91%, 8/25/2042 (b)	1,173	29
Series 2003-W4, Class 2A, 5.17%, 10/25/2042 (b)	18	18
Series 2003-W1, Class 1A1, 4.83%, 12/25/2042 (b)	131	125
Series 2003-W1, Class 2A, 5.15%, 12/25/2042 (b)	87	84
Series 2004-W11, Class 1A1, 6.00%, 5/25/2044	288	296
Series 2006-W3, Class 2A, 6.00%, 9/25/2046	97	96
Series 2006-W3, Class 1AF1, 4.86%, 10/25/2046 (b)	67	66
Series 2009-W1, Class A, 6.00%, 12/25/2049	432	437
FNMA, REMIC, Whole Loan
Series 2007-101, Class A2, 4.48%, 6/27/2036 (b)	168	165
Series 2007-54, Class FA, 5.02%, 6/25/2037 (b)	68	67
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2007-64, Class FB, 4.99%, 7/25/2037 (b)	124	123
Series 2007-106, Class A7, 6.18%, 10/25/2037 (b)	29	30
Series 2003-7, Class A1, 6.50%, 12/25/2042	149	153
FNMA, STRIPS
Series 213, Class 2, IO, 8.00%, 3/25/2023	—	—(e)
Series 218, Class 2, IO, 7.50%, 4/25/2023	1	—
Series 265, Class 2, 9.00%, 3/25/2024	—	—
Series 300, Class 1, PO, 9/25/2024	8	7
Series 293, Class 1, PO, 12/25/2024	17	16
Series 285, Class 1, PO, 2/25/2027	1	1
Series 331, Class 13, IO, 7.00%, 11/25/2032	83	13
Series 345, Class 6, IO, 5.00%, 12/25/2033 (b)	36	5
Series 351, Class 7, IO, 5.00%, 4/25/2034 (b)	78	10
Series 356, Class 3, IO, 5.00%, 1/25/2035	97	14
Series 365, Class 8, IO, 5.50%, 5/25/2036	124	26
Series 373, Class 1, PO, 7/25/2036	783	651
Series 374, Class 5, IO, 5.50%, 8/25/2036	48	9
Series 393, Class 6, IO, 5.50%, 4/25/2037	19	2
Series 383, Class 32, IO, 6.00%, 1/25/2038	108	21
GMACM Mortgage Loan Trust Series 2005-AR3, Class 3A4, 3.18%, 6/19/2035 (b)	238	214
GNMA
Series 1999-4, Class ZB, 6.00%, 2/20/2029	34	34
Series 2001-35, Class SA, IF, IO, 3.66%, 8/16/2031 (b)	28	—
Series 2003-41, Class ID, IO, 5.50%, 5/20/2033	141	5
Series 2003-90, PO, 10/20/2033	11	11
Series 2010-41, Class WA, 5.82%, 10/20/2033 (b)	503	512
Series 2003-112, Class SA, IF, IO, 1.96%, 12/16/2033 (b)	170	3
Series 2004-28, Class S, IF, 7.04%, 4/16/2034 (b)	42	43
Series 2004-46, Class AO, PO, 6/20/2034	60	50
Series 2010-103, Class WA, 5.68%, 8/20/2034 (b)	260	264
Series 2004-73, Class JL, IF, IO, 1.96%, 9/16/2034 (b)	574	42
Series 2004-71, Class ST, IF, 7.00%, 9/20/2034 (b)	13	13
Series 2004-90, Class SI, IF, IO, 1.50%, 10/20/2034 (b)	178	7
Series 2005-68, Class DP, IF, 5.37%, 6/17/2035 (b)	42	39
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	261

JPMorgan Mortgage-Backed Securities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2010-14, Class CO, PO, 8/20/2035	391	332
Series 2005-58, Class NI, IO, 5.50%, 8/20/2035 (b)	514	68
Series 2005-68, Class KI, IF, IO, 1.70%, 9/20/2035 (b)	323	23
Series 2005-72, Class AZ, 5.50%, 9/20/2035	313	315
Series 2005-85, IO, 5.50%, 11/16/2035	135	15
Series 2010-14, Class BO, PO, 11/20/2035	66	53
Series 2006-16, Class OP, PO, 3/20/2036	58	49
Series 2006-22, Class AO, PO, 5/20/2036	40	36
Series 2006-38, Class SW, IF, IO, 1.90%, 6/20/2036 (b)	11	—
Series 2006-34, PO, 7/20/2036	33	29
Series 2006-59, Class SD, IF, IO, 2.10%, 10/20/2036 (b)	51	3
Series 2011-22, Class WA, 5.87%, 2/20/2037 (b)	752	767
Series 2007-57, PO, 3/20/2037	59	56
Series 2007-17, Class JO, PO, 4/16/2037	46	38
Series 2007-17, Class JI, IF, IO, 2.22%, 4/16/2037 (b)	337	27
Series 2010-129, Class AW, 5.91%, 4/20/2037 (b)	266	271
Series 2007-31, Class AO, PO, 5/16/2037	279	226
Series 2007-25, Class FN, 4.89%, 5/16/2037 (b)	42	41
Series 2007-28, Class BO, PO, 5/20/2037	8	6
Series 2007-26, Class SC, IF, IO, 1.60%, 5/20/2037 (b)	151	5
Series 2007-36, Class HO, PO, 6/16/2037	8	7
Series 2007-36, Class SE, IF, IO, 1.88%, 6/16/2037 (b)	152	4
Series 2007-36, Class SG, IF, IO, 1.87%, 6/20/2037 (b)	221	6
Series 2007-45, Class QA, IF, IO, 2.04%, 7/20/2037 (b)	71	3
Series 2007-40, Class SD, IF, IO, 2.15%, 7/20/2037 (b)	174	8
Series 2007-42, Class SB, IF, IO, 2.15%, 7/20/2037 (b)	167	8
Series 2007-53, Class SW, IF, 6.41%, 9/20/2037 (b)	21	21
Series 2008-32, Class PI, IO, 5.50%, 10/16/2037	9	—
Series 2009-79, Class OK, PO, 11/16/2037	105	88
Series 2007-74, Class SL, IF, IO, 1.95%, 11/16/2037 (b)	490	17
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2007-76, Class SA, IF, IO, 1.93%, 11/20/2037 (b)	140	4
Series 2007-79, Class SY, IF, IO, 1.95%, 12/20/2037 (b)	189	6
Series 2008-2, Class MS, IF, IO, 2.57%, 1/16/2038 (b)	105	9
Series 2008-1, PO, 1/20/2038	23	19
Series 2015-137, Class WA, 5.55%, 1/20/2038 (b)	224	230
Series 2008-13, Class PI, IO, 5.50%, 2/16/2038	302	29
Series 2008-10, Class S, IF, IO, 1.23%, 2/20/2038 (b)	77	2
Series 2009-106, Class ST, IF, IO, 1.40%, 2/20/2038 (b)	441	18
Series 2008-33, Class XS, IF, IO, 3.11%, 4/16/2038 (b)	78	4
Series 2008-36, Class SH, IF, IO, 1.70%, 4/20/2038 (b)	165	—
Series 2012-52, Class WA, 6.19%, 4/20/2038 (b)	1,897	1,956
Series 2008-40, Class SA, IF, IO, 1.81%, 5/16/2038 (b)	636	32
Series 2008-55, Class SA, IF, IO, 1.60%, 6/20/2038 (b)	84	2
Series 2008-62, Class SA, IF, IO, 1.55%, 7/20/2038 (b)	478	5
Series 2008-71, Class SC, IF, IO, 1.40%, 8/20/2038 (b)	29	—
Series 2012-59, Class WA, 5.58%, 8/20/2038 (b)	341	345
Series 2009-25, Class SE, IF, IO, 3.00%, 9/20/2038 (b)	77	3
Series 2011-97, Class WA, 6.11%, 11/20/2038 (b)	693	716
Series 2008-93, Class AS, IF, IO, 1.10%, 12/20/2038 (b)	133	5
Series 2008-96, Class SL, IF, IO, 1.40%, 12/20/2038 (b)	96	1
Series 2008-95, Class DS, IF, IO, 2.70%, 12/20/2038 (b)	313	13
Series 2011-163, Class WA, 5.89%, 12/20/2038 (b)	830	853
Series 2009-6, Class SA, IF, IO, 1.51%, 2/16/2039 (b)	87	—
Series 2009-10, Class SA, IF, IO, 1.35%, 2/20/2039 (b)	166	6
Series 2009-12, Class IE, IO, 5.50%, 3/20/2039	514	41
SEE NOTES TO FINANCIAL STATEMENTS.

262	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2009-14, Class KI, IO, 6.50%, 3/20/2039	114	14
Series 2009-14, Class NI, IO, 6.50%, 3/20/2039	134	17
Series 2009-33, Class CI, IO, 5.50%, 5/20/2039	39	4
Series 2009-33, Class TI, IO, 6.00%, 5/20/2039	89	13
Series 2009-43, Class SA, IF, IO, 1.35%, 6/20/2039 (b)	112	3
Series 2009-42, Class SC, IF, IO, 1.48%, 6/20/2039 (b)	205	12
Series 2009-64, Class SN, IF, IO, 1.51%, 7/16/2039 (b)	153	7
Series 2009-54, Class JZ, 5.50%, 7/20/2039	843	861
Series 2009-67, Class SA, IF, IO, 1.46%, 8/16/2039 (b)	150	9
Series 2009-72, Class SM, IF, IO, 1.66%, 8/16/2039 (b)	289	15
Series 2009-104, Class AB, 7.00%, 8/16/2039	78	78
Series 2009-106, Class AS, IF, IO, 1.81%, 11/16/2039 (b)	358	26
Series 2015-91, Class W, 5.25%, 5/20/2040 (b)	672	678
Series 2013-75, Class WA, 5.11%, 6/20/2040 (b)	336	337
Series 2011-137, Class WA, 5.60%, 7/20/2040 (b)	1,088	1,115
Series 2010-130, Class CP, 7.00%, 10/16/2040	224	238
Series 2010-157, Class OP, PO, 12/20/2040	533	440
Series 2020-187, Class WA, 3.76%, 7/16/2041 (b)	4,952	4,743
Series 2011-100, Class MY, 4.00%, 7/20/2041	930	904
Series 2012-24, Class WA, 5.57%, 7/20/2041 (b)	1,697	1,728
Series 2013-26, Class AK, 4.67%, 9/20/2041 (b)	760	755
Series 2014-188, Class W, 4.56%, 10/20/2041 (b)	739	724
Series 2012-141, Class WA, 4.52%, 11/16/2041 (b)	2,432	2,381
Series 2012-141, Class WC, 3.71%, 1/20/2042 (b)	1,181	1,127
Series 2012-141, Class WB, 4.02%, 9/16/2042 (b)	1,821	1,757
Series 2012-138, Class PT, 3.97%, 11/16/2042 (b)	1,978	1,908
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2013-54, Class WA, 4.90%, 11/20/2042 (b)	1,233	1,225
Series 2017-99, Class PT, 6.02%, 8/20/2044 (b)	756	783
Series 2021-103, Class WA, 4.26%, 6/20/2045 (b)	3,804	3,693
Series 2019-31, Class HC, 3.50%, 5/20/2046	1,912	1,832
Series 2018-160, Class PA, 3.50%, 7/20/2046	1,478	1,424
Series 2016-90, Class LI, IO, 4.00%, 7/20/2046	1,922	250
Series 2019-31, Class TS, IF, IO, 1.45%, 3/20/2049 (b)	17,961	1,054
Series 2019-111, IO, 5.00%, 4/20/2049	6,099	958
Series 2019-65, Class ST, IF, IO, 1.45%, 5/20/2049 (b)	8,492	603
Series 2020-133, Class IH, IO, 5.00%, 6/20/2049	3,873	445
Series 2019-112, Class GS, IF, IO, 1.47%, 9/20/2049 (b)	2,071	185
Series 2019-112, Class SG, IF, IO, 1.50%, 9/20/2049 (b)	2,923	213
Series 2019-152, Class SB, IF, IO, 0.00%, 12/20/2049 (b)	19,999	242
Series 2020-47, Class AI, IO, 4.50%, 4/16/2050	5,728	901
Series 2020-85, Class IA, IO, 4.50%, 6/20/2050	22,032	3,409
Series 2020-95, Class HI, IO, 4.00%, 7/20/2050	10,655	1,845
Series 2020-97, Class AI, IO, 4.75%, 7/20/2050	10,971	2,039
Series 2020-97, Class IA, IO, 5.00%, 7/20/2050	14,446	2,549
Series 2020-122, Class HI, IO, 3.00%, 8/20/2050	22,137	3,100
Series 2020-112, Class GI, IO, 4.50%, 8/20/2050	11,628	1,766
Series 2022-64, Class ZY, 2.50%, 9/20/2050	4,210	2,875
Series 2020-133, Class EI, IO, 3.00%, 9/20/2050	18,050	2,739
Series 2020-134, Class IH, IO, 3.00%, 9/20/2050	24,701	3,425
Series 2020-149, Class SH, IF, IO, 0.00%, 10/20/2050 (b)	22,030	620
Series 2020-149, Class TS, IF, IO, 0.00%, 10/20/2050 (b)	19,075	489
Series 2021-16, Class JI, IO, 3.00%, 12/20/2050	24,643	3,425
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	263

JPMorgan Mortgage-Backed Securities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2020-189, Class JI, IO, 3.50%, 12/20/2050	14,551	2,401
Series 2021-15, Class EI, IO, 2.50%, 1/20/2051	21,494	2,420
Series 2021-27, Class TI, IO, 3.00%, 2/20/2051	15,049	1,967
Series 2021-69, Class CI, IO, 3.50%, 4/20/2051	10,875	1,939
Series 2021-226, Class ZH, 3.00%, 12/20/2051	1,436	889
Series 2012-H24, Class FG, 4.82%, 4/20/2060 (b)	17	17
Series 2013-H03, Class FA, 4.69%, 8/20/2060 (b)	2	2
Series 2013-H05, Class FB, 4.79%, 2/20/2062 (b)	4	4
Series 2013-H07, Class MA, 3.95%, 4/20/2062 (b)	7	7
Series 2013-H02, Class HF, 4.69%, 11/20/2062 (b)	1	1
Series 2013-H01, Class JA, 4.71%, 1/20/2063 (b)	898	892
Series 2013-H04, Class SA, 4.81%, 2/20/2063 (b)	1,463	1,452
Series 2013-H08, Class BF, 4.79%, 3/20/2063 (b)	586	581
Series 2013-H07, Class HA, 4.80%, 3/20/2063 (b)	1,629	1,620
Series 2013-H09, Class HA, 1.65%, 4/20/2063	31	29
Series 2016-H11, Class FD, 2.57%, 5/20/2066 (b)	1,319	1,301
Series 2016-H13, Class FT, 4.97%, 5/20/2066 (b)	536	535
Series 2016-H13, Class FD, 5.18%, 5/20/2066 (b)	2,059	2,047
Series 2016-H16, Class FC, 3.16%, 7/20/2066 (b)	4,053	4,006
Series 2016-H26, Class FC, 5.39%, 12/20/2066 (b)	958	947
Series 2017-H05, Class FC, 5.14%, 2/20/2067 (b)	1,038	1,022
Series 2017-H08, Class XI, IO, 2.13%, 3/20/2067 (b)	3,939	177
Series 2017-H11, Class XI, IO, 1.41%, 5/20/2067 (b)	10,212	454
Series 2017-H14, Class XI, IO, 1.23%, 6/20/2067 (b)	4,470	169
Series 2017-H14, Class AI, IO, 1.56%, 6/20/2067 (b)	5,191	326
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2020-H11, Class GI, IO, 3.33%, 7/20/2067 (b)	4,239	170
Series 2017-H16, Class F, 3.61%, 8/20/2067 (b)	2,559	2,514
Series 2017-H17, Class FQ, 3.98%, 9/20/2067 (b)	3,244	3,197
Series 2017-H25, Class HI, IO, 2.11%, 10/20/2067 (b)	17,158	438
Series 2018-H04, Class FE, 1.00%, 2/20/2068 (b)	1,159	1,136
Series 2018-H13, Class DF, 3.58%, 7/20/2068 (b)	3,383	3,317
Series 2018-H18, Class AI, IO, 0.01%, 9/20/2068 (b)	50,996	2,302
Series 2019-H09, Class IB, IO, 1.80%, 4/20/2069 (b)	9,685	154
Series 2019-H14, Class IE, IO, 1.53%, 5/20/2069 (b)	29,804	221
Series 2019-H10, Class IB, IO, 2.10%, 5/20/2069 (b)	14,974	291
Series 2019-H12, Class JI, IO, 2.09%, 7/20/2069 (b)	14,459	334
Series 2019-H14, Class KI, IO, 2.32%, 7/20/2069 (b)	9,917	264
Series 2019-H15, Class IJ, IO, 2.26%, 8/20/2069 (b)	10,880	441
Series 2019-H18, Class CI, IO, 0.03%, 10/20/2069 (b)	22,229	1,294
Series 2019-H18, Class KI, IO, 2.40%, 11/20/2069 (b)	12,038	315
Series 2020-H02, Class DI, IO, 2.32%, 12/20/2069 (b)	13,654	440
Series 2020-H05, IO, 0.02%, 3/20/2070 (b)	21,554	1,317
Series 2020-H07, Class DI, IO, 0.01%, 4/20/2070 (b)	28,305	1,446
Series 2020-H09, Class IE, IO, 0.00%, 5/20/2070 (b)	9,294	320
Series 2020-H17, Class IK, IO, 0.01%, 10/20/2070 (b)	42,851	1,907
Series 2020-H17, Class IJ, IO, 0.03%, 10/20/2070 (b)	10,502	337
Series 2021-H01, Class AI, IO, 0.01%, 11/20/2070 (b)	82,692	3,733
Series 2021-H01, Class DI, IO, 0.01%, 12/20/2070 (b)	27,492	1,517
Series 2020-H22, Class IH, IO, 0.02%, 12/20/2070 (b)	11,016	409
Series 2020-H22, Class JI, IO, 0.02%, 12/20/2070 (b)	118,801	4,347
SEE NOTES TO FINANCIAL STATEMENTS.

264	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2021-H02, Class HI, IO, 0.00%, 1/20/2071 (b)	48,619	1,039
Series 2021-H02, Class IJ, IO, 0.02%, 1/20/2071 (b)	120,383	4,381
Series 2021-H02, Class JI, IO, 1.24%, 1/20/2071 (b)	27,026	1,088
Series 2021-H02, Class IH, IO, 1.35%, 1/20/2071 (b)	17,203	671
Series 2021-H02, Class TF, 4.59%, 1/20/2071 (b)	9,547	9,613
Series 2021-H03, Class IP, IO, 0.01%, 2/20/2071 (b)	40,493	1,395
Series 2021-H03, Class PI, IO, 0.01%, 2/20/2071 (b)	33,503	1,241
Series 2021-H05, Class IQ, IO, 0.01%, 2/20/2071 (b)	83,706	2,899
Series 2021-H03, Class IE, IO, 0.02%, 2/20/2071 (b)	9,207	264
Series 2021-H03, Class IN, IO, 1.21%, 2/20/2071 (b)	51,637	2,114
Series 2021-H03, Class NI, IO, 1.34%, 2/20/2071 (b)	27,238	1,025
Series 2021-H03, Class TI, IO, 1.39%, 2/20/2071 (b)	35,320	2,056
Series 2021-H05, Class QI, IO, 1.00%, 3/20/2071 (b)	115,854	2,891
Series 2021-H06, Class IA, IO, 1.03%, 3/20/2071 (b)	18,379	537
Series 2021-H06, Class QI, IO, 0.92%, 4/20/2071 (b)	41,895	1,100
Series 2021-H06, IO, 1.40%, 4/20/2071 (b)	76,821	1,751
Series 2021-H14, Class IY, IO, 0.70%, 9/20/2071 (b)	72,878	1,737
Goodgreen Trust Series 2017-R1, 5.00%, 10/20/2051 ‡	921	880
GSMPS Mortgage Loan Trust
Series 2001-2, Class A, 7.50%, 6/19/2032 (b) (c)	169	155
Series 2004-4, Class 1AF, 5.02%, 6/25/2034 (b) (c)	92	82
Series 2005-RP2, Class 1AF, 4.97%, 3/25/2035 (b) (c)	169	148
Series 2005-RP3, Class 1AS, IO, 0.00%, 9/25/2035 (b) (c)	523	5
Series 2005-RP3, Class 1AF, 4.97%, 9/25/2035 (b) (c)	1,151	983
Series 2006-RP2, Class 1AS2, IF, IO, 1.57%, 4/25/2036 ‡ (b) (c)	997	54
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

GSR Mortgage Loan Trust
Series 2003-7F, Class 1A4, 5.25%, 6/25/2033	98	97
Series 2003-13, Class 1A1, 4.12%, 10/25/2033 (b)	22	22
Series 2004-3F, Class 3A8, 13.50%, 2/25/2034	4	4
Series 2004-6F, Class 2A4, 5.50%, 5/25/2034	124	120
Series 2004-8F, Class 2A3, 6.00%, 9/25/2034	147	146
Series 2004-13F, Class 3A3, 6.00%, 11/25/2034	33	31
Series 2005-5F, Class 8A3, 5.12%, 6/25/2035 (b)	26	23
Series 2005-7F, Class 3A9, 6.00%, 9/25/2035	259	248
Series 2006-1F, Class 1AP, PO, 2/25/2036	47	27
Series 2006-1F, Class 2A4, 6.00%, 2/25/2036	1,205	626
Home RE Ltd. (Bermuda) Series 2021-2, Class M1B, 6.08%, 1/25/2034 (b) (c)	3,095	3,064
Impac CMB Trust Series 2005-2, Class 2M1, 5.40%, 4/25/2035 (b)	30	26
Impac Secured Assets CMN Owner Trust Series 2001-8, Class A6, 6.44%, 1/25/2032	193	197
IndyMac INDX Mortgage Loan Trust Series 2006-AR3, Class 2A1A, 3.31%, 3/25/2036 (b)	73	51
JPMorgan Mortgage Trust
Series 2006-A2, Class 5A2, 4.18%, 11/25/2033 (b)	74	70
Series 2006-A2, Class 5A3, 4.18%, 11/25/2033 (b)	133	127
Series 2004-A3, Class 4A1, 3.63%, 7/25/2034 (b)	6	6
Series 2006-A2, Class 4A1, 3.65%, 8/25/2034 (b)	133	131
Series 2006-A3, Class 6A1, 3.85%, 8/25/2034 (b)	40	38
Series 2004-A4, Class 1A1, 3.93%, 9/25/2034 (b)	18	16
Series 2004-S1, Class 1A7, 5.00%, 9/25/2034	4	4
Series 2005-A1, Class 3A4, 3.82%, 2/25/2035 (b)	80	74
Series 2007-A1, Class 5A2, 4.00%, 7/25/2035 (b)	48	47
Legacy Mortgage Asset Trust
Series 2020-GS1, Class A1, 5.88%, 10/25/2059 (c) (d)	3,332	3,329
Series 2021-GS1, Class A1, 1.89%, 10/25/2066 (c) (d)	3,944	3,612
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	265

JPMorgan Mortgage-Backed Securities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Lehman Mortgage Trust
Series 2006-2, Class 1A1, 5.91%, 4/25/2036 (b)	196	130
Series 2007-6, Class 1A8, 6.00%, 7/25/2037	42	34
Series 2008-2, Class 1A6, 6.00%, 3/25/2038	323	112
LHOME Mortgage Trust Series 2021-RTL1, Class A1, 2.09%, 2/25/2026 (b) (c)	4,805	4,579
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1, 4.06%, 4/21/2034 (b)	36	34
Series 2004-3, Class 4A2, 2.89%, 4/25/2034 (b)	27	24
Series 2004-4, Class 2A1, 3.66%, 5/25/2034 (b)	15	14
Series 2004-13, Class 3A7, 3.87%, 11/21/2034 (b)	180	168
Series 2004-15, Class 3A1, 4.44%, 12/25/2034 (b)	31	28
MASTR Alternative Loan Trust
Series 2004-10, Class 1A1, 4.50%, 9/25/2019	2	2
Series 2003-4, Class 2A1, 6.25%, 6/25/2033	101	99
Series 2003-9, Class 8A1, 6.00%, 1/25/2034	36	35
Series 2004-1, Class 30, PO, 2/25/2034	33	22
Series 2004-3, Class 30, PO, 4/25/2034	78	53
Series 2004-3, Class 30X1, IO, 6.00%, 4/25/2034	34	5
Series 2004-3, Class 2A1, 6.25%, 4/25/2034	80	79
Series 2004-5, Class 30, PO, 6/25/2034	93	65
Series 2004-5, Class 30X1, IO, 6.00%, 6/25/2034	23	3
Series 2004-6, Class 30X1, IO, 5.50%, 7/25/2034	35	5
Series 2004-6, Class 7A1, 6.00%, 7/25/2034	347	329
Series 2004-7, Class 30, PO, 8/25/2034	20	15
Series 2004-7, Class AX1, IO, 5.50%, 8/25/2034	88	11
Series 2005-3, Class AX2, IO, 6.00%, 4/25/2035	686	104
MASTR Asset Securitization Trust
Series 2003-11, Class 15, PO, 12/25/2018	—	—(e)
Series 2003-12, Class 6A1, 5.00%, 12/25/2033	37	35
Series 2004-P7, Class A6, 5.50%, 12/27/2033 (c)	44	35
Series 2004-1, Class 30, PO, 2/25/2034	5	3
Series 2004-3, PO, 3/25/2034	1	—
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

MASTR Reperforming Loan Trust Series 2005-2, Class 1A1F, 4.97%, 5/25/2035 (b) (c)	1,154	608
Mastr Resecuritization Trust Series 2005-PO, Class 3, PO, 5/28/2035 (c)	46	28
Merrill Lynch Mortgage Investors Trust
Series 2003-A, Class 2A2, 6.10%, 3/25/2028 (b)	34	32
Series 2003-E, Class A1, 5.24%, 10/25/2028 (b)	169	156
Series 2003-F, Class A1, 5.26%, 10/25/2028 (b)	198	184
Series 2004-D, Class A2, 6.00%, 9/25/2029 (b)	115	108
Series 2004-E, Class A2A, 4.88%, 11/25/2029 (b)	45	42
Series 2003-A5, Class 2A6, 3.86%, 8/25/2033 (b)	61	56
Series 2004-A4, Class A2, 3.53%, 8/25/2034 (b)	122	112
Series 2004-1, Class 2A1, 3.61%, 12/25/2034 (b)	99	92
Merrill Lynch Mortgage Investors Trust MLMI
Series 2003-A4, Class 2A, 3.70%, 7/25/2033 (b)	34	31
Series 2005-A1, Class 3A, 4.68%, 12/25/2034 (b)	15	14
Mill City Securities Ltd. (Cayman Islands) Series 2021-RS1, Class A1, 2.91%, 4/28/2066 ‡ (b) (c)	7,454	6,650
Morgan Stanley Mortgage Loan Trust Series 2004-3, Class 4A, 5.65%, 4/25/2034 (b)	162	158
MortgageIT Trust Series 2005-5, Class A1, 5.14%, 12/25/2035 (b)	27	25
NACC Reperforming Loan REMIC Trust Series 2004-R2, Class A1, 6.50%, 10/25/2034 (b) (c)	175	153
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2003-A1, Class A5, 7.00%, 4/25/2033	23	23
Series 2003-A1, Class A1, 5.50%, 5/25/2033	5	5
Series 2003-A1, Class A2, 6.00%, 5/25/2033	13	12
Prime Mortgage Trust
Series 2004-CL1, Class 1A1, 6.00%, 2/25/2034	107	104
Series 2005-4, Class 2, PO, 10/25/2035	48	32
PRPM LLC
Series 2021-1, Class A1, 2.12%, 1/25/2026 (b) (c)	10,220	9,626
SEE NOTES TO FINANCIAL STATEMENTS.

266	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2021-2, Class A1, 2.12%, 3/25/2026 (b) (c)	4,648	4,348
RALI Trust
Series 2002-QS16, Class A3, IF, 8.22%, 10/25/2017 ‡ (b)	—	—
Series 2003-QS12, Class A2A, IF, IO, 4.01%, 6/25/2018 ‡ (b)	—	—(e)
Series 2003-QS12, Class A5, IO, 5.00%, 6/25/2018 ‡	—	—(e)
Series 2004-QA4, Class NB3, 4.70%, 9/25/2034 (b)	76	69
Series 2004-QA6, Class NB2, 3.63%, 12/26/2034 (b)	36	31
Series 2005-QA6, Class A32, 4.26%, 5/25/2035 (b)	483	276
Series 2005-QA10, Class A31, 4.57%, 9/25/2035 (b)	57	38
Series 2007-QS1, Class 1A1, 6.00%, 1/25/2037	107	82
Residential Asset Securitization Trust
Series 2003-A5, Class A1, 5.50%, 6/25/2033	86	83
Series 2004-IP2, Class 1A1, 4.37%, 12/25/2034 (b)	229	228
Series 2005-A16, Class AX, IO, 5.75%, 2/25/2036	464	86
Series 2006-A6, Class 2A13, 6.00%, 7/25/2036	181	101
RMF Buyout Issuance Trust Series 2020-HB1, Class M3, 4.75%, 10/25/2050 ‡ (b) (c)	3,300	2,714
Seasoned Credit Risk Transfer Trust
Series 2018-1, Class M60C, 3.50%, 5/25/2057	13,370	12,558
Series 2017-4, Class M60C, 3.50%, 6/25/2057	13,417	12,579
Series 2017-4, Class MT, 3.50%, 6/25/2057	2,488	2,287
Series 2018-3, Class M55D, 4.00%, 8/25/2057 (b)	9,269	8,776
Series 2018-2, Class M55D, 4.00%, 11/25/2057	10,881	10,305
Series 2019-1, Class M55D, 4.00%, 7/25/2058	3,142	2,975
Series 2019-3, Class M55D, 4.00%, 10/25/2058	3,780	3,580
Series 2019-4, Class M55D, 4.00%, 2/25/2059	2,467	2,337
Series 2020-1, Class M55G, 3.00%, 8/25/2059	4,201	3,832
Series 2020-3, Class M5TW, 3.00%, 5/25/2060	6,666	5,970
Series 2022-1, Class MBU, 3.25%, 11/25/2061	10,137	7,815
Sequoia Mortgage Trust
Series 2003-1, Class 1A, 5.36%, 4/20/2033 (b)	131	119
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2004-8, Class A1, 5.30%, 9/20/2034 (b)	279	240
Series 2004-8, Class A2, 5.92%, 9/20/2034 (b)	234	218
Series 2004-9, Class A1, 5.28%, 10/20/2034 (b)	577	507
Series 2004-10, Class A1A, 5.22%, 11/20/2034 (b)	208	189
Structured Asset Mortgage Investments II Trust
Series 2004-AR5, Class 1A1, 5.26%, 10/19/2034 (b)	247	229
Series 2005-AR5, Class A3, 5.10%, 7/19/2035 (b)	499	448
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
Series 2003-34A, Class 3A3, 4.35%, 11/25/2033 (b)	46	45
Series 2003-37A, Class 2A, 3.95%, 12/25/2033 (b)	448	414
Thornburg Mortgage Securities Trust
Series 2003-4, Class A1, 5.26%, 9/25/2043 (b)	20	19
Series 2004-1, Class II2A, 2.20%, 3/25/2044 (b)	13	13
Thorne Glen, 4.43%, 9/1/2030 (a)	5,476	5,384
Towd Point Mortgage Trust
Series 2017-FRE2, Class M6, 4.00%, 11/25/2047 ‡ (c) (d)	4,037	3,813
Series 2019-3, Class M2, 4.25%, 2/25/2059 (b) (c)	7,550	6,220
Series 2021-R1, Class A1, 2.92%, 11/30/2060 (b) (c)	14,575	11,584
Series 2021-R1, Class A2C, 3.31%, 11/30/2060 (c)	10,250	9,493
TVC Mortgage Trust Series 2020-RTL1, Class A1, 3.47%, 9/25/2024 (c)	1,626	1,620
Vendee Mortgage Trust
Series 1994-1, Class 2ZB, 6.50%, 2/15/2024	118	118
Series 1996-1, Class 1Z, 6.75%, 2/15/2026	73	74
Series 1996-2, Class 1Z, 6.75%, 6/15/2026	37	37
Series 1997-1, Class 2Z, 7.50%, 2/15/2027	82	83
Series 1998-1, Class 2E, 7.00%, 3/15/2028	68	68
VOLT CV LLC Series 2021-CF2, Class A1, 2.49%, 11/27/2051 (c) (d)	1,520	1,322
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-S1, Class A5, 5.50%, 4/25/2033	122	120
Series 2003-S3, Class 1A4, 5.50%, 6/25/2033	33	31
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	267

JPMorgan Mortgage-Backed Securities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2003-AR7, Class A7, 3.82%, 8/25/2033 (b)	122	111
Series 2003-AR8, Class A, 4.17%, 8/25/2033 (b)	90	85
Series 2003-AR9, Class 1A6, 4.12%, 9/25/2033 (b)	321	294
Series 2003-AR9, Class 2A, 4.17%, 9/25/2033 (b)	40	35
Series 2003-S9, Class P, PO, 10/25/2033	4	3
Series 2003-AR11, Class A6, 4.23%, 10/25/2033 (b)	233	212
Series 2003-S9, Class A8, 5.25%, 10/25/2033	233	224
Series 2004-AR3, Class A1, 3.16%, 6/25/2034 (b)	19	17
Series 2004-AR3, Class A2, 3.16%, 6/25/2034 (b)	126	115
Series 2004-S2, Class 2A4, 5.50%, 6/25/2034	278	271
Series 2006-AR10, Class 2P, 3.60%, 9/25/2036 (b)	28	25
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
Series 2005-1, Class 1A1, 5.50%, 3/25/2035	31	28
Series 2005-2, Class 1A4, IF, IO, 0.43%, 4/25/2035 (b)	1,723	51
Series 2005-4, Class CB7, 5.50%, 6/25/2035	222	202
Series 2005-6, Class 2A4, 5.50%, 8/25/2035	144	121
Series 2005-11, Class A4, IF, IO, 0.33%, 1/25/2036 (b)	2,592	77
Washington Mutual MSC Mortgage Pass-Through Certificates Trust Series 2004-RA2, Class 2A, 7.00%, 7/25/2033	130	130
Wells Fargo Mortgage-Backed Securities Trust
Series 2004-U, Class A1, 4.02%, 10/25/2034 (b)	189	177
Series 2007-7, Class A7, 6.00%, 6/25/2037	84	73
Total Collateralized Mortgage Obligations (Cost $636,273)		546,243
Commercial Mortgage-Backed Securities — 10.0%
Acrc Series TL-2021A3.75%, 11/15/2026 ‡ (c)	10,000	9,400
BAMLL Commercial Mortgage Securities Trust
Series 2015-200P, Class C, 3.60%, 4/14/2033 (b) (c)	4,461	4,064
Series 2014-520M, Class C, 4.21%, 8/15/2046 (b) (c)	2,500	1,841
BAMLL Re-REMIC Trust
Series 2014-FRR5, Class AK30, PO, 6/27/2045 ‡ (c)	4,500	4,412
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2014-FRR8, Class A, 2.01%, 11/26/2047 (b) (c)	8,915	8,062
BB-UBS Trust
Series 2012-SHOW, Class A, 3.43%, 11/5/2036 (c)	4,100	3,813
Series 2012-SHOW, Class E, 4.03%, 11/5/2036 (b) (c)	3,575	3,159
BXP Trust Series 2017-GM, Class A, 3.38%, 6/13/2039 (c)	5,000	4,521
Cascade Funding Mortgage Trust Series 2021-FRR1, Class BK45, 2.10%, 2/28/2025 (b) (c)	10,000	8,874
CCH II Series 2021-1 A, Class A, 5.13%, 12/15/2027 ‡ (c)	8,074	7,630
Commercial Mortgage Trust
Series 2013-SFS, Class A2, 2.99%, 4/12/2035 (b) (c)	1,247	1,240
Series 2020-SBX, Class D, 2.32%, 1/10/2038 (b) (c)	4,000	3,449
Series 2013-CR9, Class XB, IO, 0.19%, 7/10/2045 (b) (c)	134,650	57
CSMC OA LLC
Series 2014-USA, Class A2, 3.95%, 9/15/2037 (c)	3,900	3,517
Series 2014-USA, Class D, 4.37%, 9/15/2037 (c)	1,700	1,268
DBWF Mortgage Trust Series 2015-LCM, Class A1, 3.00%, 6/10/2034 (c)	689	640
FHLMC Multi-Family ML Certificates Series 2021-ML09, Class XUS, IO, 1.49%, 2/25/2040 (b) (c)	56,529	7,236
FHLMC, Multi-Family Structured Credit Risk Series 2021-MN1, Class M1, 6.48%, 1/25/2051 (b) (c)	5,370	5,184
FHLMC, Multi-Family Structured Pass-Through Certificates
Series Q013, Class XPT1, IO, 1.66%, 5/25/2025 (b)	49,472	1,126
Series Q013, Class XPT2, IO, 1.81%, 5/25/2027 (b)	44,574	1,244
Series K065, Class AM, 3.33%, 5/25/2027	993	938
Series K740, Class XAM, IO, 1.11%, 10/25/2027 (b)	33,000	1,422
Series K077, Class AM, 3.85%, 5/25/2028 (b)	4,025	3,875
Series KL06, Class XFX, IO, 1.36%, 12/25/2029 (b)	53,095	3,373
Series K128, Class XAM, IO, 0.73%, 3/25/2031 (b)	26,300	1,263
SEE NOTES TO FINANCIAL STATEMENTS.

268	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series K137, Class AM, 1.98%, 12/25/2031 (b)	12,500	10,174
Series K142, Class A2, 2.40%, 3/25/2032	14,100	11,941
Series K145, Class A2, 2.58%, 5/25/2032	4,270	3,662
Series K146, Class A2, 2.92%, 6/25/2032	8,700	7,678
Series K-1518, Class X1, IO, 0.87%, 10/25/2035 (b)	128,392	9,042
Series K-1520, Class X1, IO, 0.47%, 2/25/2036 (b)	98,124	3,950
FNMA ACES
Series 2014-M3, Class A2, 3.50%, 1/25/2024 (b)	393	386
Series 2015-M7, Class A2, 2.59%, 12/25/2024	810	772
Series 2015-M2, Class A3, 3.01%, 12/25/2024 (b)	1,604	1,548
Series 2017-M3, Class A2, 2.47%, 12/25/2026 (b)	1,429	1,311
Series 2018-M7, Class A2, 3.03%, 3/25/2028 (b)	4,031	3,743
Series 2018-M10, Class A1, 3.36%, 7/25/2028 (b)	282	279
Series 2020-M39, Class 1A1, 0.75%, 9/25/2028	6,383	5,927
Series 2019-M1, Class A2, 3.55%, 9/25/2028 (b)	4,144	3,954
Series 2020-M38, Class 2A1, 1.59%, 11/25/2028	840	726
Series 2020-M38, Class X2, IO, 1.98%, 11/25/2028 (b)	5,137	360
Series 2020-M11, IO, 1.75%, 1/25/2029 (b)	78,601	6,242
Series 2018-M3, Class A2, 3.07%, 2/25/2030 (b)	1,102	1,009
Series 2020-M39, Class X1, IO, 1.98%, 7/25/2030 (b)	46,567	3,847
Series 2020-M50, Class A1, 0.67%, 10/25/2030	197	180
Series 2020-M50, Class A2, 1.20%, 10/25/2030	130	111
Series 2020-M50, Class X1, IO, 1.89%, 10/25/2030 (b)	1,977	144
Series 2020-M49, Class 1A1, 1.26%, 11/25/2030 (b)	2,513	2,175
Series 2021-M4, Class A1, 0.96%, 2/25/2031	15,053	12,844
Series 2022-M1G, Class A2, 1.53%, 9/25/2031 (b)	23,600	18,966
Series 2022-M3, Class A2, 1.71%, 11/25/2031 (b)	18,900	15,089
Series 2022-M10, Class A2, 1.94%, 1/25/2032 (b)	24,000	19,594
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2022-M1S, Class A2, 2.08%, 4/25/2032 (b)	22,730	18,700
Series 2022-M2S, Class A1, 3.75%, 5/25/2032 (b)	2,985	2,852
Series 2022-M13, Class A2, 2.59%, 6/25/2032 (b)	15,000	12,958
Series 2021-M6, Class A1, 1.49%, 3/25/2033 (b)	4,514	4,085
Series 2021-M12, Class 2A2, 2.13%, 5/25/2033 (b)	5,000	4,042
Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	1,812	1,704
Series 2021-M3, Class X1, IO, 1.94%, 11/25/2033 (b)	13,178	1,152
Series 2019-M10, Class X, IO, 0.91%, 5/25/2049 (b)	63,761	3,440
FREMF Mortgage Trust
Series 2018-KBX1, Class B, 3.58%, 1/25/2026 (b) (c)	2,050	1,879
Series 2019-K736, Class B, 3.76%, 7/25/2026 (b) (c)	6,500	6,072
Series 2014-K39, Class C, 4.16%, 8/25/2047 (b) (c)	3,099	3,001
Series 2014-K40, Class C, 4.07%, 11/25/2047 (b) (c)	1,626	1,569
Series 2015-K44, Class C, 3.72%, 1/25/2048 (b) (c)	4,095	3,902
Series 2015-K46, Class C, 3.70%, 4/25/2048 (b) (c)	3,000	2,850
Series 2016-K54, Class C, 4.05%, 4/25/2048 (b) (c)	3,691	3,496
Series 2015-K48, Class C, 3.65%, 8/25/2048 (b) (c)	6,175	5,832
Series 2015-K49, Class C, 3.72%, 10/25/2048 (b) (c)	3,000	2,838
Series 2015-K50, Class B, 3.78%, 10/25/2048 (b) (c)	2,100	2,004
Series 2015-K51, Class B, 3.95%, 10/25/2048 (b) (c)	1,000	957
Series 2016-K59, Class B, 3.58%, 11/25/2049 (b) (c)	1,902	1,768
Series 2017-K65, Class C, 4.08%, 7/25/2050 (b) (c)	3,662	3,396
Series 2017-K71, Class B, 3.75%, 11/25/2050 (b) (c)	1,240	1,141
Series 2018-K73, Class B, 3.85%, 2/25/2051 (b) (c)	1,150	1,056
Series 2018-K78, Class B, 4.13%, 6/25/2051 (b) (c)	3,284	3,046
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	269

JPMorgan Mortgage-Backed Securities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series 2018-K81, Class B, 4.17%, 9/25/2051 (b) (c)	2,000	1,855
Series 2020-K737, Class C, 3.30%, 1/25/2053 (b) (c)	5,000	4,533
Hudson Yards Mortgage Trust Series 2019-30HY, Class A, 3.23%, 7/10/2039 (c)	4,180	3,636
JPMCC Re-REMIC Trust Series 2015-FRR2, Class AK36, 2.04%, 12/27/2046 (b) (c)	13,390	12,856
JPMorgan Chase Commercial Mortgage Securities Trust Series 2006-CB15, Class X1, IO, 0.55%, 6/12/2043 (b)	311	—
Ladder Capital Commercial Mortgage Trust Series 2013-GCP, Class A2, 3.99%, 2/15/2036 (c)	2,686	2,419
MHC Commercial Mortgage Trust Series 2021-MHC, Class E, 6.69%, 4/15/2038 (b) (c)	2,400	2,331
MRCD MARK Mortgage Trust
Series 2019-PARK, Class A, 2.72%, 12/15/2036 (c)	5,000	4,594
Series 2019-PARK, Class E, 2.72%, 12/15/2036 (c)	7,000	6,209
P4 SFR Series 2019-STl A7.25%, 10/11/2026 ‡	3,200	3,056
RBS Commercial Funding, Inc. Trust Series 2013-SMV, Class A, 3.26%, 3/11/2031 (c)	2,123	2,115
SLG Office Trust
Series 2021-OVA, Class A, 2.59%, 7/15/2041 (c)	6,500	5,253
Series 2021-OVA, Class E, 2.85%, 7/15/2041 (c)	7,000	5,108
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 6/10/2030 (c)	96	95
UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class XA, IO, 0.60%, 5/10/2063 (b) (c)	1,538	—
Wachovia Bank Commercial Mortgage Trust Series 2006-C24, Class XC, IO, 0.00%, 3/15/2045 (b) (c)	394	—
Wells Fargo Commercial Mortgage Trust Series 2021-SAVE, Class A, 5.74%, 2/15/2040 (b) (c)	4,586	4,401
WFRBS Commercial Mortgage Trust Series 2013-C11, Class D, 4.12%, 3/15/2045 (b) (c)	750	630
Total Commercial Mortgage-Backed Securities (Cost $422,657)		390,093
U.S. Treasury Obligations — 5.0%
U.S. Treasury Bonds
3.50%, 2/15/2039	37,000	34,842
1.13%, 5/15/2040	3,000	1,899
3.88%, 8/15/2040	15,000	14,716
2.25%, 5/15/2041	10,000	7,598
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

2.38%, 2/15/2042	107,500	82,746
2.25%, 2/15/2052	25,000	17,825
U.S. Treasury Notes 2.88%, 5/15/2032 (f)	40,000	36,787
U.S. Treasury STRIPS Bonds 8.08%, 11/15/2030 (g)	150	110
Total U.S. Treasury Obligations (Cost $237,757)		196,523
	SHARES (000)
Short-Term Investments — 3.8%
Investment Companies — 3.8%
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.66% (h) (i) (Cost $149,485)	149,437	149,512
Total Investments — 102.6% (Cost $4,433,968)		4,011,448
Liabilities in Excess of Other Assets — (2.6)%		(102,966)
NET ASSETS — 100.0%		3,908,482

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ACES	Alternative Credit Enhancement Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of February 28, 2023.
CSMC	Credit Suisse Mortgage Trust
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
GNMA	Government National Mortgage Association
HB
High Coupon Bonds (a.k.a. "IOettes") represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO's the owner also has a right to receive a very small portion of principal.
The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

IF
Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of
February 28, 2023. The rate may be subject to a cap and floor.

SEE NOTES TO FINANCIAL STATEMENTS.

270	J.P. Morgan Income Funds	February 28, 2023

IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PO
Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying
mortgages of these securities increase, the yield on these
securities increases.

REMIC	Real Estate Mortgage Investment Conduit
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities

‡	Value determined using significant unobservable inputs.
(a)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(b)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and
prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2023.

(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)
Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future
contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 28, 2023.

(e)	Value is zero.
(f)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(g)	The rate shown is the effective yield as of February 28, 2023.
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of February 28, 2023.
Futures contracts outstanding as of February 28, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 10 Year Note	769	06/21/2023	USD	85,888	(140)
U.S. Treasury 10 Year Ultra Note	545	06/21/2023	USD	63,935	(38)
U.S. Treasury 5 Year Note	946	06/30/2023	USD	101,303	(98)
					(276)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	271

JPMorgan Preferred and Income Securities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 92.5%
Banks — 51.2%
Australia & New Zealand Banking Group Ltd. (Australia) (USD ICE Swap Rate 5 Year + 5.17%), 6.75%, 6/15/2026 (a) (b) (c) (d) (e)	8,900	8,838
Banco Bilbao Vizcaya Argentaria SA (Spain) Series 9, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.19%), 6.50%, 3/5/2025 (b) (c) (d) (e)	5,000	4,750
Banco Santander SA (Spain) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.60%), 3.22%, 11/22/2032 (e)	7,600	5,888
Bank of America Corp.
Series RR, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.76%), 4.38%, 1/27/2027 (c) (d) (e)	4,933	4,274
Series TT, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.23%), 6.13%, 4/27/2027 (c) (d) (e)	9,379	9,143
Series FF, (ICE LIBOR USD 3 Month + 2.93%), 5.87%, 3/15/2028 (c) (d) (e)	9,746	9,102
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.20%), 2.48%, 9/21/2036 (e)	4,165	3,120
Bank of Nova Scotia (The) (Canada) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.39%), 8.62%, 10/27/2082 (b) (e)	12,200	12,893
Barclays plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.87%), 6.13%, 12/15/2025 (b) (c) (d) (e)	400	377
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.43%), 8.00%, 3/15/2029 (b) (c) (d) (e)	9,084	8,904
BNP Paribas SA (France)
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.97%), 9.25%, 11/17/2027 (a) (b) (c) (d) (e)	9,845	10,510
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.90%), 7.75%, 8/16/2029 (a) (b) (c) (d) (e)	8,720	8,883
Citigroup, Inc.
Series U, (SOFR + 3.81%), 5.00%, 9/12/2024 (c) (d) (e)	450	428
Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025 (c) (d) (e)	9,350	9,137
Series W, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.60%), 4.00%, 12/10/2025 (c) (d) (e)	12,411	11,356
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.21%), 7.38%, 5/15/2028 (c) (d) (e)	10,000	10,000
Citizens Financial Group, Inc. Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.22%), 4.00%, 10/6/2026 (c) (d) (e)	5,000	4,208
Credit Agricole SA (France) (USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (a) (b) (c) (d) (e)	11,450	11,575
HSBC Holdings plc (United Kingdom)
(USD ICE Swap Rate 5 Year + 3.75%), 6.00%, 5/22/2027 (b) (c) (d) (e)	1,200	1,110
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.86%), 8.00%, 3/7/2028 (c) (d) (e)	12,905	12,905
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.65%), 4.60%, 12/17/2030 (b) (c) (d) (e)	800	645
(SOFR + 4.25%), 8.11%, 11/3/2033 (e)	9,105	10,051
Huntington Bancshares, Inc. Series F, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 4.95%), 5.63%, 7/15/2030 (c) (d) (e)	7,214	6,845
ING Groep NV (Netherlands)
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.34%), 5.75%, 11/16/2026 (b) (c) (d) (e)	18,400	17,052
Series NC10, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.86%), 4.25%, 5/16/2031 (b) (c) (d) (e)	6,500	4,645
Lloyds Banking Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.82%), 6.75%, 6/27/2026 (b) (c) (d) (e)	1,200	1,159
NatWest Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.63%), 6.00%, 12/29/2025 (b) (c) (d) (e)	17,700	16,597
PNC Financial Services Group, Inc. (The)
Series T, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.60%), 3.40%, 9/15/2026 (c) (d) (e)	20,559	16,990
Series W, (US Treasury Yield Curve Rate T Note Constant Maturity 7 Year + 2.81%), 6.25%, 3/15/2030 (c) (d) (e)	5,784	5,596
Regions Financial Corp. Series D, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.43%), 5.75%, 6/15/2025 (c) (d) (e)	390	383
Societe Generale SA (France)
(USD ICE Swap Rate 5 Year + 5.87%), 8.00%, 9/29/2025 (a) (b) (c) (d) (e)	5,945	5,915
SEE NOTES TO FINANCIAL STATEMENTS.

272	J.P. Morgan Preferred and Income Securities Fund	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.39%), 9.38%, 11/22/2027 (a) (b) (c) (d) (e)	14,215	14,993
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.95%), 6.69%, 1/10/2034 (a) (e)	4,375	4,463
7.37%, 1/10/2053 (a)	2,500	2,524
Standard Chartered plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.98%), 7.75%, 8/15/2027 (a) (b) (c) (d) (e)	3,200	3,204
SVB Financial Group
Series C, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.20%), 4.00%, 5/15/2026 (c) (d) (e)	5,441	3,995
Series D, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.07%), 4.25%, 11/15/2026 (c) (d) (e)	8,030	5,682
(US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 3.06%), 4.10%, 2/15/2031 (c) (d) (e)	4,003	2,762
Svenska Handelsbanken AB (Sweden) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.05%), 4.75%, 3/1/2031 (b) (c) (d) (e) (f)	14,200	12,139
Toronto-Dominion Bank (The) (Canada) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.08%), 8.12%, 10/31/2082 (b) (e)	22,055	23,020
Truist Financial Corp. Series N, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 4.80%, 9/1/2024 (c) (d) (e)	24,769	23,516
US Bancorp
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.54%), 3.70%, 1/15/2027 (c) (d) (e)	9,361	7,875
Series J, (ICE LIBOR USD 3 Month + 2.91%), 5.30%, 4/15/2027 (c) (d) (e)	3,000	2,706
Wells Fargo & Co. Series BB, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.45%), 3.90%, 3/15/2026 (c) (d) (e)	27,744	24,814
		364,972
Capital Markets — 9.6%
Bank of New York Mellon Corp. (The)
Series F, (ICE LIBOR USD 3 Month + 3.13%), 4.62%, 9/20/2026 (c) (d) (e)	7,352	6,690
Series I, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.63%), 3.75%, 12/20/2026 (c) (d) (e)	5,104	4,262
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued
Charles Schwab Corp. (The)
Series I, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.17%), 4.00%, 6/1/2026 (c) (d) (e)	14,534	13,225
Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 3.08%), 4.00%, 12/1/2030 (c) (d) (e)	2,000	1,691
Credit Suisse Group AG (Switzerland)
(SOFR + 2.04%), 2.19%, 6/5/2026 (a) (e)	6,921	5,961
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.38%), 9.75%, 6/23/2027 (a) (b) (c) (d) (e)	5,750	5,203
4.28%, 1/9/2028 (a)	3,500	2,938
(SOFR + 5.02%), 9.02%, 11/15/2033 (a) (e)	2,285	2,400
Goldman Sachs Group, Inc. (The) Series R, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.22%), 4.95%, 2/10/2025 (c) (d) (e)	17,380	16,499
Morgan Stanley (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.43%), 5.95%, 1/19/2038 (e)	2,120	2,071
UBS Group AG (Switzerland)
(USD Swap Semi 5 Year + 4.34%), 7.00%, 1/31/2024 (a) (b) (c) (d) (e)	580	577
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.86%), 5.12%, 7/29/2026 (b) (c) (d) (e) (f)	7,500	6,911
		68,428
Consumer Finance — 5.1%
Ally Financial, Inc. Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.87%), 4.70%, 5/15/2026 (c) (d) (e)	9,860	7,727
American Express Co. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.85%), 3.55%, 9/15/2026 (c) (d) (e)	16,630	14,117
Capital One Financial Corp. Series M, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.16%), 3.95%, 9/1/2026 (c) (d) (e)	14,312	12,078
Discover Financial Services
Series D, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.78%), 6.13%, 6/23/2025 (c) (d) (e)	190	188
Series C, (ICE LIBOR USD 3 Month + 3.08%), 5.50%, 10/30/2027 (c) (d) (e)	2,490	2,123
		36,233
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Preferred and Income Securities Fund	273

JPMorgan Preferred and Income Securities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Diversified Financial Services — 2.3%
Corebridge Financial, Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.85%), 6.87%, 12/15/2052 (a) (e)	15,215	15,042
Equitable Holdings, Inc. Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.74%), 4.95%, 9/15/2025 (c) (d) (e)	200	193
Voya Financial, Inc. Series A, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.36%), 6.13%, 9/15/2023 (c) (d) (e)	1,100	1,083
		16,318
Electric Utilities — 4.4%
Duke Energy Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.39%), 4.88%, 9/16/2024 (c) (d) (e)	7,000	6,772
Edison International Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.90%), 5.00%, 12/15/2026 (c) (d) (e)	9,000	7,751
Emera, Inc. (Canada) Series 16-A, (ICE LIBOR USD 3 Month + 5.44%), 6.75%, 6/15/2076 (e)	15,268	14,649
Southern Co. (The) Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.73%), 4.00%, 1/15/2051 (e)	2,103	1,972
		31,144
Insurance — 5.7%
American International Group, Inc. Series A-9, (ICE LIBOR USD 3 Month + 2.87%), 5.75%, 4/1/2048 (e)	6,290	6,070
Lincoln National Corp. Series C, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.32%), 9.25%, 12/1/2027 (c) (d) (e)	2,631	2,875
Markel Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.66%), 6.00%, 6/1/2025 (c) (d) (e)	11,120	10,979
MetLife, Inc.
9.25%, 4/8/2038 (a)	6,500	7,851
10.75%, 8/1/2039	270	367
Prudential Financial, Inc.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.23%), 6.00%, 9/1/2052 (b) (e)	4,580	4,418
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Insurance — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.85%), 6.75%, 3/1/2053 (b) (e)	3,580	3,598
Zurich Insurance Co. Ltd. (Switzerland) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.27%), 5.12%, 6/1/2048 (e) (f)	4,970	4,715
		40,873
Media — 1.7%
Paramount Global (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.00%), 6.37%, 3/30/2062 (e)	14,480	12,476
Multi-Utilities — 3.6%
CenterPoint Energy, Inc. Series A, (ICE LIBOR USD 3 Month + 3.27%), 6.13%, 9/1/2023 (c) (d) (e)	200	196
CMS Energy Corp.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.12%), 4.75%, 6/1/2050 (e)	2,120	1,899
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.90%), 3.75%, 12/1/2050 (e)	7,118	5,659
Dominion Energy, Inc. Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.99%), 4.65%, 12/15/2024 (c) (d) (e)	14,640	13,505
Sempra Energy (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.87%), 4.12%, 4/1/2052 (e)	4,850	4,115
		25,374
Oil, Gas & Consumable Fuels — 5.6%
BP Capital Markets plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.40%), 4.88%, 3/22/2030 (c) (d) (e)	13,951	12,784
Enbridge, Inc. (Canada)
Series 20-A, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.31%), 5.75%, 7/15/2080 (e)	7,990	7,493
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.71%), 7.37%, 1/15/2083 (e)	3,300	3,265
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.42%), 7.63%, 1/15/2083 (e)	5,530	5,620
SEE NOTES TO FINANCIAL STATEMENTS.

274	J.P. Morgan Preferred and Income Securities Fund	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
Transcanada Trust (Canada)
Series 16-A, (ICE LIBOR USD 3 Month + 4.64%), 5.87%, 8/15/2076 (e)	2,390	2,271
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.99%), 5.60%, 3/7/2082 (e)	9,500	8,261
		39,694
Trading Companies & Distributors — 0.8%
Air Lease Corp.
Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.08%), 4.65%, 6/15/2026 (c) (d) (e)	4,410	3,949
Series C, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.15%), 4.12%, 12/15/2026 (c) (d) (e)	2,000	1,551
		5,500
Wireless Telecommunication Services — 2.5%
Rogers Communications, Inc. (Canada) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.59%), 5.25%, 3/15/2082 (a) (e)	14,750	13,170
Vodafone Group plc (United Kingdom) (USD Swap Semi 5 Year + 4.87%), 7.00%, 4/4/2079 (e)	5,180	5,078
		18,248
Total Corporate Bonds (Cost $663,071)		659,260
	SHARES (000)
Preferred Stocks — 5.7%
Banks — 1.0%
First Republic Bank
Series J, 4.70, 12/31/2024 ($25 par value) (g)	20	395
Series N, 4.50, 12/31/2026 ($25 par value) (g)	180	3,341
Wells Fargo & Co. Series Z, 4.75%, 3/15/2025 ($25 par value) (g)	150	3,009
		6,745
Capital Markets — 2.8%
Morgan Stanley Series P, 6.50%, 10/15/2027 ($25 par value) (g)	788	20,139
INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — 1.9%
Athene Holding Ltd. Series E, 7.75%, 12/30/2027 ($25 par value) (g)	300	7,809
Lincoln National Corp. Series D, 9.00%, 12/1/2027 ($25 par value) (g)	207	5,742
		13,551
Total Preferred Stocks (Cost $39,766)		40,435
Short-Term Investments — 2.1%
Investment Companies — 2.1%
JPMorgan Prime Money Market Fund Class IM Shares, 4.72% (h) (i) (Cost $14,892)	14,887	14,895
Total Investments — 100.3% (Cost $717,729)		714,590
Liabilities in Excess of Other Assets — (0.3)%		(2,316)
NET ASSETS — 100.0%		712,274

Percentages indicated are based on net assets.

Abbreviations
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)
Contingent Capital security (“CoCo”). CoCos are hybrid debt
securities that may be convertible into equity or may be written down if a pre-specified trigger event occurs. The total value of aggregate CoCo holdings at February 28, 2023 is $187,916 or
26.38% of the Fund’s net assets as of February 28, 2023 .

(c)	Security is an interest bearing note with preferred security characteristics.
(d)
Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of February 28, 2023.

(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2023.
(f)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Preferred and Income Securities Fund	275

JPMorgan Preferred and Income Securities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
(g)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is in effect as of February 28, 2023.
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of February 28, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

276	J.P. Morgan Preferred and Income Securities Fund	February 28, 2023

JPMorgan Short Duration Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 35.5%
Aerospace & Defense — 0.6%
Boeing Co. (The)
1.43%, 2/4/2024	20,280	19,502
4.88%, 5/1/2025	21,754	21,449
		40,951
Automobiles — 0.8%
General Motors Co. 6.13%, 10/1/2025	18,140	18,334
Hyundai Capital America
5.75%, 4/6/2023 (a)	7,500	7,499
1.80%, 10/15/2025 (a)	8,440	7,648
1.30%, 1/8/2026 (a)	5,075	4,494
3.00%, 2/10/2027 (a)	5,806	5,309
Mercedes-Benz Finance North America LLC (Germany) 2.70%, 6/14/2024 (a)	6,150	5,942
Volkswagen Group of America Finance LLC (Germany)
3.13%, 5/12/2023 (a)	2,359	2,348
4.25%, 11/13/2023 (a)	7,520	7,448
		59,022
Banks — 17.0%
ABN AMRO Bank NV (Netherlands) 4.75%, 7/28/2025 (a)	9,191	8,933
AIB Group plc (Ireland) (ICE LIBOR USD 3 Month + 1.87%), 4.26%, 4/10/2025 (a) (b)	14,465	14,131
Australia & New Zealand Banking Group Ltd. (Australia) 4.50%, 3/19/2024 (a) (c)	1,000	988
Banco Bilbao Vizcaya Argentaria SA (Spain) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.30%), 5.86%, 9/14/2026 (b)	24,200	24,025
Banco Santander SA (Spain)
2.71%, 6/27/2024	15,000	14,455
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.45%), 0.70%, 6/30/2024 (b)	21,200	20,791
2.75%, 5/28/2025	4,400	4,122
5.15%, 8/18/2025	8,400	8,296
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (b)	5,000	4,309
Bank of America Corp.
(SOFR + 0.91%), 0.98%, 9/25/2025 (b)	15,110	14,022
(SOFR + 1.15%), 1.32%, 6/19/2026 (b)	14,105	12,794
(SOFR + 1.29%), 5.08%, 1/20/2027 (b)	35,240	34,872
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
Bank of Ireland Group plc (Ireland) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.65%), 6.25%, 9/16/2026 (a) (b)	11,690	11,709
Bank of New Zealand (New Zealand) 4.85%, 2/7/2028 (a)	15,120	14,862
Bank of Nova Scotia (The) (Canada) 4.75%, 2/2/2026	21,890	21,542
Banque Federative du Credit Mutuel SA (France) 4.94%, 1/26/2026 (a)	19,910	19,630
Barclays plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.80%), 1.01%, 12/10/2024 (b)	14,600	14,058
(ICE LIBOR USD 3 Month + 1.61%), 3.93%, 5/7/2025 (b)	12,500	12,166
BNP Paribas SA (France)
(SOFR + 2.07%), 2.22%, 6/9/2026 (a) (b)	17,100	15,794
(SOFR + 1.00%), 1.32%, 1/13/2027 (a) (b)	9,670	8,562
(SOFR + 1.23%), 2.59%, 1/20/2028 (a) (b)	12,000	10,653
Citigroup, Inc.
(SOFR + 0.69%), 0.78%, 10/30/2024 (b)	12,175	11,768
(ICE LIBOR USD 3 Month + 0.90%), 3.35%, 4/24/2025 (b)	45,000	43,783
(SOFR + 2.84%), 3.11%, 4/8/2026 (b)	8,525	8,096
(SOFR + 1.55%), 5.61%, 9/29/2026 (b)	23,415	23,415
(SOFR + 0.77%), 1.12%, 1/28/2027 (b)	13,725	12,060
Cooperatieve Rabobank UA (Netherlands)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.73%), 1.00%, 9/24/2026 (a) (b)	10,550	9,362
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.40%), 5.56%, 2/28/2029 (a) (b)	12,030	11,964
Credit Agricole SA (France)
4.38%, 3/17/2025 (a)	29,887	28,981
(SOFR + 1.68%), 1.91%, 6/16/2026 (a) (b)	12,090	11,094
Danske Bank A/S (Denmark) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.55%), 0.98%, 9/10/2025 (a) (b)	18,460	17,096
DNB Bank ASA (Norway) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.13%, 9/16/2026 (a) (b)	14,945	13,188
Federation des Caisses Desjardins du Quebec (Canada)
2.05%, 2/10/2025 (a)	4,430	4,125
(SOFRINDX + 1.09%), 5.28%, 1/23/2026 (a) (b)	25,970	25,702
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	277

JPMorgan Short Duration Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
HSBC Holdings plc (United Kingdom)
(SOFR + 0.53%), 0.73%, 8/17/2024 (b)	25,530	24,898
(SOFR + 0.58%), 1.16%, 11/22/2024 (b)	14,555	14,043
(SOFR + 0.71%), 0.98%, 5/24/2025 (b)	7,325	6,891
(SOFR + 1.43%), 3.00%, 3/10/2026 (b)	10,650	10,071
(SOFR + 1.54%), 1.64%, 4/18/2026 (b)	15,272	13,991
(SOFR + 1.93%), 2.10%, 6/4/2026 (b)	11,950	10,997
(SOFR + 1.29%), 1.59%, 5/24/2027 (b)	10,848	9,490
KBC Group NV (Belgium) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 5.80%, 1/19/2029 (a) (b)	5,645	5,571
Lloyds Banking Group plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.55%), 0.70%, 5/11/2024 (b)	14,735	14,571
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.50%), 3.87%, 7/9/2025 (b)	5,850	5,698
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.75%), 4.72%, 8/11/2026 (b)	21,380	20,845
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.70%), 5.87%, 3/6/2029 (b)	13,210	13,213
Manufacturers & Traders Trust Co.
4.65%, 1/27/2026	17,875	17,530
4.70%, 1/27/2028	17,220	16,712
Mitsubishi UFJ Financial Group, Inc. (Japan)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.68%), 0.85%, 9/15/2024 (b)	8,340	8,120
2.19%, 2/25/2025	13,695	12,831
1.41%, 7/17/2025	5,310	4,823
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.55%), 0.95%, 7/19/2025 (b)	27,160	25,356
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 5.06%, 9/12/2025 (b)	8,005	7,929
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.38%), 5.42%, 2/22/2029 (b)	7,000	6,951
Mizuho Financial Group Cayman 3 Ltd. (Japan) 4.60%, 3/27/2024 (a) (c)	41,100	40,495
Mizuho Financial Group, Inc. (Japan)
(SOFR + 1.25%), 1.24%, 7/10/2024 (b)	21,195	20,851
(SOFR + 0.87%), 0.85%, 9/8/2024 (b)	6,315	6,149
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.23%, 5/22/2027 (b)	18,070	15,665
NatWest Group plc (United Kingdom)
4.80%, 4/5/2026	13,000	12,658
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.85%), 7.47%, 11/10/2026 (b)	8,600	8,936
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.35%), 5.85%, 3/2/2027 (b)	10,900	10,906
NatWest Markets plc (United Kingdom) 0.80%, 8/12/2024 (a)	12,455	11,603
Nordea Bank Abp (Finland) 4.75%, 9/22/2025 (a)	19,165	18,895
PNC Financial Services Group, Inc. (The) (SOFR + 1.09%), 4.76%, 1/26/2027 (b)	20,345	20,040
Santander UK Group Holdings plc (United Kingdom)
(SOFR + 0.79%), 1.09%, 3/15/2025 (b)	15,360	14,550
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.25%), 1.53%, 8/21/2026 (b)	5,660	5,058
(SOFR + 2.75%), 6.83%, 11/21/2026 (b)	10,560	10,740
(SOFR + 2.60%), 6.53%, 1/10/2029 (b)	12,800	12,956
Societe Generale SA (France)
5.00%, 1/17/2024 (a)	14,000	13,852
3.88%, 3/28/2024 (a)	9,650	9,454
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.05%), 2.23%, 1/21/2026 (a) (b)	13,440	12,491
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.30%), 6.45%, 1/12/2027 (a) (b)	31,760	32,046
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.79%, 6/9/2027 (a) (b)	2,059	1,799
Standard Chartered plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.78%), 0.99%, 1/12/2025 (a) (b)	24,444	23,434
(ICE LIBOR USD 3 Month + 1.56%), 3.79%, 5/21/2025 (a) (b)	8,000	7,800
Sumitomo Mitsui Financial Group, Inc. (Japan)
4.44%, 4/2/2024 (a) (c)	30,250	29,789
1.47%, 7/8/2025	20,905	19,022
Truist Financial Corp. (SOFR + 1.44%), 4.87%, 1/26/2029 (b)	28,145	27,622
SEE NOTES TO FINANCIAL STATEMENTS.

278	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
UniCredit SpA (Italy)
7.83%, 12/4/2023 (a)	10,000	10,119
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.30%), 2.57%, 9/22/2026 (a) (b)	2,120	1,912
Wells Fargo & Co.
(SOFR + 1.09%), 2.41%, 10/30/2025 (b)	600	569
(SOFR + 2.00%), 2.19%, 4/30/2026 (b)	4,065	3,780
(SOFR + 1.56%), 4.54%, 8/15/2026 (b)	19,975	19,491
(SOFR + 1.98%), 4.81%, 7/25/2028 (b)	14,025	13,655
Westpac New Zealand Ltd. (New Zealand) 4.90%, 2/15/2028 (a)	8,935	8,787
		1,207,003
Beverages — 0.2%
Constellation Brands, Inc. 5.00%, 2/2/2026	13,160	13,044
Biotechnology — 0.3%
AbbVie, Inc. 2.60%, 11/21/2024	5,500	5,244
Amgen, Inc. 5.15%, 3/2/2028 (d)	15,020	14,961
		20,205
Capital Markets — 5.6%
Credit Suisse Group AG (Switzerland)
3.80%, 6/9/2023	5,550	5,483
(ICE LIBOR USD 3 Month + 1.24%), 4.21%, 6/12/2024 (a) (b)	10,585	10,429
(SOFR + 1.56%), 2.59%, 9/11/2025 (a) (b)	30,000	27,181
Deutsche Bank AG (Germany)
(SOFR + 2.16%), 2.22%, 9/18/2024 (b)	18,255	17,844
(SOFR + 1.13%), 1.45%, 4/1/2025 (b)	5,000	4,733
(SOFR + 1.87%), 2.13%, 11/24/2026 (b)	13,700	12,279
(SOFR + 1.22%), 2.31%, 11/16/2027 (b)	11,165	9,694
Goldman Sachs Group, Inc. (The)
(SOFR + 0.57%), 0.68%, 3/8/2024 (b)	31,280	31,186
(SOFR + 0.49%), 0.92%, 10/21/2024 (b)	31,140	30,141
(SOFR + 0.73%), 1.76%, 1/24/2025 (b)	39,500	38,020
Series VAR, (SOFR + 0.79%), 1.09%, 12/9/2026 (b)	13,850	12,191
(SOFR + 1.51%), 4.39%, 6/15/2027 (b)	8,685	8,381
Macquarie Group Ltd. (Australia)
6.21%, 11/22/2024 (a)	17,590	17,748
(SOFR + 1.07%), 1.34%, 1/12/2027 (a) (b)	15,754	13,847
Morgan Stanley
(SOFR + 0.51%), 0.79%, 1/22/2025 (b)	46,955	44,901
(SOFR + 1.67%), 4.68%, 7/17/2026 (b)	3,205	3,143
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued
(SOFR + 0.72%), 0.98%, 12/10/2026 (b)	18,126	15,944
(SOFR + 1.30%), 5.05%, 1/28/2027 (b)	20,930	20,690
(SOFR + 1.73%), 5.12%, 2/1/2029 (b)	10,610	10,419
Nomura Holdings, Inc. (Japan)
1.85%, 7/16/2025	8,625	7,868
1.65%, 7/14/2026	20,765	18,137
UBS Group AG (Switzerland)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.83%), 1.01%, 7/30/2024 (a) (b)	8,160	7,998
4.13%, 9/24/2025 (a)	2,553	2,471
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 5.71%, 1/12/2027 (a) (b)	16,640	16,605
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.49%, 8/10/2027 (a) (b)	7,798	6,758
		394,091
Chemicals — 0.1%
International Flavors & Fragrances, Inc. 1.23%, 10/1/2025 (a)	4,910	4,349
Construction & Engineering — 0.2%
Quanta Services, Inc. 0.95%, 10/1/2024	16,200	14,992
Consumer Finance — 1.9%
AerCap Ireland Capital DAC (Ireland)
1.65%, 10/29/2024	22,295	20,682
6.50%, 7/15/2025	12,660	12,703
4.45%, 10/1/2025	4,295	4,126
1.75%, 1/30/2026	8,260	7,302
American Express Co. 4.90%, 2/13/2026	13,410	13,305
Avolon Holdings Funding Ltd. (Ireland)
5.25%, 5/15/2024 (a)	7,100	6,987
3.95%, 7/1/2024 (a)	8,000	7,736
5.50%, 1/15/2026 (a)	16,775	16,233
Capital One Financial Corp.
(SOFR + 0.69%), 1.34%, 12/6/2024 (b)	35,640	34,351
(SOFR + 2.08%), 5.47%, 2/1/2029 (b)	10,450	10,259
		133,684
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	279

JPMorgan Short Duration Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Diversified Financial Services — 0.3%
Element Fleet Management Corp. (Canada) 1.60%, 4/6/2024 (a)	21,754	20,726
Mitsubishi HC Capital, Inc. (Japan) 3.96%, 9/19/2023 (a)	1,000	989
		21,715
Electric Utilities — 0.9%
Alliant Energy Finance LLC 1.40%, 3/15/2026 (a)	4,640	4,024
American Electric Power Co., Inc. 2.03%, 3/15/2024	9,670	9,313
Edison International 2.95%, 3/15/2023	7,680	7,672
Entergy Corp. 0.90%, 9/15/2025	2,915	2,592
NextEra Energy Capital Holdings, Inc. 4.90%, 2/28/2028	16,675	16,476
Southern California Edison Co. 5.30%, 3/1/2028	14,885	14,815
Vistra Operations Co. LLC 3.55%, 7/15/2024 (a)	12,000	11,521
		66,413
Entertainment — 0.2%
Warnermedia Holdings, Inc. 3.76%, 3/15/2027 (a)	15,000	13,760
Equity Real Estate Investment Trusts (REITs) — 0.0% ^
American Tower Corp. 3.00%, 6/15/2023	3,140	3,118
Food Products — 0.0% ^
McCormick & Co., Inc. 3.50%, 9/1/2023	1,000	989
Gas Utilities — 0.6%
Atmos Energy Corp. 0.63%, 3/9/2023	6,975	6,968
CenterPoint Energy Resources Corp. 0.70%, 3/2/2023	22,550	22,550
Southern California Gas Co. (ICE LIBOR USD 3 Month + 0.35%), 5.10%, 9/14/2023 (b)	12,565	12,547
		42,065
Health Care Providers & Services — 0.3%
AmerisourceBergen Corp. 0.74%, 3/15/2023	4,182	4,174
Cigna Group (The) 3.75%, 7/15/2023	720	715
McKesson Corp. 5.25%, 2/15/2026	17,250	17,160
		22,049
Independent Power and Renewable Electricity Producers — 0.7%
Alexander Funding Trust 1.84%, 11/15/2023 (a)	32,710	31,602
Constellation Energy Generation LLC
3.25%, 6/1/2025	4,675	4,444
5.60%, 3/1/2028	10,415	10,443
		46,489
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Insurance — 1.3%
Athene Global Funding
1.20%, 10/13/2023 (a)	14,000	13,646
0.95%, 1/8/2024 (a)	7,650	7,352
2.75%, 6/25/2024 (a)	2,970	2,829
0.91%, 8/19/2024 (a)	29,420	27,200
2.50%, 1/14/2025 (a)	3,165	2,956
Equitable Financial Life Global Funding 1.00%, 1/9/2026 (a)	13,395	11,799
F&G Global Funding 1.75%, 6/30/2026 (a)	11,240	9,957
Jackson National Life Global Funding 3.25%, 1/30/2024 (a)	14,750	14,449
Pricoa Global Funding I 3.45%, 9/1/2023 (a)	466	461
Protective Life Global Funding 1.08%, 6/9/2023 (a)	2,735	2,705
Reliance Standard Life Global Funding II 3.85%, 9/19/2023 (a)	1,388	1,373
		94,727
IT Services — 0.2%
Global Payments, Inc. 4.95%, 8/15/2027	12,305	11,901
Multiline Retail — 0.0% ^
Nordstrom, Inc. 2.30%, 4/8/2024	2,350	2,221
Multi-Utilities — 0.5%
Dominion Energy, Inc. Series D, (ICE LIBOR USD 3 Month + 0.53%), 5.30%, 9/15/2023 (b)	21,235	21,234
NiSource, Inc. 0.95%, 8/15/2025	7,710	6,951
WEC Energy Group, Inc. 5.00%, 9/27/2025	5,625	5,575
		33,760
Oil, Gas & Consumable Fuels — 0.3%
Gray Oak Pipeline LLC
2.00%, 9/15/2023 (a)	9,850	9,651
2.60%, 10/15/2025 (a)	12,825	11,605
		21,256
Pharmaceuticals — 0.2%
Royalty Pharma plc 0.75%, 9/2/2023	7,384	7,203
Shire Acquisitions Investments Ireland DAC 2.88%, 9/23/2023	3,437	3,386
		10,589
Road & Rail — 0.6%
Penske Truck Leasing Co. LP 1.20%, 11/15/2025 (a)	9,600	8,495
Triton Container International Ltd. (Bermuda)
0.80%, 8/1/2023 (a)	25,515	24,885
SEE NOTES TO FINANCIAL STATEMENTS.

280	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Road & Rail — continued
1.15%, 6/7/2024 (a)	3,135	2,930
2.05%, 4/15/2026 (a)	6,560	5,781
		42,091
Semiconductors & Semiconductor Equipment — 0.4%
Microchip Technology, Inc.
0.97%, 2/15/2024	21,060	20,126
4.25%, 9/1/2025	7,850	7,602
		27,728
Software — 0.2%
VMware, Inc. 1.00%, 8/15/2024	11,550	10,792
Thrifts & Mortgage Finance — 1.2%
BPCE SA (France)
4.00%, 9/12/2023 (a)	18,985	18,788
5.70%, 10/22/2023 (a)	13,600	13,558
4.63%, 7/11/2024 (a)	10,774	10,509
5.15%, 7/21/2024 (a)	15,685	15,440
(SOFR + 1.52%), 1.65%, 10/6/2026 (a) (b)	16,801	15,021
(SOFR + 2.10%), 5.97%, 1/18/2027 (a) (b)	10,480	10,467
Nationwide Building Society (United Kingdom) (SOFR + 1.29%), 2.97%, 2/16/2028 (a) (b)	5,000	4,486
		88,269
Tobacco — 0.1%
BAT Capital Corp. (United Kingdom) 3.22%, 9/6/2026	11,060	10,201
Trading Companies & Distributors — 0.6%
Air Lease Corp.
4.25%, 9/15/2024	2,500	2,449
1.88%, 8/15/2026	19,605	17,112
5.30%, 2/1/2028	7,995	7,768
Aviation Capital Group LLC
5.50%, 12/15/2024 (a)	4,330	4,273
4.88%, 10/1/2025 (a)	2,619	2,495
1.95%, 1/30/2026 (a)	13,100	11,573
		45,670
Wireless Telecommunication Services — 0.2%
T-Mobile USA, Inc. 4.95%, 3/15/2028	17,770	17,444
Total Corporate Bonds (Cost $2,638,705)		2,520,588
Asset-Backed Securities — 25.8%
ACC Auto Trust Series 2021-A, Class A, 1.08%, 4/15/2027 (a)	2,826	2,800
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

ACC Trust
Series 2022-1, Class A, 1.19%, 9/20/2024 (a)	424	421
Series 2021-1, Class C, 2.08%, 12/20/2024 (a)	5,500	5,413
Series 2022-1, Class B, 2.55%, 2/20/2025 (a)	5,503	5,399
Accelerated LLC Series 2021-1H, Class A, 1.35%, 10/20/2040 (a)	1,418	1,283
ACM Auto Trust
Series 2022-1A, Class B, 4.47%, 4/20/2029 (a)	15,312	15,268
Series 2023-1A, Class B, 7.26%, 1/22/2030 (a)	6,417	6,395
ACRE Commercial Mortgage Ltd. Series 2021-FL4, Class A, 5.42%, 12/18/2037 (a) (e)	2,156	2,115
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (a)	3,123	2,720
American Credit Acceptance Receivables Trust
Series 2019-2, Class D, 3.41%, 6/12/2025 (a)	3,182	3,177
Series 2019-3, Class D, 2.89%, 9/12/2025 (a)	1,697	1,691
Series 2019-3, Class E, 3.80%, 9/12/2025 (a)	9,150	9,081
Series 2020-2, Class D, 5.65%, 5/13/2026 (a)	4,000	3,991
Series 2020-3, Class C, 1.85%, 6/15/2026 (a)	4,190	4,157
Series 2020-4, Class C, 1.31%, 12/14/2026 (a)	3,647	3,593
Series 2020-4, Class D, 1.77%, 12/14/2026 (a)	4,790	4,599
Series 2021-1, Class C, 0.83%, 3/15/2027 (a)	1,922	1,890
Series 2021-1, Class D, 1.14%, 3/15/2027 (a)	8,750	8,303
Series 2021-2, Class C, 0.97%, 7/13/2027 (a)	7,934	7,804
Series 2021-4, Class C, 1.32%, 2/14/2028 (a)	29,750	28,899
Series 2022-3, Class D, 5.83%, 10/13/2028 (a)	4,299	4,163
Series 2022-4, Class C, 7.86%, 2/15/2029 (a)	9,750	10,076
Series 2023-1, Class C, 5.59%, 4/12/2029 (a)	2,500	2,464
Series 2023-1, Class D, 6.35%, 4/12/2029 (a)	3,625	3,558
AMSR Trust
Series 2020-SFR3, Class A, 1.36%, 9/17/2037 (a)	5,682	5,112
Series 2020-SFR3, Class B, 1.81%, 9/17/2037 (a)	9,780	8,841
Series 2020-SFR4, Class A, 1.36%, 11/17/2037 (a)	4,130	3,696
Series 2020-SFR5, Class A, 1.38%, 11/17/2037 (a)	12,400	11,123
Series 2020-SFR4, Class C, 1.86%, 11/17/2037 (a)	8,000	7,164
Series 2021-SFR2, Class A, 1.53%, 8/17/2038 (a)	3,867	3,374
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	281

JPMorgan Short Duration Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2021-SFR2, Class B, 1.78%, 8/17/2038 (a)	19,289	16,898
Series 2021-SFR3, Class A, 1.48%, 10/17/2038 (a)	1,422	1,231
Amur Equipment Finance Receivables IX LLC Series 2021-1A, Class A2, 0.75%, 11/20/2026 (a)	6,489	6,279
Aqua Finance Trust
Series 2019-A, Class A, 3.14%, 7/16/2040 (a)	1,856	1,743
Series 2021-A, Class A, 1.54%, 7/17/2046 (a)	2,297	2,038
Series 2020-AA, Class A, 1.90%, 7/17/2046 (a)	1,364	1,267
Arbor Realty Commercial Real Estate Notes Ltd. Series 2021-FL4, Class A, 5.94%, 11/15/2036 (a) (e)	3,425	3,391
AREIT Trust Series 2021-CRE5, Class C, 6.85%, 11/17/2038 ‡ (a) (e)	8,292	7,808
Avis Budget Rental Car Funding AESOP LLC Series 2021-2A, Class A, 1.66%, 2/20/2028 (a)	4,500	3,909
Bear Stearns Asset-Backed Securities Trust Series 2003-SD2, Class 2A, 4.03%, 6/25/2043 (e)	121	106
BHG Securitization Trust Series 2021-B, Class A, 0.90%, 10/17/2034 (a)	7,104	6,755
Bridge Trust Series 2022-SFR1, Class B, 4.15%, 11/17/2037 (a)	10,575	9,868
British Airways Pass-Through Trust (United Kingdom) Series 2013-1, Class A, 4.63%, 6/20/2024 (a)	936	919
BRSP Ltd. Series 2021-FL1, Class A, 5.74%, 8/19/2038 (a) (e)	6,000	5,916
BSPRT Issuer Ltd. (Cayman Islands)
Series 2022-FL8, Class A, 5.90%, 2/15/2037 (a) (e)	16,150	15,883
Series 2021-FL7, Class B, 6.64%, 12/15/2038 (a) (e)	7,025	6,740
Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035 ‡ (a)	2,283	2,149
Series 2021-1A, Class A, 2.16%, 4/15/2036 ‡ (a)	17,381	15,608
BXMT Ltd. Series 2021-FL4, Class A, 5.64%, 5/15/2038 (a) (e)	6,000	5,886
Canadian Pacer Auto Receivables Trust (Canada) Series 2020-1A, Class A4, 1.89%, 3/19/2025 (a)	6,067	5,945
CarNow Auto Receivables Trust
Series 2020-1A, Class C, 3.84%, 9/16/2024 (a)	348	347
Series 2021-2A, Class B, 1.30%, 1/15/2026 (a)	8,687	8,564
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2023-1A, Class B, 6.95%, 3/16/2026 (a)	7,399	7,377
Carvana Auto Receivables Trust
Series 2020-N1A, Class C, 2.45%, 6/16/2025 (a)	647	646
Series 2020-N1A, Class D, 3.43%, 1/15/2026 (a)	10,600	10,409
Series 2021-N4, Class B, 1.24%, 9/11/2028	2,000	1,863
Series 2021-N4, Class C, 1.72%, 9/11/2028	6,448	6,204
CIFC Funding Ltd. (Cayman Islands) Series 2017-1A, Class AR, 5.83%, 4/23/2029 (a) (e)	3,126	3,105
Continental Finance Credit Card ABS Master Trust Series 2020-1A, Class A, 2.24%, 12/15/2028 (a)	4,480	4,242
CoreVest American Finance Trust
Series 2020-4, Class A, 1.17%, 12/15/2052 (a)	3,399	3,029
Series 2021-1, Class A, 1.57%, 4/15/2053 (a)	8,593	7,563
Series 2020-3, Class A, 1.36%, 8/15/2053 (a)	2,647	2,346
CPS Auto Receivables Trust
Series 2019-A, Class D, 4.35%, 12/16/2024 (a)	828	827
Series 2021-C, Class B, 0.84%, 7/15/2025 (a)	7,395	7,338
Series 2019-D, Class D, 2.72%, 9/15/2025 (a)	6,526	6,475
Series 2020-A, Class D, 2.90%, 12/15/2025 (a)	559	555
Series 2020-B, Class D, 4.75%, 4/15/2026 (a)	4,773	4,754
Series 2020-C, Class C, 1.71%, 8/17/2026 (a)	661	659
Series 2021-A, Class C, 0.83%, 9/15/2026 (a)	4,271	4,228
Series 2020-C, Class D, 2.41%, 11/16/2026 (a)	17,250	16,856
Series 2021-C, Class C, 1.21%, 6/15/2027 (a)	7,138	6,883
Series 2021-D, Class C, 1.59%, 12/15/2027 (a)	13,514	12,815
Series 2022-A, Class C, 2.17%, 4/16/2029 (a)	9,722	9,119
Series 2023-A, Class D, 6.44%, 4/16/2029 (a)	2,250	2,196
Series 2022-C, Class C, 5.28%, 4/15/2030 (a)	8,120	7,973
Series 2022-C, Class D, 6.45%, 4/15/2030 (a)	5,040	4,965
Credit Acceptance Auto Loan Trust
Series 2020-2A, Class A, 1.37%, 7/16/2029 (a)	4,352	4,323
Series 2020-2A, Class B, 1.93%, 9/17/2029 (a)	9,300	9,108
Series 2020-3A, Class A, 1.24%, 10/15/2029 (a)	1,922	1,890
Series 2020-3A, Class B, 1.77%, 12/17/2029 (a)	7,371	6,989
Series 2021-2A, Class A, 0.96%, 2/15/2030 (a)	24,545	23,817
Series 2020-3A, Class C, 2.28%, 2/15/2030 (a)	2,330	2,193
Series 2021-2A, Class C, 1.64%, 6/17/2030 (a)	2,500	2,280
SEE NOTES TO FINANCIAL STATEMENTS.

282	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2021-4, Class A, 1.26%, 10/15/2030 (a)	11,538	10,925
Series 2021-4, Class B, 1.74%, 12/16/2030 (a)	2,596	2,376
Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 2/16/2027 (a)	1,822	1,788
Crossroads Asset Trust
Series 2021-A, Class A2, 0.82%, 3/20/2024 (a)	451	449
Series 2022-A, Class A, 6.35%, 4/21/2031 (a)	9,588	9,574
CWABS, Inc. Asset-Backed Certificates Trust Series 2004-6, Class M1, 5.52%, 10/25/2034 (e)	103	101
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (a)	11,667	10,361
Dext ABS LLC Series 2021-1, Class A, 1.12%, 2/15/2028 (a)	6,118	5,867
Diamond Resorts Owner Trust
Series 2019-1A, Class A, 2.89%, 2/20/2032 (a)	2,354	2,271
Series 2021-1A, Class A, 1.51%, 11/21/2033 (a)	2,083	1,914
Series 2021-1A, Class B, 2.05%, 11/21/2033 (a)	479	437
Drive Auto Receivables Trust
Series 2020-1, Class C, 2.36%, 3/16/2026	7	7
Series 2019-4, Class D, 2.70%, 2/16/2027	5,414	5,341
Series 2020-1, Class D, 2.70%, 5/17/2027	13,200	12,930
Series 2021-2, Class C, 0.87%, 10/15/2027	2,875	2,775
Dryden Senior Loan Fund (Cayman Islands) Series 2017-49A, Class AR, 5.74%, 7/18/2030 (a) (e)	716	710
DT Auto Owner Trust
Series 2019-1A, Class D, 3.87%, 11/15/2024 (a)	729	728
Series 2019-2A, Class D, 3.48%, 2/18/2025 (a)	3,842	3,829
Series 2019-3A, Class D, 2.96%, 4/15/2025 (a)	6,139	6,065
Series 2021-1A, Class B, 0.62%, 9/15/2025 (a)	586	583
Series 2021-3A, Class B, 0.58%, 11/17/2025 (a)	14,619	14,254
Series 2020-1A, Class D, 2.55%, 11/17/2025 (a)	9,660	9,454
Series 2020-2A, Class C, 3.28%, 3/16/2026 (a)	7,522	7,449
Series 2020-3A, Class C, 1.47%, 6/15/2026 (a)	1,422	1,387
Series 2021-1A, Class C, 0.84%, 10/15/2026 (a)	9,210	8,908
Series 2021-1A, Class D, 1.16%, 11/16/2026 (a)	3,250	2,995
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-2A, Class B, 0.81%, 1/15/2027 (a)	1,025	1,012
Series 2021-2A, Class C, 1.10%, 2/16/2027 (a)	4,433	4,250
Series 2021-3A, Class C, 0.87%, 5/17/2027 (a)	12,495	11,796
Series 2021-3A, Class D, 1.31%, 5/17/2027 (a)	9,655	8,675
Series 2021-4A, Class C, 1.50%, 9/15/2027 (a)	6,549	6,084
Series 2022-3A, Class C, 7.69%, 7/17/2028 (a)	7,478	7,726
Series 2023-1A, Class D, 6.44%, 11/15/2028 (a)	1,993	1,967
Elara HGV Timeshare Issuer LLC
Series 2021-A, Class A, 1.36%, 8/27/2035 (a)	788	699
Series 2021-A, Class B, 1.74%, 8/27/2035 (a)	1,079	959
Encina Equipment Finance LLC Series 2021-1A, Class A2, 0.74%, 12/15/2026 (a)	3,146	3,103
Exeter Automobile Receivables Trust
Series 2018-3A, Class E, 5.43%, 8/15/2024 (a)	9,300	9,296
Series 2018-4A, Class D, 4.35%, 9/16/2024 (a)	1,150	1,148
Series 2019-2A, Class D, 3.71%, 3/17/2025 (a)	7,697	7,631
Series 2020-2A, Class C, 3.28%, 5/15/2025 (a)	1,885	1,880
Series 2020-3A, Class C, 1.32%, 7/15/2025	1,227	1,217
Series 2019-4A, Class D, 2.58%, 9/15/2025 (a)	9,026	8,891
Series 2021-1A, Class C, 0.74%, 1/15/2026	4,861	4,773
Series 2019-1A, Class E, 5.20%, 1/15/2026 (a)	8,125	8,085
Series 2020-2A, Class D, 4.73%, 4/15/2026 (a)	5,075	5,035
Series 2021-2A, Class C, 0.98%, 6/15/2026	3,913	3,787
Series 2019-3A, Class E, 4.00%, 8/17/2026 (a)	9,000	8,781
Series 2021-3A, Class C, 0.96%, 10/15/2026	30,673	29,311
Series 2022-2A, Class B, 3.65%, 10/15/2026	1,850	1,818
Series 2021-4A, Class C, 1.46%, 10/15/2027	10,117	9,597
Series 2022-6A, Class D, 8.03%, 4/6/2029	6,964	7,191
FCI Funding LLC Series 2021-1A, Class A, 1.13%, 4/15/2033 ‡ (a)	3,019	2,953
FHF Trust
Series 2021-2A, Class A, 0.83%, 12/15/2026 (a)	10,765	10,250
Series 2021-1A, Class A, 1.27%, 3/15/2027 (a)	4,710	4,520
FHLMC Structured Pass-Through Securities Certificates Series T-20, Class A6, 7.99%, 9/25/2029 (f)	1	1
First Investors Auto Owner Trust
Series 2020-1A, Class C, 2.55%, 2/17/2026 (a)	829	824
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	283

JPMorgan Short Duration Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2021-1A, Class B, 0.89%, 3/15/2027 (a)	2,500	2,419
FirstKey Homes Trust
Series 2020-SFR1, Class A, 1.34%, 8/17/2037 (a)	5,945	5,367
Series 2020-SFR1, Class C, 1.94%, 8/17/2037 (a)	2,307	2,083
Series 2020-SFR2, Class A, 1.27%, 10/19/2037 (a)	6,851	6,111
Series 2021-SFR1, Class A, 1.54%, 8/17/2038 (a)	6,458	5,642
Series 2021-SFR1, Class C, 1.89%, 8/17/2038 (a)	10,000	8,676
Series 2021-SFR1, Class D, 2.19%, 8/17/2038 (a)	13,000	11,116
Flagship Credit Auto Trust
Series 2019-1, Class D, 4.08%, 2/18/2025 (a)	3,509	3,480
Series 2019-2, Class C, 3.09%, 5/15/2025 (a)	1,388	1,384
Series 2019-3, Class C, 2.74%, 10/15/2025 (a)	5,490	5,455
Series 2019-4, Class C, 2.77%, 12/15/2025 (a)	9,713	9,620
Series 2020-1, Class C, 2.24%, 1/15/2026 (a)	1,233	1,215
Series 2020-2, Class D, 5.75%, 4/15/2026 (a)	5,000	4,975
Series 2020-3, Class C, 1.73%, 9/15/2026 (a)	8,335	7,993
Series 2020-3, Class D, 2.50%, 9/15/2026 (a)	4,665	4,330
Series 2021-1, Class B, 0.68%, 2/16/2027 (a)	7,330	7,172
Series 2020-4, Class C, 1.28%, 2/16/2027 (a)	1,090	1,041
Series 2021-1, Class C, 0.91%, 3/15/2027 (a)	10,600	9,919
Series 2021-3, Class C, 1.46%, 9/15/2027 (a)	16,250	14,828
Series 2022-3, Class D, 6.00%, 7/17/2028 (a)	6,666	6,465
Foundation Finance Trust
Series 2020-1A, Class A, 3.54%, 7/16/2040 (a)	2,948	2,835
Series 2021-1A, Class A, 1.27%, 5/15/2041 (a)	12,171	10,846
FREED ABS Trust
Series 2019-2, Class C, 4.86%, 11/18/2026 (a)	574	574
Series 2022-3FP, Class A, 4.50%, 8/20/2029 (a)	1,393	1,391
FRTKL Series 2021-SFR1, Class B, 1.72%, 9/17/2038 (a)	4,960	4,299
Galaxy CLO Ltd. (Cayman Islands) Series 2015-19A, Class A1RR, 5.77%, 7/24/2030 (a) (e)	5,908	5,853
GLS Auto Receivables Issuer Trust
Series 2019-1A, Class C, 3.87%, 12/16/2024 (a)	2,303	2,300
Series 2019-2A, Class C, 3.54%, 2/18/2025 (a)	3,132	3,114
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2020-3A, Class C, 1.92%, 5/15/2025 (a)	6,238	6,198
Series 2019-3A, Class C, 2.96%, 5/15/2025 (a)	8,089	8,026
Series 2020-2A, Class B, 3.16%, 6/16/2025 (a)	2,722	2,715
Series 2020-4A, Class C, 1.14%, 11/17/2025 (a)	3,855	3,799
Series 2020-2A, Class C, 4.57%, 4/15/2026 (a)	5,250	5,202
Series 2021-3A, Class C, 1.11%, 9/15/2026 (a)	8,127	7,671
Series 2020-4A, Class D, 1.64%, 10/15/2026 (a)	9,250	8,834
GM Financial Automobile Leasing Trust Series 2021-1, Class B, 0.54%, 2/20/2025	2,058	2,015
Goldman Home Improvement Trust Issuer Trust Series 2021-GRN2, Class A, 1.15%, 6/25/2051 (a)	15,424	14,191
Hilton Grand Vacations Trust Series 2020-AA, Class A, 2.74%, 2/25/2039 (a)	302	284
Home Partners of America Trust Series 2021-2, Class A, 1.90%, 12/17/2026 (a)	1,417	1,249
KREF Ltd. Series 2021-FL2, Class A, 5.67%, 2/15/2039 (a) (e)	7,186	6,945
LCM LP (Cayman Islands) Series 14A, Class AR, 5.85%, 7/20/2031 (a) (e)	15,255	15,051
Lendbuzz Securitization Trust Series 2021-1A, Class A, 1.46%, 6/15/2026 (a)	15,660	14,959
Lendingpoint Asset Securitization Trust Series 2021-B, Class A, 1.11%, 2/15/2029 (a)	2,338	2,328
LendingPoint Asset Securitization Trust Series 2020-REV1, Class A, 2.73%, 10/15/2028 (a)	18,530	18,314
Lendmark Funding Trust Series 2021-2A, Class A, 2.00%, 4/20/2032 (a)	4,888	4,116
LL ABS Trust
Series 2021-1A, Class A, 1.07%, 5/15/2029 (a)	5,308	5,139
Series 2022-2A, Class A, 6.63%, 5/15/2030 (a)	2,513	2,502
LMREC LLC Series 2021-CRE4, Class A, 5.67%, 4/22/2037 ‡ (a) (e)	4,730	4,662
Magnetite Ltd. (Cayman Islands) Series 2015-15A, Class AR, 5.93%, 7/25/2031 (a) (e)	1,000	994
Mariner Finance Issuance Trust
Series 2019-AA, Class A, 2.96%, 7/20/2032 (a)	3,137	3,101
Series 2020-AA, Class A, 2.19%, 8/21/2034 (a)	4,900	4,689
Series 2021-AA, Class A, 1.86%, 3/20/2036 (a)	15,923	13,909
SEE NOTES TO FINANCIAL STATEMENTS.

284	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Mercury Financial Credit Card Master Trust Series 2023-1A, Class A, 8.04%, 9/20/2027 (a)	15,481	15,357
Mission Lane Credit Card Master Trust
Series 2021-A, Class A, 1.59%, 9/15/2026 (a)	26,014	25,454
Series 2022-A, Class A, 6.92%, 9/15/2027 (a)	3,616	3,530
Morgan Stanley ABS Capital I, Inc. Trust Series 2003-SD1, Class M1, 6.87%, 3/25/2033 (e)	147	141
MVW LLC Series 2020-1A, Class A, 1.74%, 10/20/2037 (a)	1,521	1,380
Neuberger Berman CLO (Cayman Islands) Series 2013-15A, Class A1R2, 5.71%, 10/15/2029 (a) (e)	13,061	12,944
New Economy Assets Phase 1 Sponsor LLC Series 2021-1, Class A1, 1.91%, 10/20/2061 (a)	1,816	1,555
New Residential Advance Receivables Trust Advance Receivables Backed Series 2020-T1, Class AT1, 1.43%, 8/15/2053 (a)	15,556	15,140
NMEF Funding LLC
Series 2021-A, Class A2, 0.81%, 12/15/2027 (a)	2,975	2,941
Series 2021-A, Class B, 1.85%, 12/15/2027 (a)	5,406	5,217
Series 2022-A, Class B, 3.35%, 10/16/2028 (a)	2,750	2,560
NRZ Excess Spread-Collateralized Notes
Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (a)	1,267	1,126
Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (a)	13,300	11,792
Series 2021-GNT1, Class A, 3.47%, 11/25/2026 (a)	6,938	6,170
Octagon Investment Partners Ltd. (Cayman Islands) Series 2018-18A, Class A1A, 5.75%, 4/16/2031 (a) (e)	3,000	2,971
Octane Receivables Trust
Series 2019-1A, Class B, 3.77%, 7/22/2024 (a)	776	775
Series 2020-1A, Class A, 1.71%, 2/20/2025 (a)	1,203	1,193
Series 2020-1A, Class B, 1.98%, 6/20/2025 (a)	734	711
Series 2020-1A, Class C, 2.89%, 3/20/2026 (a)	5,208	4,981
Series 2021-2A, Class A, 1.21%, 9/20/2028 (a)	2,705	2,585
Series 2023-1A, Class A, 5.87%, 5/21/2029 (a)	8,900	8,880
Oportun Funding XIII LLC Series 2019-A, Class A, 3.08%, 8/8/2025 (a)	5,413	5,275
Oportun Funding XIV LLC Series 2021-A, Class A, 1.21%, 3/8/2028 (a)	8,132	7,656
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pagaya AI Debt Selection Trust
Series 2021-1, Class A, 1.18%, 11/15/2027 (a)	4,352	4,311
Series 2021-HG1, Class A, 1.22%, 1/16/2029 (a)	4,980	4,748
Series 2021-3, Class A, 1.15%, 5/15/2029 (a)	5,512	5,420
Pagaya AI Debt Trust Series 2023-1, Class A, 7.56%, 7/15/2030 (a)	7,500	7,514
Palmer Square Loan Funding Ltd. (Cayman Islands) Series 2022-1A, Class A1, 5.68%, 4/15/2030 (a) (e)	11,200	11,098
Pawnee Equipment Receivables LLC Series 2020-1, Class C, 2.24%, 2/17/2026 (a)	3,000	2,886
Pawneee Equipment Receivables LLC
Series 2021-1, Class A2, 1.10%, 7/15/2027 (a)	2,746	2,631
Series 2021-1, Class B, 1.82%, 7/15/2027 (a)	5,934	5,385
Series 2022-1, Class A3, 5.17%, 2/15/2028 (a)	6,691	6,634
PFP Ltd. (Cayman Islands) Series 2021-7, Class A, 5.44%, 4/14/2038 (a) (e)	2,490	2,447
PRET LLC
Series 2021-NPL3, Class A1, 1.87%, 7/25/2051 (a) (f)	12,267	11,230
Series 2021-NPL6, Class A1, 2.49%, 7/25/2051 (a) (f)	10,487	9,768
Pretium Mortgage Credit Partners I LLC
Series 2021-NPL2, Class A1, 1.99%, 6/27/2060 (a) (f)	11,593	10,687
Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (a) (f)	6,521	6,119
Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 (a) (f)	8,609	7,971
Progress Residential
Series 2021-SFR3, Class B, 1.89%, 5/17/2026 (a)	667	589
Series 2021-SFR3, Class E1, 2.54%, 5/17/2026 (a)	1,800	1,546
Progress Residential Trust
Series 2021-SFR6, Class A, 1.52%, 7/17/2038 (a)	7,279	6,399
Series 2021-SFR6, Class B, 1.75%, 7/17/2038 (a)	17,500	15,247
Series 2021-SFR8, Class E1, 2.38%, 10/17/2038 (a)	4,650	3,914
Regional Management Issuance Trust
Series 2020-1, Class A, 2.34%, 10/15/2030 (a)	6,210	5,889
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	285

JPMorgan Short Duration Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2021-1, Class A, 1.68%, 3/17/2031 (a)	14,957	13,812
Republic Finance Issuance Trust Series 2020-A, Class A, 2.47%, 11/20/2030 (a)	7,592	7,216
Santander Consumer Auto Receivables Trust
Series 2020-AA, Class C, 3.71%, 2/17/2026 (a)	2,984	2,967
Series 2021-AA, Class C, 1.03%, 11/16/2026 (a)	1,500	1,368
Santander Drive Auto Receivables Trust
Series 2020-2, Class D, 2.22%, 9/15/2026	6,680	6,525
Series 2021-1, Class D, 1.13%, 11/16/2026	6,000	5,712
Series 2020-3, Class D, 1.64%, 11/16/2026	1,725	1,668
Series 2020-4, Class D, 1.48%, 1/15/2027	14,510	13,924
Series 2021-2, Class D, 1.35%, 7/15/2027	3,500	3,282
Series 2021-3, Class C, 0.95%, 9/15/2027	19,038	18,466
Series 2021-3, Class D, 1.33%, 9/15/2027	2,700	2,528
Santander Retail Auto Lease Trust Series 2021-B, Class A3, 0.51%, 8/20/2024 (a)	4,334	4,223
SCF Equipment Leasing LLC Series 2022-2A, Class B, 6.50%, 2/20/2032 (a)	2,000	1,994
Sierra Timeshare Receivables Funding LLC
Series 2018-3A, Class A, 3.69%, 9/20/2035 (a)	333	330
Series 2019-3A, Class A, 2.34%, 8/20/2036 (a)	487	460
Series 2020-2A, Class A, 1.33%, 7/20/2037 (a)	274	254
Series 2020-2A, Class B, 2.32%, 7/20/2037 (a)	1,074	999
Series 2021-1A, Class A, 0.99%, 11/20/2037 (a)	1,563	1,449
Series 2021-1A, Class B, 1.34%, 11/20/2037 (a)	961	883
Series 2021-1A, Class C, 1.79%, 11/20/2037 (a)	854	783
Series 2022-3A, Class B, 6.32%, 7/20/2039 (a)	2,425	2,433
Series 2022-2A, Class B, 5.04%, 6/20/2040 (a)	1,196	1,163
Series 2022-2A, Class C, 6.36%, 6/20/2040 (a)	1,196	1,163
Skopos Auto Receivables Trust Series 2019-1A, Class D, 5.24%, 4/15/2025 (a)	3,478	3,453
Stonepeak ABS Series 2021-1A, 2.30%, 2/28/2033 ‡ (a)	7,645	6,975
Stratus CLO Ltd. (Cayman Islands) Series 2021-1A, Class A, 5.61%, 12/29/2029 (a) (e)	12,199	12,052
Symphony CLO Ltd. (Cayman Islands) Series 2018-19A, Class A, 5.75%, 4/16/2031 (a) (e)	2,824	2,796
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

TCI-Symphony CLO Ltd. (Cayman Islands) Series 2016-1A, Class AR2, 5.83%, 10/13/2032 (a) (e)	6,000	5,930
Theorem Funding Trust
Series 2021-1A, Class A, 1.21%, 12/15/2027 (a)	1,358	1,340
Series 2022-2A, Class A, 6.06%, 12/15/2028 (a)	11,270	11,169
Series 2022-3A, Class A, 7.60%, 4/15/2029 (a)	6,729	6,784
Tricon Residential Trust Series 2021-SFR1, Class A, 1.94%, 7/17/2038 (a)	1,797	1,599
Upstart Pass-Through Trust
Series 2021-ST5, Class A, 2.00%, 7/20/2027 (a)	1,272	1,213
Series 2021-ST6, Class A, 1.85%, 8/20/2027 (a)	3,314	3,166
Series 2021-ST8, Class A, 1.75%, 10/20/2029 (a)	2,228	2,081
Series 2021-ST9, Class A, 1.70%, 11/20/2029 (a)	4,887	4,642
Series 2021-ST10, Class A, 2.25%, 1/20/2030 (a)	12,026	11,530
Upstart Securitization Trust
Series 2021-2, Class A, 0.91%, 6/20/2031 (a)	1,371	1,358
Series 2021-3, Class A, 0.83%, 7/20/2031 (a)	4,133	4,059
Series 2021-4, Class A, 0.84%, 9/20/2031 (a)	6,731	6,560
Series 2021-5, Class A, 1.31%, 11/20/2031 (a)	11,509	11,192
Series 2021-5, Class B, 2.49%, 11/20/2031 (a)	3,025	2,794
Series 2022-4, Class A, 5.98%, 8/20/2032 (a)	7,696	7,545
Series 2023-1, Class A, 6.59%, 2/20/2033 (a)	4,167	4,155
Upstart Structured Pass-Through Trust Series 2022-4A, Class A, 7.01%, 11/15/2030 (a)	12,095	12,115
USASF Receivables LLC Series 2020-1A, Class B, 3.22%, 5/15/2024 (a)	292	292
VCAT LLC
Series 2021-NPL1, Class A1, 2.29%, 12/26/2050 (a) (f)	1,367	1,295
Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (a) (f)	2,547	2,381
Series 2021-NPL3, Class A1, 1.74%, 5/25/2051 (a) (f)	3,509	3,218
Series 2021-NPL4, Class A1, 1.87%, 8/25/2051 (a) (f)	8,569	7,842
Veros Auto Receivables Trust
Series 2022-1, Class A, 3.47%, 12/15/2025 (a)	3,724	3,668
SEE NOTES TO FINANCIAL STATEMENTS.

286	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2021-1, Class A, 0.92%, 10/15/2026 (a)	1,735	1,716
VOLT C LLC Series 2021-NPL9, Class A1, 1.99%, 5/25/2051 (a) (f)	4,873	4,408
VOLT CI LLC Series 2021-NP10, Class A1, 1.99%, 5/25/2051 (a) (f)	14,605	13,119
VOLT CIII LLC Series 2021-CF1, Class A1, 1.99%, 8/25/2051 (a) (f)	13,474	12,446
VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (a) (f)	6,959	6,278
VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (a) (f)	15,131	13,674
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (a) (f)	15,099	13,895
VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (a) (f)	7,785	7,044
VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 (a) (f)	12,204	11,131
VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (a) (f)	13,250	12,260
VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (a) (f)	9,842	8,950
Westgate Resorts LLC Series 2020-1A, Class A, 2.71%, 3/20/2034 (a)	849	827
Westlake Automobile Receivables Trust
Series 2019-3A, Class D, 2.72%, 11/15/2024 (a)	8,972	8,928
Series 2019-2A, Class D, 3.20%, 11/15/2024 (a)	950	949
Series 2019-3A, Class E, 3.59%, 3/17/2025 (a)	9,030	8,918
Series 2020-1A, Class C, 2.52%, 4/15/2025 (a)	2,998	2,993
Series 2020-1A, Class D, 2.80%, 6/16/2025 (a)	17,575	17,323
Series 2020-2A, Class C, 2.01%, 7/15/2025 (a)	1,341	1,332
Series 2020-3A, Class C, 1.24%, 11/17/2025 (a)	5,000	4,904
Series 2020-2A, Class D, 2.76%, 1/15/2026 (a)	19,100	18,669
Series 2020-3A, Class D, 1.65%, 2/17/2026 (a)	5,500	5,223
Series 2021-1A, Class D, 1.23%, 4/15/2026 (a)	22,136	20,576
Series 2021-3A, Class C, 1.58%, 1/15/2027 (a)	22,380	21,076
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-3A, Class D, 2.12%, 1/15/2027 (a)	9,550	8,696
Series 2023-1A, Class D, 6.79%, 11/15/2028 (a)	3,500	3,494
Total Asset-Backed Securities (Cost $1,924,687)		1,833,383
U.S. Treasury Obligations — 13.2%
U.S. Treasury Notes
0.50%, 11/30/2023	8,360	8,079
0.13%, 12/15/2023	115	111
4.25%, 9/30/2024	2,445	2,417
4.25%, 12/31/2024	3,410	3,372
1.75%, 3/15/2025	5,870	5,524
2.75%, 5/15/2025	15,745	15,093
3.00%, 7/15/2025	295,007	284,048
3.13%, 8/15/2025	133,860	129,227
3.50%, 9/15/2025	277,004	269,722
4.25%, 10/15/2025	117,594	116,606
4.50%, 11/15/2025	14,185	14,161
4.00%, 12/15/2025	11,860	11,702
3.88%, 1/15/2026	75,650	74,350
4.00%, 2/15/2026	983	969
Total U.S. Treasury Obligations (Cost $957,584)		935,381
Collateralized Mortgage Obligations — 9.7%
Alternative Loan Trust Series 2003-J3, Class 2A1, 6.25%, 12/25/2033	6	6
Angel Oak Mortgage Trust Series 2020-5, Class A1, 1.37%, 5/25/2065 (a) (e)	1,418	1,287
ANTLR Mortgage Trust Series 2021-RTL1, Class A1, 2.12%, 11/25/2024 (a) (f)	11,384	11,014
Bear Stearns ARM Trust Series 2003-7, Class 3A, 3.59%, 10/25/2033 (e)	14	13
Cascade Funding Mortgage Trust Series 2021-HB6, Class A, 0.90%, 6/25/2036 ‡ (a) (e)	12,162	11,540
CFMT LLC
Series 2020-HB4, Class A, 0.95%, 12/26/2030 ‡ (a) (e)	2,114	2,053
Series 2021-HB5, Class A, 0.80%, 2/25/2031 ‡ (a) (e)	4,793	4,638
Series 2021-HB5, Class M2, 1.85%, 2/25/2031 ‡ (a) (e)	2,000	1,860
Series 2021-HB7, Class A, 1.15%, 10/27/2031 ‡ (a) (e)	6,326	5,936
Series 2022-HB9, Class A, 3.25%, 9/25/2037 ‡ (a) (e)	6,771	6,124
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	287

JPMorgan Short Duration Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
CHL Mortgage Pass-Through Trust Series 2004-8, Class 2A1, 4.50%, 6/25/2019 ‡	2	1
Citigroup Mortgage Loan Trust Series 2004-UST1, Class A6, 3.91%, 8/25/2034 (e)	118	106
Citigroup Mortgage Loan Trust, Inc. Series 2003-UP3, Class A1, 7.00%, 9/25/2033	2	2
Connecticut Avenue Securities Trust
Series 2021-R01, Class 1M1, 5.23%, 10/25/2041 (a) (e)	382	380
Series 2022-R02, Class 2M2, 7.48%, 1/25/2042 (a) (e)	1,775	1,744
CSFB Mortgage-Backed Pass-Through Certificates Series 2004-8, Class 6A1, 4.50%, 12/25/2019 ‡	67	20
CSMC Mortgage-Backed Trust Series 2007-5, Class 5A5, 5.50%, 4/1/2037 (e)	285	41
CSMC Trust Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (a) (e)	9,696	9,217
FHLMC - GNMA
Series 31, Class Z, 8.00%, 4/25/2024	3	3
Series 56, Class Z, 7.50%, 9/20/2026	11	11
FHLMC STACR REMIC Trust Series 2020-DNA1, Class M2, 6.32%, 1/25/2050 (a) (e)	966	964
FHLMC Structured Agency Credit Risk Debt Notes
Series 2019-CS03, Class M1, 4.62%, 10/25/2032 (a) (e)	856	854
Series 2021-DNA2, Class M1, 5.28%, 8/25/2033 (a) (e)	285	284
FHLMC, REMIC
Series 1480, Class LZ, 7.50%, 3/15/2023	—	—
Series 3784, Class S, IF, IO, 2.01%, 7/15/2023 (e)	15	—
Series 3784, Class F, 4.99%, 7/15/2023 (e)	14	14
Series 3229, Class AF, 4.84%, 8/15/2023 (e)	15	15
Series 1560, Class Z, 7.00%, 8/15/2023	3	3
Series 2682, Class JG, 4.50%, 10/15/2023	74	73
Series 2686, Class GC, 5.00%, 10/15/2023	84	84
Series 2790, Class TN, 4.00%, 5/15/2024	18	18
Series 1754, Class Z, 8.50%, 9/15/2024	5	5
Series 1779, Class Z, 8.50%, 4/15/2025	22	23
Series 4303, Class VA, 3.50%, 5/15/2025	234	229
Series 3005, Class ED, 5.00%, 7/15/2025	220	218
Series 3826, Class BK, 3.00%, 3/15/2026	220	214
Series 3864, Class PG, 3.50%, 5/15/2026	36	35
Series 3887, Class GM, 4.00%, 7/15/2026 (f)	48	48
Series 3903, Class GB, 4.00%, 8/15/2026	160	158
Series 3909, Class HG, 4.00%, 8/15/2026 (f)	118	116
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 1888, Class Z, 7.00%, 8/15/2026	21	21
Series 3936, Class AB, 3.00%, 10/15/2026	260	251
Series 3946, Class BU, 3.00%, 10/15/2026	94	91
Series 3996, Class BA, 1.50%, 2/15/2027	85	81
Series 4015, Class GL, 2.25%, 3/15/2027	76	72
Series 4020, Class N, 3.00%, 3/15/2027	44	42
Series 4054, Class AE, 1.50%, 4/15/2027	162	154
Series 4029, Class LY, 3.00%, 4/15/2027	1,000	942
Series 4039, Class AB, 1.50%, 5/15/2027	155	145
Series 4039, Class PB, 1.50%, 5/15/2027	461	432
Series 4043, Class PB, 1.50%, 5/15/2027	343	322
Series 4097, Class HJ, 1.50%, 8/15/2027	556	520
Series 4089, Class AI, IO, 3.00%, 8/15/2027	2,268	93
Series 4103, Class HA, 2.50%, 9/15/2027	165	157
Series 4361, Class CA, 2.50%, 9/15/2027	371	354
Series 4257, Class A, 2.50%, 10/15/2027	80	79
Series 4131, Class BC, 1.25%, 11/15/2027	100	93
Series 4129, Class AP, 1.50%, 11/15/2027	559	522
Series 4286, Class J, 2.50%, 11/15/2027	21	21
Series 4141, Class BI, IO, 2.50%, 12/15/2027	2,440	99
Series 4304, Class DW, 2.50%, 12/15/2027	1,000	938
Series 4207, Class JD, 1.50%, 5/15/2028	143	134
Series 4217, Class UD, 1.75%, 6/15/2028	244	229
Series 2090, Class F, 4.79%, 10/15/2028 (e)	52	52
Series 3523, Class MX, 4.50%, 4/15/2029	72	70
Series 4338, Class GE, 2.50%, 5/15/2029	59	57
Series 2995, Class FT, 4.84%, 5/15/2029 (e)	95	94
Series 3721, Class DG, 2.75%, 9/15/2030	173	162
Series 3775, Class DB, 4.00%, 12/15/2030	295	287
Series 3779, Class LB, 4.00%, 12/15/2030	324	315
Series 2303, Class FY, 4.89%, 4/15/2031 (e)	109	108
Series 2326, Class ZQ, 6.50%, 6/15/2031	109	112
Series 2362, Class F, 4.99%, 9/15/2031 (e)	66	66
Series 2500, Class FD, 5.09%, 3/15/2032 (e)	131	131
Series 4318, Class KB, 2.50%, 4/15/2032	33	33
Series 4170, Class QE, 2.00%, 5/15/2032	95	92
Series 4094, Class BF, 4.99%, 8/15/2032 (e)	351	351
Series 2492, Class GH, 6.00%, 8/15/2032	180	185
Series 4120, Class KA, 1.75%, 10/15/2032	551	507
Series 4142, Class PG, 2.00%, 12/15/2032	67	63
Series 2711, Class FC, 5.49%, 2/15/2033 (e)	758	769
Series 2602, Class FH, 4.90%, 4/15/2033 (e)	163	163
Series 4206, Class DZ, 3.00%, 5/15/2033	500	448
Series 4423, Class VN, 3.00%, 5/15/2033	1,100	1,035
Series 2617, Class Z, 5.50%, 5/15/2033	3,296	3,325
SEE NOTES TO FINANCIAL STATEMENTS.

288	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2662, Class MT, 4.50%, 8/15/2033	57	56
Series 4620, IO, 5.00%, 9/15/2033	284	44
Series 4255, Class LZ, 3.00%, 10/15/2033	10,230	9,526
Series 2686, Class KZ, 4.50%, 10/15/2033	708	681
Series 2693, Class Z, 5.50%, 10/15/2033	139	140
Series 3005, Class PV, IF, 5.52%, 10/15/2033 (e)	2	2
Series 2727, Class PM, 4.50%, 1/15/2034	784	770
Series 2736, Class PE, 5.00%, 1/15/2034	3,110	3,105
Series 2806, Class FA, 5.59%, 2/15/2034 (e)	244	236
Series 2989, Class MU, IF, IO, 2.41%, 7/15/2034 (e)	1,099	44
Series 3204, Class ZM, 5.00%, 8/15/2034	477	473
Series 2963, Class ZG, 5.00%, 11/15/2034	414	411
Series 2898, Class PG, 5.00%, 12/15/2034	631	630
Series 3003, Class LD, 5.00%, 12/15/2034	102	102
Series 2901, Class S, IF, 5.51%, 12/15/2034 (e)	352	336
Series 4265, Class FD, 4.99%, 1/15/2035 (e)	259	257
Series 2933, Class EM, 5.50%, 1/15/2035	59	59
Series 2929, Class PG, 5.00%, 2/15/2035	75	75
Series 2941, Class Z, 4.50%, 3/15/2035	1,122	1,089
Series 2953, Class PG, 5.50%, 3/15/2035	255	261
Series 2976, Class HZ, 4.50%, 5/15/2035	232	223
Series 3002, Class BN, 5.00%, 7/15/2035	225	224
Series 3013, Class HZ, 5.00%, 8/15/2035	742	735
Series 3036, Class NE, 5.00%, 9/15/2035	85	85
Series 3101, Class UZ, 6.00%, 1/15/2036	169	176
Series 3174, Class LF, 4.94%, 5/15/2036 (e)	155	154
Series 3662, Class ZB, 5.50%, 8/15/2036	139	144
Series 4646, Class JV, 3.50%, 11/15/2036	6,446	6,113
Series 3704, Class DC, 4.00%, 11/15/2036	178	176
Series 3688, Class NB, 4.50%, 11/15/2036	572	558
Series 3855, Class AM, 6.50%, 11/15/2036	1,625	1,670
Series 3704, Class CZ, 4.00%, 12/15/2036	1,360	1,300
Series 3249, Class CL, 4.25%, 12/15/2036	1,107	1,078
Series 3258, Class PM, 5.50%, 12/15/2036	349	353
Series 3305, Class IW, IF, IO, 1.86%, 4/15/2037 (e)	287	7
Series 3318, Class HF, 4.85%, 5/15/2037 (e)	114	112
Series 3326, Class FG, 4.94%, 6/15/2037 (e)	541	534
Series 3724, Class CM, 5.50%, 6/15/2037	285	292
Series 3351, Class ZC, 5.50%, 7/15/2037	1,115	1,111
Series 3420, Class EI, IO, 1.12%, 8/15/2037 (f)	2,932	125
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 3429, Class S, IF, IO, 2.23%, 3/15/2038 (e)	497	43
Series 3447, Class DB, 5.00%, 5/15/2038	1,545	1,541
Series 3459, Class MB, 5.00%, 6/15/2038	94	94
Series 3575, Class ZA, 5.00%, 6/15/2038	3,686	3,692
Series 3546, Class A, 3.24%, 2/15/2039 (e)	414	416
Series 3540, Class A, 5.00%, 5/15/2039	215	212
Series 4346, Class A, 3.50%, 7/15/2039	62	60
Series 3597, Class HM, 4.50%, 8/15/2039	134	132
Series 3569, Class NY, 5.00%, 8/15/2039	498	500
Series 3572, Class JS, IF, IO, 2.21%, 9/15/2039 (e)	318	17
Series 4212, Class LA, 3.00%, 10/15/2039	331	324
Series 3585, Class KW, 4.50%, 10/15/2039	1,505	1,468
Series 3609, Class SA, IF, IO, 1.75%, 12/15/2039 (e)	1,853	78
Series 3768, Class MB, 4.00%, 12/15/2039	2	2
Series 4329, Class KA, 3.00%, 1/15/2040	6	6
Series 3632, Class PK, 5.00%, 2/15/2040	302	299
Series 4352, Class A, 3.00%, 4/15/2040	2	2
Series 3656, Class PM, 5.00%, 4/15/2040	2,303	2,310
Series 3819, Class G, 4.00%, 6/15/2040	1	1
Series 3786, Class NA, 4.50%, 7/15/2040	73	72
Series 3726, Class PA, 3.00%, 8/15/2040	166	161
Series 3706, Class P, 4.00%, 8/15/2040	3,240	2,990
Series 4655, Class DJ, 3.00%, 10/15/2040	2,174	1,987
Series 4088, Class LE, 4.00%, 10/15/2040	136	135
Series 4318, Class KZ, 4.00%, 12/15/2040	2,521	2,398
Series 3769, Class ZC, 4.50%, 12/15/2040	1,157	1,137
Series 3803, Class FY, 4.99%, 1/15/2041 (e)	54	54
Series 3822, Class ZG, 4.00%, 2/15/2041	6,635	6,308
Series 4080, Class DA, 2.00%, 3/15/2041	214	197
Series 3862, Class GA, 4.00%, 4/15/2041	208	200
Series 3844, Class FA, 5.04%, 4/15/2041 (e)	222	221
Series 4074, Class PA, 3.00%, 5/15/2041	434	419
Series 4050, Class BA, 3.50%, 5/15/2041	18	18
Series 3859, Class JB, 5.00%, 5/15/2041	320	319
Series 4150, Class JE, 2.00%, 6/15/2041	799	738
Series 3884, Class BL, 4.50%, 6/15/2041	4,950	4,870
Series 3939, Class BZ, 4.50%, 6/15/2041	2,391	2,332
Series 4150, Class FN, 4.89%, 7/15/2041 (e)	377	374
Series 4152, Class LE, 1.75%, 8/15/2041	3,112	2,798
Series 3904, Class HC, 4.00%, 8/15/2041	766	725
Series 3906, Class B, 4.00%, 8/15/2041	3,115	2,873
Series 4150, Class FY, 4.89%, 8/15/2041 (e)	361	357
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	289

JPMorgan Short Duration Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 3952, Class BQ, 2.00%, 10/15/2041	2,494	2,222
Series 3947, Class BH, 2.50%, 10/15/2041	3,296	2,936
Series 3934, Class KB, 5.00%, 10/15/2041	510	511
Series 3966, Class VZ, 4.00%, 12/15/2041	816	767
Series 4550, Class NA, 3.00%, 1/15/2042	493	475
Series 4122, Class PA, 1.50%, 2/15/2042	297	271
Series 4144, Class KD, 1.75%, 3/15/2042	468	421
Series 4215, Class NA, 3.00%, 4/15/2042	133	127
Series 4088, Class BP, 3.00%, 8/15/2042	3,435	3,086
Series 4143, Class AE, 2.00%, 9/15/2042	1,735	1,588
Series 4158, Class TC, 1.75%, 12/15/2042	249	226
Series 4247, Class AK, 4.50%, 12/15/2042	365	360
Series 4158, Class LD, 2.00%, 1/15/2043	486	423
Series 4199, Class YZ, 3.50%, 5/15/2043	4,172	3,891
Series 4302, Class MA, 3.00%, 7/15/2043	1,292	1,226
Series 4314, Class LP, 3.50%, 7/15/2043	38	37
Series 4558, Class DA, 3.50%, 7/15/2043	304	299
Series 4311, Class ED, 2.75%, 9/15/2043	79	75
Series 4480, Class LA, 3.50%, 9/15/2043	162	158
Series 4450, Class NH, 2.00%, 10/15/2043	6	6
Series 4330, Class PE, 3.00%, 11/15/2043	126	120
Series 4286, Class MP, 4.00%, 12/15/2043	376	359
Series 4316, Class DZ, 3.00%, 3/15/2044	3,266	2,899
Series 4338, Class A, 2.50%, 5/15/2044	464	427
Series 4505, Class P, 3.50%, 5/15/2044	1,242	1,188
Series 4360, Class PZ, 3.00%, 7/15/2044	1,622	1,425
Series 4417, Class PZ, 3.00%, 12/15/2044	3,330	3,004
Series 4545, Class PG, 3.00%, 12/15/2044	652	620
Series 4745, Class EC, 3.00%, 12/15/2044	1,605	1,529
Series 4425, Class TA, 2.00%, 1/15/2045	308	258
Series 4461, Class LZ, 3.00%, 3/15/2045	4,133	3,724
Series 4457, Class KZ, 3.00%, 4/15/2045	8,662	7,775
Series 4478, Class PC, 2.00%, 5/15/2045	965	830
Series 4631, Class PA, 3.00%, 5/15/2045	2,050	1,900
Series 4664, Class PH, 3.50%, 5/15/2045	1,004	959
Series 4698, Class DA, 4.50%, 5/15/2045	2,211	2,143
Series 4759, Class MA, 3.00%, 9/15/2045	90	85
Series 4591, Class QE, 2.75%, 4/15/2046	200	178
Series 4574, Class YH, 3.00%, 4/15/2046	293	260
Series 4774, Class LP, 3.50%, 9/15/2046	3,428	3,263
Series 4714, Class PA, 3.00%, 11/15/2046	1,912	1,763
Series 4657, Class VZ, 3.00%, 2/15/2047	10,494	9,437
Series 4830, Class AP, 4.00%, 2/15/2047	1,059	1,004
Series 4675, Class EZ, 3.50%, 4/15/2047	1,594	1,390
Series 4682, Class LC, 2.50%, 5/15/2047	524	455
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 4682, Class AP, 3.00%, 5/15/2047	687	614
Series 4703, Class KZ, 3.50%, 7/15/2047	6,388	5,887
Series 4740, Class JA, 3.00%, 10/15/2047	1,709	1,525
Series 4749, Class ZL, 3.50%, 12/15/2047	17,902	16,336
Series 4936, Class AP, 2.50%, 9/25/2048	266	239
Series 4941, Class NP, 2.50%, 5/25/2049	843	738
Series 4922, Class GE, 2.50%, 7/25/2049	847	741
Series 4952, Class PA, 2.50%, 2/25/2050	1,330	1,152
FHLMC, STRIPS
Series 302, Class 350, 3.50%, 2/15/2028	162	157
Series 218, PO, 2/1/2032	81	70
Series 290, Class 200, 2.00%, 11/15/2032	401	362
Series 277, Class 30, 3.00%, 9/15/2042	2,387	2,124
Series 359, Class 350, 3.50%, 10/15/2047	1,584	1,457
FNMA, REMIC
Series 1997-44, Class N, PO, 6/25/2023	3	3
Series 1993-216, Class E, PO, 8/25/2023	—	—
Series 1993-165, Class SN, IF, 6.87%, 9/25/2023 (e)	—	—
Series 1993-226, Class PK, 6.00%, 12/25/2023	18	18
Series 1994-15, Class ZK, 5.50%, 2/25/2024	37	37
Series 1994-43, Class PK, 6.35%, 2/25/2024	17	17
Series 2001-40, PO, 4/25/2024	7	7
Series G94-6, Class PJ, 8.00%, 5/17/2024	5	5
Series 2010-38, Class B, 4.00%, 4/25/2025	34	34
Series 2011-48, Class CN, 4.00%, 6/25/2026 (f)	41	40
Series 2011-61, Class B, 3.00%, 7/25/2026	222	215
Series 2011-72, Class KB, 3.50%, 8/25/2026	291	284
Series 2012-32, Class DE, 3.00%, 12/25/2026	94	92
Series 2012-26, Class CA, 2.50%, 3/25/2027	390	373
Series 2012-46, Class KI, IO, 3.50%, 5/25/2027	3,887	158
Series 2012-102, Class IB, IO, 3.50%, 9/25/2027	2,039	97
Series 2012-127, Class AC, 1.50%, 11/25/2027	391	366
Series 2012-124, Class HG, 2.00%, 11/25/2027	201	189
Series 2013-5, Class DA, 1.50%, 2/25/2028	214	199
Series 2013-13, Class KD, 1.50%, 3/25/2028	202	188
Series 2008-72, IO, 5.00%, 8/25/2028	7	—
Series 2013-137, Class BA, 1.50%, 1/25/2029	356	330
Series 2009-15, Class AC, 5.50%, 3/25/2029	653	651
Series 2009-58, Class B, 4.50%, 8/25/2029	818	805
SEE NOTES TO FINANCIAL STATEMENTS.

290	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2010-14, Class AC, 4.00%, 3/25/2030	165	161
Series 2012-14, Class EA, 2.50%, 12/25/2030	13	13
Series 2001-38, Class EA, PO, 8/25/2031	29	27
Series 2015-89, Class KE, 2.00%, 11/25/2031	90	83
Series 2012-98, Class QG, 1.75%, 1/25/2032	274	261
Series 2001-81, Class HE, 6.50%, 1/25/2032	1,709	1,758
Series 2002-34, Class FA, 5.10%, 5/18/2032 (e)	80	80
Series 2013-109, Class BA, 3.00%, 10/25/2032	611	582
Series 2002-64, Class PG, 5.50%, 10/25/2032	1,441	1,453
Series 2004-61, Class FH, 5.42%, 11/25/2032 (e)	771	779
Series 2002-77, Class TF, 5.60%, 12/18/2032 (e)	138	140
Series 2002-77, Class QG, 5.50%, 12/25/2032	315	318
Series 2002-84, Class DZ, 5.50%, 12/25/2032	175	177
Series 2002-94, Class BZ, 5.50%, 1/25/2033	891	896
Series 2013-18, Class TG, 2.00%, 2/25/2033	379	355
Series 2003-7, Class FB, 5.37%, 2/25/2033 (e)	199	201
Series 2013-31, Class NL, 4.00%, 4/25/2033	399	386
Series 2003-42, Class CI, IO, 6.50%, 5/25/2033	147	20
Series 2003-63, Class A7, 5.50%, 6/25/2033	1,552	1,576
Series 2003-49, IO, 6.50%, 6/25/2033	208	38
Series 2003-58, Class GL, 3.50%, 7/25/2033	108	106
Series 2013-133, Class WA, 3.00%, 8/25/2033	1,949	1,847
Series 2003-84, Class PZ, 5.00%, 9/25/2033	54	54
Series 2013-100, Class WB, 3.00%, 10/25/2033	6,842	6,429
Series 2003-107, Class ZD, 6.00%, 11/25/2033	1,148	1,175
Series 2004-38, Class AO, PO, 5/25/2034	2,029	1,466
Series 2004-72, Class F, 5.12%, 9/25/2034 (e)	100	100
Series 2004-91, Class BR, 5.50%, 12/25/2034	58	59
Series 2004-90, Class ZU, 6.00%, 12/25/2034	920	946
Series 2005-5, Class PA, 5.00%, 1/25/2035	313	308
Series 2004-101, Class AR, 5.50%, 1/25/2035	9	9
Series 2005-27, Class HZ, 5.00%, 4/25/2035	1,638	1,621
Series 2005-31, Class PB, 5.50%, 4/25/2035	664	671
Series 2005-38, Class FK, 4.92%, 5/25/2035 (e)	368	365
Series 2015-41, Class CA, 3.00%, 6/25/2035	487	455
Series 2005-66, Class PF, 4.87%, 7/25/2035 (e)	111	111
Series 2005-55, Class PN, 5.50%, 7/25/2035	1,872	1,908
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2005-64, Class PL, 5.50%, 7/25/2035	54	54
Series 2005-103, Class BT, IF, 6.50%, 7/25/2035 (e)	208	205
Series 2006-4, Class PB, 6.00%, 9/25/2035	224	223
Series 2005-88, Class ZC, 5.00%, 10/25/2035	1,944	1,924
Series 2007-109, Class VZ, 5.00%, 10/25/2035	1,490	1,480
Series 2010-39, Class FT, 5.57%, 10/25/2035 (e)	614	623
Series 2005-84, Class MB, 5.75%, 10/25/2035	676	678
Series 2013-114, Class JA, 3.00%, 11/25/2035	40	39
Series 2015-87, Class TB, 4.00%, 11/25/2035	3,811	3,690
Series 2005-101, Class B, 5.00%, 11/25/2035	886	883
Series 2005-99, Class AF, 4.97%, 12/25/2035 (e)	100	99
Series 2014-88, Class ER, 2.50%, 2/25/2036	72	67
Series 2006-16, Class FC, 4.92%, 3/25/2036 (e)	79	79
Series 2006-14, Class DB, 5.50%, 3/25/2036	371	376
Series 2006-27, Class BF, 4.92%, 4/25/2036 (e)	140	140
Series 2006-50, Class PE, 5.00%, 6/25/2036	309	309
Series 2006-46, Class FW, 5.02%, 6/25/2036 (e)	242	240
Series 2006-42, Class PF, 5.03%, 6/25/2036 (e)	184	183
Series 2009-71, Class JT, 6.00%, 6/25/2036	178	185
Series 2006-58, Class ST, IF, IO, 2.53%, 7/25/2036 (e)	355	25
Series 2006-101, Class FC, 4.92%, 7/25/2036 (e)	171	168
Series 2006-101, Class FD, 4.92%, 7/25/2036 (e)	110	108
Series 2006-56, Class DC, 5.27%, 7/25/2036 (e)	232	234
Series 2007-1, Class NF, 4.87%, 2/25/2037 (e)	279	276
Series 2007-22, Class SC, IF, IO, 1.46%, 3/25/2037 (e)	23	—
Series 2007-16, Class FC, 5.37%, 3/25/2037 (e)	14	14
Series 2007-33, Class MS, IF, IO, 1.97%, 4/25/2037 (e)	1,114	63
Series 2007-57, Class ZE, 4.75%, 5/25/2037	232	232
Series 2007-B2, Class ZA, 5.50%, 6/25/2037	1,758	1,784
Series 2008-5, Class PE, 5.00%, 8/25/2037	93	94
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	291

JPMorgan Short Duration Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2007-85, Class SH, IF, IO, 1.88%, 9/25/2037 (e)	794	13
Series 2017-59, Class DW, 3.50%, 12/25/2037	535	523
Series 2007-117, Class FM, 5.32%, 1/25/2038 (e)	148	149
Series 2007-117, Class MF, 5.32%, 1/25/2038 (e)	278	279
Series 2008-24, Class PF, 5.27%, 2/25/2038 (e)	77	77
Series 2008-18, Class SE, IF, IO, 1.65%, 3/25/2038 (e)	83	6
Series 2008-25, Class DZ, 5.75%, 4/25/2038	420	421
Series 2013-96, Class YA, 3.50%, 9/25/2038	162	159
Series 2008-83, Class CA, 6.00%, 9/25/2038	463	484
Series 2011-104, Class KY, 4.00%, 3/25/2039	82	82
Series 2009-29, Class LA, 1.23%, 5/25/2039 (e)	943	782
Series 2009-62, Class HJ, 6.00%, 5/25/2039	48	48
Series 2013-25, Class DC, 2.50%, 6/25/2039	430	403
Series 2009-59, Class HB, 5.00%, 8/25/2039	1,197	1,193
Series 2009-70, Class FA, 5.82%, 9/25/2039 (e)	78	79
Series 2009-73, Class HJ, 6.00%, 9/25/2039	115	118
Series 2009-86, Class PE, 5.00%, 10/25/2039	2,746	2,740
Series 2010-118, Class EF, 5.07%, 10/25/2039 (e)	21	21
Series 2013-125, Class AB, 4.00%, 11/25/2039	204	194
Series 2009-87, Class B, 4.50%, 11/25/2039	1,415	1,380
Series 2009-112, Class SW, IF, IO, 1.63%, 1/25/2040 (e)	2,208	138
Series 2010-37, Class CY, 5.00%, 4/25/2040	51	51
Series 2011-3, Class KA, 5.00%, 4/25/2040	166	164
Series 2011-61, Class ZA, 5.00%, 4/25/2040	956	953
Series 2010-35, Class KF, 5.12%, 4/25/2040 (e)	184	184
Series 2010-43, Class HJ, 5.50%, 5/25/2040	161	164
Series 2010-64, Class DM, 5.00%, 6/25/2040	699	697
Series 2010-58, Class FA, 5.17%, 6/25/2040 (e)	320	320
Series 2010-58, Class FY, 5.35%, 6/25/2040 (e)	138	138
Series 2010-109, Class M, 3.00%, 9/25/2040	1,163	1,082
Series 2010-126, Class LI, IO, 4.00%, 11/25/2040	406	24
Series 2010-154, Class MW, 3.50%, 1/25/2041	3,784	3,587
Series 2011-18, Class KY, 4.00%, 3/25/2041	615	577
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2011-35, Class PE, 4.00%, 4/25/2041	1,143	1,073
Series 2011-52, Class GB, 5.00%, 6/25/2041	91	91
Series 2011-53, Class FT, 5.20%, 6/25/2041 (e)	120	119
Series 2011-128, Class KP, 4.50%, 7/25/2041	54	52
Series 2011-59, Class NZ, 5.50%, 7/25/2041	643	655
Series 2012-147, Class NE, 1.75%, 8/25/2041	1,398	1,298
Series 2012-14, Class PA, 2.00%, 8/25/2041	194	177
Series 2013-72, Class LY, 3.50%, 8/25/2041	489	471
Series 2015-45, Class GA, 2.50%, 9/25/2041	386	370
Series 2013-126, Class CA, 4.00%, 9/25/2041	283	270
Series 2011-123, Class BP, 2.00%, 10/25/2041	3,422	3,066
Series 2011-141, Class MA, 3.50%, 10/25/2041	210	202
Series 2012-64, Class PK, 4.50%, 12/25/2041	916	900
Series 2012-113, Class DC, 2.25%, 1/25/2042	159	146
Series 2012-27, Class PL, 2.00%, 2/25/2042	218	203
Series 2012-139, Class NY, 5.00%, 2/25/2042	1,536	1,534
Series 2012-133, Class AP, 1.75%, 3/25/2042	3,599	3,216
Series 2012-100, Class TL, 4.00%, 4/25/2042	270	256
Series 2012-80, Class EB, 4.50%, 4/25/2042	312	307
Series 2013-9, Class CB, 5.50%, 4/25/2042	2,670	2,710
Series 2013-73, Class PG, 2.50%, 6/25/2042	816	752
Series 2012-128, Class VF, 4.87%, 6/25/2042 (e)	453	448
Series 2012-144, Class HP, 1.75%, 7/25/2042	462	418
Series 2013-93, Class PJ, 3.00%, 7/25/2042	693	657
Series 2013-96, Class FY, 4.97%, 7/25/2042 (e)	200	196
Series 2013-34, Class PC, 2.50%, 8/25/2042	544	503
Series 2014-18, Class DE, 4.00%, 8/25/2042	831	805
Series 2012-94, Class K, 2.00%, 9/25/2042	928	796
Series 2013-60, Class PD, 2.00%, 10/25/2042	571	515
Series 2012-112, Class DA, 3.00%, 10/25/2042	1,973	1,790
Series 2013-81, Class NC, 3.00%, 10/25/2042	527	507
Series 2013-72, Class AF, 4.87%, 11/25/2042 (e)	53	53
Series 2013-6, Class HD, 1.50%, 12/25/2042	347	299
Series 2013-35, Class LP, 3.00%, 1/25/2043	6,100	5,665
Series 2013-61, Class BA, 3.00%, 1/25/2043	1,708	1,593
Series 2013-10, Class PA, 1.50%, 2/25/2043	934	789
Series 2013-10, Class UB, 2.00%, 2/25/2043	1,030	877
Series 2013-58, Class FP, 4.87%, 2/25/2043 (e)	639	630
SEE NOTES TO FINANCIAL STATEMENTS.

292	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2013-18, Class BZ, 3.00%, 3/25/2043	6,662	6,211
Series 2013-100, Class PL, 4.50%, 3/25/2043	736	716
Series 2013-66, Class LB, 1.50%, 4/25/2043	81	74
Series 2013-26, Class ZV, 3.50%, 4/25/2043	11,314	10,299
Series 2013-33, Class UZ, 3.50%, 4/25/2043	8,485	7,812
Series 2013-64, Class PF, 4.87%, 4/25/2043 (e)	553	544
Series 2014-3, Class BL, 2.50%, 6/25/2043	47	46
Series 2013-66, Class MB, 3.00%, 7/25/2043	2,000	1,796
Series 2014-43, Class PZ, 3.00%, 7/25/2043	1,278	1,056
Series 2014-32, Class DK, 3.00%, 8/25/2043	382	360
Series 2013-92, Class DE, 4.00%, 9/25/2043	600	564
Series 2015-34, Class UP, 3.00%, 11/25/2043	701	653
Series 2016-80, Class KV, 3.00%, 6/25/2044	4,539	4,340
Series 2014-56, Class Z, 3.50%, 9/25/2044	6,560	5,919
Series 2017-74, Class KA, 3.00%, 11/25/2044	260	250
Series 2016-100, Class P, 3.50%, 11/25/2044	67	64
Series 2020-18, Class DC, 2.50%, 2/25/2045	261	252
Series 2015-33, Class DT, 2.50%, 6/25/2045	547	501
Series 2015-51, Class KC, 3.00%, 6/25/2045	331	309
Series 2017-18, Class DA, 3.00%, 8/25/2045	1,170	1,099
Series 2016-84, Class LA, 3.00%, 12/25/2045	922	854
Series 2016-2, Class GA, 3.00%, 2/25/2046	1,753	1,607
Series 2016-16, Class AL, 3.00%, 4/25/2046	9,503	8,625
Series 2017-15, Class PE, 3.50%, 4/25/2046	1,226	1,156
Series 2017-68, Class HQ, 3.00%, 7/25/2046	1,163	1,075
Series 2016-80, Class JP, 3.00%, 11/25/2046	681	613
Series 2017-85, Class HA, 3.00%, 12/25/2046	1,436	1,327
Series 2017-11, Class PH, 2.50%, 3/25/2047	213	184
Series 2017-10, Class FA, 5.02%, 3/25/2047 (e)	215	212
Series 2017-89, Class KZ, 3.50%, 8/25/2047	6,810	5,807
Series 2017-84, Class JA, 2.75%, 9/25/2047	558	495
Series 2017-96, Class MA, 3.00%, 12/25/2047	455	413
Series 2017-102, Class PZ, 3.50%, 12/25/2047	2,283	1,958
Series 2018-37, Class BC, 3.50%, 12/25/2047	292	272
Series 2018-13, Class PA, 3.00%, 3/25/2048	8,102	7,190
Series 2018-15, Class NZ, 3.00%, 3/25/2048	7,992	7,208
Series 2018-15, Class ZG, 3.50%, 3/25/2048	1,924	1,719
Series 2019-17, Class KA, 3.50%, 4/25/2048	306	289
Series 2019-65, Class PA, 2.50%, 5/25/2048	186	167
Series 2019-11, Class EA, 3.00%, 5/25/2048	759	693
Series 2019-20, Class PB, 2.75%, 7/25/2048	280	252
Series 2018-87, Class BA, 4.00%, 7/25/2048	154	146
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2020-94, PO, 9/25/2048	486	396
Series 2019-9, Class ZA, 3.50%, 9/25/2048	6,881	6,282
Series 2019-51, Class DW, 3.50%, 11/25/2048	717	674
Series 2020-49, Class GA, 1.50%, 2/25/2049	2,721	2,202
Series 2009-11, Class ZY, 5.50%, 3/25/2049	2,754	2,755
Series 2019-18, Class BA, 3.50%, 5/25/2049	9,057	8,544
Series 2019-70, Class JA, 2.50%, 9/25/2049	158	139
Series 2019-72, Class KA, 2.50%, 9/25/2049	205	176
Series 2020-15, Class EA, 2.00%, 10/25/2049	668	562
Series 2019-70, Class MB, 2.50%, 12/25/2049	1,000	743
Series 2019-81, Class LA, 2.50%, 12/25/2049	390	329
Series 2020-7, Class DZ, 3.00%, 2/25/2050	754	655
Series 2020-15, Class EM, 3.00%, 3/25/2050	584	520
Series 2019-33, Class MA, 3.50%, 7/25/2055	705	673
Series 2018-70, Class HA, 3.50%, 10/25/2056	641	613
FNMA, REMIC Trust, Whole Loan Series 1995-W3, Class A, 9.00%, 4/25/2025	—	—
FNMA, REMIC, Whole Loan
Series 2007-54, Class FA, 5.02%, 6/25/2037 (e)	114	112
Series 2007-106, Class A7, 6.18%, 10/25/2037 (e)	123	126
Series 2001-50, Class BA, 7.00%, 10/25/2041	68	69
FNMA, STRIPS
Series 289, Class 1, PO, 11/25/2027	58	54
Series 334, Class 17, IO, 6.50%, 2/25/2033 (e)	128	19
Series 334, Class 13, IO, 6.00%, 3/25/2033 (e)	112	16
Series 334, Class 9, IO, 6.00%, 3/25/2033	282	42
Series 356, Class 16, IO, 5.50%, 6/25/2035 (e)	91	14
Series 359, Class 16, IO, 5.50%, 10/25/2035 (e)	75	13
Series 369, Class 19, IO, 6.00%, 10/25/2036 (e)	66	13
Series 369, Class 26, IO, 6.50%, 10/25/2036 (e)	47	9
Series 386, Class 20, IO, 6.50%, 8/25/2038 (e)	145	26
Series 394, Class C3, IO, 6.50%, 9/25/2038	275	51
Series 411, Class A3, 3.00%, 8/25/2042	1,225	1,094
FNMA, Whole Loan Series 2007-W1, Class 1AF1, 4.88%, 11/25/2046 (e)	1,167	1,154
GNMA
Series 2011-132, Class GJ, 2.00%, 9/16/2026	179	172
Series 2011-155, Class A, 3.00%, 11/20/2026	58	56
Series 2011-158, Class AB, 3.00%, 11/20/2026	98	96
Series 2013-75, Class AC, 1.50%, 5/20/2028	901	840
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	293

JPMorgan Short Duration Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2003-50, Class F, 4.89%, 5/16/2033 (e)	95	95
Series 2004-39, Class IN, IO, 5.50%, 6/20/2033	93	5
Series 2006-26, Class S, IF, IO, 1.90%, 6/20/2036 (e)	3,411	119
Series 2007-16, Class KU, IF, IO, 2.05%, 4/20/2037 (e)	2,008	88
Series 2009-106, Class XL, IF, IO, 2.15%, 6/20/2037 (e)	1,852	90
Series 2013-23, Class BP, 3.00%, 9/20/2037	222	217
Series 2008-75, Class SP, IF, IO, 2.87%, 8/20/2038 (e)	706	25
Series 2009-14, Class SA, IF, IO, 1.48%, 3/20/2039 (e)	2,063	30
Series 2009-14, Class KS, IF, IO, 1.70%, 3/20/2039 (e)	855	20
Series 2009-14, Class NI, IO, 6.50%, 3/20/2039	256	33
Series 2009-75, Class NB, 4.50%, 6/20/2039	69	68
Series 2010-59, Class HZ, 4.50%, 5/16/2040	1,456	1,438
Series 2011-26, Class PA, 4.00%, 7/20/2040	13	13
Series 2013-71, Class NA, 2.50%, 8/20/2041	66	62
Series 2012-96, Class WP, 6.50%, 8/16/2042	2,346	2,470
Series 2013-42, Class ND, 1.75%, 11/20/2042	102	94
Series 2013-28, Class DE, 1.75%, 12/20/2042	222	192
Series 2014-12, Class ZA, 3.00%, 1/20/2044	16,085	14,817
Series 2018-29, Class LC, 3.00%, 4/20/2044	126	123
Series 2016-25, Class QH, 3.00%, 12/16/2044	1,243	1,156
Series 2015-80, Class CP, 4.50%, 6/20/2045	255	248
Series 2015-80, Class CQ, 5.00%, 6/20/2045	184	181
Series 2018-36, Class AM, 3.00%, 7/20/2045	487	464
Series 2016-79, Class LA, 3.00%, 9/20/2045	302	289
Series 2016-90, Class MA, 3.00%, 10/20/2045	224	214
Series 2016-104, Class MA, 3.00%, 11/20/2045	267	258
Series 2020-125, Class AG, 2.50%, 2/20/2046	1,530	1,418
Series 2016-91, Class WH, 2.75%, 3/20/2046	1,137	1,036
Series 2017-65, Class DZ, 3.00%, 4/20/2047	2,787	2,412
Series 2017-139, Class PE, 2.75%, 8/20/2047	4,045	3,507
Series 2018-34, Class TY, 3.50%, 3/20/2048	927	842
Series 2019-74, Class AT, 3.00%, 6/20/2049	512	467
Series 2019-145, Class PA, 3.50%, 8/20/2049	214	202
Series 2020-5, Class NA, 3.50%, 12/20/2049	3,508	3,244
Series 2020-74, Class DY, 2.00%, 5/20/2050	988	831
Series 2020-83, Class KP, 3.00%, 6/20/2050	295	264
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2010-H26, Class LF, 4.74%, 8/20/2058 (e)	184	183
Series 2010-H03, Class FA, 5.07%, 3/20/2060 (e)	2,200	2,193
Series 2011-H07, Class FA, 4.89%, 2/20/2061 (e)	1,409	1,403
Series 2011-H08, Class FA, 4.99%, 2/20/2061 (e)	1,454	1,451
Series 2011-H11, Class FA, 4.89%, 3/20/2061 (e)	354	352
Series 2011-H11, Class FB, 4.89%, 4/20/2061 (e)	278	277
Series 2011-H21, Class FA, 4.99%, 10/20/2061 (e)	178	178
Series 2013-H05, Class FB, 4.79%, 2/20/2062 (e)	57	56
Series 2012-H14, Class FK, 4.97%, 7/20/2062 (e)	183	183
Series 2012-H18, Class NA, 4.91%, 8/20/2062 (e)	147	146
Series 2012-H20, Class BA, 4.95%, 9/20/2062 (e)	278	277
Series 2012-H23, Class WA, 4.91%, 10/20/2062 (e)	174	173
Series 2012-H29, Class FA, 4.91%, 10/20/2062 (e)	70	70
Series 2012-H30, Class GA, 4.74%, 12/20/2062 (e)	151	150
Series 2013-H08, Class FA, 4.74%, 3/20/2063 (e)	577	574
Series 2013-H11, Class FA, 4.84%, 4/20/2063 (e)	187	186
Series 2013-H14, Class FG, 4.86%, 5/20/2063 (e)	542	540
Series 2013-H15, Class FA, 4.93%, 6/20/2063 (e)	666	664
Series 2013-H19, Class FC, 4.99%, 8/20/2063 (e)	1,315	1,312
Series 2014-H05, Class FB, 4.99%, 12/20/2063 (e)	349	348
Series 2014-H02, Class FB, 5.04%, 12/20/2063 (e)	1,279	1,277
Series 2014-H16, Class FL, 4.65%, 7/20/2064 (e)	658	650
Series 2014-H14, Class GF, 4.86%, 7/20/2064 (e)	189	188
Series 2014-H21, Class FA, 4.19%, 10/20/2064 (e)	282	277
SEE NOTES TO FINANCIAL STATEMENTS.

294	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2015-H04, Class FL, 4.65%, 2/20/2065 (e)	158	157
Series 2015-H10, Class FH, 3.19%, 4/20/2065 (e)	1,172	1,155
Series 2015-H10, Class FK, 3.30%, 4/20/2065 (e)	11,812	11,586
Series 2015-H09, Class FA, 3.63%, 4/20/2065 (e)	370	363
Series 2015-H13, Class FG, 4.79%, 4/20/2065 (e)	305	303
Series 2015-H12, Class FB, 3.95%, 5/20/2065 (e)	9,137	9,018
Series 2015-H12, Class FD, 4.06%, 5/20/2065 (e)	1,361	1,341
Series 2015-H14, Class FB, 4.82%, 5/20/2065 (e)	137	136
Series 2015-H14, Class FA, 4.41%, 6/20/2065 (e)	4,739	4,680
Series 2015-H16, Class FM, 4.99%, 7/20/2065 (e)	3,094	3,051
Series 2015-H24, Class FA, 4.44%, 9/20/2065 (e)	5,194	5,155
Series 2015-H27, Class FA, 5.14%, 9/20/2065 (e)	1,547	1,526
Series 2015-H29, Class FA, 4.66%, 10/20/2065 (e)	6	6
Series 2015-H25, Class FD, 5.04%, 10/20/2065 (e)	6,153	6,047
Series 2015-H29, Class FJ, 5.07%, 11/20/2065 (e)	3,871	3,805
Series 2016-H01, Class FA, 5.29%, 1/20/2066 (e)	2,974	2,930
Series 2016-H06, Class FA, 3.84%, 2/20/2066 (e)	2,304	2,269
Series 2016-H06, Class FC, 5.31%, 2/20/2066 (e)	2,261	2,228
Series 2016-H09, Class FN, 3.20%, 3/20/2066 (e)	2,792	2,750
Series 2016-H14, Class FA, 5.19%, 6/20/2066 (e)	1,489	1,476
Series 2016-H22, Class FA, 5.16%, 10/20/2066 (e)	5,003	4,989
Series 2016-H24, Class AF, 5.24%, 11/20/2066 (e)	2,116	2,089
Series 2017-H07, Class FG, 4.85%, 2/20/2067 (e)	388	387
Series 2017-H14, Class FD, 4.86%, 6/20/2067 (e)	446	442
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2017-H16, Class CF, 4.86%, 7/20/2067 (e)	521	518
Series 2017-H15, Class FN, 4.89%, 7/20/2067 (e)	339	337
Series 2017-H19, Class FA, 4.84%, 8/20/2067 (e)	1,123	1,118
Series 2018-H04, Class FG, 4.67%, 2/20/2068 (e)	442	439
Series 2018-H07, Class FE, 4.74%, 2/20/2068 (e)	135	134
Series 2019-H01, Class FT, 4.79%, 10/20/2068 (e)	1,654	1,648
Series 2019-H05, Class FT, 5.16%, 4/20/2069 (e)	4,900	4,904
JPMorgan Mortgage Trust
Series 2004-S2, Class 5A1, 5.50%, 12/25/2019	148	133
Series 2006-A2, Class 4A1, 3.65%, 8/25/2034 (e)	404	397
Legacy Mortgage Asset Trust
Series 2020-GS5, Class A1, 3.25%, 6/25/2060 (a) (f)	912	911
Series 2021-GS3, Class A1, 1.75%, 7/25/2061 (a) (f)	3,843	3,498
LHOME Mortgage Trust Series 2021-RTL1, Class A1, 2.09%, 2/25/2026 (a) (e)	6,000	5,718
MASTR Alternative Loan Trust Series 2004-8, Class 6A1, 5.50%, 9/25/2019	—	—
MFA Trust Series 2021-NQM2, Class A1, 1.03%, 11/25/2064 (a) (e)	1,127	919
Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2005-AR6, Class 4A1, 5.14%, 12/25/2035 (e)	1,291	355
NYMT Loan Trust
Series 2020-SP2, Class A1, 2.94%, 10/25/2060 (a) (e)	8,435	8,213
Series 2021-SP1, Class A1, 1.67%, 8/25/2061 (a) (f)	10,845	9,816
OBX Trust Series 2020-EXP3, Class 2A1, 5.52%, 1/25/2060 (a) (e)	906	888
PRPM LLC
Series 2020-4, Class A1, 2.95%, 10/25/2025 (a) (f)	8,422	8,177
Series 2020-6, Class A1, 2.36%, 11/25/2025 (a) (f)	3,553	3,383
Series 2021-1, Class A1, 2.12%, 1/25/2026 (a) (e)	8,961	8,441
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	295

JPMorgan Short Duration Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2021-2, Class A1, 2.12%, 3/25/2026 (a) (e)	8,272	7,737
Series 2021-3, Class A1, 1.87%, 4/25/2026 (a) (f)	4,457	4,130
Series 2021-4, Class A1, 1.87%, 4/25/2026 (a) (f)	5,810	5,450
Series 2021-5, Class A1, 1.79%, 6/25/2026 (a) (f)	14,850	13,806
Series 2021-6, Class A1, 1.79%, 7/25/2026 (a) (f)	13,218	12,221
Series 2021-7, Class A1, 1.87%, 8/25/2026 (a) (f)	5,658	5,216
Series 2021-11, Class A1, 2.49%, 11/25/2026 (a) (f)	2,318	2,168
Series 2021-RPL2, Class A1, 1.46%, 10/25/2051 (a) (e)	1,877	1,657
Visio Trust Series 2019-2, Class A1, 2.72%, 11/25/2054 (a) (e)	2,400	2,234
Total Collateralized Mortgage Obligations (Cost $762,967)		691,534
Commercial Mortgage-Backed Securities — 3.6%
BANK Series 2020-BN30, Class XA, IO, 1.32%, 12/15/2053 (e)	83,843	5,792
BX Series 2021-MFM1, Class A, 5.38%, 1/15/2034 (a) (e)	2,713	2,670
Citigroup Commercial Mortgage Trust
Series 2013-GC17, Class C, 5.11%, 11/10/2046 (e)	3,000	2,899
Series 2014-GC23, Class C, 4.43%, 7/10/2047 (e)	4,385	4,147
Commercial Mortgage Trust
Series 2020-CBM, Class A2, 2.90%, 2/10/2037 (a)	4,355	4,047
Series 2020-CBM, Class B, 3.10%, 2/10/2037 (a)	4,765	4,389
Series 2014-CR16, Class AM, 4.28%, 4/10/2047	9,853	9,599
Series 2014-UBS3, Class B, 4.31%, 6/10/2047	3,000	2,876
Series 2014-CR19, Class B, 4.70%, 8/10/2047 (e)	4,350	4,195
Series 2015-CR26, Class B, 4.47%, 10/10/2048 (e)	2,000	1,862
CSAIL Commercial Mortgage Trust Series 2015-C1, Class A3, 3.24%, 4/15/2050	2,326	2,229
DBJPM Mortgage Trust Series 2017-C6, Class A3, 3.27%, 6/10/2050	1,868	1,806
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FHLMC, Multi-Family Structured Pass-Through Certificates
Series K068, Class X1, IO, 0.42%, 8/25/2027 (e)	66,787	1,083
Series K740, Class X1, IO, 0.75%, 9/25/2027 (e)	103,876	2,870
Series K114, Class X1, IO, 1.12%, 6/25/2030 (e)	39,819	2,544
FNMA ACES Series 2020-M10, Class X1, IO, 1.78%, 12/25/2030 (e)	54,904	4,514
FREMF Mortgage Trust
Series 2016-K723, Class C, 3.56%, 11/25/2023 (a) (e)	2,700	2,636
Series 2018-K733, Class C, 4.08%, 9/25/2025 (a) (e)	7,000	6,604
Series 2019-K735, Class B, 4.02%, 5/25/2026 (a) (e)	7,480	7,063
Series 2013-K29, Class C, 3.50%, 5/25/2046 (a) (e)	1,580	1,571
Series 2013-K28, Class C, 3.41%, 6/25/2046 (a) (e)	5,839	5,817
Series 2013-K32, Class C, 3.53%, 10/25/2046 (a) (e)	3,000	2,963
Series 2013-K35, Class C, 3.93%, 12/25/2046 (a) (e)	5,000	4,938
Series 2014-K39, Class C, 4.16%, 8/25/2047 (a) (e)	6,500	6,295
Series 2014-K41, Class C, 3.83%, 11/25/2047 (a) (e)	4,350	4,179
Series 2015-K44, Class B, 3.72%, 1/25/2048 (a) (e)	6,000	5,758
Series 2015-K44, Class C, 3.72%, 1/25/2048 (a) (e)	2,000	1,906
Series 2015-K42, Class C, 3.85%, 1/25/2048 (a) (e)	1,000	956
Series 2015-K43, Class C, 3.73%, 2/25/2048 (a) (e)	6,000	5,717
Series 2015-K45, Class B, 3.61%, 4/25/2048 (a) (e)	1,246	1,192
Series 2015-K45, Class C, 3.61%, 4/25/2048 (a) (e)	9,700	9,209
Series 2016-K54, Class B, 4.05%, 4/25/2048 (a) (e)	1,500	1,431
Series 2015-K49, Class B, 3.72%, 10/25/2048 (a) (e)	11,350	10,839
Series 2015-K50, Class B, 3.78%, 10/25/2048 (a) (e)	8,000	7,632
Series 2015-K50, Class C, 3.78%, 10/25/2048 (a) (e)	2,000	1,891
SEE NOTES TO FINANCIAL STATEMENTS.

296	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series 2016-K722, Class C, 3.93%, 7/25/2049 (a) (e)	4,000	3,984
Series 2017-K729, Class B, 3.67%, 11/25/2049 (a) (e)	5,600	5,373
Series 2018-K730, Class C, 3.80%, 2/25/2050 (a) (e)	1,620	1,544
Series 2019-K734, Class B, 4.05%, 2/25/2051 (a) (e)	3,400	3,224
Series 2020-K737, Class B, 3.30%, 1/25/2053 (a) (e)	1,540	1,411
GS Mortgage Securities Trust Series 2013-GC12, Class B, 3.78%, 6/10/2046 (e)	2,625	2,606
Independence Plaza Trust Series 2018-INDP, Class C, 4.16%, 7/10/2035 (a)	3,225	2,992
JPMBB Commercial Mortgage Securities Trust
Series 2015-C30, Class C, 4.23%, 7/15/2048 (e)	9,000	8,060
Series 2015-C31, Class C, 4.62%, 8/15/2048 (e)	2,750	2,408
JPMCC Commercial Mortgage Securities Trust Series 2017-JP6, Class A3, 3.11%, 7/15/2050	3,895	3,764
KKR Industrial Portfolio Trust
Series 2021-KDIP, Class A, 5.23%, 12/15/2037 (a) (e)	1,457	1,430
Series 2021-KDIP, Class B, 5.48%, 12/15/2037 (a) (e)	2,250	2,197
MHC Commercial Mortgage Trust
Series 2021-MHC, Class A, 5.39%, 4/15/2038 (a) (e)	3,500	3,453
Series 2021-MHC, Class D, 6.19%, 4/15/2038 (a) (e)	2,500	2,428
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C13, Class A3, 3.77%, 11/15/2046	794	783
Series 2014-C17, Class C, 4.49%, 8/15/2047 (e)	5,339	5,029
Series 2014-C18, Class B, 4.43%, 10/15/2047 (e)	5,250	5,021
Series 2016-C31, Class B, 3.88%, 11/15/2049 (e)	4,140	3,600
Morgan Stanley Capital I Trust Series 2021-L6, Class A2, 2.13%, 6/15/2054 (e)	3,884	3,470
MRCD MARK Mortgage Trust Series 2019-PARK, Class B, 2.72%, 12/15/2036 (a)	6,000	5,425
OPG Trust Series 2021-PORT, Class B, 5.30%, 10/15/2036 (a) (e)	4,297	4,136
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Velocity Commercial Capital Loan Trust
Series 2021-1, Class A, 1.40%, 5/25/2051 (a) (e)	3,561	2,898
Series 2021-2, Class A, 1.52%, 8/25/2051 (a) (e)	9,933	8,283
Wells Fargo Commercial Mortgage Trust
Series 2021-SAVE, Class A, 5.74%, 2/15/2040 (a) (e)	10,497	10,073
Series 2015-C28, Class B, 4.08%, 5/15/2048 (e)	3,000	2,819
Series 2015-C29, Class C, 4.22%, 6/15/2048 (e)	1,250	1,141
Series 2016-C37, Class A3, 3.70%, 12/15/2049	643	631
Series 2017-C41, Class A2, 2.59%, 11/15/2050	1,479	1,326
WFRBS Commercial Mortgage Trust Series 2014-C25, Class AS, 3.98%, 11/15/2047	7,605	7,278
Total Commercial Mortgage-Backed Securities (Cost $277,734)		252,906
Mortgage-Backed Securities — 3.5%
FHLMC
Pool # 611141, ARM, 3.74%, 1/1/2027 (e)	6	6
Pool # 846774, ARM, 3.89%, 12/1/2027 (e)	2	2
Pool # 1B2844, ARM, 2.23%, 3/1/2035 (e)	37	36
Pool # 1L1380, ARM, 4.57%, 3/1/2035 (e)	669	690
Pool # 1L1379, ARM, 3.72%, 10/1/2035 (e)	427	422
Pool # 1G1861, ARM, 2.54%, 3/1/2036 (e)	237	234
Pool # 1J1380, ARM, 4.39%, 3/1/2036 (e)	129	129
Pool # 1J1313, ARM, 3.51%, 6/1/2036 (e)	42	42
Pool # 1G1028, ARM, 3.93%, 7/1/2036 (e)	17	18
Pool # 1K0035, ARM, 4.35%, 8/1/2036 (e)	54	53
Pool # 1N0273, ARM, 5.85%, 8/1/2036 (e)	45	45
Pool # 1J1393, ARM, 3.82%, 10/1/2036 (e)	338	341
Pool # 1J1378, ARM, 3.89%, 11/1/2036 (e)	106	106
Pool # 1J1418, ARM, 3.94%, 12/1/2036 (e)	67	65
Pool # 1J1467, ARM, 3.99%, 12/1/2036 (e)	95	96
Pool # 1N0346, ARM, 5.44%, 12/1/2036 (e)	99	98
Pool # 1J1541, ARM, 4.05%, 1/1/2037 (e)	325	321
Pool # 1J1516, ARM, 3.16%, 2/1/2037 (e)	66	67
Pool # 1J1635, ARM, 2.25%, 3/1/2037 (e)	139	139
Pool # 1J1522, ARM, 2.91%, 3/1/2037 (e)	71	72
Pool # 1N1458, ARM, 3.94%, 3/1/2037 (e)	87	88
Pool # 1Q0339, ARM, 3.47%, 4/1/2037 (e)	12	12
Pool # 1Q0697, ARM, 4.69%, 5/1/2037 (e)	468	471
Pool # 1J1681, ARM, 3.73%, 6/1/2037 (e)	489	495
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	297

JPMorgan Short Duration Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # 1J1685, ARM, 3.73%, 6/1/2037 (e)	147	146
Pool # 847871, ARM, 3.46%, 8/1/2037 (e)	104	104
Pool # 1J2834, ARM, 4.15%, 8/1/2037 (e)	61	62
Pool # 1Q0476, ARM, 4.04%, 10/1/2037 (e)	101	100
Pool # 1J2945, ARM, 4.00%, 11/1/2037 (e)	49	49
Pool # 1Q0894, ARM, 3.63%, 1/1/2038 (e)	193	189
Pool # 1Q0722, ARM, 3.52%, 4/1/2038 (e)	196	194
FHLMC Gold Pools, 15 Year
Pool # G13274, 5.50%, 10/1/2023	15	14
Pool # G13301, 5.50%, 10/1/2023	86	86
Pool # J10284, 6.00%, 12/1/2023	3	3
Pool # G13433, 5.50%, 1/1/2024	7	7
Pool # J14783, 4.00%, 3/1/2026	33	32
Pool # G14643, 4.00%, 8/1/2026	43	42
Pool # G14973, 4.00%, 12/1/2028	60	59
Pool # J31731, 3.00%, 5/1/2030	336	318
FHLMC Gold Pools, 20 Year
Pool # G30262, 6.00%, 10/1/2024	8	8
Pool # G30325, 5.50%, 3/1/2027	435	435
Pool # C91261, 4.50%, 8/1/2029	95	93
Pool # C91349, 4.50%, 12/1/2030	93	91
Pool # G30565, 4.50%, 10/1/2031	205	202
Pool # G30701, 5.00%, 11/1/2031	74	75
Pool # C91388, 3.50%, 2/1/2032	2,090	2,020
Pool # C91447, 3.50%, 5/1/2032	156	151
Pool # C91449, 4.00%, 5/1/2032	742	713
Pool # C91581, 3.00%, 11/1/2032	813	753
Pool # G30669, 4.50%, 12/1/2033	1,097	1,080
Pool # C91761, 4.00%, 5/1/2034	797	765
Pool # K92617, 3.00%, 4/1/2035	3,936	3,636
Pool # C91862, 3.50%, 1/1/2036	2,787	2,645
Pool # C91880, 3.50%, 6/1/2036	1,539	1,457
FHLMC Gold Pools, 30 Year
Pool # A30588, 6.00%, 7/1/2032	70	71
Pool # G01665, 5.50%, 3/1/2034	1,501	1,540
Pool # G05046, 5.00%, 11/1/2036	82	82
Pool # G03073, 5.50%, 7/1/2037	696	716
Pool # G04772, 7.00%, 8/1/2038	85	89
Pool # G05091, 4.50%, 9/1/2038	642	637
Pool # G05798, 5.50%, 1/1/2040	166	171
Pool # Q06999, 4.00%, 3/1/2042	1,853	1,784
Pool # G60701, 4.50%, 3/1/2046	2,188	2,155
Pool # G08729, 4.50%, 9/1/2046	441	434
FHLMC Gold Pools, Other
Pool # T45022, 2.50%, 1/1/2028	2,409	2,280
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # U79013, 2.50%, 4/1/2028	512	479
Pool # U79014, 2.50%, 5/1/2028	595	557
Pool # T40143, 2.50%, 7/1/2028	514	487
Pool # U79019, 3.00%, 7/1/2028	107	101
Pool # U79026, 2.50%, 9/1/2028	122	115
Pool # U49013, 3.00%, 9/1/2028	979	920
Pool # G20027, 10.00%, 10/1/2030	12	12
Pool # ZT1051, 3.50%, 12/1/2033	2,112	2,001
Pool # G20028, 7.50%, 12/1/2036	1,506	1,538
Pool # RE6019, 3.00%, 12/1/2049	586	504
Pool # RE6030, 3.50%, 2/1/2050	459	414
Pool # RE6028, 3.00%, 4/1/2050	342	294
Pool # RE6048, 2.50%, 5/1/2050	1,399	1,165
Pool # RE6041, 3.00%, 5/1/2050	5,401	4,646
FHLMC UMBS, 15 Year
Pool # ZK7588, 3.00%, 2/1/2029 (d)	12,583	11,871
Pool # ZS7344, 3.00%, 1/1/2031 (d)	14,351	13,550
Pool # SB0722, 3.00%, 4/1/2033	6,161	5,794
Pool # ZS8076, 4.00%, 7/1/2033	1,801	1,786
Pool # ZS8124, 4.00%, 8/1/2033	2,785	2,744
Pool # SB0754, 2.00%, 3/1/2036	1,109	987
FHLMC UMBS, 20 Year
Pool # ZT2375, 4.00%, 3/1/2032	11,863	11,380
Pool # ZT1674, 5.00%, 2/1/2035	3,820	3,833
FNMA
Pool # 325081, ARM, 4.72%, 10/1/2025 (e)	2	2
Pool # 409902, ARM, 2.49%, 6/1/2027 (e)	5	5
Pool # 52597, ARM, 3.45%, 7/1/2027 (e)	1	1
Pool # 725902, ARM, 3.90%, 9/1/2034 (e)	45	44
Pool # 810896, ARM, 4.90%, 1/1/2035 (e)	19	19
Pool # 865095, ARM, 4.34%, 10/1/2035 (e)	357	354
Pool # AD0295, ARM, 4.43%, 3/1/2036 (e)	233	230
Pool # 877009, ARM, 4.46%, 3/1/2036 (e)	259	264
Pool # 894571, ARM, 4.69%, 3/1/2036 (e)	567	582
Pool # 895687, ARM, 5.09%, 5/1/2036 (e)	34	35
Pool # 882099, ARM, 3.03%, 7/1/2036 (e)	67	66
Pool # 884722, ARM, 3.71%, 8/1/2036 (e)	62	62
Pool # 745858, ARM, 3.73%, 8/1/2036 (e)	32	33
Pool # 886558, ARM, 4.02%, 8/1/2036 (e)	144	146
Pool # 887714, ARM, 4.16%, 8/1/2036 (e)	52	51
Pool # 882241, ARM, 3.90%, 10/1/2036 (e)	111	109
Pool # AD0296, ARM, 3.86%, 12/1/2036 (e)	370	364
Pool # 870920, ARM, 3.87%, 12/1/2036 (e)	17	17
Pool # 905593, ARM, 3.97%, 12/1/2036 (e)	23	23
Pool # 905196, ARM, 4.29%, 12/1/2036 (e)	16	16
SEE NOTES TO FINANCIAL STATEMENTS.

298	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # 888143, ARM, 3.81%, 1/1/2037 (e)	40	40
Pool # 920954, ARM, 5.34%, 1/1/2037 (e)	349	349
Pool # 913984, ARM, 5.69%, 2/1/2037 (e)	184	188
Pool # 910178, ARM, 4.38%, 3/1/2037 (e)	318	312
Pool # 888750, ARM, 3.31%, 4/1/2037 (e)	43	43
Pool # 936588, ARM, 3.89%, 4/1/2037 (e)	58	59
Pool # 944105, ARM, 3.53%, 7/1/2037 (e)	4	4
Pool # 948208, ARM, 5.29%, 7/1/2037 (e)	374	378
Pool # 950385, ARM, 5.17%, 8/1/2037 (e)	3	3
Pool # 950382, ARM, 5.39%, 8/1/2037 (e)	633	624
Pool # AD0081, ARM, 3.23%, 11/1/2037 (e)	126	124
Pool # 952182, ARM, 3.95%, 11/1/2037 (e)	118	119
Pool # 995108, ARM, 4.03%, 11/1/2037 (e)	346	350
Pool # 966911, ARM, 4.04%, 12/1/2037 (e)	37	37
FNMA UMBS, 10 Year Pool # MA2233, 2.50%, 4/1/2025	30	29
FNMA UMBS, 15 Year
Pool # 995286, 6.50%, 3/1/2023	—	—
Pool # AL0229, 5.50%, 9/1/2023	—	—
Pool # AA1035, 6.00%, 12/1/2023	9	9
Pool # AD0471, 5.50%, 1/1/2024	—	—
Pool # 995381, 6.00%, 1/1/2024	6	5
Pool # AE0081, 6.00%, 7/1/2024	27	27
Pool # 931730, 5.00%, 8/1/2024	29	29
Pool # AD0365, 5.50%, 9/1/2024	1	1
Pool # AD0662, 5.50%, 1/1/2025	70	70
Pool # AL2193, 5.50%, 7/1/2025	96	96
Pool # AJ5336, 3.00%, 11/1/2026	43	42
Pool # AK0971, 3.00%, 2/1/2027	45	43
Pool # AO0800, 3.00%, 4/1/2027	60	58
Pool # AP7842, 3.00%, 9/1/2027	49	47
Pool # AL3439, 4.00%, 9/1/2027	215	210
Pool # AL4307, 4.00%, 10/1/2028	441	431
Pool # AL6105, 4.00%, 12/1/2029	36	36
Pool # AZ0888, 3.50%, 7/1/2030 (d)	3,645	3,500
Pool # FM9465, 3.00%, 1/1/2031	5,371	5,124
Pool # FM3524, 3.00%, 4/1/2032	8,021	7,584
Pool # FM4436, 4.00%, 6/1/2034	2,094	2,058
Pool # CA4258, 2.50%, 10/1/2034	5,353	4,918
Pool # FS3924, 3.00%, 6/1/2035	26,000	24,544
FNMA UMBS, 20 Year
Pool # 745763, 6.50%, 3/1/2025	6	6
Pool # 256714, 5.50%, 5/1/2027	109	109
Pool # MA0214, 5.00%, 10/1/2029	625	627
Pool # AD5474, 5.00%, 5/1/2030	207	207
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # MA0534, 4.00%, 10/1/2030	89	85
Pool # AL4165, 4.50%, 1/1/2031	514	506
Pool # MA0804, 4.00%, 7/1/2031	96	92
Pool # MA0792, 4.50%, 7/1/2031	846	832
Pool # MA3894, 4.00%, 9/1/2031	127	122
Pool # 890653, 4.50%, 1/1/2032	445	437
Pool # AL5958, 4.00%, 3/1/2032	1,005	964
Pool # MA1037, 3.00%, 4/1/2032	873	810
Pool # AL1722, 4.50%, 4/1/2032	72	70
Pool # AB5811, 3.00%, 8/1/2032	1,273	1,178
Pool # AL7474, 3.50%, 10/1/2032	793	766
Pool # MA1270, 2.50%, 11/1/2032	541	491
Pool # AL3190, 4.00%, 12/1/2032	368	353
Pool # MA1802, 3.00%, 1/1/2034	646	598
Pool # AL8051, 4.00%, 5/1/2034	3,194	3,063
Pool # AL5373, 4.50%, 5/1/2034	375	369
Pool # MA2587, 3.50%, 4/1/2036	1,919	1,820
Pool # FM2477, 3.00%, 5/1/2036	2,909	2,691
Pool # AS7789, 3.00%, 8/1/2036	3,462	3,159
Pool # BM1370, 3.00%, 4/1/2037	1,677	1,531
Pool # BJ2544, 3.00%, 12/1/2037	1,231	1,123
Pool # FM2922, 3.00%, 2/1/2038	2,067	1,912
FNMA UMBS, 30 Year
Pool # 250511, 6.50%, 3/1/2026	1	1
Pool # 555889, 8.00%, 12/1/2030	7	7
Pool # 254548, 5.50%, 12/1/2032	785	803
Pool # 555458, 5.50%, 5/1/2033	1,540	1,578
Pool # AB0054, 4.50%, 12/1/2034	1,948	1,924
Pool # 735503, 6.00%, 4/1/2035	1,091	1,120
Pool # 745275, 5.00%, 2/1/2036	1,837	1,851
Pool # 889118, 5.50%, 4/1/2036	2,060	2,112
Pool # 889209, 5.00%, 5/1/2036	107	108
Pool # 745948, 6.50%, 10/1/2036	153	159
Pool # 889494, 5.50%, 1/1/2037	144	147
Pool # AD0249, 5.50%, 4/1/2037	1,476	1,515
Pool # 995024, 5.50%, 8/1/2037	221	226
Pool # 950302, 7.00%, 8/1/2037	362	378
Pool # 888890, 6.50%, 10/1/2037	467	490
Pool # 929005, 6.00%, 1/1/2038	271	280
Pool # 890268, 6.50%, 10/1/2038	814	853
Pool # 995149, 6.50%, 10/1/2038	494	518
Pool # AL7521, 5.00%, 6/1/2039	279	282
Pool # AC3237, 5.00%, 10/1/2039	128	129
Pool # AB2025, 5.00%, 1/1/2040	810	816
Pool # AD6431, 4.50%, 6/1/2040	144	143
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	299

JPMorgan Short Duration Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # AK6740, 4.00%, 3/1/2042	1,510	1,469
Pool # AO7185, 4.00%, 9/1/2042	709	680
Pool # FM3582, 4.00%, 11/1/2044	1,502	1,458
Pool # AL7590, 3.50%, 10/1/2045	674	630
Pool # BM5450, 5.00%, 2/1/2049	3,577	3,588
FNMA, 30 Year Pool # 801357, 5.50%, 8/1/2034	38	37
FNMA, Other
Pool # AB7351, 2.50%, 12/1/2027	501	466
Pool # AQ8837, 2.50%, 12/1/2027	325	307
Pool # AQ9357, 2.50%, 1/1/2028	168	159
Pool # AQ9760, 2.50%, 2/1/2028	811	756
Pool # MA1360, 2.50%, 2/1/2028	1,040	974
Pool # MA1557, 3.00%, 8/1/2028	176	165
Pool # BK4847, 2.50%, 4/1/2033	359	329
Pool # BM6595, 4.00%, 6/1/2037	1,926	1,829
Pool # BF0194, 4.50%, 7/1/2040	2,614	2,528
Pool # MA0896, 4.00%, 11/1/2041	333	308
Pool # MA1188, 3.00%, 9/1/2042	1,803	1,612
Pool # MA1349, 3.00%, 2/1/2043	1,693	1,513
Pool # MA1371, 3.00%, 3/1/2043	562	499
Pool # MA1433, 3.00%, 5/1/2043	741	658
Pool # MA1510, 4.00%, 7/1/2043	825	789
Pool # AL6167, 3.50%, 1/1/2044	1,241	1,155
Pool # BM3994, 3.50%, 1/1/2044	1,602	1,491
Pool # AL6854, 3.00%, 2/1/2044	2,274	2,037
Pool # AL7826, 3.50%, 1/1/2046	1,855	1,747
Pool # MA2621, 3.50%, 5/1/2046	373	337
Pool # MA2744, 3.50%, 9/1/2046	887	804
Pool # BH8493, 3.00%, 11/1/2047	1,435	1,274
Pool # MA3197, 3.00%, 11/1/2047	631	560
Pool # BM5053, 3.00%, 4/1/2048	505	441
Pool # BM6073, 3.00%, 7/1/2049	1,140	996
Pool # MA3876, 3.00%, 12/1/2049	2,218	1,908
Pool # MA3913, 3.00%, 1/1/2050	1,071	921
Pool # CA5133, 3.00%, 2/1/2050	540	464
Pool # MA3971, 3.00%, 3/1/2050	3,373	2,902
Pool # CA5979, 3.00%, 5/1/2050	525	452
Pool # MA4029, 3.00%, 5/1/2050	483	415
Pool # MA4057, 2.50%, 6/1/2050	822	684
Pool # CA6065, 3.00%, 6/1/2050	404	348
Pool # MA4058, 3.00%, 6/1/2050	343	295
Pool # CA6385, 3.00%, 7/1/2050	506	435
GNMA I, 15 Year
Pool # 782933, 6.50%, 10/15/2023	2	2
Pool # 783929, 4.00%, 5/15/2026	35	34
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

GNMA I, 30 Year
Pool # 403964, 9.00%, 9/15/2024	—	—
Pool # 780831, 9.50%, 12/15/2024	—	—
Pool # 780115, 8.50%, 4/15/2025	1	1
Pool # 780965, 9.50%, 12/15/2025	—	—
Pool # 423946, 9.00%, 10/15/2026	—	—
Pool # 786458, 5.50%, 3/15/2033	3,947	4,012
Pool # 687926, 6.50%, 9/15/2038	1,133	1,179
Pool # 785282, 4.25%, 10/15/2040	9,064	8,715
Pool # AE7700, 3.50%, 8/15/2043	516	488
GNMA II
Pool # 8746, ARM, 2.75%, 11/20/2025 (e)	9	8
Pool # 8790, ARM, 2.63%, 1/20/2026 (e)	4	4
Pool # 80053, ARM, 2.63%, 3/20/2027 (e)	—	—
Pool # 80152, ARM, 2.63%, 1/20/2028 (e)	—	—
GNMA II, 15 Year
Pool # 5136, 4.00%, 8/20/2026	40	39
Pool # 5208, 3.00%, 10/20/2026	618	596
Pool # 5277, 3.50%, 1/20/2027	132	128
GNMA II, 30 Year
Pool # 1974, 8.50%, 3/20/2025	1	1
Pool # 1989, 8.50%, 4/20/2025	2	2
Pool # 2285, 8.00%, 9/20/2026	4	4
Pool # 2499, 8.00%, 10/20/2027	1	1
Pool # 2525, 8.00%, 12/20/2027	1	1
Pool # 2646, 7.50%, 9/20/2028	2	2
Pool # 4224, 7.00%, 8/20/2038	483	506
Pool # 4245, 6.00%, 9/20/2038	699	737
Pool # 4247, 7.00%, 9/20/2038	1,024	1,062
GNMA II, Other Pool # MA6081, 3.50%, 8/20/2049	785	716
Total Mortgage-Backed Securities (Cost $264,903)		246,647
	SHARES (000)
Short-Term Investments — 8.8%
Investment Companies — 4.1%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 4.37% (g) (h) (Cost $289,870)	289,870	289,870
SEE NOTES TO FINANCIAL STATEMENTS.

300	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 4.7%
U.S. Treasury Bills
3.40%, 3/2/2023 (i) (j)	13,721	13,719
1.49%, 3/23/2023 (i)	57,460	57,308
4.34%, 3/30/2023 (i)	141,910	141,411
4.41%, 4/20/2023 (i)	35,000	34,777
5.01%, 8/24/2023 (i)	12,494	12,195
4.24%, 10/5/2023 (i)	77,170	74,992
Total U.S. Treasury Obligations (Cost $334,803)		334,402
Total Short-Term Investments (Cost $624,673)		624,272
Total Investments — 100.1% (Cost $7,451,253)		7,104,711
Liabilities in Excess of Other Assets — (0.1)%		(10,295)
NET ASSETS — 100.0%		7,094,416

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of February 28, 2023.
CIFC	Commercial Industrial Finance Corp.
CLO	Collateralized Loan Obligations
CSMC	Credit Suisse Mortgage Trust
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IF
Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of
February 28, 2023. The rate may be subject to a cap and floor.

IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
PO
Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying
mortgages of these securities increase, the yield on these
securities increases.

REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
SOFRINDX	Compounding index of the Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2023.
(c)
Contingent Capital security (“CoCo”). CoCos are hybrid
debt securities that may be convertible into equity or
may be written down if a pre-specified trigger event
occurs. The total value of aggregate CoCo holdings at
February 28, 2023 is $71,272 or 1.00% of the
Fund’s net assets as of February 28, 2023 .

(d)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(e)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 28, 2023.

(f)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of February 28, 2023.

(g)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(h)	The rate shown is the current yield as of February 28, 2023.
(i)	The rate shown is the effective yield as of February 28, 2023.
(j)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	301

JPMorgan Short Duration Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
Futures contracts outstanding as of February 28, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 2 Year Note	10,624	06/30/2023	USD	2,164,557	(5,469)
Short Contracts
U.S. Treasury 10 Year Note	(881)	06/21/2023	USD	(98,397)	53
U.S. Treasury 10 Year Ultra Note	(793)	06/21/2023	USD	(93,029)	35
U.S. Treasury Ultra Bond	(98)	06/21/2023	USD	(13,297)	(139)
U.S. Treasury 5 Year Note	(4,870)	06/30/2023	USD	(521,509)	491
					440
					(5,029)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

302	J.P. Morgan Income Funds	February 28, 2023

JPMorgan Short Duration Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 40.4%
Aerospace & Defense — 0.6%
Boeing Co. (The)
4.88%, 5/1/2025	11,520	11,359
2.20%, 2/4/2026	13,285	12,067
Bombardier, Inc. (Canada) 6.00%, 2/15/2028 (a)	910	853
Spirit AeroSystems, Inc.
7.50%, 4/15/2025 (a)	1,048	1,047
9.38%, 11/30/2029 (a)	329	348
TransDigm, Inc. 6.25%, 3/15/2026 (a)	1,196	1,180
Triumph Group, Inc.
8.88%, 6/1/2024 (a)	803	835
6.25%, 9/15/2024 (a)	455	455
7.75%, 8/15/2025	350	335
Wesco Aircraft Holdings, Inc. 9.00%, 11/15/2026 (a)	942	635
		29,114
Airlines — 0.1%
American Airlines, Inc.
5.50%, 4/20/2026 (a)	2,925	2,847
5.75%, 4/20/2029 (a)	2,114	2,011
United Airlines, Inc. 4.38%, 4/15/2026 (a)	776	730
		5,588
Auto Components — 0.3%
Adient Global Holdings Ltd. 4.88%, 8/15/2026 (a)	2,965	2,744
Allison Transmission, Inc.
5.88%, 6/1/2029 (a)	855	810
3.75%, 1/30/2031 (a)	1,227	1,018
American Axle & Manufacturing, Inc. 6.50%, 4/1/2027	2,485	2,297
Clarios Global LP 6.25%, 5/15/2026 (a)	1,232	1,209
Dana, Inc.
5.63%, 6/15/2028	425	385
4.50%, 2/15/2032	770	614
Goodyear Tire & Rubber Co. (The)
5.00%, 7/15/2029	2,800	2,436
5.25%, 7/15/2031	480	409
Icahn Enterprises LP
6.25%, 5/15/2026	560	543
5.25%, 5/15/2027	1,230	1,138
		13,603
Automobiles — 0.3%
Hyundai Capital America
5.75%, 4/6/2023 (a)	6,455	6,454
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Automobiles — continued
3.00%, 2/10/2027 (a)	4,606	4,212
Volkswagen Group of America Finance LLC (Germany) 4.25%, 11/13/2023 (a)	1,605	1,589
		12,255
Banks — 15.8%
ABN AMRO Bank NV (Netherlands) 4.75%, 7/28/2025 (a)	16,158	15,704
AIB Group plc (Ireland) (ICE LIBOR USD 3 Month + 1.87%), 4.26%, 4/10/2025 (a) (b)	1,520	1,485
ANZ New Zealand Int'l Ltd. (New Zealand) 3.40%, 3/19/2024 (a)	560	548
Australia & New Zealand Banking Group Ltd. (Australia) 4.40%, 5/19/2026 (a) (c)	9,310	8,920
Banco Bilbao Vizcaya Argentaria SA (Spain) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.30%), 5.86%, 9/14/2026 (b)	17,400	17,274
Banco Continental SAECA (Paraguay) 2.75%, 12/10/2025 (a)	3,600	3,175
Banco Santander SA (Spain)
3.85%, 4/12/2023	6,000	5,991
2.75%, 5/28/2025	3,200	2,998
5.15%, 8/18/2025	3,200	3,160
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (b)	16,000	13,789
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.00%), 4.17%, 3/24/2028 (b)	7,600	7,102
Bank of America Corp.
(ICE LIBOR USD 3 Month + 0.64%), 2.01%, 2/13/2026 (b)	7,825	7,280
(SOFR + 1.29%), 5.08%, 1/20/2027 (b)	11,420	11,301
(SOFR + 0.96%), 1.73%, 7/22/2027 (b)	11,829	10,419
(SOFR + 1.99%), 6.20%, 11/10/2028 (b)	9,600	9,870
Bank of Ireland Group plc (Ireland) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027 (a) (b)	18,735	16,257
Barclays plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.05%), 2.28%, 11/24/2027 (b)	27,945	24,585
BNP Paribas SA (France)
(ICE LIBOR USD 3 Month + 1.11%), 2.82%, 11/19/2025 (a) (b)	7,170	6,809
(SOFR + 2.07%), 2.22%, 6/9/2026 (a) (b)	15,140	13,983
(SOFR + 1.00%), 1.32%, 1/13/2027 (a) (b)	4,862	4,305
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	303

JPMorgan Short Duration Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
Citigroup, Inc.
(SOFR + 0.67%), 0.98%, 5/1/2025 (b)	9,185	8,674
(SOFR + 2.84%), 3.11%, 4/8/2026 (b)	12,730	12,089
(SOFR + 1.55%), 5.61%, 9/29/2026 (b)	25,390	25,390
(SOFR + 0.77%), 1.12%, 1/28/2027 (b)	8,730	7,671
Citizens Bank NA (SOFR + 2.00%), 4.57%, 8/9/2028 (b)	9,600	9,304
Cooperatieve Rabobank UA (Netherlands) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.40%), 5.56%, 2/28/2029 (a) (b)	7,230	7,191
Credit Agricole SA (France)
4.38%, 3/17/2025 (a)	24,035	23,307
(SOFR + 1.68%), 1.91%, 6/16/2026 (a) (b)	19,033	17,466
Danske Bank A/S (Denmark) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.35%), 1.62%, 9/11/2026 (a) (b)	12,715	11,408
DNB Bank ASA (Norway) (SOFRINDX + 1.95%), 5.90%, 10/9/2026 (a) (b)	11,650	11,627
HSBC Holdings plc (United Kingdom)
(ICE LIBOR USD 3 Month + 1.21%), 3.80%, 3/11/2025 (b)	4,000	3,916
(SOFR + 0.71%), 0.98%, 5/24/2025 (b)	9,028	8,492
(SOFR + 1.40%), 2.63%, 11/7/2025 (b)	852	807
(SOFR + 1.54%), 1.64%, 4/18/2026 (b)	6,255	5,730
(ICE LIBOR USD 3 Month + 1.35%), 4.29%, 9/12/2026 (b)	13,295	12,798
(SOFR + 1.10%), 2.25%, 11/22/2027 (b)	14,980	13,177
(SOFR + 2.61%), 5.21%, 8/11/2028 (b)	13,450	13,152
ING Groep NV (Netherlands)
3.55%, 4/9/2024	475	465
(SOFR + 1.01%), 1.73%, 4/1/2027 (b)	6,355	5,641
(SOFR + 1.83%), 4.02%, 3/28/2028 (b)	10,450	9,814
KBC Group NV (Belgium) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 5.80%, 1/19/2029 (a) (b)	3,760	3,710
Lloyds Banking Group plc (United Kingdom)
4.65%, 3/24/2026	22,800	21,968
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.70%), 5.87%, 3/6/2029 (b)	5,910	5,911
Mitsubishi UFJ Financial Group, Inc. (Japan)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.75%), 1.54%, 7/20/2027 (b)	11,845	10,363
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.90%), 5.35%, 9/13/2028 (b)	11,000	10,892
Mizuho Financial Group Cayman 3 Ltd. (Japan) 4.60%, 3/27/2024 (a) (c)	23,520	23,174
Mizuho Financial Group, Inc. (Japan) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.23%, 5/22/2027 (b)	14,165	12,280
NatWest Group plc (United Kingdom)
3.88%, 9/12/2023	17,930	17,755
(ICE LIBOR USD 3 Month + 1.55%), 4.52%, 6/25/2024 (b)	8,555	8,509
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.64%, 6/14/2027 (b)	9,818	8,616
Santander UK Group Holdings plc (United Kingdom)
(ICE LIBOR USD 3 Month + 1.57%), 4.80%, 11/15/2024 (b)	13,415	13,280
(SOFR + 0.79%), 1.09%, 3/15/2025 (b)	11,070	10,486
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.25%), 1.53%, 8/21/2026 (b)	7,000	6,255
(SOFR + 2.75%), 6.83%, 11/21/2026 (b)	9,665	9,830
Societe Generale SA (France)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.05%), 2.23%, 1/21/2026 (a) (b)	3,530	3,281
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.30%), 6.45%, 1/12/2027 (a) (b)	13,285	13,405
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.79%, 6/9/2027 (a) (b)	15,685	13,706
Standard Chartered plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.08%), 3.89%, 3/15/2024 (a) (b)	20,000	19,982
Sumitomo Mitsui Financial Group, Inc. (Japan)
4.44%, 4/2/2024 (a) (c)	26,630	26,224
5.52%, 1/13/2028	12,115	12,083
UniCredit SpA (Italy)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.30%), 2.57%, 9/22/2026 (a) (b)	14,430	13,017
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (a) (b)	5,410	4,718
SEE NOTES TO FINANCIAL STATEMENTS.

304	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
Wells Fargo & Co.
(SOFR + 1.09%), 2.41%, 10/30/2025 (b)	2,600	2,466
(ICE LIBOR USD 3 Month + 0.75%), 2.16%, 2/11/2026 (b)	5,080	4,748
(SOFR + 2.00%), 2.19%, 4/30/2026 (b)	7,150	6,648
(SOFR + 1.56%), 4.54%, 8/15/2026 (b)	14,215	13,871
(SOFR + 1.51%), 3.53%, 3/24/2028 (b)	12,760	11,816
Westpac Banking Corp. (Australia) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.35%), 2.89%, 2/4/2030 (b) (c)	8,995	8,362
		710,430
Biotechnology — 0.3%
Amgen, Inc. 5.15%, 3/2/2028 (d)	9,525	9,487
Emergent BioSolutions, Inc. 3.88%, 8/15/2028 (a)	2,265	1,371
Grifols Escrow Issuer SA (Spain) 4.75%, 10/15/2028 (a)	1,725	1,475
		12,333
Building Products — 0.2%
Griffon Corp. 5.75%, 3/1/2028	2,320	2,135
JELD-WEN, Inc. 4.88%, 12/15/2027 (a)	1,540	1,287
PGT Innovations, Inc. 4.38%, 10/1/2029 (a)	1,980	1,662
Standard Industries, Inc. 4.75%, 1/15/2028 (a)	1,734	1,558
Summit Materials LLC 5.25%, 1/15/2029 (a)	1,675	1,541
		8,183
Capital Markets — 5.2%
Coinbase Global, Inc.
3.38%, 10/1/2028 (a)	411	269
3.63%, 10/1/2031 (a)	411	248
Credit Suisse Group AG (Switzerland)
(ICE LIBOR USD 3 Month + 1.24%), 4.21%, 6/12/2024 (a) (b)	250	246
(SOFR + 1.56%), 2.59%, 9/11/2025 (a) (b)	15,000	13,591
(SOFR + 0.98%), 1.31%, 2/2/2027 (a) (b)	14,765	11,898
Deutsche Bank AG (Germany)
(SOFR + 2.16%), 2.22%, 9/18/2024 (b)	11,880	11,613
(SOFR + 1.87%), 2.13%, 11/24/2026 (b)	5,250	4,705
(SOFR + 1.22%), 2.31%, 11/16/2027 (b)	10,850	9,421
(SOFR + 3.18%), 6.72%, 1/18/2029 (b)	2,780	2,809
Goldman Sachs Group, Inc. (The)
(SOFR + 0.57%), 0.68%, 3/8/2024 (b)	13,325	13,285
(SOFR + 0.91%), 1.95%, 10/21/2027 (b)	12,799	11,211
(SOFR + 1.11%), 2.64%, 2/24/2028 (b)	29,050	25,959
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued
Macquarie Group Ltd. (Australia)
(SOFR + 2.21%), 5.11%, 8/9/2026 (a) (b)	10,000	9,911
(SOFR + 1.07%), 1.34%, 1/12/2027 (a) (b)	5,680	4,993
(SOFR + 0.91%), 1.63%, 9/23/2027 (a) (b)	10,310	8,883
Morgan Stanley
(SOFR + 0.62%), 0.73%, 4/5/2024 (b)	17,970	17,879
(ICE LIBOR USD 3 Month + 0.85%), 3.74%, 4/24/2024 (b)	1,885	1,879
(SOFR + 0.72%), 0.98%, 12/10/2026 (b)	7,750	6,817
(SOFR + 0.86%), 1.51%, 7/20/2027 (b)	18,405	16,066
(SOFR + 2.24%), 6.30%, 10/18/2028 (b)	9,600	9,856
(SOFR + 1.73%), 5.12%, 2/1/2029 (b)	8,665	8,509
Nomura Holdings, Inc. (Japan) 1.65%, 7/14/2026	17,065	14,905
UBS Group AG (Switzerland)
4.13%, 9/24/2025 (a)	1,936	1,874
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.08%), 1.36%, 1/30/2027 (a) (b)	2,865	2,529
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.05%), 4.70%, 8/5/2027 (a) (b)	7,500	7,260
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.49%, 8/10/2027 (a) (b)	19,474	16,877
		233,493
Chemicals — 0.3%
Axalta Coating Systems LLC 4.75%, 6/15/2027 (a)	835	770
Braskem Netherlands Finance BV (Brazil) 4.50%, 1/31/2030 (e)	3,250	2,728
Chemours Co. (The)
5.38%, 5/15/2027	726	661
5.75%, 11/15/2028 (a)	1,836	1,613
Element Solutions, Inc. 3.88%, 9/1/2028 (a)	1,550	1,337
INEOS Quattro Finance 2 plc (United Kingdom) 3.38%, 1/15/2026 (a)	1,785	1,570
NOVA Chemicals Corp. (Canada) 5.25%, 6/1/2027 (a)	1,528	1,375
Rain CII Carbon LLC 7.25%, 4/1/2025 (a)	896	853
Scotts Miracle-Gro Co. (The) 4.50%, 10/15/2029	2,823	2,446
Trinseo Materials Operating SCA 5.38%, 9/1/2025 (a)	1,368	1,196
WR Grace Holdings LLC
4.88%, 6/15/2027 (a)	824	757
5.63%, 8/15/2029 (a)	497	399
		15,705
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	305

JPMorgan Short Duration Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Commercial Services & Supplies — 0.3%
ACCO Brands Corp. 4.25%, 3/15/2029 (a)	2,330	1,909
Allied Universal Holdco LLC 4.63%, 6/1/2028 (a)	1,995	1,637
Aramark Services, Inc. 5.00%, 2/1/2028 (a)	1,030	948
Garda World Security Corp. (Canada)
4.63%, 2/15/2027 (a)	1,515	1,342
9.50%, 11/1/2027 (a)	745	716
GFL Environmental, Inc. (Canada) 4.00%, 8/1/2028 (a)	2,975	2,589
Madison IAQ LLC 4.13%, 6/30/2028 (a)	3,240	2,764
Prime Security Services Borrower LLC 5.75%, 4/15/2026 (a)	1,959	1,893
Stericycle, Inc. 3.88%, 1/15/2029 (a)	654	561
		14,359
Communications Equipment — 0.1%
CommScope, Inc.
6.00%, 3/1/2026 (a)	3,325	3,204
8.25%, 3/1/2027 (a)	905	769
4.75%, 9/1/2029 (a)	506	412
		4,385
Construction & Engineering — 0.1%
Dycom Industries, Inc. 4.50%, 4/15/2029 (a)	1,840	1,613
Global Infrastructure Solutions, Inc. 5.63%, 6/1/2029 (a)	1,330	1,110
Weekley Homes LLC 4.88%, 9/15/2028 (a)	850	722
		3,445
Consumer Finance — 2.2%
AerCap Ireland Capital DAC (Ireland)
3.50%, 1/15/2025	155	148
6.50%, 7/15/2025	12,075	12,116
1.75%, 1/30/2026	7,120	6,294
2.45%, 10/29/2026	13,070	11,522
American Express Co.
3.70%, 8/3/2023	35	35
(ICE LIBOR USD 3 Month + 0.75%), 5.55%, 8/3/2023 (b)	35	35
Avolon Holdings Funding Ltd. (Ireland)
5.25%, 5/15/2024 (a)	3,926	3,863
5.50%, 1/15/2026 (a)	5,000	4,838
Capital One Financial Corp.
3.90%, 1/29/2024	2,405	2,371
(SOFR + 2.08%), 5.47%, 2/1/2029 (b)	19,895	19,532
Ford Motor Credit Co. LLC
4.39%, 1/8/2026	1,710	1,609
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Consumer Finance — continued
2.70%, 8/10/2026	2,782	2,421
4.13%, 8/17/2027	4,430	3,947
5.11%, 5/3/2029	1,212	1,108
4.00%, 11/13/2030	1,220	1,017
General Motors Financial Co., Inc. 1.05%, 3/8/2024	5,395	5,153
Global Aircraft Leasing Co. Ltd. (Cayman Islands) 7.25% (PIK), 9/15/2024 (a) (f)	562	489
Navient Corp. 5.88%, 10/25/2024	525	510
OneMain Finance Corp. 7.13%, 3/15/2026	2,553	2,482
Park Aerospace Holdings Ltd. (Ireland) 5.50%, 2/15/2024 (a)	17,252	17,046
		96,536
Containers & Packaging — 0.3%
Ardagh Packaging Finance plc
5.25%, 4/30/2025 (a)	400	387
4.13%, 8/15/2026 (a)	1,550	1,410
5.25%, 8/15/2027 (a)	940	772
Canpack SA (Poland) 3.88%, 11/15/2029 (a)	1,580	1,264
Graham Packaging Co., Inc. 7.13%, 8/15/2028 (a)	1,700	1,462
Graphic Packaging International LLC 1.51%, 4/15/2026 (a)	2,925	2,556
LABL, Inc. 6.75%, 7/15/2026 (a)	1,755	1,669
Mauser Packaging Solutions Holding Co. 7.88%, 8/15/2026 (a)	2,185	2,199
Owens-Brockway Glass Container, Inc. 6.63%, 5/13/2027 (a)	2,000	1,945
Trivium Packaging Finance BV (Netherlands) 5.50%, 8/15/2026 (a) (g)	1,765	1,668
		15,332
Diversified Consumer Services — 0.0% ^
Service Corp. International 3.38%, 8/15/2030	705	573
Diversified Financial Services — 0.4%
Element Fleet Management Corp. (Canada)
1.60%, 4/6/2024 (a)	2,165	2,063
3.85%, 6/15/2025 (a)	14,380	13,630
Fondo MIVIVIENDA SA (Peru) 4.63%, 4/12/2027 (a)	1,350	1,288
		16,981
Diversified Telecommunication Services — 0.6%
Altice France Holding SA (Luxembourg) 6.00%, 2/15/2028 (a)	1,805	1,256
Altice France SA (France) 5.50%, 10/15/2029 (a)	1,197	936
SEE NOTES TO FINANCIAL STATEMENTS.

306	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Diversified Telecommunication Services — continued
CCO Holdings LLC
5.13%, 5/1/2027 (a)	3,878	3,588
5.00%, 2/1/2028 (a)	1,363	1,235
4.25%, 2/1/2031 (a)	4,796	3,850
4.75%, 2/1/2032 (a)	615	498
4.50%, 6/1/2033 (a)	2,720	2,116
4.25%, 1/15/2034 (a)	1,565	1,171
ESC Co., Intelsat Jackson Holdings, Ltd. 5.50%, 8/1/2023 ‡ (h)	1,590	—
Frontier Communications Holdings LLC 5.88%, 10/15/2027 (a)	1,489	1,383
Intelsat Jackson Holdings SA (Luxembourg) 6.50%, 3/15/2030 (a)	973	847
Lumen Technologies, Inc.
5.13%, 12/15/2026 (a)	1,230	901
4.00%, 2/15/2027 (a)	5,409	4,154
Sprint Capital Corp. 8.75%, 3/15/2032	800	952
Telecom Italia Capital SA (Italy) 6.38%, 11/15/2033	1,380	1,203
Virgin Media Secured Finance plc (United Kingdom) 5.50%, 5/15/2029 (a)	975	884
		24,974
Electric Utilities — 1.4%
Ausgrid Finance Pty. Ltd. (Australia) 3.85%, 5/1/2023 (a)	6,087	6,068
Edison International 2.95%, 3/15/2023	5,410	5,404
Eskom Holdings SOC Ltd. (South Africa)
6.75%, 8/6/2023 (e)	4,200	4,156
7.13%, 2/11/2025 (e)	1,000	982
Evergy, Inc. 2.45%, 9/15/2024	1,300	1,238
Fells Point Funding Trust 3.05%, 1/31/2027 (a)	13,680	12,465
Indiana Michigan Power Co. Series J, 3.20%, 3/15/2023	20	20
Instituto Costarricense de Electricidad (Costa Rica) 6.75%, 10/7/2031 (a)	1,350	1,286
Jersey Central Power & Light Co. 4.30%, 1/15/2026 (a)	230	220
NRG Energy, Inc.
3.75%, 6/15/2024 (a)	10,148	9,829
5.75%, 1/15/2028	1,400	1,320
5.25%, 6/15/2029 (a)	1,185	1,055
PG&E Corp. 5.00%, 7/1/2028	1,639	1,496
Vistra Operations Co. LLC
3.70%, 1/30/2027 (a)	18,840	17,250
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued
5.63%, 2/15/2027 (a)	1,200	1,137
4.38%, 5/1/2029 (a)	367	317
		64,243
Electrical Equipment — 0.0% ^
Regal Rexnord Corp.
6.05%, 2/15/2026 (a)	312	309
6.05%, 4/15/2028 (a)	635	621
6.30%, 2/15/2030 (a)	271	265
6.40%, 4/15/2033 (a)	379	373
		1,568
Energy Equipment & Services — 0.1%
Guara Norte SARL (Brazil) 5.20%, 6/15/2034 (a)	3,532	2,951
Nabors Industries Ltd. 7.25%, 1/15/2026 (a)	675	642
Precision Drilling Corp. (Canada) 7.13%, 1/15/2026 (a)	580	571
Transocean, Inc. 8.75%, 2/15/2030 (a)	186	189
		4,353
Entertainment — 0.3%
Cinemark USA, Inc. 5.25%, 7/15/2028 (a)	2,300	1,933
Live Nation Entertainment, Inc. 4.75%, 10/15/2027 (a)	2,735	2,463
Warnermedia Holdings, Inc. 3.76%, 3/15/2027 (a)	10,000	9,173
		13,569
Equity Real Estate Investment Trusts (REITs) — 0.1%
American Tower Corp. 3.00%, 6/15/2023	110	109
Crown Castle, Inc. 5.00%, 1/11/2028	2,125	2,093
Iron Mountain, Inc. 4.88%, 9/15/2027 (a)	1,441	1,326
RHP Hotel Properties LP 4.75%, 10/15/2027	1,464	1,346
		4,874
Food & Staples Retailing — 0.2%
Albertsons Cos., Inc.
4.63%, 1/15/2027 (a)	5,153	4,844
3.50%, 3/15/2029 (a)	258	218
Performance Food Group, Inc. 5.50%, 10/15/2027 (a)	755	716
Rite Aid Corp. 8.00%, 11/15/2026 (a)	2,309	1,224
		7,002
Food Products — 0.8%
Bunge Ltd. Finance Corp. 1.63%, 8/17/2025	10,338	9,423
Post Holdings, Inc. 4.63%, 4/15/2030 (a)	3,004	2,605
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	307

JPMorgan Short Duration Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Food Products — continued
Viterra Finance BV (Netherlands)
2.00%, 4/21/2026 (a)	14,555	12,600
4.90%, 4/21/2027 (a)	13,020	12,334
		36,962
Health Care Equipment & Supplies — 0.1%
Medline Borrower LP
3.88%, 4/1/2029 (a)	1,806	1,505
5.25%, 10/1/2029 (a)	1,812	1,487
		2,992
Health Care Providers & Services — 0.4%
Acadia Healthcare Co., Inc.
5.50%, 7/1/2028 (a)	610	572
5.00%, 4/15/2029 (a)	100	91
Aetna, Inc. 2.80%, 6/15/2023	60	59
Community Health Systems, Inc.
5.63%, 3/15/2027 (a)	2,398	2,105
6.00%, 1/15/2029 (a)	1,644	1,420
5.25%, 5/15/2030 (a)	1,439	1,151
4.75%, 2/15/2031 (a)	3,390	2,619
DaVita, Inc. 4.63%, 6/1/2030 (a)	2,575	2,122
Encompass Health Corp.
4.75%, 2/1/2030	2,255	1,996
4.63%, 4/1/2031	915	782
Owens & Minor, Inc. 4.38%, 12/15/2024	310	296
Tenet Healthcare Corp.
4.88%, 1/1/2026	2,906	2,768
6.25%, 2/1/2027	1,371	1,335
4.63%, 6/15/2028	455	412
4.25%, 6/1/2029	923	808
		18,536
Hotels, Restaurants & Leisure — 0.6%
1011778 BC ULC (Canada) 3.88%, 1/15/2028 (a)	1,304	1,160
Boyne USA, Inc. 4.75%, 5/15/2029 (a)	2,065	1,828
Caesars Entertainment, Inc. 6.25%, 7/1/2025 (a)	956	948
Carnival Corp.
9.88%, 8/1/2027 (a)	2,081	2,118
4.00%, 8/1/2028 (a)	1,083	916
6.00%, 5/1/2029 (a)	1,119	871
Cedar Fair LP 5.25%, 7/15/2029	1,665	1,519
Gohl Capital Ltd. (Malaysia) 4.25%, 1/24/2027 (e)	5,000	4,442
Hilton Domestic Operating Co., Inc.
3.75%, 5/1/2029 (a)	1,030	893
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hotels, Restaurants & Leisure — continued
4.00%, 5/1/2031 (a)	126	107
Marriott Ownership Resorts, Inc.
4.75%, 1/15/2028	390	345
4.50%, 6/15/2029 (a)	1,805	1,515
MGM Resorts International
5.75%, 6/15/2025	629	618
5.50%, 4/15/2027	1,192	1,133
Royal Caribbean Cruises Ltd.
8.25%, 1/15/2029 (a)	647	670
9.25%, 1/15/2029 (a)	647	686
Six Flags Entertainment Corp. 5.50%, 4/15/2027 (a)	1,311	1,238
Station Casinos LLC 4.50%, 2/15/2028 (a)	1,850	1,634
Wynn Las Vegas LLC 5.50%, 3/1/2025 (a)	390	378
Wynn Resorts Finance LLC 5.13%, 10/1/2029 (a)	1,900	1,700
		24,719
Household Durables — 0.1%
CD&R Smokey Buyer, Inc. 6.75%, 7/15/2025 (a)	1,860	1,623
Tempur Sealy International, Inc. 4.00%, 4/15/2029 (a)	2,880	2,462
		4,085
Household Products — 0.2%
Central Garden & Pet Co.
5.13%, 2/1/2028	1,010	941
4.13%, 10/15/2030	1,256	1,046
Energizer Holdings, Inc.
4.75%, 6/15/2028 (a)	1,350	1,178
4.38%, 3/31/2029 (a)	2,130	1,806
Spectrum Brands, Inc.
5.00%, 10/1/2029 (a)	840	724
5.50%, 7/15/2030 (a)	1,367	1,209
		6,904
Independent Power and Renewable Electricity Producers — 0.2%
Calpine Corp.
4.50%, 2/15/2028 (a)	580	522
5.13%, 3/15/2028 (a)	1,510	1,340
Constellation Energy Generation LLC 5.60%, 3/1/2028	6,570	6,588
Termocandelaria Power Ltd. (Colombia) 7.88%, 1/30/2029 (e)	1,318	1,179
		9,629
SEE NOTES TO FINANCIAL STATEMENTS.

308	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Insurance — 0.3%
Athene Global Funding
1.45%, 1/8/2026 (a)	6,929	6,090
2.95%, 11/12/2026 (a)	7,071	6,333
Reliance Standard Life Global Funding II 3.85%, 9/19/2023 (a)	45	44
		12,467
Internet & Direct Marketing Retail — 0.0% ^
Photo Holdings Merger Sub, Inc. 8.50%, 10/1/2026 (a)	805	411
IT Services — 0.1%
Arches Buyer, Inc. 4.25%, 6/1/2028 (a)	1,100	906
Block, Inc.
2.75%, 6/1/2026	419	374
3.50%, 6/1/2031	404	326
Presidio Holdings, Inc. 4.88%, 2/1/2027 (a)	1,233	1,123
		2,729
Leisure Products — 0.0% ^
Vista Outdoor, Inc. 4.50%, 3/15/2029 (a)	1,000	811
Machinery — 0.0% ^
TK Elevator US Newco, Inc. (Germany) 5.25%, 7/15/2027 (a)	1,350	1,223
Media — 1.0%
Altice Financing SA (Luxembourg)
5.00%, 1/15/2028 (a)	900	747
5.75%, 8/15/2029 (a)	1,363	1,115
Clear Channel Outdoor Holdings, Inc.
5.13%, 8/15/2027 (a)	3,610	3,222
7.75%, 4/15/2028 (a)	832	690
CSC Holdings LLC 6.50%, 2/1/2029 (a)	5,165	4,378
Directv Financing LLC 5.88%, 8/15/2027 (a)	2,101	1,878
DISH DBS Corp.
5.88%, 11/15/2024	1,524	1,428
7.75%, 7/1/2026	6,455	5,011
5.25%, 12/1/2026 (a)	3,435	2,877
5.75%, 12/1/2028 (a)	1,045	835
Gray Escrow II, Inc. 5.38%, 11/15/2031 (a)	2,393	1,777
Gray Television, Inc. 7.00%, 5/15/2027 (a)	350	317
iHeartCommunications, Inc.
6.38%, 5/1/2026	1,315	1,239
8.38%, 5/1/2027	1,990	1,751
5.25%, 8/15/2027 (a)	430	374
News Corp. 3.88%, 5/15/2029 (a)	428	367
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Media — continued
Nexstar Media, Inc. 4.75%, 11/1/2028 (a)	1,705	1,491
Outfront Media Capital LLC 6.25%, 6/15/2025 (a)	382	379
Scripps Escrow II, Inc. 5.38%, 1/15/2031 (a)	565	400
Scripps Escrow, Inc. 5.88%, 7/15/2027 (a)	455	364
Sinclair Television Group, Inc. 5.13%, 2/15/2027 (a)	1,495	1,316
Sirius XM Radio, Inc.
4.00%, 7/15/2028 (a)	3,583	3,063
5.50%, 7/1/2029 (a)	3,420	3,087
Stagwell Global LLC 5.63%, 8/15/2029 (a)	2,103	1,809
Summer BC Bidco B LLC 5.50%, 10/31/2026 (a)	360	308
Univision Communications, Inc. 4.50%, 5/1/2029 (a)	2,465	2,079
Videotron Ltd. (Canada) 5.13%, 4/15/2027 (a)	823	769
		43,071
Metals & Mining — 0.3%
Alcoa Nederland Holding BV
5.50%, 12/15/2027 (a)	925	896
6.13%, 5/15/2028 (a)	2,150	2,114
Arconic Corp. 6.13%, 2/15/2028 (a)	1,008	990
ATI, Inc. 5.88%, 12/1/2027	2,200	2,096
Cleveland-Cliffs, Inc.
6.75%, 3/15/2026 (a)	771	779
5.88%, 6/1/2027	670	650
Corp. Nacional del Cobre de Chile (Chile) 5.13%, 2/2/2033 (a)	200	194
CSN Inova Ventures (Brazil) 6.75%, 1/28/2028 (e)	3,150	2,992
FMG Resources August 2006 Pty. Ltd. (Australia) 4.50%, 9/15/2027 (a)	1,835	1,688
Kaiser Aluminum Corp. 4.63%, 3/1/2028 (a)	1,760	1,516
Novelis Corp. 4.75%, 1/30/2030 (a)	1,690	1,485
		15,400
Multiline Retail — 0.1%
NMG Holding Co., Inc. 7.13%, 4/1/2026 (a)	3,000	2,895
Nordstrom, Inc. 2.30%, 4/8/2024	2,070	1,956
		4,851
Multi-Utilities — 0.1%
Puget Energy, Inc. 2.38%, 6/15/2028	4,515	3,843
Oil, Gas & Consumable Fuels — 1.9%
Aker BP ASA (Norway) 2.00%, 7/15/2026 (a)	16,355	14,507
Antero Midstream Partners LP
7.88%, 5/15/2026 (a)	730	737
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	309

JPMorgan Short Duration Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
5.38%, 6/15/2029 (a)	762	686
Antero Resources Corp. 7.63%, 2/1/2029 (a)	675	680
APA Infrastructure Ltd. (Australia) 4.20%, 3/23/2025 (a)	3,088	2,989
Azure Power Energy Ltd. (India) 3.58%, 8/19/2026 (a)	1,794	1,355
Buckeye Partners LP
4.13%, 3/1/2025 (a)	260	244
4.13%, 12/1/2027	530	459
4.50%, 3/1/2028 (a)	725	637
Cheniere Energy Partners LP 4.50%, 10/1/2029	869	789
Chesapeake Energy Corp. 6.75%, 4/15/2029 (a)	1,764	1,709
CNX Resources Corp. 7.25%, 3/14/2027 (a)	180	179
Comstock Resources, Inc. 6.75%, 3/1/2029 (a)	2,411	2,218
Crestwood Midstream Partners LP 5.75%, 4/1/2025	2,350	2,279
DT Midstream, Inc. 4.13%, 6/15/2029 (a)	2,721	2,333
Ecopetrol SA (Colombia) 5.38%, 6/26/2026	2,000	1,892
Energean Israel Finance Ltd. (Israel)
4.50%, 3/30/2024 (e)	1,744	1,692
4.88%, 3/30/2026 (e)	1,363	1,255
Energy Transfer LP
4.05%, 3/15/2025	4,000	3,882
5.55%, 2/15/2028	3,200	3,188
EQM Midstream Partners LP
4.50%, 1/15/2029 (a)	1,252	1,044
4.75%, 1/15/2031 (a)	527	428
Genesis Energy LP 6.25%, 5/15/2026	1,923	1,823
Gray Oak Pipeline LLC 2.60%, 10/15/2025 (a)	14,782	13,376
Greenko Dutch BV (India) 3.85%, 3/29/2026 (a)	3,954	3,484
Gulfport Energy Corp.
8.00%, 5/17/2026	23	22
8.00%, 5/17/2026 (a)	514	500
Gulfport Energy Operating Corp.
6.63%, 5/1/2023 (h)	660	—
6.00%, 10/15/2024 (h)	1,080	1
Leviathan Bond Ltd. (Israel)
6.13%, 6/30/2025 (e)	1,200	1,162
6.50%, 6/30/2027 (e)	1,850	1,756
NGL Energy Operating LLC 7.50%, 2/1/2026 (a)	440	420
NuStar Logistics LP
5.63%, 4/28/2027	1,155	1,075
6.38%, 10/1/2030	172	161
Peru LNG Srl (Peru) 5.38%, 3/22/2030 (e)	2,300	1,820
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
Petroleos Mexicanos (Mexico)
4.25%, 1/15/2025	1,800	1,714
4.50%, 1/23/2026	2,800	2,576
6.88%, 8/04/2026	3,950	3,772
6.49%, 1/23/2027	3,200	2,904
Range Resources Corp. 4.75%, 2/15/2030 (a)	680	609
Southwestern Energy Co.
5.38%, 2/1/2029	815	762
4.75%, 2/1/2032	337	290
Sunoco LP 4.50%, 5/15/2029	1,815	1,593
Tallgrass Energy Partners LP
7.50%, 10/1/2025 (a)	1,164	1,159
6.00%, 12/31/2030 (a)	1,170	1,009
		87,170
Personal Products — 0.1%
Edgewell Personal Care Co. 5.50%, 6/1/2028 (a)	2,569	2,399
Pharmaceuticals — 0.3%
Bausch Health Americas, Inc. 9.25%, 4/1/2026 (a)	4,880	3,649
Bausch Health Cos., Inc.
5.75%, 8/15/2027 (a)	2,645	1,754
5.00%, 1/30/2028 (a)	4,019	1,733
4.88%, 6/1/2028 (a)	6,083	3,794
5.25%, 1/30/2030 (a)	208	90
5.25%, 2/15/2031 (a)	420	187
Organon & Co.
4.13%, 4/30/2028 (a)	425	375
5.13%, 4/30/2031 (a)	537	456
Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (a) (g)	3,220	2,424
		14,462
Real Estate Management & Development — 0.1%
GLP Pte. Ltd. (Singapore) 3.88%, 6/4/2025 (e)	1,800	1,474
Realogy Group LLC 5.75%, 1/15/2029 (a)	905	650
Vanke Real Estate Hong Kong Co. Ltd. (China) 3.98%, 11/9/2027 (e)	2,600	2,317
		4,441
Road & Rail — 0.7%
Avis Budget Car Rental LLC 5.75%, 7/15/2027 (a)	1,810	1,708
Hertz Corp. (The) 4.63%, 12/1/2026 (a)	2,730	2,431
SEE NOTES TO FINANCIAL STATEMENTS.

310	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Road & Rail — continued
Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (a)	28,075	24,741
Uber Technologies, Inc. 7.50%, 5/15/2025 (a)	1,450	1,465
		30,345
Semiconductors & Semiconductor Equipment — 0.5%
ams-OSRAM AG (Austria) 7.00%, 7/31/2025 (a)	1,255	1,192
Entegris, Inc. 4.38%, 4/15/2028 (a)	1,145	1,013
Microchip Technology, Inc. 4.25%, 9/1/2025	20,000	19,368
		21,573
Software — 0.2%
Clarivate Science Holdings Corp. 3.88%, 7/1/2028 (a)	1,860	1,605
NCR Corp.
5.75%, 9/1/2027 (a)	1,950	1,890
5.13%, 4/15/2029 (a)	1,653	1,412
Oracle Corp. 4.50%, 5/6/2028	6,110	5,875
		10,782
Specialty Retail — 0.3%
Asbury Automotive Group, Inc. 4.50%, 3/1/2028	1,340	1,199
Bath & Body Works, Inc.
5.25%, 2/1/2028	430	401
7.50%, 6/15/2029	895	898
6.88%, 11/1/2035	1,190	1,050
Gap, Inc. (The) 3.63%, 10/1/2029 (a)	1,585	1,162
Group 1 Automotive, Inc. 4.00%, 8/15/2028 (a)	1,785	1,533
Lithia Motors, Inc.
4.63%, 12/15/2027 (a)	849	771
3.88%, 6/1/2029 (a)	1,030	861
PetSmart, Inc. 4.75%, 2/15/2028 (a)	2,881	2,622
SRS Distribution, Inc. 4.63%, 7/1/2028 (a)	1,815	1,588
Staples, Inc.
7.50%, 4/15/2026 (a)	1,902	1,693
10.75%, 4/15/2027 (a)	750	574
		14,352
Technology Hardware, Storage & Peripherals — 0.0% ^
Seagate HDD Cayman 4.13%, 1/15/2031	1,060	879
Textiles, Apparel & Luxury Goods — 0.0% ^
William Carter Co. (The) 5.63%, 3/15/2027 (a)	890	855
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Thrifts & Mortgage Finance — 1.4%
BPCE SA (France)
(ICE LIBOR USD 3 Month + 1.24%), 5.98%, 9/12/2023 (a) (b)	250	251
4.63%, 7/11/2024 (a)	7,000	6,828
4.50%, 3/15/2025 (a)	8,687	8,395
(SOFR + 1.52%), 1.65%, 10/6/2026 (a) (b)	26,976	24,118
(SOFR + 2.10%), 5.97%, 1/18/2027 (a) (b)	3,080	3,076
Nationstar Mortgage Holdings, Inc. 6.00%, 1/15/2027 (a)	2,250	2,070
Nationwide Building Society (United Kingdom)
(ICE LIBOR USD 3 Month + 1.06%), 3.77%, 3/8/2024 (a) (b)	1,000	1,000
4.00%, 9/14/2026 (a)	17,858	16,709
Rocket Mortgage LLC
2.88%, 10/15/2026 (a)	912	787
3.63%, 3/1/2029 (a)	1,990	1,599
		64,833
Tobacco — 0.4%
BAT Capital Corp. (United Kingdom)
2.79%, 9/6/2024	9,615	9,215
4.70%, 4/2/2027	2,760	2,667
BAT International Finance plc (United Kingdom) 1.67%, 3/25/2026	5,320	4,725
		16,607
Trading Companies & Distributors — 0.9%
Air Lease Corp.
2.30%, 2/1/2025	12,700	11,855
3.38%, 7/1/2025	3,960	3,734
5.30%, 2/1/2028	5,245	5,096
Aviation Capital Group LLC
5.50%, 12/15/2024 (a)	4,935	4,870
1.95%, 1/30/2026 (a)	11,621	10,266
Herc Holdings, Inc. 5.50%, 7/15/2027 (a)	795	749
United Rentals North America, Inc.
4.88%, 1/15/2028	614	585
5.25%, 1/15/2030	500	471
WESCO Distribution, Inc. 7.13%, 6/15/2025 (a)	739	746
		38,372
Wireless Telecommunication Services — 0.1%
Hughes Satellite Systems Corp. 6.63%, 8/1/2026	1,811	1,705
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	311

JPMorgan Short Duration Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Wireless Telecommunication Services — continued
Kenbourne Invest SA (Chile) 6.88%, 11/26/2024 (e)	2,547	2,294
Vodafone Group plc (United Kingdom) 4.13%, 5/30/2025	135	131
		4,130
Total Corporate Bonds (Cost $1,984,152)		1,812,731
Asset-Backed Securities — 19.1%
ACC Trust Series 2022-1, Class B, 2.55%, 2/20/2025 (a)	8,086	7,934
Accelerated LLC Series 2021-1H, Class B, 1.90%, 10/20/2040 (a)	2,538	2,244
ACM Auto Trust Series 2023-1A, Class B, 7.26%, 1/22/2030 (a)	3,400	3,388
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (a)	20,613	17,951
American Credit Acceptance Receivables Trust
Series 2019-1, Class E, 4.84%, 4/14/2025 (a)	4,863	4,861
Series 2019-3, Class D, 2.89%, 9/12/2025 (a)	316	315
Series 2019-3, Class E, 3.80%, 9/12/2025 (a)	577	573
Series 2019-4, Class E, 3.85%, 12/12/2025 (a)	3,340	3,291
Series 2020-1, Class E, 3.32%, 3/13/2026 (a)	7,550	7,422
Series 2020-3, Class E, 3.88%, 8/13/2026 (a)	5,700	5,585
Series 2021-1, Class D, 1.14%, 3/15/2027 (a)	5,614	5,327
Series 2021-1, Class E, 2.29%, 3/15/2027 (a)	8,040	7,608
Series 2021-2, Class D, 1.34%, 7/13/2027 (a)	8,400	7,864
Series 2022-4, Class C, 7.86%, 2/15/2029 (a)	2,450	2,532
Series 2023-1, Class D, 6.35%, 4/12/2029 (a)	2,000	1,963
Americredit Automobile Receivables Trust Series 2019-1, Class C, 3.36%, 2/18/2025	270	269
AMSR Trust
Series 2021-SFR1, Class C, 2.35%, 6/17/2038 (a) (i)	581	490
Series 2021-SFR2, Class C, 1.88%, 8/17/2038 (a)	2,853	2,492
Series 2021-SFR3, Class E1, 2.33%, 10/17/2038 (a)	2,700	2,303
Series 2021-SFR3, Class E2, 2.43%, 10/17/2038 (a)	5,500	4,687
Series 2021-SFR4, Class E1, 2.97%, 12/17/2038 (a)	1,821	1,549
Amur Equipment Finance Receivables X LLC Series 2022-1A, Class D, 2.91%, 8/21/2028 (a)	3,210	2,887
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Aqua Finance Trust
Series 2020-AA, Class A, 1.90%, 7/17/2046 (a)	1,314	1,221
Series 2021-A, Class B, 2.40%, 7/17/2046 (a)	2,187	1,781
AREIT Trust Series 2021-CRE5, Class C, 6.85%, 11/17/2038 ‡ (a) (i)	20,131	18,956
Atlas Senior Loan Fund (Cayman Islands) Series 2019-13A, Class A1NR, 5.90%, 4/22/2031 (a) (i)	5,550	5,454
Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035 ‡ (a)	1,671	1,573
Series 2021-1A, Class A, 2.16%, 4/15/2036 ‡ (a)	8,167	7,334
BXMT Ltd.
Series 2021-FL4, Class A, 5.64%, 5/15/2038 (a) (i)	3,000	2,943
Series 2021-FL4, Class C, 6.34%, 5/15/2038 (a) (i)	1,750	1,581
CarNow Auto Receivables Trust
Series 2021-1A, Class C, 2.16%, 2/17/2026 (a)	2,154	2,102
Series 2021-2A, Class D, 2.25%, 3/15/2027 (a)	7,190	6,689
Series 2022-1A, Class D, 5.79%, 9/15/2027 (a)	6,145	5,991
CARS-DB4 LP
Series 2020-1A, Class A4, 3.19%, 2/15/2050 (a)	1,487	1,386
Series 2020-1A, Class B1, 4.17%, 2/15/2050 (a)	1,500	1,394
Carvana Auto Receivables Trust
Series 2019-4A, Class D, 3.07%, 7/15/2025 (a)	1,736	1,713
Series 2020-N1A, Class D, 3.43%, 1/15/2026 (a)	4,200	4,124
Cascade MH Asset Trust Series 2019-MH1, Class A, 4.00%, 11/25/2044 (a) (i)	3,476	3,262
CF Hippolyta Issuer LLC Series 2021-1A, Class B1, 1.98%, 3/15/2061 (a)	2,251	1,921
CIFC Funding Ltd. (Cayman Islands) Series 2012-2RA, Class A1, 5.61%, 1/20/2028 (a) (i)	286	284
Continental Finance Credit Card ABS Master Trust Series 2021-A, Class A, 2.55%, 12/17/2029 (a)	3,100	2,871
CPS Auto Receivables Trust
Series 2018-B, Class E, 5.61%, 12/16/2024 (a)	3,672	3,664
Series 2019-B, Class E, 5.00%, 3/17/2025 (a)	6,269	6,256
Series 2018-D, Class E, 5.82%, 6/16/2025 (a)	10,402	10,395
SEE NOTES TO FINANCIAL STATEMENTS.

312	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2019-D, Class E, 3.86%, 10/15/2025 (a)	13,013	12,669
Series 2020-A, Class E, 4.09%, 12/15/2025 (a)	2,000	1,960
Series 2019-A, Class E, 5.81%, 3/16/2026 (a)	8,750	8,734
Series 2020-C, Class D, 2.41%, 11/16/2026 (a)	3,500	3,420
Series 2021-A, Class D, 1.16%, 12/15/2026 (a)	2,875	2,736
Series 2020-C, Class E, 4.22%, 5/17/2027 (a)	18,450	17,652
Series 2021-C, Class C, 1.21%, 6/15/2027 (a)	10,720	10,336
Series 2021-D, Class D, 2.31%, 12/15/2027 (a)	15,550	14,147
Series 2022-A, Class D, 2.84%, 4/16/2029 (a)	11,479	10,389
Credit Acceptance Auto Loan Trust
Series 2021-2A, Class B, 1.26%, 4/15/2030 (a)	6,000	5,553
Series 2021-2A, Class C, 1.64%, 6/17/2030 (a)	2,500	2,280
Series 2021-3A, Class C, 1.63%, 9/16/2030 (a)	2,500	2,282
Crossroads Asset Trust Series 2021-A, Class A2, 0.82%, 3/20/2024 (a)	111	110
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (a)	9,333	8,289
Diamond Resorts Owner Trust Series 2021-1A, Class C, 2.70%, 11/21/2033 (a)	466	424
Driven Brands Funding LLC Series 2021-1A, Class A2, 2.79%, 10/20/2051 (a)	11,145	9,087
DT Auto Owner Trust
Series 2020-3A, Class D, 1.84%, 6/15/2026 (a)	1,750	1,644
Series 2021-1A, Class D, 1.16%, 11/16/2026 (a)	1,567	1,444
Series 2021-2A, Class D, 1.50%, 2/16/2027 (a)	3,611	3,360
Series 2020-1A, Class E, 3.48%, 2/16/2027 (a)	10,000	9,622
Series 2021-3A, Class D, 1.31%, 5/17/2027 (a)	18,750	16,846
Series 2021-4A, Class D, 1.99%, 9/15/2027 (a)	7,714	6,943
Elara HGV Timeshare Issuer LLC Series 2021-A, Class B, 1.74%, 8/27/2035 (a)	3,237	2,877
Exeter Automobile Receivables Trust
Series 2018-3A, Class E, 5.43%, 8/15/2024 (a)	3,385	3,384
Series 2019-3A, Class D, 3.11%, 8/15/2025 (a)	358	353
Series 2020-3A, Class E, 3.44%, 8/17/2026 (a)	4,203	4,010
Series 2019-3A, Class E, 4.00%, 8/17/2026 (a)	810	790
Series 2019-4A, Class E, 3.56%, 10/15/2026 (a)	13,000	12,562
Series 2021-1A, Class D, 1.08%, 11/16/2026	5,391	5,066
Series 2020-1A, Class E, 3.74%, 1/15/2027 (a)	865	832
Series 2021-2A, Class D, 1.40%, 4/15/2027	13,533	12,496
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-4A, Class D, 1.96%, 1/17/2028	15,065	13,651
First Investors Auto Owner Trust Series 2021-1A, Class C, 1.17%, 3/15/2027 (a)	2,250	2,126
FirstKey Homes Trust Series 2021-SFR3, Class E1, 2.99%, 12/17/2038 (a)	6,000	5,196
Flagship Credit Auto Trust Series 2021-1, Class D, 1.27%, 3/15/2027 (a)	4,361	3,917
Foundation Finance Trust Series 2021-1A, Class A, 1.27%, 5/15/2041 (a)	9,633	8,584
FREED ABS Trust
Series 2019-2, Class C, 4.86%, 11/18/2026 (a)	975	975
Series 2021-1CP, Class B, 1.41%, 3/20/2028 (a)	237	236
Series 2021-3FP, Class B, 1.01%, 11/20/2028 (a)	1,391	1,381
FRTKL
Series 2021-SFR1, Class D, 2.17%, 9/17/2038 (a)	6,762	5,722
Series 2021-SFR1, Class E1, 2.37%, 9/17/2038 (a)	3,750	3,171
Galaxy CLO Ltd. (Cayman Islands)
Series 2015-19A, Class A1RR, 5.77%, 7/24/2030 (a) (i)	3,692	3,658
Series 2013-15A, Class ARR, 5.76%, 10/15/2030 (a) (i)	15,193	15,067
GLS Auto Receivables Issuer Trust
Series 2020-4A, Class D, 1.64%, 10/15/2026 (a)	3,000	2,865
Series 2021-3A, Class D, 1.48%, 7/15/2027 (a)	9,800	8,733
Goldman Home Improvement Trust Issuer Trust Series 2021-GRN2, Class A, 1.15%, 6/25/2051 (a)	12,557	11,553
Home Partners of America Trust
Series 2021-2, Class E1, 2.85%, 12/17/2026 (a)	9,693	8,440
Series 2021-3, Class E1, 3.20%, 1/17/2041 (a)	465	380
Lendbuzz Securitization Trust Series 2021-1A, Class A, 1.46%, 6/15/2026 (a)	6,264	5,983
Lendingpoint Asset Securitization Trust
Series 2021-A, Class B, 1.46%, 12/15/2028 (a)	2,836	2,816
Series 2022-A, Class C, 2.82%, 6/15/2029 (a)	11,700	11,053
LendingPoint Asset Securitization Trust
Series 2020-REV1, Class A, 2.73%, 10/15/2028 (a)	6,747	6,668
Series 2020-REV1, Class B, 4.49%, 10/15/2028 (a)	10,356	10,118
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	313

JPMorgan Short Duration Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
LendingPoint Pass-Through Trust Series 2022-ST1, Class A, 2.50%, 3/15/2028 (a)	1,596	1,525
Lendmark Funding Trust
Series 2019-2A, Class A, 2.78%, 4/20/2028 (a)	7,480	7,331
Series 2021-1A, Class B, 2.47%, 11/20/2031 (a)	2,750	2,293
Series 2021-2A, Class A, 2.00%, 4/20/2032 (a)	4,444	3,742
Mariner Finance Issuance Trust Series 2021-AA, Class A, 1.86%, 3/20/2036 (a)	6,885	6,014
ME Funding LLC Series 2019-1, Class A2, 6.45%, 7/30/2049 (a)	726	703
Mercury Financial Credit Card Master Trust Series 2023-1A, Class A, 8.04%, 9/20/2027 (a)	3,667	3,638
Morgan Stanley ABS Capital I, Inc. Trust Series 2004-SD1, Class A, 5.42%, 8/25/2034 (i)	196	191
New Residential Mortgage Loan Trust Series 2022-SFR1, Class E1, 3.55%, 2/17/2039 (a)	2,730	2,412
Newark BSL CLO 2 Ltd. (Cayman Islands) Series 2017-1A, Class A1R, 5.79%, 7/25/2030 (a) (i)	7,443	7,379
NMEF Funding LLC Series 2021-A, Class B, 1.85%, 12/15/2027 (a)	2,416	2,331
NRZ Excess Spread-Collateralized Notes
Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (a)	10,846	9,617
Series 2021-GNT1, Class A, 3.47%, 11/25/2026 (a)	6,476	5,759
Octane Receivables Trust Series 2023-1A, Class C, 6.37%, 9/20/2029 ‡ (a)	1,709	1,703
Oportun Funding XIV LLC Series 2021-A, Class A, 1.21%, 3/8/2028 (a)	4,346	4,092
Oportun Issuance Trust Series 2021-B, Class A, 1.47%, 5/8/2031 (a)	4,384	3,925
Pagaya AI Debt Selection Trust
Series 2021-1, Class A, 1.18%, 11/15/2027 (a)	1,687	1,671
Series 2021-HG1, Class A, 1.22%, 1/16/2029 (a)	8,882	8,468
Series 2021-3, Class A, 1.15%, 5/15/2029 (a)	1,750	1,721
Pagaya AI Debt Trust Series 2023-1, Class A, 7.56%, 7/15/2030 (a)	1,500	1,503
Pawneee Equipment Receivables LLC Series 2021-1, Class B, 1.82%, 7/15/2027 (a)	2,066	1,875
PFP Ltd. (Cayman Islands) Series 2021-7, Class C, 6.24%, 4/14/2038 (a) (i)	3,333	3,121
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

PRET LLC
Series 2021-NPL3, Class A1, 1.87%, 7/25/2051 (a) (g)	3,884	3,556
Series 2021-NPL6, Class A1, 2.49%, 7/25/2051 (a) (g)	8,933	8,321
Series 2021-RN4, Class A1, 2.49%, 10/25/2051 (a) (i)	4,785	4,444
Pretium Mortgage Credit Partners I LLC
Series 2021-NPL2, Class A1, 1.99%, 6/27/2060 (a) (g)	5,525	5,093
Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 (a) (g)	8,609	7,971
Progress Residential Series 2021-SFR1, Class D, 1.81%, 4/17/2038 (a)	3,171	2,725
Progress Residential Trust
Series 2021-SFR6, Class C, 1.86%, 7/17/2038 (a)	6,250	5,413
Series 2021-SFR8, Class E1, 2.38%, 10/17/2038 (a)	12,500	10,521
Regional Management Issuance Trust Series 2021-1, Class A, 1.68%, 3/17/2031 (a)	5,728	5,290
Santander Consumer Auto Receivables Trust Series 2021-AA, Class D, 1.57%, 1/15/2027 (a)	1,500	1,360
Santander Revolving Auto Loan Trust Series 2019-A, Class D, 3.45%, 1/26/2032 (a)	2,390	2,213
SCF Equipment Leasing LLC Series 2022-2A, Class C, 6.50%, 8/20/2032 (a)	2,250	2,213
Sierra Timeshare Receivables Funding LLC
Series 2021-1A, Class B, 1.34%, 11/20/2037 (a)	609	559
Series 2021-1A, Class C, 1.79%, 11/20/2037 (a)	541	496
Sound Point CLO Ltd. (Cayman Islands) Series 2019-1A, Class AR, 5.89%, 1/20/2032 (a) (i)	14,340	14,188
Stonepeak ABS Series 2021-1A, 3.82%, 2/28/2033 ‡ (a)	3,713	3,126
TCI-Symphony CLO Ltd. (Cayman Islands) Series 2017-1A, Class AR, 5.72%, 7/15/2030 (a) (i)	9,707	9,611
Theorem Funding Trust Series 2021-1A, Class A, 1.21%, 12/15/2027 (a)	1,052	1,038
Tricon Residential Trust Series 2021-SFR1, Class E1, 2.79%, 7/17/2038 (a)	3,760	3,283
United Auto Credit Securitization Trust Series 2021-1, Class D, 1.14%, 6/10/2026 (a)	13,000	12,668
Upstart Pass-Through Trust
Series 2021-ST5, Class A, 2.00%, 7/20/2027 (a)	2,118	2,019
SEE NOTES TO FINANCIAL STATEMENTS.

314	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2021-ST7, Class A, 1.85%, 9/20/2029 (a)	2,493	2,418
Series 2021-ST10, Class A, 2.25%, 1/20/2030 (a)	6,783	6,503
Series 2022-ST1, Class A, 2.60%, 3/20/2030 (a)	7,156	6,750
Upstart Securitization Trust
Series 2021-2, Class A, 0.91%, 6/20/2031 (a)	514	509
Series 2021-2, Class B, 1.75%, 6/20/2031 (a)	6,943	6,703
Series 2021-4, Class B, 1.84%, 9/20/2031 (a)	8,998	8,215
Series 2021-5, Class B, 2.49%, 11/20/2031 (a)	13,000	12,007
US Auto Funding Series 2021-1A, Class B, 1.49%, 3/17/2025 (a)	2,378	2,357
Vantage Data Centers Issuer LLC Series 2019-1A, Class A2, 3.19%, 7/15/2044 (a)	675	646
VCAT LLC
Series 2021-NPL3, Class A1, 1.74%, 5/25/2051 (a) (g)	8,528	7,821
Series 2021-NPL4, Class A1, 1.87%, 8/25/2051 (a) (g)	6,528	5,974
Venture CLO Ltd. (Cayman Islands) Series 2019-36A, Class A1AR, 5.94%, 4/20/2032 (a) (i)	11,936	11,730
VOLT C LLC Series 2021-NPL9, Class A1, 1.99%, 5/25/2051 (a) (g)	3,757	3,399
VOLT CI LLC Series 2021-NP10, Class A1, 1.99%, 5/25/2051 (a) (g)	6,547	5,881
VOLT CIII LLC Series 2021-CF1, Class A1, 1.99%, 8/25/2051 (a) (g)	3,448	3,186
VOLT CVI LLC Series 2021-NP12, Class A1, 2.73%, 12/26/2051 (a) (g)	4,670	4,228
VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (a) (g)	3,263	2,944
VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (a) (g)	10,656	9,630
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (a) (g)	7,549	6,947
VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 (a) (g)	6,362	5,803
VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (a) (g)	4,585	4,242
VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (a) (g)	5,578	5,073
Westgate Resorts LLC Series 2020-1A, Class A, 2.71%, 3/20/2034 (a)	625	610
Westlake Automobile Receivables Trust
Series 2019-3A, Class E, 3.59%, 3/17/2025 (a)	1,700	1,679
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2020-3A, Class D, 1.65%, 2/17/2026 (a)	13,000	12,345
Series 2019-3A, Class F, 4.72%, 4/15/2026 (a)	2,000	1,979
Series 2021-3A, Class D, 2.12%, 1/15/2027 (a)	5,000	4,553
Series 2021-3A, Class E, 3.42%, 4/15/2027 (a)	15,000	13,012
Series 2023-1A, Class D, 6.79%, 11/15/2028 (a)	3,000	2,995
Total Asset-Backed Securities (Cost $922,963)		858,281
U.S. Treasury Obligations — 11.7%
U.S. Treasury Notes
3.25%, 8/31/2024	1,420	1,384
4.25%, 12/31/2024	15,670	15,494
3.00%, 7/15/2025	264,192	254,378
3.50%, 9/15/2025	31,001	30,186
4.50%, 11/15/2025	35,739	35,679
4.00%, 12/15/2025	10,950	10,804
3.88%, 1/15/2026	20,325	19,976
4.00%, 2/15/2026	21,305	21,010
0.75%, 3/31/2026	7,470	6,684
1.50%, 1/31/2027	30,220	27,158
1.88%, 2/28/2027	8,285	7,545
2.50%, 3/31/2027	12,235	11,411
2.75%, 4/30/2027	2,650	2,494
3.25%, 6/30/2027	3,140	3,013
2.75%, 7/31/2027	36,395	34,191
4.13%, 10/31/2027	214	213
3.50%, 1/31/2028	1,690	1,639
1.25%, 9/30/2028	17,580	15,059
2.38%, 3/31/2029	29,300	26,554
2.38%, 5/15/2029	985	891
Total U.S. Treasury Obligations (Cost $546,453)		525,763
Mortgage-Backed Securities — 10.8%
FHLMC
Pool # 841360, ARM, 3.38%, 11/1/2046 (i)	24,291	24,346
Pool # 841368, ARM, 2.81%, 9/1/2047 (i)	10,788	10,794
FHLMC Gold Pools, 15 Year Pool # G18528, 3.50%, 10/1/2029	2,374	2,276
FHLMC Gold Pools, 20 Year Pool # C91649, 3.00%, 4/1/2033	32	30
FHLMC Gold Pools, 30 Year Pool # G61879, 4.50%, 3/1/2047	179	177
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	315

JPMorgan Short Duration Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
FHLMC UMBS, 10 Year
Pool # RD5034, 2.00%, 9/1/2030	27,415	25,024
Pool # RD5053, 2.00%, 3/1/2031	17,472	15,943
FHLMC UMBS, 15 Year
Pool # SB0041, 3.50%, 7/1/2034	2,410	2,311
Pool # SB0725, 4.00%, 8/1/2037	22,858	22,346
Pool # SB8184, 4.00%, 10/1/2037	11,941	11,651
FHLMC UMBS, 30 Year
Pool # ZS9524, 3.50%, 1/1/2044	11,404	10,692
Pool # SD0057, 3.50%, 5/1/2048	4,642	4,351
Pool # ZT1703, 4.00%, 1/1/2049	12,931	12,391
Pool # SD8233, 5.00%, 7/1/2052	8,085	7,952
FNMA UMBS, 15 Year
Pool # BM4202, 3.50%, 12/1/2029	3,888	3,726
Pool # AL9552, 3.50%, 8/1/2031	268	257
Pool # AS9697, 3.50%, 5/1/2032	90	86
Pool # FM1156, 2.50%, 4/1/2033	7,253	6,725
Pool # MA4361, 2.50%, 6/1/2036	8,950	8,186
Pool # FS1563, 2.50%, 7/1/2036	3,899	3,566
Pool # FS2930, 4.00%, 9/1/2037	12,939	12,635
Pool # MA4776, 4.00%, 10/1/2037	9,276	9,058
FNMA UMBS, 20 Year
Pool # MA1446, 3.50%, 5/1/2033	156	149
Pool # MA1527, 3.00%, 8/1/2033	100	92
Pool # MA1921, 3.50%, 6/1/2034	5,243	5,011
Pool # CA1791, 3.50%, 2/1/2038	9,753	9,248
Pool # FM3075, 3.50%, 11/1/2039	26,917	25,736
Pool # CA8310, 2.50%, 12/1/2040	14,356	12,600
FNMA UMBS, 30 Year
Pool # AB1463, 4.00%, 9/1/2040	5,687	5,497
Pool # FM2972, 4.00%, 12/1/2044	29,610	28,663
Pool # AL7453, 4.00%, 2/1/2045	3,815	3,744
Pool # AS7039, 4.50%, 4/1/2046	809	800
Pool # FS2237, 4.00%, 10/1/2046	57,867	55,641
Pool # FS1847, 4.00%, 1/1/2049	8,960	8,590
Pool # FS1891, 4.00%, 1/1/2050	29,788	28,435
Pool # FS0085, 4.00%, 11/1/2050	15,659	15,001
Pool # MA4842, 5.50%, 12/1/2052	8,583	8,580
FNMA, Other
Pool # BF0125, 4.00%, 7/1/2056	9,249	8,869
Pool # BF0144, 3.50%, 10/1/2056	5,423	4,966
Pool # BF0184, 4.00%, 2/1/2057	2,797	2,683
Pool # BF0263, 3.50%, 5/1/2058	5,664	5,221
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

GNMA II, 30 Year
Pool # MA8201, 4.50%, 8/20/2052	25,497	24,743
Pool # MA8429, 5.50%, 11/20/2052	34,703	34,863
Total Mortgage-Backed Securities (Cost $508,261)		483,655
Commercial Mortgage-Backed Securities — 7.4%
Ashford Hospitality Trust Series 2018-KEYS, Class B, 6.04%, 6/15/2035 (a) (i)	600	585
BHMS Series 2018-ATLS, Class A, 5.84%, 7/15/2035 (a) (i)	500	491
BX
Series 2021-MFM1, Class D, 6.18%, 1/15/2034 (a) (i)	1,808	1,754
Series 2021-MFM1, Class E, 6.93%, 1/15/2034 (a) (i)	2,302	2,233
CAMB Commercial Mortgage Trust Series 2019-LIFE, Class E, 6.74%, 12/15/2037 (a) (i)	200	196
Citigroup Commercial Mortgage Trust
Series 2019-SMRT, Class D, 4.74%, 1/10/2036 (a) (i)	400	389
Series 2019-PRM, Class C, 3.90%, 5/10/2036 (a)	1,750	1,728
Series 2019-PRM, Class D, 4.35%, 5/10/2036 (a)	2,144	2,123
Series 2019-PRM, Class E, 4.73%, 5/10/2036 (a) (i)	1,000	993
Series 2014-GC23, Class C, 4.43%, 7/10/2047 (i)	5,000	4,728
Series 2015-GC27, Class B, 3.77%, 2/10/2048	3,900	3,608
Series 2015-GC27, Class C, 4.42%, 2/10/2048 (i)	10,337	9,578
Series 2015-GC29, Class C, 4.14%, 4/10/2048 (i)	3,600	3,288
Series 2015-GC31, Class C, 4.04%, 6/10/2048 (i)	530	441
Series 2015-GC33, Class B, 4.57%, 9/10/2058 (i)	3,500	3,296
Commercial Mortgage Trust
Series 2020-CBM, Class D, 3.63%, 2/10/2037 (a) (i)	3,370	3,037
Series 2014-CR14, Class B, 4.59%, 2/10/2047 (i)	4,522	4,380
Series 2014-UBS3, Class B, 4.31%, 6/10/2047	2,000	1,917
Series 2014-CR19, Class D, 4.70%, 8/10/2047 (a) (i)	3,291	2,998
Series 2014-UBS5, Class C, 4.61%, 9/10/2047 (i)	2,750	2,421
SEE NOTES TO FINANCIAL STATEMENTS.

316	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series 2014-CR20, Class C, 4.46%, 11/10/2047 (i)	1,000	932
Series 2014-CR21, Class D, 3.91%, 12/10/2047 (a) (i)	4,000	3,327
Series 2015-CR23, Class D, 4.30%, 5/10/2048 (i)	2,000	1,666
Series 2015-LC21, Class D, 4.33%, 7/10/2048 (i)	1,000	834
Series 2015-CR25, Class B, 4.52%, 8/10/2048 (i)	5,899	5,556
Series 2015-CR26, Class B, 4.47%, 10/10/2048 (i)	2,550	2,374
Series 2015-PC1, Class B, 4.29%, 7/10/2050 (i)	3,150	2,956
Credit Suisse Mortgage Capital Certificates Series 2019-ICE4, Class B, 5.82%, 5/15/2036 (a) (i)	1,197	1,186
CSAIL Commercial Mortgage Trust Series 2015-C4, Class E, 3.56%, 11/15/2048 (i)	2,973	2,383
FHLMC, Multi-Family Structured Credit Risk Series 2021-MN1, Class M1, 6.48%, 1/25/2051 (a) (i)	495	477
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K034, Class X1, IO, 0.04%, 7/25/2023 (i)	147,079	41
Series K033, Class X1, IO, 0.28%, 7/25/2023 (i)	46,810	27
Series KC03, Class X1, IO, 0.48%, 11/25/2024 (i)	55,493	564
Series KC06, Class X1, IO, 0.88%, 6/25/2026 (i)	35,673	600
Series K734, Class X3, IO, 2.17%, 7/25/2026 (i)	40,000	2,327
Series KC05, Class X1, IO, 1.21%, 6/25/2027 (i)	27,961	855
Series K068, Class X1, IO, 0.42%, 8/25/2027 (i)	236,690	3,837
Series K739, Class X1, IO, 1.22%, 9/25/2027 (i)	64,254	2,663
Series K078, Class X1, IO, 0.09%, 6/25/2028 (i)	49,335	295
Series K090, Class X3, IO, 2.31%, 10/25/2029 (i)	32,598	3,640
Series K112, Class X1, IO, 1.43%, 5/25/2030 (i)	24,910	2,004
Series K723, Class X3, IO, 1.91%, 10/25/2034 (i)	7,401	81
Series Q012, Class X, IO, 4.12%, 9/25/2035 (i)	12,869	2,465
Series K028, Class X3, IO, 1.88%, 6/25/2041 (i)	88,245	190
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series K068, Class X3, IO, 2.06%, 10/25/2044 (i)	3,368	266
Series K059, Class X3, IO, 1.92%, 11/25/2044 (i)	5,700	333
Series K061, Class X3, IO, 1.98%, 12/25/2044 (i)	2,775	170
Series K070, Class X3, IO, 2.04%, 12/25/2044 (i)	16,537	1,293
Series K072, Class X3, IO, 2.14%, 12/25/2045 (i)	1,200	100
Series K087, Class X3, IO, 2.32%, 1/25/2046 (i)	14,050	1,476
Series K097, Class X3, IO, 2.02%, 9/25/2046 (i)	20,477	2,061
Series K082, Class X3, IO, 2.21%, 10/25/2046 (i)	8,700	864
Series K104, Class X3, IO, 1.90%, 2/25/2047 (i)	25,300	2,537
Series K088, Class X3, IO, 2.35%, 2/25/2047 (i)	10,500	1,165
Series K735, Class X3, IO, 2.15%, 5/25/2047 (i)	40,532	2,334
Series K093, Class X3, IO, 2.21%, 5/25/2047 (i)	50,000	5,346
Series K092, Class X3, IO, 2.25%, 5/25/2047 (i)	39,434	4,303
Series K095, Class X3, IO, 2.10%, 8/25/2047 (i)	25,000	2,592
Series K736, Class X3, IO, 2.01%, 9/25/2047 (i)	50,000	2,826
Series K099, Class X3, IO, 1.95%, 10/25/2047 (i)	13,745	1,347
Series K105, Class X3, IO, 1.92%, 3/25/2048 (i)	40,058	4,214
Series K111, Class X3, IO, 3.18%, 4/25/2048 (i)	15,644	2,705
Series K110, Class X3, IO, 3.40%, 6/25/2048 (i)	15,544	2,827
Series K112, Class X3, IO, 3.00%, 7/25/2048 (i)	8,600	1,406
Series K114, Class X3, IO, 2.74%, 8/25/2048 (i)	10,750	1,593
Series K115, Class X3, IO, 2.96%, 9/25/2048 (i)	21,273	3,437
Series K125, Class X3, IO, 2.65%, 2/25/2049 (i)	15,690	2,363
FNMA ACES
Series 2020-M10, Class X1, IO, 1.78%, 12/25/2030 (i)	47,331	3,891
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	317

JPMorgan Short Duration Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series 2019-M21, Class X2, IO, 1.30%, 2/25/2031 (i)	30,427	2,204
Series 2020-M37, Class X, IO, 1.03%, 4/25/2032 (i)	70,049	3,694
FREMF Series 2018-KF46, Class B, 6.52%, 3/25/2028 (a) (i)	151	139
FREMF Mortgage Trust
Series 2017-K727, Class C, 3.74%, 7/25/2024 (a) (i)	2,000	1,917
Series 2017-KF36, Class B, 7.22%, 8/25/2024 (a) (i)	2,170	2,121
Series 2017-KF34, Class B, 7.27%, 8/25/2024 (a) (i)	2,974	2,948
Series 2017-KF38, Class B, 7.07%, 9/25/2024 (a) (i)	59	58
Series 2017-KF39, Class B, 7.07%, 11/25/2024 (a) (i)	99	98
Series 2018-KF42, Class B, 6.77%, 12/25/2024 (a) (i)	968	947
Series 2018-KF53, Class B, 6.62%, 10/25/2025 (i)	369	362
Series 2019-KC03, Class B, 4.38%, 1/25/2026 (a) (i)	5,000	4,668
Series 2019-KF60, Class B, 6.92%, 2/25/2026 (a) (i)	1,161	1,129
Series 2019-KF62, Class B, 6.62%, 4/25/2026 (a) (i)	231	223
Series 2019-KC06, Class B, 3.82%, 9/25/2026 (a) (i)	7,600	6,754
Series 2013-K31, Class C, 3.62%, 7/25/2046 (a) (i)	3,000	2,980
Series 2013-K34, Class B, 3.73%, 9/25/2046 (a) (i)	1,000	989
Series 2014-K40, Class C, 4.07%, 11/25/2047 (a) (i)	2,000	1,930
Series 2017-K726, Class C, 4.01%, 7/25/2049 (a) (i)	2,300	2,228
Series 2017-K729, Class B, 3.67%, 11/25/2049 (a) (i)	200	192
Series 2017-K729, Class C, 3.67%, 11/25/2049 (a) (i)	3,000	2,857
Series 2018-K730, Class C, 3.80%, 2/25/2050 (a) (i)	3,000	2,860
Series 2017-K728, Class B, 3.65%, 11/25/2050 (a) (i)	1,825	1,759
GNMA
Series 2015-115, IO, 0.48%, 7/16/2057 (i)	1,612	34
Series 2017-54, IO, 0.68%, 12/16/2058 (i)	3,860	144
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2017-23, IO, 0.61%, 5/16/2059 (i)	1,310	44
GS Mortgage Securities Trust
Series 2013-GC10, Class C, 4.29%, 2/10/2046 (a) (i)	2,265	2,175
Series 2013-GC12, Class E, 3.25%, 6/10/2046 (a)	2,000	1,926
Series 2013-GC12, Class D, 4.30%, 6/10/2046 (a) (i)	2,000	1,957
Series 2016-GS3, Class C, 3.99%, 10/10/2049 (i)	4,085	3,487
Series 2017-GS5, Class D, 3.51%, 3/10/2050 (a) (i)	2,250	1,558
Series 2015-GC30, Class C, 4.07%, 5/10/2050 (i)	3,695	3,297
Independence Plaza Trust Series 2018-INDP, Class C, 4.16%, 7/10/2035 (a)	3,500	3,247
JPMBB Commercial Mortgage Securities Trust
Series 2014-C19, Class C, 4.65%, 4/15/2047 (i)	2,000	1,910
Series 2015-C30, Class C, 4.23%, 7/15/2048 (i)	7,732	6,925
Series 2015-C31, Class B, 4.62%, 8/15/2048 (i)	4,410	4,097
Series 2015-C31, Class C, 4.62%, 8/15/2048 (i)	3,360	2,942
Series 2016-C1, Class D1, 4.24%, 3/17/2049 (a) (i)	4,600	3,839
JPMCC Commercial Mortgage Securities Trust Series 2017-JP5, Class D, 4.51%, 3/15/2050 (a) (i)	3,725	2,831
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-C16, Class D, 5.01%, 12/15/2046 (a) (i)	1,165	1,068
KKR Industrial Portfolio Trust
Series 2021-KDIP, Class C, 5.68%, 12/15/2037 (a) (i)	1,125	1,094
Series 2021-KDIP, Class D, 5.93%, 12/15/2037 (a) (i)	825	800
Series 2021-KDIP, Class E, 6.23%, 12/15/2037 (a) (i)	750	726
KNDL Mortgage Trust Series 2019-KNSQ, Class A, 5.39%, 5/15/2036 (a) (i)	950	945
Life Mortgage Trust Series 2021-BMR, Class C, 5.69%, 3/15/2038 (a) (i)	2,757	2,674
MHC Commercial Mortgage Trust Series 2021-MHC, Class D, 6.19%, 4/15/2038 (a) (i)	2,250	2,185
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C14, Class D, 5.06%, 2/15/2047 (a) (i)	1,627	1,562
SEE NOTES TO FINANCIAL STATEMENTS.

318	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series 2014-C15, Class C, 4.89%, 4/15/2047 (i)	300	289
Series 2014-C17, Class C, 4.49%, 8/15/2047 (i)	5,411	5,096
Series 2014-C17, Class D, 4.73%, 8/15/2047 (a) (i)	2,000	1,784
Series 2014-C18, Class B, 4.43%, 10/15/2047 (i)	6,000	5,738
Series 2014-C18, Class C, 4.47%, 10/15/2047 (i)	4,366	4,069
Series 2015-C20, Class C, 4.45%, 2/15/2048 (i)	5,400	5,036
Series 2015-C24, Class D, 3.26%, 5/15/2048 (a)	3,150	2,559
Series 2015-C24, Class C, 4.33%, 5/15/2048 (i)	2,060	1,881
Series 2016-C31, Class B, 3.88%, 11/15/2049 (i)	2,577	2,241
Series 2015-C23, Class D, 4.14%, 7/15/2050 (a) (i)	2,000	1,675
Morgan Stanley Capital I Trust
Series 2018-SUN, Class B, 5.79%, 7/15/2035 (a) (i)	250	247
Series 2015-MS1, Class B, 4.02%, 5/15/2048 (i)	5,450	5,019
Series 2020-HR8, Class XA, IO, 1.84%, 7/15/2053 (i)	21,135	2,130
MRCD MARK Mortgage Trust
Series 2019-PARK, Class A, 2.72%, 12/15/2036 (a)	6,960	6,395
Series 2019-PARK, Class B, 2.72%, 12/15/2036 (a)	6,000	5,425
Series 2019-PARK, Class D, 2.72%, 12/15/2036 (a)	2,000	1,776
Series 2019-PARK, Class E, 2.72%, 12/15/2036 (a)	7,500	6,653
SG Commercial Mortgage Securities Trust Series 2016-C5, Class B, 3.93%, 10/10/2048	275	242
STWD Mortgage Trust (Cayman Islands)
Series 2021-LIH, Class B, 6.24%, 11/15/2036 (a) (i)	3,600	3,468
Series 2021-LIH, Class C, 6.54%, 11/15/2036 (a) (i)	2,200	2,092
Velocity Commercial Capital Loan Trust
Series 2018-2, Class A, 4.05%, 10/26/2048 (a) (i)	1,115	1,061
Series 2021-2, Class A, 1.52%, 8/25/2051 (a) (i)	4,231	3,528
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wells Fargo Commercial Mortgage Trust
Series 2015-C27, Class C, 3.89%, 2/15/2048	2,500	2,186
Series 2015-C29, Class C, 4.22%, 6/15/2048 (i)	3,750	3,423
Series 2018-C43, Class A3, 3.75%, 3/15/2051	831	777
Series 2015-LC22, Class D, 4.55%, 9/15/2058 (i)	10,106	8,464
WFRBS Commercial Mortgage Trust
Series 2013-C11, Class B, 3.71%, 3/15/2045 (i)	98	94
Series 2013-C12, Class B, 3.86%, 3/15/2048 (i)	34	34
Series 2014-C22, Class C, 3.77%, 9/15/2057 (i)	8,583	7,865
Series 2014-C22, Class D, 3.91%, 9/15/2057 (a) (i)	1,000	789
Series 2014-C22, Class B, 4.37%, 9/15/2057 (i)	3,000	2,836
Total Commercial Mortgage-Backed Securities (Cost $374,377)		332,309
Collateralized Mortgage Obligations — 5.0%
Alternative Loan Trust
Series 2004-25CB, Class A1, 6.00%, 12/25/2034	160	142
Series 2005-80CB, Class 5A1, 6.00%, 2/25/2036	126	119
Angel Oak Mortgage Trust
Series 2019-5, Class A3, 2.92%, 10/25/2049 (a) (i)	506	484
Series 2019-5, Class B1, 3.96%, 10/25/2049 (a) (i)	1,060	901
Angel Oak Mortgage Trust I LLC Series 2018-3, Class B1, 5.04%, 9/25/2048 (a) (i)	4,000	3,613
ANTLR Mortgage Trust Series 2021-RTL1, Class A1, 2.12%, 11/25/2024 (a) (g)	7,538	7,293
Arroyo Mortgage Trust
Series 2019-1, Class A1, 3.80%, 1/25/2049 (a) (i)	87	80
Series 2019-2, Class A3, 3.80%, 4/25/2049 (a) (i)	206	193
CFMT LLC
Series 2021-HB5, Class M1, 1.37%, 2/25/2031 ‡ (a) (i)	2,550	2,397
Series 2021-HB5, Class M2, 1.85%, 2/25/2031 ‡ (a) (i)	3,000	2,790
CHL Mortgage Pass-Through Trust
Series 2005-J2, Class 3A8, 5.50%, 8/25/2035	556	356
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	319

JPMorgan Short Duration Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2006-HYB2, Class 2A1B, 3.72%, 4/20/2036 (i)	87	76
CIM Trust Series 2019-INV2, Class A11, 5.46%, 5/25/2049 (a) (i)	87	85
Connecticut Avenue Securities Trust
Series 2019-R07, Class 1M2, 6.72%, 10/25/2039 (a) (i)	170	170
Series 2021-R03, Class 1M2, 6.13%, 12/25/2041 (a) (i)	9,450	9,047
CSFB Mortgage-Backed Pass-Through Certificates Series 2005-9, Class 1A2, 5.25%, 10/25/2035	780	693
CSMC Trust Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (a) (i)	4,848	4,608
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-3, Class 2A1, 5.37%, 10/25/2047 (i)	704	564
FHLMC STACR REMIC Trust Series 2020-HQA3, Class B1, 10.37%, 7/25/2050 (a) (i)	7,343	7,883
FHLMC Structured Agency Credit Risk Debt Notes Series 2019-CS03, Class M1, 4.62%, 10/25/2032 (a) (i)	775	773
FHLMC, REMIC
Series 3036, Class NE, 5.00%, 9/15/2035	94	94
Series 3294, Class NE, 5.50%, 3/15/2037	199	203
Series 3820, Class GJ, 3.50%, 12/15/2039	5	5
Series 3878, Class PL, 4.50%, 11/15/2040	12,962	12,820
Series 4012, Class GS, IF, IO, 1.91%, 3/15/2042 (i)	4,825	507
Series 4338, Class SA, IF, IO, 1.41%, 5/15/2044 (i)	4,342	411
Series 4477, Class SA, IF, IO, 1.56%, 5/15/2045 (i)	4,221	437
Series 4505, Class SA, IF, IO, 1.56%, 8/15/2045 (i)	3,740	348
Series 4681, Class SD, IF, IO, 1.56%, 5/15/2047 (i)	321	36
Series 4925, Class SH, IF, IO, 1.48%, 10/25/2049 (i)	8,164	689
Series 4954, Class SB, IF, IO, 1.43%, 2/25/2050 (i)	8,185	756
Series 5021, Class MI, IO, 3.00%, 10/25/2050	27,447	4,363
Series 4632, Class MA, 4.00%, 8/15/2054	5,825	5,641
Series 4634, Class MD, 5.00%, 11/15/2054	10,510	10,452
Series 4630, Class MA, 4.00%, 1/15/2055	8,556	8,335
Series 4839, Class WS, IF, IO, 1.51%, 8/15/2056 (i)	12,773	1,654
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FHLMC, STRIPS
Series 267, Class S5, IF, IO, 1.41%, 8/15/2042 (i)	3,518	231
Series 342, Class S7, IF, IO, 1.52%, 2/15/2045 (i)	1,547	148
FNMA, Connecticut Avenue Securities Series 2021-R02, Class 2M2, 6.48%, 11/25/2041 (a) (i)	6,500	6,237
FNMA, REMIC
Series 2013-55, Class AI, IO, 3.00%, 6/25/2033	992	101
Series 2014-84, Class KA, 3.00%, 11/25/2040	18	17
Series 2015-85, Class SA, IF, IO, 1.00%, 11/25/2045 (i)	3,594	280
Series 2016-74, Class GS, IF, IO, 1.38%, 10/25/2046 (i)	1,815	193
Series 2017-13, Class AS, IF, IO, 1.43%, 2/25/2047 (i)	425	45
Series 2017-31, Class SG, IF, IO, 1.48%, 5/25/2047 (i)	8,592	876
Series 2017-47, Class ST, IF, IO, 1.48%, 6/25/2047 (i)	438	49
Series 2017-69, Class SH, IF, IO, 1.58%, 9/25/2047 (i)	356	40
Series 2018-27, Class SE, IF, IO, 1.58%, 5/25/2048 (i)	793	86
Series 2019-31, Class S, IF, IO, 1.43%, 7/25/2049 (i)	4,396	384
Series 2019-42, Class SK, IF, IO, 1.43%, 8/25/2049 (i)	3,584	353
Series 2022-42, Class EA, 3.75%, 6/25/2052	73,555	69,966
Series 2022-43, Class P, 4.00%, 7/25/2052	10,569	10,120
GNMA
Series 2010-166, Class SD, IF, IO, 1.42%, 12/20/2040 (i)	618	76
Series 2012-39, Class MI, IO, 4.00%, 3/16/2042	299	50
Series 2015-123, Class SE, IF, IO, 1.12%, 9/20/2045 (i)	4,435	330
Series 2016-108, Class SM, IF, IO, 1.50%, 8/20/2046 (i)	793	80
Series 2016-146, Class NS, IF, IO, 1.50%, 10/20/2046 (i)	1,011	105
Series 2017-80, Class AS, IF, IO, 1.60%, 5/20/2047 (i)	754	81
Series 2017-93, Class SE, IF, IO, 1.60%, 6/20/2047 (i)	804	83
SEE NOTES TO FINANCIAL STATEMENTS.

320	J.P. Morgan Income Funds	February 28, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2017-117, Class SB, IF, IO, 1.60%, 8/20/2047 (i)	641	69
Series 2017-134, Class SD, IF, IO, 1.60%, 9/20/2047 (i)	854	89
Series 2017-155, Class KS, IF, IO, 1.60%, 10/20/2047 (i)	803	68
Series 2017-163, Class HS, IF, IO, 1.60%, 11/20/2047 (i)	3,182	280
Series 2017-180, Class SD, IF, IO, 1.60%, 12/20/2047 (i)	866	76
Series 2018-46, Class AS, IF, IO, 1.60%, 3/20/2048 (i)	4,720	431
Series 2018-139, Class SB, IF, IO, 1.55%, 10/20/2048 (i)	6,652	697
LHOME Mortgage Trust Series 2021-RTL1, Class A1, 2.09%, 2/25/2026 (a) (i)	2,812	2,680
New Residential Mortgage Loan Trust Series 2019-NQM5, Class B1, 4.04%, 11/25/2059 (a) (i)	3,041	2,415
NYMT Loan Trust
Series 2020-SP2, Class A1, 2.94%, 10/25/2060 (a) (i)	1,757	1,711
Series 2021-SP1, Class A1, 1.67%, 8/25/2061 (a) (g)	4,918	4,451
PRPM LLC
Series 2021-2, Class A1, 2.12%, 3/25/2026 (a) (i)	2,573	2,407
Series 2021-4, Class A1, 1.87%, 4/25/2026 (a) (g)	9,683	9,084
Series 2021-7, Class A1, 1.87%, 8/25/2026 (a) (g)	4,182	3,855
Series 2021-8, Class A1, 1.74%, 9/25/2026 (a) (i)	5,308	4,906
Series 2021-10, Class A1, 2.49%, 10/25/2026 (a) (g)	6,674	6,245
RALI Trust Series 2003-QS12, Class A4, 3.35%, 6/25/2018	—	—
Structured Asset Mortgage Investments II Trust Series 2006-AR6, Class 2A1, 5.00%, 7/25/2046 (i)	1,002	695
Verus Securitization Trust Series 2019-4, Class B1, 3.86%, 11/25/2059 (a) (i)	600	475
VOLT CV LLC Series 2021-CF2, Class A1, 2.49%, 11/27/2051 (a) (g)	6,514	5,666
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

WaMu Mortgage Pass-Through Certificates Trust Series 2005-AR5, Class A6, 3.31%, 5/25/2035 (i)	61	59
Total Collateralized Mortgage Obligations (Cost $247,617)		225,308
Foreign Government Securities — 0.9%
Arab Republic of Egypt 6.20%, 3/1/2024 (e)	3,700	3,552
Dominican Republic Government Bond
4.50%, 1/30/2030 (a)	7,040	6,031
7.05%, 2/3/2031 (a)	1,140	1,139
Federal Republic of Nigeria
7.63%, 11/21/2025 (e)	700	630
6.50%, 11/28/2027 (e)	9,900	8,167
Islamic Republic of Pakistan 6.00%, 4/8/2026 (a)	3,336	1,477
Lebanese Republic 6.38%, 3/9/2020 (h)	4,362	298
Republic of Angola
9.50%, 11/12/2025 (e)	900	907
8.25%, 5/9/2028 (e)	2,000	1,847
Republic of Cote d'Ivoire
6.38%, 3/3/2028 (e)	4,600	4,347
5.75%, 12/31/2032 (e) (g)	1,015	920
Republic of Ecuador
5.50%, 7/31/2030 (e) (g)	1,950	941
5.50%, 7/31/2030 (a) (g)	634	306
2.50%, 7/31/2035 (e) (g)	2,310	807
Republic of Iraq 6.75%, 3/9/2023 (e)	5,900	5,878
Turkiye Ihracat Kredi Bankasi A/S 9.38%, 1/31/2026 (a)	2,751	2,710
Total Foreign Government Securities (Cost $51,101)		39,957
Loan Assignments — 0.4% (b) (j)
Beverages — 0.1%
Triton Water Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 8.23%, 3/31/2028	2,955	2,745
Containers & Packaging — 0.0% ^
Graham Packaging Co., Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 7.63%, 8/4/2027	1,203	1,196
Electrical Equipment — 0.0% ^
Cortes NP Acquisition Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 7.32%, 3/2/2027	1,075	1,061
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	321

JPMorgan Short Duration Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Internet & Direct Marketing Retail — 0.1%
GoodRx, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 7.38%, 10/10/2025	2,821	2,779
IT Services — 0.0% ^
MH Sub I LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 8.38%, 9/13/2024	2,022	2,005
Machinery — 0.0% ^
Alliance Laundry Systems LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 8.31%, 10/8/2027	1,212	1,200
Personal Products — 0.1%
Nestle Skin Health SA, Term Loan B (Luxembourg) (ICE LIBOR USD 3 Month + 3.75%), 8.48%, 10/1/2026	2,426	2,356
Road & Rail — 0.1%
First Student Bidco, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 7.73%, 7/21/2028	1,790	1,706
First Student Bidco, Inc., 1st Lien Term Loan C (ICE LIBOR USD 3 Month + 3.00%), 7.73%, 7/21/2028	667	636
		2,342
Software — 0.0% ^
Genesys Telecom Holdings US, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 8.63%, 12/1/2027	2,058	2,037
Specialty Retail — 0.0% ^
AppleCaramel Buyer LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 8.37%, 10/19/2027	1,075	1,057
Total Loan Assignments (Cost $19,273)		18,778
Municipal Bonds — 0.1% (i) (k)
California — 0.1%
California Housing Finance Agency Series 2021-1, Class X, Rev., 0.80%, 3/20/2023 (Cost $2,978)	53,522	2,861
	SHARES (000)
Common Stocks — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Chord Energy Corp.	5	651
EP Energy Corp. ‡ *	2	11
Gulfport Energy Corp. *	20	1,334
		1,996
INVESTMENTS	SHARES (000)	VALUE ($000)

Wireless Telecommunication Services — 0.0% ^
Intelsat SA (Luxembourg) ‡ *	15	364
Total Common Stocks (Cost $2,022)		2,360
	PRINCIPAL AMOUNT ($000)
Convertible Bonds — 0.0% ^
Oil, Gas & Consumable Fuels — 0.0% ^
Gulfport Energy Corp. 10.00% (Cash), 3/2/2023 ‡ (f) (l) (m) (Cost $46)	—	232
	NO. OF RIGHTS (000)
Rights — 0.0% ^
Diversified Telecommunication Services — 0.0% ^
Intelsat Jackson Holdings SA, expiring 12/5/2025 (Luxembourg) ‡ * (Cost $— )	3	—
	SHARES (000)
Short-Term Investments — 4.1%
Investment Companies — 2.6%
JPMorgan Prime Money Market Fund Class IM Shares, 4.72% (n) (o) (Cost $116,998)	116,950	117,008
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 1.5%
U.S. Treasury Bills
3.32%, 3/2/2023 (p) (q)	15,852	15,850
4.48%, 4/6/2023 (p)	46,050	45,846
5.01%, 8/24/2023 (p)	7,168	6,997
Total U.S. Treasury Obligations (Cost $68,693)		68,693
Total Short-Term Investments (Cost $185,691)		185,701
Total Investments — 100.0% (Cost $4,844,934)		4,487,936
Other Assets Less Liabilities — 0.0% ^		29
NET ASSETS — 100.0%		4,487,965

SEE NOTES TO FINANCIAL STATEMENTS.

322	J.P. Morgan Income Funds	February 28, 2023

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of February 28, 2023.
CIFC	Commercial Industrial Finance Corp.
CLO	Collateralized Loan Obligations
CME	Chicago Mercantile Exchange
CSMC	Credit Suisse Mortgage Trust
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IF
Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of
February 28, 2023. The rate may be subject to a cap and floor.

IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
REMIC	Real Estate Mortgage Investment Conduit
Rev.	Revenue
SCA	Limited partnership with share capital
SOFR	Secured Overnight Financing Rate
SOFRINDX	Compounding index of the Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2023.
(c)
Contingent Capital security (“CoCo”). CoCos are hybrid
debt securities that may be convertible into equity or
may be written down if a pre-specified trigger event
occurs. The total value of aggregate CoCo holdings at
February 28, 2023 is $66,680 or 1.49% of the
Fund’s net assets as of February 28, 2023 .

(d)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(e)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(f)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(g)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of February 28, 2023.

(h)	Defaulted security.
(i)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of February 28, 2023.

(j)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(k)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(l)	Security is an interest bearing note with preferred security characteristics.
(m)
Security is perpetual and thus, does not have a
predetermined maturity date. The coupon rate for this
security is fixed for a period of time and may be
structured to adjust thereafter. The date shown, if
applicable, reflects the next call date. The coupon rate
shown is the rate in effect as of February 28, 2023.

(n)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(o)	The rate shown is the current yield as of February 28, 2023.
(p)	The rate shown is the effective yield as of February 28, 2023.
(q)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	323

JPMorgan Short Duration Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF February 28, 2023 (continued)
Futures contracts outstanding as of February 28, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 2 Year Note	64	06/30/2023	USD	13,040	—(a)
U.S. Treasury 5 Year Note	6,105	06/30/2023	USD	653,760	(604)
					(604)
Short Contracts
U.S. Treasury Long Bond	(61)	06/21/2023	USD	(7,652)	33
U.S. Treasury 10 Year Note	(1,864)	06/21/2023	USD	(208,186)	110
U.S. Treasury 10 Year Ultra Note	(1,017)	06/21/2023	USD	(119,307)	46
U.S. Treasury Ultra Bond	(35)	06/21/2023	USD	(4,749)	(49)
					140
					(464)

Abbreviations
USD	United States Dollar

(a)	Amount rounds to less than one thousand.
Centrally Cleared Credit default swap contracts outstanding - buy protection(*) as of February 28, 2023 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.HY.39-V1	5.00	Quarterly	12/20/2027	4.61	USD 61,500	2,684	(4,189)	(1,505)

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
CDX	Credit Default Swap Index
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

324	J.P. Morgan Income Funds	February 28, 2023

STATEMENTS OF ASSETS AND LIABILITIES
AS OF February 28, 2023
(Amounts in thousands, except per share amounts)

	JPMorgan Core Bond Fund	JPMorgan Core Plus Bond Fund	JPMorgan Floating Rate Income Fund	JPMorgan Government Bond Fund
ASSETS:
Investments in non-affiliates, at value	$34,569,573	$15,922,394	$299,010	$1,710,028
Investments in affiliates, at value	1,056,388	826,935	20,388	123,090
Investments of cash collateral received from securities loaned, at value (See Note 2.F.)	—	548	—	—
Restricted cash for OTC derivatives	—	18	—	—
Cash	—	291	1,575	—
Foreign currency, at value	1	32	54	—
Deposits at broker for futures contracts	22,693	1,434	—	—
Deposits at broker for centrally cleared swaps	—	1,140	—	—
Receivables:
Due from custodian	95,897	32,182	—	—
Investment securities sold	2,242	6,397	4,293	—
Fund shares sold	47,851	18,166	664	2,149
Interest from non-affiliates	179,895	97,394	1,840	6,321
Dividends from affiliates	6,362	4,816	99	370
Variation margin on futures contracts	534	1,762	—	—
Variation margin on centrally cleared swaps	—	139	—	—
Total Assets	35,981,436	16,913,648	327,923	1,841,958
LIABILITIES:
Payables:
Due to custodian	—	—	—	—(a)
Investment securities purchased	222,552	76,214	11,442	—
Investment securities purchased — delayed delivery securities	607,599	444,982	—	29,021
Collateral received on securities loaned (See Note 2.F.)	—	548	—	—
Fund shares redeemed	26,490	10,973	3,579	2,794
Unrealized depreciation on forward foreign currency exchange contracts	—	2,668	—	—
Outstanding OTC swap contracts, at value	—	251	—	—
Accrued liabilities:
Investment advisory fees	7,411	3,697	102	311
Administration fees	1,170	831	1	62
Distribution fees	483	391	13	81
Service fees	1,744	391	21	124
Custodian and accounting fees	285	159	34	22
Trustees’ and Chief Compliance Officer’s fees	—(a)	—	—	—
Other	604	452	64	158
Total Liabilities	868,338	541,557	15,256	32,573
Net Assets	$35,113,098	$16,372,091	$312,667	$1,809,385

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	325

STATEMENTS OF ASSETS AND LIABILITIES
AS OF February 28, 2023 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Core Bond Fund	JPMorgan Core Plus Bond Fund	JPMorgan Floating Rate Income Fund	JPMorgan Government Bond Fund
NET ASSETS:
Paid-in-Capital	$39,307,152	$18,746,245	$674,630	$2,054,091
Total distributable earnings (loss)	(4,194,054)	(2,374,154)	(361,963)	(244,706)
Total Net Assets	$35,113,098	$16,372,091	$312,667	$1,809,385
Net Assets:
Class A	$1,857,712	$1,717,936	$49,383	$307,677
Class C	170,735	74,823	6,681	18,448
Class I	12,873,707	4,017,428	214,095	771,871
Class R2	47,603	36,819	—	14,068
Class R3	37,906	6,414	—	23,089
Class R4	336	5,397	—	9,154
Class R5	212,815	13,733	—	—
Class R6	19,912,284	10,499,541	42,508	665,078
Total	$35,113,098	$16,372,091	$312,667	$1,809,385
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	182,830	240,166	5,811	32,640
Class C	16,665	10,385	789	1,964
Class I	1,268,028	561,911	25,195	81,935
Class R2	4,691	5,147	—	1,494
Class R3	3,744	899	—	2,451
Class R4	33	756	—	972
Class R5	20,997	1,920	—	—
Class R6	1,958,387	1,467,083	5,002	70,618
Net Asset Value (a):
Class A — Redemption price per share	$10.16	$7.15	$8.50	$9.43
Class C — Offering price per share (b)	10.25	7.20	8.47	9.40
Class I — Offering and redemption price per share	10.15	7.15	8.50	9.42
Class R2 — Offering and redemption price per share	10.15	7.15	—	9.42
Class R3 — Offering and redemption price per share	10.13	7.14	—	9.42
Class R4 — Offering and redemption price per share	10.14	7.14	—	9.42
Class R5 — Offering and redemption price per share	10.14	7.15	—	—
Class R6 — Offering and redemption price per share	10.17	7.16	8.50	9.42
Class A maximum sales charge	3.75%	3.75%	2.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$10.56	$7.43	$8.70	$9.80
Cost of investments in non-affiliates	$38,391,751	$17,781,417	$310,698	$1,921,099
Cost of investments in affiliates	1,056,242	826,837	20,388	123,090
Cost of foreign currency	1	35	59	—
Investment securities on loan, at value (See Note 2.F.)	—	1	—	—
Cost of investment of cash collateral (See Note 2.F.)	—	548	—	—
Net upfront payments/(receipts) on centrally cleared swaps	—	11,442	—	—
Net upfront payments/(receipts) on OTC swap contracts	—	421	—	—

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

326	J.P. Morgan Income Funds	February 28, 2023

	JPMorgan High Yield Fund	JPMorgan Income Fund	JPMorgan Limited Duration Bond Fund	JPMorgan Mortgage-Backed Securities Fund
ASSETS:
Investments in non-affiliates, at value	$4,474,647	$10,752,232	$1,038,224	$3,861,936
Investments in affiliates, at value	12,389	225,246	98,193	149,512
Restricted cash for OTC derivatives	—	48,130	—	—
Cash	493	5,043	—	—
Foreign currency, at value	623	1	—	—
Deposits at broker for futures contracts	—	59,757	—	—
Deposits at broker for centrally cleared swaps	—	5,096	—	—
Receivables:
Investment securities sold	8,700	10,353	—	12
Investment securities sold — delayed delivery securities	706	646,960	—	—
Fund shares sold	8,282	7,301	296	2,470
Interest from non-affiliates	70,725	88,857	2,795	12,708
Dividends from non-affiliates	—	8	—	—
Dividends from affiliates	470	1,009	694	749
Variation margin on futures contracts	—	648	—	201
Total Assets	4,577,035	11,850,641	1,140,202	4,027,588
LIABILITIES:
Payables:
Due to custodian	—	—	342	457
Distributions	—	796	—	—
TBA short commitments, at value	—	636,680	—	—
Investment securities purchased	14,806	252,621	—	4,033
Investment securities purchased — delayed delivery securities	15,620	755,901	13,311	111,187
Interest expense to non-affiliates on securities sold short	—	260	—	—
Fund shares redeemed	5,222	56,679	2,532	2,289
Unrealized depreciation on forward foreign currency exchange contracts	—	6,909	—	—
Variation margin on centrally cleared swaps	—	186	—	—
Outstanding OTC swap contracts, at value	—	50,482	—	—
Accrued liabilities:
Investment advisory fees	1,607	2,244	123	527
Administration fees	153	557	42	85
Distribution fees	97	462	39	28
Service fees	139	23	62	218
Custodian and accounting fees	51	161	20	63
Trustees’ and Chief Compliance Officer’s fees	—	1	—	1
Other	629	706	43	218
Total Liabilities	38,324	1,764,668	16,514	119,106
Net Assets	$4,538,711	$10,085,973	$1,123,688	$3,908,482
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	327

STATEMENTS OF ASSETS AND LIABILITIES
AS OF February 28, 2023 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan High Yield Fund	JPMorgan Income Fund	JPMorgan Limited Duration Bond Fund	JPMorgan Mortgage-Backed Securities Fund
NET ASSETS:
Paid-in-Capital	$5,592,911	$11,737,909	$1,185,525	$4,443,273
Total distributable earnings (loss)	(1,054,200)	(1,651,936)	(61,837)	(534,791)
Total Net Assets	$4,538,711	$10,085,973	$1,123,688	$3,908,482
Net Assets:
Class A	$406,279	$509,503	$166,608	$115,123
Class C	30,659	625,211	11,484	10,343
Class I	674,485	5,667,171	229,420	1,743,676
Class R2	3,291	—	—	—
Class R3	226	—	—	—
Class R4	65	—	—	—
Class R5	4,000	—	—	—
Class R6	3,419,706	3,284,088	716,176	2,039,340
Total	$4,538,711	$10,085,973	$1,123,688	$3,908,482
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	65,723	61,671	17,232	11,189
Class C	4,944	75,663	1,202	1,038
Class I	108,363	686,762	23,734	174,544
Class R2	533	—	—	—
Class R3	36	—	—	—
Class R4	11	—	—	—
Class R5	640	—	—	—
Class R6	548,844	398,092	73,956	204,193
Net Asset Value (a):
Class A — Redemption price per share	$6.18	$8.26	$9.67	$10.29
Class C — Offering price per share (b)	6.20	8.26	9.56	9.96
Class I — Offering and redemption price per share	6.22	8.25	9.67	9.99
Class R2 — Offering and redemption price per share	6.17	—	—	—
Class R3 — Offering and redemption price per share	6.23	—	—	—
Class R4 — Offering and redemption price per share	6.23	—	—	—
Class R5 — Offering and redemption price per share	6.25	—	—	—
Class R6 — Offering and redemption price per share	6.23	8.25	9.68	9.99
Class A maximum sales charge	3.75%	3.75%	2.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$6.42	$8.58	$9.89	$10.69
Cost of investments in non-affiliates	$4,943,365	$12,002,268	$1,087,813	$4,284,483
Cost of investments in affiliates	12,389	225,266	98,156	149,485
Cost of foreign currency	707	1	—	—
Proceeds from short TBAs	—	644,406	—	—
Net upfront payments/(receipts) on centrally cleared swaps	—	(3,051)	—	—
Net upfront payments/(receipts) on OTC swap contracts	—	(15,092)	—	—

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

328	J.P. Morgan Income Funds	February 28, 2023

	JPMorgan Preferred and Income Securities Fund	JPMorgan Short Duration Bond Fund	JPMorgan Short Duration Core Plus Fund
ASSETS:
Investments in non-affiliates, at value	$699,695	$6,814,841	$4,370,928
Investments in affiliates, at value	14,895	289,870	117,008
Cash	107	63	675
Foreign currency, at value	—	—	4
Deferred offering costs (See Note 2.J.)	9	—	—
Receivables:
Investment securities sold	14,015	76,384	13,462
Fund shares sold	3,849	8,454	2,139
Interest from non-affiliates	10,081	33,089	29,729
Dividends from non-affiliates	270	—	—
Dividends from affiliates	2	1,003	15
Total Assets	742,923	7,223,704	4,533,960
LIABILITIES:
Payables:
Distributions	1	—	—
Investment securities purchased	28,555	70,451	26,831
Investment securities purchased — delayed delivery securities	—	44,175	9,508
Fund shares redeemed	1,786	12,022	7,483
Variation margin on futures contracts	—	503	257
Variation margin on centrally cleared swaps	—	—	131
Accrued liabilities:
Investment advisory fees	198	968	740
Administration fees	1	296	184
Distribution fees	9	140	90
Service fees	13	103	118
Custodian and accounting fees	9	84	64
Trustees’ and Chief Compliance Officer’s fees	3	—(a)	—(a)
Other	74	546	589
Total Liabilities	30,649	129,288	45,995
Net Assets	$712,274	$7,094,416	$4,487,965

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	329

STATEMENTS OF ASSETS AND LIABILITIES
AS OF February 28, 2023 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Preferred and Income Securities Fund	JPMorgan Short Duration Bond Fund	JPMorgan Short Duration Core Plus Fund
NET ASSETS:
Paid-in-Capital	$715,185	$7,646,534	$5,203,966
Total distributable earnings (loss)	(2,911)	(552,118)	(716,001)
Total Net Assets	$712,274	$7,094,416	$4,487,965
Net Assets:
Class A	$15,246	$646,165	$369,487
Class C	10,594	25,387	30,862
Class I	331,170	1,566,171	2,180,474
Class R6	355,264	4,856,693	1,907,142
Total	$712,274	$7,094,416	$4,487,965
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,642	61,722	41,324
Class C	1,143	2,407	3,460
Class I	35,704	149,398	243,863
Class R6	38,295	463,274	213,335
Net Asset Value (a):
Class A — Redemption price per share	$9.28	$10.47	$8.94
Class C — Offering price per share (b)	9.27	10.55	8.92
Class I — Offering and redemption price per share	9.28	10.48	8.94
Class R6 — Offering and redemption price per share	9.28	10.48	8.94
Class A maximum sales charge	3.75%	2.25%	2.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$9.64	$10.71	$9.15
Cost of investments in non-affiliates	$702,837	$7,161,383	$4,727,936
Cost of investments in affiliates	14,892	289,870	116,998
Cost of foreign currency	—	—	4
Net upfront payments/(receipts) on centrally cleared swaps	—	—	2,684

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

330	J.P. Morgan Income Funds	February 28, 2023

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED February 28, 2023
(Amounts in thousands)

	JPMorgan Core Bond Fund	JPMorgan Core Plus Bond Fund	JPMorgan Floating Rate Income Fund	JPMorgan Government Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1,068,838	$587,091	$28,470	$49,038
Interest income from affiliates	12	5	43	—
Dividend income from non-affiliates	—	193	—	—
Dividend income from affiliates	19,013	13,749	347	1,875
Income from securities lending (net) (See Note 2.F.)	—	7	—	—
Total investment income	1,087,863	601,045	28,860	50,913
EXPENSES:
Investment advisory fees	93,089	47,642	2,681	5,610
Administration fees	14,558	10,438	366	1,503
Distribution fees:
Class A	4,688	4,360	126	872
Class C	1,387	657	61	163
Class R2	257	191	—	81
Class R3	59	15	—	62
Service fees:
Class A	4,688	4,360	126	872
Class C	462	219	20	54
Class I	28,752	8,840	617	2,389
Class R2	129	96	—	40
Class R3	59	15	—	62
Class R4	1	12	—	27
Class R5	227	14	—	—
Custodian and accounting fees	1,314	745	137	112
Interest expense to affiliates	93	21	9	—(a)
Professional fees	247	197	118	77
Trustees’ and Chief Compliance Officer’s fees	147	82	27	32
Printing and mailing costs	996	434	6	79
Registration and filing fees	802	436	55	179
Transfer agency fees (See Note 2.L.)	422	249	10	93
Other	678	466	17	73
Total expenses	153,055	79,489	4,376	12,380
Less fees waived	(13,497)	(9,645)	(710)	(2,575)
Less expense reimbursements	(7)	(4)	(2)	(15)
Net expenses	139,551	69,840	3,664	9,790
Net investment income (loss)	948,312	531,205	25,196	41,123

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	331

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED February 28, 2023 (continued)
(Amounts in thousands)
	JPMorgan Core Bond Fund	JPMorgan Core Plus Bond Fund	JPMorgan Floating Rate Income Fund	JPMorgan Government Bond Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(333,294)	$(304,309)	$(26,334)	$(25,550)
Investments in affiliates	202	(105)	—	—
Futures contracts	(27,716)	(100,870)	—	—
Foreign currency transactions	—	(73)	—(a)	—
Forward foreign currency exchange contracts	—	(442)	—	—
Swaps	—	(1,649)	(61)	—
Net realized gain (loss)	(360,808)	(407,448)	(26,395)	(25,550)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(3,739,321)	(1,664,966)	(5,501)	(226,549)
Investments in affiliates	(173)	15	—	—
Futures contracts	(3,408)	(7,343)	—	—
Foreign currency translations	—	(23)	(3)	—
Forward foreign currency exchange contracts	—	(3,957)	—	—
Swaps	—	(16,040)	30	—
Unfunded commitments	—	—	14	—
Change in net unrealized appreciation/depreciation	(3,742,902)	(1,692,314)	(5,460)	(226,549)
Net realized/unrealized gains (losses)	(4,103,710)	(2,099,762)	(31,855)	(252,099)
Change in net assets resulting from operations	$(3,155,398)	$(1,568,557)	$(6,659)	$(210,976)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

332	J.P. Morgan Income Funds	February 28, 2023

	JPMorgan High Yield Fund	JPMorgan Income Fund	JPMorgan Limited Duration Bond Fund	JPMorgan Mortgage-Backed Securities Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$295,508	$518,144	$29,419	$115,671
Interest income from affiliates	2	22	—	1
Dividend income from non-affiliates	5,731	2,634	—	—
Dividend income from affiliates	2,622	2,319	2,388	2,432
Total investment income	303,863	523,119	31,807	118,104
EXPENSES:
Investment advisory fees	23,657	31,593	2,397	10,076
Administration fees	3,549	7,697	899	3,023
Distribution fees:
Class A	1,029	1,349	461	335
Class C	255	5,223	97	93
Class R2	19	—	—	—
Class R3	1	—	—	—
Service fees:
Class A	1,029	1,349	461	335
Class C	85	1,741	32	31
Class I	2,246	15,409	608	4,535
Class R2	9	—	—	—
Class R3	1	—	—	—
Class R4	—(a)	—	—	—
Class R5	7	—	—	—
Custodian and accounting fees	217	796	119	349
Interest expense to affiliates	16	61	1	10
Professional fees	125	185	78	100
Trustees’ and Chief Compliance Officer’s fees	42	65	29	40
Printing and mailing costs	195	351	31	192
Registration and filing fees	216	212	77	159
Transfer agency fees (See Note 2.L.)	76	104	23	45
Other	44	278	33	165
Total expenses	32,818	66,413	5,346	19,488
Less fees waived	(6,028)	(17,666)	(1,101)	(6,152)
Less expense reimbursements	(32)	(21)	(2)	(2)
Net expenses	26,758	48,726	4,243	13,334
Net investment income (loss)	277,105	474,393	27,564	104,770

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	333

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED February 28, 2023 (continued)
(Amounts in thousands)
	JPMorgan High Yield Fund	JPMorgan Income Fund	JPMorgan Limited Duration Bond Fund	JPMorgan Mortgage-Backed Securities Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(80,703)	$(330,512)	$(924)	$(82,611)
Investments in affiliates	—	22	1	(17)
Options purchased	—	(5,433)	—	—
Futures contracts	—	(12,592)	—	(12,921)
Foreign currency transactions	—(a)	(48)	—	—
Forward foreign currency exchange contracts	—	(2,327)	—	—
Options written	—	35,067	—	—
Swaps	(36)	31,841	—	—
Net realized gain (loss)	(80,739)	(283,982)	(923)	(95,549)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(538,912)	(791,177)	(38,875)	(350,602)
Investments in affiliates	—	(20)	16	30
Options purchased	—	(34,517)	—	—
Futures contracts	—	11,884	—	(276)
Foreign currency translations	(37)	—	—	—
Forward foreign currency exchange contracts	—	(8,878)	—	—
Swaps	—	(43,153)	—	—
Unfunded commitments	2	—	—	—
Change in net unrealized appreciation/depreciation	(538,947)	(865,861)	(38,859)	(350,848)
Net realized/unrealized gains (losses)	(619,686)	(1,149,843)	(39,782)	(446,397)
Change in net assets resulting from operations	$(342,581)	$(675,450)	$(12,218)	$(341,627)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

334	J.P. Morgan Income Funds	February 28, 2023

	JPMorgan Preferred and Income Securities Fund (a)	JPMorgan Short Duration Bond Fund	JPMorgan Short Duration Core Plus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$17,081	$146,904	$154,859
Interest income from affiliates	—	—(b)	—(b)
Dividend income from non-affiliates	1,087	—	277
Dividend income from affiliates	437	6,574	5,397
Total investment income	18,605	153,478	160,533
EXPENSES:
Investment advisory fees	1,607	17,521	14,193
Administration fees	241	5,946	4,253
Distribution fees:
Class A	14	1,654	1,057
Class C (c)	23	182	271
Service fees:
Class A	14	1,654	1,057
Class C (c)	8	61	90
Class I	303	5,127	7,390
Custodian and accounting fees	24	473	344
Interest expense to affiliates	—(b)	5	3
Professional fees	119	122	149
Trustees’ and Chief Compliance Officer’s fees	25	56	48
Printing and mailing costs	49	196	205
Registration and filing fees	161	619	853
Transfer agency fees (See Note 2.L.)	4	87	52
Offering costs (See Note 2.J.)	91	—	—
Other	13	155	175
Total expenses	2,696	33,858	30,140
Less fees waived	(717)	(8,462)	(8,399)
Less expense reimbursements	(125)	(3)	(3)
Net expenses	1,854	25,393	21,738
Net investment income (loss)	16,751	128,085	138,795

(a)
Commencement of operations was March 31, 2022.
(b)
Amount rounds to less than one thousand.
(c)
Commencement of offering of class of shares effective August 1, 2022 for JPMorgan Preferred and Income Securities Fund.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	335

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED February 28, 2023 (continued)
(Amounts in thousands)
	JPMorgan Preferred and Income Securities Fund (a)	JPMorgan Short Duration Bond Fund	JPMorgan Short Duration Core Plus Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(378)	$(148,952)	$(336,993)
Investments in affiliates	6	—	(124)
Futures contracts	—	(16,178)	49,229
Swaps	—	—	(192)
Net realized gain (loss)	(372)	(165,130)	(288,080)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(3,142)	(155,924)	(125,877)
Investments in affiliates	3	—	61
Futures contracts	—	(5,201)	3,857
Swaps	—	—	(3,814)
Change in net unrealized appreciation/depreciation	(3,139)	(161,125)	(125,773)
Net realized/unrealized gains (losses)	(3,511)	(326,255)	(413,853)
Change in net assets resulting from operations	$13,240	$(198,170)	$(275,058)

(a)
Commencement of operations was March 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

336	J.P. Morgan Income Funds	February 28, 2023

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Core Bond Fund		JPMorgan Core Plus Bond Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$948,312	$733,611	$531,205	$404,062
Net realized gain (loss)	(360,808)	120,584	(407,448)	24,258
Change in net unrealized appreciation/depreciation	(3,742,902)	(1,599,774)	(1,692,314)	(725,448)
Change in net assets resulting from operations	(3,155,398)	(745,579)	(1,568,557)	(297,128)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(46,966)	(57,031)	(53,247)	(55,877)
Class C	(3,451)	(5,090)	(2,045)	(2,943)
Class I	(321,795)	(326,463)	(118,864)	(124,236)
Class R2	(1,093)	(1,594)	(1,017)	(1,136)
Class R3	(614)	(557)	(175)	(208)
Class R4	(13)	(12)	(164)	(171)
Class R5	(6,371)	(8,235)	(472)	(569)
Class R6	(566,936)	(609,965)	(358,031)	(342,749)
Total distributions to shareholders	(947,239)	(1,008,947)	(534,015)	(527,889)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	3,586,371	2,665,103	1,814,871	1,652,683
NET ASSETS:
Change in net assets	(516,266)	910,577	(287,701)	827,666
Beginning of period	35,629,364	34,718,787	16,659,792	15,832,126
End of period	$35,113,098	$35,629,364	$16,372,091	$16,659,792
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	337

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Floating Rate Income Fund		JPMorgan Government Bond Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$25,196	$20,038	$41,123	$42,017
Net realized gain (loss)	(26,395)	(162)	(25,550)	(5,414)
Change in net unrealized appreciation/depreciation	(5,460)	(5,215)	(226,549)	(108,486)
Change in net assets resulting from operations	(6,659)	14,661	(210,976)	(71,883)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(2,767)	(1,025)	(6,358)	(5,697)
Class C	(388)	(226)	(266)	(233)
Class I	(13,557)	(8,666)	(19,448)	(23,334)
Class R2	—	—	(240)	(221)
Class R3	—	—	(427)	(366)
Class R4	—	—	(212)	(335)
Class R6	(8,485)	(11,247)	(14,076)	(12,121)
Total distributions to shareholders	(25,197)	(21,164)	(41,027)	(42,307)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(354,802)	110,214	(440,905)	(533,543)
NET ASSETS:
Change in net assets	(386,658)	103,711	(692,908)	(647,733)
Beginning of period	699,325	595,614	2,502,293	3,150,026
End of period	$312,667	$699,325	$1,809,385	$2,502,293
SEE NOTES TO FINANCIAL STATEMENTS.

338	J.P. Morgan Income Funds	February 28, 2023

	JPMorgan High Yield Fund		JPMorgan Income Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$277,105	$307,319	$474,393	$451,427
Net realized gain (loss)	(80,739)	169,700	(283,982)	14,910
Distributions of capital gains received from investment company affiliates	—	—	—	—(a)
Change in net unrealized appreciation/depreciation	(538,947)	(286,332)	(865,861)	(500,800)
Change in net assets resulting from operations	(342,581)	190,687	(675,450)	(34,463)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(23,991)	(20,061)	(24,215)	(25,270)
Class C	(1,774)	(1,926)	(27,054)	(30,665)
Class I	(51,321)	(90,930)	(292,696)	(278,981)
Class R2	(205)	(211)	—	—
Class R3	(15)	(15)	—	—
Class R4	(2)	(2)	—	—
Class R5	(400)	(614)	—	—
Class R6	(207,267)	(205,271)	(149,342)	(129,974)
Total distributions to shareholders	(284,975)	(319,030)	(493,307)	(464,890)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(301,017)	(2,191,956)	(840,592)	3,482,553
NET ASSETS:
Change in net assets	(928,573)	(2,320,299)	(2,009,349)	2,983,200
Beginning of period	5,467,284	7,787,583	12,095,322	9,112,122
End of period	$4,538,711	$5,467,284	$10,085,973	$12,095,322

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	339

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Limited Duration Bond Fund		JPMorgan Mortgage-Backed Securities Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$27,564	$13,749	$104,770	$79,391
Net realized gain (loss)	(923)	96	(95,549)	(14,868)
Change in net unrealized appreciation/depreciation	(38,859)	(28,183)	(350,848)	(155,182)
Change in net assets resulting from operations	(12,218)	(14,338)	(341,627)	(90,659)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(3,568)	(1,439)	(2,857)	(2,354)
Class C	(183)	(33)	(210)	(162)
Class I	(5,342)	(2,987)	(45,391)	(34,538)
Class R6	(17,912)	(9,565)	(55,541)	(46,402)
Total distributions to shareholders	(27,005)	(14,024)	(103,999)	(83,456)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(107,791)	(190,344)	(296,770)	(281,241)
NET ASSETS:
Change in net assets	(147,014)	(218,706)	(742,396)	(455,356)
Beginning of period	1,270,702	1,489,408	4,650,878	5,106,234
End of period	$1,123,688	$1,270,702	$3,908,482	$4,650,878
SEE NOTES TO FINANCIAL STATEMENTS.

340	J.P. Morgan Income Funds	February 28, 2023

	JPMorgan Preferred and Income Securities Fund	JPMorgan Short Duration Bond Fund
	Period Ended February 28, 2023 (a)	Year Ended February 28, 2023	Year Ended February 28, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$16,751	$128,085	$95,806
Net realized gain (loss)	(372)	(165,130)	(10,745)
Change in net unrealized appreciation/depreciation	(3,139)	(161,125)	(259,369)
Change in net assets resulting from operations	13,240	(198,170)	(174,308)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(271)	(9,393)	(6,017)
Class C (b)	(134)	(223)	(115)
Class I	(6,043)	(32,057)	(36,521)
Class R6	(9,703)	(88,013)	(85,564)
Total distributions to shareholders	(16,151)	(129,686)	(128,217)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	715,185	(3,324,886)	2,589,811
NET ASSETS:
Change in net assets	712,274	(3,652,742)	2,287,286
Beginning of period	—	10,747,158	8,459,872
End of period	$712,274	$7,094,416	$10,747,158

(a)
Commencement of operations was March 31, 2022.
(b)
Commencement of offering of class of shares effective August 1, 2022 for JPMorgan Preferred and Income Securities Fund.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	341

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Short Duration Core Plus Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$138,795	$138,438
Net realized gain (loss)	(288,080)	(41,116)
Change in net unrealized appreciation/depreciation	(125,773)	(302,868)
Change in net assets resulting from operations	(275,058)	(205,546)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(10,055)	(7,526)
Class C	(675)	(553)
Class I	(75,832)	(63,139)
Class R6	(59,340)	(99,493)
Total distributions to shareholders	(145,902)	(170,711)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(4,499,239)	3,099,895
NET ASSETS:
Change in net assets	(4,920,199)	2,723,638
Beginning of period	9,408,164	6,684,526
End of period	$4,487,965	$9,408,164
SEE NOTES TO FINANCIAL STATEMENTS.

342	J.P. Morgan Income Funds	February 28, 2023

	JPMorgan Core Bond Fund		JPMorgan Core Plus Bond Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$420,855	$392,310	$361,980	$522,288
Distributions reinvested	45,623	55,434	52,328	54,876
Cost of shares redeemed	(490,492)	(613,291)	(352,641)	(364,114)
Change in net assets resulting from Class A capital transactions	(24,014)	(165,547)	61,667	213,050
Class C
Proceeds from shares issued	42,537	20,642	14,942	11,920
Distributions reinvested	3,388	4,988	2,027	2,913
Cost of shares redeemed	(77,750)	(132,228)	(41,812)	(53,165)
Change in net assets resulting from Class C capital transactions	(31,825)	(106,598)	(24,843)	(38,332)
Class I
Proceeds from shares issued	7,079,166	3,870,899	2,557,941	1,471,653
Distributions reinvested	303,592	307,684	110,074	119,878
Cost of shares redeemed	(4,963,179)	(3,814,641)	(2,166,180)	(1,146,232)
Change in net assets resulting from Class I capital transactions	2,419,579	363,942	501,835	445,299
Class R2
Proceeds from shares issued	10,987	14,296	5,522	8,150
Distributions reinvested	1,086	1,582	1,014	1,131
Cost of shares redeemed	(25,954)	(25,074)	(7,849)	(8,890)
Change in net assets resulting from Class R2 capital transactions	(13,881)	(9,196)	(1,313)	391
Class R3
Proceeds from shares issued	23,634	6,690	2,479	2,170
Distributions reinvested	367	366	160	192
Cost of shares redeemed	(6,314)	(5,980)	(1,832)	(5,857)
Change in net assets resulting from Class R3 capital transactions	17,687	1,076	807	(3,495)
Class R4
Proceeds from shares issued	215	445	4,622	1,309
Distributions reinvested	13	12	164	171
Cost of shares redeemed	(468)	(215)	(1,910)	(3,629)
Change in net assets resulting from Class R4 capital transactions	(240)	242	2,876	(2,149)
Class R5
Proceeds from shares issued	70,888	109,021	1,558	4,397
Distributions reinvested	4,802	6,270	472	569
Cost of shares redeemed	(105,287)	(109,975)	(3,056)	(5,011)
Change in net assets resulting from Class R5 capital transactions	(29,597)	5,316	(1,026)	(45)
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	343

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Core Bond Fund		JPMorgan Core Plus Bond Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$5,628,486	$7,099,572	$3,768,108	$3,626,789
Distributions reinvested	552,048	599,478	350,108	338,683
Cost of shares redeemed	(4,931,872)	(5,123,182)	(2,843,348)	(2,927,508)
Change in net assets resulting from Class R6 capital transactions	1,248,662	2,575,868	1,274,868	1,037,964
Total change in net assets resulting from capital transactions	$3,586,371	$2,665,103	$1,814,871	$1,652,683
SHARE TRANSACTIONS:
Class A
Issued	40,296	32,873	48,428	61,621
Reinvested	4,385	4,658	7,120	6,485
Redeemed	(46,621)	(51,531)	(47,480)	(43,147)
Change in Class A Shares	(1,940)	(14,000)	8,068	24,959
Class C
Issued	4,055	1,716	2,019	1,395
Reinvested	323	416	274	342
Redeemed	(7,327)	(11,013)	(5,588)	(6,232)
Change in Class C Shares	(2,949)	(8,881)	(3,295)	(4,495)
Class I
Issued	677,624	326,447	348,258	174,880
Reinvested	29,229	25,882	14,974	14,176
Redeemed	(473,459)	(320,681)	(292,017)	(135,697)
Change in Class I Shares	233,394	31,648	71,215	53,359
Class R2
Issued	1,055	1,208	746	960
Reinvested	104	133	138	134
Redeemed	(2,427)	(2,113)	(1,050)	(1,050)
Change in Class R2 Shares	(1,268)	(772)	(166)	44
Class R3
Issued	2,335	562	338	256
Reinvested	36	31	22	23
Redeemed	(601)	(503)	(248)	(691)
Change in Class R3 Shares	1,770	90	112	(412)
Class R4
Issued	21	37	616	155
Reinvested	1	1	22	20
Redeemed	(45)	(18)	(263)	(433)
Change in Class R4 Shares	(23)	20	375	(258)
SEE NOTES TO FINANCIAL STATEMENTS.

344	J.P. Morgan Income Funds	February 28, 2023

	JPMorgan Core Bond Fund		JPMorgan Core Plus Bond Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
SHARE TRANSACTIONS: (continued)
Class R5
Issued	6,733	9,160	210	518
Reinvested	462	528	64	67
Redeemed	(9,907)	(9,222)	(409)	(593)
Change in Class R5 Shares	(2,712)	466	(135)	(8)
Class R6
Issued	537,164	594,377	499,204	429,398
Reinvested	52,981	50,369	47,611	39,994
Redeemed	(470,123)	(428,663)	(381,309)	(344,031)
Change in Class R6 Shares	120,022	216,083	165,506	125,361
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	345

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Floating Rate Income Fund		JPMorgan Government Bond Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$29,097	$35,770	$80,035	$99,565
Distributions reinvested	2,764	1,024	4,583	4,149
Cost of shares redeemed	(25,866)	(14,401)	(150,702)	(161,622)
Change in net assets resulting from Class A capital transactions	5,995	22,393	(66,084)	(57,908)
Class C
Proceeds from shares issued	1,494	2,841	2,064	3,485
Distributions reinvested	388	226	253	222
Cost of shares redeemed	(3,797)	(2,972)	(10,048)	(22,242)
Change in net assets resulting from Class C capital transactions	(1,915)	95	(7,731)	(18,535)
Class I
Proceeds from shares issued	47,423	109,379	511,823	476,502
Distributions reinvested	13,089	8,412	16,620	20,428
Cost of shares redeemed	(134,743)	(77,574)	(946,442)	(838,365)
Change in net assets resulting from Class I capital transactions	(74,231)	40,217	(417,999)	(341,435)
Class R2
Proceeds from shares issued	—	—	4,877	5,730
Distributions reinvested	—	—	230	211
Cost of shares redeemed	—	—	(10,195)	(13,422)
Change in net assets resulting from Class R2 capital transactions	—	—	(5,088)	(7,481)
Class R3
Proceeds from shares issued	—	—	6,469	8,502
Distributions reinvested	—	—	145	119
Cost of shares redeemed	—	—	(10,038)	(11,187)
Change in net assets resulting from Class R3 capital transactions	—	—	(3,424)	(2,566)
Class R4
Proceeds from shares issued	—	—	5,024	4,373
Distributions reinvested	—	—	212	335
Cost of shares redeemed	—	—	(13,154)	(13,724)
Change in net assets resulting from Class R4 capital transactions	—	—	(7,918)	(9,016)
SEE NOTES TO FINANCIAL STATEMENTS.

346	J.P. Morgan Income Funds	February 28, 2023

	JPMorgan Floating Rate Income Fund		JPMorgan Government Bond Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$26,392	$132,636	$237,555	$197,091
Distributions reinvested	8,485	11,247	11,335	9,743
Cost of shares redeemed	(319,528)	(96,374)	(181,551)	(303,436)
Change in net assets resulting from Class R6 capital transactions	(284,651)	47,509	67,339	(96,602)
Total change in net assets resulting from capital transactions	$(354,802)	$110,214	$(440,905)	$(533,543)
SHARE TRANSACTIONS:
Class A
Issued	3,378	4,000	8,228	9,118
Reinvested	328	115	473	380
Redeemed	(3,039)	(1,612)	(15,427)	(14,791)
Change in Class A Shares	667	2,503	(6,726)	(5,293)
Class C
Issued	173	319	218	319
Reinvested	46	25	26	20
Redeemed	(449)	(333)	(1,031)	(2,040)
Change in Class C Shares	(230)	11	(787)	(1,701)
Class I
Issued	5,556	12,229	52,320	43,607
Reinvested	1,551	943	1,710	1,873
Redeemed	(15,831)	(8,675)	(96,355)	(76,906)
Change in Class I Shares	(8,724)	4,497	(42,325)	(31,426)
Class R2
Issued	—	—	500	524
Reinvested	—	—	24	19
Redeemed	—	—	(1,042)	(1,228)
Change in Class R2 Shares	—	—	(518)	(685)
Class R3
Issued	—	—	663	779
Reinvested	—	—	15	11
Redeemed	—	—	(1,025)	(1,021)
Change in Class R3 Shares	—	—	(347)	(231)
Class R4
Issued	—	—	514	399
Reinvested	—	—	22	31
Redeemed	—	—	(1,332)	(1,255)
Change in Class R4 Shares	—	—	(796)	(825)
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	347

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Floating Rate Income Fund		JPMorgan Government Bond Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
SHARE TRANSACTIONS: (continued)
Class R6
Issued	3,069	14,827	24,635	18,023
Reinvested	1,001	1,260	1,172	894
Redeemed	(37,972)	(10,804)	(18,596)	(27,741)
Change in Class R6 Shares	(33,902)	5,283	7,211	(8,824)
SEE NOTES TO FINANCIAL STATEMENTS.

348	J.P. Morgan Income Funds	February 28, 2023

	JPMorgan High Yield Fund		JPMorgan Income Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$153,213	$181,335	$151,471	$268,318
Distributions reinvested	23,603	19,657	23,632	24,854
Cost of shares redeemed	(167,543)	(142,616)	(212,860)	(313,993)
Change in net assets resulting from Class A capital transactions	9,273	58,376	(37,757)	(20,821)
Class C
Proceeds from shares issued	5,496	5,584	77,688	230,420
Distributions reinvested	1,716	1,868	26,669	30,366
Cost of shares redeemed	(14,343)	(17,351)	(266,594)	(349,105)
Change in net assets resulting from Class C capital transactions	(7,131)	(9,899)	(162,237)	(88,319)
Class I
Proceeds from shares issued	1,556,708	1,331,856	3,196,815	5,159,640
Distributions reinvested	50,263	88,135	287,256	273,727
Cost of shares redeemed	(2,077,649)	(2,192,473)	(4,205,932)	(3,322,875)
Change in net assets resulting from Class I capital transactions	(470,678)	(772,482)	(721,861)	2,110,492
Class R2
Proceeds from shares issued	499	1,042	—	—
Distributions reinvested	203	210	—	—
Cost of shares redeemed	(1,521)	(1,924)	—	—
Change in net assets resulting from Class R2 capital transactions	(819)	(672)	—	—
Class R3
Proceeds from shares issued	182	62	—	—
Distributions reinvested	15	15	—	—
Cost of shares redeemed	(205)	(448)	—	—
Change in net assets resulting from Class R3 capital transactions	(8)	(371)	—	—
Class R4
Proceeds from shares issued	46	21	—	—
Distributions reinvested	2	2	—	—
Cost of shares redeemed	(9)	(31)	—	—
Change in net assets resulting from Class R4 capital transactions	39	(8)	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	349

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan High Yield Fund		JPMorgan Income Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
CAPITAL TRANSACTIONS: (continued)
Class R5
Proceeds from shares issued	$938	$4,561	$—	$—
Distributions reinvested	362	387	—	—
Cost of shares redeemed	(8,278)	(5,106)	—	—
Change in net assets resulting from Class R5 capital transactions	(6,978)	(158)	—	—
Class R6
Proceeds from shares issued	1,318,738	540,657	1,581,972	2,440,247
Distributions reinvested	205,777	203,491	147,369	129,356
Cost of shares redeemed	(1,349,230)	(2,210,890)	(1,648,078)	(1,088,402)
Change in net assets resulting from Class R6 capital transactions	175,285	(1,466,742)	81,263	1,481,201
Total change in net assets resulting from capital transactions	$(301,017)	$(2,191,956)	$(840,592)	$3,482,553
SHARE TRANSACTIONS:
Class A
Issued	24,254	25,179	17,726	28,248
Reinvested	3,757	2,745	2,789	2,627
Redeemed	(26,568)	(19,820)	(24,980)	(33,307)
Change in Class A Shares	1,443	8,104	(4,465)	(2,432)
Class C
Issued	874	774	9,108	24,223
Reinvested	272	260	3,146	3,209
Redeemed	(2,254)	(2,409)	(30,909)	(36,986)
Change in Class C Shares	(1,108)	(1,375)	(18,655)	(9,554)
Class I
Issued	241,866	184,054	372,924	543,662
Reinvested	7,893	12,203	33,922	28,993
Redeemed	(324,799)	(304,720)	(492,226)	(353,533)
Change in Class I Shares	(75,040)	(108,463)	(85,380)	219,122
Class R2
Issued	78	145	—	—
Reinvested	33	29	—	—
Redeemed	(243)	(267)	—	—
Change in Class R2 Shares	(132)	(93)	—	—
Class R3
Issued	28	9	—	—
Reinvested	2	2	—	—
Redeemed	(32)	(62)	—	—
Change in Class R3 Shares	(2)	(51)	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

350	J.P. Morgan Income Funds	February 28, 2023

	JPMorgan High Yield Fund		JPMorgan Income Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
SHARE TRANSACTIONS: (continued)
Class R4
Issued	8	3	—	—
Reinvested	—(a)	—(a)	—	—
Redeemed	(1)	(4)	—	—
Change in Class R4 Shares	7	(1)	—	—
Class R5
Issued	142	628	—	—
Reinvested	57	54	—	—
Redeemed	(1,256)	(702)	—	—
Change in Class R5 Shares	(1,057)	(20)	—	—
Class R6
Issued	201,393	74,756	183,722	257,321
Reinvested	32,468	28,195	17,433	13,716
Redeemed	(210,467)	(305,821)	(190,235)	(116,169)
Change in Class R6 Shares	23,394	(202,870)	10,920	154,868

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	351

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Limited Duration Bond Fund		JPMorgan Mortgage-Backed Securities Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$67,818	$67,315	$19,794	$47,683
Distributions reinvested	3,417	1,373	2,817	2,314
Cost of shares redeemed	(92,531)	(92,064)	(63,863)	(66,316)
Change in net assets resulting from Class A capital transactions	(21,296)	(23,376)	(41,252)	(16,319)
Class C
Proceeds from shares issued	4,734	2,845	1,176	3,776
Distributions reinvested	167	31	200	154
Cost of shares redeemed	(7,664)	(9,176)	(6,472)	(8,918)
Change in net assets resulting from Class C capital transactions	(2,763)	(6,300)	(5,096)	(4,988)
Class I
Proceeds from shares issued	142,752	72,428	1,287,584	1,046,456
Distributions reinvested	4,605	2,681	42,616	32,283
Cost of shares redeemed	(151,471)	(214,952)	(1,380,263)	(1,294,733)
Change in net assets resulting from Class I capital transactions	(4,114)	(139,843)	(50,063)	(215,994)
Class R6
Proceeds from shares issued	60,325	72,927	837,463	1,733,908
Distributions reinvested	17,722	9,472	52,119	45,090
Cost of shares redeemed	(157,665)	(103,224)	(1,089,941)	(1,822,938)
Change in net assets resulting from Class R6 capital transactions	(79,618)	(20,825)	(200,359)	(43,940)
Total change in net assets resulting from capital transactions	$(107,791)	$(190,344)	$(296,770)	$(281,241)
SHARE TRANSACTIONS:
Class A
Issued	6,978	6,645	1,865	4,055
Reinvested	353	136	268	197
Redeemed	(9,527)	(9,095)	(5,971)	(5,676)
Change in Class A Shares	(2,196)	(2,314)	(3,838)	(1,424)
Class C
Issued	494	284	114	330
Reinvested	18	3	20	14
Redeemed	(799)	(917)	(624)	(789)
Change in Class C Shares	(287)	(630)	(490)	(445)
SEE NOTES TO FINANCIAL STATEMENTS.

352	J.P. Morgan Income Funds	February 28, 2023

	JPMorgan Limited Duration Bond Fund		JPMorgan Mortgage-Backed Securities Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2023	Year Ended February 28, 2022
SHARE TRANSACTIONS: (continued)
Class I
Issued	14,707	7,152	124,069	91,506
Reinvested	476	265	4,172	2,831
Redeemed	(15,640)	(21,255)	(133,791)	(113,451)
Change in Class I Shares	(457)	(13,838)	(5,550)	(19,114)
Class R6
Issued	6,202	7,194	81,791	151,486
Reinvested	1,829	935	5,107	3,955
Redeemed	(16,289)	(10,194)	(104,547)	(159,744)
Change in Class R6 Shares	(8,258)	(2,065)	(17,649)	(4,303)
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	353

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Preferred and Income Securities Fund	JPMorgan Short Duration Bond Fund
	Period Ended February 28, 2023(a)	Year Ended February 28, 2023	Year Ended February 28, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$19,795	$389,203	$461,779
Distributions reinvested	269	9,295	5,953
Cost of shares redeemed	(5,034)	(405,113)	(371,796)
Change in net assets resulting from Class A capital transactions	15,030	(6,615)	95,936
Class C (b)
Proceeds from shares issued	11,163	15,925	11,545
Distributions reinvested	135	223	114
Cost of shares redeemed	(820)	(16,184)	(18,706)
Change in net assets resulting from Class C capital transactions	10,478	(36)	(7,047)
Class I
Proceeds from shares issued	392,032	648,028	3,186,102
Distributions reinvested	6,042	31,341	36,216
Cost of shares redeemed	(65,656)	(1,950,641)	(2,680,149)
Change in net assets resulting from Class I capital transactions	332,418	(1,271,272)	542,169
Class R6
Proceeds from shares issued	399,210	2,082,641	7,069,625
Distributions reinvested	9,699	84,837	84,839
Cost of shares redeemed	(51,650)	(4,214,441)	(5,195,711)
Change in net assets resulting from Class R6 capital transactions	357,259	(2,046,963)	1,958,753
Total change in net assets resulting from capital transactions	$715,185	$(3,324,886)	$2,589,811
SHARE TRANSACTIONS:
Class A
Issued	2,176	36,880	41,683
Reinvested	29	885	538
Redeemed	(563)	(38,402)	(33,597)
Change in Class A Shares	1,642	(637)	8,624
Class C (b)
Issued	1,219	1,503	1,034
Reinvested	14	21	10
Redeemed	(90)	(1,524)	(1,677)
Change in Class C Shares	1,143	—(c)	(633)

(a)
Commencement of operations was March 31, 2022.
(b)
Commencement of offering of class of shares effective August 1, 2022 for JPMorgan Preferred and Income Securities Fund.
(c)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

354	J.P. Morgan Income Funds	February 28, 2023

	JPMorgan Preferred and Income Securities Fund	JPMorgan Short Duration Bond Fund
	Period Ended February 28, 2023(a)	Year Ended February 28, 2023	Year Ended February 28, 2022
SHARE TRANSACTIONS: (continued)
Class I
Issued	42,338	61,316	286,503
Reinvested	666	2,974	3,272
Redeemed	(7,300)	(184,285)	(241,836)
Change in Class I Shares	35,704	(119,995)	47,939
Class R6
Issued	42,932	197,078	636,464
Reinvested	1,072	8,058	7,667
Redeemed	(5,709)	(396,372)	(469,241)
Change in Class R6 Shares	38,295	(191,236)	174,890

(a)
Commencement of operations was March 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	355

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Short Duration Core Plus Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$122,438	$368,776
Distributions reinvested	10,042	7,512
Cost of shares redeemed	(229,743)	(227,368)
Change in net assets resulting from Class A capital transactions	(97,263)	148,920
Class C
Proceeds from shares issued	8,084	29,062
Distributions reinvested	671	551
Cost of shares redeemed	(21,617)	(23,669)
Change in net assets resulting from Class C capital transactions	(12,862)	5,944
Class I
Proceeds from shares issued	1,026,967	4,328,858
Distributions reinvested	74,002	62,152
Cost of shares redeemed	(2,906,494)	(2,329,751)
Change in net assets resulting from Class I capital transactions	(1,805,525)	2,061,259
Class R6
Proceeds from shares issued	659,777	3,319,372
Distributions reinvested	59,108	99,485
Cost of shares redeemed	(3,302,474)	(2,535,085)
Change in net assets resulting from Class R6 capital transactions	(2,583,589)	883,772
Total change in net assets resulting from capital transactions	$(4,499,239)	$3,099,895
SHARE TRANSACTIONS:
Class A
Issued	13,447	37,609
Reinvested	1,113	771
Redeemed	(25,350)	(23,295)
Change in Class A Shares	(10,790)	15,085
Class C
Issued	890	2,968
Reinvested	75	57
Redeemed	(2,375)	(2,435)
Change in Class C Shares	(1,410)	590
Class I
Issued	112,613	442,605
Reinvested	8,188	6,379
Redeemed	(319,230)	(238,749)
Change in Class I Shares	(198,429)	210,235
SEE NOTES TO FINANCIAL STATEMENTS.

356	J.P. Morgan Income Funds	February 28, 2023

	JPMorgan Short Duration Core Plus Fund
	Year Ended February 28, 2023	Year Ended February 28, 2022
SHARE TRANSACTIONS: (continued)
Class R6
Issued	72,868	338,427
Reinvested	6,534	10,203
Redeemed	(357,665)	(262,082)
Change in Class R6 Shares	(278,263)	86,548
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	357

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED February 28, 2023
(Amounts in thousands)

	JPMorgan Core Plus Bond Fund	JPMorgan Income Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net decrease in net assets resulting from operations	$(1,568,557)	$(675,450)
Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of investment securities	(9,182,934)	(8,292,442)
Proceeds from disposition of investment securities	6,459,430	9,204,858
Purchases of short-term investments — affiliates, net	605,676	(44,889)
Change in unrealized (appreciation)/depreciation on investments in non-affiliates	1,664,966	791,177
Change in unrealized (appreciation)/depreciation on investments in affiliates	(15)	20
Change in unrealized (appreciation)/depreciation on options purchased	—	34,517
Net realized (gain)/loss on investments in non-affiliates	304,309	330,512
Net realized (gain)/loss on investments in affiliates	105	(22)
Net realized (gain)/loss on options purchased	—	5,433
Net amortization (accretion) of income	(6,662)	213,524
(Increase)/Decrease in interest receivable from non-affiliates	(11,579)	11,338
Increase in dividends receivable from affiliates	(4,771)	(1,006)
Decrease in securities lending income	1	—
Decrease in dividends receivable from non-affiliates	12	75
Decrease in variation margin receivable	5,899	1,156
Decrease in unrealized appreciation on forward foreign currency exchange contracts	3,142	4,587
Decrease in Interest expense payable to non-affiliates on securities sold short	—	(428)
Increase in due from custodian	(32,182)	—
Increase in outstanding swap contracts, at value, net	734	48,728
Increase in unrealized depreciation on forward foreign currency exchange contracts	815	4,291
Decrease in variation margin payable	—	(29,794)
Increase/(Decrease) in investment advisory fees payable	92	(623)
Increase/(Decrease) in administration fees payable	23	(108)
Decrease in distribution fees payable	(53)	(167)
Decrease in service fees payable	(19)	(104)
Increase in custodian and accounting fees payable	42	68
Increase in Trustees' and Chief Compliance Officer's fees	—	1
Increase/(Decrease) in other accrued expenses payable	(150)	689
Decrease in outstanding options written, at value	—	(35,067)
Net cash provided (used) by operating activities	(1,761,676)	1,570,874
Cash flows provided (used) by financing activities:
Due to custodian	—	(33,281)
Proceeds from shares issued	7,232,032	5,014,173
Payment for shares redeemed	(5,455,594)	(6,542,334)
Cash distributions paid to shareholders (net of reinvestments $516,347 and $484,926, respectively)	(17,668)	(8,135)
Net cash provided (used) by financing activities	1,758,770	(1,569,577)
Cash:
Net increase (decrease) in unrestricted and restricted cash, foreign currency and deposits at broker	(2,906)	1,297
Restricted and unrestricted cash and foreign currency at beginning of period	5,821	116,730
Restricted and unrestricted cash and foreign currency at end of period	$2,915	$118,027

Supplemental disclosure of cash flow information:
For the period ended February 28, 2023 the Funds paid approximately $21 and $489 in interest expense, respectively.
For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.
SEE NOTES TO FINANCIAL STATEMENTS.

358	J.P. Morgan Income Funds	February 28, 2023

Reconciliation of restricted and unrestricted cash and foreign currency at the end of period to the Statement of Assets and Liabilities:
	JPMorgan Core Plus Bond Fund	JPMorgan Core Plus Bond Fund	JPMorgan Income Fund	JPMorgan Income Fund
	February 28, 2022	February 28, 2023	February 28, 2022	February 28, 2023
Cash	$98	$291	$—	$5,043
Foreign currency, at value	287	32	—	1
Restricted cash for OTC derivatives	1,770	18	26,080	48,130
Restricted cash for delayed delivery securities	2,450	—	—	—
Deposits at broker:
Futures contracts	1,216	1,434	52,686	59,757
Centrally cleared swaps	—	1,140	37,964	5,096
	$5,821	$2,915	$116,730	$118,027
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	359

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Core Bond Fund
Class A
Year Ended February 28, 2023	$11.46	$0.26	$(1.30)	$(1.04)	$(0.26)	$— (d)	$(0.26)
Year Ended February 28, 2022	12.03	0.21	(0.48)	(0.27)	(0.21)	(0.09)	(0.30)
Year Ended February 28, 2021	12.27	0.25	(0.04)	0.21	(0.25)	(0.20)	(0.45)
Year Ended February 29, 2020	11.33	0.29	1.00	1.29	(0.29)	(0.06)	(0.35)
Year Ended February 28, 2019	11.33	0.29	0.01	0.30	(0.29)	(0.01)	(0.30)
Class C
Year Ended February 28, 2023	11.55	0.20	(1.30)	(1.10)	(0.20)	—(d)	(0.20)
Year Ended February 28, 2022	12.13	0.14	(0.49)	(0.35)	(0.14)	(0.09)	(0.23)
Year Ended February 28, 2021	12.35	0.18	(0.02)	0.16	(0.18)	(0.20)	(0.38)
Year Ended February 29, 2020	11.40	0.23	1.00	1.23	(0.22)	(0.06)	(0.28)
Year Ended February 28, 2019	11.41	0.22	—(d)	0.22	(0.22)	(0.01)	(0.23)
Class I
Year Ended February 28, 2023	11.45	0.29	(1.30)	(1.01)	(0.29)	—(d)	(0.29)
Year Ended February 28, 2022	12.03	0.24	(0.49)	(0.25)	(0.24)	(0.09)	(0.33)
Year Ended February 28, 2021	12.26	0.28	(0.03)	0.25	(0.28)	(0.20)	(0.48)
Year Ended February 29, 2020	11.32	0.32	1.00	1.32	(0.32)	(0.06)	(0.38)
Year Ended February 28, 2019	11.32	0.32	0.01	0.33	(0.32)	(0.01)	(0.33)
Class R2
Year Ended February 28, 2023	11.44	0.23	(1.29)	(1.06)	(0.23)	—(d)	(0.23)
Year Ended February 28, 2022	12.02	0.17	(0.49)	(0.32)	(0.17)	(0.09)	(0.26)
Year Ended February 28, 2021	12.25	0.21	(0.03)	0.18	(0.21)	(0.20)	(0.41)
Year Ended February 29, 2020	11.31	0.25	1.00	1.25	(0.25)	(0.06)	(0.31)
Year Ended February 28, 2019	11.32	0.25	—(d)	0.25	(0.25)	(0.01)	(0.26)
Class R3
Year Ended February 28, 2023	11.42	0.26	(1.30)	(1.04)	(0.25)	—(d)	(0.25)
Year Ended February 28, 2022	12.00	0.20	(0.49)	(0.29)	(0.20)	(0.09)	(0.29)
Year Ended February 28, 2021	12.23	0.24	(0.03)	0.21	(0.24)	(0.20)	(0.44)
Year Ended February 29, 2020	11.30	0.28	0.99	1.27	(0.28)	(0.06)	(0.34)
Year Ended February 28, 2019	11.30	0.28	0.01	0.29	(0.28)	(0.01)	(0.29)
Class R4
Year Ended February 28, 2023	11.43	0.28	(1.29)	(1.01)	(0.28)	—(d)	(0.28)
Year Ended February 28, 2022	12.03	0.23	(0.49)	(0.26)	(0.25)	(0.09)	(0.34)
Year Ended February 28, 2021	12.24	0.26	(0.02)	0.24	(0.25)	(0.20)	(0.45)
Year Ended February 29, 2020	11.30	0.31	1.00	1.31	(0.31)	(0.06)	(0.37)
Year Ended February 28, 2019	11.31	0.31	—(d)	0.31	(0.31)	(0.01)	(0.32)
Class R5
Year Ended February 28, 2023	11.43	0.30	(1.29)	(0.99)	(0.30)	—(d)	(0.30)
Year Ended February 28, 2022	12.01	0.24	(0.48)	(0.24)	(0.25)	(0.09)	(0.34)
Year Ended February 28, 2021	12.24	0.29	(0.03)	0.26	(0.29)	(0.20)	(0.49)
Year Ended February 29, 2020	11.30	0.33	1.00	1.33	(0.33)	(0.06)	(0.39)
Year Ended February 28, 2019	11.31	0.32	—(d)	0.32	(0.32)	(0.01)	(0.33)
Class R6
Year Ended February 28, 2023	11.47	0.31	(1.30)	(0.99)	(0.31)	—(d)	(0.31)
Year Ended February 28, 2022	12.04	0.26	(0.48)	(0.22)	(0.26)	(0.09)	(0.35)
Year Ended February 28, 2021	12.27	0.30	(0.03)	0.27	(0.30)	(0.20)	(0.50)
Year Ended February 29, 2020	11.33	0.34	1.00	1.34	(0.34)	(0.06)	(0.40)
Year Ended February 28, 2019	11.34	0.34	—(d)	0.34	(0.34)	(0.01)	(0.35)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

360	J.P. Morgan Income Funds	February 28, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$10.16	(9.07)%	$1,857,712	0.75%	2.52%	0.84%	46%
11.46	(2.33)	2,117,080	0.74	1.74	0.84	59
12.03	1.71	2,392,155	0.74	2.03	0.84	74
12.27	11.55	2,252,691	0.75	2.49	0.86	29
11.33	2.71	1,877,469	0.75	2.58	0.90	23

10.25	(9.54)	170,735	1.33	1.91	1.34	46
11.55	(2.98)	226,530	1.33	1.15	1.34	59
12.13	1.24	345,556	1.33	1.45	1.34	74
12.35	10.88	463,544	1.35	1.90	1.36	29
11.40	1.98	524,049	1.35	1.98	1.40	23

10.15	(8.85)	12,873,707	0.50	2.79	0.59	46
11.45	(2.17)	11,845,794	0.49	1.99	0.59	59
12.03	2.05	12,061,904	0.49	2.28	0.59	74
12.26	11.83	9,781,487	0.50	2.74	0.60	29
11.32	2.97	7,302,212	0.50	2.84	0.65	23

10.15	(9.32)	47,603	1.09	2.16	1.10	46
11.44	(2.75)	68,174	1.09	1.39	1.10	59
12.02	1.44	80,889	1.09	1.69	1.10	74
12.25	11.18	88,227	1.10	2.14	1.11	29
11.31	2.27	88,087	1.10	2.23	1.16	23

10.13	(9.09)	37,906	0.84	2.50	0.84	46
11.42	(2.51)	22,547	0.84	1.64	0.84	59
12.00	1.70	22,605	0.83	1.92	0.85	74
12.23	11.38	15,807	0.85	2.38	0.86	29
11.30	2.63	10,001	0.85	2.50	0.90	23

10.14	(8.87)	336	0.59	2.62	0.59	46
11.43	(2.22)	646	0.58	1.90	0.59	59
12.03	1.96	427	0.57	2.13	0.59	74
12.24	11.72	1,403	0.60	2.66	0.61	29
11.30	2.78	5,521	0.60	2.74	0.65	23

10.14	(8.72)	212,815	0.43	2.82	0.44	46
11.43	(2.11)	271,006	0.43	2.05	0.44	59
12.01	2.11	279,096	0.43	2.35	0.44	74
12.24	11.91	315,213	0.44	2.79	0.45	29
11.30	2.94	251,174	0.45	2.88	0.50	23

10.17	(8.68)	19,912,284	0.33	2.94	0.34	46
11.47	(1.92)	21,077,587	0.33	2.15	0.34	59
12.04	2.21	19,536,155	0.33	2.44	0.34	74
12.27	11.99	21,046,962	0.34	2.90	0.35	29
11.33	3.03	19,492,809	0.35	2.99	0.40	23
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	361

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Core Plus Bond Fund
Class A
Year Ended February 28, 2023	$8.14	$0.23	$(0.99)	$(0.76)	$(0.23)	$—	$(0.23)
Year Ended February 28, 2022	8.56	0.18	(0.35)	(0.17)	(0.19)	(0.06)	(0.25)
Year Ended February 28, 2021	8.71	0.21	(0.01)	0.20	(0.21)	(0.14)	(0.35)
Year Ended February 29, 2020	8.10	0.24	0.62	0.86	(0.25)	—	(0.25)
Year Ended February 28, 2019	8.09	0.23	0.01	0.24	(0.23)	—	(0.23)
Class C
Year Ended February 28, 2023	8.19	0.18	(0.99)	(0.81)	(0.18)	—	(0.18)
Year Ended February 28, 2022	8.62	0.13	(0.37)	(0.24)	(0.13)	(0.06)	(0.19)
Year Ended February 28, 2021	8.77	0.15	(0.01)	0.14	(0.15)	(0.14)	(0.29)
Year Ended February 29, 2020	8.15	0.19	0.62	0.81	(0.19)	—	(0.19)
Year Ended February 28, 2019	8.14	0.18	—(d)	0.18	(0.17)	—	(0.17)
Class I
Year Ended February 28, 2023	8.13	0.25	(0.98)	(0.73)	(0.25)	—	(0.25)
Year Ended February 28, 2022	8.56	0.21	(0.37)	(0.16)	(0.21)	(0.06)	(0.27)
Year Ended February 28, 2021	8.71	0.23	(0.01)	0.22	(0.23)	(0.14)	(0.37)
Year Ended February 29, 2020	8.10	0.27	0.61	0.88	(0.27)	—	(0.27)
Year Ended February 28, 2019	8.09	0.26	—(d)	0.26	(0.25)	—	(0.25)
Class R2
Year Ended February 28, 2023	8.14	0.20	(0.99)	(0.79)	(0.20)	—	(0.20)
Year Ended February 28, 2022	8.56	0.15	(0.35)	(0.20)	(0.16)	(0.06)	(0.22)
Year Ended February 28, 2021	8.71	0.17	(0.01)	0.16	(0.17)	(0.14)	(0.31)
Year Ended February 29, 2020	8.10	0.21	0.61	0.82	(0.21)	—	(0.21)
Year Ended February 28, 2019	8.09	0.20	0.01	0.21	(0.20)	—	(0.20)
Class R3
Year Ended February 28, 2023	8.13	0.21	(0.98)	(0.77)	(0.22)	—	(0.22)
Year Ended February 28, 2022	8.55	0.17	(0.35)	(0.18)	(0.18)	(0.06)	(0.24)
Year Ended February 28, 2021	8.70	0.19	—(d)	0.19	(0.20)	(0.14)	(0.34)
Year Ended February 29, 2020	8.09	0.23	0.62	0.85	(0.24)	—	(0.24)
Year Ended February 28, 2019	8.08	0.22	0.01	0.23	(0.22)	—	(0.22)
Class R4
Year Ended February 28, 2023	8.13	0.24	(0.99)	(0.75)	(0.24)	—	(0.24)
Year Ended February 28, 2022	8.55	0.19	(0.35)	(0.16)	(0.20)	(0.06)	(0.26)
Year Ended February 28, 2021	8.70	0.22	(0.01)	0.21	(0.22)	(0.14)	(0.36)
Year Ended February 29, 2020	8.09	0.25	0.62	0.87	(0.26)	—	(0.26)
Year Ended February 28, 2019	8.09	0.24	—(d)	0.24	(0.24)	—	(0.24)
Class R5
Year Ended February 28, 2023	8.14	0.24	(0.98)	(0.74)	(0.25)	—	(0.25)
Year Ended February 28, 2022	8.56	0.21	(0.36)	(0.15)	(0.21)	(0.06)	(0.27)
Year Ended February 28, 2021	8.71	0.23	(0.01)	0.22	(0.23)	(0.14)	(0.37)
Year Ended February 29, 2020	8.10	0.27	0.61	0.88	(0.27)	—	(0.27)
Year Ended February 28, 2019	8.09	0.26	—(d)	0.26	(0.25)	—	(0.25)
Class R6
Year Ended February 28, 2023	8.14	0.25	(0.98)	(0.73)	(0.25)	—	(0.25)
Year Ended February 28, 2022	8.57	0.22	(0.37)	(0.15)	(0.22)	(0.06)	(0.28)
Year Ended February 28, 2021	8.72	0.24	(0.01)	0.23	(0.24)	(0.14)	(0.38)
Year Ended February 29, 2020	8.10	0.27	0.63	0.90	(0.28)	—	(0.28)
Year Ended February 28, 2019	8.10	0.26	—(d)	0.26	(0.26)	—	(0.26)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

362	J.P. Morgan Income Funds	February 28, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$7.15	(9.41)%	$1,717,936	0.74%	3.04%	0.88%	41%
8.14	(2.08)	1,888,867	0.74	2.17	0.89	64
8.56	2.29	1,774,114	0.74	2.39	0.89	69
8.71	10.74	1,818,636	0.74	2.89	0.90	36
8.10	3.00	1,258,207	0.74	2.88	0.91	51

7.20	(9.94)	74,823	1.38	2.37	1.39	41
8.19	(2.82)	112,092	1.38	1.53	1.39	64
8.62	1.62	156,679	1.38	1.75	1.39	69
8.77	10.08	197,747	1.39	2.25	1.40	36
8.15	2.31	174,310	1.39	2.22	1.41	51

7.15	(9.04)	4,017,428	0.45	3.34	0.63	41
8.13	(1.92)	3,991,530	0.45	2.46	0.63	64
8.56	2.60	3,743,946	0.45	2.66	0.63	69
8.71	11.06	2,912,783	0.45	3.18	0.65	36
8.10	3.30	1,765,753	0.45	3.19	0.66	51

7.15	(9.77)	36,819	1.14	2.64	1.15	41
8.14	(2.47)	43,237	1.14	1.77	1.15	64
8.56	1.90	45,130	1.13	2.00	1.14	69
8.71	10.29	49,308	1.14	2.47	1.20	36
8.10	2.59	20,410	1.14	2.48	1.19	51

7.14	(9.55)	6,414	0.89	2.90	0.90	41
8.13	(2.23)	6,393	0.88	2.02	0.89	64
8.55	2.15	10,247	0.88	2.23	0.89	69
8.70	10.59	9,629	0.90	2.73	0.91	36
8.09	2.85	4,976	0.89	2.70	0.91	51

7.14	(9.32)	5,397	0.63	3.23	0.64	41
8.13	(1.98)	3,092	0.63	2.27	0.64	64
8.55	2.41	5,470	0.63	2.48	0.64	69
8.70	10.86	4,057	0.64	3.00	0.65	36
8.09	2.99	3,461	0.64	3.05	0.66	51

7.15	(9.17)	13,733	0.47	3.30	0.48	41
8.14	(1.82)	16,725	0.47	2.43	0.48	64
8.56	2.56	17,667	0.47	2.65	0.49	69
8.71	11.02	19,644	0.49	3.16	0.50	36
8.10	3.27	15,665	0.48	3.22	0.51	51

7.16	(8.95)	10,499,541	0.37	3.41	0.38	41
8.14	(1.84)	10,597,856	0.37	2.53	0.38	64
8.57	2.67	10,078,873	0.37	2.75	0.39	69
8.72	11.25	10,324,832	0.39	3.26	0.39	36
8.10	3.23	10,447,374	0.39	3.24	0.41	51
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	363

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan Floating Rate Income Fund
Class A
Year Ended February 28, 2023	$8.85	$0.46	$(0.35)	$0.11	$(0.46)	$8.50
Year Ended February 28, 2022	8.93	0.26	(0.06)	0.20	(0.28)	8.85
Year Ended February 28, 2021	8.93	0.32	(0.01)	0.31	(0.31)	8.93
Year Ended February 29, 2020	9.23	0.46	(0.32)	0.14	(0.44)	8.93
September 1, 2018 through February 28, 2019 (f)	9.37	0.21	(0.13)	0.08	(0.22)	9.23
Year Ended August 31, 2018	9.41	0.36	(0.05)	0.31	(0.35)	9.37
Class C
Year Ended February 28, 2023	8.82	0.40	(0.33)	0.07	(0.42)	8.47
Year Ended February 28, 2022	8.90	0.22	(0.07)	0.15	(0.23)	8.82
Year Ended February 28, 2021	8.90	0.28	(0.01)	0.27	(0.27)	8.90
Year Ended February 29, 2020	9.20	0.40	(0.31)	0.09	(0.39)	8.90
September 1, 2018 through February 28, 2019 (f)	9.34	0.19	(0.13)	0.06	(0.20)	9.20
Year Ended August 31, 2018	9.38	0.31	(0.05)	0.26	(0.30)	9.34
Class I
Year Ended February 28, 2023	8.85	0.46	(0.32)	0.14	(0.49)	8.50
Year Ended February 28, 2022	8.93	0.28	(0.06)	0.22	(0.30)	8.85
Year Ended February 28, 2021	8.93	0.34	(0.01)	0.33	(0.33)	8.93
Year Ended February 29, 2020	9.23	0.47	(0.31)	0.16	(0.46)	8.93
September 1, 2018 through February 28, 2019 (f)	9.37	0.22	(0.13)	0.09	(0.23)	9.23
Year Ended August 31, 2018	9.41	0.39	(0.05)	0.34	(0.38)	9.37
Class R6
Year Ended February 28, 2023	8.85	0.41	(0.27)	0.14	(0.49)	8.50
Year Ended February 28, 2022	8.93	0.29	(0.07)	0.22	(0.30)	8.85
Year Ended February 28, 2021	8.93	0.35	(0.01)	0.34	(0.34)	8.93
Year Ended February 29, 2020	9.24	0.48	(0.32)	0.16	(0.47)	8.93
September 1, 2018 through February 28, 2019 (f)	9.37	0.23	(0.12)	0.11	(0.24)	9.24
Year Ended August 31, 2018	9.41	0.40	(0.06)	0.34	(0.38)	9.37

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	The Fund changed its fiscal year end from August 31st to the last day of February.
SEE NOTES TO FINANCIAL STATEMENTS.

364	J.P. Morgan Income Funds	February 28, 2023

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excluding sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

1.47%	$49,383	1.00%	5.36%	1.22%	11%
2.21	45,553	1.00	2.87	1.20	40
3.77	23,591	0.99	3.69	1.18	36
1.49	31,754	0.99	5.05	1.20	46
0.87	120,066	0.99	4.58	1.17	12
3.38	170,374	0.98	3.88	1.16	38

0.96	6,681	1.50	4.71	1.72	11
1.71	8,985	1.50	2.42	1.70	40
3.25	8,970	1.49	3.27	1.69	36
1.00	15,886	1.49	4.36	1.68	46
0.63	23,816	1.49	4.09	1.67	12
2.87	22,641	1.48	3.35	1.67	38

1.72	214,095	0.75	5.45	0.96	11
2.46	300,314	0.75	3.17	0.94	40
4.03	262,775	0.74	3.97	0.92	36
1.76	388,979	0.74	5.19	0.91	46
1.00	1,017,750	0.74	4.82	0.90	12
3.63	1,460,764	0.73	4.11	0.91	38

1.81	42,508	0.66	4.75	0.69	11
2.53	344,473	0.68	3.21	0.69	40
4.11	300,278	0.66	4.12	0.67	36
1.76	569,567	0.64	5.21	0.66	46
1.16	1,060,089	0.64	4.93	0.65	12
3.73	1,420,279	0.63	4.21	0.66	38
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	365

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Government Bond Fund
Class A
Year Ended February 28, 2023	$10.59	$0.18	$(1.16)	$(0.98)	$(0.18)	$—	$(0.18)
Year Ended February 28, 2022	11.05	0.13	(0.45)	(0.32)	(0.14)	—	(0.14)
Year Ended February 28, 2021	11.16	0.14	(0.09)	0.05	(0.14)	(0.02)	(0.16)
Year Ended February 29, 2020	10.32	0.23	0.84	1.07	(0.23)	—	(0.23)
Year Ended February 28, 2019	10.27	0.23	0.04	0.27	(0.22)	—	(0.22)
Class C
Year Ended February 28, 2023	10.56	0.12	(1.16)	(1.04)	(0.12)	—	(0.12)
Year Ended February 28, 2022	11.01	0.07	(0.45)	(0.38)	(0.07)	—	(0.07)
Year Ended February 28, 2021	11.12	0.08	(0.09)	(0.01)	(0.08)	(0.02)	(0.10)
Year Ended February 29, 2020	10.29	0.16	0.83	0.99	(0.16)	—	(0.16)
Year Ended February 28, 2019	10.24	0.17	0.04	0.21	(0.16)	—	(0.16)
Class I
Year Ended February 28, 2023	10.59	0.20	(1.17)	(0.97)	(0.20)	—	(0.20)
Year Ended February 28, 2022	11.04	0.16	(0.44)	(0.28)	(0.17)	—	(0.17)
Year Ended February 28, 2021	11.15	0.17	(0.09)	0.08	(0.17)	(0.02)	(0.19)
Year Ended February 29, 2020	10.32	0.25	0.83	1.08	(0.25)	—	(0.25)
Year Ended February 28, 2019	10.26	0.25	0.06	0.31	(0.25)	—	(0.25)
Class R2
Year Ended February 28, 2023	10.58	0.14	(1.16)	(1.02)	(0.14)	—	(0.14)
Year Ended February 28, 2022	11.04	0.10	(0.46)	(0.36)	(0.10)	—	(0.10)
Year Ended February 28, 2021	11.15	0.11	(0.10)	0.01	(0.10)	(0.02)	(0.12)
Year Ended February 29, 2020	10.31	0.19	0.84	1.03	(0.19)	—	(0.19)
Year Ended February 28, 2019	10.26	0.19	0.05	0.24	(0.19)	—	(0.19)
Class R3
Year Ended February 28, 2023	10.59	0.17	(1.17)	(1.00)	(0.17)	—	(0.17)
Year Ended February 28, 2022	11.04	0.12	(0.44)	(0.32)	(0.13)	—	(0.13)
Year Ended February 28, 2021	11.15	0.13	(0.09)	0.04	(0.13)	(0.02)	(0.15)
Year Ended February 29, 2020	10.32	0.21	0.84	1.05	(0.22)	—	(0.22)
Year Ended February 28, 2019	10.27	0.22	0.05	0.27	(0.22)	—	(0.22)
Class R4
Year Ended February 28, 2023	10.58	0.19	(1.16)	(0.97)	(0.19)	—	(0.19)
Year Ended February 28, 2022	11.03	0.15	(0.45)	(0.30)	(0.15)	—	(0.15)
Year Ended February 28, 2021	11.15	0.16	(0.10)	0.06	(0.16)	(0.02)	(0.18)
Year Ended February 29, 2020	10.31	0.24	0.84	1.08	(0.24)	—	(0.24)
Year Ended February 28, 2019	10.26	0.24	0.05	0.29	(0.24)	—	(0.24)
SEE NOTES TO FINANCIAL STATEMENTS.

366	J.P. Morgan Income Funds	February 28, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$9.43	(9.29)%	$307,677	0.73%	1.81%	0.89%	14%
10.59	(2.95)	417,020	0.75	1.23	0.89	7
11.05	0.41	493,321	0.74	1.28	0.89	55
11.16	10.43	441,395	0.74	2.11	0.91	12
10.32	2.71	378,477	0.74	2.22	0.93	10

9.40	(9.85)	18,448	1.31	1.23	1.39	14
10.56	(3.47)	29,041	1.36	0.62	1.39	7
11.01	(0.18)	49,005	1.34	0.67	1.39	55
11.12	9.69	40,117	1.36	1.49	1.41	12
10.29	2.09	33,288	1.35	1.62	1.42	10

9.42	(9.15)	771,871	0.47	2.07	0.64	14
10.59	(2.60)	1,315,495	0.48	1.50	0.64	7
11.04	0.68	1,718,670	0.47	1.54	0.63	55
11.15	10.63	1,277,275	0.47	2.37	0.65	12
10.32	3.09	892,985	0.47	2.49	0.67	10

9.42	(9.62)	14,068	1.08	1.46	1.16	14
10.58	(3.30)	21,297	1.10	0.88	1.16	7
11.04	0.06	29,763	1.08	0.93	1.15	55
11.15	10.05	34,898	1.09	1.77	1.18	12
10.31	2.36	41,890	1.09	1.87	1.19	10

9.42	(9.48)	23,089	0.83	1.71	0.89	14
10.59	(2.96)	29,617	0.85	1.13	0.89	7
11.04	0.32	33,440	0.84	1.18	0.88	55
11.15	10.23	23,849	0.84	1.99	0.90	12
10.32	2.62	14,896	0.84	2.11	0.92	10

9.42	(9.16)	9,154	0.58	1.93	0.64	14
10.58	(2.72)	18,713	0.60	1.38	0.64	7
11.03	0.48	28,607	0.59	1.41	0.63	55
11.15	10.61	7,982	0.59	2.24	0.65	12
10.31	2.88	4,367	0.59	2.37	0.67	10
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	367

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Government Bond Fund (continued)
Class R6
Year Ended February 28, 2023	$10.58	$0.22	$(1.16)	$(0.94)	$(0.22)	$—	$(0.22)
Year Ended February 28, 2022	11.04	0.18	(0.46)	(0.28)	(0.18)	—	(0.18)
Year Ended February 28, 2021	11.15	0.19	(0.09)	0.10	(0.19)	(0.02)	(0.21)
Year Ended February 29, 2020	10.31	0.27	0.84	1.11	(0.27)	—	(0.27)
Year Ended February 28, 2019	10.26	0.27	0.05	0.32	(0.27)	—	(0.27)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

368	J.P. Morgan Income Funds	February 28, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$9.42	(8.93)%	$665,078	0.33%	2.22%	0.39%	14%
10.58	(2.56)	671,110	0.35	1.63	0.39	7
11.04	0.81	797,220	0.34	1.67	0.38	55
11.15	10.89	568,339	0.34	2.49	0.40	12
10.31	3.12	347,741	0.34	2.62	0.42	10
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	369

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan High Yield Fund
Class A
Year Ended February 28, 2023	$6.95	$0.35	$(0.75)	$(0.40)	$(0.37)	$6.18
Year Ended February 28, 2022	7.12	0.31	(0.15)	0.16	(0.33)	6.95
Year Ended February 28, 2021	7.07	0.30	0.06	0.36	(0.31)	7.12
Year Ended February 29, 2020	7.13	0.38	(0.05)	0.33	(0.39)	7.07
Year Ended February 28, 2019	7.28	0.39	(0.14)	0.25	(0.40)	7.13
Class C
Year Ended February 28, 2023	6.97	0.32	(0.75)	(0.43)	(0.34)	6.20
Year Ended February 28, 2022	7.14	0.28	(0.16)	0.12	(0.29)	6.97
Year Ended February 28, 2021	7.09	0.27	0.06	0.33	(0.28)	7.14
Year Ended February 29, 2020	7.14	0.35	(0.05)	0.30	(0.35)	7.09
Year Ended February 28, 2019	7.30	0.36	(0.16)	0.20	(0.36)	7.14
Class I
Year Ended February 28, 2023	6.99	0.36	(0.74)	(0.38)	(0.39)	6.22
Year Ended February 28, 2022	7.17	0.33	(0.16)	0.17	(0.35)	6.99
Year Ended February 28, 2021	7.12	0.32	0.06	0.38	(0.33)	7.17
Year Ended February 29, 2020	7.17	0.40	(0.04)	0.36	(0.41)	7.12
Year Ended February 28, 2019	7.32	0.41	(0.14)	0.27	(0.42)	7.17
Class R2
Year Ended February 28, 2023	6.94	0.33	(0.75)	(0.42)	(0.35)	6.17
Year Ended February 28, 2022	7.11	0.29	(0.16)	0.13	(0.30)	6.94
Year Ended February 28, 2021	7.06	0.28	0.06	0.34	(0.29)	7.11
Year Ended February 29, 2020	7.12	0.36	(0.06)	0.30	(0.36)	7.06
Year Ended February 28, 2019	7.27	0.37	(0.14)	0.23	(0.38)	7.12
Class R3
Year Ended February 28, 2023	7.00	0.35	(0.76)	(0.41)	(0.36)	6.23
Year Ended February 28, 2022	7.17	0.31	(0.16)	0.15	(0.32)	7.00
Year Ended February 28, 2021	7.12	0.29	0.07	0.36	(0.31)	7.17
Year Ended February 29, 2020	7.17	0.38	(0.05)	0.33	(0.38)	7.12
Year Ended February 28, 2019	7.32	0.39	(0.15)	0.24	(0.39)	7.17
Class R4
Year Ended February 28, 2023	6.99	0.38	(0.76)	(0.38)	(0.38)	6.23
Year Ended February 28, 2022	7.17	0.32	(0.16)	0.16	(0.34)	6.99
Year Ended February 28, 2021	7.12	0.31	0.06	0.37	(0.32)	7.17
Year Ended February 29, 2020	7.17	0.39	(0.04)	0.35	(0.40)	7.12
Year Ended February 28, 2019	7.32	0.41	(0.15)	0.26	(0.41)	7.17
Class R5
Year Ended February 28, 2023	7.02	0.37	(0.75)	(0.38)	(0.39)	6.25
Year Ended February 28, 2022	7.19	0.34	(0.16)	0.18	(0.35)	7.02
Year Ended February 28, 2021	7.13	0.33	0.06	0.39	(0.33)	7.19
Year Ended February 29, 2020	7.18	0.41	(0.05)	0.36	(0.41)	7.13
Year Ended February 28, 2019	7.33	0.42	(0.15)	0.27	(0.42)	7.18
Class R6
Year Ended February 28, 2023	7.00	0.38	(0.75)	(0.37)	(0.40)	6.23
Year Ended February 28, 2022	7.17	0.34	(0.15)	0.19	(0.36)	7.00
Year Ended February 28, 2021	7.12	0.33	0.06	0.39	(0.34)	7.17
Year Ended February 29, 2020	7.17	0.41	(0.04)	0.37	(0.42)	7.12
Year Ended February 28, 2019	7.32	0.43	(0.15)	0.28	(0.43)	7.17

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

370	J.P. Morgan Income Funds	February 28, 2023

Ratios/Supplemental data
		Ratios to average net assets
Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

(5.70)%	$406,279	0.90%	5.58%	1.10%	34%
2.19	446,823	0.97	4.31	1.10	27
5.51	400,076	0.98	4.46	1.11	52
4.70	496,262	0.99	5.31	1.16	60
3.62	550,227	0.99	5.52	1.22	47

(6.16)	30,659	1.40	5.02	1.60	34
1.66	42,181	1.47	3.81	1.60	27
4.95	53,033	1.48	4.01	1.60	52
4.30	94,217	1.49	4.81	1.65	60
2.95	129,121	1.49	5.01	1.72	47

(5.44)	674,485	0.65	5.64	0.85	34
2.27	1,282,388	0.72	4.54	0.85	27
5.74	2,092,183	0.73	4.59	0.84	52
5.07	1,401,211	0.74	5.57	0.92	60
3.86	3,482,173	0.74	5.77	1.00	47

(6.04)	3,291	1.25	5.17	1.41	34
1.83	4,616	1.32	3.97	1.44	27
5.15	5,390	1.33	4.11	1.45	52
4.33	5,636	1.34	4.95	1.50	60
3.27	6,679	1.34	5.16	1.58	47

(5.75)	226	0.99	5.46	1.09	34
2.04	262	1.07	4.27	1.10	27
5.38	635	1.07	4.31	1.12	52
4.71	383	1.09	5.19	1.15	60
3.51	316	1.09	5.50	1.30	47

(5.38)	65	0.75	5.96	0.88	34
2.17	28	0.82	4.43	0.87	27
5.64	37	0.82	4.61	2.00	52
4.97	35	0.84	5.47	1.11	60
3.77	53	0.84	5.70	1.37	47

(5.36)	4,000	0.60	5.70	0.71	34
2.47	11,904	0.67	4.62	0.70	27
5.92	12,338	0.68	4.87	0.71	52
5.11	28,706	0.69	5.61	0.75	60
3.91	55,422	0.69	5.80	0.82	47

(5.28)	3,419,706	0.50	5.96	0.59	34
2.58	3,679,082	0.57	4.73	0.60	27
5.90	5,223,891	0.57	4.76	0.59	52
5.23	4,787,122	0.59	5.70	0.64	60
4.02	4,335,468	0.59	5.92	0.71	47
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	371

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Income Fund
Class A
Year Ended February 28, 2023	$9.17	$0.37	$(0.90)	$(0.53)	$(0.38)	$—	$(0.38)
Year Ended February 28, 2022	9.52	0.33	(0.33)	—(e)	(0.35)	—	(0.35)
Year Ended February 28, 2021	9.69	0.40	(0.14)	0.26	(0.42)	(0.01)	(0.43)
Year Ended February 29, 2020	9.32	0.45	0.38	0.83	(0.46)	—(e)	(0.46)
Year Ended February 28, 2019	9.36	0.47	(0.04)	0.43	(0.47)	—	(0.47)
Class C
Year Ended February 28, 2023	9.17	0.32	(0.89)	(0.57)	(0.34)	—	(0.34)
Year Ended February 28, 2022	9.52	0.28	(0.34)	(0.06)	(0.29)	—	(0.29)
Year Ended February 28, 2021	9.69	0.34	(0.13)	0.21	(0.37)	(0.01)	(0.38)
Year Ended February 29, 2020	9.32	0.40	0.38	0.78	(0.41)	—(e)	(0.41)
Year Ended February 28, 2019	9.36	0.42	(0.04)	0.38	(0.42)	—	(0.42)
Class I
Year Ended February 28, 2023	9.16	0.39	(0.89)	(0.50)	(0.41)	—	(0.41)
Year Ended February 28, 2022	9.51	0.36	(0.34)	0.02	(0.37)	—	(0.37)
Year Ended February 28, 2021	9.68	0.41	(0.13)	0.28	(0.44)	(0.01)	(0.45)
Year Ended February 29, 2020	9.31	0.48	0.37	0.85	(0.48)	—(e)	(0.48)
Year Ended February 28, 2019	9.35	0.50	(0.05)	0.45	(0.49)	—	(0.49)
Class R6
Year Ended February 28, 2023	9.16	0.39	(0.89)	(0.50)	(0.41)	—	(0.41)
Year Ended February 28, 2022	9.51	0.36	(0.34)	0.02	(0.37)	—	(0.37)
Year Ended February 28, 2021	9.68	0.41	(0.13)	0.28	(0.44)	(0.01)	(0.45)
Year Ended February 29, 2020	9.31	0.47	0.39	0.86	(0.49)	—(e)	(0.49)
Year Ended February 28, 2019	9.35	0.50	(0.05)	0.45	(0.49)	—	(0.49)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)
Commencing on February 28, 2019, the Fund presents portfolio turnover in two ways, one including securities sold short and the other excluding securities sold short. For periods prior to February 28, 2019, for the year ended February 29, 2020, for the year ended February 28, 2021 and for the year ended February 28,
2022, the Fund did not transact in securities sold short.

(e)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

372	J.P. Morgan Income Funds	February 28, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (excluding securities sold short)(d)	Portfolio turnover rate (including securities sold short)(d)

$8.26	(5.75)%	$509,503	0.64%	4.33%	0.89%	166%	—%
9.17	(0.10)	606,729	0.65	3.52	0.89	54	—
9.52	2.99	652,967	0.65	4.34	0.91	69	—
9.69	9.10	838,317	0.65	4.72	0.97	77	—
9.32	4.74	280,513	0.64	5.15	1.08	54	62

8.26	(6.29)	625,211	1.20	3.75	1.39	166	—
9.17	(0.64)	865,194	1.20	2.98	1.39	54	—
9.52	2.41	989,123	1.19	3.73	1.41	69	—
9.69	8.52	939,761	1.21	4.16	1.46	77	—
9.32	4.16	74,767	1.19	4.60	1.58	54	62

8.25	(5.51)	5,667,171	0.40	4.56	0.64	166	—
9.16	0.14	7,076,663	0.40	3.77	0.64	54	—
9.51	3.26	5,261,057	0.40	4.50	0.66	69	—
9.68	9.39	3,652,760	0.40	4.95	0.71	77	—
9.31	5.03	113,854	0.39	5.45	0.83	54	62

8.25	(5.51)	3,284,088	0.39	4.59	0.39	166	—
9.16	0.14	3,546,736	0.39	3.79	0.39	54	—
9.51	3.27	2,208,975	0.40	4.42	0.41	69	—
9.68	9.40	643,056	0.40	4.96	0.46	77	—
9.31	5.04	82,376	0.39	5.37	0.59	54	62
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	373

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan Limited Duration Bond Fund
Class A
Year Ended February 28, 2023	$9.97	$0.19	$(0.30)	$(0.11)	$(0.19)	$9.67
Year Ended February 28, 2022	10.18	0.07	(0.21)	(0.14)	(0.07)	9.97
Year Ended February 28, 2021	10.17	0.11	0.01	0.12	(0.11)	10.18
Year Ended February 29, 2020	10.00	0.22	0.17	0.39	(0.22)	10.17
Year Ended February 28, 2019	9.98	0.21	0.02	0.23	(0.21)	10.00
Class C
Year Ended February 28, 2023	9.86	0.14	(0.30)	(0.16)	(0.14)	9.56
Year Ended February 28, 2022	10.07	0.02	(0.21)	(0.19)	(0.02)	9.86
Year Ended February 28, 2021	10.06	0.06	0.02	0.08	(0.07)	10.07
Year Ended February 29, 2020	9.89	0.17	0.17	0.34	(0.17)	10.06
Year Ended February 28, 2019	9.87	0.16	0.02	0.18	(0.16)	9.89
Class I
Year Ended February 28, 2023	9.97	0.22	(0.31)	(0.09)	(0.21)	9.67
Year Ended February 28, 2022	10.18	0.09	(0.21)	(0.12)	(0.09)	9.97
Year Ended February 28, 2021	10.17	0.14	0.01	0.15	(0.14)	10.18
Year Ended February 29, 2020	10.00	0.24	0.18	0.42	(0.25)	10.17
Year Ended February 28, 2019	9.98	0.24	0.02	0.26	(0.24)	10.00
Class R6
Year Ended February 28, 2023	9.99	0.23	(0.31)	(0.08)	(0.23)	9.68
Year Ended February 28, 2022	10.20	0.11	(0.21)	(0.10)	(0.11)	9.99
Year Ended February 28, 2021	10.19	0.16	0.01	0.17	(0.16)	10.20
Year Ended February 29, 2020	10.01	0.27	0.18	0.45	(0.27)	10.19
Year Ended February 28, 2019	9.99	0.26	0.02	0.28	(0.26)	10.01

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

374	J.P. Morgan Income Funds	February 28, 2023

Ratios/Supplemental data
		Ratios to average net assets
Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

(1.08)%	$166,608	0.68%	1.98%	0.81%	26%
(1.40)	193,738	0.69	0.66	0.81	24
1.25	221,393	0.68	1.10	0.81	35
3.96	189,571	0.69	2.18	0.85	27
2.34	152,859	0.68	2.14	0.88	28

(1.59)	11,484	1.18	1.45	1.31	26
(1.91)	14,683	1.19	0.16	1.31	24
0.76	21,327	1.18	0.62	1.31	35
3.49	21,366	1.19	1.68	1.36	27
1.86	20,632	1.18	1.64	1.38	28

(0.83)	229,420	0.43	2.24	0.56	26
(1.15)	241,187	0.44	0.91	0.55	24
1.50	387,185	0.43	1.36	0.55	35
4.22	342,871	0.44	2.43	0.60	27
2.59	281,354	0.43	2.40	0.62	28

(0.74)	716,176	0.23	2.41	0.31	26
(0.95)	821,094	0.24	1.10	0.30	24
1.70	859,503	0.23	1.55	0.30	35
4.53	743,297	0.24	2.63	0.35	27
2.79	652,843	0.23	2.58	0.37	28
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	375

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mortgage-Backed Securities Fund
Class A
Year Ended February 28, 2023	$11.43	$0.24	$(1.15)	$(0.91)	$(0.23)	$—	$(0.23)
Year Ended February 28, 2022	11.82	0.14	(0.38)	(0.24)	(0.14)	(0.01)	(0.15)
Year Ended February 28, 2021	11.87	0.25	0.04	0.29	(0.24)	(0.10)	(0.34)
Year Ended February 29, 2020	11.31	0.33	0.59	0.92	(0.32)	(0.04)	(0.36)
Year Ended February 28, 2019	11.25	0.33	0.06	0.39	(0.33)	—	(0.33)
Class C
Year Ended February 28, 2023	11.07	0.18	(1.11)	(0.93)	(0.18)	—	(0.18)
Year Ended February 28, 2022	11.46	0.08	(0.38)	(0.30)	(0.08)	(0.01)	(0.09)
Year Ended February 28, 2021	11.52	0.18	0.04	0.22	(0.18)	(0.10)	(0.28)
Year Ended February 29, 2020	10.99	0.27	0.57	0.84	(0.27)	(0.04)	(0.31)
Year Ended February 28, 2019	10.95	0.27	0.04	0.31	(0.27)	—	(0.27)
Class I
Year Ended February 28, 2023	11.10	0.26	(1.11)	(0.85)	(0.26)	—	(0.26)
Year Ended February 28, 2022	11.50	0.16	(0.38)	(0.22)	(0.17)	(0.01)	(0.18)
Year Ended February 28, 2021	11.55	0.27	0.05	0.32	(0.27)	(0.10)	(0.37)
Year Ended February 29, 2020	11.02	0.35	0.57	0.92	(0.35)	(0.04)	(0.39)
Year Ended February 28, 2019	10.97	0.35	0.05	0.40	(0.35)	—	(0.35)
Class R6
Year Ended February 28, 2023	11.10	0.28	(1.11)	(0.83)	(0.28)	—	(0.28)
Year Ended February 28, 2022	11.49	0.18	(0.38)	(0.20)	(0.18)	(0.01)	(0.19)
Year Ended February 28, 2021	11.55	0.28	0.05	0.33	(0.29)	(0.10)	(0.39)
Year Ended February 29, 2020	11.01	0.37	0.58	0.95	(0.37)	(0.04)	(0.41)
Year Ended February 28, 2019	10.97	0.37	0.04	0.41	(0.37)	—	(0.37)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

376	J.P. Morgan Income Funds	February 28, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$10.29	(7.96)%	$115,123	0.65%	2.26%	0.85%	57%
11.43	(2.13)	171,700	0.64	1.18	0.85	132
11.82	2.48	194,516	0.63	2.08	0.85	93
11.87	8.25	149,102	0.64	2.88	0.90	23
11.31	3.50	105,957	0.65	2.98	0.98	22

9.96	(8.40)	10,343	1.15	1.75	1.36	57
11.07	(2.68)	16,914	1.14	0.67	1.35	132
11.46	1.98	22,617	1.13	1.56	1.35	93
11.52	7.69	12,887	1.14	2.38	1.41	23
10.99	2.91	10,062	1.15	2.47	1.48	22

9.99	(7.68)	1,743,676	0.40	2.52	0.60	57
11.10	(2.02)	1,999,614	0.39	1.42	0.60	132
11.50	2.81	2,290,016	0.38	2.31	0.60	93
11.55	8.47	1,451,956	0.39	3.13	0.64	23
11.02	3.77	960,112	0.39	3.23	0.71	22

9.99	(7.54)	2,039,340	0.25	2.69	0.35	57
11.10	(1.78)	2,462,650	0.24	1.57	0.35	132
11.49	2.88	2,599,085	0.23	2.45	0.35	93
11.55	8.73	1,397,964	0.24	3.28	0.39	23
11.01	3.83	1,116,941	0.24	3.37	0.46	22
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	377

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan Preferred and Income Securities Fund
Class A
March 31, 2022 (f) through February 28, 2023	$10.00	$0.42	$(0.79)	$(0.37)	$(0.35)	$9.28
Class C
August 1, 2022 (g) through February 28, 2023	9.46	0.24	(0.21)	0.03	(0.22)	9.27
Class I
March 31, 2022 (f) through February 28, 2023	10.00	0.44	(0.79)	(0.35)	(0.37)	9.28
Class R6
March 31, 2022 (f) through February 28, 2023	10.00	0.43	(0.78)	(0.35)	(0.37)	9.28

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(f)	Commencement of operations.
(g)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

378	J.P. Morgan Income Funds	February 28, 2023

Ratios/Supplemental data
		Ratios to average net assets(a)
Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)(e)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate(c)

(3.60)%	$15,246	0.84%	5.06%	1.20%	29%

0.42	10,594	1.34	4.56	1.71	29

(3.38)	331,170	0.59	5.23	1.01	29

(3.34)	355,264	0.55	5.21	0.70	29
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	379

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Short Duration Bond Fund
Class A
Year Ended February 28, 2023	$10.86	$0.15	$(0.39)	$(0.24)	$(0.15)	$—	$(0.15)
Year Ended February 28, 2022	11.15	0.07	(0.26)	(0.19)	(0.08)	(0.02)	(0.10)
Year Ended February 28, 2021	11.00	0.15	0.18	0.33	(0.16)	(0.02)	(0.18)
Year Ended February 29, 2020	10.72	0.23	0.28	0.51	(0.23)	—	(0.23)
Year Ended February 28, 2019	10.68	0.17	0.04	0.21	(0.17)	—	(0.17)
Class C
Year Ended February 28, 2023	10.94	0.09	(0.38)	(0.29)	(0.10)	—	(0.10)
Year Ended February 28, 2022	11.23	0.01	(0.26)	(0.25)	(0.02)	(0.02)	(0.04)
Year Ended February 28, 2021	11.08	0.10	0.18	0.28	(0.11)	(0.02)	(0.13)
Year Ended February 29, 2020	10.80	0.18	0.28	0.46	(0.18)	—	(0.18)
Year Ended February 28, 2019	10.75	0.12	0.05	0.17	(0.12)	—	(0.12)
Class I
Year Ended February 28, 2023	10.87	0.16	(0.37)	(0.21)	(0.18)	—	(0.18)
Year Ended February 28, 2022	11.16	0.10	(0.26)	(0.16)	(0.11)	(0.02)	(0.13)
Year Ended February 28, 2021	11.01	0.17	0.19	0.36	(0.19)	(0.02)	(0.21)
Year Ended February 29, 2020	10.74	0.26	0.27	0.53	(0.26)	—	(0.26)
Year Ended February 28, 2019	10.70	0.20	0.04	0.24	(0.20)	—	(0.20)
Class R6
Year Ended February 28, 2023	10.87	0.18	(0.39)	(0.21)	(0.18)	—	(0.18)
Year Ended February 28, 2022	11.16	0.10	(0.26)	(0.16)	(0.11)	(0.02)	(0.13)
Year Ended February 28, 2021	11.01	0.18	0.19	0.37	(0.20)	(0.02)	(0.22)
Year Ended February 29, 2020	10.74	0.27	0.27	0.54	(0.27)	—	(0.27)
Year Ended February 28, 2019	10.69	0.22	0.05	0.27	(0.22)	—	(0.22)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

380	J.P. Morgan Income Funds	February 28, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$10.47	(2.20)%	$646,165	0.58%	1.38%	0.82%	74%
10.86	(1.72)	677,013	0.59	0.62	0.81	83
11.15	3.05	599,105	0.58	1.34	0.82	63
11.00	4.84	305,826	0.66	2.13	0.84	88
10.72	1.99	296,927	0.80	1.60	0.86	80

10.55	(2.67)	25,387	1.08	0.88	1.32	74
10.94	(2.21)	26,327	1.09	0.13	1.32	83
11.23	2.52	34,138	1.08	0.87	1.33	63
11.08	4.26	23,359	1.17	1.64	1.35	88
10.80	1.56	29,415	1.30	1.09	1.36	80

10.48	(1.96)	1,566,171	0.34	1.55	0.57	74
10.87	(1.47)	2,928,638	0.34	0.86	0.56	83
11.16	3.30	2,472,206	0.33	1.53	0.57	63
11.01	4.99	673,511	0.41	2.38	0.59	88
10.74	2.24	738,371	0.55	1.83	0.60	80

10.48	(1.90)	4,856,693	0.28	1.66	0.32	74
10.87	(1.42)	7,115,180	0.28	0.92	0.31	83
11.16	3.36	5,354,423	0.27	1.63	0.32	63
11.01	5.12	2,126,449	0.29	2.51	0.34	88
10.74	2.60	2,099,483	0.30	2.09	0.35	80
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	381

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Short Duration Core Plus Fund
Class A
Year Ended February 28, 2023	$9.50	$0.20	$(0.54)	$(0.34)	$(0.22)	$—	$(0.22)
Year Ended February 28, 2022	9.85	0.12	(0.32)	(0.20)	(0.13)	(0.02)	(0.15)
Year Ended February 28, 2021	9.74	0.17	0.14	0.31	(0.18)	(0.02)	(0.20)
Year Ended February 29, 2020	9.41	0.24	0.31	0.55	(0.22)	—	(0.22)
Year Ended February 28, 2019	9.40	0.25	—(d)	0.25	(0.24)	—	(0.24)
Class C
Year Ended February 28, 2023	9.47	0.16	(0.54)	(0.38)	(0.17)	—	(0.17)
Year Ended February 28, 2022	9.83	0.07	(0.33)	(0.26)	(0.08)	(0.02)	(0.10)
Year Ended February 28, 2021	9.72	0.11	0.16	0.27	(0.14)	(0.02)	(0.16)
Year Ended February 29, 2020	9.39	0.18	0.33	0.51	(0.18)	—	(0.18)
Year Ended February 28, 2019	9.38	0.20	—(d)	0.20	(0.19)	—	(0.19)
Class I
Year Ended February 28, 2023	9.50	0.22	(0.54)	(0.32)	(0.24)	—	(0.24)
Year Ended February 28, 2022	9.85	0.15	(0.32)	(0.17)	(0.16)	(0.02)	(0.18)
Year Ended February 28, 2021	9.74	0.18	0.16	0.34	(0.21)	(0.02)	(0.23)
Year Ended February 29, 2020	9.40	0.25	0.34	0.59	(0.25)	—	(0.25)
Year Ended February 28, 2019	9.39	0.27	—(d)	0.27	(0.26)	—	(0.26)
Class R6
Year Ended February 28, 2023	9.49	0.23	(0.53)	(0.30)	(0.25)	—	(0.25)
Year Ended February 28, 2022	9.85	0.15	(0.33)	(0.18)	(0.16)	(0.02)	(0.18)
Year Ended February 28, 2021	9.73	0.21	0.14	0.35	(0.21)	(0.02)	(0.23)
Year Ended February 29, 2020	9.40	0.24	0.35	0.59	(0.26)	—	(0.26)
Year Ended February 28, 2019	9.39	0.28	(0.01)	0.27	(0.26)	—	(0.26)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

382	J.P. Morgan Income Funds	February 28, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$8.94	(3.57)%	$369,487	0.63%	2.24%	0.86%	130%
9.50	(2.01)	494,841	0.63	1.27	0.84	129
9.85	3.25	364,872	0.63	1.73	0.85	129
9.74	5.95	95,222	0.64	2.46	0.92	157
9.41	2.66	100,349	0.63	2.68	1.05	83

8.92	(3.97)	30,862	1.13	1.73	1.36	130
9.47	(2.61)	46,136	1.13	0.77	1.35	129
9.83	2.77	42,071	1.13	1.17	1.35	129
9.72	5.45	7,825	1.14	1.92	1.41	157
9.39	2.15	5,019	1.13	2.16	1.58	83

8.94	(3.33)	2,180,474	0.38	2.45	0.61	130
9.50	(1.77)	4,199,718	0.38	1.52	0.59	129
9.85	3.49	2,286,573	0.38	1.88	0.60	129
9.74	6.31	187,225	0.39	2.64	0.65	157
9.40	2.90	125,030	0.38	2.92	0.79	83

8.94	(3.17)	1,907,142	0.32	2.49	0.36	130
9.49	(1.81)	4,667,469	0.32	1.58	0.34	129
9.85	3.66	3,991,010	0.32	2.12	0.35	129
9.73	6.31	3,531,440	0.32	2.47	0.37	157
9.40	2.95	45,323	0.32	2.97	0.54	83
SEE NOTES TO FINANCIAL STATEMENTS.

February 28, 2023	J.P. Morgan Income Funds	383

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 for JPM I and JPM II and November 11, 2015 for JPM IV, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.
The following are 11 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan Core Bond Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Core Plus Bond Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Floating Rate Income Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan Government Bond Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4 and Class R6	JPM II	Diversified
JPMorgan High Yield Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Income Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan Limited Duration Bond Fund	Class A, Class C, Class I and Class R6	JPM II	Diversified
JPMorgan Mortgage-Backed Securities Fund	Class A, Class C, Class I and Class R6	JPM II	Diversified
JPMorgan Preferred and Income Securities Fund(1)	Class A, Class C(2), Class I and Class R6	JPM IV	Diversified
JPMorgan Short Duration Bond Fund	Class A, Class C, Class I and Class R6	JPM II	Diversified
JPMorgan Short Duration Core Plus Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified

(1)	Commencement of operations was March 31, 2022.
(2)	Commencement of offering of class of shares effective August 1, 2022 for JPMorgan Preferred and Income Securities Fund.
Effective March 1, 2023, shares of Limited Duration Bond Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of Limited Duration Bond Fund unless they meet certain requirements as described in Limited Duration Bond Fund’s prospectuses.
At a meeting held on February 7-9, 2023, the Board approved the reorganization (the “Reorganization”) of Limited Duration Bond Fund into a newly created exchange-traded fund, JPMorgan Limited Duration Bond ETF (“JPM Limited Duration Bond ETF”), a series of J.P. Morgan Exchange-Traded Fund Trust. The Reorganization is expected to occur as of the close of business on July 28, 2023 (the “Closing Date”). Following the Reorganization, Limited Duration Bond Fund’s performance and financial history will be adopted by JPM Limited Duration Bond ETF. In connection with the Reorganization, shareholders of Limited Duration Bond Fund (except as noted below) will receive shares of JPM Limited Duration Bond ETF equal in value to the number of shares of Limited Duration Bond Fund they own on the Closing Date, including a cash payment in lieu of fractional shares of JPM Limited Duration Bond ETF, which cash payment may be taxable. Shareholders of Limited Duration Bond Fund who do not hold their shares through a brokerage account that can accept shares of JPM Limited Duration Bond ETF on the Closing Date will have their Fund shares liquidated, and such shareholders will receive cash equal in value to their Limited Duration Bond Fund shares, which cash payment may be taxable. Shareholders of Limited Duration Bond Fund who hold their shares through a fund direct individual retirement account and do not take action prior to the Reorganization will have their Fund shares exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to their Limited Duration Bond Fund shares. JPM Limited Duration Bond ETF will have the same investment adviser, investment objective and fundamental investment policies and substantially similar investment strategies as Limited Duration Bond Fund. It is anticipated that effective as of the Closing Date, Limited Duration Bond Fund will cease operations in connection with the consummation of the Reorganization.
The investment objective of JPMorgan Core Bond Fund (“Core Bond Fund”) is to seek to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.
The investment objective of JPMorgan Core Plus Bond Fund (“Core Plus Bond Fund”) is to seek a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.
The investment objective of JPMorgan Floating Rate Income Fund (“Floating Rate Income Fund”) is to seek to provide current income with a secondary objective of capital appreciation.
The investment objective of JPMorgan Government Bond Fund (“Government Bond Fund”) is to seek a high level of current income with liquidity and safety of principal.
The investment objective of JPMorgan High Yield Fund (“High Yield Fund”) is to seek a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

384	J.P. Morgan Income Funds	February 28, 2023

The investment objective of JPMorgan Income Fund (“Income Fund”) is to seek to provide income with a secondary objective of capital appreciation.
The investment objective of JPMorgan Limited Duration Bond Fund (“Limited Duration Bond Fund”) is to seek a high level of current income consistent with low volatility of principal.
The investment objective of JPMorgan Mortgage-Backed Securities Fund (“Mortgage-Backed Securities Fund”) is to seek to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.
The investment objective of JPMorgan Preferred and Income Securities Fund ("Preferred and Income Securities Fund") is to seek to provide a high level of current income and total return.
The investment objective of JPMorgan Short Duration Bond Fund (‘Short Duration Bond Fund”) is to seek current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities.
The investment objective of JPMorgan Short Duration Core Plus Fund (“Short Duration Core Plus Fund”) is to seek total return consistent with preservation of capital.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Class C Shares automatically convert to Class A Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the "Boards"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.
Under Section 2(a)(41) of the 1940 Act, the Boards are required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Boards may designate the performance of these fair valuation determinations to a valuation designee. The Boards have designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Boards subject to appropriate oversight by the Boards. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

February 28, 2023	J.P. Morgan Income Funds	385

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
(Dollar values in thousands)
Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.
See the tables on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by Core Bond Fund, Core Plus Bond Fund, Floating Rate Income Fund, High Yield Fund, Income Fund, Limited Duration Bond Fund, Mortgage-Backed Securities Fund, Short Duration Bond Fund and Short Duration Core Plus Fund at February 28, 2023.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Core Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$3,466,280	$1,383,442	$4,849,722
Collateralized Mortgage Obligations	—	1,762,181	360,930	2,123,111
Commercial Mortgage-Backed Securities	—	2,344,881	76,979	2,421,860
Corporate Bonds	—	8,014,397	—	8,014,397
Foreign Government Securities	—	138,363	—	138,363
Loan Assignments	—	60,047	—	60,047
Mortgage-Backed Securities
Mortgage-Backed Securities	—	6,862,324	63,826	6,926,150
Municipal Bonds	—	147,619	—	147,619
U.S. Government Agency Securities	—	195,150	—	195,150
U.S. Treasury Obligations	—	9,693,154	—	9,693,154
Short-Term Investments
Investment Companies	1,056,388	—	—	1,056,388
Total Investments in Securities	$1,056,388	$32,684,396	$1,885,177	$35,625,961
Depreciation in Other Financial Instruments
Futures Contracts	$(3,408)	$—	$—	$(3,408)

386	J.P. Morgan Income Funds	February 28, 2023

Core Plus Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$1,930,054	$703,664	$2,633,718
Collateralized Mortgage Obligations	—	523,262	152,633	675,895
Commercial Mortgage-Backed Securities	—	1,682,018	152,497	1,834,515
Common Stocks
Communications Equipment	—	—	—(a)	—(a)
Diversified Financial Services	—	—	4	4
Energy Equipment & Services	—	—	—(a)	—(a)
Food & Staples Retailing	—	—	152	152
Independent Power and Renewable Electricity Producers	75	—	—	75
Internet & Direct Marketing Retail	—	—	716	716
Media	1,808	—	—	1,808
Oil, Gas & Consumable Fuels	7,460	—	525	7,985
Professional Services	—	—	1,633	1,633
Specialty Retail	—	—	625	625
Wireless Telecommunication Services	—	—	1,712	1,712
Total Common Stocks	9,343	—	5,367	14,710
Convertible Bonds	—	—	699	699
Convertible Preferred Stocks	—	—	3,418	3,418
Corporate Bonds
Aerospace & Defense	—	55,838	—	55,838
Airlines	—	27,710	—	27,710
Auto Components	—	51,943	—	51,943
Automobiles	—	16,384	—	16,384
Banks	—	999,772	—	999,772
Beverages	—	28,384	—	28,384
Biotechnology	—	67,155	—	67,155
Building Products	—	31,308	—	31,308
Capital Markets	—	375,185	—	375,185
Chemicals	—	73,986	—	73,986
Commercial Services & Supplies	—	57,866	—	57,866
Communications Equipment	—	10,848	—	10,848
Construction & Engineering	—	20,388	—	20,388
Construction Materials	—	1,128	—	1,128
Consumer Finance	—	165,305	—	165,305
Containers & Packaging	—	57,699	—	57,699
Diversified Consumer Services	—	8,247	—	8,247
Diversified Financial Services	—	31,043	—	31,043
Diversified Telecommunication Services	—	183,186	1	183,187
Electric Utilities	—	331,662	—	331,662
Electrical Equipment	—	13,686	—	13,686
Electronic Equipment, Instruments & Components	—	12,423	—	12,423
Energy Equipment & Services	—	12,840	—	12,840
Entertainment	—	62,245	—	62,245
Equity Real Estate Investment Trusts (REITs)	—	98,874	—	98,874
Food & Staples Retailing	—	38,999	—	38,999
Food Products	—	29,731	—	29,731
Gas Utilities	—	30,870	—	30,870

February 28, 2023	J.P. Morgan Income Funds	387

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
(Dollar values in thousands)
Core Plus Bond Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Health Care Equipment & Supplies	$—	$22,313	$—	$22,313
Health Care Providers & Services	—	203,605	—	203,605
Health Care Technology	—	7,575	—	7,575
Hotels, Restaurants & Leisure	—	113,849	—	113,849
Household Durables	—	21,949	—	21,949
Household Products	—	19,979	—	19,979
Independent Power and Renewable Electricity Producers	—	26,944	—	26,944
Insurance	—	60,361	—	60,361
Interactive Media & Services	—	13,186	—	13,186
Internet & Direct Marketing Retail	—	14,578	—	14,578
IT Services	—	42,959	—	42,959
Life Sciences Tools & Services	—	7,706	—	7,706
Machinery	—	20,455	—	20,455
Marine	—	2,052	—	2,052
Media	—	226,589	—	226,589
Metals & Mining	—	96,414	—	96,414
Mortgage Real Estate Investment Trusts (REITs)	—	91,124	—	91,124
Multiline Retail	—	10,504	—	10,504
Multi-Utilities	—	37,694	—	37,694
Oil, Gas & Consumable Fuels	—	416,570	—	416,570
Personal Products	—	10,299	—	10,299
Pharmaceuticals	—	110,858	—	110,858
Real Estate Management & Development	—	4,053	—	4,053
Road & Rail	—	33,325	—	33,325
Semiconductors & Semiconductor Equipment	—	64,355	—	64,355
Software	—	66,797	—	66,797
Specialty Retail	—	78,110	—	78,110
Technology Hardware, Storage & Peripherals	—	33,528	—	33,528
Textiles, Apparel & Luxury Goods	—	5,491	—	5,491
Thrifts & Mortgage Finance	—	60,563	—	60,563
Tobacco	—	90,215	—	90,215
Trading Companies & Distributors	—	56,116	—	56,116
Transportation Infrastructure	—	1,742	—	1,742
Water Utilities	—	1,231	—	1,231
Wireless Telecommunication Services	—	30,010	—	30,010
Total Corporate Bonds	—	4,997,804	1	4,997,805
Foreign Government Securities	—	120,010	—	120,010
Loan Assignments
Auto Components	—	4,574	—	4,574
Beverages	—	4,575	—	4,575
Containers & Packaging	—	3,396	—	3,396
Diversified Financial Services	—	—	1,808	1,808
Electrical Equipment	—	3,112	—	3,112
Entertainment	—	2,830	—	2,830
Food & Staples Retailing	—	1,518	—	1,518
Internet & Direct Marketing Retail	—	5,465	—	5,465
IT Services	—	3,185	—	3,185
Leisure Products	—	—	16	16

388	J.P. Morgan Income Funds	February 28, 2023

Core Plus Bond Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Machinery	$—	$4,321	$—	$4,321
Personal Products	—	5,988	—	5,988
Road & Rail	—	3,998	—	3,998
Software	—	6,059	—	6,059
Specialty Retail	—	9,888	—	9,888
Total Loan Assignments	—	58,909	1,824	60,733
Mortgage-Backed Securities	—	2,669,290	—	2,669,290
Municipal Bonds	—	20,130	—	20,130
Preferred Stocks	—	—	1,853	1,853
Rights	—	—	133	133
U.S. Government Agency Securities	—	46,299	—	46,299
U.S. Treasury Obligations	—	2,842,145	—	2,842,145
Warrants	—	—	1,041	1,041
Short-Term Investments
Investment Companies	826,935	—	—	826,935
Investment of Cash Collateral from Securities Loaned	548	—	—	548
Total Short-Term Investments	827,483	—	—	827,483
Total Investments in Securities	$836,826	$14,889,921	$1,023,130	$16,749,877
Appreciation in Other Financial Instruments
Futures Contracts	$2,014	$—	$—	$2,014
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(2,668)	—	(2,668)
Futures Contracts	(5,245)	—	—	(5,245)
Swaps	—	(18,530)	—	(18,530)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(3,231)	$(21,198)	$—	$(24,429)

(a)	Amount rounds to less than one thousand.

Floating Rate Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Food & Staples Retailing	$—	$—	$417	$417
Media	1,103	—	—	1,103
Professional Services	—	—	2,582	2,582
Specialty Retail	—	—	1,101	1,101
Total Common Stocks	1,103	—	4,100	5,203
Convertible Preferred Stocks	—	—	6,025	6,025
Corporate Bonds	—	20,841	—	20,841
Loan Assignments
Aerospace & Defense	—	5,671	—	5,671
Airlines	—	3,196	—	3,196
Auto Components	—	5,450	—	5,450

February 28, 2023	J.P. Morgan Income Funds	389

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
(Dollar values in thousands)
Floating Rate Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Automobiles	$—	$786	$—	$786
Beverages	—	2,391	—	2,391
Building Products	—	4,237	—	4,237
Capital Markets	—	1,295	—	1,295
Chemicals	—	11,258	—	11,258
Commercial Services & Supplies	—	11,465	—	11,465
Communications Equipment	—	4,151	—	4,151
Construction & Engineering	—	5,247	—	5,247
Containers & Packaging	—	9,364	—	9,364
Diversified Consumer Services	—	4,608	—	4,608
Diversified Financial Services	—	2,404	—	2,404
Diversified Telecommunication Services	—	5,088	—	5,088
Electric Utilities	—	4,993	—	4,993
Electrical Equipment	—	6,173	—	6,173
Electronic Equipment, Instruments & Components	—	3,021	—	3,021
Energy Equipment & Services	—	3,102	—	3,102
Entertainment	—	6,823	—	6,823
Food & Staples Retailing	—	7,388	—	7,388
Food Products	—	1,626	—	1,626
Health Care Equipment & Supplies	—	8,022	—	8,022
Health Care Providers & Services	—	18,262	—	18,262
Hotels, Restaurants & Leisure	—	7,470	—	7,470
Household Durables	—	2,509	—	2,509
Independent Power and Renewable Electricity Producers	—	2,519	—	2,519
Insurance	—	7,250	—	7,250
Internet & Direct Marketing Retail	—	3,784	—	3,784
IT Services	—	4,811	—	4,811
Leisure Products	—	1,216	423	1,639
Life Sciences Tools & Services	—	2,743	—	2,743
Machinery	—	8,989	—	8,989
Media	—	21,346	—	21,346
Oil, Gas & Consumable Fuels	—	1,169	—	1,169
Personal Products	—	5,513	—	5,513
Pharmaceuticals	—	4,815	—	4,815
Professional Services	—	4,589	—	4,589
Road & Rail	—	7,537	—	7,537
Semiconductors & Semiconductor Equipment	—	7,309	—	7,309
Software	—	18,573	—	18,573
Specialty Retail	—	14,845	—	14,845
Technology Hardware, Storage & Peripherals	—	2,421	—	2,421
Textiles, Apparel & Luxury Goods	—	1,040	—	1,040
Total Loan Assignments	—	266,469	423	266,892
Warrants
Diversified Telecommunication Services	—	—	49	49
Entertainment	—	—(a)	—	—(a)
Total Warrants	—	—(a)	49	49

390	J.P. Morgan Income Funds	February 28, 2023

Floating Rate Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investments
Investment Companies	$20,388	$—	$—	$20,388
Total Investments in Securities	$21,491	$287,310	$10,597	$319,398

(a)	Amount rounds to less than one thousand.

Government Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$26,753	$—	$26,753
Collateralized Mortgage Obligations	—	375,025	—	375,025
Commercial Mortgage-Backed Securities	—	187,995	—	187,995
Mortgage-Backed Securities	—	478,049	—	478,049
U.S. Government Agency Securities	—	61,880	—	61,880
U.S. Treasury Obligations	—	580,326	—	580,326
Short-Term Investments
Investment Companies	123,090	—	—	123,090
Total Investments in Securities	$123,090	$1,710,028	$—	$1,833,118

High Yield Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Communications Equipment	$—	$—	$— (a)	$—(a)
Diversified Financial Services	—	—	18	18
Diversified Telecommunication Services	6,864	—	—	6,864
Energy Equipment & Services	—	—	—(a)	—(a)
Equity Real Estate Investment Trusts (REITs)	13,171	—	—	13,171
Food & Staples Retailing	—	—	1,539	1,539
Internet & Direct Marketing Retail	—	—	4,306	4,306
Media	6,075	—	—	6,075
Oil, Gas & Consumable Fuels	27,647	—	2,072	29,719
Pharmaceuticals	1,796	—	—	1,796
Professional Services	—	—	13,611	13,611
Specialty Retail	—	—	5,429	5,429
Wireless Telecommunication Services	—	—	18,319	18,319
Total Common Stocks	55,553	—	45,294	100,847
Convertible Bonds
Hotels, Restaurants & Leisure	—	537	—	537
Media	—	27,210	—	27,210
Oil, Gas & Consumable Fuels	—	—	3,490	3,490
Total Convertible Bonds	—	27,747	3,490	31,237
Convertible Preferred Stocks	—	—	29,715	29,715

February 28, 2023	J.P. Morgan Income Funds	391

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
(Dollar values in thousands)
High Yield Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Corporate Bonds
Aerospace & Defense	$—	$67,424	$—	$67,424
Airlines	—	39,185	—	39,185
Auto Components	—	193,659	—	193,659
Automobiles	—	9,431	—	9,431
Banks	—	36,182	—	36,182
Beverages	—	7,893	—	7,893
Biotechnology	—	9,982	—	9,982
Building Products	—	77,869	—	77,869
Capital Markets	—	1,991	—	1,991
Chemicals	—	117,419	—	117,419
Commercial Services & Supplies	—	141,710	—	141,710
Communications Equipment	—	46,471	—	46,471
Construction & Engineering	—	36,518	—	36,518
Consumer Finance	—	146,094	—	146,094
Containers & Packaging	—	100,482	—	100,482
Distributors	—	3,848	—	3,848
Diversified Consumer Services	—	1,950	—	1,950
Diversified Financial Services	—	8,097	—	8,097
Diversified Telecommunication Services	—	364,575	8	364,583
Electric Utilities	—	22,918	—	22,918
Electrical Equipment	—	34,523	—	34,523
Electronic Equipment, Instruments & Components	—	19,685	—	19,685
Energy Equipment & Services	—	38,844	—	38,844
Entertainment	—	63,923	—	63,923
Equity Real Estate Investment Trusts (REITs)	—	96,570	—	96,570
Food & Staples Retailing	—	63,017	—	63,017
Food Products	—	27,988	—	27,988
Gas Utilities	—	8,930	—	8,930
Health Care Equipment & Supplies	—	33,840	—	33,840
Health Care Providers & Services	—	253,109	—	253,109
Health Care Technology	—	9,056	—	9,056
Hotels, Restaurants & Leisure	—	233,507	—	233,507
Household Durables	—	26,964	—	26,964
Household Products	—	58,207	—	58,207
Independent Power and Renewable Electricity Producers	—	8,762	—	8,762
Interactive Media & Services	—	776	—	776
Internet & Direct Marketing Retail	—	7,742	—	7,742
IT Services	—	42,241	—	42,241
Leisure Products	—	14,263	—	14,263
Life Sciences Tools & Services	—	4,899	—	4,899
Machinery	—	18,465	—	18,465
Media	—	419,601	—	419,601
Metals & Mining	—	73,278	—	73,278
Multiline Retail	—	17,218	—	17,218
Oil, Gas & Consumable Fuels	—	392,178	—	392,178
Paper & Forest Products	—	2,652	—	2,652
Personal Products	—	23,544	—	23,544
Pharmaceuticals	—	166,493	—	166,493

392	J.P. Morgan Income Funds	February 28, 2023

High Yield Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Professional Services	$—	$1,856	$—	$1,856
Real Estate Management & Development	—	8,583	—	8,583
Road & Rail	—	55,813	—	55,813
Semiconductors & Semiconductor Equipment	—	47,168	—	47,168
Software	—	55,702	—	55,702
Specialty Retail	—	103,890	—	103,890
Textiles, Apparel & Luxury Goods	—	2,356	—	2,356
Thrifts & Mortgage Finance	—	22,008	—	22,008
Trading Companies & Distributors	—	51,756	—	51,756
Wireless Telecommunication Services	—	38,088	—	38,088
Total Corporate Bonds	—	3,981,193	8	3,981,201
Exchange-Traded Funds	30,408	—	—	30,408
Loan Assignments
Airlines	—	2,303	—	2,303
Auto Components	—	9,346	—	9,346
Beverages	—	6,713	—	6,713
Chemicals	—	5,850	—	5,850
Commercial Services & Supplies	—	7,235	—	7,235
Containers & Packaging	—	20,940	—	20,940
Diversified Telecommunication Services	—	6,733	—	6,733
Food & Staples Retailing	—	21,648	—	21,648
Health Care Equipment & Supplies	—	4,635	—	4,635
Health Care Providers & Services	—	22,060	—	22,060
Household Durables	—	8,943	—	8,943
Internet & Direct Marketing Retail	—	3,131	—	3,131
Leisure Products	—	13,949	403	14,352
Machinery	—	17,637	—	17,637
Media	—	29,640	—	29,640
Personal Products	—	26,046	—	26,046
Road & Rail	—	16,335	—	16,335
Semiconductors & Semiconductor Equipment	—	3,369	—	3,369
Software	—	4,656	—	4,656
Specialty Retail	—	50,271	—	50,271
Total Loan Assignments	—	281,440	403	281,843
Preferred Stocks	—	—	12,406	12,406
Rights	—	—	3,601	3,601
Warrants	—	—	3,389	3,389
Short-Term Investments
Investment Companies	12,389	—	—	12,389
Total Investments in Securities	$98,350	$4,290,380	$98,306	$4,487,036

(a)	Amount rounds to less than one thousand.

February 28, 2023	J.P. Morgan Income Funds	393

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
(Dollar values in thousands)
Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$1,985,848	$465,454	$2,451,302
Collateralized Mortgage Obligations	—	901,562	91,311	992,873
Commercial Mortgage-Backed Securities	—	2,429,781	77,389	2,507,170
Common Stocks
Diversified Telecommunication Services	539	—	—	539
Food & Staples Retailing	—	—	114	114
Media	27	—	—	27
Oil, Gas & Consumable Fuels	20,771	—	76	20,847
Pharmaceuticals	54	—	—	54
Professional Services	—	—	1	1
Specialty Retail	—	—	3	3
Wireless Telecommunication Services	—	—	3,604	3,604
Total Common Stocks	21,391	—	3,798	25,189
Convertible Bonds	—	—	1,285	1,285
Corporate Bonds
Aerospace & Defense	—	36,199	—	36,199
Airlines	—	26,744	—	26,744
Auto Components	—	92,227	—	92,227
Automobiles	—	837	—	837
Banks	—	142,186	—	142,186
Beverages	—	7,034	—	7,034
Biotechnology	—	5,456	—	5,456
Building Products	—	38,254	—	38,254
Capital Markets	—	36,530	—	36,530
Chemicals	—	113,705	—	113,705
Commercial Services & Supplies	—	91,479	—	91,479
Communications Equipment	—	32,342	—	32,342
Construction & Engineering	—	30,145	—	30,145
Consumer Finance	—	78,737	—	78,737
Containers & Packaging	—	102,856	—	102,856
Diversified Consumer Services	—	10,911	—	10,911
Diversified Telecommunication Services	—	247,326	2	247,328
Electric Utilities	—	69,348	—	69,348
Electrical Equipment	—	22,891	—	22,891
Electronic Equipment, Instruments & Components	—	25,589	—	25,589
Energy Equipment & Services	—	15,805	—	15,805
Entertainment	—	37,489	—	37,489
Equity Real Estate Investment Trusts (REITs)	—	63,461	—	63,461
Food & Staples Retailing	—	50,466	—	50,466
Food Products	—	31,525	—	31,525
Gas Utilities	—	7,778	—	7,778
Health Care Equipment & Supplies	—	33,964	—	33,964
Health Care Providers & Services	—	185,268	—	185,268
Health Care Technology	—	9,302	—	9,302
Hotels, Restaurants & Leisure	—	175,930	—	175,930
Household Durables	—	17,664	—	17,664
Household Products	—	42,488	—	42,488

394	J.P. Morgan Income Funds	February 28, 2023

Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Independent Power and Renewable Electricity Producers	$—	$10,309	$—	$10,309
Insurance	—	530	—	530
Internet & Direct Marketing Retail	—	4,492	—	4,492
IT Services	—	23,984	—	23,984
Leisure Products	—	14,716	—	14,716
Machinery	—	15,707	—	15,707
Marine	—	5,695	—	5,695
Media	—	350,458	—	350,458
Metals & Mining	—	69,892	—	69,892
Mortgage Real Estate Investment Trusts (REITs)	—	71,368	—	71,368
Multiline Retail	—	15,212	—	15,212
Multi-Utilities	—	7,519	—	7,519
Oil, Gas & Consumable Fuels	—	336,112	—	336,112
Paper & Forest Products	—	2,985	—	2,985
Personal Products	—	23,952	—	23,952
Pharmaceuticals	—	119,890	—	119,890
Real Estate Management & Development	—	2,131	—	2,131
Road & Rail	—	47,429	—	47,429
Semiconductors & Semiconductor Equipment	—	27,873	—	27,873
Software	—	49,949	—	49,949
Specialty Retail	—	88,901	—	88,901
Technology Hardware, Storage & Peripherals	—	5,455	—	5,455
Thrifts & Mortgage Finance	—	10,958	—	10,958
Tobacco	—	1,820	—	1,820
Trading Companies & Distributors	—	55,801	—	55,801
Transportation Infrastructure	—	4,294	—	4,294
Wireless Telecommunication Services	—	66,322	—	66,322
Total Corporate Bonds	—	3,315,690	2	3,315,692
Foreign Government Securities	—	343,664	—	343,664
Loan Assignments
Auto Components	—	3,471	—	3,471
Beverages	—	1,830	—	1,830
Chemicals	—	2,394	—	2,394
Containers & Packaging	—	3,204	—	3,204
Diversified Financial Services	—	—	329	329
Electronic Equipment, Instruments & Components	—	2,447	—	2,447
Food & Staples Retailing	—	2,356	—	2,356
Health Care Equipment & Supplies	—	2,962	—	2,962
Health Care Providers & Services	—	3,108	—	3,108
Leisure Products	—	—	5	5
Life Sciences Tools & Services	—	1,071	—	1,071
Machinery	—	1,920	—	1,920
Media	—	2,586	—	2,586
Personal Products	—	8,618	—	8,618
Pharmaceuticals	—	1,983	—	1,983
Road & Rail	—	4,194	—	4,194
Specialty Retail	—	6,301	—	6,301
Total Loan Assignments	—	48,445	334	48,779

February 28, 2023	J.P. Morgan Income Funds	395

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
(Dollar values in thousands)
Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Mortgage-Backed Securities	$—	$1,055,071	$—	$1,055,071
Municipal Bonds	—	1,532	—	1,532
Preferred Stocks
Electric Utilities	9,057	—	—	9,057
Insurance	593	—	—	593
Internet & Direct Marketing Retail	—	—	12	12
Total Preferred Stocks	9,650	—	12	9,662
Rights	—	—	—(a)	—(a)
Warrants	—	—	13	13
Short-Term Investments
Investment Companies	225,246	—	—	225,246
Total Investments in Securities	$256,287	$10,081,593	$639,598	$10,977,478
Liabilities
TBA Short Commitment	$—	$(636,680)	$—	$(636,680)
Total Liabilities in Securities Sold Short	$—	$(636,680)	$—	$(636,680)
Appreciation in Other Financial Instruments
Futures Contracts	$435	$—	$—	$435
Swaps	—	927	—	927
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(6,909)	—	(6,909)
Futures Contracts	(6,011)	—	—	(6,011)
Swaps	—	(35,390)	—	(35,390)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(5,576)	$(41,372)	$—	$(46,948)

(a)	Amount rounds to less than one thousand.

Limited Duration Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$432,664	$18,724	$451,388
Collateralized Mortgage Obligations	—	258,357	—	258,357
Commercial Mortgage-Backed Securities	—	117,625	—	117,625
Corporate Bonds	—	114,680	—	114,680
Mortgage-Backed Securities	—	96,174	—	96,174
Short-Term Investments
Investment Companies	98,193	—	—	98,193
Total Investments in Securities	$98,193	$1,019,500	$18,724	$1,136,417

396	J.P. Morgan Income Funds	February 28, 2023

Mortgage-Backed Securities Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$502,120	$73,167	$575,287
Collateralized Mortgage Obligations	—	486,935	59,308	546,243
Commercial Mortgage-Backed Securities	—	365,595	24,498	390,093
Mortgage-Backed Securities	—	2,153,790	—	2,153,790
U.S. Treasury Obligations	—	196,523	—	196,523
Short-Term Investments
Investment Companies	149,512	—	—	149,512
Total Investments in Securities	$149,512	$3,704,963	$156,973	$4,011,448
Depreciation in Other Financial Instruments
Futures Contracts	$(276)	$—	$—	$(276)

Preferred and Income Securities Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Corporate Bonds	$—	$659,260	$—	$659,260
Preferred Stocks	40,435	—	—	40,435
Short-Term Investments
Investment Companies	14,895	—	—	14,895
Total Investments in Securities	$55,330	$659,260	$—	$714,590

Short Duration Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$1,793,228	$40,155	$1,833,383
Collateralized Mortgage Obligations	—	659,362	32,172	691,534
Commercial Mortgage-Backed Securities	—	252,906	—	252,906
Corporate Bonds	—	2,520,588	—	2,520,588
Mortgage-Backed Securities	—	246,647	—	246,647
U.S. Treasury Obligations	—	935,381	—	935,381
Short-Term Investments
Investment Companies	289,870	—	—	289,870
U.S. Treasury Obligations	—	334,402	—	334,402
Total Short-Term Investments	289,870	334,402	—	624,272
Total Investments in Securities	$289,870	$6,742,514	$72,327	$7,104,711
Appreciation in Other Financial Instruments
Futures Contracts	$579	$—	$—	$579
Depreciation in Other Financial Instruments
Futures Contracts	(5,608)	—	—	(5,608)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(5,029)	$—	$—	$(5,029)

February 28, 2023	J.P. Morgan Income Funds	397

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
(Dollar values in thousands)
Short Duration Core Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$825,589	$32,692	$858,281
Collateralized Mortgage Obligations	—	220,121	5,187	225,308
Commercial Mortgage-Backed Securities	—	332,309	—	332,309
Common Stocks
Oil, Gas & Consumable Fuels	1,985	—	11	1,996
Wireless Telecommunication Services	—	—	364	364
Total Common Stocks	1,985	—	375	2,360
Convertible Bonds	—	—	232	232
Corporate Bonds
Aerospace & Defense	—	29,114	—	29,114
Airlines	—	5,588	—	5,588
Auto Components	—	13,603	—	13,603
Automobiles	—	12,255	—	12,255
Banks	—	710,430	—	710,430
Biotechnology	—	12,333	—	12,333
Building Products	—	8,183	—	8,183
Capital Markets	—	233,493	—	233,493
Chemicals	—	15,705	—	15,705
Commercial Services & Supplies	—	14,359	—	14,359
Communications Equipment	—	4,385	—	4,385
Construction & Engineering	—	3,445	—	3,445
Consumer Finance	—	96,536	—	96,536
Containers & Packaging	—	15,332	—	15,332
Diversified Consumer Services	—	573	—	573
Diversified Financial Services	—	16,981	—	16,981
Diversified Telecommunication Services	—	24,974	—(a)	24,974
Electric Utilities	—	64,243	—	64,243
Electrical Equipment	—	1,568	—	1,568
Energy Equipment & Services	—	4,353	—	4,353
Entertainment	—	13,569	—	13,569
Equity Real Estate Investment Trusts (REITs)	—	4,874	—	4,874
Food & Staples Retailing	—	7,002	—	7,002
Food Products	—	36,962	—	36,962
Health Care Equipment & Supplies	—	2,992	—	2,992
Health Care Providers & Services	—	18,536	—	18,536
Hotels, Restaurants & Leisure	—	24,719	—	24,719
Household Durables	—	4,085	—	4,085
Household Products	—	6,904	—	6,904
Independent Power and Renewable Electricity Producers	—	9,629	—	9,629
Insurance	—	12,467	—	12,467
Internet & Direct Marketing Retail	—	411	—	411
IT Services	—	2,729	—	2,729
Leisure Products	—	811	—	811
Machinery	—	1,223	—	1,223
Media	—	43,071	—	43,071
Metals & Mining	—	15,400	—	15,400
Multiline Retail	—	4,851	—	4,851

398	J.P. Morgan Income Funds	February 28, 2023

Short Duration Core Plus Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Multi-Utilities	$—	$3,843	$—	$3,843
Oil, Gas & Consumable Fuels	—	87,170	—	87,170
Personal Products	—	2,399	—	2,399
Pharmaceuticals	—	14,462	—	14,462
Real Estate Management & Development	—	4,441	—	4,441
Road & Rail	—	30,345	—	30,345
Semiconductors & Semiconductor Equipment	—	21,573	—	21,573
Software	—	10,782	—	10,782
Specialty Retail	—	14,352	—	14,352
Technology Hardware, Storage & Peripherals	—	879	—	879
Textiles, Apparel & Luxury Goods	—	855	—	855
Thrifts & Mortgage Finance	—	64,833	—	64,833
Tobacco	—	16,607	—	16,607
Trading Companies & Distributors	—	38,372	—	38,372
Wireless Telecommunication Services	—	4,130	—	4,130
Total Corporate Bonds	—	1,812,731	—(a)	1,812,731
Foreign Government Securities	—	39,957	—	39,957
Loan Assignments	—	18,778	—	18,778
Mortgage-Backed Securities	—	483,655	—	483,655
Municipal Bonds	—	2,861	—	2,861
Rights	—	—	—(a)	—(a)
U.S. Treasury Obligations	—	525,763	—	525,763
Short-Term Investments
Investment Companies	117,008	—	—	117,008
U.S. Treasury Obligations	—	68,693	—	68,693
Total Short-Term Investments	117,008	68,693	—	185,701
Total Investments in Securities	$118,993	$4,330,457	$38,486	$4,487,936
Appreciation in Other Financial Instruments
Futures Contracts	$189	$—	$—	$189
Depreciation in Other Financial Instruments
Futures Contracts	(653)	—	—	(653)
Swaps	—	(4,189)	—	(4,189)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(464)	$(4,189)	$—	$(4,653)

(a)	Amount rounds to less than one thousand.
The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:
Core Bond Fund	Balance as of February 28, 2022	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Other(a)	Balance as of February 28, 2023
Investments in Securities:
Asset-Backed Securities	$781,986	$—(b)	$(36,265)	$114	$811,618	$(321,531)	$604,476	$(582,862)	$125,906	$1,383,442
Collateralized Mortgage Obligations	669,441	(8,546)	(3,050)	23	207,055	(278,509)	94,909	(151,587)	(168,806)	360,930
Commercial Mortgage-Backed Securities	217,967	—	(4,034)	(51)	130	(4,899)	3,082	(178,116)	42,900	76,979

February 28, 2023	J.P. Morgan Income Funds	399

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
(Dollar values in thousands)
Core Bond Fund	Balance as of February 28, 2022	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Other(a)	Balance as of February 28, 2023
Mortgage-Backed Securities	$—	$—	$(1,432)	$—	$65,258	$—	$—	$—	$—	$63,826
Total	$1,669,394	$(8,546)	$(44,781)	$86	$1,084,061	$(604,939)	$702,467	$(912,565)	$—	$1,885,177

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Certain Level 3 investments were re-classified between Asset-Backed Securities, Collateralized Mortgage Obligations and Commercial Mortgage-Backed Securities.
(b)	Amount rounds to less than one thousand.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 28, 2023, which were valued using significant unobservable inputs (level 3) amounted to $(53,467). This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
For the year ended February 28, 2023, transfers in and out of level 3 were the result of decreased or increased transparency of market activity (e.g., trades of the Fund’s investments, similar securities of the issuer and/or comparable securities) and observability of certain inputs used by Pricing Services or the Valuation Designee, as applicable, in determining fair value. This change in observability and resulting changes in levels does not impact liquidity or fair value of the Fund's investments or reflect any change in the investment strategy of the Fund.
Core Plus Bond Fund	Balance as of February 28, 2022	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Other(a)	Balance as of February 28, 2023
Investments in Securities:
Asset-Backed Securities	$873,989	$4	$(26,999)	$(37)	$347,004	$(144,388)	$246,693	$(671,418)	$78,816	$703,664
Collateralized Mortgage Obligations	237,435	—	(8,181)	45	100,245	(57,617)	75,140	(92,690)	(101,744)	152,633
Commercial Mortgage-Backed Securities	335,560	—	(4,721)	(44)	13,505	(44,015)	73,911	(244,627)	22,928	152,497
Common Stocks	4,812	5,329	(6,757)	—	—	(6,863)	8,846	—	—	5,367
Convertible Bonds	729	—	(30)	—	—	—	—	—	—	699
Convertible Preferred Stocks	3,332	—	86	—	—	—	—	—	—	3,418
Corporate Bonds	9	—	(8)	—(b)	72	(72)	—	—(b)	—	1
Loan Assignments	3,313	(1)	(116)	(1)	5	(1,376)	—	—	—	1,824
Preferred Stocks	3,882	—	(2,029)	—	—	—	—	—	—	1,853
Rights	140	—	(7)	—	—	—	—	—	—	133
Warrants	781	—	260	—	—	—	—	—	—	1,041
Total	$1,463,982	$5,332	$(48,502)	$(37)	$460,831	$(254,331)	$404,590	$(1,008,735)	$—	$1,023,130

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Certain Level 3 investments were re-classified between Collateralized Mortgage Obligations, Asset-Backed Securities and Commercial Mortgage-Backed Securities.
(b)	Amount rounds to less than one thousand.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 28, 2023, which were valued using significant unobservable inputs (level 3) amounted to $(49,486). This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
For the year ended February 28, 2023, transfers in and out of level 3 were the result of decreased or increased transparency of market activity (e.g., trades of the Fund’s investments, similar securities of the issuer and/or comparable securities) and observability of certain inputs used by Pricing

400	J.P. Morgan Income Funds	February 28, 2023

Services or the Valuation Designee, as applicable, in determining fair value. This change in observability and resulting changes in levels does not impact liquidity or fair value of the Fund's investments or reflect any change in the investment strategy of the Fund.
Floating Rate Income Fund	Balance as of February 28, 2022	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2023
Investments in Securities:
Common Stocks	$1,540	$—	$(219)	$—	$—	$—	$2,779	$—	$4,100
Convertible Preferred Stocks	5,876	—	149	—	—	—	—	—	6,025
Corporate Bonds	113	—	(113)	—	—	—	—	—	—
Loan Assignments	2,223	(40)	81	(69)	311	(2,083)	—	—	423
Warrants	76	—	(27)	—	—	—	—	—	49
Total	$9,828	$(40)	$(129)	$(69)	$311	$(2,083)	$2,779	$—	$10,597

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 28, 2023, which were valued using significant unobservable inputs (level 3) amounted to $57. This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
For the year ended February 28, 2023, transfers in and out of level 3 were the result of decreased or increased transparency of market activity (e.g., trades of the Fund’s investments, similar securities of the issuer and/or comparable securities) and observability of certain inputs used by Pricing Services or the Valuation Designee, as applicable, in determining fair value. This change in observability and resulting changes in levels does not impact liquidity or fair value of the Fund's investments or reflect any change in the investment strategy of the Fund.
.
High Yield Fund	Balance as of February 28, 2022	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2023
Investments in Securities:
Common Stocks	$42,398	$21,031	$(33,669)	$—	$—	$(27,084)	$42,618	$—	$45,294
Convertible Bonds	3,641	—	(151)	—	—	—	—	—	3,490
Convertible Preferred Stocks	28,969	—	746	—	—	—	—	—	29,715
Corporate Bonds	203	—	(195)	—(a)	785	(785)	—	—(a)	8
Loan Assignments	14,193	(38)	(402)	(533)	2,390	(15,207)	—	—	403
Preferred Stocks	14,718	—	(2,312)	—	—	—	—	—	12,406
Rights	3,813	—	(212)	—	—	—	—	—	3,601
Warrants	2,513	—	876	—	—	—	—	—	3,389
Total	$110,448	$20,993	$(35,319)	$(533)	$3,175	$(43,076)	$42,618	$—(a)	$98,306

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Amount rounds to less than one thousand.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 28, 2023, which were valued using significant unobservable inputs (level 3) amounted to $(46,264). This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
For the year ended February 28, 2023, transfers in and out of level 3 were the result of decreased or increased transparency of market activity (e.g., trades of the Fund’s investments, similar securities of the issuer and/or comparable securities) and observability of certain inputs used by Pricing

February 28, 2023	J.P. Morgan Income Funds	401

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
(Dollar values in thousands)
Services or the Valuation Designee, as applicable, in determining fair value. This change in observability and resulting changes in levels does not impact liquidity or fair value of the Fund's investments or reflect any change in the investment strategy of the Fund.
Income Fund	Balance as of February 28, 2022	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Other(a)	Balance as of February 28, 2023
Investments in Securities:
Asset-Backed Securities	$886,488	$(4,323)	$(17,657)	$1,972	$343,982	$(325,204)	$156,798	$(621,930)	$45,328	$465,454
Collateralized Mortgage Obligations	295,028	10	(5,149)	(3)	44,425	(70,907)	56,498	(131,693)	(96,898)	91,311
Commercial Mortgage-Backed Securities	1,113,416	(38,480)	5,572	251	2,027	(150,970)	16,044	(922,041)	51,570	77,389
Common Stocks	5,112	767	(2,116)	—	—	(987)	1,022	—	—	3,798
Convertible Bonds	1,340	—	(55)	—	—	—	—	—	—	1,285
Corporate Bonds	2	—	—(b)	—(b)	155	(155)	—	—(b)	—	2
Loan Assignments	2,880	—(b)	(111)	(88)	404	(2,751)	—	—	—	334
Preferred Stocks	26	—	(14)	—	—	—	—	—	—	12
Rights	—(b)	—	—	—	—	—	—	—	—	—(b)
Warrants	13	—	—	—	—	—	—	—	—	13
Total	$2,304,305	$(42,026)	$(19,530)	$2,132	$390,993	$(550,974)	$230,362	$(1,675,664)	$—	$639,598

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Certain Level 3 investments were re-classified between Collateralized Mortgage Obligations, Asset-Backed Securities and Commercial Mortgage-Backed Security.
(b)	Amount rounds to less than one thousand.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 28, 2023, which were valued using significant unobservable inputs (level 3) amounted to $(28,135). This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
For the year ended February 28, 2023, transfers in and out of level 3 were the result of decreased or increased transparency of market activity (e.g., trades of the Fund’s investments, similar securities of the issuer and/or comparable securities) and observability of certain inputs used by Pricing Services or the Valuation Designee, as applicable, in determining fair value. This change in observability and resulting changes in levels does not impact liquidity or fair value of the Fund's investments or reflect any change in the investment strategy of the Fund.
Limited Duration Bond Fund	Balance as of February 28, 2022	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Other(a)	Balance as of February 28, 2023
Investments in Securities:
Asset-Backed Securities	$18,742	$(3)	$(1,110)	$11	$9,700	$(8,028)	$17,087	$(13,821)	$(3,854)	$18,724
Collateralized Mortgage Obligations	15,188	—	—	—	—	—	—	(19,042)	3,854	—
Commercial Mortgage-Backed Securities	105	—	—	—	—	—	—	(105)	—	—
Total	$34,035	$(3)	$(1,110)	$11	$9,700	$(8,028)	$17,087	$(32,968)	$—	$18,724

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Certain Level 3 investments were re-classified between Asset-Backed Securities and Collateralized Mortgage Obligations.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 28, 2023, which were valued using significant unobservable inputs (level 3) amounted to $(1,108). This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
For the year ended February 28, 2023, transfers in and out of level 3 were the result of decreased or increased transparency of market activity (e.g., trades of the Fund’s investments, similar securities of the issuer and/or comparable securities) and observability of certain inputs used by Pricing

402	J.P. Morgan Income Funds	February 28, 2023

Services or the Valuation Designee, as applicable, in determining fair value. This change in observability and resulting changes in levels does not impact liquidity or fair value of the Fund's investments or reflect any change in the investment strategy of the Fund.
Mortgage-Backed Securities Fund	Balance as of February 28, 2022	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Other(a)	Balance as of February 28, 2023
Investments in Securities:
Asset-Backed Securities	$205,290	$(887)	$(2,620)	$(98)	$26,172	$(41,783)	$50,567	$(169,122)	$5,648	$73,167
Collateralized Mortgage Obligations	138,904	(2,474)	(47)	(24)	7,161	(67,382)	37,906	(44,786)	(9,950)	59,308
Commercial Mortgage-Backed Securities	66,059	(11)	(1,148)	(13)	12,029	(25,392)	4,333	(35,661)	4,302	24,498
Total	$410,253	$(3,372)	$(3,815)	$(135)	$45,362	$(134,557)	$92,806	$(249,569)	$—	$156,973

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Certain Level 3 investments were re-classified between Asset-Backed Securities, Collateralized Mortgage Obligations and Commercial Mortgage-Backed Securities.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 28, 2023, which were valued using significant unobservable inputs (level 3) amounted to $(6,975). This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
For the year ended February 28, 2023, transfers in and out of level 3 were the result of decreased or increased transparency of market activity (e.g., trades of the Fund’s investments, similar securities of the issuer and/or comparable securities) and observability of certain inputs used by Pricing Services or the Valuation Designee, as applicable, in determining fair value. This change in observability and resulting changes in levels does not impact liquidity or fair value of the Fund's investments or reflect any change in the investment strategy of the Fund.
Short Duration Bond Fund	Balance as of February 28, 2022	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Other(a)	Balance as of February 28, 2023
Investments in Securities:
Asset-Backed Securities	$217,395	$—(b)	$(1,730)	$(12)	$—	$(36,555)	$59,318	$(196,645)	$(1,616)	$40,155
Collateralized Mortgage Obligations	2,932	—	(1,133)	15	6,274	(12,042)	37,102	(10,847)	9,871	32,172
Commercial Mortgage-Backed Securities	81,685	(247)	55	—(b)	—	(1,550)	—	(71,688)	(8,255)	—
Total	$302,012	$(247)	$(2,808)	$3	$6,274	$(50,147)	$96,420	$(279,180)	$—	$72,327

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Certain Level 3 investments were re-classified between Collateralized Mortgage Obligations, Asset-Backed Securities and Commercial Mortgage-Backed Securities.
(b)	Amount rounds to less than one thousand.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 28, 2023, which were valued using significant unobservable inputs (level 3) amounted to $(3,068). This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
For the year ended February 28, 2023, transfers in and out of level 3 were the result of decreased or increased transparency of market activity (e.g., trades of the Fund’s investments, similar securities of the issuer and/or comparable securities) and observability of certain inputs used by Pricing

February 28, 2023	J.P. Morgan Income Funds	403

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
(Dollar values in thousands)
Services or the Valuation Designee, as applicable, in determining fair value. This change in observability and resulting changes in levels does not impact liquidity or fair value of the Fund's investments or reflect any change in the investment strategy of the Fund.
Short Duration Core Plus Fund	Balance as of February 28, 2022	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Other(a)	Balance as of February 28, 2023
Investments in Securities:
Asset-Backed Securities	$263,343	$(1,207)	$(1,314)	$(8)	$1,703	$(32,674)	$13,222	$(235,431)	$25,058	$32,692
Collateralized Mortgage Obligations	35,623	(381)	(6)	—(b)	—	(12,132)	—	(17,917)	—	5,187
Commercial Mortgage-Backed Securities	362,858	(8,109)	3,415	(13)	—	(88,062)	—	(245,031)	(25,058)	—
Common Stocks	505	113	(248)	—	—	(146)	151	—	—	375
Convertible Bonds	241	—	(9)	—	—	—	—	—	—	232
Corporate Bonds	—(b)	—	—	—	16	(16)	—	—(b)	—	—(b)
Rights	—(b)	—	—	—	—	—	—	—	—	—(b)
Total	$662,570	$(9,584)	$1,838	$(21)	$1,719	$(133,030)	$13,373	$(498,379)	$—	$38,486

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Certain Level 3 investments were re-classified between Commercial Mortgage-Backed Securities and Asset-Backed Securities.
(b)	Amount rounds to less than one thousand.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 28, 2023, which were valued using significant unobservable inputs (level 3) amounted to $(2,611). This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
For the year ended February 28, 2023, transfers in and out of level 3 were the result of decreased or increased transparency of market activity (e.g., trades of the Fund’s investments, similar securities of the issuer and/or comparable securities) and observability of certain inputs used by Pricing Services or the Valuation Designee, as applicable, in determining fair value. This change in observability and resulting changes in levels does not impact liquidity or fair value of the Fund's investments or reflect any change in the investment strategy of the Fund.
The significant unobservable inputs used in the fair value measurement of the Funds' investments are listed below. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield and default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.
Core Bond Fund
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at February 28, 2023	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$ 843,467	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 21.00% (1.69%)
			Yield (Discount Rate of Cash Flows)	4.11% - 9.58% (7.96%)

Asset-Backed Securities	843,467
	255,969	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 50.00% (4.38%)
			Yield (Discount Rate of Cash Flows)	6.49% - 11.69% (9.14%)

Collateralized Mortgage Obligations	255,969
	73,840	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	8.42% - 8.67% (8.55%)

404	J.P. Morgan Income Funds	February 28, 2023

	Fair Value at February 28, 2023	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
Commercial Mortgage-Backed Securities	73,840
Total	$ 1,173,276

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services.  At February 28, 2023, the value of these investments was $ 711,901. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
Core Plus
Bond Fund
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at February 28, 2023	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$ 524,252	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 35.00% (1.68%)
			Constant Default Rate	0.00% - 1.00% (0.03%)
			Yield (Discount Rate of Cash Flows)	4.11% - 20.00% (9.73%)

Asset-Backed Securities	524,252
	71,781	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 8.00% (2.46%)
			Yield (Discount Rate of Cash Flows)	7.81% - 15.68% (10.38%)

Collateralized Mortgage Obligations	71,781
	123,280	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	8.67% - 11.75% (9.75%)

Commercial Mortgage-Backed Securities	123,280
	699	Term of Restructuring	Liquidation Preference	71.43x (71.43x)

Convertible Bonds	699
	4	Terms of Exchange Offer	Expected Recovery	$0.00 ($0.00)
	-(b)	Market Comparable Companies	EBITDA Multiple (c)	5.0x (5.0x)
			Liquidity Discount	30.00% (30.00%)
Common Stocks	4

	-(b)	Market Comparable Companies	EBITDA Multiple (c)	5.0x (5.0x)
			Liquidity Discount	30.00% (30.00%)

Preferred Stocks	-(b)
	1,808	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	8.80% (8.80%)
	16	Terms of Exchange Offer	Expected Recovery	10.90% (10.90%)

Loan Assignments	1,824
	1	Pending Distribution Amount	Expected Recovery	0.01 ($0.01)

February 28, 2023	J.P. Morgan Income Funds	405

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
(Dollar values in thousands)
	Fair Value at February 28, 2023	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
Rights	1
Total	$ 721,841

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services.  At February 28, 2023, the value of these investments was $301,289. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Amount rounds to less than one thousand.
(c)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
Floating Rate
Income Fund
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at February 28, 2023	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$ 423	Term of Restructuring	Expected Recovery	10.90% (10.90%)

Loan Assignments	423
Total	$ 423

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services.  At February 28, 2023, the value of these investments was $10,174. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
High Yield
Fund
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at February 28, 2023	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	18	Terms of Exchange Offer / Restructuring	Expected Recovery	$0.00 ($0.00)
	-(b)	Market Comparable Companies	EBITDA Multiple (c)	5.0x (5.0x)
			Liquidity Discount	30.00% (30.00%)

Common Stocks	18
	340	Term of Restructuring	Liquidation Preference	71.43x (71.43x)
	4	Market Comparable Companies	EBITDA Multiple (c)	5.0x (5.0x)
			Liquidity Discount	30.00% (30.00%)

Preferred Stocks	344
	3,490	Term of Restructuring	Liquidation Preference	71.43x (71.43x)

Convertible Bonds	3,490
	403	Term of Restructuring	Expected Recovery	10.90% (10.90%)

Loan Assignments	403
Total	$ 4,255

406	J.P. Morgan Income Funds	February 28, 2023

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services.  At February 28, 2023, the value of these investments was $94,051. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Amount rounds to less than one thousand.
(c)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
Income Fund
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at February 28, 2023	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$ 163,412	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 35.00% (2.01%)
			Constant Default Rate	0.00% - 11.00% (0.38%)
			Yield (Discount Rate of Cash Flows)	6.76% - 20.00% (10.49%)
	148,013	Recovery Analysis	Recovery Rate	100% (100%)

Asset-Backed Securities	311,425
	63,884	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 6.00% (0.80%)
			Yield (Discount Rate of Cash Flows)	7.90% - 15.68% (52.59%)

Collateralized Mortgage Obligations	63,884
	76,066	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	8.67% - 11.75 (9.51%)

Commercial Mortgage-Backed Securities	76,066
	329	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	8.80% (8.80%)
	5	Terms of Exchange Offer	Expected Recovery	10.90% (10.90%)

Loan Assignments	334
Total	$451,709

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services.  At February 28, 2023, the value of these investments was $187,889. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Amount rounds to less than one thousand.
Limited Duration Bond Fund
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at February 28, 2023	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$ 16,657	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 12.00% (2.81%)
			Yield (Discount Rate of Cash Flows)	5.83% - 8.00% (6.72%)

Asset-Backed Securities	16,657
Total	$ 16,657

February 28, 2023	J.P. Morgan Income Funds	407

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
(Dollar values in thousands)
#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services.  At February 28, 2023, the value of these investments was $2,067. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
Mortgage-Backed
Securities Fund
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at February 28, 2023	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$ 25,639	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 21.00% (6.02%)
			Yield (Discount Rate of Cash Flows)	4.11% - 10.02% (7.17%)
Asset-Backed Securities	25,639
	54,179	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (29.63%)
			Constant Default Rate	0.00% - 2.99% (0.00%)
			Yield (Discount Rate of Cash Flows)	6.30% - 9.30% (7.49%)

Collateralized Mortgage Obligations	54,179
	20,086	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	7.92% - 8.67% (8.26%)

Commercial Mortgage-Backed Securities	20,086
Total	$ 99,904

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services.  At February 28, 2023, the value of these investments was $57,069. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
Short
Duration
Bond Fund
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at February 28, 2023	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$ 27,685	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (10.67%)
			Yield (Discount Rate of Cash Flows)	5.96% - 6.84% (6.58%)
Asset-Backed Securities	27,685
	32,150	Discounted Cash Flow	Constant Prepayment Rate	35.00% - 90.00% (54.21%)
			Yield (Discount Rate of Cash Flows)	6.42% - 7.35% (6.65%)
Collateralized Mortgage Obligation	32,150
Total	$ 59,835

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services.  At February 28, 2023, the value of these investments was $12,492. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

408	J.P. Morgan Income Funds	February 28, 2023

Short
Duration
Core Plus Fund
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at February 28, 2023	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$12,033	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	6.55% - 8.21% (7.01%)

Asset-Backed Securities	12,033
	5,187	Discounted Cash Flow	Constant Prepayment Rate	50.00% (50.00%)
			Yield (Discount Rate of Cash Flows)	6.47% - 7.08.% (6.79%)
Collateralized Mortgage Obligations	5,187
	232	Term of Restructuring	Liquidation Preference	71.43x (71.43x)

Convertible Bonds	232
Total	$17,452

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services.  At February 28, 2023, the value of these investments was $21,034. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of February 28, 2023, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
C. Loan Assignments — Core Bond Fund, Core Plus Bond Fund, Floating Rate Income Fund, High Yield Fund, Income Fund and Short Duration Core Plus Fund invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The above Funds invest in loan assignments of all or a portion of the loans. When a Fund purchases a loan assignment, the Fund has direct rights against the Borrower on a loan, provided, however, the Fund's rights may be more limited than the Lender from which it acquired the assignment and the Fund may be able to enforce its rights only through the Agent. As a result, a Fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). A Fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims by their creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a Fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower.
Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid when purchased, may become illiquid and difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, the Fund may not receive the proceeds from a sale of such investments for a period after the sale.
Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

February 28, 2023	J.P. Morgan Income Funds	409

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
(Dollar values in thousands)
At February 28, 2023, Floating Rate Income Fund had investments in loan assignments that amounted to more than 5% of the Funds’ net assets, by agent bank as follows:
Agent Bank	Percentage
Bank of America NA	14.3%
Barclays Bank plc	14.1
Credit Suisse International	14.0
Goldman Sachs International	7.1
JPMorgan Chase Bank, N.A.	6.8
D. Unfunded Commitments — Floating Rate Income Fund, High Yield Fund and Income Fund entered into commitments to buy and sell investments including commitments to buy loan assignments to settle on future dates as part of their normal investment activities. Unfunded commitments may include revolving loan facilities which may obligate the Funds to provide cash to the borrower on demand. Unfunded commitments are generally traded and priced as part of a related loan assignment (Note 2.C.). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation/depreciation from unfunded commitments is reported on the Statements of Assets and Liabilities. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. The Funds may receive an ongoing commitment fee based on the undrawn portion of the underlying loan facility, which is recorded as a component of Interest income from non-affiliates on the Statements of Operations.
At February 28, 2023, Floating Rate Income Fund, High Yield Fund and Income Fund had the following loan commitments outstanding in which all or a portion of the commitments was unfunded which could be extended at the options of the borrower:
				Unfunded Commitment		Funded Commitment		Total Commitment
Security Description	Maturity Date	Commitment Fee Rate	Rate if Funded	Par Amount	Value	Par Amount	Value	Par Amount	Value
Floating Rate Income Fund
Moran Foods, LLC, 1st Lien Super Senior Delayed Term Loan	06/30/2026	5.000%	11.500%	$278	$278	$—	$—	$278	$278
High Yield Fund
Moran Foods, LLC, 1st Lien Super Senior Delayed Term Loan	06/30/2026	5.000	11.500	2,149	2,149	—	—	2,149	2,149
Income Fund
Moran Foods, LLC, 1st Lien Super Senior Delayed Term Loan	06/30/2026	5.000	11.500	363	363	—	—	363	363
E. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — Core Bond Fund, Core Plus Bond Fund, Government Bond Fund, High Yield Fund, Income Fund, Limited Duration Bond Fund, Mortgage-Backed Securities Fund, Short Duration Bond Fund and Short Duration Core Plus Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.
The Funds may be required to post or receive collateral for delayed delivery securities in the form of cash or securities under a Master Securities Forward Transaction Agreement with the counterparties (each, an “MSFTA”). The collateral requirements are generally calculated by netting the mark-to-market amount for a Fund's transactions under the MSFTA and comparing that amount to the value of the collateral pledged by a fund and the counterparty. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by a fund is held in a segregated account at the Fund's custodian bank and is included on the Statements of Assets and Liabilities as Restricted cash. Collateral received by the Funds

410	J.P. Morgan Income Funds	February 28, 2023

is held in a separate segregated account maintained by JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan. These amounts are not reflected on the Funds' Statements of Assets and Liabilities.
Core Bond Fund, Core Plus Bond Fund, Government Bond Fund, High Yield Fund, Income Fund, Limited Duration Bond Fund, Mortgage-Backed Securities Fund, Short Duration Bond Fund and Short Duration Core Plus Fund had when-issued securities, delayed delivery securities or forward commitments outstanding as of February 28, 2023, which are shown as a Receivable for Investment securities sold —  delayed delivery securities and a Payable for Investment securities purchased — delayed delivery securities, respectively,  on the Statements of Assets and Liabilities. The values of these securities held at February 28, 2023 are detailed on the SOIs, if any.
F. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of February 28, 2023.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Core Plus Bond Fund	$1	$(1)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended February 28, 2023, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Core Plus Bond Fund	$—(a)

(a)	Amount rounds to less than one thousand.
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

February 28, 2023	J.P. Morgan Income Funds	411

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
(Dollar values in thousands)
Core Bond Fund, Floating Rate Income Fund, Government Bond Fund, High Yield Fund, Income Fund, Limited Duration Bond Fund, Mortgage-Backed Securities Fund, Preferred and Income Securities Fund, Short Duration Bond Fund and Short Duration Core Plus Fund did not lend out any securities during the year ended February 28, 2023.
G. Investment Transactions with Affiliates — The Funds invested in Underlying Funds, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Core Bond Fund
For the year ended February 28, 2023
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2023	Shares at February 28, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.66% (a) (b)	$1,584,083	$11,294,269	$11,821,993	$202	$(173)	$1,056,388	1,055,861	$19,013	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2023.

Core Plus Bond Fund
For the year ended February 28, 2023
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2023	Shares at February 28, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.66% (a) (b)	$1,432,701	$5,348,064	$5,953,740	$(105)	$15	$826,935	826,522	$13,749	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.78% (a) (b)	120	—	—	—*	—(c)	120	120	3*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.43% (a) (b)	428	—	—	—	—	428	428	7*	—
Total	$1,433,249	$5,348,064	$5,953,740	$(105)	$15	$827,483		$13,759	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2023.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Floating Rate Income Fund
For the year ended February 28, 2023
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2023	Shares at February 28, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 4.37% (a) (b)	$101,881	$289,996	$371,489	$—	$—	$20,388	20,388	$347	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.

412	J.P. Morgan Income Funds	February 28, 2023

(b)	The rate shown is the current yield as of February 28, 2023.

Government Bond Fund
For the year ended February 28, 2023
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2023	Shares at February 28, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 4.37% (a) (b)	$107,776	$885,568	$870,254	$—	$—	$123,090	123,090	$1,875	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2023.

High Yield Fund
For the year ended February 28, 2023
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2023	Shares at February 28, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 4.37% (a) (b)	$52,250	$2,663,181	$2,703,042	$—	$—	$12,389	12,389	$2,622	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2023.

Income Fund
For the year ended February 28, 2023
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2023	Shares at February 28, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.66% (a) (b)	$180,356	$4,483,975	$4,439,087	$22	$(20)	$225,246	225,133	$2,319	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2023.

Limited Duration Bond Fund
For the year ended February 28, 2023
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2023	Shares at February 28, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.66% (a) (b)	$126,083	$435,337	$463,244	$1	$16	$98,193	98,144	$2,388	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2023.

February 28, 2023	J.P. Morgan Income Funds	413

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
(Dollar values in thousands)
Mortgage-Backed Securities Fund
For the year ended February 28, 2023
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2023	Shares at February 28, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.66% (a) (b)	$285,727	$2,070,536	$2,206,764	$(17)	$30	$149,512	149,437	$2,432	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2023.

Preferred and Income Securities Fund
For the year ended February 28, 2023
Security Description	Value at March 31, 2022(a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2023	Shares at February 28, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.72% (b) (c)	$—	$603,807	$588,921	$6	$3	$14,895	14,887	$437	$—

(a)	Commencement of operations was March 31, 2022.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of February 28, 2023.

Short Duration Bond Fund
For the year ended February 28, 2023
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2023	Shares at February 28, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 4.37% (a) (b)	$154,305	$3,905,565	$3,770,000	$—	$—	$289,870	289,870	$6,574	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2023.

Short Duration Core Plus Fund
For the year ended February 28, 2023
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2023	Shares at February 28, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.72% (a) (b)	$1,203,194	$3,969,485	$5,055,608	$(124)	$61	$117,008	116,950	$5,397	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2023.

414	J.P. Morgan Income Funds	February 28, 2023

H. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
I. Derivatives  —Core Bond Fund, Core Plus Bond Fund, Floating Rate Income, High Yield Fund, Income Fund, Mortgage-Backed Securities Fund, Short Duration Bond Fund and Short Duration Core Plus Fund used derivative instruments including futures contracts, forward foreign currency exchange contracts and swaps, in connection with their investment strategy. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.
The Funds may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing the Funds to close out their position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds' risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.
The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds' ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds' net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.
Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark-to-market gains to the Funds.
Notes I(1) — I(4) below describe the various derivatives used by the Funds.
(1) Options  — Income Fund purchased and/or sold (“wrote”) put and call options on various instruments including currencies, futures, securities and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within their portfolios and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.
Options Purchased — Premiums paid by the Funds for options purchased are included on the Statement of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statement of Operations. If the option is allowed to expire, the Funds will lose the entire premium it paid and records a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.
Options Written — Premiums received by the Funds for options written are included on the Statement of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation of options written on the Statement of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Funds record a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Funds are added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

February 28, 2023	J.P. Morgan Income Funds	415

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
(Dollar values in thousands)
Written uncovered call options subject the Funds to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put premium.
The Funds are not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.
(2) Futures Contracts — Core Bond Fund, Core Plus Bond Fund, Income Fund, Mortgage-Backed Securities Fund, Short Duration Bond Fund and Short Duration Core Plus Fund used treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to equity price, foreign exchange and interest rate risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
(3) Forward Foreign Currency Exchange Contracts —  Core Plus Bond Fund and Income Fund are exposed to foreign currency risks associated with some or all of their portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Funds also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.
The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Funds also record a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.
The Funds' forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).
The Funds may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.
(4) Swaps —  Core Plus Bond Fund, Floating Rate Income Fund, High Yield Fund, Income Fund and Short Duration Core Plus Fund engaged in various swap transactions, to manage credit and interest rate (e.g., duration, yield curve) risks within their respective portfolios. The Funds also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between a fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.
Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Portfolio Investments, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net

416	J.P. Morgan Income Funds	February 28, 2023

unrealized appreciation/depreciation on swaps on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties, cash collateral posted by the Fund is invested in an affiliated money market fund and/or held as restricted cash. Collateral received by the Fund is held in a separate segregated account maintained by JPMorgan Chase Bank, N.A, an affiliate of the Fund.
The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over-the-counter derivative, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and (iv) documentation risk relating to disagreement over contract terms.
The Funds’ OTC swap contracts are subject to master netting arrangements.
Credit Default Swaps
Core Plus Bond Fund, Floating Rate Income Fund, High Yield Fund, Income Fund and Short Duration Core Plus Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.
The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.
Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.
If a credit event occurs, the Funds, as protection sellers, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.
(5) Summary of Derivatives Information —The following tables present the value of derivatives held as of February 28, 2023, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:
	Core Bond Fund	Core Plus Bond Fund	Income Fund	Mortgage-Backed Securities Fund	Short Duration Bond Fund	Short Duration Core Plus Fund
Foreign Exchange Rate Risk Exposure:
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$—	$(2,668)	$(6,909)	$—	$—	$—
Interest Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts *	—	2,014	435	—	579	189
Unrealized Depreciation on Futures Contracts *	(3,408)	(5,245)	(6,011)	(276)	(5,608)	(653)
Credit Risk Exposure:
Swaps at Value (Liabilities) **	—	(6,667)	(52,606)	—	—	(1,505)

February 28, 2023	J.P. Morgan Income Funds	417

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
(Dollar values in thousands)
	Core Bond Fund	Core Plus Bond Fund	Income Fund	Mortgage-Backed Securities Fund	Short Duration Bond Fund	Short Duration Core Plus Fund
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts *	$(3,408)	$(3,231)	$(5,576)	$(276)	$(5,029)	$(464)
Swaps at Value **	—	(6,667)	(52,606)	—	—	(1,505)
Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	—	(2,668)	(6,909)	—	—	—

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
**	Includes the fair value of centrally cleared swap contracts as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
The following table presents the Income Fund's gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of February 28, 2023:
JPMorgan Income Fund
Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities(a)	Derivative Available for Offset	Collateral Posted(b)	Net Amount Due to Counterparty (Not less than zero)
Citibank, NA	$18,489	$—	$(11,060)	$7,429
Merrill Lynch International	5,702	—	(5,470)	232
Morgan Stanley	33,200	—	(31,600)	1,600
	$57,391	$—	$(48,130)	$9,261

(a)	For financial reporting purposes the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statement of Assets and Liabilities.
(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts.
The following tables present the effect of derivatives on the Statements of Operations for the year ended February 28, 2023, by primary underlying risk exposure:
	Core Bond Fund	Core Plus Bond Fund	Floating Rate Income Fund	High Yield Fund	Income Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Foreign Exchange Rate Risk Exposure:
Forward Foreign Currency Exchange Contracts	$—	$(442)	$—	$—	$(2,327)
Purchased Options	—	—	—	—	(5,442)
Written Options	—	—	—	—	35,067
Interest Rate Risk Exposure:
Futures Contracts	(27,716)	(100,870)	—	—	(12,592)
Purchased Options	—	—	—	—	9
Credit Exposure Risk:
Swap Contracts	—	(1,649)	(61)	(36)	31,841
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Foreign Exchange Rate Risk Exposure:
Forward Foreign Currency Exchange Contracts	—	(3,957)	—	—	(8,878)
Purchased Options	—	—	—	—	(34,517)
Interest Rate Risk Exposure:
Futures Contracts	(3,408)	(7,343)	—	—	11,884
Credit Exposure Risk:
Swap Contracts	—	(16,040)	30	—	(43,153)

418	J.P. Morgan Income Funds	February 28, 2023

	Mortgage-Backed Securities Fund	Short Duration Bond Fund	Short Duration Core Plus Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Interest Rate Risk Exposure:
Futures Contracts	$(12,921)	$(16,178)	$49,229
Credit Exposure Risk:
Swap Contracts	—	—	(192)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Interest Rate Risk Exposure:
Futures Contracts	(276)	(5,201)	3,857
Credit Exposure Risk:
Swap Contracts	—	—	(3,814)
Derivatives Volume
The table below discloses the volume of the Funds' options, futures contracts, forward foreign currency exchange contracts and swaps activity during the year ended February 28, 2023. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity (amounts in thousands, except number of contracts):
	Core Bond Fund	Core Plus Bond Fund	Floating Rate Income Fund	High Yield Fund	Income Fund
Futures Contracts:
Average Notional Balance Long	$588,334	$1,910,255	$—	$—	$2,984,480
Average Notional Balance Short	—	(222,897)	—	—	(2,183,403)
Ending Notional Balance Long	2,005,016	2,786,559	—	—	4,098,526
Ending Notional Balance Short	—	(76,477)	—	—	(839,193)
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	—	(31,682)	—	—	(59,927)
Average Settlement Value Sold	—	19,704	—	—	29,412
Ending Settlement Value Purchased	—	(77,780)	—	—	(202,048)
OTC Options:
Average Number of Contracts Purchased	—	—	—	—	96,756,269
Average Number of Contracts Written	—	—	—	—	(10,331,923)
Credit Default Swaps:
Average Notional Balance - Buy Protection	—	259,454	—	—	43,742
Average Notional Balance -Sell Protection	—	—	7,269	3,846	455,271
Ending Notional Balance - Buy Protection	—	337,150	—	—	86,760
Ending Notional Balance - Sell Protection	—	—	—	—	259,017

	Mortgage-Backed Securities Fund	Short Duration Bond Fund	Short Duration Core Plus Fund
Futures Contracts:
Average Notional Balance Long	$205,695	$2,447,122	$1,091,842
Average Notional Balance Short	—	(882,754)	(759,962)
Ending Notional Balance Long	251,126	2,164,557	666,800
Ending Notional Balance Short	—	(726,232)	(339,894)
Credit Default Swaps:
Average Notional Balance - Buy Protection	—	—	36,577
Average Notional Balance -Sell Protection	—	—	1,385
Ending Notional Balance - Buy Protection	—	—	61,500
The Funds may be required to post or receive collateral based on the net value of the Funds’ outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. For certain counterparties cash collateral posted by the Funds is invested in an affiliated money market fund (See Note 3.F), otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash for OTC derivatives. Collateral received by the Funds is held in a separate segregated account maintained by JPMorgan Chase Bank, N.A. ("JPMCB"), an affiliate of the Funds. These amounts are not reflected on the Funds’ Statements of Assets and Liabilities and are disclosed in the table below.

February 28, 2023	J.P. Morgan Income Funds	419

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
(Dollar values in thousands)
Income Fund’s derivative contracts collateral requirements and collateral posted or received by counterparty as of February 28, 2023 are as follows:
Fund		Fund Counterparty	Value of swap contracts	Collateral amount
Income Fund	Collateral Posted	Citibank, NA	$(11,580)	$11,060
	Collateral Posted	Merrill Lynch International	(5,702)	5,470
	Collateral Posted	Morgan Stanley	(33,200)	31,600
The Funds' derivatives contracts held at February 28, 2023 are not accounted for as hedging instruments under GAAP.
J. Offering and Organization Costs — Total offering costs of $100 incurred in connection with the offering of shares of Preferred and Income Securities Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund , if any, are/were recorded as an expense at the time the Fund commenced operations. For the year ended February 28, 2023, total offering costs amortized were $91.
K. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Dividend income, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.
Certain Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Funds. These amounts are included in Interest income from non-affiliates on the Statements of Operations.
Core Bond Fund, Core Plus Bond Fund and Government Bond Fund invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as increases or decreases to interest income on the Statements of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
L. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended February 28, 2023 are as follows:
	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Core Bond Fund
Transfer agency fees	$81	$6	$116	$7	$2	$—(a)	$4	$206	$422
Core Plus Bond Fund
Transfer agency fees	53	4	53	6	1	1	—(a)	131	249
Floating Rate Income Fund
Transfer agency fees	4	1	3	n/a	n/a	n/a	n/a	2	10
Government Bond Fund
Transfer agency fees	30	2	32	5	1	—(a)	n/a	23	93
High Yield Fund
Transfer agency fees	25	2	10	2	—(a)	—(a)	1	36	76
Income Fund
Transfer agency fees	10	14	76	n/a	n/a	n/a	n/a	4	104
Limited Duration Bond Fund
Transfer agency fees	9	1	3	n/a	n/a	n/a	n/a	10	23
Mortgage-Backed Securities Fund
Transfer agency fees	6	1	14	n/a	n/a	n/a	n/a	24	45
Preferred and Income Securities Fund
Transfer agency fees	—(a)	—(a)	2	n/a	n/a	n/a	n/a	2	4
Short Duration Bond Fund
Transfer agency fees	19	1	18	n/a	n/a	n/a	n/a	49	87

420	J.P. Morgan Income Funds	February 28, 2023

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Short Duration Core Plus Fund
Transfer agency fees	$9	$1	$22	n/a	n/a	n/a	n/a	$20	$52

(a)	Amount rounds to less than one thousand.
M. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of February 28, 2023, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
N. Foreign Taxes —The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.
O. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared  and paid at least monthly, except for Income Fund and Preferred and Income Securities Fund, for which distributions are generally declared daily and paid at least monthly. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Core Bond Fund	$—	$1,101	$(1,101)
Core Plus Bond Fund	—	2,894	(2,894)
Floating Rate Income Fund	—	175	(175)
Government Bond Fund	—	15	(15)
High Yield Fund	—	7,561	(7,561)
Income Fund	—	10,768	(10,768)
Limited Duration Bond Fund	—	37	(37)
Mortgage-Backed Securities Fund	—	369	(369)
Preferred and Income Securities Fund	—(a)	51	(51)
Short Duration Bond Fund	—	5,911	(5,911)
Short Duration Core Plus Fund	—	6,877	(6,877)

(a)	Amount rounds to less than one thousand.
The reclassifications for the Funds relate primarily to tax adjustments on certain investments.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund's respective average daily net assets. The annual rate for each Fund is as follows:

Core Bond Fund	0.28%
Core Plus Bond Fund	0.30
Floating Rate Income Fund	0.55
Government Bond Fund	0.28

February 28, 2023	J.P. Morgan Income Funds	421

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
(Dollar values in thousands)

High Yield Fund	0.50%
Income Fund	0.30
Limited Duration Bond Fund	0.20
Mortgage-Backed Securities Fund	0.25
Preferred and Income Securities Fund	0.50
Short Duration Bond Fund	0.22
Short Duration Core Plus Fund	0.25
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund's respective average daily net assets, plus 0.050% of each Fund's respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund's respective average daily net assets between $20 billion and $25 billion, plus 0.010% of each Fund's respective average daily net assets in excess of $25 billion. For the year ended February 28, 2023, the effective rate for Core Bond Fund, Core Plus Bond Fund, Floating Rate Income Fund, Government Bond Fund, High Yield Fund, Income Fund, Limited Duration Bond Fund, Mortgage-Backed Securities Fund, Preferred and Income Securities Fund, Short Duration Bond Fund and Short Duration Core Plus Fund was 0.04%, 0.07%, 0.075%, 0.075%, 0.075%, 0.07%, 0.075%, 0.075%, 0.075%, 0.07% and 0.07%, respectively, of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in  Note 3.F.
JPMCB serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to JPMIM.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, Fund pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
Class A	Class C	Class R2	Class R3
0.25%	0.75%	0.50%	0.25%
The Distributor waived distribution fees as outlined in Note 3.F.
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares (except for Class C Shares of Limited Duration Bond Fund and Short Duration Bond Fund purchased prior to September 3, 2013) and certain Class A Shares for which front-end sales charges have been waived. For the year ended February 28, 2023, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Core Bond Fund	$138	$1
Core Plus Bond Fund	107	4
Floating Rate Income Fund	5	—
Government Bond Fund	10	—(a)
High Yield Fund	41	—(a)
Income Fund	67	1
Limited Duration Bond Fund	6	—
Mortgage-Backed Securities Fund	4	—(a)
Preferred and Income Securities Fund	18	—
Short Duration Bond Fund	64	4
Short Duration Core Plus Fund	12	—

(a)	Amount rounds to less than one thousand.
Effective March 1, 2023, front-end sales charges and CDSC fees on the applicable share classes of Limited Duration Bond Fund were no longer imposed.

422	J.P. Morgan Income Funds	February 28, 2023

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
Core Bond Fund	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.10%
Core Plus Bond Fund	0.25	0.25	0.25	0.25	0.25	0.25	0.10
Floating Rate Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a
Government Bond Fund	0.25	0.25	0.25	0.25	0.25	0.25	n/a
High Yield Fund	0.25	0.25	0.25	0.25	0.25	0.25	0.10
Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a
Limited Duration Bond Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a
Mortgage-Backed Securities Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a
Preferred and Income Securities Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a
Short Duration Bond Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a
Short Duration Core Plus Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
F. Waivers and Reimbursements —The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
Core Bond Fund	0.75%	n/a	0.50%	n/a	n/a	n/a	n/a	n/a
Core Plus Bond Fund	0.75	n/a	0.46	n/a	n/a	n/a	n/a	n/a
Floating Rate Income Fund	1.00	1.50%	0.75	n/a	n/a	n/a	n/a	0.65%(1)
Government Bond Fund	0.70(2)	1.20(2)	0.45(2)	1.05%(2)	0.80%(2)	0.55%(2)	n/a	0.30(2)
High Yield Fund	0.90	1.40	0.65	1.25	1.00	0.75	0.60%	0.50
Income Fund	0.65	1.20	0.40	n/a	n/a	n/a	n/a	0.40
Limited Duration Bond Fund	0.70	1.20	0.45	n/a	n/a	n/a	n/a	0.25
Mortgage-Backed Securities Fund	0.65	1.15	0.40	n/a	n/a	n/a	n/a	0.25
Preferred and Income Securities Fund	0.85	1.35	0.60	n/a	n/a	n/a	n/a	0.55
Short Duration Bond Fund	0.59	1.09	0.34	n/a	n/a	n/a	n/a	0.28
Short Duration Core Plus Fund	0.64	1.14	0.39	n/a	n/a	n/a	n/a	0.33

(1)	Effective July 1, 2022 the contractual expense limitation changed to 0.65% for Class R6. Prior to July 1, 2022 there was no contractual expense limitation for Class R6.
(2)
Prior to November 1, 2022, the contractual expense limitation was 0.75%, 0.48%, 1.10%, 0.85%, 0.60% and 0.35% for Class A, Class I, Class R2,
Class R3, Class R4 and Class R6 Shares, respectively. Prior to November 1, 2022 there was no contractual expense limitation for Class C.

Except as noted above, the expense limitation agreements were in effect for the year ended February 28, 2023 and the contractual limitation percentages are in place until at least June 30, 2023.

February 28, 2023	J.P. Morgan Income Funds	423

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
(Dollar values in thousands)
For the year ended February 28, 2023, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Core Bond Fund	$12	$—	$11,606	$11,618	$—
Core Plus Bond Fund	6	—	8,311	8,317	—
Floating Rate Income Fund	108	67	496	671	—
Government Bond Fund	562	375	1,503	2,440	13
High Yield Fund	2,649	1,764	1,382	5,795	30
Income Fund	31	20	17,418	17,469	18
Limited Duration Bond Fund	404	269	228	901	—
Mortgage-Backed Securities Fund	2,379	1,584	1,959	5,922	—
Preferred and Income Securities Fund	274	166	261	701	124
Short Duration Bond Fund	1,678	1,115	5,213	8,006	—
Short Duration Core Plus Fund	867	578	6,488	7,933	—
Effective March 1, 2023, distribution fees on the applicable share classes of Limited Duration Bond Fund are being voluntarily waived by JPMDS.
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/ or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the year ended February 28, 2023 were as follows:

Core Bond Fund	$1,879
Core Plus Bond Fund	1,328
Floating Rate Income Fund	39
Government Bond Fund	135
High Yield Fund	233
Income Fund	197
Limited Duration Bond Fund	200
Mortgage-Backed Securities Fund	230
Preferred and Income Securities Fund	16
Short Duration Bond Fund	456
Short Duration Core Plus Fund	466
JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the year ended February 28, 2023 the amount of these reimbursements were as follows:

Core Bond Fund	$7
Core Plus Bond Fund	4
Floating Rate Income Fund	2
Government Bond Fund	2
High Yield Fund	2
Income Fund	3
Limited Duration Bond Fund	2
Mortgage-Backed Securities Fund	2
Preferred and Income Securities Fund	1
Short Duration Bond Fund	3
Short Duration Core Plus Fund	3
G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

424	J.P. Morgan Income Funds	February 28, 2023

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the year ended February 28, 2023, Core Bond Fund, Core Plus Bond Fund, High Yield Fund, Income Fund, Limited Duration Bond Fund, Preferred and Income Securities Fund, Short Duration Bond Fund and Short Duration Core Plus Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended February 28, 2023, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Core Bond Fund	$15,580,066	$12,716,022	$3,887,379	$2,509,823
Core Plus Bond Fund	7,048,971	5,347,897	2,061,065	916,189
Floating Rate Income Fund	49,724	384,998	—	—
Government Bond Fund	65,169	351,755	201,340	340,061
High Yield Fund	1,553,505	1,716,749	—	—
Income Fund	19,005,764	18,517,355	—	—
Limited Duration Bond Fund	283,595	355,391	—	—
Mortgage-Backed Securities Fund	1,975,571	2,034,614	304,365	463,395
Preferred and Income Securities Fund	801,080	97,679	—	—
Short Duration Bond Fund	1,272,940	3,418,921	4,224,457	5,617,025
Short Duration Core Plus Fund	5,112,304	8,193,441	2,110,957	3,237,137
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 28, 2023 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Bond Fund	$39,457,970	$59,497	$3,894,914	$(3,835,417)
Core Plus Bond Fund	18,634,777	42,243	1,939,709	(1,897,466)
Floating Rate Income Fund	331,259	7,900	19,761	(11,861)
Government Bond Fund	2,045,209	3,437	215,528	(212,091)
High Yield Fund	4,991,684	89,960	594,608	(504,648)
Income Fund	11,596,669	46,982	1,367,944	(1,320,962)
Limited Duration Bond Fund	1,186,267	657	50,507	(49,850)
Mortgage-Backed Securities Fund	4,435,997	10,623	435,448	(424,825)
Preferred and Income Securities Fund	716,298	6,440	8,148	(1,708)
Short Duration Bond Fund	7,463,670	2,910	366,898	(363,988)
Short Duration Core Plus Fund	4,858,352	4,038	376,423	(372,385)
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax adjustments on certain derivatives and investments, post-October capital loss deferrals and foreign currency gains and losses.

February 28, 2023	J.P. Morgan Income Funds	425

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
(Dollar values in thousands)
The tax character of distributions paid during the year ended February 28, 2023 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Core Bond Fund	$945,374	$1,865	$947,239
Core Plus Bond Fund	534,015	—	534,015
Floating Rate Income Fund	25,197	—	25,197
Government Bond Fund	41,027	—	41,027
High Yield Fund	284,975	—	284,975
Income Fund	493,307	—	493,307
Limited Duration Bond Fund	27,005	—	27,005
Mortgage-Backed Securities Fund	103,999	—	103,999
Preferred and Income Securities Fund	16,151	—	16,151
Short Duration Bond Fund	129,686	—	129,686
Short Duration Core Plus Fund	145,902	—	145,902

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended February 28, 2022 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Core Bond Fund	$739,163	$269,784	$1,008,947
Core Plus Bond Fund	427,106	100,783	527,889
Floating Rate Income Fund	21,164	—	21,164
Government Bond Fund	42,307	—	42,307
High Yield Fund	319,030	—	319,030
Income Fund	464,890	—	464,890
Limited Duration Bond Fund	14,024	—	14,024
Mortgage-Backed Securities Fund	81,068	2,388	83,456
Short Duration Bond Fund	127,916	301	128,217
Short Duration Core Plus Fund	168,340	2,371	170,711

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
As of February 28, 2023, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Core Bond Fund	$12,223	$(266,814)	$(3,835,417)
Core Plus Bond Fund	8,349	(357,244)	(1,898,025)
Floating Rate Income Fund	279	(339,325)	(11,866)
Government Bond Fund	366	(27,748)	(212,091)
High Yield Fund	4,612	(538,908)	(504,732)
Income Fund	22,542	(160,963)	(1,320,962)
Limited Duration Bond Fund	406	(12,327)	(49,850)
Mortgage-Backed Securities Fund	1,500	(105,505)	(424,825)
Preferred and Income Securities Fund	558	(63)	(1,708)
Short Duration Bond Fund	1,921	(135,014)	(363,988)
Short Duration Core Plus Fund	1,632	(291,211)	(372,386)
The cumulative timing differences primarily consist of tax adjustments on certain derivatives and investments, distributions payable, post-October capital loss deferrals and wash sale loss deferrals.

426	J.P. Morgan Income Funds	February 28, 2023

At February 28, 2023, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
Core Bond Fund	$143,100	$123,714
Core Plus Bond Fund	152,150	205,094
Floating Rate Income Fund	47,043	292,282
Government Bond Fund	2,694	25,054
High Yield Fund	5,303	533,605
Income Fund	—	160,963
Limited Duration Bond Fund	3	12,324
Mortgage-Backed Securities Fund	61,561	43,944
Preferred and Income Securities Fund	63	—
Short Duration Bond Fund	83,467	51,547
Short Duration Core Plus Fund	190,952	100,259
Specified ordinary losses and net capital losses (gains) incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended February 28, 2023, the Funds deferred to March 1, 2023 the following specified ordinary losses and net capital losses (gains):
	Net Capital Losses (Gains)		Specified Ordinary Losses
	Short-Term	Long-Term
Core Bond Fund	$16,381	$87,243	$—
Core Plus Bond Fund	39,113	83,608	4,379
Floating Rate Income Fund	1,496	9,491	—
Government Bond Fund	—	5,161	—
High Yield Fund	4,651	10,363	—
Income Fund	11,067	166,608	—
Mortgage-Backed Securities Fund	(1,773)	7,653	—
Preferred and Income Securities Fund	255	—	—
Short Duration Bond Fund	16,538	38,339	—
Short Duration Core Plus Fund	(31,119)	85,120	—
During the year ended February 28, 2023, the following Funds utilized capital loss carryforwards as follows:
	Capital Loss Utilized
	Short-Term	Long-Term
Government Bond Fund	$363	$—
Income Fund	43,350	—
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund at  February 28, 2023. Average borrowings from the Facility during the year ended February 28, 2023 were as follows:
	Average Borrowings	Average Interest Rate paid	Number of Days Outstanding	Interest Paid
Floating Rate Income Fund	$7,369	4.56%	1	$1
High Yield Fund	33,504	2.28	8	14
Income Fund	18,689	4.26	19	45

February 28, 2023	J.P. Morgan Income Funds	427

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
(Dollar values in thousands)
The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended February 28, 2023.
The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 9, 2022, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a change in the interest associated with any borrowing to the higher, on the day of the borrowing, of (a) the federal funds effective rate, or (b) the one-month Adjusted SOFR Rate plus Applicable Margin.
The Funds did not utilize the Credit Facility during the year ended February 28, 2023.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of February 28, 2023, the following Funds had  individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund's outstanding shares  as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Core Bond Fund	—	—%	1	12.6%
Core Plus Bond Fund	1	10.4	2	29.8
Floating Rate Income Fund	1	55.8	1	11.6
Government Bond Fund	—	—	3	42.9
High Yield Fund	1	13.2	1	24.3
Income Fund	1	33.2	1	24.1
Limited Duration Bond Fund	2	45.0	—	—
Mortgage-Backed Securities Fund	1	24.8	—	—
Preferred and Income Securities Fund	1	99.8	—	—
Short Duration Bond Fund	1	43.9	1	19.9
Short Duration Core Plus Fund	1	45.8	—	—
As of February 28, 2023, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated fund of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:
	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Core Bond Fund	—%	10.5%
Core Plus Bond Fund	—	13.8
High Yield Fund	—	17.3
Limited Duration Bond Fund	49.2	—
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.

428	J.P. Morgan Income Funds	February 28, 2023

The Funds are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
The Funds are subject to interest rate risk. Investments in bonds and other debt securities will change in value based on changes in interest rates.  If rates increase, the value of these investments generally declines.  Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.  The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may increase interest rates or the timing, frequency, or magnitude of such increases. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
The Funds are subject to credit risk. The Funds' investments are subject to the risk that an issuer and/or a counterparty will fail to make payments when due or default completely. Prices of the Funds' investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Funds' securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e. the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Core Plus Bond Fund, Floating Rate Income Fund, High Yield Fund, Income Fund and Short Duration Core Plus Fund in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Funds are intended for investors who are able and willing to assume a high degree of risk.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses and could make derivatives more difficult for the Fund to value accurately.
The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

February 28, 2023	J.P. Morgan Income Funds	429

NOTES TO FINANCIAL STATEMENTS
AS OF February 28, 2023 (continued)
(Dollar values in thousands)
The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the period. Such concentrations may subject each of these Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.
As of February 28, 2023, the following Funds had non-U.S. country allocations representing greater than 10% of total investments (excluding investment of cash collateral from securities loaned) as follows:
Preferred and Income Securities Fund
Canada	12.7%
United Kingdom	10.2
Preferred Income and Securities Fund invests in contingent convertible securities (“CoCos”) and is subject to additional risks from such investments. CoCos are hybrid debt securities that may be convertible into equity or may be written down if a pre-specified trigger event such as a decline in capital ratio below a prescribed threshold occurs. If such a trigger event occurs, the Fund may lose the principal amount invested on a permanent or temporary basis or the CoCo may be converted to equity. Even though the Fund does not invest in common stock as a principal investment strategy, the Fund will be subject to increased equity market risk in the event that such securities are converted to equity. In addition to being subject to a possible write-down upon the occurrence of a trigger event, CoCos may also be subject to a permanent write-down or conversion into equity (in whole or in part), if the applicable bank regulator or other public administrative authority having responsibility for managing the orderly dissolution of an institution has determined that the issuer is not viable. Coupon payments on CoCos may be discretionary and may be cancelled by the issuer. Holders of CoCos may suffer a loss of capital when comparable equity holders do not.  As CoCos may be perpetual or have long-dated maturities, they may face greater interest rate sensitivity and may be subject to greater fluctuations in value than securities with shorter maturity dates. Such securities also may be subject to prepayment risk due to optional or mandatory redemption provisions.

430	J.P. Morgan Income Funds	February 28, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Boards of Trustees of JPMorgan Trust I, JPMorgan Trust II and JPMorgan Trust IV and Shareholders of JPMorgan Core Bond Fund, JPMorgan Core Plus Bond Fund, JPMorgan Floating Rate Income Fund, JPMorgan Government Bond Fund, JPMorgan High Yield Fund, JPMorgan Income Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Mortgage-Backed Securities Fund, JPMorgan Preferred and Income Securities Fund, JPMorgan Short Duration Bond Fund, and JPMorgan Short Duration Core Plus Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Floating Rate Income Fund, JPMorgan Income Fund and JPMorgan Short Duration Core Plus Fund (three of the funds constituting JPMorgan Trust I), JPMorgan Core Bond Fund, JPMorgan Core Plus Bond Fund, JPMorgan Government Bond Fund, JPMorgan High Yield Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Mortgage-Backed Securities Fund and JPMorgan Short Duration Bond Fund (seven of the funds constituting JPMorgan Trust II) and JPMorgan Preferred and Income Securities Fund (one of the funds constituting JPMorgan Trust IV) (hereafter collectively referred to as the "Funds") as of February 28, 2023, the related statements of operations, of cash flows (for JPMorgan Core Plus Bond Fund and JPMorgan Income Fund) and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2023, the results of each of their operations, each of their cash flows (for JPMorgan Core Plus Bond Fund and JPMorgan Income Fund) and the changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Funds
JPMorgan Core Bond Fund (1)	JPMorgan Limited Duration Bond Fund (1)
JPMorgan Core Plus Bond Fund (2)	JPMorgan Mortgage-Backed Securities Fund (1)
JPMorgan Floating Rate Income Fund (1)	JPMorgan Preferred and Income Securities Fund (3)
JPMorgan Government Bond Fund (1)	JPMorgan Short Duration Bond Fund (1)
JPMorgan High Yield Fund(1)	JPMorgan Short Duration Core Plus Fund (1)
JPMorgan Income Fund (2)

(1) Statement of operations for the year ended February 28, 2023 and statements of changes in net assets for the years ended February 28, 2023 and February 28, 2022
(2) Statement of operations and statement of cash flows for the year ended February 28, 2023 and statements of changes in net assets for the years ended February 28, 2023 and February 28, 2022
(3) Statement of operations and statement of changes in net assets for the period March 31, 2022 (commencement of operations) through February 28, 2023
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian, transfer agent,

February 28, 2023	J.P. Morgan Income Funds	431

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
April 26, 2023
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

432	J.P. Morgan Income Funds	February 28, 2023

TRUSTEES
(Unaudited)
The Funds' Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	178	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	178	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	178	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	178
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	178	None

February 28, 2023	J.P. Morgan Income Funds	433

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	178	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	178
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	178
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	178	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	178	None
Marilyn McCoy (1948); Trustee since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	178	None

434	J.P. Morgan Income Funds	February 28, 2023

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Dr. Robert A. Oden, Jr. (1946); Trustee since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	178
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	178	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2014.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	178
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	178	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	178	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (178 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.

February 28, 2023	J.P. Morgan Income Funds	435

TRUSTEES
(Unaudited) (continued)
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

436	J.P. Morgan Income Funds	February 28, 2023

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962) Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Vonnegut-Gabovitch has been with JPMorgan Chase & Co. since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2023)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase & Co. since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Executive Director, J.P. Morgan Investment Management Inc. Mr. Fleytekh has been with J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Gaines has been with J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.

February 28, 2023	J.P. Morgan Income Funds	437

OFFICERS
(Unaudited) (continued)
Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

438	J.P. Morgan Income Funds	February 28, 2023

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, September 1, 2022, and continued to hold your shares at the end of the reporting period, February 28, 2023.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Core Bond Fund
Class A
Actual	$1,000.00	$982.20	$3.69	0.75%
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class C
Actual	1,000.00	979.50	6.58	1.34
Hypothetical	1,000.00	1,018.15	6.71	1.34
Class I
Actual	1,000.00	983.40	2.46	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R2
Actual	1,000.00	980.50	5.40	1.10
Hypothetical	1,000.00	1,019.34	5.51	1.10
Class R3
Actual	1,000.00	981.80	4.13	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R4
Actual	1,000.00	982.90	2.90	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R5
Actual	1,000.00	983.70	2.11	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43
Class R6
Actual	1,000.00	984.30	1.62	0.33
Hypothetical	1,000.00	1,023.16	1.66	0.33

February 28, 2023	J.P. Morgan Income Funds	439

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Core Plus Bond Fund
Class A
Actual	$1,000.00	$981.30	$3.64	0.74%
Hypothetical	1,000.00	1,021.13	3.71	0.74
Class C
Actual	1,000.00	978.30	6.77	1.38
Hypothetical	1,000.00	1,017.95	6.90	1.38
Class I
Actual	1,000.00	984.10	2.21	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class R2
Actual	1,000.00	979.40	5.59	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class R3
Actual	1,000.00	980.60	4.37	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R4
Actual	1,000.00	981.80	3.10	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63
Class R5
Actual	1,000.00	982.60	2.31	0.47
Hypothetical	1,000.00	1,022.46	2.36	0.47
Class R6
Actual	1,000.00	984.50	1.82	0.37
Hypothetical	1,000.00	1,022.96	1.86	0.37
JPMorgan Floating Rate Income Fund
Class A
Actual	1,000.00	1,036.30	5.05	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class C
Actual	1,000.00	1,033.80	7.56	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class I
Actual	1,000.00	1,037.60	3.79	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R6
Actual	1,000.00	1,038.10	3.28	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
JPMorgan Government Bond Fund
Class A
Actual	1,000.00	975.60	3.48	0.71
Hypothetical	1,000.00	1,021.27	3.56	0.71
Class C
Actual	1,000.00	972.90	6.11	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class I
Actual	1,000.00	976.80	2.21	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class R2
Actual	1,000.00	973.90	5.19	1.06
Hypothetical	1,000.00	1,019.54	5.31	1.06

440	J.P. Morgan Income Funds	February 28, 2023

	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Government Bond Fund (continued)
Class R3
Actual	$1,000.00	$975.10	$3.97	0.81%
Hypothetical	1,000.00	1,020.78	4.06	0.81
Class R4
Actual	1,000.00	976.30	2.74	0.56
Hypothetical	1,000.00	1,022.02	2.81	0.56
Class R6
Actual	1,000.00	977.50	1.52	0.31
Hypothetical	1,000.00	1,023.26	1.56	0.31
JPMorgan High Yield Fund
Class A
Actual	1,000.00	1,020.50	4.51	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class C
Actual	1,000.00	1,017.80	7.00	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Class I
Actual	1,000.00	1,021.50	3.26	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Class R2
Actual	1,000.00	1,018.70	6.26	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class R3
Actual	1,000.00	1,021.30	5.01	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class R4
Actual	1,000.00	1,022.70	3.76	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R5
Actual	1,000.00	1,023.40	3.01	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class R6
Actual	1,000.00	1,022.30	2.51	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
JPMorgan Income Fund
Class A
Actual	1,000.00	995.60	3.12	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63
Class C
Actual	1,000.00	992.80	5.93	1.20
Hypothetical	1,000.00	1,018.84	6.01	1.20
Class I
Actual	1,000.00	996.90	1.98	0.40
Hypothetical	1,000.00	1,022.81	2.01	0.40
Class R6
Actual	1,000.00	996.80	1.93	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39
JPMorgan Limited Duration Bond Fund
Class A
Actual	1,000.00	1,008.50	3.39	0.68
Hypothetical	1,000.00	1,021.42	3.41	0.68

February 28, 2023	J.P. Morgan Income Funds	441

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Limited Duration Bond Fund (continued)
Class C
Actual	$1,000.00	$1,007.10	$5.87	1.18%
Hypothetical	1,000.00	1,018.94	5.91	1.18
Class I
Actual	1,000.00	1,010.80	2.14	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43
Class R6
Actual	1,000.00	1,010.70	1.15	0.23
Hypothetical	1,000.00	1,023.65	1.15	0.23
JPMorgan Mortgage-Backed Securities Fund
Class A
Actual	1,000.00	979.20	3.19	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Class C
Actual	1,000.00	976.20	5.63	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15
Class I
Actual	1,000.00	979.90	1.96	0.40
Hypothetical	1,000.00	1,022.81	2.01	0.40
Class R6
Actual	1,000.00	980.70	1.23	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
JPMorgan Preferred and Income Securities Fund
Class A
Actual	1,000.00	1,027.80	4.22	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class C
Actual	1,000.00	1,025.10	6.73	1.34
Hypothetical	1,000.00	1,018.15	6.71	1.34
Class I
Actual	1,000.00	1,029.20	2.97	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R6
Actual	1,000.00	1,029.50	2.72	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
JPMorgan Short Duration Bond Fund
Class A
Actual	1,000.00	1,001.90	2.88	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58
Class C
Actual	1,000.00	999.40	5.35	1.08
Hypothetical	1,000.00	1,019.44	5.41	1.08
Class I
Actual	1,000.00	1,002.20	1.64	0.33
Hypothetical	1,000.00	1,023.16	1.66	0.33
Class R6
Actual	1,000.00	1,002.50	1.34	0.27
Hypothetical	1,000.00	1,023.46	1.35	0.27

442	J.P. Morgan Income Funds	February 28, 2023

	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Short Duration Core Plus Fund
Class A
Actual	$1,000.00	$1,003.60	$3.13	0.63%
Hypothetical	1,000.00	1,021.67	3.16	0.63
Class C
Actual	1,000.00	1,001.20	5.61	1.13
Hypothetical	1,000.00	1,019.19	5.66	1.13
Class I
Actual	1,000.00	1,003.80	1.89	0.38
Hypothetical	1,000.00	1,022.91	1.91	0.38
Class R6
Actual	1,000.00	1,005.20	1.59	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

February 28, 2023	J.P. Morgan Income Funds	443

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Pursuant to an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission, the Program permits the Funds use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 7, 2023, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the Exemptive Order and whether all applicable Funds were in compliance with the terms of the Exemptive Order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

444	J.P. Morgan Income Funds	February 28, 2023

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended February 28, 2023. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2023. The information necessary to complete your income tax returns for the calendar year ending December 31, 2023 will be provided under separate cover.
Dividends Received Deduction (DRD)
Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended February 28, 2023:
Dividends Received Deduction
JPMorgan Preferred and Income Securities Fund	47.73%
Long Term Capital Gain
Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended February 28, 2023:
Long-Term Capital Gain Distribution
JPMorgan Core Bond Fund	$1,865
Qualified Dividend Income (QDI)
Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended February 28, 2023:
Qualified Dividend Income
JPMorgan Preferred and Income Securities Fund	$10,398
Qualified Interest Income (QII)
Each Fund listed below paid the following amount, or maximum allowable amount, of ordinary distributions treated as qualified interest income and short-term capital gains for the fiscal year ended February 28, 2023:
Qualified Interest Income
JPMorgan Core Bond Fund	$849,630
JPMorgan Core Plus Bond Fund	477,069
JPMorgan Government Bond Fund	41,027
JPMorgan High Yield Fund	233,511
JPMorgan Limited Duration Bond Fund	23,873
JPMorgan Short Duration Bond Fund	107,122
Treasury Income
Each Fund listed below had the following percentage, or maximum allowable percentage, of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 28, 2023:
Income from U.S. Treasury Obligations
JPMorgan Core Bond Fund	21.5%
JPMorgan Core Plus Bond Fund	12.3
JPMorgan Government Bond Fund	31.3
JPMorgan High Yield Fund	0.1
JPMorgan Mortgage-Backed Securities Fund	7.4
JPMorgan Short Duration Bond Fund	19.1
JPMorgan Short Duration Core Plus Fund	11.5

February 28, 2023	J.P. Morgan Income Funds	445

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
○Social Security number and account balances
○transaction history and account transactions
○checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions? Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds collect my personal information?	We collect your personal information, for example, when you:
○open an account or provide contact information
○give us your account information or pay us by check
○make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:
○sharing for affiliates’ everyday business purposes – information about your creditworthiness
○affiliates from using your information to market to you
○sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
○J.P. Morgan Funds doesn’t jointly market.

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of the Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. February 2023.
AN-INC2-223

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The Audit committee financial experts are Gary L. French, Kathleen M. Gallagher, Raymond Kanner and Lawrence R. Maffia, each of whom is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for the purposes of the audit committee financial expert determination.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2023 – $800,234

2022 – $769,769

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2023 – $85,182

2022 – $85,182

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2023 – $137,462

2022 – $138,692

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended February 28, 2023 and 2022, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2023 – Not applicable

2022 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the

“Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2023 – 0.0%

2022 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable—Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2022 - $31.8 million

2021 - $30.7 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

Not applicable.

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1)

That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

(2)	The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

(3)	Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant;

(4)	The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and

(5)	Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2), exactly as set forth below:

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(1) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(2) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
May 4, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
May 4, 2023

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
May 4, 2023